UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07873

Nuveen Municipal Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark J. Czarniecki

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: March 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Mutual Funds
31 March
2021
Nuveen Municipal
Bond Funds
Fund Name	Class A	Class C	Class C2	Class R6	Class I
Nuveen All-American Municipal Bond Fund	FLAAX	FACCX	FAACX	FAAWX	FAARX
Nuveen Intermediate Duration Municipal Bond Fund	NMBAX	NNCCX	NNSCX	—	NUVBX
Nuveen Limited Term Municipal Bond Fund	FLTDX	FAFJX	FLTCX	—	FLTRX
Nuveen Short Term Municipal Bond Fund	FSHAX	NAAEX	NSVCX	—	FSHYX
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

3

Chair’s Letter to Shareholders
Dear Shareholders,
More than a year has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020: a year of global economic recession, financial market turbulence and some immeasurable losses. A year later the health crisis persists but the widespread distribution of vaccines in the U.S. is enabling us to look forward to what our “new normal” might be. In the meantime, extraordinary economic interventions by governments and central banks around the world are helping to bridge the gap.
With vaccine progress and economic stimulus beginning to provide real benefits to the global economy, markets are anticipating a strong rebound in growth, especially in the U.S. To extend relief programs enacted earlier in the crisis, the U.S. government passed $900 billion in aid to individuals and businesses in late December 2020. Another $1.9 trillion relief package was signed into law in March 2021 providing extended unemployment benefits, direct payments to individuals and families, assistance to state and local municipalities, grants to education and public health, and other support. Additional stimulus proposals are set to be discussed in Congress. The U.S. Federal Reserve, along with other central banks around the world, has pledged to keep monetary conditions accommodative for as long as necessary, as they consider the recent increase in inflation risks as transitory.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. COVID-19 cases are still elevated in some regions, as more virulent strains have spread and vaccination rollouts have been uneven around the world. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored. Achieving sufficient inoculation of the population depends on many variables, including logistics, public confidence, real-world efficacy and the emergence of variant virus strains, as well as whether young children can safely and effectively be vaccinated. In the U.S., the recent slowdown in vaccine demand is prompting a shift from mass distribution to outreach. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either of which could cause investment outlooks to shift. Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.
If you have concerns about what’s coming next, it can be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
May 24, 2021

4

Portfolio Managers’
Comments
Nuveen All-American Municipal Bond Fund
Nuveen Intermediate Duration Municipal Bond Fund
Nuveen Limited Term Municipal Bond Fund
Nuveen Short Term Municipal Bond Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio managers John V. Miller, CFA, and Timothy T. Ryan, CFA, managed the Nuveen All-American Municipal Bond Fund. Paul L. Brennan, CFA, and Stephen J. Candido, CFA, manage the Nuveen Intermediate Duration Municipal Bond Fund. The Nuveen Limited Term Municipal Bond Fund and the Nuveen Short Term Municipal Bond Fund are both managed by Paul L. Brennan, CFA, and Christopher L. Drahn, CFA.
Portfolio Manager Changes
Effective December 10, 2020, Paul L. Brennan, CFA was added as a named portfolio manager of the Nuveen Short Term Municipal Bond Fund. Conversely, Christopher L. Drahn, CFA, was added as a portfolio manager on the Nuveen Limited Term Municipal Bond Fund. Additionally, Steven J. Candido, CFA, was added as a portfolio manager on the Nuveen Intermediate Duration Municipal Bond Fund.
Fund Merger Announcement
During May 2020, the Funds’ Board of Directors/Trustees (the “Board”) approved the merger of Nuveen Tennessee Municipal Bond Fund (the “Target Fund”) into Nuveen All-American Municipal Bond Fund (the “Acquiring Fund”) (the “Reorganization”). On September 28, 2020, the Reorganization was approved by shareholders of the Target Fund. Effective January 8, 2021, the Nuveen All-American Municipal Bond Fund acquired the Nuveen Tennessee Municipal Bond Fund.
Recently, the portfolio managers reviewed economic and market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended March 31, 2021.
What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended March 31, 2021?
The U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures, but gross domestic product (GDP) shrank 3.5% in 2020 overall compared to 2019’s annual level. After falling into a deep recession in February 2020 due to the restrictions on business and social activity to mitigate the COVID-19 spread, the economy bounced back with the help of government stimulus aiding individuals and businesses, accommodative monetary policy that kept borrowing costs low, gradual reopening of businesses and vaccine rollouts. U.S. GDP growth picked up pace in the first quarter of 2021,

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national ratings agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
growing at an annualized rate of 6.4% according to the Bureau of Economic Analysis “advance” estimate, an increase from 4.3% (annualized) in the fourth quarter of 2020. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes.
Although, consumer spending, the largest driver of the economy, remained resilient despite the disruption caused by the health and economic crisis, it declined significantly as unemployment rose sharply starting in March 2020. These measures rebounded markedly in the second half of 2020, although the momentum slowed toward the end of 2020 amid a resurgence of COVID-19 infections. As of March 2021, slightly more than half of the 22 million jobs lost in March and April 2020 have been recovered resulting in an unemployment rate of 6.0% in March 2021 as reported by the Bureau of Labor Statistics, up from 4.4% in March 2020. The average hourly earnings rate increased, growing at an annualized rate of 4.2% in March 2021, despite the spike in unemployment. Earnings data was skewed by the concentration of job losses in lower-wage work, which effectively eliminated most of the low-wage data, resulting in an average of mostly higher numbers. The overall trend of inflation accelerated, largely due to rising energy prices and the improving economy. The higher annual inflation rate in March 2021 is also the result of the comparison from a year ago, when consumer prices fell sharply as the first lockdowns were imposed in March 2020. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 2.6% over the twelve-month reporting period ended March 31, 2021, before seasonal adjustment.
With the onset of the COVID-19 crisis, the Federal Reserve (Fed) enacted an array of emergency measures in March 2020 to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. In August 2020, the Fed announced a change in its inflation targeting policy, moving from a program of absolute targeting to an average inflation targeting policy. Under this regime, the Fed will tolerate the inflation rate temporarily overshooting the target rate to offset periods of below-target inflation, so that inflation averages a 2% target rate over time. Fed officials remained cautious, acknowledging the economy’s significant improvement from the COVID-19 recession but also expressing concerns about near-term weakness, and left monetary policy unchanged over the remainder of their meetings in 2020 and early 2021.
The federal government also intervened with historic relief measures, starting with three aid packages in March and April 2020. These included $2 trillion allocated across direct payments to individuals, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments, and more than $100 billion in funding to employers offering paid leave. In December 2020, the government enacted a $900 billion relief package extending some of these programs, and followed in March 2021 with another $1.9 trillion deal providing support to individuals and families, small businesses, state and local governments, education and public health/vaccination. The Biden administration has proposed another $2 trillion stimulus plan focused on infrastructure and jobs. However, the plan is expected to face legislative hurdles.
The COVID-19 crisis rapidly dwarfed all other market concerns starting in late February 2020. Equity and commodity markets sold off and safe-haven assets rallied in March 2020 as countries initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess at the time, which amplified market volatility. An ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia, which caused oil prices to plunge in March 2020, exacerbated the market sell-off. At year end, the announcement of high efficacy rates in several COVID-19 vaccine trials, followed by regulatory authorizations and public vaccination drives across Western countries, improved the outlook for 2021 and led to risk-on sentiment in the markets. However, market volatility picked up in early 2021, as a stronger economic outlook and improving vaccination rates led to rising inflation concerns and an increase in long-term interest rates.
Geopolitical uncertainty remained elevated during 2020 in anticipation of the U.S. presidential election in November 2020 and the Brexit transition period set to expire in December 2020. However, political risks began to ease with the election of President Joe Biden and a final deal struck between the European Union and U.K. before the end of the transition period. Although China and the U.S. signed a “phase one” trade deal in January 2020, tensions continued to flare over other trade and technology/security issues, Hong Kong’s sovereignty and the management of the COVID-19 crisis.
The municipal bond market’s positive performance over the twelve-month reporting period reflects its recovery from the pandemic sell-off in March 2020. For most of the reporting period, a significant decline in interest rates drove municipal bond prices higher, with positive technical and fundamental conditions also supporting credit spread tightening. However, early in the reporting period, the
6

market was beginning to stabilize after coronavirus risks drove U.S. Treasury yields to historic lows and rate volatility increased sharply, especially from late February to the end of March 2020. In that six-week period, as liquidity became stressed, investors began to liquidate any asset possible, including municipal bonds. Municipal bond prices declined rapidly (and yields spiked higher), amid rampant selling across both the high grade and high yield segments that was exacerbated in some cases by exchange-traded fund and closed-end fund selling. Municipal bond prices became severely dislocated from Treasury prices. Credit spreads widened significantly during the March 2020 sell-off, ending the month above their long-term average. Ongoing monetary and fiscal interventions from the Fed and U.S. government helped the market stabilize, then recover over the course of 2020 and early 2021.
The municipal yield curve steepened over this reporting period, initially driven by a pronounced drop in yields at the short end of the curve. Then a new steepening cycle began in early 2021 as markets priced in a stronger economic recovery and higher inflation, fueled by increasing vaccination rates and more federal stimulus, which drove longer-term interest rates higher.
Municipal bond gross issuance nationwide remained strong in the reporting period, with deals postponed rather than canceled during the COVID-19 driven sell-off. The overall low level of interest rates has encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 30% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. This lower net issuance was an overall positive technical factor on municipal bond investment performance in recent years. Notably, taxable municipal bond issuance has increased meaningfully since the advent of the Tax Cut and Jobs Act of 2017, which prohibits municipal issuers from issuing new tax-exempt bonds to pre-refund existing tax-exempt bonds. However, municipalities have taken advantage of the low interest rate environment and the strong demand for yield to issue taxable municipal debt, enabling them to save on net interest costs while adding to the scarcity value of tax-exempt issues.
While municipal bond funds suffered significant outflows in March 2020, particularly from high yield municipal bond funds, fund flows rebounded strongly over the remainder of 2020 and sustained a robust pace through early 2021. Demand has been resilient even though municipal defaults, as expected, have increased somewhat during the COVID-19 crisis. However, default activity has occurred mainly in sectors with greater COVID-19 risk exposure, such as senior living, corporate-backed and real estate-backed. Moreover, while there are some pockets of municipal credit ratings stress, a wave of downgrades has not materialized. With interest rates in the U.S. and globally still near all-time lows, even after the recent increase in long-term rates, the appetite for yield has continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. Additionally, as tax payers have adjusted to the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds, especially in states with high income taxes and/or property taxes.
How did the Funds perform during the twelve-month reporting period ended March 31, 2021?
The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for each share class of the Fund for the period ended March 31, 2021. Each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of its corresponding benchmark and Lipper classification average.
During the reporting period, all four Funds outperformed their respective benchmark indexes. The Nuveen Intermediate Duration Municipal Bond Fund performed in line with its Lipper classification average, while the other three Funds outperformed their Lipper classification average to varying degrees.
What strategies were used to manage the Funds and how did these strategies influence performance during the twelve-month reporting period ended March 31, 2021?
The investment objective of Nuveen All-American Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. Nuveen Short Term Municipal Bond Fund’s investment objective is to provide current income that is exempt from federal income tax to the extent consistent with preservation of capital.
7

Portfolio Managers’ Comments (continued)
Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how each Fund's portfolio was managed in light of recent market conditions.
Nuveen All-American Municipal Bond Fund
The Nuveen All-American Municipal Bond Fund’s Class A Shares at NAV outperformed the S&P Municipal Bond Index for the twelve-month reporting period ended March 31, 2021.
Favorable security selection was the biggest driver of the Fund’s relative outperformance this reporting period. The Fund’s top individual contributors included Chicago Board of Education general obligation and capital improvement tax bonds, as well as Ohio tobacco bonds. These tobacco bonds rallied more strongly than the index amid investors’ renewed appetite for higher yielding securities in an improving fundamental and economic environment.
Other top performers contributing to the Fund’s relative performance included bonds for Brightline (formerly known as Virgin Trains USA), a South Florida high-speed passenger rail project and for Metropolitan Pier and Exposition Authority, which owns tourist destination Navy Pier and the McCormick Place convention center in Chicago. In both cases, the bonds recovered as investors became more optimistic about their potential to weather the COVID-19 crisis.
Holdings in Energy Harbor equity (formerly FirstEnergy Solutions) also fared well. The Fund acquired shares in Energy Harbor when its holding of certain municipal bonds issued by FirstEnergy Solutions was converted into Energy Harbor equity as part of FirstEnergy Solutions’ emergence from bankruptcy protection. Although this position underperformed for the Fund overall in the first half of the reporting period, it bounced back strongly in the second half and contributed meaningfully to the Fund’s result.
Partially offsetting these positive security selection results, however, were the Fund’s positions in project revenue bonds backed by specialty cancer treatment centers Georgia Proton Treatment Center and Provision CARES Proton Therapy Center (Florida). The positions underperformed the index as both centers continued to struggle amid the COVID-19 crisis.
The Fund’s duration (interest rate) and yield curve positioning also contributed to performance. The Fund was overweight in longer dated bonds (particularly 22 years and more), which helped the Fund maintain its yield. These securities outperformed the benchmark as municipal interest rates declined through most of the reporting period. An underweight in shorter-dated securities was also helpful, since these lagged longer-term bonds.
The Fund's sector positioning was another positive performance factor, which included the Fund’s overweight in higher yielding segments that bounced back particularly strongly from the market’s March 2020 lows. The Fund had more exposure than the benchmark to the tobacco, industrial development revenue, health care, airport and transportation sectors, all of which outperformed the index. Additionally, being underweight in the state and local general obligation and pre-refunded sectors also contributed to the Fund's performance, given that these generally higher quality categories tended to generate smaller gains. However, an underweight in utility bonds modestly detracted from performance.
The Fund's credit quality was well positioned. It helped to be overweight bonds rated lower investment grade (A and BBB) and below investment grade (BB and below, including non-rated bonds). Bonds in these credit rating tiers outpaced higher grade issues (AAA and AA rated), in which the Fund was underweight.
Early in the reporting period, the Fund, mirroring the broad municipal bond Fund market, experienced investment outflows following the steep market decline in mid-March 2020. To satisfy these shareholder redemptions, management sold higher quality, shorter duration bonds, which had held more of their value than comparable lower quality, longer dated issues during the market’s early spring 2020 decline. With these sales, made at a loss, management harvested tax losses, enhanced the Fund’s income earning capability and sought to make the portfolio more tax efficient.
As the municipal market exhibited signs of stabilization by mid-spring 2020, management’s focus quickly shifted toward relative value opportunities. It exchanged certain lower yielding bonds for similar higher yielding securities with attractive valuations, often from the same issuer.
8

When the municipal market stabilized further and shareholder inflows returned to the Fund by May 2020, management became active purchasers of opportunities it identified in the marketplace, particularly among lower quality bonds deemed creditworthy. In doing so, it built the Fund’s allocation to both lower investment grade and below investment grade bonds deemed creditworthy. Typically, new bond acquisitions also were longer dated securities.
The Fund managed the duration of its portfolio by shorting interest rate future contracts. The interest rate futures had a positive impact on performance during the reporting period. The Fund’s use of certain floating rate securities, including tender option bonds (TOBs), modestly boosted relative performance.
Nuveen Intermediate Duration Municipal Bond Fund
The Nuveen Intermediate Duration Municipal Bond Fund’s Class A Shares at NAV outperformed the S&P Municipal Bond Intermediate Index for the twelve-month reporting period ended March 31, 2021.
After a market driven by the COVID-19 crisis that occurred several weeks before the start of this reporting period, municipal bond prices bounced back strongly. The municipal market benefited from significant monetary and fiscal support, optimism about safe and effective COVID-19 vaccines and continued economic recovery. Credit spreads narrowed and longer maturity bonds outperformed shorter maturity bonds as interest rates dropped and the yield curve steepened.
Credit and sector positioning helped the Fund outperform the index. In terms of credit quality, the Fund had large overweights in bonds rated lower investment grade (A and BBB) and, to a lesser extent, those rated below investment grade (below BBB). Because lower rated bonds generally outperformed higher rated bonds, this positioning aided relative performance.
The Fund's sector positioning benefited from relative overweights in various outperforming sectors, all of which outperformed the index. The Fund similarly benefited from having a lower allocation to tax-supported and utility bonds, two lagging sectors this reporting period.
Counterbalancing those positive sector related results, however, was the Fund's overweight in pre-refunded bonds. With their short durations and high credit quality, these bonds were relative underperformers in a market environment favoring securities with the opposite characteristics. An overweight in housing bonds also detracted from performance. This category underperformed as historically low interest rates increased the likelihood these bonds would be redeemed early as homeowners refinanced their mortgages.
Duration (interest rate) positioning was another overall positive performance factor. The Fund's portfolio average duration was about a year longer than that of the index, the Fund captured more of the beneficial effects of falling interest rates during the reporting period.
In contrast, security selection hurt the Fund’s overall relative performance. Certain industrial development revenue bond holdings, primarily those of some weaker performing investor owned utilities, trailed the index. Other positions to generate below index returns included higher quality, shorter maturity bonds of several large, well established, financially stable universities. Also, within the health care sector, bonds of Tower Health, a Pennsylvania-based hospital system and Louisiana-based Lake Charles Memorial Hospital were underperforming even before the COVID-19 crisis struck and continued to experience some financial stress this reporting period.
With many other individual holdings, however, the Fund experienced strong results, as various lower rated bonds recovered off depressed valuations. One such contributor was the Fund's position in the equity securities of Energy Harbor (formerly FirstEnergy Solutions). The Fund acquired shares in Energy Harbor when its holding of certain municipal bonds issued by FirstEnergy Solutions was converted into Energy Harbor equity as part of FirstEnergy Solutions’ emergence from bankruptcy protection. Although this position underperformed for the Fund overall in the first half of the reporting period, it bounced back strongly in the second half and contributed meaningfully to the Fund’s performance.
Other notable individual contributors included bonds that benefited from improved investor sentiment and confidence in issuers’ underlying credit quality. These included tobacco bonds that experienced unusually strong demand or that were well positioned on the yield curve and prepaid-gas bonds, which benefited from an improving outlook for the banks that support these loans, as well as strong performing tax-supported bonds associated with the State of Illinois and City of Chicago, the State of New Jersey and the U.S.
9

Portfolio Managers’ Comments (continued)
territory of Puerto Rico. Additional individual contributors included various transportation bonds, longer-maturity state single-family loans and certain other credits whose prospects improved along investors’ outlook. This last category included bonds for the American Dream retail and entertainment project in the Meadowlands (New Jersey), Orlando Tourist Development Tax revenue bonds and New Jersey Motor Vehicle Surcharge revenue bonds.
New purchases during the reporting period included bonds with shorter durations. This preference originated from the limited upside potential longer duration bonds were providing amid historically low interest rates. Also, entering this reporting period, the Fund’s duration was a bit longer than preferred because the Fund had previously sold shorter dated bonds to meet COVID-19 crisis driven outflows. However, once the Fund began experiencing investment inflows early in this reporting period, the Fund used the proceeds, alongside those of bond calls and maturities, to buy bonds at the shorter end of its typical range.
Similarly, with credit spreads unusually tight, the Fund bought higher quality bonds over their lower quality counterparts. This emphasis reflected a combination of available supply and that higher rated bonds were often offering a better risk/reward trade-off for shareholders. However, when attractive lower rated opportunities presented themselves the Fund invested in those credits that provided good long-term opportunity for shareholders.
Nuveen Limited Term Municipal Bond Fund
The Nuveen Limited Term Municipal Bond Fund’s Class A Shares at NAV outperformed the S&P Municipal Bond Short-Intermediate Index for the twelve-month reporting period ended March 31, 2021.
During the reporting period, municipal bond prices rose along with significant economic stimulus, increased confidence about the effectiveness of COVID-19 vaccines and ongoing evidence of a recovering economy. In this environment, falling interest rates boosted bonds, especially longer dated issues. Lower rated securities generally outperformed higher rated securities, as investors became more willing to assume credit risk as the outlook for the economy improved.
For the reporting period, the Fund’s relative performance benefited most from favorable credit and sector allocation. The Fund's large overweight in bonds with lower investment grade credit ratings (A and BBB) contributed the most, reflecting investors’ increased comfort with credit risk.
In sector terms, the Fund benefited from being overweight in several outperforming categories. Having more exposure relative to the index in the industrial development revenue, tobacco, transportation and health care sectors all contributed to results. The Fund's underweight in tax-supported and utilities sectors also added relative value. The Fund, however, was overweight in pre-refunded bonds, which lagged the index due to their high credit quality and short durations, two out-of-favor characteristics during this reporting period. Another negative performance factor was the Fund’s overweight in housing bonds, as these bonds underperformed due to their elevated risk of being redeemed early, as low interest rates encouraged more homeowners to refinance their mortgages.
Duration (interest rate) positioning also contributed to the Fund’s relative performance as the Fund's portfolio duration was somewhat longer than that of the benchmark. The Fund benefited to a greater extent from the decline in municipal interest rates during the reporting period.
Overall, security selection was a modestly negative performance factor. Certain investor owned utility holdings generated below index returns. In addition, some shorter maturity issues of high quality, well regarded universities similarly underperformed the benchmark. Also, in the health care sector, the Fund's position in bonds of Pennsylvania-based hospital system Tower Health lagged, as the issuer continued to face financial challenges as the COVID-19 crisis worsened.
One of the Fund's stronger contributor was a position in the equity securities of Energy Harbor (formerly FirstEnergy Solutions). The Fund acquired shares in Energy Harbor when its holding of certain municipal bonds issued by FirstEnergy Solutions was converted into Energy Harbor equity as part of FirstEnergy Solutions’ emergence from bankruptcy protection. Although this position underperformed for the Fund overall in the first half of the reporting period, it bounced back strongly in the second half of the reporting period and contributed meaningfully to the Fund’s result.
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Other notable contributors for the Fund included various utility bonds, led by prepaid-gas and Puerto Rico Aqueduct and Sewer Authority bonds, tobacco bonds that benefited from favorable yield curve positioning or otherwise strong investor demand and tax-supported credits rising on perceived improvement in issuers’ credit quality and increased optimism about the direction of the COVID-19 crisis. These latter holdings included bonds of the State of Illinois, the City of Chicago and the State of New Jersey, as well as sales-tax bonds of Puerto Rico.
During the reporting period, the Fund's new purchase activity focused on shorter duration bonds found in a low interest rate environment, that were offering a better risk/reward trade-off than the longer duration bonds within the Fund's investment universe. The Fund also purchased various short-term notes, particularly in the first half of the reporting period, when borrowers needing cash were offering buyers more attractive terms.
Given historically tight credit spreads, the Fund purchased higher quality bonds more often than lower quality bonds, whose valuations were relatively less attractive. However, the Fund did take advantage of certain opportunities to buy lower rated bonds across various sectors whenever compelling opportunities became available.
Nuveen Short Term Municipal Bond Fund
The Nuveen Short Term Municipal Bond Fund’s Class A Shares at NAV outperformed the S&P Municipal Bond Short Index for the twelve-month reporting period ended March 31, 2021.
Credit quality positioning lifted the Fund’s performance compared with the index. An overweight in bonds with lower investment grade credit ratings (A and BBB) added value as these securities combined relatively higher yields with capital appreciation due to rising bond prices. The Fund had a corresponding underweight in the highest credit quality tiers (AAA and AA), which lagged their lower grade counterparts during this reporting period.
Sector positioning also contributed to the Fund’s performance. A relative underweight in the pre-refunded bond category boosted performance, as these short maturity, high quality securities underperformed in a market environment that favored longer maturity, lower quality bonds. An overweight in several outperforming sectors, including the health care, transportation (mostly airports), prepaid-gas and industrial development revenue sectors, additionally drove the Fund’s performance.
Duration (interest rate) and yield curve positioning had a mixed performance impact. The Fund’s duration was slightly longer than the index, adding to relative performance as rates declined overall for the reporting period. The Fund also benefited from bonds with maturities exceeding four years because the index includes few bonds with this maturity profile. In contrast, the Fund’s overweight in bonds with a duration of less than one year, an underperforming category, hampered performance.
Throughout the reporting period, the Fund’s duration remained slightly above two years. New purchases primarily ranged from bonds with maturities from one to six years. Exposure slightly grew to bonds with effective durations exceeding four years. When demand for lower duration investments is strong, as it was at time during the reporting period, bonds with an extra year or two of maturity can often provide meaningful additional yield in a low interest rate environment, especially within the short-term investment universe.
The Fund maintained its strategy of attempting to add to bonds or sectors that were lagging relative to other market areas. However, because credit spreads generally did continue to tighten and normalize throughout the reporting period, there were fewer opportunities to execute this strategy toward the end of the reporting period.
New portfolio additions this reporting period included increases to the Fund’s health care exposure, as debt in this sector continued to offer reasonable incremental yield advantages. In other market areas, however, credit spreads appeared to more than fully recover, which made those sectors less attractive for further investment. Credit spreads among airport bonds recovered during the reporting period, which allowed the Fund’s weighting in this sector to drift somewhat lower. Instead, management believe many general obligation bonds were often better values and the Fund increased its weighting in that sector relative to the prior twelve-month reporting period.
11

Portfolio Managers’ Comments (continued)
Proceeds for bond purchases came largely from surging shareholder inflows in the second half of 2020. By the first quarter of 2021, however, inflows had slowed and cash for new investments came mainly from bond calls and maturities and from the Fund’s pre-existing cash balance.
12

Risk Considerations and Dividend Information
Risk Considerations
Nuveen All-American Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. In addition, the Fund periodically engages in a moderate amount of portfolio leverage and in doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.
Nuveen Intermediate Duration Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.
Nuveen Limited Term Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.
Nuveen Short Term Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
13

Risk Considerations and Dividend Information (continued)
All monthly dividends paid by Nuveen All-American Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Short Term Municipal Bond Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.
Special Dividend Information for Nuveen Limited Term Municipal Bond Fund
The Nuveen Limited Term Municipal Bond Fund seeks to pay regular monthly distributions at a level rate that reflects past and projected net income of the Fund. During the current fiscal period, the Fund’s distributions were greater than the Fund’s interest income, net of Fund expenses. As a result a portion of the Fund’s distributions were deemed to be a return of capital for tax purposes at the fiscal year-end, which is identified in the table below.
Nuveen Limited Term Municipal Bond Fund - Data as of March 31, 2021
Fiscal Year 2021
		Percentage of the Distribution				Per Share Amounts
Share Class	Ticker Symbol	Net Investment Income	Realized Gains	Return of Capital	Distributions	Net Investment Income	Realized Gains	Return of Capital
Class A	FLTDX	93.44%	0.00%	6.56%	$0.1985	$0.1855	—	$0.0130
Class C	FAFJX	93.44%	0.00%	6.56%	$0.1085	$0.1014	—	$0.0071
Class C2	FLTCX	93.44%	0.00%	6.56%	$0.1565	$0.1462	—	$0.0103
Class I	FLTRX	93.44%	0.00%	6.56%	$0.2195	$0.2051	—	$0.0144
14

Fund Performance, Expense Ratios and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses. Refer to the Financial Highlights later in this report for the Fund's expense ratios as of the end of the reporting period.
Effective Leverage Ratios
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 9 - Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.
15

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen All-American Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of March 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	10/03/88	8.51%	4.17%	5.83%	0.70%
Class A Shares at maximum Offering Price	10/03/88	3.99%	3.29%	5.38%	-
S&P Municipal Bond Index	-	5.29%	3.44%	4.60%	-
Lipper General & Insured Municipal Debt Funds Classification Average	-	6.74%	3.38%	4.61%	-
Class C2 Shares	6/02/93	8.00%	3.60%	5.37%	1.25%
Class I Shares	2/06/97	8.69%	4.37%	6.02%	0.50%

	Total Returns as of March 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	7.73%	3.33%	4.26%	1.50%
Class R6 Shares	6/30/16	8.79%	N/A	3.85%	0.47%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C and C2 Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. All outstanding Class C2 Shares will be converted to Class A Shares after the close of business on June 4, 2021. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of March 31, 2021

Effective Leverage Ratio	5.19%
Growth of an Assumed $10,000 Investment as of March 31, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
16

Nuveen Intermediate Duration Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of March 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	6/13/95	5.79%	3.17%	3.88%	0.65%
Class A Shares at maximum Offering Price	6/13/95	2.58%	2.54%	3.57%	-
S&P Municipal Bond Intermediate Index	-	5.05%	3.21%	4.14%	-
Lipper Intermediate Municipal Debt Funds Classification Average	-	5.81%	2.69%	3.52%	-
Class C2 Shares	6/13/95	5.19%	2.60%	3.41%	1.20%
Class I Shares	11/29/76	5.97%	3.36%	4.08%	0.45%

	Total Returns as of March 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	4.93%	2.34%	2.75%	1.45%
*       Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C and C2 Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. All outstanding Class C2 Shares will be converted to Class A Shares after the close of business on June 4, 2021. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of March 31, 2021

Effective Leverage Ratio	0.12%
Growth of an Assumed $10,000 Investment as of March 31, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
17

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Limited Term Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of March 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	10/19/87	4.55%	2.17%	2.50%	0.62%
Class A Shares at maximum Offering Price	10/19/87	1.95%	1.64%	2.23%	-
S&P Municipal Bond Short-Intermediate Index	-	3.92%	2.26%	2.58%	-
Lipper Short-Intermediate Municipal Debt Funds Classification Average	-	4.14%	1.92%	2.26%	-
Class C2 Shares	12/01/95	4.17%	1.82%	2.21%	0.97%
Class I Shares	2/06/97	4.76%	2.37%	2.70%	0.42%

	Total Returns as of March 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	3.64%	1.35%	1.38%	1.42%
*       Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 0.70% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C and C2 Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. All outstanding Class C2 Shares will be converted to Class A Shares after the close of business on June 4, 2021. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of March 31, 2021

Effective Leverage Ratio	0.00%
Growth of an Assumed $10,000 Investment as of March 31, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
18

Nuveen Short Term Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of March 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	10/25/02	2.90%	1.36%	1.57%	0.69%
Class A Shares at maximum Offering Price	10/25/02	0.30%	0.85%	1.32%	-
S&P Municipal Bond Short Index	-	2.62%	1.66%	1.53%	-
Lipper Short Municipal Debt Funds Classification Average	-	2.35%	1.34%	1.26%	-
Class I Shares	10/25/02	3.10%	1.58%	1.77%	0.49%

	Total Returns as of March 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	2.08%	0.55%	0.47%	1.49%
Class C2 Shares	8/31/11	2.54%	1.00%	1.03%	1.04%
*       Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 0.70% if redeemed within twelve months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C and C2 Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. All outstanding Class C2 Shares will be converted to Class A Shares after the close of business on June 4, 2021. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of March 31, 2021

Effective Leverage Ratio	0.00%
Growth of an Assumed $10,000 Investment as of March 31, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
19

Yields    as of March 31, 2021
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the fund on an after-tax basis at an assumed tax rate. Your actual combined federal and state income tax rates may differ from the assumed rate. Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen All-American Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class R6	Class I
Dividend Yield	2.81%	2.13%	2.38%	3.16%	3.11%
SEC 30-Day Yield	1.56%	0.84%	1.15%	1.85%	1.83%
Taxable-Equivalent Yield (40.8%)[2]	2.62%	1.41%	1.93%	3.10%	3.07%
Nuveen Intermediate Duration Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.19%	1.44%	1.69%	2.44%
SEC 30-Day Yield	0.77%	0.01%	0.23%	0.99%
Taxable-Equivalent Yield (40.8%)[2]	1.29%	0.02%	0.38%	1.65%
Nuveen Limited Term Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.24%	0.48%	0.90%	1.49%
SEC 30-Day Yield	0.30%	(0.48)%	(0.06)%	0.51%
Taxable-Equivalent Yield (40.8%)[2]	0.50%	(0.80)%	(0.10)%	0.85%
20

Nuveen Short Term Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.15%	0.35%	0.83%	1.35%
SEC 30-Day Yield	0.00%	(0.79)%	(0.35)%	0.20%
Taxable-Equivalent Yield (40.8%)[2]	0.00%	(1.33)%	(0.59)%	0.34%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2         The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate shown in the respective table above.
21

Holding Summaries    as of March 31, 2021
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen All-American Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	103.8%
Common Stocks	0.3%
Short-Term Municipal Bonds	0.2%
Other Assets Less Liabilities	1.4%
Net Assets Plus Floating Rate Obligations and Borrowings	105.7%
Floating Rate Obligations	(5.4)%
Borrowings	(0.3)%
Net Assets	100%

Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	4.6%
AAA	3.7%
AA	30.7%
A	27.6%
BBB	14.7%
BB or Lower	7.1%
N/R (not rated)	11.4%
N/A (not applicable)	0.2%
Total	100%
Portfolio Composition (% of total investments)
Transportation	22.1%
Health Care	16.6%
Tax Obligation/Limited	15.2%
Utilities	13.3%
Tax Obligation/General	11.9%
Education and Civic Organizations	6.5%
Other	14.4%
Total	100%
States and Territories (% of total municipal bonds)
New York	16.0%
California	15.4%
Illinois	7.3%
Florida	6.7%
Tennessee	5.3%
Texas	4.8%
Colorado	4.6%
Pennsylvania	3.2%
Missouri	3.0%
New Jersey	3.0%
Wisconsin	2.6%
Puerto Rico	2.2%
Arizona	1.9%
Massachusetts	1.8%
Indiana	1.8%
Virginia	1.7%
Louisiana	1.7%
Washington	1.5%
Ohio	1.4%
Kentucky	1.1%
Other	13.0%
Total	100%
22

Nuveen Intermediate Duration Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	94.5%
Common Stocks	0.7%
Short-Term Municipal Bonds	3.7%
Other Assets Less Liabilities	1.1%
Net Assets	100%

Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	4.5%
AAA	10.9%
AA	30.2%
A	26.0%
BBB	15.5%
BB or Lower	5.3%
N/R (not rated)	6.9%
N/A (not applicable)	0.7%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/General	16.9%
Utilities	15.3%
Health Care	15.0%
Tax Obligation/Limited	14.9%
Transportation	13.8%
Housing/Single Family	6.2%
U.S. Guaranteed	4.8%
Other	13.1%
Total	100%
States and Territories (% of total municipal bonds)
Illinois	10.3%
New York	8.0%
Texas	6.3%
Pennsylvania	5.2%
California	5.0%
New Jersey	5.0%
Florida	4.6%
Washington	3.4%
Ohio	3.4%
Indiana	2.9%
Colorado	2.5%
Louisiana	2.2%
Puerto Rico	2.2%
Connecticut	2.0%
Alabama	2.0%
Maryland	1.9%
Nevada	1.9%
Arizona	1.9%
Virginia	1.8%
Georgia	1.8%
Michigan	1.8%
Oklahoma	1.7%
Kentucky	1.7%
Wisconsin	1.6%
Other [1]	18.9%
Total	100%
1	See Portfolio of Investments for details on "other" States and Territories.
23

Holding Summaries    as of March 31, 2021 (continued)
Nuveen Limited Term Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	94.0%
Common Stocks	1.0%
Short-Term Municipal Bonds	4.2%
Other Assets Less Liabilities	0.8%
Net Assets	100%

Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	1.4%
AAA	12.0%
AA	33.7%
A	26.9%
BBB	11.9%
BB or Lower	2.5%
N/R (not rated)	10.6%
N/A (not applicable)	1.0%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/General	21.4%
Tax Obligation/Limited	18.6%
Utilities	17.7%
Health Care	13.8%
Transportation	8.9%
Housing/Single Family	4.8%
Other	14.8%
Total	100%
States and Territories (% of total municipal bonds)
New York	9.6%
Illinois	6.8%
Texas	5.6%
New Jersey	5.3%
Pennsylvania	4.8%
Ohio	4.6%
Louisiana	4.2%
California	4.2%
Florida	4.1%
Connecticut	3.1%
Kentucky	2.9%
Oklahoma	2.8%
Michigan	2.5%
Washington	2.4%
Indiana	2.4%
Massachusetts	2.3%
South Carolina	2.0%
Puerto Rico	1.9%
Colorado	1.7%
Arizona	1.7%
Georgia	1.7%
Alabama	1.5%
Virginia	1.5%
North Carolina	1.5%
Other [1]	18.9%
Total	100%
1	See Portfolio of Investments for details on "other" States and Territories.
24

Nuveen Short Term Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	92.2%
Common Stocks	0.1%
Short-Term Municipal Bonds	5.4%
Other Assets Less Liabilities	2.3%
Net Assets	100%

Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	2.4%
AAA	11.3%
AA	37.4%
A	35.9%
BBB	6.7%
BB or Lower	1.4%
N/R (not rated)	4.8%
N/A (not applicable)	0.1%
Total	100%
Portfolio Composition (% of total investments)
Health Care	21.6%
Tax Obligation/General	19.6%
Transportation	18.2%
Utilities	13.9%
Tax Obligation/Limited	10.4%
Education and Civic Organizations	3.5%
Other	12.8%
Total	100%
States and Territories (% of total municipal bonds)
Texas	12.6%
Minnesota	7.5%
Illinois	5.8%
Missouri	5.1%
New Jersey	5.1%
Florida	4.7%
Wisconsin	4.4%
New York	4.3%
California	4.0%
Colorado	3.9%
Arizona	3.5%
Washington	3.3%
Alabama	3.0%
Utah	2.3%
Louisiana	2.1%
Ohio	2.0%
Nevada	1.8%
Pennsylvania	1.7%
Indiana	1.7%
New Mexico	1.7%
Other [1]	19.5%
Total	100%
1	See Portfolio of Investments for details on "other" States and Territories.
25

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2021.
The beginning of the period is October 1, 2020.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen All-American Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,037.33	$1,033.22	$1,034.47	$1,038.22	$1,037.32
Expenses Incurred During the Period	$ 3.35	$ 7.40	$ 5.99	$ 2.19	$ 2.34
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.64	$1,017.65	$1,019.05	$1,022.79	$1,022.64
Expenses Incurred During the Period	$ 3.33	$ 7.34	$ 5.94	$ 2.17	$ 2.32
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.66%, 1.46%, 1.18%, 0.43% and 0.46% for Classes A, C, C2, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
26

Nuveen Intermediate Duration Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.86	$1,015.72	$1,016.97	$1,020.75
Expenses Incurred During the Period	$ 3.22	$ 7.24	$ 5.88	$ 2.22
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.74	$1,017.75	$1,019.10	$1,022.74
Expenses Incurred During the Period	$ 3.23	$ 7.24	$ 5.89	$ 2.22
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.64%, 1.44%, 1.17% and 0.44% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
Nuveen Limited Term Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,011.33	$1,006.45	$1,009.47	$1,012.40
Expenses Incurred During the Period	$ 3.06	$ 7.05	$ 4.66	$ 2.06
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.89	$1,017.90	$1,020.29	$1,022.89
Expenses Incurred During the Period	$ 3.07	$ 7.09	$ 4.68	$ 2.07
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.61%, 1.41%, 0.93% and 0.41% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
Nuveen Short Term Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,004.22	$1,000.10	$1,002.45	$1,005.10
Expenses Incurred During the Period	$ 3.40	$ 7.38	$ 5.09	$ 2.40
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.54	$1,017.55	$1,019.85	$1,022.54
Expenses Incurred During the Period	$ 3.43	$ 7.44	$ 5.14	$ 2.42
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.68%, 1.48%, 1.02% and 0.48% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Municipal Trust and Board of Directors of Nuveen Investment Funds, Inc. and Shareholders of
Nuveen All-American Municipal Bond Fund,
Nuveen Intermediate Duration Municipal Bond Fund,
Nuveen Limited Term Municipal Bond Fund and
Nuveen Short Term Municipal Bond Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen All-American Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund (three of the funds constituting Nuveen Municipal Trust) and Nuveen Short Term Municipal Bond Fund (one of the funds constituting Nuveen Investment Funds, Inc.) (hereafter collectively referred to as the "Funds") as of March 31, 2021, the related statements of operations for the year ended March 31, 2021, the statements of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
May 27, 2021
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.
28

Nuveen All-American Municipal Bond Fund
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 104.1%
	MUNICIPAL BONDS – 103.8%
	Alabama – 1.1%
	Birmingham-Jefferson Civic Center Authority, Alabama, Special Tax Bonds, Series 2018A:
$ 3,500	4.000%, 7/01/38	7/28 at 100.00	Aa3	3,885,525
3,500	4.000%, 7/01/43	7/28 at 100.00	Aa3	3,841,915
2,000	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, United States Steel Corporation Proejcet, Series 2019, 5.750%, 10/01/49 (AMT)	10/29 at 100.00	B-	2,299,360
17,925	Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series 2020B, 3.000%, 6/01/50 – AGM Insured (UB) (4)	6/30 at 100.00	AA	18,803,325
4,220	Infirmary Health System Special Care Facilities Financing Authority of Mobile, Alabama, Revenue Bonds, Infirmary Health System, Inc, Series 2016A, 5.000%, 2/01/41	2/26 at 100.00	BBB+	4,753,830
4,500	Jefferson County, Alabama, Sewer Revenue Warrants, Capital Appreciation Subordinate Lien Series 2013F, 0.000%, 10/01/50 (5)	10/23 at 105.00	BBB	4,574,610
2,800	Jefferson County, Alabama, Sewer Revenue Warrants, Subordinate Lien Series 2013D, 6.500%, 10/01/53	10/23 at 105.00	BBB	3,290,672
14,175	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/46	No Opt. Call	A2	20,180,947
500	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.875%, 4/15/45	4/25 at 100.00	N/R	537,180
12,295	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 1, Fixed Rate Series 2018A, 4.000%, 4/01/49 (Mandatory Put 4/01/24)	1/24 at 100.27	A	13,453,927
7,985	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2, Fixed Rate Series 2018A, 4.000%, 6/01/49 (Mandatory Put 6/01/24)	3/24 at 100.29	A1	8,786,534
3,055	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone Bonds, Hunt Refining Project, Refunding Series 2019A, 4.500%, 5/01/32, 144A	5/29 at 100.00	N/R	3,402,140
76,455	Total Alabama			87,809,965
	Alaska – 0.2%
	Alaska Industrial Development and Export Authority, Revenue Bonds, Greater Fairbanks Community Hospital Foundation Project, Refunding Series 2019:
2,000	4.000%, 4/01/30	4/29 at 100.00	A+	2,328,880
2,045	4.000%, 4/01/31	4/29 at 100.00	A+	2,364,449
2,000	4.000%, 4/01/32	4/29 at 100.00	A+	2,300,200
615	4.000%, 4/01/34	4/29 at 100.00	A+	701,457
3,855	Alaska Municipal Bond Bank, General Obligation Bonds, Refunding Three Series 2016, 5.000%, 12/01/27	No Opt. Call	A+	4,810,770
2,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	4/21 at 100.00	B3	2,029,660
12,515	Total Alaska			14,535,416
29

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona – 2.0%
$ 1,500	Arizona Industrial Development Authority, Arizona, Economic Development Revenue Bonds, Linder Village Project in Meridian, Ada County, Idaho, Series 2020, 5.000%, 6/01/31, 144A	No Opt. Call	N/R	1,562,370
	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2017A:
1,100	5.250%, 7/01/47, 144A	7/26 at 100.00	BB	1,221,352
1,000	5.375%, 7/01/50, 144A	7/26 at 100.00	BB	1,114,810
1,250	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2019, 5.000%, 7/01/49, 144A	7/29 at 100.00	BB	1,406,938
585	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest Academy-Cadence Campus Project, Series 2020A, 4.000%, 7/15/40, 144A	7/28 at 100.00	BB+	612,823
	Arizona Industrial Development Authority, Hospital Revenue Bonds, Phoenix Children's Hospital, Series 2020A:
4,625	3.000%, 2/01/45 (UB) (4)	2/30 at 100.00	A1	4,833,402
10,100	4.000%, 2/01/50 (UB) (4)	2/30 at 100.00	A1	11,510,162
3,045	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37 (Mandatory Put 8/14/23) (AMT)	No Opt. Call	A+	3,198,864
9,405	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2019, 5.000%, 6/01/49 (Mandatory Put 6/03/24) (AMT)	No Opt. Call	A+	10,680,976
	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional Schools Projects, Taxable Series 2019B:
1,150	4.000%, 7/01/29, 144A	No Opt. Call	BB+	1,262,378
1,175	5.000%, 7/01/49, 144A	7/29 at 100.00	BB+	1,325,236
	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2019A:
1,250	5.000%, 9/01/37	9/28 at 100.00	A+	1,549,175
935	5.000%, 9/01/42	9/28 at 100.00	A+	1,145,310
10,000	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Series 2019E, 3.000%, 1/01/49 (UB) (4)	7/30 at 100.00	AA-	10,359,900
3,895	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Variable Rate Series 2019C, 0.620%, 1/01/35 (Mandatory Put 10/18/24) (SIFMA reference rate + 0.570% spread) (6)	10/23 at 100.00	AA-	3,879,069
2,500	Maricopa County Union High School District 210 Phoenix, Arizona, General Obligation Bonds, School Improvement Project 2011 and 2017, Series 2018, 5.000%, 7/01/36	7/27 at 100.00	AAA	3,035,475
150	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/25 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R (7)	161,735
30

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
	Phoenix Civic Improvement Corporation, Arizona, Rental Car Facility Charge Revenue Bonds, Series 2019A:
$ 1,930	5.000%, 7/01/28	No Opt. Call	A3	2,325,534
3,340	5.000%, 7/01/29	No Opt. Call	A3	4,074,833
3,560	5.000%, 7/01/30	7/29 at 100.00	A3	4,310,092
5,775	5.000%, 7/01/31	7/29 at 100.00	A3	6,958,875
1,500	5.000%, 7/01/33	7/29 at 100.00	A3	1,793,535
1,000	5.000%, 7/01/38	7/29 at 100.00	A3	1,177,990
7,365	5.000%, 7/01/39	7/29 at 100.00	A3	8,653,801
7,295	4.000%, 7/01/45	7/29 at 100.00	A3	7,824,252
7,200	5.000%, 7/01/45	7/29 at 100.00	A3	8,341,200
	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B:
1,650	5.500%, 7/01/31 – FGIC Insured	No Opt. Call	AA	2,253,851
6,000	5.500%, 7/01/39 – FGIC Insured	No Opt. Call	AA	9,049,860
320	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Choice Academies Charter Schools Project, Series 2012, 4.875%, 9/01/22	No Opt. Call	BB	328,339
1,000	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies - Veritas Project, Series 2012, 6.400%, 7/01/47 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	1,014,670
400	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A	2/24 at 100.00	N/R	420,408
3,705	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A+ (7)	3,750,720
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
1,000	5.250%, 12/01/28	No Opt. Call	A3	1,265,680
13,155	5.000%, 12/01/32	No Opt. Call	A3	17,354,339
7,675	5.000%, 12/01/37	No Opt. Call	A3	10,665,794
	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A:
2,590	6.000%, 12/01/27	12/21 at 100.00	N/R	2,644,027
1,080	6.000%, 12/01/32	12/21 at 100.00	N/R	1,098,695
1,100	6.250%, 12/01/42	12/21 at 100.00	N/R	1,117,853
1,000	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	1,013,960
133,305	Total Arizona			156,298,283
	Arkansas – 0.5%
18,840	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2019, 4.500%, 9/01/49, 144A (AMT)	9/26 at 103.00	B-	20,483,036
9,730	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2020A, 4.750%, 9/01/49, 144A (AMT)	9/27 at 103.00	B-	10,811,003
31

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arkansas (continued)
	Arkansas Development Finance Authority, Revenue Bonds, Baptist Memorial Health Care, Refunding Series 2020B-1:
$ 1,300	5.000%, 9/01/37	9/30 at 100.00	BBB+	1,620,931
1,000	5.000%, 9/01/38	9/30 at 100.00	BBB+	1,243,110
1,700	5.000%, 9/01/40	9/30 at 100.00	BBB+	2,102,016
4,000	5.000%, 9/01/44	9/30 at 100.00	BBB+	4,891,800
36,570	Total Arkansas			41,151,896
	California – 16.0%
	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second Subordinate Lien Series 2016B:
14,510	5.000%, 10/01/35	10/26 at 100.00	BBB+	17,078,705
4,300	5.000%, 10/01/36	10/26 at 100.00	BBB+	5,049,447
6,045	5.000%, 10/01/37	10/26 at 100.00	BBB+	7,076,640
9,715	Bakersfield City School District, Kern County, California, General Obligation Bonds, Series 2012C, 0.000%, 5/01/47 (5)	5/40 at 100.00	Aa3	8,795,572
10,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Fixed Rate Series 2017S-7, 4.000%, 4/01/38	4/27 at 100.00	AA-	11,521,600
2,000	Brentwood Infrastructure Financing Authority, California, Infrastructure Revenue Bonds, Refunding Subordinated Series 2014B, 5.000%, 9/02/36	9/24 at 100.00	N/R	2,205,000
7,630	California Community Housing Agency, California, Essential Housing Revenue Bonds, Creekwood, Series 2021A, 4.000%, 2/01/56, 144A	8/31 at 100.00	N/R	7,944,180
25,260	California Community Housing Agency, California, Essential Housing Revenue Bonds, Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A	2/30 at 100.00	N/R	28,645,345
17,260	California Community Housing Agency, California, Essential Housing Revenue Bonds, Subordinate Series 2021A-2, 4.000%, 8/01/47, 144A	8/31 at 100.00	N/R	17,895,109
7,395	California Community Housing Agency, California, Essential Housing Revenue Bonds, The Arbors, Series 2020A, 5.000%, 8/01/50, 144A	8/30 at 100.00	N/R	8,434,663
18,935	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel Apartments, Series 2019A, 5.000%, 4/01/49, 144A	4/29 at 100.00	N/R	21,182,016
890	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020B-1, 5.000%, 6/01/49	6/30 at 100.00	BBB-	1,076,953
12,675	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020B-2, 0.000%, 6/01/55	6/30 at 26.72	N/R	2,451,345
5,450	California Educational Facilities Authority, Revenue Bonds, Chapman University, Series 2017B, 4.000%, 4/01/47	4/27 at 100.00	A2	6,099,422
12,060	California Educational Facilities Authority, Revenue Bonds, Pepperdine University, Refunding Series 2016, 5.000%, 10/01/49	4/26 at 100.00	AA-	14,264,447
10,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2017A, 5.000%, 11/15/48	11/27 at 100.00	A+	11,877,800
4,650	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016A, 5.000%, 11/15/41 (Pre-refunded 11/15/25)	11/25 at 100.00	A+ (7)	5,604,971
32

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 1,670	California Health Facilities Financing Authority, Revenue Bonds, Children's Hospital Los Angeles, Series 2017A, 5.000%, 8/15/42	8/27 at 100.00	BBB+	1,952,915
16,400	California Health Facilities Financing Authority, Revenue Bonds, City of Hope National Medical Center, Series 2019, 4.000%, 11/15/45	11/29 at 100.00	A+	18,600,224
	California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health, Series 2020A:
1,810	4.000%, 4/01/44	4/30 at 100.00	BBB+	2,064,920
1,970	4.000%, 4/01/45	4/30 at 100.00	BBB+	2,241,407
1,065	4.000%, 4/01/49	4/30 at 100.00	BBB+	1,206,262
3,015	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Refunding Series 2015A, 5.000%, 2/01/40	2/25 at 100.00	AA	3,441,442
	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Series 2017:
1,395	5.000%, 2/01/30	2/27 at 100.00	AA	1,680,710
1,105	5.000%, 2/01/31	2/27 at 100.00	AA	1,329,216
13,305	California Health Facilities Financing Authority, Revenue Bonds, PIH Health, Series 2020A, 3.000%, 6/01/47	6/30 at 100.00	A	13,639,355
485	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA-	552,546
2,185	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA-	2,402,320
2,320	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2013A, 5.000%, 8/15/52 (Pre-refunded 8/15/23)	8/23 at 100.00	A+ (7)	2,579,840
9,615	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2021-1, 3.500%, 11/20/35	No Opt. Call	BBB+	10,978,669
1,940	California Infrastructure and Economic Development Bank, Lease Revenue Bonds, California State Teachers? Retirement System Headquarters Expansion, Green Bond-Climate Bond Certified Series 2019, 5.000%, 8/01/49	8/29 at 100.00	AA	2,374,288
5,000	California Infrastructure and Economic Development Bank, Revenue Bonds, Los Angeles County Museum of Natural History Foundation, Series 2020, 4.000%, 7/01/50	7/30 at 100.00	A2	5,689,750
	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Nova Academy Project, Series 2016A:
1,850	5.000%, 6/15/36, 144A	6/26 at 100.00	BB	2,006,233
2,425	5.000%, 6/15/46, 144A	6/26 at 100.00	BB	2,587,936
610	California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc - Lincoln Project, Taxable Series 2019B, 5.000%, 10/01/39, 144A	10/27 at 100.00	N/R	652,828
1,495	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A, 5.000%, 7/01/46, 144A	7/26 at 100.00	BB	1,626,784
	California Municipal Finance Authority, Revenue Bonds, Biola University, Refunding Series 2017:
470	5.000%, 10/01/29	10/27 at 100.00	Baa1	568,089
1,165	5.000%, 10/01/30	10/27 at 100.00	Baa1	1,401,157
33

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017A:
$ 7,745	5.000%, 7/01/42	7/27 at 100.00	Baa2	9,010,843
7,385	5.000%, 7/01/47	7/27 at 100.00	Baa2	8,533,220
5,000	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017B, 5.000%, 7/01/42	7/27 at 100.00	Baa2	5,817,200
34,325	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A, 5.000%, 12/31/43 (AMT)	6/28 at 100.00	BBB-	40,565,628
6,750	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018B, 5.000%, 6/01/48 (AMT)	6/28 at 100.00	BBB-	7,921,665
	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A:
1,000	5.000%, 11/01/30	11/26 at 100.00	BBB-	1,152,040
1,040	5.250%, 11/01/31	11/26 at 100.00	BBB-	1,210,966
	California Municipal Finance Authority, Reveue Bonds, Community Medical Centers, Series 2017A:
1,750	5.000%, 2/01/42	2/27 at 100.00	A-	2,009,280
8,875	5.000%, 2/01/47	2/27 at 100.00	A-	10,119,541
3,965	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%, 7/01/37, 144A (AMT)	7/22 at 100.00	BBB	4,198,301
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authoriity Desalination Project Pipeline, Refunding Series 2019:
1,625	5.000%, 7/01/39, 144A	1/29 at 100.00	BBB	1,954,778
640	5.000%, 11/21/45, 144A	1/29 at 100.00	BBB	759,840
1,450	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017, 5.000%, 10/15/37	10/26 at 100.00	BBB-	1,661,918
1,475	California School Finance Authority, Educational Facility Revenue Bonds, River Springs Charter School Project, Series 2017A, 5.000%, 7/01/47, 144A	7/27 at 100.00	Ba2	1,588,531
	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Refunding Series 2019B:
1,000	5.000%, 5/01/31	No Opt. Call	Aa3	1,350,560
1,125	5.000%, 5/01/32	No Opt. Call	Aa3	1,545,199
33,630	California State University, Systemwide Revenue Bonds, Series 2018A, 5.000%, 11/01/48	11/28 at 100.00	Aa2	41,734,494
	California State, General Obligation Bonds, Refunding Various Purpose Series 2019:
8,000	3.000%, 10/01/34	10/29 at 100.00	Aa2	8,914,720
8,075	3.000%, 10/01/35	10/29 at 100.00	Aa2	8,971,406
11,500	3.000%, 10/01/36	10/29 at 100.00	Aa2	12,634,935
12,000	California State, General Obligation Bonds, Various Purpose Series 2017, 5.000%, 8/01/46	8/26 at 100.00	Aa2	14,382,600
3,960	California State, General Obligation Bonds, Various Purpose Series 2019, 5.000%, 4/01/49	4/29 at 100.00	Aa2	4,904,302
34

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	California State, General Obligation Bonds, Various Purpose Series 2020:
$ 4,125	3.000%, 11/01/41	11/30 at 100.00	Aa2	4,438,500
3,000	3.000%, 3/01/46	3/30 at 100.00	Aa2	3,168,180
1,600	4.000%, 3/01/46	3/30 at 100.00	Aa2	1,872,624
	California State, General Obligation Bonds, Various Purpose Series 2021:
2,880	5.000%, 12/01/36	12/30 at 100.00	Aa2	3,794,343
2,300	5.000%, 12/01/43	12/30 at 100.00	Aa2	2,971,117
1,275	5.000%, 12/01/46	12/30 at 100.00	Aa2	1,637,522
7,750	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.500%, 12/01/54	12/24 at 100.00	BB	8,615,675
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
1,100	5.000%, 12/01/41, 144A	6/26 at 100.00	BB	1,234,365
3,365	5.000%, 12/01/46, 144A	6/26 at 100.00	BB	3,751,941
28,630	5.250%, 12/01/56, 144A	6/26 at 100.00	BB	32,077,911
5,800	California Statewide Communities Development Authority, Pollution Control Revenue Bonds, Southern California Edison Company, Series 2006C, 2.625%, 11/01/33 (Mandatory Put 12/01/23)	No Opt. Call	A-	6,124,916
2,350	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System/West, Series 2018A, 5.000%, 3/01/42	3/28 at 100.00	A+	2,824,066
600	California Statewide Communities Development Authority, Revenue Bonds, Front Porch Communities and Services Project, Series 2017A, 5.000%, 4/01/47	4/27 at 100.00	A	673,140
2,900	California Statewide Communities Development Authority, Revenue Bonds, John Muir Health, Series 2018A, 5.000%, 12/01/57	12/27 at 100.00	A+	3,398,307
	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2020A:
1,000	4.000%, 9/02/28	No Opt. Call	N/R	1,105,040
700	5.000%, 9/02/40	9/30 at 100.00	N/R	845,075
	California Statewide Communities Development Authority, Student Housing Revenue Bonds, University of California, Irvine East Campus Apartments, Phase IV-A CHF-Irvine, LLC, Series 2017:
4,000	5.000%, 5/15/47	5/27 at 100.00	Baa1	4,609,840
2,750	5.000%, 5/15/50	5/27 at 100.00	Baa1	3,164,205
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
308	5.750%, 7/01/30 (8)	5/21 at 100.00	N/R	292,788
1,980	5.750%, 7/01/35 (8)	5/21 at 100.00	N/R	1,880,939
747	5.500%, 7/01/39 (8)	5/21 at 100.00	N/R	709,788
	Chaffey Community College District, San Bernardino County, California, General Obligation Bonds, Election 2018 Series 2019A:
3,390	3.000%, 6/01/37	6/28 at 100.00	AA	3,691,710
3,705	3.000%, 6/01/38	6/28 at 100.00	AA	4,006,476
3,975	3.000%, 6/01/39	6/28 at 100.00	AA	4,268,594
35

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 1,610	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Oceanaire-Long Beach, Series 2021A-1, 3.200%, 9/01/46, 144A	9/31 at 100.00	N/R	1,607,186
14,350	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Oceanaire-Long Beach, Social Series 2021A-2, 4.000%, 9/01/56, 144A	9/31 at 100.00	N/R	15,175,845
400	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36 (Pre-refunded 12/01/21)	12/21 at 100.00	A+ (7)	417,972
6,170	Elk Grove Finance Authority, California, Special Tax Revenue Bonds, Refunding Series 2016, 5.000%, 9/01/46	9/26 at 100.00	N/R	6,996,101
5,500	Escondido Union School District, San Diego County, California, General Obligation Bonds, Election 2014 Series 2018B, 4.000%, 8/01/47	8/27 at 100.00	AAA	6,202,350
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A:
1,695	0.000%, 1/15/33	No Opt. Call	A-	1,268,589
10,000	0.000%, 1/15/35 – AGM Insured	No Opt. Call	AA	7,182,800
10,000	Gilroy Unified School District, Santa Clara County, California, General Obligation Bonds, Election of 2008 & 2016, Series 2019, 4.000%, 8/01/48	8/27 at 100.00	Aa3	11,358,400
	Glendale Community College District, Los Angeles County, California, General Obligation Bonds, Election 2016 Taxable Refunding Series 2020B:
2,440	0.000%, 8/01/40	2/30 at 73.53	Aa2	1,440,722
2,465	0.000%, 8/01/41	2/30 at 71.08	Aa2	1,399,750
2,650	0.000%, 8/01/42	2/30 at 68.75	Aa2	1,449,100
1,705	0.000%, 8/01/43	2/30 at 66.54	Aa2	898,484
1,550	0.000%, 8/01/44	2/30 at 64.38	Aa2	787,524
1,250	0.000%, 2/01/45	2/30 at 63.32	Aa2	622,425
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1:
6,000	5.000%, 6/01/33	6/28 at 100.00	BBB	7,286,400
6,285	5.250%, 6/01/47	6/22 at 100.00	N/R	6,522,824
96,250	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, First Subordinate Series 2007B-1, 0.000%, 6/01/47	4/21 at 21.89	CCC-	21,226,975
9,000	Irvine Ranch Water District, California, General Obligation Bonds, Series 2016, 5.250%, 2/01/41	8/26 at 100.00	AAA	11,054,340
1,980	Kern Community College District, California, General Obligation Bonds, Safety, Repair & Improvement, Election 2002 Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	AA	1,958,359
2,750	Lammersville Joint Unified School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2014-1 Improvement Area 1 Mountain House School Facilities, Series 2017, 5.000%, 9/01/42	9/27 at 100.00	N/R	3,158,348
11,625	Lammersville Schools Finance Authority, California, Lease Revenue Bonds, Cordes Elementary School, Series 2019, 3.000%, 10/01/49 – BAM Insured	10/27 at 100.00	AA	11,977,237
7,000	Lodi Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2016 Series 2020, 3.000%, 8/01/43	8/27 at 100.00	Aa3	7,342,300
36

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	Long Beach Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2016, Series 2019B:
$ 3,000	3.000%, 8/01/42	8/29 at 100.00	Aa2	3,206,130
21,500	3.000%, 8/01/48	8/29 at 100.00	Aa2	22,662,505
	Long Beach, California, Harbor Revenue Bonds, Series 2017:
1,600	5.000%, 5/15/36 (AMT)	5/27 at 100.00	AA	1,929,344
1,400	5.000%, 5/15/37 (AMT)	5/27 at 100.00	AA	1,683,892
1,410	5.000%, 5/15/40 (AMT)	5/27 at 100.00	AA	1,686,120
	Long Beach, California, Harbor Revenue Bonds, Series 2019A:
7,500	5.000%, 5/15/44	5/29 at 100.00	Aa2	9,371,475
7,500	5.000%, 5/15/49	5/29 at 100.00	Aa2	9,312,600
	Los Angeles County Metropolitan Transportation Authority, California, Proposition C Sales Tax Revenue Bonds, Green Senior Lien Series 2019A:
9,330	5.000%, 7/01/39	7/28 at 100.00	AAA	11,668,098
10,340	5.000%, 7/01/44	7/28 at 100.00	AAA	12,854,688
6,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Refunding Senior Lien Series 2020A, 5.000%, 5/15/36	11/29 at 100.00	Aa2	7,709,400
15,265	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018C, 5.000%, 5/15/44 (AMT)	11/27 at 100.00	Aa3	18,124,592
10,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018D, 5.000%, 5/15/48 (AMT)	5/29 at 100.00	Aa3	12,078,400
6,400	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Refunding Series 2019D, 5.000%, 7/01/49	7/29 at 100.00	Aa2	7,973,824
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2018D:
7,500	5.000%, 7/01/43	7/28 at 100.00	Aa2	9,326,175
6,000	5.000%, 7/01/48	7/28 at 100.00	Aa2	7,411,560
12,555	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2019A, 5.250%, 7/01/49	1/29 at 100.00	Aa2	15,745,225
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2017A:
2,300	5.000%, 7/01/34	1/27 at 100.00	AA+	2,829,299
2,500	5.000%, 7/01/35	1/27 at 100.00	AA+	3,069,700
7,500	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2018A, 5.000%, 7/01/48	1/28 at 100.00	AA+	9,170,250
	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2008 Series 2018B-1:
8,945	5.000%, 7/01/34 – BAM Insured	1/28 at 100.00	AA	11,133,126
7,475	5.000%, 7/01/38	1/28 at 100.00	AA+	9,185,130
15,150	5.250%, 7/01/42	1/28 at 100.00	AA+	18,698,130
37

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Series 2018A:
$ 9,320	5.000%, 6/01/43	6/28 at 100.00	AA	11,537,880
16,990	5.000%, 6/01/48	6/28 at 100.00	AA	20,893,792
2,500	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Green Subordinate Lien Series 2017B, 5.000%, 6/01/35	6/27 at 100.00	AA	3,081,950
500	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A	510,200
1,000	Manteca Financing Authority, California, Sewer Revenue Bonds, Series 2009, 5.750%, 12/01/36	6/21 at 100.00	AA	1,008,240
1,000	Modesto Irrigation District, California, Electric System Revenue Bonds, Refunding Series 2011A, 5.000%, 7/01/26	7/21 at 100.00	A+	1,011,690
2,565	Morongo Band of Mission Indians, California, Enterprise Revenue Bonds, Series 2018A, 5.000%, 10/01/42, 144A	10/28 at 100.00	BBB-	2,938,233
	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A:
2,800	7.000%, 11/01/34	No Opt. Call	A	4,356,828
2,500	6.500%, 11/01/39	No Opt. Call	A	3,996,600
30,945	Oakland Unified School District, Alameda County, California, General Obligation Bonds, Election 2012, Series 2019A, 3.000%, 8/01/40 – AGM Insured	8/27 at 100.00	AA	32,530,931
4,945	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Capital Appreciation, Refunding Series 2020, 0.000%, 8/01/43 – AGM Insured	8/28 at 66.68	AA	2,767,331
8,715	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.800%, 8/01/23 – NPFG Insured (ETM)	5/21 at 100.00	N/R (7)	9,323,307
	Orange County, California, Special Tax Bonds, Community Facilities District 2016-1 Esencia Village, Series 2016A:
1,250	5.000%, 8/15/41	8/26 at 100.00	N/R	1,426,725
2,000	5.000%, 8/15/46	8/26 at 100.00	N/R	2,266,840
	Palm Desert Redevelopment Agency, California, Successor Agency Redevelopment Project Area, Series 2017A:
500	5.000%, 10/01/28 – BAM Insured	4/27 at 100.00	AA	614,570
500	5.000%, 10/01/30 – BAM Insured	4/27 at 100.00	AA	611,470
5,325	Placentia-Yorba Linda Unified School District, Orange County, California, General Obligation Bonds, Series 2011D, 0.000%, 8/01/41	No Opt. Call	AA-	3,273,588
3,775	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Election 2008 Series 2009A, 0.000%, 8/01/23	No Opt. Call	AA-	3,739,628
	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Election 2008 Series 2011B:
11,810	0.000%, 8/01/38	No Opt. Call	AA-	8,070,564
10,650	0.000%, 8/01/40	No Opt. Call	AA-	6,821,367
5,500	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/41	No Opt. Call	AA-	3,408,405
38

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 15,000	Rialto Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011A, 0.000%, 8/01/41 – AGM Insured (5)	8/36 at 100.00	AA	19,196,100
5,775	Riverside, California, Sewer Revenue Bonds, Refunding Series 2018A, 5.000%, 8/01/39	8/28 at 100.00	AA-	7,195,939
1,735	Rocklin, Placer County, California, Special Tax Bonds, Community Facilities District 10 Whitney Ranch, Series 2015, 5.000%, 9/01/39	9/25 at 100.00	N/R	1,947,277
675	Roseville, California, Special Tax Bonds, Community Facilities District 1 Hewlett Parkard Campus Oaks, Series 2016, 5.500%, 9/01/46	9/26 at 100.00	N/R	773,550
	Sacramento County, California, Airport System Revenue Bonds, Refunding Senior Series 2018C:
4,305	5.000%, 7/01/37 (AMT)	7/28 at 100.00	A	5,187,956
6,000	5.000%, 7/01/38 (AMT)	7/28 at 100.00	A	7,213,200
5,000	5.000%, 7/01/39 (AMT)	7/28 at 100.00	A	5,997,200
825	Sacramento, California, Special Tax Bonds, Community Facilities District 05-1 College Square, Series 2007, 5.900%, 9/01/37	9/21 at 100.00	N/R	838,464
6,000	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Refunding Subordinate Series 2019A, 4.000%, 7/01/38	7/29 at 100.00	A+	6,973,080
	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate Series 2017A:
8,000	5.000%, 7/01/42 (AMT)	7/27 at 100.00	A+	9,476,560
2,500	5.000%, 7/01/47	7/27 at 100.00	A+	2,991,375
3,615	5.000%, 7/01/47 (AMT)	7/27 at 100.00	A+	4,264,507
6,895	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Subordinate Lien Series 2018A, 5.250%, 8/01/47	8/28 at 100.00	Aa3	8,643,503
	San Diego Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2017A:
1,815	5.000%, 9/01/36	9/26 at 100.00	AA	2,171,756
6,160	5.000%, 9/01/40	9/26 at 100.00	AA	7,323,870
	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Series 2010C:
7,150	0.000%, 7/01/39	No Opt. Call	Aa2	4,776,811
2,800	0.000%, 7/01/42	No Opt. Call	Aa2	1,703,662
1,350	0.000%, 7/01/43	No Opt. Call	Aa2	795,062
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2016B:
5,000	5.000%, 5/01/41 (AMT)	5/26 at 100.00	A1	5,825,400
12,300	5.000%, 5/01/46 (AMT)	5/26 at 100.00	A1	14,230,239
12,715	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2017A, 5.000%, 5/01/47 (AMT)	5/27 at 100.00	A+	14,911,643
3,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2018D, 5.000%, 5/01/43 (AMT)	5/28 at 100.00	A1	3,586,500
8,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2019A, 5.000%, 5/01/44 (AMT)	5/29 at 100.00	A1	9,653,040
39

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2019E:
$ 2,515	5.000%, 5/01/45 (AMT)	5/29 at 100.00	A1	3,027,758
14,470	5.000%, 5/01/50 (AMT)	5/29 at 100.00	A1	17,333,613
13,300	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44	1/25 at 100.00	BBB+	14,837,613
9,745	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/44	1/25 at 100.00	A-	10,877,564
2,000	San Jose, California, Airport Revenue Bonds, Refunding Series 2017A, 5.000%, 3/01/22 (AMT)	No Opt. Call	A2	2,086,620
5,350	San Rafael Elementary School District, Marin County, California, General Obligation Bonds, Series 2005C, 0.000%, 8/01/30 – NPFG Insured	No Opt. Call	AA	4,532,574
5,325	Sunnyvale Financing Authority, California, Lease Revenue Bonds, Civic Center Project, Green Series 2020, 2.500%, 4/01/52 (UB) (4)	4/30 at 100.00	AA+	5,257,905
275	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017, 6.250%, 9/01/47, 144A	9/27 at 100.00	N/R	298,788
500	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 6.750%, 8/01/31 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R (7)	510,655
2,750	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Refunding Sacramento County Tobacco Securitization Corporation Series 2021A Class 1, 4.000%, 6/01/49	12/30 at 100.00	BBB+	3,173,249
	University of California, General Revenue Bonds, Taxable Series 2021BI:
2,500	0.870%, 5/15/26	No Opt. Call	AA	2,457,486
1,000	1.272%, 5/15/27	No Opt. Call	AA	988,831
1,360	1.372%, 5/15/28	No Opt. Call	AA	1,330,474
3,500	Upland, California, Certificates of Participation, San Antonio Regional Hospital, Series 2017, 5.000%, 1/01/47	1/28 at 100.00	BBB	3,939,355
5,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 5.750%, 8/01/31 – AGC Insured	8/26 at 100.00	AA	6,241,550
	Westminster School District, Orange County, California, General Obligation Bonds, Series 2009-A1:
2,485	0.000%, 8/01/26 – AGC Insured	No Opt. Call	AA	2,363,558
1,405	0.000%, 8/01/28 – AGC Insured	No Opt. Call	AA	1,277,707
2,920	0.000%, 8/01/29 – AGC Insured	No Opt. Call	AA	2,582,740
	William S Hart Union High School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2015-1, Series 2017:
1,425	5.000%, 9/01/42	9/26 at 100.00	N/R	1,610,336
1,205	5.000%, 9/01/47	9/26 at 100.00	N/R	1,349,877
7,505	Wiseburn School District, Los Angeles County, California, General Obligation Bonds, Series 2007A, 0.000%, 8/01/30 – NPFG Insured	No Opt. Call	Aa2	6,329,042
11,250	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (5)	No Opt. Call	Aa2	11,063,025
1,215,950	Total California			1,256,379,982
40

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado – 4.8%
$ 2,500	Arista Metropolitan District, Broomfield County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Convertible to Unlimited Tax Series 2018A, 5.125%, 12/01/48	12/23 at 103.00	N/R	2,677,850
880	Aurora Crossroads Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.000%, 12/01/40	9/25 at 103.00	N/R	956,217
17,840	Auroroa, Colorado, Water Revenue Bonds, Refunding First Lien Green Series 2016, 5.000%, 8/01/41	8/26 at 100.00	AA+	21,199,450
	Aviation Station North Metropolitan District 2, Denver County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2019A:
500	4.000%, 12/01/29	9/24 at 103.00	N/R	531,705
1,310	5.000%, 12/01/39	9/24 at 103.00	N/R	1,407,438
1,350	5.000%, 12/01/48	9/24 at 103.00	N/R	1,440,045
575	Bella Mesa Metropolitan District, Castle Rock, Colorado, Limited Tax General Obligation Bonds, Convertible Capital Appreciation Series 2020A-3, 0.000%, 12/01/49, 144A	6/25 at 99.64	N/R	459,569
500	Broadway Station Metropolitan District 2, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Series 2019A, 5.125%, 12/01/48	6/24 at 103.00	N/R	541,110
750	Broadway Station Metropolitan District 3, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Series 2019A, 5.000%, 12/01/49	6/24 at 103.00	N/R	815,528
500	Castle Pines Commercial Metropolitan District 1, Castle Rock, Colorado, Limited Tax Supported Revenue Bonds, Series 2015, 5.000%, 12/01/39	5/21 at 100.00	N/R	500,410
	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017:
7,000	5.000%, 12/01/29, 144A	12/22 at 103.00	N/R	7,443,590
9,000	5.000%, 12/01/47, 144A	12/22 at 103.00	N/R	9,468,450
1,890	Colliers Hill Metropolitan District 2, Erie, Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2017A, 6.500%, 12/01/47	12/22 at 103.00	N/R	1,990,000
1,450	Colorado Educational and Cultural Facilities Authority, Charter School Refunding Revenue Bonds, Pinnacle Charter School, Inc K-8 Facility Project, Series 2013, 5.000%, 6/01/26	6/23 at 100.00	A+	1,580,413
2,065	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	5/21 at 100.00	BB+	2,070,699
3,040	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy, Inc Second Campus Project, Series 2013, 7.350%, 8/01/43	8/23 at 100.00	BB+	3,360,294
6,570	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2018B, 5.000%, 11/15/48 (Mandatory Put 11/20/25)	No Opt. Call	AA	7,873,948
1,400	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Neighborhoods Project, Refunding Series 2016, 5.000%, 1/01/37	1/24 at 102.00	N/R	1,487,738
18,055	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-1, 4.000%, 8/01/44	8/29 at 100.00	BBB+	20,047,008
4,775	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2, 5.000%, 8/01/44	8/29 at 100.00	BBB+	5,793,985
12,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc, Refunding Series 2012A, 5.000%, 12/01/33 (Pre-refunded 12/01/22)	12/22 at 100.00	A- (7)	12,959,760
41

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43 (Pre-refunded 6/01/23)	6/23 at 100.00	N/R (7)	809,383
6,155	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A, 5.000%, 6/01/45 (Pre-refunded 6/01/25)	6/25 at 100.00	N/R (7)	7,292,629
3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center, Refunding Series 2015B, 4.000%, 9/01/34	9/25 at 100.00	Baa1	3,261,780
1,750	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018, 5.875%, 12/01/46	12/23 at 103.00	N/R	1,891,732
8,000	Colorado State, Building Excellent Schools Today, Certificates of Participation, Series 2018N, 5.000%, 3/15/38	3/28 at 100.00	Aa2	9,766,080
1,000	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R (7)	1,104,840
850	Copper Ridge Metropolitan District, Colorado Springs, Colorado, Tax Increment and Sales Tax Supported Revenue Bonds, Series 2019, 4.000%, 12/01/29	12/24 at 103.00	N/R	863,796
500	Copperleaf Metropolitan District 4, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2020A, 5.000%, 12/01/39	3/25 at 103.00	N/R	542,370
5,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013A, 5.250%, 11/15/43 (AMT)	11/23 at 100.00	A+	5,515,850
	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A:
4,000	5.000%, 12/01/26 (AMT)	No Opt. Call	A+	4,881,400
10,510	5.000%, 12/01/34 (AMT)	12/28 at 100.00	A+	12,877,798
13,390	5.000%, 12/01/35 (AMT)	12/28 at 100.00	A+	16,361,643
19,500	Denver City and County, Colorado, Dedicated Tax Revenue Bonds, Current Interest Series 2018A-1, 5.000%, 8/01/48	8/26 at 100.00	AA-	22,941,555
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016:
2,250	5.000%, 12/01/26	No Opt. Call	Baa2	2,677,522
3,130	5.000%, 12/01/30	12/26 at 100.00	Baa2	3,633,210
3,310	5.000%, 12/01/31	12/26 at 100.00	Baa2	3,830,332
5,005	5.000%, 12/01/33	12/26 at 100.00	Baa2	5,756,851
565	5.000%, 12/01/34	12/26 at 100.00	Baa2	647,959
	DIATC Metropolitan District, Commerce City, Adams County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2019:
505	5.000%, 12/01/39, 144A	9/24 at 103.00	N/R	544,466
500	5.000%, 12/01/49, 144A	9/24 at 103.00	N/R	535,175
11,555	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/24 – NPFG Insured	No Opt. Call	A	11,248,330
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
20	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	17,318
395	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	A	331,484
20	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	15,841
25	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	19,199
42

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 9,890	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	A	9,073,185
1,160	El Paso County School District 49 Falcon, Colorado, Certificates of Participation, Series 2015, 5.000%, 12/15/28	12/25 at 100.00	Aa3	1,379,031
1,035	Erie Farm Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 5.500%, 12/01/45	12/21 at 103.00	N/R	1,076,897
	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014:
1,957	5.250%, 12/01/24	No Opt. Call	N/R	2,103,364
1,365	6.000%, 12/01/38	12/24 at 100.00	N/R	1,437,905
	Fossil Ridge Metropolitan District 3, Lakewood, Jefferson County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2020:
1,000	2.250%, 12/01/38 – BAM Insured	12/30 at 100.00	AA	978,054
750	2.375%, 12/01/39 – BAM Insured	12/30 at 100.00	AA	743,159
	Fourth Street Crossing Business Improvement District, Silverthorne, Summit County, Colorado, Special Revenue and Tax Supported Bonds, Senior Series 2019A:
3,000	4.625%, 12/01/29, 144A	6/24 at 103.00	N/R	3,219,660
3,160	5.125%, 12/01/38, 144A	6/24 at 103.00	N/R	3,390,048
2,240	5.375%, 12/01/49, 144A	6/24 at 103.00	N/R	2,402,602
	Grand Junction, Colorado, General Fund Revenue Bonds, Improvement Series 2020B:
3,300	4.000%, 3/01/45	3/30 at 100.00	AA	3,858,756
1,975	4.000%, 3/01/49	3/30 at 100.00	AA	2,298,762
845	Green Valley Ranch East Metropolitan Deistrict No 6, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2020A-3, 5.875%, 12/01/50	9/25 at 103.00	N/R	924,599
2,000	Hess Ranch Metropolitan District 6, Parker, Colorado, Limited Tax General Obligation Bonds, Series 2020A-1, 5.000%, 12/01/49	3/25 at 103.00	N/R	2,164,360
4,000	Independence Water & Sanitation District, Elbert County, Colorado, Special Revenue Bonds, Series 2019, 7.250%, 12/01/38	6/24 at 103.00	N/R	4,337,640
1,735	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Special Revenue Bonds, Subordinate Series 2020B, 5.750%, 12/15/50	12/23 at 103.00	N/R	1,851,071
9,265	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A, 5.375%, 12/01/46	12/21 at 103.00	N/R	9,631,801
	Lakes at Centerra Metropolitan District 2, Loveland, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018A:
1,695	5.125%, 12/01/37	12/23 at 103.00	N/R	1,811,362
1,945	5.250%, 12/01/47	12/23 at 103.00	N/R	2,069,869
2,145	Metropolitan State University of Denver, Colorado, Institutional Enterprise Revenue Bonds, Aerospace and Engineering Sciences Building Project, Series 2016, 5.000%, 12/01/45	12/25 at 100.00	Aa2	2,504,910
1,470	Mirabelle Metropolitan District 2, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.000%, 12/01/49	3/25 at 103.00	N/R	1,573,709
43

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds, Series 2019:
$ 4,950	5.000%, 12/01/39	12/24 at 103.00	N/R	5,397,925
15,845	5.000%, 12/01/49	12/24 at 103.00	N/R	17,123,216
620	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45	12/25 at 100.00	A	699,899
3,500	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Series 2019A, 4.000%, 12/01/46 – AGM Insured	12/29 at 100.00	AA	4,053,280
830	Parkdale Community Authority, Erie, Colorado, Limited Tax Supported Revenue Bonds, District 1, Series 2020A, 5.000%, 12/01/40	9/25 at 103.00	N/R	896,068
6,300	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 4.500%, 12/01/30, 144A	12/22 at 100.00	N/R	6,486,291
4,250	Prairie Center Metopolitan District No 3, In the City of Brighton, Adams County, Colorado, Limited Property Tax Supported Primary Improvements Revenue Bonds, Refunding Series 2017A, 5.000%, 12/15/41, 144A	12/26 at 100.00	N/R	4,566,327
2,810	Prairie Center Metropolitan District No 3, Brighton, Colorado, Special Revenue Bonds, Park and Recreation Improvements Series 2018, 5.125%, 12/15/42	12/23 at 103.00	N/R	2,999,675
2,500	Prairie Farm Metropolitan District, In the City of Commerce City, Adams County, Colorado, Limited Tax Convertible to Unlimited Tax, General Obligation Bonds, Series 2018A, 5.250%, 12/01/48	12/22 at 103.00	N/R	2,684,400
	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
2,170	6.250%, 11/15/28	No Opt. Call	A+	2,716,449
3,580	6.500%, 11/15/38	No Opt. Call	A+	5,501,887
1,300	Pueblo Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, EVRAZ Project, Series 2021A, 4.750%, 12/01/45, 144A	12/30 at 100.00	N/R	1,385,969
1,175	Raindance Metropolitan District 1, Acting by and through its Water Activity Enterprise In the Town of Windsor, Weld County, Colorado, Non-Potable Water Enterprise Revenue Bonds, Series 2020, 5.000%, 12/01/40	12/25 at 103.00	N/R	1,269,846
	Regional Transportation District, Colorado, Private Activity Bonds, Denver Transit Partners Eagle P3 Project, Series 2020A:
1,750	4.000%, 7/15/35	1/31 at 100.00	A-	2,070,226
1,350	3.000%, 7/15/37	1/31 at 100.00	A-	1,405,878
1,000	4.000%, 7/15/39	No Opt. Call	A-	1,243,171
1,000	4.000%, 7/15/40	No Opt. Call	A-	1,247,982
500	Settler's Crossing Metropolitan District 1, Lakewood, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.000%, 12/01/40, 144A	9/25 at 103.00	N/R	541,595
2,380	South Sloan?s Lake Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2019, 4.000%, 12/01/44 – AGM Insured	12/29 at 100.00	AA	2,693,184
	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & improvement Series 2019A:
555	4.000%, 12/01/29	12/24 at 103.00	N/R	597,069
500	5.000%, 12/01/38	12/24 at 103.00	N/R	543,240
575	Sterling Hills West Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Refunding & Improvement Series 2007, 5.000%, 12/01/39	12/27 at 100.00	A3	677,034
44

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,310	Thompson Crossing Metropolitan District 4, Johnstown, Larimer County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2019, 5.000%, 12/01/49	9/24 at 103.00	N/R	1,401,726
	Trails at Crowfoot Metropolitan District 3, Parker, Colorado, Limited Tax General Obligation Bonds, Series 2019A:
1,860	4.375%, 12/01/30	9/24 at 103.00	N/R	1,981,049
2,070	5.000%, 12/01/39	9/24 at 103.00	N/R	2,223,967
3,640	5.000%, 12/01/49	9/24 at 103.00	N/R	3,880,276
5,585	Vauxmont Metropolitan District, Arvada, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Convertible to Unlimited Tax Refunding Subordinate Series 2019, 3.250%, 12/15/50 – AGM Insured	12/24 at 103.00	AA	5,908,148
	Velocity Metropolitan District 3, In the City of Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2019:
500	5.125%, 12/01/34	12/23 at 103.00	N/R	537,815
2,000	5.375%, 12/01/39	12/23 at 103.00	N/R	2,153,400
5,000	5.500%, 12/01/48	12/23 at 103.00	N/R	5,364,100
3,500	Westerly Metropolitan District 4, Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2021A-1, 5.000%, 12/01/50	3/26 at 103.00	N/R	3,771,890
2,700	Willow Springs Ranch Metropolitan District, Monument, El Paso County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.000%, 12/01/49	12/24 at 103.00	N/R	2,884,248
339,147	Total Colorado			377,711,724
	Connecticut – 0.5%
3,065	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut State University System, Series 2019Q-2, 5.000%, 11/01/30	11/29 at 100.00	Aa3	3,898,159
860	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc Project, Series 2016A, 5.000%, 9/01/53, 144A	9/26 at 100.00	BB	936,256
4,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nuvance Health Series 2019A, 3.000%, 7/01/39 – AGM Insured	7/29 at 100.00	AA	4,655,025
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G, 5.625%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A (7)	1,013,110
11,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity Health Credit Group, Series 2016CT, 5.000%, 12/01/45	6/26 at 100.00	AA-	13,055,570
1,675	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2015A, 5.000%, 8/01/35	8/25 at 100.00	Aa3	1,947,003
	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2020A:
2,500	4.000%, 5/01/36	5/30 at 100.00	A+	2,914,275
2,550	4.000%, 5/01/39	5/30 at 100.00	A+	2,944,001
6,500	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Refunding Series 2017, 5.000%, 4/01/39, 144A	4/27 at 100.00	N/R	7,425,795
33,650	Total Connecticut			38,789,194
45

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Delaware – 0.2%
$ 1,000	Delaware Economic Development Authority, Revenue Bonds, ASPIRA of Delaware Charter Operations, Inc Project, Series 2016A, 5.000%, 6/01/46	6/26 at 100.00	BB	1,068,690
	Delaware Health Facilities Authroity, Revenue Bonds, Beebe Medical Center Project, Series 2018:
1,905	4.375%, 6/01/48	12/28 at 100.00	BBB	2,121,522
8,300	5.000%, 6/01/48	12/28 at 100.00	BBB	9,750,093
600	Kent County, Delaware, Student Housing & Dining Facility Revenue Bonds, Collegiate Housing Foundation - Dover LLC Delaware State University Project, Series 2018A, 5.000%, 7/01/58	1/28 at 100.00	BB-	649,458
11,805	Total Delaware			13,589,763
	District of Columbia – 0.4%
	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Subordinate Lien Green Series 2019A:
440	5.000%, 10/01/38	10/29 at 100.00	AA+	564,067
1,100	5.000%, 10/01/39	10/29 at 100.00	AA+	1,406,691
1,355	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Subordinate Lien Series 2019B, 5.000%, 10/01/37	10/29 at 100.00	AA+	1,741,934
1,635	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B, 4.000%, 10/01/38	10/29 at 100.00	A-	1,878,582
3,745	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B, 0.000%, 10/01/31 – AGC Insured	No Opt. Call	AA	3,089,550
2,000	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Bonds, Series 2011C, 5.000%, 10/01/26 (AMT)	10/21 at 100.00	Aa3	2,046,700
	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2018A:
8,470	5.000%, 10/01/33 (AMT)	10/28 at 100.00	Aa3	10,471,800
3,000	5.000%, 10/01/34 (AMT)	10/28 at 100.00	Aa3	3,698,880
3,000	5.000%, 10/01/35 (AMT)	10/28 at 100.00	Aa3	3,689,490
3,500	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2019A, 5.000%, 10/01/34 (AMT)	10/29 at 100.00	Aa3	4,394,670
28,245	Total District of Columbia			32,982,364
	Florida – 6.7%
24,445	Alachua County Health Facilities Authority, Florida, Health Facilties Revenue Bonds, Shands Teaching Hospital & Clinics, Inc at the University of Florida Project, Series 2019A, 4.000%, 12/01/49	12/29 at 100.00	A	27,497,447
	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A:
300	5.000%, 11/15/23	No Opt. Call	BBB	324,612
2,300	5.000%, 11/15/28	11/23 at 100.00	BBB	2,467,946
415	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/21 at 100.00	N/R	415,282
46

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 5,530	Broward County, Florida, Airport System Revenue Bonds, Series 2019A, 4.000%, 10/01/49 (AMT)	10/29 at 100.00	A1	6,124,586
	Broward County, Florida, Port Facilities Revenue Bonds, Series 2019A:
4,345	5.000%, 9/01/44	9/29 at 100.00	A1	5,246,283
9,735	5.000%, 9/01/49	9/29 at 100.00	A1	11,683,752
	Broward County, Florida, Port Facilities Revenue Bonds, Series 2019B:
2,250	4.000%, 9/01/37 (AMT) (UB) (4)	9/29 at 100.00	A1	2,554,695
9,870	4.000%, 9/01/39 (AMT) (UB) (4)	9/29 at 100.00	A1	11,146,684
6,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured (Pre-refunded 10/01/21)	10/21 at 100.00	AA (7)	6,142,740
	Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, Franklin Academy Projects, Series 2020:
1,085	5.000%, 12/15/35, 144A	7/26 at 100.00	N/R	1,189,887
245	5.000%, 12/15/40, 144A	7/26 at 100.00	N/R	266,185
8,450	5.000%, 12/15/50, 144A	7/26 at 100.00	N/R	9,080,792
2,845	5.000%, 12/15/55, 144A	7/26 at 100.00	N/R	3,050,267
	Capital Trust Agency, Florida, Multifamily Housing Revenue Bonds, The Gardens Apartments Project, Series 2015A:
1,500	4.750%, 7/01/40	7/25 at 100.00	CCC+	1,090,725
1,380	5.000%, 7/01/50	7/25 at 100.00	CCC+	1,000,597
15,660	Capital Trust Agency, Florida, Revenue Bonds, Provision CARES Proton Therapy Center, Orlando Project, Series 2018, 7.500%, 6/01/48, 144A (8), (9)	6/28 at 100.00	N/R	5,950,800
	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2019A:
500	4.000%, 6/15/29, 144A	6/26 at 100.00	N/R	528,550
565	5.000%, 6/15/39, 144A	6/26 at 100.00	N/R	612,726
610	5.000%, 6/15/49, 144A	6/26 at 100.00	N/R	654,219
7,060	Central Florida Expressway Authority, Revenue Bonds, Refunding Senior Lien Series 2016B, 4.000%, 7/01/39	7/26 at 100.00	A+	7,918,002
6,130	Charlotte County Industrial Development Authority, Florida, Utility System Revenue Bonds, Town & Country Utilities Project, Series 2019, 5.000%, 10/01/49, 144A (AMT)	10/27 at 100.00	N/R	6,737,483
1,125	Cityplace Community Development District, Florida, Special Assessement and Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/26	No Opt. Call	A	1,282,117
1,000	Coco Palms Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2016, 5.000%, 5/01/46	5/27 at 100.00	N/R	1,087,700
	Escambia County Health Facilities Authority, Florida, Health Care Facilities Revenue Bonds, Baptist Health Care Corporation Obligated, Series 2020A:
2,145	4.000%, 8/15/45	2/30 at 100.00	BBB+	2,381,036
2,235	4.000%, 8/15/45 – AGM Insured (UB) (4)	2/30 at 100.00	AA	2,541,575
2,750	4.000%, 8/15/50	2/30 at 100.00	BBB+	3,031,682
2,885	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A, 7.750%, 6/15/42 (Pre-refunded 12/15/21)	12/21 at 100.00	N/R (7)	3,066,553
47

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 2,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Upper School Project, Series 2017C, 5.750%, 7/01/47, 144A	7/27 at 101.00	N/R	2,192,940
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Mater Academy Projects, Series 2020A:
1,070	5.000%, 6/15/50	6/27 at 100.00	BBB	1,204,221
1,700	5.000%, 6/15/55	6/27 at 100.00	BBB	1,901,909
1,570	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A, 6.125%, 6/15/46, 144A	6/25 at 100.00	N/R	1,760,143
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2012A:
345	5.500%, 6/15/22, 144A	No Opt. Call	N/R	351,886
500	6.000%, 6/15/32, 144A	6/22 at 100.00	N/R	518,880
1,100	6.125%, 6/15/43, 144A	6/22 at 100.00	N/R	1,136,421
2,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2013A, 8.500%, 6/15/44	6/23 at 100.00	N/R	2,239,100
1,500	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2014A, 6.125%, 6/15/44	6/24 at 100.00	N/R	1,626,915
315	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2020C, 5.000%, 9/15/50, 144A	9/27 at 100.00	N/R	343,939
83,000	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Brightline Passenger Rail Project, Green Series 2019B, 7.375%, 1/01/49, 144A (AMT)	1/24 at 107.00	N/R	81,858,751
	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
37,800	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	5/21 at 104.00	N/R	36,855,756
2,000	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	5/21 at 104.00	N/R	1,931,500
	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Jacksonville University Project, Series 2018A-1:
450	4.500%, 6/01/33, 144A	6/28 at 100.00	N/R	524,093
1,450	4.750%, 6/01/38, 144A	6/28 at 100.00	N/R	1,690,381
6,800	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2012A, 5.000%, 4/01/27 (Pre-refunded 4/01/22)	4/22 at 100.00	A- (7)	7,126,400
11,185	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Rollins College Project, Refunding Series 2020A, 3.000%, 12/01/48 (UB) (4)	12/30 at 100.00	A2	11,566,185
	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Rollins College Project, Series 2012A:
1,210	5.000%, 12/01/30 (Pre-refunded 12/01/22)	12/22 at 100.00	A2 (7)	1,306,776
1,000	5.000%, 12/01/31 (Pre-refunded 12/01/22)	12/22 at 100.00	A2 (7)	1,079,980
3,000	5.000%, 12/01/37 (Pre-refunded 12/01/22)	12/22 at 100.00	A2 (7)	3,239,940
840	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 5.000%, 5/01/46	5/26 at 100.00	N/R	887,267
48

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 3,130	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Senior Lien Series 2015A, 5.000%, 10/01/44 (AMT)	10/24 at 100.00	Aa3	3,547,446
	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Florida Health Sciences Center Inc D/B/A Tampa General Hospital, Series 2020A:
2,000	4.000%, 8/01/45	2/31 at 100.00	A	2,254,120
4,985	4.000%, 8/01/50	2/31 at 100.00	A	5,567,098
10,000	3.500%, 8/01/55 (UB) (4)	2/31 at 100.00	A	10,533,400
16,780	4.000%, 8/01/55	2/31 at 100.00	A	18,662,045
6,500	Jacksonville, Florida, Health Care Facilities Revenue Bonds, Brooks Rehabilitation, Series 2020, 4.000%, 11/01/45	11/29 at 100.00	A	7,245,550
	Jacksonville, Florida, Special Revenue Bonds, Refunding Series 2017A:
6,285	5.250%, 10/01/42	10/27 at 100.00	AA	7,877,933
3,930	5.250%, 10/01/47	10/27 at 100.00	AA	4,903,579
595	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.250%, 6/15/27	5/21 at 100.00	BB-	595,654
	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2012A:
875	5.500%, 6/15/32	6/22 at 100.00	BB-	890,715
1,375	5.750%, 6/15/42	6/22 at 100.00	BB-	1,396,257
6,875	Martin County Health Facilities Authority, Florida, Hospital Revenue Bonds, Martin Memorial Medical Center, Series 2015, 5.000%, 11/15/45 (Pre-refunded 11/15/24)	11/24 at 100.00	N/R (7)	8,018,381
6,340	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City Center/Historic Convention Village, Series 2015A, 5.000%, 2/01/44 – AGM Insured	2/24 at 100.00	AA	7,053,377
7,405	Miami Beach, Florida, Stormwater Revenue Bonds, Refunding Series 2017, 5.000%, 9/01/47	9/22 at 100.00	AA-	7,838,118
860	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Nicklaus Children's Hospital, Refunding Series 2017, 5.000%, 8/01/36	8/27 at 100.00	A+	1,029,067
12,195	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/38 (AMT)	10/25 at 100.00	A	14,165,102
	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2020A:
2,250	4.000%, 10/01/38	10/30 at 100.00	A	2,644,269
1,750	4.000%, 10/01/40	10/30 at 100.00	A	2,045,283
	Miami-Dade County, Florida, General Obligation Bonds, Public Health Trust Program Series 2018A:
6,990	5.000%, 7/01/46	7/29 at 100.00	AA	8,692,275
7,575	5.000%, 7/01/47	7/29 at 100.00	AA	9,410,650
22,160	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42 (Pre-refunded 10/01/22)	10/22 at 100.00	AA- (7)	23,775,021
7,500	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc, Series 2019A, 5.000%, 10/01/47	4/29 at 100.00	A+	9,023,700
49

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Orange County Health Facilities Authority, Florida, Revenue Bond, Mayflower Retirement Center, Refunding Series 2012:
$ 550	4.500%, 6/01/27	6/21 at 100.00	BB+	551,875
625	5.000%, 6/01/32	6/21 at 100.00	BB+	627,081
750	5.000%, 6/01/36	6/21 at 100.00	BB+	752,295
875	5.125%, 6/01/42	6/21 at 100.00	BB+	877,511
325	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding & Improvement Series 2019A-1, 5.000%, 10/01/49	10/29 at 100.00	BBB+	395,424
	Pinellas County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Drs Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc, Project, Series 2019:
615	5.000%, 7/01/29	No Opt. Call	N/R	700,559
180	5.000%, 7/01/39	7/29 at 100.00	N/R	211,406
5,095	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole Electric Cooperatice, Inc Project, Refunding Series 2018B, 5.000%, 3/15/42	5/28 at 100.00	A-	6,111,860
1,006	Riverbend West Community Development District, Hilsborough County, Florida, Special Assessment Bonds, Series 2016, 5.000%, 5/01/46	5/27 at 100.00	N/R	1,090,735
	Seminole County Industrial Development Authority, Florida, Retirement Facility Revenue Bonds, Legacy Pointe At UCF Project, Series 2019A:
5,000	5.250%, 11/15/39	11/26 at 103.00	N/R	4,832,600
1,015	5.500%, 11/15/49	11/26 at 103.00	N/R	971,284
	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida Obligated Group, Series 2017:
5,000	5.000%, 8/15/31	8/27 at 100.00	AA-	6,120,500
3,655	5.000%, 8/15/47	8/27 at 100.00	AA-	4,328,288
500	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 5.000%, 7/01/29	1/24 at 100.00	A-	545,525
	Tampa, Florida, Capital Improvement Cigarette Tax Allocation Bonds, H Lee Moffitt Cancer Center Project, Series 2020A:
13,442	0.000%, 9/01/45	9/30 at 54.56	A+	5,624,402
12,785	0.000%, 9/01/49	9/30 at 46.08	A+	4,489,197
14,572	0.000%, 9/01/53	9/30 at 38.62	A+	4,267,119
35	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	36,722
	Tampa, Florida, Revenue Bonds, H Lee Moffitt Cancer Center and Research Institute, Series 2020B:
440	4.000%, 7/01/38	7/30 at 100.00	A2	506,004
445	4.000%, 7/01/45	7/30 at 100.00	A2	502,134
12,685	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series 2017B, 4.000%, 7/01/42	7/28 at 100.00	A+	14,310,710
210	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (5)	5/22 at 100.00	N/R	179,128
170	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (8)	5/21 at 100.00	N/R	2
50

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 475	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007A-2, 5.250%, 5/01/39 (8)	5/21 at 100.00	N/R	5
435	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40 (5)	5/21 at 100.00	N/R	414,246
270	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (5)	5/21 at 100.00	N/R	200,067
290	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (8)	5/21 at 100.00	N/R	3
250	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A1, 6.125%, 5/01/42	5/22 at 100.00	N/R	258,210
1,490	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A2, 5.500%, 5/01/34	5/22 at 100.00	N/R	1,528,472
	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle Aeronautical University, Refunding Series 2017:
2,380	5.000%, 10/15/42	10/27 at 100.00	A+	2,824,132
3,000	5.000%, 10/15/47	10/27 at 100.00	A+	3,535,680
13,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson University Inc Project, Series 2015, 5.000%, 6/01/40	6/25 at 100.00	A-	14,684,540
	Wynnmere East Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2016:
470	5.125%, 5/01/36	5/28 at 100.00	N/R	515,717
930	5.500%, 5/01/46	5/28 at 100.00	N/R	1,033,621
525,515	Total Florida			526,614,400
	Georgia – 0.5%
	Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds, Georgia Proton Treatment Center Project, Current Interest Series 2017A-1:
2,500	6.750%, 1/01/35	1/28 at 100.00	N/R	1,594,175
1,000	7.000%, 1/01/40	1/28 at 100.00	N/R	638,110
3,000	Atlanta Development Authority, Georgia, Student Housing Facilities Revenue Bonds, ADA/CAU Partners, Inc Project at Clark Atlanta University, Series 2004A, 6.000%, 7/01/36 – ACA Insured	5/21 at 100.00	N/R	3,005,430
2,000	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Subordinate Lien Series 2019D, 4.000%, 7/01/40 (AMT)	7/29 at 100.00	Aa3	2,268,940
	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Series 2019A:
1,250	5.000%, 1/01/35	7/28 at 100.00	A	1,526,487
700	5.000%, 1/01/36	7/28 at 100.00	A	852,530
770	Georgia Municipal Electric Authority, Senior Lien General Power Revenue Bonds, Series 1993BB, 5.250%, 1/01/25 – NPFG Insured	No Opt. Call	A1	850,727
	Main Street Natural Gas Inc, Georgia, Gas Project Revenue Bonds, Series 2007A:
960	5.000%, 3/15/22	No Opt. Call	A+	1,001,145
1,000	5.500%, 9/15/28	No Opt. Call	A+	1,284,190
5,000	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series 2016A, 5.000%, 1/01/28	7/26 at 100.00	A2	6,008,550
51

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Georgia (continued)
	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Series 2020B:
$ 1,000	4.000%, 9/01/38	9/30 at 100.00	AA	1,201,690
2,000	4.000%, 9/01/39	9/30 at 100.00	AA	2,396,580
2,000	4.000%, 9/01/40	9/30 at 100.00	AA	2,390,140
1,590	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.250%, 10/01/27	10/21 at 100.00	Baa1	1,621,514
13,120	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Savannah College of Art & Design Projects, Series 2014, 5.000%, 4/01/44	4/24 at 100.00	A+	14,320,349
37,890	Total Georgia			40,960,557
	Guam – 0.1%
1,020	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	BB	1,050,885
1,475	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2020A, 5.000%, 1/01/50	7/30 at 100.00	A-	1,776,800
1,610	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (AMT)	10/23 at 100.00	Baa2	1,728,013
4,105	Total Guam			4,555,698
	Hawaii – 0.1%
1,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	AA-	1,655,910
1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.875%, 7/01/43	7/23 at 100.00	BB	1,083,690
4,545	Hawaii State, Airport System Revenue Bonds, Series 2015A, 5.000%, 7/01/45 (AMT)	7/25 at 100.00	A+	5,207,797
7,045	Total Hawaii			7,947,397
	Idaho – 0.1%
	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016:
2,300	3.500%, 9/01/33	9/26 at 100.00	BB+	2,389,608
205	5.000%, 9/01/37	9/26 at 100.00	BB+	227,099
	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke's Health System Project, Series 2018A:
2,435	5.000%, 3/01/36	9/28 at 100.00	A-	2,947,373
2,250	5.000%, 3/01/37	9/28 at 100.00	A-	2,713,410
2,000	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Idaho Arts Charter School, Inc Project, Refunding Series 2016A, 5.000%, 12/01/38	12/26 at 100.00	BBB-	2,206,220
9,190	Total Idaho			10,483,710
	Illinois – 7.6%
1,330	Adams County School District 172, Quincy, Illinois, General Obligation Bonds, School Series 2017, 5.000%, 2/01/36 – AGM Insured	2/27 at 100.00	AA	1,594,963
	Bensenville, Illinois, General Obligation Bonds, Series 2011A:
1,295	5.000%, 12/15/30 – AGM Insured (Pre-refunded 12/15/21)	12/21 at 100.00	AA (7)	1,338,292
705	5.000%, 12/15/30 – AGM Insured (Pre-refunded 12/15/21)	12/21 at 100.00	AA (7)	729,069
52

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 1,275	Champaign, Illinois, General Obligation Sales Tax Bonds, Public Safety Series 1999, 8.250%, 1/01/22 – FGIC Insured	No Opt. Call	Baa2	1,346,081
67,800	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A-	81,048,121
625	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2012A, 5.000%, 12/01/42	12/22 at 100.00	BB	648,200
1,215	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Project Series 2015C, 5.250%, 12/01/39	12/24 at 100.00	BB	1,337,095
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2012B:
4,540	5.000%, 12/01/34	12/22 at 100.00	BB	4,763,867
3,000	4.000%, 12/01/35	12/22 at 100.00	BB	3,097,200
2,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017G, 5.000%, 12/01/34	12/27 at 100.00	BB	2,339,120
35,090	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	BB	42,130,458
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2021A:
4,000	5.000%, 12/01/35	12/30 at 100.00	BB	4,889,816
2,000	5.000%, 12/01/41	12/30 at 100.00	BB	2,413,166
3,475	Chicago Greater Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Refunding Series 2007B, 5.250%, 12/01/35	No Opt. Call	Aaa	5,005,320
	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Second Lien Series 2020A:
1,250	5.000%, 12/01/45 (UB) (4)	12/29 at 100.00	A+	1,524,887
2,220	4.000%, 12/01/50 (UB) (4)	12/29 at 100.00	A+	2,471,171
1,815	5.000%, 12/01/55 (UB) (4)	12/29 at 100.00	A+	2,207,766
2,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40 (Pre-refunded 12/01/21)	12/21 at 100.00	AA (7)	2,171,127
	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014:
5,000	5.250%, 12/01/49	12/24 at 100.00	AA	5,804,300
12,500	5.250%, 12/01/49 (UB) (4)	12/24 at 100.00	AA	14,510,750
1,270	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, River Point Plaza Redevelopment Project, Series 2018, 4.835%, 4/15/28, 144A	1/23 at 100.00	N/R	1,316,825
7,000	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Refunding Senior Lien Series 2012B, 5.000%, 1/01/31 (Pre-refunded 1/01/22) (AMT)	1/22 at 100.00	A (7)	7,243,670
	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Refunding Senior Lien Series 2020A:
2,390	4.000%, 1/01/35	1/30 at 100.00	A	2,797,591
5,000	4.000%, 1/01/36	1/30 at 100.00	A	5,833,700
3,000	4.000%, 1/01/38	1/30 at 100.00	A	3,476,910
3,180	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Senior Lien Series 2015C, 5.000%, 1/01/46 (AMT)	1/25 at 100.00	A	3,595,531
53

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 900	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A, 5.000%, 1/01/35	1/24 at 100.00	BBB+	969,687
8,805	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB+	10,599,283
920	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2003B, 5.500%, 1/01/33	1/25 at 100.00	BBB+	1,034,338
13,760	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D, 5.500%, 1/01/40	1/25 at 100.00	BBB+	15,317,082
	Chicago, Illinois, General Obligation Bonds, Project Series 2011A:
400	5.250%, 1/01/35	5/21 at 100.00	BBB+	400,824
5,660	5.000%, 1/01/40	5/21 at 100.00	BBB+	5,669,905
1,000	Chicago, Illinois, General Obligation Bonds, Project Series 2012A, 5.000%, 1/01/33	1/22 at 100.00	BBB+	1,022,320
7,545	Chicago, Illinois, General Obligation Bonds, Refunding Series 2007E, 5.500%, 1/01/42	1/25 at 100.00	BBB+	8,376,836
1,320	Chicago, Illinois, General Obligation Bonds, Refunding Series 2012C, 5.000%, 1/01/25	1/22 at 100.00	BBB+	1,356,564
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
2,260	5.000%, 1/01/24	No Opt. Call	BBB+	2,486,949
935	5.000%, 1/01/25	No Opt. Call	BBB+	1,057,279
2,500	5.000%, 1/01/29	1/26 at 100.00	BBB+	2,851,125
705	5.000%, 1/01/35	1/26 at 100.00	BBB+	793,322
2,175	5.000%, 1/01/38	1/26 at 100.00	BBB+	2,433,803
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2020A:
50	5.000%, 1/01/27	No Opt. Call	BBB+	59,079
6,000	5.000%, 1/01/30	No Opt. Call	BBB+	7,409,340
2,200	Chicago, Illinois, General Obligation Bonds, Series 2015A, 5.500%, 1/01/39	1/25 at 100.00	BBB+	2,451,548
715	Chicago, Illinois, General Obligation Bonds, VAribale Rate Demand Series 2007F, 5.500%, 1/01/42	1/25 at 100.00	BBB+	793,829
3,000	Chicago, Illinois, Midway Airport Revenue Bonds, Refunding Second Lien Series 2014A, 5.000%, 1/01/31 (AMT)	1/24 at 100.00	A	3,326,910
7,595	DuPage County, Illinois, Revenue Bonds, Morton Arboretum Project, Green Series 2020, 3.000%, 5/15/47	5/30 at 100.00	A1	7,650,595
5,000	Illinois Finance Authority Revenue Bonds, OSF Healthcare System, Refunding Series 2018A, 4.125%, 5/15/47	11/28 at 100.00	A	5,630,800
1,400	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A, 7.125%, 10/01/41	10/21 at 100.00	BB+	1,427,188
	Illinois Finance Authority, Health Services Facility Lease Revenue Bonds, Provident Group - UIC Surgery Center, LLC - University of Illinois Health Services Facility Project, Series 2020:
2,450	4.000%, 10/01/40	10/30 at 100.00	BBB+	2,768,549
3,140	4.000%, 10/01/50	10/30 at 100.00	BBB+	3,484,144
1,450	4.000%, 10/01/55	10/30 at 100.00	BBB+	1,601,220
2,195	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/34	9/24 at 100.00	AA+	2,473,172
54

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 1,200	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc, Refunding Series 2010, 6.125%, 5/15/27	5/21 at 100.00	BBB-	1,203,180
3,895	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 4.250%, 5/15/43 (Pre-refunded 5/15/22)	5/22 at 100.00	A1 (7)	4,063,264
10,810	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016, 5.000%, 12/01/40	6/26 at 100.00	A3	12,814,606
	Illinois Finance Authority, Revenue Bonds, Northshore University HealthSystem, Series 2020A:
1,645	5.000%, 8/15/32 (4)	8/30 at 100.00	AA-	2,139,059
1,250	5.000%, 8/15/33	8/30 at 100.00	AA-	1,618,425
9,780	3.250%, 8/15/49 (UB) (4)	8/30 at 100.00	AA-	10,305,382
10,715	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 5.000%, 11/15/45	11/25 at 100.00	A	12,360,610
10,000	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2020A, 3.000%, 5/15/50 (UB) (4)	11/30 at 100.00	A	10,125,200
1,545	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/21 at 100.00	AA+	1,549,233
895	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 5.500%, 7/01/28	7/23 at 100.00	A-	967,316
20	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A, 4.000%, 11/15/39	5/25 at 100.00	AA-	21,452
1,105	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/35	8/25 at 100.00	A3	1,252,131
4,000	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41	8/21 at 100.00	AA-	4,067,440
19,569	Illinois Housing Development Authority, Housing Revenue Bonds, MBS Pass Through Program, Series 2017A, 3.125%, 2/01/47	3/26 at 100.00	Aaa	21,080,630
4,000	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized - Lifelink Developments, Series 2006, 4.850%, 4/20/41 (AMT) (UB) (4)	4/21 at 100.00	AA+	4,006,680
7,335	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014, 5.250%, 6/15/31 – AGM Insured	6/24 at 100.00	AA	8,177,278
	Illinois State, General Obligation Bonds, December Series 2017A:
5,000	5.000%, 12/01/24	No Opt. Call	BBB-	5,692,400
1,560	5.000%, 12/01/32	12/27 at 100.00	BBB-	1,827,821
3,725	Illinois State, General Obligation Bonds, June Series 2016, 4.000%, 6/01/36	6/26 at 100.00	BBB-	3,975,002
7,985	Illinois State, General Obligation Bonds, March Series 2012, 5.000%, 3/01/31	3/22 at 100.00	BBB-	8,216,565
	Illinois State, General Obligation Bonds, March Series 2021A:
2,250	4.000%, 3/01/38	3/31 at 100.00	BBB-	2,494,438
1,300	4.000%, 3/01/40	3/31 at 100.00	BBB-	1,432,925
11,065	Illinois State, General Obligation Bonds, May Series 2020, 5.750%, 5/01/45	5/30 at 100.00	BBB-	13,774,265
	Illinois State, General Obligation Bonds, November Series 2017D:
11,625	5.000%, 11/01/27	No Opt. Call	BBB-	13,857,349
3,000	5.000%, 11/01/28	11/27 at 100.00	BBB-	3,541,500
55

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois State, General Obligation Bonds, Refunding September Series 2018A:
$ 2,000	5.000%, 10/01/28	No Opt. Call	BBB-	2,429,140
3,500	5.000%, 10/01/33	10/28 at 100.00	BBB-	4,128,880
500	Illinois State, General Obligation Bonds, Series 2012A, 5.000%, 3/01/27	3/22 at 100.00	BBB-	516,725
1,440	Illinois State, General Obligation Bonds, Series 2013, 5.250%, 7/01/28	7/23 at 100.00	BBB-	1,556,150
5,000	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2011, 5.000%, 6/15/28	6/21 at 100.00	BBB+	5,033,950
12,500	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2020A, 5.000%, 1/01/45	1/31 at 100.00	AA-	15,545,054
875	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012A, 5.000%, 6/15/42 – NPFG Insured	6/22 at 100.00	BBB	908,548
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B:
1,280	5.000%, 6/15/23	6/22 at 100.00	BBB	1,343,923
10,180	5.000%, 6/15/52	6/22 at 100.00	BBB	10,527,342
5,400	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2015B, 5.000%, 6/15/52	12/25 at 100.00	BBB	6,082,182
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2020A:
5,000	4.000%, 6/15/50 – BAM Insured	12/29 at 100.00	AA	5,591,050
7,000	5.000%, 6/15/50	12/29 at 100.00	BBB	8,341,690
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A:
2,500	0.000%, 12/15/52 – BAM Insured	No Opt. Call	AA	926,600
1,225	5.000%, 6/15/53	12/25 at 100.00	BBB	1,379,179
8,025	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	Baa2	7,984,634
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
10,000	0.000%, 12/15/35 – AGM Insured	No Opt. Call	AA	7,006,000
22,500	0.000%, 12/15/37 – NPFG Insured	No Opt. Call	BBB	13,854,825
1,841	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014, 5.000%, 3/01/34 – AGM Insured	3/24 at 100.00	AA	2,020,203
845	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012, 4.750%, 10/01/29	10/22 at 100.00	Baa1	879,662
3,890	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 5.250%, 6/01/21	No Opt. Call	A	3,919,642
4,450	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2001A, 6.000%, 7/01/27 – FGIC Insured	No Opt. Call	AA+	5,394,779
3,000	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitzation Bonds, Second Lien Series 2020A, 5.000%, 1/01/30	No Opt. Call	AA-	3,817,020
1,000	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitzation Bonds, Series 2018A, 5.000%, 1/01/36	1/28 at 100.00	AA-	1,191,830
56

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Springfield, Illinois, Electric Revenue Bonds, Refunding Senior Lien Series 2015:
$ 15,530	4.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	16,526,249
3,485	5.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	3,992,451
5,000	University of Illinois, Auxiliary Facilities System Revenue Bonds, Series 2013A, 4.000%, 4/01/32	4/23 at 100.00	A1	5,282,050
7,405	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/42	10/23 at 100.00	A-	8,271,879
539,800	Total Illinois			594,096,475
	Indiana – 1.8%
2,000	Gary Local Public Improvement Bond Bank, Indiana, Economic Development Revenue Bonds, Drexel Foundation for Educational Excellence Project, Refunding Series 2020A, 5.875%, 6/01/55, 144A	6/30 at 100.00	N/R	2,078,720
6,495	IIndiana Finance Authority, Hospital Revenue Bonds, Parkview Health, Series 2018A, 5.000%, 11/01/43	11/28 at 100.00	AA-	7,849,597
825	Indiana Finance Authority, Educational Facilities Revenue Bonds, Circle City Preparatory Inc Project, Series 2021A, 5.000%, 12/01/40	12/27 at 103.00	N/R	861,571
	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Northwest Indiana Inc Project, Series 2016:
3,710	7.000%, 12/01/34, 144A	12/24 at 100.00	N/R	3,904,181
6,075	7.250%, 12/01/44, 144A	12/24 at 100.00	N/R	6,370,913
5,000	Indiana Finance Authority, Educational Facilities Revenue Bonds, Rose Hulman Institute Of Technology Project, Series 2018, 4.000%, 6/01/44	12/28 at 100.00	A2	5,595,000
3,600	Indiana Finance Authority, Educational Facilities Revenue Bonds, Rose Hulman Institute Of Technology Project, Series 2020A, 4.000%, 6/01/50	6/30 at 100.00	A2	4,070,700
1,640	Indiana Finance Authority, Educational Facilities Revenue Bonds, Valparaiso University Project, Series 2014, 5.000%, 10/01/39	10/24 at 100.00	Baa1	1,770,970
2,830	Indiana Finance Authority, Educational Facilities Revenue Bonds, Victory College Prep Project, Series 2021A, 4.500%, 12/01/55, 144A	12/27 at 103.00	N/R	2,843,066
640	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2021A, 4.125%, 12/01/26	No Opt. Call	B-	674,621
3,000	Indiana Finance Authority, Hospital Revenue Bonds, Marion General Hospital Project, Series 2012A, 5.000%, 7/01/36	7/21 at 100.00	A	3,026,310
	Indiana Finance Authority, Provate Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A:
9,215	5.000%, 7/01/48 (AMT)	7/23 at 100.00	A-	9,934,692
6,250	5.250%, 1/01/51 (AMT)	7/23 at 100.00	A-	6,773,125
15,205	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, First Lien Green Series 2016A, 5.000%, 10/01/46	10/26 at 100.00	AA	18,105,810
8,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A, 5.000%, 10/01/40	10/24 at 100.00	AA	9,119,440
2,200	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006B-7, 5.000%, 11/15/46	11/26 at 100.00	AA+	2,641,606
57

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)
	Indianapolis Local Public Improvement Bond Bank, Indiana, Community Justice Campus Bonds, Courthouse & Jail Project, Series 2019A:
$ 6,490	5.000%, 2/01/44	2/29 at 100.00	AAA	8,076,870
23,520	5.000%, 2/01/49	2/29 at 100.00	AAA	29,024,386
	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
1,530	5.000%, 4/01/26	4/22 at 100.00	Baa3	1,588,936
1,400	5.000%, 4/01/27	4/22 at 100.00	Baa3	1,452,206
1,560	5.000%, 4/01/29	4/22 at 100.00	Baa3	1,617,158
	Valparaiso, Indiana, Exempt Faciltiies Revenue Bonds, Pratt Paper LLC Project, Series 2013:
210	5.875%, 1/01/24 (AMT)	No Opt. Call	N/R	224,981
9,185	7.000%, 1/01/44 (AMT)	1/24 at 100.00	N/R	10,292,803
5,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc, Series 2011, 8.000%, 9/01/41 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (7)	5,156,950
125,580	Total Indiana			143,054,612
	Iowa – 0.3%
4,000	Iowa Finance Authority, Health Facilities Revenue Bonds, UnityPoint Health, Series 2016E, 4.000%, 8/15/46	2/26 at 100.00	AA-	4,290,560
2,000	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	BBB-	2,067,900
1,990	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2019, 3.125%, 12/01/22	4/21 at 103.00	BB-	2,028,188
10,375	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB-	11,369,651
3,920	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)	12/22 at 103.00	BB-	4,263,863
2,045	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.625%, 6/01/46	5/21 at 100.00	B-	2,072,955
24,330	Total Iowa			26,093,117
	Kansas – 0.1%
	Hutchinson, Kansas, Hospital Facilities Revenue Bonds, Hutchinson Regional Medical Center, Inc, Series 2016:
1,500	5.000%, 12/01/36	12/26 at 100.00	Ba1	1,654,740
1,320	5.000%, 12/01/41	12/26 at 100.00	Ba1	1,435,434
	Overland Park Development Corporation, Kansas, Revenue Bonds, Convention Center Hotel, Refunding & improvement Series 2019:
1,500	5.000%, 3/01/44	3/29 at 100.00	BB-	1,528,650
3,500	5.000%, 3/01/49	3/29 at 100.00	BB-	3,556,350
680	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	5/21 at 100.00	BBB	680,218
8,500	Total Kansas			8,855,392
58

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kentucky – 1.2%
$ 230	Ashland, Kentucky, Medical Center Revenue Bonds, Ashland Hospital Corporation d/b/a King's Daughters Medical Center Project, Refunding Series 2019, 4.000%, 2/01/35	2/30 at 100.00	BBB-	250,169
	Kentucky Bond Development Corporation, Transient Room Tax Revenue Bonds, Lexington Center Corporation Project, Series 2018A:
2,545	5.000%, 9/01/43	9/28 at 100.00	A2	3,025,547
2,600	5.000%, 9/01/48	9/28 at 100.00	A2	3,061,084
6,345	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011, 5.000%, 8/15/42 (Pre-refunded 8/15/21)	8/21 at 100.00	N/R (7)	6,455,276
6,565	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc, Series 2017A, 5.000%, 12/01/45 – AGM Insured (UB) (4)	12/27 at 100.00	AA	7,942,928
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A:
2,745	5.000%, 7/01/27	7/25 at 100.00	BBB+	3,173,220
2,100	5.000%, 7/01/33	7/25 at 100.00	BBB+	2,359,896
5,655	5.000%, 7/01/37	7/25 at 100.00	BBB+	6,301,932
2,175	5.000%, 1/01/45	7/25 at 100.00	BBB+	2,398,916
	Kentucky Municipal Power Agency, Power System Revenue Bonds, Prairie State Project, Refunding Series 2020A Forward Delivery:
1,000	5.000%, 9/01/34	9/29 at 100.00	Baa1	1,242,910
725	5.000%, 9/01/35	9/29 at 100.00	Baa1	897,398
	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 119, Series 2018:
2,000	5.000%, 5/01/35	5/28 at 100.00	A1	2,453,440
2,500	5.000%, 5/01/36	5/28 at 100.00	A1	3,057,975
4,000	5.000%, 5/01/37	5/28 at 100.00	A1	4,878,560
	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 122, Series 2019A:
1,000	4.000%, 11/01/35	11/28 at 100.00	A1	1,150,460
1,250	4.000%, 11/01/36	11/28 at 100.00	A1	1,434,475
3,000	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2016A, 3.000%, 5/15/35	11/25 at 100.00	AA	3,190,260
	Louisville/Jefferson County Metro Government, Kentucky, Health System Revenue Bonds, Norton Healthcare Inc, Series 2016A:
5,735	5.000%, 10/01/31	10/26 at 100.00	A+	6,884,982
2,785	4.000%, 10/01/35	10/26 at 100.00	A+	3,079,820
5,415	Louisville/Jefferson County Metro Government, Kentucky, Health System Revenue Bonds, Norton Healthcare, Inc, Series 2020A, 3.000%, 10/01/43	10/29 at 100.00	A+	5,615,355
12,750	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 4/01/48 (Mandatory Put 4/01/24)	1/24 at 100.37	A2	13,978,590
8,000	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018C-2, 1.377%, 12/01/49 (Mandatory Put 6/01/25) (1-Month LIBOR *67% reference rate + 1.300%spread) (6)	3/25 at 100.00	A1	8,183,440
59

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
$ 1,635	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 2.550%, 11/01/27 (Mandatory Put 5/03/21) (AMT)	No Opt. Call	A1	1,637,877
82,755	Total Kentucky			92,654,510
	Louisiana – 1.8%
	Calcasieu Parish Memorial Hospital Service District, Louisiana, Revenue Bonds, Lake Charles Memorial Hospital, Refunding Series 2019:
2,770	5.000%, 12/01/25	No Opt. Call	BB+	3,044,230
1,455	5.000%, 12/01/26	No Opt. Call	BB+	1,618,527
1,525	5.000%, 12/01/27	No Opt. Call	BB+	1,711,309
1,605	5.000%, 12/01/28	No Opt. Call	BB+	1,811,901
2,930	5.000%, 12/01/29	No Opt. Call	BB+	3,320,803
1,700	5.000%, 12/01/34	12/29 at 100.00	BB+	1,867,314
2,625	5.000%, 12/01/39	12/29 at 100.00	BB+	2,822,059
4,000	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	4,059,400
	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2020A:
16,495	3.000%, 5/15/47 (UB) (4)	5/30 at 100.00	A	16,828,034
21,235	4.000%, 5/15/49	5/30 at 100.00	A	24,082,189
5,710	4.000%, 5/15/49 (UB) (4)	5/30 at 100.00	A	6,475,597
2,400	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Tulane University, Refunding Series 2020A, 4.000%, 4/01/50	4/30 at 100.00	A	2,702,904
24,815	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36, 144A (AMT)	7/23 at 100.00	N/R	26,697,218
1,000	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (7)	1,004,840
2,030	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015, 5.000%, 5/15/47	5/25 at 100.00	A	2,313,232
8,000	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal Project, Series 2015B, 5.000%, 1/01/40 (AMT)	1/25 at 100.00	A2	9,032,880
1,050	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/44 (Pre-refunded 6/01/24)	6/24 at 100.00	A (7)	1,203,794
6,750	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities, Series 2020E, 5.000%, 4/01/44 (AMT)	4/30 at 100.00	A	8,191,921
2,000	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2008, 6.100%, 6/01/38 (Mandatory Put 6/01/30), 144A	No Opt. Call	BB-	2,505,800
500	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2010, 6.350%, 7/01/40, 144A	6/30 at 100.00	BB-	636,420
6,425	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2010B, 6.100%, 12/01/40 (Mandatory Put 3/01/30), 144A	No Opt. Call	BB-	8,049,882
2,930	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2011, 5.850%, 8/01/41 (Mandatory Put 6/01/25), 144A	No Opt. Call	BB-	3,311,310
60

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$ 4,000	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017A-1, 2.000%, 6/01/37 (Mandatory Put 4/01/23)	No Opt. Call	BBB-	4,081,720
1,650	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017A-3, 2.200%, 6/01/37 (Mandatory Put 7/01/26)	No Opt. Call	BBB	1,704,582
1,135	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Junior Lien Series 2019B, 4.000%, 12/01/49 – AGM Insured	12/28 at 100.00	AA	1,266,853
126,735	Total Louisiana			140,344,719
	Maine – 0.2%
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
2,000	6.750%, 7/01/36 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	2,031,700
10,390	6.750%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	10,554,682
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineHealth Issue, Series 2020A:
2,355	4.000%, 7/01/45	7/30 at 100.00	A+	2,690,847
2,755	4.000%, 7/01/50	7/30 at 100.00	A+	3,130,148
	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
460	5.000%, 7/01/26	7/23 at 100.00	BBB+	504,339
1,000	5.000%, 7/01/27	7/23 at 100.00	BBB+	1,094,040
18,960	Total Maine			20,005,756
	Maryland – 0.6%
10,000	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017, 5.000%, 9/01/39	9/27 at 100.00	CCC	10,131,400
1,055	Frederick County, Maryland, Special Tax Limited Obligation Bonds, Jefferson Technology Park Project, Refunding Series 2020A, 5.000%, 7/01/43, 144A	7/30 at 102.00	N/R	1,199,651
750	Frederick County, Maryland, Tax Increment and Special Tax Limited Obligation Bonds, Jefferson Technology Park Project, Refunding Series 2020B, 4.625%, 7/01/43, 144A	7/30 at 102.00	N/R	859,718
	Maryland Economic Development Corporation Economic Development Revenue Bonds, Terminal Project, Series 2019A:
450	5.000%, 6/01/44 (AMT)	6/29 at 100.00	Baa3	500,355
900	5.000%, 6/01/49 (AMT)	6/29 at 100.00	Baa3	995,931
3,885	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine Terminals Inc Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25	5/21 at 100.00	BB-	3,923,345
1,500	Maryland Economic Development Corporation, Private Activity Revenue Bonds RSA, Purple Line Light Rail Project, Green Bonds, Series 2016A, 5.000%, 3/31/24 (AMT)	11/21 at 100.00	BB-	1,541,220
14,350	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2015, 5.000%, 8/15/42 (UB) (4)	2/25 at 100.00	A	16,320,398
8,390	Maryland Stadium Authority, Revenue Bonds, Baltimore City Public Schools Construction & Revitalization Program, Series 2016, 5.000%, 5/01/41 (Pre-refunded 5/01/26)	5/26 at 100.00	AA (7)	10,226,739
41,280	Total Maryland			45,698,757
	Massachusetts – 1.9%
10,000	Attleboro, Massachusetts, General Obligation Bonds, School Project, Series 2020, 2.625%, 10/15/50 (UB) (4)	10/28 at 100.00	AA	10,116,600
61

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$ 8,620	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Capital Appreciation Series 2016A, 0.000%, 7/01/32	7/26 at 85.54	AA	6,770,665
1,000	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the Charles, Inc Issue, Series 2017, 5.000%, 10/01/57, 144A	10/22 at 105.00	BB+	1,092,010
4,350	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.750%, 10/15/37 (8)	5/21 at 100.00	N/R	1,957,500
	Massachusetts Development Finance Agency, Revenue Bonds, Beth Israel Lahey Health Issue, Series 2019K:
1,315	5.000%, 7/01/31	7/29 at 100.00	A	1,676,428
1,250	5.000%, 7/01/32	7/29 at 100.00	A	1,587,300
	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Series 2016E:
1,200	5.000%, 7/01/35	7/26 at 100.00	BBB	1,398,660
5,590	5.000%, 7/01/37	7/26 at 100.00	BBB	6,487,027
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-2:
10,000	5.000%, 7/01/43	7/28 at 100.00	A	12,038,300
6,750	5.000%, 7/01/53	7/28 at 100.00	A	8,012,318
10,410	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2016A, 5.000%, 1/01/47	1/27 at 100.00	BBB+	11,880,933
1,500	Massachusetts Development Finance Agency, Revenue Bonds, Emmanuel College, Series 2016A, 5.000%, 10/01/43	10/26 at 100.00	Baa2	1,708,275
1,035	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A, 4.875%, 1/01/24	1/23 at 100.00	BBB	1,100,267
	Massachusetts Development Finance Agency, Revenue Bonds, Southcoast Health System Obligated Group Issue, Series 2021G:
1,400	4.000%, 7/01/46	7/31 at 100.00	A-	1,608,379
355	5.000%, 7/01/50	7/31 at 100.00	A-	442,675
	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2019A:
2,500	5.000%, 7/01/39	1/29 at 100.00	BBB+	3,044,425
10,165	5.000%, 7/01/44	1/29 at 100.00	BBB+	12,180,923
920	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2020C, 4.000%, 10/01/45 – AGM Insured	10/30 at 100.00	AA	1,043,979
	Massachusetts Development Finance Agency, Revenue Bonds, Woods Hole Oceanographic Institution, Series 2018:
3,490	5.000%, 6/01/43	6/28 at 100.00	AA-	4,220,352
6,210	5.000%, 6/01/48	6/28 at 100.00	AA-	7,501,432
18,045	Massachusetts Port Authority, Revenue Bonds, Refunding Series 2016B, 5.000%, 7/01/43 (AMT)	7/26 at 100.00	Aa2	21,002,395
	Massachusetts Port Authority, Revenue Bonds, Series 2021E:
7,000	5.000%, 7/01/46 (AMT)	7/31 at 100.00	Aa2	8,798,705
12,500	5.000%, 7/01/51 (AMT)	7/31 at 100.00	Aa2	15,625,482
62

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$ 3,010	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2016A, 5.000%, 3/01/46	3/24 at 100.00	Aa1	3,356,662
5,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2017F, 5.000%, 11/01/43	11/27 at 100.00	Aa1	6,205,800
133,615	Total Massachusetts			150,857,492
	Michigan – 1.2%
2,145	Bay City, Bay County, Michigan, Unlimited Tax General Street Improvement Bonds, Series 1991, 0.000%, 6/01/21 – AMBAC Insured	No Opt. Call	A+	2,143,541
2,050	Detroit, Wayne County, Michigan, General Obligation Bonds, Social Bond Series 2021A, 5.000%, 4/01/46	4/31 at 100.00	BB-	2,466,083
3,755	Lansing Community College, Michigan, General Obligation Bonds, College Building & Site, Limited Tax Series 2019, 3.000%, 5/01/49	5/29 at 100.00	AA	3,851,203
2,485	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of Wayne Criminal Justice Center Project, Senior Lien Series 2018, 5.000%, 11/01/43	11/28 at 100.00	Aa3	3,034,508
	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of Wayne, Second Lien Refunding Series 2020:
2,500	4.000%, 11/01/45	11/30 at 100.00	AA	2,885,414
9,730	4.000%, 11/01/50 (UB) (4)	11/30 at 100.00	AA	11,166,537
	Michigan Finance Authority, Hospital Revenue Bonds, McLaren Health Care, Refunding Series 2019A:
16,670	4.000%, 2/15/47	8/29 at 100.00	AA-	18,848,269
8,570	4.000%, 2/15/50	8/29 at 100.00	AA-	9,660,532
	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2016MI:
145	5.000%, 12/01/45 (Pre-refunded 6/01/26)	6/26 at 100.00	N/R (7)	176,433
9,970	5.000%, 12/01/45	6/26 at 100.00	AA-	11,833,094
140	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Creative Montessori Academy Project, Series 2011, 6.125%, 5/01/21	3/21 at 100.00	BBB-	140,293
	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011:
105	6.000%, 10/01/21	No Opt. Call	B	104,007
500	7.000%, 10/01/31	10/21 at 100.00	B	466,955
1,000	7.000%, 10/01/36	10/21 at 100.00	B	899,010
2,750	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2007 Sold Tobacco Receipts, Series 2020A-CL-1, 4.000%, 6/01/49	12/30 at 100.00	BBB+	3,127,108
85,205	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2007 Sold Tobacco Receipts, Series 2020B2-CL2, 0.000%, 6/01/65	12/30 at 18.38	N/R	10,655,737
1,250	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	5/21 at 100.00	BBB-	1,252,425
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A:
750	5.375%, 10/15/41 (Pre-refunded 10/15/21)	10/21 at 100.00	Aa2 (7)	770,948
2,000	5.500%, 10/15/45 (Pre-refunded 10/15/21)	10/21 at 100.00	Aa2 (7)	2,057,180
63

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 5,000	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/39	3/24 at 100.00	A+	5,577,400
156,720	Total Michigan			91,116,677
	Minnesota – 0.9%
310	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A, 4.000%, 8/01/41	8/26 at 100.00	BB+	324,201
	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project,Series 2016A:
150	5.000%, 7/01/36	7/24 at 102.00	N/R	162,788
270	5.000%, 7/01/47	7/24 at 102.00	N/R	289,786
4,050	City of Milaca, Minnesota Refunding Revenue Bonds, Grandview Christian Home Project, Series 2016, 5.000%, 10/01/51	10/24 at 102.00	N/R	4,139,991
	Columbus, Minnesota, Senior Housing Revenue Bonds, Richfield Senior Housing, Inc, Refunding Series 2015:
250	5.250%, 1/01/40	1/23 at 100.00	N/R	229,045
675	5.250%, 1/01/46	1/23 at 100.00	N/R	602,147
	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds, Walker Highview Hills LLC Project, Refunding Series 2016A:
1,555	5.000%, 8/01/46, 144A	8/22 at 100.00	N/R	1,593,315
1,250	5.000%, 8/01/51, 144A	8/22 at 100.00	N/R	1,279,987
2,575	Ham Lake, Minnesota Charter School Lease Revenue Bonds, Parnassus Preparatory School Project, Series 2016A, 5.000%, 11/01/47	11/26 at 100.00	BB	2,805,643
2,250	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Catherine University, Refunding Series 2018A, 5.000%, 10/01/45	10/28 at 100.00	Baa1	2,644,875
8,238	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2017E, 2.850%, 6/01/47	7/26 at 100.00	Aaa	8,622,530
22,727	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2017G, 2.650%, 10/01/47	1/27 at 100.00	Aaa	23,672,117
500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2016A, 4.125%, 9/01/47	9/24 at 102.00	BB+	519,985
1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Fairview Health Services, Series 2017A, 5.000%, 11/15/47	11/27 at 100.00	A+	1,173,870
16,825	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37, 144A (AMT)	10/22 at 100.00	BBB-	17,211,807
	St Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc, Series 2015A:
2,500	5.000%, 11/15/27 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (7)	3,003,300
235	5.000%, 11/15/44 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (7)	282,310
3,750	Western Minnesota Municipal Power Agency, Minnesota, Power Supply Revenue Bonds, Series 2014A, 5.000%, 1/01/46 (Pre-refunded 1/01/24)	1/24 at 100.00	Aa3 (7)	4,235,850
69,110	Total Minnesota			72,793,547
	Mississippi – 0.4%
5,000	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System Project, Series 2005, 5.250%, 7/01/24 – AGM Insured (ETM)	No Opt. Call	AA (7)	5,536,500
64

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Mississippi (continued)
$ 1,000	Mississippi State, Gaming Tax Revenue Bonds, Series 2015E, 5.000%, 10/15/35	10/25 at 100.00	A+	1,140,020
	Mississippi State, Gaming Tax Revenue Bonds, Series 2019A:
3,255	5.000%, 10/15/31	10/28 at 100.00	A+	4,004,496
2,415	5.000%, 10/15/32	10/28 at 100.00	A+	2,960,307
1,030	5.000%, 10/15/33	10/28 at 100.00	A+	1,258,928
2,450	5.000%, 10/15/36	10/28 at 100.00	A+	2,969,645
7,000	4.000%, 10/15/38	10/28 at 100.00	A+	7,855,120
3,430	University of Mississippi Educational Building Corporation, Revenue Bonds, Facilities Refinancing Project, Refunding Series 2019A, 3.000%, 10/01/34	10/29 at 100.00	Aa2	3,716,954
25,580	Total Mississippi			29,441,970
	Missouri – 3.2%
3,185	Bi-State Development Agency, Missouri, Bi-State MetroLink District, St Clair County Metrolink Extension Project Bonds, Refunding Series 2006, 5.250%, 7/01/27 – AGM Insured	No Opt. Call	AA	4,039,567
2,500	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, School Building Series 2018A, 6.000%, 3/01/38	3/29 at 100.00	AA+	3,370,275
5,000	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019A, 5.000%, 3/01/44 (AMT)	3/29 at 100.00	A2	5,967,850
	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019B:
18,000	5.000%, 3/01/46 (AMT)	3/29 at 100.00	A2	21,408,300
42,615	5.000%, 3/01/54 (AMT)	3/29 at 100.00	A2	50,353,033
2,475	5.000%, 3/01/55 – AGM Insured (AMT)	3/29 at 100.00	AA	2,955,794
15,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Series 1998B, 2.900%, 9/01/33	7/27 at 102.00	A	16,130,400
8,935	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2015A, 4.000%, 1/01/45	1/25 at 100.00	AA	9,620,225
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2020:
5,000	4.000%, 6/01/50	6/30 at 100.00	A+	5,658,150
18,620	3.000%, 6/01/53 (UB) (4)	6/30 at 100.00	A+	19,129,816
35,000	4.000%, 6/01/53 (UB) (4)	6/30 at 100.00	A+	39,482,800
8,821	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2016D, 3.400%, 11/01/46	11/25 at 100.00	AA+	9,440,787
3,369	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2017C, 3.300%, 12/01/47	2/27 at 100.00	AA+	3,619,679
2,250	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/28	1/25 at 100.00	A	2,592,495
15,100	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2015A, 4.000%, 1/01/35	1/26 at 100.00	A	16,794,824
65

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Missouri (continued)
	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Expansion & Improvement Projects Series 2020:
$ 2,500	5.000%, 10/01/40 – AGM Insured (UB) (4)	10/30 at 100.00	AA	3,141,450
1,190	5.000%, 10/01/45 – AGM Insured (UB) (4)	10/30 at 100.00	AA	1,471,280
5,770	5.000%, 10/01/49 – AGM Insured (UB) (4)	10/30 at 100.00	AA	7,057,460
	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2010A:
5,000	0.000%, 7/15/31 – AGC Insured	No Opt. Call	AA	3,960,350
7,000	0.000%, 7/15/32 – AGC Insured	No Opt. Call	AA	5,368,230
6,250	0.000%, 7/15/33 – AGC Insured	No Opt. Call	AA	4,633,187
7,000	0.000%, 7/15/34 – AGC Insured	No Opt. Call	AA	5,013,190
6,000	0.000%, 7/15/35 – AGC Insured	No Opt. Call	AA	4,151,280
2,000	0.000%, 7/15/36 – AGC Insured	No Opt. Call	AA	1,332,860
1,288	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26	9/21 at 100.00	N/R	1,291,053
1,355	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	5/21 at 100.00	N/R	811,699
231,223	Total Missouri			248,796,034
	Montana – 0.2%
2,505	Montana Facilities Finance Authority, Montana, Health Facilities Reveue Bonds, Bozeman Deaconess Health Services Obligated Group, Series 2018, 5.000%, 6/01/48	6/28 at 100.00	A	2,943,425
1,910	Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell Regional Medical Center, Series 2018B, 5.000%, 7/01/43	7/28 at 100.00	BBB	2,186,893
9,130	Montana Facility Finance Authority, Revenue Bonds, Billings Clinic Obligated Group, Series 2018A, 5.000%, 8/15/48	8/28 at 100.00	AA-	11,133,213
13,545	Total Montana			16,263,531
	Nebraska – 0.5%
3,075	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Refunding Crossover Series 2017A, 5.000%, 9/01/30	No Opt. Call	A	3,937,384
4,000	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A2	4,247,680
1,740	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A	2,005,402
	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Refunding Series 2016A:
18,465	5.000%, 2/01/46 (UB) (4)	2/26 at 100.00	A+	21,583,184
10,000	5.000%, 2/01/49 (UB) (4)	2/26 at 100.00	A+	11,646,800
37,280	Total Nebraska			43,420,450
66

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nevada – 0.9%
	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project, Series 2017A:
$ 265	5.000%, 9/01/29	9/27 at 100.00	A-	322,335
750	5.000%, 9/01/30	9/27 at 100.00	A-	907,065
730	5.000%, 9/01/32	9/27 at 100.00	A-	876,861
1,965	5.000%, 9/01/42	9/27 at 100.00	A-	2,306,340
1,150	5.000%, 9/01/47	9/27 at 100.00	A-	1,340,566
13,600	Clark County, Nevada, General Obligation Bonds, Stadium Improvement, Limited Tax Additionally Secured by Pledged Revenues, Series 2018A, 5.000%, 5/01/48	6/28 at 100.00	AA+	16,439,816
5,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Refunding Series 2019E, 5.000%, 7/01/30	7/29 at 100.00	Aa3	6,409,200
4,765	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra Holdings LLC, Green Series 2019, 5.750%, 2/15/38, 144A (AMT)	8/29 at 100.00	N/R	4,374,318
2,515	Henderson Public Improvement Trust, Nevada, Revenue Bonds, Touro College and Unversity System, Series 2014A, 5.500%, 1/01/34	7/24 at 100.00	BBB-	2,708,328
	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
1,125	4.000%, 9/01/25	No Opt. Call	N/R	1,210,466
1,800	4.000%, 9/01/35	9/26 at 100.00	N/R	1,880,694
2,500	Las Vegas Convention and Visitors Authority, Nevada, Convention Center Expansion Revenue Bonds, Series 2018B, 4.000%, 7/01/49	7/28 at 100.00	Aa3	2,740,275
2,500	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C, 5.000%, 6/01/38	6/21 at 100.00	Aa1	2,518,925
20,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Water Improvement Series 2016A, 5.000%, 6/01/46 (UB) (4)	6/26 at 100.00	Aa1	23,740,400
	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence, Refunding Series 2013:
620	4.000%, 6/01/21	No Opt. Call	N/R	622,468
280	5.000%, 6/01/23	No Opt. Call	N/R	300,208
200	4.250%, 6/01/24	6/23 at 103.00	N/R	215,052
1,710	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 24, Series 2015, 5.000%, 12/01/31	12/25 at 100.00	N/R	1,883,172
	Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement District 1 Legends at Sparks Marina, Refunding Senior Series 2019A:
425	2.500%, 6/15/24, 144A	No Opt. Call	Ba2	429,097
790	2.750%, 6/15/28, 144A	No Opt. Call	Ba2	807,427
	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011:
20	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	20,230
25	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	25,288
365	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	AA (7)	369,241
63,100	Total Nevada			72,447,772
67

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Hampshire – 0.6%
$ 8,688	National Finance Authority, New Hampshire, Municipal Certificates Series 2020-1 Class A, 4.125%, 1/20/34	No Opt. Call	BBB	10,077,271
8,170	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta Project, Refunding Series 2018C, 4.875%, 11/01/42, 144A (AMT)	7/23 at 100.00	B1	8,565,918
4,420	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta Project, Refunding Series 2020B, 3.750%, 7/01/45 (Mandatory Put 7/02/40), 144A (AMT)	7/25 at 100.00	B1	4,570,457
	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series 2018A:
1,000	5.000%, 8/01/34	2/28 at 100.00	A	1,198,760
725	5.000%, 8/01/36	2/28 at 100.00	A	864,773
17,040	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series 2020A, 5.000%, 8/01/59	No Opt. Call	A	25,606,008
40,043	Total New Hampshire			50,883,187
	New Jersey – 3.1%
4,510	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB+	4,811,313
5,500	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A, 5.000%, 1/01/39	1/29 at 100.00	A+	6,794,370
1,335	Manalapan-Englishtown Regional Board of Education, New Jersey, General Obligation Bonds, Series 2004, 5.750%, 12/01/21 – FGIC Insured	No Opt. Call	A3	1,382,606
3,215	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 4.000%, 7/01/34	7/27 at 100.00	Baa3	3,519,203
9,090	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2016AAA, 5.500%, 6/15/29	12/26 at 100.00	Baa1	11,088,346
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2019LLL:
5,500	5.000%, 6/15/36	12/29 at 100.00	Baa1	6,729,635
5,000	5.000%, 6/15/49	12/29 at 100.00	Baa1	5,948,450
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2019MMM:
1,155	5.000%, 6/15/34	12/29 at 100.00	Baa1	1,426,067
2,580	4.000%, 6/15/35	12/29 at 100.00	Baa1	2,930,106
1,665	4.000%, 6/15/36	12/29 at 100.00	Baa1	1,885,013
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Social Series 2021QQQ:
4,735	4.000%, 6/15/46	12/30 at 100.00	Baa1	5,289,245
3,875	4.000%, 6/15/50	12/30 at 100.00	Baa1	4,308,800
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 1999:
775	5.125%, 9/15/23 (AMT)	8/22 at 101.00	Ba3	822,647
1,650	5.250%, 9/15/29 (AMT)	8/22 at 101.00	Ba3	1,752,498
68

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 2,255	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 2000A & 2000B, 5.625%, 11/15/30 (AMT)	3/24 at 101.00	Ba3	2,525,690
1,640	New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute of Technology Issue, Green Series 2020A, 4.000%, 7/01/50	7/30 at 100.00	BBB+	1,806,017
1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare System, Series 2016A, 5.000%, 7/01/31	7/26 at 100.00	AA	1,205,430
4,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph's Healthcare System Obligated Group Issue, Refunding Series 2016, 4.000%, 7/01/48	7/26 at 100.00	BBB-	4,923,990
1,460	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	1,649,902
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Valley Health System Obligated Group, Series 2019:
3,950	4.000%, 7/01/37	7/29 at 100.00	A+	4,573,902
1,030	4.000%, 7/01/44	7/29 at 100.00	A+	1,169,926
	New Jersey State, General Obligation Bonds, Covid-19 Emergency Series 2020A:
10,565	5.000%, 6/01/28	No Opt. Call	A3	13,302,180
6,655	5.000%, 6/01/29	No Opt. Call	A3	8,513,143
10,650	4.000%, 6/01/30	No Opt. Call	A3	12,915,042
3,715	4.000%, 6/01/31	No Opt. Call	A3	4,542,182
6,380	3.000%, 6/01/32	No Opt. Call	A3	7,109,362
4,925	4.000%, 6/01/32	No Opt. Call	A3	6,060,114
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2018A:
1,475	5.000%, 6/15/30	6/26 at 100.00	A+	1,720,971
1,035	5.000%, 6/15/31	6/26 at 100.00	A+	1,201,500
17,305	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B, 5.500%, 6/15/31	6/21 at 100.00	Baa1	17,459,534
19,550	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2014AA, 5.000%, 6/15/38	6/24 at 100.00	Baa1	21,691,702
4,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA, 5.250%, 6/15/41	6/25 at 100.00	Baa1	5,118,525
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB:
5,500	5.000%, 6/15/44	12/28 at 100.00	Baa1	6,545,000
4,000	5.000%, 6/15/50	12/28 at 100.00	Baa1	4,726,480
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2020AA:
4,785	4.000%, 6/15/45	12/30 at 100.00	Baa1	5,353,157
680	4.000%, 6/15/50	12/30 at 100.00	Baa1	755,913
3,175	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA	3,857,308
1,760	North Hudson Sewerage Authority, New Jersey, Gross Revenue Lease Certificates, Senior Lien Series 2012A, 5.000%, 6/01/23 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (7)	1,859,563
69

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Series 2020A:
$ 1,160	5.000%, 11/01/41 – BAM Insured	11/30 at 100.00	AA	1,466,576
600	5.000%, 11/01/45	11/30 at 100.00	BBB+	744,600
6,250	4.000%, 11/01/50	11/30 at 100.00	BBB+	7,080,750
	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Subordinate Series 2020A:
1,250	5.000%, 11/01/45 – BAM Insured	11/30 at 100.00	AA	1,564,738
1,100	4.000%, 11/01/50 – BAM Insured	11/30 at 100.00	AA	1,258,334
26,165	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 5.000%, 6/01/46	6/28 at 100.00	BB+	30,418,121
209,600	Total New Jersey			241,807,951
	New Mexico – 0.1%
3,915	Los Ranchos de Albuquerque, New Mexico, Educational Facilities Revenue Bonds, Albuquerque Acadamy Project, Refunding Series 2020, 4.000%, 9/01/40	9/30 at 100.00	A-	4,382,725
	New York – 16.6%
11,125	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Refunding Series 2016A, 5.000%, 7/15/42	1/27 at 100.00	Ba1	12,792,971
4,880	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/33	No Opt. Call	Ba1	3,460,213
	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Charter School for Applied Technologies, Series 2017A:
500	4.500%, 6/01/27	6/24 at 103.00	BBB	551,310
250	5.000%, 6/01/35	6/24 at 103.00	BBB	275,285
1,440	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Series 2017, 5.000%, 1/01/47	1/27 at 100.00	A+	1,671,149
2,500	Build New York City Resource Corporation, New York, Revenue Bonds, Manhattan College, Series 2017, 5.000%, 8/01/47	8/27 at 100.00	A-	2,875,925
2,355	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine, Inc, Series 2015, 5.500%, 9/01/45, 144A	9/25 at 100.00	N/R	2,598,224
	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020A-1:
1,790	5.250%, 6/01/40, 144A	12/30 at 100.00	N/R	1,803,356
4,800	5.500%, 6/01/55, 144A	12/30 at 100.00	N/R	4,831,783
	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020C-1:
1,300	5.000%, 6/01/40, 144A	12/30 at 100.00	N/R	1,360,748
3,035	5.000%, 6/01/55, 144A	12/30 at 100.00	N/R	3,114,317
30,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2021B, 4.000%, 3/15/47	3/31 at 100.00	AA+	34,378,693
3,500	Dormitory Authority of the State of New York, Revenue Bonds, Catholic Health System Obligated Group Series 2019A, 4.000%, 7/01/45	7/29 at 100.00	BBB	3,866,905
70

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 8,145	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A-	9,229,181
3,930	Dormitory Authority of the State of New York, Revenue Bonds, Interagency Council Pooled Loan Program, Series 2020A-1, 4.000%, 7/01/35	7/30 at 100.00	Aa3	4,450,018
7,595	Dormitory Authority of the State of New York, Revenue Bonds, NYU Langone Hospitals Obligated Group, Series 2020A, 4.000%, 7/01/50	7/30 at 100.00	A	8,669,914
	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
100	5.000%, 12/01/34, 144A	6/27 at 100.00	BBB-	115,088
300	5.000%, 12/01/36, 144A	6/27 at 100.00	BBB-	342,492
2,790	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2019A, 5.000%, 10/01/33	10/27 at 100.00	AA-	3,385,051
4,450	Dormitory Authority of the State of New York, Revenue Bonds, State University of New York Dormitory Facilities, Series 2018A, 5.000%, 7/01/43	7/28 at 100.00	Aa3	5,330,477
	Dormitory Authority of the State of New York, Revenue Bonds, Teachers College, Series 2017:
500	5.000%, 7/01/29	7/27 at 100.00	A+	608,835
175	5.000%, 7/01/32	7/27 at 100.00	A+	210,593
7,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015E, 3.250%, 3/15/35	9/23 at 100.00	AA+	7,880,100
13,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2019D, 4.000%, 2/15/39	2/30 at 100.00	AA+	15,550,245
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2020A Bidding Group 1 thru 5:
12,500	3.000%, 3/15/42	9/30 at 100.00	AA+	13,094,125
15,000	3.000%, 3/15/50 (UB) (4)	9/30 at 100.00	AA+	15,489,300
14,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2018A, 5.000%, 3/15/38	3/28 at 100.00	AA+	17,142,160
	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2018C:
8,000	5.000%, 3/15/36	3/28 at 100.00	AA+	9,841,200
10,000	5.000%, 3/15/37	3/28 at 100.00	AA+	12,265,700
	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Refunding Series 2020B:
1,115	4.760%, 2/01/27	No Opt. Call	N/R	1,187,731
1,255	5.570%, 2/01/41	2/30 at 100.00	N/R	1,417,096
1,365	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2017A, 6.240%, 2/01/47	2/27 at 100.00	N/R	1,540,443
1,000	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2020A, 5.530%, 2/01/40	2/30 at 100.00	N/R	1,129,390
150	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	5/21 at 100.00	AA-	150,579
6,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2017, 5.000%, 9/01/42	9/27 at 100.00	A	7,845,435
71

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A:
$ 1,000	5.000%, 5/01/36 – AGM Insured (Pre-refunded 5/01/21)	5/21 at 100.00	AA (7)	1,003,550
1,980	5.000%, 5/01/38 (Pre-refunded 5/01/21)	5/21 at 100.00	A (7)	1,987,029
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020C-1:
11,000	4.750%, 11/15/45 (UB) (4)	5/30 at 100.00	A3	12,939,630
9,015	5.000%, 11/15/50 (UB) (4)	5/30 at 100.00	A3	10,826,835
4,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020D-3, 4.000%, 11/15/49 (UB) (4)	11/30 at 100.00	A3	4,432,440
4,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2014B, 5.250%, 11/15/32	5/24 at 100.00	A3	4,469,560
17,750	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2015A-2, 5.000%, 11/15/45 (Mandatory Put 5/15/30) (UB) (4)	No Opt. Call	A3	22,248,738
15,290	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2015C-1, 5.000%, 11/15/35 (UB) (4)	11/25 at 100.00	A3	17,562,247
	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University of Rochester Project, Series 2017A:
1,400	5.000%, 7/01/34	7/27 at 100.00	AA-	1,689,016
1,000	5.000%, 7/01/36	7/27 at 100.00	AA-	1,202,930
1,000	5.000%, 7/01/37	7/27 at 100.00	AA-	1,203,200
7,100	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Series 2017, 5.000%, 12/01/46	12/26 at 100.00	BBB+	8,150,942
	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester Regional Health Project, Series 2020A:
1,685	3.000%, 12/01/37	12/30 at 100.00	BBB+	1,769,553
1,000	3.000%, 12/01/40	12/30 at 100.00	BBB+	1,032,030
1,880	4.000%, 12/01/46	12/30 at 100.00	BBB+	2,120,283
1,055	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann?s Community Project, Series 2019, 4.000%, 1/01/30	1/26 at 103.00	N/R	1,134,104
1,215	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann's Community Project, Series 2019, 5.000%, 1/01/40	1/26 at 103.00	N/R	1,328,736
9,265	Monroe County Industrial Development Corporation, New York, Tax-Exempt Revenue Bonds, Highland Hospital of Rochester Project, Series 2020, 3.000%, 7/01/50 (UB) (4)	7/30 at 100.00	A	9,308,453
	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
235	5.000%, 7/01/23	No Opt. Call	A-	258,317
300	5.000%, 7/01/24	No Opt. Call	A-	341,061
210	5.000%, 7/01/26	7/24 at 100.00	A-	239,251
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
3,000	5.750%, 10/01/37 (8)	5/21 at 100.00	N/R	2,250,000
1,000	5.880%, 10/01/46 (8)	5/21 at 100.00	N/R	750,000
72

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes Revenue Bonds, Queens Baseball Stadium Project, Refunding Series 2021A:
$ 645	3.000%, 1/01/40 – AGM Insured	1/31 at 100.00	AA	682,532
600	3.000%, 1/01/46 – AGM Insured	1/31 at 100.00	AA	621,706
	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes Revenue Bonds, Yankee Stadium Project, Series 2020A:
1,615	3.000%, 3/01/39 – AGM Insured (UB) (4)	9/30 at 100.00	AA	1,711,076
1,155	3.000%, 3/01/40 – AGM Insured (UB) (4)	9/30 at 100.00	AA	1,216,665
8,665	4.000%, 3/01/45	9/30 at 100.00	AA	9,738,854
9,840	4.000%, 3/01/45 – AGM Insured	9/30 at 100.00	AA	11,254,500
2,635	3.000%, 3/01/49 – AGM Insured (UB) (4)	9/30 at 100.00	AA	2,706,277
1,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2017 Series DD, 5.000%, 6/15/47	12/26 at 100.00	AA+	1,198,220
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2017 Series EE, 5.000%, 6/15/37	6/27 at 100.00	AA+	6,055,650
21,515	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2019 Series DD-2, 5.250%, 6/15/49	6/28 at 100.00	AA+	26,506,910
	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2019 Series FF-2:
9,760	4.000%, 6/15/37	6/29 at 100.00	AA+	11,448,675
10,720	4.000%, 6/15/41	6/29 at 100.00	AA+	12,443,990
5,200	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series CC-1, 4.000%, 6/15/40	12/29 at 100.00	AA+	6,101,212
16,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series EE, 4.000%, 6/15/42	6/30 at 100.00	AA+	18,804,640
	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series GG-1:
10,500	5.000%, 6/15/48	6/30 at 100.00	AA+	13,182,855
9,375	4.000%, 6/15/50	6/30 at 100.00	AA+	10,873,406
19,000	5.000%, 6/15/50	6/30 at 100.00	AA+	23,854,310
	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2021 Series BB-1:
10,125	4.000%, 6/15/50	12/30 at 100.00	AA+	11,813,129
17,500	5.000%, 6/15/50	12/30 at 100.00	AA+	22,192,140
8,440	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2021 Series BB-2, 4.000%, 6/15/42	12/30 at 100.00	AA+	9,992,736
3,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2018 Series Subseries S-4A, 5.000%, 7/15/33	7/28 at 100.00	AA	3,751,110
5,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2018, Series 2017S-1, 5.000%, 7/15/35	7/27 at 100.00	AA	6,139,950
22,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2019 Subseries S-3A, 5.000%, 7/15/35	7/28 at 100.00	AA	27,364,040
13,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2020 Subseries S-1B, 3.000%, 7/15/49	7/29 at 100.00	AA	13,376,610
73

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 15,085	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2016S-1, 5.000%, 7/15/43	1/26 at 100.00	AA	17,713,712
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2019 Series A-1:
12,000	5.000%, 8/01/40	8/28 at 100.00	AAA	14,706,960
7,220	5.000%, 8/01/42	8/28 at 100.00	AAA	8,806,090
7,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2020 Subseries A-3, 3.000%, 5/01/45	5/29 at 100.00	AAA	7,276,990
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2021 Subseries C-1, 4.000%, 5/01/39	11/30 at 100.00	AAA	5,839,300
	New York City Trust for Cultural Resources, New York, Revenue Bonds, Lincoln Center for the Performing Arts, Series 2020A:
2,750	5.000%, 12/01/32	12/30 at 100.00	A	3,566,668
1,600	4.000%, 12/01/33	12/30 at 100.00	A	1,908,624
1,250	4.000%, 12/01/35	12/30 at 100.00	A	1,476,413
14,965	New York City, New York, General Obligation Bonds, Fiscal 2018 Series E-1, 5.000%, 3/01/44	3/28 at 100.00	AA	18,042,852
	New York City, New York, General Obligation Bonds, Fiscal 2018 Series F-1:
7,000	5.000%, 4/01/39	4/28 at 100.00	AA	8,518,020
9,775	5.000%, 4/01/43	4/28 at 100.00	AA	11,815,825
5,000	5.000%, 4/01/45	4/28 at 100.00	AA	6,029,900
	New York City, New York, General Obligation Bonds, Fiscal 2019 Series D-1:
3,800	5.000%, 12/01/40	12/28 at 100.00	AA	4,683,614
13,695	5.000%, 12/01/44	12/28 at 100.00	AA	16,768,158
	New York City, New York, General Obligation Bonds, Fiscal 2020 Series A-1:
20,890	3.000%, 8/01/36	8/29 at 100.00	AA	22,242,419
20,000	4.000%, 8/01/44	8/29 at 100.00	AA	22,639,800
	New York City, New York, General Obligation Bonds, Fiscal 2021 Series C:
3,830	4.000%, 8/01/36	8/30 at 100.00	AA	4,494,045
5,145	4.000%, 8/01/37	8/30 at 100.00	AA	6,005,964
8,100	4.000%, 8/01/40	8/30 at 100.00	AA	9,352,827
8,590	4.000%, 8/01/41	8/30 at 100.00	AA	9,887,777
	New York City, New York, General Obligation Bonds, Fiscal 2021 Series F-1:
3,350	3.000%, 3/01/35	3/31 at 100.00	AA	3,630,776
4,500	5.000%, 3/01/37	3/31 at 100.00	AA	5,794,315
3,500	5.000%, 3/01/39	3/31 at 100.00	AA	4,470,671
4,500	4.000%, 3/01/40	3/31 at 100.00	AA	5,246,344
15,940	3.000%, 3/01/51	3/31 at 100.00	AA	16,411,461
25,730	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	28,104,622
1,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014, 5.150%, 11/15/34, 144A	11/24 at 100.00	N/R	1,115,850
74

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 6,235	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 1, 2.450%, 9/15/69	3/29 at 100.00	Aa2	6,403,407
1,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 2, 2.625%, 9/15/69	3/29 at 100.00	A2	1,009,520
2,465	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3, 2.800%, 9/15/69	3/29 at 100.00	Baa2	2,437,663
	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds,:
9,015	3.000%, 6/15/38	6/29 at 100.00	AAA	9,724,841
24,465	5.000%, 6/15/42	6/27 at 100.00	AAA	29,815,985
15,000	5.000%, 6/15/46	6/27 at 100.00	AAA	18,208,350
7,820	5.000%, 6/15/48	6/28 at 100.00	AAA	9,619,538
20,000	New York State Power Authority, General Revenue Bonds, Series 2020A, 4.000%, 11/15/50	5/30 at 100.00	AA	23,108,600
	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2019B:
1,935	4.000%, 1/01/41	1/30 at 100.00	A2	2,207,951
21,500	4.000%, 1/01/45	1/30 at 100.00	A2	24,293,925
26,835	4.000%, 1/01/50	1/30 at 100.00	A2	30,167,102
10,900	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose, Series 2020C, 3.000%, 3/15/48	9/30 at 100.00	AA+	11,284,734
1,375	New York Transportation Development Corporation, New York, Facility Revenue Bonds, Thruway Service Areas Project, Series 2021, 4.000%, 10/31/46 (AMT)	10/31 at 100.00	BBB-	1,539,747
	New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
8,120	4.000%, 7/01/37 – AGM Insured (AMT)	7/24 at 100.00	AA	8,813,529
14,340	5.000%, 7/01/46 (AMT)	7/24 at 100.00	BBB	16,033,984
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016:
5,005	5.000%, 8/01/26 (AMT)	8/21 at 100.00	B	5,072,568
12,710	5.000%, 8/01/31 (AMT)	8/21 at 100.00	B	12,878,662
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc John F Kennedy International Airport Project, Series 2020:
4,060	5.250%, 8/01/31 (AMT)	8/30 at 100.00	B	4,937,731
6,425	5.375%, 8/01/36 (AMT)	8/30 at 100.00	B	7,727,091
75

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020A:
$ 380	4.000%, 12/01/39 (AMT)	12/30 at 100.00	Baa1	428,408
360	4.000%, 12/01/40 (AMT)	12/30 at 100.00	Baa1	401,411
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020C:
1,505	4.000%, 12/01/39	12/30 at 100.00	Baa1	1,683,030
1,200	4.000%, 12/01/40	12/30 at 100.00	Baa1	1,341,300
1,160	4.000%, 12/01/41	12/30 at 100.00	Baa1	1,296,612
1,620	4.000%, 12/01/42	12/30 at 100.00	Baa1	1,807,223
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
5,090	5.000%, 1/01/22 (AMT)	No Opt. Call	Baa3	5,244,023
4,500	5.000%, 1/01/23 (AMT)	No Opt. Call	Baa3	4,811,040
200	5.000%, 1/01/24 (AMT)	No Opt. Call	Baa3	221,080
20,500	5.000%, 1/01/32 (AMT)	1/28 at 100.00	Baa3	24,604,715
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2020:
6,710	4.000%, 10/01/30 (AMT)	No Opt. Call	Baa3	7,795,275
10,440	5.000%, 10/01/35 (AMT)	10/30 at 100.00	Baa3	13,007,614
5,475	5.000%, 10/01/40 (AMT)	10/30 at 100.00	Baa3	6,718,154
5,730	4.375%, 10/01/45 (AMT)	10/30 at 100.00	Baa3	6,554,432
12,355	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Sixteen Series 2019, 4.000%, 9/01/49	9/29 at 100.00	Aa3	14,083,341
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Twenty-One Series 2020:
1,500	4.000%, 7/15/40 (AMT)	7/30 at 100.00	Aa3	1,717,665
2,000	4.000%, 7/15/45 (AMT)	7/30 at 100.00	Aa3	2,261,160
5,000	4.000%, 7/15/50 (AMT) (UB) (4)	7/30 at 100.00	Aa3	5,629,950
15,000	4.000%, 7/15/55 (AMT)	7/30 at 100.00	Aa3	16,770,600
875	4.000%, 7/15/55 (AMT) (UB) (4)	7/30 at 100.00	Aa3	978,285
5,485	4.000%, 7/15/60 (AMT) (UB) (4)	7/30 at 100.00	Aa3	6,105,408
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Twenty-Third Series 2021:
2,780	4.000%, 7/15/46 (AMT)	7/31 at 100.00	Aa3	3,159,651
7,000	4.000%, 7/15/51 (AMT)	7/31 at 100.00	Aa3	7,938,125
	Suffolk County, New York, General Obligation Bonds, Refunding Series 2017A:
3,900	5.000%, 2/01/25 – AGM Insured	No Opt. Call	AA	4,542,252
5,000	5.000%, 2/01/26 – AGM Insured	No Opt. Call	AA	5,994,850
3,675	5.000%, 2/01/27 – AGM Insured	No Opt. Call	AA	4,514,921
76

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 1,360	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2017A2, 5.000%, 11/15/42	5/27 at 100.00	AA-	1,632,993
	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges & Tunnels, Series 2020A:
4,055	5.000%, 11/15/49	11/30 at 100.00	AA-	5,056,301
2,850	4.000%, 11/15/54	11/30 at 100.00	AA-	3,255,014
	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges & Tunnels, Series 2021A:
17,000	5.000%, 11/15/51	5/31 at 100.00	AA-	21,354,485
24,040	4.000%, 11/15/56	5/31 at 100.00	AA-	27,523,139
7,145	5.000%, 11/15/56	5/31 at 100.00	AA-	8,906,263
9,905	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	10,709,484
8,000	TSASC Inc, New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series A, 5.000%, 6/01/41	6/27 at 100.00	BBB+	9,267,760
5,200	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Refunding Series 2016, 5.000%, 11/01/46	11/25 at 100.00	Baa2	5,692,284
1,134,430	Total New York			1,306,578,303
	North Carolina – 0.3%
1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding Series 1993B, 6.000%, 1/01/22 – FGIC Insured (ETM)	No Opt. Call	Baa2 (7)	1,043,480
	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, Southminster Project, Refunding Series 2016:
335	5.000%, 10/01/31	10/24 at 102.00	N/R	361,214
890	5.000%, 10/01/37	10/24 at 102.00	N/R	948,037
	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A:
1,930	5.000%, 7/01/47	7/26 at 100.00	BBB	2,177,696
1,005	5.000%, 7/01/51	7/26 at 100.00	BBB	1,131,208
4,310	5.000%, 7/01/54	7/26 at 100.00	BBB	4,844,483
	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2020A:
3,075	5.000%, 5/01/30 (AMT)	No Opt. Call	Aa3	4,009,400
2,750	5.000%, 5/01/34 (AMT)	5/30 at 100.00	Aa3	3,519,643
1,000	5.000%, 5/01/35 (AMT)	5/30 at 100.00	Aa3	1,276,650
2,710	5.000%, 5/01/36 (AMT)	5/30 at 100.00	Aa3	3,447,391
19,005	Total North Carolina			22,759,202
	North Dakota – 0.1%
2,585	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 5.000%, 7/01/38 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R (7)	2,728,467
2,060	Burleigh County, North Dakota, Multi-County Sales Tax Revenue Bonds, Series 2015A, 3.750%, 11/01/34 – AGM Insured (Pre-refunded 11/01/22)	11/22 at 100.00	AA (7)	2,175,072
77

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	North Dakota (continued)
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012:
$ 2,100	4.000%, 12/01/27	12/21 at 100.00	Baa2	2,121,483
3,535	5.000%, 12/01/32	12/21 at 100.00	Baa2	3,585,303
10,280	Total North Dakota			10,610,325
	Ohio – 1.5%
	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health Obligated Group, Refunding Series 2020:
380	4.000%, 11/15/35 (UB) (4)	11/30 at 100.00	A-	437,099
780	4.000%, 11/15/36 (UB) (4)	11/30 at 100.00	A-	895,175
2,750	3.000%, 11/15/40 (UB) (4)	11/30 at 100.00	BBB+	2,791,277
15,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2, 0.000%, 6/01/57	6/30 at 22.36	N/R	2,270,100
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1:
6,500	3.000%, 6/01/48	6/30 at 100.00	BBB+	6,588,400
2,000	4.000%, 6/01/48	6/30 at 100.00	BBB+	2,231,940
43,620	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55	6/30 at 100.00	N/R	49,178,933
750	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center Project, Liberty Community Authority, Series 2014C, 6.000%, 12/01/43	12/22 at 100.00	N/R	757,320
3,770	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2016, 5.000%, 11/15/45	11/26 at 100.00	A	4,370,599
525	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc, Refunding Series 2008C, 5.625%, 8/15/29	5/21 at 100.00	A-	526,628
5,820	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)	11/21 at 100.00	BBB (7)	6,027,832
635	Middleburg Heights, Ohio, Hospital Facilities Improvement Revenue Bonds, Southwest General Health Center Project, Refunding Series 2020A, 4.000%, 8/01/47	8/30 at 100.00	A2	713,194
1,500	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	1,524,975
250	Montgomery County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network Obligated Group Project, Refunding & Improvement Series 2021, 4.000%, 8/01/41	2/31 at 100.00	A+	291,992
3,700	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/21 (8)	No Opt. Call	N/R	4,625
10,000	Ohio Air Quality Development Authority, Ohio, Exempt Facilities Revenue Bonds, AMG Vanadium Project, Series 2019, 5.000%, 7/01/49, 144A (AMT)	7/29 at 100.00	B-	11,004,900
2,500	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (8)	No Opt. Call	N/R	3,125
1,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2007B, 2.500%, 11/01/42 (Mandatory Put 10/01/29) (AMT)	No Opt. Call	BBB+	1,080,790
78

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 1,075	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC Project, Series 2017, 4.250%, 1/15/38, 144A (AMT)	1/28 at 100.00	N/R	1,189,466
3,495	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Refunding Series 2016A, 5.000%, 1/15/46	1/26 at 100.00	A	3,980,980
7,235	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2020A, 5.000%, 1/15/50	1/30 at 100.00	A	8,879,081
1,500	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (8)	No Opt. Call	N/R	1,875
700	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2008B, 3.625%, 10/01/33 (8)	No Opt. Call	N/R	875
7,625	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2008C, 3.950%, 11/01/32 (8)	No Opt. Call	N/R	9,531
	Southeastern Ohio Port Authority, Hosptial Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
525	5.000%, 12/01/22	No Opt. Call	BB-	547,097
3,000	5.750%, 12/01/32	12/22 at 100.00	BB-	3,162,630
2,000	6.000%, 12/01/42	12/22 at 100.00	BB-	2,061,500
	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012:
2,000	5.000%, 12/01/27	12/22 at 100.00	Ba3	2,060,020
2,710	5.000%, 12/01/32	12/22 at 100.00	Ba3	2,762,926
	Wood County, Ohio, Hospital Facilities Revenue Bonds, Wood County Hospital Project, Refunding and Improvement Series 2012:
1,330	5.000%, 12/01/27 (Pre-refunded 12/01/22) (WI/DD, Settling 8/04/21)	12/22 at 100.00	N/R (7)	1,351,633
670	5.000%, 12/01/27 (WI/DD, Settling 8/04/21)	12/22 at 100.00	N/R	680,898
135,345	Total Ohio			117,387,416
	Oklahoma – 0.4%
1,470	Oklahoma City Airport Trust, Oklahoma, Revenue Bonds, Thirty-Third Series 2018, 5.000%, 7/01/47 (AMT)	7/28 at 100.00	A1	1,713,065
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B:
2,475	5.500%, 8/15/52	8/28 at 100.00	Baa3	3,006,011
11,720	5.500%, 8/15/57	8/28 at 100.00	Baa3	14,202,530
2,500	Oklahoma Development Finance Authority, Revenue Bonds, Provident Oklahoma Education Resources Inc- Cross Village Student Housing Project, Series 2017, 5.000%, 8/01/52 (8)	8/27 at 100.00	N/R	1,787,500
9,090	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc, Refunding Series 2015, 5.000%, 6/01/35 (Mandatory Put 6/01/25) (AMT)	6/25 at 100.00	B-	10,047,632
27,255	Total Oklahoma			30,756,738
	Oregon – 0.2%
8,500	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Bonds, Saint Charles Health System, Inc, Series 2016A, 5.000%, 1/01/48	1/26 at 100.00	A+	9,587,915
79

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oregon (continued)
	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South Waterfront, Refunding Series 2014A:
$ 1,855	5.400%, 10/01/44	10/24 at 100.00	N/R	1,983,626
1,600	5.500%, 10/01/49	10/24 at 100.00	N/R	1,708,560
1,000	Oregon Facilities Authority, Revenue Bonds, Samaritan Health Services Project, Refunding Series 2020A, 5.000%, 10/01/40	10/30 at 100.00	BBB+	1,235,180
270	Oregon Housing and Community Services Department, Multifamily Housing Revenue Bonds, Refunding Series 2010A, 5.150%, 7/01/42 (AMT)	4/21 at 100.00	Aaa	270,362
13,225	Total Oregon			14,785,643
	Pennsylvania – 3.4%
315	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)	8/22 at 100.00	B-	326,463
1,125	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University, Series 2011, 6.750%, 11/01/31 (Pre-refunded 11/01/21)	11/21 at 100.00	N/R (7)	1,167,041
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2019A:
4,540	4.000%, 7/15/38	7/29 at 100.00	A	5,294,094
2,555	4.000%, 7/15/39	7/29 at 100.00	A	2,971,567
1,070	Allegheny County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corp, Refunding Series 2019, 4.875%, 11/01/24	No Opt. Call	B-	1,145,028
	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018:
380	5.000%, 5/01/23, 144A	No Opt. Call	Baa3	408,614
300	5.000%, 5/01/42, 144A	5/28 at 100.00	Baa3	352,371
	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Subordinate Lien, Series 2018:
6,215	5.000%, 5/01/28, 144A	No Opt. Call	N/R	7,402,749
1,580	5.375%, 5/01/42, 144A	5/28 at 100.00	N/R	1,839,357
2,000	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A	5/27 at 100.00	Baa3	2,295,800
	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A:
5,800	4.375%, 1/01/35 (Mandatory Put 7/01/22)	No Opt. Call	N/R	5,974,000
455	3.500%, 4/01/41 (8)	No Opt. Call	N/R	569
3,750	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (8)	No Opt. Call	N/R	4,688
2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (8)	No Opt. Call	N/R	2,500
2,270	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 4.250%, 10/01/47 (Mandatory Put 4/01/21)	No Opt. Call	N/R	2,338,100
80

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 8,775	Bucks County Industrial Development Authority, Pennsylvania, Hospital Revenue Bonds, Saint Luke's University Health Network Project, Series 2021, 3.000%, 8/15/53	8/30 at 100.00	A-	8,938,172
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015:
150	5.000%, 1/01/38 (Pre-refunded 1/01/25)	1/25 at 100.00	N/R (7)	174,607
1,395	5.000%, 1/01/38	1/25 at 100.00	BBB+	1,529,678
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Refunding Series 2019B:
1,100	5.000%, 7/01/31	7/29 at 100.00	A1	1,419,110
1,015	5.000%, 7/01/32	7/29 at 100.00	A1	1,304,295
1,000	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Series 2019A, 5.000%, 7/01/44	7/29 at 100.00	A1	1,234,610
3,790	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Refunding Series 2016, 5.000%, 12/01/43	12/26 at 100.00	A2	4,535,152
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2018A:
4,000	4.000%, 9/01/36 (UB) (4)	9/28 at 100.00	A	4,545,080
2,185	5.000%, 9/01/43	9/28 at 100.00	A	2,597,572
5,445	5.000%, 9/01/48	9/28 at 100.00	A	6,430,872
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2019:
1,000	4.000%, 9/01/37 (UB) (4)	9/29 at 100.00	A	1,149,480
2,240	4.000%, 9/01/44	9/29 at 100.00	A	2,510,480
	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
1,860	5.250%, 1/15/45	1/25 at 100.00	Ba1	2,059,671
1,310	5.250%, 1/15/46	1/25 at 100.00	Ba1	1,450,118
2,410	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-1, 10.000%, 12/01/40, 144A	6/30 at 100.00	N/R	2,574,627
2,410	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-2, 10.000%, 12/01/40, 144A (AMT)	6/30 at 100.00	N/R	2,574,627
1,650	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (AMT)	11/24 at 100.00	N/R	1,712,634
2,500	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	B	2,218,850
4,500	Pennsylvania Economic Development Financing Authority, Governmental Lease Revenue Bonds, Forum Place Project, Series 2012, 5.000%, 3/01/34 (Pre-refunded 3/01/22)	3/22 at 100.00	A (7)	4,697,820
	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015:
10,395	5.000%, 12/31/38 (AMT)	6/26 at 100.00	BBB	12,046,142
3,750	5.000%, 6/30/42 (AMT)	6/26 at 100.00	BBB	4,320,000
81

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 3,865	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University, Series 2012, 5.000%, 5/01/37	11/22 at 100.00	BB+	3,961,782
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2019:
1,000	4.000%, 8/15/34	8/29 at 100.00	AA	1,188,590
1,000	4.000%, 8/15/35	8/29 at 100.00	AA	1,185,350
1,500	4.000%, 8/15/36	8/29 at 100.00	AA	1,771,905
2,000	4.000%, 8/15/37	8/29 at 100.00	AA	2,354,900
4,225	4.000%, 8/15/38	8/29 at 100.00	AA	4,960,741
2,495	4.000%, 8/15/39	8/29 at 100.00	AA	2,921,919
3,345	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2014C, 5.000%, 12/01/39	12/24 at 100.00	A+	3,834,942
7,405	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/45	6/25 at 100.00	A+	8,527,228
15,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 6.250%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	18,907,350
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2017B-1:
3,180	5.000%, 6/01/42	6/27 at 100.00	A3	3,751,987
4,540	5.250%, 6/01/47	6/27 at 100.00	A3	5,546,881
29,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2019A, 5.000%, 12/01/44	12/29 at 100.00	A3	35,409,581
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2021A:
1,500	3.000%, 12/01/42	12/30 at 100.00	A	1,563,153
1,700	4.000%, 12/01/44	12/30 at 100.00	A	1,962,721
1,000	4.000%, 12/01/46	12/30 at 100.00	A	1,150,962
1,590	4.000%, 12/01/50	12/30 at 100.00	A	1,821,980
	Philadelphia Authority for Industrial Development, Pennsylvania, City Service Agreement Revenue Bonds, Series 2018:
2,500	5.000%, 5/01/36	5/28 at 100.00	A	3,071,100
2,250	5.000%, 5/01/37	5/28 at 100.00	A	2,755,957
2,230	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Mariana Bracetti Academy Project, Series 2020A, 5.375%, 6/15/50, 144A	12/27 at 100.00	N/R	2,360,700
	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, 1998 General Ordinance, Refunding Sixteenth Series 2020B:
1,265	4.000%, 8/01/36 – AGM Insured	8/30 at 100.00	AA	1,480,796
1,615	4.000%, 8/01/37 – AGM Insured	8/30 at 100.00	AA	1,883,768
1,500	4.000%, 8/01/39 – AGM Insured	8/30 at 100.00	AA	1,737,885
1,750	4.000%, 8/01/40 – AGM Insured	8/30 at 100.00	AA	2,022,282
	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, 1998 General Ordinance, Sixteenth Series 2020A:
4,525	4.000%, 8/01/45 – AGM Insured	8/30 at 100.00	AA	5,179,089
3,365	5.000%, 8/01/50 – AGM Insured	8/30 at 100.00	AA	4,170,446
82

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series of 2017:
$ 8,865	5.000%, 7/01/31	7/27 at 100.00	BBB-	10,327,548
1,930	5.000%, 7/01/32	7/27 at 100.00	BBB-	2,241,521
5,400	5.000%, 7/01/34	7/27 at 100.00	BBB-	6,236,244
4,000	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017B, 5.000%, 7/01/34 (AMT)	7/27 at 100.00	A2	4,752,360
8,875	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Refunding Series 2012, 5.000%, 11/01/28 (Pre-refunded 11/01/22)	11/22 at 100.00	A+ (7)	9,549,145
2,400	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/30 – AGM Insured	5/21 at 100.00	AA	2,405,712
3,000	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5309 Fixed Guideway Modernization Formula Funds, Series 2011, 5.000%, 6/01/28 (Pre-refunded 6/01/21)	6/21 at 100.00	AA- (7)	3,022,710
237,050	Total Pennsylvania			265,565,773
	Puerto Rico – 2.3%
23,075	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A, 5.000%, 7/01/47, 144A	7/30 at 100.00	N/R	26,739,079
4,850	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.125%, 7/01/24	No Opt. Call	CCC	5,310,508
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
6,885	5.000%, 7/01/21	No Opt. Call	CCC	6,972,095
6,635	5.000%, 7/01/22	No Opt. Call	CCC	6,978,229
6,580	5.250%, 7/01/24	7/22 at 100.00	CCC	6,941,900
13,225	5.000%, 7/01/33	7/22 at 100.00	CCC	13,908,600
8,000	5.125%, 7/01/37	7/22 at 100.00	CCC	8,426,160
17,780	5.750%, 7/01/37	7/22 at 100.00	CCC	18,874,359
5,270	5.250%, 7/01/42	7/22 at 100.00	CCC	5,559,850
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
6,968	4.500%, 7/01/34	7/25 at 100.00	N/R	7,534,080
68,780	0.000%, 7/01/46	7/28 at 41.38	N/R	21,075,568
39,000	0.000%, 7/01/51	7/28 at 30.01	N/R	8,632,650
3,129	4.750%, 7/01/53	7/28 at 100.00	N/R	3,405,617
31,279	5.000%, 7/01/58	7/28 at 100.00	N/R	34,522,007
1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured Cofina Project Series 2019A-2A, 4.550%, 7/01/40	7/28 at 100.00	N/R	1,086,300
83

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2:
$ 3,000	4.329%, 7/01/40	7/28 at 100.00	N/R	3,216,660
2,000	4.329%, 7/01/40	7/28 at 100.00	N/R	2,144,440
247,456	Total Puerto Rico			181,328,102
	South Carolina – 0.9%
3,330	Columbia, South Carolina, Stormwater System Revenue Bonds, City Stormwater Improvements, Green Series 2018, 5.000%, 2/01/48	2/28 at 100.00	AA+	4,055,274
10,000	Patriots Energy Group Financing Agency, South Carolina, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 10/01/48 (Mandatory Put 2/01/24)	11/23 at 100.30	Aa2	10,918,600
2,500	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, McLeod Health Projects, Refunding & Improvement Series 2018, 5.000%, 11/01/48	5/28 at 100.00	AA	2,940,525
3,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Prisma Health Obligated Group, Series 2018A, 5.000%, 5/01/48	5/28 at 100.00	A	3,532,620
5,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding Series 2016B, 5.000%, 12/01/56	12/26 at 100.00	A	5,927,750
7,140	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Refunding Series 2012D, 5.000%, 12/01/43 (Pre-refunded 6/01/22)	6/22 at 100.00	A (7)	7,539,626
7,500	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2020A, 4.000%, 12/01/42 (UB) (4)	12/30 at 100.00	A	8,713,650
2,385	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014B, 5.000%, 12/01/31	6/24 at 100.00	A	2,681,980
2,165	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A, 5.000%, 12/01/31	6/26 at 100.00	A	2,595,186
2,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013A, 5.500%, 12/01/33	12/23 at 100.00	A	2,242,920
4,520	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013E, 5.000%, 12/01/48	12/23 at 100.00	A	5,009,109
	South Carolina State Ports Authority, Revenue Bonds, Series 2018:
4,860	5.000%, 7/01/31 (AMT)	7/28 at 100.00	A+	6,000,593
3,760	5.000%, 7/01/32 (AMT)	7/28 at 100.00	A+	4,634,802
4,000	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Refunding Series 2016A, 3.000%, 10/01/36	10/25 at 100.00	Aa3	4,203,600
2,500	Spartanburg Regional Health Services District, Inc, South Carolina, Hosptial Revenue Bonds, Series 2020A, 4.000%, 4/15/45 – AGM Insured	4/30 at 100.00	AA	2,819,525
64,660	Total South Carolina			73,815,760
	South Dakota – 0.2%
	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Monument Health, Inc, Series 2020A:
5,710	3.000%, 9/01/45 (UB) (4)	9/30 at 100.00	AA-	5,821,859
4,800	4.000%, 9/01/50 (UB) (4)	9/30 at 100.00	AA-	5,360,400
910	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A+	1,051,414
11,420	Total South Dakota			12,233,673
84

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tennessee – 5.6%
$ 1,000	Blount County Health and Educational Facilites Board, Tennessee, Revenue Refunding Bonds, Asbury, Inc, Series 2016A, 5.000%, 1/01/37	1/25 at 102.00	N/R	785,170
2,920	Blount County, Tennessee, General Obligation Bonds, Refunding Series 2016B, 5.000%, 6/01/33	6/26 at 100.00	AA+	3,516,322
2,500	Bristol Industrial Development Board, Tennessee, Tax Increment Revenue Bonds, Pinnacle Project, Series 2016, 5.625%, 6/01/35	6/26 at 100.00	N/R	2,626,775
	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, Catholic Health Initiatives, Series 2013A:
1,500	5.000%, 1/01/33 (Pre-refunded 1/01/23)	1/23 at 100.00	BBB+ (7)	1,622,715
1,000	5.250%, 1/01/45 (Pre-refunded 1/01/23)	1/23 at 100.00	BBB+ (7)	1,086,140
	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, CommonSpirit Health, Series 2019A-2:
100	5.000%, 8/01/31	8/29 at 100.00	BBB+	126,540
100	5.000%, 8/01/32	8/29 at 100.00	BBB+	126,039
105	5.000%, 8/01/33	8/29 at 100.00	BBB+	131,825
100	5.000%, 8/01/35	8/29 at 100.00	BBB+	124,815
100	5.000%, 8/01/37	8/29 at 100.00	BBB+	123,832
835	5.000%, 8/01/44	8/29 at 100.00	BBB+	1,013,189
2,310	5.000%, 8/01/49	8/29 at 100.00	BBB+	2,782,025
	Chattanooga, Tennessee, Electric System Enterprise Revenue Bonds, Series 2015A:
500	5.000%, 9/01/31	9/25 at 100.00	AA+	589,615
1,750	5.000%, 9/01/32	9/25 at 100.00	AA+	2,062,812
	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2014A:
500	5.000%, 10/01/34	10/24 at 100.00	BBB	547,175
1,575	5.000%, 10/01/44	10/24 at 100.00	BBB	1,699,882
8,775	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006, 5.000%, 12/15/21 – SYNCORA GTY Insured	No Opt. Call	A+	9,059,749
665	Clarksville, Tennessee, Electric System Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/27	9/24 at 100.00	Aa2	761,292
510	DeKalb Utility District, DeKalb County, Tennessee, Waterworks Revenue Bonds, Refunding Series 2017, 3.500%, 4/01/42	4/26 at 100.00	A	552,070
900	Franklin County Health and Educational Facilities Board, Tennessee, Revenue Bonds, University of the South, Refunding & Improvement Series 2014, 5.000%, 9/01/29	9/22 at 100.00	A+	957,753
	Franklin Special School District, Williamson County, Tennessee, General Obligation Bonds, School Improvement Series 2019:
1,000	5.000%, 6/01/37	6/29 at 100.00	Aa1	1,263,790
1,000	5.000%, 6/01/38	6/29 at 100.00	Aa1	1,260,410
	Gallatin, Tennessee, Water and Sewer Revenue Bonds, Refunding & Improvement Series 2015:
1,655	5.000%, 1/01/31	1/25 at 100.00	AA	1,892,294
1,270	5.000%, 1/01/38	1/25 at 100.00	AA	1,442,047
85

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
	Greeneville Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Ballad Health, Series 2018A:
$ 5,000	5.000%, 7/01/31	7/23 at 100.00	A	5,392,350
4,860	5.000%, 7/01/32	7/23 at 100.00	A	5,241,364
1,660	5.000%, 7/01/33	7/23 at 100.00	A	1,790,260
6,500	5.000%, 7/01/34	7/23 at 100.00	A	7,010,055
2,000	5.000%, 7/01/36	7/28 at 100.00	A	2,402,120
2,395	5.000%, 7/01/37	7/28 at 100.00	A	2,868,348
1,375	Hallsdale-Powell Utility District, Knox County, Tennessee, Water and Sewer Revenue Bonds, Refunding & Improvement Series 2019, 4.000%, 4/01/39	4/29 at 100.00	AA	1,597,337
	Hallsdale-Powell Utility District, Knox County, Tennessee, Water and Sewer Revenue Bonds, Refunding Series 2018:
1,000	4.000%, 4/01/35	4/26 at 100.00	AA	1,134,520
1,415	4.000%, 4/01/38	4/26 at 100.00	AA	1,575,999
1,500	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/25	No Opt. Call	AA+	1,791,825
	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Refunding Series 2016:
2,870	5.000%, 9/01/34	9/25 at 100.00	AA+	3,362,980
4,785	5.000%, 9/01/42	9/25 at 100.00	AA+	5,608,211
6,000	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Series 2014, 5.000%, 9/01/44	9/24 at 100.00	AA+	6,859,860
	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Series 2020:
1,425	4.000%, 9/01/40 (UB) (4)	9/29 at 100.00	AA+	1,667,022
3,385	4.000%, 9/01/45 (UB) (4)	9/29 at 100.00	AA+	3,911,503
2,950	4.000%, 9/01/50 (UB) (4)	9/29 at 100.00	AA+	3,391,290
5,225	Hendersonville Industrial Development Board, Tennessee, Multifamily Housing Revenue Bonds, Hickory Pointe Poject, Series 2010, 4.875%, 12/01/25	No Opt. Call	AA+	6,122,132
670	Jackson Energy Authority, Tennessee, Gas System Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 6/01/28	6/25 at 100.00	Aa2	783,605
	Jackson Energy Authority, Tennessee, Water System Revenue Bonds, Series 2012:
270	5.000%, 12/01/24	No Opt. Call	Aa3	314,404
140	5.000%, 12/01/25	No Opt. Call	Aa3	168,020
175	5.000%, 12/01/26	No Opt. Call	Aa3	215,621
3,825	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital Project, Refunding 2015, 5.000%, 4/01/36	4/25 at 100.00	A	4,299,338
2,885	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital Project, Series 2018A, 5.000%, 4/01/41	10/28 at 100.00	A	3,476,367
	Johnson City Energy Authority, Tennessee, Electric System Revenue Bonds, Series 2017:
1,000	5.000%, 5/01/28	5/27 at 100.00	Aa2	1,243,870
1,000	5.000%, 5/01/29	5/27 at 100.00	Aa2	1,237,780
86

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
$ 1,000	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Series 2012A, 5.000%, 8/15/42	8/22 at 100.00	A	1,049,540
	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C:
150	5.125%, 7/01/25 – NPFG Insured (Pre-refunded 7/01/23)	7/23 at 100.00	N/R (7)	152,357
2,735	5.125%, 7/01/25 – NPFG Insured (ETM)	5/21 at 100.00	Baa2 (7)	2,950,436
9,570	5.250%, 7/01/28 – NPFG Insured (ETM)	5/21 at 100.00	Baa2 (7)	10,332,633
1,330	Kingsport Industrial Development Board, Tennessee, Multifamily Housing Revenue Bonds, Model City Apartments Project, Series 2009, 5.000%, 7/20/29	4/21 at 100.00	N/R	1,330,958
4,000	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc, Series 2016, 5.000%, 9/01/47	9/26 at 100.00	BBB	4,515,360
	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc, Series 2017:
2,000	4.000%, 4/01/36	4/27 at 100.00	BBB	2,154,360
310	5.000%, 4/01/36	4/27 at 100.00	BBB	359,966
	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2016A:
2,955	5.000%, 1/01/36	1/27 at 100.00	A+	3,472,155
5,815	5.000%, 1/01/47	1/27 at 100.00	A+	6,717,721
	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, East Tennessee Children's Hospital, Series 2019:
3,030	5.000%, 11/15/37	2/29 at 100.00	A	3,670,360
7,500	4.000%, 11/15/43	2/29 at 100.00	A	8,333,625
1,315	Knox-Chapman Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Refunding and Improvement Series 2015, 5.000%, 1/01/31	1/25 at 100.00	AA-	1,503,545
	Knox-Chapman Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Refunding and Improvement Series 2017:
1,475	4.000%, 1/01/32	1/26 at 100.00	AA-	1,674,390
1,000	4.000%, 1/01/35	1/26 at 100.00	AA-	1,123,930
	Loudon, Tennessee, Water and Sewer Revenue Refunding Bonds, Series 2012A:
485	4.000%, 3/01/22 (AMT) (ETM)	No Opt. Call	A+ (7)	501,034
1,000	4.000%, 3/01/28 (Pre-refunded 3/01/22) (AMT)	3/22 at 100.00	A+ (7)	1,033,060
2,000	5.000%, 3/01/32 (Pre-refunded 3/01/22) (AMT)	3/22 at 100.00	A+ (7)	2,084,180
1,355	McMinnville-Warren County Industrial Development Board, Tennessee, Multifamily Housing Revenue Bonds, Beersheba Heights Towers, Series 2009, 5.500%, 11/20/39	4/21 at 100.00	N/R	1,374,295
6,000	Memphis & Shelby County Economic Development Growth Engine Industrial Development Board, Tennessee, Tourism Development Zone Revenue Bonds, Refunding Series 2017B, 5.000%, 11/01/30	11/26 at 100.00	AA	7,274,160
4,730	Memphis, Tennessee, Electric System Revenue Bonds, Memphis Light , Gas and Water Division Series 2020A, 4.000%, 12/01/50	12/30 at 100.00	Aa2	5,531,593
3,270	Memphis, Tennessee, Gas System Revenue Bonds, Memphis Light, Gas & Water Division, Series 2020, 4.000%, 12/01/50	12/30 at 100.00	Aa1	3,824,167
1,400	Memphis, Tennessee, Gas System Revenue Bonds, Series 2017, 5.000%, 12/01/31	12/27 at 100.00	Aa1	1,746,192
87

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
$ 4,000	Memphis, Tennessee, General Obligation Bonds, Refunding General Improvement Series 2011, 5.000%, 5/01/36	5/21 at 100.00	AA	4,013,360
	Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds, Refunding Series 2020B:
1,000	5.000%, 10/01/35 (UB) (4)	10/30 at 100.00	AA+	1,314,020
1,420	5.000%, 10/01/36 (UB) (4)	10/30 at 100.00	AA+	1,858,894
1,500	5.000%, 10/01/37 (UB) (4)	10/30 at 100.00	AA+	1,956,915
2,250	5.000%, 10/01/38 (UB) (4)	10/30 at 100.00	AA+	2,926,372
2,560	5.000%, 10/01/39 (UB) (4)	10/30 at 100.00	AA+	3,320,525
2,120	5.000%, 10/01/40 (UB) (4)	10/30 at 100.00	AA+	2,742,390
2,000	Memphis, Tennessee, Water System Revenue Bonds, Memphis Light, Gas & Water Divsion Series 2020, 4.000%, 12/01/50	12/30 at 100.00	AAA	2,367,780
235	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board, Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Series 2017A, 4.750%, 7/01/27	No Opt. Call	N/R	232,956
	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Refunding Series 2020A:
1,040	4.000%, 7/01/35	7/30 at 100.00	A2	1,223,789
450	4.000%, 7/01/36	7/30 at 100.00	A2	525,479
455	4.000%, 7/01/37	7/30 at 100.00	A2	528,988
375	4.000%, 7/01/38	7/30 at 100.00	A2	435,338
635	4.000%, 7/01/39	7/30 at 100.00	A2	734,454
10,425	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2018, 5.000%, 7/01/47 (AMT)	7/28 at 100.00	A	12,284,820
4,775	Metropolitan Governemnt of Nashville & Davidson County Health and Educational Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Parkwood Villa Apartments Project, Series 2010, 4.600%, 3/01/40 (Mandatory Put 3/01/25)	5/21 at 100.00	AA+	4,785,935
1,035	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee, Tourism Tax Revenue Bonds, Series 2010A-1, 5.000%, 7/01/26	5/21 at 100.00	A+	1,038,167
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
1,440	5.000%, 11/01/26	11/21 at 100.00	A+	1,471,219
660	5.000%, 11/01/27	11/21 at 100.00	A+	673,820
1,300	5.000%, 11/01/28	11/21 at 100.00	A+	1,326,234
1,295	5.000%, 11/01/29	11/21 at 100.00	A+	1,320,175
1,495	5.000%, 11/01/30	11/21 at 100.00	A+	1,523,689
710	5.000%, 11/01/31	11/21 at 100.00	A+	723,369
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Blakeford at Green Hills, Refunding & Improvement Series 2012:
1,500	5.000%, 7/01/27 (Pre-refunded 7/01/22)	7/22 at 100.00	BBB- (7)	1,585,170
1,340	5.000%, 7/01/32 (Pre-refunded 7/01/22)	7/22 at 100.00	BBB- (7)	1,416,085
1,210	5.000%, 7/01/37 (Pre-refunded 7/01/22)	7/22 at 100.00	BBB- (7)	1,278,704
88

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
$ 2,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Blakeford at Green Hills, Series 2020A, 4.000%, 11/01/55	11/25 at 102.00	BBB-	2,070,104
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A:
1,000	4.625%, 6/15/27, 144A (8)	No Opt. Call	N/R	600,000
1,900	5.500%, 6/15/37, 144A (8)	6/27 at 100.00	N/R	1,140,000
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Lipscomb University, Refunding & Improvement Series 2016A:
610	5.000%, 10/01/30	10/26 at 100.00	BBB	691,825
640	5.000%, 10/01/31	10/26 at 100.00	BBB	723,590
670	5.000%, 10/01/32	10/26 at 100.00	BBB	755,438
705	5.000%, 10/01/33	10/26 at 100.00	BBB	792,787
745	5.000%, 10/01/34	10/26 at 100.00	BBB	836,032
780	5.000%, 10/01/35	10/26 at 100.00	BBB	873,639
2,750	5.000%, 10/01/45	10/26 at 100.00	BBB	3,018,647
2,500	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Lipscomb University, Refunding & Improvement Series 2019A, 5.250%, 10/01/58	10/29 at 100.00	BBB	2,884,525
515	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Rocketship Education Project, Series 2017E, 5.375%, 6/01/52, 144A	6/26 at 100.00	N/R	560,418
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A:
2,740	5.000%, 7/01/35	7/26 at 100.00	Aa1	3,255,641
1,165	5.000%, 7/01/40	7/26 at 100.00	Aa1	1,375,096
5,000	5.000%, 7/01/46	7/26 at 100.00	Aa1	5,852,200
5,240	5.000%, 7/01/46 (UB) (4)	7/26 at 100.00	Aa1	6,133,106
385	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2017A, 5.000%, 7/01/48	7/27 at 100.00	A3	458,354
18,670	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Subordinate Lien Revenue Bonds, Volunteer Healthcare Systems Inc, Series 1988, 0.000%, 6/01/21 (ETM)	No Opt. Call	N/R (7)	18,666,079
10,000	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/15/36	5/21 at 100.00	AA+	10,054,000
5,000	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 2017A, 5.000%, 5/15/42	5/27 at 100.00	AA+	6,024,950
495	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Refunding Series 2012, 5.000%, 7/01/23 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R (7)	524,700
2,500	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Tender Option Bond Trust 2015-XF0224, 18.133%, 7/01/27 (Pre-refunded 7/01/23), 144A (IF) (4)	7/23 at 100.00	AA (7)	3,581,225
89

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
$ 5,750	Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue Bonds, Improvement Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A1	6,626,990
	Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue Bonds, Subordinate Series 2019A:
1,000	4.000%, 7/01/49	7/30 at 100.00	A2	1,137,380
5,350	4.000%, 7/01/54	7/30 at 100.00	A2	6,059,303
2,000	Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue Bonds, Subordinate Series 2019B, 5.000%, 7/01/44 (AMT)	7/30 at 100.00	A2	2,443,600
1,345	Metropolitan Nashville Airport Authority, Tennessee, Special Facility Revenue Bonds, Aero Nashville LLC Project, Refunding Series 2010, 5.200%, 7/01/26	5/21 at 100.00	Baa3	1,345,982
600	Montgomery County, Tennessee, General Obligation Bonds, School & Public Improvement Series 2011, 5.000%, 4/01/21	No Opt. Call	AA	600,000
	Nashville Metropolitan Development and Housing Agency, Tennessee, Tax increment Bonds, Fifth & Broadway Development Project, Series 2018:
700	4.500%, 6/01/28, 144A	No Opt. Call	N/R	767,403
570	5.125%, 6/01/36, 144A	6/28 at 100.00	N/R	645,491
4,250	Pigeon Forge Industrial Development Board, Tennessee, Revenue Bonds, Public Facility, Series 2011, 5.000%, 6/01/34	6/21 at 100.00	AA	4,274,352
	Portland, Tennessee, Water and Sewer System Revenue Bonds, Series 2020:
1,225	4.000%, 4/01/35 – AGM Insured	4/30 at 100.00	AA	1,437,427
1,485	4.000%, 4/01/40 – AGM Insured	4/30 at 100.00	AA	1,715,546
1,000	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Methodist Le Bonheur Healthcare, Series 2012, 5.000%, 5/01/42 (Pre-refunded 5/01/22)	5/22 at 100.00	A1 (7)	1,050,820
3,525	Shelby County Health, Educational and Housing Facility Board, Tennessee, Educational Facilities Revenue Bonds, Rhodes College, Series 2011, 5.500%, 8/01/40 (Pre-refunded 8/01/21)	8/21 at 100.00	A2 (7)	3,586,537
	Shelby County Health, Educational and Housing Facility Board, Tennessee, Educational Facilities Revenue Bonds, Rhodes College, Series 2015:
700	5.000%, 8/01/40	8/25 at 100.00	A+	810,131
1,000	5.000%, 8/01/45	8/25 at 100.00	A+	1,157,260
1,100	Shelby County Health, Educational and Housing Facility Board, Tennessee, Residential Care Facility Mortgage Revenue Bonds, The Village at Germantown, Series 2014, 5.250%, 12/01/44	12/24 at 100.00	BBB-	1,175,196
1,500	Shelby County Health, Educational and Housing Facility Board, Tennessee, Residential Care Facility Mortgage Revenue Bonds, The Village at Germantown, Series 2012, 5.250%, 12/01/42 (Pre-refunded 12/01/22)	12/22 at 100.00	BBB- (7)	1,624,860
3,050	Sumner County, Tennessee, General Obligation Bonds, Refunding Series 2011, 5.000%, 6/01/23	6/21 at 100.00	AA+	3,072,997
90

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Refunding Series 2015B:
$ 4,160	5.000%, 11/01/33 (Pre-refunded 11/01/25) (UB) (4)	11/25 at 100.00	AA+ (7)	5,000,944
6,225	5.000%, 11/01/34 (Pre-refunded 11/01/25) (UB) (4)	11/25 at 100.00	AA+ (7)	7,483,384
1,500	5.000%, 11/01/35 (Pre-refunded 11/01/25)	11/25 at 100.00	AA+ (7)	1,803,225
1,295	5.000%, 11/01/40 (Pre-refunded 11/01/25)	11/25 at 100.00	AA+ (7)	1,556,784
5,000	5.000%, 11/01/40 (Pre-refunded 11/01/25) (UB) (4)	11/25 at 100.00	AA+ (7)	6,010,750
10,000	5.000%, 11/01/45 (Pre-refunded 11/01/25) (UB) (4)	11/25 at 100.00	AA+ (7)	12,021,500
1,000	Tennessee State, General Obligation Bonds, Series 2011A, 5.000%, 10/01/30 (Pre-refunded 10/01/21)	10/21 at 100.00	AAA	1,024,040
	Tennessee State, General Obligation Bonds, Series 2014A:
1,000	5.000%, 9/01/33	9/24 at 100.00	AAA	1,142,940
675	5.000%, 9/01/34	9/24 at 100.00	AAA	770,749
	Tennessee State, General Obligation Bonds, Series 2015A:
1,535	5.000%, 8/01/34	8/25 at 100.00	AAA	1,804,853
1,250	5.000%, 8/01/35	8/25 at 100.00	AAA	1,468,012
3,785	The Tennessee Energy Acquisition Corporation, Gas Project Revenue Bonds, Series 2018, 4.000%, 11/01/49 (Mandatory Put 11/01/25)	8/25 at 100.22	A2	4,295,861
	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
2,395	5.250%, 9/01/21	No Opt. Call	A2	2,443,523
1,755	5.250%, 9/01/22	No Opt. Call	A2	1,874,779
3,230	5.250%, 9/01/24	No Opt. Call	A2	3,709,397
2,520	5.250%, 9/01/26	No Opt. Call	A2	3,060,868
2,100	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	2,577,036
	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C:
250	5.000%, 2/01/22	No Opt. Call	A	259,520
600	5.000%, 2/01/23	No Opt. Call	A	648,846
100	5.000%, 2/01/24	No Opt. Call	A	111,877
5,090	5.000%, 2/01/27	No Opt. Call	A	6,106,320
10,870	4.000%, 5/01/48 (Mandatory Put 5/01/23)	2/23 at 100.43	A2	11,614,486
	Watauga River Regional Water Authority, Tennessee, Waterworks Revenue Bonds, Series 2012:
500	5.000%, 7/01/34 (Pre-refunded 7/01/22)	7/22 at 100.00	A (7)	529,035
4,385	5.000%, 7/01/42 (Pre-refunded 7/01/22)	7/22 at 100.00	A (7)	4,639,637
1,700	Watauga River Regional Water Authority, Tennessee, Waterworks Revenue Bonds, Series 2017, 4.000%, 7/01/37	7/27 at 100.00	A	1,930,707
500	West Knox Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Refunding & Improvement Series 2016, 5.000%, 6/01/41	6/24 at 100.00	AA+	567,065
4,995	West Wilson Utility District, Wilson County, Tennessee, Water Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 6/01/45	6/25 at 100.00	AA	5,843,451
91

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
$ 310	Williamson County HB & TS Utility District, Tennessee, Waterworks Revenue Bonds, Series 2020, 4.000%, 9/01/41	9/29 at 100.00	AA	358,996
389,515	Total Tennessee			437,001,337
	Texas – 5.0%
	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education, Series 2016A:
125	5.000%, 12/01/46	12/26 at 100.00	BBB-	136,946
740	5.000%, 12/01/51	12/26 at 100.00	BBB-	808,546
10,000	Arlington, Texas, Special Tax Revenue Bonds, Subordinate Lien Series 2018C, 5.000%, 2/15/48 – BAM Insured	2/23 at 100.00	AA	10,682,200
	Austin, Texas, Airport System Revenue Bonds, Series 2019B:
6,000	5.000%, 11/15/44 (AMT)	11/29 at 100.00	A1	7,299,720
10,960	5.000%, 11/15/48 (AMT)	11/29 at 100.00	A1	13,271,245
	Carrollton-Farmers Branch Independent School District, Dallas County, Texas, General Obligation Bonds, School Building Series 2021:
1,260	3.000%, 2/15/37 (WI/DD, Settling 4/22/21)	2/30 at 100.00	AAA	1,411,896
1,150	3.000%, 2/15/38 (WI/DD, Settling 4/22/21)	2/30 at 100.00	AAA	1,284,639
965	3.000%, 2/15/39 (WI/DD, Settling 4/22/21)	2/30 at 100.00	AAA	1,074,669
765	3.000%, 2/15/40 (WI/DD, Settling 4/22/21)	2/30 at 100.00	AAA	849,897
5,410	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2018, 5.000%, 1/01/48	1/28 at 100.00	A-	6,378,119
2,745	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	A-	2,860,921
1,250	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2013, 6.000%, 8/15/33	8/23 at 100.00	A-	1,375,450
2,500	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2014A, 4.250%, 12/01/34	12/24 at 100.00	BBB-	2,614,200
9,700	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2015A, 5.000%, 12/01/50	6/25 at 100.00	BBB-	10,379,485
	Collin County Community College District, Texas, General Obligation Bonds, Series 2020A:
3,870	4.000%, 8/15/36	8/29 at 100.00	AAA	4,598,102
4,105	4.000%, 8/15/37	8/29 at 100.00	AAA	4,865,041
3,300	4.000%, 8/15/38	8/29 at 100.00	AAA	3,902,811
12,265	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Series 2016A, 5.000%, 12/01/46 (UB) (4)	12/25 at 100.00	AA+	14,338,276
5,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012E, 5.000%, 11/01/42 (Pre-refunded 11/01/21) (AMT)	11/21 at 100.00	A1 (7)	5,137,750
1,720	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc Project, Series 2012A RMKT, 4.750%, 5/01/38	11/22 at 100.00	Baa2	1,808,993
92

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Refunding First Tier Series 2020C:
$ 8,000	4.000%, 10/01/45	4/30 at 100.00	A+	9,300,880
12,420	4.000%, 10/01/49	4/30 at 100.00	A+	14,331,314
1,075	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (AMT)	10/22 at 100.00	BB	1,100,650
5,200	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Series 2019B-3, 5.000%, 7/01/49 (Mandatory Put 12/01/26)	9/26 at 100.78	A+	6,381,440
8,585	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men's Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/33	6/23 at 100.00	Baa2	8,869,593
1,325	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/33 – NPFG Insured	11/24 at 59.10	Baa2	707,961
1,270	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2011A, 5.000%, 7/01/25 (Pre-refunded 7/01/21) (AMT)	7/21 at 100.00	A (7)	1,284,288
1,735	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc Terminal Improvement Project, Refunding Series 2015B-1, 5.000%, 7/15/30 (AMT)	7/25 at 100.00	B	1,930,777
7,115	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc Airport Improvements Project, Refunding Series 2020C, 5.000%, 7/15/27 (AMT)	No Opt. Call	B-	8,356,852
9,900	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc Technical Operations Center Project, Series 2018, 5.000%, 7/15/28 (AMT)	No Opt. Call	B	11,540,331
250	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (AMT)	7/24 at 100.00	Ba3	272,495
430	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc Terminal E Project, Refunding Series 2020A, 5.000%, 7/01/27 (AMT)	No Opt. Call	B-	504,738
1,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc Terminal Improvements Project, Refunding Series 2020B-2, 5.000%, 7/15/27 (AMT)	No Opt. Call	B-	1,174,540
8,755	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series 2017B, 5.000%, 11/15/37	11/27 at 100.00	Aa2	10,830,373
1,955	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011A, 5.250%, 9/01/28	9/21 at 100.00	A	1,981,334
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2014:
2,560	5.000%, 9/01/32	9/24 at 100.00	A	2,777,702
335	5.000%, 9/01/34	9/24 at 100.00	A	361,894
	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2015:
1,360	5.000%, 8/15/30	8/25 at 100.00	A	1,563,143
1,280	5.000%, 8/15/35	8/25 at 100.00	A	1,456,077
1,000	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds, Series 2017, 5.000%, 11/01/35 (AMT)	11/26 at 100.00	A1	1,181,700
6,720	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company - Love Field Modernization Program Project, Series 2012, 5.000%, 11/01/28 (AMT)	11/22 at 100.00	Baa1	7,153,843
93

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 1,800	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2018, 5.000%, 5/15/48	5/28 at 100.00	A+	2,166,948
	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2020:
2,250	5.000%, 5/15/34	5/29 at 100.00	A+	2,844,405
1,120	5.000%, 5/15/35	5/29 at 100.00	A+	1,412,578
	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2021:
3,000	5.000%, 5/15/46	5/30 at 100.00	A+	3,728,294
5,795	5.000%, 5/15/51	5/30 at 100.00	A+	7,160,031
7,000	Matagorda County Navigation District 1, Texas, Pollution Control Revenue Bonds, Central Power & Light Company Project, Refunding Series 2001A, 2.600%, 11/01/29	No Opt. Call	A-	7,453,810
4,520	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)	10/21 at 105.00	BB-	4,804,218
4,510	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45, 144A (AMT) (8), (9)	1/26 at 102.00	N/R	115,764
	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Legacy at Willow Bend Project, Series 2016:
665	5.000%, 11/01/46	11/23 at 103.00	BBB-	711,497
805	5.000%, 11/01/51	11/23 at 103.00	BBB-	860,247
570	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Legacy Midtown Park Project, Series 2018A, 5.500%, 7/01/54	7/24 at 103.00	N/R	594,362
	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Methodist Retirement Communites Crestview Project, Series 2016:
1,100	5.000%, 11/15/36	11/24 at 102.00	BB+	1,166,374
1,550	5.000%, 11/15/46	11/24 at 102.00	BB+	1,623,966
755	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Wesleyan Homes, Inc Project, Series 2014, 5.500%, 1/01/43	1/25 at 100.00	N/R	783,282
9,680	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Westminster Project, Series 2016, 4.000%, 11/01/36	11/24 at 102.00	BBB	10,257,606
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, LLC-Texas A&M University-Corpus Christi Project, Series 2016A:
30	5.000%, 4/01/31	4/26 at 100.00	B	31,207
360	5.000%, 4/01/36	4/26 at 100.00	B	373,658
65	5.000%, 4/01/48	4/26 at 100.00	B	67,285
6,625	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - College Station I LLC - Texas A&M University Project, Series 2014A, 4.100%, 4/01/34 – AGM Insured	4/24 at 100.00	AA	7,064,237
94

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - San Antonio 1, LLC - Texas A&M University - San Antonio Project,:
$ 1,275	5.000%, 4/01/31	4/26 at 100.00	BBB-	1,430,614
1,290	5.000%, 4/01/36	4/26 at 100.00	BBB-	1,430,146
2,445	5.000%, 4/01/48	4/26 at 100.00	BBB-	2,674,732
1,250	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - Stephenville II, LLC - Tarleton State University Project, Series 2014A, 5.000%, 4/01/34 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R (7)	1,409,887
3,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project, Series 2014A, 5.000%, 4/01/34	4/24 at 100.00	Baa3	3,195,930
10,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD - College Station Properties LLC - Texas A&M University Project, Series 2015A, 5.000%, 7/01/47	7/25 at 100.00	Caa1	8,600,000
10,880	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C, 0.000%, 9/01/45 (Pre-refunded 9/01/31) (5)	9/31 at 100.00	N/R (7)	16,068,128
2,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 5.500%, 9/01/41 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (7)	2,043,520
7,915	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2019A, 5.000%, 1/01/38	1/29 at 100.00	A+	9,770,830
4,410	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/34	1/25 at 100.00	A	5,053,948
4,395	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Refunding Series 2018A, 5.000%, 10/01/32 (AMT)	10/28 at 100.00	Aaa	5,584,463
	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A:
655	5.000%, 2/01/29	2/24 at 100.00	Ba1	690,219
1,805	5.000%, 2/01/34	2/24 at 100.00	Ba1	1,883,391
385	5.125%, 2/01/39	2/24 at 100.00	Ba1	400,812
645	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007, 5.500%, 8/01/27	No Opt. Call	A2	806,263
5,950	Stephen F Austin State University, Texas, Revenue Bonds, Refunding & Improvement Series 2016, 5.000%, 10/15/42	10/28 at 100.00	AA-	7,218,421
3,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources System, Series 2016A, 5.000%, 2/15/41	8/26 at 100.00	AA	3,526,980
3,435	Tarrant County Cultural Education Facilities, Texas, Finance Corporation Revenue Bonds, Christus Health, Refunding Series 2018B, 5.000%, 7/01/35	1/29 at 100.00	A+	4,257,957
10,115	Texas Private Activity Bond Surface Transporation Corporation, Senior Lien Revenue Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016, 5.000%, 12/31/40 (AMT)	12/25 at 100.00	Baa3	11,428,635
7,300	Texas Private Activity Bond Surface Transporation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility, Series 2013, 6.750%, 6/30/43 (AMT)	9/23 at 100.00	Baa3	8,281,996
95

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Refunding Series 2020A:
$ 2,570	4.000%, 6/30/35	12/30 at 100.00	Baa2	2,987,008
4,820	4.000%, 12/31/35	12/30 at 100.00	Baa2	5,591,296
1,515	4.000%, 6/30/37	12/30 at 100.00	Baa2	1,745,962
2,650	4.000%, 12/31/38	12/30 at 100.00	Baa2	3,036,873
2,550	4.000%, 12/31/39	12/30 at 100.00	Baa2	2,912,227
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding First Tier Series 2015B:
16,500	0.000%, 8/15/36	8/24 at 59.60	A	9,107,340
7,000	0.000%, 8/15/37	8/24 at 56.94	A	3,683,820
2,910	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding First Tier Series 2020A, 3.000%, 8/15/40	8/30 at 100.00	A	3,067,897
10,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding Second Tier Series 2015C, 5.000%, 8/15/37	8/24 at 100.00	A-	11,155,800
	Texas Water Development Board, State Revolving Fund Revenue Bonds, Series 2020:
4,165	3.000%, 8/01/39	8/30 at 100.00	AAA	4,631,355
5,000	3.000%, 8/01/40	8/30 at 100.00	AAA	5,540,350
1,030	Viridian Municipal Management District, Texas, Reinvest Zone 6 Tax Increment Revenue Bonds, Refunding Road Improvement Series 2015, 6.000%, 12/01/32 – BAM Insured	12/24 at 100.00	AA	1,220,602
1,135	Viridian Municipal Management District, Texas, Reinvest Zone 6 Tax Increment Revenue Bonds, Refunding Utility Improvement Series 2015, 6.000%, 12/01/31 – BAM Insured	12/24 at 100.00	AA	1,346,382
362,295	Total Texas			393,144,384
	Utah – 0.8%
20,000	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017A, 5.000%, 7/01/42 (AMT)	7/27 at 100.00	A	23,588,200
	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018A:
8,180	5.000%, 7/01/43 (AMT)	7/28 at 100.00	A	9,780,253
12,610	5.250%, 7/01/48 (AMT)	7/28 at 100.00	A	15,187,862
	Utah Charter School Finance Authority Charter School Revenue Bonds, Vista at Entrada School of Performing Arts and Technology) Series 2012:
250	5.600%, 7/15/22 (ETM)	No Opt. Call	BBB- (7)	260,205
850	6.300%, 7/15/32 (Pre-refunded 7/15/22)	7/22 at 100.00	BBB- (7)	915,102
	Utah Charter School Finance Authority, Charter School Revenue Bonds, George Washington Academy, Series 2011A:
1,760	7.750%, 7/15/31	7/21 at 100.00	N/R	1,796,819
3,520	8.000%, 7/15/41 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (7)	3,596,384
1,705	Utah Charter School Finance Authority, Revenue Bonds, Ronald Eilson Reagan Academy Project, Refunding Series 2016A, 5.000%, 2/15/46, 144A	2/26 at 100.00	BB	1,784,948
7,000	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc, Series 2018A, 5.000%, 5/15/41	5/26 at 100.00	AA+	8,223,530
55,875	Total Utah			65,133,303
96

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Virginia – 1.8%
	Arlington County Industrial Development Authority, Virginia, Hospital Facility Revenue Bonds, Virginia Hospital Center, Series 2020:
$ 705	4.000%, 7/01/38	7/30 at 100.00	AA-	823,595
1,080	4.000%, 7/01/39	7/30 at 100.00	AA-	1,258,016
7,505	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Series 2012A, 5.000%, 7/15/47	7/22 at 100.00	BBB+	7,836,046
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B:
480	4.000%, 10/01/35	10/29 at 100.00	A-	558,010
8,100	4.000%, 10/01/49 (UB) (4)	10/29 at 100.00	A-	9,089,091
10,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	A-	10,339,800
	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Refunding Series 2018:
4,520	5.000%, 9/01/37, 144A	9/27 at 100.00	N/R	4,892,674
2,430	4.500%, 9/01/45, 144A	9/27 at 100.00	N/R	2,552,909
5,600	5.000%, 9/01/45, 144A	9/27 at 100.00	N/R	6,044,584
7,930	Roanoke Economic Development Authority, Virginia, Hospital Revenue Bonds, Carilion Clinic Obligated Group, Series 2020A, 4.000%, 7/01/51	7/30 at 100.00	AA-	9,151,934
10,070	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	4/21 at 100.00	B-	10,120,954
1,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B, 5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	1,043,330
5,000	Virginia Port Authority, General Fund Revenue Bonds, Series 2015, 5.000%, 7/01/40 (Pre-refunded 7/01/25) (AMT)	7/25 at 100.00	AA+ (7)	5,928,600
2,000	Virginia Port Authority, Port Facilities Revenue Bonds, Refunding Series 2016B, 5.000%, 7/01/41 (AMT)	7/26 at 100.00	A1	2,344,380
2,000	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Provident Resource Group - Rixey Student Housing Project, Series 2019A, 5.500%, 7/01/49, 144A	7/34 at 100.00	N/R	1,851,740
	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017:
3,400	5.000%, 12/31/47 (AMT)	6/27 at 100.00	BBB	3,958,246
1,740	5.000%, 12/31/49 (AMT)	6/27 at 100.00	BBB	2,023,498
3,365	5.000%, 12/31/52 (AMT)	6/27 at 100.00	BBB	3,906,866
13,250	5.000%, 12/31/56 (AMT)	6/27 at 100.00	BBB	15,341,778
	Virginia Small Business Financing Authority, Revenue Bonds, National Senior Campuses Inc Obligated Group, Series 2020A:
3,415	4.000%, 1/01/45	7/27 at 103.00	A	3,736,966
6,340	4.000%, 1/01/51	7/27 at 103.00	A	6,914,531
5,500	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (AMT)	1/22 at 100.00	BBB	5,665,990
97

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Virginia (continued)
$ 13,975	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2019, 5.000%, 7/01/49 (AMT)	1/22 at 100.00	BBB	14,389,359
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
3,515	5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	3,684,493
7,715	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	8,068,578
130,635	Total Virginia			141,525,968
	Washington – 1.6%
2,450	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Improvement Series 2011, 7.000%, 12/01/40 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (7)	2,558,731
210	Ocean Shores, Washington, Local Improvement District 2007-01 Bonds, 2011, 7.250%, 2/01/31	No Opt. Call	BBB+	259,018
5,385	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2018A, 5.000%, 5/01/30 (AMT)	5/27 at 100.00	AA-	6,430,605
	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2019:
10,000	5.000%, 4/01/38 (AMT)	4/29 at 100.00	AA-	12,100,600
7,225	5.000%, 4/01/39 (AMT)	4/29 at 100.00	AA-	8,719,419
	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Refunding & Improvement Series 2016:
3,825	5.000%, 12/01/30	12/26 at 100.00	Baa2	4,397,985
1,950	5.000%, 12/01/31	12/26 at 100.00	Baa2	2,235,207
4,000	5.000%, 12/01/32	12/26 at 100.00	Baa2	4,572,160
1,120	5.000%, 12/01/37	12/26 at 100.00	Baa2	1,265,891
	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012:
2,775	5.000%, 12/01/27 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (7)	2,862,579
2,435	5.000%, 12/01/42 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (7)	2,512,652
1,600	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A, 5.000%, 11/15/28 (Pre-refunded 5/15/24)	5/24 at 100.00	AA- (7)	1,826,256
	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2017:
5,180	5.000%, 8/15/34	8/27 at 100.00	BBB-	6,116,389
1,775	5.000%, 8/15/35	8/27 at 100.00	BBB-	2,091,483
2,500	5.000%, 8/15/36	8/27 at 100.00	BBB-	2,937,975
2,400	5.000%, 8/15/37	8/27 at 100.00	BBB-	2,813,472
5,010	4.000%, 8/15/42	8/27 at 100.00	BBB-	5,434,898
	Washington Health Care Facilities Authority, Revenue Bonds, Yakima Valley Memorial Hospital Association, Series 2016:
6,000	5.000%, 12/01/41	12/26 at 100.00	Ba1	6,589,620
5,930	5.000%, 12/01/46	12/26 at 100.00	Ba1	6,451,899
98

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)
	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Series 2018:
$ 4,320	5.000%, 7/01/43	7/28 at 100.00	Baa3	4,995,302
12,000	5.000%, 7/01/58 (UB) (4)	7/28 at 100.00	Baa1	13,880,880
	Washington State Higher Education Facilities Authority, Revenue Bonds, Seattle University, Series 2020:
1,000	4.000%, 5/01/45	5/30 at 100.00	A	1,123,110
1,025	4.000%, 5/01/50	5/30 at 100.00	A	1,145,612
	Washington State Housing Finance Commission, Nonprofit Refunding Revenue Bonds, Wesley Homes at Lea Hill Project, Series 2016:
1,155	5.000%, 7/01/41, 144A	7/26 at 100.00	N/R	1,189,211
2,000	5.000%, 7/01/46, 144A	7/26 at 100.00	N/R	2,047,940
3,805	5.000%, 7/01/51, 144A	7/26 at 100.00	N/R	3,887,302
1,100	Washington State Housing Finance Commission, Non-Profit Revenue Bonds, Emerald Heights Project, Refunding 2013, 5.000%, 7/01/28	7/23 at 100.00	A-	1,180,883
2,340	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement Community, Refunding Series 2012, 5.000%, 1/01/48	1/23 at 100.00	BBB-	2,404,561
8,520	Washington State, General Obligation Bonds, Various Purpose Series 2015B, 5.000%, 2/01/36	2/25 at 100.00	Aaa	9,912,509
109,035	Total Washington			123,944,149
	West Virginia – 0.5%
12,460	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Arch Resources Project, Series 2020, 5.000%, 7/01/45 (Mandatory Put 7/01/25) (AMT)	1/25 at 100.00	B	13,131,345
15,500	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Cabell Huntington Hospital, Inc Project, Refunding & Improvement Series 2018A, 5.000%, 1/01/43	1/29 at 100.00	BBB+	18,403,925
2,375	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Refunding & Improvement Series 2019A, 5.000%, 9/01/30	9/29 at 100.00	Baa1	2,985,897
1,585	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding & Improvement Series 2013A, 4.000%, 6/01/41	6/26 at 100.00	A	1,726,382
31,920	Total West Virginia			36,247,549
	Wisconsin – 2.7%
1,250	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter Academy, North Carolina, Series 2016A, 5.000%, 2/01/36, 144A	2/26 at 100.00	N/R	1,334,762
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Eno River Academy Project, Series 2020A:
815	5.000%, 6/15/40, 144A	6/30 at 100.00	Ba1	917,185
1,380	5.000%, 6/15/54, 144A	6/30 at 100.00	Ba1	1,525,466
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Founders Academy of Las Vegas, Series 2020A:
555	4.000%, 7/01/30, 144A	7/28 at 100.00	BB-	579,081
200	5.000%, 7/01/55, 144A	7/28 at 100.00	BB-	213,356
99

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 2,150	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A, 5.000%, 6/15/46, 144A	6/26 at 100.00	N/R	2,185,217
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc of North Carolina, Series 2012A:
105	5.500%, 10/01/22 (ETM)	No Opt. Call	Baa3 (7)	110,204
375	6.000%, 10/01/32 (Pre-refunded 10/01/22)	10/22 at 100.00	Baa3 (7)	407,081
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation, Inc of North Carolina Project, Series 2014A:
1,080	5.000%, 10/01/34 (Pre-refunded 10/01/22)	10/22 at 100.00	Baa3 (7)	1,157,026
500	5.125%, 10/01/45 (Pre-refunded 10/01/22)	10/22 at 100.00	Baa3 (7)	536,590
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1:
11	0.000%, 1/01/47, 144A (8)	No Opt. Call	N/R	310
10	0.000%, 1/01/48, 144A (8)	No Opt. Call	N/R	267
9	0.000%, 1/01/49, 144A (8)	No Opt. Call	N/R	257
9	0.000%, 1/01/50, 144A (8)	No Opt. Call	N/R	239
9	0.000%, 1/01/51, 144A (8)	No Opt. Call	N/R	231
12	0.000%, 1/01/52, 144A (8)	No Opt. Call	N/R	288
11	0.000%, 1/01/53, 144A (8)	No Opt. Call	N/R	279
11	0.000%, 1/01/54, 144A (8)	No Opt. Call	N/R	263
11	0.000%, 1/01/55, 144A (8)	No Opt. Call	N/R	252
11	0.000%, 1/01/56, 144A (8)	No Opt. Call	N/R	242
549	5.500%, 7/01/56, 144A (8)	3/28 at 100.00	N/R	419,015
12	0.000%, 1/01/57, 144A (8)	No Opt. Call	N/R	261
11	0.000%, 1/01/58, 144A (8)	No Opt. Call	N/R	249
11	0.000%, 1/01/59, 144A (8)	No Opt. Call	N/R	238
11	0.000%, 1/01/60, 144A (8)	No Opt. Call	N/R	225
11	0.000%, 1/01/61, 144A (8)	No Opt. Call	N/R	216
10	0.000%, 1/01/62, 144A (8)	No Opt. Call	N/R	205
10	0.000%, 1/01/63, 144A (8)	No Opt. Call	N/R	196
10	0.000%, 1/01/64, 144A (8)	No Opt. Call	N/R	188
10	0.000%, 1/01/65, 144A (8)	No Opt. Call	N/R	179
11	0.000%, 1/01/66, 144A (8)	No Opt. Call	N/R	184
128	0.000%, 1/01/67, 144A (8)	No Opt. Call	N/R	2,062
100

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B:
$ 27	0.000%, 1/01/46, 144A (8)	No Opt. Call	N/R	792
27	0.000%, 1/01/47, 144A (8)	No Opt. Call	N/R	752
26	0.000%, 1/01/48, 144A (8)	No Opt. Call	N/R	735
26	0.000%, 1/01/49, 144A (8)	No Opt. Call	N/R	714
26	0.000%, 1/01/50, 144A (8)	No Opt. Call	N/R	676
28	0.000%, 1/01/51, 144A (8)	No Opt. Call	N/R	728
727	3.750%, 7/01/51, 144A (8)	3/28 at 100.00	N/R	490,349
28	0.000%, 1/01/52, 144A (8)	No Opt. Call	N/R	695
28	0.000%, 1/01/53, 144A (8)	No Opt. Call	N/R	673
28	0.000%, 1/01/54, 144A (8)	No Opt. Call	N/R	650
27	0.000%, 1/01/55, 144A (8)	No Opt. Call	N/R	628
27	0.000%, 1/01/56, 144A (8)	No Opt. Call	N/R	609
27	0.000%, 1/01/57, 144A (8)	No Opt. Call	N/R	588
26	0.000%, 1/01/58, 144A (8)	No Opt. Call	N/R	566
26	0.000%, 1/01/59, 144A (8)	No Opt. Call	N/R	552
26	0.000%, 1/01/60, 144A (8)	No Opt. Call	N/R	531
25	0.000%, 1/01/61, 144A (8)	No Opt. Call	N/R	508
25	0.000%, 1/01/62, 144A (8)	No Opt. Call	N/R	492
25	0.000%, 1/01/63, 144A (8)	No Opt. Call	N/R	475
25	0.000%, 1/01/64, 144A (8)	No Opt. Call	N/R	463
24	0.000%, 1/01/65, 144A (8)	No Opt. Call	N/R	444
24	0.000%, 1/01/66, 144A (8)	No Opt. Call	N/R	417
314	0.000%, 1/01/67, 144A (8)	No Opt. Call	N/R	5,044
1,650	Public Finance Authority of Wisconsin, Education Revenue Bonds, Carolina International School, Series 2013A, 7.000%, 8/01/43, 144A	8/23 at 100.00	BB+	1,819,174
	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Cottonwood Classical Preparatory School in Albuquerque, New Mexico, Series 2012A:
1,610	6.000%, 12/01/32 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R (7)	1,762,837
5,000	6.250%, 12/01/42 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R (7)	5,495,300
3,845	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2016, 4.000%, 8/01/35 (AMT)	8/26 at 100.00	N/R	3,844,808
	Public Finance Authority of Wisconsin, Health Care Facilities Revenue Bonds, Appalachian Regional Healthcare System Obligated Group, Series 2021A:
585	4.000%, 7/01/46	1/31 at 100.00	BBB	653,702
1,675	4.000%, 7/01/51	1/31 at 100.00	BBB	1,861,600
1,925	Public Finance Authority of Wisconsin, Health Care Facilities Revenue Bonds, Blue Ridge HealthCare, Refunding Series 2020A, 4.000%, 1/01/45	1/30 at 100.00	A	2,171,920
101

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Hospital Revenue Bonds, Renown Regional Medical Center Project, Refunding Series 2020A:
$ 29,070	3.000%, 6/01/45 – AGM Insured (UB) (4)	6/30 at 100.00	AA	30,427,860
10,930	3.000%, 6/01/45 (UB) (4)	6/30 at 100.00	A+	11,258,993
8,000	Public Finance Authority of Wisconsin, Hospital Revenue Bonds, WakeMed, Series 2019A, 4.000%, 10/01/49	4/29 at 100.00	A+	8,955,520
14,000	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017, 6.750%, 12/01/42, 144A	12/27 at 100.00	N/R	16,079,420
2,735	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Gulf Coast Zoo, Series 2018A, 6.500%, 9/01/48	9/28 at 100.00	N/R	2,462,266
	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment Center, Series 2018A-1:
1,360	6.250%, 1/01/38, 144A	1/28 at 100.00	N/R	1,141,271
4,065	6.375%, 1/01/48, 144A	1/28 at 100.00	N/R	3,326,877
1,000	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment Center, Series 2018B-2, 0.000%, 1/01/49 (5)	1/28 at 100.00	N/R	660,210
13,410	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter School, Series 2018A, 5.000%, 6/15/48, 144A	6/26 at 100.00	BBB-	14,696,958
5,000	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016C, 4.300%, 11/01/30 (AMT)	5/26 at 100.00	BBB-	5,546,900
2,550	Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds, Midwest Energy Resources Company, Series 1991E, 6.900%, 8/01/21 – FGIC Insured	No Opt. Call	Aa3	2,604,570
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B:
35	4.500%, 2/15/40	2/22 at 100.00	A-	35,611
1,000	5.000%, 2/15/40	2/22 at 100.00	A-	1,031,590
18,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc, Series 2012, 5.000%, 6/01/32	6/22 at 100.00	A3	18,760,140
7,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc, Refunding 2012C, 5.000%, 8/15/32 (Pre-refunded 8/15/22)	8/22 at 100.00	N/R (7)	7,461,440
13,950	Wisconsin Health and Educational Facilities Authority, Revenus Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	AA-	14,246,437
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project Series 2014:
1,880	5.250%, 10/01/39	10/22 at 102.00	N/R	1,954,918
1,000	5.375%, 10/01/44	10/22 at 102.00	N/R	1,040,010
3,500	5.500%, 10/01/49	10/22 at 102.00	N/R	3,645,250
2,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Froedtert Health, Inc Obligated Group, Series 2017A, 4.000%, 4/01/39	4/27 at 100.00	AA	2,240,740
5,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Marshfield Clinic, Series 2016A, 5.000%, 2/15/46	2/26 at 100.00	A-	5,588,200
435	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ProHealth Care, Inc Obligated Group, Refunding Series 2015, 5.000%, 8/15/39	8/24 at 100.00	A+	485,852
102

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers Memorial Hospital, Inc, Series 2014A:
$ 2,980	5.000%, 7/01/34	7/24 at 100.00	A	3,301,780
2,100	4.350%, 7/01/36	7/21 at 100.00	A	2,111,802
1,985	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc, Series 2019, 3.125%, 12/15/49	12/29 at 100.00	AA-	2,049,254
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013:
275	5.000%, 8/15/43 (Pre-refunded 8/15/23)	8/23 at 100.00	A (7)	304,557
3,175	5.000%, 8/15/43 (Pre-refunded 8/15/23)	8/23 at 100.00	BBB+ (7)	3,516,249
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014:
5,000	5.000%, 12/01/34	12/22 at 102.00	N/R	5,206,350
4,435	5.000%, 12/01/44	12/22 at 102.00	N/R	4,596,168
4,225	5.250%, 12/01/49	12/22 at 102.00	N/R	4,390,451
9,113	Wisconsin Housing and Economic Development Authority, Homeowners Mortgage Revenue Bonds, Guaranteed Mortgage-Backed Securities Program, Pass Through Series 2017A, 2.690%, 7/01/47	10/26 at 100.00	Aaa	9,550,196
206,388	Total Wisconsin			216,187,076
	Wyoming – 0.1%
	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St John's Medical Center Project, Series 2011B:
800	5.500%, 12/01/27 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (7)	827,592
2,500	6.000%, 12/01/36 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (7)	2,594,075
3,650	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A, 7.000%, 6/01/40	6/21 at 100.00	BBB	3,688,508
6,950	Total Wyoming			7,110,175
$ 7,615,797	Total Municipal Bonds (cost $7,636,689,482)			8,158,939,899

Shares	Description (1)	Value
	COMMON STOCKS – 0.3%
	Electric Utilities – 0.3%
719,217	Energy Harbor Corp (10), (11), (12)	$ 20,348,087
	Total Common Stocks (cost $14,257,608)	20,348,087
	Total Long-Term Investments (cost $7,650,947,090)	8,179,287,986

103

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.2%
	MUNICIPAL BONDS – 0.2%
	Florida – 0.2%
$ 18,200	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project, Variable Rate Demand Obligations, Series 2019A, 6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A (13)	6/21 at 103.00	N/R	$ 17,929,002
$ 18,200	Total Short-Term Investments (cost $18,327,270)			17,929,002
	Total Investments (cost $7,669,274,360) – 104.3%			8,197,216,988
	Borrowings – (0.3)%			(27,500,000)
	Floating Rate Obligations – (5.4)%			(422,375,000)
	Other Assets Less Liabilities – 1.4%			110,244,671
	Net Assets – 100%			$ 7,857,586,659
104

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(9)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(10)	Common Stock received as part of the bankruptcy settlements during February 2020 for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35, Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34,Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33,Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32.
(11)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(12)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(13)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
LIBOR	London Inter-Bank Offered Rate
SIFMA	Securities Industry and Financial Market Association
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
105

Nuveen Intermediate Duration Municipal Bond Fund
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 95.2%
	MUNICIPAL BONDS – 94.5%
	National – 0.9%
$ 19,870	Federal Home Loan Mortgage Corporation, Multifamily Variable Rate Certificates Relating to Municpal Securities Class A Series 2019M-053, 2.550%, 6/15/35	No Opt. Call	AA+	20,730,769
18,230	Federal Home Loan Mortgage Corporation, Notes, 3.150%, 1/15/36, 144A	10/31 at 100.00	AA+	19,955,105
5,416	Freddie Mac Multi-Family ML Certificates, Series ML 05, Series 2019A, 3.400%, 1/25/36	No Opt. Call	AA+	6,150,642
4,926	Freddie Mac Multi-Family ML Certificates, Series ML 08, Series 2021, 1.877%, 7/25/37	No Opt. Call	AA+	4,906,306
	Revenue Bond Certificate Series Trust:
13,447	2.500%, 2/01/42 (Mandatory Put 11/22/22), 144A	No Opt. Call	AA+	13,877,785
25,194	2.500%, 3/01/46 (Mandatory Put 11/22/22), 144A	No Opt. Call	AA+	25,793,995
87,083	Total National			91,414,602
	Alabama – 1.6%
12,235	Alabama Public School and College Authority, Capital Improvement Pool Revenue Bonds, Refunding Series 2020A, 5.000%, 11/01/26	No Opt. Call	Aa1	15,177,517
7,630	Alabama State Port Authority, Docks Facilities Revenue Bonds, Refunding Series 2017A, 5.000%, 10/01/31 – AGM Insured (AMT)	10/27 at 100.00	AA	9,112,433
5,820	Birmingham-Jefferson Civic Center Authority, Alabama, Special Tax Bonds, Series 2018A, 4.000%, 7/01/37	7/28 at 100.00	Aa3	6,476,962
2,880	Birmingham-Jefferson Civic Center Authority, Alabama, Special Tax Bonds, Series 2018B, 5.000%, 7/01/37	7/28 at 100.00	A1	3,396,125
6,665	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 3 Series 2018A, 4.000%, 12/01/48 (Mandatory Put 12/01/23)	9/23 at 100.31	A2	7,239,390
6,675	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 4 Series 2019A-1, 4.000%, 12/01/49 (Mandatory Put 12/01/25)	9/25 at 100.38	A1	7,614,907
37,500	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2017A, 4.000%, 8/01/47 (Mandatory Put 7/01/22)	4/22 at 100.52	Aa2	39,050,250
5,085	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2021A, 1.000%, 6/01/51 (Mandatory Put 12/01/31) (WI/DD, Settling 4/19/21)	9/31 at 100.53	Aa2	6,198,275
	Chatom Industrial Development Board, Alabama, Gulf Opportunity Zone Revenue Bonds, PowerSouth Energy Cooperative, Refunding Series 2020:
1,000	5.000%, 8/01/26 – AGM Insured	No Opt. Call	AA	1,212,370
1,000	5.000%, 8/01/28 – AGM Insured	No Opt. Call	AA	1,264,690
1,000	5.000%, 8/01/30 – AGM Insured	No Opt. Call	AA	1,303,770
14,455	Lower Alabama Gas District, Alabama, Goldman Sachs Gas Project 2 Revenue Bonds, Series 2020A, 4.000%, 12/01/50 (Mandatory Put 12/01/25)	9/25 at 100.58	A2	16,475,953
1,910	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.000%, 4/15/27	4/25 at 100.00	N/R	2,019,176
106

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Alabama (continued)
	Montgomery Medical Clinic Board, Alabama, Health Care Facility Revenue Bonds, Jackson Hospital & Clinic, Series 2015:
$ 2,080	5.000%, 3/01/23	No Opt. Call	BBB-	2,222,334
3,555	5.000%, 3/01/24	No Opt. Call	BBB-	3,910,642
2,235	5.000%, 3/01/25	No Opt. Call	BBB-	2,520,253
1,725	5.000%, 3/01/26	No Opt. Call	BBB-	1,986,113
8,285	Selma Industrial Development Board, Alabama, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Refunding Series 2020A, 1.375%, 5/01/34 (Mandatory Put 6/16/25)	No Opt. Call	BBB	8,467,353
12,325	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 1, Fixed Rate Series 2018A, 4.000%, 4/01/49 (Mandatory Put 4/01/24)	1/24 at 100.27	A	13,486,754
8,405	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2, Fixed Rate Series 2018A, 4.000%, 6/01/49 (Mandatory Put 6/01/24)	3/24 at 100.29	A1	9,248,694
925	The Improvement District of the City of Mobile - McGowin Park Project, Alabama, Sales Tax Revenue Bonds, Series 2016A, 5.000%, 8/01/25	No Opt. Call	N/R	955,627
6,925	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone Bonds, Hunt Refining Project, Refunding Series 2019A, 4.500%, 5/01/32, 144A	5/29 at 100.00	N/R	7,711,888
150,315	Total Alabama			167,051,476
	Alaska – 0.1%
6,025	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	4/21 at 100.00	B3	6,114,351
	Arizona – 1.9%
2,405	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	A-	2,467,795
	Arizona Board of Regents, Univeristy of Arizona, SPEED Revenue Bonds, Stimulus Plan for Economic and Educational Development, Series 2020C Forward Delivery:
940	5.000%, 8/01/26 (WI/DD, Settling 5/12/21)	No Opt. Call	Aa3	1,142,833
1,000	5.000%, 8/01/29 (WI/DD, Settling 5/12/21)	No Opt. Call	Aa3	1,292,920
6,475	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children's Hospital, Refunding Series 2012A, 5.000%, 2/01/27	2/22 at 100.00	A1	6,724,287
	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A:
10,270	5.000%, 7/01/25	7/22 at 100.00	A1	10,764,090
16,235	5.000%, 7/01/26	7/22 at 100.00	A1	17,005,838
16,760	5.000%, 7/01/27	7/22 at 100.00	A1	17,540,848
	Arizona State, Certificates of Participation, Refunding Series 2019A:
5,570	5.000%, 10/01/26	No Opt. Call	Aa2	6,866,250
16,880	5.000%, 10/01/27	No Opt. Call	Aa2	21,291,926
12,510	5.000%, 10/01/28	No Opt. Call	Aa2	16,129,393
21,410	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2005, 2.400%, 12/01/35 (Mandatory Put 8/14/23)	No Opt. Call	A+	22,398,071
107

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 2,470	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37 (Mandatory Put 8/14/23) (AMT)	No Opt. Call	A+	2,594,809
18,100	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2019, 5.000%, 6/01/49 (Mandatory Put 6/03/24) (AMT)	No Opt. Call	A+	20,555,627
2,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/26	5/22 at 100.00	A+	2,088,640
750	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2020, 4.000%, 5/15/26	No Opt. Call	AA-	860,700
1,950	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional Schools Projects, Taxable Series 2019B, 5.000%, 7/01/39, 144A	7/29 at 100.00	BB+	2,243,475
1,010	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2019A, 4.125%, 9/01/38	9/28 at 100.00	A+	1,174,135
	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2021A:
450	5.000%, 9/01/27	No Opt. Call	A+	565,537
550	5.000%, 9/01/28	No Opt. Call	A+	705,201
765	5.000%, 9/01/31	3/31 at 100.00	A+	1,017,392
3,780	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Variable Rate Series 2019B, 0.430%, 1/01/35 (Mandatory Put 10/18/22) (SIFMA reference rate + 0.380% spread) (4)	4/22 at 100.00	AA-	3,774,406
3,255	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Variable Rate Series 2019C, 0.620%, 1/01/35 (Mandatory Put 10/18/24) (SIFMA reference rate + 0.570% spread) (4)	10/23 at 100.00	AA-	3,241,687
2,510	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Bonds, El Paso Electric Company, Refunding Series 2009A, 3.600%, 2/01/40	6/29 at 100.00	BBB+	2,743,305
	Northern Arizona University, Revenue Bonds, SPEED - Stimulus Plan Economic Educational Development Fund, Refunding Series 2020B:
3,615	5.000%, 8/01/26 – AGM Insured	No Opt. Call	AA	4,382,718
4,220	5.000%, 8/01/27 – AGM Insured	No Opt. Call	AA	5,243,064
3,975	5.000%, 8/01/28 – AGM Insured	No Opt. Call	AA	5,043,083
	Northern Arizona University, System Revenue Bonds, Refunding Series 2014:
385	5.000%, 6/01/22	No Opt. Call	A+	405,948
430	5.000%, 6/01/23	No Opt. Call	A+	471,383
2,650	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company Project, Series 2013A, 4.000%, 9/01/29	3/23 at 100.00	A-	2,769,860
655	Regional Public Transportation Authority, Arizona, Transportation Excise Tax Revenue Bonds, Maricopa County Public Transportation Fund Series 2014, 5.250%, 7/01/23	No Opt. Call	AA+	728,923
3,925	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 2015-XF2192 Formerly Tender Option Bond Trust 3284, 13.480%, 12/01/24, 144A (IF) (5)	12/21 at 100.00	AA+	4,300,426
108

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
$ 1,980	5.000%, 12/01/32	No Opt. Call	A3	2,612,056
830	5.000%, 12/01/37	No Opt. Call	A3	1,153,434
170,710	Total Arizona			192,300,060
	Arkansas – 0.5%
14,355	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2019, 4.500%, 9/01/49, 144A (AMT)	9/26 at 103.00	B-	15,606,900
11,335	Arkansas Development Finance Authority, Revenue Bonds, Baptist Memorial Health Care, Refunding Series 2020B-2, 5.000%, 9/01/44 (Mandatory Put 9/01/27)	3/27 at 100.00	BBB+	13,572,756
1,000	Arkansas State University, Student Fee Revenue Bonds, Jonesboro Campus, Series 2013, 5.000%, 12/01/33	12/23 at 100.00	A1	1,117,900
	Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax Bonds, Series 2014:
500	5.000%, 7/01/22	No Opt. Call	A+	523,980
820	5.000%, 7/01/23	No Opt. Call	A+	887,371
1,610	5.000%, 7/01/26	7/24 at 100.00	A+	1,839,473
1,485	5.000%, 7/01/28	7/24 at 100.00	A+	1,691,682
1,935	5.000%, 7/01/29	7/24 at 100.00	A+	2,204,313
1,000	5.000%, 7/01/30	7/24 at 100.00	A+	1,139,170
4,585	5.000%, 7/01/34	7/24 at 100.00	A+	5,210,669
	Pulaski County Public Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 2014:
2,125	5.000%, 12/01/25	12/24 at 100.00	A	2,430,341
1,795	5.000%, 12/01/27	12/24 at 100.00	A	2,032,837
560	Rogers, Arkansas, Sales and Use Tax Bonds, Improvement Series 2018B, 3.875%, 11/01/39	11/26 at 100.00	AA-	623,426
	University of Arkansas, Fayetteville, Various Facilities Revenue Bonds, Refunding & Improvement Series 2019A:
1,200	5.000%, 11/01/34	5/29 at 100.00	Aa2	1,519,272
1,240	5.000%, 11/01/35	5/29 at 100.00	Aa2	1,563,380
45,545	Total Arkansas			51,963,470
109

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California – 4.5%
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020A:
$ 1,225	5.000%, 6/01/31	6/30 at 100.00	A-	1,607,004
1,175	5.000%, 6/01/32	6/30 at 100.00	A-	1,533,340
635	5.000%, 6/01/33	6/30 at 100.00	A-	824,224
740	4.000%, 6/01/34	6/30 at 100.00	A-	893,802
1,050	4.000%, 6/01/35	6/30 at 100.00	A-	1,264,326
1,575	4.000%, 6/01/36	6/30 at 100.00	A-	1,887,543
375	4.000%, 6/01/37	6/30 at 100.00	A-	447,724
2,460	4.000%, 6/01/38	6/30 at 100.00	A-	2,927,794
700	4.000%, 6/01/39	6/30 at 100.00	A-	830,690
965	4.000%, 6/01/40	6/30 at 100.00	A-	1,142,280
7,130	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2011A, 3.000%, 3/01/41 (Mandatory Put 3/01/24)	9/23 at 100.00	A+	7,522,863
	California Health Facilities Financing Authority, Revenue Bonds, Children's Hospital Los Angeles, Series 2017A:
1,200	5.000%, 8/15/35	8/27 at 100.00	BBB+	1,425,000
1,845	5.000%, 8/15/36	8/27 at 100.00	BBB+	2,185,144
20,762	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2019-2, 4.000%, 3/20/33	No Opt. Call	BBB+	24,082,830
5,810	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2021-1, 3.500%, 11/20/35	No Opt. Call	BBB+	6,634,016
	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A:
5,835	3.250%, 12/31/32 – AGM Insured (AMT)	6/28 at 100.00	AA	6,326,774
4,000	5.000%, 12/31/33 (AMT)	6/28 at 100.00	BBB-	4,856,360
5,000	5.000%, 12/31/34 (AMT)	6/28 at 100.00	BBB-	6,056,350
3,530	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Refunding Series 2015B-2, 3.125%, 11/01/40 (Mandatory Put 11/03/25) (AMT)	No Opt. Call	A-	3,921,724
16,935	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Series 2015A-1, 3.375%, 7/01/25 (AMT)	No Opt. Call	A-	18,853,566
12,305	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management, Inc Project, Refunding Series 2015B-1, 3.000%, 11/01/25 (AMT)	No Opt. Call	A-	13,599,609
1,400	California State Public Works Board, Lease Revenue Bonds, California State University, Various University Projects, Series 2010B-1, 5.375%, 3/01/25	5/21 at 100.00	Aa3	1,405,264
5,425	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/29	12/24 at 100.00	BB	6,187,212
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
1,500	5.000%, 12/01/27, 144A	6/26 at 100.00	BB	1,760,865
2,695	5.000%, 12/01/31, 144A	6/26 at 100.00	BB	3,095,935
4,200	5.000%, 12/01/36, 144A	6/26 at 100.00	BB	4,758,642
110

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A:
$ 2,530	5.000%, 12/01/33, 144A	6/28 at 100.00	BB	2,994,179
3,790	5.250%, 12/01/38, 144A	6/28 at 100.00	BB	4,489,823
915	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/25	7/24 at 100.00	A-	1,033,310
15,055	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2009C-1, 5.000%, 4/01/46 (Mandatory Put 11/01/29)	No Opt. Call	AA-	19,829,392
15,040	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2009C-3, 5.000%, 4/01/45 (Mandatory Put 11/01/29)	No Opt. Call	AA-	19,809,635
215	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.500%, 7/01/22 (6)	5/21 at 100.00	N/R	204,064
6,970	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2003D, 5.000%, 5/01/33 (Mandatory Put 11/01/29)	No Opt. Call	AA-	9,180,452
5,025	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2004L, 5.000%, 4/01/38 (Mandatory Put 11/01/29)	No Opt. Call	AA-	6,618,578
	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Capital Appreciation Series 2011A:
7,475	0.000%, 11/01/26 (Pre-refunded 11/01/21)	11/21 at 66.91	AA- (7)	4,997,187
4,110	0.000%, 11/01/28 (Pre-refunded 11/01/21)	11/21 at 56.33	AA- (7)	2,313,108
	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012:
2,725	5.000%, 1/01/22 (ETM)	No Opt. Call	N/R (7)	2,819,421
2,860	5.000%, 1/01/23 (ETM)	No Opt. Call	N/R (7)	3,082,508
1,635	5.000%, 1/01/24 (Pre-refunded 1/01/23)	1/23 at 100.00	N/R (7)	1,762,203
1,325	5.000%, 1/01/25 (Pre-refunded 1/01/23)	1/23 at 100.00	N/R (7)	1,428,085
	El Dorado Union High School District, El Dorado County, California, General Obligation Bonds, Series 2020:
1,430	5.000%, 8/01/33 – AGM Insured	8/27 at 100.00	AA	1,776,074
2,200	5.000%, 8/01/34 – AGM Insured	8/27 at 100.00	AA	2,725,382
2,280	5.000%, 8/01/35 – AGM Insured	8/27 at 100.00	AA	2,823,392
26,265	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1, 3.500%, 6/01/36	6/22 at 100.00	BB	26,742,235
1,300	Grant Joint Union High School District, Sacramento County, California, General Obligation Bonds, Capital Appreciation Election 2006 Series 2008, 0.000%, 8/01/26 – AGM Insured	No Opt. Call	A1	1,219,569
	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C:
1,000	5.000%, 9/01/30	9/24 at 100.00	N/R	1,115,670
1,015	5.000%, 9/01/32	9/24 at 100.00	N/R	1,126,620
465	5.000%, 9/01/34	9/24 at 100.00	N/R	514,188
3,495	Lake Elsinore Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 90-2, Series 2007A, 4.500%, 10/01/24 – AGM Insured	5/21 at 100.00	AA	3,504,297
111

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 2,015	Las Virgenes Unified School District, Los Angeles County, California, General Obligation Bonds, 2006 Election, Series 2009B, 0.000%, 8/01/27	No Opt. Call	Aa1	1,871,814
19,145	Los Angeles County, California, Tax and Revenue Anticipation Notes, Series 2020-21, 4.000%, 6/30/21	No Opt. Call	N/R	19,329,941
13,425	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018D, 5.000%, 5/15/25 (AMT)	No Opt. Call	Aa3	15,773,167
5,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2014B, 5.000%, 7/01/43	1/24 at 100.00	Aa2	5,576,550
16,010	Los Angeles, California, General Obligation Bonds, Tax & Revenue Anticipation Notes, Series 2020, 4.000%, 6/24/21	No Opt. Call	N/R	16,153,770
	Los Angeles, California, Special Tax Bonds, Community Facilities District 4, Playa Vista Phase I, Series 2014:
1,060	5.000%, 9/01/24	No Opt. Call	A+	1,217,707
1,230	5.000%, 9/01/25	9/24 at 100.00	A+	1,409,174
985	5.000%, 9/01/26	9/24 at 100.00	A+	1,128,938
400	Menifee Union School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2016A, 5.000%, 9/01/29 – BAM Insured	9/25 at 100.00	AA	462,040
5,345	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/28 (8)	2/28 at 100.00	Aa1	6,264,393
12,565	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A, 6.125%, 11/01/29	No Opt. Call	A	16,025,778
10,105	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.125%, 11/01/29	No Opt. Call	A	12,886,906
190	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2010, 6.000%, 12/01/21	5/21 at 100.00	B+	190,469
8,010	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 6.750%, 8/01/40	8/30 at 100.00	A2	10,945,585
	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A:
1,815	0.000%, 8/01/21 – AGC Insured	No Opt. Call	AA	1,813,366
2,095	0.000%, 8/01/22 – AGC Insured	No Opt. Call	AA	2,084,714
4,085	0.000%, 8/01/23 – AGC Insured	No Opt. Call	AA	4,035,490
7,000	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Refunding Series 2011, 6.000%, 10/01/25 – AGM Insured	10/21 at 100.00	AA	7,187,460
5,350	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/34	No Opt. Call	AA-	4,114,043
2,410	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 4.000%, 10/01/37 – AGM Insured	10/24 at 100.00	AA	2,572,675
	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B:
2,115	0.000%, 10/01/34	No Opt. Call	A	1,535,723
2,000	0.000%, 10/01/36	No Opt. Call	A	1,356,120
7,000	Riverside County, California, Tax and Revenue Anticipation Notes, Series 2020, 4.000%, 6/30/21	No Opt. Call	N/R	7,068,320
112

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 14,350	San Diego Association of Governments, California, Capital Grants Receipts Revenue Bonds, Mid-Coast Corridor Transit Project, Green Series 2019B, 1.800%, 11/15/27	11/26 at 100.00	A-	14,740,894
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
5,000	5.000%, 1/15/29	1/25 at 100.00	A-	5,715,250
24,000	5.000%, 1/15/34	1/25 at 100.00	A-	27,073,680
	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A:
1,855	6.250%, 7/01/24 (ETM)	No Opt. Call	Baa2 (7)	2,047,623
3,040	6.250%, 7/01/24	No Opt. Call	Baa2	3,357,619
	University of California, General Revenue Bonds, Limited Project Series 2018O:
4,595	5.000%, 5/15/32	5/28 at 100.00	AA-	5,825,449
3,635	5.000%, 5/15/33	5/28 at 100.00	AA-	4,598,130
2,030	Victor Elementary School District, San Bernardino County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	Aa3	2,003,062
3,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 5.750%, 8/01/31 – AGC Insured	8/26 at 100.00	AA	3,744,930
	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2015A:
1,540	5.000%, 7/01/24	No Opt. Call	Baa2	1,735,441
1,415	5.000%, 7/01/25	No Opt. Call	Baa2	1,635,881
1,450	3.250%, 7/01/27	7/25 at 100.00	Baa2	1,554,531
1,435	3.500%, 7/01/28	7/25 at 100.00	Baa2	1,542,611
1,355	3.750%, 7/01/29	7/25 at 100.00	Baa2	1,462,912
2,500	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2008B, 6.000%, 8/01/25	No Opt. Call	AA-	3,060,900
420,147	Total California			469,243,309
	Colorado – 2.4%
	Arapahoe County School District 6, Littleton, Colorado, General Obligation Bonds, Series 2019A:
1,860	5.500%, 12/01/29	12/28 at 100.00	Aa1	2,478,357
1,250	5.500%, 12/01/30	12/28 at 100.00	Aa1	1,661,313
1,650	5.500%, 12/01/32	12/28 at 100.00	Aa1	2,190,359
1,250	5.500%, 12/01/33	12/28 at 100.00	Aa1	1,653,475
9,355	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/29, 144A	12/22 at 103.00	N/R	9,947,826
1,115	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2020A, 4.000%, 12/01/29	12/25 at 103.00	N/R	1,188,367
10,000	Colorado Bridge Enterprise, Revenue Bonds, Central 70 Project, Senior Series 2017, 4.000%, 6/30/51 (AMT)	12/27 at 100.00	A-	10,724,500
113

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Regis University Project, Refunding Series 2016:
$ 1,910	5.000%, 10/01/25	No Opt. Call	Baa2	2,231,300
1,235	5.000%, 10/01/30	10/25 at 100.00	Baa2	1,395,093
1,705	3.125%, 10/01/31	10/25 at 100.00	Baa2	1,757,105
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, AdventHealth Obligated Group, Series 2019A, 5.000%, 11/15/39	11/29 at 100.00	AA	6,323,400
4,045	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009B-1, 5.000%, 7/01/29 (Pre-refunded 11/09/22)	11/22 at 100.00	BBB+ (7)	4,349,831
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-1:
7,500	5.000%, 8/01/27	No Opt. Call	BBB+	9,266,475
6,730	5.000%, 8/01/28	No Opt. Call	BBB+	8,473,810
4,000	5.000%, 8/01/29	No Opt. Call	BBB+	5,116,480
5,915	5.000%, 8/01/30	8/29 at 100.00	BBB+	7,520,154
1,800	5.000%, 8/01/31	8/29 at 100.00	BBB+	2,277,720
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2:
6,475	5.000%, 8/01/27	No Opt. Call	BBB+	8,000,057
7,020	5.000%, 8/01/28	No Opt. Call	BBB+	8,838,952
1,940	5.000%, 8/01/29	No Opt. Call	BBB+	2,481,493
2,025	5.000%, 8/01/30	8/29 at 100.00	BBB+	2,574,524
5,000	5.000%, 8/01/31	8/29 at 100.00	BBB+	6,327,000
10,990	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019B-1, 5.000%, 8/01/49 (Mandatory Put 8/01/25)	2/25 at 100.00	BBB+	12,702,022
12,420	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019B-2, 5.000%, 8/01/49 (Mandatory Put 8/01/26)	2/26 at 100.00	BBB+	14,779,427
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Living Communities & Services, Series 2020A, 4.000%, 12/01/40	12/27 at 103.00	A-	2,232,100
350	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.500%, 6/01/33 (Pre-refunded 6/01/23)	6/23 at 100.00	N/R (7)	389,795
13,990	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center, Series 2016, 3.125%, 9/01/42	9/26 at 100.00	Baa1	14,323,522
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, SCL Health System, Refunding Series 2019A:
3,490	4.000%, 1/01/35	1/30 at 100.00	AA-	4,131,497
5,000	4.000%, 1/01/37	1/30 at 100.00	AA-	5,878,500
8,800	4.000%, 1/01/38	1/30 at 100.00	AA-	10,314,392
1,500	Delta County Memorial Hospital District, Colorado, Enterprise Revenue Bonds, Refunding Series 2010, 5.500%, 9/01/25	5/21 at 100.00	BB	1,504,635
11,020	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/32 (Pre-refunded 11/15/22)	11/22 at 100.00	AA- (7)	11,877,797
15,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A, 5.000%, 12/01/24 (AMT)	No Opt. Call	A+	17,342,700
114

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 10,670	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Airlines, Inc Project, Refunding Series 2017, 5.000%, 10/01/32 (AMT)	10/23 at 100.00	B	11,357,575
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016:
1,500	5.000%, 12/01/31	12/26 at 100.00	Baa2	1,735,800
500	5.000%, 12/01/32	12/26 at 100.00	Baa2	576,970
625	5.000%, 12/01/33	12/26 at 100.00	Baa2	718,888
	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado Urban Redevelopement Area, Series 2018A:
1,950	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	2,103,114
820	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	883,698
	El Paso County School District 20, Academy, Colorado, General Obligation Bonds, Refunding Series 2010:
2,215	5.000%, 12/15/21	No Opt. Call	Aa1	2,290,310
1,530	5.000%, 12/15/22	12/21 at 100.00	Aa1	1,581,576
2,750	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2020A, 5.000%, 12/15/27	No Opt. Call	Aa1	3,511,982
3,467	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A, 5.125%, 12/01/31	12/21 at 103.00	N/R	3,610,256
540	Peak Metropolitan District 1, Colorado Springs, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2021A, 4.000%, 12/01/35, 144A	3/26 at 103.00	N/R	559,626
900	Prairie Center Metropolitan District 7, Brighton, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2020, 4.125%, 12/15/36	12/25 at 103.00	N/R	962,595
1,070	Pueblo County School District 60, Pueblo, Colorado, General Obligation Bonds, Refunding Series 2009, 5.000%, 12/15/22	No Opt. Call	Aa2	1,157,975
	Regional Transportation District, Colorado, Private Activity Bonds, Denver Transit Partners Eagle P3 Project, Series 2020A:
600	5.000%, 1/15/28	No Opt. Call	A-	740,961
550	5.000%, 7/15/28	No Opt. Call	A-	685,439
750	5.000%, 1/15/29	No Opt. Call	A-	942,550
500	5.000%, 7/15/29	No Opt. Call	A-	632,854
555	5.000%, 1/15/30	No Opt. Call	A-	708,078
445	5.000%, 7/15/30	No Opt. Call	A-	572,156
1,000	5.000%, 1/15/31	No Opt. Call	A-	1,296,154
8,000	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Fastracks Project, Refunding Green Series 2021B, 5.000%, 11/01/28	No Opt. Call	AA+	10,365,758
1,000	Spring Mesa Metropolitan District, Jefferson County, Colorado, General Obligation Bonds, Refunding Series 2015, 3.750%, 12/01/44 – AGC Insured	12/25 at 100.00	AA	1,060,770
730	Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado, General Obligation Limited Bonds, Series 2021A-1, 5.000%, 12/01/41	3/26 at 103.00	N/R	794,635
216,007	Total Colorado			251,103,698
115

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Connecticut – 1.9%
$ 3,890	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare Issue, Series 2020A, 4.000%, 7/01/36	1/30 at 100.00	A+	4,456,423
1,920	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare Issue, Series 2020B-1, 5.000%, 7/01/53 (Mandatory Put 1/01/25)	10/24 at 100.93	A+	2,224,838
5,570	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare Issue, Series 2020B-2, 5.000%, 7/01/53 (Mandatory Put 1/01/27)	10/26 at 100.87	A+	6,828,486
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nuvance Health Series 2019A:
4,045	4.000%, 7/01/34	7/29 at 100.00	A-	4,600,985
10,470	4.000%, 7/01/35	7/29 at 100.00	A-	11,861,986
5,000	4.000%, 7/01/36	7/29 at 100.00	A-	5,637,707
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2021L-1:
700	4.000%, 7/01/26 (WI/DD, Settling 4/06/21)	No Opt. Call	BBB+	808,277
700	4.000%, 7/01/27 (WI/DD, Settling 4/06/21)	No Opt. Call	BBB+	822,560
700	4.000%, 7/01/28 (WI/DD, Settling 4/06/21)	No Opt. Call	BBB+	832,766
600	4.000%, 7/01/29 (WI/DD, Settling 4/06/21)	No Opt. Call	BBB+	720,432
21,040	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 1999-U1, 2.000%, 7/01/33 (Mandatory Put 2/08/22)	No Opt. Call	AAA	21,367,172
17,020	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2010A-4, 2.000%, 7/01/49 (Mandatory Put 2/08/22)	No Opt. Call	AAA	17,284,661
11,190	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2014A, 1.100%, 7/01/48 (Mandatory Put 2/07/23)	No Opt. Call	AAA	11,364,340
14,285	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2016A-1, 1.450%, 7/01/42 (Mandatory Put 7/01/22)	No Opt. Call	AAA	14,514,703
3,370	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2016A-2, 2.000%, 7/01/42 (Mandatory Put 7/01/26)	No Opt. Call	AAA	3,590,735
8,610	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2017B-2, 0.550%, 7/01/37 (Mandatory Put 7/03/23)	No Opt. Call	AAA	8,616,113
7,705	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Health Issue, Series 2014D, 1.800%, 7/01/49 (Mandatory Put 7/01/24)	1/24 at 100.00	AA-	7,996,634
1,170	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2018D-1, 4.000%, 11/15/38	11/27 at 100.00	AAA	1,301,063
1,105	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2019B-1, 3.300%, 11/15/39	11/28 at 100.00	AAA	1,176,571
1,540	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2019E-1, 2.850%, 11/15/39	11/28 at 100.00	AAA	1,616,969
5,835	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2019F-1, 2.750%, 11/15/37	11/28 at 100.00	AAA	6,116,189
	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2020A-1:
3,500	2.450%, 5/15/38	5/29 at 100.00	AAA	3,577,245
9,350	3.500%, 11/15/45	5/29 at 100.00	AAA	10,410,757
116

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
$ 5,000	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2020D-1, 2.350%, 11/15/40	5/30 at 100.00	AAA	5,053,100
12,435	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2020E-3, 1.850%, 5/15/38	5/30 at 100.00	AAA	12,127,295
855	Connecticut State, General Obligation Bonds, Refunding Series 2012C, 5.000%, 6/01/22	No Opt. Call	Aa3	902,752
1,360	Connecticut State, General Obligation Bonds, Refunding Series 2018C, 5.000%, 6/15/22	No Opt. Call	Aa3	1,438,513
15,000	Connecticut State, General Obligation Bonds, Refunding Series 2020B, 5.000%, 1/15/22	No Opt. Call	Aa3	15,566,400
2,580	Connecticut State, General Obligation Bonds, Series 2013E, 5.000%, 8/15/22	No Opt. Call	Aa3	2,749,325
5,035	Connecticut State, General Obligation Bonds, Series 2020A, 5.000%, 1/15/22	No Opt. Call	Aa3	5,225,122
1,790	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Refunding Series 20168C, 5.000%, 10/01/23	No Opt. Call	A+	1,998,123
	Stratford, Connecticut, General Obligation Bonds, Series 2014:
410	5.000%, 12/15/24 (Pre-refunded 12/15/22)	12/22 at 100.00	AA- (7)	443,563
580	5.000%, 12/15/26 (Pre-refunded 12/15/22)	12/22 at 100.00	AA- (7)	627,479
184,360	Total Connecticut			193,859,284
	Delaware – 0.2%
12,440	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, NRG Energy Project, Refunding Series 2020A, 1.250%, 10/01/45 (Mandatory Put 10/01/25)	10/25 at 100.00	BBB-	12,394,967
1,000	Delaware Health Facilities Authority, Revenue Bonds, Bayhealth Medical Center Project, Series 2017A, 4.000%, 7/01/35	7/27 at 100.00	AA	1,128,960
	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013:
1,100	4.000%, 7/01/22 (ETM)	No Opt. Call	AA- (7)	1,152,393
3,995	5.000%, 7/01/28 (Pre-refunded 7/01/23)	7/23 at 100.00	AA- (7)	4,407,923
18,535	Total Delaware			19,084,243
	District of Columbia – 1.1%
3,880	District of Columbia Student Dormitory Revenue Bonds, Provident Group - Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/30	10/22 at 100.00	BB-	3,889,312
3,710	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	A-	4,116,505
159,565	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 0.000%, 6/15/46	5/21 at 21.31	N/R	33,917,136
11,500	District of Columbia, Income Tax Secured Revenue Bonds, Refunding Series 2020B, 5.000%, 10/01/27	No Opt. Call	AAA	14,605,460
3,500	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B, 4.000%, 10/01/37	10/29 at 100.00	A-	4,032,910
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Projects, Refunding First Senior Lien Series 2019A:
1,250	5.000%, 10/01/33	10/28 at 100.00	A	1,526,700
1,750	5.000%, 10/01/34	10/28 at 100.00	A	2,130,170
2,000	5.000%, 10/01/35	10/28 at 100.00	A	2,428,320
117

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	District of Columbia (continued)
$ 8,475	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2016A, 4.000%, 10/01/35 (AMT)	10/26 at 100.00	Aa3	9,484,627
	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2018A:
5,515	5.000%, 10/01/26 (AMT)	No Opt. Call	Aa3	6,728,576
4,150	5.000%, 10/01/28 (AMT)	No Opt. Call	Aa3	5,258,174
4,155	5.000%, 10/01/29 (AMT)	10/28 at 100.00	Aa3	5,211,326
	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2020A Forward Delivery:
7,000	5.000%, 10/01/21 (AMT)	No Opt. Call	Aa3	7,160,580
10,000	5.000%, 10/01/22 (AMT)	No Opt. Call	Aa3	10,691,400
5,225	5.000%, 10/01/23 (AMT)	No Opt. Call	Aa3	5,811,767
1,250	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Series 2018, 5.000%, 7/01/25	No Opt. Call	AA-	1,480,388
232,925	Total District of Columbia			118,473,351
	Florida – 4.0%
4,170	Alachua County Health Facilities Authority, Florida, Health Facilties Revenue Bonds, Shands Teaching Hospital & Clinics, Inc at the University of Florida Project, Refunding Series 2019B-2, 5.000%, 12/01/37 (Mandatory Put 12/01/26)	6/26 at 100.00	A	4,984,443
12,835	Broward County School Board, Florida, Certificates of Participation, Series 2015A, 5.000%, 7/01/25	No Opt. Call	Aa3	15,129,770
	Broward County, Florida, Airport System Revenue Bonds, Series 2015A:
10,000	5.000%, 10/01/34 (AMT)	10/25 at 100.00	A1	11,625,000
15,135	5.000%, 10/01/35 (AMT)	10/25 at 100.00	A1	17,565,832
3,110	Broward County, Florida, Port Facilities Revenue Bonds, Series 2019B, 2.250%, 9/01/29 (AMT)	No Opt. Call	A1	3,062,852
	Cape Coral, Florida, Utility Improvement Assessment Bonds, Refunding Various Areas Series 2017:
920	2.250%, 9/01/23 – AGM Insured	No Opt. Call	AA	963,498
1,370	2.500%, 9/01/24 – AGM Insured	No Opt. Call	AA	1,466,667
1,315	2.750%, 9/01/25 – AGM Insured	No Opt. Call	AA	1,441,556
915	2.750%, 9/01/26 – AGM Insured	No Opt. Call	AA	1,006,967
685	3.000%, 9/01/27 – AGM Insured	No Opt. Call	AA	766,618
	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2015:
9,685	5.000%, 10/01/32	10/25 at 100.00	A+	11,486,991
7,325	5.000%, 10/01/33	10/25 at 100.00	A+	8,680,711
2,030	Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, Franklin Academy Projects, Series 2020, 5.000%, 12/15/35, 144A	7/26 at 100.00	N/R	2,226,240
	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds, Series 2015A-1:
16,445	5.000%, 6/01/22	12/21 at 100.00	AA	16,966,142
14,640	5.000%, 6/01/25	12/24 at 100.00	AA	17,030,419
118

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,600	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/21	No Opt. Call	AA	1,612,112
	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges University, Refunding Series 2013:
1,390	4.750%, 11/01/23	No Opt. Call	BB+	1,436,579
1,860	6.000%, 11/01/33	11/23 at 100.00	BB+	2,001,174
1,000	Davie, Florida, Educational Facilities Revenue Bonds, Nova Southeastern University Project, Series 2013A, 6.000%, 4/01/42 (Pre-refunded 4/01/23)	4/23 at 100.00	A- (7)	1,114,210
	Florida Department of Transportation, Full Faith and Credit Right-of-Way Acquisition and Bridge Construction Bonds, Refunding Series 2021A:
13,450	5.000%, 7/01/26 (WI/DD, Settling 4/08/21)	No Opt. Call	AAA	16,552,506
14,125	5.000%, 7/01/27 (WI/DD, Settling 4/08/21)	No Opt. Call	AAA	17,852,768
370	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2017A, 5.000%, 6/15/27, 144A	6/26 at 100.00	N/R	391,264
1,155	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Mater Academy Projects, Series 2020A, 5.000%, 6/15/35	6/27 at 100.00	BBB	1,328,816
30,000	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Brightline Passenger Rail Project, Green Series 2019B, 7.375%, 1/01/49, 144A (AMT)	1/24 at 107.00	N/R	29,587,500
	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
44,460	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	5/21 at 104.00	N/R	43,349,389
30,650	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	5/21 at 104.00	N/R	29,600,237
3,275	Florida Governmental Utility Authority, Utility Revenue Bonds, Lake Aqua Utility System, Series 2013A, 4.250%, 10/01/33	10/22 at 100.00	A	3,447,691
2,755	Florida Governmental Utility Authority, Utility Revenue Bonds, Pasco Aqua Utility System, Series 2013A, 4.250%, 10/01/33 (Pre-refunded 10/01/22)	10/22 at 100.00	A3 (7)	2,922,917
	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2016:
1,250	5.000%, 4/01/32	4/26 at 100.00	A-	1,431,625
1,750	5.000%, 4/01/33	4/26 at 100.00	A-	1,999,217
5,965	5.000%, 4/01/34	4/26 at 100.00	A-	6,798,191
4,290	5.000%, 4/01/35	4/26 at 100.00	A-	4,882,234
2,450	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2017-1, 3.600%, 7/01/37	1/27 at 100.00	Aaa	2,615,350
4,045	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2018-2, 4.050%, 7/01/38	1/28 at 100.00	Aaa	4,387,895
6,625	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2019-1, 3.000%, 7/01/39	7/28 at 100.00	Aaa	6,876,949
4,195	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Social Series 2021-1, 2.000%, 7/01/41	1/30 at 100.00	Aaa	4,041,738
1,145	Florida Municipal Power Agency, Power Supply Revenue Bonds, All Requirements Project, Refunding Series 2016A, 5.000%, 10/01/30	10/26 at 100.00	AA-	1,391,851
119

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 9,955	Florida State Department of Transportation, Federal Highway Reimbursement Revenue Bonds, Indirect GARVEES Series 2021A, 5.000%, 7/01/26	No Opt. Call	AA	12,099,622
11,806	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Refunding Series 2012, 2.025%, 11/15/26 (Mandatory Put 11/15/22)	8/22 at 101.00	N/R	12,088,812
1,940	Jacksonville, Florida, Special Revenue Bonds, Series 20120C, 5.000%, 10/01/24	10/22 at 100.00	AA	2,075,955
5,085	JEA, Florida, Electric System Revenue Bonds, Subordinated Series Three 2020A, 5.000%, 10/01/27	No Opt. Call	AA	6,388,489
7,005	Lee County, Florida, Airport Revenue Bonds, Refunding Series 2011A, 5.375%, 10/01/32 – AGM Insured (AMT)	8/21 at 100.00	AA	7,112,527
6,000	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2015A, 5.000%, 4/01/35	4/25 at 100.00	A-	6,844,440
5,560	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2018A, 5.000%, 4/01/53	4/28 at 100.00	A-	6,532,222
	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2014B:
2,705	5.000%, 7/01/24	No Opt. Call	A	3,082,699
1,415	5.000%, 7/01/27	7/24 at 100.00	A	1,609,647
5,175	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2012A, 5.000%, 10/01/22 (AMT)	No Opt. Call	A2	5,524,778
5,015	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition, Series 2010E, 5.250%, 4/01/30	4/21 at 100.00	AA	5,026,133
	Orlando, Florida, Tourist Development Tax Revenue Bonds, 6th Cent Contract Payments, Refunding Senior Series 2017A:
4,000	5.000%, 11/01/32 – AGM Insured	11/27 at 100.00	AA	4,962,400
2,015	5.000%, 11/01/34 – AGM Insured	11/27 at 100.00	AA	2,490,379
1,000	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding & Improvement Series 2019A-1, 5.000%, 10/01/44	10/29 at 100.00	BBB+	1,224,370
2,525	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/31 (Pre-refunded 12/01/24)	12/24 at 100.00	N/R (7)	2,945,059
4,235	Palm Beach County School Board, Florida, Certificates of Participation, Series 2014B, 5.000%, 8/01/22	No Opt. Call	Aa3	4,505,024
	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Refunding Series 2011:
175	5.000%, 10/01/25 (Pre-refunded 10/01/21)	10/21 at 100.00	N/R (7)	179,120
9,825	5.000%, 10/01/25	10/21 at 100.00	AA+	10,055,396
4,830	South Florida Water Management District, Certificates of Participation, Series 2015, 5.000%, 10/01/33	4/26 at 100.00	AA	5,754,172
1,700	Tampa, Florida, Capital Improvement Cigarette Tax Allocation Bonds, H Lee Moffitt Cancer Center Project, Series 2020A, 0.000%, 9/01/34	9/30 at 86.77	A+	1,184,696
120

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Tampa, Florida, Cigarette Tax Allocation Bonds, H Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A:
$ 645	5.000%, 9/01/22	No Opt. Call	A+	687,106
2,850	5.000%, 9/01/23	9/22 at 100.00	A+	3,033,283
1,280	3.125%, 9/01/24	9/22 at 100.00	A+	1,326,413
1,290	5.000%, 9/01/25	9/22 at 100.00	A+	1,368,445
1,500	5.000%, 9/01/27	9/22 at 100.00	A+	1,585,995
2,000	5.000%, 9/01/28	9/22 at 100.00	A+	2,110,880
6,150	4.000%, 9/01/33	9/22 at 100.00	A+	6,349,014
386,066	Total Florida			418,172,995
	Georgia – 1.7%
	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B:
1,500	5.000%, 1/01/28	1/22 at 100.00	Aa3	1,553,040
1,650	5.000%, 1/01/37	1/22 at 100.00	Aa3	1,705,968
	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Refunding Subordinate Lien Series 2014A:
11,070	5.000%, 1/01/27	1/24 at 100.00	Aa3	12,433,381
4,280	5.000%, 1/01/29	1/24 at 100.00	Aa3	4,798,394
6,750	5.000%, 1/01/30	1/24 at 100.00	Aa3	7,563,645
14,810	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2018C, 4.000%, 11/01/37	11/27 at 100.00	Aa2	17,309,928
2,215	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company Vogtle Plant, First Series 2008, 1.650%, 11/01/48 (Mandatory Put 6/18/21)	No Opt. Call	A-	2,221,047
	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Revenue Bonds, Memorial Health University Medical Center, Inc, Refunding & Improvement Series 2012A:
3,340	5.000%, 1/01/23 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (7)	3,458,804
5,560	5.000%, 1/01/24 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (7)	5,757,769
8,990	5.000%, 1/01/25 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (7)	9,309,774
14,665	Columbus Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Piedmont Health, Series 2019B, 5.000%, 7/01/54 (Mandatory Put 7/01/29)	1/29 at 100.00	AA-	18,651,974
	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2018A:
3,590	3.600%, 12/01/33	6/27 at 100.00	AAA	3,825,935
5,935	3.850%, 12/01/38	6/27 at 100.00	AAA	6,318,401
1,850	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2018B, 3.800%, 12/01/33	12/27 at 100.00	AAA	1,951,546
	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2019A:
2,910	3.050%, 12/01/34	6/28 at 100.00	AAA	3,110,266
4,000	3.350%, 12/01/39	6/28 at 100.00	AAA	4,284,840
8,285	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2019B, 2.950%, 12/01/39	12/28 at 100.00	AAA	8,698,919
121

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$ 6,355	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Sub Series 2015A-1, 3.700%, 12/01/35	12/24 at 100.00	AAA	6,675,483
10,000	Georgia State, General Obligation Bonds, Series 2018A, 5.000%, 7/01/28	No Opt. Call	AAA	12,948,000
26,600	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019B, 4.000%, 8/01/49 (Mandatory Put 12/02/24)	9/24 at 100.43	Aa1	29,613,514
10,620	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019C, 4.000%, 3/01/50 (Mandatory Put 9/01/26)	6/26 at 100.50	A3	12,245,391
2,785	Municipal Gas Authority of Georgia, Gas Revenue Bonds, Gas Portfolio III Project, Series 2014U, 5.000%, 10/01/21	No Opt. Call	AA-	2,850,141
157,760	Total Georgia			177,286,160
	Guam – 0.0%
4,060	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43 (Pre-refunded 7/01/23)	7/23 at 100.00	A- (7)	4,524,870
	Hawaii – 0.7%
8,310	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc and Subsidiary Projects, Refunding Series 2019, 3.200%, 7/01/39	7/29 at 100.00	Baa2	8,891,617
10,785	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc and Subsidiary Projects, Series 2017A, 3.100%, 5/01/26 (AMT)	No Opt. Call	A-	11,760,827
	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health Systems, Series 2015A:
5,500	5.000%, 7/01/26	7/25 at 100.00	AA-	6,488,405
4,510	5.000%, 7/01/27	7/25 at 100.00	AA-	5,293,612
7,825	5.000%, 7/01/28	7/25 at 100.00	AA-	9,138,270
9,180	5.000%, 7/01/29	7/25 at 100.00	AA-	10,666,701
15,450	HAWAIIAN ELECTRIC COMPANY INC and Its Subsidiaries, Special Purpose Revenue Bonds, Deparment of Budget and Finance of the State of Hawaii, Series 2015, 3.250%, 1/01/25 (AMT)	No Opt. Call	A-	16,657,417
61,560	Total Hawaii			68,896,849
	Idaho – 0.2%
560	Boise City, Idaho, Airport Revenue Bonds, Aircraft Maintenance Facilities Project, Subordinate Series 2015, 3.750%, 9/01/32 (AMT)	9/25 at 100.00	A2	601,748
3,100	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke's Health System Project, Series 2014A, 4.125%, 3/01/37	3/24 at 100.00	A-	3,257,666
1,000	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Victory Charter School, Inc Project, Refunding Series 2016A, 5.000%, 7/01/39	7/26 at 100.00	BBB-	1,096,050
1,760	Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2019C, 2.900%, 7/01/39	1/29 at 100.00	Aa1	1,836,507
	Madison County School District 321, Idaho, General Obligation Bonds, Sales Tax and Credit Enhancement Guaranty, Refunding Series 2014B:
2,595	5.000%, 8/15/21	No Opt. Call	Aaa	2,640,776
2,710	5.000%, 8/15/22	No Opt. Call	Aaa	2,888,643
122

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Idaho (continued)
$ 12,005	Nez Perce County, Idaho, Pollution Control Revenue Bonds, Potlatch Corporation Project, Refunding Series 2016, 2.750%, 10/01/24	No Opt. Call	BBB-	12,421,934
23,730	Total Idaho			24,743,324
	Illinois – 10.1%
1,850	Bartlett, Illinois, Tax Increment Revenue Bonds, Barlett Quarry Redev Project, Senior Lien Series 2016, 4.000%, 1/01/24	1/22 at 100.00	N/R	1,855,384
4,700	Berwyn, Cook County, Illinois, General Obligation Bonds, Series 2014A, 5.000%, 12/01/34	12/24 at 100.00	BBB	4,987,781
	Bolingbrook, Will and DuPage Counties, Illinois, General Obligation Bonds, Refunding Series 2013A:
2,800	0.000%, 1/01/30 (Pre-refunded 7/01/23)	7/23 at 72.73	A2 (7)	2,024,064
2,550	0.000%, 1/01/31 (Pre-refunded 7/01/23)	7/23 at 68.95	A2 (7)	1,747,515
2,760	0.000%, 1/01/32 (Pre-refunded 7/01/23)	7/23 at 65.29	A2 (7)	1,790,992
4,000	0.000%, 1/01/33 (Pre-refunded 7/01/23)	7/23 at 61.69	A2 (7)	2,452,680
	Cary, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2016:
429	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	441,492
444	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	464,770
952	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	1,015,165
1,040	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	1,106,581
959	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	1,016,214
	Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016:
585	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	602,035
610	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	638,536
944	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	1,006,634
1,411	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	1,501,332
1,436	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	1,521,672
29,585	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A-	35,365,909
	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2017:
1,860	5.000%, 4/01/33	4/27 at 100.00	A-	2,166,082
1,000	5.000%, 4/01/42	4/27 at 100.00	A-	1,141,970
1,150	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2018, 5.000%, 4/01/37	4/28 at 100.00	A-	1,351,423
10,900	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017B, 7.000%, 12/01/42, 144A	12/27 at 100.00	BB-	13,951,237
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017C:
3,125	5.000%, 12/01/27	No Opt. Call	BB	3,747,250
12,385	5.000%, 12/01/30	12/27 at 100.00	BB	14,684,771
2,600	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017D, 5.000%, 12/01/31	12/27 at 100.00	BB	3,070,600
8,925	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017H, 5.000%, 12/01/36	12/27 at 100.00	BB	10,384,862
123

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018A:
$ 9,745	4.000%, 12/01/21	No Opt. Call	BB	9,976,346
5,795	4.000%, 12/01/22	No Opt. Call	BB	6,101,034
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018C:
1,200	5.000%, 12/01/22	No Opt. Call	BB	1,283,076
2,885	5.000%, 12/01/23	No Opt. Call	BB	3,184,059
2,300	5.000%, 12/01/24	No Opt. Call	BB	2,605,900
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2019A:
1,860	0.000%, 12/01/25	No Opt. Call	BB	1,720,574
2,545	0.000%, 12/01/26	No Opt. Call	BB	2,277,342
4,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2021B, 5.000%, 12/01/31	12/30 at 100.00	BB	4,955,732
19,585	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2017A, 7.000%, 12/01/46, 144A	12/27 at 100.00	BB-	24,902,132
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2021A:
1,000	5.000%, 12/01/33	12/30 at 100.00	BB	1,228,262
5,300	5.000%, 12/01/36	12/30 at 100.00	BB	6,454,735
5,950	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Second Lien Series 2020A, 5.000%, 12/01/45	12/29 at 100.00	A+	7,258,464
	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011:
3,530	5.250%, 12/01/25 (Pre-refunded 12/01/21)	12/21 at 100.00	AA (7)	3,649,561
3,235	5.250%, 12/01/26 (Pre-refunded 12/01/21)	12/21 at 100.00	AA (7)	3,344,569
	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Refunding Senior Lien Series 2015A:
5,710	5.000%, 1/01/33 (AMT)	1/25 at 100.00	A	6,532,468
4,225	5.000%, 1/01/34 (AMT)	1/25 at 100.00	A	4,823,514
	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Senior Lien Series 2018B:
2,500	5.000%, 1/01/36	1/29 at 100.00	A	3,069,725
3,000	5.000%, 1/01/37	1/29 at 100.00	A	3,672,030
4,000	5.000%, 1/01/38	1/29 at 100.00	A	4,882,800
17,615	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB+	21,204,585
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
2,080	5.000%, 1/01/23 (ETM)	No Opt. Call	N/R (7)	2,252,058
4,745	5.000%, 1/01/23	No Opt. Call	BBB+	5,058,455
7,600	5.000%, 1/01/24	No Opt. Call	BBB+	8,363,192
4,440	5.000%, 1/01/25	No Opt. Call	BBB+	5,020,663
2,025	5.000%, 1/01/26	No Opt. Call	BBB+	2,344,403
124

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 1,525	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.000%, 12/01/24	12/23 at 100.00	A+	1,679,452
	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C:
2,830	5.000%, 11/15/21	No Opt. Call	A+	2,913,428
2,400	5.000%, 11/15/22	No Opt. Call	A+	2,584,776
2,260	Cook County, Illinois, General Obligation Bonds, Refunding Series 2016A, 5.000%, 11/15/21	No Opt. Call	A+	2,326,625
	Cook County, Illinois, General Obligation Bonds, Refunding Series 2021A:
3,900	5.000%, 11/15/26	No Opt. Call	A+	4,777,948
2,000	5.000%, 11/15/27	No Opt. Call	A+	2,505,052
3,345	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2021A, 4.000%, 11/15/39	11/30 at 100.00	AA-	3,916,170
	Effingham and Clay Counties Community Unit School District Number 40, Effingham, Illinois, General Obligation Bonds, School Series 2019A:
1,000	4.000%, 12/01/30 – BAM Insured	12/27 at 100.00	AA	1,179,940
1,000	4.000%, 12/01/34 – BAM Insured	12/27 at 100.00	AA	1,128,540
1,395	4.000%, 12/01/35 – BAM Insured	12/27 at 100.00	AA	1,561,172
1,455	4.000%, 12/01/36 – BAM Insured	12/27 at 100.00	AA	1,623,722
500	Huntley, Illinois, Special Tax Bonds, Special Service Area 10, Refunding Series 2017, 2.800%, 3/01/25 – BAM Insured	No Opt. Call	AA	530,935
	Huntley, Illinois, Special Tax Bonds, Special Service Area 9, Refunding Series 2017:
873	2.400%, 3/01/23 – BAM Insured	No Opt. Call	AA	900,028
923	2.600%, 3/01/24 – BAM Insured	No Opt. Call	AA	965,726
1,022	3.000%, 3/01/26 – BAM Insured	No Opt. Call	AA	1,106,591
1,052	3.150%, 3/01/27 – BAM Insured	3/26 at 100.00	AA	1,133,530
6,815	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2008A-2, 4.000%, 11/01/30	No Opt. Call	AA	7,661,968
7,370	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2008A-3, 5.000%, 11/01/30	No Opt. Call	AA	8,704,265
1,070	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2014, 5.000%, 8/01/23	No Opt. Call	AA	1,180,338
8,500	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2008A-1, 4.000%, 11/01/30	No Opt. Call	AA	9,558,080
3,245	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012, 5.000%, 6/01/42 (Pre-refunded 6/01/22)	6/22 at 100.00	AA (7)	3,428,570
6,400	Illinois Finance Authority, Revenue Bonds, Ann & Robert H Lurie Children's Hospital of Chicago, Refunding Series 2017, 4.000%, 8/15/39	8/27 at 100.00	AA	7,141,632
2,000	Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Series 2016, 5.000%, 3/01/30	3/26 at 100.00	AA-	2,354,480
125

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network, Series 2016C:
$ 2,400	3.625%, 2/15/32	2/27 at 100.00	AA+	2,663,160
10,000	3.750%, 2/15/34	2/27 at 100.00	AA+	11,112,600
70	4.000%, 2/15/41 (Pre-refunded 2/15/27)	2/27 at 100.00	N/R (7)	82,492
1,505	4.000%, 2/15/41 (Pre-refunded 2/15/27)	2/27 at 100.00	N/R (7)	1,773,582
32,435	4.000%, 2/15/41	2/27 at 100.00	AA+	36,175,729
13,685	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/27	9/22 at 100.00	AA+	14,513,216
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
475	5.000%, 9/01/26	9/24 at 100.00	AA+	543,419
1,205	5.000%, 9/01/27	9/24 at 100.00	AA+	1,376,375
775	5.000%, 9/01/29	9/24 at 100.00	AA+	880,447
2,450	5.000%, 9/01/34	9/24 at 100.00	AA+	2,760,489
2,825	4.625%, 9/01/39	9/24 at 100.00	AA+	3,074,589
7,015	5.000%, 9/01/42	9/24 at 100.00	AA+	7,804,468
	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013:
1,390	5.000%, 5/15/23 (Pre-refunded 5/15/22)	5/22 at 100.00	A1 (7)	1,461,599
1,120	5.000%, 5/15/25 (Pre-refunded 5/15/22)	5/22 at 100.00	A1 (7)	1,177,691
1,175	5.000%, 5/15/26 (Pre-refunded 5/15/22)	5/22 at 100.00	A1 (7)	1,235,524
	Illinois Finance Authority, Revenue Bonds, Memorial Health System, Series 2019:
2,500	5.000%, 4/01/31	4/29 at 100.00	AA-	3,123,475
1,300	5.000%, 4/01/32	4/29 at 100.00	AA-	1,618,006
4,500	5.000%, 4/01/34	4/29 at 100.00	AA-	5,559,165
7,610	5.000%, 4/01/36	4/29 at 100.00	AA-	9,350,940
5,205	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016, 5.000%, 12/01/24	No Opt. Call	A3	6,017,917
	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Refunding Series 2016A:
2,370	5.000%, 7/01/33	7/26 at 100.00	A	2,774,535
3,170	5.000%, 7/01/34	7/26 at 100.00	A	3,702,719
5,000	5.000%, 7/01/35	7/26 at 100.00	A	5,827,750
	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A:
1,000	5.000%, 11/15/27	11/25 at 100.00	A	1,178,980
1,885	5.000%, 11/15/28	11/25 at 100.00	A	2,210,294
2,000	5.000%, 11/15/29	11/25 at 100.00	A	2,332,400
2,950	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007, 5.400%, 4/01/27	5/21 at 100.00	B	2,956,077
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C:
2,215	5.000%, 8/15/35	8/25 at 100.00	A3	2,509,927
5,000	5.000%, 8/15/44	8/25 at 100.00	A3	5,589,400
126

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois FInance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc, Refunding Series 2017C:
$ 1,150	5.000%, 3/01/32	3/27 at 100.00	AA-	1,376,918
2,750	5.000%, 3/01/33	3/27 at 100.00	AA-	3,282,950
1,650	5.000%, 3/01/34	3/27 at 100.00	AA-	1,964,243
1,800	4.000%, 3/01/35	3/27 at 100.00	AA-	1,999,530
1,205	Illinois Health Facilities Authority, Revenue Bonds, Advocate Healthcare Network, Series 2003A Remarketing 07/21/16, 1.375%, 11/15/22	7/21 at 101.00	AA	1,218,243
4,005	Illinois Housing Development Authority, Revenue Bonds, Series 2019D, 2.950%, 10/01/39	4/29 at 100.00	Aaa	4,111,012
	Illinois State, General Obligation Bonds, February Series 2014:
4,060	5.000%, 2/01/23	No Opt. Call	BBB-	4,370,549
5,745	5.000%, 2/01/24	No Opt. Call	BBB-	6,393,553
4,840	5.000%, 2/01/25	2/24 at 100.00	BBB-	5,359,380
4,675	5.000%, 2/01/26	2/24 at 100.00	BBB-	5,143,949
6,050	5.000%, 2/01/27	2/24 at 100.00	BBB-	6,648,527
2,615	Illinois State, General Obligation Bonds, June Series 2016, 3.500%, 6/01/29	6/26 at 100.00	BBB-	2,821,219
	Illinois State, General Obligation Bonds, March Series 2021A:
2,750	5.000%, 3/01/25	No Opt. Call	BBB-	3,150,109
2,750	5.000%, 3/01/26	No Opt. Call	BBB-	3,220,359
1,800	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/32	5/24 at 100.00	BBB-	1,957,410
1,120	Illinois State, General Obligation Bonds, May Series 2020, 5.500%, 5/01/30	No Opt. Call	BBB-	1,431,371
12,200	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/26	No Opt. Call	BBB-	14,473,836
6,370	Illinois State, General Obligation Bonds, November Series 2017C, 5.000%, 11/01/29	11/27 at 100.00	BBB-	7,443,026
	Illinois State, General Obligation Bonds, November Series 2017D:
3,505	5.000%, 11/01/21	No Opt. Call	BBB-	3,593,747
26,610	5.000%, 11/01/23	No Opt. Call	BBB-	29,327,413
4,705	5.000%, 11/01/24	No Opt. Call	BBB-	5,319,473
5,730	5.000%, 11/01/25	No Opt. Call	BBB-	6,629,438
4,865	3.250%, 11/01/26	No Opt. Call	BBB-	5,326,640
3,925	5.000%, 11/01/26	No Opt. Call	BBB-	4,624,474
11,665	5.000%, 11/01/27	No Opt. Call	BBB-	13,905,030
5,810	5.000%, 11/01/28	11/27 at 100.00	BBB-	6,858,705
10,000	Illinois State, General Obligation Bonds, November Series 2019A, 5.000%, 11/01/22	No Opt. Call	BBB-	10,667,700
2,000	Illinois State, General Obligation Bonds, November Series 2019B, 5.000%, 11/01/30	11/29 at 100.00	BBB-	2,443,680
3,250	Illinois State, General Obligation Bonds, Refunding March Series 2021C, 4.000%, 3/01/24	No Opt. Call	BBB-	3,532,695
1,600	Illinois State, General Obligation Bonds, Refunding September Series 2018B, 5.000%, 10/01/32	10/28 at 100.00	BBB-	1,895,421
	Illinois State, General Obligation Bonds, Refunding Series 2012:
6,205	5.000%, 8/01/21	No Opt. Call	BBB-	6,294,476
15,265	5.000%, 8/01/22	No Opt. Call	BBB-	16,132,052
335	5.000%, 8/01/25	8/22 at 100.00	BBB-	352,058
127

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 2,870	Illinois State, General Obligation Bonds, Series 2012, 4.000%, 9/01/21	No Opt. Call	BBB-	2,910,352
12,210	Illinois State, General Obligation Bonds, Series 2012A, 4.000%, 1/01/22	No Opt. Call	BBB-	12,517,936
	Illinois State, General Obligation Bonds, Series 2013:
5,675	5.500%, 7/01/25	7/23 at 100.00	BBB-	6,221,446
2,835	5.500%, 7/01/26	7/23 at 100.00	BBB-	3,101,462
2,085	5.500%, 7/01/27	7/23 at 100.00	BBB-	2,272,921
7,560	5.250%, 7/01/29	7/23 at 100.00	BBB-	8,155,955
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A:
9,595	5.000%, 12/01/21	No Opt. Call	AA-	9,896,475
3,345	5.000%, 12/01/22	No Opt. Call	AA-	3,607,884
4,110	5.000%, 1/01/33	1/23 at 100.00	AA-	4,432,635
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2016A:
6,980	5.000%, 12/01/31	1/26 at 100.00	AA-	8,326,582
8,115	5.000%, 12/01/32	1/26 at 100.00	AA-	9,672,187
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2018A:
8,500	5.000%, 1/01/25	No Opt. Call	AA-	9,897,740
14,470	5.000%, 1/01/26	No Opt. Call	AA-	17,358,501
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014B:
11,000	5.000%, 1/01/36	1/24 at 100.00	AA-	12,271,600
6,115	5.000%, 1/01/37	1/24 at 100.00	AA-	6,814,862
11,670	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014D, 5.000%, 1/01/24	No Opt. Call	AA-	13,127,700
10,660	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B, 5.000%, 1/01/37	1/26 at 100.00	AA-	12,607,582
	Kane County Community Unit School District 304 Geneva, Illinois, General Obligation Bonds, Series 2007A:
1,955	9.000%, 1/01/22 – AGM Insured (ETM)	No Opt. Call	AA (7)	2,081,176
6,615	9.000%, 1/01/22 – AGM Insured	No Opt. Call	Aa2	7,042,990
285	9.000%, 1/01/23 – AGM Insured (ETM)	No Opt. Call	AA (7)	327,912
965	9.000%, 1/01/23 – AGM Insured	No Opt. Call	Aa2	1,111,033
1,210	9.000%, 1/01/25 (ETM)	No Opt. Call	AA (7)	1,585,729
3,940	9.000%, 1/01/25 – AGM Insured	No Opt. Call	Aa2	5,132,717
	Kendall, Kane, and Will Counties Community Unit School District 308 Oswego, Illinois, General Obligation Bonds, Refunding School Series 2016:
5,020	5.000%, 2/01/34	2/26 at 100.00	AA-	5,878,520
3,465	5.000%, 2/01/35	2/26 at 100.00	AA-	4,061,119
128

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	LaSalle and Bureau Counties High School District 120 LaSalle-Peru, Illinois, General Obligation Bonds, School Building Series 2017:
$ 1,140	5.000%, 12/01/24 – BAM Insured	No Opt. Call	AA	1,313,120
1,485	5.000%, 12/01/30 – BAM Insured	12/26 at 100.00	AA	1,824,159
1,165	5.000%, 12/01/31 – BAM Insured	12/26 at 100.00	AA	1,430,352
1,645	5.000%, 12/01/32 – BAM Insured	12/26 at 100.00	AA	2,017,642
1,725	5.000%, 12/01/33 – BAM Insured	12/26 at 100.00	AA	2,113,625
1,815	5.000%, 12/01/34 – BAM Insured	12/26 at 100.00	AA	2,220,544
	LaSalle County, Illinois, General Obligation Bonds, Self-Insurance Series 2019:
1,845	4.000%, 12/01/27	No Opt. Call	Aa2	2,174,056
1,925	4.000%, 12/01/28	12/27 at 100.00	Aa2	2,319,972
1,560	4.000%, 12/01/29	12/27 at 100.00	Aa2	1,865,994
	Madison County Community Unit School District 7 Edwardsville, Illinois, General Obligation Bonds, Series 2017A:
2,430	5.000%, 12/01/28	12/25 at 100.00	AA	2,895,369
2,500	5.000%, 12/01/29	12/25 at 100.00	AA	2,978,775
1,500	Madison, Macoupin, Jersey, Calhoun, Morgan, Scott, and Greene Counties Community College District 536, Illinois, General Obligation Bonds, Lewis & Clark Community College, Refunding Series 2017A, 5.000%, 11/01/31 – AGM Insured	11/26 at 100.00	AA	1,820,370
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B:
5,295	5.000%, 12/15/28	6/22 at 100.00	BBB	5,526,974
1,700	0.000%, 12/15/51	No Opt. Call	BBB	584,936
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017B:
1,810	0.000%, 12/15/37 (8)	No Opt. Call	BBB	1,483,241
9,045	0.000%, 12/15/42 (8)	6/38 at 100.00	BBB	7,398,991
6,000	0.000%, 12/15/47 (8)	6/38 at 100.00	BBB	4,839,900
1,470	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2020B, 5.000%, 6/15/42	12/30 at 100.00	BBB	1,800,191
28,515	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/29 – NPFG Insured	No Opt. Call	BBB	23,745,296
	Montgomery, Illinois, Lakewood Creek Project Special Assessment Bonds, Series 2018:
438	3.100%, 3/01/26 – BAM Insured	No Opt. Call	AA	475,677
497	3.200%, 3/01/27 – BAM Insured	No Opt. Call	AA	546,198
350	3.300%, 3/01/28 – BAM Insured	3/27 at 100.00	AA	383,061
611	3.450%, 3/01/30 – BAM Insured	3/27 at 100.00	AA	664,291
500	Morton Grove, Illinois, Tax Increment Revenue Bonds, Sawmill Station Redevelopment Project, Senior Lien Series 2019, 4.250%, 1/01/29	1/26 at 100.00	N/R	506,825
2,270	Peroia Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria County School District 150 Project, Series 2011, 0.000%, 12/01/24	No Opt. Call	A	2,161,222
1,494	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014, 5.000%, 3/01/29 – AGM Insured	3/24 at 100.00	AA	1,646,149
129

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012:
$ 295	5.000%, 10/01/23	10/22 at 100.00	Baa1	311,821
350	5.000%, 10/01/24	10/22 at 100.00	Baa1	368,907
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
7,785	5.250%, 6/01/21	No Opt. Call	A	7,844,322
12,395	5.500%, 6/01/23 (Pre-refunded 6/01/21)	6/21 at 100.00	N/R (7)	12,499,366
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2017:
3,940	5.000%, 6/01/25	No Opt. Call	A	4,598,689
5,010	5.000%, 6/01/26	No Opt. Call	A	6,010,748
3,000	5.000%, 6/01/27	6/26 at 100.00	A	3,576,960
	Round Lake, Lake County, Illinois, Special Tax Bonds, Lakewood Grove Special Service Areas 1, 3 & 4, Refunding Series 2017:
1,283	3.700%, 3/01/29 – BAM Insured	3/27 at 100.00	AA	1,423,681
1,073	3.800%, 3/01/30 – BAM Insured	3/27 at 100.00	AA	1,182,435
1,897	4.000%, 3/01/33 – BAM Insured	3/27 at 100.00	AA	2,087,022
	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitzation Bonds, Second Lien Series 2020A:
2,425	5.000%, 1/01/36	1/30 at 100.00	AA-	3,003,775
2,435	5.000%, 1/01/37 – BAM Insured	1/30 at 100.00	AA	3,023,199
	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc, Series 2013:
2,565	7.125%, 11/01/43 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (7)	3,011,028
2,415	7.625%, 11/01/48 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (7)	2,865,856
2,755	Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Southwestern Illinois Flood District Council Project, Series 2016B, 4.000%, 10/15/40	10/25 at 100.00	A-	2,982,783
	Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Southwestern Illinois Flood District Council Project, Series 2020:
935	4.000%, 4/15/34	4/30 at 100.00	AA-	1,107,208
1,225	4.000%, 10/15/35	4/30 at 100.00	AA-	1,444,349
	Springfield, Illinois, Electric Revenue Bonds, Refunding Senior Lien Series 2015:
95	5.000%, 3/01/22	No Opt. Call	A	98,937
7,805	5.000%, 3/01/33	3/25 at 100.00	A	9,032,102
13,960	5.000%, 3/01/34 – AGM Insured	3/25 at 100.00	AA	16,131,478
11,055	5.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	12,664,719
	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2012:
3,205	4.000%, 11/01/21	No Opt. Call	A	3,270,863
2,830	4.000%, 11/01/22	No Opt. Call	A	2,985,367
130

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Will and Kendall Counties Community Consolidated School District 202 Plainfield, Illinois, General Obligation Bonds, Series 2016C:
$ 9,760	5.000%, 1/01/22	No Opt. Call	Aa2	10,101,210
3,355	5.000%, 1/01/23	No Opt. Call	Aa2	3,617,864
3,295	5.000%, 1/01/24	No Opt. Call	Aa2	3,692,179
4,215	5.000%, 1/01/25	No Opt. Call	Aa2	4,877,556
5,675	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2013B, 0.000%, 1/01/30	No Opt. Call	Baa1	4,484,782
5,000	Will County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2016, 5.000%, 11/15/41 (Pre-refunded 11/15/25)	11/25 at 100.00	AA+ (7)	6,031,950
	Winnebago-Boone Counties School District 205 Rockford, Illinois, General Obligation Bonds, Series 2013:
4,070	0.000%, 2/01/25	No Opt. Call	A+	3,887,745
3,855	0.000%, 2/01/26	No Opt. Call	A+	3,611,634
948,923	Total Illinois			1,050,704,230
	Indiana – 2.8%
3,500	Indiana Finance Authority, Educational Facilities Revenue Bonds, University of Indianapolis Project, Series 2017, 5.000%, 10/01/43	4/27 at 100.00	BBB+	3,954,090
2,570	Indiana Finance Authority, Environmental Facilities Revenue Bonds, Indianapolis Power & Light Company Project, Refunding Series 2020A, 0.950%, 12/01/38 (Mandatory Put 4/01/26) (AMT)	No Opt. Call	A2	2,531,205
2,375	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2021A, 4.125%, 12/01/26	No Opt. Call	B-	2,503,475
5,790	Indiana Finance Authority, Hospital Revenue Bonds, Goshen Health, Series 2019B, 2.100%, 11/01/49 (Mandatory Put 11/01/26)	5/26 at 100.00	A-	6,082,742
12,500	Indiana Finance Authority, Hospital Revenue Bonds, Indiana Unversity Health Obligation Group, Refunding 2015B, 1.650%, 12/01/42 (Pre-refunded 1/01/22) (Mandatory Put 7/01/22)	1/22 at 100.00	AA (7)	12,639,250
	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
1,130	3.500%, 10/01/26 (Pre-refunded 10/01/23)	10/23 at 100.00	N/R (7)	1,222,524
500	5.000%, 10/01/29 (Pre-refunded 10/01/23)	10/23 at 100.00	N/R (7)	559,950
4,000	Indiana Finance Authority, Lease Appropriation Bonds, Stadium Project, Refunding Series 2015A, 5.250%, 2/01/37	8/25 at 100.00	AA+	4,747,120
5,300	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.250%, 10/01/24 – AGM Insured	10/21 at 100.00	AA	5,428,631
	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A:
735	5.000%, 10/01/22	No Opt. Call	AA	787,876
620	5.000%, 10/01/23	No Opt. Call	AA	693,898
635	5.000%, 10/01/24	No Opt. Call	AA	736,975
1,545	5.000%, 10/01/25	10/24 at 100.00	AA	1,788,971
1,710	5.000%, 10/01/26	10/24 at 100.00	AA	1,977,478
10,000	5.000%, 10/01/40	10/24 at 100.00	AA	11,399,300
131

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$ 8,000	Indiana Finance Authority, Water Utility Revenue Bonds, Citizens Energy Group Project, First Lien Series 2014A, 2.950%, 10/01/22	7/22 at 100.00	AA-	8,278,080
3,940	Indiana Housing and Community Development Authority, Single Family Mortgage Revenue Bonds, Series 2020A, 2.750%, 7/01/40	7/29 at 100.00	Aaa	4,100,673
1,470	Indiana Housing and Community Development Authority, Single Family Mortgage Revenue Bonds, Series 2021A, 2.050%, 7/01/41	7/30 at 100.00	Aaa	1,447,125
	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2013A:
2,900	5.250%, 1/01/33 (Pre-refunded 7/01/23)	7/23 at 100.00	A+ (7)	3,226,279
2,505	5.250%, 1/01/34 (Pre-refunded 7/01/23)	7/23 at 100.00	A+ (7)	2,786,838
	Indianapolis Local Public Improvement Bond Bank, Indiana, Airport Authority Project Revenue Bonds, Refunding Series 2019D:
9,005	5.000%, 1/01/25 (AMT)	No Opt. Call	A1	10,402,486
4,170	5.000%, 1/01/26 (AMT)	No Opt. Call	A1	4,953,126
11,155	5.000%, 1/01/28 (AMT)	No Opt. Call	A1	13,822,384
5,000	5.000%, 1/01/29 (AMT)	No Opt. Call	A1	6,292,300
2,800	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006, 5.500%, 7/01/21 – NPFG Insured	No Opt. Call	AA	2,835,756
5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	AA	5,541,650
	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2013A:
7,900	5.250%, 8/15/28	8/23 at 100.00	AA	8,791,357
10,000	5.250%, 8/15/29	8/23 at 100.00	AA	11,129,700
	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2017A:
12,520	5.000%, 8/15/26	No Opt. Call	AA	15,304,448
6,695	5.000%, 8/15/27	No Opt. Call	AA	8,372,031
	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A:
500	5.000%, 10/01/27	10/24 at 100.00	A+	575,260
720	5.000%, 10/01/28	10/24 at 100.00	A+	828,050
1,000	5.000%, 10/01/29	10/24 at 100.00	A+	1,150,160
1,360	5.000%, 10/01/31	10/24 at 100.00	A+	1,563,606
1,215	5.000%, 10/01/33	10/24 at 100.00	A+	1,395,476
	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
1,675	5.000%, 4/01/21	No Opt. Call	Baa3	1,675,000
940	5.000%, 4/01/22	No Opt. Call	Baa3	973,398
2,015	5.000%, 4/01/24	4/22 at 100.00	Baa3	2,097,555
132

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)
	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012:
$ 500	4.750%, 8/01/21	No Opt. Call	N/R	507,075
500	5.000%, 2/01/22	No Opt. Call	N/R	512,240
500	5.000%, 8/01/22	2/22 at 100.00	N/R	512,030
500	5.000%, 8/01/23	2/22 at 100.00	N/R	511,510
500	5.000%, 2/01/24	2/22 at 100.00	N/R	510,380
33,040	Richmond Hospital Authority, Indiana, Revenue Bonds, Reid Hospital Project, Refunding Series 2018B, 5.000%, 1/01/36	1/27 at 100.00	A-	37,508,330
	Southwest Allen Multi School Building Corporation, Allen County, Indiana, First Mortgage Bonds, Series 2020:
650	4.000%, 7/15/24	No Opt. Call	AA+	725,829
550	4.000%, 1/15/25	No Opt. Call	AA+	621,814
270	Southwind Housing Inc, Evansville, Indiana, First Mortgage Revenue Bonds, Series 1978A, 7.125%, 11/15/21 (ETM)	5/21 at 100.00	N/R (7)	281,394
	Vanderburgh County,Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014:
1,040	5.000%, 2/01/25	8/24 at 100.00	A	1,192,058
1,000	5.000%, 2/01/26	8/24 at 100.00	A	1,144,260
1,805	5.000%, 2/01/27	8/24 at 100.00	A	2,060,389
1,750	5.000%, 2/01/29	8/24 at 100.00	A	1,997,467
2,700	5.000%, 2/01/31	8/24 at 100.00	A	3,080,322
8,710	Whiting, Indiana, Environmental Facilities Refunding Revenue Bonds, BP Products North America Inc Project, Refunidng Series 2019A, 5.000%, 12/01/44 (Mandatory Put 6/05/26) (AMT)	No Opt. Call	A2	10,587,353
25,005	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc Project, Series 2015, 5.000%, 11/01/45 (Mandatory Put 11/01/22) (AMT)	No Opt. Call	A2	26,801,609
20,625	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc Project, Series 2016A, 5.000%, 3/01/46 (Mandatory Put 3/01/23) (AMT)	No Opt. Call	A2	22,382,869
255,040	Total Indiana			285,533,152
	Iowa – 0.9%
	Des Moines, Iowa, General Obligation Bonds, Refunding Capital Loan Notes Series 2021A:
1,865	5.000%, 6/01/27	No Opt. Call	AA+	2,346,396
3,770	5.000%, 6/01/29	No Opt. Call	AA+	4,948,300
10,015	Iowa Finance Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2013A, 5.250%, 2/15/44 (Pre-refunded 2/15/23)	2/23 at 100.00	AA- (7)	10,967,827
	Iowa Finance Authority, Healthcare Revenue Bonds, Genesis Health System, Series 2013A:
8,655	5.000%, 7/01/27	7/23 at 100.00	A1	9,406,254
6,840	5.000%, 7/01/28	7/23 at 100.00	A1	7,409,909
3,350	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2019, 3.125%, 12/01/22	4/21 at 103.00	BB-	3,414,286
133

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Iowa (continued)
$ 1,955	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB-	2,142,426
6,445	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)	12/22 at 103.00	BB-	7,010,355
2,000	Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Series 2019D, 2.600%, 7/01/37	1/29 at 100.00	AAA	2,042,560
	Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Series 2020A:
5,000	2.700%, 1/01/40	7/29 at 100.00	AAA	5,230,200
14,405	3.750%, 1/01/50	7/29 at 100.00	AAA	15,994,304
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
13,170	5.375%, 6/01/38	5/21 at 100.00	B-	13,350,034
2,350	5.500%, 6/01/42	5/21 at 100.00	B-	2,382,125
30	5.625%, 6/01/46	5/21 at 100.00	B-	30,410
1,940	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	5/21 at 100.00	B-	1,966,520
81,790	Total Iowa			88,641,906
	Kansas – 0.5%
14,655	Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company Project, Refunding Series 1993A, 2.950%, 12/01/23	4/23 at 101.00	A+	15,480,223
11,000	Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company Project, Refunding Series 1993B, 2.950%, 12/01/23	4/23 at 101.00	A+	11,617,100
4,335	Olathe, Kansas, General Obligation Bonds, Temporary Notes Series 2020A, 3.000%, 8/01/21	No Opt. Call	N/R	4,374,535
10,170	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc, Series 2011A-IV, 5.000%, 11/15/29 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R (7)	10,469,202
5,265	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Improvement Series 2012B, 5.000%, 9/01/37 (Pre-refunded 9/01/22)	9/22 at 100.00	A (7)	5,623,389
	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A:
1,925	5.000%, 9/01/21	No Opt. Call	A	1,961,941
660	5.000%, 9/01/22	No Opt. Call	A	702,794
1,505	5.000%, 9/01/23	No Opt. Call	A	1,669,165
49,515	Total Kansas			51,898,349
	Kentucky – 1.6%
	Ashland, Kentucky, Medical Center Revenue Bonds, Ashland Hospital Corporation d/b/a King's Daughters Medical Center Project, Refunding Series 2019:
450	4.000%, 2/01/33	2/30 at 100.00	BBB-	492,750
500	4.000%, 2/01/34	2/30 at 100.00	BBB-	545,290
180	4.000%, 2/01/35	2/30 at 100.00	BBB-	195,784
1,110	4.000%, 2/01/36	2/30 at 100.00	BBB-	1,203,318
3,200	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A, 5.000%, 6/01/37	6/27 at 100.00	Baa2	3,596,416
134

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
$ 1,875	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical Health System, Series 2015A, 4.500%, 6/01/46	6/25 at 100.00	Baa2	1,962,075
10	Kentucky Economic Development Finance Authority, Revenue Bonds, Catholic Health Initiatives, Refunding Series 2009B, 2.700%, 5/01/39 (Mandatory Put 11/10/21)	No Opt. Call	BBB+	10,111
7,000	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/28	6/21 at 100.00	A1	7,043,750
	Louisville Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Refunding Series 2014A:
1,320	5.000%, 7/01/26 (AMT)	7/24 at 100.00	A+	1,497,025
3,280	5.000%, 7/01/28 (AMT)	7/24 at 100.00	A+	3,708,630
	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A:
5,000	5.000%, 12/01/27 (Pre-refunded 6/01/22)	6/22 at 100.00	BBB+ (7)	5,276,850
10,175	5.000%, 12/01/35	6/22 at 100.00	N/R	10,738,390
3,810	5.000%, 12/01/35 (Pre-refunded 6/01/22)	6/22 at 100.00	BBB+ (7)	4,020,960
8,500	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Refunding Series 2007B, 1.650%, 6/01/33 (Mandatory Put 6/01/21)	No Opt. Call	A1	8,518,020
5,000	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 2.000%, 10/01/33 (WI/DD, Settling 4/19/21)	4/31 at 100.00	A1	4,964,874
	Murray, Kentucky, Hospital Facilities Revenue Bonds, Murray-Calloway County Public Hospital Corporation Project, Refunding Series 2016:
1,005	5.000%, 8/01/25	No Opt. Call	Ba2	1,144,484
1,060	5.000%, 8/01/26	No Opt. Call	Ba2	1,230,003
1,110	5.000%, 8/01/27	8/26 at 100.00	Ba2	1,282,194
1,165	5.000%, 8/01/28	8/26 at 100.00	Ba2	1,336,709
1,230	5.000%, 8/01/29	8/26 at 100.00	Ba2	1,399,371
2,935	5.000%, 8/01/37	8/26 at 100.00	Ba2	3,247,313
15,000	Owen County, Kentucky, Waterworks System Revenue Bonds, Kentucky-American Water Company Project, Refunding Series 2019A, 2.450%, 6/01/39 (Mandatory Put 10/01/29)	No Opt. Call	A	15,920,850
17,020	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 4/01/48 (Mandatory Put 4/01/24)	1/24 at 100.37	A2	18,660,047
24,355	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018B, 4.000%, 1/01/49 (Mandatory Put 1/01/25)	10/24 at 100.24	A2	26,955,627
11,000	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018C-1, 4.000%, 12/01/49 (Mandatory Put 6/01/25)	3/25 at 100.19	A1	12,382,370
10,235	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2019C-1, 4.000%, 2/01/50 (Mandatory Put 2/01/28)	11/27 at 100.47	A1	12,003,199
4,750	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2016A, 1.300%, 9/01/44 (Mandatory Put 9/01/27) (AMT)	No Opt. Call	A1	4,702,358
135

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
	University of Kentucky, General Receipts Bonds, Refunding Series 2018A:
$ 6,945	3.000%, 10/01/34	4/26 at 100.00	AA	7,321,558
5,000	3.125%, 10/01/37	4/26 at 100.00	AA	5,249,350
1,475	Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Refunding Series 2021A, 5.000%, 4/01/29	No Opt. Call	AA-	1,889,254
155,695	Total Kentucky			168,498,930
	Louisiana – 2.2%
	Calcasieu Parish Memorial Hospital Service District, Louisiana, Revenue Bonds, Lake Charles Memorial Hospital, Refunding Series 2019:
14,510	5.000%, 12/01/34	12/29 at 100.00	BB+	15,938,074
10,250	5.000%, 12/01/39	12/29 at 100.00	BB+	11,019,467
	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2014B:
980	5.000%, 2/01/23	No Opt. Call	AA-	1,064,946
565	5.000%, 2/01/24	No Opt. Call	AA-	637,874
805	5.000%, 2/01/25	No Opt. Call	AA-	939,564
585	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.250%, 7/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	593,518
475	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/24 – AGM Insured (Pre-refunded 6/01/22)	6/22 at 100.00	AA (7)	501,586
	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2016A:
17,490	5.000%, 6/01/25	No Opt. Call	A1	20,375,150
16,740	5.000%, 6/01/26	No Opt. Call	A1	20,056,027
	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien Series 2014A:
2,280	5.000%, 2/01/28 (Pre-refunded 2/01/24)	2/24 at 100.00	A+ (7)	2,580,208
2,850	5.000%, 2/01/29 (Pre-refunded 2/01/24)	2/24 at 100.00	A+ (7)	3,225,259
2,000	5.000%, 2/01/30 (Pre-refunded 2/01/24)	2/24 at 100.00	A+ (7)	2,263,340
18,830	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Refunding Series 2017, 3.500%, 11/01/32	11/27 at 100.00	Baa2	20,768,737
5,430	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Bonds, Loop LLC Project, Series 2007A, 1.650%, 9/01/27 (Mandatory Put 12/01/23)	No Opt. Call	A3	5,513,893
5,250	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Bonds, Loop LLC Project, Series 2013C, 1.650%, 9/01/34 (Mandatory Put 12/01/23)	No Opt. Call	A3	5,331,112
136

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017:
$ 1,290	5.000%, 5/15/28	5/27 at 100.00	A	1,582,817
1,000	5.000%, 5/15/29	5/27 at 100.00	A	1,222,300
1,155	5.000%, 5/15/30	5/27 at 100.00	A	1,402,886
1,750	5.000%, 5/15/31	5/27 at 100.00	A	2,117,552
3,210	5.000%, 5/15/42	5/27 at 100.00	A	3,765,523
1,000	Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of New Orleans, Refunding Series 2017, 5.000%, 7/01/37 (6)	7/27 at 100.00	Caa1	950,000
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2016:
25	5.000%, 5/15/30 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (7)	30,234
1,055	5.000%, 5/15/30	5/26 at 100.00	A	1,248,476
35	5.000%, 5/15/32 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (7)	42,327
3,410	5.000%, 5/15/32	5/26 at 100.00	A	4,002,760
40	5.000%, 5/15/33 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (7)	48,374
3,660	5.000%, 5/15/33	5/26 at 100.00	A	4,285,201
2,980	Louisiana Stadium and Exposition District, Revenue Bonds, Bond Anticipation Notes Series 2020, 5.000%, 7/03/23	1/23 at 100.00	AA-	3,211,516
	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
1,050	5.000%, 7/01/22	No Opt. Call	AA-	1,109,619
3,120	5.000%, 7/01/29	7/23 at 100.00	AA-	3,429,972
1,000	5.000%, 7/01/30	7/23 at 100.00	AA-	1,099,330
4,000	5.000%, 7/01/31	7/23 at 100.00	AA-	4,396,560
3,835	5.000%, 7/01/32	7/23 at 100.00	AA-	4,212,824
15,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Series 2012A-1, 4.000%, 5/01/31	5/22 at 100.00	Aa2	15,598,650
	Louisiana State, Unclaimed Property Special Revenue Bonds, Interstate 49 North Project, Series 2013:
1,165	5.000%, 9/01/29 (Pre-refunded 9/01/23)	9/23 at 100.00	A+ (7)	1,298,521
5,070	5.000%, 9/01/31 (Pre-refunded 9/01/23)	9/23 at 100.00	A+ (7)	5,651,073
4,000	5.000%, 9/01/32 (Pre-refunded 9/01/23)	9/23 at 100.00	A+ (7)	4,458,440
5,400	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012, 5.000%, 12/01/21	No Opt. Call	AA-	5,568,966
	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015:
1,000	5.000%, 12/01/22	No Opt. Call	AA-	1,076,860
870	5.000%, 12/01/23	No Opt. Call	AA-	970,737
1,020	5.000%, 12/01/24	No Opt. Call	AA-	1,173,306
480	5.000%, 12/01/25	No Opt. Call	AA-	567,821
795	5.000%, 12/01/27	12/25 at 100.00	AA-	949,564
137

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014:
$ 250	5.000%, 6/01/24	No Opt. Call	A	283,113
605	5.000%, 6/01/25	6/24 at 100.00	A	688,847
500	5.000%, 6/01/26 (Pre-refunded 6/01/24)	6/24 at 100.00	A (7)	573,235
615	5.000%, 6/01/27 (Pre-refunded 6/01/24)	6/24 at 100.00	A (7)	705,079
380	5.000%, 6/01/28 (Pre-refunded 6/01/24)	6/24 at 100.00	A (7)	435,659
580	5.000%, 6/01/29 (Pre-refunded 6/01/24)	6/24 at 100.00	A (7)	664,953
	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015:
410	5.000%, 6/01/30 (Pre-refunded 6/01/25)	6/25 at 100.00	A (7)	483,001
775	5.000%, 6/01/32 (Pre-refunded 6/01/25)	6/25 at 100.00	A (7)	912,989
1,000	5.000%, 6/01/33 (Pre-refunded 6/01/25)	6/25 at 100.00	A (7)	1,178,050
1,040	5.000%, 6/01/35 (Pre-refunded 6/01/25)	6/25 at 100.00	A (7)	1,225,172
500	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities, Refunding Series 2013B, 5.000%, 4/01/30 (Pre-refunded 4/01/23) (AMT)	4/23 at 100.00	A (7)	544,990
6,585	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory Put 6/01/22)	No Opt. Call	BBB	6,854,524
3,265	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2010B, 6.100%, 12/01/40 (Mandatory Put 3/01/30), 144A	No Opt. Call	BB-	4,090,718
3,405	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2011, 5.850%, 8/01/41 (Mandatory Put 6/01/25), 144A	No Opt. Call	BB-	3,848,127
	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Junior Lien Series 2019B:
630	3.000%, 12/01/22 – AGM Insured	No Opt. Call	AA	656,674
760	5.000%, 12/01/26 – AGM Insured	No Opt. Call	AA	935,469
1,465	5.000%, 12/01/29 – AGM Insured	12/28 at 100.00	AA	1,869,604
1,000	5.000%, 12/01/30 – AGM Insured	12/28 at 100.00	AA	1,268,720
975	5.000%, 12/01/31 – AGM Insured	12/28 at 100.00	AA	1,232,010
1,150	5.000%, 12/01/32 – AGM Insured	12/28 at 100.00	AA	1,447,769
1,630	4.000%, 12/01/33 – AGM Insured	12/28 at 100.00	AA	1,887,491
5,980	3.000%, 12/01/35 – AGM Insured	12/28 at 100.00	AA	6,444,646
2,075	4.000%, 12/01/36 – AGM Insured	12/28 at 100.00	AA	2,378,925
565	4.000%, 12/01/44 – AGM Insured	12/28 at 100.00	AA	635,292
203,595	Total Louisiana			227,526,021
	Maine – 0.4%
1,100	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43	7/23 at 100.00	BBB	1,146,145
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2016A:
4,220	4.000%, 7/01/41	7/26 at 100.00	BBB	4,310,857
5,660	4.000%, 7/01/46	7/26 at 100.00	BBB	5,730,410
138

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Maine (continued)
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
$ 1,000	6.750%, 7/01/36 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	1,015,850
3,850	6.750%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	3,911,022
1,210	6.950%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	1,229,759
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineHealth Issue, Series 2020A:
1,175	4.000%, 7/01/37	7/30 at 100.00	A+	1,383,375
1,500	4.000%, 7/01/38	7/30 at 100.00	A+	1,756,470
2,000	4.000%, 7/01/39	7/30 at 100.00	A+	2,333,320
1,590	4.000%, 7/01/40	7/30 at 100.00	A+	1,848,868
10,000	Maine State Housing Authority, Multifamily Mortgage Purchase Bonds, Series 2020B, 2.350%, 11/15/40	11/28 at 100.00	AA+	10,210,000
2,200	Maine State Housing Authority, Multifamily Mortgage Purchase Bonds, Series 2021A, 2.050%, 11/15/41	5/30 at 100.00	AA+	2,138,339
6,280	Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Series 2020D, 2.550%, 11/15/40	5/29 at 100.00	AA+	6,432,792
290	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/22	No Opt. Call	BBB+	305,425
42,075	Total Maine			43,752,632
	Maryland – 1.9%
	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2016:
1,270	3.250%, 1/01/31	1/26 at 100.00	A	1,344,562
3,365	5.000%, 1/01/37	1/26 at 100.00	A	3,816,482
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
1,760	5.000%, 9/01/27	No Opt. Call	CCC	1,809,104
2,780	5.000%, 9/01/29	9/27 at 100.00	CCC	2,851,752
1,000	5.000%, 9/01/30	9/27 at 100.00	CCC	1,022,910
1,365	5.000%, 9/01/31	9/27 at 100.00	CCC	1,393,570
145	5.000%, 9/01/34	9/27 at 100.00	CCC	147,582
1,500	5.000%, 9/01/39	9/27 at 100.00	CCC	1,519,710
	Baltimore, Maryland, Revenue Bonds, Water Projects, Series 2013A:
500	5.000%, 7/01/21	No Opt. Call	Aa2	505,860
1,000	5.000%, 7/01/26 (Pre-refunded 1/01/24)	1/24 at 100.00	Aa2 (7)	1,129,560
1,715	5.000%, 7/01/27 (Pre-refunded 1/01/24)	1/24 at 100.00	Aa2 (7)	1,937,195
2,380	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2019A, 3.750%, 9/01/39	3/28 at 100.00	Aa1	2,557,262
22,420	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2019C, 3.000%, 9/01/39	3/29 at 100.00	Aa1	23,418,138
10,275	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2020A, 2.500%, 9/01/40	3/29 at 100.00	Aa1	10,450,805
12,300	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2021A, 1.950%, 9/01/41	3/30 at 100.00	Aa1	11,793,042
139

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Maryland (continued)
$ 5,725	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Second Series 2017, 5.000%, 9/01/28	9/27 at 100.00	AAA	7,206,291
12,500	Maryland Economic Development Corporation, Pollution Control Revenue Bonds, Potomac Electric Power Company, Refunding Series 2019, 1.700%, 9/01/22	No Opt. Call	A-	12,727,500
16,255	Maryland Economic Development Corporation, Private Activity Revenue Bonds RSA, Purple Line Light Rail Project, Green Bonds, Series 2016A, 5.000%, 3/31/24 (AMT)	11/21 at 100.00	BB-	16,701,687
1,000	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, College Park Project, Refunding Series 2016, 5.000%, 6/01/28 – AGM Insured	6/26 at 100.00	AA	1,187,250
6,315	Maryland Health and HIgher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical Systems, Series 2020B-2, 5.000%, 7/01/45 (Mandatory Put 7/01/27)	1/27 at 100.00	A	7,686,997
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2016A:
780	5.000%, 7/01/32	7/26 at 100.00	BBB+	912,101
2,250	5.000%, 7/01/33	7/26 at 100.00	BBB+	2,624,198
1,650	5.000%, 7/01/34	7/26 at 100.00	BBB+	1,920,072
2,000	5.000%, 7/01/35	7/26 at 100.00	BBB+	2,323,460
1,570	5.000%, 7/01/36	7/26 at 100.00	BBB+	1,819,881
7,825	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2014, 5.250%, 7/01/25 (Pre-refunded 7/01/24)	7/24 at 100.00	N/R (7)	9,033,963
9,805	Maryland State, General Obligation Bonds, State and Local Facilities Loan, First Series 2016, 4.000%, 6/01/27	6/24 at 100.00	AAA	10,859,332
12,000	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Second Series 2020A-2, 5.000%, 8/01/28	No Opt. Call	AAA	15,536,640
19,000	Montgomery County, Maryland, General Obligation Bonds, Refunding Consolidated Public Improvement Series 2017C, 5.000%, 10/01/26	No Opt. Call	AAA	23,525,868
5,215	Montgomery County, Maryland, General Obligation Bonds, Refunding Consolidated Public Improvement Series 2020B, 4.000%, 11/01/28	No Opt. Call	AAA	6,394,029
	Washington Suburban Sanitary District, Montgomery and Prince George's Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Green Second Series 2020:
1,125	5.000%, 12/01/25	No Opt. Call	AAA	1,358,786
1,180	5.000%, 12/01/26	No Opt. Call	AAA	1,467,944
6,115	Washington Suburban Sanitary District, Montgomery and Prince George's Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2020, 5.000%, 12/01/26	No Opt. Call	AAA	7,607,217
176,085	Total Maryland			196,590,750
	Massachusetts – 1.3%
	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2014A:
835	5.000%, 7/01/26	7/24 at 100.00	B	841,129
680	5.000%, 7/01/27	7/24 at 100.00	B	685,481
925	5.000%, 7/01/28	7/24 at 100.00	B	929,292
960	5.000%, 7/01/29	7/24 at 100.00	B	961,296
140

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$ 4,800	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the Charles, Inc Issue, Series 2017, 4.000%, 10/01/32, 144A	10/22 at 105.00	BB+	5,178,336
2,370	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 0.000%, 10/15/28 (6)	5/21 at 100.00	N/R	1,066,500
14,450	Massachusetts Development Finance Agency, Revenue Bonds, Atrius Health Issue, Series 2019A, 5.000%, 6/01/39	6/29 at 100.00	BBB	17,695,326
1,530	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Series 2016E, 3.375%, 7/01/36	7/26 at 100.00	BBB	1,579,174
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-2:
2,255	5.000%, 7/01/33	7/28 at 100.00	A	2,792,569
1,085	5.000%, 7/01/38	7/28 at 100.00	A	1,325,664
	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center Issue, Series 2020G:
350	5.000%, 7/15/31, 144A	7/30 at 100.00	BB+	413,427
415	5.000%, 7/15/32, 144A	7/30 at 100.00	BB+	488,115
320	5.000%, 7/15/33, 144A	7/30 at 100.00	BB+	374,794
300	5.000%, 7/15/34, 144A	7/30 at 100.00	BB+	350,112
270	5.000%, 7/15/35, 144A	7/30 at 100.00	BB+	314,231
135	5.000%, 7/15/36, 144A	7/30 at 100.00	BB+	156,553
145	5.000%, 7/15/37, 144A	7/30 at 100.00	BB+	167,571
	Massachusetts Development Finance Agency, Revenue Bonds, Simmons University Issue, Series 2018L:
1,080	5.000%, 10/01/30	10/28 at 100.00	BBB+	1,335,733
1,240	5.000%, 10/01/31	10/28 at 100.00	BBB+	1,523,390
1,765	5.000%, 10/01/32	10/28 at 100.00	BBB+	2,156,406
	Massachusetts Development Finance Agency, Revenue Bonds, Southcoast Health System Obligated Group Issue, Series 2021G:
580	5.000%, 7/01/35	7/31 at 100.00	A-	746,276
545	5.000%, 7/01/36	7/31 at 100.00	A-	698,474
615	5.000%, 7/01/37	7/31 at 100.00	A-	785,172
4,250	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care Obligated Group Issue, Series 2017L, 3.625%, 7/01/37	7/27 at 100.00	A-	4,578,525
4,225	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2019A, 4.000%, 7/01/37	1/29 at 100.00	BBB+	4,763,983
1,420	Massachusetts Housing Finance Agency, Housing Bonds, Series 2019B-1, 3.000%, 12/01/39	12/28 at 100.00	AA	1,501,039
3,000	Massachusetts Housing Finance Agency, Housing Bonds, Sustainability Series 2019C-1, 2.900%, 12/01/39	12/28 at 100.00	AA	3,161,010
10,590	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2019-214, 2.800%, 12/01/39	6/29 at 100.00	AA+	11,056,913
2,330	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2020-218, 2.300%, 12/01/40	12/29 at 100.00	AA+	2,353,370
141

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$ 4,930	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Social Series 2020-220, 2.125%, 12/01/40	6/30 at 100.00	AA+	4,931,155
	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2020E:
6,415	5.000%, 11/01/26	No Opt. Call	Aa1	7,953,830
5,890	5.000%, 11/01/27	No Opt. Call	Aa1	7,495,673
3,500	5.000%, 11/01/28	No Opt. Call	Aa1	4,549,860
26,700	Massachusetts State, General Obligation Bonds, Refunding Series 2020A, 5.000%, 6/01/44 (Mandatory Put 6/01/23)	No Opt. Call	Aa1	29,421,798
6,640	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement Program, Series 2014A, 5.000%, 6/01/44	6/24 at 100.00	AA+	7,541,778
117,540	Total Massachusetts			131,873,955
	Michigan – 1.6%
	Detroit Downtown Development Authority, Michigan, Tax Increment Bonds, Development Area 1 Projects, Refunding Series 1996B:
3,050	0.000%, 7/01/22	No Opt. Call	BB+	2,918,088
2,650	0.000%, 7/01/23	No Opt. Call	BB+	2,434,184
2,880	0.000%, 7/01/24	No Opt. Call	BB+	2,528,438
355	Marquettte, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A, 5.000%, 7/01/30	7/26 at 100.00	AA-	430,114
21,000	Michigan Finance Authority, Hospital Revenue Bonds, Bronson Healthcare Group, Inc, Series 2019C, 3.750%, 11/15/49 (Mandatory Put 5/15/26)	No Opt. Call	A2	23,951,472
4,850	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Sewage Disposal System Local Project, Second Lien Series 2015C, 5.000%, 7/01/34	7/25 at 100.00	A+	5,677,216
8,675	Michigan Finance Authority, Revenue Bonds, Ascension Senior Credit Group, Refunding Series 2016E-1, 4.000%, 11/15/44 (Mandatory Put 8/15/24)	No Opt. Call	AA+	9,613,548
	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2007 Sold Tobacco Receipts, Series 2020A-CL-1:
1,800	5.000%, 6/01/31	12/30 at 100.00	A-	2,375,604
1,500	5.000%, 6/01/32	12/30 at 100.00	A-	1,965,705
2,435	4.000%, 6/01/34	12/30 at 100.00	A-	2,936,464
1,000	4.000%, 6/01/35	12/30 at 100.00	A-	1,201,037
1,750	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2007 Sold Tobacco Receipts, Series 2020B-1-CL2, 1.250%, 6/01/30	No Opt. Call	BBB+	1,753,938
2,450	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2018A, 3.800%, 10/01/38	10/27 at 100.00	AA	2,678,585
4,000	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Fixed Rate Series 2018C, 3.650%, 12/01/39	6/28 at 100.00	AA+	4,289,800
13,000	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Series 2019B, 2.950%, 12/01/39	12/28 at 100.00	AA+	13,602,810
25,205	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Series 2020C, 2.600%, 12/01/40	6/30 at 100.00	AA+	25,591,645
5,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A, 5.000%, 10/15/28 (Pre-refunded 10/15/21)	10/21 at 100.00	Aa2 (7)	5,129,750
142

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 5,425	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-II-A, 5.000%, 10/15/28 (Pre-refunded 10/15/21)	10/21 at 100.00	Aa2 (7)	5,565,779
5,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2020-I, 5.000%, 10/15/27	No Opt. Call	Aa2	6,327,000
4,750	Romulus Community Schools, Wayne County, Michigan, General Obligation Bonds, Refunding Series 2013, 5.000%, 5/01/22	No Opt. Call	Aa1	4,981,943
	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D:
1,000	5.000%, 9/01/26	3/24 at 100.00	A+	1,130,570
2,000	5.000%, 9/01/27	3/24 at 100.00	A+	2,259,280
2,555	5.000%, 9/01/28	3/24 at 100.00	A+	2,883,854
3,770	5.000%, 9/01/29	3/24 at 100.00	A+	4,244,756
5,000	5.000%, 9/01/30	3/24 at 100.00	A+	5,634,250
2,270	5.000%, 9/01/31	3/24 at 100.00	A+	2,555,861
4,845	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011, 5.000%, 5/01/21	3/21 at 100.00	Aa1	4,862,103
	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Refunding Series 2015F:
3,765	5.000%, 12/01/32 (AMT)	12/25 at 100.00	A1	4,410,735
5,295	5.000%, 12/01/33 (AMT)	12/25 at 100.00	A1	6,197,903
5,000	5.000%, 12/01/34 (AMT)	12/25 at 100.00	A1	5,845,200
152,275	Total Michigan			165,977,632
	Minnesota – 0.8%
	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2018A:
885	5.000%, 2/15/33	2/28 at 100.00	A-	1,073,328
1,085	5.000%, 2/15/37	2/28 at 100.00	A-	1,301,740
8,390	4.250%, 2/15/43	2/28 at 100.00	A-	9,392,857
55	4.250%, 2/15/48	2/28 at 100.00	A-	61,158
	Hennepin County, Minnesota, General Obligation Bonds, Refunding Series 2020B:
2,090	5.000%, 12/01/21	No Opt. Call	AAA	2,157,089
4,930	5.000%, 12/01/25	No Opt. Call	AAA	5,951,940
2,720	5.000%, 12/01/26	No Opt. Call	AAA	3,383,734
	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014A:
2,590	5.000%, 1/01/25	1/24 at 100.00	A+	2,918,075
2,005	5.000%, 1/01/32	1/24 at 100.00	A+	2,234,472
7,150	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2017E, 2.850%, 6/01/47	7/26 at 100.00	Aaa	7,483,607
	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020B:
8,280	2.625%, 1/01/40	7/29 at 100.00	AA+	8,582,634
10,690	3.500%, 7/01/50	7/29 at 100.00	AA+	11,783,694
143

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$ 6,830	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020E, 2.500%, 7/01/40	7/29 at 100.00	AA+	7,006,487
3,070	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020I, 2.000%, 7/01/40	1/30 at 100.00	AA+	3,028,435
3,010	Minnesota State, General Obligation Bonds, Various Purpose Series 2015A, 5.000%, 8/01/22	No Opt. Call	AAA	3,204,416
425	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2013A, 4.000%, 1/01/28	1/23 at 100.00	A-	444,775
1,150	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2013, 5.000%, 7/01/33 (Pre-refunded 7/01/23)	7/23 at 100.00	A (7)	1,270,233
2,060	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B, 5.000%, 5/01/23	No Opt. Call	AA-	2,251,106
6,580	Saint Paul Independent School District 625, Ramsey County, Minnesota, Certificates of Participation, Series 2018B, 3.500%, 2/01/39	2/27 at 100.00	AAA	7,191,808
105	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/21	5/21 at 100.00	N/R	105,207
74,100	Total Minnesota			80,826,795
	Mississippi – 0.5%
6,570	Mississippi Business Finance Corporation, Pollution Control Revenue, Mississippi Power, Series 2002, 3.200%, 9/01/28	3/24 at 100.00	A-	6,914,662
8,190	Mississippi Business Finance Corporation, Revenue Bonds, Mississippi Power Company Project, First Series 2010, 2.750%, 12/01/40 (Mandatory Put 12/09/21)	No Opt. Call	A-	8,307,608
13,545	Mississippi Business Finance Corporation, Revenue Bonds, System Energy Resources, Inc Project, Refunding Series 2019, 2.500%, 4/01/22	5/21 at 100.00	BBB+	13,598,232
	Mississippi Home Corporation, Single Family Mortgage Revenue Bonds, Series 2020A:
2,490	2.450%, 12/01/39	6/29 at 100.00	Aaa	2,553,819
4,630	3.750%, 6/01/49	6/29 at 100.00	Aaa	5,110,779
1,470	Mississippi Home Corporation, Single Family Mortgage Revenue Bonds, Series 2021A, 2.000%, 12/01/40	6/30 at 100.00	Aaa	1,432,009
2,000	Mississippi State, Gaming Tax Revenue Bonds, Series 2019A, 4.000%, 10/15/38	10/28 at 100.00	A+	2,244,320
8,870	Mississippi State, General Obligation Bonds, Series 2013B, 5.000%, 12/01/28 (Pre-refunded 12/01/23)	12/23 at 100.00	AA (7)	10,002,078
47,765	Total Mississippi			50,163,507
	Missouri – 0.6%
1,250	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33	3/23 at 103.00	BBB-	1,372,288
1,100	Great Rivers Greenway Metropolitan Park & Recreation District, Missouri, Sales Tax Appropriation Bonds, Gateway Arch Project, Series 2014, 3.000%, 12/30/24	12/23 at 100.00	A+	1,167,518
10,305	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Refunding Series 1998A, 2.900%, 9/01/33	7/27 at 102.00	A	11,079,833
12,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Series 1998B, 2.900%, 9/01/33	7/27 at 102.00	A	12,904,320
15,060	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Series 1998C, 2.750%, 9/01/33	6/27 at 102.00	A	16,014,653
144

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$ 1,465	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33	5/23 at 100.00	BBB	1,547,904
220	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2015B, 4.000%, 5/01/32	11/23 at 100.00	BBB	227,302
1,390	Missouri Health and Educational Facilities Authority, Revenue Bonds, AT Still University of Health Sciences, Series 2014, 4.250%, 10/01/32 (Pre-refunded 10/01/23)	10/23 at 100.00	A- (7)	1,530,779
2,695	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2019C, 2.750%, 11/01/39	5/29 at 100.00	AA+	2,833,927
1,735	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2020A, 2.550%, 11/01/40	5/29 at 100.00	AA+	1,770,776
1,130	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2021A, 2.150%, 11/01/41	5/30 at 100.00	AA+	1,115,423
	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Refunding Series 2014A:
1,330	5.000%, 1/01/25	1/24 at 100.00	A2	1,490,265
2,545	5.000%, 1/01/26	1/24 at 100.00	A2	2,848,059
1,010	5.000%, 1/01/32	1/24 at 100.00	A2	1,126,524
4,150	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/23	No Opt. Call	A	4,484,199
1,100	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37	3/23 at 103.00	BBB-	1,195,821
58,485	Total Missouri			62,709,591
	Montana – 0.6%
1,500	Cascade County High School District A Great Falls, Montana, General Obligation Bonds, School Buidling Series 2018, 5.000%, 7/01/38	7/28 at 100.00	A+	1,825,875
20,700	Forsyth, Montana Pollution Control Revenue Bonds, Portland General Electric Company Project, Refunding Series 1998A, 2.125%, 5/01/33	3/30 at 102.00	A1	21,340,251
35,095	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Northwestern Corporation Colstrip Project, Series 2016, 2.000%, 8/01/23	No Opt. Call	A	35,991,326
1,000	Gallatin County School District 44 Belgrade, Montana, General Obligation Bonds, School Building Series 2019, 4.000%, 6/01/33	6/29 at 100.00	A+	1,173,090
1,120	Montana Board of Housing, Single Family Mortgage Bonds, Series 2021A-1, 2.000%, 12/01/41	6/30 at 100.00	AA+	1,080,823
550	Montana Facilities Finance Authority, Montana, Health Facilities Reveue Bonds, Bozeman Deaconess Health Services Obligated Group, Series 2018, 3.250%, 6/01/32	6/28 at 100.00	A	592,174
59,965	Total Montana			62,003,539
	Nebraska – 1.1%
5,000	Central Plains Energy Project, Nebraska, Gas Project 4 Revenue Bonds, Series 2018A, 5.000%, 3/01/50 (Mandatory Put 1/01/24)	10/23 at 100.43	A2	5,570,950
3,000	Central Plains Energy Project, Nebraska, Gas Supply Revenue Bonds, Refunding Series 2019, 4.000%, 12/01/49 (Mandatory Put 8/01/25)	5/25 at 100.50	Aa2	3,406,860
145

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nebraska (continued)
	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014:
$ 2,025	5.000%, 5/15/28	5/24 at 100.00	A-	2,260,690
9,350	5.000%, 5/15/44	5/24 at 100.00	A-	10,299,305
680	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012, 4.000%, 6/15/23	6/22 at 100.00	AA-	711,647
370	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2015, 5.000%, 12/15/22	No Opt. Call	AA-	400,484
5,910	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/32 (Pre-refunded 11/01/21)	11/21 at 100.00	N/R (7)	6,069,334
	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional Health Services Project, Series 2018:
540	5.000%, 7/01/23	No Opt. Call	BBB	592,051
1,250	5.000%, 7/01/24	No Opt. Call	BBB	1,418,062
530	5.000%, 7/01/25	No Opt. Call	BBB	619,676
750	5.000%, 7/01/26	7/25 at 100.00	BBB	875,775
200	5.000%, 7/01/27	7/25 at 100.00	BBB	232,410
835	5.000%, 7/01/28	7/25 at 100.00	BBB	966,103
485	5.000%, 7/01/29	7/25 at 100.00	BBB	560,287
1,000	5.000%, 7/01/30	7/25 at 100.00	BBB	1,150,290
180	5.000%, 7/01/33	7/25 at 100.00	BBB	205,610
11,010	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2015C, 3.900%, 9/01/35	9/24 at 100.00	AA+	11,651,443
	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2019D:
55	2.600%, 9/01/34	3/29 at 100.00	AA+	57,466
11,660	2.850%, 9/01/39	3/29 at 100.00	AA+	12,199,508
10,000	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2020A, 2.550%, 9/01/40	3/29 at 100.00	AA+	10,265,600
1,400	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2021A, 1.950%, 9/01/37	3/30 at 100.00	AA+	1,368,231
	Nebraska Public Power District, General Revenue Bonds, Series 2012A:
1,485	5.000%, 1/01/23	1/22 at 100.00	A+	1,536,455
960	5.000%, 1/01/24 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (7)	994,512
575	5.000%, 1/01/24	1/22 at 100.00	A+	594,286
615	5.000%, 1/01/25 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (7)	637,109
380	5.000%, 1/01/25	1/22 at 100.00	A+	392,745
1,370	Papillion-LaVista School District 27, Sarpy County, Nebraska, General Obligation Bonds, Refunding Series 2020B, 4.000%, 12/01/26	No Opt. Call	Aa2	1,615,709
645	Papillion-LaVista School District 27, Sarpy County, Nebraska, General Obligation Bonds, Series 2014, 5.000%, 12/01/22 (ETM)	No Opt. Call	Aa2 (7)	697,148
146

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nebraska (continued)
$ 8,000	Public Power Generation Agency, Nebraska, Whelan Energy Center Unit 2 Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/32	7/26 at 100.00	A2	9,635,200
	Sarpy County School District 037 Gretna Public Schools, Nebraska, General Obligation Bonds, Refunding Series 2019:
1,195	5.000%, 6/15/26	No Opt. Call	AA-	1,460,876
1,380	5.000%, 6/15/28	No Opt. Call	AA-	1,771,658
1,475	5.000%, 6/15/29	No Opt. Call	AA-	1,929,300
1,760	4.000%, 6/15/33	6/29 at 100.00	AA-	2,102,778
7,215	Saunders County School District 1, Ashland-Greenwood, Nebraska, General Obligation Bonds, Series 2021, 2.000%, 12/15/50	12/30 at 100.00	A+	6,816,715
	Scotts Bluff County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Regional West Medical Center Project, Refunding & Improvement Series 2016A:
3,660	5.250%, 2/01/28	2/27 at 100.00	BB+	4,181,770
1,355	5.250%, 2/01/29	2/27 at 100.00	BB+	1,533,928
6,000	Southeast Community College Area, Nebraska, Certificates of Participation, Series 2018, 3.375%, 12/15/37	6/28 at 100.00	Aa1	6,564,600
104,300	Total Nebraska			113,346,571
	Nevada – 1.9%
	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A:
2,000	5.000%, 7/01/22 (AMT)	No Opt. Call	A1	2,115,360
1,050	5.000%, 7/01/23 (AMT)	1/23 at 100.00	A1	1,136,825
1,905	5.000%, 7/01/24 (AMT)	1/23 at 100.00	A1	2,061,134
5,275	Clark County, Nevada, General Obligation Bonds, Refunding Flood Control Series 2014, 4.000%, 11/01/33 (Pre-refunded 11/01/24)	11/24 at 100.00	AA+ (7)	5,965,920
10,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Refunding Series 2019E, 5.000%, 7/01/23	No Opt. Call	Aa3	11,046,600
	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
1,750	4.000%, 9/01/32	9/26 at 100.00	N/R	1,844,098
2,275	4.000%, 9/01/35	9/26 at 100.00	N/R	2,376,988
3,585	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Refunding Series 2017B, 4.000%, 7/01/34	7/27 at 100.00	Aa3	3,966,014
15,060	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Limited Tax Refunding Series 2021C, 5.000%, 6/01/27	No Opt. Call	Aa1	18,947,308
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Limited Tax Refunding Water Series 2021A:
14,350	5.000%, 6/01/26	No Opt. Call	Aa1	17,580,660
21,185	5.000%, 6/01/27	No Opt. Call	Aa1	26,653,302
12,860	5.000%, 6/01/28	No Opt. Call	Aa1	16,516,967
13,505	5.000%, 6/01/29	No Opt. Call	Aa1	17,701,261
1,580	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Limited Tax Refunding Water Series 2021B, 5.000%, 6/01/25	No Opt. Call	Aa1	1,877,610
147

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nevada (continued)
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C:
$ 1,550	5.000%, 6/01/23	6/21 at 100.00	Aa1	1,561,734
1,000	5.000%, 6/01/24	6/21 at 100.00	Aa1	1,007,570
12,450	5.000%, 6/01/25	6/21 at 100.00	Aa1	12,544,247
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B:
2,125	5.000%, 6/01/24	6/22 at 100.00	Aa1	2,242,024
1,545	5.000%, 6/01/25	6/22 at 100.00	Aa1	1,629,712
2,000	5.000%, 6/01/26	6/22 at 100.00	Aa1	2,108,700
285	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence, Refunding Series 2013, 5.000%, 6/01/22	No Opt. Call	N/R	296,346
4,720	Nevada State, General Obligation Bonds, Capital Improvement & Cultural Affairs, Refunding Series 2012B, 5.000%, 8/01/22	No Opt. Call	AA+	5,022,882
11,375	Nevada State, General Obligation Bonds, Capital Improvement & Cultural Affairs, Refunding Series 2013D-1, 5.000%, 3/01/22	No Opt. Call	AA+	11,878,230
3,165	Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement District 1 Legends at Sparks Marina, Refunding Senior Series 2019A, 2.750%, 6/15/28, 144A	No Opt. Call	Ba2	3,234,820
12,190	Washoe County, Nevada, Gas and Water Facilities Revenue Bonds, Sierra Pacific Power Company, Refunding Series 2016B, 3.000%, 3/01/36 (Mandatory Put 6/01/22)	No Opt. Call	A+	12,556,309
	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011:
3,265	5.000%, 7/01/22	7/21 at 100.00	AA	3,302,939
4,710	5.000%, 7/01/23	7/21 at 100.00	AA	4,764,730
2,600	Washoe County, Nevada, Water Facilities Revenue Bonds, Sierra Pacific Power Company Project, Refunding Series 2016C, 0.625%, 3/01/36 (Mandatory Put 4/15/22) (AMT)	No Opt. Call	A2	2,603,588
169,360	Total Nevada			194,543,878
	New Hampshire – 0.4%
17,116	National Finance Authority, New Hampshire, Municipal Certificates Series 2020-1 Class A, 4.125%, 1/20/34	No Opt. Call	BBB	19,851,939
16,870	New Hampshire Business Finance Authority, Pollution Control Revenue Bonds, United Illuminating Company, Refunding Series 2003A, 2.800%, 10/01/33 (Mandatory Put 10/02/23)	No Opt. Call	A	17,605,026
915	New Hampshire Business Finance Authority, Water Facility Revenue Bonds, Pennichuck Water Works Inc Project , Series 2015A, 4.250%, 1/01/36 (Pre-refunded 1/01/26) (AMT)	1/26 at 100.00	N/R (7)	1,061,958
1,840	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Elliot Hospital, Series 2016, 5.000%, 10/01/38	10/26 at 100.00	A-	2,119,735
920	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Southern New Hampshire Medical Center, Series 2016, 3.500%, 10/01/34	10/26 at 100.00	A-	981,180
2,835	New Hampshire State, General Obligation Bonds, Capital Improvement Series 2020C, 5.000%, 12/01/28	No Opt. Call	Aa1	3,696,617
40,496	Total New Hampshire			45,316,455
148

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey – 4.9%
	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
$ 2,500	5.000%, 2/15/30	2/24 at 100.00	BBB+	2,757,625
1,045	5.000%, 2/15/34	2/24 at 100.00	BBB+	1,145,048
	East Brunswick Township, Middlesex County, New Jersey, General Obligation Bonds, Series 2021:
1,095	2.000%, 2/15/26	No Opt. Call	Aa1	1,168,280
1,385	2.000%, 2/15/27	No Opt. Call	Aa1	1,483,242
1,345	2.000%, 2/15/30	2/29 at 100.00	Aa1	1,426,787
1,370	Flemington-Raritan Regional School District, Hunterdon County, New Jersey, General Obligation Bonds, Series 2019, 2.375%, 9/01/34	9/26 at 100.00	AA	1,401,551
6,555	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (AMT)	No Opt. Call	BBB-	6,872,655
1,585	Gloucester Township, New Jersey, General Obligation Bonds, Series 2019, 2.250%, 2/01/29 – BAM Insured	No Opt. Call	AA	1,660,795
	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, Hudson County Courthouse Project, Refunding Series 2020:
1,000	5.000%, 10/01/27	No Opt. Call	AA	1,250,620
1,000	5.000%, 10/01/29	No Opt. Call	AA	1,297,320
1,000	Morris County Improvement Authority, New Jersey, County Guaranteed Loan Revenue Bonds, Whippany Firehouse Project Notes, Series 2020, 3.000%, 8/02/21	No Opt. Call	N/R	1,009,190
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
13,995	5.000%, 6/15/21	No Opt. Call	BBB	14,124,034
2,635	5.000%, 6/15/22	No Opt. Call	BBB	2,765,722
1,100	5.000%, 6/15/22	No Opt. Call	AA	1,161,226
7,180	5.000%, 6/15/23	6/22 at 100.00	BBB	7,527,943
2,990	5.000%, 6/15/24	6/22 at 100.00	BBB	3,129,005
7,615	5.000%, 6/15/25	6/22 at 100.00	BBB	7,950,821
5,000	5.000%, 6/15/26	6/22 at 100.00	BBB	5,208,800
1,030	4.250%, 6/15/27	6/22 at 100.00	BBB	1,059,870
4,625	5.000%, 6/15/28	6/22 at 100.00	BBB	4,802,646
	New Jersey Economic Development Authority, New Jersey, Transit Transportation Project Revenue Bonds, Series 2020A:
4,085	5.000%, 11/01/32	11/29 at 100.00	Baa1	5,070,302
6,265	4.000%, 11/01/37	11/29 at 100.00	Baa1	7,049,315
2,750	4.000%, 11/01/38	11/29 at 100.00	Baa1	3,085,032
	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013:
1,350	5.000%, 1/01/28 (AMT)	1/24 at 100.00	A2	1,497,056
2,215	5.000%, 1/01/31 – AGM Insured (AMT)	1/24 at 100.00	AA	2,476,747
149

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 6,345	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 3.375%, 7/01/30	7/27 at 100.00	Baa3	6,664,202
25,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2015XX, 5.000%, 6/15/27	6/25 at 100.00	Baa1	28,974,750
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Social Series 2021QQQ:
605	5.000%, 6/15/26	No Opt. Call	Baa1	726,825
445	5.000%, 6/15/27	No Opt. Call	Baa1	545,488
400	5.000%, 6/15/28	No Opt. Call	Baa1	498,620
6,000	New Jersey Economic Development Authority, Special Facility Revenue Bonds, Port Newark Container Terminal LLC Project, Refunding Series 2017, 5.000%, 10/01/47 (AMT)	10/27 at 100.00	Baa3	6,801,060
10,375	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc Project, Refunding Series 2019A, 2.200%, 10/01/39 (Mandatory Put 12/03/29) (AMT)	12/29 at 100.00	A+	10,875,490
4,430	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc Project, Refunding Series 2020D, 1.100%, 11/01/29 (Mandatory Put 12/01/27) (AMT)	No Opt. Call	A+	4,401,430
2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health, Refunding Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	AA-	2,257,240
10,125	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Term Series 2019B-3, 5.000%, 7/01/45 (Mandatory Put 7/01/26)	4/26 at 100.83	AA-	12,229,684
1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph's Healthcare System Obligated Group Issue, Refunding Series 2016, 5.000%, 7/01/35	7/26 at 100.00	BBB-	1,169,930
1,105	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Virtua Health, Refunding Series 2013, 5.000%, 7/01/24	1/24 at 100.00	AA-	1,242,066
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior Lien Series 2017-1A:
4,310	3.500%, 12/01/29 (AMT)	12/26 at 100.00	Aaa	4,575,324
11,240	3.750%, 12/01/31 (AMT)	12/26 at 100.00	Aaa	11,987,348
11,495	4.000%, 12/01/32 (AMT)	12/26 at 100.00	Aaa	12,443,912
4,800	3.750%, 12/01/33 (AMT)	12/26 at 100.00	Aaa	5,090,256
875	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2018A, 3.750%, 10/01/35	10/27 at 100.00	AA	959,569
	New Jersey State, General Obligation Bonds, Covid-19 Emergency Series 2020A:
13,000	5.000%, 6/01/27	No Opt. Call	A3	16,064,100
10,190	5.000%, 6/01/28	No Opt. Call	A3	12,830,025
8,700	5.000%, 6/01/29	No Opt. Call	A3	11,129,127
2,165	New Jersey State, General Obligation Bonds, Various Purpose Series 2020, 2.250%, 6/01/35	12/27 at 100.00	A3	2,156,968
150

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2018A:
$ 6,145	5.000%, 6/15/24	No Opt. Call	A+	7,001,093
8,375	5.000%, 6/15/29	6/26 at 100.00	A+	9,845,901
9,405	5.000%, 6/15/30	6/26 at 100.00	A+	10,973,378
10,530	5.000%, 6/15/31	6/26 at 100.00	A+	12,223,961
1,440	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C, 0.000%, 12/15/31 – FGIC Insured	No Opt. Call	Baa1	1,149,941
10,955	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/23	No Opt. Call	Baa1	12,272,120
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B:
7,350	5.500%, 6/15/31	6/21 at 100.00	Baa1	7,415,635
10,630	5.250%, 6/15/36	6/21 at 100.00	Baa1	10,716,710
2,250	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012A, 5.000%, 6/15/42	6/22 at 100.00	Baa1	2,351,767
14,025	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012AA, 5.000%, 6/15/22	No Opt. Call	Baa1	14,815,449
820	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2013AA, 5.000%, 6/15/36	6/23 at 100.00	Baa1	886,002
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA:
1,810	5.250%, 6/15/33	6/25 at 100.00	Baa1	2,074,713
1,850	5.250%, 6/15/34	6/25 at 100.00	Baa1	2,118,065
2,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2018A, 5.000%, 12/15/23	No Opt. Call	Baa1	2,240,460
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019A:
2,500	5.000%, 12/15/25	No Opt. Call	Baa1	2,974,100
5,000	5.000%, 12/15/26	No Opt. Call	Baa1	6,082,050
10,230	5.000%, 12/15/33	12/29 at 100.00	Baa1	12,669,037
3,000	4.000%, 12/15/39	12/29 at 100.00	Baa1	3,360,720
9,490	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019AA, 3.750%, 6/15/33	12/28 at 100.00	Baa1	10,470,412
6,115	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB, 5.000%, 6/15/33	12/28 at 100.00	Baa1	7,496,407
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2020AA:
2,500	4.000%, 6/15/35	12/30 at 100.00	Baa1	2,873,177
4,250	4.000%, 6/15/36	12/30 at 100.00	Baa1	4,865,489
21,650	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2020D, 5.000%, 1/01/28	No Opt. Call	A+	26,312,286
2,875	Ocean City, New Jersey, General Obligation Bonds, General Improvement Series 2019, 2.250%, 9/15/33	9/26 at 100.00	AA	2,990,086
151

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 2,325	Ocean City, New Jersey, General Obligation Bonds, Refunding General Improvement Series 2016, 1.000%, 11/15/28	11/24 at 100.00	AA	2,311,492
4,055	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (AMT)	No Opt. Call	BBB	4,294,164
13,495	Somerset County, New Jersey, General Obligation Bonds, Bond Anticpation Notes Series 2020, 4.000%, 9/09/21	No Opt. Call	N/R	13,721,581
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A:
6,360	5.000%, 6/01/26	No Opt. Call	A	7,692,484
4,620	5.000%, 6/01/28	No Opt. Call	A	5,839,495
125	5.000%, 6/01/29	6/28 at 100.00	A	156,526
3,170	5.000%, 6/01/30	6/28 at 100.00	A	3,937,045
6,560	5.000%, 6/01/31	6/28 at 100.00	A-	8,106,520
6,000	5.000%, 6/01/35	6/28 at 100.00	A-	7,315,440
11,265	4.000%, 6/01/37	6/28 at 100.00	A-	12,869,925
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B:
14,540	3.200%, 6/01/27	No Opt. Call	BBB	14,916,295
2,770	5.000%, 6/01/46	6/28 at 100.00	BB+	3,220,263
2,565	Toms River Board of Education, Ocean County, New Jersey, General Obligation Bonds, Regional Schools Series 2019, 2.000%, 7/15/26	No Opt. Call	AA-	2,710,307
450,365	Total New Jersey			505,275,542
	New Mexico – 0.5%
8,560	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan Project, Refunding Series 2010E, 1.150%, 6/01/40 (Mandatory Put 6/01/24)	No Opt. Call	BBB	8,657,841
12,500	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2019B, 5.000%, 8/01/49 (Mandatory Put 8/01/25)	5/25 at 100.87	AA	14,757,625
1,645	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2018B, 3.750%, 7/01/38	7/27 at 100.00	Aaa	1,766,319
4,495	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2018C, 3.750%, 7/01/38	1/28 at 100.00	Aaa	4,894,695
4,600	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2019D, 3.000%, 7/01/39	1/29 at 100.00	Aaa	4,809,116
1,975	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2019F, 2.850%, 7/01/39	1/29 at 100.00	Aaa	2,073,947
9,040	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding & Aquisition Sub-Series 2019A, 5.000%, 11/01/39 (Mandatory Put 5/01/25)	2/25 at 100.73	Aa2	10,555,466
42,815	Total New Mexico			47,515,009
152

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York – 7.8%
	Albany County Airport Authority, New York, Airport Revenue Bonds, Refunding Series 2020B Forward Delivery:
$ 1,000	5.000%, 12/15/21 (AMT)	No Opt. Call	A-	1,031,140
1,000	5.000%, 12/15/22 (AMT)	No Opt. Call	A-	1,075,110
1,225	5.000%, 12/15/23 (AMT)	No Opt. Call	A-	1,367,676
1,145	5.000%, 12/15/24 (AMT)	No Opt. Call	A-	1,318,628
	Albany County, New York, General Obligation Bonds, Refunding Forward Delivery Series 2019C:
2,225	5.000%, 11/01/21	No Opt. Call	AA	2,286,677
1,915	5.000%, 11/01/22	No Opt. Call	AA	2,054,795
1,515	5.000%, 11/01/23	No Opt. Call	AA	1,698,239
	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Refunding Series 2014:
300	5.000%, 1/01/24	No Opt. Call	A+	337,386
500	5.000%, 1/01/25	No Opt. Call	A+	581,010
3,390	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020A-1, 5.250%, 6/01/40, 144A	12/30 at 100.00	N/R	3,415,295
4,360	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020B-1, 5.000%, 6/01/40, 144A	12/30 at 100.00	N/R	4,563,740
4,000	Dormitory Authority of the State of New York, Revenue Bonds, Northwell Healthcare Inc, Series 2019B-3, 5.000%, 5/01/48 (Mandatory Put 5/01/26)	11/25 at 100.00	A-	4,754,200
	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
1,900	5.000%, 12/01/25, 144A	No Opt. Call	BBB-	2,216,483
1,400	5.000%, 12/01/27, 144A	6/27 at 100.00	BBB-	1,679,468
1,300	5.000%, 12/01/29, 144A	6/27 at 100.00	BBB-	1,532,921
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2021A:
10,000	5.000%, 3/15/28	No Opt. Call	AA+	12,695,298
20,000	5.000%, 3/15/29	No Opt. Call	AA+	25,833,358
	Dormitory Authority of the State of New York, State University Educational Facilities Revenue Bonds, Third General Resolution, Series 2012A:
10,085	5.000%, 5/15/24	5/22 at 100.00	AA	10,634,431
9,285	5.000%, 5/15/25	5/22 at 100.00	AA	9,783,326
7,000	Erie County, New York, General Obligation Bonds, Revenue Anticipation Note Series 2020, 3.000%, 6/24/21	No Opt. Call	AA-	7,045,290
5,135	Long Island Power Authority, New York, Electric System General Revenue Bonds, Notes Series 2021, 1.000%, 9/01/25	9/23 at 100.00	A	5,189,335
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
110	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	109,336
1,055	0.000%, 6/01/23 – AGM Insured	No Opt. Call	AA	1,039,565
153

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 1,235	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	A	1,315,510
32,870	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2019B-1, 5.000%, 5/15/22	No Opt. Call	N/R	34,440,200
21,745	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2019D-1, 5.000%, 9/01/22	No Opt. Call	N/R	23,049,700
10,025	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2019F, 5.000%, 11/15/22	No Opt. Call	N/R	10,712,214
7,090	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2020A-1, 5.000%, 2/01/23	No Opt. Call	N/R	7,627,067
42,610	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2020A-2S, 4.000%, 2/01/22	No Opt. Call	N/R	43,771,122
6,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020D-1, 5.000%, 11/15/43	11/30 at 100.00	A3	7,342,800
545	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Green Climate Certified Series 2017C-1, 5.000%, 11/15/24	No Opt. Call	A3	627,754
2,380	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Green Climate Certified Series 2020E, 5.000%, 11/15/33	11/30 at 100.00	A3	3,029,621
14,855	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/30	11/22 at 100.00	A3	15,715,996
7,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2015A-1, 5.000%, 11/15/36	5/25 at 100.00	A3	7,901,460
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2021A-2:
5,000	4.000%, 11/15/41	5/31 at 100.00	A3	5,675,885
17,800	4.000%, 11/15/42	5/31 at 100.00	A3	20,138,101
1,770	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann?s Community Project, Series 2019, 4.000%, 1/01/30	1/26 at 103.00	N/R	1,902,715
1,910	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann's Community Project, Series 2019, 5.000%, 1/01/40	1/26 at 103.00	N/R	2,088,795
36,975	Nassau County Interim Finance Authority, New York, Sales Tax Secured Bonds, Series 2021A, 5.000%, 11/15/31	5/31 at 100.00	AAA	50,316,637
	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
1,525	5.000%, 7/01/28	7/24 at 100.00	A-	1,723,753
1,000	5.000%, 7/01/29	7/24 at 100.00	A-	1,125,890
	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B:
655	5.000%, 7/01/30	7/24 at 100.00	A-	735,002
2,455	5.000%, 7/01/32	7/24 at 100.00	A-	2,744,862
10,000	Nassau County, New York, General Obligation Bonds, Revenue Anticipation Note Series 2021B, 2.000%, 1/07/22	No Opt. Call	N/R	10,140,139
16,000	Nassau County, New York, General Obligation Bonds, Tax Anticipation Notes Series 2021B, 2.000%, 12/10/21	No Opt. Call	N/R	16,204,536
154

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 7,610	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Neighborhood Series 2019A-3A, 1.125%, 5/01/60 (Mandatory Put 11/01/24)	5/22 at 100.00	AA+	7,660,302
	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes Revenue Bonds, Queens Baseball Stadium Project, Refunding Series 2021A:
1,250	5.000%, 1/01/28 – AGM Insured	No Opt. Call	AA	1,571,867
1,505	5.000%, 1/01/29 – AGM Insured	No Opt. Call	AA	1,924,367
2,125	4.000%, 1/01/32 – AGM Insured	1/31 at 100.00	AA	2,562,607
1,650	3.000%, 1/01/33 – AGM Insured	1/31 at 100.00	AA	1,804,012
44,760	3.000%, 1/01/46 – AGM Insured	1/31 at 100.00	AA	46,379,296
9,320	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2021 Subseries E-1, 5.000%, 2/01/37	2/31 at 100.00	AAA	12,032,390
	New York City, New York, General Obligation Bonds, Fiscal 2021 Series A-1:
7,500	5.000%, 8/01/28	No Opt. Call	AA	9,594,000
6,750	5.000%, 8/01/29	No Opt. Call	AA	8,756,910
10,025	5.000%, 8/01/30	No Opt. Call	AA	13,202,925
	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond Certified/Green Bond Series 2018I:
900	3.625%, 11/01/33	11/27 at 100.00	Aa2	993,807
2,000	3.875%, 11/01/38	11/27 at 100.00	Aa2	2,203,940
5,500	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond Certified/Green Bond Series 2019D, 2.050%, 5/01/23	4/21 at 100.00	Aa2	5,504,070
2,335	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond Certified/Sustainability Green Series 2020J, 0.750%, 5/01/25	7/22 at 100.00	Aa2	2,337,148
	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond Certified/Sustainability Series 2019P:
2,040	2.600%, 11/01/34	5/28 at 100.00	Aa2	2,123,130
10,105	2.850%, 11/01/39	5/28 at 100.00	Aa2	10,550,732
8,845	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Refunding Series 2019C, 3.850%, 11/01/39	5/28 at 100.00	Aa2	9,732,773
21,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Refunding Series 2020H, 2.300%, 11/01/40	5/29 at 100.00	Aa2	21,001,680
2,500	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2019E, 2.125%, 11/01/23	8/21 at 100.00	Aa2	2,514,350
13,760	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 223, 3.000%, 10/01/39	10/28 at 100.00	Aa1	14,388,970
10,175	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 225, 2.300%, 10/01/40	10/29 at 100.00	Aa1	10,178,459
6,000	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 227, 2.300%, 10/01/40	10/29 at 100.00	Aa1	6,002,040
21,935	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 231, 2.400%, 10/01/41	4/30 at 100.00	Aa1	22,014,282
6,095	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose, Series 2020C, 5.000%, 3/15/26	No Opt. Call	AA+	7,388,054
155

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose, Series 2020E:
$ 13,000	4.000%, 3/15/38	3/30 at 100.00	AA+	15,055,960
2,795	4.000%, 3/15/42	3/30 at 100.00	AA+	3,195,718
	New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
1,440	5.000%, 7/01/30 (AMT)	7/24 at 100.00	BBB	1,633,435
2,045	4.000%, 7/01/32 (AMT)	7/24 at 100.00	BBB	2,218,518
8,075	4.000%, 7/01/33 (AMT)	7/24 at 100.00	BBB	8,742,560
9,715	5.000%, 7/01/34 (AMT)	7/24 at 100.00	BBB	10,960,560
12,605	5.000%, 7/01/41 (AMT)	7/24 at 100.00	BBB	14,132,474
2,465	4.000%, 7/01/46 – AGM Insured (AMT)	7/24 at 100.00	AA	2,651,329
50,000	5.000%, 7/01/46 (AMT)	7/24 at 100.00	BBB	55,906,500
	New York Transportation Development Corporation, New York, Special Facility Revenue Refunding Bonds, Terminal One Group Association, LP Project, Series 2015:
2,015	5.000%, 1/01/22 (AMT)	No Opt. Call	BBB	2,081,817
2,065	5.000%, 1/01/23 (AMT)	No Opt. Call	BBB	2,224,480
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
15,510	4.000%, 1/01/36 (AMT)	1/28 at 100.00	Baa3	17,049,833
2,000	5.000%, 1/01/36 (AMT)	1/28 at 100.00	Baa3	2,371,420
4,955	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2020, 5.000%, 10/01/35 (AMT)	10/30 at 100.00	Baa3	6,173,633
10,030	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/25	12/23 at 100.00	Aa3	11,262,185
10,000	Rochester, New York, General Obligation Bonds, Bond Anticpation Notes Series 2020-III, 3.000%, 6/30/21	No Opt. Call	N/R	10,069,400
	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
2,435	5.000%, 7/01/28	7/24 at 100.00	A-	2,752,354
2,695	5.000%, 7/01/29	7/24 at 100.00	A-	3,034,274
4,200	5.000%, 7/01/30	7/24 at 100.00	A-	4,712,988
2,100	5.000%, 7/01/31	7/24 at 100.00	A-	2,351,517
1,335	5.000%, 7/01/32	7/24 at 100.00	A-	1,492,623
3,080	5.000%, 7/01/33	7/24 at 100.00	A-	3,437,403
	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Refunding Series 2020A Forward Delivery:
1,200	5.000%, 9/01/23	No Opt. Call	A3	1,324,488
1,835	5.000%, 9/01/24	No Opt. Call	A3	2,094,634
2,000	5.000%, 9/01/25	No Opt. Call	A3	2,348,040
156

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 20,000	Utility Debt Securitization Authority, New York, Restructuring Bonds, Refunding Series 2015, 5.000%, 12/15/34	12/25 at 100.00	AAA	23,878,200
726,570	Total New York			806,150,920
	North Carolina – 0.7%
2,395	Columbus County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Recovery Zone Facility Bonds, International Paper Company Project, Refunding Series 2020A, 1.375%, 5/01/34 (Mandatory Put 6/16/25)	No Opt. Call	BBB	2,447,714
610	North Carolina Captial Facilities Finance Agency, Revenue Bonds, The Methodist Univerity, Series 2012, 3.750%, 3/01/24	3/22 at 100.00	BB+	613,495
4,000	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 2019-42, 2.625%, 7/01/39	7/28 at 100.00	AA+	4,172,080
5,900	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 2020-43, 2.800%, 1/01/40	1/29 at 100.00	AA+	6,176,887
5,065	North Carolina Medical Care Commission, Hospital Revenue Bonds, CaroMont Health A/K/A Gaston Health, Series 2021A, 5.000%, 2/01/51 (Mandatory Put 2/01/26)	2/26 at 100.00	AA-	6,110,164
11,600	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2015C, 5.000%, 1/01/29	1/26 at 100.00	A	13,732,544
10,000	North Carolina State, General Obligation Bonds, Connect NC Public Improvement Series 2020A, 5.000%, 6/01/27	No Opt. Call	AAA	12,615,592
13,485	North Carolina State, Limited Obligation Bonds, Series 2020B, 5.000%, 5/01/26	No Opt. Call	AA+	16,472,602
	Wake County, North Carolina, Limited Obligation Bonds, Series 2021:
2,285	5.000%, 3/01/28	No Opt. Call	AA+	2,923,861
1,075	5.000%, 3/01/29	No Opt. Call	AA+	1,405,046
2,000	5.000%, 3/01/30	No Opt. Call	AA+	2,663,501
58,415	Total North Carolina			69,333,486
	North Dakota – 0.8%
	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A:
120	5.000%, 7/01/23 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	121,292
1,240	5.000%, 7/01/26 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	1,253,355
2,835	5.000%, 7/01/27 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	2,865,533
1,485	5.000%, 7/01/28 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	1,500,994
1,000	5.000%, 7/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	1,010,770
2,955	5.000%, 7/01/35 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	2,986,825
2,755	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31 (Pre-refunded 11/01/21)	11/21 at 100.00	A+ (7)	2,849,441
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012:
2,335	5.000%, 12/01/32	12/21 at 100.00	Baa2	2,368,227
26,005	5.000%, 12/01/35	12/21 at 100.00	Baa2	26,345,145
4,170	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Series 2019C, 3.200%, 7/01/39	7/28 at 100.00	Aa1	4,400,684
157

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	North Dakota (continued)
$ 2,565	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Series 2020A, 3.000%, 7/01/40	7/29 at 100.00	Aa1	2,682,144
4,900	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Series 2020B, 2.350%, 7/01/40	1/30 at 100.00	Aa1	4,924,696
	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C:
3,785	5.000%, 6/01/28	No Opt. Call	BBB-	4,477,731
3,000	5.000%, 6/01/29	6/28 at 100.00	BBB-	3,520,770
1,260	5.000%, 6/01/31	6/28 at 100.00	BBB-	1,457,669
3,480	5.000%, 6/01/34	6/28 at 100.00	BBB-	3,974,125
13,280	5.000%, 6/01/38	6/28 at 100.00	BBB-	15,011,712
77,170	Total North Dakota			81,751,113
	Ohio – 3.2%
1,900	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A, 5.000%, 5/01/33 (Pre-refunded 5/01/22)	5/22 at 100.00	AA- (7)	1,999,731
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1:
2,085	5.000%, 6/01/27	No Opt. Call	A	2,566,489
7,605	5.000%, 6/01/28	No Opt. Call	A	9,558,572
13,705	5.000%, 6/01/29	No Opt. Call	A	17,542,948
9,770	5.000%, 6/01/30	No Opt. Call	A	12,704,810
11,595	5.000%, 6/01/31	6/30 at 100.00	A-	14,969,493
5,610	5.000%, 6/01/32	6/30 at 100.00	A-	7,195,330
4,045	5.000%, 6/01/33	6/30 at 100.00	A-	5,148,638
3,145	5.000%, 6/01/34	6/30 at 100.00	A-	3,984,872
4,305	5.000%, 6/01/35	6/30 at 100.00	A-	5,429,767
1,155	5.000%, 6/01/36	6/30 at 100.00	A-	1,447,619
4,025	4.000%, 6/01/37	6/30 at 100.00	A-	4,676,768
5,965	4.000%, 6/01/38	6/30 at 100.00	A-	6,887,726
7,005	4.000%, 6/01/39	6/30 at 100.00	A-	8,052,528
8,065	3.000%, 6/01/48	6/30 at 100.00	BBB+	8,174,684
3,150	4.000%, 6/01/48	6/30 at 100.00	BBB+	3,515,306
7,360	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55	6/30 at 100.00	N/R	8,297,958
	Cleveland, Ohio, Airport System Revenue Bonds, Refunding Series 2016A:
1,525	5.000%, 1/01/28 – AGM Insured	1/25 at 100.00	AA	1,760,445
2,230	5.000%, 1/01/29 – AGM Insured	1/25 at 100.00	AA	2,569,830
2,000	5.000%, 1/01/30 – AGM Insured	1/25 at 100.00	AA	2,294,420
1,800	5.000%, 1/01/31 – AGM Insured	1/25 at 100.00	AA	2,059,272
10,170	Columbus, Ohio, General Obligation Bonds, Various Purpose Series 2019A, 5.000%, 4/01/27	No Opt. Call	AAA	12,740,505
158

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	Columbus, Ohio, General Obligation Bonds, Various Purpose Series 2021A:
$ 8,470	5.000%, 4/01/27	No Opt. Call	AAA	10,610,824
6,000	5.000%, 4/01/28	No Opt. Call	AAA	7,701,469
365	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc, Refunding Series 2008C, 5.500%, 8/15/24	5/21 at 100.00	A-	366,226
3,320	Lancaster Port Authority, Ohio, Gas Supply Revenue Bonds, Series 2019, 5.000%, 8/01/49 (Mandatory Put 2/01/25)	11/24 at 100.68	Aa2	3,849,905
1,080	Montgomery County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network Obligated Group Project, Refunding & Improvement Series 2021, 3.000%, 8/01/40	2/31 at 100.00	A+	1,145,229
7,450	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/27	2/23 at 100.00	BB+	7,874,352
	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
1,230	5.000%, 10/01/21	No Opt. Call	Aa3	1,259,139
965	5.000%, 10/01/22	No Opt. Call	Aa3	1,033,978
2,940	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/21 (6)	No Opt. Call	N/R	3,675
1,400	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (6)	No Opt. Call	N/R	1,750
28,740	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (6)	No Opt. Call	N/R	35,925
915	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (6)	No Opt. Call	N/R	1,144
3,610	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33 (6)	No Opt. Call	N/R	4,513
250	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (6)	No Opt. Call	N/R	313
1,020	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 4.375%, 6/01/33 (Mandatory Put 6/01/22)	No Opt. Call	N/R	1,050,600
14,735	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2005A, 2.100%, 1/01/29 (Mandatory Put 10/01/24) (AMT)	No Opt. Call	BBB+	15,322,190
20,015	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2005C, 2.100%, 4/01/28 (Mandatory Put 10/01/24) (AMT)	No Opt. Call	BBB+	20,833,013
20,825	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2007A, 2.500%, 8/01/40 (Mandatory Put 10/01/29) (AMT)	No Opt. Call	BBB+	22,498,080
16,850	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2007B, 2.500%, 11/01/42 (Mandatory Put 10/01/29) (AMT)	No Opt. Call	BBB+	18,211,311
159

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 12,040	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2014B, 2.600%, 6/01/41 (Mandatory Put 10/01/29) (AMT)	10/24 at 100.00	BBB+	12,723,631
6,015	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2014D, 1.900%, 5/01/26 (Mandatory Put 10/01/24)	No Opt. Call	BBB+	6,250,006
655	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC Project, Series 2017, 3.750%, 1/15/28, 144A (AMT)	No Opt. Call	N/R	711,003
5,000	Ohio Higher Educational Facility Commission, Revenue Bonds, Case Western Reserve University Project, Series 2019C, 1.625%, 12/01/34 (Mandatory Put 12/01/26)	6/26 at 100.00	AA-	5,117,700
3,205	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2019B, 3.000%, 9/01/39	9/28 at 100.00	Aaa	3,366,147
5,030	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2020A, 2.750%, 9/01/40	3/29 at 100.00	Aaa	5,202,931
1,725	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2020B, 2.250%, 9/01/40	9/29 at 100.00	Aaa	1,736,558
3,000	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2021A, 2.250%, 9/01/41 (WI/DD, Settling 4/22/21)	3/30 at 100.00	Aaa	3,021,194
1,400	Ohio State, General Obligation Bonds, Common Schools Series 2021A, 5.000%, 6/15/26	No Opt. Call	AA+	1,715,508
2,000	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011B, 4.000%, 9/15/21	No Opt. Call	AA+	2,034,920
8,795	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Refunding Series 2016A, 5.000%, 1/15/41	1/26 at 100.00	A	10,087,746
5,220	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Variable Rate Series 2020B, 5.000%, 1/15/50 (Mandatory Put 1/15/25)	1/25 at 100.00	A	6,056,192
3,855	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Generating Corporation Project, Refunding Series 2006A, 3.000%, 5/15/49 (6)	No Opt. Call	N/R	4,819
8,500	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (6)	No Opt. Call	N/R	10,625
8,645	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2010A, 3.750%, 7/01/33 (6)	No Opt. Call	N/R	10,806
1,945	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2010C, 4.000%, 6/01/33 (6)	No Opt. Call	N/R	2,431
2,355	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (6)	No Opt. Call	N/R	2,944
12,010	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2014, 5.000%, 6/01/21	No Opt. Call	AAA	12,101,876
1,935	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 5.375%, 3/01/27	3/25 at 100.00	N/R	2,099,862
351,725	Total Ohio			327,638,246
	Oklahoma – 1.6%
700	Bryan County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Durant Public Schools Project, Refunding Series 2020, 4.000%, 12/01/28	No Opt. Call	A	846,062
160

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
	Bryan County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Durant Public Schools Project, Series 2020:
$ 1,775	2.000%, 9/01/28	No Opt. Call	A	1,854,485
1,850	2.000%, 9/01/29	No Opt. Call	A	1,924,185
1,800	2.750%, 9/01/30	No Opt. Call	A	1,981,314
1,790	2.750%, 9/01/31	9/30 at 100.00	A	1,959,567
	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012:
2,290	4.500%, 9/01/21	No Opt. Call	AA-	2,329,411
1,415	4.000%, 9/01/23	9/21 at 100.00	AA-	1,436,395
45	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2017, 4.000%, 9/01/24	No Opt. Call	AA-	50,439
	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2016:
3,025	5.000%, 6/01/21	No Opt. Call	A+	3,046,114
7,580	5.000%, 6/01/22	No Opt. Call	A+	7,969,764
3,085	5.000%, 6/01/23	No Opt. Call	A+	3,363,761
	Comanche County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Elgin Public Schools Project, Series 2017A:
1,470	5.000%, 12/01/28	12/27 at 100.00	A	1,838,529
1,410	5.000%, 12/01/31	12/27 at 100.00	A	1,742,365
	Garfield County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Enid Public Schools Project, Series 2016A:
3,165	5.000%, 9/01/30	9/26 at 100.00	A	3,810,565
5,290	5.000%, 9/01/31	9/26 at 100.00	A	6,364,187
3,150	Garvin County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Wynnewood Public Schools Project, Series 2018, 3.625%, 9/01/36	9/28 at 100.00	A-	3,412,521
	Grady County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Amber-Pocasset Public Schools Project, Series 2019:
1,365	4.000%, 9/01/32	9/29 at 100.00	A	1,601,227
1,485	4.000%, 9/01/34	9/29 at 100.00	A	1,729,431
1,000	4.000%, 9/01/36	9/29 at 100.00	A	1,157,360
	Grady County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Tuttle Public Schools Project, Series 2019:
1,870	4.000%, 9/01/32	9/29 at 100.00	A+	2,201,626
1,480	4.000%, 9/01/33	9/29 at 100.00	A+	1,735,478
1,375	4.000%, 9/01/34	9/29 at 100.00	A+	1,607,141
	Lincoln County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Stroud Public Schools Project, Series 2016:
2,115	5.000%, 9/01/22	No Opt. Call	A	2,244,100
1,000	5.000%, 9/01/23	No Opt. Call	A	1,101,720
1,870	5.000%, 9/01/24	No Opt. Call	A	2,129,163
2,490	5.000%, 9/01/26	No Opt. Call	A	3,000,599
161

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
	McClain County Economic Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Purcell Public Schools Project, Series 2018:
$ 1,280	5.000%, 9/01/30	9/28 at 100.00	A	1,614,093
1,565	5.000%, 9/01/34	9/28 at 100.00	A	1,942,071
6,140	Oklahoma City, Oklahoma, General Obligation Bonds, Refunding Series 2021, 2.000%, 3/01/25 (WI/DD, Settling 5/18/21)	No Opt. Call	AAA	6,494,697
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B:
6,160	5.000%, 8/15/33	8/28 at 100.00	Baa3	7,452,984
16,565	5.000%, 8/15/38	8/28 at 100.00	Baa3	19,773,309
3,205	Oklahoma Development Finance Authority, Limited Obligation Revenue Bonds, Gilcrease Expressway West Project, Series 2020, 1.625%, 7/06/23 (AMT)	6/22 at 100.00	Baa2	3,220,961
1,815	Oklahoma Housing Finance Agency, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2019A, 3.000%, 9/01/39	3/28 at 100.00	Aaa	1,888,743
1,595	Oklahoma Housing Finance Agency, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2020A, 3.000%, 9/01/40	3/29 at 100.00	Aaa	1,652,755
	Pontotoc County Educational Facilities Authority, Oklahoma, Facilities Lease Revenue Bonds, Ada Public Schools Project, Series 2014:
750	5.000%, 9/01/22	No Opt. Call	A-	796,440
500	3.000%, 9/01/23	No Opt. Call	A-	527,180
630	5.000%, 9/01/24	No Opt. Call	A-	716,405
1,505	5.000%, 9/01/25	No Opt. Call	A-	1,759,797
3,210	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2013A, 5.625%, 6/01/38 (AMT)	6/23 at 100.00	AA	3,531,225
	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Berryhill Public Schools Project, Series 2020:
1,540	2.000%, 9/01/27	No Opt. Call	A-	1,583,967
1,605	2.000%, 9/01/28	No Opt. Call	A-	1,641,498
1,670	2.000%, 9/01/29	No Opt. Call	A-	1,694,549
3,150	2.000%, 9/01/30	No Opt. Call	A-	3,170,884
	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2016:
3,655	5.000%, 9/01/25	9/23 at 100.00	AA-	4,058,366
10,755	5.000%, 9/01/26	9/23 at 100.00	AA-	11,939,125
1,650	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2019A, 5.000%, 9/01/29	No Opt. Call	AA-	2,128,450
	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Jenks Public Schools Project, Series 2015:
6,195	5.000%, 9/01/25	No Opt. Call	AA-	7,385,307
9,590	5.000%, 9/01/26	9/25 at 100.00	AA-	11,383,234
2,580	Washington County Rural Water District 3, Oklahoma, Revenue Bonds, Refunding & Capital improvement Series 2020, 3.000%, 9/15/35	3/28 at 100.00	A+	2,756,885
162

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
	Weatherford Industrial Trust Educational, Oklahoma, Facilities Lease Revenue Bonds, Weatherford Public Schools Project, Series 2019:
$ 2,000	5.000%, 3/01/29	No Opt. Call	A-	2,515,200
1,695	5.000%, 3/01/31	3/29 at 100.00	A-	2,145,989
2,500	5.000%, 3/01/33	3/29 at 100.00	A-	3,138,800
149,395	Total Oklahoma			169,350,423
	Oregon – 0.8%
5,000	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation Bonds, Convertible Deferred Interest Series 2017D, 5.000%, 6/15/35	6/27 at 100.00	AA+	6,133,350
1,750	Benton and Linn Counties District School District 509J Corvallis, Oregon, General Obligation Bonds, Series 2018A, 5.000%, 6/15/38	6/28 at 100.00	AA+	2,174,953
1,190	Clackamas Community College District, Oregon, General Obligation Bonds, Deferred Interest Series 2017A, 5.000%, 6/15/40	6/27 at 100.00	Aa1	1,435,152
1,475	Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Rose Villa Inc, Series 2020B-1, 3.250%, 11/15/25	11/21 at 100.00	N/R	1,484,765
	Clackamas County School District 62, Oregon City, Oregon, General Obligation Bonds, Refunding Series 2018A:
1,665	0.000%, 6/15/34	6/28 at 79.31	AA+	1,161,054
1,500	0.000%, 6/15/35	6/28 at 75.58	AA+	992,835
1,000	0.000%, 6/15/37	6/28 at 69.16	AA+	602,890
2,050	0.000%, 6/15/39	6/28 at 63.17	AA+	1,123,605
1,770	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Adventist Health System/West, Refunding Variable Rate Series 2019, 5.000%, 3/01/40 (Mandatory Put 3/01/25)	9/24 at 100.00	A+	2,013,393
2,750	Multnomah-Clackamas Counties School District 10JT Greham-Barlow, Oregon, General Obligation Bonds, Deferred interest Series 2019A, 0.000%, 6/15/38	6/29 at 72.47	Aa1	1,692,323
2,930	Oregon Housing and Community Services Department, Mortgage Revenue Bonds, Single-Family Mortgage Program, Series 2017D, 3.450%, 1/01/38	1/27 at 100.00	Aa2	3,115,410
4,680	Oregon Housing and Community Services Department, Mortgage Revenue Bonds, Single-Family Mortgage Program, Series 2018C, 3.900%, 7/01/38	7/27 at 100.00	Aa2	5,017,896
7,670	Oregon Housing and Community Services Department, Mortgage Revenue Bonds, Single-Family Mortgage Program, Series 2019A, 2.650%, 7/01/39	7/28 at 100.00	Aa2	7,991,830
15,995	Oregon State Business Development Commission, Recovery Zone Facility Revenue Bonds, Intel Corporation Project, 232 Series 2010, 2.400%, 12/01/40 (Mandatory Put 8/14/23)	No Opt. Call	A+	16,733,169
11,240	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2013A, 5.000%, 11/15/38 (Pre-refunded 11/15/23)	11/23 at 100.00	AAA	12,653,767
5,855	Oregon State, General Obligation Bonds, Article XI-Q State Projects Series 2021A, 5.000%, 5/01/27	No Opt. Call	AA+	7,358,585
	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Healthl Project, Refunding Series 2016A:
3,425	5.000%, 5/15/32	5/26 at 100.00	AA-	4,022,217
1,925	5.000%, 5/15/33	5/26 at 100.00	AA-	2,254,849
73,870	Total Oregon			77,962,043
163

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania – 5.0%
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny Health Network Obligated Group Issue, Series 2018A:
$ 1,000	5.000%, 4/01/36	4/28 at 100.00	A	1,207,080
10,010	4.000%, 4/01/37	4/28 at 100.00	A	11,269,158
6,050	4.000%, 4/01/38	4/28 at 100.00	A	6,794,876
13,810	4.000%, 4/01/44	4/28 at 100.00	A	15,140,179
	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012:
1,005	5.000%, 12/01/25 (Pre-refunded 12/01/22)	12/22 at 100.00	AA- (7)	1,086,254
4,080	5.000%, 12/01/37 (Pre-refunded 12/01/22)	12/22 at 100.00	AA- (7)	4,409,868
1,525	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018, 5.000%, 5/01/28, 144A	No Opt. Call	Baa3	1,836,466
1,200	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.500%, 4/01/41 (6)	No Opt. Call	N/R	1,500
7,770	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008A, 2.700%, 4/01/35 (6)	No Opt. Call	N/R	9,713
2,880	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (6)	No Opt. Call	N/R	3,600
	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Tower Health Project, Series 2017:
1,645	4.000%, 11/01/33	11/27 at 100.00	BB-	1,650,758
2,395	4.000%, 11/01/38	11/27 at 100.00	BB-	2,321,354
8,815	4.000%, 11/01/39	11/27 at 100.00	BB-	8,507,709
380	3.750%, 11/01/42	11/27 at 100.00	BB-	349,114
4,795	4.000%, 11/01/47	11/27 at 100.00	BB-	4,530,172
12,430	5.000%, 11/01/47	11/27 at 100.00	BB-	12,469,154
12,800	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2020B-2, 5.000%, 2/01/40 (Mandatory Put 2/01/27)	8/26 at 101.63	BB-	13,949,824
11,910	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2020B-3, 5.000%, 2/01/40 (Mandatory Put 2/01/30)	8/29 at 101.50	BB-	13,235,226
1,000	Capital Region Water, Pennsylvania, Water Revenue Bonds, Series 2018, 5.000%, 7/15/27	No Opt. Call	A+	1,224,120
3,590	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Pennsylvania-American Water Company Project, Refunding Series 2019, 2.450%, 12/01/39 (Mandatory Put 12/03/29) (AMT)	12/29 at 100.00	A+	3,810,103
	Commonwealth Financing Authority, Pennsylvania, Revenue Bonds, Refunding Forward Delivery Series 2020A:
2,000	5.000%, 6/01/28	No Opt. Call	A1	2,513,480
1,750	5.000%, 6/01/29	No Opt. Call	A1	2,232,423
45,170	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018, 4.000%, 6/01/39 – AGM Insured	6/28 at 100.00	AA	51,224,587
6,715	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2020B, 5.000%, 4/01/43 (Mandatory Put 2/15/27)	8/26 at 100.00	AA-	8,200,492
11,640	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2020C, 5.000%, 4/01/43 (Mandatory Put 4/01/30)	10/29 at 100.00	AA-	15,014,320
164

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A:
$ 410	5.000%, 6/01/22	No Opt. Call	Ba3	426,466
790	5.000%, 6/01/24	6/23 at 100.00	Ba3	845,893
525	5.000%, 6/01/25	6/23 at 100.00	Ba3	560,553
370	5.125%, 6/01/26	6/23 at 100.00	Ba3	395,208
460	5.375%, 6/01/28	6/23 at 100.00	Ba3	491,179
12,575	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016A, 1.800%, 9/01/29 (Mandatory Put 9/01/22)	No Opt. Call	A1	12,828,512
10,520	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016B, 1.800%, 2/15/27 (Mandatory Put 8/15/22)	No Opt. Call	A1	10,725,456
11,890	Luzerne County Industrial Development Authority, Pennsylvania, Revenue Bonds, Pennsylvania-American Water Company Project, Refunding Series 2019, 2.450%, 12/01/39 (Mandatory Put 12/03/29) (AMT)	12/29 at 100.00	A+	12,728,007
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, AICUP Financing Program, Gwynedd Mercy University, Variable Rate Series 2017V-1B:
985	4.000%, 5/01/36 (Mandatory Put 5/01/22)	No Opt. Call	BBB	1,000,514
1,080	4.000%, 5/01/36 (Mandatory Put 5/01/23)	No Opt. Call	BBB	1,132,153
8,285	North Allegheny School District, Allegheny County, Pennsylvania, General Obligation Bonds, Limited Tax Series 2019, 4.000%, 5/01/44	5/29 at 100.00	AA	9,387,071
4,055	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40 (6)	No Opt. Call	N/R	5,069
3,455	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41 (6)	No Opt. Call	N/R	4,319
	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Guaranteed Series 2013B:
1,975	5.500%, 1/01/25	1/24 at 100.00	AA	2,240,361
2,265	5.500%, 1/01/26	1/24 at 100.00	AA	2,565,430
2,265	5.500%, 1/01/27	1/24 at 100.00	AA	2,559,744
	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Insured Series 2013C:
500	5.500%, 1/01/25 – AGM Insured	1/24 at 100.00	AA	567,180
1,110	5.500%, 1/01/26 – AGM Insured	1/24 at 100.00	AA	1,257,230
2,505	5.500%, 1/01/28 – AGM Insured	1/24 at 100.00	AA	2,830,274
2,050	5.500%, 1/01/29 – AGM Insured	1/24 at 100.00	AA	2,316,070
1,255	5.500%, 1/01/31 – AGM Insured	1/24 at 100.00	AA	1,417,874
2,375	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Project, Series 2004, 2.150%, 11/01/21	No Opt. Call	A-	2,400,508
165

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University, Series 2012:
$ 1,320	5.000%, 5/01/27	11/22 at 100.00	BB+	1,368,259
10,850	5.000%, 5/01/42	11/22 at 100.00	BB+	11,088,157
19,870	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-120, 3.100%, 10/01/36	10/25 at 100.00	AA+	20,618,105
8,950	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-121, 3.100%, 10/01/36	10/25 at 100.00	AA+	9,294,754
12,830	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-125A, 3.700%, 10/01/37 (AMT)	4/27 at 100.00	AA+	13,786,707
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-128B:
6,605	3.500%, 10/01/34	10/27 at 100.00	AA+	7,131,154
3,000	3.850%, 4/01/38	10/27 at 100.00	AA+	3,273,720
4,880	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-131A, 3.000%, 10/01/39	4/29 at 100.00	AA+	5,171,482
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2020-133:
2,020	2.125%, 10/01/35	10/29 at 100.00	AA+	2,054,461
8,840	2.350%, 10/01/40	10/29 at 100.00	AA+	8,972,688
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2014A:
2,095	0.000%, 12/01/34 (8)	12/26 at 100.00	AA-	2,302,866
5,000	0.000%, 12/01/37 (8)	12/26 at 100.00	AA-	5,516,800
15,950	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 6.375%, 12/01/38	12/27 at 100.00	A	20,995,463
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Series 2019 Forward Delivery:
4,615	5.000%, 12/01/24	No Opt. Call	A1	5,394,150
5,130	5.000%, 12/01/25	No Opt. Call	A1	6,190,781
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2016B-2:
5,905	5.000%, 6/01/25	No Opt. Call	A3	6,868,578
2,830	5.000%, 6/01/29	6/26 at 100.00	A3	3,394,302
22,145	5.000%, 6/01/35	6/26 at 100.00	A3	26,387,318
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2017:
2,515	5.000%, 12/01/29	12/27 at 100.00	A3	3,140,707
3,190	5.000%, 12/01/31	12/27 at 100.00	A3	3,910,015
5,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Series 2016A, 5.000%, 12/01/36	12/26 at 100.00	A3	6,035,150
166

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Third Series 2017:
$ 3,495	5.000%, 12/01/31	12/27 at 100.00	A3	4,283,856
2,250	5.000%, 12/01/32	12/27 at 100.00	A3	2,756,812
2,000	4.000%, 12/01/36	12/27 at 100.00	A3	2,267,760
12,025	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/24	No Opt. Call	A+	14,055,181
1,045	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2016A-1, 5.000%, 12/01/28	6/26 at 100.00	A1	1,269,466
3,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2017A-1, 5.000%, 12/01/36	12/27 at 100.00	A1	3,687,780
7,445	Philadelphia Authority For Industrial Development, Pennsylvania, City Agreement Revenue Bonds, Cultural and Commercial Corridors Program, Refunding Series 2016A, 5.000%, 12/01/29	12/25 at 100.00	A	8,870,792
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, La Salle University, Series 2017:
1,835	5.000%, 5/01/31	11/27 at 100.00	BB+	2,014,500
2,050	5.000%, 5/01/33	11/27 at 100.00	BB+	2,235,361
1,165	5.000%, 5/01/34	11/27 at 100.00	BB+	1,265,341
	Philadelphia School District, Pennsylvania, General Obligation Bonds, Refunding Series 2020 Forward Delivery:
5,000	5.000%, 9/01/21	No Opt. Call	A+	5,096,150
3,000	5.000%, 9/01/22	No Opt. Call	A+	3,198,030
10,550	Philadelphia School District, Pennsylvania, General Obligation Bonds, Tax & Revenue Anticipation Note Series 2020-21A, 4.000%, 6/30/21	No Opt. Call	N/R	10,651,385
1,250	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017B, 5.000%, 7/01/21 (AMT)	No Opt. Call	A2	1,263,700
8,530	Philadelphia, Pennsylvania, Tax and Revenue Anticipation Notes, Series A of 2020-2021, 4.000%, 6/30/21	No Opt. Call	N/R	8,612,400
2,650	Quakertown General Authority Health Facilities Revenue USDA Loan Anticipation Notes and Revenue Bonds for LifeQuest Obligated Group, Pennsylvania, Series 2017A, 3.125%, 7/01/21	4/21 at 100.00	N/R	2,637,942
6,995	Sayre Healthcare Facility Authority, Pennsylvania, Revenue Bonds, Guthrie Healthcare System, Series 2007, 0.908%, 12/01/24 (3-Month LIBOR *67% reference rate + 0.780%spread) (4)	5/21 at 100.00	AA-	7,009,480
4,265	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016, 5.000%, 11/15/26	5/24 at 100.00	BB+	4,618,142
2,235	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016, 3.375%, 6/01/26	No Opt. Call	BB+	2,267,296
167

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc, Series 2013:
$ 1,105	5.000%, 12/01/21	No Opt. Call	A	1,138,603
1,625	5.000%, 12/01/22	No Opt. Call	A	1,748,484
1,705	5.000%, 12/01/23	6/23 at 100.00	A	1,866,003
1,795	5.000%, 12/01/24	6/23 at 100.00	A	1,955,168
3,120	Washington County Industrial Development Authority, Pennsylvania, College Revenue Bonds, AICUP Financing Program-Washington and Jefferson College Project, Series 2017-PP5, 3.375%, 11/01/36	11/27 at 100.00	A-	3,290,633
491,740	Total Pennsylvania			522,632,483
	Puerto Rico – 2.2%
9,835	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.125%, 7/01/24	No Opt. Call	CCC	10,768,833
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
12,320	5.250%, 7/01/24	7/22 at 100.00	CCC	12,997,600
6,095	4.250%, 7/01/25	7/22 at 100.00	CCC	6,350,442
13,325	5.000%, 7/01/33	7/22 at 100.00	CCC	14,013,769
6,155	5.125%, 7/01/37	7/22 at 100.00	CCC	6,482,877
6,960	5.250%, 7/01/42	7/22 at 100.00	CCC	7,342,800
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
1,324	0.000%, 7/01/24	No Opt. Call	N/R	1,244,295
15,217	0.000%, 7/01/27	No Opt. Call	N/R	13,350,179
33,697	0.000%, 7/01/29	7/28 at 98.64	N/R	27,793,960
30,431	0.000%, 7/01/31	7/28 at 91.88	N/R	23,328,100
49,666	0.000%, 7/01/33	7/28 at 86.06	N/R	35,316,003
4,413	4.500%, 7/01/34	7/25 at 100.00	N/R	4,771,512
12	0.000%, 7/01/51	7/28 at 30.01	N/R	2,656
584	4.750%, 7/01/53	7/28 at 100.00	N/R	635,628
4,743	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured Cofina Project Series 2018B-1, 4.500%, 7/01/34	7/25 at 100.00	N/R	5,128,321
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2:
23,617	4.329%, 7/01/40	7/28 at 100.00	N/R	25,322,620
22,891	4.329%, 7/01/40	7/28 at 100.00	N/R	24,544,188
3,703	4.784%, 7/01/58	7/28 at 100.00	N/R	4,016,292
244,988	Total Puerto Rico			223,410,075
	Rhode Island – 0.5%
4,350	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A, 5.500%, 9/01/28 (Pre-refunded 9/01/23)	9/23 at 100.00	N/R (7)	4,906,321
168

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Rhode Island (continued)
$ 4,125	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, 2019 Series 70, 3.000%, 10/01/39	10/28 at 100.00	AA+	4,339,706
3,900	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, 2019 Series 71, 3.000%, 10/01/39	4/29 at 100.00	AA+	4,103,697
10,000	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bonds, Series 73-A, 2.300%, 10/01/40	10/29 at 100.00	AA+	10,041,800
4,550	Rhode Island Housing and Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Series 2020-72A, 2.550%, 10/01/40	10/29 at 100.00	AA+	4,656,516
136,145	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 0.000%, 6/01/52	4/21 at 15.88	CCC-	21,943,851
163,070	Total Rhode Island			49,991,891
	South Carolina – 0.8%
5,770	Greenville Hospital System Board of Trustees, South Carolina, Hospital Revenue Bonds, Series 2014B, 5.000%, 5/01/34	5/24 at 100.00	A	6,373,600
	Lexington County Health Services District, Inc, South Carolina, Hospital Revenue Bonds, Lexington Medical Center, Series 2016:
1,055	5.000%, 11/01/34	5/26 at 100.00	A1	1,230,214
1,170	5.000%, 11/01/35	5/26 at 100.00	A1	1,360,546
6,650	Patriots Energy Group Financing Agency, South Carolina, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 10/01/48 (Mandatory Put 2/01/24)	11/23 at 100.30	Aa2	7,260,869
2,980	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2019B, 2.900%, 7/01/39	1/29 at 100.00	Aaa	3,109,541
6,000	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2020B, 2.150%, 7/01/40	1/30 at 100.00	Aaa	5,947,680
	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, FMU Student Housing LLC - Francis Marion University Project, Series 2014A:
1,910	5.000%, 8/01/27	8/24 at 100.00	Baa3	2,076,552
3,925	5.000%, 8/01/32	8/24 at 100.00	Baa3	4,211,329
	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Bon Secours Health System Obligated Group, Series 2012:
7,535	5.000%, 11/01/27 (Pre-refunded 11/01/22)	11/22 at 100.00	N/R (7)	8,107,359
1,275	5.000%, 11/01/29 (Pre-refunded 11/01/22)	11/22 at 100.00	N/R (7)	1,371,849
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A:
3,125	5.000%, 12/01/31	6/25 at 100.00	A	3,635,000
8,290	5.000%, 12/01/50	6/25 at 100.00	A	9,484,920
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2020A:
2,850	5.000%, 12/01/31	12/30 at 100.00	A	3,757,839
2,675	5.000%, 12/01/32	12/30 at 100.00	A	3,505,614
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A:
7,060	5.000%, 12/01/29	6/26 at 100.00	A	8,490,709
4,125	5.000%, 12/01/31	6/26 at 100.00	A	4,944,637
169

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
	South Carolina State, General Obligation Bonds, Refunding State Transportation Infrastructure Series 2021A:
$ 3,185	3.000%, 4/01/26	No Opt. Call	Aaa	3,568,014
3,325	3.000%, 4/01/27	No Opt. Call	Aaa	3,777,954
1,960	3.000%, 4/01/28	No Opt. Call	Aaa	2,250,053
1,580	Spartanburg Regional Health Services District, Inc, South Carolina, Hosptial Revenue Bonds, Refunding Series 2012A, 5.000%, 4/15/32	4/22 at 100.00	A	1,650,642
76,445	Total South Carolina			86,114,921
	South Dakota – 0.3%
	Mitchell School District 17-2, South Dakota, General Obligation Bonds, Limited Tax Refunding Certificates, Series 2021:
200	2.000%, 8/01/26	No Opt. Call	AA+	212,011
400	2.000%, 8/01/27	No Opt. Call	AA+	426,492
400	2.000%, 8/01/29	8/27 at 100.00	AA+	418,921
	South Dakota Building Authority, Revenue Bonds, Series 2013B:
715	5.000%, 6/01/22	No Opt. Call	AA+	753,817
1,065	5.000%, 6/01/24 (Pre-refunded 6/01/23)	6/23 at 100.00	AA+ (7)	1,175,867
1,500	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Monument Health, Inc, Series 2020A, 5.000%, 9/01/27	No Opt. Call	AA-	1,873,455
2,410	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Regional Health, Refunding Series 2017, 5.000%, 9/01/31	9/27 at 100.00	AA-	2,902,387
6,500	South Dakota Health and Educational Facilities Authority, Reveune Bonds, Avera Health, Series 2019A, 5.000%, 7/01/33 (Mandatory Put 7/01/24)	4/24 at 100.00	AA-	7,280,000
	South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series 2018B:
3,200	3.850%, 11/01/33	11/27 at 100.00	AAA	3,527,872
1,760	4.050%, 11/01/38	11/27 at 100.00	AAA	1,937,831
2,165	South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series 2019A, 3.800%, 11/01/39	5/28 at 100.00	AAA	2,359,049
3,925	South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series 2021A, 2.100%, 11/01/41	5/30 at 100.00	AAA	3,854,887
24,240	Total South Dakota			26,722,589
	Tennessee – 1.5%
2,265	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2014A, 5.000%, 10/01/28	10/24 at 100.00	BBB	2,514,444
	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc, Series 2017:
2,785	3.375%, 4/01/26	No Opt. Call	BBB	3,110,009
3,250	5.000%, 4/01/29	4/27 at 100.00	BBB	3,882,937
2,500	5.000%, 4/01/30	4/27 at 100.00	BBB	2,962,800
2,725	5.000%, 4/01/31	4/27 at 100.00	BBB	3,212,094
170

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2012A:
$ 1,400	4.000%, 1/01/22	No Opt. Call	A+	1,438,080
1,300	4.000%, 1/01/23	No Opt. Call	A+	1,382,173
3,180	5.000%, 1/01/23	No Opt. Call	A+	3,436,085
2,110	5.000%, 1/01/24	1/23 at 100.00	A+	2,276,015
	Knoxville, Tennessee, General Obligation Bonds, Series 2021:
3,745	5.000%, 5/01/28	No Opt. Call	AAA	4,813,052
3,925	5.000%, 5/01/29	No Opt. Call	AAA	5,146,934
	Memphis and Shelby County Port Commission, Tennessee, Port Development Revenue Bonds, Series 2011:
1,480	5.250%, 4/01/23	5/21 at 100.00	AA	1,485,284
1,560	5.250%, 4/01/24	5/21 at 100.00	AA	1,565,538
1,240	5.250%, 4/01/25	5/21 at 100.00	AA	1,244,402
8,255	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/35	7/26 at 100.00	Aa1	9,808,508
1,250	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 2021A, 5.000%, 5/15/28	No Opt. Call	AA+	1,605,873
	Murfreesboro, Tennessee, General Obligation Bonds, Series 2021:
4,440	5.000%, 6/01/27	No Opt. Call	Aa1	5,595,211
4,340	5.000%, 6/01/28	No Opt. Call	Aa1	5,595,013
4,435	5.000%, 6/01/29	No Opt. Call	Aa1	5,829,260
4,435	3.000%, 6/01/30	6/29 at 100.00	Aa1	5,070,306
825	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2015-1C, 3.950%, 7/01/35	1/25 at 100.00	AA+	878,518
4,915	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2018-3, 3.750%, 7/01/38	7/27 at 100.00	AA+	5,315,917
10,310	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2018-4, 3.900%, 7/01/38	1/28 at 100.00	AA+	11,356,568
9,625	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2019-1, 3.750%, 7/01/39	7/28 at 100.00	AA+	10,480,951
9,845	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2019-2, 3.000%, 7/01/39	7/28 at 100.00	AA+	10,393,662
3,625	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2019-3, 2.600%, 7/01/39	1/29 at 100.00	AA+	3,800,414
5,405	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2019-4, 2.900%, 7/01/39	1/29 at 100.00	AA+	5,683,087
4,270	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2021-1, 2.250%, 7/01/41 (WI/DD, Settling 4/28/21)	7/30 at 100.00	AA+	4,299,960
5,000	The Tennessee Energy Acquisition Corporation, Gas Project Revenue Bonds, Series 2018, 4.000%, 11/01/49 (Mandatory Put 11/01/25)	8/25 at 100.22	A2	5,674,850
171

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
$ 27,255	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 4.000%, 5/01/48 (Mandatory Put 5/01/23)	2/23 at 100.43	A2	29,121,695
141,695	Total Tennessee			158,979,640
	Texas – 5.1%
	Aransas County, Texas, Limited Tax Notes, Series 2021:
1,890	3.000%, 2/15/25	8/22 at 100.00	AA	1,949,854
3,855	3.000%, 2/15/26	8/22 at 100.00	AA	3,970,571
4,075	3.000%, 2/15/27	8/22 at 100.00	AA	4,189,346
	Arlington Independent School District, Tarrant County, Texas, General Obligation Bonds, School Building Series 2021:
1,255	5.000%, 2/15/25	No Opt. Call	AAA	1,474,449
1,250	5.000%, 2/15/26	No Opt. Call	AAA	1,516,382
1,200	5.000%, 2/15/27	No Opt. Call	AAA	1,494,996
1,200	5.000%, 2/15/28	No Opt. Call	AAA	1,532,973
1,500	5.000%, 2/15/29	No Opt. Call	AAA	1,956,063
1,000	5.000%, 2/15/30	No Opt. Call	AAA	1,327,664
	Austin Convention Enterprises Inc, Texas, Convention Center Hotel Revenue Bonds, Refunding First Tier Series 2017A:
2,610	5.000%, 1/01/28	1/27 at 100.00	BB+	2,965,064
2,840	5.000%, 1/01/30	1/27 at 100.00	BB+	3,176,710
1,600	5.000%, 1/01/32	1/27 at 100.00	BB+	1,772,208
5,000	Austin, Texas, Airport System Revenue Bonds, Refunding Series 2019, 5.000%, 11/15/21 (AMT)	No Opt. Call	A1	5,142,100
4,000	Austin, Texas, Electric Utility System Revenue Bonds, Refunding & Improvement Series 2020A, 5.000%, 11/15/26	No Opt. Call	AA	4,947,400
3,075	Central Texas Regional Mobility Authority, Revenue Bonds, Anticipation Notes Subordinate Lien Series 2020F, 5.000%, 1/01/25	7/24 at 100.00	BBB+	3,489,172
6,910	Central Texas Regional Mobility Authority, Revenue Bonds, Anticipation Notes Subordinate Lien Series 2021C, 5.000%, 1/01/27 (WI/DD, Settling 4/14/21)	1/26 at 100.00	BBB+	8,160,397
3,370	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Senior Lien Series 2013A, 5.000%, 1/01/33 (Pre-refunded 1/01/23)	1/23 at 100.00	A- (7)	3,654,934
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A:
1,945	5.000%, 1/01/32	7/25 at 100.00	A-	2,232,432
1,390	5.000%, 1/01/33	7/25 at 100.00	A-	1,590,688
1,165	5.000%, 1/01/34	7/25 at 100.00	A-	1,331,432
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2016:
2,000	5.000%, 1/01/33	1/26 at 100.00	A-	2,316,700
1,650	5.000%, 1/01/35	1/26 at 100.00	A-	1,904,595
172

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	City of Houston, Texas, Convention & Entertainment Facilities Department Hotel Occupancy Tax and Special Revenue Bonds, Refunding Series 2019:
$ 1,120	5.000%, 9/01/32	9/28 at 100.00	A	1,307,835
1,000	5.000%, 9/01/34	9/28 at 100.00	A	1,157,470
1,000	5.000%, 9/01/35	9/28 at 100.00	A	1,153,960
1,000	5.000%, 9/01/36	9/28 at 100.00	A	1,151,240
450	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012, 3.750%, 8/15/22	No Opt. Call	A-	459,455
20,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding & Improvement Series 2016, 1.600%, 11/01/21, 144A (AMT)	No Opt. Call	A	20,143,800
3,740	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc Project, Series 2012B, 4.750%, 11/01/42	11/22 at 100.00	Baa2	3,933,882
11,750	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Bond Anticipation Note Series 2014A, 5.000%, 2/01/23	No Opt. Call	A+	12,649,698
10,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Refunding First Tier Series 2020C, 4.000%, 10/01/45	4/30 at 100.00	A+	11,626,100
7,795	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 4/01/53 (Pre-refunded 10/01/23)	10/23 at 100.00	AA (7)	8,729,621
	Hale Center Education Facilities Corporation, Texas, Revenue Bonds, Wayland Baptist University Project, Improvement and Refunding Series 2010:
550	4.000%, 3/01/22	5/21 at 100.00	BBB+	551,419
800	4.000%, 3/01/23	5/21 at 100.00	BBB+	802,032
440	4.250%, 3/01/25	5/21 at 100.00	BBB+	441,109
	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Refunding Series 2020A:
5,215	4.125%, 7/01/26	No Opt. Call	A+	6,104,783
4,025	3.950%, 7/01/27	No Opt. Call	A+	4,755,175
3,060	3.750%, 7/01/28	No Opt. Call	A+	3,620,317
6,890	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Series 2019B-2, 5.000%, 7/01/49 (Mandatory Put 12/01/24)	9/24 at 100.84	A+	7,984,614
5,420	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Series 2019B-3, 5.000%, 7/01/49 (Mandatory Put 12/01/26)	9/26 at 100.78	A+	6,651,424
	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Series 2020 Forward Delivery:
1,280	5.000%, 6/01/21	No Opt. Call	A+	1,289,702
1,000	5.000%, 6/01/22	No Opt. Call	A+	1,055,970
	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Refunding Series 2013A:
1,900	5.000%, 12/01/23	12/22 at 100.00	A+	2,043,792
18,025	4.000%, 12/01/31 (Pre-refunded 12/01/22)	12/22 at 100.00	A+ (7)	19,168,866
173

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 6,140	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2014A, 5.000%, 12/01/29 (Pre-refunded 12/01/24)	12/24 at 100.00	A+ (7)	7,173,669
2,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Texas Childrens Hospital, Series 2019A, 4.000%, 10/01/35	10/29 at 100.00	AA	2,352,440
5,045	Harris County Flood Control District, Texas, General Obligation Bonds, Refunding Contract Tax Series 2014A, 5.000%, 10/01/25	10/24 at 100.00	Aaa	5,862,845
2,320	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Tender Option Bond Trust 2016-XG0054, 13.612%, 11/01/41 (Pre-refunded 11/01/21), 144A (IF) (5)	11/21 at 100.00	AAA	2,516,110
425	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C, 5.000%, 11/15/23	No Opt. Call	Baa1	464,971
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A:
4,795	5.000%, 11/15/24 – AGM Insured	No Opt. Call	AA	5,484,233
4,600	5.000%, 11/15/25 – AGM Insured	11/24 at 100.00	AA	5,240,964
3,745	5.000%, 11/15/26 – AGM Insured	11/24 at 100.00	AA	4,257,878
12,050	5.000%, 11/15/27 – AGM Insured	11/24 at 100.00	AA	13,664,338
5,240	Houston Independent School District, Harris County, Texas, General Obligation Bonds, Refunding Limited Tax Schoolhouse Series 2013A, 4.000%, 2/15/31	2/23 at 100.00	AAA	5,580,548
11,815	Houston Independent School District, Harris County, Texas, General Obligation Bonds, Refunding Schoolhouse Series 2016A, 4.000%, 2/15/34	2/26 at 100.00	AAA	13,437,790
	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2011B:
1,900	5.000%, 7/01/25 (Pre-refunded 7/01/21)	7/21 at 100.00	A (7)	1,922,078
2,025	5.000%, 7/01/26 (Pre-refunded 7/01/21)	7/21 at 100.00	A (7)	2,048,531
	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2012B:
18,675	5.000%, 7/01/31 (Pre-refunded 7/01/22)	7/22 at 100.00	A (7)	19,795,500
5,025	5.000%, 7/01/32 (Pre-refunded 7/01/22)	7/22 at 100.00	A (7)	5,326,500
2,440	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (AMT)	7/24 at 100.00	Ba3	2,659,551
	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series 2018D:
3,000	5.000%, 11/15/32	11/28 at 100.00	Aa2	3,825,270
2,570	5.000%, 11/15/33	11/28 at 100.00	Aa2	3,271,687
6,000	Houston, Texas, General Obligation Bonds, Refunding Public Improvement Series 2017A, 5.000%, 3/01/22	No Opt. Call	AA	6,264,300
1,325	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2014, 5.000%, 9/01/31	9/24 at 100.00	A	1,440,686
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
8,005	0.000%, 9/01/22 – AMBAC Insured	No Opt. Call	A	7,888,447
3,815	0.000%, 9/01/23 – AMBAC Insured	No Opt. Call	A	3,706,196
174

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 2,000	Laredo Community College District, Webb County, Texas, General Obligation Bonds, Series 2014, 5.000%, 8/01/32 (Pre-refunded 8/01/24)	8/24 at 100.00	AA- (7)	2,307,600
	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds Series 2015:
1,000	5.000%, 11/01/26 (AMT)	11/25 at 100.00	A1	1,186,570
2,025	5.000%, 11/01/27 (AMT)	11/25 at 100.00	A1	2,405,822
1,570	5.000%, 11/01/28 (AMT)	11/25 at 100.00	A1	1,858,268
2,000	5.000%, 11/01/29 (AMT)	11/25 at 100.00	A1	2,360,320
2,000	5.000%, 11/01/30 (AMT)	11/25 at 100.00	A1	2,351,500
1,915	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	5/21 at 100.00	Baa1	1,953,281
	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2018:
2,135	5.000%, 5/15/21	No Opt. Call	A+	2,146,657
1,855	5.000%, 5/15/22	No Opt. Call	A+	1,955,893
	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2021:
4,500	5.000%, 5/15/25	No Opt. Call	A+	5,289,125
3,800	5.000%, 5/15/26	No Opt. Call	A+	4,602,370
2,000	5.000%, 5/15/27	No Opt. Call	A+	2,482,260
2,100	5.000%, 5/15/28	No Opt. Call	A+	2,663,061
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
3,045	5.000%, 12/01/25	No Opt. Call	B1	3,350,657
2,720	5.250%, 12/01/28	12/25 at 100.00	B1	2,975,898
2,700	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)	10/21 at 105.00	BB-	2,869,776
	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children's Medical Center Dallas Project, Series 2012:
4,460	5.000%, 8/15/24 (Pre-refunded 8/15/22)	8/22 at 100.00	AA (7)	4,754,003
4,720	5.000%, 8/15/25 (Pre-refunded 8/15/22)	8/22 at 100.00	AA (7)	5,031,142
3,945	5.000%, 8/15/26 (Pre-refunded 8/15/22)	8/22 at 100.00	AA (7)	4,205,054
7,065	5.000%, 8/15/27 (Pre-refunded 8/15/22)	8/22 at 100.00	AA (7)	7,530,725
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C:
3,855	0.000%, 9/01/43 (Pre-refunded 9/01/31) (8)	9/31 at 100.00	N/R (7)	5,255,367
9,130	0.000%, 9/01/45 (Pre-refunded 9/01/31) (8)	9/31 at 100.00	N/R (7)	13,483,640
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D:
8,655	5.250%, 9/01/25 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (7)	8,834,591
5,075	5.250%, 9/01/26 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (7)	5,180,306
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2019A:
5,000	3.000%, 1/01/35	1/29 at 100.00	A+	5,448,600
5,310	4.000%, 1/01/36	1/29 at 100.00	A+	6,180,203
175

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 10,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2020A, 4.000%, 1/01/37	1/29 at 100.00	A+	11,585,400
4,830	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30 (Pre-refunded 11/15/21)	11/21 at 100.00	AA- (7)	4,975,142
1,285	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Refunding Series 2013, 5.125%, 9/01/33 (Pre-refunded 9/01/23)	9/23 at 100.00	A (7)	1,434,484
3,000	Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds, Series 2018A, 4.125%, 9/01/38	9/27 at 100.00	Aaa	3,310,500
	Texas Private Activity Bond Surface Transporation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Refunding Senior Lien Series 2019A:
12,000	4.000%, 12/31/37	12/29 at 100.00	Baa2	13,783,200
10,845	4.000%, 12/31/39	12/29 at 100.00	Baa2	12,390,304
	Texas Private Activity Bond Surface Transporation Corporation, Senior Lien Revenue Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016:
4,820	5.000%, 12/31/40 (AMT)	12/25 at 100.00	Baa3	5,445,973
8,000	5.000%, 12/31/45 (AMT)	12/25 at 100.00	Baa3	8,976,720
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Refunding Series 2020A:
4,500	4.000%, 12/31/31	12/30 at 100.00	Baa2	5,311,575
3,500	4.000%, 6/30/32	12/30 at 100.00	Baa2	4,128,425
5	Texas State, General Obligation Bonds, Tax & Revenue Anticipation Note Series 2020, 4.000%, 8/26/21	No Opt. Call	N/R	5,079
5,335	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding First Tier Series 2020A, 5.000%, 8/15/39	8/30 at 100.00	A	6,743,227
16,250	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding Second Tier Series 2015C, 5.000%, 8/15/31	8/24 at 100.00	A-	18,303,350
	Texas Transportation Commission, State Highway 249 System Revenue Bonds, First Tier Toll Series 2019A:
1,125	0.000%, 8/01/35	2/29 at 76.82	Baa3	698,569
1,590	0.000%, 8/01/36	2/29 at 73.16	Baa3	936,160
2,070	0.000%, 8/01/37	2/29 at 69.41	Baa3	1,151,417
1,100	0.000%, 8/01/39	2/29 at 62.63	Baa3	548,009
3,135	Val Verde County, Texas, Pass-Through Toll Revenue and Limited Tax Bonds, Series 2011, 4.000%, 8/15/21	No Opt. Call	A	3,176,225
8,830	Williamson County, Texas, General Obligation Bonds, Limited Tax Refunding Series 2012, 5.000%, 2/15/26 (Pre-refunded 2/15/22)	2/22 at 100.00	AAA	9,203,862
470,995	Total Texas			523,833,236
	Utah – 0.5%
6,000	Central Utah Water Conservancy District, Utah, General Obligation Bonds, Refunding Limited Tax Series 2021A, 5.000%, 4/01/28	No Opt. Call	AA+	7,701,469
176

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utah (continued)
$ 5,945	Granite School District, Salt Lake County, Utah, General Obligation Bonds, School Building Series 2020, 5.000%, 6/01/27	No Opt. Call	Aaa	7,483,566
	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Series 2012A:
3,340	5.000%, 9/01/23 (Pre-refunded 9/01/22)	9/22 at 100.00	A- (7)	3,569,792
2,000	5.000%, 9/01/25 (Pre-refunded 9/01/22)	9/22 at 100.00	A- (7)	2,137,600
2,265	5.000%, 9/01/26 (Pre-refunded 9/01/22)	9/22 at 100.00	A- (7)	2,420,832
2,615	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc, Series 2020B-2, 5.000%, 5/15/60 (Mandatory Put 8/01/26)	2/26 at 102.03	AA+	3,190,483
20,065	Utah State, General Obligation Bonds, Series 2020B, 5.000%, 7/01/27	No Opt. Call	AAA	25,353,337
42,230	Total Utah			51,857,079
	Virginia – 1.8%
5,390	Chesapeake Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company Project, Refunding Series 2008A, 1.900%, 2/01/32 (Mandatory Put 6/01/23)	No Opt. Call	A2	5,520,923
18,535	Hampton Roads Transportation Accountability Commission, Virginia, Hampton Roads Transportation Fund Revenue Bonds, Intermediate Lien Bond Anticipation Note Series 2019A, 5.000%, 7/01/22	No Opt. Call	Aa2	19,637,462
6,785	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Refunding Series 2008A, 1.900%, 11/01/35 (Mandatory Put 6/01/23)	No Opt. Call	A2	6,980,883
5,880	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Series 2008C, 1.800%, 11/01/35 (Mandatory Put 4/01/22)	No Opt. Call	A2	5,959,380
1,690	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B, 4.000%, 10/01/35	10/29 at 100.00	A-	1,964,659
760	Roanoke Economic Development Authority, Virgina, Residential Care Facility Mortgage Revenue Refunding Bonds, Virginia Lutheran Homes Brandon Oaks Project, Series 2012, 5.000%, 12/01/32	12/22 at 100.00	N/R	766,673
21,500	Roanoke Economic Development Authority, Virginia, Hospital Revenue Bonds, Carilion Clinic Obligated Group, Series 2020D, 5.000%, 7/01/53 (Mandatory Put 7/01/30)	1/30 at 100.00	AA-	27,965,050
1,185	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, Mary Washington Healthcare Obligated Group, Refunding Series 2016, 3.125%, 6/15/31	6/26 at 100.00	A3	1,251,265
13,195	Virginia Beach Development Authority, Virginia, Public Facilities Revenue Bonds, Refunding Series 2020B, 5.000%, 8/01/22	No Opt. Call	AA+	14,041,723
710	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Refunding Series 2015A, 5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	740,764
7,505	Virginia Housing Development Authority, Rental Housing Bonds, Series 2020B, 2.200%, 3/01/40	3/29 at 100.00	AA+	7,454,867
177

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Virginia (continued)
	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017:
$ 14,725	5.000%, 12/31/49 (AMT)	6/27 at 100.00	BBB	17,124,144
12,375	5.000%, 12/31/52 (AMT)	6/27 at 100.00	BBB	14,367,746
10,000	5.000%, 12/31/56 (AMT)	6/27 at 100.00	BBB	11,578,700
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2019:
6,150	5.000%, 1/01/44 (AMT)	1/22 at 100.00	BBB	6,333,762
31,560	5.000%, 7/01/49 (AMT)	1/22 at 100.00	BBB	32,495,754
6,835	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	7,148,248
2,020	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2010A, 1.200%, 11/01/40 (Mandatory Put 5/31/24)	No Opt. Call	A2	2,055,976
8,100	York County Economic Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company Project, Refunding Series 2009A, 1.900%, 5/01/33 (Mandatory Put 6/01/23)	No Opt. Call	A2	8,301,933
174,900	Total Virginia			191,689,912
	Washington – 3.2%
	Clark County School District 37, Vancouver, Washington, General Obligation Bonds, Series 2021:
3,675	4.000%, 12/01/25	No Opt. Call	Aaa	4,251,345
4,125	4.000%, 12/01/26	No Opt. Call	Aaa	4,879,913
2,300	4.000%, 12/01/27	No Opt. Call	Aaa	2,772,253
	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2019A:
27,890	5.000%, 7/01/36	7/29 at 100.00	Aa2	35,671,589
40,350	5.000%, 7/01/37	7/29 at 100.00	Aa2	51,442,619
	King County School District 412 Shoreline, Washington, General Obligation Bonds, Refunding & Improvement Series 2021A:
2,035	4.000%, 12/01/27	No Opt. Call	Aaa	2,455,770
3,455	4.000%, 12/01/28	No Opt. Call	Aaa	4,229,818
7,500	King County, Washington, Sewer Revenue Bonds, Refunding Junior Lien Series 2020B, 0.875%, 1/01/42 (Mandatory Put 1/01/26)	4/25 at 100.00	AA	7,495,200
2,900	Port of Seattle, Washington, Revenue Bonds, Refunding Intermediate Lien Series 2016, 5.000%, 2/01/29	2/26 at 100.00	AA-	3,457,293
2,340	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Refunding & Improvement Series 2016, 5.000%, 12/01/37	12/26 at 100.00	Baa2	2,644,808
5,140	Snohomish County, Washington, General Obligation Bonds, Limited Tax Series 2013, 4.000%, 12/01/39	6/23 at 100.00	AA+	5,512,958
10,485	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019B-1, 5.000%, 8/01/49 (Mandatory Put 8/01/24)	2/24 at 100.00	BBB+	11,736,699
10,560	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019B-2, 5.000%, 8/01/49 (Mandatory Put 8/01/25)	2/25 at 100.00	BBB+	12,205,037
178

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)
$ 20,475	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019B-3, 5.000%, 8/01/49 (Mandatory Put 8/01/26)	2/26 at 100.00	BBB+	24,364,636
	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2015:
2,730	5.000%, 1/01/26	7/25 at 100.00	A+	3,205,593
1,285	5.000%, 1/01/27	7/25 at 100.00	A+	1,503,591
	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A:
1,315	5.000%, 11/15/22 (ETM)	No Opt. Call	AA- (7)	1,415,137
2,035	5.000%, 11/15/24 (Pre-refunded 5/15/24)	5/24 at 100.00	AA- (7)	2,322,769
14,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2012A, 5.000%, 10/01/33	10/22 at 100.00	AA-	14,864,220
	Washington Health Care Facilities Authority, Revenue Bonds, Providence Saint Joseph Health, Series 2018B:
4,015	5.000%, 10/01/30	10/28 at 100.00	AA-	5,085,399
2,780	5.000%, 10/01/31	10/28 at 100.00	AA-	3,506,581
3,010	5.000%, 10/01/32	10/28 at 100.00	AA-	3,782,938
2,610	5.000%, 10/01/33	10/28 at 100.00	AA-	3,268,607
	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2017:
5,120	5.000%, 8/15/29	8/27 at 100.00	BBB-	6,156,698
5,000	5.000%, 8/15/34	8/27 at 100.00	BBB-	5,903,850
5,765	5.000%, 8/15/36	8/27 at 100.00	BBB-	6,774,970
	Washington State, General Obligation Bonds, Motor Vehicle Fuel Tax & Vehicle Related Fees Series 2020E:
5,910	5.000%, 6/01/26	No Opt. Call	Aaa	7,233,794
6,205	5.000%, 6/01/27	No Opt. Call	Aaa	7,806,643
6,515	5.000%, 6/01/28	No Opt. Call	Aaa	8,393,737
6,845	5.000%, 6/01/29	No Opt. Call	Aaa	8,996,907
7,185	5.000%, 6/01/30	No Opt. Call	Aaa	9,593,717
	Washington State, General Obligation Bonds, Refunding Motor Vehicle Fuel Tax, Triple Pledge SR 520 Toll Series R-2021A Forward Delivery:
1,625	5.000%, 6/01/22	No Opt. Call	Aaa	1,716,926
2,000	5.000%, 6/01/23	No Opt. Call	Aaa	2,208,440
1,960	5.000%, 6/01/24	No Opt. Call	Aaa	2,250,100
	Washington State, General Obligation Bonds, Various Purpose Series 2021C:
11,650	5.000%, 2/01/24	No Opt. Call	Aaa	13,198,462
9,865	5.000%, 2/01/25	No Opt. Call	Aaa	11,575,428
12,875	5.000%, 2/01/26	No Opt. Call	Aaa	15,599,999
7,890	5.000%, 2/01/29	No Opt. Call	Aaa	10,288,437
4,415	Whidbey Island Public Hospital District, Island County, Washington, General Obligation Bonds, Whidbey General Hospital, Series 2013, 5.500%, 12/01/33	12/22 at 100.00	Baa3	4,622,240
277,835	Total Washington			334,395,121
179

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	West Virginia – 0.2%
$ 6,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company - Amos Project, Seriess 2009A, 2.625%, 12/01/42 (Mandatory Put 6/01/22)	No Opt. Call	A-	6,156,780
6,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company - Amos Project, Seriess 2009B, 2.625%, 12/01/42 (Mandatory Put 6/01/22)	No Opt. Call	A-	6,156,780
4,830	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Wheeling Power Company - Mitchell Project, Series 2013A, 3.000%, 6/01/37 (Mandatory Put 4/01/22) (AMT)	No Opt. Call	A-	4,961,231
1,150	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2014A, 5.000%, 9/01/25	9/24 at 100.00	Baa1	1,306,665
17,980	Total West Virginia			18,581,456
	Wisconsin – 1.6%
2,000	Ashwaubenon Community Development Authority, Wisconsin, Lease Revenue Bonds, Brown County Expo Center Project, Series 2019, 4.000%, 6/01/35	6/29 at 100.00	AA	2,323,960
5,000	Milwaukee, Milwaukee County, Wisconsin, Revenue Anticipation Notes, Series 2020-M8, 5.000%, 7/01/21	No Opt. Call	N/R	5,060,300
25,400	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017, 6.500%, 12/01/37, 144A	12/27 at 100.00	N/R	28,996,894
505	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2020, 3.000%, 4/01/25, 144A	No Opt. Call	BB	518,110
5,500	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Refunding Series 2016A-1, 2.625%, 11/01/25 (AMT)	No Opt. Call	A-	5,985,925
7,780	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Refunding Series 2016A-2, 2.875%, 5/01/27 (AMT)	5/26 at 100.00	A-	8,507,741
4,420	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter School, Series 2018A, 4.000%, 6/15/28, 144A	6/26 at 100.00	BBB-	4,742,085
	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016C:
4,170	4.050%, 11/01/30	5/26 at 100.00	BBB-	4,576,075
8,985	4.300%, 11/01/30 (AMT)	5/26 at 100.00	BBB-	9,967,779
470	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series 2013A, 5.000%, 4/01/22	No Opt. Call	AA-	492,419
	Wisconsin Health & Educational Facs Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2014A:
840	5.000%, 12/01/26	11/24 at 100.00	AA-	963,488
3,975	5.000%, 12/01/27	11/24 at 100.00	AA-	4,548,791
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc, Series 2012A:
1,020	5.000%, 7/15/25 (Pre-refunded 7/15/21)	7/21 at 100.00	Aa3 (7)	1,033,780
14,400	5.000%, 7/15/27 – AGM Insured (Pre-refunded 7/15/21)	7/21 at 100.00	Aa3 (7)	14,594,544
5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic Health System, Inc, Series 2017C, 5.000%, 2/15/47	2/27 at 100.00	A-	5,658,550
1,080	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/40	2/22 at 100.00	A-	1,114,117
180

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 1,435	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc, Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	A1	1,529,925
1,775	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc, Refunding 2012C, 5.000%, 8/15/24 (Pre-refunded 8/15/22)	8/22 at 100.00	N/R (7)	1,892,008
2,015	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Advocate Aurora Health Credit Group, Series 2018A, 4.000%, 8/15/36	8/28 at 100.00	AA	2,286,864
4,590	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Marshfield Clinic Health System, Inc, Series 2020B-2, 5.000%, 2/15/51 (Mandatory Put 2/15/27)	8/26 at 100.00	A-	5,474,906
4,365	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ProHealth Care, Inc Obligated Group, Refunding Series 2015, 5.000%, 8/15/39	8/24 at 100.00	A+	4,875,269
1,950	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint Camillus Health System Inc, Series 2019A, 5.000%, 11/01/39	11/26 at 103.00	N/R	2,075,697
2,850	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint John's Communities Inc, Series 2018A, 5.000%, 9/15/40	9/23 at 100.00	BBB-	2,983,323
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc, Series 2015:
825	5.000%, 12/15/23	No Opt. Call	AA-	925,097
1,310	5.000%, 12/15/25	12/24 at 100.00	AA-	1,518,002
2,750	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2019A, 3.000%, 11/01/39	11/28 at 100.00	AA	2,905,870
85	Wisconsin State, General Obligation Bonds, Refunding Series 2014-2, 5.000%, 5/01/24 (Pre-refunded 5/01/22)	5/22 at 100.00	N/R (7)	89,415
	Wisconsin State, General Obligation Bonds, Refunding Series 2021-2:
9,500	5.000%, 5/01/27	No Opt. Call	Aa1	11,926,768
12,800	5.000%, 5/01/28	No Opt. Call	Aa1	16,460,625
3,145	Wisconsin State, General Obligation Bonds, Series 2012B, 3.000%, 5/01/26	5/21 at 100.00	Aa1	3,151,573
8,110	WPPI Energy, Wisconsin, Power Supply System Revenue Bonds, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	A1	8,893,669
148,050	Total Wisconsin			166,073,569
	Wyoming – 0.6%
10,720	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative, Dry Fork Station Facilities, Series 2019A, 3.625%, 7/15/39	5/29 at 100.00	A	11,417,657
5,500	Sweetwater County, Wyoming, Hospital Revenue Bonds, Memorial Hospital Project, Refunding Series 2013A, 5.000%, 9/01/30	9/23 at 100.00	BB+	5,870,480
28,275	Sweetwater County, Wyoming, Pollution Control Revenue Refunding Bonds, Idaho Power Company Project, Series 2006, 1.700%, 7/15/26	No Opt. Call	A1	29,115,333
3,565	Wyoming Community Development Authority, Housing Revenue Bonds, 2015 Series 6, 3.900%, 12/01/34	12/24 at 100.00	AA+	3,767,635
6,500	Wyoming Community Development Authority, Housing Revenue Bonds, 2019 Series 3, 2.650%, 12/01/39	12/28 at 100.00	AA+	6,711,380
3,250	Wyoming Community Development Authority, Housing Revenue Bonds, 2020 Series 1, 3.000%, 12/01/40	6/29 at 100.00	AA+	3,393,097
181

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wyoming (continued)
$ 6,675	Wyoming Community Development Authority, Housing Revenue Bonds, 2020 Series 2, 2.250%, 12/01/40	6/30 at 100.00	AA+	6,690,286
64,485	Total Wyoming			66,965,868
$ 9,170,810	Total Municipal Bonds (cost $9,307,202,948)			9,780,364,557

Shares	Description (1)	Value
	COMMON STOCKS – 0.7%
	Electric Utilities – 0.7%
2,665,489	Energy Harbor Corp (9), (10), (11)	$ 75,412,015
	Total Common Stocks (cost $55,930,174)	75,412,015
	Total Long-Term Investments (cost $9,363,133,122)	9,855,776,572

182

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 3.7%
	MUNICIPAL BONDS – 3.7%
	National – 0.2%
$ 3,567	BB&T Municipal Trust Pool Tax Exempt Lease Certificates, Variable Rate Demand Obligations, Class C Series 2018, 0.850%, 11/30/21 (SIFMA reference rate + 0.800% spread), 144A (4)	No Opt. Call	A+	$3,567,085
1,165	BB&T Municipal Trust Pool Tax Exempt Lease Certificates, Variable Rate Demand Obligations, Class D Series 2018, 1.050%, 7/31/23 (SIFMA reference rate + 1.000% spread), 144A (4), (12)	No Opt. Call	A+	1,165,000
20,500	JPMorgan Chase Putters/Drivers Trust Various States, Variable Rate Demand Obligations, Series 5029, 0.230%, 12/01/21 (AMT) (Mandatory Put 3/31/21), 144A	No Opt. Call	F1+	20,500,000
25,232	Total National			25,232,085
	Alabama – 0.4%
7,385	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Variable Rate Demand Obligations, Series 2007A, 1.000%, 6/01/34 (Mandatory Put 6/26/25) (12)	No Opt. Call	A	7,471,035
28,940	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Variable Rate Demand Obligations, Series 2008, 2.900%, 7/15/34 (Mandatory Put 12/12/23) (12)	No Opt. Call	F1	30,852,934
36,325	Total Alabama			38,323,969
	Alaska – 0.2%
14,665	Alaska Municipal Bond Bank, General Obligation Bonds, 2016 Master Resolution, Variable Rate Demand Obligations, Tender Option Bond Trust 2017-XM0532, 0.230%, 4/01/25 (Mandatory Put 4/07/21), 144A (12)	No Opt. Call	A-1	14,665,000
6,750	Alaska Municipal Bond Bank, General Obligation Bonds, 2016 Master Resolution, Variable Rate Demand Obligations, Tender Option Bond Trust Seres 2017-XL0044, 0.230%, 4/01/25 (Mandatory Put 4/07/21), 144A (12)	No Opt. Call	F1	6,750,000
21,415	Total Alaska			21,415,000
	California – 0.4%
33,000	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Variable Rate Demand Obligations, Series 2006C, 5.000%, 6/01/41 (Mandatory Put 11/01/29) (12)	No Opt. Call	AA-	43,465,290
	Connecticut – 0.1%
13,000	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Variable Rate Demand Obligations, Series 2020E-3, 0.040%, 11/15/50 (Mandatory Put 4/07/21) (12)	3/21 at 100.00	A-1+	13,000,000
	Florida – 0.5%
24,240	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project, Variable Rate Demand Obligations, Series 2019A, 6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A (12)	6/21 at 103.00	N/R	23,879,067
3,505	JEA, Florida, Electric System Revenue Bonds, Variable Rate Demand Obligations, Series Three 2008B-2 & 2008B-3, 0.100%, 10/01/40 (Mandatory Put 4/07/21) (12)	3/21 at 100.00	A-1	3,505,000
3,205	JEA, Florida, Water and Sewerage System Revenue Bonds, Variable Rate Demand Obligations, Series 2008A-1 & 2008A-2, 0.060%, 10/01/38 (Mandatory Put 4/07/21) (12)	3/21 at 100.00	A-1	3,205,000
16,880	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Variable Rate Demand Obligations, Tender Option Bond Trust Series 2018-XM0676, 0.170%, 4/01/53 (Mandatory Put 4/07/21), 144A (12)	4/28 at 100.00	VMIG2	16,880,000
183

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,975	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition, Variable Rate Demand Obligations, Series 2010E, 5.000%, 4/01/21	3/21 at 100.00	N/R	$ 1,975,000
49,805	Total Florida			49,444,067
	Georgia – 0.1%
7,500	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc, Variable Rate Demand Obligations, Tender Option Bond Trust 2015-ZF0210, 0.150%, 2/02/23 (Mandatory Put 4/07/21), 144A (12)	No Opt. Call	A-1	7,500,000
	Indiana – 0.0%
3,175	Purdue University, Indiana, University Revenue Bonds, Variable Rate Demand Obligations, Student Facility System Series 2004A, 0.060%, 7/01/33 (Mandatory Put 4/07/21) (12)	3/21 at 100.00	VMIG1	3,175,000
	Michigan – 0.1%
7,605	Michigan Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Variable Rate Demand Obligations, Tender Option Bond Trust Series 2019-XF2837, 0.200%, 11/15/50 (Mandatory Put 4/07/21), 144A (12)	11/29 at 100.00	VMIG1	7,605,000
	New York – 0.1%
5,660	New York City, New York, General Obligation Bonds, Fiscal 2013, Variable Rate Demand Obligations, Series A-2, 0.070%, 10/01/38 (Mandatory Put 3/31/21) (12)	3/21 at 100.00	A-1	5,660,000
	North Carolina – 0.1%
13,980	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Variable Rate Demand Obligations, Refunding Series 2008C, 0.030%, 5/01/36 (Mandatory Put 4/07/21) (12)	3/21 at 100.00	VMIG1	13,980,000
	Ohio – 0.2%
10,165	Columbus, Ohio, Sewerage System Revenue Bonds, Variable Rate Demand Obligations, Series 2008B, 0.030%, 6/01/32 (Mandatory Put 4/07/21) (12)	3/21 at 100.00	A-1+	10,165,000
2,995	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Variable Rate Demand Obligations, Refunding Series 2011D, 0.060%, 11/15/33 (Mandatory Put 4/07/21) (12)	3/21 at 100.00	A-1+	2,995,000
5,200	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Variable Rate Demand Obligations, Series 2016A, 0.050%, 12/01/36 (Mandatory Put 4/07/21) (12)	3/21 at 100.00	A-1+	5,200,000
18,360	Total Ohio			18,360,000
	South Carolina – 0.1%
7,250	Charleston Educational Excellence Financing Corporation, South Carolina, Installment Purchase Revenue Bonds, Charleston County School District Project, Variable Rate Demand Obligations, Tender Option Bond Trust 2016-XF0296, 0.110%, 6/01/21 (Mandatory Put 4/07/21), 144A	No Opt. Call	N/R	7,250,000
	Texas – 1.1%
6,905	Board of Regents, University of Texas System, Financing System Revenue Bonds, Variable Rate Demand Obligations, Series 2008B, 0.030%, 8/01/25 (Mandatory Put 4/07/21) (12)	3/21 at 100.00	A-1+	6,905,000
10,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Variable Rate Demand Obligations, Tender Option Bond Floater 2015-XM0085, 0.200%, 1/01/40 (Mandatory Put 4/07/21), 144A (12)	No Opt. Call	VMIG1	10,000,000
184

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 20,000	Texas State, General Obligation Veterans Bonds, Variable Rate Demand Obligations, Series 2015A, 0.070%, 6/01/45 (Mandatory Put 4/07/21) (12)	3/21 at 100.00	VMIG1	$20,000,000
77,525	Texas State, General Obligation Veterans Bonds, Variable Rate Demand Obligations, Series 2019, 0.080%, 6/01/50 (Mandatory Put 4/07/21) (12)	4/21 at 100.00	VMIG1	77,525,000
114,430	Total Texas			114,430,000
	Washington – 0.1%
8,400	King County, Washington, General Obligation Bonds, Payable from Sewer Revenues, Refunding Multi-Modal Limited Tax, Variable Rate Demand Obligations, Series 2019A, 0.060%, 1/01/46 (Mandatory Put 3/31/21) (12)	3/21 at 100.00	A-1+	8,400,000
4,500	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2018-ZM0679, 0.150%, 7/01/26 (Mandatory Put 4/07/21), 144A (12)	No Opt. Call	VMIG3	4,500,000
12,900	Total Washington			12,900,000
$ 369,637	Total Short-Term Investments (cost $378,335,770)			381,740,411
	Total Investments (cost $9,741,468,892) – 98.9%			10,237,516,983
	Other Assets Less Liabilities – 1.1%			115,044,430
	Net Assets – 100%			$10,352,561,413
185

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(9)	Common Stock received as part of the bankruptcy settlements during February 2020 for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35, Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750% 12/01/23,Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/20, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33, Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40, Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41.
(10)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(11)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(12)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
LIBOR	London Inter-Bank Offered Rate
SIFMA	Securities Industry and Financial Market Association
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
186

Nuveen Limited Term Municipal Bond Fund
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 95.0%
	MUNICIPAL BONDS – 94.0%
	National – 0.2%
$ 8,920	Federal Home Loan Mortgage Corporation, Multifamily Variable Rate Certificates Relating to Municpal Securities Class A Series 2019M-057, 2.400%, 10/15/29	No Opt. Call	AA+	9,386,249
2,804	Freddie Mac Multi-Family ML Certificates, Series ML 05, Series 2019A, 3.400%, 1/25/36	No Opt. Call	AA+	3,185,154
11,724	Total National			12,571,403
	Alabama – 1.1%
9,350	Alabama Public School and College Authority, Capital Improvement Pool Revenue Bonds, Refunding Series 2020A, 5.000%, 11/01/25	No Opt. Call	Aa1	11,253,006
9,800	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 3 Series 2018A, 4.000%, 12/01/48 (Mandatory Put 12/01/23)	9/23 at 100.31	A2	10,644,564
10,010	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 4 Series 2019A-1, 4.000%, 12/01/49 (Mandatory Put 12/01/25)	9/25 at 100.38	A1	11,419,508
29,180	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2017A, 4.000%, 8/01/47 (Mandatory Put 7/01/22)	4/22 at 100.52	Aa2	30,386,301
5,080	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2021A, 1.000%, 6/01/51 (Mandatory Put 12/01/31) (WI/DD, Settling 4/19/21)	9/31 at 100.53	Aa2	6,192,181
1,000	Chatom Industrial Development Board, Alabama, Gulf Opportunity Zone Revenue Bonds, PowerSouth Energy Cooperative, Refunding Series 2020, 5.000%, 8/01/24 – AGM Insured	No Opt. Call	AA	1,143,820
10,835	Lower Alabama Gas District, Alabama, Goldman Sachs Gas Project 2 Revenue Bonds, Series 2020A, 4.000%, 12/01/50 (Mandatory Put 12/01/25)	9/25 at 100.58	A2	12,349,841
6,000	Selma Industrial Development Board, Alabama, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Refunding Series 2020A, 1.375%, 5/01/34 (Mandatory Put 6/16/25)	No Opt. Call	BBB	6,132,060
81,255	Total Alabama			89,521,281
	Alaska – 0.9%
1,175	Alaska Housing Finance Corporation, General Obligation Bonds, State Capital Project II, Series 2021A, 4.000%, 12/01/25 (WI/DD, Settling 4/28/21)	No Opt. Call	AA+	1,356,780
1,305	Alaska Housing Finance Corporation, Mortgage Revenue Bonds, General Series 2016A-II, 1.900%, 12/01/24	No Opt. Call	AA+	1,357,670
7,430	Alaska Housing Finance Corporation, Mortgage Revenue Bonds, General Series 2018A-II, 3.450%, 12/01/33	6/27 at 100.00	AA+	8,040,598
12,345	Alaska Housing Finance Corporation, Mortgage Revenue Bonds, General Series 2020A-II, 2.000%, 12/01/35	6/29 at 100.00	AA+	12,229,574
23,000	Alaska Housing Finance Corporation, Mortgage Revenue Bonds, General Series 2020B-II, 2.000%, 12/01/35	6/29 at 100.00	AA+	22,784,950
187

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Alaska (continued)
	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham Hydroelectric Project, Refunding Series 2015:
$ 1,655	5.000%, 1/01/24 (AMT)	No Opt. Call	Baa2	1,823,512
3,565	5.000%, 1/01/26 (AMT)	7/25 at 100.00	Baa2	4,036,471
	Alaska Industrial Development and Export Authority, Revenue Bonds, Greater Fairbanks Community Hospital Foundation Project, Refunding Series 2019:
5,145	5.000%, 4/01/27	No Opt. Call	A+	6,273,093
5,355	5.000%, 4/01/28	No Opt. Call	A+	6,643,413
5,575	5.000%, 4/01/29	No Opt. Call	A+	7,034,535
540	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	4/21 at 100.00	A1	548,008
67,090	Total Alaska			72,128,604
	Arizona – 1.6%
	Arizona Board of Regents, Univeristy of Arizona, SPEED Revenue Bonds, Stimulus Plan for Economic and Educational Development, Series 2020C Forward Delivery:
1,000	5.000%, 8/01/22 (WI/DD, Settling 5/12/21)	No Opt. Call	Aa3	1,059,190
1,000	5.000%, 8/01/24 (WI/DD, Settling 5/12/21)	No Opt. Call	Aa3	1,145,630
	Arizona State, Certificates of Participation, Refunding Series 2019A:
5,430	5.000%, 10/01/26	No Opt. Call	Aa2	6,693,670
5,015	5.000%, 10/01/27	No Opt. Call	Aa2	6,325,771
16,830	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2005, 2.400%, 12/01/35 (Mandatory Put 8/14/23)	No Opt. Call	A+	17,606,704
1,760	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37 (Mandatory Put 8/14/23) (AMT)	No Opt. Call	A+	1,848,933
19,350	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2019, 5.000%, 6/01/49 (Mandatory Put 6/03/24) (AMT)	No Opt. Call	A+	21,975,214
2,430	Coconino County, Arizona, Pollution Control Revenue Bonds, Nevada Power Company Project, Refunding Series 2017A, 1.875%, 9/01/32 (Mandatory Put 3/31/23) (AMT)	No Opt. Call	A+	2,494,152
2,500	Coconino County, Arizona, Pollution Control Revenue Bonds, Nevada Power Company Project, Refunding Series 2017B, 1.650%, 3/01/39 (Mandatory Put 3/31/23)	No Opt. Call	A+	2,563,400
765	Dysart Unified School District Number 89, Maricopa County, Arizona, General Obligation Bonds, Refunding Series 2014, 5.000%, 7/01/21	No Opt. Call	AAA	773,667
	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2020:
750	5.000%, 5/15/21	No Opt. Call	AA-	753,953
750	5.000%, 5/15/22	No Opt. Call	AA-	789,322
550	5.000%, 5/15/23	No Opt. Call	AA-	601,794
425	4.000%, 5/15/24	No Opt. Call	AA-	467,551
14,500	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2019B, 5.000%, 9/01/45 (Mandatory Put 9/01/24)	No Opt. Call	A+	16,817,245
188

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 6,710	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Series 2017C, 5.000%, 1/01/48 (Mandatory Put 10/18/24)	No Opt. Call	AA-	7,751,526
3,780	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Variable Rate Series 2019B, 0.430%, 1/01/35 (Mandatory Put 10/18/22) (SIFMA reference rate + 0.380% spread) (4)	4/22 at 100.00	AA-	3,774,406
3,255	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Variable Rate Series 2019C, 0.620%, 1/01/35 (Mandatory Put 10/18/24) (SIFMA reference rate + 0.570% spread) (4)	10/23 at 100.00	AA-	3,241,687
	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, Refunding School Improvement Series 2015:
1,565	4.000%, 7/01/21 – AGM Insured	No Opt. Call	AA	1,579,382
750	4.000%, 7/01/22 – AGM Insured	No Opt. Call	AA	785,430
1,270	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, School Improvement Project of 2013, Series 2014A, 4.000%, 7/01/24	No Opt. Call	Aa2	1,416,672
	Mesa, Arizona, General Obligation Bonds, Refunding Series 2012:
2,225	4.000%, 7/01/21	No Opt. Call	AAA	2,245,715
2,055	4.000%, 7/01/22	No Opt. Call	AAA	2,153,393
	Mesa, Arizona, Street and Highway User Revenue Bonds, Refunding Series 2012:
2,435	5.000%, 7/01/21	No Opt. Call	AA	2,462,589
4,030	5.000%, 7/01/22	No Opt. Call	AA	4,265,030
3,615	Mesa, Arizona, Street and Highway User Revenue Bonds, Refunding Series 2015, 5.000%, 7/01/26	7/25 at 100.00	AA	4,261,326
6,115	Mesa, Arizona, Utility System Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/21	No Opt. Call	Aa2	6,186,484
295	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company Project, Series 2013A, 4.000%, 9/01/29	3/23 at 100.00	A-	308,343
	Pinal County, Arizona, Pledged Revenue Obligations, Refunding Series 2014:
1,325	5.000%, 8/01/22	No Opt. Call	AA	1,409,111
2,000	5.000%, 8/01/23	No Opt. Call	AA	2,205,760
2,000	5.000%, 8/01/24	No Opt. Call	AA	2,284,100
1,000	Pinal County, Arizona, Pledged Revenue Obligations, Series 2014, 5.000%, 8/01/24	No Opt. Call	AA	1,142,050
117,480	Total Arizona			129,389,200
	Arkansas – 0.5%
8,605	Arkansas State, Federal Highway Grant Anticipation and Tax Revenue Bonds, Series 2013, 5.000%, 10/01/22	No Opt. Call	Aa1	9,230,756
5,250	Fayetteville, Arkansas, Sales and Use Tax Revenue Bonds, Refunding & Capital Improvement Series 2019A, 2.000%, 11/01/29	11/26 at 100.00	AA-	5,361,195
670	Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax Bonds, Series 2014, 5.000%, 7/01/21	No Opt. Call	A+	676,365
189

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arkansas (continued)
	Pulaksi County Public Facilities Board, Arkansas, Health Facilities Revenue Bonds, CARTI Project, Series 2013:
$ 1,020	4.000%, 7/01/21 (ETM)	No Opt. Call	BB+ (5)	1,029,047
1,075	4.000%, 7/01/22 (ETM)	No Opt. Call	BB+ (5)	1,124,138
1,180	5.250%, 7/01/27 (Pre-refunded 7/01/23)	7/23 at 100.00	BB+ (5)	1,308,537
470	5.250%, 7/01/28 (Pre-refunded 7/01/23)	7/23 at 100.00	BB+ (5)	521,197
	Pulaski County Public Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 2014:
500	5.000%, 12/01/22	No Opt. Call	A	537,565
1,740	5.000%, 12/01/23	No Opt. Call	A	1,941,962
2,110	5.000%, 12/01/24	No Opt. Call	A	2,426,310
2,000	Rogers School District 30, Benton County, Arkansas, General Obligation Bonds, Construction Series 2019, 2.125%, 2/01/31	2/25 at 100.00	Aa2	2,054,320
	Rogers School District 30, Benton County, Arkansas, General Obligation Bonds, Refunding Series 2019:
2,560	3.000%, 2/01/27	8/24 at 100.00	Aa2	2,741,222
3,790	3.000%, 2/01/28	8/24 at 100.00	Aa2	4,041,505
3,915	3.000%, 2/01/29	8/24 at 100.00	Aa2	4,157,339
34,885	Total Arkansas			37,151,458
	California – 3.5%
17,400	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Term Rate Series 2018A, 2.625%, 4/01/45 (Mandatory Put 4/01/26)	10/25 at 100.00	AA	18,881,958
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020A:
500	3.000%, 6/01/21	No Opt. Call	A	502,150
450	4.000%, 6/01/22	No Opt. Call	A	469,409
500	4.000%, 6/01/23	No Opt. Call	A	539,150
605	5.000%, 6/01/24	No Opt. Call	A	690,595
740	5.000%, 6/01/25	No Opt. Call	A	873,089
905	5.000%, 6/01/26	No Opt. Call	A	1,100,362
840	5.000%, 6/01/27	No Opt. Call	A	1,047,917
1,185	5.000%, 6/01/28	No Opt. Call	A	1,510,034
1,475	5.000%, 6/01/29	No Opt. Call	A	1,917,574
980	5.000%, 6/01/30	No Opt. Call	A	1,293,982
1,350	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020B-1, 1.750%, 6/01/30	No Opt. Call	BBB+	1,356,089
6,605	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2011A, 3.000%, 3/01/41 (Mandatory Put 3/01/24)	9/23 at 100.00	A+	6,968,936
8,075	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Series 2016B-3, 2.000%, 10/01/36 (Mandatory Put 10/01/25)	10/25 at 100.00	AA-	8,573,228
5,400	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Term Rate Series 2019C, 5.000%, 10/01/39 (Mandatory Put 10/01/25)	No Opt. Call	AA-	6,449,544
190

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 3,939	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2019-2, 4.000%, 3/20/33	No Opt. Call	BBB+	4,568,512
	California Infrastructure and Economic Development Bank, Revenue Bonds, J Paul Getty Trust, Refunding Series 2020A-1:
1,000	4.000%, 4/01/25	No Opt. Call	AAA	1,145,460
1,000	4.000%, 4/01/26	No Opt. Call	AAA	1,173,700
19,790	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A, 3.000%, 12/31/30 – AGM Insured (AMT)	6/28 at 100.00	AA	21,426,831
	California Municipal Finance Authority, Reveue Bonds, Community Medical Centers, Series 2017A:
1,565	5.000%, 2/01/22	No Opt. Call	A-	1,623,891
2,600	5.000%, 2/01/23	No Opt. Call	A-	2,806,492
1,920	5.000%, 2/01/24	No Opt. Call	A-	2,146,886
1,700	5.000%, 2/01/25	No Opt. Call	A-	1,959,743
2,000	5.000%, 2/01/26	No Opt. Call	A-	2,370,820
1,500	5.000%, 2/01/27	No Opt. Call	A-	1,820,070
3,385	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Refunding Series 2015B-2, 3.125%, 11/01/40 (Mandatory Put 11/03/25) (AMT)	No Opt. Call	A-	3,760,633
5,925	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Series 2015A-1, 3.375%, 7/01/25 (AMT)	No Opt. Call	A-	6,596,243
6,490	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management, Inc Project, Refunding Series 2015B-1, 3.000%, 11/01/25 (AMT)	No Opt. Call	A-	7,172,813
3,700	California Pollution Control Financing Authority, Water Facilities Revenue Bonds, American Water Capital Corporation, Project, Refunding Series 2020, 0.600%, 8/01/40 (Mandatory Put 9/01/23)	No Opt. Call	A	3,696,781
5,500	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/29	12/24 at 100.00	BB	6,272,750
1,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.000%, 12/01/27, 144A	6/26 at 100.00	BB	1,173,910
325	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A, 5.000%, 12/01/27, 144A	No Opt. Call	BB	394,648
9,485	California Statewide Communities Development Authority, Health Facility Revenue Bonds, Community Hospital of the Monterey Peninsula, Series 2012A, 1.870%, 6/01/23	5/21 at 100.00	N/R	9,495,528
765	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/24	No Opt. Call	A-	865,751
5,040	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2009C-1, 5.000%, 4/01/46 (Mandatory Put 11/01/29)	No Opt. Call	AA-	6,638,335
3,620	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2004L, 5.000%, 4/01/38 (Mandatory Put 11/01/29)	No Opt. Call	AA-	4,768,011
6,965	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1, 3.500%, 6/01/36	6/22 at 100.00	BB	7,091,554
500	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C, 5.000%, 9/01/21	No Opt. Call	N/R	509,125
191

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Refunding Junior Subordinate Green Series 2020A:
$ 9,525	5.000%, 6/01/25	No Opt. Call	AA	11,323,415
25,000	5.000%, 6/01/26	No Opt. Call	AA	30,685,250
13,125	Los Angeles County, California, Tax and Revenue Anticipation Notes, Series 2020-21, 4.000%, 6/30/21	No Opt. Call	N/R	13,251,788
5,010	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2018B, 5.000%, 1/01/22	12/21 at 100.00	Aa2	5,171,122
2,810	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2013B, 5.000%, 7/01/22	No Opt. Call	AA+	2,980,061
	Miracosta Community College District, California, General Obligation Bonds, Election 2016, Series 2016B:
1,270	4.000%, 8/01/27	No Opt. Call	AAA	1,529,664
635	4.000%, 8/01/30	No Opt. Call	AAA	796,677
2,715	New Haven Unified School District, California, General Obligation Bonds, Refunding Series 2014A, 5.000%, 8/01/25 – BAM Insured	8/24 at 100.00	AA	3,117,092
	Newport-Mesa Unified School District, Orange County, California, General Obligation Bonds, Election 2000 Refunding Series 2020:
1,900	5.000%, 8/01/22	No Opt. Call	Aaa	2,022,455
2,500	5.000%, 8/01/23	No Opt. Call	Aaa	2,778,125
16,200	Riverside County Office of Education, California, Pooled Cross Fiscal Year 2020-21 Tax and Revenue Anticipation Notes, Participations Series 2021A, 2.000%, 12/01/21	No Opt. Call	N/R	16,401,795
40	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)	No Opt. Call	Aaa (5)	42,995
13,925	San Diego Association of Governments, California, Capital Grants Receipts Revenue Bonds, Mid-Coast Corridor Transit Project, Green Series 2019B, 1.800%, 11/15/27	11/26 at 100.00	A-	14,304,317
6,340	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2017D, 5.000%, 5/01/25 (AMT)	No Opt. Call	A1	7,453,684
	San Francisco Bay Area Rapid Transit District, California, General Obligation Bonds, Election of 2016, Green Series 2020C-1:
1,170	5.000%, 8/01/24	No Opt. Call	Aaa	1,351,678
1,335	5.000%, 8/01/25	No Opt. Call	Aaa	1,596,059
4,000	5.000%, 8/01/29	No Opt. Call	Aaa	5,330,880
1,530	Vallecito Union School District, Calaveras County, California, General Obligation Bonds,2018 Election, Anticipation Note Series 2019, 0.000%, 8/01/22	No Opt. Call	AA	1,523,084
	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2015A:
1,130	5.000%, 7/01/22	No Opt. Call	Baa2	1,189,528
980	5.000%, 7/01/23	No Opt. Call	Baa2	1,070,787
247,864	Total California			275,572,960
	Colorado – 1.6%
7,305	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health, Sunbelt Obligated Group, Series 2014E, 5.000%, 11/15/24	5/24 at 100.00	AA	8,352,975
192

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 16,975	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008D-3, 5.000%, 10/01/38 (Mandatory Put 11/12/21)	No Opt. Call	BBB+	17,399,545
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-1:
2,545	5.000%, 8/01/25	No Opt. Call	BBB+	2,986,507
2,500	5.000%, 8/01/26	No Opt. Call	BBB+	3,017,925
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2:
3,000	5.000%, 8/01/25	No Opt. Call	BBB+	3,520,440
2,500	5.000%, 8/01/26	No Opt. Call	BBB+	3,017,925
3,110	5.000%, 8/01/29	No Opt. Call	BBB+	3,978,063
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019B-1, 5.000%, 8/01/49 (Mandatory Put 8/01/25)	2/25 at 100.00	BBB+	5,778,900
10,920	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019B-2, 5.000%, 8/01/49 (Mandatory Put 8/01/26)	2/26 at 100.00	BBB+	12,994,473
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A:
2,000	5.000%, 6/01/21 (ETM)	No Opt. Call	N/R (5)	2,015,300
2,300	5.000%, 6/01/22 (ETM)	No Opt. Call	N/R (5)	2,430,111
500	5.000%, 6/01/23 (ETM)	No Opt. Call	N/R (5)	551,480
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, SCL Health System, Refunding Series 2019A:
3,105	5.000%, 1/01/26	No Opt. Call	AA-	3,737,706
4,540	5.000%, 1/01/27	No Opt. Call	AA-	5,617,569
5,100	5.000%, 1/01/28	No Opt. Call	AA-	6,458,742
	Colorado State, Certificates of Participation, Rural Series 2020A:
765	5.000%, 12/15/21	No Opt. Call	Aa2	790,788
2,170	5.000%, 12/15/22	No Opt. Call	Aa2	2,344,164
10,110	Colorado State, General Fund Tax and Revenue Anticipation Notes, Series 2020, 4.000%, 6/25/21	No Opt. Call	N/R	10,202,102
530	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2017A, 4.500%, 12/01/27	12/22 at 103.00	N/R	560,051
13,095	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A, 5.000%, 12/01/24 (AMT)	No Opt. Call	A+	15,140,177
	Gardens on Havana Metropolitan District 3, Arapahoe County, Colorado, Special Revenue Bonds, Refunding Series 2017A:
680	3.625%, 12/01/21	No Opt. Call	N/R	688,017
3,705	4.625%, 12/01/27	12/22 at 103.00	N/R	3,927,152
5,715	Moffat County, Colorado, Pollution Control Revenue Bonds, Tri-State Generation and Transmission Association, Inc Project, Refunding Series 2009, 2.000%, 3/01/36 (Mandatory Put 10/03/22)	No Opt. Call	A-	5,848,502
193

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Regional Transportation District, Colorado, Private Activity Bonds, Denver Transit Partners Eagle P3 Project, Series 2020A:
$ 575	5.000%, 1/15/24	No Opt. Call	A-	641,817
475	5.000%, 7/15/24	No Opt. Call	A-	538,866
325	5.000%, 1/15/25	No Opt. Call	A-	373,648
400	5.000%, 7/15/25	No Opt. Call	A-	466,569
500	3.000%, 1/15/26	No Opt. Call	A-	544,276
425	5.000%, 7/15/26	No Opt. Call	A-	508,589
500	5.000%, 1/15/27	No Opt. Call	A-	605,137
625	5.000%, 7/15/27	No Opt. Call	A-	764,236
555	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & improvement Series 2019A, 3.000%, 12/01/25	12/24 at 103.00	N/R	575,052
500	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported District 2, Refunding & Improvement Senior Series 2020A, 3.375%, 12/01/30	12/25 at 102.00	N/R	543,265
805	Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado, General Obligation Limited Bonds, Series 2021A-1, 4.125%, 12/01/31	3/26 at 103.00	N/R	856,050
113,855	Total Colorado			127,776,119
	Connecticut – 2.7%
7,085	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare Issue, Series 2020B-1, 5.000%, 7/01/53 (Mandatory Put 1/01/25)	10/24 at 100.93	A+	8,209,885
1,430	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare Issue, Series 2020B-2, 5.000%, 7/01/53 (Mandatory Put 1/01/27)	10/26 at 100.87	A+	1,753,094
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2021L-1:
845	4.000%, 7/01/22 (WI/DD, Settling 4/06/21)	No Opt. Call	BBB+	883,024
1,250	4.000%, 7/01/25 (WI/DD, Settling 4/06/21)	No Opt. Call	BBB+	1,415,682
24,640	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2010A-4, 2.000%, 7/01/49 (Mandatory Put 2/08/22)	No Opt. Call	AAA	25,023,152
6,925	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2015A, 2.050%, 7/01/35 (Mandatory Put 7/12/21)	No Opt. Call	AAA	6,960,387
35,715	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2016A-1, 1.450%, 7/01/42 (Mandatory Put 7/01/22)	No Opt. Call	AAA	36,289,297
6,055	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2017A-2, 5.000%, 7/01/42 (Mandatory Put 7/01/22)	No Opt. Call	AAA	6,423,023
6,885	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2017B-2, 0.550%, 7/01/37 (Mandatory Put 7/03/23)	No Opt. Call	AAA	6,889,888
44,445	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U2, 2.000%, 7/01/33 (Mandatory Put 2/08/22)	No Opt. Call	AAA	45,136,120
25,990	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Health Issue, Series 2014D, 1.800%, 7/01/49 (Mandatory Put 7/01/24)	1/24 at 100.00	AA-	26,973,721
1,955	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2018D-1, 3.750%, 11/15/33	11/27 at 100.00	AAA	2,170,852
194

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
$ 5,000	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2019F-1, 2.600%, 11/15/34	11/28 at 100.00	AAA	5,235,700
3,500	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2020A-1, 2.300%, 11/15/35	5/29 at 100.00	AAA	3,582,915
4,350	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2020C-1, 1.950%, 11/15/35	11/29 at 100.00	AAA	4,356,046
1,250	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2020C-2, 2.200%, 11/15/34 (AMT)	11/29 at 100.00	AAA	1,252,838
4,000	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2021A-1, 1.700%, 5/15/34	5/30 at 100.00	AAA	3,887,135
	Connecticut State, General Obligation Bonds, Refunding Series 2018B:
5,220	5.000%, 4/15/21	No Opt. Call	Aa3	5,227,047
7,140	5.000%, 4/15/22	No Opt. Call	Aa3	7,495,429
1,420	Connecticut State, General Obligation Bonds, Refunding Series 2018C, 5.000%, 6/15/22	No Opt. Call	Aa3	1,501,977
720	Connecticut State, General Obligation Bonds, Refunding Series 2018F, 5.000%, 9/15/21	No Opt. Call	Aa3	735,574
490	Connecticut State, General Obligation Bonds, Series 2013C, 5.000%, 7/15/22	No Opt. Call	Aa3	520,258
1,685	Connecticut State, General Obligation Bonds, Series 2019A, 5.000%, 4/15/23	No Opt. Call	Aa3	1,847,855
	Connecticut State, General Obligation Bonds, Series 2020C:
1,150	3.000%, 6/01/21	No Opt. Call	Aa3	1,155,129
1,100	3.000%, 6/01/22	No Opt. Call	Aa3	1,136,047
1,535	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Refunding Series 20168C, 5.000%, 10/01/23	No Opt. Call	A+	1,713,474
1,000	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2020A, 4.000%, 5/01/21	No Opt. Call	A+	1,002,830
1,005	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twenty-Ninth Series 2014, 5.000%, 8/01/22	No Opt. Call	AA-	1,068,797
525	Stratford, Connecticut, General Obligation Bonds, Series 2014, 5.000%, 12/15/21	No Opt. Call	AA-	542,288
	West Haven, Connecticut, General Obligation Bonds, Series 2012:
2,095	5.000%, 8/01/22 – AGM Insured	No Opt. Call	AA	2,223,675
2,000	5.000%, 8/01/23 – AGM Insured	8/22 at 100.00	AA	2,118,920
1,000	5.000%, 8/01/25 – AGM Insured	8/22 at 100.00	AA	1,058,090
209,405	Total Connecticut			215,790,149
	Delaware – 1.0%
14,785	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, NRG Energy Project, Refunding Series 2020A, 1.250%, 10/01/45 (Mandatory Put 10/01/25)	10/25 at 100.00	BBB-	14,731,478
9,000	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, NRG Energy Project, Refunding Series 2020B, 1.250%, 10/01/40 (Mandatory Put 10/01/25)	10/25 at 100.00	BBB-	8,966,520
7,855	Delaware Economic Development Authority, Gas Facilities Revenue Bonds, Delmarva Power & Light Company Project, Refunding Series 2020, 1.050%, 1/01/31 (Mandatory Put 7/01/25)	No Opt. Call	A	7,980,601
275	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013, 5.000%, 7/01/21 (ETM)	No Opt. Call	AA- (5)	278,163
195

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Delaware (continued)
	Delaware State, General Obligation Bonds, Refunding Series 2020B:
$ 1,000	5.000%, 7/01/21	No Opt. Call	Aaa	1,011,770
2,080	5.000%, 7/01/22	No Opt. Call	Aaa	2,206,152
1,550	5.000%, 7/01/24	No Opt. Call	Aaa	1,785,337
	Delaware Transportation Authority, Transportation System Revenue Bonds, Senior Lien Series 2020:
3,050	5.000%, 7/01/26	No Opt. Call	AA+	3,745,766
4,890	5.000%, 7/01/27	No Opt. Call	AA+	6,165,165
9,785	5.000%, 7/01/28	No Opt. Call	AA+	12,621,867
11,405	5.000%, 7/01/30	No Opt. Call	AA+	15,289,771
65,675	Total Delaware			74,782,590
	District of Columbia – 0.7%
10,000	District of Columbia, Income Tax Secured Revenue Bonds, Series 2011G, 5.000%, 12/01/30 (Pre-refunded 12/01/21)	12/21 at 100.00	AAA	10,322,300
	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2018A:
8,175	5.000%, 10/01/22 (AMT)	No Opt. Call	Aa3	8,740,220
10,830	5.000%, 10/01/23 (AMT)	No Opt. Call	Aa3	12,046,209
8,875	5.000%, 10/01/24 (AMT)	No Opt. Call	Aa3	10,230,035
7,250	5.000%, 10/01/25 (AMT)	No Opt. Call	Aa3	8,613,000
1,200	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Series 2018, 5.000%, 7/01/24	No Opt. Call	AA-	1,375,056
46,330	Total District of Columbia			51,326,820
	Florida – 3.5%
4,250	Alachua County Health Facilities Authority, Florida, Health Facilties Revenue Bonds, Shands Teaching Hospital & Clinics, Inc at the University of Florida Project, Refunding Series 2019B-2, 5.000%, 12/01/37 (Mandatory Put 12/01/26)	6/26 at 100.00	A	5,080,067
	Broward County, Florida, Airport System Revenue Bonds, Series 2015A:
5,000	5.000%, 10/01/24 (AMT)	No Opt. Call	A1	5,739,050
5,725	5.000%, 10/01/25 (AMT)	No Opt. Call	A1	6,762,370
2,295	5.000%, 10/01/26 (AMT)	10/25 at 100.00	A1	2,726,460
4,110	5.000%, 10/01/27 (AMT)	10/25 at 100.00	A1	4,870,679
	Broward County, Florida, Airport System Revenue Bonds, Series 2017:
1,585	5.000%, 10/01/21 (AMT)	No Opt. Call	A1	1,620,567
1,000	5.000%, 10/01/23 (AMT)	No Opt. Call	A1	1,110,720
	Cape Coral, Florida, Utility Improvement Assessment Bonds, Refunding Various Areas Series 2017:
875	2.000%, 9/01/21 – AGM Insured	No Opt. Call	AA	879,734
1,135	2.125%, 9/01/22 – AGM Insured	No Opt. Call	AA	1,159,505
196

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds, Series 2015A-1:
$ 18,135	5.000%, 6/01/22	12/21 at 100.00	AA	18,709,698
10,845	5.000%, 6/01/25	12/24 at 100.00	AA	12,615,772
	Clay County, Florida, Sales Surtax Revenue Bonds, Series 2020:
1,855	5.000%, 10/01/27	No Opt. Call	AA	2,327,840
1,885	5.000%, 10/01/28	No Opt. Call	AA	2,408,483
1,740	5.000%, 10/01/29	No Opt. Call	AA	2,258,955
5,000	Florida Department of Transportation, Full Faith and Credit Right-of-Way Acquisition and Bridge Construction Bonds, Refunding Series 2015A, 5.000%, 7/01/23	No Opt. Call	AAA	5,541,150
10,665	Florida Department of Transportation, Full Faith and Credit Right-of-Way Acquisition and Bridge Construction Bonds, Refunding Series 2021B, 5.000%, 7/01/25 (WI/DD, Settling 4/08/21)	No Opt. Call	AAA	12,705,816
	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
26,750	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	5/21 at 104.00	N/R	26,081,785
24,930	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	5/21 at 104.00	N/R	24,076,147
3,360	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2018-2, 3.750%, 7/01/33	1/28 at 100.00	Aaa	3,640,426
10,610	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2019-1, 2.800%, 7/01/34	7/28 at 100.00	Aaa	11,092,437
2,315	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Social Series 2021-1, 1.800%, 7/01/36	1/30 at 100.00	Aaa	2,247,865
4,045	Florida State Board of Education, Public Education Capital Outlay Bonds, Refunding Series 2017C, 5.000%, 6/01/28	6/27 at 100.00	AAA	5,091,320
8,280	Florida State Department of Transportation Financing Corporation, Revenue Bonds, Series 2020, 5.000%, 7/01/23	No Opt. Call	AA+	9,160,429
34,084	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Refunding Series 2012, 2.025%, 11/15/26 (Mandatory Put 11/15/22)	8/22 at 101.00	N/R	34,900,540
	Manatee County School District, Florida, Sales Tax Revenue Bonds, Series 2017:
3,135	5.000%, 10/01/23 – AGM Insured	No Opt. Call	AA	3,454,958
2,750	5.000%, 10/01/25 – AGM Insured	No Opt. Call	AA	3,217,857
2,320	5.000%, 10/01/26 – AGM Insured	No Opt. Call	AA	2,785,021
2,010	5.000%, 10/01/27 – AGM Insured	4/27 at 100.00	AA	2,431,839
2,850	5.000%, 10/01/28 – AGM Insured	4/27 at 100.00	AA	3,523,569
2,340	5.000%, 10/01/29 – AGM Insured	4/27 at 100.00	AA	2,881,125
	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2014B:
2,315	5.000%, 7/01/21	No Opt. Call	A	2,341,345
1,805	5.000%, 7/01/22	No Opt. Call	A	1,909,112
4,000	5.000%, 7/01/23	No Opt. Call	A	4,402,560
197

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Orlando, Florida, Tourist Development Tax Revenue Bonds, 6th Cent Contract Payments, Refunding Senior Series 2017A:
$ 2,000	5.000%, 11/01/29 – AGM Insured	11/27 at 100.00	AA	2,506,020
9,215	5.000%, 11/01/30 – AGM Insured	11/27 at 100.00	AA	11,497,740
	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Refunding Series 2011:
85	5.000%, 10/01/25 (Pre-refunded 10/01/21)	10/21 at 100.00	N/R (5)	87,001
4,915	5.000%, 10/01/25	10/21 at 100.00	AA+	5,030,257
	Port Saint Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2014:
500	5.000%, 9/01/22	No Opt. Call	AA-	532,860
510	5.000%, 9/01/23	No Opt. Call	AA-	565,758
	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida Obligated Group, Series 2017:
1,280	5.000%, 8/15/21	No Opt. Call	AA-	1,301,453
440	5.000%, 8/15/22	No Opt. Call	AA-	467,504
1,780	5.000%, 8/15/23	No Opt. Call	AA-	1,970,389
2,000	5.000%, 8/15/24	No Opt. Call	AA-	2,294,160
5,500	5.000%, 8/15/25	No Opt. Call	AA-	6,513,375
5,780	Tampa Bay, Florida, Regional Water Supply Authority, Utility System Revenue Bonds, Series 2015A, 5.000%, 10/01/26	10/25 at 100.00	AA+	6,928,948
890	Tampa, Florida, Cigarette Tax Allocation Bonds, H Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A, 5.000%, 9/01/21	No Opt. Call	A+	906,937
545	Tampa, Florida, Revenue Bonds, University of Tampa, Refunding Series 2015, 5.000%, 4/01/21	No Opt. Call	A-	545,000
115	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (6)	5/22 at 100.00	N/R	98,094
165	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.375%, 5/01/21 (7)	No Opt. Call	N/R	2
460	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40 (6)	5/21 at 100.00	N/R	438,053
280	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (6)	5/21 at 100.00	N/R	207,477
305	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (7)	5/21 at 100.00	N/R	3
250,764	Total Florida			271,646,232
	Georgia – 1.6%
15,250	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company Vogtle Plant, First Series 2008, 1.650%, 11/01/48 (Mandatory Put 6/18/21)	No Opt. Call	A-	15,291,632
14,775	Columbus Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Piedmont Health, Series 2019A, 5.000%, 7/01/54 (Mandatory Put 7/01/26)	1/26 at 100.00	AA-	17,610,175
8,335	Columbus Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Piedmont Health, Series 2019B, 5.000%, 7/01/54 (Mandatory Put 7/01/29)	1/29 at 100.00	AA-	10,601,036
198

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$ 1,650	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Refunding Second Resolution Series 2013, 5.000%, 10/01/22	No Opt. Call	Aa3	1,769,213
4,000	Fayette County Hospital Authority, Georgia, Revenue Anticipation Certificates, Piedmont Healthcare, Inc Project, Series 2019A, 5.000%, 7/01/54 (Mandatory Put 7/01/24)	1/24 at 100.00	AA-	4,486,800
2,885	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2020A, 2.750%, 12/01/35	6/29 at 100.00	AAA	3,063,985
	Georgia State Road and Tollway Authority, Federal Highway Grant Anticipation Revenue Bonds, Series 2020:
4,500	5.000%, 6/01/21	No Opt. Call	AA	4,534,211
4,100	5.000%, 6/01/22	No Opt. Call	AA	4,329,982
3,500	5.000%, 6/01/23	No Opt. Call	AA	3,859,993
5,000	5.000%, 6/01/24	No Opt. Call	AA	5,726,466
10,615	Georgia State, General Obligation Bonds, Series 2015A, 5.000%, 2/01/24	No Opt. Call	AAA	12,035,499
5,000	Georgia State, General Obligation Bonds, Series 2017A, 5.000%, 2/01/32	2/27 at 100.00	AAA	6,115,200
4,505	Georgia State, General Obligation Bonds, Tranche 1 Series 2016A, 5.000%, 2/01/25	No Opt. Call	AAA	5,293,555
6,015	Georgia State, General Obligation Bonds, Tranche 2 Series 2016A, 5.000%, 2/01/28	2/26 at 100.00	AAA	7,240,737
11,700	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019B, 4.000%, 8/01/49 (Mandatory Put 12/02/24)	9/24 at 100.43	Aa1	13,025,493
9,860	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019C, 4.000%, 3/01/50 (Mandatory Put 9/01/26)	6/26 at 100.50	A3	11,369,073
2,390	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Series 2020B, 5.000%, 9/01/25	No Opt. Call	AA	2,852,680
114,080	Total Georgia			129,205,730
	Hawaii – 0.5%
17,130	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc and Subsidiary Projects, Series 2017A, 3.100%, 5/01/26 (AMT)	No Opt. Call	A-	18,679,922
	Hawaii State, General Obligation Bonds, Series 2013EH:
6,880	5.000%, 8/01/21 (ETM)	No Opt. Call	N/R (5)	6,987,878
65	5.000%, 8/01/21 (ETM)	No Opt. Call	N/R (5)	66,019
2,490	HAWAIIAN ELECTRIC COMPANY INC and Its Subsidiaries, Special Purpose Revenue Bonds, Deparment of Budget and Finance of the State of Hawaii, Series 2015, 3.250%, 1/01/25 (AMT)	No Opt. Call	A-	2,684,594
5,740	Honolulu City and County, Hawaii, General Obligation Bonds, Refunding Series 2017D, 5.000%, 9/01/30	9/27 at 100.00	Aa1	7,139,929
2,150	Honolulu City and County, Hawaii, Wastewater System Revenue Bonds, First Bond Resolution, Refunding Senior Series 2015B, 5.000%, 7/01/26	7/25 at 100.00	Aa2	2,550,244
34,455	Total Hawaii			38,108,586
	Idaho – 0.6%
4,750	Idaho Health Facilities Authority, Hospital Revenue Bonds, CHE Trinity Helath Group, Series 2013ID, 0.100%, 12/01/48 (Mandatory Put 5/03/21)	5/20 at 100.00	AA-	4,749,963
199

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Idaho (continued)
	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke's Health System Project, Series 2018A:
$ 4,500	5.000%, 3/01/25	No Opt. Call	A-	5,226,300
6,020	5.000%, 3/01/26	No Opt. Call	A-	7,193,900
4,320	5.000%, 3/01/27	No Opt. Call	A-	5,287,637
4,815	5.000%, 3/01/29	9/28 at 100.00	A-	5,996,505
4,880	5.000%, 3/01/31	9/28 at 100.00	A-	6,000,399
12,935	Nez Perce County, Idaho, Pollution Control Revenue Bonds, Potlatch Corporation Project, Refunding Series 2016, 2.750%, 10/01/24	No Opt. Call	BBB-	13,384,232
42,220	Total Idaho			47,838,936
	Illinois – 6.6%
	Adams County School District 172, Quincy, Illinois, General Obligation Bonds, Series 2016:
580	4.000%, 2/01/22 – AGM Insured	No Opt. Call	AA	597,557
1,290	5.000%, 2/01/25 – AGM Insured	No Opt. Call	AA	1,491,304
1,455	5.000%, 2/01/27 – AGM Insured	2/26 at 100.00	AA	1,738,405
419	Cary, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2016, 2.000%, 3/01/22 – BAM Insured	No Opt. Call	AA	423,332
295	Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016, 2.000%, 3/01/22 – BAM Insured	No Opt. Call	AA	298,050
	Chanpaign County Community Unit School District 4, Illinois, General Obligation Bonds, School Building Series 2020A:
400	0.000%, 1/01/22	No Opt. Call	AA	398,800
400	0.000%, 1/01/23	No Opt. Call	AA	396,252
550	0.000%, 1/01/26	No Opt. Call	AA	523,402
780	0.000%, 1/01/27	No Opt. Call	AA	727,631
585	0.000%, 1/01/28	No Opt. Call	AA	532,713
19,250	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017B, 6.750%, 12/01/30, 144A	12/27 at 100.00	BB-	25,165,910
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017C:
8,340	5.000%, 12/01/21	No Opt. Call	BB	8,592,535
12,000	5.000%, 12/01/22	No Opt. Call	BB	12,830,760
3,205	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018A, 4.000%, 12/01/22	No Opt. Call	BB	3,374,256
4,800	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018C, 5.000%, 12/01/22	No Opt. Call	BB	5,132,304
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2019A:
1,065	0.000%, 12/01/25	No Opt. Call	BB	985,168
1,455	0.000%, 12/01/26	No Opt. Call	BB	1,301,978
3,250	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2021B, 5.000%, 12/01/31	12/30 at 100.00	BB	4,026,532
200

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
$ 1,910	5.000%, 1/01/23 (ETM)	No Opt. Call	N/R (5)	2,067,995
4,360	5.000%, 1/01/23	No Opt. Call	BBB+	4,648,022
7,445	5.000%, 1/01/24	No Opt. Call	BBB+	8,192,627
4,205	5.000%, 1/01/25	No Opt. Call	BBB+	4,754,930
1,855	5.000%, 1/01/26	No Opt. Call	BBB+	2,147,589
	Cook County High School District 212 Leyden, Illinois, General Obligation Bonds, Limited Tax Series 2016C:
1,025	5.000%, 12/01/23	No Opt. Call	AA	1,141,665
1,800	5.000%, 12/01/25	12/24 at 100.00	AA	2,096,748
2,830	Cook County Township High School District 225 Northfield, Illinois, General Obligation Bonds, Series 2016A, 5.000%, 12/01/22	No Opt. Call	AAA	3,052,410
	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C:
3,445	5.000%, 11/15/27	11/22 at 100.00	A+	3,683,738
3,000	5.000%, 11/15/33	11/22 at 100.00	A+	3,189,240
	DuPage County School District 58 Downers Grove, Illinois, General Obligation Bonds, Limited Tax Capital Appreciation School Series 2018:
1,000	0.000%, 12/15/26	No Opt. Call	Aa1	926,800
1,050	0.000%, 12/15/27	No Opt. Call	Aa1	948,864
8,080	Grundy, Kendall, and Will Counties Community Consolidated School District 201, Minooka, Illinois, General Obligation Bonds, Refunding School Series 2019, 3.000%, 10/15/27	10/26 at 100.00	AA-	8,884,445
833	Huntley, Illinois, Special Tax Bonds, Special Service Area 9, Refunding Series 2017, 2.200%, 3/01/22 – BAM Insured	No Opt. Call	AA	842,663
20,800	Illinois Development Finance Authority, Revenue Bonds, St Vincent de Paul Center Project, Series 2000A, 2.450%, 11/15/39 (Mandatory Put 3/03/26)	No Opt. Call	AA+	22,112,480
11,300	Illinois Finance Authority, Midwestern Disaster Area Industrial Development Revenue Bonds, Cargill, Incorporated Project, Series 2012, 1.750%, 11/01/38 (Mandatory Put 11/01/21)	No Opt. Call	A	11,377,970
10,155	Illinois Finance Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2012E-1, 2.250%, 11/15/42 (Mandatory Put 4/29/22)	No Opt. Call	AA+	10,379,933
	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network, Series 2016C:
5,480	5.000%, 2/15/22	No Opt. Call	AA+	5,708,132
4,010	5.000%, 2/15/23	No Opt. Call	AA+	4,367,371
8,665	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/27	9/22 at 100.00	AA+	9,189,406
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
350	5.000%, 9/01/21	No Opt. Call	AA+	356,804
770	5.000%, 9/01/22	No Opt. Call	AA+	821,390
620	5.000%, 9/01/23	No Opt. Call	AA+	689,372
2,240	5.000%, 9/01/24	No Opt. Call	AA+	2,580,659
865	5.000%, 9/01/25	9/24 at 100.00	AA+	990,537
201

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016:
$ 2,535	5.000%, 12/01/21	No Opt. Call	A3	2,611,253
2,770	5.000%, 12/01/22	No Opt. Call	A3	2,978,110
	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Refunding Series 2016A:
865	5.000%, 7/01/21	No Opt. Call	A	874,584
1,000	5.000%, 7/01/23	No Opt. Call	A	1,100,640
925	5.000%, 7/01/24	No Opt. Call	A	1,054,481
1,100	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 5.000%, 11/15/21	No Opt. Call	A	1,130,844
945	Illinois FInance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc, Refunding Series 2017C, 5.000%, 3/01/25	No Opt. Call	AA-	1,103,883
	Illinois Finance Authority, Revenue Bonds, Swedish Covenant Hospital, Series 2016A:
1,400	5.000%, 8/15/21 (ETM)	No Opt. Call	AA- (5)	1,424,598
1,000	5.000%, 8/15/22 (ETM)	No Opt. Call	AA- (5)	1,064,490
1,020	5.000%, 8/15/24 (ETM)	No Opt. Call	AA- (5)	1,176,856
2,000	5.000%, 8/15/25 (ETM)	No Opt. Call	AA- (5)	2,382,020
3,000	5.000%, 8/15/26 (ETM)	No Opt. Call	AA- (5)	3,684,660
3,265	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2021A, 5.000%, 10/01/25 (WI/DD, Settling 7/06/21)	No Opt. Call	AA+	3,840,296
2,100	Illinois Finance Authority, Water Facilities Revenue Bonds, American Water Capital Corporation Project, Refunding Series 2020, 0.700%, 5/01/40 (Mandatory Put 9/01/23)	No Opt. Call	A	2,097,669
1,545	Illinois Housing Development Authority, Homeowner Mortgage Revenue Bonds, Series 2018A, 3.500%, 8/01/31	8/27 at 100.00	AA	1,680,512
	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Refunding Series 2015A:
5,115	5.000%, 2/01/22	No Opt. Call	A1	5,308,756
2,600	5.000%, 2/01/25	No Opt. Call	A1	3,005,730
5,000	Illinois State, General Obligation Bonds, December Series 2017A, 5.000%, 12/01/24	No Opt. Call	BBB-	5,692,400
4,250	Illinois State, General Obligation Bonds, February Series 2014, 5.000%, 2/01/22	No Opt. Call	BBB-	4,403,340
	Illinois State, General Obligation Bonds, November Series 2017D:
4,875	5.000%, 11/01/21	No Opt. Call	BBB-	4,998,435
19,070	5.000%, 11/01/22	No Opt. Call	BBB-	20,331,099
28,680	5.000%, 11/01/23	No Opt. Call	BBB-	31,608,802
11,205	5.000%, 11/01/24	No Opt. Call	BBB-	12,668,373
635	5.000%, 11/01/25	No Opt. Call	BBB-	734,676
7,385	3.250%, 11/01/26	No Opt. Call	BBB-	8,085,763
5,605	5.000%, 11/01/26	No Opt. Call	BBB-	6,603,867
15,335	5.000%, 11/01/27	No Opt. Call	BBB-	18,279,780
9,100	5.000%, 11/01/28	11/27 at 100.00	BBB-	10,742,550
5,000	Illinois State, General Obligation Bonds, November Series 2019B, 5.000%, 11/01/30	11/29 at 100.00	BBB-	6,109,200
10,610	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/28	2/27 at 100.00	BBB-	12,463,673
202

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois State, General Obligation Bonds, Refunding March Series 2021C:
$ 8,000	4.000%, 3/01/22	No Opt. Call	BBB-	8,244,202
7,500	4.000%, 3/01/23	No Opt. Call	BBB-	7,957,632
3,300	4.000%, 3/01/24	No Opt. Call	BBB-	3,587,044
	Illinois State, General Obligation Bonds, Series 2013:
4,205	5.000%, 7/01/21	No Opt. Call	BBB-	4,250,246
3,505	5.500%, 7/01/25	7/23 at 100.00	BBB-	3,842,496
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A:
1,855	5.000%, 12/01/21	No Opt. Call	AA-	1,913,284
2,325	5.000%, 12/01/22	No Opt. Call	AA-	2,507,722
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2019C:
5,000	5.000%, 1/01/27	No Opt. Call	AA-	6,167,750
10,000	5.000%, 1/01/28	No Opt. Call	AA-	12,604,600
11,970	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014D, 5.000%, 1/01/24	No Opt. Call	AA-	13,465,173
	Kane County Community Unit School District 304 Geneva, Illinois, General Obligation Bonds, Refunding Series 2016:
2,520	5.000%, 1/01/26	No Opt. Call	AA+	3,008,754
5,080	5.000%, 1/01/27	1/26 at 100.00	AA+	6,120,435
	LaSalle and Bureau Counties High School District 120 LaSalle-Peru, Illinois, General Obligation Bonds, School Building Series 2017:
980	5.000%, 12/01/21 – BAM Insured	No Opt. Call	AA	1,007,567
1,000	5.000%, 12/01/22 – BAM Insured	No Opt. Call	AA	1,074,260
1,085	5.000%, 12/01/23 – BAM Insured	No Opt. Call	AA	1,210,328
1,235	5.000%, 12/01/26 – BAM Insured	No Opt. Call	AA	1,506,379
	LaSalle County, Illinois, General Obligation Bonds, Self-Insurance Series 2019:
1,495	4.000%, 12/01/25	No Opt. Call	Aa2	1,701,370
1,770	4.000%, 12/01/26	No Opt. Call	Aa2	2,053,377
	Madison, Macoupin, Jersey, Calhoun, Morgan, Scott, and Greene Counties Community College District 536, Illinois, General Obligation Bonds, Lewis & Clark Community College, Refunding Series 2020:
350	4.000%, 5/01/21 – AGM Insured	No Opt. Call	AA	350,931
250	4.000%, 5/01/22 – AGM Insured	No Opt. Call	AA	259,838
350	4.000%, 5/01/23 – AGM Insured	No Opt. Call	AA	374,661
203

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017B:
$ 775	5.000%, 12/15/25	No Opt. Call	BBB	904,526
1,925	5.000%, 12/15/26	No Opt. Call	BBB	2,295,081
360	5.000%, 12/15/27	No Opt. Call	BBB	438,559
1,945	5.000%, 12/15/28	12/27 at 100.00	BBB	2,351,486
650	5.000%, 12/15/30	12/27 at 100.00	BBB	782,626
	Montgomery, Illinois, Lakewood Creek Project Special Assessment Bonds, Series 2018:
364	2.450%, 3/01/22 – BAM Insured	No Opt. Call	AA	369,172
351	2.850%, 3/01/24 – BAM Insured	No Opt. Call	AA	369,136
	North Barrington, Lake County, Illinois, Special Tax Bonds, Special Service Area 19, Refunding Series 2019:
1,000	4.000%, 2/01/33 – BAM Insured	2/28 at 100.00	AA	1,125,030
1,000	4.000%, 2/01/36 – BAM Insured	2/28 at 100.00	AA	1,115,970
1,895	4.000%, 2/01/40 – BAM Insured	2/28 at 100.00	AA	2,094,619
2,000	4.000%, 2/01/44 – BAM Insured	2/28 at 100.00	AA	2,187,780
280	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 5.250%, 6/01/21	No Opt. Call	A	282,134
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2017:
4,250	5.000%, 6/01/22	No Opt. Call	A	4,473,380
2,245	5.000%, 6/01/23	No Opt. Call	A	2,459,532
2,555	5.000%, 6/01/24	No Opt. Call	A	2,895,122
5,980	5.000%, 6/01/25	No Opt. Call	A	6,979,736
	Round Lake, Lake County, Illinois, Special Tax Bonds, Lakewood Grove Special Service Areas 1, 3 & 4, Refunding Series 2017:
1,009	2.850%, 3/01/22 – BAM Insured	No Opt. Call	AA	1,024,952
1,133	3.200%, 3/01/24 – BAM Insured	No Opt. Call	AA	1,203,201
1,000	3.300%, 3/01/25 – BAM Insured	No Opt. Call	AA	1,080,900
1,258	3.450%, 3/01/26 – BAM Insured	No Opt. Call	AA	1,383,309
1,218	3.600%, 3/01/28 – BAM Insured	3/27 at 100.00	AA	1,352,102
	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitzation Bonds, Second Lien Series 2020A:
4,500	5.000%, 1/01/25	No Opt. Call	AA-	5,166,000
5,750	5.000%, 1/01/26	No Opt. Call	AA-	6,785,920
2,255	5.000%, 1/01/28	No Opt. Call	AA-	2,781,091
	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Hospital Sisters Services, Inc Obligated Group, Series 2017A:
2,690	5.000%, 2/15/26	No Opt. Call	A+	3,220,333
3,590	5.000%, 2/15/27	No Opt. Call	A+	4,400,766
2,565	Springfield, Illinois, Electric Revenue Bonds, Refunding Senior Lien Series 2015, 5.000%, 3/01/22	No Opt. Call	A	2,671,294
204

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Winnebago-Boone Counties School District 205 Rockford, Illinois, General Obligation Bonds, Series 2013:
$ 6,220	0.000%, 2/01/22	No Opt. Call	A+	6,189,087
6,820	0.000%, 2/01/23	No Opt. Call	A+	6,728,135
469,505	Total Illinois			521,249,047
	Indiana – 2.3%
2,200	Hobart Building Corporation, Indiana, First Mortgage Revenue Bonds, Refunding Series 2016, 5.000%, 1/15/22	No Opt. Call	AA+	2,280,080
	Indiana Bond Bank, Advance Funding Program Notes, Series 2021A:
15,020	2.000%, 1/10/22	1/22 at 100.00	N/R	15,228,964
2,000	2.000%, 1/10/22	7/21 at 100.00	N/R	2,009,913
4,570	Indiana Finance Authority, Environmental Facilities Revenue Bonds, Indianapolis Power & Light Company Project, Refunding Series 2020A, 0.950%, 12/01/38 (Mandatory Put 4/01/26) (AMT)	No Opt. Call	A2	4,501,014
1,100	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2021A, 4.125%, 12/01/26	No Opt. Call	B-	1,159,504
12,500	Indiana Finance Authority, Hospital Revenue Bonds, Indiana Unversity Health Obligation Group, Long Term Rate Series 2019B, 2.250%, 12/01/58 (Mandatory Put 7/01/25)	1/25 at 100.00	AA	13,185,625
10,500	Indiana Finance Authority, Hospital Revenue Bonds, Indiana Unversity Health Obligation Group, Refunding 2015B, 1.650%, 12/01/42 (Pre-refunded 1/01/22) (Mandatory Put 7/01/22)	1/22 at 100.00	AA (5)	10,616,970
	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
435	4.000%, 10/01/21 (ETM)	No Opt. Call	N/R (5)	443,330
145	5.000%, 10/01/23 (ETM)	No Opt. Call	N/R (5)	162,386
	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Refunding Series 2012A:
65	5.000%, 5/01/21	No Opt. Call	N/R	65,228
1,935	5.000%, 5/01/21	No Opt. Call	AA-	1,941,695
5,000	Indiana Finance Authority, State Revolving Fund Program Bonds, Series 2011, 5.000%, 2/01/26 (Pre-refunded 2/01/22)	2/22 at 100.00	AAA	5,202,154
	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2015A:
700	5.000%, 10/01/23	No Opt. Call	AA	783,433
1,000	5.000%, 10/01/24	No Opt. Call	AA	1,160,590
1,800	5.000%, 10/01/25	10/24 at 100.00	AA	2,084,238
1,240	5.000%, 10/01/26	10/24 at 100.00	AA	1,433,961
850	5.000%, 10/01/27	10/24 at 100.00	AA	980,492
	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2011A-2:
70	2.000%, 11/15/36 (Pre-refunded 2/01/23)	2/23 at 100.00	N/R (5)	71,979
9,930	2.000%, 11/15/36 (Mandatory Put 2/01/23)	No Opt. Call	AA+	10,227,006
2,500	Indiana Housing and Community Development Authority, Single Family Mortgage Revenue Bonds, Series 2020A, 2.550%, 7/01/35	7/29 at 100.00	Aaa	2,599,150
205

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$ 3,500	Indiana Housing and Community Development Authority, Single Family Mortgage Revenue Bonds, Series 2020B-1, 1.950%, 7/01/35	7/29 at 100.00	Aaa	3,506,685
1,250	Indiana Housing and Community Development Authority, Single Family Mortgage Revenue Bonds, Series 2021A, 1.900%, 7/01/36	7/30 at 100.00	Aaa	1,238,190
260	Indiana State University Board of Trustees, Indiana State University Housing and Dining System Revenue Bonds, Series 2014, 4.000%, 4/01/22	No Opt. Call	AA-	269,438
8,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/24 – NPFG Insured	No Opt. Call	AA	9,197,760
3,000	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Citizens Energy Group, Refunding 2nd Lien Series 2020A, 5.000%, 8/15/22	No Opt. Call	AA	3,197,310
10,675	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2017A, 5.000%, 8/15/25	No Opt. Call	AA	12,692,468
	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A:
450	5.000%, 10/01/21	No Opt. Call	A+	460,503
490	5.000%, 10/01/22	No Opt. Call	A+	524,491
710	5.000%, 10/01/23	No Opt. Call	A+	787,674
445	5.000%, 10/01/24	No Opt. Call	A+	510,446
525	5.000%, 10/01/25	10/24 at 100.00	A+	606,317
760	5.000%, 10/01/26	10/24 at 100.00	A+	876,881
	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2016A:
2,065	5.000%, 10/01/21	No Opt. Call	A+	2,113,197
4,635	5.000%, 10/01/22	No Opt. Call	A+	4,961,258
10,000	5.000%, 10/01/23	No Opt. Call	A+	11,094,000
5,525	Mount Vernon, Indiana, Environmental Improvement Revenue Bonds, Southern Indiana Gas and Electric Company Project, Refunding Series 2015, 0.875%, 9/01/55 (Mandatory Put 9/01/23) (AMT)	No Opt. Call	A1	5,526,105
1,000	Richmond Hospital Authority, Indiana, Revenue Bonds, Reid Hospital Project, Refunding Series 2015A, 5.000%, 1/01/22	No Opt. Call	A	1,033,820
2,500	Rockport, Indiana, Pollution Control Revenue Bonds, AEP Generating Company Project, Refunding Series 1995A, 1.350%, 7/01/25 (Mandatory Put 9/01/22)	No Opt. Call	A-	2,517,400
2,750	Rockport, Indiana, Pollution Control Revenue Bonds, AEP Generating Company Project, Refunding Series 1995B, 1.350%, 7/01/25 (Mandatory Put 9/01/22)	No Opt. Call	A-	2,769,305
2,665	Rockport, Indiana, Pollution Control Revenue Refunding Bonds, Indiana Michigan Power Company Project, Series 2008D, 2.050%, 4/01/25 (Mandatory Put 6/01/21)	No Opt. Call	A-	2,671,236
13,020	Rockport, Indiana, Pollution Control Revenue Refunding Bonds, Indiana Michigan Power Company, Series 2002A, 2.750%, 6/01/25	No Opt. Call	A-	14,120,971
1,595	Vanderburgh County,Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014, 4.000%, 2/01/24	No Opt. Call	A	1,743,255
3,485	Warrick County, Indiana, Environmental Improvement Revenue Bonds, Southern Indiana Gas and Electric Company, Series 2015, 0.875%, 9/01/55 (Mandatory Put 9/01/23) (AMT)	No Opt. Call	A1	3,485,697
10,000	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc Project, Series 2015, 5.000%, 11/01/45 (Mandatory Put 11/01/22) (AMT)	No Opt. Call	A2	10,718,500
206

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$ 10,320	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc Project, Series 2016A, 5.000%, 3/01/46 (Mandatory Put 3/01/23) (AMT)	No Opt. Call	A2	11,199,574
173,185	Total Indiana			183,960,193
	Iowa – 0.4%
	Des Moines Metropolitan Wastewater Reclamation Authority, Iowa, Sewer Revenue Bonds, Refunding Series 2021A:
2,450	5.000%, 6/01/24 (WI/DD, Settling 4/06/21)	No Opt. Call	AA	2,805,657
2,575	5.000%, 6/01/25 (WI/DD, Settling 4/06/21)	No Opt. Call	AA	3,049,185
2,145	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2019, 3.125%, 12/01/22	4/21 at 103.00	BB-	2,186,162
4,900	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB-	5,369,763
9,730	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)	12/22 at 103.00	BB-	10,583,516
3,000	Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Green Series 2021A, 1.850%, 7/01/35	7/30 at 100.00	AAA	2,961,128
2,220	Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Series 2019D, 2.450%, 7/01/34	1/29 at 100.00	AAA	2,288,221
2,335	Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Series 2020A, 2.500%, 1/01/35	7/29 at 100.00	AAA	2,444,091
29,355	Total Iowa			31,687,723
	Kansas – 0.1%
4,665	Olathe, Kansas, General Obligation Bonds, Temporary Notes Series 2020A, 3.000%, 8/01/21	No Opt. Call	N/R	4,707,545
	Kentucky – 2.8%
3,000	Carroll County, Kentucky, Environmental Facilities Revenue Bonds, Kentucky Utilities Company Project, Refunding Series 2006B, 1.200%, 10/01/34 (Mandatory Put 6/01/21) (AMT)	No Opt. Call	A1	3,004,080
6,025	Carroll County, Kentucky, Environmental Facilities Revenue Bonds, Kentucky Utilities Company Project, Series 2004A, 1.750%, 10/01/34 (Mandatory Put 9/01/26) (AMT)	No Opt. Call	A1	6,025,904
15,000	Carroll County, Kentucky, Pollution Control Revenue Bonds, Kentucky Utilities Company Project, Refunding Series 2016A, 1.550%, 9/01/42 (Mandatory Put 9/01/26)	No Opt. Call	A1	14,923,950
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A:
1,500	5.000%, 6/01/21	No Opt. Call	Baa2	1,508,790
1,375	5.000%, 6/01/22	No Opt. Call	Baa2	1,433,451
6,000	5.000%, 6/01/24	No Opt. Call	Baa2	6,635,940
4,200	5.000%, 6/01/25	No Opt. Call	Baa2	4,747,848
9,705	Kentucky Economic Development Finance Authority, Revenue Bonds, Catholic Health Initiatives, Refunding Series 2009B, 2.700%, 5/01/39 (Mandatory Put 11/10/21)	No Opt. Call	BBB+	9,812,822
207

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A:
$ 3,025	5.000%, 12/01/23 (Pre-refunded 6/01/22)	6/22 at 100.00	BBB+ (5)	3,192,494
2,995	5.000%, 12/01/24 (Pre-refunded 6/01/22)	6/22 at 100.00	BBB+ (5)	3,160,833
6,130	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Refunding Series 2007A, 1.650%, 6/01/33 (Mandatory Put 6/01/21)	No Opt. Call	A1	6,142,996
4,000	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001A, 0.900%, 9/01/26	No Opt. Call	A1	3,963,560
	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B:
8,000	1.350%, 11/01/27 (AMT) (WI/DD, Settling 5/03/21)	No Opt. Call	A1	7,969,230
7,500	2.550%, 11/01/27 (AMT) (Mandatory Put 5/03/21)	No Opt. Call	A1	7,513,200
18,000	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2005A, 1.750%, 2/01/35 (Mandatory Put 7/01/26)	No Opt. Call	A1	18,300,960
24,685	Northern Kentucky Water District, Revenue Bonds, Bond Anticipation Note Series 2021A, 0.375%, 2/01/23	8/22 at 100.00	N/R	24,712,662
3,345	Oldham County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Refunding Second Series 2016, 4.000%, 9/01/27	No Opt. Call	A1	3,934,255
2,500	Owen County, Kentucky, Water Facilities Revenue Bonds, Kentucky-American Water Company Project, Refunding Series 2020, 0.700%, 6/01/40 (Mandatory Put 9/01/23)	No Opt. Call	A	2,494,850
25,035	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 4/01/48 (Mandatory Put 4/01/24)	1/24 at 100.37	A2	27,447,373
8,970	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018B, 4.000%, 1/01/49 (Mandatory Put 1/01/25)	10/24 at 100.24	A2	9,927,817
5,010	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018C-1, 4.000%, 12/01/49 (Mandatory Put 6/01/25)	3/25 at 100.19	A1	5,639,607
5,100	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2019C-1, 4.000%, 2/01/50 (Mandatory Put 2/01/28)	11/27 at 100.47	A1	5,981,076
	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B:
7,400	1.350%, 11/01/27 (AMT) (WI/DD, Settling 5/03/21)	No Opt. Call	A1	7,371,537
8,050	2.550%, 11/01/27 (AMT) (Mandatory Put 5/03/21)	No Opt. Call	A1	8,064,168
6,765	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2002A, 2.300%, 9/01/26 (Mandatory Put 9/01/21)	No Opt. Call	A1	6,821,420
18,165	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2016A, 1.300%, 9/01/44 (Mandatory Put 9/01/27) (AMT)	No Opt. Call	A1	17,982,805
3,380	Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Refunding Series 2013, 5.000%, 4/01/23 (ETM)	No Opt. Call	A+ (5)	3,545,113
214,860	Total Kentucky			222,258,741
	Louisiana – 4.1%
2,140	East Baton Rouge Parish, Louisiana, Sales Tax Revenue Bonds, Refunding Road & Street Improvement Series 2015, 5.000%, 8/01/22	No Opt. Call	AA	2,269,085
208

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2015:
$ 2,080	5.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	2,095,746
2,595	5.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	2,739,931
	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2016A:
33,425	5.000%, 6/01/23	No Opt. Call	A1	36,513,136
9,040	5.000%, 6/01/24	No Opt. Call	A1	10,219,178
	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Womans Hospital Foundation Project, Refunding Series 2017A:
1,000	3.000%, 10/01/22	No Opt. Call	A	1,038,700
1,800	5.000%, 10/01/23	No Opt. Call	A	1,996,920
1,095	5.000%, 10/01/24	No Opt. Call	A	1,253,589
3,000	4.000%, 10/01/25	No Opt. Call	A	3,404,760
2,245	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Parish Road Improvements Project, Series 2015, 5.000%, 8/01/24	No Opt. Call	AA	2,582,311
24,310	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Refunding Series 2017, 3.500%, 11/01/32	11/27 at 100.00	Baa2	26,812,957
6,070	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Bonds, Loop LLC Project, Series 2007A, 1.650%, 9/01/27 (Mandatory Put 12/01/23)	No Opt. Call	A3	6,163,781
7,025	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Bonds, Loop LLC Project, Series 2013A, 1.650%, 9/01/33 (Mandatory Put 12/01/23)	No Opt. Call	A3	7,133,536
1,050	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017, 5.000%, 5/15/22	No Opt. Call	A	1,103,245
9,010	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2020B, 5.000%, 5/15/50 (Mandatory Put 5/15/25)	11/24 at 102.04	A	10,536,384
29,790	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Louisiana Children's Medical Center Hospital, Series 2015A-1 Fixed Rate Mode, 5.000%, 6/01/45 (Mandatory Put 6/01/25)	No Opt. Call	A+	34,783,698
7,165	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Louisiana Children's Medical Center Hospital, Series 2015A-3 Term Rate Mode, 5.000%, 6/01/45 (Mandatory Put 6/01/23)	No Opt. Call	A+	7,864,376
1,650	Louisiana Public Facilities Authority, Revenue Bonds, Tulane University, Refunding Series 2016A, 5.000%, 12/15/21	No Opt. Call	A	1,703,856
	Louisiana Public Facilities Authority, Revenue Bonds, University of New Orleans Research and Technology Foundation, Inc- Student Housing Project, Refunding Series 2014:
710	5.000%, 9/01/21 – AGM Insured	No Opt. Call	AA	721,949
580	5.000%, 9/01/22 – AGM Insured	No Opt. Call	AA	613,553
1,445	5.000%, 9/01/23 – AGM Insured	No Opt. Call	AA	1,596,739
1,565	5.000%, 9/01/24 – AGM Insured	No Opt. Call	AA	1,789,280
2,020	Louisiana Stadium and Exposition District, Revenue Bonds, Bond Anticipation Notes Series 2020, 5.000%, 7/03/23	1/23 at 100.00	AA-	2,176,934
209

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
$ 7,265	5.000%, 7/01/26	7/23 at 100.00	AA-	7,987,577
1,345	5.000%, 7/01/29	7/23 at 100.00	AA-	1,478,626
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Second Lien Series 2017C:
2,545	5.000%, 5/01/29	11/27 at 100.00	AA-	3,205,835
3,000	5.000%, 5/01/30	11/27 at 100.00	AA-	3,768,300
3,070	5.000%, 5/01/31	11/27 at 100.00	AA-	3,842,719
15,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Second Lien Series 2017D-1, 0.600%, 5/01/43 (Mandatory Put 5/01/23)	5/22 at 100.00	Aa3	14,994,000
7,690	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Second Lien Series 2017D-2, 0.550%, 5/01/43 (Mandatory Put 5/01/22)	5/21 at 100.00	Aa3	7,690,538
3,570	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Series 2012A-1, 5.000%, 5/01/21	No Opt. Call	Aa2	3,582,602
7,015	Louisiana State, General Obligation Bonds, Refunding Series 2014C, 5.000%, 8/01/22	No Opt. Call	AA-	7,465,152
6,245	Louisiana State, General Obligation Bonds, Series 2015A, 5.000%, 5/01/23	No Opt. Call	AA-	6,866,690
3,600	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012, 5.000%, 12/01/21	No Opt. Call	AA-	3,712,644
2,000	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015, 5.000%, 12/01/21	No Opt. Call	AA-	2,062,580
2,780	New Orleans, Louisiana, General Obligation Bonds, Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	A2	2,876,094
	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015:
1,040	5.000%, 6/01/24	No Opt. Call	A	1,177,748
575	5.000%, 6/01/26	6/25 at 100.00	A	677,034
6,410	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory Put 6/01/22)	No Opt. Call	BBB	6,672,361
2,780	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2008, 6.100%, 6/01/38 (Mandatory Put 6/01/30), 144A	No Opt. Call	BB-	3,483,062
3,665	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2011, 5.850%, 8/01/41 (Mandatory Put 6/01/25), 144A	No Opt. Call	BB-	4,141,963
19,925	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017A-1, 2.000%, 6/01/37 (Mandatory Put 4/01/23)	No Opt. Call	BBB-	20,332,068
18,030	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017A-2, 2.100%, 6/01/37 (Mandatory Put 7/01/24)	No Opt. Call	BBB-	18,543,675
18,755	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017A-3, 2.200%, 6/01/37 (Mandatory Put 7/01/26)	No Opt. Call	BBB	19,375,415
7,010	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017B-2, 2.375%, 6/01/37 (Mandatory Put 7/01/26)	No Opt. Call	BBB-	7,303,439
2,295	Shreveport, Louisiana, General Obligation Bonds, Series 2014, 5.000%, 9/01/21	No Opt. Call	BBB+	2,337,136
1,000	Shreveport, Louisiana, Revenue Bonds, Independence Stadium Project, Refunding Series 2016, 5.000%, 3/01/22 – BAM Insured	No Opt. Call	AA	1,041,530
210

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Terrebonne Levee and Conservation District, Louisiana, Public Improvement Sales Tax Bonds, Series 2013:
$ 1,710	5.000%, 7/01/21 (ETM)	No Opt. Call	A+ (5)	1,729,870
1,680	5.000%, 7/01/22 (ETM)	No Opt. Call	A+ (5)	1,780,800
300,810	Total Louisiana			325,243,102
	Maine – 0.1%
2,765	Maine State Housing Authority, Multifamily Mortgage Purchase Bonds, Series 2021A, 1.850%, 11/15/36	5/30 at 100.00	AA+	2,698,617
1,000	Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Series 2020D, 2.300%, 11/15/35	5/29 at 100.00	AA+	1,019,160
4,500	Maine State, General Obligation Bonds, Series 2020B, 5.000%, 6/01/23	No Opt. Call	AA	4,964,895
8,265	Total Maine			8,682,672
	Maryland – 1.1%
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
105	5.000%, 9/01/21	No Opt. Call	CCC	105,374
540	5.000%, 9/01/23	No Opt. Call	CCC	550,179
2,000	5.000%, 9/01/26	No Opt. Call	CCC	2,055,740
5,055	Howard County, Maryland, General Obligation Bonds, Consolidated Public Improvement Project, Series 2021A, 5.000%, 8/15/25	No Opt. Call	AAA	6,046,578
6,820	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2019C, 2.700%, 9/01/34	3/29 at 100.00	Aa1	7,170,343
4,250	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2020A, 2.300%, 9/01/35	3/29 at 100.00	Aa1	4,323,227
2,430	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2020D, 1.950%, 9/01/35	9/29 at 100.00	Aa1	2,411,070
12,000	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2021A, 1.800%, 9/01/36	3/30 at 100.00	Aa1	11,745,576
8,795	Maryland Economic Development Corporation, Pollution Control Revenue Bonds, Potomac Electric Power Company, Refunding Series 2019, 1.700%, 9/01/22	No Opt. Call	A-	8,955,069
12,035	Maryland Economic Development Corporation, Private Activity Revenue Bonds RSA, Purple Line Light Rail Project, Green Bonds, Series 2016A, 5.000%, 3/31/24 (AMT)	11/21 at 100.00	BB-	12,365,722
	Maryland Health and HIgher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare Inc, Series 2021:
1,105	5.000%, 1/01/22 (WI/DD, Settling 10/07/21)	No Opt. Call	Baa3	1,114,212
795	5.000%, 1/01/23 (WI/DD, Settling 10/07/21)	No Opt. Call	Baa3	829,041
545	5.000%, 1/01/24 (WI/DD, Settling 10/07/21)	No Opt. Call	Baa3	585,623
5,235	Maryland Health and HIgher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical Systems, Series 2020B-1, 5.000%, 7/01/45 (Mandatory Put 7/01/25)	1/25 at 100.00	A	6,051,608
211

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Maryland (continued)
	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015:
$ 540	5.000%, 7/01/21	No Opt. Call	A-	545,654
1,000	5.000%, 7/01/22	No Opt. Call	A-	1,053,830
250	5.000%, 7/01/23	No Opt. Call	A-	273,805
500	5.000%, 7/01/24	No Opt. Call	A-	566,365
4,400	Maryland Transportation Authority, Passenger Facility Charge Revenue Bonds, Baltimore/Washington Internatonal Thurgood Marshall Airport Project, Series 2019, 5.000%, 6/01/25 (AMT)	No Opt. Call	A	5,159,220
4,400	Montgomery County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2018A, 5.000%, 11/01/29	11/28 at 100.00	AAA	5,687,396
	Prince George's County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2020A:
1,500	5.000%, 7/15/21	No Opt. Call	AAA	1,520,400
6,285	5.000%, 7/15/22	No Opt. Call	AAA	6,675,613
3,500	5.000%, 7/15/23	No Opt. Call	AAA	3,883,250
84,085	Total Maryland			89,674,895
	Massachusetts – 2.3%
20,015	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Subordinated Series 2020B-2, 5.000%, 7/01/22	No Opt. Call	AA	21,223,706
	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2014A:
555	5.000%, 7/01/21	No Opt. Call	B	555,866
690	5.000%, 7/01/22	No Opt. Call	B	695,720
625	5.000%, 7/01/23	No Opt. Call	B	633,425
735	5.000%, 7/01/24	No Opt. Call	B	747,311
795	5.000%, 7/01/25	7/24 at 100.00	B	803,077
1,500	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-1, 5.000%, 7/01/25	No Opt. Call	A	1,773,705
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-2:
2,775	5.000%, 7/01/29	7/28 at 100.00	A	3,499,608
2,750	5.000%, 7/01/30	7/28 at 100.00	A	3,444,155
2,495	5.000%, 7/01/31	7/28 at 100.00	A	3,111,490
2,100	5.000%, 7/01/32	7/28 at 100.00	A	2,609,691
212

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center Issue, Series 2020G:
$ 130	5.000%, 7/15/21, 144A	No Opt. Call	BB+	131,326
115	5.000%, 7/15/22, 144A	No Opt. Call	BB+	120,327
125	5.000%, 7/15/23, 144A	No Opt. Call	BB+	134,933
130	5.000%, 7/15/24, 144A	No Opt. Call	BB+	143,956
125	5.000%, 7/15/25, 144A	No Opt. Call	BB+	141,646
160	5.000%, 7/15/26, 144A	No Opt. Call	BB+	184,718
170	5.000%, 7/15/27, 144A	No Opt. Call	BB+	199,027
175	5.000%, 7/15/28, 144A	No Opt. Call	BB+	206,934
325	5.000%, 7/15/29, 144A	No Opt. Call	BB+	386,877
220	5.000%, 7/15/30, 144A	No Opt. Call	BB+	263,201
	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2019A:
1,325	5.000%, 7/01/21	No Opt. Call	BBB+	1,339,562
815	5.000%, 7/01/23	No Opt. Call	BBB+	895,098
2,225	Massachusetts Housing Finance Agency, Housing Bonds, Series 2019B-1, 2.750%, 12/01/34	12/28 at 100.00	AA	2,353,872
1,740	Massachusetts Housing Finance Agency, Housing Bonds, Series 2020A-3, 0.875%, 12/01/23	6/22 at 100.00	AA	1,748,735
5,000	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Social Series 2020-220, 1.950%, 12/01/35	6/30 at 100.00	AA+	5,010,732
6,195	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2020E, 5.000%, 11/01/25	No Opt. Call	Aa1	7,452,771
14,000	Massachusetts State, General Obligation Bonds, Refunding Series 2015A, 5.000%, 7/01/23	No Opt. Call	Aa1	15,505,280
40,200	Massachusetts State, General Obligation Bonds, Refunding Series 2020A, 5.000%, 6/01/44 (Mandatory Put 6/01/23)	No Opt. Call	Aa1	44,297,988
14,005	Massachusetts State, General Obligation Bonds, Revenue Anticipation Note Series 2020A, 2.000%, 4/21/21	No Opt. Call	N/R	14,019,697
9,600	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement Program, Series 2012A, 4.000%, 6/01/33	6/21 at 100.00	AA+	9,644,256
12,332	North Middlesex Regional School District, Middlesex County, Massachusetts, General Obligation Bonds, Bond Anticipation Notes Series 2021, 2.000%, 2/04/22	No Opt. Call	N/R	12,525,037
5,250	University of Massachusetts Building Authority, Revenue Bonds, Refunding Senior Series 2021-1, 5.000%, 11/01/25	No Opt. Call	Aa2	6,321,195
16,211	Worcester, Massachusetts, General Obligation Bonds, Bond Anticipation Notes, Series 2020, 2.000%, 2/01/22	No Opt. Call	N/R	16,459,289
165,608	Total Massachusetts			178,584,211
	Michigan – 2.4%
1,000	Birmingham Public Schools, Oakland County, Michigan, General Obligation Bonds, School Building & Site Refunding Series 2020, 4.000%, 5/01/23	No Opt. Call	Aa1	1,076,930
1,100	Marquettte, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A, 5.000%, 7/01/21	No Opt. Call	AA-	1,112,815
213

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 1,865	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2017A-MI, 5.000%, 12/01/21	No Opt. Call	AA-	1,924,232
8,820	Michigan Finance Authority, State Aid Revenue Notes, Series 2020A-1, 4.000%, 8/20/21	No Opt. Call	N/R	8,951,330
	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2007 Sold Tobacco Receipts, Series 2020A-CL-1:
1,000	3.000%, 6/01/21	No Opt. Call	A	1,004,270
1,100	4.000%, 6/01/22	No Opt. Call	A	1,146,508
2,000	4.000%, 6/01/23	No Opt. Call	A	2,153,180
2,200	5.000%, 6/01/25	No Opt. Call	A	2,586,782
2,500	5.000%, 6/01/27	No Opt. Call	A	3,106,150
2,450	5.000%, 6/01/29	No Opt. Call	A	3,167,091
15,125	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding Series 2010F-1, 4.000%, 11/15/47 (Mandatory Put 6/01/23)	No Opt. Call	AA+	16,314,581
6,750	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2018A, 3.550%, 10/01/33	10/27 at 100.00	AA	7,390,507
	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Fixed Rate Series 2018C:
3,505	3.550%, 6/01/29	12/27 at 100.00	AA+	3,911,440
3,825	3.650%, 6/01/30	12/27 at 100.00	AA+	4,237,909
3,810	3.700%, 12/01/30	12/27 at 100.00	AA+	4,224,071
1,805	3.350%, 12/01/34	6/28 at 100.00	AA+	1,943,913
5,075	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Series 2016A, 3.100%, 12/01/31	6/26 at 100.00	AA+	5,402,947
9,770	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Series 2019B, 2.700%, 12/01/34	12/28 at 100.00	AA+	10,265,730
14,835	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Series 2020C, 2.350%, 12/01/35	6/30 at 100.00	AA+	14,976,229
1,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2008C, 5.000%, 12/01/21	No Opt. Call	AA-	1,031,760
	Michigan State, Trunk Line Fund Bonds, Rebuilding Michigan Program Series 2020B:
27,220	5.000%, 11/15/28	No Opt. Call	AA+	35,296,446
28,245	5.000%, 11/15/29	No Opt. Call	AA+	37,281,423
8,485	Michigan Strategic Fund, Limited Obligation Pollution Control Revenue Refunding Bonds, Detroit Edison Company, Series 1995CC, 1.450%, 9/01/30 (Mandatory Put 9/01/21)	No Opt. Call	Aa3	8,526,576
8,000	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detriot Edison Project, Refunding Series 2008, 1.450%, 8/01/29 (Mandatory Put 9/01/21)	No Opt. Call	Aa3	8,039,200
1,000	Plymouth-Canton Community School District, Wayne and Washtenaw Counties, Michigan, General Obligation Bonds, Refunding Series 2012A, 5.000%, 5/01/21	No Opt. Call	Aa1	1,003,520
2,525	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/22	No Opt. Call	A+	2,689,832
165,010	Total Michigan			188,765,372
214

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Minnesota – 1.3%
$ 1,680	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014A, 5.000%, 1/01/24	No Opt. Call	A+	1,889,362
1,655	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020B, 2.400%, 1/01/35	7/29 at 100.00	AA+	1,726,198
2,760	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020E, 2.250%, 7/01/35	7/29 at 100.00	AA+	2,828,062
4,695	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020I, 1.875%, 7/01/35	1/30 at 100.00	AA+	4,689,342
	Minnesota State, General Obligation Bonds, Refunding State Trunk Highway Series 2020E:
17,800	2.000%, 8/01/21	No Opt. Call	AAA	17,910,538
28,320	2.000%, 8/01/22	No Opt. Call	AAA	29,026,867
36,940	Minnesota State, General Obligation Bonds, Refunding Various Purpose Series 2015D, 5.000%, 8/01/23	No Opt. Call	AAA	41,104,616
895	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2013A, 5.000%, 1/01/23	No Opt. Call	A-	967,405
2,880	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B, 5.000%, 5/01/22	No Opt. Call	AA-	3,022,531
97,625	Total Minnesota			103,164,921
	Mississippi – 0.8%
1,000	Lowndes County, Mississippi, Solid Waste Disposal and Pollution Control Refunding Revenue Bonds (Weyerhaeuser Company Project), Series 1992A, 6.800%, 4/01/22	No Opt. Call	BBB	1,059,800
6,865	Mississippi Business Finance Corporation, Pollution Control Revenue, Mississippi Power, Series 2002, 3.200%, 9/01/28	3/24 at 100.00	A-	7,225,138
9,385	Mississippi Business Finance Corporation, Revenue Bonds, Mississippi Power Company Project, First Series 2010, 2.750%, 12/01/40 (Mandatory Put 12/09/21)	No Opt. Call	A-	9,519,769
20,430	Mississippi Business Finance Corporation, Revenue Bonds, System Energy Resources, Inc Project, Refunding Series 2019, 2.500%, 4/01/22	5/21 at 100.00	BBB+	20,510,290
1,000	Mississippi Home Corporation, Single Family Mortgage Revenue Bonds, Series 2020A, 2.250%, 12/01/35	6/29 at 100.00	Aaa	1,028,280
500	Mississippi Home Corporation, Single Family Mortgage Revenue Bonds, Series 2021A, 1.800%, 12/01/35	6/30 at 100.00	Aaa	490,839
9,750	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Refunding Series 2020A-1, 5.000%, 9/01/44 (Mandatory Put 9/01/25)	3/25 at 100.00	BBB+	11,157,510
3,680	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2015A, 5.000%, 9/01/24	No Opt. Call	BBB+	4,198,034
3,395	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, North Mississippi Health Services, Series 2020-II, 5.000%, 10/01/40 (Mandatory Put 3/01/27)	12/26 at 100.00	AA	4,046,195
215

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Mississippi (continued)
	Mississippi State, Gaming Tax Revenue Bonds, Series 2019A:
$ 275	5.000%, 10/15/21	No Opt. Call	A+	280,552
350	5.000%, 10/15/22	No Opt. Call	A+	373,159
250	5.000%, 10/15/23	No Opt. Call	A+	277,940
200	5.000%, 10/15/24	No Opt. Call	A+	229,316
1,220	5.000%, 10/15/25	No Opt. Call	A+	1,437,953
58,300	Total Mississippi			61,834,775
	Missouri – 1.2%
	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson Shoppes Redevelopment Project, Refunding Series 2017A:
765	4.000%, 11/01/22	No Opt. Call	N/R	782,090
755	4.000%, 11/01/23	No Opt. Call	N/R	779,288
	Jackson County Reorganized School District R-7, Lees Summit, Missouri, General Obligation Bonds, Refunding & School Building Series 2020:
7,665	4.000%, 3/01/29	No Opt. Call	AA+	9,370,769
7,500	4.000%, 3/01/30	3/29 at 100.00	AA+	9,109,350
	Metropolitan St Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2011B:
2,520	4.000%, 5/01/23 (Pre-refunded 5/01/21)	5/21 at 100.00	AAA	2,527,132
2,695	4.000%, 5/01/24 (Pre-refunded 5/01/21)	5/21 at 100.00	AAA	2,702,627
24,750	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Refunding Market-Adjusted Tax Exempt Securities Series 1992, 1.600%, 12/01/22	6/21 at 100.50	A	24,932,407
5,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Refunding Series 1998A, 2.900%, 9/01/33	7/27 at 102.00	A	5,375,950
11,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Series 1998B, 2.900%, 9/01/33	7/27 at 102.00	A	11,828,960
5,195	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Series 1998C, 2.750%, 9/01/33	6/27 at 102.00	A	5,524,311
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013:
1,000	5.000%, 5/01/21	No Opt. Call	BBB	1,002,570
2,545	4.000%, 5/01/22	No Opt. Call	BBB	2,614,580
1,320	5.000%, 5/01/23	No Opt. Call	BBB	1,415,740
975	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2019C, 2.500%, 11/01/34	5/29 at 100.00	AA+	1,012,674
1,195	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2021A, 1.950%, 11/01/36	5/30 at 100.00	AA+	1,181,000
	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A:
2,420	5.000%, 1/01/25	No Opt. Call	A	2,805,264
5,035	5.000%, 1/01/26	1/25 at 100.00	A	5,828,768
216

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Missouri (continued)
	Saint Charles County Francis Howell School District, Missouri, General Obligation Bonds, Series 2020:
$ 1,980	4.000%, 3/01/30	3/28 at 100.00	AA	2,359,031
1,480	4.000%, 3/01/31	3/28 at 100.00	AA	1,749,671
	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Airport, Refunding Series 2015:
1,725	5.000%, 7/01/21	No Opt. Call	A2	1,744,337
1,000	5.000%, 7/01/22	No Opt. Call	A2	1,057,680
1,085	5.000%, 7/01/23	No Opt. Call	A2	1,195,475
89,605	Total Missouri			96,899,674
	Montana – 0.5%
30,720	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Northwestern Corporation Colstrip Project, Series 2016, 2.000%, 8/01/23	No Opt. Call	A	31,504,589
	Lewis and Clark County School District 9 East Helena, Montana, General Obligation Bonds, School Building Series 2018:
1,000	5.000%, 7/01/27	No Opt. Call	A+	1,246,930
1,055	5.000%, 7/01/28	No Opt. Call	A+	1,340,504
1,335	5.000%, 7/01/29	7/28 at 100.00	A+	1,682,540
800	Montana Board of Housing, Single Family Mortgage Bonds, Series 2021A-1, 1.850%, 12/01/36	6/30 at 100.00	AA+	781,587
34,910	Total Montana			36,556,150
	Nebraska – 0.7%
8,000	Central Plains Energy Project, Nebraska, Gas Project 4 Revenue Bonds, Series 2018A, 5.000%, 3/01/50 (Mandatory Put 1/01/24)	10/23 at 100.43	A2	8,913,520
815	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Children's Hospital Obligated Group, Series 2020B, 5.000%, 11/15/53 (Mandatory Put 11/15/25)	8/25 at 100.00	AA-	963,623
4,590	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/21	No Opt. Call	A-	4,613,409
1,000	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/22	No Opt. Call	A	1,072,180
	Douglas County School District 17 Millard, Nebraska, General Obligation Bonds, Series 2020:
1,275	5.000%, 12/15/28	No Opt. Call	AA	1,659,400
1,500	5.000%, 12/15/29	No Opt. Call	AA	1,987,215
1,590	5.000%, 12/15/30	No Opt. Call	AA	2,144,226
1,000	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 3.500%, 11/01/27 (Pre-refunded 11/01/21)	11/21 at 100.00	N/R (5)	1,018,280
5,480	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2019D, 2.600%, 9/01/34	3/29 at 100.00	AA+	5,725,723
8,620	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2020A, 2.350%, 9/01/35	3/29 at 100.00	AA+	8,889,030
217

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nebraska (continued)
$ 2,400	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2021A, 1.850%, 9/01/35	3/30 at 100.00	AA+	2,354,397
	Nebraska Public Power District, General Revenue Bonds, Series 2015A-2:
160	5.000%, 1/01/24 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (5)	165,752
1,615	5.000%, 1/01/24	1/22 at 100.00	A+	1,669,167
1,500	Nebraska Public Power District, General Revenue Bonds, Series 2021A Forward Delivery, 5.000%, 1/01/23 (WI/DD, Settling 10/07/21)	No Opt. Call	A+	1,583,454
1,645	Papio-Missouri River Natural Resources District, Nebraska, Flood Protection and Water Quality Enhancement Revenue Bonds, Series 2017, 5.000%, 12/15/22 (Pre-refunded 6/15/22)	6/22 at 100.00	AA (5)	1,741,183
6,450	Washington County, Nebraska, Wastewater and Solid Waste Disposal Facilities Revenue Bonds, Cargill Inc Project, Variable Rate Demand Series 2012, 0.900%, 9/01/30 (Mandatory Put 9/01/25) (AMT)	No Opt. Call	A	6,488,313
47,640	Total Nebraska			50,988,872
	Nevada – 0.7%
	Clark County School District, Nevada, General Obligation Bonds, Limited Tax Building Series 2020A:
1,000	3.000%, 6/15/22	No Opt. Call	A+	1,032,400
1,000	3.000%, 6/15/24 – AGM Insured	No Opt. Call	AA	1,080,750
1,335	Clark County School District, Nevada, General Obligation Bonds, Refunding Limited Tax Series 2015B, 5.000%, 6/15/21	No Opt. Call	A+	1,347,309
2,025	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A, 5.000%, 7/01/21 (AMT)	No Opt. Call	A1	2,047,842
1,860	Clark County, Nevada, Pollution Control Revenue Bonds, Nevada Power Company Project, Refunding Series 2017, 1.650%, 1/01/36 (Mandatory Put 3/31/23)	No Opt. Call	A+	1,907,169
	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Refunding Series 2017B:
830	5.000%, 7/01/23	No Opt. Call	Aa3	902,816
850	5.000%, 7/01/25	No Opt. Call	Aa3	979,642
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Limited Tax Refunding Series 2021C:
6,500	5.000%, 6/01/24	No Opt. Call	Aa1	7,457,683
13,660	5.000%, 6/01/25	No Opt. Call	Aa1	16,233,004
13,020	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Limited Tax Refunding Water Series 2021A, 5.000%, 6/01/24	No Opt. Call	Aa1	14,938,312
5,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C, 5.000%, 6/01/24	6/21 at 100.00	Aa1	5,037,850
190	Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement District 1 Legends at Sparks Marina, Refunding Senior Series 2019A, 2.500%, 6/15/24, 144A	No Opt. Call	Ba2	191,832
47,270	Total Nevada			53,156,609
	New Hampshire – 0.2%
13,070	New Hampshire Business Finance Authority, Pollution Control Revenue Bonds, United Illuminating Company, Refunding Series 2003A, 2.800%, 10/01/33 (Mandatory Put 10/02/23)	No Opt. Call	A	13,639,460
218

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Hampshire (continued)
$ 1,195	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Elliot Hospital, Series 2016, 5.000%, 10/01/21	No Opt. Call	A-	1,222,712
2,710	New Hampshire State, General Obligation Bonds, Capital Improvement Series 2020C, 5.000%, 12/01/26	No Opt. Call	Aa1	3,369,603
16,975	Total New Hampshire			18,231,775
	New Jersey – 5.2%
8,490	Bergen County Improvement Authority, New Jersey, County Guaranteed Project Note, Bergen New Bridge Medical Center Project, Series 2020, 3.000%, 8/15/22	No Opt. Call	N/R	8,797,678
	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Refunding Series 2018B:
8,505	5.000%, 1/01/23	No Opt. Call	A+	9,202,325
6,665	5.000%, 1/01/24	No Opt. Call	A+	7,507,323
	Delran Township, New Jersey, General Obligation Bonds, Series 2019:
1,000	2.000%, 10/15/27	No Opt. Call	AA	1,061,310
1,000	2.000%, 10/15/28	No Opt. Call	AA	1,054,570
1,000	2.000%, 10/15/29	No Opt. Call	AA	1,042,670
1,495	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (AMT)	No Opt. Call	BBB-	1,567,448
	Gloucester Township, New Jersey, General Obligation Bonds, Series 2019:
3,640	2.000%, 2/01/26 – BAM Insured	No Opt. Call	AA	3,778,320
3,975	2.000%, 2/01/27 – BAM Insured	No Opt. Call	AA	4,129,389
	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, Hudson County Courthouse Project, Refunding Series 2020:
485	4.000%, 10/01/25	No Opt. Call	AA	556,193
755	5.000%, 10/01/26	No Opt. Call	AA	925,222
	Monmouth County Improvement Authority, New Jersey, Governmental Pooled Loan Revenue Bonds, Series 2020:
600	4.000%, 12/01/21	No Opt. Call	AAA	615,451
550	4.000%, 12/01/22	No Opt. Call	AAA	585,378
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
2,825	5.000%, 6/15/21	No Opt. Call	BBB	2,851,046
1,475	5.000%, 6/15/22	No Opt. Call	BBB	1,548,175
520	5.000%, 6/15/22	No Opt. Call	AA	548,943
6,565	5.000%, 6/15/23	6/22 at 100.00	BBB	6,883,140
4,520	5.000%, 6/15/24	6/22 at 100.00	BBB	4,730,135
8,620	5.000%, 6/15/25	6/22 at 100.00	BBB	9,000,142
6,000	5.000%, 6/15/26	6/22 at 100.00	BBB	6,250,560
795	4.250%, 6/15/27	6/22 at 100.00	BBB	818,055
10,000	New Jersey Economic Development Authority, New Jersey, Transit Transportation Project Revenue Bonds, Series 2020A, 5.000%, 11/01/29	No Opt. Call	Baa1	12,692,200
5,780	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 3.375%, 7/01/30	7/27 at 100.00	Baa3	6,070,778
219

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 10,545	New Jersey Economic Development Authority, Revenue Bonds, Municipal Rehabilitation, Refunding Series 2019A, 5.250%, 4/01/25	No Opt. Call	BBB	12,357,671
5,000	New Jersey Economic Development Authority, Revenue Bonds, New Jersey Transit Corporation Projects Sublease, Refunding Series 2017B, 5.000%, 11/01/21	No Opt. Call	Baa1	5,136,000
26,340	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2015XX, 5.000%, 6/15/21	No Opt. Call	Baa1	26,583,382
17,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2016BBB, 5.000%, 6/15/22	No Opt. Call	Baa1	17,958,120
3,130	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2016AAA, 5.000%, 6/15/26	No Opt. Call	Baa1	3,760,257
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Social Series 2021QQQ:
245	5.000%, 6/15/23	No Opt. Call	Baa1	269,365
300	5.000%, 6/15/24	No Opt. Call	Baa1	341,332
500	5.000%, 6/15/25	No Opt. Call	Baa1	585,926
2,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/21	4/21 at 100.00	Baa1	2,005,540
2,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2012II, 5.000%, 3/01/25	3/22 at 100.00	Baa1	2,080,040
7,005	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2014PP, 5.000%, 6/15/30	6/24 at 100.00	Baa1	7,852,115
2,715	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc Project, Refunding Series 2020B, 1.200%, 11/01/34 (Mandatory Put 6/01/23) (AMT)	No Opt. Call	A+	2,749,535
2,500	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc Project, Refunding Series 2020C, 1.150%, 6/01/23 (AMT)	No Opt. Call	A+	2,523,225
2,835	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc Project, Refunding Series 2020E, 0.850%, 12/01/25 (AMT)	No Opt. Call	A+	2,806,663
545	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University Issue, Series 2007A, 5.250%, 7/01/21 – AGC Insured	No Opt. Call	AA	551,300
5,340	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Term Series 2019B-1, 5.000%, 7/01/43 (Mandatory Put 7/01/24)	4/24 at 100.87	AA-	6,082,153
4,830	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Term Series 2019B-2, 5.000%, 7/01/42 (Mandatory Put 7/01/25)	4/25 at 100.85	AA-	5,673,656
	New Jersey State, General Obligation Bonds, Covid-19 Emergency Series 2020A:
8,035	4.000%, 6/01/23	No Opt. Call	A3	8,659,721
10,050	5.000%, 6/01/24	No Opt. Call	A3	11,459,010
15,000	5.000%, 6/01/25	No Opt. Call	A3	17,655,600
11,390	5.000%, 6/01/26	No Opt. Call	A3	13,767,207
220

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2018A:
$ 14,500	3.000%, 6/15/21	No Opt. Call	A+	14,580,185
2,100	5.000%, 6/15/21	No Opt. Call	A+	2,119,782
14,880	3.000%, 6/15/22	No Opt. Call	A+	15,364,046
1,885	5.000%, 6/15/22	No Opt. Call	A+	1,991,239
3,545	5.000%, 6/15/24	No Opt. Call	A+	4,038,873
5,070	5.000%, 6/15/28	6/26 at 100.00	A+	6,010,688
2,715	5.000%, 6/15/29	6/26 at 100.00	A+	3,191,835
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019A:
5,660	5.000%, 12/15/24	No Opt. Call	Baa1	6,544,998
5,185	5.000%, 12/15/25	No Opt. Call	Baa1	6,168,283
9,780	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB, 5.000%, 6/15/32	12/28 at 100.00	Baa1	12,033,997
1,700	Passaic Valley Sewer Commissioners, New Jersey, Sewer Revenue Bonds, Series 2010G, 5.750%, 12/01/22	No Opt. Call	A2	1,845,758
3,050	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (AMT)	No Opt. Call	BBB	3,229,889
12,020	Somerset County, New Jersey, General Obligation Bonds, Bond Anticpation Notes Series 2020, 4.000%, 9/09/21	No Opt. Call	N/R	12,221,816
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A:
2,395	5.000%, 6/01/22	No Opt. Call	A	2,524,426
1,325	5.000%, 6/01/23	No Opt. Call	A	1,455,420
6,315	5.000%, 6/01/24	No Opt. Call	A	7,189,375
5,850	5.000%, 6/01/25	No Opt. Call	A	6,872,755
10,025	5.000%, 6/01/26	No Opt. Call	A	12,125,338
5,950	5.000%, 6/01/29	6/28 at 100.00	A	7,450,649
3,900	5.000%, 6/01/31	6/28 at 100.00	A-	4,819,425
2,005	4.000%, 6/01/37	6/28 at 100.00	A-	2,290,652
10,110	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 3.200%, 6/01/27	No Opt. Call	BBB	10,371,647
6,795	Toms River Board of Education, Ocean County, New Jersey, General Obligation Bonds, Regional Schools Series 2019, 2.250%, 7/15/28	7/26 at 100.00	AA-	7,138,963
	Union County, New Jersey, General Obligation Bonds, Refunding Series 2017:
6,695	3.000%, 3/01/28	9/25 at 100.00	Aaa	7,299,023
6,105	3.000%, 3/01/29	9/25 at 100.00	Aaa	6,608,418
372,125	Total New Jersey			408,561,749
	New Mexico – 0.8%
11,060	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan and Four Corners Projects, Refunding Series 2016A, 1.875%, 4/01/33 (Mandatory Put 10/01/21)	No Opt. Call	BBB	11,142,950
221

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Mexico (continued)
$ 26,000	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan and Four Corners Projects, Refunding Series 2016B, 1.875%, 4/01/33 (Mandatory Put 10/01/21)	No Opt. Call	BBB	26,195,000
4,000	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan Project, Refunding Series 2010B, 2.125%, 6/01/40 (Mandatory Put 6/01/22)	No Opt. Call	BBB	4,072,680
2,365	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2019D, 2.800%, 7/01/34	1/29 at 100.00	Aaa	2,508,910
6,135	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding & Aquisition Sub-Series 2019A, 5.000%, 11/01/39 (Mandatory Put 5/01/25)	2/25 at 100.73	Aa2	7,163,472
	San Juan County, New Mexico, Gross Receipts Tax Revenue Bonds, Refunding Series 2015A:
1,455	5.000%, 6/15/21	No Opt. Call	A+	1,468,415
1,510	5.000%, 6/15/22	No Opt. Call	A+	1,594,922
1,565	5.000%, 6/15/23	No Opt. Call	A+	1,721,391
1,625	5.000%, 6/15/24	No Opt. Call	A+	1,850,826
1,690	5.000%, 6/15/25	No Opt. Call	A+	1,987,034
1,760	5.000%, 6/15/26	6/25 at 100.00	A+	2,063,776
750	Santa Fe, New Mexico, Retirement Facilities Revenue Bonds, EL Castillo Retirement Residences Project, Series 2019B-2, 2.250%, 5/15/24	11/21 at 100.00	BB+	751,350
1,000	Santa Fe, New Mexico, Retirement Facilities Revenue Bonds, EL Castillo Retirement Residences Project, TEMPS 85 Series 2019B-1, 2.625%, 5/15/25	11/21 at 100.00	BB+	1,003,340
60,915	Total New Mexico			63,524,066
	New York – 9.4%
30,355	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2021B, 5.000%, 3/15/27	No Opt. Call	AA+	37,751,718
1,275	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, Series 2012-1, 5.000%, 7/01/23 (Pre-refunded 1/01/22)	1/22 at 100.00	AA (5)	1,320,926
1,725	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group, Series 2020A, 5.000%, 9/01/27	No Opt. Call	BBB	2,117,196
500	Dormitory Authority of the State of New York, Revenue Bonds, Northwell Healthcare Inc, Series 2019B-3, 5.000%, 5/01/48 (Mandatory Put 5/01/26)	11/25 at 100.00	A-	594,275
500	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2014, 5.000%, 7/01/23	No Opt. Call	A	550,080
	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
1,200	4.000%, 12/01/21, 144A	No Opt. Call	BBB-	1,222,176
1,000	5.000%, 12/01/22, 144A	No Opt. Call	BBB-	1,066,390
2,000	5.000%, 12/01/23, 144A	No Opt. Call	BBB-	2,206,420
	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2020A Forward Delivery:
1,780	5.000%, 7/01/22	No Opt. Call	A1	1,882,670
1,000	5.000%, 7/01/24	No Opt. Call	A1	1,143,450
1,000	5.000%, 7/01/25	No Opt. Call	A1	1,181,090
222

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012A:
$ 5	5.000%, 12/15/21 (ETM)	No Opt. Call	N/R (5)	5,169
13,005	5.000%, 12/15/21	No Opt. Call	AA+	13,445,349
7,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2019D, 5.000%, 2/15/27	No Opt. Call	AA+	9,307,425
18,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2020A Bidding Group 1 thru 5, 5.000%, 3/15/25	No Opt. Call	AA+	21,179,520
3,005	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2021A, 5.000%, 3/15/26	No Opt. Call	AA+	3,644,153
8,790	Long Island Power Authority, New York, Electric System General Revenue Bonds, Notes Series 2021, 1.000%, 9/01/25	9/23 at 100.00	A	8,883,010
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
515	0.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	514,665
700	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	695,772
1,350	0.000%, 6/01/23 – AGM Insured	No Opt. Call	AA	1,330,250
1,045	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2020A, 5.000%, 9/01/25	No Opt. Call	A	1,245,285
1,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012B, 5.000%, 9/01/21	No Opt. Call	A	1,019,650
13,305	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Bond Anticipation Series 2019A, 5.000%, 3/01/22	No Opt. Call	N/R	13,864,874
5,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Climate Bond Certified, Refunding Green Series 2016B-2, 5.000%, 11/15/32	11/26 at 100.00	AA	5,998,850
14,175	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2019B-1, 5.000%, 5/15/22	No Opt. Call	N/R	14,852,140
28,680	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2019D-1, 5.000%, 9/01/22	No Opt. Call	N/R	30,400,800
4,555	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2019F, 5.000%, 11/15/22	No Opt. Call	N/R	4,867,245
45,170	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2020A-2S, 4.000%, 2/01/22	No Opt. Call	N/R	46,400,882
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Green Climate Certified Series 2020E:
1,500	5.000%, 11/15/30	No Opt. Call	A3	1,934,400
2,250	5.000%, 11/15/32	11/30 at 100.00	A3	2,876,400
7,675	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/30	11/22 at 100.00	A3	8,119,843
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2012D:
1,000	5.000%, 11/15/26	11/22 at 100.00	A3	1,064,617
1,545	5.000%, 11/15/29	11/22 at 100.00	A3	1,635,058
223

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B:
$ 2,010	5.000%, 7/01/23	No Opt. Call	A-	2,209,432
1,045	5.000%, 7/01/24	No Opt. Call	A-	1,188,029
650	5.000%, 7/01/25	7/24 at 100.00	A-	742,788
1,000	5.000%, 7/01/26	7/24 at 100.00	A-	1,139,290
1,500	5.000%, 7/01/27	7/24 at 100.00	A-	1,702,710
19,330	Nassau County, New York, General Obligation Bonds, Revenue Anticipation Note Series 2021B, 2.000%, 1/07/22	No Opt. Call	N/R	19,600,889
34,000	Nassau County, New York, General Obligation Bonds, Tax Anticipation Notes Series 2021B, 2.000%, 12/10/21	No Opt. Call	N/R	34,434,639
5,530	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Neighborhood Green Series 2020D-1B, 2.000%, 11/01/35	5/28 at 100.00	AA+	5,481,281
2,020	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Neighborhood Green Series 2020D-2, 0.700%, 5/01/60 (Mandatory Put 11/01/24)	11/22 at 100.00	AA+	2,026,121
	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Neighborhood Series 2018C-2A:
3,500	2.200%, 11/01/21	4/21 at 100.00	AA+	3,501,890
34,540	2.350%, 7/01/22	4/21 at 100.00	AA+	34,562,106
13,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Neighborhood Series 2018L-2, 2.750%, 5/01/50 (Mandatory Put 12/29/23)	12/22 at 100.00	AA+	13,506,090
	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Neighborhood Series 2019A-3A:
3,730	3.450%, 11/01/34	2/27 at 100.00	AA+	4,032,279
2,785	1.125%, 5/01/60 (Mandatory Put 11/01/24)	5/22 at 100.00	AA+	2,803,409
5,510	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Neighborhood Series 2019G-1B, 2.550%, 11/01/34	5/27 at 100.00	AA+	5,672,986
1,330	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, The Churchill School and Center for Learning Disabilities Inc, Short Term Auction Rate Series 1999, 2.250%, 10/01/29 – AGM Insured	No Opt. Call	AA	1,347,915
	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes Revenue Bonds, Queens Baseball Stadium Project, Refunding Series 2021A:
1,000	5.000%, 1/01/24 – AGM Insured	No Opt. Call	AA	1,125,796
1,000	5.000%, 1/01/25 – AGM Insured	No Opt. Call	AA	1,164,450
1,000	5.000%, 1/01/26 – AGM Insured	No Opt. Call	AA	1,200,662
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2021 Subseries A:
25,015	5.000%, 11/01/23	No Opt. Call	AAA	28,075,085
5,870	5.000%, 11/01/24	No Opt. Call	AAA	6,829,980
8,000	5.000%, 11/01/26	No Opt. Call	AAA	9,879,520
13,210	5.000%, 11/01/27	No Opt. Call	AAA	16,666,132
224

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 13,495	New York City, New York, General Obligation Bonds, Fiscal 2008 Series J-4, 5.000%, 8/01/24	No Opt. Call	Aa2	15,512,907
	New York City, New York, General Obligation Bonds, Fiscal 2021 Series A-1:
5,000	5.000%, 8/01/24	No Opt. Call	AA	5,747,650
905	5.000%, 8/01/25	No Opt. Call	AA	1,074,271
10,025	5.000%, 8/01/26	No Opt. Call	AA	12,253,357
12,635	5.000%, 8/01/27	No Opt. Call	AA	15,821,042
5,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 2004A, 2.875%, 5/15/32 (Mandatory Put 7/01/25)	No Opt. Call	A1	5,440,700
50,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 2004B, 3.000%, 5/15/32 (Mandatory Put 7/01/25) (AMT)	No Opt. Call	A1	54,014,500
	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond Certified/Green Bond Series 2018I:
5,020	2.550%, 11/01/22	9/20 at 100.00	Aa2	5,199,917
5,250	2.650%, 5/01/23	4/21 at 100.00	Aa2	5,508,667
3,000	2.700%, 11/01/23	8/22 at 100.00	Aa2	3,180,540
6,480	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond Certified/Sustainability Green Series 2020J, 0.750%, 5/01/25	7/22 at 100.00	Aa2	6,485,962
15,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond Certified/Sustainability Green Series 2020L-2, 0.750%, 11/01/25	1/22 at 100.00	Aa2	15,003,000
8,055	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Refunding Series 2019C, 3.500%, 11/01/34	5/28 at 100.00	Aa2	8,787,199
5,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Refunding Series 2020H, 2.100%, 11/01/35	5/29 at 100.00	Aa2	5,010,950
5,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2018J, 2.500%, 5/01/22	4/21 at 100.00	Aa2	5,005,000
	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2019E:
4,000	1.950%, 5/01/22	4/21 at 100.00	Aa2	4,003,000
2,250	2.100%, 5/01/23	4/21 at 100.00	Aa2	2,251,800
9,435	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 223, 2.650%, 10/01/34	10/28 at 100.00	Aa1	9,841,554
2,400	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 225, 2.000%, 10/01/35	10/29 at 100.00	Aa1	2,408,136
3,460	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 227, 2.100%, 10/01/35	10/29 at 100.00	Aa1	3,468,996
8,490	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 231, 2.200%, 10/01/36	4/30 at 100.00	Aa1	8,521,680
3,015	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2020, 4.000%, 10/01/30 (AMT)	No Opt. Call	Baa3	3,502,646
1,500	Oyster Bay, Nassau County, New York, General Obligation Bonds, Refunding Public Improvement Series 2014B, 5.000%, 8/15/21 – BAM Insured	No Opt. Call	AA	1,524,750
225

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Twenty-Six Series 2021:
$ 3,250	5.000%, 10/15/22 (AMT) (WI/DD, Settling 7/20/21)	No Opt. Call	Aa3	3,439,981
3,200	5.000%, 10/15/23 (AMT) (WI/DD, Settling 7/20/21)	No Opt. Call	Aa3	3,522,652
4,250	5.000%, 10/15/24 (AMT) (WI/DD, Settling 7/20/21)	No Opt. Call	Aa3	4,836,726
10,000	Rochester, New York, General Obligation Bonds, Bond Anticpation Notes Series 2020-III, 3.000%, 6/30/21	No Opt. Call	N/R	10,069,400
	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
500	5.000%, 7/01/25	7/24 at 100.00	A-	571,375
500	5.000%, 7/01/27	7/24 at 100.00	A-	567,570
33,105	Suffolk County, New York, General Obligation Bonds, Tax Anticipation Note Series 2021I, 2.000%, 7/22/21	No Opt. Call	N/R	33,284,422
10,735	Suffolk County, New York, General Obligation Bonds, Tax Anticipation Note Series 2021-II, 2.000%, 8/19/21	No Opt. Call	N/R	10,805,262
12,500	Syosett Central School District, Nassau Countym, New York, General Obligation Bonds, Tax Anticipation Note Series 2020, 2.000%, 6/25/21	No Opt. Call	N/R	12,551,500
2,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Variable Rate Demand Obligation Series 2005B-3 & 2005B-4, 0.387%, 1/01/32 (Mandatory Put 2/01/24) (SOFR *67% reference rate + 0.380%spread) (4)	11/23 at 100.00	AA-	2,499,565
1,200	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Refunding Series 2020A Forward Delivery, 5.000%, 9/01/22	No Opt. Call	A3	1,273,956
	TSASC Inc, New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series A:
3,085	5.000%, 6/01/21	No Opt. Call	A	3,107,150
2,500	5.000%, 6/01/22	No Opt. Call	A	2,632,875
3,335	5.000%, 6/01/23	No Opt. Call	A	3,660,363
1,900	5.000%, 6/01/26	No Opt. Call	A	2,308,766
	Yonkers, New York, General Obligation Bonds, Series 2012C:
2,440	3.000%, 8/15/22	No Opt. Call	A	2,530,085
2,510	3.000%, 8/15/23	No Opt. Call	A	2,660,073
690,605	Total New York			743,105,172
	North Carolina – 1.3%
1,605	Columbus County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Recovery Zone Facility Bonds, International Paper Company Project, Refunding Series 2020A, 1.375%, 5/01/34 (Mandatory Put 6/16/25)	No Opt. Call	BBB	1,640,326
10,800	Mecklenburg County, North Carolina, General Obligation Bonds, School Series 2021A, 5.000%, 3/01/27	No Opt. Call	AAA	13,542,392
1,010	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 2019-42, 2.450%, 7/01/34	7/28 at 100.00	AA+	1,056,531
3,500	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 2020-43, 2.625%, 1/01/35	1/29 at 100.00	AA+	3,677,940
226

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2015A:
$ 3,070	5.000%, 1/01/26	No Opt. Call	A	3,681,267
2,870	5.000%, 1/01/27	1/26 at 100.00	A	3,421,327
36,670	North Carolina State, Limited Obligation Bonds, Series 2020B, 5.000%, 5/01/24	No Opt. Call	AA+	41,909,043
15,585	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Bond Anticipation Bond Senior Lien Series 2020, 5.000%, 2/01/24	No Opt. Call	BBB	17,562,269
13,655	Wake County, North Carolina, General Obligation Bonds, Refunding Series 2016A, 5.000%, 3/01/23	No Opt. Call	AAA	14,925,598
88,765	Total North Carolina			101,416,693
	North Dakota – 0.6%
2,445	Bismarck, Burleigh County, North Dakota, General Obligation Bonds, Refunding & Improvement Series 2020P, 4.000%, 5/01/24	No Opt. Call	Aa1	2,717,251
	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A:
1,115	5.000%, 7/01/21 (ETM)	No Opt. Call	N/R (5)	1,127,008
100	5.000%, 7/01/22 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	101,077
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012:
1,000	4.500%, 12/01/32	12/21 at 100.00	Baa2	1,008,530
5,000	5.000%, 12/01/32	12/21 at 100.00	Baa2	5,071,150
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2017A:
820	5.000%, 12/01/22	No Opt. Call	Baa2	870,381
910	5.000%, 12/01/23	No Opt. Call	Baa2	996,632
1,655	5.000%, 12/01/25	No Opt. Call	Baa2	1,907,189
2,380	5.000%, 12/01/26	No Opt. Call	Baa2	2,801,117
	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Series 2019C:
3,640	2.800%, 7/01/32	7/28 at 100.00	Aa1	3,889,777
1,425	3.000%, 7/01/34	7/28 at 100.00	Aa1	1,515,730
2,500	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Series 2020A, 2.700%, 7/01/35	7/29 at 100.00	Aa1	2,641,125
3,250	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Series 2020B, 2.100%, 7/01/35	1/30 at 100.00	Aa1	3,264,267
	Williston, North Dakota, County-Wide Public Safety Sales Tax Revenue Bonds, Series 2015A:
2,185	4.000%, 7/15/21	No Opt. Call	BBB+	2,204,315
2,275	4.000%, 7/15/22	No Opt. Call	BBB+	2,358,743
2,365	5.000%, 7/15/23	7/22 at 100.00	BBB+	2,497,227
2,485	5.000%, 7/15/24	7/22 at 100.00	BBB+	2,619,588
5,485	5.000%, 7/15/25	7/22 at 100.00	BBB+	5,773,237
227

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	North Dakota (continued)
$ 800	Williston, North Dakota, General Obligation Bonds, Refunding Improvement Series 2014, 4.000%, 5/01/21	No Opt. Call	A+	802,152
41,835	Total North Dakota			44,166,496
	Ohio – 4.0%
	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children's Hospital Medical Center, Improvement & Refunding Series 2012:
2,000	5.000%, 11/15/21	No Opt. Call	AA-	2,057,700
2,655	5.000%, 11/15/22	5/22 at 100.00	AA-	2,792,980
6,000	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Series 2017A, 5.000%, 8/01/21	No Opt. Call	AA-	6,090,720
20,010	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Series 2017B, 5.000%, 8/01/47 (Mandatory Put 5/05/22)	No Opt. Call	AA-	21,010,500
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1:
4,000	5.000%, 6/01/27	No Opt. Call	A	4,923,720
11,375	5.000%, 6/01/28	No Opt. Call	A	14,297,010
15,850	5.000%, 6/01/29	No Opt. Call	A	20,288,634
7,680	5.000%, 6/01/30	No Opt. Call	A	9,986,995
6,205	5.000%, 6/01/31	6/30 at 100.00	A-	8,010,841
6,740	5.000%, 6/01/32	6/30 at 100.00	A-	8,644,657
2,145	5.000%, 6/01/33	6/30 at 100.00	A-	2,730,242
6,265	5.000%, 6/01/34	6/30 at 100.00	A-	7,938,068
13,740	5.000%, 6/01/35	6/30 at 100.00	A-	17,329,850
2,745	5.000%, 6/01/36	6/30 at 100.00	A-	3,440,446
2,000	4.000%, 6/01/37	6/30 at 100.00	A-	2,323,860
1,000	4.000%, 6/01/38	6/30 at 100.00	A-	1,154,690
1,000	4.000%, 6/01/39	6/30 at 100.00	A-	1,149,540
	Chillicothe, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated Group Project, Refunding & Improvement Series 2017:
1,000	5.000%, 12/01/21	No Opt. Call	A-	1,029,400
1,000	5.000%, 12/01/22	No Opt. Call	A-	1,073,400
1,225	5.000%, 12/01/24	No Opt. Call	A-	1,410,551
1,000	5.000%, 12/01/25	No Opt. Call	A-	1,185,470
1,000	Cleveland, Ohio, Water Revenue Bonds, Series 2020FF, 5.000%, 1/01/28	No Opt. Call	AA+	1,272,420
5,290	Columbus, Ohio, General Obligation Bonds, Various Purpose Series 2018A, 5.000%, 4/01/30	10/28 at 100.00	AAA	6,825,264
1,000	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/21	No Opt. Call	Ba2	1,007,130
1,000	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Bonds, Columbus City & Franklin County Lessees, Refunding Anticipation Series 2014, 5.000%, 12/01/23 (ETM)	No Opt. Call	Aa1 (5)	1,127,630
4,500	Franklin County, Ohio, Revenue Bonds, CHE Trinity Health Credit Group, Variable Rate Demand Obligation Series 2013, 0.100%, 12/01/46 (Mandatory Put 5/03/21)	5/20 at 100.00	AA-	4,499,965
228

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children's Hospital Medical Center, Refunding Series 2014S:
$ 1,170	5.000%, 5/15/21	No Opt. Call	AA	1,176,166
340	5.000%, 5/15/22	No Opt. Call	AA	357,826
1,040	5.000%, 5/15/23	No Opt. Call	AA	1,141,410
1,700	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/23	No Opt. Call	AA+	1,841,559
5,120	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/21 (7)	No Opt. Call	N/R	6,400
4,385	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (7)	No Opt. Call	N/R	5,481
35,230	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (7)	No Opt. Call	N/R	44,038
1,015	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (7)	No Opt. Call	N/R	1,269
35	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005B, 3.125%, 1/01/34 (7)	No Opt. Call	N/R	44
2,525	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33 (7)	No Opt. Call	N/R	3,156
10,660	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2005A, 2.100%, 1/01/29 (Mandatory Put 10/01/24) (AMT)	No Opt. Call	BBB+	11,084,801
13,950	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2005B, 2.100%, 7/01/28 (Mandatory Put 10/01/24) (AMT)	No Opt. Call	BBB+	14,513,719
1,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2005D, 2.100%, 10/01/28 (Mandatory Put 10/01/24) (AMT)	No Opt. Call	BBB+	1,040,310
13,260	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2007A, 2.500%, 8/01/40 (Mandatory Put 10/01/29) (AMT)	No Opt. Call	BBB+	14,325,308
10,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2007B, 2.500%, 11/01/42 (Mandatory Put 10/01/29) (AMT)	No Opt. Call	BBB+	10,807,900
2,205	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2014A, 2.400%, 12/01/38 (Mandatory Put 10/01/29)	10/24 at 100.00	BBB+	2,325,106
10,860	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2014B, 2.600%, 6/01/41 (Mandatory Put 10/01/29) (AMT)	10/24 at 100.00	BBB+	11,476,631
1,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2014C, 2.100%, 12/01/27 (Mandatory Put 10/01/24) (AMT)	No Opt. Call	BBB+	1,041,010
229

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 6,600	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2014D, 1.900%, 5/01/26 (Mandatory Put 10/01/24)	No Opt. Call	BBB+	6,857,862
920	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC Project, Series 2017, 3.750%, 1/15/28, 144A (AMT)	No Opt. Call	N/R	998,660
2,450	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2019A, 3.500%, 9/01/34	3/28 at 100.00	Aaa	2,595,996
4,125	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2019B, 2.800%, 9/01/34	9/28 at 100.00	Aaa	4,396,714
2,060	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2020A, 2.500%, 9/01/35	3/29 at 100.00	Aaa	2,125,405
3,000	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2021A, 2.050%, 9/01/36 (WI/DD, Settling 4/22/21)	3/30 at 100.00	Aaa	3,019,374
3,505	Ohio State, General Obligation Bonds, Common Schools Series 2013B, 4.250%, 6/15/31 (Pre-refunded 6/15/21)	6/21 at 100.00	AA+ (5)	3,533,408
6,525	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011A, 5.000%, 9/15/21	No Opt. Call	AA+	6,667,898
17,630	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2018C, 5.000%, 1/15/42 (Mandatory Put 9/15/21)	No Opt. Call	A	17,985,597
26,000	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2018D, 5.000%, 1/15/39 (Mandatory Put 9/15/23)	No Opt. Call	A	28,878,200
3,315	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Generating Corporation Project, Refunding Series 2006A, 3.000%, 5/15/49 (7)	No Opt. Call	N/R	4,144
5,380	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (7)	No Opt. Call	N/R	6,725
1,175	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2008B, 3.625%, 10/01/33 (7)	No Opt. Call	N/R	1,469
7,135	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2010A, 3.750%, 7/01/33 (7)	No Opt. Call	N/R	8,919
120	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2010C, 4.000%, 6/01/33 (7)	No Opt. Call	N/R	150
2,245	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (7)	No Opt. Call	N/R	2,806
	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2020B:
1,560	5.000%, 6/01/25	No Opt. Call	AAA	1,851,002
7,410	5.000%, 12/01/26	No Opt. Call	AAA	9,218,188
345,075	Total Ohio			312,946,334
	Oklahoma – 2.8%
	Bryan County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Durant Public Schools Project, Refunding Series 2020:
760	4.000%, 12/01/22	No Opt. Call	A	805,874
665	4.000%, 12/01/24	No Opt. Call	A	745,139
230

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
	Bryan County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Durant Public Schools Project, Series 2020:
$ 635	4.000%, 9/01/23	No Opt. Call	A	688,765
1,195	4.000%, 9/01/25	No Opt. Call	A	1,363,172
1,600	2.000%, 9/01/27	No Opt. Call	A	1,675,632
3,910	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2017, 4.000%, 9/01/24	No Opt. Call	AA-	4,382,602
6,505	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2016, 5.000%, 6/01/23	No Opt. Call	A+	7,092,792
1,250	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Noble Public Schools Project, Series 2017, 5.000%, 9/01/29	9/27 at 100.00	A	1,545,437
	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2019:
2,090	5.000%, 6/01/21	No Opt. Call	A+	2,104,588
2,850	5.000%, 6/01/22	No Opt. Call	A+	2,996,547
3,955	5.000%, 6/01/24	No Opt. Call	A+	4,458,986
3,220	5.000%, 6/01/25	No Opt. Call	A+	3,738,291
1,000	Comanche County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Elgin Public Schools Project, Series 2017A, 5.000%, 12/01/24	No Opt. Call	A	1,141,360
2,085	Garfield County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Enid Public Schools Project, Series 2016A, 5.000%, 9/01/26	No Opt. Call	A	2,551,831
	Garvin County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Wynnewood Public Schools Project, Series 2018:
385	5.000%, 9/01/24	No Opt. Call	A-	434,203
310	5.000%, 9/01/25	No Opt. Call	A-	359,147
200	5.000%, 9/01/26	No Opt. Call	A-	237,426
450	5.000%, 9/01/27	No Opt. Call	A-	545,225
510	5.000%, 9/01/29	9/28 at 100.00	A-	646,078
350	5.000%, 9/01/30	9/28 at 100.00	A-	441,354
1,100	5.000%, 9/01/31	9/28 at 100.00	A-	1,382,205
300	5.000%, 9/01/32	9/28 at 100.00	A-	375,612
	Grady County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Minco Public Schools Project, Series 2018:
1,305	5.000%, 9/01/31	9/28 at 100.00	A-	1,639,798
1,000	5.000%, 9/01/32	9/28 at 100.00	A-	1,252,040
1,195	5.000%, 9/01/33	9/28 at 100.00	A-	1,489,974
	Grady County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Tuttle Public Schools Project, Series 2019:
615	4.000%, 9/01/25	No Opt. Call	A+	698,117
685	4.000%, 9/01/27	No Opt. Call	A+	803,361
650	4.000%, 9/01/29	No Opt. Call	A+	780,683
4,395	Kay County Public Buildings Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Ponca City Public Schools Project, Series 2016, 5.000%, 9/01/21	No Opt. Call	A-	4,477,714
231

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
	McClain County Economic Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Blanchard Public Schools Project, Series 2019:
$ 415	4.000%, 9/01/21	No Opt. Call	A	421,217
535	4.000%, 9/01/22	No Opt. Call	A	560,878
460	4.000%, 9/01/23	No Opt. Call	A	496,874
485	4.000%, 9/01/24	No Opt. Call	A	536,492
920	4.000%, 9/01/25	No Opt. Call	A	1,037,953
1,430	4.000%, 9/01/26	No Opt. Call	A	1,641,054
600	4.000%, 9/01/27	No Opt. Call	A	697,236
675	4.000%, 9/01/28	No Opt. Call	A	794,813
615	4.000%, 9/01/29	No Opt. Call	A	731,684
	Okarche Economic Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Okarche Public Schools Project, Series 2016:
1,035	5.000%, 9/01/21	No Opt. Call	A-	1,054,479
1,100	5.000%, 9/01/27	9/26 at 100.00	A-	1,334,817
1,125	5.000%, 9/01/28	9/26 at 100.00	A-	1,361,059
	Oklahoma City, Oklahoma, General Obligation Bonds, Refunding Series 2021:
6,140	2.000%, 3/01/23 (WI/DD, Settling 5/18/21)	No Opt. Call	AAA	6,356,059
4,640	2.000%, 3/01/24 (WI/DD, Settling 5/18/21)	No Opt. Call	AAA	4,858,402
	Oklahoma County Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Jones Public Schools Project, Series 2020:
590	4.000%, 9/01/26	No Opt. Call	BBB+	674,417
1,000	4.000%, 9/01/27	No Opt. Call	BBB+	1,160,070
1,000	4.000%, 9/01/28	No Opt. Call	BBB+	1,173,660
1,000	4.000%, 9/01/29	No Opt. Call	BBB+	1,184,540
1,000	4.000%, 9/01/30	No Opt. Call	BBB+	1,195,050
1,000	4.000%, 9/01/31	9/30 at 100.00	BBB+	1,188,790
1,000	4.000%, 9/01/32	9/30 at 100.00	BBB+	1,183,440
	Oklahoma County Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Midwest City-Del City Public Schools Project, Series 2018:
1,500	5.000%, 10/01/21	No Opt. Call	A+	1,534,785
445	5.000%, 10/01/22	No Opt. Call	A+	476,114
	Oklahoma County Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Western Heights Public Schools Project, Series 2018A:
1,275	5.000%, 9/01/23	No Opt. Call	A+	1,412,776
3,155	5.000%, 9/01/24	No Opt. Call	A+	3,618,627
232

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B:
$ 600	5.000%, 8/15/22	No Opt. Call	Baa3	629,928
2,295	5.000%, 8/15/24	No Opt. Call	Baa3	2,587,475
1,895	5.000%, 8/15/25	No Opt. Call	Baa3	2,195,452
1,000	5.000%, 8/15/26	No Opt. Call	Baa3	1,187,650
3,650	5.000%, 8/15/27	No Opt. Call	Baa3	4,426,063
1,000	5.000%, 8/15/28	No Opt. Call	Baa3	1,233,900
5,655	Oklahoma Development Finance Authority, Limited Obligation Revenue Bonds, Gilcrease Expressway West Project, Series 2020, 1.625%, 7/06/23 (AMT)	6/22 at 100.00	Baa2	5,683,162
1,970	Oklahoma Development Finance Authority, Solid Waste Disposal Revenue Bonds, Series 2004A, 2.375%, 12/01/21	No Opt. Call	A-	1,997,127
480	Oklahoma Housing Finance Agency, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2020A, 2.650%, 9/01/35	3/29 at 100.00	Aaa	500,467
745	Pontotoc County Educational Facilities Authority, Oklahoma, Facilities Lease Revenue Bonds, Ada Public Schools Project, Series 2014, 5.000%, 9/01/21	No Opt. Call	A-	759,021
	Rogers County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Verdigris Public Schools Project, Series 2018:
1,780	3.000%, 9/01/22	No Opt. Call	A+	1,847,604
5,255	4.000%, 9/01/24	No Opt. Call	A+	5,839,146
	Rogers County Industrial Development Authority, Oklahoma, Capital Improvement Revenue Bonds, Refunding Series 2017:
765	3.000%, 4/01/21	No Opt. Call	N/R	765,000
800	3.000%, 4/01/22	No Opt. Call	N/R	818,896
825	3.000%, 4/01/23	No Opt. Call	N/R	862,579
850	3.000%, 4/01/24	No Opt. Call	N/R	902,249
725	4.000%, 4/01/25	No Opt. Call	N/R	805,134
770	4.000%, 4/01/26	4/25 at 100.00	N/R	848,886
715	4.000%, 4/01/27	4/25 at 100.00	N/R	781,767
	Sand Springs Municipal Authority, Oklahoma, Utility System Revenue Bonds, Refunding Series 2020:
400	3.000%, 11/01/31	11/28 at 100.00	Aa3	441,364
500	3.000%, 11/01/32	11/28 at 100.00	Aa3	549,210
530	3.000%, 11/01/33	11/28 at 100.00	Aa3	579,597
645	Stillwater Utilities Authority, Oklahoma, Utility System and Sales Tax Revenue Bonds, Series 2014A, 5.000%, 10/01/21	No Opt. Call	AA-	660,280
	Texas County Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Guymon Public Schools Project, Series 2018:
1,060	4.000%, 12/01/21	No Opt. Call	A	1,085,663
885	4.000%, 12/01/23	No Opt. Call	A	959,057
1,100	5.000%, 12/01/25	No Opt. Call	A	1,290,839
1,785	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2012, 4.000%, 9/01/22	No Opt. Call	AA-	1,880,408
233

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2016:
$ 1,095	5.000%, 9/01/22	No Opt. Call	AA-	1,168,891
6,740	5.000%, 9/01/23	No Opt. Call	AA-	7,504,451
	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2019A:
8,175	5.000%, 9/01/27	No Opt. Call	AA-	10,158,664
10,180	5.000%, 9/01/28	No Opt. Call	AA-	12,903,150
	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Glenpool Public Schools Project, Series 2017A:
570	5.000%, 9/01/22	No Opt. Call	A+	607,791
765	5.000%, 9/01/23	No Opt. Call	A+	847,865
600	5.000%, 9/01/24	No Opt. Call	A+	687,516
1,280	5.000%, 9/01/25	No Opt. Call	A+	1,510,630
	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Jenks Public Schools Project, Series 2015:
2,185	5.000%, 9/01/21	No Opt. Call	AA-	2,227,935
2,010	5.000%, 9/01/22	No Opt. Call	AA-	2,145,635
	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Owasso Public Schools Project, Series 2018:
1,650	5.000%, 9/01/21	No Opt. Call	A+	1,681,878
1,510	5.000%, 9/01/22	No Opt. Call	A+	1,610,113
1,050	5.000%, 9/01/23	No Opt. Call	A+	1,163,736
	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Sand Springs Public Schools Project, Series 2019:
325	5.000%, 9/01/21	No Opt. Call	A	331,185
725	5.000%, 9/01/25	No Opt. Call	A	853,564
500	4.000%, 9/01/26	No Opt. Call	A	577,200
630	5.000%, 9/01/26	No Opt. Call	A	755,887
1,005	5.000%, 9/01/27	No Opt. Call	A	1,242,552
1,500	Tulsa Public Facilities Authority, Oklahoma, Capital Improvement Revenue Bonds, Series 2020, 3.000%, 5/01/24	No Opt. Call	AA-	1,614,525
30,465	Tulsa, Oklahoma, General Obligation Bonds, Refunding Series 2021A, 0.750%, 2/01/23	No Opt. Call	Aa1	30,758,460
	Wagoner County School Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Wagoner Public Schools Project, Series 2019:
910	4.000%, 9/01/21	No Opt. Call	A-	923,441
1,450	4.000%, 9/01/27	No Opt. Call	A-	1,663,875
300	4.000%, 9/01/28	No Opt. Call	A-	346,638
234

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
	Weatherford Industrial Trust Educational, Oklahoma, Facilities Lease Revenue Bonds, Weatherford Public Schools Project, Series 2019:
$ 1,200	5.000%, 3/01/23	No Opt. Call	A-	1,298,208
1,300	5.000%, 3/01/25	No Opt. Call	A-	1,500,590
1,725	5.000%, 3/01/27	No Opt. Call	A-	2,094,857
196,835	Total Oklahoma			217,836,400
	Oregon – 1.0%
	Benton and Linn Counties District School District 509J Corvallis, Oregon, General Obligation Bonds, Series 2018A:
1,825	5.000%, 6/15/21	No Opt. Call	AA+	1,842,337
1,745	5.000%, 6/15/22	No Opt. Call	AA+	1,846,158
1,785	5.000%, 6/15/23	No Opt. Call	AA+	1,972,086
2,315	5.000%, 6/15/24	No Opt. Call	AA+	2,656,578
1,305	5.000%, 6/15/25	No Opt. Call	AA+	1,549,244
1,085	5.000%, 6/15/26	No Opt. Call	AA+	1,329,516
1,000	5.000%, 6/15/27	No Opt. Call	AA+	1,259,330
	Clackamas and Washington Counties School District 3JT, Oregon, General Obligation Bonds, Refunding Series 2015:
11,045	5.000%, 6/15/25	No Opt. Call	AA+	13,112,182
5,000	5.000%, 6/15/26	6/25 at 100.00	AA+	5,933,500
500	Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Rose Villa Inc, Series 2020B-2, 2.750%, 11/15/25	11/21 at 100.00	N/R	503,355
	Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Series 2017B:
2,330	5.000%, 6/15/27	No Opt. Call	AA+	2,929,416
2,020	5.000%, 6/15/28	6/27 at 100.00	AA+	2,532,433
	Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Series 2018:
1,400	4.000%, 6/15/23	No Opt. Call	Aa1	1,515,780
1,000	5.000%, 6/15/25	No Opt. Call	Aa1	1,185,790
1,720	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Adventist Health System/West, Refunding Variable Rate Series 2019, 5.000%, 3/01/40 (Mandatory Put 3/01/25)	9/24 at 100.00	A+	1,956,517
7,500	Oregon Business Development Commission, Economic Development Revenue Bonds, Intel Corporation Project, 250 Series 2019, 5.000%, 3/01/49 (Mandatory Put 3/01/22) (AMT)	No Opt. Call	A+	7,808,700
12,000	Oregon Health and Science University, Revenue Bonds, Series 2019B-2, 5.000%, 7/01/42 (Mandatory Put 2/01/25)	11/24 at 100.00	AA-	13,606,320
11,400	Oregon State Business Development Commission, Recovery Zone Facility Revenue Bonds, Intel Corporation Project, 232 Series 2010, 2.400%, 12/01/40 (Mandatory Put 8/14/23)	No Opt. Call	A+	11,926,110
235

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oregon (continued)
$ 1,385	Oregon State, General Obligation Bonds, Article XI-Q State Projects Series 2020C, 5.000%, 5/01/21	No Opt. Call	AA+	1,389,917
68,360	Total Oregon			76,855,269
	Pennsylvania – 4.6%
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny Health Network Obligated Group Issue, Series 2018A:
1,170	5.000%, 4/01/22	No Opt. Call	A	1,222,814
1,405	5.000%, 4/01/23	No Opt. Call	A	1,531,914
2,415	5.000%, 4/01/24	No Opt. Call	A	2,730,785
2,520	5.000%, 4/01/25	No Opt. Call	A	2,940,487
2,000	5.000%, 4/01/26	No Opt. Call	A	2,403,180
4,360	5.000%, 4/01/27	No Opt. Call	A	5,369,820
765	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018, 5.000%, 5/01/23, 144A	No Opt. Call	Baa3	822,605
4,865	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008A, 2.700%, 4/01/35 (7)	No Opt. Call	N/R	6,081
5,055	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (7)	No Opt. Call	N/R	6,319
	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Tower Health Project, Series 2017:
2,405	5.000%, 11/01/25	No Opt. Call	BB-	2,611,950
5,110	5.000%, 11/01/26	No Opt. Call	BB-	5,593,866
3,965	5.000%, 11/01/27	No Opt. Call	BB-	4,364,593
1,925	5.000%, 11/01/28	11/27 at 100.00	BB-	2,087,971
1,475	5.000%, 11/01/29	11/27 at 100.00	BB-	1,584,047
2,240	4.000%, 11/01/31	11/27 at 100.00	BB-	2,262,221
2,950	4.000%, 11/01/32	11/27 at 100.00	BB-	2,969,647
600	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2020A, 5.000%, 2/01/25	No Opt. Call	BB-	645,429
4,205	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2020B-1, 5.000%, 2/01/40 (Mandatory Put 2/01/25)	8/24 at 101.73	BB-	4,510,956
10,000	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2020B-2, 5.000%, 2/01/40 (Mandatory Put 2/01/27)	8/26 at 101.63	BB-	10,898,300
2,500	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2020B-3, 5.000%, 2/01/40 (Mandatory Put 2/01/30)	8/29 at 101.50	BB-	2,778,175
1,000	Capital Region Water, Pennsylvania, Water Revenue Bonds, Series 2018, 5.000%, 7/15/25	No Opt. Call	A+	1,165,050
2,125	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Pennsylvania-American Water Company Project, Refunding Series 2019, 2.450%, 12/01/39 (Mandatory Put 12/03/29) (AMT)	12/29 at 100.00	A+	2,255,284
236

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Commonwealth Financing Authority, Pennsylvania, Revenue Bonds, Refunding Forward Delivery Series 2020A:
$ 1,500	5.000%, 6/01/24	No Opt. Call	A1	1,706,250
2,820	5.000%, 6/01/25	No Opt. Call	A1	3,311,639
3,000	5.000%, 6/01/26	No Opt. Call	A1	3,621,060
	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018:
2,050	5.000%, 6/01/21	No Opt. Call	A1	2,064,596
2,145	5.000%, 6/01/22	No Opt. Call	A1	2,258,256
2,530	5.000%, 6/01/23	No Opt. Call	A1	2,775,208
3,205	5.000%, 6/01/24	No Opt. Call	A1	3,644,598
5,660	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2020B, 5.000%, 4/01/43 (Mandatory Put 2/15/27)	8/26 at 100.00	AA-	6,912,105
10,205	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2020C, 5.000%, 4/01/43 (Mandatory Put 4/01/30)	10/29 at 100.00	AA-	13,163,327
13,475	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016A, 1.800%, 9/01/29 (Mandatory Put 9/01/22)	No Opt. Call	A1	13,746,656
9,025	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016B, 1.800%, 2/15/27 (Mandatory Put 8/15/22)	No Opt. Call	A1	9,201,258
	Lower Merion School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2019:
2,660	4.000%, 11/15/29	11/27 at 100.00	Aaa	3,192,559
4,480	4.000%, 11/15/30	11/27 at 100.00	Aaa	5,335,322
	Lower Merion School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2021:
3,295	5.000%, 11/15/25	No Opt. Call	Aaa	3,977,304
3,525	5.000%, 11/15/26	No Opt. Call	Aaa	4,381,874
8,065	Luzerne County Industrial Development Authority, Pennsylvania, Revenue Bonds, Pennsylvania-American Water Company Project, Refunding Series 2019, 2.450%, 12/01/39 (Mandatory Put 12/03/29) (AMT)	12/29 at 100.00	A+	8,633,421
	Manheim Township School District, Lancaster County, Pennsylvania, General Obligation Bonds, Series 2020:
1,000	4.000%, 2/01/26	No Opt. Call	Aa2	1,159,980
1,000	4.000%, 2/01/27	No Opt. Call	Aa2	1,185,130
3,450	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/23 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (5)	3,641,026
504	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 1.250%, 12/31/23	5/21 at 100.00	N/R	126,042
170	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 1.250%, 12/31/23 (cash 5.000%, PIK 5.000%)	No Opt. Call	N/R	42,510
237

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 5,945	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40 (7)	No Opt. Call	N/R	7,431
3,565	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41 (7)	No Opt. Call	N/R	4,456
9,020	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Project, Series 2009, 2.800%, 12/01/33 (Mandatory Put 12/01/21)	No Opt. Call	A-	9,170,273
3,805	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Association of Independent Colleges & Universities of Pennsylvania Financing Program, York College Project, Series 2014T-3, 2.850%, 5/01/34 (Mandatory Put 5/01/21)	No Opt. Call	A-	3,809,946
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Association of Independent Colleges and Universities of Pennsylvania Financing Program-Messiah College Project, Series 2001-14:
1,655	2.200%, 11/01/31 (Pre-refunded 11/01/21) (Mandatory Put 11/01/21)	11/21 at 100.00	A- (5)	1,673,999
3,500	2.720%, 11/01/31 (Pre-refunded 5/01/21) (Mandatory Put 5/01/21)	5/21 at 100.00	A- (5)	3,506,370
1,270	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-122, 3.250%, 10/01/28	4/26 at 100.00	AA+	1,369,251
5,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-124B, 3.200%, 10/01/32	10/26 at 100.00	AA+	5,302,600
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-125A:
3,390	3.000%, 4/01/27 (AMT)	No Opt. Call	AA+	3,683,201
3,345	3.050%, 10/01/27 (AMT)	4/27 at 100.00	AA+	3,630,663
8,830	3.400%, 10/01/32 (AMT)	4/27 at 100.00	AA+	9,483,508
1,025	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-128A, 3.650%, 10/01/32 (AMT)	10/27 at 100.00	AA+	1,097,796
2,555	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-129, 2.950%, 10/01/34	10/28 at 100.00	AA+	2,694,426
7,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-130A, 2.500%, 10/01/34	10/28 at 100.00	AA+	7,253,750
4,850	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2020-132A, 2.300%, 10/01/35	10/29 at 100.00	AA+	4,979,737
6,285	Pennsylvania Intergovernmental Cooperative Authority, Special Tax Revenue Bonds, Philadelphia Funding Program, Refunding Series 2020 Forward Delivery, 5.000%, 6/15/21	No Opt. Call	AAA	6,343,199
4,505	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Series 2019 Forward Delivery, 5.000%, 12/01/23	No Opt. Call	A1	5,078,937
238

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2016B-2:
$ 2,405	5.000%, 6/01/21	No Opt. Call	A3	2,421,979
15,175	5.000%, 6/01/22	No Opt. Call	A3	15,955,298
23,675	5.000%, 6/01/23	No Opt. Call	A3	25,921,284
12,500	5.000%, 6/01/24	No Opt. Call	A3	14,176,625
8,095	5.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	9,290,389
5,680	5.000%, 6/01/25	No Opt. Call	A3	6,606,862
4,265	5.000%, 6/01/29	6/26 at 100.00	A3	5,115,441
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Saint Joseph?s University Project, Refunding Series 2020C Forward Delivery:
540	4.000%, 11/01/24	No Opt. Call	A-	598,396
1,000	5.000%, 11/01/25	No Opt. Call	A-	1,177,220
850	5.000%, 11/01/26	No Opt. Call	A-	1,025,916
1,000	5.000%, 11/01/27	No Opt. Call	A-	1,233,600
1,000	5.000%, 11/01/28	No Opt. Call	A-	1,256,620
1,000	5.000%, 11/01/29	No Opt. Call	A-	1,276,750
	Philadelphia School District, Pennsylvania, General Obligation Bonds, Refunding Series 2020 Forward Delivery:
5,000	5.000%, 9/01/21	No Opt. Call	A+	5,096,150
3,000	5.000%, 9/01/22	No Opt. Call	A+	3,198,030
7,180	Philadelphia School District, Pennsylvania, General Obligation Bonds, Tax & Revenue Anticipation Note Series 2020-21A, 4.000%, 6/30/21	No Opt. Call	N/R	7,249,000
7,470	Philadelphia, Pennsylvania, Tax and Revenue Anticipation Notes, Series A of 2020-2021, 4.000%, 6/30/21	No Opt. Call	N/R	7,542,160
	Pittsburgh Public Parking Authority, Pennsylvania, Parking System Revenue Bonds, Refunding Series 2015A:
1,365	5.000%, 12/01/21 (ETM)	No Opt. Call	N/R (5)	1,408,083
460	5.000%, 12/01/21	No Opt. Call	A+	473,373
420	5.000%, 12/01/22 (ETM)	No Opt. Call	N/R (5)	453,230
810	5.000%, 12/01/22	No Opt. Call	A+	867,362
2,285	Quakertown General Authority Health Facilities Revenue USDA Loan Anticipation Notes and Revenue Bonds for LifeQuest Obligated Group, Pennsylvania, Series 2017A, 3.125%, 7/01/21	4/21 at 100.00	N/R	2,274,603
1,930	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016, 3.375%, 6/01/26	No Opt. Call	BB+	1,957,889
2,555	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5309 Fixed Guideway Modernization Formula Funds, Series 2011, 5.000%, 6/01/23	No Opt. Call	AA-	2,816,606
1,290	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5337 State of Good Repair Formula Program Funds, Refunding Series 2017, 5.000%, 6/01/24	No Opt. Call	AA-	1,473,038
239

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Washington County Industrial Development Authority, Pennsylvania, College Revenue Bonds, AICUP Financing Program-Washington and Jefferson College Project, Series 2017-PP5:
$ 1,045	5.000%, 11/01/21	No Opt. Call	A-	1,071,825
2,410	5.000%, 11/01/22	No Opt. Call	A-	2,578,025
2,530	5.000%, 11/01/23	No Opt. Call	A-	2,802,203
2,665	5.000%, 11/01/24	No Opt. Call	A-	3,037,567
2,550	5.000%, 11/01/25	No Opt. Call	A-	2,989,442
3,295	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.625%, 1/01/32 (Pre-refunded 1/01/22)	1/22 at 100.00	A1 (5)	3,428,645
600	Westmoreland County Industrial Development Authority, Pennsylvania, Revenue Bonds, Excela Health Project, Series 2020A, 4.000%, 7/01/22	No Opt. Call	Baa1	622,416
1,170	Williamsport Sanitary Authority, Lycoming County, Pennsylvania, Sewer Revenue Bonds, Series 2021, 5.000%, 1/01/22 – BAM Insured	No Opt. Call	AA	1,211,797
351,579	Total Pennsylvania			362,538,982
	Puerto Rico – 1.8%
5,945	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.125%, 7/01/24	No Opt. Call	CCC	6,509,478
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
8,005	5.250%, 7/01/24	7/22 at 100.00	CCC	8,445,275
4,375	4.250%, 7/01/25	7/22 at 100.00	CCC	4,558,356
1,000	5.250%, 7/01/29	7/22 at 100.00	CCC	1,055,000
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
17,664	0.000%, 7/01/24	No Opt. Call	N/R	16,600,627
29,865	0.000%, 7/01/27	No Opt. Call	N/R	26,201,162
13,465	0.000%, 7/01/29	7/28 at 98.64	N/R	11,106,201
34,360	0.000%, 7/01/31	7/28 at 91.88	N/R	26,340,033
38,601	0.000%, 7/01/33	7/28 at 86.06	N/R	27,448,013
13,212	4.500%, 7/01/34	7/25 at 100.00	N/R	14,285,343
105	0.000%, 7/01/46	7/28 at 41.38	N/R	32,174
166,597	Total Puerto Rico			142,581,662
	Rhode Island – 0.1%
1,360	Rhode Island Economic Development Corporation, Airport Revenue Bonds, Refunding Series 2013B, 5.000%, 7/01/21	No Opt. Call	A-	1,374,579
4,000	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, 2019 Series 70, 2.800%, 10/01/34	10/28 at 100.00	AA+	4,228,120
2,595	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bonds, Series 73-A, 2.100%, 10/01/35	10/29 at 100.00	AA+	2,615,890
240

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Rhode Island (continued)
$ 1,120	Rhode Island Housing and Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Series 2020-72A, 2.300%, 10/01/35	10/29 at 100.00	AA+	1,148,190
9,075	Total Rhode Island			9,366,779
	South Carolina – 2.0%
30,000	Beaufort County School District, South Carolina, General Obligation Bonds, Tax Anticipation Notes Series 2021, 3.000%, 6/30/21	No Opt. Call	N/R	30,216,480
	Florence County, South Carolina, General Obligation Bonds, Series 2021:
15,670	5.000%, 6/01/24	No Opt. Call	Aa2	17,962,740
16,940	5.000%, 6/01/25	No Opt. Call	Aa2	20,084,615
17,410	5.000%, 6/01/26	No Opt. Call	Aa2	21,289,862
18,965	5.000%, 6/01/27	No Opt. Call	Aa2	23,834,251
	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Building Equity Sooner Series 2012:
3,385	5.000%, 12/01/21	No Opt. Call	AA	3,494,573
4,960	5.000%, 12/01/22	No Opt. Call	AA	5,360,173
1,040	Lexington County Health Services District, Inc, South Carolina, Hospital Revenue Bonds, Refunding Series 2011, 5.000%, 11/01/22	11/21 at 100.00	A1	1,067,674
350	Lexington County Health Services District, Inc, South Carolina, Hospital Revenue Bonds, Refunding Series 2017, 5.000%, 11/01/26	No Opt. Call	A1	428,792
4,285	Patriots Energy Group Financing Agency, South Carolina, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 10/01/48 (Mandatory Put 2/01/24)	11/23 at 100.30	Aa2	4,678,620
1,090	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2019B, 2.650%, 7/01/34	1/29 at 100.00	Aaa	1,139,039
2,970	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2020B, 2.000%, 7/01/35	1/30 at 100.00	Aaa	2,968,277
	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, FMU Student Housing LLC - Francis Marion University Project, Series 2014A:
1,020	5.000%, 8/01/22	No Opt. Call	Baa3	1,046,316
1,035	5.000%, 8/01/24	No Opt. Call	Baa3	1,118,773
4,595	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Bon Secours Mercy Health, Inc, Series 2020B, 5.000%, 12/01/48 (Mandatory Put 10/01/25)	No Opt. Call	AA-	5,425,408
	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2013A:
1,450	5.250%, 8/01/24 (Pre-refunded 8/01/23)	8/23 at 100.00	N/R (5)	1,618,838
2,850	5.250%, 8/01/25 (Pre-refunded 8/01/23)	8/23 at 100.00	N/R (5)	3,181,854
3,505	5.250%, 8/01/26 (Pre-refunded 8/01/23)	8/23 at 100.00	N/R (5)	3,913,122
2,000	5.000%, 8/01/27 (Pre-refunded 8/01/23)	8/23 at 100.00	N/R (5)	2,221,300
1,765	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/21	No Opt. Call	A	1,819,874
1,255	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A, 5.000%, 12/01/22	No Opt. Call	A	1,352,539
136,540	Total South Carolina			154,223,120
241

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	South Dakota – 0.1%
	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B:
$ 585	4.000%, 11/01/21	No Opt. Call	A+	597,531
650	5.000%, 11/01/24	No Opt. Call	A+	753,031
	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015:
800	5.000%, 11/01/21	No Opt. Call	A+	821,712
1,130	5.000%, 11/01/22	No Opt. Call	A+	1,213,417
4,500	South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series 2018A, 3.550%, 11/01/33	5/27 at 100.00	AAA	4,838,535
1,560	South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series 2021A, 1.900%, 11/01/36	5/30 at 100.00	AAA	1,535,469
9,225	Total South Dakota			9,759,695
	Tennessee – 1.2%
	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, CommonSpirit Health, Series 2019A-1:
1,250	5.000%, 8/01/25	No Opt. Call	BBB+	1,466,850
1,750	5.000%, 8/01/26	No Opt. Call	BBB+	2,112,547
	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, East Tennessee Children's Hospital, Series 2019:
2,335	5.000%, 11/15/32	2/29 at 100.00	A	2,871,513
2,810	5.000%, 11/15/33	2/29 at 100.00	A	3,443,037
6,150	Knoxville, Tennessee, Wastewater System Revenue Bonds, Refunding Series 2021A, 4.000%, 4/01/25 (WI/DD, Settling 4/19/21)	No Opt. Call	AA+	7,012,530
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
500	4.000%, 11/01/21	No Opt. Call	A+	509,985
1,030	5.000%, 11/01/22	11/21 at 100.00	A+	1,056,203
21,315	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Improvement Series 2021C, 5.000%, 1/01/25	No Opt. Call	AA	24,932,603
	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage Revenue Bonds, Refunding Subordinate Lien Series 2012:
2,715	5.000%, 7/01/21	No Opt. Call	AA-	2,747,010
1,890	5.000%, 7/01/22	No Opt. Call	AA-	2,004,874
1,720	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2015-1C, 3.850%, 7/01/32	1/25 at 100.00	AA+	1,837,562
4,815	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2019-1, 3.400%, 7/01/34	7/28 at 100.00	AA+	5,216,764
4,920	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2019-2, 2.800%, 7/01/34	7/28 at 100.00	AA+	5,211,608
750	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2020-3A, 2.100%, 7/01/35	7/29 at 100.00	AA+	769,777
2,000	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2021-1, 2.050%, 7/01/36 (WI/DD, Settling 4/28/21)	7/30 at 100.00	AA+	2,014,691
242

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
$ 8,360	The Tennessee Energy Acquisition Corporation, Gas Project Revenue Bonds, Series 2018, 4.000%, 11/01/49 (Mandatory Put 11/01/25)	8/25 at 100.22	A2	9,488,349
21,710	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 4.000%, 5/01/48 (Mandatory Put 5/01/23)	2/23 at 100.43	A2	23,196,918
86,020	Total Tennessee			95,892,821
	Texas – 5.5%
	Austin Convention Enterprises Inc, Texas, Convention Center Hotel Revenue Bonds, Refunding First Tier Series 2017A:
1,660	5.000%, 1/01/26	No Opt. Call	BB+	1,873,708
1,290	5.000%, 1/01/27	No Opt. Call	BB+	1,478,108
1,920	5.000%, 1/01/29	1/27 at 100.00	BB+	2,163,437
5,000	Austin Independent School District, Travis County, Texas, General Obligation Bonds, School Building Series 2020, 5.000%, 8/01/21	No Opt. Call	Aaa	5,079,050
1,850	Austin, Texas, Electric Utility System Revenue Bonds, Refunding & Improvement Series 2020A, 5.000%, 11/15/25	No Opt. Call	AA	2,223,682
5,835	Board of Regents of the University of Texas System, Revenue Financing System Bonds, Series 2020C, 5.000%, 8/15/31	No Opt. Call	AAA	7,978,487
5,115	Central Texas Regional Mobility Authority, Revenue Bonds, Anticipation Notes Subordinate Lien Series 2020F, 5.000%, 1/01/25	7/24 at 100.00	BBB+	5,803,939
9,210	Central Texas Regional Mobility Authority, Revenue Bonds, Anticipation Notes Subordinate Lien Series 2021C, 5.000%, 1/01/27 (WI/DD, Settling 4/14/21)	1/26 at 100.00	BBB+	10,876,593
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2016:
1,430	5.000%, 1/01/22	No Opt. Call	A-	1,477,705
2,500	5.000%, 1/01/23	No Opt. Call	A-	2,696,325
3,570	5.000%, 1/01/24	No Opt. Call	A-	3,997,222
	Corpus Christi Business and Job Development Corporation, Texas, Sales Tax Revenue Bonds, Arena Project, Refunding Series 2014:
1,000	5.000%, 9/01/21	No Opt. Call	AA	1,015,720
650	5.000%, 9/01/22	No Opt. Call	AA	684,873
5,000	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Senior Lien Series 2019, 5.000%, 12/01/24	No Opt. Call	AA+	5,832,250
4,000	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Senior Lien Series 2020B Forward Delivery, 5.000%, 12/01/23	No Opt. Call	AA+	4,501,640
	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Refunding Series 2020C:
2,000	5.000%, 10/01/21	No Opt. Call	AAA	2,048,080
2,000	5.000%, 10/01/22	No Opt. Call	AAA	2,142,960
2,000	5.000%, 10/01/23	No Opt. Call	AAA	2,235,180
30,640	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding & Improvement Series 2016, 1.600%, 11/01/21, 144A (AMT)	No Opt. Call	A	30,860,302
1,010	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2014A, 5.250%, 11/01/26 (AMT)	11/23 at 100.00	A+	1,133,624
243

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	El Paso, El Paso County, Texas, Water and Sewer Revenue Bonds, Refunding Series 2019B:
$ 2,525	5.000%, 3/01/23	No Opt. Call	AA+	2,753,361
2,660	5.000%, 3/01/24	No Opt. Call	AA+	3,013,940
3,000	5.000%, 3/01/25	No Opt. Call	AA+	3,513,270
3,945	5.000%, 3/01/26	No Opt. Call	AA+	4,760,589
4,160	5.000%, 3/01/27	No Opt. Call	AA+	5,148,208
1,020	5.000%, 3/01/28	No Opt. Call	AA+	1,290,310
9,000	Fort Worth, Texas, General Obligation Bonds, Refunding Improvment Series 2020, 4.000%, 3/01/22	No Opt. Call	AA	9,314,190
18,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Bond Anticipation Note Series 2014A, 5.000%, 2/01/23	No Opt. Call	A+	19,378,260
5,135	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Series 2019B-1, 5.000%, 7/01/49 (Mandatory Put 12/01/22)	9/22 at 100.88	A+	5,524,490
3,260	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Series 2019B-2, 5.000%, 7/01/49 (Mandatory Put 12/01/24)	9/24 at 100.84	A+	3,777,916
3,090	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2014A, 5.000%, 12/01/24	No Opt. Call	A+	3,585,976
17,500	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Texas Childrens Hospital, Series 2019B, 5.000%, 10/01/41 (Mandatory Put 10/01/24)	No Opt. Call	AA	20,224,575
5,205	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 11/15/24 – AGM Insured	No Opt. Call	AA	5,953,167
	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018C:
4,000	5.000%, 7/01/29 (AMT)	7/28 at 100.00	AA	4,963,080
6,000	5.000%, 7/01/30 (AMT)	7/28 at 100.00	AA	7,393,440
3,000	5.000%, 7/01/31 (AMT)	7/28 at 100.00	AA	3,671,850
6,500	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series 2020A Forward Delivery, 5.000%, 11/15/32	11/30 at 100.00	AA	8,661,965
	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds Series 2015:
1,000	5.000%, 11/01/21 (AMT)	No Opt. Call	A1	1,026,610
1,720	5.000%, 11/01/22 (AMT)	No Opt. Call	A1	1,844,425
1,455	5.000%, 11/01/23 (AMT)	No Opt. Call	A1	1,617,465
1,500	5.000%, 11/01/24 (AMT)	No Opt. Call	A1	1,721,655
3,950	Matagorda County Navigation District 1, Texas, Pollution Control Revenue Bonds, Central Power & Light Company Project, Refunding Series 1996, 0.900%, 5/01/30 (Mandatory Put 9/01/23) (AMT)	No Opt. Call	A-	3,958,571
520	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013, 4.000%, 12/01/21	No Opt. Call	B1	525,647
244

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 2,175	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)	10/21 at 105.00	BB-	2,311,764
	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children's Medical Center Dallas Project, Series 2012:
2,795	5.000%, 8/15/21	No Opt. Call	AA	2,843,577
2,010	5.000%, 8/15/22	No Opt. Call	AA	2,140,489
6,415	5.000%, 8/15/23 (Pre-refunded 8/15/22)	8/22 at 100.00	AA (5)	6,837,877
7,650	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D, 5.000%, 9/01/24 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (5)	7,800,934
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2014A:
4,030	5.000%, 1/01/22 (ETM)	No Opt. Call	A+ (5)	4,174,878
4,950	5.000%, 1/01/23	No Opt. Call	A+	5,351,346
7,045	5.000%, 1/01/24	No Opt. Call	A+	7,922,948
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2017A:
5,000	5.000%, 1/01/23	No Opt. Call	A+	5,405,400
3,260	5.000%, 1/01/24	1/23 at 100.00	A+	3,528,396
3,200	5.000%, 1/01/27	1/26 at 100.00	A+	3,831,200
	San Antonio, Texas, General Obligation Bonds, General Improvement Series 2020:
5,570	5.000%, 8/01/28	No Opt. Call	AAA	7,170,484
4,010	5.000%, 8/01/29	No Opt. Call	AAA	5,265,210
1,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, MRC Methodist Retirement Communities Stevenson Oaks Project, Mandatory Paydown Series 2020B-2, 3.000%, 11/15/26	5/22 at 100.00	N/R	1,006,850
3,725	Texas Department of Housing and Community Affairs, Residential Mortgage Revenue Bonds, Premium Series 2019A, 3.500%, 7/01/34	7/28 at 100.00	Aaa	4,073,734
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Refunding Series 2020A:
3,000	4.000%, 12/31/30	No Opt. Call	Baa2	3,576,300
4,000	4.000%, 6/30/31	12/30 at 100.00	Baa2	4,732,360
105,970	Texas State, General Obligation Bonds, Tax & Revenue Anticipation Note Series 2020, 4.000%, 8/26/21	No Opt. Call	N/R	107,642,207
	Texas Water Development Board, State Revolving Fund Revenue Bonds, Series 2020:
1,000	3.000%, 8/01/21	No Opt. Call	AAA	1,009,370
1,250	5.000%, 8/01/23	No Opt. Call	AAA	1,389,375
1,500	5.000%, 8/01/25	No Opt. Call	AAA	1,790,490
	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master Trust Taxable Series 2018A:
7,030	5.000%, 10/15/23	No Opt. Call	AAA	7,878,099
13,040	5.000%, 10/15/24	No Opt. Call	AAA	15,154,306
395,450	Total Texas			432,563,439
245

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utah – 0.4%
$ 9,725	Central Utah Water Conservancy District, Utah, General Obligation Bonds, Refunding Limited Tax Series 2021A, 5.000%, 4/01/25	No Opt. Call	AA+	11,465,407
2,075	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Series 2012A, 5.000%, 9/01/21	No Opt. Call	AA-	2,114,487
5,040	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc, Series 2020B-1, 5.000%, 5/15/60 (Mandatory Put 8/01/24)	2/24 at 102.15	AA+	5,797,058
	Utah State, General Obligation Bonds, Series 2020B:
5,805	5.000%, 7/01/21	No Opt. Call	AAA	5,873,151
4,000	5.000%, 7/01/23	No Opt. Call	AAA	4,432,920
26,645	Total Utah			29,683,023
	Virginia – 1.5%
10,250	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First Tier Bond Anticipation Notes Series 2019, 5.000%, 11/01/23	No Opt. Call	BBB	11,422,395
	Fairfax County Economic Development Authority, Virginia, Revenue Bonds, Wiehle Avenue Metrorail Station Parking Project, Refunding Series 2020 Forward Delivery:
2,160	5.000%, 8/01/24	No Opt. Call	AA+	2,489,184
2,095	5.000%, 8/01/25	No Opt. Call	AA+	2,493,762
2,045	5.000%, 8/01/26	No Opt. Call	AA+	2,506,740
2,850	5.000%, 8/01/27	No Opt. Call	AA+	3,578,631
1,600	5.000%, 8/01/29	No Opt. Call	AA+	2,088,960
11,000	Halifax County Industrial Development Authority, Virginia, Recovery Zone Facility Revenue Bonds, Virginia Electric & Power Compnay Project, Sereis 2010A, 0.450%, 12/01/41 (Mandatory Put 4/01/22)	No Opt. Call	A2	11,002,090
	Loudoun County Economic Development Authority, Virginia, Lease Revenue Bonds, Public Facilities Project, Refunding Series 2020A:
10,700	5.000%, 12/01/22	No Opt. Call	AA+	11,559,531
11,105	5.000%, 12/01/23	No Opt. Call	AA+	12,494,458
5,240	Norfolk Economic Development Authority, Virginia, Hospital Facility Revenue Bonds, Sentara Healthcare Systems, Refunding Series 2018A, 5.000%, 11/01/48 (Mandatory Put 11/01/28)	No Opt. Call	AA	6,632,006
4,980	Virginia Beach Development Authority, Virginia, Public Facilities Revenue Bonds, Refunding Series 2020B, 5.000%, 8/01/23	No Opt. Call	AA+	5,522,969
	Virginia Beach Development Authority, Virginia, Public Facilities Revenue Bonds, Series 2020A:
8,895	5.000%, 4/15/23	No Opt. Call	AA+	9,758,527
8,815	5.000%, 4/15/24	No Opt. Call	AA+	10,040,814
11,260	Virginia Public School Authority, Literary Trust Fund State Appropriation Bonds, School Technology and Security Notes, Series 2020-VIII, 5.000%, 4/15/21	No Opt. Call	AA+	11,275,314
9,360	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2009A, 0.750%, 10/01/40 (Mandatory Put 9/02/25)	No Opt. Call	A2	9,329,393
246

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Virginia (continued)
$ 4,040	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2010A, 1.200%, 11/01/40 (Mandatory Put 5/31/24)	No Opt. Call	A2	4,111,952
106,395	Total Virginia			116,306,726
	Washington – 2.3%
10,060	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2015A, 5.000%, 7/01/23	No Opt. Call	Aa2	11,139,237
5,025	Energy Northwest, Washington, Electric Revenue Bonds, Nuclear Project 1, Refunding Series 2015C, 5.000%, 7/01/25	No Opt. Call	Aa2	5,974,423
10,590	Energy Northwest, Washington, Electric Revenue Bonds, Nuclear Project 1, Refunding Series 2017A, 5.000%, 7/01/27	No Opt. Call	Aa2	13,344,141
	King and Pierce Counties School District 408 Auburn, Washington, General Obligation Bonds, Refunding Series 2020:
4,110	5.000%, 12/01/21	No Opt. Call	Aaa	4,241,931
1,310	5.000%, 12/01/22	No Opt. Call	Aaa	1,414,774
3,105	5.000%, 12/01/23	No Opt. Call	Aaa	3,494,398
3,000	5.000%, 12/01/24	No Opt. Call	Aaa	3,498,150
2,000	5.000%, 12/01/25	No Opt. Call	Aaa	2,407,420
	King County Public Hospital District 1, Washington, Limited Tax General Obligation Bonds, Valley Medical Center, Refunding Series 2016:
6,485	5.000%, 12/01/23	No Opt. Call	A2	7,212,228
7,285	5.000%, 12/01/24	No Opt. Call	A2	8,365,730
13,045	King County, Washington, Sewer Revenue Bonds, Refunding Junior Lien Series 2020A, 0.625%, 1/01/32 (Mandatory Put 1/01/24)	7/23 at 100.00	AA	13,062,219
1,630	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue Bonds, Refunding Series 2013B, 5.000%, 12/01/21	No Opt. Call	A1	1,668,126
12,105	Spokane, Washington, Water and Wastewater System Revenue Bonds, Green Series 2014, 4.000%, 12/01/32	12/24 at 100.00	AA	13,433,524
2,050	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019A-2, 5.000%, 8/01/27	No Opt. Call	BBB+	2,532,837
4,020	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019B-1, 5.000%, 8/01/49 (Mandatory Put 8/01/24)	2/24 at 100.00	BBB+	4,499,908
4,000	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019B-2, 5.000%, 8/01/49 (Mandatory Put 8/01/25)	2/25 at 100.00	BBB+	4,623,120
8,250	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019B-3, 5.000%, 8/01/49 (Mandatory Put 8/01/26)	2/26 at 100.00	BBB+	9,817,252
	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2015:
5,730	5.000%, 1/01/22	No Opt. Call	A+	5,928,143
1,950	5.000%, 1/01/24	No Opt. Call	A+	2,186,184
1,310	5.000%, 1/01/25	No Opt. Call	A+	1,517,504
1,065	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A, 5.000%, 11/15/21 (ETM)	No Opt. Call	AA- (5)	1,096,002
247

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)
	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012B:
$ 10,000	4.000%, 10/01/42 (Mandatory Put 10/01/21)	No Opt. Call	AA-	10,184,500
11,000	5.000%, 10/01/42 (Mandatory Put 10/01/21)	No Opt. Call	AA-	11,256,740
	Washington Health Care Facilities Authority, Revenue Bonds, Providence Saint Joseph Health, Series 2018B:
1,290	5.000%, 10/01/25	No Opt. Call	AA-	1,538,828
1,950	5.000%, 10/01/26	No Opt. Call	AA-	2,395,536
3,010	5.000%, 10/01/27	No Opt. Call	AA-	3,792,389
2,110	5.000%, 10/01/28	No Opt. Call	AA-	2,716,941
1,620	Washington State, General Obligation Bonds, Motor Vehicle Fuel Tax & Vehicle Related Fees Series 2020E, 5.000%, 6/01/22	No Opt. Call	Aaa	1,711,650
	Washington State, General Obligation Bonds, Refunding Motor Vehicle Fuel Tax, Triple Pledge SR 520 Toll Series R-2021A Forward Delivery:
2,000	5.000%, 6/01/24	No Opt. Call	Aaa	2,296,020
4,750	5.000%, 6/01/25	No Opt. Call	Aaa	5,636,070
20,175	Washington State, General Obligation Bonds, Refunding Various Purpose Series 2013R-13C, 5.000%, 7/01/21	No Opt. Call	Aaa	20,412,460
166,030	Total Washington			183,398,385
	West Virginia – 0.4%
6,025	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company - Amos Project, Refunidng Series 2015A, 2.550%, 3/01/40 (Mandatory Put 4/01/24)	No Opt. Call	A-	6,355,290
6,845	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company - Amos Project, Series 2010, 0.625%, 12/01/38 (Mandatory Put 12/15/25)	No Opt. Call	A-	6,776,396
5,365	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company - Amos Project, Series 2011A, 1.000%, 1/01/41 (Mandatory Put 9/01/25) (AMT)	No Opt. Call	A-	5,382,222
4,010	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company - Amos Project, Seriess 2009A, 2.625%, 12/01/42 (Mandatory Put 6/01/22)	No Opt. Call	A-	4,114,781
4,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company - Amos Project, Seriess 2009B, 2.625%, 12/01/42 (Mandatory Put 6/01/22)	No Opt. Call	A-	4,104,520
4,095	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Wheeling Power Company - Mitchell Project, Series 2013A, 3.000%, 6/01/37 (Mandatory Put 4/01/22) (AMT)	No Opt. Call	A-	4,206,261
1,075	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2014A, 5.000%, 9/01/24	No Opt. Call	Baa1	1,226,328
31,415	Total West Virginia			32,165,798
	Wisconsin – 1.1%
10,000	Milwaukee, Milwaukee County, Wisconsin, Revenue Anticipation Notes, Series 2020-M8, 5.000%, 7/01/21	No Opt. Call	N/R	10,120,600
248

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 4,200	Public Finance Authority of Wisconsin, Retirement Facilities First Mortgage Revenue Bonds, Whitestone Masonic and Eastern Star Home of Norht Carolina, Series 2020B-2, 3.000%, 3/01/26, 144A	5/21 at 100.00	N/R	4,201,638
1,000	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016A, 5.000%, 1/01/24 (AMT)	No Opt. Call	BBB-	1,099,210
	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016C:
2,250	4.050%, 11/01/30	5/26 at 100.00	BBB-	2,469,105
5,000	4.300%, 11/01/30 (AMT)	5/26 at 100.00	BBB-	5,546,900
2,845	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc, Series 2012A, 5.000%, 7/15/27 – AGM Insured (Pre-refunded 7/15/21)	7/21 at 100.00	Aa3 (5)	2,883,436
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc, Refunding 2012C:
1,480	5.000%, 8/15/21 (ETM)	No Opt. Call	N/R (5)	1,506,004
95	5.000%, 8/15/23 (Pre-refunded 8/15/22)	8/22 at 100.00	N/R (5)	101,262
6,330	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Hospital Sisters Services, Inc, Refunding Series 2014A, 5.000%, 11/15/22	No Opt. Call	A+	6,805,636
6,010	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Marshfield Clinic Health System, Inc, Series 2020B-1, 5.000%, 2/15/52 (Mandatory Put 2/15/25)	8/24 at 100.00	A-	6,827,120
3,150	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ProHealth Care, Inc Obligated Group, Refunding Series 2015, 3.375%, 8/15/29	8/24 at 100.00	A+	3,356,168
4,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint Camillus Health System Inc, TEMPS 50 Series 2019B-3, 2.250%, 11/01/26	11/21 at 100.00	N/R	3,991,640
4,080	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint Camillus Health System Inc, TEMPS 70 Series 2019B-2, 2.550%, 11/01/27	11/21 at 100.00	N/R	4,082,938
6,250	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint Camillus Health System Inc, TEMPS 85 Series 2019B-1, 2.825%, 11/01/28	11/21 at 100.00	N/R	6,260,312
	Wisconsin Housing and Ecconomic Development Authority, Home Ownership Revenue Bonds, Series 2019C:
1,770	2.200%, 3/01/31	9/28 at 100.00	AA	1,832,747
1,785	2.200%, 9/01/31	9/28 at 100.00	AA	1,844,565
4,930	2.500%, 9/01/34	9/28 at 100.00	AA	5,111,177
	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2019A:
1,700	1.550%, 11/01/38 (Mandatory Put 11/01/21)	5/21 at 100.00	AA	1,703,604
6,000	1.600%, 11/01/48 (Mandatory Put 11/01/22)	11/21 at 100.00	AA	6,045,780
5,325	Wisconsin State, General Obligation Bonds, Refunding Series 2021-1, 5.000%, 5/01/27	No Opt. Call	Aa1	6,685,267
	WPPI Energy, Wisconsin, Power Supply System Revenue Bonds, Refunding Series 2014A:
670	5.000%, 7/01/25	7/24 at 100.00	A1	769,616
1,060	5.000%, 7/01/26	7/24 at 100.00	A1	1,215,004
725	5.000%, 7/01/27	7/24 at 100.00	A1	828,247
80,655	Total Wisconsin			85,287,976
249

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wyoming – 0.3%
$ 20,175	Sweetwater County, Wyoming, Pollution Control Revenue Refunding Bonds, Idaho Power Company Project, Series 2006, 1.700%, 7/15/26	No Opt. Call	A1	20,774,601
2,500	Wyoming Community Development Authority, Housing Revenue Bonds, 2019 Series 3, 2.450%, 12/01/34	12/28 at 100.00	AA+	2,588,075
1,225	Wyoming Community Development Authority, Housing Revenue Bonds, 2020 Series 1, 2.625%, 12/01/35	6/29 at 100.00	AA+	1,283,812
2,500	Wyoming Community Development Authority, Housing Revenue Bonds, 2020 Series 2, 2.100%, 12/01/35	6/30 at 100.00	AA+	2,519,900
26,400	Total Wyoming			27,166,388
$ 6,901,296	Total Municipal Bonds (cost $7,185,873,294)			7,397,803,318

Shares	Description (1)	Value
	COMMON STOCKS – 1.0%
	Electric Utilities – 1.0%
2,813,414	Energy Harbor Corp (8), (9), (10)	$ 79,597,109
	Total Common Stocks (cost $57,727,850)	79,597,109
	Total Long-Term Investments (cost $7,243,601,144)	7,477,400,427

250

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 4.2%
	MUNICIPAL BONDS – 4.2%
	National – 1.0%
$ 3,095	BB&T Municipal Trust Pool Tax Exempt Lease Certificates, Variable Rate Demand Obligations, Class C Series 2018, 0.850%, 11/30/21 (SIFMA reference rate + 0.800% spread), 144A (4)	No Opt. Call	A+	$3,095,007
57,400	JPMorgan Chase Putters/Drivers Trust Various States, Variable Rate Demand Obligations, Series 5027 , 0.230%, 6/01/21 (AMT) (Mandatory Put 3/31/21), 144A	No Opt. Call	F1+	57,400,000
10,000	JPMorgan Chase Putters/Drivers Trust Various States, Variable Rate Demand Obligations, Series 5028, 0.230%, 6/01/21 (AMT) (Mandatory Put 3/31/21), 144A	No Opt. Call	F1+	10,000,000
10,000	JPMorgan Chase Putters/Drivers Trust Various States, Variable Rate Demand Obligations, Series 5029, 0.230%, 12/01/21 (AMT) (Mandatory Put 3/31/21), 144A	No Opt. Call	F1+	10,000,000
80,495	Total National			80,495,007
	Alabama – 0.4%
5,070	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Variable Rate Demand Obligations, Series 2007A, 1.000%, 6/01/34 (Mandatory Put 6/26/25) (11)	No Opt. Call	A	5,129,066
23,435	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Variable Rate Demand Obligations, Series 2008, 2.900%, 7/15/34 (Mandatory Put 12/12/23) (11)	No Opt. Call	F1	24,984,053
28,505	Total Alabama			30,113,119
	California – 0.6%
36,380	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Variable Rate Demand Obligations, Series 2006C, 5.000%, 6/01/41 (Mandatory Put 11/01/29) (11)	No Opt. Call	AA-	47,917,189
	Colorado – 0.1%
5,865	Colorado Springs, Colorado, Utilities System Revenue Bonds, Variable Rate Demand Subordinate Lien Improvement, Variable Rate Demand Obligations, Series 2006B, 0.090%, 11/01/36 (Mandatory Put 4/07/21) (11)	3/21 at 100.00	A-1	5,865,000
	Connecticut – 0.2%
20,000	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Variable Rate Demand Obligations, Series 2020C-3, 0.050%, 11/15/50 (Mandatory Put 4/07/21) (11)	No Opt. Call	A-1+	20,000,000
	Florida – 0.6%
18,680	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project, Variable Rate Demand Obligations, Series 2019A, 6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A (11)	6/21 at 103.00	N/R	18,401,855
24,750	JEA, Florida, Electric System Revenue Bonds, Variable Rate Demand Obligations, Series Three 2008C-2, 0.050%, 10/01/34 (Mandatory Put 4/07/21) (11)	3/21 at 100.00	A-1	24,750,000
3,100	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Variable Rate Demand Obligations, Tender Option Bond Trust Series 2018-XM0676, 0.170%, 4/01/53 (Mandatory Put 4/07/21), 144A (11)	4/28 at 100.00	VMIG2	3,100,000
46,530	Total Florida			46,251,855
	Illinois – 0.1%
251

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 6,100	Peoria County, Illinois, General Obligation Bonds, Alternate Revenue Source, Variable Rate Demand Obligations, Tender Option Bond Floater 16-XM0274, 0.230%, 12/15/41 (Mandatory Put 4/07/21), 144A (11)	No Opt. Call	A-1	$ 6,100,000
	New Jersey – 0.1%
3,500	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Floater 2018-020, 0.120%, 11/01/39 (AMT) (Mandatory Put 4/07/21), 144A (11)	11/27 at 100.00	A-1	3,500,000
1,470	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Floater, Variable Rate Demand Obligations, Series 2017-ZM0566, 0.190%, 7/01/25 (Mandatory Put 4/07/21), 144A (11)	No Opt. Call	A-1	1,470,000
4,970	Total New Jersey			4,970,000
	North Carolina – 0.2%
8,345	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Tender Option Bond Trust, Variable Rate Demand Obligations, 2017-YX1052, 0.080%, 7/01/37 (Mandatory Put 4/07/21), 144A (11)	1/27 at 100.00	VMIG1	8,345,000
5,600	Raleigh, North Carolina, Certificates of Participation, Downtown Improvement Project, Variable Rate Demand Obligations, Series 2005B-1, 0.070%, 2/01/34 (Mandatory Put 4/07/21) (11)	8/21 at 100.00	A-1	5,600,000
13,945	Total North Carolina			13,945,000
	Ohio – 0.6%
45,000	Ohio State, Capital Facilities Lease-Appropriation Bonds, Adult Correctional Building Fund Projects, Variable Rate Demand Obligations, Series 2019C, 0.060%, 10/01/39 (Mandatory Put 4/07/21) (11)	3/21 at 100.00	A-1+	45,000,000
	Oklahoma – 0.0%
1,200	Oklahoma Water Resources Board, Revolving Fund Revenue Bonds, Master Trust, Variable Rate Demand Obligations, Series 2020A, 5.000%, 4/01/21	No Opt. Call	N/R	1,200,000
	Pennsylvania – 0.1%
12,350	Mercer County, Pennsylvania, General Obligation Bonds, Variable Rate Demand Obligations, Series 2011, 0.070%, 10/01/31 – AGM Insured (Mandatory Put 4/07/21) (11)	3/21 at 100.00	A-1	12,350,000
	Tennessee – 0.1%
10,000	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, Catholic Health Initiatives, Variable Rate Demand Obligations, Series 2004C, 0.120%, 5/01/39 (Mandatory Put 4/07/21) (11)	3/21 at 100.00	A-2	10,000,000
	Washington – 0.0%
3,000	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2018-ZM0679, 0.150%, 7/01/26 (Mandatory Put 4/07/21), 144A (11)	No Opt. Call	VMIG3	3,000,000
	Wisconsin – 0.1%
5,165	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Variable Rate Demand Obligations, Refunding Series 2016A-3, 2.000%, 7/01/29 (AMT) (Mandatory Put 6/01/21) (11)	No Opt. Call	A-2	5,177,706
252

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$319,505	Total Short-Term Investments (cost $330,300,446)			332,384,876
	Total Investments (cost $7,573,901,590) – 99.2%			7,809,785,303
	Other Assets Less Liabilities – 0.8%			61,990,836
	Net Assets – 100%			$7,871,776,139
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(8)	Common Stock received as part of the bankruptcy settlements during February 2020 for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35, Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23,Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 0.000%, 1/01/34,Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/20, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33, Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40, Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41.
(9)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(10)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(11)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
SIFMA	Securities Industry and Financial Market Association
SOFR	Secured Overnight Financing Rate
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
253

Nuveen Short Term Municipal Bond Fund
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 92.3%
	MUNICIPAL BONDS – 92.2%
	Alabama – 2.7%
$ 1,000	Birmingham Airport Authority, Alabama, Airport Revenue Bonds, Series 2020, 5.000%, 7/01/27 – BAM Insured	No Opt. Call	AA	1,236,670
6,335	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 3 Series 2018A, 4.000%, 12/01/48 (Mandatory Put 12/01/23)	9/23 at 100.31	A2	6,880,950
4,105	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2017A, 4.000%, 8/01/47 (Mandatory Put 7/01/22)	4/22 at 100.52	Aa2	4,274,701
	Chatom Industrial Development Board, Alabama, Gulf Opportunity Zone Revenue Bonds, PowerSouth Energy Cooperative, Refunding Series 2020:
285	5.000%, 8/01/21 – AGM Insured	No Opt. Call	AA	289,073
385	5.000%, 8/01/22 – AGM Insured	No Opt. Call	AA	407,322
450	5.000%, 8/01/23 – AGM Insured	No Opt. Call	AA	496,845
7,335	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2, Fixed Rate Series 2018A, 4.000%, 6/01/49 (Mandatory Put 6/01/24)	3/24 at 100.29	A1	8,071,287
700	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone Bonds, Hunt Refining Project, Refunding Series 2019A, 4.500%, 5/01/32, 144A	5/29 at 100.00	N/R	779,541
20,595	Total Alabama			22,436,389
	Alaska – 0.2%
1,565	Alaska State, International Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 10/01/23 (AMT)	4/21 at 100.00	A1	1,568,334
	Arizona – 3.2%
1,320	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37 (Mandatory Put 8/14/23) (AMT)	No Opt. Call	A+	1,386,700
6,880	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2019, 5.000%, 6/01/49 (Mandatory Put 6/03/24) (AMT)	No Opt. Call	A+	7,813,410
1,820	Coconino County, Arizona, Pollution Control Revenue Bonds, Nevada Power Company Project, Refunding Series 2017A, 1.875%, 9/01/32 (Mandatory Put 3/31/23) (AMT)	No Opt. Call	A+	1,868,048
	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2019A:
450	5.000%, 9/01/22	No Opt. Call	A+	479,048
500	5.000%, 9/01/23	No Opt. Call	A+	555,815
2,450	Maricopa County Unified School District 4 Mesa, Arizona, General Obligation Bonds, School Improvement, Project of 2018 Series 2020C, 5.000%, 7/01/25	No Opt. Call	Aa2	2,901,559
1,250	Maricopa County Unified School District 48, Scottsdale, Arizona, General Obligation Bonds, Refunding Series 2020, 5.000%, 7/01/24	No Opt. Call	Aa1	1,437,600
254

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2019B:
$ 1,500	5.000%, 7/01/24 (AMT)	No Opt. Call	A1	1,707,900
3,500	5.000%, 7/01/26 (AMT)	No Opt. Call	A1	4,210,115
1,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/21 (AMT)	No Opt. Call	Aa3	1,011,080
2,375	Yavapai County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Series 2002, 2.800%, 6/01/27 (Mandatory Put 6/01/21) (AMT)	No Opt. Call	A-	2,383,787
23,045	Total Arizona			25,755,062
	California – 3.9%
5,605	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Series 2017C, 5.000%, 8/01/31 (Mandatory Put 11/01/22)	No Opt. Call	AA-	6,028,906
4,000	California Infrastructure and Economic Development Bank, Revenue Bonds, Brightline West Passenger Rail Project, Series 2020A, 0.450%, 1/01/50 (Mandatory Put 7/01/21), 144A (AMT)	7/21 at 100.00	Aaa	4,000,440
4,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2017A-1, 5.000%, 6/01/21	No Opt. Call	A	4,028,920
2,990	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Bond Anticipation Notes Series 2017, 0.000%, 4/01/22 (ETM)	No Opt. Call	Aa1 (4)	2,985,844
7,465	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2017D, 5.000%, 5/01/23 (AMT)	No Opt. Call	A1	8,190,150
7,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2019H, 5.000%, 5/01/21 (ETM) (AMT)	No Opt. Call	A1 (4)	7,023,660
31,060	Total California			32,257,920
	Colorado – 3.8%
	Bromley Park Metropolitan District No 2, In the City of Brighton, Adams and Weld Counties, Colorado, Senior General Obligation Limited Tax Refunding Bonds, Series 2018A:
250	5.000%, 12/01/21 – BAM Insured	No Opt. Call	AA	257,553
550	5.000%, 12/01/22 – BAM Insured	No Opt. Call	AA	590,843
1,200	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017, 5.000%, 6/01/21 (ETM)	No Opt. Call	N/R (4)	1,208,988
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Boulder Community Health Project, Series 2020:
400	5.000%, 10/01/21	No Opt. Call	A-	408,976
300	5.000%, 10/01/23	No Opt. Call	A-	332,583
350	5.000%, 10/01/24	No Opt. Call	A-	401,082
200	5.000%, 10/01/25	No Opt. Call	A-	236,048
250	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2, 5.000%, 8/01/25	No Opt. Call	BBB+	293,370
2,325	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019B-1, 5.000%, 8/01/49 (Mandatory Put 8/01/25)	2/25 at 100.00	BBB+	2,687,188
255

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 190	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2017A, 5.000%, 5/15/21	No Opt. Call	A-	190,969
	Crystal Valley Metropolitan District 2, Douglas County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2020A:
140	5.000%, 12/01/23 – AGM Insured	No Opt. Call	AA	156,881
175	5.000%, 12/01/24 – AGM Insured	No Opt. Call	AA	202,675
2,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2017A, 5.000%, 11/15/21 (AMT)	No Opt. Call	AA-	2,057,340
1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013A, 5.000%, 11/15/22 (AMT)	No Opt. Call	A+	1,073,960
	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A:
5,000	5.000%, 12/01/22 (AMT)	No Opt. Call	A+	5,379,950
2,000	5.000%, 12/01/25 (AMT)	No Opt. Call	A+	2,380,000
1,000	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016, 4.000%, 12/01/21	No Opt. Call	Baa2	1,019,960
1,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2020A, 5.000%, 9/01/27	No Opt. Call	A	1,248,270
2,000	Grand River Hospital District, Garfield and Mesa Counties, Colorado, General Obligation Bonds, Series 2018, 5.000%, 12/01/21 – AGM Insured	No Opt. Call	AA	2,058,800
4,855	Moffat County, Colorado, Pollution Control Revenue Bonds, Tri-State Generation and Transmission Association, Inc Project, Refunding Series 2009, 2.000%, 3/01/36 (Mandatory Put 10/03/22)	No Opt. Call	A-	4,968,413
225	Northglenn Urban Renewal Authority, Northglenn, Colorado, Tax Increment Revenue Bonds, Urban Renewal Plan 2, Series 2019, 4.000%, 12/01/21	No Opt. Call	BBB-	229,455
2,040	Pueblo Urban Renewal Authority, Colorado, State Sales Tax Increment Revenue Bonds, Regional Tourism Project, Series 2017, 3.000%, 6/01/21	No Opt. Call	N/R	2,042,897
500	Sand Creek Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2020A, 4.000%, 12/01/22 – AGM Insured	No Opt. Call	AA	528,385
	Vauxmont Metropolitan District, Arvada, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Convertible to Unlimited Tax Refunding Subordinate Series 2019:
100	5.000%, 12/15/21 – AGM Insured	No Opt. Call	AA	102,928
105	5.000%, 12/15/22 – AGM Insured	No Opt. Call	AA	112,369
260	5.000%, 12/15/24 – AGM Insured	No Opt. Call	AA	297,279
	Westminster Public Schools, Adams County, Colorado, Certificates of Participation, Improvement Series 2020A:
175	4.000%, 12/01/23 – AGM Insured	No Opt. Call	AA	191,000
200	4.000%, 12/01/24 – AGM Insured	No Opt. Call	AA	223,640
28,790	Total Colorado			30,881,802
	Connecticut – 0.2%
465	Connecticut Health and Educational Facilities Authoroity, Revneue Bonds, Connecticut State University System, Series 2011J, 5.000%, 11/01/25	11/21 at 100.00	Aa3	477,220
256

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
$ 1,200	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2020A, 5.000%, 5/01/26	No Opt. Call	A+	1,455,144
1,665	Total Connecticut			1,932,364
	District of Columbia – 1.1%
5,345	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Bonds, Series 2011C, 5.000%, 10/01/26 (AMT)	10/21 at 100.00	Aa3	5,469,806
1,205	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2017, 5.000%, 10/01/21 (AMT)	No Opt. Call	Aa3	1,232,643
2,175	Washington Convention and Sports Authority, Washington DC, Dedicated Tax Revenue Bonds, Refunding Senior Lien Series 2018A, 5.000%, 10/01/22	No Opt. Call	AA+	2,315,287
8,725	Total District of Columbia			9,017,736
	Florida – 4.1%
1,450	Broward County, Florida, Airport System Revenue Bonds, Refunding Series 2012P-1, 5.000%, 10/01/22 (AMT)	No Opt. Call	A1	1,548,005
1,000	Broward County, Florida, Airport System Revenue Bonds, Series 2015A, 5.000%, 10/01/23 (AMT)	No Opt. Call	A1	1,110,720
415	Broward County, Florida, Airport System Revenue Bonds, Series 2017, 5.000%, 10/01/21 (AMT)	No Opt. Call	A1	424,313
1,300	Broward County, Florida, Airport System Revenue Bonds, Series 2019A, 5.000%, 10/01/24 (AMT)	No Opt. Call	A1	1,492,153
750	Broward County, Florida, Port Facilities Revenue Bonds, Series 2019B, 5.000%, 9/01/23 (AMT)	No Opt. Call	A1	822,127
15,000	Florida State Board of Education, Public Education Capital Outlay Bonds, Refunding Series 2019A, 5.000%, 6/01/22	No Opt. Call	AAA	15,843,150
1,500	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds, Refunding Priority Subordinated Series 2016, 5.000%, 10/01/21 (AMT)	No Opt. Call	A1	1,534,935
1,285	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/21 (AMT)	No Opt. Call	Aa3	1,315,249
1,750	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Series 2018E, 5.000%, 10/01/22 (AMT)	No Opt. Call	Aa3	1,871,817
1,065	Lake Worth Beach, Florida, Consolidated Utility Revenue Bonds, Series 2020, 5.000%, 10/01/25 – BAM Insured	No Opt. Call	AA	1,267,818
1,035	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami Jewish Health System Inc Project, Series 2017, 5.000%, 7/01/22	No Opt. Call	BB+	1,032,216
2,000	Palm Bay, Florida, General Obligation Bonds, Series 2021, 5.000%, 7/01/26 – AGM Insured	No Opt. Call	AA	2,445,828
1,000	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015, 5.000%, 5/01/21	No Opt. Call	AA	1,003,460
860	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida Obligated Group, Series 2017, 5.000%, 8/15/21	No Opt. Call	AA-	874,414
257

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Tampa, Florida, Revenue Bonds, H Lee Moffitt Cancer Center and Research Institute, Series 2020B:
$ 200	5.000%, 7/01/22	No Opt. Call	A2	211,408
340	5.000%, 7/01/25	No Opt. Call	A2	399,541
225	5.000%, 7/01/26	No Opt. Call	A2	272,185
31,175	Total Florida			33,469,339
	Georgia – 1.4%
1,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2020B, 5.000%, 7/01/24 (AMT)	No Opt. Call	Aa3	1,142,060
	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
285	5.500%, 7/15/23 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (4)	289,359
1,035	5.500%, 7/15/30 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (4)	1,050,277
1,136	5.500%, 1/15/36 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (4)	1,153,021
1,000	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019A, 5.000%, 5/15/21	No Opt. Call	A3	1,005,290
3,555	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019B, 4.000%, 8/01/49 (Mandatory Put 12/02/24)	9/24 at 100.43	Aa1	3,957,746
2,470	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Variable Rate Demand Bonds Series 2018A, 4.000%, 9/01/22	No Opt. Call	Aa2	2,600,712
10,481	Total Georgia			11,198,465
	Hawaii – 0.2%
	Hawaii State, Harbor System Revenue Bonds, Series 2020A:
300	5.000%, 7/01/24 (AMT)	No Opt. Call	Aa3	340,647
800	5.000%, 7/01/25 (AMT)	No Opt. Call	Aa3	934,632
1,100	Total Hawaii			1,275,279
	Idaho – 0.2%
1,710	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016, 5.000%, 9/01/22	No Opt. Call	BB+	1,796,834
	Illinois – 5.7%
400	Board of Regents of Illinois State University, Auxiliary Facilities System Revenue Bonds, Series 2018A, 5.000%, 4/01/22 – AGM Insured	No Opt. Call	AA	417,448
3,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017E, 5.000%, 12/01/21	No Opt. Call	BB	3,090,840
425	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2019A, 0.000%, 12/01/25	No Opt. Call	BB	393,142
4,795	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Refunding Senior Lien Series 2012A, 5.000%, 1/01/24 (Pre-refunded 1/01/22) (AMT)	1/22 at 100.00	A (4)	4,961,914
1,200	Cook County, Illinois, General Obligation Bonds, Refunding Series 2018, 5.000%, 11/15/21	No Opt. Call	A+	1,235,376
2,500	Cook County, Illinois, General Obligation Bonds, Refunding Series 2021A, 5.000%, 11/15/24	No Opt. Call	A+	2,895,103
258

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 1,250	Granite City, Illinois, Waste Disposal Revenue Bonds, Waste Management Inc Project, Series 2002, 2.450%, 5/01/27 (Mandatory Put 5/03/21) (AMT)	No Opt. Call	A-	1,252,162
	Illinois Finance Authority, Health Services Facility Lease Revenue Bonds, Provident Group - UIC Surgery Center, LLC - University of Illinois Health Services Facility Project, Series 2020:
400	5.000%, 10/01/23	No Opt. Call	BBB+	442,604
400	5.000%, 10/01/24	No Opt. Call	BBB+	457,488
400	5.000%, 10/01/25	No Opt. Call	BBB+	471,320
380	Illinois Finance Authority, Revenue Bonds, Memorial Health System, Series 2014A, 3.500%, 7/01/21	No Opt. Call	AA-	382,899
	Illinois Finance Authority, Revenue Bonds, Northshore University HealthSystem, Series 2020A:
1,000	5.000%, 8/15/22	No Opt. Call	AA-	1,064,640
1,000	5.000%, 8/15/23	No Opt. Call	AA-	1,110,720
1,000	5.000%, 8/15/24	No Opt. Call	AA-	1,150,330
4,350	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2020B-1, 5.000%, 5/15/50 (Mandatory Put 11/15/24)	5/24 at 100.00	A	4,934,901
1,000	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2020B-2, 5.000%, 5/15/50 (Mandatory Put 11/15/26)	5/26 at 100.00	A	1,196,160
250	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A, 5.000%, 11/15/22	No Opt. Call	AA-	268,700
575	Illinois Finance Authority, Water Facilities Revenue Bonds, American Water Capital Corporation Project, Refunding Series 2020, 0.700%, 5/01/40 (Mandatory Put 9/01/23)	No Opt. Call	A	574,362
2,000	Illinois State, General Obligation Bonds, May Series 2020, 5.500%, 5/01/24	No Opt. Call	BBB-	2,271,680
3,100	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/23	No Opt. Call	BBB-	3,416,572
1,250	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2018A, 5.000%, 1/01/22	No Opt. Call	AA-	1,294,175
5,225	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2019C, 5.000%, 1/01/25	No Opt. Call	AA-	6,080,019
	Joliet Park District, Will County, Illinois, General Obligation Bonds, Limited Tax Park Series 2021:
500	4.000%, 2/01/22 – BAM Insured	No Opt. Call	AA	514,717
360	4.000%, 2/01/23 – BAM Insured	No Opt. Call	AA	382,486
400	4.000%, 2/01/24 – BAM Insured	No Opt. Call	AA	437,419
	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Alternate Revenue Source Refunding School Series 2020C:
400	4.000%, 1/01/23 – AGM Insured	No Opt. Call	AA	422,412
355	4.000%, 1/01/26 – AGM Insured	No Opt. Call	AA	402,602
125	Madison, Macoupin, Jersey, Calhoun, Morgan, Scott, and Greene Counties Community College District 536, Illinois, General Obligation Bonds, Lewis & Clark Community College, Refunding Series 2020, 4.000%, 5/01/22 – AGM Insured	No Opt. Call	AA	129,919
2,750	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2017, 5.000%, 6/01/22	No Opt. Call	A	2,894,540
259

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Southwestern Illinois Flood District Council Project, Series 2020:
$ 500	4.000%, 4/15/23	No Opt. Call	AA-	535,575
450	5.000%, 4/15/24	No Opt. Call	AA-	508,788
1,000	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Refunding Series 2020, 4.000%, 1/01/22 – AGM Insured	No Opt. Call	AA	1,024,590
42,740	Total Illinois			46,615,603
	Indiana – 1.3%
1,500	Franklin, Indiana, Economic Development Revenue Bonds, Otterbein Homes Obligated Group, Series 2019B, 5.000%, 7/01/24	No Opt. Call	A	1,695,495
1,000	Indiana Finance Authority, Hospital Revenue Bonds, Indiana Unversity Health Obligation Group, Long Term Rate Series 2019B, 2.250%, 12/01/58 (Mandatory Put 7/01/25)	1/25 at 100.00	AA	1,054,850
2,810	Rockport, Indiana, Pollution Control Revenue Refunding Bonds, Indiana Michigan Power Company Project, Series 2008D, 2.050%, 4/01/25 (Mandatory Put 6/01/21)	No Opt. Call	A-	2,816,575
	Tippecanoe School Corporation, Indiana, General Obligation Bonds, Series 2020:
1,080	4.000%, 1/15/24	No Opt. Call	Aa2	1,182,125
1,090	4.000%, 7/15/24	No Opt. Call	Aa2	1,205,486
700	Warrick County, Indiana, Environmental Improvement Revenue Bonds, Southern Indiana Gas and Electric Company, Series 2015, 0.875%, 9/01/55 (Mandatory Put 9/01/23) (AMT)	No Opt. Call	A1	700,140
	Zionsville Community Schools Building Corporation, Boone County, Indiana, First Mortgage Bonds, Series 2020:
300	4.000%, 1/15/25	No Opt. Call	AA+	338,088
500	4.000%, 7/15/25	No Opt. Call	AA+	569,995
700	4.000%, 1/15/26	No Opt. Call	AA+	806,827
9,680	Total Indiana			10,369,581
	Iowa – 1.6%
1,225	Des Moines, Iowa, Stormwater Management Utility Revenue Bonds, Capital Loan Notes Series 2018C, 5.000%, 6/01/21	No Opt. Call	AA+	1,234,347
	Iowa Finance Authority Senior Living Facilities Revenue Bonds, Sunrise Retirement Community Project, Refunding Series 2021:
335	4.000%, 9/01/24	No Opt. Call	N/R	346,090
115	4.000%, 9/01/25	No Opt. Call	N/R	119,085
1,000	Iowa Finance Authority, Healthcare Revenue Bonds, Genesis Health System, Series 2013A, 5.000%, 7/01/25	7/23 at 100.00	A1	1,094,510
335	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2019, 3.125%, 12/01/22	4/21 at 103.00	BB-	341,429
145	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory Put 12/01/37)	12/22 at 105.00	BB-	160,413
	Sioux City Community School District, Iowa, School Infrastructure Sales, Services and Use Tax Revenue Bonds, Refunding Series 2020:
5,400	3.000%, 10/01/23 – BAM Insured	No Opt. Call	AA	5,722,866
2,500	3.000%, 10/01/24 – BAM Insured	No Opt. Call	AA	2,694,825
260

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Iowa (continued)
$ 1,400	Southeast Polk Community School District, Polk, Jasper and Marion Counties, Iowa, General Obligation Bonds, School Series 2020A, 5.000%, 5/01/24	No Opt. Call	AA-	1,594,474
12,455	Total Iowa			13,308,039
	Kansas – 0.1%
	Kansas Municipal Energy Agency, Power Project Revenue Bonds, Dogwood Project, Series 2018A:
500	5.000%, 4/01/22 – BAM Insured	No Opt. Call	AA	523,235
500	5.000%, 4/01/23 – BAM Insured	No Opt. Call	AA	546,355
1,000	Total Kansas			1,069,590
	Kentucky – 1.6%
1,435	Kentucky Rural Water Finance Corporation, Public Projects Construction Notes, Series E-2020-1, 0.425%, 12/01/21	6/21 at 100.00	N/R	1,435,187
3,785	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018B, 4.000%, 1/01/49 (Mandatory Put 1/01/25)	10/24 at 100.24	A2	4,189,162
4,000	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018C-1, 4.000%, 12/01/49 (Mandatory Put 6/01/25)	3/25 at 100.19	A1	4,502,680
3,310	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2002A, 2.300%, 9/01/26 (Mandatory Put 9/01/21)	No Opt. Call	A1	3,337,605
12,530	Total Kentucky			13,464,634
	Louisiana – 1.8%
6,000	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2020B, 5.000%, 5/15/50 (Mandatory Put 5/15/25)	11/24 at 102.04	A	7,016,460
2,310	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Second Lien Series 2017D-2, 0.550%, 5/01/43 (Mandatory Put 5/01/22)	5/21 at 100.00	Aa3	2,310,162
2,465	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017A-1, 2.000%, 6/01/37 (Mandatory Put 4/01/23)	No Opt. Call	BBB-	2,515,360
2,500	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017B-1, 2.125%, 6/01/37 (Mandatory Put 7/01/24)	No Opt. Call	BBB-	2,573,225
13,275	Total Louisiana			14,415,207
	Maryland – 0.7%
1,040	Maryland Health and HIgher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical Systems, Series 2020B-1, 5.000%, 7/01/45 (Mandatory Put 7/01/25)	1/25 at 100.00	A	1,202,230
4,000	Maryland Health and HIgher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical Systems, Series 2020B-2, 5.000%, 7/01/45 (Mandatory Put 7/01/27)	1/27 at 100.00	A	4,869,040
5,040	Total Maryland			6,071,270
	Massachusetts – 1.0%
715	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care, Series 2016I, 5.000%, 7/01/21	No Opt. Call	A-	722,858
	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2020C:
725	5.000%, 10/01/25 – AGM Insured	No Opt. Call	AA	854,267
350	5.000%, 10/01/26 – AGM Insured	No Opt. Call	AA	423,675
261

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$ 1,000	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K, Series 2017A, 4.000%, 7/01/21 (AMT)	No Opt. Call	AA	1,008,920
	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue L, Senior Series 2020B:
880	5.000%, 7/01/25 (AMT)	No Opt. Call	AA	1,029,697
1,250	5.000%, 7/01/26 (AMT)	No Opt. Call	AA	1,497,250
1,000	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Refunding Series 2019B, 5.000%, 7/01/23 (AMT)	No Opt. Call	AA	1,101,580
1,100	The Commonwealth of Massachusetts General Obligation Bonds Consolidated Loan of 2014, Series D (Multi-Modal Bonds) Subseries D-2, 1.700%, 8/01/43 (Mandatory Put 8/01/22)	No Opt. Call	Aa1	1,119,855
7,020	Total Massachusetts			7,758,102
	Michigan – 1.4%
1,705	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2017A-MI, 5.000%, 12/01/22	No Opt. Call	AA-	1,840,479
1,715	Michigan Finance Authority, Revenue Bonds, Ascension Senior Credit Group, Refunding Series 2016E-1, 4.000%, 11/15/44 (Mandatory Put 8/15/24)	No Opt. Call	AA+	1,900,546
1,180	Michigan Finance Authority, State Aid Revenue Notes, Series 2020A-1, 4.000%, 8/20/21	No Opt. Call	N/R	1,197,570
1,440	Michigan State Hospital Finance Authority, Revenue Bonds, McLaren Health Care Corporation, Refunding Series 2012A, 5.000%, 6/01/24	6/22 at 100.00	AA-	1,515,168
2,000	Michigan State, Trunk Line Fund Bonds, Refunding Series 2020A, 5.000%, 11/15/21	No Opt. Call	AA+	2,059,840
1,000	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/23	No Opt. Call	A+	1,111,380
1,590	Saginaw City School District, Saginaw County, Michigan, General Obligation Bonds, School Building & Site, Series 2021, 4.000%, 5/01/23	No Opt. Call	AA	1,711,985
10,630	Total Michigan			11,336,968
	Minnesota – 7.3%
240	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A, 3.000%, 8/01/22	No Opt. Call	BB+	244,342
	Becker Independent School District 726, Minnesota, General Obligation Bonds, Refunding Series 2020A:
735	5.000%, 2/01/23	No Opt. Call	Aa2	795,196
560	5.000%, 2/01/24	No Opt. Call	Aa2	629,866
750	Belle Plaine Independent School District 716, Minnesota, General Obligation Bonds, Refunding School Building Series 2020A, 4.000%, 2/01/23	No Opt. Call	Aa2	801,097
1,175	Belle Plaine Independent School District 716, Minnesota, General Olibation Bonds, School Building Series 2012A, 5.000%, 2/01/24	No Opt. Call	Aa2	1,327,256
	Chatfield, Minnesota, Healthcare and Housing Facilities Revenue Bonds, Chosen Valley Care Center Project, Refunding Series 2019:
150	3.000%, 9/01/21	No Opt. Call	N/R	149,742
210	4.000%, 9/01/23	No Opt. Call	N/R	211,865
1,415	City of Red Wing, Minnesota, General Obligation Bonds, Series 2018A, 5.000%, 2/01/23	No Opt. Call	Aa2	1,536,574
262

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$ 200	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds, Walker Highview Hills LLC Project, Refunding Series 2016A, 2.500%, 8/01/21, 144A	No Opt. Call	N/R	200,300
440	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2016A, 4.000%, 7/01/21	No Opt. Call	BB+	442,578
	Duluth Independent School District 709, Minnesota, Certificates of Participation, Refunding Full Term Series 2019B:
645	5.000%, 2/01/22	No Opt. Call	Aa2	667,743
755	5.000%, 2/01/23	No Opt. Call	Aa2	813,241
280	Duluth Independent School District 709, Minnesota, Certificates of Participation, Refunding Full Term Series 2019C, 5.000%, 2/01/23	No Opt. Call	Aa2	301,599
	Duluth Independent School District 709, Minnesota, Certificates of Participation, Refunding Series 2021B:
245	3.000%, 3/01/22	No Opt. Call	Ba2	247,273
150	3.000%, 3/01/24	No Opt. Call	Ba2	153,870
2,115	Elk River Independent School District 728, Minnesota, General Obligation Bonds, Refunding School Building Series 2016A, 5.000%, 2/01/23	No Opt. Call	Aa2	2,298,730
1,130	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language Academy, Series 2019A, 4.375%, 8/01/29	8/27 at 102.00	BB+	1,277,442
505	Ham Lake, Minnesota Charter School Lease Revenue Bonds, Parnassus Preparatory School Project, Series 2016A, 3.000%, 11/01/21	No Opt. Call	BB	508,343
1,550	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation Bonds, School Building Series 2017A, 5.000%, 2/01/23	No Opt. Call	AAA	1,686,741
210	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Twin Cities International Schools Project, Series 2017A, 3.750%, 12/01/22, 144A	No Opt. Call	N/R	215,223
500	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Project, Series 2013A, 6.000%, 7/01/33	7/23 at 100.00	BB+	538,305
650	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014A, 5.000%, 1/01/22	No Opt. Call	A+	672,724
1,000	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014B, 5.000%, 1/01/25 (AMT)	1/24 at 100.00	A+	1,121,700
2,000	Minnesota Housing Finance Agency, Rental Housing Revenue Bonds, Series 2019E, 1.400%, 8/01/21	5/21 at 100.00	AAA	2,001,720
	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020A:
570	1.150%, 7/01/21 (AMT)	No Opt. Call	AA+	570,992
255	1.450%, 7/01/24 (AMT)	No Opt. Call	AA+	259,654
325	Minnesota Office of Higher Education, Supplemental Student Loan Program Revenue Bonds, 2020 Senior Series, 5.000%, 11/01/24 (AMT)	No Opt. Call	AA	368,352
	Minnesota Office of Higher Education, Supplemental Student Loan Program Revenue Bonds, Senior Series 2018:
500	5.000%, 11/01/22 (AMT)	No Opt. Call	AA	531,245
400	5.000%, 11/01/23 (AMT)	No Opt. Call	AA	440,232
4,695	Minnesota State, General Obligation Bonds, Refunding Various Purpose Series 2016D, 5.000%, 8/01/22	No Opt. Call	AAA	4,998,250
263

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$ 2,210	Minnesota State, General Obligation Bonds, Various Purpose Series 2013A, 5.000%, 8/01/21	No Opt. Call	AAA	2,245,095
50	Morris, Minnesota, Health Care Facilities Revenue Bonds, Farmington Health Services Project, Refunding Series 2019, 2.700%, 8/01/21	No Opt. Call	N/R	49,870
720	North Oaks, Minnesota, Senior Housing Revenue Bonds, Waverly Gardens Project, Refunding Series 2016, 4.000%, 10/01/23	No Opt. Call	N/R	758,563
9,480	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2011, 4.500%, 11/15/38 (Mandatory Put 11/15/21)	No Opt. Call	AA	9,723,352
2,500	Rosemount Independent School District 196, Dakota County, Minnesota, General Obligation Bonds, School Building Series 2016A, 5.000%, 2/01/23	No Opt. Call	AAA	2,720,550
	Roseville Independent School District 623, Ramsey County, Minnesota, Certificates of Participation, Series 2021A:
910	5.000%, 4/01/22	No Opt. Call	Baa2	951,457
860	5.000%, 4/01/23	No Opt. Call	Baa2	934,521
295	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A, 3.000%, 4/01/21 (5)	No Opt. Call	N/R	206,500
2,470	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B, 5.000%, 5/01/23	No Opt. Call	AA-	2,699,142
	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian Homes Bloomington Project, Refunding Series 2017:
500	3.000%, 9/01/21	No Opt. Call	N/R	501,655
500	3.000%, 9/01/22	No Opt. Call	N/R	505,220
215	Sartell, Minnesota, Health Care Facilities Revenue Bonds, Country Manor Campus LLC Project, Refunding Series 2017, 3.000%, 9/01/22	No Opt. Call	N/R	214,351
3,515	Sauk Rapids Independent School District 047, Benton County, Minnesota, General Obligation Bonds, Refunding School Building Series 2015A, 5.000%, 2/01/23	No Opt. Call	AAA	3,821,719
55	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series 2016A, 3.625%, 10/01/21	No Opt. Call	N/R	55,186
6,790	South Washington County Independent School District 833, Minnesota, General Obligation Bonds, Refunding School Building Series 2018B, 5.000%, 2/01/22	No Opt. Call	Aa2	7,059,291
	Wayzata, Minnesota Senior Housing Revenue Bonds, Folkestone Senior Living Community, Refunding Series 2019:
350	3.000%, 8/01/22	No Opt. Call	N/R	350,486
300	3.000%, 8/01/23	No Opt. Call	N/R	299,991
400	3.000%, 8/01/24	No Opt. Call	N/R	400,112
400	3.000%, 8/01/25	8/24 at 102.00	N/R	399,344
56,875	Total Minnesota			59,908,600
	Mississippi – 0.1%
1,000	Warren County, Mississippi, Environmental Improvement Revenue Bonds, International Paper Company Project, Refunding Series 2020B, 1.600%, 8/01/27 (Mandatory Put 6/16/25) (AMT)	No Opt. Call	BBB	1,031,270
	Missouri – 4.9%
775	Arnold Retail Corridor Transportation Development District, Missouri, Sales Tax Revenue Bonds, Refunding Series 2019, 3.000%, 11/01/28	11/24 at 100.00	N/R	779,696
264

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$ 100	Belton School District 124, Cass County, Missouri, Certificates of Participation, Missouri School Boards Association, Series 2019, 4.000%, 1/15/22 – AGM Insured (ETM)	No Opt. Call	AA (4)	102,967
1,230	Branson Reorganized School District R-4, Taney County, Missouri, General Obligation Bonds, Direct Deposit Program Refunding Series 2020, 4.000%, 3/01/22	No Opt. Call	AA+	1,271,795
1,375	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2013A, 5.000%, 6/01/23	6/22 at 100.00	AA	1,447,270
	Central Southwest Missouri Community College District, Missouri, Certificates of Participation, Ozarks Technical Community College, Series 2021:
350	5.000%, 3/01/23	No Opt. Call	AA-	381,022
300	5.000%, 3/01/24	No Opt. Call	AA-	338,987
250	5.000%, 3/01/25	No Opt. Call	AA-	291,719
300	Chesterfield Valley Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2015, 3.250%, 5/15/28	5/23 at 100.00	A-	310,590
1,000	Clay County Reorganized School District R-1, Kearney, Missouri, General Obligation Bonds, School Building Series 2017, 5.000%, 3/01/22	No Opt. Call	AA+	1,044,240
2,500	Fort Zumwalt School District, St Charles County, Missouri, General Obligation Bonds, Direct Deposit Program, Refunding Series 2021, 4.000%, 3/01/25	No Opt. Call	Aa1	2,831,311
800	Greene County, Missouri, Certificates of Participation, Capital Projects, Series 2021A, 4.000%, 3/01/26 (WI/DD, Settling 4/15/21)	No Opt. Call	Aa3	921,384
660	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2020, 1.000%, 10/01/27	No Opt. Call	A	640,387
650	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2015, 5.000%, 2/15/24	No Opt. Call	A	728,741
	Kansas City, Missouri, General Obligation Bonds, Series 2020A:
410	5.000%, 2/01/23	No Opt. Call	AA	445,777
435	5.000%, 2/01/24	No Opt. Call	AA	492,159
1,250	Kansas City, Missouri, Water Revenue Bonds, Refunding Series 2019A, 5.000%, 12/01/22	No Opt. Call	AA+	1,349,550
1,000	Meramec Valley School District R-3, Franklin and St Louis Counties, Missouri, General Obligation Bonds, Series 2020, 4.000%, 3/01/23	No Opt. Call	AA+	1,070,240
1,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Series 1998B, 2.900%, 9/01/33	7/27 at 102.00	A	1,075,360
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southeast Missouri State University, Refunding Series 2019:
200	5.000%, 10/01/23	No Opt. Call	A	220,884
505	5.000%, 10/01/24	No Opt. Call	A	574,210
6,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2021B, 4.000%, 5/01/51 (Mandatory Put 5/01/26) (WI/DD, Settling 4/01/21)	No Opt. Call	AA	6,964,477
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Capital Region Medical Center, Series 2020:
640	3.000%, 11/01/22	No Opt. Call	Baa2	658,554
665	4.000%, 11/01/23	No Opt. Call	Baa2	710,659
265

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$ 475	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2015A, 5.000%, 11/15/25	No Opt. Call	A2	561,901
250	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, SSM Health Care, Variable Rate Series 2018C, 5.000%, 6/01/36 (Mandatory Put 6/01/23)	12/22 at 100.00	AA-	268,920
260	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2016B, 5.000%, 2/01/25	No Opt. Call	BBB	293,986
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Wright Memorial Hospital, Series 2019:
465	5.000%, 9/01/21	No Opt. Call	BBB-	471,929
275	5.000%, 9/01/22	No Opt. Call	BBB-	288,965
285	5.000%, 9/01/23	No Opt. Call	BBB-	309,137
	Missouri State University, Auxiliary Enterprise System Revenue Bonds, Series 2019A:
135	5.000%, 10/01/22	No Opt. Call	A+	144,334
230	5.000%, 10/01/23	No Opt. Call	A+	255,525
225	5.000%, 10/01/24	No Opt. Call	A+	258,343
300	Plaza at Noah's Ark Community Improvement District, Saint Charles, Missouri, Tax Increment and Improvement District Revenue Bonds, Series 2015, 3.250%, 5/01/21	No Opt. Call	N/R	300,336
1,000	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Refudning Series 2016B, 5.000%, 12/01/21	No Opt. Call	AA+	1,031,290
	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016:
725	5.000%, 11/15/24	No Opt. Call	N/R	779,136
630	5.000%, 11/15/26	11/25 at 100.00	N/R	685,276
5,055	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Airport, Refunding Series 2017A, 5.000%, 7/01/22 – AGM Insured	No Opt. Call	AA	5,353,093
2,000	Springfield, Missouri, Public Utility Revenue Bonds, Refunding Series 2015, 3.250%, 8/01/27	8/25 at 100.00	AA+	2,196,180
1,745	Springfield, Missouri, Special Obligation Bonds, Refunding Series 2017B, 5.000%, 7/01/21 (AMT)	No Opt. Call	Aa2	1,763,916
325	St Charles, Missouri, Certificates of Participation, Refunding Series 2020B, 4.000%, 2/01/24	No Opt. Call	Aa3	356,073
450	Webster County Reorganized School District R-I Marshfield, Missouri, General Obligation Bonds, Refunding Series 2019B, 3.000%, 3/01/22	No Opt. Call	AA+	461,763
37,225	Total Missouri			40,432,082
	Montana – 0.1%
500	Montana State, General Obligation Bonds, Series 2020C, 2.000%, 8/01/23	No Opt. Call	Aa1	520,890
	Nebraska – 1.1%
690	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 12/01/21	No Opt. Call	A2	712,453
266

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nebraska (continued)
	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Children's Hospital Obligated Group, Refunding Series 2020A:
$ 200	5.000%, 11/15/21	No Opt. Call	AA-	205,770
115	5.000%, 11/15/23	No Opt. Call	AA-	128,462
125	5.000%, 11/15/24	No Opt. Call	AA-	144,269
175	5.000%, 11/15/25	No Opt. Call	AA-	208,323
3,635	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Children's Hospital Obligated Group, Series 2020B, 5.000%, 11/15/53 (Mandatory Put 11/15/25)	8/25 at 100.00	AA-	4,297,878
1,685	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/21	No Opt. Call	A	1,729,737
1,555	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional Health Services Project, Refunding Series 2017A, 5.000%, 7/01/22	No Opt. Call	BBB	1,635,720
8,180	Total Nebraska			9,062,612
	Nevada – 1.4%
3,000	Clark County, Nevada, Airport Revenue Bonds, Junior Subordinate Lien Notes Series 2017C, 5.000%, 7/01/21 (AMT)	No Opt. Call	A1	3,033,840
5,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Refunding Series 2019E, 5.000%, 7/01/24	No Opt. Call	Aa3	5,727,700
1,390	Clark County, Nevada, Pollution Control Revenue Bonds, Nevada Power Company Project, Refunding Series 2017, 1.650%, 1/01/36 (Mandatory Put 3/31/23)	No Opt. Call	A+	1,425,250
95	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016, 2.000%, 9/01/21	No Opt. Call	N/R	95,090
1,410	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C, 5.000%, 6/01/22	6/21 at 100.00	Aa1	1,420,674
10,895	Total Nevada			11,702,554
	New Jersey – 4.9%
1,330	Lacey Township School District, Ocean County, New Jersey, General Obligation Bonds, Refunding Series 2016, 5.000%, 4/01/21 – BAM Insured	No Opt. Call	AA	1,330,000
7,000	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 5.000%, 7/01/23 – BAM Insured	No Opt. Call	AA	7,731,850
200	New Jersey Economic Development Authority, School Facilities Construction Bonds, Social Series 2021QQQ, 5.000%, 6/15/22	No Opt. Call	Baa1	211,273
1,260	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Term Series 2019B-1, 5.000%, 7/01/43 (Mandatory Put 7/01/24)	4/24 at 100.87	AA-	1,435,115
	New Jersey Higher Education Assistance Authority, Senior Student Loan Revenue Bonds, Refunding Series 2018B:
2,500	5.000%, 12/01/21 (AMT)	No Opt. Call	AAA	2,576,750
6,500	5.000%, 12/01/22 (AMT)	No Opt. Call	Aaa	6,995,300
6,115	New Jersey State, General Obligation Bonds, Covid-19 Emergency Series 2020A, 5.000%, 6/01/26	No Opt. Call	A3	7,391,262
267

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2018A:
$ 1,335	5.000%, 6/15/22	No Opt. Call	A+	1,410,240
3,000	5.000%, 6/15/23	No Opt. Call	A+	3,300,480
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019A, 5.000%, 12/15/24	No Opt. Call	Baa1	1,156,360
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A:
5,000	5.000%, 6/01/21	No Opt. Call	A	5,036,700
1,685	5.000%, 6/01/23	No Opt. Call	A	1,850,854
36,925	Total New Jersey			40,426,184
	New Mexico – 1.7%
1,165	Albuquerque Municipal School District 12, Bernalillo and Sandoval Counties, New Mexico, General Obligation Bonds, Refunding Series 2021B, 5.000%, 8/01/24	No Opt. Call	AA	1,342,134
5,440	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan Project, Refunding Series 2010E, 1.150%, 6/01/40 (Mandatory Put 6/01/24)	No Opt. Call	BBB	5,502,179
2,500	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2019B, 5.000%, 8/01/49 (Mandatory Put 8/01/25)	5/25 at 100.87	AA	2,951,525
	Santa Fe County, New Mexico, Gross Receipts Tax Revenue Bonds, Capital Outlay Series 2017:
1,615	5.000%, 6/01/21	No Opt. Call	AA+	1,627,290
2,110	5.000%, 6/01/22	No Opt. Call	AA+	2,228,603
12,830	Total New Mexico			13,651,731
	New York – 4.2%
14,030	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2016A Groups A,B&C, 5.000%, 3/15/22	No Opt. Call	AA+	14,674,678
	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester Regional Health Project, Series 2020A:
400	5.000%, 12/01/22	No Opt. Call	BBB+	429,652
500	5.000%, 12/01/23	No Opt. Call	BBB+	557,470
600	5.000%, 12/01/24	No Opt. Call	BBB+	690,414
1,230	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2021 Series DD, 5.000%, 6/15/26	No Opt. Call	AA+	1,507,196
3,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2021 Subseries F-1, 5.000%, 11/01/26 (WI/DD, Settling 4/07/21)	No Opt. Call	AAA	3,704,143
2,475	New York City, New York, General Obligation Bonds, Fiscal 2021 Series A-1, 5.000%, 8/01/24	No Opt. Call	AA	2,845,087
3,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 2004C, 2.625%, 4/01/34 (Mandatory Put 7/03/23)	No Opt. Call	A-	3,128,970
1,210	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Fifth Series 2014, 5.000%, 9/01/23 (AMT)	No Opt. Call	Aa3	1,344,770
268

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 3,895	Suffolk County, New York, General Obligation Bonds, Tax Anticipation Note Series 2021I, 2.000%, 7/22/21	No Opt. Call	N/R	3,916,110
1,265	Suffolk County, New York, General Obligation Bonds, Tax Anticipation Note Series 2021-II, 2.000%, 8/19/21	No Opt. Call	N/R	1,273,280
31,605	Total New York			34,071,770
	North Carolina – 0.8%
1,745	North Carolina Central University, General Revenue Bonds, Refunding Series 2016, 5.000%, 10/01/23	No Opt. Call	A3	1,929,482
250	North Carolina Medial Care Commission, Health Care Facilities Revenue Bonds, Rex Healthcare, Series 2020A, 5.000%, 7/01/24	No Opt. Call	AA-	286,124
415	North Carolina Medical Care Commission, Hospital Revenue Bonds, CaroMont Health A/K/A Gaston Health, Series 2021A, 5.000%, 2/01/51 (Mandatory Put 2/01/26)	2/26 at 100.00	AA-	500,635
2,990	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Bond Anticipation Bond Senior Lien Series 2020, 5.000%, 2/01/24	No Opt. Call	BBB	3,369,341
500	University of North Carolina, Charlotte, General Revenue Bonds, Refunding Series 2017A, 5.000%, 10/01/24	No Opt. Call	Aa3	575,215
5,900	Total North Carolina			6,660,797
	North Dakota – 0.5%
	Grand Forks, North Dakota, Senior Housing and Nursing Facilities Revenue Bonds, Valley Homes Obligated Group, Series 2016A:
585	4.750%, 12/01/21	No Opt. Call	N/R	591,915
1,245	5.000%, 12/01/22	No Opt. Call	N/R	1,284,666
280	West Fargo Public School District 6, Cass County, North Dakota, General Obligation Bonds, Special Assessment Prepayment Series 2020C, 4.000%, 8/01/26	No Opt. Call	Aa2	328,930
	West Fargo, North Dakota, General Obligation Bonds, Refunding Improvement Series 2020A:
750	2.000%, 5/01/24	No Opt. Call	A1	784,664
500	4.000%, 5/01/25	No Opt. Call	A1	566,678
500	4.000%, 5/01/26	No Opt. Call	A1	580,102
3,860	Total North Dakota			4,136,955
	Ohio – 2.0%
845	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Refunding Series 2017, 4.000%, 11/15/22	No Opt. Call	A	893,233
850	Cleveland, Ohio, Airport System Revenue Bonds, Series 2019B, 5.000%, 1/01/22 (AMT)	No Opt. Call	A2	877,778
	Cleveland-Cuyahoga County Port Authroity, Ohio, Cultural Facility Revenue Bonds, The Cleveland Museum of Natural History Project, Series 2021:
150	5.000%, 7/01/25	No Opt. Call	A3	176,064
125	5.000%, 7/01/26	No Opt. Call	A3	150,574
1,335	Hamilton County, Ohio, General Obligation Bonds, Parking Facilities, Limited Tax Series 2021A, 5.000%, 12/01/25 (WI/DD, Settling 4/08/21)	No Opt. Call	Aa2	1,608,555
269

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	Montgomery County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network Obligated Group Project, Refunding & Improvement Series 2021:
$ 375	5.000%, 8/01/24	No Opt. Call	A+	430,808
700	5.000%, 8/01/25	No Opt. Call	A+	829,616
750	5.000%, 8/01/26	No Opt. Call	A+	913,645
55	Northeast Ohio Medical University, General Receipts Bonds, Refunding Series 2021A, 3.000%, 12/01/21	No Opt. Call	Baa2	55,753
685	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (5)	No Opt. Call	N/R	856
1,710	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2005A, 2.100%, 1/01/29 (Mandatory Put 10/01/24) (AMT)	No Opt. Call	BBB+	1,778,143
2,310	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2018C, 5.000%, 1/15/42 (Mandatory Put 9/15/21)	No Opt. Call	A	2,356,593
4,000	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2018D, 5.000%, 1/15/39 (Mandatory Put 9/15/23)	No Opt. Call	A	4,442,800
360	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Variable Rate Series 2020B, 5.000%, 1/15/50 (Mandatory Put 1/15/25)	1/25 at 100.00	A	417,668
500	Warren County, Ohio, Healthcare Facilities Revenue Bonds, Otterbein Homes Obligated Group, Refunding Series 2013A, 4.000%, 7/01/22	No Opt. Call	A	520,895
500	Warren County, Ohio, Healthcare Facilities Revenue Bonds, Otterbein Homes Obligated Group, Refunding Series 2019A, 4.000%, 7/01/21	No Opt. Call	A	504,145
15,250	Total Ohio			15,957,126
	Oklahoma – 0.2%
1,065	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2019, 5.000%, 6/01/24	No Opt. Call	A+	1,200,713
425	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B, 5.000%, 8/15/22	No Opt. Call	Baa3	446,199
1,490	Total Oklahoma			1,646,912
	Oregon – 1.4%
	Marion and Polk Counties School District 24J, Salem-Kreizer, Oregon, General Obligation Bonds, Convertible Deferred Interest Series 2020B:
300	0.000%, 6/15/23 (6)	No Opt. Call	AA+	327,762
500	0.000%, 6/15/24 (6)	No Opt. Call	AA+	567,205
350	0.000%, 6/15/26	No Opt. Call	AA+	423,479
4,620	Oregon Business Development Commission, Economic Development Revenue Bonds, Intel Corporation Project, 250 Series 2019, 5.000%, 3/01/49 (Mandatory Put 3/01/22) (AMT)	No Opt. Call	A+	4,810,159
450	Oregon Facilities Authority, Revenue Bonds, Samaritan Health Services Project, Refunding Series 2020A, 5.000%, 10/01/24	No Opt. Call	BBB+	514,508
300	Oregon Facilities Authority, Revenue Bonds, Samaritan Health Services, Refunding Series 2016A, 5.000%, 10/01/25	No Opt. Call	BBB+	353,348
3,000	Oregon Health and Science University, Revenue Bonds, Series 2019B-2, 5.000%, 7/01/42 (Mandatory Put 2/01/25)	11/24 at 100.00	AA-	3,401,580
270

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oregon (continued)
$ 1,000	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Health Projects, Series 2019A, 4.000%, 5/15/22	No Opt. Call	AA-	1,041,460
10,520	Total Oregon			11,439,501
	Pennsylvania – 1.7%
1,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny Health Network Obligated Group Issue, Series 2018A, 5.000%, 4/01/22	No Opt. Call	A	1,045,140
800	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2018A, 5.000%, 11/15/21	No Opt. Call	AA-	822,936
1,000	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018, 5.000%, 6/01/22	No Opt. Call	A1	1,052,800
1,625	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2020B, 5.000%, 4/01/43 (Mandatory Put 2/15/27)	8/26 at 100.00	AA-	1,984,483
465	Pennsylvania State University, Revenue Bonds, Series 2020E, 5.000%, 3/01/24	No Opt. Call	Aa1	527,742
1,000	Pennsylvania State, General Obligation Bonds, First Series 2015, 5.000%, 3/15/22	No Opt. Call	Aa3	1,045,360
5,045	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Series 2016, 5.000%, 6/01/21	No Opt. Call	A3	5,080,618
940	Philadelphia School District, Pennsylvania, General Obligation Bonds, Tax & Revenue Anticipation Note Series 2020-21A, 4.000%, 6/30/21	No Opt. Call	N/R	949,033
400	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017A, 5.000%, 7/01/22	No Opt. Call	A2	423,328
	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue Bonds, First Lien Series 2020B:
550	4.000%, 9/01/23 – AGM Insured	No Opt. Call	AA	597,399
300	4.000%, 9/01/24 – AGM Insured	No Opt. Call	AA	334,101
13,125	Total Pennsylvania			13,862,940
	South Carolina – 1.3%
2,215	Richland County, South Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Refunding Series 2014A, 3.875%, 4/01/23 (AMT)	No Opt. Call	BBB	2,353,194
875	Rock Hill, South Carolina, Combined Utility System Revenue Bonds, Series 2016, 5.000%, 1/01/27	1/26 at 100.00	A	1,045,791
3,285	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Bon Secours Mercy Health, Inc, Series 2020B, 5.000%, 12/01/48 (Mandatory Put 10/01/25)	No Opt. Call	AA-	3,878,665
2,980	South Carolina State Ports Authority, Revenue Bonds, Series 2018, 5.000%, 7/01/22 (AMT)	No Opt. Call	A+	3,146,135
9,355	Total South Carolina			10,423,785
	South Dakota – 0.4%
100	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project, Refunding Series 2016, 3.000%, 11/01/21	No Opt. Call	BB	99,852
585	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project, Series 2017, 3.100%, 11/01/22	No Opt. Call	BB	590,218
1,940	South Dakota Health and Educational Facilities Authority, Reveune Bonds, Avera Health, Series 2019A, 5.000%, 7/01/33 (Mandatory Put 7/01/24)	4/24 at 100.00	AA-	2,172,800
2,625	Total South Dakota			2,862,870
271

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tennessee – 0.8%
$ 100	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, CommonSpirit Health, Series 2019A-1, 5.000%, 8/01/28	No Opt. Call	BBB+	125,911
1,310	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2012A, 5.000%, 1/01/24	1/23 at 100.00	A+	1,413,071
4,000	Tennergy Corporation, Tennessee, Gas Revenue Bonds, Series 2019A, 5.000%, 2/01/50 (Mandatory Put 10/01/24)	7/24 at 100.58	Aa2	4,586,840
5,410	Total Tennessee			6,125,822
	Texas – 12.3%
5,000	Austin, Texas, Airport System Revenue Bonds, Refunding Series 2019, 5.000%, 11/15/23 (AMT)	No Opt. Call	A1	5,588,050
1,000	Austin, Texas, Airport System Revenue Bonds, Series 2019B, 5.000%, 11/15/22 (AMT)	No Opt. Call	A1	1,074,130
	Brazos Higher Education Authority Inc, Texas, Student Loan Program Revenue Bonds, Senior Series 2020-1A:
1,175	5.000%, 4/01/23 (AMT)	No Opt. Call	AA	1,270,633
775	5.000%, 4/01/24 (AMT)	No Opt. Call	AA	862,645
500	5.000%, 4/01/25 (AMT)	No Opt. Call	AA	568,835
1,540	Central Texas Regional Mobility Authority, Revenue Bonds, Anticipation Notes Subordinate Lien Series 2020F, 5.000%, 1/01/25	7/24 at 100.00	BBB+	1,747,423
1,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2013E, 5.000%, 11/01/22 (AMT)	No Opt. Call	A1	1,072,340
2,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2014D, 5.000%, 11/01/22 (AMT)	No Opt. Call	A+	2,144,680
2,500	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2020A, 5.000%, 11/01/24	No Opt. Call	A1	2,896,275
2,030	El Paso, Texas, Airport Revenue Bonds, El Paso International Airport Series 2018, 5.000%, 8/15/23 (AMT)	No Opt. Call	A	2,239,537
4,550	Fort Worth Independent School District, Tarrant County, Texas, General Obligation Bonds, Refunding School Building Series 2015, 5.000%, 2/15/23	No Opt. Call	AAA	4,955,496
1,655	Galveston Independent School District, Galveston County, Texas, General Obligation Bonds, School Building Series 2018, 5.000%, 2/01/22	No Opt. Call	Aaa	1,721,630
5,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Bond Anticipation Note Series 2014A, 5.000%, 2/01/23	No Opt. Call	A+	5,382,850
4,170	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Refunding Series 2020C-2, 5.000%, 6/01/32 (Mandatory Put 12/01/24)	9/24 at 101.10	A+	4,843,121
8,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Refunding Series 2020C-3, 5.000%, 6/01/32 (Mandatory Put 12/01/26)	9/26 at 101.02	A+	9,836,160
3,595	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Series 2019B-1, 5.000%, 7/01/49 (Mandatory Put 12/01/22)	9/22 at 100.88	A+	3,867,681
1,700	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018A, 5.000%, 7/01/22 (AMT)	No Opt. Call	A1	1,797,189
4,210	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018C, 5.000%, 7/01/23 (AMT)	No Opt. Call	AA	4,629,695
272

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 5,000	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series 2014C, 4.000%, 5/15/21	No Opt. Call	AA	5,021,500
5,000	Humble Independent School District, Harris County, Texas, General Obligation Bonds, Refunding School Building Series 2015A, 5.250%, 2/15/23	No Opt. Call	AAA	5,459,950
850	Hunt Memorial Hospital District, Hunt County, Texas, General Obligation Bonds, Refunding & Improvment Series 2020, 5.000%, 2/15/26	No Opt. Call	A2	996,752
	Leander, Texas, General Obligation Bonds, Refunding Series 2020:
500	5.000%, 8/15/23	No Opt. Call	AA	554,980
525	5.000%, 8/15/25	No Opt. Call	AA	623,973
1,000	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2020, 5.000%, 5/15/25	No Opt. Call	A+	1,175,800
850	Lubbock Water and Wastewater System, Texas, Revenue Bonds, Refunding Series 2020B, 5.000%, 2/15/25	No Opt. Call	AA-	996,481
	Lumberton Independent School District, Hardin County, Texas, General Obligation Bonds, School Building Series 2021:
640	4.000%, 2/15/24	No Opt. Call	Aaa	705,773
1,190	4.000%, 2/15/25	No Opt. Call	Aaa	1,345,715
450	Matagorda County Navigation District 1, Texas, Pollution Control Revenue Bonds, Central Power & Light Company Project, Refunding Series 1996, 0.900%, 5/01/30 (Mandatory Put 9/01/23) (AMT)	No Opt. Call	A-	450,977
1,565	Montgomery Independent School District, Montgomery County, Texas, General Obligation Bonds, Refunding & School Building Series 2015, 5.000%, 2/15/26	2/25 at 100.00	AAA	1,834,054
310	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Methodist Retirement Communites Crestview Project, Series 2016, 4.000%, 11/15/21	No Opt. Call	BB+	312,945
2,805	North Harris County Regional Water Authority, Texas, Water Revenue Bonds, Refunding Senior Lien Series 2016, 4.000%, 12/15/24	No Opt. Call	AA-	3,151,417
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Refunding Series 2021:
1,500	5.000%, 12/15/24	No Opt. Call	A3	1,734,001
2,500	5.000%, 12/15/25	No Opt. Call	A3	2,965,719
2,100	5.000%, 12/15/26	No Opt. Call	A3	2,549,629
11,970	Texas State, General Obligation Bonds, Tax & Revenue Anticipation Note Series 2020, 4.000%, 8/26/21	No Opt. Call	N/R	12,158,887
1,000	Tomball Independent School District, Harris and Montgomery Counties, Texas, General Obligation Bonds, Building Series 2020, 5.000%, 2/15/25	No Opt. Call	AAA	1,174,850
1,000	Upper Trinity Regional Water District, Texas, Regional Treated Water Supply System Revenue Bonds, Refunding Series 2020, 4.000%, 8/01/24	No Opt. Call	A+	1,111,690
91,155	Total Texas			100,823,463
	Utah – 1.3%
6,000	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018A, 5.000%, 7/01/23 (AMT)	No Opt. Call	A	6,603,840
273

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utah (continued)
	Utah Charter School Finance Authority, Charter School Revenue Bonds, Utah Charter Academies Project, Series 2018:
$ 335	4.000%, 10/15/22	No Opt. Call	AA	352,611
350	4.000%, 10/15/23	No Opt. Call	AA	377,402
1,000	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc, Series 2020B-1, 5.000%, 5/15/60 (Mandatory Put 8/01/24)	2/24 at 102.15	AA+	1,150,210
1,500	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc, Series 2020B-2, 5.000%, 5/15/60 (Mandatory Put 8/01/26)	2/26 at 102.03	AA+	1,830,105
500	Utah Infrastructure Agency, Telecommunications Revenue Bonds, Series 2021, 3.000%, 10/15/23	No Opt. Call	BBB-	530,552
9,685	Total Utah			10,844,720
	Virginia – 0.6%
850	Arlington County Industrial Development Authority, Virginia, Hospital Facility Revenue Bonds, Virginia Hospital Center, Series 2020, 5.000%, 7/01/24	No Opt. Call	AA-	970,751
1,755	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First Tier Bond Anticipation Notes Series 2019, 5.000%, 11/01/23	No Opt. Call	BBB	1,955,737
1,000	Suffolk, Virginia, General Obligation Bonds, Refunding Series 2014, 5.000%, 2/01/25 (Pre-refunded 2/01/24) (4)	2/24 at 100.00	AAA	1,133,194
540	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2010A, 1.200%, 11/01/40 (Mandatory Put 5/31/24)	No Opt. Call	A2	549,617
4,145	Total Virginia			4,609,299
	Washington – 3.2%
1,500	Chelan County Public Utility District 1, Washington, Consolidated System Revenue Bonds, Refunding Series 2020A, 5.000%, 7/01/23	No Opt. Call	AA+	1,658,070
1,000	King County School District 406 Tukwila, Washington, General Obligation Bonds, Series 2016, 4.000%, 12/01/21	No Opt. Call	Aaa	1,025,550
1,370	King County School District 414 Lake Washington, Washington, General Obligation Bonds, Refunding Series 2020, 4.000%, 12/01/25	No Opt. Call	Aaa	1,587,583
1,955	King County, Washington, Sewer Revenue Bonds, Refunding Junior Lien Series 2020A, 0.625%, 1/01/32 (Mandatory Put 1/01/24)	7/23 at 100.00	AA	1,957,581
225	Port Everett, Washington, Revenue Bonds, Refunding Series 2016, 4.000%, 12/01/21	No Opt. Call	A2	230,522
1,590	Port of Seattle, Washington, General Obligation Bonds, Refunding Series 2011, 5.250%, 12/01/21 (AMT)	6/21 at 100.00	Aaa	1,602,513
	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015C:
1,000	5.000%, 4/01/21 (AMT)	No Opt. Call	AA-	1,000,000
1,000	5.000%, 4/01/22 (AMT)	No Opt. Call	AA-	1,045,650
3,360	5.000%, 4/01/24 (AMT)	No Opt. Call	AA-	3,784,402
	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2019:
1,000	5.000%, 4/01/21 (AMT)	No Opt. Call	AA-	1,000,000
2,000	5.000%, 4/01/24 (AMT)	No Opt. Call	AA-	2,252,620
1,775	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Refunding & Improvement Series 2016, 4.000%, 12/01/21	No Opt. Call	Baa2	1,806,737
274

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)
$ 2,150	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019B-1, 5.000%, 8/01/49 (Mandatory Put 8/01/24)	2/24 at 100.00	BBB+	2,406,667
2,550	Washington State, Federal Highway Grant Anticipation Revenue Bonds, Garvee - SR 520 Corridor Program, Series 2012F, 5.000%, 9/01/21	No Opt. Call	AA	2,600,107
2,000	Washington State, General Obligation Bonds, Various Purpose Series 2013D, 5.000%, 2/01/23	No Opt. Call	Aaa	2,177,580
24,475	Total Washington			26,135,582
	West Virginia – 0.3%
2,710	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Wheeling Power Company - Mitchell Project, Series 2013A, 3.000%, 6/01/37 (Mandatory Put 4/01/22) (AMT)	No Opt. Call	A-	2,783,631
	Wisconsin – 3.4%
	Kenosha, Wisconsin, General Obligation Bonds, Promissory Note Series 2020A:
350	2.000%, 5/01/23	No Opt. Call	AA	361,882
625	2.000%, 5/01/25	No Opt. Call	AA	658,219
	New Richmond School District, Wisconsin, St Croix County, General Obligation Bonds, Refunding Series 2021:
1,500	4.000%, 4/01/24	No Opt. Call	Aa2	1,652,700
600	5.000%, 4/01/26	No Opt. Call	Aa2	719,652
	Public Finance Authority of Wisconsin, Health Care Facilities Revenue Bonds, Blue Ridge HealthCare, Refunding Series 2020A:
400	5.000%, 1/01/22	No Opt. Call	A	413,528
300	5.000%, 1/01/23	No Opt. Call	A	323,613
200	5.000%, 1/01/24	No Opt. Call	A	223,178
400	5.000%, 1/01/26	No Opt. Call	A	474,096
	Public Finance Authority of Wisconsin, Hospital Revenue Bonds, Renown Regional Medical Center Project, Refunding Series 2020A:
700	5.000%, 6/01/24	No Opt. Call	A+	797,195
325	5.000%, 6/01/26	No Opt. Call	A+	393,195
	Racine Unified School District, Racine County, Wisconsin, General Obligation Bonds, Refunding Series 2021:
200	2.000%, 4/01/23	No Opt. Call	Aa3	206,818
475	2.000%, 4/01/24	No Opt. Call	Aa3	497,263
600	2.000%, 4/01/25	No Opt. Call	Aa3	633,148
250	Racine, Racine County, Wisconsin, General Obligation Bonds, Refunding Series 2020B, 4.000%, 12/01/24	No Opt. Call	AA-	279,550
1,360	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc, Series 2012, 5.000%, 6/01/27	6/22 at 100.00	A3	1,417,433
3,155	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Advocate Aurora Health Credit Group, Variable Rate Demand Series 2018B-3, 5.000%, 8/15/54 (Mandatory Put 1/31/24)	No Opt. Call	AA	3,556,221
275

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Agnesian HealthCare, Inc, Series 2017:
$ 1,050	5.000%, 7/01/21	No Opt. Call	A+	1,061,770
250	5.000%, 7/01/26	No Opt. Call	A+	301,572
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Bellin Memorial Hospital, Inc, Series 2019A:
75	5.000%, 12/01/23	No Opt. Call	A+	83,917
100	5.000%, 12/01/24	No Opt. Call	A+	115,382
110	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Bellin Memorial Hospital, Inc, Series 2019B, 3.000%, 12/01/24	No Opt. Call	A+	118,999
1,055	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Benevolent Corporation Cedar Community, Series 2017, 5.000%, 6/01/22	No Opt. Call	N/R	1,082,620
330	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Franciscan Sisters of Christian Charity Sponsored Ministry, Series 2017A, 5.000%, 9/01/21 (ETM)	No Opt. Call	BBB- (4)	336,237
3,745	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Marshfield Clinic Health System, Inc, Series 2020B-2, 5.000%, 2/15/51 (Mandatory Put 2/15/27)	8/26 at 100.00	A-	4,466,999
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint John's Communities Inc, Series 2018A:
500	4.000%, 9/15/21	No Opt. Call	BBB-	504,750
500	4.000%, 9/15/22	No Opt. Call	BBB-	514,810
455	4.000%, 9/15/23	No Opt. Call	BBB-	476,822
1,640	Wisconsin Rapids School District, Wood and Portage Counties, Wisconsin, General Obligation Bonds, Refunding Series 2020, 5.000%, 4/01/24	No Opt. Call	Aa3	1,852,888
	Wisconsin State, Master Lease Certificates of Participation, Series 2021A:
1,170	4.000%, 9/01/23	No Opt. Call	Aa2	1,274,085
1,545	4.000%, 9/01/24	No Opt. Call	Aa2	1,730,637
1,300	4.000%, 9/01/25	No Opt. Call	Aa2	1,492,097
25,265	Total Wisconsin			28,021,276
	Wyoming – 0.1%
710	Larmie County, Wyoming, Hospital Revenue Bonds, Cheyenne Regional Medical Center Project, Refunding Series 2021, 4.000%, 5/01/24	No Opt. Call	A	786,756
$ 695,996	Total Municipal Bonds (cost $741,035,349)			753,927,646

Shares	Description (1)	Value
	COMMON STOCKS – 0.1%
	Electric Utilities – 0.1%
22,152	Energy Harbor Corp (7), (8), (9)	$ 626,724
	Total Common Stocks (cost $751,144)	626,724
	Total Long-Term Investments (cost $741,786,493)	754,554,370

276

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 5.4%
	MUNICIPAL BONDS – 5.4%
	National – 0.9%
$ 7,500	JPMorgan Chase Putters/Drivers Trust Various States, Variable Rate Demand Obligations, Series 5028, 0.230%, 6/01/21 (AMT) (Mandatory Put 3/31/21), 144A	No Opt. Call	F1+	$ 7,500,000
	Alabama – 0.2%
1,795	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Variable Rate Demand Obligations, Series 2007A, 1.000%, 6/01/34 (Mandatory Put 6/26/25) (10)	No Opt. Call	A	1,815,912
	Arizona – 0.3%
2,000	Yavapai County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Variable Rate Demand Obligations, Series 2003A-2, 2.200%, 3/01/28 (AMT) (Mandatory Put 6/03/24) (10)	No Opt. Call	A-2	2,100,040
	Florida – 0.5%
4,000	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project, Variable Rate Demand Obligations, Series 2019A, 6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A (10)	6/21 at 103.00	N/R	3,940,440
	Indiana – 0.4%
3,250	Indiana Development Finance Authority, Solid Waste Disposal Revenue Refunding Bonds, Waste Management Inc Project, Variable Rate Demand Obligations, Series 2001, 2.950%, 10/01/31 (AMT) (Mandatory Put 10/01/21) (10)	No Opt. Call	A-2	3,290,268
	Louisiana – 0.3%
2,400	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Bonds, LOOP Inc Project, Variable Rate Demand Obligations, Series 2010B-1A, 2.000%, 10/01/40 (Mandatory Put 10/01/22) (10)	No Opt. Call	BBB+	2,420,784
	Missouri – 0.0%
310	Orchard Farm R-V School District, Saint Charles County, Missouri, Certificates of Participation, Variable Rate Demand Obligations, Series 2020, 3.000%, 4/01/21	No Opt. Call	N/R	310,000
	Nevada – 0.4%
3,000	Director of the State of Nevada Department of Business and Industry, Solid Waste Disposal Revenue Bonds, Republic Services Inc, Variable Rate Demand Obligations, Series 2001, 0.300%, 12/01/26 (AMT) (Mandatory Put 6/01/21), 144A (10)	No Opt. Call	A-2	3,000,000
	Oregon – 0.2%
1,200	Gilliam County, Oregon, Solid Waste Disposal Revenue Bonds, Waste Management Inc Project, Variable Rate Demand Obligations, Series 2003A, 2.400%, 7/01/38 (AMT) (Mandatory Put 5/02/22) (10)	No Opt. Call	A-2	1,225,452
	Utah – 0.9%
7,240	Weber County, Utah, Hospital Revenue Bonds, IHC Health Services Inc, Variable Rate Demand Obligations, Series 2000C, 0.060%, 2/15/35 (Mandatory Put 3/31/21) (10)	3/21 at 100.00	A-1+	7,240,000
	Virginia – 0.5%
277

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Virginia (continued)
$ 1,500	Charles City County Industrial Development Authority, Virginia, Solid Waste Disposal Facility Revenue Bonds, Waste Management, Inc, Variable Rate Demand Obligations, Series 2003, 2.400%, 8/01/27 (AMT) (Mandatory Put 5/02/22) (10)	No Opt. Call	A-2	$1,531,815
1,250	Gloucester County Industrial Development Authority, Virginia, Solid Waste Disposal Revenue Bonds, Waste Management Disposal Services of Virginia, Inc Project, Variable Rate Demand Obligations, Series 2003A, 2.400%, 9/01/38 (AMT) (Mandatory Put 5/02/22) (10)	No Opt. Call	A-2	1,276,512
1,470	Sussex County Industrial Development Authority, Virginia, Solid Waste Disposal Revenue Bonds, Atlantic Waste Disposal, Inc Project, Variable Rate Demand Obligations, Series 2003A, 2.400%, 6/01/28 (AMT) (Mandatory Put 5/02/22) (10)	No Opt. Call	A-2	1,501,179
4,220	Total Virginia			4,309,506
	Wisconsin – 0.8%
2,855	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Variable Rate Demand Obligations, Refunding Series 2016A-3, 2.000%, 7/01/29 (AMT) (Mandatory Put 6/01/21) (10)	No Opt. Call	A-2	2,862,023
3,715	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Advocate Aurora Health Credit Group, Variable Rate Demand Obligations, Series 2018B-2, 5.000%, 8/15/54 (Mandatory Put 1/25/23) (10)	No Opt. Call	AA	4,020,670
6,570	Total Wisconsin			6,882,693
$ 43,485	Total Short-Term Investments (cost $43,727,133)			44,035,095
	Total Investments (cost $785,513,626) – 97.7%			798,589,465
	Other Assets Less Liabilities – 2.3%			18,574,641
	Net Assets – 100%			$ 817,164,106
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	Common Stock received as part of the bankruptcy settlements during February 2020 for Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 0.000%, 12/01/23.
(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(9)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(10)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
278

Statement of Assets and Liabilities
March 31, 2021
	All-American	Intermediate Duration	Limited Term	Short Term
Assets
Long-term investments, at value (cost $7,650,947,090, $9,363,133,122, $7,243,601,144 and $741,786,493, respectively)	$8,179,287,986	$ 9,855,776,572	$7,477,400,427	$754,554,370
Short-term investments, at value (cost $18,327,270, $378,335,770, $330,300,446 and $43,727,133, respectively)	17,929,002	381,740,411	332,384,876	44,035,095
Cash	42,379	55,506,156	21,120,060	8,449,355
Receivable for:
Interest	93,178,994	105,152,103	77,900,648	9,206,167
Investments sold	25,548,827	50,349,305	57,752,286	11,903,511
Shares sold	25,137,540	20,364,039	22,079,090	3,569,323
Other assets	829,793	1,037,465	697,404	103,185
Total assets	8,341,954,521	10,469,926,051	7,989,334,791	831,821,006
Liabilities
Borrowings	27,500,000	—	—	—
Floating rate obligations	422,375,000	—	—	—
Payable for:
Dividends	4,485,943	7,524,073	2,452,825	261,957
Interest	814,031	—	—	—
Investments purchased - regular settlement	2,269,999	13,801,994	413,571	—
Investments purchased - when-issued/delayed-delivery settlement	6,654,519	74,986,165	99,677,008	13,182,289
Shares redeemed	14,020,759	13,826,034	9,263,421	558,011
Accrued expenses:
Management fees	2,532,264	3,291,859	2,195,864	272,235
Directors/Trustees fees	691,786	950,142	592,524	57,080
12b-1 distribution and service fees	796,455	223,608	353,561	70,310
Other	2,227,106	2,760,763	2,609,878	255,018
Total liabilities	484,367,862	117,364,638	117,558,652	14,656,900
Commitments and contingencies (as disclosed in Note 8)
Net assets	$7,857,586,659	$10,352,561,413	$7,871,776,139	$817,164,106

See accompanying notes to financial statements.
279

Statement of Assets and Liabilities (continued)
	All-American	Intermediate Duration	Limited Term	Short Term
Class A Shares
Net assets	$3,154,427,789	$ 967,315,088	$1,597,779,961	$329,108,963
Shares outstanding	260,895,596	101,125,344	141,179,555	32,341,000
Net asset value ("NAV") per share	$ 12.09	$ 9.57	$ 11.32	$ 10.18
Offering price per share (NAV per share plus maximum sales charge of 4.20%, 3.00%, 2.50% and 2.50%, respectively, of offering price)	$ 12.62	$ 9.87	$ 11.61	$ 10.44
Class C Shares
Net assets	$ 293,332,781	$ 65,565,641	$ 88,542,567	$ 16,519,422
Shares outstanding	24,264,233	6,853,431	7,853,186	1,627,695
NAV and offering price per share	$ 12.09	$ 9.57	$ 11.27	$ 10.15
Class C2 Shares
Net assets	$ 14,261,963	$ 4,514,046	$ 13,319,695	$ 2,379,207
Shares outstanding	1,178,527	471,068	1,178,799	234,008
NAV and offering price per share	$ 12.10	$ 9.58	$ 11.30	$ 10.17
Class R6 Shares
Net assets	$ 114,355,438	$ —	$ —	$ —
Shares outstanding	9,406,997	—	—	—
NAV and offering price per share	$ 12.16	$ —	$ —	$ —
Class I Shares
Net assets	$4,281,208,688	$ 9,315,166,638	$6,172,133,916	$469,156,514
Shares outstanding	352,519,489	970,719,374	547,302,354	46,049,203
NAV and offering price per share	$ 12.14	$ 9.60	$ 11.28	$ 10.19
Fund level net assets consist of:
Capital paid-in	$7,457,746,305	$ 9,894,537,141	$7,675,142,250	$805,462,280
Total distributable earnings	399,840,354	458,024,272	196,633,889	11,701,826
Fund level net assets	$7,857,586,659	$10,352,561,413	$7,871,776,139	$817,164,106
Authorized shares - per class	Unlimited	Unlimited	Unlimited	2 billion
Par value per share	$ 0.01	$ 0.001	$ 0.01	$ 0.0001
See accompanying notes to financial statements.
280

Statement of Operations
Year Ended March 31, 2021
	All-American	Intermediate Duration	Limited Term	Short Term
Investment Income	$245,243,206	$258,329,825	$133,696,868	$13,591,263
Expenses
Management fees	26,066,069	35,567,734	23,353,809	3,073,335
12b-1 service fees - Class A Shares	5,283,231	1,735,712	2,859,987	583,023
12b-1 distribution and service fees - Class C Shares	2,677,671	637,653	885,153	180,282
12b-1 distribution and service fees - Class C2 Shares	498,846	136,287	361,210	20,616
Shareholder servicing agent fees	2,380,799	3,456,575	2,924,602	253,393
Interest expense	2,042,521	209,817	134,530	16,679
Custodian fees	504,261	591,376	484,552	93,915
Professional fees	325,959	401,947	286,544	50,326
Trustees fees	189,680	262,834	197,790	22,257
Shareholder reporting expenses	393,191	565,278	450,072	58,665
Federal and state registration fees	548,365	346,722	454,347	143,885
Other	48,715	68,157	56,294	10,055
Total expenses	40,959,308	43,980,092	32,448,890	4,506,431
Net investment income (loss)	204,283,898	214,349,733	101,247,978	9,084,832
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(19,246,567)	(9,932,303)	(3,800,073)	2,678
Futures contracts	(1,335,976)	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	346,830,823	315,666,890	193,411,331	12,703,499
Futures contracts	1,353,022	—	—	—
Net realized and unrealized gain (loss)	327,601,302	305,734,587	189,611,258	12,706,177
Net increase (decrease) in net assets from operations	$531,885,200	$520,084,320	$290,859,236	$21,791,009
See accompanying notes to financial statements.
281

Statement of Changes in Net Assets
	All-American		Intermediate Duration
	Year Ended 3/31/21	Year Ended 3/31/20	Year Ended 3/31/21	Year Ended 3/31/20
Operations
Net investment income (loss)	$ 204,283,898	$ 159,773,941	$ 214,349,733	$ 216,128,206
Net realized gain (loss) from:
Investments	(19,246,567)	(17,874,162)	(9,932,303)	(686,560)
Futures contracts	(1,335,976)	(2,339,196)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	346,830,823	(76,490,849)	315,666,890	(70,381,711)
Futures contracts	1,353,022	(907,084)	—	—
Net increase (decrease) in net assets from operations	531,885,200	62,162,650	520,084,320	145,059,935
Distributions to Shareholders
Dividends:
Class A Shares	(81,123,930)	(65,545,230)	(20,215,019)	(17,992,649)
Class C Shares	(6,076,930)	(5,700,740)	(964,927)	(982,703)
Class C2 Shares	(1,694,048)	(3,409,194)	(325,755)	(751,531)
Class R6 Shares	(2,618,935)	(945,871)	—	—
Class I Shares	(118,819,419)	(95,386,808)	(210,955,887)	(205,452,051)
Return of capital:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class C2 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(210,333,262)	(170,987,843)	(232,461,588)	(225,178,934)
Fund Share Transactions
Fund reorganization(1)	360,774,817	—	—	—
Proceeds from sale of shares	2,896,007,035	2,640,135,458	4,088,450,020	3,724,771,938
Proceeds from shares issued to shareholders due to reinvestment of distributions	160,214,162	129,017,874	143,553,431	140,287,979
	3,416,996,014	2,769,153,332	4,232,003,451	3,865,059,917
Cost of shares redeemed	(1,481,377,443)	(1,132,846,984)	(2,797,262,006)	(1,987,525,001)
Net increase (decrease) in net assets from Fund share transactions	1,935,618,571	1,636,306,348	1,434,741,445	1,877,534,916
Net increase (decrease) in net assets	2,257,170,509	1,527,481,155	1,722,364,177	1,797,415,917
Net assets at the beginning of period	5,600,416,150	4,072,934,995	8,630,197,236	6,832,781,319
Net assets at the end of period	$ 7,857,586,659	$ 5,600,416,150	$10,352,561,413	$ 8,630,197,236

(1)	Refer to Note 1 – General Information and Note 10 – Fund Reorganization for further details.

See accompanying notes to financial statements.
282

Statement of Changes in Net Assets (continued)
	Limited Term		Short Term
	Year Ended 3/31/21	Year Ended 3/31/20	Year Ended 3/31/21	Year Ended 3/31/20
Operations
Net investment income (loss)	$ 101,247,978	$ 118,225,462	$ 9,084,832	$ 10,262,491
Net realized gain (loss) from:
Investments	(3,800,073)	(10,433,665)	2,678	145,650
Futures contracts	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	193,411,331	(40,751,233)	12,703,499	(3,977,366)
Futures contracts	—	—	—	—
Net increase (decrease) in net assets from operations	290,859,236	67,040,564	21,791,009	6,430,775
Distributions to Shareholders
Dividends:
Class A Shares	(23,285,932)	(21,992,347)	(3,972,567)	(2,449,476)
Class C Shares	(798,670)	(973,185)	(104,616)	(56,925)
Class C2 Shares	(901,317)	(2,400,537)	(38,822)	(53,041)
Class R6 Shares	—	—	—	—
Class I Shares	(97,064,632)	(92,830,538)	(7,146,886)	(7,556,394)
Return of capital:
Class A Shares	(1,633,980)	—	—	—
Class C Shares	(56,043)	—	—	—
Class C2 Shares	(63,246)	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	(6,810,971)	—	—	—
Decrease in net assets from distributions to shareholders	(130,614,791)	(118,196,607)	(11,262,891)	(10,115,836)
Fund Share Transactions
Fund reorganization(1)	—	—	—	—
Proceeds from sale of shares	3,650,856,595	2,390,214,258	437,620,628	392,472,117
Proceeds from shares issued to shareholders due to reinvestment of distributions	93,391,623	79,784,212	7,853,315	6,713,244
	3,744,248,218	2,469,998,470	445,473,943	399,185,361
Cost of shares redeemed	(1,912,177,897)	(1,845,698,380)	(360,588,985)	(276,554,316)
Net increase (decrease) in net assets from Fund share transactions	1,832,070,321	624,300,090	84,884,958	122,631,045
Net increase (decrease) in net assets	1,992,314,766	573,144,047	95,413,076	118,945,984
Net assets at the beginning of period	5,879,461,373	5,306,317,326	721,751,030	602,805,046
Net assets at the end of period	$ 7,871,776,139	$ 5,879,461,373	$ 817,164,106	$ 721,751,030

(1)	Refer to Note 1 – General Information and Note 10 – Fund Reorganization for further details.
See accompanying notes to financial statements.
283

Financial Highlights
All-American
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/88)
March 31, 2021	$11.49	$0.35	$ 0.62	$ 0.97	$(0.37)	$ —	$(0.37)	$12.09
March 31, 2020	11.60	0.36	(0.07)	0.29	(0.40)	—	(0.40)	11.49
March 31, 2019	11.44	0.42	0.15	0.57	(0.41)	—	(0.41)	11.60
March 31, 2018	11.34	0.43	0.10	0.53	(0.43)	—	(0.43)	11.44
March 31, 2017(e)	11.80	0.39	(0.46)	(0.07)	(0.39)	—	(0.39)	11.34
April 30, 2016	11.57	0.43	0.23	0.66	(0.43)	—	(0.43)	11.80
Class C (2/14)
March 31, 2021	11.48	0.26	0.62	0.88	(0.27)	—	(0.27)	12.09
March 31, 2020	11.60	0.27	(0.09)	0.18	(0.30)	—	(0.30)	11.48
March 31, 2019	11.44	0.33	0.15	0.48	(0.32)	—	(0.32)	11.60
March 31, 2018	11.35	0.33	0.10	0.43	(0.34)	—	(0.34)	11.44
March 31, 2017(e)	11.80	0.31	(0.46)	(0.15)	(0.30)	—	(0.30)	11.35
April 30, 2016	11.58	0.33	0.23	0.56	(0.34)	—	(0.34)	11.80
Class C2 (6/93)
March 31, 2021	11.49	0.29	0.62	0.91	(0.30)	—	(0.30)	12.10
March 31, 2020	11.61	0.30	(0.09)	0.21	(0.33)	—	(0.33)	11.49
March 31, 2019	11.44	0.36	0.15	0.51	(0.34)	—	(0.34)	11.61
March 31, 2018	11.35	0.36	0.09	0.45	(0.36)	—	(0.36)	11.44
March 31, 2017(e)	11.80	0.33	(0.45)	(0.12)	(0.33)	—	(0.33)	11.35
April 30, 2016	11.58	0.36	0.23	0.59	(0.37)	—	(0.37)	11.80
Class R6 (6/16)
March 31, 2021	11.55	0.38	0.62	1.00	(0.39)	—	(0.39)	12.16
March 31, 2020	11.66	0.38	(0.06)	0.32	(0.43)	—	(0.43)	11.55
March 31, 2019	11.49	0.45	0.15	0.60	(0.43)	—	(0.43)	11.66
March 31, 2018	11.39	0.46	0.09	0.55	(0.45)	—	(0.45)	11.49
March 31, 2017(f)	12.09	0.34	(0.71)	(0.37)	(0.33)	—	(0.33)	11.39
Class I (2/97)
March 31, 2021	11.54	0.38	0.61	0.99	(0.39)	—	(0.39)	12.14
March 31, 2020	11.65	0.38	(0.07)	0.31	(0.42)	—	(0.42)	11.54
March 31, 2019	11.49	0.44	0.15	0.59	(0.43)	—	(0.43)	11.65
March 31, 2018	11.39	0.45	0.10	0.55	(0.45)	—	(0.45)	11.49
March 31, 2017(e)	11.85	0.41	(0.46)	(0.05)	(0.41)	—	(0.41)	11.39
April 30, 2016	11.62	0.45	0.24	0.69	(0.46)	—	(0.46)	11.85
284

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

8.51%	$3,154,428	0.69%	0.66%	2.98%	19%
2.41	2,255,358	0.70	0.67	3.10	14
5.11	1,554,833	0.73	0.69	3.68	29
4.66	1,325,011	0.72	0.69	3.69	14
(0.66)	1,136,311	0.73*	0.70*	3.66*	24
5.85	1,170,705	0.70	0.70	3.68	13

7.73	293,333	1.49	1.46	2.18	19
1.52	244,369	1.50	1.47	2.31	14
4.29	195,053	1.53	1.49	2.88	29
3.76	186,999	1.52	1.49	2.89	14
(1.38)	163,496	1.52*	1.49*	2.87*	24
5.04	116,024	1.50	1.50	2.86	13

8.00	14,262	1.24	1.21	2.45	19
1.76	94,705	1.25	1.22	2.60	14
4.60	142,450	1.28	1.24	3.12	29
3.98	217,048	1.27	1.24	3.15	14
(1.07)	264,617	1.28*	1.25*	3.11*	24
5.22	308,100	1.25	1.25	3.13	13

8.79	114,355	0.45	0.42	3.19	19
2.65	41,526	0.47	0.44	3.29	14
5.40	12,469	0.49	0.45	3.90	29
4.86	6,725	0.48	0.45	3.94	14
(3.04)	6,674	0.49*	0.46*	3.95*	24

8.69	4,281,209	0.49	0.45	3.17	19
2.60	2,964,458	0.50	0.47	3.31	14
5.31	2,168,129	0.53	0.49	3.88	29
4.86	1,979,364	0.52	0.49	3.89	14
(0.47)	1,654,217	0.53*	0.50*	3.86*	24
6.05	1,417,738	0.50	0.50	3.88	13
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 9 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	For the eleven months ended March 31, 2017.
(f)	For the period June 30, 2016 (commencement of operations) through March 31, 2017.
*	Annualized.
See accompanying notes to financial statements.
285

Financial Highlights (continued)
Intermediate Duration
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/95)
March 31, 2021	$9.26	$0.20	$ 0.33	$ 0.53	$(0.22)	$ —	$(0.22)	$9.57
March 31, 2020	9.29	0.23	(0.02)	0.21	(0.24)	—	(0.24)	9.26
March 31, 2019	9.07	0.26	0.21	0.47	(0.25)	—	(0.25)	9.29
March 31, 2018	9.03	0.27	0.02	0.29	(0.25)	—	(0.25)	9.07
March 31, 2017(f)	9.40	0.23	(0.36)	(0.13)	(0.23)	(0.01)	(0.24)	9.03
April 30, 2016	9.22	0.26	0.18	0.44	(0.26)	—	(0.26)	9.40
Class C (2/14)
March 31, 2021	9.26	0.13	0.32	0.45	(0.14)	—	(0.14)	9.57
March 31, 2020	9.29	0.16	(0.02)	0.14	(0.17)	—	(0.17)	9.26
March 31, 2019	9.08	0.19	0.20	0.39	(0.18)	—	(0.18)	9.29
March 31, 2018	9.03	0.19	0.04	0.23	(0.18)	—	(0.18)	9.08
March 31, 2017(f)	9.40	0.16	(0.35)	(0.19)	(0.17)	(0.01)	(0.18)	9.03
April 30, 2016	9.23	0.18	0.18	0.36	(0.19)	—	(0.19)	9.40
Class C2 (6/95)
March 31, 2021	9.27	0.15	0.33	0.48	(0.17)	—	(0.17)	9.58
March 31, 2020	9.29	0.18	(0.01)	0.17	(0.19)	—	(0.19)	9.27
March 31, 2019	9.09	0.21	0.19	0.40	(0.20)	—	(0.20)	9.29
March 31, 2018	9.04	0.22	0.04	0.26	(0.21)	—	(0.21)	9.09
March 31, 2017(f)	9.41	0.18	(0.35)	(0.17)	(0.19)	(0.01)	(0.20)	9.04
April 30, 2016	9.24	0.21	0.17	0.38	(0.21)	—	(0.21)	9.41
Class I (11/76)
March 31, 2021	9.29	0.22	0.33	0.55	(0.24)	—	(0.24)	9.60
March 31, 2020	9.31	0.25	(0.01)	0.24	(0.26)	—	(0.26)	9.29
March 31, 2019	9.10	0.28	0.20	0.48	(0.27)	—	(0.27)	9.31
March 31, 2018	9.05	0.29	0.03	0.32	(0.27)	—	(0.27)	9.10
March 31, 2017(f)	9.42	0.25	(0.36)	(0.11)	(0.25)	(0.01)	(0.26)	9.05
April 30, 2016	9.25	0.28	0.17	0.45	(0.28)	—	(0.28)	9.42
286

	Ratios/Supplemental Data
		Ratios to Average Net Assets (c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

5.79%	$ 967,315	0.64%	0.64%	2.12%	18%
2.28	768,267	0.65	0.65	2.45	22
5.29	603,262	0.67	0.67	2.86	15
3.25	525,754	0.68	0.68	2.90	18
(1.40)	505,589	0.69*	0.69*	2.70*	24
4.83	1,076,822	0.68	0.68	2.77	18

4.93	65,566	1.44	1.44	1.33	18
1.48	59,004	1.45	1.45	1.65	22
4.35	48,182	1.47	1.47	2.06	15
2.56	46,897	1.48	1.48	2.11	18
(2.10)	45,483	1.49*	1.49*	1.91*	24
3.91	35,070	1.48	1.48	1.99	18

5.19	4,514	1.19	1.19	1.61	18
1.85	27,376	1.20	1.20	1.92	22
4.51	43,300	1.22	1.22	2.31	15
2.82	66,052	1.23	1.23	2.36	18
(1.86)	85,193	1.24*	1.24*	2.16*	24
4.17	101,168	1.24	1.24	2.28	18

5.97	9,315,167	0.44	0.44	2.32	18
2.58	7,775,550	0.45	0.45	2.65	22
5.37	6,138,037	0.47	0.47	3.06	15
3.56	4,782,475	0.48	0.48	3.11	18
(1.22)	4,485,912	0.49*	0.49*	2.91*	24
4.91	3,979,824	0.49	0.49	3.02	18

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates for more information.
(d)	The expense ratios reflect, among other things, the interest expense and fees paid on borrowings, as described in Note 9 – Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(f)	For the eleven months ended March 31, 2017.
*	Annualized.
See accompanying notes to financial statements.
287

Financial Highlights (continued)
Limited Term
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (10/ 87)
March 31, 2021	$11.02	$0.15	$ 0.35	$ 0.50	$(0.19)	$ —	$(0.01)	$(0.20)	$11.32
March 31, 2020	11.08	0.22	(0.06)	0.16	(0.22)	—	—	(0.22)	11.02
March 31, 2019	10.83	0.23	0.23	0.46	(0.21)	—	—	(0.21)	11.08
March 31, 2018	10.88	0.21	(0.06)	0.15	(0.20)	—	—	(0.20)	10.83
March 31, 2017(f)	11.17	0.17	(0.28)	(0.11)	(0.18)	—	—	(0.18)	10.88
April 30, 2016	11.10	0.20	0.08	0.28	(0.21)	—	—	(0.21)	11.17
Class C (02/ 14)
March 31, 2021	10.98	0.06	0.34	0.40	(0.10)	—	(0.01)	(0.11)	11.27
March 31, 2020	11.04	0.13	(0.06)	0.07	(0.13)	—	—	(0.13)	10.98
March 31, 2019	10.78	0.14	0.24	0.38	(0.12)	—	—	(0.12)	11.04
March 31, 2018	10.83	0.12	(0.06)	0.06	(0.11)	—	—	(0.11)	10.78
March 31, 2017(f)	11.12	0.09	(0.28)	(0.19)	(0.10)	—	—	(0.10)	10.83
April 30, 2016	11.06	0.12	0.07	0.19	(0.13)	—	—	(0.13)	11.12
Class C2 (12/ 95)
March 31, 2021	11.00	0.12	0.34	0.46	(0.15)	—	(0.01)	(0.16)	11.30
March 31, 2020	11.06	0.18	(0.06)	0.12	(0.18)	—	—	(0.18)	11.00
March 31, 2019	10.80	0.19	0.24	0.43	(0.17)	—	—	(0.17)	11.06
March 31, 2018	10.85	0.17	(0.06)	0.11	(0.16)	—	—	(0.16)	10.80
March 31, 2017(f)	11.13	0.14	(0.28)	(0.14)	(0.14)	—	—	(0.14)	10.85
April 30, 2016	11.06	0.17	0.06	0.23	(0.16)	—	—	(0.16)	11.13
Class I (02/ 97)
March 31, 2021	10.98	0.17	0.35	0.52	(0.21)	—	(0.01)	(0.22)	11.28
March 31, 2020	11.04	0.24	(0.06)	0.18	(0.24)	—	—	(0.24)	10.98
March 31, 2019	10.79	0.25	0.23	0.48	(0.23)	—	—	(0.23)	11.04
March 31, 2018	10.83	0.23	(0.05)	0.18	(0.22)	—	—	(0.22)	10.79
March 31, 2017(f)	11.12	0.19	(0.28)	(0.09)	(0.20)	—	—	(0.20)	10.83
April 30, 2016	11.05	0.23	0.06	0.29	(0.22)	—	—	(0.22)	11.12
288

		Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

4.55%	$1,597,780	0.61%	0.61%	1.31%	0.61%	0.61%	1.31%	18%
1.43	1,236,659	0.62	0.61	1.97	0.62	0.61	1.97	22
4.27	1,015,540	0.63	0.63	2.07	0.63	0.63	2.07	27
1.36	998,226	0.62	0.62	1.92	0.62	0.62	1.92	21
(0.99)	1,094,434	0.63*	0.63*	1.72*	0.63*	0.63*	1.72*	26
2.50	1,208,642	0.63	0.63	1.84	0.63	0.63	1.84	20

3.64	88,543	1.41	1.41	0.53	1.41	1.41	0.53	18
0.62	88,648	1.42	1.41	1.17	1.42	1.41	1.17	22
3.52	83,991	1.43	1.43	1.27	1.43	1.43	1.27	27
0.53	93,327	1.42	1.42	1.12	1.42	1.42	1.12	21
(1.74)	112,035	1.43*	1.43*	0.92*	1.43*	1.43*	0.92*	26
1.71	90,330	1.43	1.43	1.04	1.36	1.36	1.11	20

4.17	13,320	0.96	0.96	1.03	0.96	0.96	1.03	18
1.05	106,385	0.97	0.96	1.62	0.97	0.96	1.62	22
3.97	192,174	0.98	0.98	1.71	0.98	0.98	1.71	27
0.97	292,436	0.97	0.97	1.57	0.97	0.97	1.57	21
(1.25)	383,282	0.98*	0.98*	1.37*	0.98*	0.98*	1.37*	26
2.12	461,558	0.98	0.98	1.50	0.98	0.98	1.50	20

4.76	6,172,134	0.41	0.41	1.51	0.41	0.41	1.51	18
1.63	4,447,770	0.42	0.41	2.17	0.42	0.41	2.17	22
4.46	4,014,613	0.43	0.43	2.27	0.43	0.43	2.27	27
1.62	3,225,826	0.42	0.42	2.12	0.42	0.42	2.12	21
(0.85)	3,012,577	0.43*	0.43*	1.92*	0.43*	0.43*	1.92*	26
2.68	2,744,568	0.43	0.43	2.04	0.43	0.43	2.04	20

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. During the fiscal year ended April 30, 2016, the Adviser agreed to waive 0.25% of the 12b-1 distribution and/or service fees for Class C Shares through August 31, 2015. After August 31, 2015, the Adviser is no longer waiving fees or reimbursing expenses for Class C Shares.
(d)	The expense ratios reflect, among other things, the interest expense and fees paid on borrowings, as described in Note 9 – Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(f)	For the eleven months ended March 31, 2017.
*	Annualized.
See accompanying notes to financial statements.
289

Financial Highlights (continued)
Short Term
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/02)
March 31, 2021	$10.03	$0.11	$ 0.18	$ 0.29	$(0.14)	$ —	$(0.14)	$10.18
March 31, 2020	10.09	0.16	(0.06)	0.10	(0.16)	—	(0.16)	10.03
March 31, 2019	9.98	0.14	0.10	0.24	(0.13)	—	(0.13)	10.09
March 31, 2018	10.04	0.11	(0.07)	0.04	(0.10)	—	(0.10)	9.98
March 31, 2017(e)	10.12	0.09	(0.08)	0.01	(0.09)	—	(0.09)	10.04
April 30, 2016	10.11	0.10	—**	0.10	(0.09)	—	(0.09)	10.12
Class C (2/14)
March 31, 2021	10.00	0.03	0.18	0.21	(0.06)	—	(0.06)	10.15
March 31, 2020	10.06	0.08	(0.06)	0.02	(0.08)	—	(0.08)	10.00
March 31, 2019	9.96	0.06	0.09	0.15	(0.05)	—	(0.05)	10.06
March 31, 2018	10.02	0.03	(0.07)	(0.04)	(0.02)	—	(0.02)	9.96
March 31, 2017(e)	10.11	0.02	(0.09)	(0.07)	(0.02)	—	(0.02)	10.02
April 30, 2016	10.10	0.03	0.01	0.04	(0.03)	—	(0.03)	10.11
Class C2 (8/11)
March 31, 2021	10.02	0.08	0.17	0.25	(0.10)	—	(0.10)	10.17
March 31, 2020	10.08	0.12	(0.06)	0.06	(0.12)	—	(0.12)	10.02
March 31, 2019	9.97	0.11	0.09	0.20	(0.09)	—	(0.09)	10.08
March 31, 2018	10.03	0.07	(0.06)	0.01	(0.07)	—	(0.07)	9.97
March 31, 2017(e)	10.11	0.06	(0.08)	(0.02)	(0.06)	—	(0.06)	10.03
April 30, 2016	10.10	0.06	0.01	0.07	(0.06)	—	(0.06)	10.11
Class I (10/02)
March 31, 2021	10.04	0.13	0.18	0.31	(0.16)	—	(0.16)	10.19
March 31, 2020	10.10	0.18	(0.06)	0.12	(0.18)	—	(0.18)	10.04
March 31, 2019	9.99	0.16	0.10	0.26	(0.15)	—	(0.15)	10.10
March 31, 2018	10.04	0.13	(0.06)	0.07	(0.12)	—	(0.12)	9.99
March 31, 2017(e)	10.13	0.11	(0.10)	0.01	(0.10)	—	(0.10)	10.04
April 30, 2016	10.11	0.12	0.01	0.13	(0.11)	—	(0.11)	10.13
290

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

2.90%	$329,109	0.68%	1.08%	0.68%	1.08%	38%
0.96	259,148	0.69	1.57	0.69	1.57	37
2.42	156,526	0.72	1.44	0.72	1.44	45
0.41	168,828	0.72	1.09	0.72	1.09	28
0.08	187,573	0.71*	0.97*	0.71*	0.97*	44
1.01	174,484	0.71	0.97	0.71	0.97	24

2.08	16,519	1.48	0.29	1.48	0.29	38
0.16	17,781	1.49	0.77	1.49	0.77	37
1.53	6,879	1.52	0.64	1.52	0.64	45
(0.37)	8,193	1.52	0.29	1.52	0.29	28
(0.73)	10,069	1.51*	0.17*	1.51*	0.17*	44
0.41	6,971	1.51	0.17	1.38	0.30	24

2.54	2,379	1.03	0.74	1.03	0.74	38
0.60	4,135	1.04	1.21	1.04	1.21	37
2.05	6,147	1.06	1.07	1.06	1.07	45
0.05	9,384	1.07	0.74	1.07	0.74	28
(0.25)	12,097	1.06*	0.62*	1.06*	0.62*	44
0.65	13,325	1.06	0.62	1.06	0.62	24

3.10	469,157	0.48	1.28	0.48	1.28	38
1.16	440,687	0.49	1.77	0.49	1.77	37
2.62	433,253	0.52	1.64	0.52	1.64	45
0.69	401,052	0.51	1.29	0.51	1.29	28
0.14	430,038	0.51*	1.17*	0.51*	1.17*	44
1.29	454,620	0.51	1.16	0.51	1.16	24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. During the fiscal year ended April 30, 2016, the Advisor agreed to waive 0.45% of the 12b-1 distribution and/or service fees for Class C Shares through August 31, 2015. After August 31, 2015, the Adviser is no longer waiving fees or reimbursing expenses for Class C Shares.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	For the eleven months ended March 31, 2017.
*	Annualized.
**	Rounds to less than $0.01 per share.
See accompanying notes to financial statements.
291

Notes to Financial Statements
1.  General Information
Trust and Fund Information
Nuveen Municipal Trust and Nuveen Investment Funds, Inc. (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940, (the "1940 Act"), as amended. Nuveen Municipal Trust is comprised of Nuveen All-American Municipal Bond Fund (“All-American”), Nuveen Intermediate Duration Municipal Bond Fund (“Intermediate Duration”) and Nuveen Limited Term Municipal Bond Fund (“Limited Term”), among others, and Nuveen Investment Funds, Inc. is comprised of Nuveen Short Term Municipal Bond Fund (“Short Term”), among others, (each a “Fund” and collectively, the “Funds”), as diversified funds. Nuveen Municipal Trust was organized as a Massachusetts business trust on July 1, 1996. Nuveen Investment Funds, Inc. was incorporated in the State of Maryland on August 20, 1987. The Funds, were each organized as a series of predecessor trusts or corporations prior to that date.
The end of the reporting period for the Funds is March 31, 2021, and the period covered by these Notes to Financial Statements is the fiscal year ended March 31, 2021 (the "current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Fund Reorganization
During May 2020, the Funds’ Board of Directors/Trustees (the “Board”) approved the merger of Nuveen Tennessee Municipal Bond Fund (the “Target Fund”) into All-American (the “Acquiring Fund”) (the “Reorganization”). During September 28, 2020, shareholders of the Target Fund approved the Reorganization. The Reorganization was effective after the close of business on January 8, 2021.
Upon the closing of the Reorganization, the Target Fund transferred its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund. The Target Fund was then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of the Target Fund became shareholders of the Acquiring Fund. Each Target Fund shareholder received shares of the Acquiring Fund, the aggregate net asset value (“NAV”) of which is equal to the aggregate NAV of the shares of the Target Fund held immediately prior to the Reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled).
For accounting and performance reporting purposes, the Acquiring Fund is the survivor. Details of the Reorganization are further described in Note 10  –  Fund Reorganization.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $250,000 or more are sold at NAV without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% (0.70% for Limited Term and Short Term) if redeemed within eighteen months (twelve months for shares of Short Term) of purchase. Class C Shares are sold without an up-front sales charge. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C and C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C and Class C2 Shares automatically convert to Class A Shares eight years (ten years prior to March 1, 2021) after purchase. Class R6 Shares and Class I Shares are sold without an up-front sale charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds' normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
292

2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services — Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
Neither Trust pays compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the each Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under each Trust’s organizational documents, its officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of dividend income, which is recorded on the ex-dividend date. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Investment Income, is also comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and the amortization of premium for financial reporting purposes. Investment Income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative value of the settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update ("ASU") 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Fi-
293

Notes to Financial Statements (continued)
nancial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.
Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework
In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds' financial statements.
3.  Investment Valuation and Fair Value Measurements
The Funds' investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.
Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
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The following table summarizes the market value of the Funds' investments as of the end of the reporting period, based on the inputs used to value them:
All-American	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$8,152,873,335	$6,066,564**	$8,158,939,899
Common Stocks	—	20,348,087***	—	20,348,087
Short-Term Investments*:
Municipal Bonds	—	17,929,002	—	17,929,002
Total	$ —	$8,191,150,424	$6,066,564	$8,197,216,988

Intermediate Duration	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$ 9,780,364,557	$ —	$ 9,780,364,557
Common Stocks	—	75,412,015***	—	75,412,015
Short-Term Investments*:
Municipal Bonds	—	381,740,411	—	381,740,411
Total	$ —	$10,237,516,983	$ —	$10,237,516,983

Limited Term	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$7,397,803,318	$ —	$7,397,803,318
Common Stocks	—	79,597,109***	—	79,597,109
Short-Term Investments*:
Municipal Bonds	—	332,384,876	—	332,384,876
Total	$ —	$7,809,785,303	$ —	$7,809,785,303

Short Term	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$753,927,646	$ —	$753,927,646
Common Stocks	—	626,724***	—	626,724
Short-Term Investments*:
Municipal Bonds	—	44,035,095	—	44,035,095
Total	$ —	$798,589,465	$ —	$798,589,465

*	Refer to the Fund's Portfolio of Investments for state and or/industry classifications, where applicable.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.
***	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
The Funds hold liabilities in floating rate obligations and preferred shares, where applicable, which are not reflected in the tables above. The fair values of the Funds' liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described in Note 4 - Portfolio Securities and Investments in Derivatives. The fair values of the Funds' liabilities for preferred shares approximate their liquidation preference. Preferred shares are generally classified as Level 2 and further described in Note 5 - Fund Shares.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s down-
295

Notes to Financial Statements (continued)
side investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	All-American	Intermediate Duration	Limited Term	Short Term
Floating rate obligations: self-deposited Inverse Floaters	$422,375,000	$ —	$ —	$ —
Floating rate obligations: externally-deposited Inverse Floaters	7,500,000	12,490,000	—	—
Total	$429,875,000	$12,490,000	$ —	$ —
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	All-American	Intermediate Duration	Limited Term	Short Term
Average floating rate obligations outstanding	$239,542,151	$ —	$ —	$ —
Average annual interest rate and fees	0.70%	—%	—%	—%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
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The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, the Funds maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations - Recourse Trusts	All-American	Intermediate Duration	Limited Term	Short Term
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$422,375,000	$ —	$ —	$ —
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	7,500,000	12,490,000	—	—
Total	$429,875,000	$12,490,000	$ —	$ —
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period, were as follows:
	All-American	Intermediate Duration	Limited Term	Short Term
Purchases	$3,303,289,263	$2,704,438,667	$2,914,538,302	$351,263,067
Sales and maturities	1,322,121,957	1,661,283,923	1,234,646,825	277,556,593
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Futures Contracts
Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-
297

Notes to Financial Statements (continued)
market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
During the current fiscal period, All-American managed the duration of its portfolio by shorting interest rate futures contracts.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:
All-American
Average notional amount of futures contracts outstanding*	$17,821,038

*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the the end of each fiscal quarter within the current fiscal period.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
All-American	Interest rate	Futures contracts	$(1,335,976)	$1,353,022
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
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5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 3/31/21		Year Ended 3/31/20
All-American	Shares	Amount	Shares	Amount
Shares issued in the Reorganization(1):
Class A	19,156,801	$ 233,188,419	—	$ —
Class C	1,274,834	15,515,776	—	—
Class C2	802,614	9,776,220	—	—
Class R6	—	—	—	—
Class I	8,366,710	102,294,402	—	—
Shares sold:
Class A	80,857,717	962,165,430	93,051,950	1,103,470,230
Class A – automatic conversion of Class C Shares	1,251	15,083	7,739	91,680
Class A – automatic conversion of Class C2 Shares	51,474	553,514	32,396	390,340
Class C	6,255,688	74,146,100	7,030,334	83,408,450
Class C2	101,075	1,163,037	123,826	1,475,137
Class R6	6,843,048	81,553,997	3,397,004	40,545,354
Class I	149,187,998	1,776,409,874	118,371,609	1,410,754,267
Shares issued to shareholders due to reinvestment of distributions:
Class A	5,962,370	70,900,096	4,757,837	56,618,097
Class C	435,678	5,176,284	397,214	4,723,135
Class C2	126,220	1,495,069	215,060	2,556,794
Class R6	179,326	2,148,951	77,813	931,330
Class I	6,737,075	80,493,762	5,371,588	64,188,518
	286,339,879	3,416,996,014	232,834,370	2,769,153,332
Shares redeemed:
Class A	(41,478,513)	(492,570,402)	(35,539,224)	(415,210,763)
Class C	(4,979,389)	(59,143,807)	(2,957,217)	(34,872,286)
Class C – automatic conversion to Class A Shares	(1,251)	(15,083)	(7,743)	(91,680)
Class C2	(8,040,319)	(96,290,818)	(4,340,296)	(51,788,782)
Class C2 – automatic conversion to Class A Shares	(51,445)	(553,514)	(32,394)	(390,340)
Class R6	(1,212,137)	(14,402,426)	(947,501)	(11,256,058)
Class I	(68,735,963)	(818,401,393)	(52,892,750)	(619,237,075)
	(124,499,017)	(1,481,377,443)	(96,717,125)	(1,132,846,984)
Net increase (decrease)	161,840,862	$ 1,935,618,571	136,117,245	$ 1,636,306,348

(1)	Refer to Note 1 – General Information and Note 10 – Fund Reorganization for further details.

	Year Ended 3/31/21		Year Ended 3/31/20
Intermediate Duration	Shares	Amount	Shares	Amount
Shares sold:
Class A	35,164,259	$ 334,214,277	31,399,817	$ 296,537,133
Class A – automatic conversion of Class C2 Shares	9,288	88,875	1,704	15,817
Class C	1,834,474	17,416,988	2,139,638	20,197,769
Class C2	26,844	248,467	39,071	368,981
Class I	391,905,516	3,736,481,413	360,105,751	3,407,652,238
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,853,124	17,600,656	1,671,740	15,823,186
Class C	87,295	829,012	88,218	834,720
Class C2	29,643	281,149	59,608	564,063
Class I	13,106,058	124,842,614	12,963,096	123,066,010
	444,016,501	4,232,003,451	408,468,643	3,865,059,917
Shares redeemed:
Class A	(18,847,871)	(178,179,006)	(15,092,634)	(141,533,389)
Class C	(1,439,241)	(13,705,337)	(1,045,275)	(9,817,320)
Class C2	(2,529,545)	(24,100,139)	(1,802,224)	(17,071,895)
Class C2 – automatic conversion to Class A Shares	(9,279)	(88,875)	(1,702)	(15,817)
Class I	(271,273,353)	(2,581,188,649)	(195,227,236)	(1,819,086,580)
	(294,099,289)	(2,797,262,006)	(213,169,071)	(1,987,525,001)
Net increase (decrease)	149,917,212	$ 1,434,741,445	195,299,572	$ 1,877,534,916

299

Notes to Financial Statements (continued)
	Year Ended 3/31/21		Year Ended 3/31/20
Limited Term	Shares	Amount	Shares	Amount
Shares sold:
Class A	55,768,308	$ 629,547,049	45,297,320	$ 507,256,277
Class A – automatic conversion of Class C2 Shares	14,017	156,753	31,931	358,076
Class C	2,147,651	24,113,490	2,033,862	22,558,019
Class C2	76,506	853,769	100,240	1,117,155
Class I	266,161,183	2,996,185,534	166,826,663	1,858,924,731
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,886,015	21,274,142	1,680,938	18,848,405
Class C	67,316	755,877	73,944	825,893
Class C2	74,163	833,440	162,282	1,814,892
Class I	6,272,038	70,528,164	5,216,897	58,295,022
	332,467,197	3,744,248,218	221,424,077	2,469,998,470
Shares redeemed:
Class A	(28,738,940)	(324,032,936)	(26,398,220)	(293,316,371)
Class C	(2,438,142)	(27,402,645)	(1,638,477)	(18,203,283)
Class C2	(8,633,539)	(97,243,821)	(7,935,268)	(88,839,237)
Class C2 – automatic conversion to Class A Shares	(14,047)	(156,753)	(32,002)	(358,076)
Class I	(130,316,209)	(1,463,341,742)	(130,418,677)	(1,444,981,413)
	(170,140,877)	(1,912,177,897)	(166,422,644)	(1,845,698,380)
Net increase (decrease)	162,326,320	$ 1,832,070,321	55,001,433	$ 624,300,090

	Year Ended 3/31/21		Year Ended 3/31/20
Short Term	Shares	Amount	Shares	Amount
Shares sold:
Class A	18,840,097	$ 191,469,723	20,066,830	$ 201,819,219
Class A – automatic conversion of Class C Shares	95	966	3,236	32,658
Class A – automatic conversion of Class C2 Shares	—	—	36,952	376,037
Class C	727,083	7,341,666	1,756,551	17,589,911
Class C2	10,401	106,200	79,278	795,909
Class I	23,436,658	238,702,073	16,959,155	171,858,383
Shares issued to shareholders due to reinvestment of distributions:
Class A	345,306	3,512,754	216,511	2,197,913
Class C	9,008	91,319	5,004	50,642
Class C2	3,672	37,307	5,121	51,943
Class I	413,626	4,211,935	434,057	4,412,746
	43,785,946	445,473,943	39,562,695	399,185,361
Shares redeemed:
Class A	(12,689,372)	(128,787,234)	(9,998,642)	(100,766,690)
Class C	(886,343)	(8,994,213)	(664,054)	(6,642,755)
Class C – automatic conversion to Class A Shares	(95)	(966)	(3,246)	(32,658)
Class C2	(192,804)	(1,961,543)	(244,643)	(2,480,121)
Class C2 – automatic conversion to Class A Shares	—	—	(36,988)	(376,037)
Class I	(21,700,953)	(220,845,029)	(16,404,982)	(166,256,055)
	(35,469,567)	(360,588,985)	(27,352,555)	(276,554,316)
Net increase (decrease)	8,316,379	$ 84,884,958	12,210,140	$ 122,631,045
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
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The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of March 31, 2021.
For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.
	All-American	Intermediate Duration	Limited Term	Short Term
Tax cost of investments	$7,238,715,169	$9,737,883,009	$7,572,557,211	$785,453,236
Gross unrealized:
Appreciation	$ 564,027,568	$ 528,952,389	$ 248,058,571	$ 13,844,466
Depreciation	(27,899,157)	(29,318,415)	(10,830,479)	(708,237)
Net unrealized appreciation (depreciation) of investments	$ 536,128,411	$ 499,633,974	$ 237,228,092	$ 13,136,229
Permanent differences, primarily due to taxable market discount, distressed PIK bond adjustments, reorganization adjustments, investments in partnerships and paydowns, resulted in reclassifications among the Funds’ components of net assets as of March 31, 2021, the Funds' tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2021, the Funds’ tax year end, were as follows:
	All-American	Intermediate Duration	Limited Term	Short Term
Undistributed net tax-exempt income[1]	$4,286,656	$6,131,535	$ —	$727,271
Undistributed net ordinary income[2]	8,724	361,014	—	4,265
Undistributed net long-term capital gains	—	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period March 1, 2021 through March 31, 2021, and paid on April 1, 2021.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' tax years ended March 31, 2021 and March 31, 2020 was designated for purposes of the dividends paid deduction as follows:
2021	All-American	Intermediate Duration	Limited Term	Short Term
Distributions from net tax-exempt income[3]	$208,157,487	$228,713,922	$120,299,298	$11,261,554
Distributions from net ordinary income[2]	2,175,775	3,747,666	1,751,253	1,337
Distributions from net long-term capital gains	—	—	—	—
Return of capital	—	—	8,564,240	—

2020	All-American	Intermediate Duration	Limited Term	Short Term
Distributions from net tax-exempt income	$170,497,058	$224,201,350	$118,049,885	$10,112,611
Distributions from net ordinary income[2]	490,785	977,584	146,722	3,225
Distributions from net long-term capital gains	—	—	—	—
Return of capital	—	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended March 31, 2021, as Exempt Interest Dividends.
As of March 31, 2021, the Funds' tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
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Notes to Financial Statements (continued)
	All-American [4]	Intermediate Duration	Limited Term	Short Term
Not subject to expiration:
Short-term	$102,817,784	$27,437,567	$15,618,089	$ 236,159
Long-term	18,303,419	—	15,649,886	1,034,201
Total	$121,121,203	$27,437,567	$31,267,975	$1,270,360

[4]	A portion of All-American's capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.
During the Funds' tax year ended March 31, 2021, Short Term utilized $583 of its capital loss carryforward.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	All- American	Intermediate Duration	Limited Term	Short Term
For the first $125 million	0.3000%	0.3000%	0.2500%	0.2500%
For the next $125 million	0.2875	0.2875	0.2375	0.2375
For the next $250 million	0.2750	0.2750	0.2250	0.2250
For the next $500 million	0.2625	0.2625	0.2125	0.2125
For the next $1 billion	0.2500	0.2500	0.2000	0.2000
For the next $3 billion	0.2250	0.2250	0.1750	0.1750
For the next $5 billion	0.2000	0.2000	0.1500	0.1500
For net assets of $10 billion and greater	0.1875	0.1875	0.1375	0.1375
The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and for All-American, Intermediate Duration and Short Term, making, as appropriate, an upward adjustment to that rate based upon the percentage of the fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019
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calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2021, the complex-level fee for each Fund was as follows:
Fund	Complex-Level Fee
All-American	0.1578%
Intermediate Duration	0.1584%
Limited Term	0.1555%
Short Term	0.1710%
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. The expense limitation may be terminated or modified only with the approval of shareholders of the Fund.
Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Intermediate Duration	N/A	N/A	0.75%
N/A - Not applicable.
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.20% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C2 Shares incur a 0.55% (0.35% for Limited Term and Short Term) annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board ("cross-trade"). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Funds engaged in cross-trades pursuant to these procedures as follows:
Cross-Trades	All-American	Intermediate Duration	Limited Term	Short Term
Purchases	$83,228,660	$ 70,200,700	$116,258,844	$22,600,000
Sales	39,001,932	155,045,000	23,400,000	32,955,037
Realized gain (loss)	(390,296)	—	—	—
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	All-American	Intermediate Duration	Limited Term	Short Term
Sales charges collected (Unaudited)	$6,836,649	$2,220,579	$2,430,836	$635,586
Paid to financial intermediaries (Unaudited)	6,665,015	2,174,598	2,376,637	625,596
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
303

Notes to Financial Statements (continued)
	All-American	Intermediate Duration	Limited Term	Short Term
Commission advances (Unaudited)	$6,177,402	$2,135,469	$2,313,693	$598,378
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	All-American	Intermediate Duration	Limited Term	Short Term
12b-1 fees retained (Unaudited)	$663,392	$141,767	$169,001	$36,362
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	All-American	Intermediate Duration	Limited Term	Short Term
CDSC retained (Unaudited)	$584,498	$235,664	$263,687	$55,145
8.  Commitments and Contingencies
In the normal course of business, each Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include recourse arrangements for certain TOB Trusts, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments.
From time to time, the Funds may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the reporting period, the Funds are not subject to any material legal proceedings.
9.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of "Interest expense" on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Funds utilized this facility. Each Fund's maximum outstanding balance during the utilization period was as follows:
	All- American	Intermediate Duration	Limited Term
Maximum outstanding balance	$41,500,000	$117,800,000	$21,800,000
During each Fund's utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
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	All- American	Intermediate Duration	Limited Term
Utilization period (days outstanding)	58	10	8
Average daily balance outstanding	$17,427,586	$80,120,000	$10,325,000
Average annual interest rate	1.38%	1.71%	1.89%
Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
10.  Fund Reorganization
The Reorganization as previously described in Note 1 - General Information was structured to qualify as a tax-free merger under the Internal Revenue Code for federal income tax purposes, and the Target Fund’s shareholders recognized no gain or loss for federal income tax purposes as a result. Prior to the closing of the Reorganization, the Target Fund distributed all of its net investment income and capital gains, if any. Such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes.
Investments
The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Fund as of the date of the Reorganization, were as follows:
Nuveen Tennessee Municipal Bond Fund
Cost of Investments	$360,542,138
Fair value of Investments	385,012,380
Net unrealized appreciation (depreciation) of Investments	24,470,242
For financial reporting purposes, assets received and shares issued by the Acquiring Fund was recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Share Transactions
The shares outstanding, net assets and NAV per share immediately prior to and after the Reorganization were as follows:
Target Fund - Prior to the Reorganization	Shares Outstanding	Net Assets	NAV per Share
Nuveen Tennessee Municipal Bond Fund
Class A	19,642,514	$233,188,419	$11.87
Class C	1,309,998	15,515,776	11.84
Class C2	824,067	9,776,220	11.86
Class I	8,633,487	102,294,402	11.85

Acquiring Fund - Prior to the Reorganization	Shares Outstanding	Net Assets	NAV per Share
All-American
Class A	231,755,512	$2,821,069,289	$12.17
Class C	22,853,053	278,139,291	12.17
Class C2	4,498,121	54,789,258	12.18
Class R6	8,215,159	100,541,584	12.24
Class I	327,297,044	4,001,669,333	12.23

Acquiring Fund - After the Reorganization	Shares Outstanding	Net Assets	NAV per Share
All-American
Class A	250,912,313	$3,054,257,708	$12.17
Class C	24,127,887	293,655,067	12.17
Class C2	5,300,735	64,565,478	12.18
Class R6	8,215,159	100,541,584	12.24
Class I	335,663,753	4,103,963,735	12.23
305

Notes to Financial Statements (continued)
Pro Forma Results of Operations (Unaudited)
The beginning of the current fiscal period of the Target Fund was June 1, 2020. Assuming the Reorganization had been completed on April 1, 2020, the beginning of the Acquiring Fund’s current fiscal period, the pro forma results of operations for the Fund's current fiscal period are as follows:
Acquiring Fund - Pro Forma Results from Operations	All-American
Net investment income (loss)	$212,564,910
Net realized and unrealized gains (losses)	336,804,486
Change in net assets resuliting from operations	549,369,396
Because the combined investment portfolios for the Acquiring Fund have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Statement of Operations for the Acquiring Fund since the Reorganization was consummated.
Cost and Expenses
In connection with the Reorganization, the Acquiring Fund incurred certain associated costs and expenses. Such amounts were included as a component of "Accrued other expenses" on the Statement of Assets and Liabilities and “Other expenses” on the Statement of Operations, where applicable.
11.  Subsequent Event
Class C2 Shares
Class C2 Shares will be converted to Class A Shares after the close of business on June 4, 2021.
306

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request by calling Nuveen toll-free at (800) 257-8787 or Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
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Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either directly through certain borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Industrial Development Revenue Bond (IDR)  – A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
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Lipper General & Insured Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General & Insured Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Short-Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short-Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Short Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.
S&P Municipal Bond Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 3 and 14.999 years. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Short Index: An unleveraged, market value-weighted index containing all of the bonds in the S&P Municipal Bond Index with maturities between 6 months and 3.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Short-Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 1 and 7.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Weighted Average Maturity: The average time to maturity of debt securities held in a Fund.
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Glossary of Terms Used in this Report (Unaudited) (continued)
Weighted Average Portfolio Duration: The weighted average duration, including the effects of leverage, of a fund’s bonds and loans, which is a measure of the fund’s price sensitivity expressed in years.
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.
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Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 19-21, 2020 (the “May Meeting”), the Board of Trustees or Directors, as applicable (the “Board” and each Trustee or Director, a “Board Member”) of the Funds, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the investment sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund's advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; and overall market and regulatory developments.
In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of a liquidity management program and expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers).
The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new share classes; reviewing and updating investment policies and benchmarks; closing funds to new investments; rebranding the exchange-traded fund (“ETF”) product line; and integrating certain investment teams and changing the portfolio managers serving various funds;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Liquidity Management – implementing the liquidity risk management program which was designed to assess and manage the liquidity risk of the Nuveen funds. The Board noted that this program was particularly helpful in addressing the high volatility and liquidity challenges that arose in the market, particularly for the high yield municipal sector, during the first half of 2020;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;
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•	Risk Management and Valuation Services – continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds and ETFs.
The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting.
The Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.
The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen All-American Municipal Bond Fund (the “All-American Fund”), the Board noted that the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, although the Fund’s performance was below the performance of its benchmark and the Fund ranked in the third quartile of its Performance Peer Group for the one-year period ended March 31, 2020, the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the three- and five-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
For Nuveen Intermediate Duration Municipal Bond Fund (the “Intermediate Duration Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one- and five-year periods ended December 31, 2019, the Fund outperformed its benchmark for the three-year period ended December 31, 2019. The Fund further ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2020. The Fund, however, ranked in the third quartile of its Performance Peer Group for the one-year period ended March 31, 2020 and first quartile for the three- and five-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
For Nuveen Limited Term Municipal Bond Fund (the “Limited Term Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the five-year period ended December 31, 2019, the Fund outperformed its benchmark for the one- and three-year periods ended December 31, 2019. The Fund further ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, although the Fund’s performance was below the performance of its benchmark for the one- and five-year periods ended March 31, 2020, the Fund outperformed its benchmark for the three-year period ended March 31, 2020. The Fund further ranked in the third quartile of its Performance Peer Group for the one-year period ended March 31, 2020, the first quartile of its Performance Peer Group for the three-year period ended March 31, 2020 and the second quartile of its Performance Peer Group for the five-year period ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
For Nuveen Short Term Municipal Bond Fund (the “Short Term Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended December 31, 2019, the Fund outperformed its benchmark for the one-year period ended December 31, 2019. The Fund further ranked in the second quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2019 and first quartile for the five-year period ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s
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performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2020. The Fund, however, ranked in the third quartile of its Performance Peer Group for the one- and three-year periods ended March 31, 2020 and the second quartile of its Performance Peer Group for the five-year period ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each Nuveen fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $56.6 million and fund-level breakpoints reduced fees by $66.8 million in 2019. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.7 million in fees for shareholders in 2019.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Board noted that (i) the All-American Fund had a net management fee and a net expense ratio that were below the respective peer averages; (ii) the Intermediate Duration Fund and the Limited Term Fund each had a net management fee that was in line with the respective peer average and a net expense ratio that was below the respective peer average; and (iii) the Short Term Fund had a net management fee that was slightly higher than the peer average but a net expense ratio that was in line with the peer average.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed ETFs sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.
As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2019 and the pre- and post-tax revenue margins from 2019 and 2018.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
316

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. In the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $460 million to assets under management to the Nuveen complex in calculating the complex-wide component.
In addition to the fund-level and complex-level fee schedules, the Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2018 and 2019), including the permanent expense cap applicable to the Intermediate Duration Fund.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that subject to certain exceptions, the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board considered that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.
317

Trustees and Officers (Unaudited)
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chair and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); Director, Quality Control Corporation (manufacturing) (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	143
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Director and Chairman (since 2009), United Fire Group, a publicly held company; formerly, Director, Public member, American Board of Orthopaedic Surgery (2015-2020); Life Trustee of Coe College and the Iowa College Foundation; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System (2000-2004); formerly, Director (2000-2004), Alliant Energy; formerly, Director (1996-2015), The Gazette Company (media and publishing); formerly, Director, (1998-2003) Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).	143
318

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	143
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	143
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served The President's Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	143
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (national public charity addressing natural land and water conservation in the U.S.) (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director, Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lakes states' Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).	143
319

Trustees and Officers (Unaudited) (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); formerly, Director, Cboe Global Markets, Inc., (2010-2020) (formerly named CBOE Holdings, Inc.); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	143
Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Trustee	2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation ("FedEx") (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	143
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	143
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	143

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Christopher E. Stickrod 1976 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2020	Senior Managing Director (since 2017) and Head of Advisory Product (since 2020), formerly, Managing Director (2016-2017) and Senior Vice President (2013-2016) of Nuveen, LLC; Senior Managing Director of Nuveen Securities, LLC (since 2018) and of Nuveen Fund Advisors, LLC (since 2019).
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen, LLC (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2018).
320

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen, LLC (since 2017); Associate General Counsel of Jackson National Asset Management, LLC (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen, LLC; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen, LLC; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 730 Third Avenue New York, NY 10017	Vice President	2020	President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of Product at Nuveen,LLC (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2020); Managing Member of MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
321

Trustees and Officers (Unaudited) (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director and Assistant Secretary (since 2017) of Nuveen Securities, LLC; Managing Director (since 2017), General Counsel (since 2020), and Assistant Secretary (since 2016), formerly, Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Managing Director (since 2017) and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of Nuveen, LLC.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen, LLC.
E. Scott Wickerham 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) of the CREF Accounts; formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen, LLC.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	1988	Formerly: Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011-2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly, Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (2011-2020); formerly, Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (2002-2020), Santa Barbara Asset Management, LLC (2006-2020) and Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.
(1)         Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.
322

Notes
323

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MAN-NAT-0321D1623141-INV-Y-05/22

Mutual Funds
31 March 2021
Nuveen Municipal
Bond Funds
Fund Name	Class A	Class C	Class C2	Class R6	Class I
Nuveen High Yield Municipal Bond Fund	NHMAX	NHCCX	NHMCX	NHMFX	NHMRX
Nuveen Short Duration High Yield Municipal Bond Fund	NVHAX	NVCCX	NVHCX	—	NVHIX
Nuveen Strategic Municipal Opportunities Fund	NSAOX	NSCOX	—	—	NSIOX
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You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
Annual Report

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NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
More than a year has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020: a year of global economic recession, financial market turbulence and some immeasurable losses. A year later the health crisis persists but the widespread distribution of vaccines in the U.S. is enabling us to look forward to what our “new normal” might be. In the meantime, extraordinary economic interventions by governments and central banks around the world are helping to bridge the gap.
With vaccine progress and economic stimulus beginning to provide real benefits to the global economy, markets are anticipating a strong rebound in growth, especially in the U.S. To extend relief programs enacted earlier in the crisis, the U.S. government passed $900 billion in aid to individuals and businesses in late December 2020. Another $1.9 trillion relief package was signed into law in March 2021 providing extended unemployment benefits, direct payments to individuals and families, assistance to state and local municipalities, grants to education and public health, and other support. Additional stimulus proposals are set to be discussed in Congress. The U.S. Federal Reserve, along with other central banks around the world, has pledged to keep monetary conditions accommodative for as long as necessary, as they consider the recent increase in inflation risks as transitory.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. COVID-19 cases are still elevated in some regions, as more virulent strains have spread and vaccination rollouts have been uneven around the world. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored. Achieving sufficient inoculation of the population depends on many variables, including logistics, public confidence, real-world efficacy and the emergence of variant virus strains, as well as whether young children can safely and effectively be vaccinated. In the U.S., the recent slowdown in vaccine demand is prompting a shift from mass distribution to outreach. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either of which could cause investment outlooks to shift. Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.
If you have concerns about what’s coming next, it can be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
May 24, 2021

Portfolio Managers’
Comments
Nuveen High Yield Municipal Bond Fund
Nuveen Short Duration High Yield Municipal Bond Fund
Nuveen Strategic Municipal Opportunities Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. John V. Miller, CFA, has managed the Nuveen High Yield Municipal Bond Fund since 2000. John, along with Timothy T. Ryan, CFA, and Steven M. Hlavin, have managed the Nuveen Short Duration High Yield Municipal Bond Fund since its inception in 2013, while John and Tim have managed the Nuveen Strategic Municipal Opportunities Fund since its inception in 2014.
Here the portfolio management team discusses U.S. economic and market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended March 31, 2021.
What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended March 31, 2021?
The U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures, but gross domestic product (GDP) shrank 3.5% in 2020 overall compared to 2019’s annual level. After falling into a deep recession in February 2020 due to the restrictions on business and social activity to mitigate the COVID-19 spread, the economy bounced back with the help of government stimulus aiding individuals and businesses, accommodative monetary policy that kept borrowing costs low, gradual reopening of businesses and vaccine rollouts. U.S. GDP growth picked up pace in the first quarter of 2021, growing at an annualized rate of 6.4% according to the Bureau of Economic Analysis “advance” estimate, an increase from 4.3% (annualized) in the fourth quarter of 2020. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes.
Although, consumer spending, the largest driver of the economy, remained resilient despite the disruption caused by the health and economic crisis, it declined significantly as unemployment rose sharply starting in March 2020. These measures rebounded markedly in the second half of 2020, although the momentum slowed toward the end of 2020 amid a resurgence of COVID-19 infections. As of March 2021, slightly more than half of the 22 million jobs lost in March and April 2020 have been recovered resulting in an unemployment rate of 6.0% in March 2021 as reported by the Bureau of Labor Statistics, up from 4.4% in March 2020. The average hourly earnings rate increased, growing at an annualized rate of 4.2% in March 2021, despite the spike in unemployment. Earnings data was skewed by the concentration of job losses in lower-wage work, which effectively eliminated most of the low-wage data, resulting in an average of mostly higher numbers. The overall trend of inflation accelerated, largely due to rising energy prices and the improving economy. The higher annual inflation rate in March 2021 is also the result of the comparison from a year ago, when consumer prices fell sharply as the first lockdowns were imposed in March 2020. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 2.6% over the twelve-month reporting period ended March 31, 2021, before seasonal adjustment.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
With the onset of the COVID-19 crisis, the Federal Reserve (Fed) enacted an array of emergency measures in March 2020 to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. In August 2020, the Fed announced a change in its inflation targeting policy, moving from a program of absolute targeting to an average inflation targeting policy. Under this regime, the Fed will tolerate the inflation rate temporarily overshooting the target rate to offset periods of below-target inflation, so that inflation averages a 2% target rate over time. Fed officials remained cautious, acknowledging the economy’s significant improvement from the COVID-19 crisis recession but also expressing concerns about near-term weakness, and left monetary policy unchanged over the remainder of their meetings in 2020 and early 2021.
The federal government also intervened with historic relief measures, starting with three aid packages in March and April 2020. These included $2 trillion allocated across direct payments to individuals, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments, and more than $100 billion in funding to employers offering paid leave. In December 2020, the government enacted a $900 billion relief package extending some of these programs, and followed in March 2021 with another $1.9 trillion deal providing support to individuals and families, small businesses, state and local governments, education and public health/vaccination. The Biden administration has proposed another $2 trillion stimulus plan focused on infrastructure and jobs. However, the plan is expected to face legislative hurdles.
The COVID-19 crisis rapidly dwarfed all other market concerns starting in late February 2020. Equity and commodity markets sold off and safe-haven assets rallied in March 2020 as countries initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess at the time, which amplified market volatility. An ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia, which caused oil prices to plunge in March 2020, exacerbated the market sell-off. At year end, the announcement of high efficacy rates in several COVID-19 vaccine trials, followed by regulatory authorizations and public vaccination drives across Western countries, improved the outlook for 2021 and led to risk-on sentiment in the markets. However, market volatility picked up in early 2021, as a stronger economic outlook and improving vaccination rates led to rising inflation concerns and an increase in long-term interest rates.
Geopolitical uncertainty remained elevated during 2020 in anticipation of the U.S. presidential election in November 2020 and the Brexit transition period set to expire in December 2020. However, political risks began to ease with the election of President Joe Biden and a final deal struck between the European Union and U.K. before the end of the transition period. Although China and the U.S. signed a “phase one” trade deal in January 2020, tensions continued to flare over other trade and technology/security issues, Hong Kong’s sovereignty and the management of the COVID-19 crisis.
The municipal bond market’s positive performance over the twelve-month reporting period reflects its recovery from the pandemic sell-off in March 2020. For most of the reporting period, a significant decline in interest rates drove municipal bond prices higher, with positive technical and fundamental conditions also supporting credit spread tightening. However, early in the reporting period, the market was beginning to stabilize after coronavirus risks drove U.S. Treasury yields to historic lows and rate volatility increased sharply, especially from late February to the end of March 2020. In that six-week period, as liquidity became stressed, investors began to liquidate any asset possible, including municipal bonds. Municipal bond prices declined rapidly (and yields spiked higher), amid rampant selling across both the high grade and high yield segments that was exacerbated in some cases by exchange-traded fund and closed-end fund selling. Municipal bond prices became severely dislocated from Treasury prices. Credit spreads widened significantly during the March 2020 sell-off, ending the month above their long-term average. Ongoing monetary and fiscal interventions from the Fed and U.S. government helped the market stabilize, then recover over the course of 2020 and early 2021.
The municipal yield curve steepened over this reporting period, initially driven by a pronounced drop in yields at the short end of the curve. Then a new steepening cycle began in early 2021 as markets priced in a stronger economic recovery and higher inflation, fueled by increasing vaccination rates and more federal stimulus, which drove longer-term interest rates higher.
Municipal bond gross issuance nationwide remained strong in the reporting period, with deals postponed rather than canceled during the COVID-19 crisis driven sell-off. The overall low level of interest rates has encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 30% to 60% of total issuance over the past few years. Thus, the net issuance

(all bonds issued less bonds redeemed) is actually much lower than the gross issuance. This lower net issuance was an overall positive technical factor on municipal bond investment performance in recent years. Notably, taxable municipal bond issuance has increased meaningfully since the advent of the Tax Cut and Jobs Act of 2017, which prohibits municipal issuers from issuing new tax-exempt bonds to pre-refund existing tax-exempt bonds. However, municipalities have taken advantage of the low interest rate environment and the strong demand for yield to issue taxable municipal debt, enabling them to save on net interest costs while adding to the scarcity value of tax-exempt issues.
While municipal bond funds suffered significant outflows in March 2020, particularly from high yield municipal bond funds, fund flows rebounded strongly over the remainder of 2020 and sustained a robust pace through early 2021. Demand has been resilient even though municipal defaults, as expected, have increased somewhat during the COVID-19 crisis. However, default activity has occurred mainly in sectors with greater COVID-19 risk exposure, such as senior living, corporate-backed and real estate-backed. Moreover, while there are some pockets of municipal credit ratings stress, a wave of downgrades has not materialized. With interest rates in the U.S. and globally still near all-time lows, even after the recent increase in long-term rates, the appetite for yield has continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. Additionally, as tax payers have adjusted to the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds, especially in states with high income taxes and/or property taxes.
How did the Funds perform during the twelve-month reporting period ended March 31, 2021?
The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for each share class of the Fund for the period ended March 31, 2021. Each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of its benchmark and corresponding Lipper classification average.
During the reporting period, the Nuveen High Yield Municipal Bond Fund outperformed the S&P Municipal Yield Index, the Nuveen Short Duration High Yield Municipal Bond Fund outperformed the S&P Short Duration Municipal Yield Index and the Nuveen Strategic Municipal Opportunities Fund outperformed the S&P Municipal Bond Index. Meanwhile, the Nuveen High Yield Municipal Bond Fund and Nuveen Strategic Municipal Opportunities Fund outperformed their respective Lipper averages, while the Nuveen Short Duration High Yield Municipal Bond Fund lagged its Lipper average.
What strategies were used to manage the Funds and how did these strategies influence performance during the twelve-month reporting period ended March 31, 2021?
The Nuveen High Yield Municipal Bond Fund and the Nuveen Short Duration High Yield Municipal Bond Fund’s investment objectives are to provide high current income exempt from regular federal income taxes. Capital appreciation is a secondary objective, when consistent with each Fund’s primary objective. The Nuveen Strategic Municipal Opportunities Fund’s investment objective is to seek total return through income exempt from regular federal income taxes and capital appreciation.
Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.
Nuveen High Yield Municipal Bond Fund
The Nuveen High Yield Municipal Bond Fund’s Class A Shares at NAV outperformed the S&P Municipal Yield Index for the twelve-month reporting period ended March 31, 2021.
Municipal bond prices rose during the twelve-month reporting period. The increase accelerated in the late summer 2020 and throughout the rest of the reporting period. Several catalysts triggered these improved market conditions. First, growing investment inflows into the municipal bond asset class led to heightened demand for tax-exempt debt. Second, state and local governments saw their financial position improve due to better-than-expected revenue collections and meaningful federal economic stimulus. Third, positive news surrounding COVID-19 vaccines boosted investors’ confidence. Finally, state and local economies gradually reopened, which lifted the prospects especially for bonds of economically sensitive issuers, including many corporate borrowers and those able to benefit from increased travel spending.

Portfolio Managers’ Comments (continued)
In this strong overall market environment for municipal bond investors, the Fund meaningfully outperformed its benchmark largely due to favorable security selection and sector allocation. Several individual holdings were standout performers for the reporting period.
The Fund’s top contributing holdings included debt of Brightline, a South Florida high-speed passenger rail project. Coming into this reporting period, Brightline bonds had been depressed in value because the rail operator temporarily suspended its service due to the COVID-19 crisis, leading to a short-term revenue decline. The Fund, however, believed the market had overreacted because sections of the project deemed most important to Brightline’s future success remained under construction, which continued uninterrupted throughout the reporting period. As the reporting period progressed, Brightline bonds experienced strong price improvement, as investors became more confident that widespread vaccination would boost mass transit and as the issuer secured nearly $1 billion of additional debt financing.
Holdings in Chicago Board of Education and Chicago general obligation (GO) bonds also contributed to the Fund’s strong performance. These bonds entered the reporting period at relatively low valuations because investors were concerned about how the COVID-19 crisis could worsen Chicago’s preexisting financial challenges. The city, however, weathered the crisis better than expected, as budget adjustments combined with significant federal aid helped stabilize the city and school board’s finances.
The Fund also experienced outperformance from certain industrial development revenue bonds. These securities, issued for corporate borrowers in cyclical (economically sensitive) industries, benefited as expectations for an economic recovery and higher infrastructure spending grew, lifting the price of steel. The Fund has actively purchased municipal bonds of various steel-related companies, which can be eligible for tax-exempt financing of waste-disposal or environmental-cleanup projects. Bonds for U.S. Steel and Big River (a steel project acquired by U.S. Steel) sharply rose for the Fund during the reporting period, as did holdings of Cleveland-Cliffs Inc, another steel company represented in the portfolio.
Security selection in the senior housing bond sector also contributed to performance relative to the index. Relying on thorough credit research, the Fund has a relatively conservative approach to investing in this sector. During the reporting period, the Fund avoided securities of issuers that experienced credit defaults due to the spread of COVID-19, which led to declining occupancy at issuers’ facilities and more financial stress due to high debt levels. Some of these weaker performing securities were represented in the index, so the Fund’s lack of ownership in those bonds contributed to its relative performance.
In sector terms, the Fund’s longtime overweight in real-estate-backed bonds (also known as community-development-district bonds) added value. This sector outperformed on continued strong demand for new suburban single-family homes, which lifted investors’ confidence in the security of the property tax revenues that support these bonds.
The Fund experienced strong absolute returns from its tobacco securitization bond holdings and from its debt affiliated with the U.S. territory of Puerto Rico. However, a modest underweight in each category compared with the benchmark slightly limited the Fund’s relative performance, given the sectors’ robust returns for the twelve-month reporting period.
The Fund’s most notable individual detractors from performance included bonds of Proton Therapy Centers, health care facilities that offer a form of targeted radiation treatment for cancer patients. Due to the impact of the COVID-19 crisis, patient usage of this treatment declined. That, combined with the facilities’ high debt levels, led to negative investor sentiment that weighed on the bonds’ prices. Also detracting were several small positions in industrial development revenue bonds related to pulp and paper and plastic-recycling projects that were underperforming financially even before the COVID-19 crisis.
The Fund benefited from its use of inverse floaters, which can be thought of as long-term bonds whose purchase was partially financed by borrowing against the bonds at short-term interest rates. The Fund’s strategic use of inverse floaters contributed to performance, accruing to both the income and total return of the Fund. The municipal yield curve remained steeply sloped, helping inverse floaters contribute positively along with outperformance in longer dated bonds, while low short-term rates reduced the cost of borrowing and enhanced the performance contribution.
A short position in U.S. Treasury futures used as a hedge against interest rate risk modestly contributed to performance. These positions functioned as intended, enabling the Fund to shorten its portfolio’s effective duration near the desired level while keeping it invested in longer-dated bonds management found attractive. The futures exposure limited the Fund’s performance as interest rates on

U.S. Treasuries fell sharply during the reporting period. At various times during the reporting period, the Fund used credit default swap contracts to purchase credit protection on certain credits, or to take on credit risk on other credits and earn a commensurate credit spread. Using credit default swaps had a negligible impact on the Fund’s performance during this reporting period.
When this reporting period began, municipal bond investors were seeking to find the market’s bottom amid significant uncertainty. High yield municipal bond funds were transitioning from heavy investment outflows in March 2020 (prior to the start of this reporting period) to more modest outflows in April 2020 to light inflows by May 2020. From May 2020 through the rest of the reporting period, however, accelerated shareholder investments boosted demand for high yield municipal bonds and lifted the market.
During the first half of this reporting period, and particularly early on when the Fund had to meet outflows, management sold a variety of bonds, particularly those with shorter calls and lower yields, which had been relatively resilient during the market’s decline and thus the Fund believed offered less upside potential. This approach enabled the Fund to maintain its desired long-term portfolio composition.
During this period of market weakness, the Fund took advantage of multiple opportunities to invest in issuers whose bond prices had fallen to low levels, in management’s opinion, given the issuers’ underlying credit quality. This decision to position the portfolio more aggressively at a relative low point in the market worked well for the Fund, as many of the bonds added during this time ultimately became strong performers for the full reporting period as fears about COVID-19 crisis eased. Management initially financed these purchases by selling the limited upside bonds previously mentioned. Then, a few months later as shareholder outflows transitioned to strong inflows, the Fund used the proceeds of new investments into the Fund and bond calls and maturities.
During the second half of the reporting period, as the market’s more extreme valuation imbalances normalized, the Fund continued to pursue individual credit opportunities. However, purchase activity turned to a more “everyday” approach during this time. The Fund actively acquired various lower rated real estate backed and charter school bonds and also participated in other areas of the marketplace where management identified an attractive risk/reward trade-off for the Fund’s shareholders.
Impact of the Nuveen High Yield Municipal Bond Fund’s Leveraging Strategy on Performance
One important factor impacting the returns of the Nuveen High Yield Municipal Bond Fund relative to its comparative benchmarks was the Fund’s use of leverage (more detail is provided later in the report) through its investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total returns, particularly in the recent market environment where short term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been lower than the interest the Fund has been earning on its portfolio of long term bonds that it has bought with the proceeds of that leverage. However, use of leverage also exposes the Fund to additional price volatility. When the Fund uses leverage, it will experience a greater increase in its NAV if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its NAV if the bonds acquired through leverage decline in value, which will make the Fund’s NAV more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their all-time lows after the 2007-2009 financial crisis, leverage nevertheless continues to provide the opportunity for incremental income. Management believes that the potential benefits from leverage continue to outweigh the associated increase in risk and volatility previously described. As of March 31, 2021, the effective leverage was 24.9%, which is within our expected range. The Fund's leverage is regularly monitored. The Fund’s use of leverage through inverse floating rate securities contributed positively to performance during this reporting period.
Nuveen Short Duration High Yield Municipal Bond Fund
The Nuveen Short Duration High Yield Municipal Bond Fund’s Class A Shares at NAV outperformed the S&P Short Duration Municipal Yield Index for the twelve-month reporting period ended March 31, 2021.

Portfolio Managers’ Comments (continued)
The Fund’s lower credit quality profile compared to the index drove much of this relative outperformance. Specifically, the Fund’s overweight in lower rated investment grade securities, below investment grade bonds and non-rated bonds contributed to performance, as these lower rated segments outperformed higher quality municipal bonds, particularly as credit spread tightening accelerated from November 2020 through March 2021. The early 2021 introduction of the nearly $2 trillion American Rescue Plan, which earmarked federal aid for state and local governments, combined with improving credit fundamentals for many municipal-debt issuers as the U.S. economy strengthened, ignited robust investor demand for municipal bonds, particularly those in the lower and non-rated credit quality tiers that boasted higher yields. The Fund’s simultaneous underweight in bonds rated AA and A also contributed to relative performance, since these credit tiers lagged the index.
Security selection was another significant source of relative outperformance, reflecting a willingness to own credits that would recover strongly from low valuations due to the sharp market sell-off just before the beginning of the reporting period. Management avoided overreacting to what was believed to be temporary declines in revenues for economically sensitive issuers or to headline risks seen as weighing down bond prices. The Fund focused instead on issuers’ longer-term fundamentals and emphasized credits that, despite their near-term challenges, would maintain sufficient liquidity to meet their financial obligations during the economic slowdown.
Notable individual holdings that added to the Fund's relative performance included certain bonds from the pollution-control, industrial development revenue, transportation and tobacco sectors. The Fund benefited from a position in bonds issued for Cleveland-Cliffs, a steel producer that acquired AK Steel just before the start of the reporting period. The merger allowed both of these medium-sized steel companies to become a larger and more efficient producer that could benefit more fully from rising steel prices as the economy gathered steam. The Fund’s investment in Franklin County Convention Facilities Authority (Columbus, Ohio) bonds also strongly outpaced the index, as the issuer’s fundamental outlook improved.
General obligation (GO) bonds from the City of Chicago and securities from the Chicago Board of Education fared well as the two issuers received a credit rating upgrade. Other standouts included the investment grade securities of the New York Metropolitan Transit Authority and the (Illinois) Metropolitan Pier and Exposition Authority, which recovered strongly as the local economy reopened. GO bonds of Puerto Rico, one of the biggest additions to the Fund this reporting period and one of its largest positions and best performers during the reporting period, was another standout, as investors gained more clarity about the prospects, timing and projected recovery value of the island’s debt restructuring.
The Fund's holdings in Energy Harbor equity (formerly FirstEnergy Solutions) also fared well. The Fund acquired shares in Energy Harbor when its holding of certain municipal bonds issued by FirstEnergy Solutions was converted into Energy Harbor equity as part of FirstEnergy Solutions’ emergence from bankruptcy protection. Although this position underperformed for the Fund overall in the first half of the reporting period, it bounced back strongly in the second half and contributed meaningfully to the Fund’s result.
Partially offsetting this positive performance, however, were the Fund’s holdings in projects that suffered from construction delays or operational challenges, bonds issued by Proton Therapy Centers in Tennessee, Maryland, Georgia and Alabama underperformed on low patient volumes. Other detractors included positions in taxable revenue bonds backed by Tower Health (Pennsylvania), which underperformed financially following its recent merger with another health care system. Bonds backed by the American Dream retail and entertainment project in the Meadowlands (New Jersey) also underperformed, largely because rent and other revenues declined with the facility’s temporary closure during the COVID-19 crisis, although they rebounded strongly after parts of the complex reopened in October 2020.
Meanwhile, sector positioning provided a mixed impact on relative performance. On the positive side, the dedicated-tax and higher education sectors outperformed and the Fund's overweight in these categories proved beneficial. In contrast, a relative underweight in the transportation sector, which also outpaced the index, and overweight in both hospital and utility debt hurt results, as both categories were positive performers that nevertheless trailed the index.
Of final note, the Fund’s duration (interest rate) positioning modestly added value. The Fund was overweight in longer duration bonds within the short duration high yield bond investment universe, which recovered more of their lost value than shorter-duration securities as credit spreads tightened.

The Fund was an active purchaser of municipal bonds during the reporting period. The exception was early in the reporting period, when high yield municipal bond mutual funds experienced substantial net redemptions, reflecting investors’ growing concern about issuers’ credit quality along with the spread of COVID-19. During that period, the Fund sold bonds to meet these redemptions and, to a far lesser extent, to purchase bonds deemed to be selling at attractive valuations.
By June 2020, shareholder investments into the Fund had returned as investors became more comfortable with municipal issuers’ credit quality. These investment inflows, along with the proceeds of bond calls and maturities, provided ample funds used to purchase many bonds that ended up among the Fund’s best performers for the reporting period. The Fund's purchases typically focused on bonds in the lower investment grade, below investment grade and non-rated credit tiers.
Some of these purchases involved relative value swaps. This strategy entailed selling depreciated bonds with lower yields and buying similarly structured but higher yielding bonds. The Fund implemented this approach to enhance its income earnings capability and seek to make the Fund more tax efficient. The use of credit default swaps had a negligible impact on the Fund's performance during the reporting period.
The Fund managed the duration of its portfolio by shorting interest rate futures contracts. The interest rate futures had negligible impact on the Fund's performance during the reporting period.
The Fund's use of leverage through inverse floating rate securities had a negligible impact on performance over this reporting period.
Nuveen Strategic Municipal Opportunities Fund
The Nuveen Strategic Municipal Opportunities Fund’s Class A Shares at NAV outperformed the S&P Municipal Bond Index for the twelve-month reporting period ended March 31, 2021.
Relative to the benchmark, security selection was the biggest driver of the Fund’s outperformance during this reporting period. The Fund’s top individual contributors included general obligation (GO) bonds issued by the state of California. These securities were purchased early in the reporting period at what management believed were attractive values. In subsequent months, California’s GO debt appreciated strongly as demand for tax-free securities increased and the state’s fiscal picture improved. The Fund sold the bulk of these holdings toward the end of the reporting period after they had reached prices seen as fully valued.
Holdings in Buckeye Tobacco Settlement Financing Authority bonds also performed well, rallying more strongly than the index amid investors’ renewed appetite for higher yielding securities in an improving fundamental and economic environment.
Other top performers contributing to the Fund’s relative outperformance included bonds for Brightline (formerly known as Virgin Trains USA), a South Florida high speed passenger rail project. The bonds recovered as investors became more optimistic about the securities’ potential to weather the COVID-19 crisis. In the industrial development revenue/pollution control sector, municipal bonds issued for U.S. Steel delivered better-than-average gains on an improved economic outlook. Holdings in Energy Harbor equity (formerly FirstEnergy Solutions) also performed well. The Fund acquired shares in Energy Harbor when its holding of certain municipal bonds issued by FirstEnergy Solutions was converted into Energy Harbor equity as part of FirstEnergy Solutions’ emergence from bankruptcy protection. Although this position underperformed for the Fund overall in the first half of the reporting period, it bounced back strongly in the second half of the reporting period and contributed meaningfully to the Fund’s result.
Modestly offsetting these positive security selection results, however, were the Fund’s positions in project revenue bonds backed by specialty cancer treatment centers Georgia Proton Treatment Center and Provision CARES Proton Therapy Center (Florida). These revenue bonds underperformed the index as both centers continued to struggle during the COVID-19 crisis. Additionally, the Fund’s investment in Maryland Stadium Authority bonds, which were hurt by the shutdown of in-person attendance at sporting events, detracted from results versus the benchmark.

Portfolio Managers’ Comments (continued)
The Fund’s duration (interest rate) and yield curve positioning also contributed to performance. During the reporting period, the Fund was consistently positioned with a longer duration and with more exposure to longer-dated securities than the benchmark. This stance helped the Fund maintain its yield, and these securities outperformed the benchmark as municipal interest rates declined through most of the reporting period. The Fund was underweight in shorter-dated securities, which lagged longer-term bonds, was also helpful.
Management gradually shortened the Fund’s duration by the end of the reporting period, selling longer-dated holdings and shorting U.S. Treasury futures in anticipation of rising market yields. When yields moved higher in the final months of the reporting period, this duration and yield curve adjustment further helped relative performance. The use of certain floating rate securities, including tender option bonds (TOBs), also modestly boosted the Fund’s performance.
The Fund was well positioned from a credit quality perspective. Early in the reporting period, management added to the Fund’s holdings in below investment grade securities (rated BB and below, including non-rated bonds). These bonds outpaced investment grade bonds by a wide margin and thus made a strong performance contribution. Within the investment grade credit tiers, the Fund also benefited from being overweight lower rated securities (A and BBB), which outpaced the higher grade rating categories (AAA and AA) in which the Fund was underweight.
Sector positioning was another positive performance factor, especially the Fund’s overweight in higher yielding segments that bounced back most strongly from the market’s March 2020 lows. Specifically, the Fund was overweight in the tobacco, airport, toll-roads, health care, and dedicated-tax sectors, which contributed to performance versus the benchmark. Additionally, the Fund was underweight in the state and local general obligation and pre-refunded sectors, which was also beneficial, as these generally higher quality categories underperformed the index. However, the Fund’s underweight in higher education modestly detracted, given this sector’s outperformance, as did an overweight in electric utility bonds and lease-backed debt, which lagged this reporting period.
Early in the reporting period, the Fund, mirroring the broad municipal bond market, experienced investment outflows following the steep market decline in mid-March 2020. To satisfy these shareholder redemptions, management sold higher quality, shorter-duration bonds, which had held more of their value than comparable lower quality, longer dated issues during the market’s early-spring decline. With these sales, made at a loss, management harvested tax losses, enhancing the Fund’s income earning capability and sought to make the portfolio more tax efficient.
As the municipal market exhibited signs of stabilization by mid-spring 2020, management’s focus quickly shifted toward relative value opportunities. The Fund exchanged certain lower yielding bonds for similar higher yielding securities with attractive valuations, often from the same issuer.
When the municipal market stabilized further and shareholder inflows returned to the Fund by May 2020, management became active purchasers of creditworthy opportunities it identified in the marketplace, particularly among below investment grade securities in the sectors hit hardest by COVID-19 crisis related concerns. Typically, new bond acquisitions were also longer dated securities.
At various times during the reporting period, the Fund used credit default swap contracts to purchase credit protection on certain credits, or to take on credit risk on other credits and earn a commensurate credit spread. The use of credit default swaps had a negligible impact on the Fund's performance during the reporting period.

Risk Considerations and Dividend Information
Risk Considerations
Nuveen High Yield Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. The Fund concentrates in non-investment grade and unrated bonds with long maturities and durations which carry heightened credit risk, liquidity risk, and potential for default. In addition, the Fund oftentimes engages in a significant amount of portfolio leverage and in doing so, assumes a high level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.
The Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share net asset value (NAV), market price, distributions and returns. There is no assurance that the Fund’s leveraging strategy will be successful.
Nuveen Short Duration High Yield Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. The Fund concentrates in non-investment grade and unrated bonds with long maturities and durations which carry heightened credit risk, liquidity risk, and potential for default. In addition, the Fund oftentimes engages in a significant amount of portfolio leverage and in doing so, assumes a high level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.
The Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share net asset value (NAV), market price, distributions and returns. There is no assurance that the Fund’s leveraging strategy will be successful.
Nuveen Strategic Municipal Opportunities Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. The Fund is subject to interest rate risk; as interest rates rise, bond prices fall. Credit risk arises from an issuer’s ability to make interest and principal payments when due, as well as the prices of bonds declining when an issuer’s credit quality is expected to deteriorate. The use of derivatives involves substantial financial risks and transaction costs. Investments in below investment grade or high yield securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. The Fund periodically engages in a significant amount of portfolio leverage and in doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk. These and other risk considerations, such as alternative minimum tax, call, defaulted bond, income, municipal bond market liquidity, municipal lease obligations, other investment companies, political and economic, tax, and zero coupon bonds risks, are described in detail in the Fund’s prospectus.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

Risk Considerations and Dividend Information (continued)
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.

Fund Performance, Expense Ratios and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses. Refer to the Financial Highlights later in this report for the Fund's expense ratios as of the end of the reporting period.
Effective Leverage Ratios
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 9 - Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen High Yield Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of March 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	6/07/99	15.62%	5.79%	8.33%	1.19%
Class A Shares at maximum Offering Price	6/07/99	10.78%	4.88%	7.86%	-
S&P Municipal Yield Index	-	13.41%	6.01%	7.15%	-
Lipper High Yield Municipal Debt Funds Classification Average	-	11.21%	4.38%	6.08%	-
Class C2 Shares	6/07/99	14.95%	5.20%	7.85%	1.74%
Class I Shares	6/07/99	15.87%	6.00%	8.54%	0.99%

	Total Returns as of March 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	14.67%	4.95%	6.24%	1.99%

	Total Returns as of March 31, 2021*
		Average Annual
	Inception Date	1-Year	Since Inception	Expense Ratios
Class R6 Shares	6/30/16	15.86%	5.36%	0.96%
*     Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $500,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C and C2 reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. All outstanding Class C2 Shares will be converted to Class A Shares after the close of business on June 4, 2021. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of March 31, 2021

Effective Leverage Ratio	24.94%

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Short Duration High Yield Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of March 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class A Shares at NAV	2/01/13	9.55%	3.88%	3.93%	0.81%
Class A Shares at maximum Offering Price	2/01/13	6.81%	3.35%	3.61%	-
S&P Short Duration Municipal Yield Index	-	8.96%	4.54%	4.14%	-
Lipper High Yield Municipal Debt Funds Classification Average	-	11.21%	4.38%	4.34%	-
Class C Shares	2/10/14	8.73%	3.07%	3.65%	1.61%
Class C2 Shares	2/10/13	8.93%	3.31%	3.38%	1.36%
Class I Shares	2/10/13	9.72%	4.08%	4.13%	0.61%
*     Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 0.70% if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C and C2 reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. All outstanding Class C2 Shares will be converted to Class A Shares after the close of business on June 4, 2021. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of March 31, 2021

Effective Leverage Ratio	4.20%

Nuveen Strategic Municipal Opportunities Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of March 31, 2021*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	Since Inception	Gross	Net
Class A Shares at NAV	12/16/14	11.13%	5.33%	5.37%	0.83%	0.81%
Class A Shares at maximum Offering Price	12/16/14	7.79%	4.69%	4.86%	-	-
S&P Municipal Bond Index	-	5.29%	3.44%	3.52%	-	-
Lipper General & Insured Municipal Debt Funds Classification Average	-	6.74%	3.38%	3.42%	-	-
Class C Shares	12/16/14	10.26%	4.47%	4.53%	1.63%	1.61%
Class I Shares	12/16/14	11.35%	5.52%	5.58%	0.63%	0.61%
*     Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2022 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.64% of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2022 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
Effective Leverage Ratio as of March 31, 2021

Effective Leverage Ratio	3.72%

Yields    as of March 31, 2021
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at an assumed tax rate. Your actual combined federal and state income tax rates may differ from the assumed rate. Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen High Yield Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class R6	Class I
Dividend Yield	4.54%	3.97%	4.20%	4.96%	4.94%
SEC 30-Day Yield	3.39%	2.74%	3.00%	3.76%	3.73%
Taxable-Equivalent Yield (40.8%)[2]	5.50%	4.45%	4.87%	6.10%	6.05%
Nuveen Short Duration High Yield Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.46%	2.79%	3.08%	3.78%
SEC 30-Day Yield	2.56%	1.87%	2.11%	2.87%
Taxable-Equivalent Yield (40.8%)[2]	4.13%	3.02%	3.41%	4.63%
Nuveen Strategic Municipal Opportunities Fund
	Share Class
	Class A1	Class C	Class I
Dividend Yield	2.29%	1.61%	2.60%
SEC 30-Day Yield	1.95%	1.24%	2.23%
Taxable-Equivalent Yield (40.8%)[2]	3.15%	2.00%	3.60%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2         The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate shown in the respective table above.

Holding Summaries    as of March 31, 2021
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen High Yield Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	119.1%
Common Stocks	3.0%
Corporate Bonds	1.3%
Variable Rate Senior Loan Interests	0.0%
Investments Purchased with Collateral from Securities Lending	0.1%
Short-Term Municipal Bonds	0.0%
Other Assets Less Liabilities	4.2%
Net Assets Plus Floating Rate Obligations	127.7%
Floating Rate Obligations	(27.7)%
Net Assets	100%

Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	2.9%
AAA	0.1%
AA	15.2%
A	14.6%
BBB	7.7%
BB or Lower	18.9%
N/R (not rated)	38.3%
N/A (not applicable)	2.3%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	26.5%
Health Care	14.2%
Transportation	13.0%
Education and Civic Organizations	10.0%
Utilities	9.1%
Tax Obligation/General	8.4%
Industrials	5.9%
Other	12.9%
Money Market Funds	0.0%
Total	100%
States and Territories (% of total municipal bonds)
California	14.3%
Florida	11.4%
Illinois	10.1%
New York	8.6%
Colorado	7.5%
Puerto Rico	5.8%
Wisconsin	5.0%
Texas	3.4%
Ohio	3.3%
Virginia	2.8%
Arizona	2.2%
New Jersey	2.1%
Pennsylvania	1.9%
Georgia	1.6%
Other [1]	20.0%
Total	100%
1	See Portfolio of Investments for details on "other" States and Territories.

Holding Summaries    as of March 31, 2021 (continued)
Nuveen Short Duration High Yield Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	94.4%
Common Stocks	3.0%
Corporate Bonds	1.1%
Variable Rate Senior Loan Interests	0.0%
Investments Purchased with Collateral from Securities Lending	0.3%
Short-Term Municipal Bonds	0.5%
Other Assets Less Liabilities	4.2%
Net Assets Plus Floating Rate Obligations	103.5%
Floating Rate Obligations	(3.5)%
Net Assets	100%

Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	0.6%
AAA	0.1%
AA	1.4%
A	6.0%
BBB	10.7%
BB or Lower	31.1%
N/R (not rated)	46.8%
N/A (not applicable)	3.3%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	27.3%
Tax Obligation/General	12.1%
Utilities	11.6%
Education and Civic Organizations	11.1%
Transportation	9.2%
Health Care	8.6%
Industrials	5.8%
Other	14.0%
Money Market Funds	0.3%
Total	100%
States and Territories (% of total municipal bonds)
Florida	15.6%
Puerto Rico	11.2%
Illinois	10.3%
Pennsylvania	7.1%
California	6.2%
New York	5.6%
Wisconsin	5.2%
Texas	4.4%
Colorado	3.9%
Arizona	3.4%
Ohio	2.9%
New Jersey	2.6%
Iowa	1.8%
Other [1]	19.8%
Total	100%
1	See Portfolio of Investments for details on "other" States and Territories.

Nuveen Strategic Municipal Opportunities Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	103.4%
Common Stocks	0.7%
Corporate Bonds	0.5%
Variable Rate Senior Loan Interests	0.0%
Short-Term Municipal Bonds	0.1%
Other Assets Less Liabilities	(0.8)%
Net Assets Plus Floating Rate Obligations	103.9%
Floating Rate Obligations	(3.9)%
Net Assets	100%

Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	0.0%
AAA	1.0%
AA	23.3%
A	21.5%
BBB	15.1%
BB or Lower	15.2%
N/R (not rated)	23.2%
N/A (not applicable)	0.7%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	29.3%
Transportation	17.9%
Health Care	12.0%
Tax Obligation/General	10.7%
Education and Civic Organizations	9.2%
Utilities	9.1%
Industrials	3.9%
Other	7.9%
Total	100%
States and Territories (% of total municipal bonds)
New York	13.9%
California	12.7%
Colorado	8.9%
Florida	8.6%
Illinois	5.4%
Texas	5.0%
Puerto Rico	4.2%
Pennsylvania	3.1%
Massachusetts	2.9%
Missouri	2.7%
Louisiana	2.5%
Alabama	2.3%
New Jersey	2.3%
Virginia	2.2%
Wisconsin	1.9%
Ohio	1.7%
Other [1]	19.7%
Total	100%
1	See Portfolio of Investments for details on "other" States and Territories.

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2021.
The beginning of the period is October 1, 2020.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen High Yield Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,084.47	$1,080.44	$1,081.08	$1,085.53	$1,085.58
Expenses Incurred During the Period	$ 4.00	$ 8.14	$ 6.69	$ 2.76	$ 2.96
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.09	$1,017.10	$1,018.50	$1,022.29	$1,022.09
Expenses Incurred During the Period	$ 3.88	$ 7.90	$ 6.49	$ 2.67	$ 2.87
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.77%, 1.57%, 1.29%, 0.53% and 0.57% for Classes A, C, C2, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Short Duration High Yield Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,070.47	$1,067.06	$1,067.56	$1,072.36
Expenses Incurred During the Period	$ 4.13	$ 8.25	$ 6.86	$ 3.10
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.94	$1,016.95	$1,018.30	$1,021.94
Expenses Incurred During the Period	$ 4.03	$ 8.05	$ 6.69	$ 3.02
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.80%, 1.60%, 1.33% and 0.60% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
Nuveen Strategic Municipal Opportunities Fund
	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,052.09	$1,048.01	$1,053.14
Expenses Incurred During the Period	$ 3.99	$ 8.12	$ 2.97
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.04	$1,017.00	$1,022.04
Expenses Incurred During the Period	$ 3.93	$ 8.00	$ 2.92
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 0.78%, 1.59%, and 0.58% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Municipal Trust and Shareholders of
Nuveen High Yield Municipal Bond Fund,
Nuveen Short Duration High Yield Municipal Bond Fund and
Nuveen Strategic Municipal Opportunities Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen High Yield Municipal Bond Fund, Nuveen Short Duration High Yield Municipal Bond Fund and Nuveen Strategic Municipal Opportunities Fund (three of the Funds constituting Nuveen Municipal Trust, hereafter collectively referred to as the "Funds") as of March 31, 2021, the related statements of operations for the year ended March 31, 2021, the statement of cash flows for Nuveen High Yield Municipal Bond Fund for the year ended March 31, 2021, the statements of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of each of their operations for the year then ended, the cash flows of Nuveen High Yield Municipal Bond Fund for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2021 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
May 27, 2021
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen High Yield Municipal Bond Fund
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 123.4%
	MUNICIPAL BONDS – 119.1%
	Alabama – 1.5%
$ 2,918	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Big Sky Environmental LLC Project, Refunding Taxable Series 2017C, 1.000%, 9/01/37, 144A (4)	5/21 at 100.00	N/R	29
16,000	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Big Sky Environmental LLC Project, Series 2017A, 6.750%, 9/01/37, 144A (4)	9/27 at 100.00	N/R	11,200,000
3,397	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Big Sky Environmental LLC Project, Taxable Series 2017B, 6.750%, 9/01/37, 144A (4)	9/27 at 100.00	N/R	2,378,353
10,000	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co Project, Series 1993, 6.450%, 12/01/23 (AMT)	5/21 at 100.00	B1	10,011,800
3,865	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co Project, Series 1994, 6.450%, 12/01/23 (AMT)	5/21 at 100.00	B1	3,869,561
10,000	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds, University of Mobile Project, Series 2015A, 6.000%, 9/01/45, 144A	9/25 at 100.00	N/R	10,918,200
	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Methodist Home for the Aging, Refunding Series 2015-1:
1,350	5.750%, 6/01/35	6/26 at 100.00	N/R	1,421,699
2,500	5.750%, 6/01/45	6/26 at 100.00	N/R	2,588,675
	Homewood Educational Building Authority, Alabama, Educational Facilities Revenue Bonds, Samford University, Series 2019A:
2,750	4.000%, 12/01/41 (UB) (5)	12/29 at 100.00	A3	3,103,017
4,220	4.000%, 12/01/49 (UB) (5)	12/29 at 100.00	A3	4,691,163
2,095	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, United States Steel Corporation Proejcet, Green Series 2020, 6.375%, 11/01/50 (Mandatory Put 11/01/30) (AMT)	No Opt. Call	Caa2	2,608,296
98,400	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, United States Steel Corporation Proejcet, Series 2019, 5.750%, 10/01/49 (AMT)	10/29 at 100.00	Caa2	113,128,512
	Jefferson County, Alabama, Sewer Revenue Warrants, Capital Appreciation Subordinate Lien Series 2013F:
2,400	0.000%, 10/01/46 (6)	10/23 at 105.00	BB	2,439,480
5,000	0.000%, 10/01/50 (6)	10/23 at 105.00	BB	5,082,900
	Jefferson County, Alabama, Sewer Revenue Warrants, Senior Lien Series 2013C:
16,370	0.000%, 10/01/38 – AGM Insured (6)	10/23 at 105.00	BB+	16,644,361
5,000	0.000%, 10/01/42 – AGM Insured (6)	10/23 at 105.00	BB+	5,065,700
2,520	0.000%, 10/01/46 – AGM Insured (6)	10/23 at 105.00	BB+	2,552,609
10,000	0.000%, 10/01/50 – AGM Insured (6)	10/23 at 105.00	BB+	10,128,100
17,800	Jefferson County, Alabama, Sewer Revenue Warrants, Subordinate Lien Series 2013D, 6.000%, 10/01/42	10/23 at 105.00	BB	20,693,746

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Alabama (continued)
$ 1,000	Jefferson County, Alabama, Sewer Revenue Warrants, Subordinate Lien Series 2013E, 0.000%, 10/01/35	10/23 at 41.20	BB	396,690
6,000	Mobile County, Alabama, Limited Obligation Warrants, Gomesa Projects, Series 2020, 4.000%, 11/01/45, 144A	11/29 at 100.00	N/R	6,025,800
32,835	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.875%, 4/15/45	4/25 at 100.00	N/R	35,276,611
23,605	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone Bonds, Hunt Refining Project, Refunding Series 2019A, 5.250%, 5/01/44, 144A	5/29 at 100.00	N/R	26,878,777
15,610	UAB Medicine Finance Authority, Alabama, Revenue Bonds, Series 2019B, 4.000%, 9/01/48 (UB) (5)	9/29 at 100.00	AA-	17,969,764
295,635	Total Alabama			315,073,843
	Arizona – 2.6%
6,360	Arizona Industrial Development Authority, Arizona, Economic Development Revenue Bonds, Linder Village Project in Meridian, Ada County, Idaho, Series 2020, 5.000%, 6/01/31, 144A	No Opt. Call	N/R	6,624,449
	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2017A:
1,670	5.125%, 7/01/37 , 144A	7/26 at 100.00	BB	1,870,868
2,000	5.250%, 7/01/47 , 144A	7/26 at 100.00	BB	2,220,640
1,885	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2017D, 5.000%, 7/01/51, 144A	7/27 at 100.00	BB	2,097,967
	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Franklin Phonetic Charter School Project, Refunding Series 2017:
580	5.500%, 7/01/37 , 144A	7/27 at 100.00	N/R	625,582
1,390	5.750%, 7/01/47 , 144A	7/27 at 100.00	N/R	1,493,652
1,505	5.875%, 7/01/52 , 144A	7/27 at 100.00	N/R	1,623,143
2,000	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Leman Academy of Excellence ? East Tucson & Central Tucson Projects, Series 2019A, 5.000%, 7/01/54, 144A	7/24 at 101.00	N/R	2,101,320
	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Montessori Academy Projects, Refunding Series 2017A:
700	6.000%, 11/01/37 , 144A	11/27 at 100.00	N/R	735,168
3,850	6.250%, 11/01/50 , 144A	11/27 at 100.00	N/R	4,020,170
1,545	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center, Inc Project, Series 2017B, 5.000%, 3/01/37, 144A	9/27 at 100.00	BB+	1,737,213
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2017B:
1,280	5.125%, 7/01/47 , 144A	7/27 at 100.00	BB	1,416,000
565	5.250%, 7/01/51 , 144A	7/27 at 100.00	BB	627,642
5,440	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Leman Academy of Excellence - Parker Colorado Campus Project, Series 2019A, 5.000%, 7/01/49, 144A	7/24 at 101.00	N/R	5,683,277

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Arizona (continued)
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Leman Academy of Excellence Projects, Series 2017A:
$ 1,500	5.000%, 7/01/37 , 144A	7/22 at 101.00	N/R	1,546,140
3,555	5.250%, 7/01/47 , 144A	7/22 at 101.00	N/R	3,661,437
3,945	5.250%, 7/01/52 , 144A	7/22 at 101.00	N/R	4,060,667
3,260	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Mater Academy of Nevada - Mountain Vista Campus Project, Series 2018A, 5.500%, 12/15/48, 144A	12/26 at 100.00	BB	3,620,426
3,150	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest Academy of Nevada ? Horizon, Inspirada and St Rose Campus Projects, Series 2018A, 5.750%, 7/15/48, 144A	7/26 at 100.00	BB+	3,574,683
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest Academy of Nevada ? Sloan Canyon Campus Project, Series 2020A-2:
6,145	6.000%, 9/15/38 , 144A	9/23 at 105.00	BB+	6,928,242
20,060	6.150%, 9/15/53 , 144A	9/23 at 105.00	BB+	22,486,056
1,400	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Social Bonds ? Pensar Academy Project, Series 2020, 5.000%, 7/01/45, 144A	7/28 at 100.00	BB-	1,473,654
11,260	Arizona Industrial Development Authority, Education Facility Revenue Bonds, Caurus Academy Project, Series 2018A, 6.500%, 6/01/50, 144A	6/28 at 100.00	N/R	12,609,173
10,010	Arizona Industrial Development Authority, Hospital Revenue Bonds, Phoenix Children's Hospital, Series 2020A, 3.000%, 2/01/45 (UB) (5)	2/30 at 100.00	A	10,461,051
22,350	Arizona Industrial Development Authority, Multifamily Housing Revenue Bonds, Bridgewater Avondale Project, Series 2017, 5.375%, 1/01/38	7/25 at 101.00	N/R	21,178,637
9,573	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds, Series 2017A, 7.000%, 7/01/41, 144A (4)	7/27 at 100.00	N/R	7,371,262
2,000	Coconino County Industrial Development Authority, Arizona, Education Revenue Bonds, Flagstaff Arts & Leadership Academy Project, Refunding Series 2020, 5.500%, 7/01/40, 144A	7/28 at 100.00	N/R	2,061,160
	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2014:
655	5.000%, 7/15/29 , 144A	7/24 at 100.00	N/R	718,882
650	5.000%, 7/15/33 , 144A	7/24 at 100.00	N/R	707,168
750	5.000%, 7/15/38 , 144A	7/24 at 100.00	N/R	810,630
1,056	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 2, Series 2014, 5.375%, 7/01/39, 144A	7/24 at 100.00	N/R	1,097,353
2,056	Estrella Mountain Ranch Community Facilities District, Goodyear City, Arizona, Special Assessment Revenue Bonds, Montecito Assessment District 2, Series 2015, 5.000%, 7/01/39, 144A	7/25 at 100.00	N/R	1,761,190
3,250	Florence Town Inc, Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional School Project - Queen Creek and Casa Grande Campuses, Series 2013, 6.000%, 7/01/43	7/23 at 100.00	Ba2	3,524,918
7,700	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Gateway Academy Project, Series 2019A, 5.750%, 1/01/50, 144A	1/30 at 100.00	N/R	8,032,101
2,685	Maricopa County Industrial Development Authority, Arizona, Educational Facilities Revenue Bonds, Ottawa University Projects, Series 2020, 5.500%, 10/01/51, 144A	10/27 at 103.00	N/R	2,828,987

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 14,335	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Series 2017A, 4.000%, 1/01/41 (UB) (5)	1/28 at 100.00	AA-	16,205,861
10,000	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Series 2019E, 3.000%, 1/01/49 (UB) (5)	7/30 at 100.00	AA-	10,359,900
420	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds, Series 2006, 5.300%, 7/15/25	5/21 at 100.00	N/R	387,958
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2019B:
5,500	4.000%, 7/01/44 (AMT) (UB) (5)	7/29 at 100.00	A	6,111,270
11,710	5.000%, 7/01/44 (AMT) (UB) (5)	7/29 at 100.00	A	14,071,556
11,655	5.000%, 7/01/49 (AMT) (UB) (5)	7/29 at 100.00	A	13,919,450
12,555	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Refunding Junior Lien Series 2017D, 4.000%, 7/01/40 (UB) (5)	7/27 at 100.00	A	14,016,025
5,365	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Arizona School for the Arts, Series 2011A, 7.750%, 7/01/41 (Pre-refunded 7/01/21), 144A	7/21 at 100.00	N/R (7)	5,460,819
3,130	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2016A, 5.000%, 7/01/46, 144A	7/25 at 100.00	BB	3,383,749
640	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies - Veritas Project, Series 2012, 6.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	648,774
	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Project, Series 2014A:
3,000	6.500%, 7/01/34 , 144A	7/24 at 100.00	Ba2	3,467,220
10,000	6.750%, 7/01/44 , 144A	7/24 at 100.00	Ba2	11,514,400
4,650	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2015, 5.000%, 7/01/45, 144A	7/25 at 100.00	Ba2	4,948,716
5,000	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2016A, 5.000%, 7/01/46, 144A	7/26 at 100.00	Ba2	5,438,200
530	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Leman Academy of Excellence - Oro Valley Project, Series 2019A, 5.000%, 7/01/54, 144A	7/22 at 101.00	N/R	543,822
	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Guam Facilities Foundation, Inc Project, Series 2014:
21,375	5.000%, 2/01/29	2/24 at 100.00	B+	22,107,949
18,375	5.125%, 2/01/34	2/24 at 100.00	B+	18,983,948
22,835	5.375%, 2/01/41	2/24 at 100.00	B+	23,695,423
5,000	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Series 2012, 5.000%, 6/01/42 (UB) (5)	6/22 at 100.00	A3	5,165,650

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Arizona (continued)
	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Tender Option Bond Trust 2016-XF2337:
$ 2,080	18.453%, 6/01/34 , 144A (IF) (5)	6/22 at 100.00	A3	2,408,910
775	17.484%, 6/01/42 , 144A (IF) (5)	6/22 at 100.00	A3	877,556
975	17.490%, 6/01/42 , 144A (IF) (5)	6/22 at 100.00	A3	1,104,061
1,500	17.511%, 6/01/42 , 144A (IF) (5)	6/22 at 100.00	A3	1,698,810
375	17.511%, 6/01/42 , 144A (IF) (5)	6/22 at 100.00	A3	424,703
1,265	17.511%, 6/01/42 , 144A (IF) (5)	6/22 at 100.00	A3	1,432,663
9,355	Phoenix Industrial Development Authority, Arizona, Multi-Family Housing Revenue Bonds, 3rd and Indian Road Assisted Living Project, Series 2016, 5.400%, 10/01/36	10/25 at 101.00	N/R	9,510,199
6,325	Phoenix Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Deer Valley Veterans Assisted Living Project, Series 2016A, 5.125%, 7/01/36	7/24 at 101.00	N/R	6,274,969
3,760	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Cambridge Academy-East, Inc Project, Series 2010, 6.625%, 4/01/40 (4)	5/21 at 100.00	N/R	3,682,506
	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Desert Heights Charter School, Series 2014:
1,000	7.000%, 5/01/34	5/24 at 100.00	N/R	1,096,480
1,800	7.250%, 5/01/44	5/24 at 100.00	N/R	1,968,012
1,650	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, American Leadership Academy Project, Series 2019, 5.000%, 6/15/52, 144A	6/25 at 100.00	N/R	1,732,533
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Champion Schools Project, Series 2017:
2,870	6.000%, 6/15/37 , 144A	6/26 at 100.00	N/R	2,686,377
4,865	6.125%, 6/15/47 , 144A	6/26 at 100.00	N/R	4,437,658
5,120	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Refunding Series 2020, 5.000%, 7/01/55, 144A	7/26 at 103.00	N/R	5,388,339
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016:
3,445	5.250%, 7/01/36	7/26 at 100.00	BB-	3,654,938
5,700	5.375%, 7/01/46	7/26 at 100.00	BB-	5,967,786
6,830	5.500%, 7/01/51	7/26 at 100.00	BB-	7,164,533
13,805	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2019, 5.875%, 7/01/51, 144A	7/26 at 103.00	N/R	15,085,138
1,465	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Imagine East Mesa Charter Schools Project, Series 2019, 5.000%, 7/01/49, 144A	7/26 at 100.00	N/R	1,546,278
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, LEAD Charter School Project, Series 2014:
1,860	6.750%, 3/01/34	3/24 at 100.00	N/R	1,948,945
4,990	8.750%, 3/01/44	3/24 at 100.00	N/R	5,447,533
8,790	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2014A, 9.000%, 2/01/44	2/24 at 100.00	N/R	9,983,770
2,660	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A	2/24 at 100.00	N/R	2,795,713

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 11,315	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2017, 6.750%, 2/01/50, 144A	2/28 at 100.00	N/R	12,745,782
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Synergy Public Charter School Project, Series 2020:
1,475	5.000%, 6/15/35 , 144A	6/28 at 100.00	N/R	1,542,850
5,115	5.250%, 6/15/50 , 144A	6/28 at 100.00	N/R	5,297,299
2,000	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Synergy Public Charter School Project, Series 2020-1, 5.000%, 6/15/50, 144A	6/28 at 100.00	N/R	2,103,400
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, The Paideia Academies Project, 2019:
685	5.125%, 7/01/39	7/25 at 100.00	N/R	717,448
1,050	5.250%, 7/01/49	7/25 at 100.00	N/R	1,094,394
	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012:
120	7.000%, 1/01/22	No Opt. Call	B-	121,428
4,275	7.375%, 1/01/32	1/22 at 100.00	B-	4,288,381
6,695	7.500%, 1/01/42	1/22 at 100.00	B-	6,709,461
5,770	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah Webster Schools ? Mesa Project, Series 2015A, 5.000%, 12/15/34, 144A	6/25 at 100.00	BB	6,211,924
12,425	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Econmic Development Bonds, Series 2012A, 9.750%, 5/01/25	5/22 at 100.00	N/R	12,948,093
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
60	5.250%, 12/01/22	No Opt. Call	BBB+	64,477
80	5.250%, 12/01/28	No Opt. Call	BBB+	101,254
26,530	5.500%, 12/01/37 , 144A	No Opt. Call	Ba3	38,478,316
	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A:
1,100	6.250%, 12/01/42	12/21 at 100.00	N/R	1,117,853
3,200	6.250%, 12/01/46	12/21 at 100.00	N/R	3,249,248
	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Mirabella at ASU Project, Series 2017A:
2,140	6.000%, 10/01/37 , 144A	10/27 at 100.00	N/R	2,331,444
2,665	6.125%, 10/01/47 , 144A	10/27 at 100.00	N/R	2,872,177
3,085	6.125%, 10/01/52 , 144A	10/27 at 100.00	N/R	3,315,912
4,340	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center Inc Project, Series 2012, 5.125%, 3/01/42, 144A	9/22 at 100.00	BB+	4,478,576
1,230	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc Refunding, Series 2007A, 6.375%, 12/01/37 (AMT)	6/21 at 100.00	N/R	1,211,612
502,470	Total Arizona			543,141,337

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Arkansas – 0.6%
$ 74,815	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2019, 4.500%, 9/01/49, 144A (AMT)	9/26 at 103.00	B-	81,339,616
20,420	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2020A, 4.750%, 9/01/49, 144A (AMT)	9/27 at 103.00	B-	22,688,662
10,000	Fayetteville School District 1, Washington County, Arkansas, General Obligation Bonds, Refunding & School Construction Series 2020, 3.000%, 6/01/50 (UB) (5)	6/25 at 100.00	Aa2	10,319,700
105,235	Total Arkansas			114,347,978
	California – 17.0%
	Allan Hancock Joint Community College District, California, General Obligation Bonds, Election 2006 Series 2012C:
10,000	0.000%, 8/01/44 (UB) (5)	8/38 at 100.00	AA	8,389,100
10,000	0.000%, 8/01/47 (UB) (5)	8/40 at 100.00	AA	8,491,700
	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C:
5,500	0.000%, 9/01/34 – AGM Insured	No Opt. Call	A2	4,137,815
2,325	0.000%, 9/01/35 – AGM Insured (ETM)	No Opt. Call	AA (7)	1,808,897
1,985	0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	1,447,839
	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A:
300	5.250%, 3/01/36	3/26 at 100.00	Ba3	309,711
9,075	5.000%, 3/01/41	3/26 at 100.00	Ba3	9,179,998
10,900	5.000%, 3/01/46	3/26 at 100.00	Ba3	10,951,121
3,415	Antioch Unified School District, Contra Costa County, California, General Obligation Bonds, School Facilities Improvement District 1, Tender Option Bond Trust 2016-XG0071, 17.645%, 8/01/47, 144A (IF) (5)	8/23 at 100.00	A+	4,682,477
	Bakersfield City School District, Kern County, California, General Obligation Bonds, Election 2016 Series 2017A:
4,890	4.000%, 11/01/42 (UB) (5)	11/26 at 100.00	A+	5,364,330
3,750	4.000%, 11/01/46 (UB) (5)	11/26 at 100.00	A+	4,091,775
	Bakersfield City School District, Kern County, California, General Obligation Bonds, Series 2012C:
1,700	0.000%, 5/01/42 (6)	5/40 at 100.00	A+	1,566,822
4,480	0.000%, 5/01/47 (6)	5/40 at 100.00	A+	4,056,013
4,210	Banning Unified School District, Riverside County, California, General Obligation Bonds, 2016 Election Series 2017A, 4.000%, 8/01/46 – AGM Insured (UB) (5)	8/27 at 100.00	AA	4,668,932
	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Fixed Rate Series 2017S-7:
13,000	4.000%, 4/01/47 (UB) (5)	4/27 at 100.00	A1	14,753,960
1,000	4.000%, 4/01/49 (UB) (5)	4/27 at 100.00	A1	1,133,230
19,315	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Series 2014S-6, 5.000%, 10/01/54 (Pre-refunded 10/01/24) (UB) (5)	10/24 at 100.00	A1 (7)	22,441,326
7,465	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Series 2019S-8, 3.000%, 4/01/54 (UB) (5)	10/29 at 100.00	A1	7,726,200

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	California (continued)
$ 1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 20 Series 2012B, 5.950%, 9/01/35	9/22 at 100.00	N/R	1,057,720
2,000	Blythe Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project 1, Series 2011, 9.750%, 5/01/38	5/21 at 100.00	N/R	2,010,480
7,205	Cabrillo Unified School District, San Mateo County, California, General Obligation Bonds, Series 2017C, 4.000%, 8/01/46 (UB) (5)	8/26 at 100.00	AA-	8,026,658
4,155	Calexico Unified School District, Imperial County, California, General Obligation Bonds, Election 2016, Series 2017A, 4.000%, 8/01/46 – AGM Insured (UB) (5)	8/27 at 100.00	AA	4,607,937
14,080	California Community Housing Agency, California, Essential Housing Revenue Bonds, Subordinate Series 2021A-2, 4.000%, 8/01/47, 144A	8/31 at 100.00	N/R	14,598,096
10,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Fresno County Tobacco Funding Corporation, Subordinate Turbo Capital Series 2006A, 0.000%, 6/01/46	4/21 at 20.05	N/R	2,001,800
14,700	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 0.000%, 6/01/57	4/21 at 12.90	N/R	1,893,654
27,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020B-2, 0.000%, 6/01/55	6/30 at 26.72	N/R	5,221,800
70,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Stanislaus County Tobacco Funding Corporation, Series 2006A, 0.000%, 6/01/46	4/21 at 24.07	N/R	16,821,700
28,600	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Stanislaus County Tobacco Funding Corporation, Subordinate Turbo Capital Appreciation Series 2006B, 0.000%, 6/01/46	4/21 at 23.34	N/R	6,666,660
8,325	California County Tobacco Securitization Agency, Tobacco Settlement Bonds, Gold Country Settlement Funding Corporation, Subpordinate Series 2020B-2, 0.000%, 6/01/55	12/30 at 36.29	N/R	2,116,631
34,360	California Enterprise Development Authority, Charter School Revenue Bonds, Norton Science and Language Academy Project, Series 2020, 6.250%, 7/01/58, 144A	7/27 at 102.00	N/R	36,418,508
6,665	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2015A, 4.000%, 8/15/40 (Pre-refunded 8/15/25) (UB)	8/25 at 100.00	A+ (7)	7,676,280
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B:
11,530	4.000%, 11/15/41 (UB) (5)	11/26 at 100.00	A+	12,864,713
22,820	5.000%, 11/15/46 (Pre-refunded 11/15/26) (UB) (5)	11/26 at 100.00	N/R (7)	28,280,598
33,090	5.000%, 11/15/46 (UB) (5)	11/26 at 100.00	A+	38,599,485
27,515	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2017A, 4.000%, 11/15/48 (UB) (5)	11/27 at 100.00	A+	30,621,994
24,760	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2018A, 4.000%, 11/15/42 (UB) (5)	11/27 at 100.00	A+	28,016,930
	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Tender Option Bond Trust 2016-XF2353:
4,000	18.973%, 11/15/40 (Pre-refunded 11/15/21), 144A (IF) (5)	11/21 at 100.00	AA- (7)	4,508,280
2,500	19.963%, 11/15/40 (Pre-refunded 11/15/21), 144A (IF) (5)	11/21 at 100.00	AA- (7)	2,832,950
1,500	19.963%, 11/15/40 (Pre-refunded 11/15/21), 144A (IF) (5)	11/21 at 100.00	AA- (7)	1,699,770

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	California (continued)
$ 6,435	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Refunding Series 2016A, 4.000%, 3/01/39 (UB) (5)	3/26 at 100.00	A	7,108,487
	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Series 2017:
3,810	5.000%, 2/01/42 (UB) (5)	2/27 at 100.00	A1	4,476,674
6,830	5.000%, 2/01/47 (UB) (5)	2/27 at 100.00	A1	7,969,449
	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Tender Option Bond Trust 2015-XF1002:
605	17.432%, 4/01/42 , 144A (IF) (5)	4/22 at 100.00	AA-	711,165
1,250	17.467%, 4/01/42 , 144A (IF) (5)	4/22 at 100.00	AA-	1,469,800
	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Series 2017A-2:
10,000	4.000%, 11/01/38 (UB) (5)	11/27 at 100.00	AA-	11,532,000
140,100	4.000%, 11/01/44 (UB) (5)	11/27 at 100.00	AA-	159,585,108
42,070	5.000%, 11/01/47 (UB) (5)	No Opt. Call	AA-	62,372,561
9,250	4.000%, 11/01/51 (UB) (5)	11/27 at 100.00	AA-	10,405,140
	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Tender Option Bond Trust 2015-XF0152:
540	18.194%, 8/15/43 , 144A (IF) (5)	8/24 at 100.00	A+	792,115
1,250	18.221%, 8/15/51 , 144A (IF) (5)	8/22 at 100.00	A+	1,504,688
	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0120:
460	21.938%, 10/01/38 , 144A (IF) (5)	10/24 at 100.00	AA-	794,356
845	22.002%, 10/01/44 , 144A (IF) (5)	10/24 at 100.00	AA-	1,431,329
3,150	22.078%, 10/01/44 , 144A (IF) (5)	10/24 at 100.00	AA-	5,343,502
2,000	22.078%, 10/01/44 , 144A (IF) (5)	10/24 at 100.00	AA-	3,392,700
2,000	22.078%, 10/01/44 , 144A (IF) (5)	10/24 at 100.00	AA-	3,392,700
29,145	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Refunding Series 2016A, 4.000%, 10/01/47 (UB) (5)	10/26 at 100.00	AA-	32,836,506
3,335	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Series 2015A, 5.000%, 8/15/54 (UB) (5)	8/25 at 100.00	AA-	3,863,764
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 2016-XG0049:
2,385	18.194%, 8/15/51 , 144A (IF) (5)	8/22 at 100.00	AA-	2,929,543
2,000	18.199%, 8/15/51 , 144A (IF) (5)	8/22 at 100.00	AA-	2,456,780
1,610	22.313%, 8/15/51 (Pre-refunded 8/15/22), 144A (IF) (5)	8/22 at 100.00	AA- (7)	2,069,381
1,800	22.325%, 8/15/51 (Pre-refunded 8/15/22), 144A (IF) (5)	8/22 at 100.00	AA- (7)	2,313,864
8,715	California Infrastructure and Economic Development Bank, Infrastructure State Revolving Fund Revenue Bonds, Series 2016A, 4.000%, 10/01/45 (Pre-refunded 10/01/26) (UB) (5)	10/26 at 100.00	AAA	10,343,572
6,085	California Infrastructure and Economic Development Bank, Revenue Bonds, Academy of Motion Picture Arts and Sciences Obligated Group, Series 2015A, 4.000%, 11/01/45 (UB) (5)	11/23 at 100.00	Aa2	6,468,233

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	California (continued)
$ 11,085	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies - El Dorado Hills Project, Series 2018A, 5.750%, 10/01/48, 144A	10/22 at 105.00	N/R	11,912,163
1,315	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies - El Dorado Hills Project, Taxable Series 2018B, 5.500%, 10/01/25, 144A	10/22 at 105.00	N/R	1,293,421
1,500	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies, Inc Project, Series 2015A, 5.250%, 10/01/45	10/22 at 102.00	BB	1,568,250
	California Municipal Finance Authority Charter School Revenue Bonds, River Charter Schools Project, Series 2018A:
640	5.500%, 6/01/38 , 144A	6/26 at 100.00	BB	704,621
1,595	5.500%, 6/01/48 , 144A	6/26 at 100.00	BB	1,734,786
1,550	5.500%, 6/01/53 , 144A	6/26 at 100.00	BB	1,682,045
1,150	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Bella Mente Montessori Academy Project, Series 2018A, 5.000%, 6/01/48, 144A	6/28 at 100.00	Ba1	1,267,450
	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Nova Academy Project, Series 2016A:
500	5.000%, 6/15/36 , 144A	6/26 at 100.00	BB	542,225
6,275	5.000%, 6/15/46 , 144A	6/26 at 100.00	BB	6,696,617
3,735	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Rocketship 7-Alma Academy Elementary School, Series 2012A, 6.250%, 6/01/43	12/21 at 101.00	N/R	3,865,576
	California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc - Lincoln Project, Taxable Series 2019B:
1,515	5.000%, 10/01/49 , 144A	10/27 at 100.00	N/R	1,598,158
1,650	5.000%, 10/01/57 , 144A	10/27 at 100.00	N/R	1,732,880
2,000	California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc Project, Series 2014A, 5.000%, 10/01/44	10/22 at 102.00	BB	2,084,400
	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to Uplift Communities Project, Series 2012A:
200	5.250%, 8/01/42	8/22 at 100.00	BB	204,420
675	5.300%, 8/01/47	8/22 at 100.00	BB	689,823
1,975	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education?Multiple Projects, Series 2014A, 7.000%, 6/01/34	6/22 at 102.00	N/R	2,126,720
1,680	California Municipal Finance Authority, Charter School Revenue Bonds, Urban Discovery Academy Project, Series 2014A, 6.125%, 8/01/49, 144A	8/24 at 100.00	BB-	1,814,887
880	California Municipal Finance Authority, Charter School Revenue Bonds, Urban Discovery Academy Project, Series 2015A, 6.125%, 8/01/45, 144A	8/26 at 100.00	N/R	990,774
	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A:
635	6.750%, 10/01/28	5/21 at 100.00	N/R	636,505
1,000	7.000%, 10/01/39	5/21 at 100.00	N/R	1,002,080
1,270	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc Projects, Series 2014B, 5.875%, 8/15/49	8/24 at 100.00	N/R	1,362,291
5,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	N/R	5,280,350

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	California (continued)
$ 7,645	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Windsor Mobile Country Club, Subordinate Series 2013B, 7.000%, 11/15/48 (Pre-refunded 11/15/23)	11/23 at 100.00	N/R (7)	8,905,890
	California Municipal Finance Authority, Revenue Bonds, California Baptist University, Series 2016A:
1,000	5.000%, 11/01/36 , 144A	11/26 at 100.00	N/R	1,129,260
3,935	5.000%, 11/01/46 , 144A	11/26 at 100.00	N/R	4,367,968
	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A:
570	6.625%, 1/01/32 , 144A	1/22 at 100.00	N/R	577,216
530	6.875%, 1/01/42 , 144A	1/22 at 100.00	N/R	535,607
1,275	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2014A, 5.000%, 1/01/35	1/25 at 100.00	N/R	1,269,441
9,350	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A, 4.000%, 12/31/47 – AGM Insured (AMT) (UB) (5)	6/28 at 100.00	BBB-	10,400,846
7,000	California Municipal Finance Authority, Revenue Bonds, Simpson University, Series 2020A, 6.000%, 10/01/50	10/27 at 103.00	N/R	7,229,892
3,690	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines, Inc Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29 (AMT)	No Opt. Call	B+	4,185,936
5,600	California Pollution Contol Financing Authority, Solid Waste Disposal Revenue Bonds, Aemerge Redpak Services Southern California, LLC Project, Subordinate Series 2017, 8.000%, 12/01/27, 144A (AMT) (4)	No Opt. Call	N/R	1,680,000
3,310	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Aemerge Redpak Services, LLC, Series 2016, 7.000%, 12/01/27, 144A (AMT) (4)	12/23 at 102.00	N/R	1,655,000
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
5,500	5.000%, 7/01/37 (AMT), 144A	7/22 at 100.00	Baa3	5,823,620
940	5.000%, 11/21/45 (AMT), 144A	7/22 at 100.00	Baa3	995,310
7,910	California Public Finance Authority, Charter School Lease Revenue Bonds, California Crosspoint Academy Project, Series 2020A, 5.125%, 7/01/55, 144A	7/28 at 100.00	N/R	8,281,612
	California Public Finance Authority, Charter School Lease Revenue Bonds, Laverne Elementary Preparatory Academy Project, Series 2019A:
870	5.000%, 6/15/39 , 144A	6/23 at 100.00	N/R	897,101
1,000	5.000%, 6/15/49 , 144A	6/23 at 100.00	N/R	1,027,100
	California Public Finance Authority, Charter School Lease Revenue Bonds, Multicultural Learning Center Project, Series 2017A:
2,055	6.125%, 6/15/37	6/27 at 100.00	N/R	2,322,417
3,025	6.250%, 6/15/47	6/27 at 100.00	N/R	3,387,909
365	California Public Finance Authority, Charter School Lease Revenue Bonds, Multicultural Learning Center Project, Series 2017B, 7.375%, 6/15/23	No Opt. Call	N/R	367,091
10,000	California Public Finance Authority, Revenue Bonds, Sharp HealthCare, Series 2017A, 4.000%, 8/01/47 (UB) (5)	2/28 at 100.00	Aa3	11,141,000
1,700	California Public Finance Authority, University Housing Revenue Bonds, National Campus Community Development - Claremont Properties LLC Claremont Colleges Project, Series 2017A, 5.000%, 7/01/47, 144A	7/27 at 100.00	Caa2	1,428,000

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	California (continued)
	California School Finance Authority Charter School Facility Revenue Bonds, Grimmway Schools-Obligated Group, Series 2016A:
$ 4,350	5.000%, 7/01/36 , 144A	7/26 at 100.00	BB+	4,801,965
2,360	5.000%, 7/01/46 , 144A	7/26 at 100.00	BB+	2,556,163
	California School Finance Authority Charter School Revenue Bonds, California, ACE Charter Schools, Obligated Group, Series 2016A:
2,755	5.000%, 6/01/42 , 144A	6/26 at 100.00	N/R	2,972,535
1,025	5.000%, 6/01/52 , 144A	6/26 at 100.00	N/R	1,097,898
6,930	California School Finance Authority, California, Charter School Revenue Bonds, Alta Public Schools - Obligated Group, Series 2020A, 6.000%, 6/01/59, 144A	6/28 at 102.00	N/R	7,504,774
730	California School Finance Authority, California, Charter School Revenue Bonds, Alta Public Schools - Obligated Group, Taxable Series 2020B, 6.000%, 6/01/31, 144A	6/28 at 102.00	N/R	700,661
	California School Finance Authority, California, Charter School Revenue Bonds, Encore Education Obligated Group, Series 2016A:
2,010	5.000%, 6/01/42 , 144A	6/26 at 100.00	N/R	1,901,922
1,100	5.000%, 6/01/52 , 144A	6/26 at 100.00	N/R	1,006,159
	California School Finance Authority, California, Charter School Revenue Bonds, TEACH Public Schools Obligated Group, Series 2016A:
5,915	5.750%, 6/01/42	6/26 at 100.00	N/R	6,659,284
5,065	5.875%, 6/01/52	6/26 at 100.00	N/R	5,688,603
1,000	California School Finance Authority, California, Charter School Revenue Bonds, TEACH Public Schools Obligated Group, Series 2019A, 5.000%, 6/01/49, 144A	6/26 at 100.00	N/R	1,071,610
	California School Finance Authority, Charter School Revenue Bonds, CIty Charter School Obligated Group, Series 2016A:
2,525	5.000%, 6/01/42 , 144A	6/26 at 100.00	N/R	2,719,400
2,930	5.000%, 6/01/52 , 144A	6/26 at 100.00	N/R	3,132,668
1,000	California School Finance Authority, Charter School Revenue Bonds, Coastal Academy Project, Series 2013A, 5.000%, 10/01/42, 144A	10/22 at 100.00	BBB-	1,033,620
	California School Finance Authority, Charter School Revenue Bonds, Escuela Popular Charter School, Series 2017:
1,250	6.250%, 7/01/37 , 144A	7/27 at 100.00	N/R	1,397,250
4,825	6.500%, 7/01/50 , 144A	7/27 at 100.00	N/R	5,372,155
1,680	California School Finance Authority, Charter School Revenue Bonds, Kepler Neighborhood School, Series 2017A, 5.875%, 5/01/47, 144A	5/27 at 100.00	N/R	1,842,574
1,135	California School Finance Authority, Charter School Revenue Bonds, Larchmont Charter School Project , Series 2018A, 5.000%, 6/01/55, 144A	6/27 at 100.00	N/R	1,231,759
1,460	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education ? Obligated Group, Series 2017A, 5.250%, 6/01/52, 144A	6/26 at 100.00	N/R	1,604,788
	California School Finance Authority, Charter School Revenue Bonds, Rocketship Public Schools ? Obligated Group, Series 2017G:
610	5.000%, 6/01/47 , 144A	6/27 at 100.00	N/R	674,471
525	5.000%, 6/01/53 , 144A	6/27 at 100.00	N/R	578,629
10,000	California School Finance Authority, Charter School Revenue Bonds, Scholarship Prep Public Schools ? Obligated Group, Series 2020A, 5.000%, 6/01/60, 144A	6/28 at 100.00	N/R	10,053,104

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	California (continued)
	California School Finance Authority, Educational Facilities Revenue Bonds, New Designs Charter School Project, Series 2014A:
$ 1,205	5.750%, 6/01/34 , 144A	6/24 at 100.00	BB+	1,321,921
2,390	6.000%, 6/01/44 , 144A	6/24 at 100.00	BB+	2,629,215
	California School Finance Authority, Educational Facility Revenue Bonds, Partnerships to Uplift Communities Valley Project, Series 2014:
2,010	6.400%, 8/01/34 , 144A	2/24 at 100.00	BB	2,201,493
4,960	6.750%, 8/01/44 , 144A	2/24 at 100.00	BB	5,458,034
1,300	California School Finance Authority, School Facility Revenue Bonds, Alta Public Schools Project, Series 2014A, 6.750%, 11/01/45, 144A	11/24 at 100.00	N/R	1,417,845
690	California School Finance Authority, School Facility Revenue Bonds, KIPP LA Projects, Series 2014A, 5.125%, 7/01/44	7/24 at 100.00	BBB	757,537
	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2016A:
1,280	5.750%, 7/01/41 , 144A	7/26 at 100.00	BB+	1,468,122
2,250	6.000%, 7/01/51 , 144A	7/26 at 100.00	BB+	2,594,903
10,540	California State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1029, 18.202%, 9/01/32, 144A (IF) (5)	9/23 at 100.00	AA-	15,159,366
15,725	California State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1039, 18.307%, 4/01/43, 144A (IF) (5)	4/23 at 100.00	AA-	21,354,393
3,055	California State, General Obligation Bonds, Various Purpose Series 2015, 4.000%, 8/01/45 (UB) (5)	8/25 at 100.00	AA-	3,418,240
10,000	California State, General Obligation Bonds, Various Purpose Series 2017, 5.000%, 8/01/46 (UB) (5)	8/26 at 100.00	AA-	11,985,500
	California State, General Obligation Bonds, Various Purpose Series 2021:
3,000	3.000%, 12/01/46 (UB) (5)	12/30 at 100.00	AA-	3,177,780
1,000	3.000%, 12/01/49 (UB)	12/30 at 100.00	AA-	1,055,500
	California State, General Obligation Bonds, Various Purpose, Tender Option Bond Trust 2015-XF1041:
2,500	18.207%, 11/01/43 , 144A (IF) (5)	11/23 at 100.00	AA-	3,649,300
750	14.246%, 11/01/44 , 144A (IF) (5)	11/24 at 100.00	AA-	1,054,988
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A:
9,515	5.250%, 12/01/44	12/24 at 100.00	BB-	10,541,668
80,755	5.500%, 12/01/54	12/24 at 100.00	BB-	89,775,333
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
13,625	5.000%, 12/01/41 , 144A	6/26 at 100.00	BB-	15,289,294
8,915	5.000%, 12/01/46 , 144A	6/26 at 100.00	BB-	9,940,136
79,455	5.250%, 12/01/56 , 144A	6/26 at 100.00	BB-	89,023,766
1,000	California Statewide Communities Development Authority, College Housing Revenue Bonds, National Campus Community Development - Hooper Street LLC Project, Series 2019, 5.250%, 7/01/52, 144A	7/29 at 100.00	B	1,026,200

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	California (continued)
$ 440	California Statewide Communities Development Authority, Revenue Bonds, Buck Institute for Research on Aging, Tender Option Bond Trust 2015-XF1035, 22.261%, 11/15/49 – AGM Insured (Pre-refunded 11/15/24), 144A (IF) (5)	11/24 at 100.00	AA (7)	812,821
12,750	California Statewide Communities Development Authority, Revenue Bonds, Emanate Health, Series 2020A, 3.000%, 4/01/50 (UB) (5)	4/30 at 100.00	A	13,220,092
25,000	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Series 2014, 5.000%, 7/01/44 (UB) (5)	7/24 at 100.00	A-	27,649,250
	California Statewide Communities Development Authority, Revenue Bonds, John Muir Health, Series 2016A:
3,000	4.000%, 8/15/41 (UB) (5)	8/26 at 100.00	A+	3,285,900
5,440	5.000%, 8/15/51 (UB) (5)	8/26 at 100.00	A+	6,231,955
6,500	California Statewide Communities Development Authority, Revenue Bonds, John Muir Health, Series 2018A, 5.000%, 12/01/57 (UB) (5)	12/27 at 100.00	A+	7,616,895
	California Statewide Communities Development Authority, Revenue Bonds, Lancer Educational Student Housing Project, Refunding Series 2016A:
3,610	5.000%, 6/01/36 , 144A	6/26 at 100.00	N/R	3,963,202
8,150	5.000%, 6/01/46 , 144A	6/26 at 100.00	N/R	8,805,504
14,940	California Statewide Communities Development Authority, Revenue Bonds, Marin General Hospital, Green Series 2018A, 4.000%, 8/01/45 (UB) (5)	8/23 at 100.00	BBB+	15,510,559
1,000	California Statewide Communities Development Authority, Revenue Bonds, Terraces San Joaquin Gardens, Series 2012A, 5.625%, 10/01/32 (Pre-refunded 10/01/22)	10/22 at 100.00	A- (7)	1,081,080
1,100	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	1,117,897
3,000	California Statewide Communities Development Authority, School Facility Revenue Bonds, Children of Promise, Series 2015A, 6.250%, 7/01/45, 144A (4)	7/25 at 100.00	CC	2,550,000
1,950	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2012-01, Fancher Creek, Series 2013A, 5.700%, 9/01/43	9/22 at 100.00	N/R	2,042,489
	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2015-2 Rio Bravo, Series 2015A:
3,245	5.375%, 9/01/35	9/25 at 100.00	N/R	3,543,572
3,285	5.625%, 9/01/45	9/25 at 100.00	N/R	3,563,141
3,820	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	3,819,847
2,125	California Statewide Communitities Development Authority, Charter School Revenue Bonds, Rocketship 4 - Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	2,214,271
4,875	California Statewide Community Development Authority, Charter School Revenue Bonds, Rocklin Academy Charter, Series 2011A, 8.250%, 6/01/41	6/21 at 100.00	BB+	4,919,216
	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2011A:
1,250	7.250%, 11/01/31 (Pre-refunded 11/01/21)	11/21 at 100.00	N/R (7)	1,300,513
2,250	7.500%, 11/01/41 (Pre-refunded 11/01/21)	11/21 at 100.00	N/R (7)	2,344,140

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	California (continued)
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
$ 790	5.750%, 7/01/24 (4)	5/21 at 100.00	N/R	750,601
3,809	5.750%, 7/01/30 (4)	5/21 at 100.00	N/R	3,618,146
5,607	5.750%, 7/01/35 (4)	5/21 at 100.00	N/R	5,326,961
4,856	5.500%, 7/01/39 (4)	5/21 at 100.00	N/R	4,613,624
975	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005H, 5.750%, 7/01/25 (4)	5/21 at 100.00	N/R	926,274
1,085	Cathedral City Public Financing Authority, California, Tax Allocation Bonds, Merged Redevelopment Project, Series 2000A, 0.000%, 8/01/33 – NPFG Insured	No Opt. Call	Baa2	787,743
12,780	Central Union High School District, Imperial County, California, General Obligation Bonds, Election 2016 Series 2019, 4.000%, 8/01/49 (UB) (5)	8/28 at 100.00	Aa3	14,476,417
1,000	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Housing Second Lien Series 2010A, 5.500%, 8/01/30	5/21 at 100.00	N/R	1,002,950
155	Compton Public Finance Authority, California, Lease Revenue Bonds, Refunding & Various Capital Projects, Series 2008, 5.250%, 9/01/27 – AMBAC Insured	5/21 at 100.00	N/R	155,369
5,750	Compton, California, Sewer Revenue Bonds, Series 2009, 6.000%, 9/01/39	5/21 at 100.00	N/R	5,761,270
2,500	Contra Costa Community College District, Contra Costa County, California, General Obligation Bonds, Tender Option Trust 2015-XF0229, 18.263%, 6/01/21, 144A (IF) (5)	No Opt. Call	AA+	3,626,350
500	Corona-Norco Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Refunding Junior Lien Series 2013B, 5.000%, 9/01/35	9/23 at 100.00	N/R	536,115
18,135	Cotati-Rohnert Park Unified School District, Sonoma County, California, General Obligation Bonds, 2014 Election Series 2017A, 4.000%, 8/01/46 – BAM Insured (UB)	8/26 at 100.00	A1	20,018,320
3,590	CSCDA Community Improvement Authority, 3.400%, 10/01/46, 144A (WI/DD, Settling 4/13/21)	10/31 at 100.00	N/R	3,590,000
2,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Oceanaire-Long Beach, Social Series 2021A-2, 4.000%, 9/01/56, 144A	9/31 at 100.00	N/R	2,115,100
7,540	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Parallel-Anaheim Series 2021A, 4.000%, 8/01/56, 144A	8/31 at 100.00	N/R	7,997,993
2,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Renaissance at City Center, Series 2020A, 5.000%, 7/01/51, 144A	7/31 at 100.00	N/R	2,312,080
5,820	Davis Joint Unified School District, Yolo County, California, General Obligation Bonds, Series 2019, 4.000%, 8/01/40 (UB) (5)	8/26 at 100.00	AA	6,520,612
10,535	Elk Grove Unified School District, Sacramento County, California, General Obligation Bonds, Election of 2016, Series 2017, 4.000%, 8/01/44 (UB) (5)	8/26 at 100.00	Aa2	11,916,665
	Fairfield, California, Certificates of Participation, Fairfield Water Financing Series 2007A:
4,000	0.000%, 4/01/32 – SYNCORA GTY Insured	No Opt. Call	AA	3,249,160
5,480	0.000%, 4/01/33 – SYNCORA GTY Insured	No Opt. Call	AA	4,323,336
5,480	0.000%, 4/01/34 – SYNCORA GTY Insured	No Opt. Call	AA	4,193,351
5,875	0.000%, 4/01/38 – SYNCORA GTY Insured (UB) (5)	No Opt. Call	AA-	3,985,717
3,460	Fairfield, California, Community Facilities District 2007-1 Special Tax Bonds, Fairield Commons Project, Series 2008, 6.875%, 9/01/38	9/21 at 100.00	N/R	3,548,957
7,385	Fillmore, California, Wastewater Revenue Bonds, Refunding Series 2017, 4.000%, 5/01/42 – AGM Insured (UB) (5)	5/27 at 100.00	A2	8,146,393

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	California (continued)
$ 5,500	Fontana Unified School District, San Bernardino County, California, General Obligation Bonds, Election 2006 Series 2020, 2.375%, 8/01/44 – AGM Insured (UB) (5)	8/28 at 100.00	Aa3	5,367,945
6,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A, 0.000%, 1/15/32 – AGM Insured (6)	1/31 at 100.00	BBB	7,052,760
5,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Term Rate Series 2013B-2, 3.500%, 1/15/53 – AGM Insured (UB) (5)	7/29 at 100.00	A2	5,562,550
	Fresno Unified School District, Fresno County, California, General Obligation Bonds, Crossover Refunding Series 2016B:
9,550	0.000%, 8/01/43	8/26 at 54.52	Aa3	4,667,849
6,900	4.000%, 8/01/46 (UB) (5)	8/26 at 100.00	Aa3	7,731,588
16,625	Fresno Unified School District, Fresno County, California, General Obligation Bonds, Election 2010 Series 2014D, 4.000%, 8/01/47 (Pre-refunded 8/01/24) (UB) (5)	8/24 at 100.00	Aa3 (7)	18,680,349
8,970	Fresno Unified School District, Fresno County, California, General Obligation Bonds, Election 2016 Series 2019B, 3.000%, 8/01/43 (UB) (5)	8/26 at 100.00	Aa3	9,343,152
5,340	Garvey School District, Los Angeles County, California, General Obligation Bonds, Election 2016 Series 2017A, 4.000%, 8/01/46 – BAM Insured (UB) (5)	8/27 at 100.00	AA	5,992,601
	Glendale Community College District, Los Angeles County, California, General Obligation Bonds, Election 2016 Taxable Refunding Series 2020B:
2,650	0.000%, 8/01/42	2/30 at 68.75	AA-	1,449,100
1,875	0.000%, 8/01/43	2/30 at 66.54	AA-	988,069
1,765	0.000%, 8/01/44	2/30 at 64.38	AA-	896,761
1,500	0.000%, 2/01/45	2/30 at 63.32	AA-	746,910
12,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/40 (UB) (5)	6/25 at 100.00	A+	13,947,480
95,195	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B-	98,962,818
43,365	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1, 5.000%, 6/01/47	6/22 at 100.00	N/R	44,867,597
3,685	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47	6/22 at 100.00	N/R	3,812,685
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Tender Option Bond Trust 2015-XF1038:
690	17.567%, 6/01/40 , 144A (IF) (5)	6/25 at 100.00	A+	1,137,396
2,485	17.581%, 6/01/40 , 144A (IF) (5)	6/25 at 100.00	A+	4,097,666
1,196,310	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, First Subordinate Series 2007B-1, 0.000%, 6/01/47	4/21 at 21.89	CCC-	263,834,207
1,535	Gonzales Redevelopment Agency, Monterey County, California, Tax Allocation Bonds, Gonzalez Redevelopment Project, Refunding Series 2011, 8.000%, 12/01/44 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (7)	1,613,485
1,875	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond Trust 3253, 22.500%, 7/15/40 (Pre-refunded 7/15/21), 144A (IF) (5)	7/21 at 100.00	Aaa	2,001,094
7,000	Grossmont-Cuyamaca Community College District, California, General Obligation Bonds, Refunding Series 2018, 4.000%, 8/01/47 (UB) (5)	8/28 at 100.00	AA	7,964,390

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	California (continued)
$ 18,770	Hayward Area Recreation and Park District, California, General Obligation Bonds, Election of 2016, Series 2017A, 4.000%, 8/01/46 (UB) (5)	8/27 at 100.00	AA+	20,874,868
	Hayward Unified School District, Alameda County, California, General Obligation Bonds, Election 2014, Series 2017:
12,580	4.000%, 8/01/39 – AGM Insured (UB) (5)	8/26 at 100.00	AA	14,062,301
44,380	4.000%, 8/01/42 – AGM Insured (UB) (5)	8/26 at 100.00	AA	49,347,010
2,800	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Uniion City Tropics, Refunding Series 2019, 3.250%, 5/15/39 (UB) (5)	5/29 at 100.00	A+	2,985,052
160	Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Subordinate Lien Refunding Series 2008A, 5.250%, 8/15/28	5/21 at 100.00	A	160,595
279,500	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007C-2 Turbo Capital Appreciation, 0.000%, 6/01/47	4/21 at 17.65	CCC	49,253,490
11,510	Jurupa Unified School District, Riverside County, California, General Obligation Bonds, 2014 Election Series 2017B, 4.000%, 8/01/41 (UB) (5)	8/27 at 100.00	Aa3	13,054,412
4,125	King Comunity Development Agency, California, Tax Allocation Bonds, King City Redevelopment Project, Series 2011, 7.250%, 8/01/34 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R (7)	4,219,545
1,100	La Verne, California, Certificates of Participation, Brethren Hillcrest Homes, Series 2014, 5.000%, 5/15/36 (Pre-refunded 5/15/22)	5/22 at 101.00	N/R (7)	1,169,927
1,180	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Villages at Wasson Canyon, Series 2012A, 5.250%, 9/01/38	9/22 at 100.00	N/R	1,234,492
	Lammersville Joint Unified School District, California, Special Tax Bonds, Community Facilities District 2007-1 Mountain House - Shea Homes Improvement Area 1, Series 2013:
1,500	6.000%, 9/01/38	9/23 at 100.00	N/R	1,637,850
1,000	6.000%, 9/01/43	9/23 at 100.00	N/R	1,091,230
	Lathrop, California, Special Tax Bonds, Community Facilities District 2018-1, Central Lathrop Specific Plan Improvement Areas 1-5 Special Tax Bonds, Series 2019:
1,945	5.400%, 9/01/38	9/26 at 103.00	N/R	2,086,946
1,220	5.400%, 9/01/38	9/26 at 103.00	N/R	1,316,026
2,410	5.400%, 9/01/38	9/26 at 103.00	N/R	2,599,691
860	5.400%, 9/01/38	9/26 at 103.00	N/R	922,763
3,095	5.500%, 9/01/43	9/26 at 103.00	N/R	3,333,501
1,945	5.500%, 9/01/43	9/26 at 103.00	N/R	2,094,882
3,820	5.500%, 9/01/43	9/26 at 103.00	N/R	4,112,421
1,360	5.500%, 9/01/43	9/26 at 103.00	N/R	1,464,108
4,830	5.600%, 9/01/49	9/26 at 103.00	N/R	5,203,359
3,665	5.600%, 9/01/49	9/26 at 103.00	N/R	3,923,163
7,205	5.600%, 9/01/49	9/26 at 103.00	N/R	7,769,224
2,565	5.600%, 9/01/49	9/26 at 103.00	N/R	2,765,865
21,925	Long Beach Community College District, California, General Obligation Bonds, Refunding 2008 Election Series 2012B, 0.000%, 8/01/49 (UB) (5)	8/42 at 100.00	AA	19,677,030
10,255	Long Beach Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2017E, 4.000%, 8/01/44 (UB) (5)	8/26 at 100.00	Aa2	11,410,533

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	California (continued)
	Long Beach Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2016, Series 2017A:
$ 6,380	4.000%, 8/01/39 (UB) (5)	8/26 at 100.00	Aa2	7,159,381
10,450	4.000%, 8/01/40 (UB) (5)	8/26 at 100.00	Aa2	11,707,971
13,045	4.000%, 8/01/41 (UB) (5)	8/26 at 100.00	Aa2	14,587,571
14,760	4.000%, 8/01/42 (UB) (5)	8/26 at 100.00	Aa2	16,475,555
32,355	4.000%, 8/01/45 (UB) (5)	8/26 at 100.00	Aa2	35,950,611
1,765	Los Alamitos Unified School District, Orange County, California, Certificates of Participation, Series 2012, 0.000%, 8/01/42 (6)	8/29 at 100.00	Aa3	1,949,990
5,730	Los Angeles County, California, Multifamily Housing Revenue Bonds, HDR Preservation Apartment Project, Series 2007C, 6.250%, 7/01/42	7/22 at 100.00	N/R	6,091,506
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Private Activity/AMT Subordinate Series 2019A:
14,895	4.000%, 5/15/44 (AMT) (UB) (5)	5/29 at 100.00	A+	16,765,365
11,910	5.000%, 5/15/49 (AMT) (UB) (5)	5/29 at 100.00	A+	14,368,819
6,300	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2016B, 5.000%, 5/15/46 (AMT) (UB) (5)	5/26 at 100.00	A+	7,282,296
13,295	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2019F, 3.000%, 5/15/49 (AMT) (UB) (5)	5/29 at 100.00	A+	13,675,636
5,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2015E, 5.000%, 7/01/44 (UB) (5)	7/24 at 100.00	AA-	5,668,850
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Tender Option Bond Trust 2015-XF2047:
1,150	17.706%, 7/01/38 , 144A (IF) (5)	7/22 at 100.00	AA-	1,404,564
1,715	17.737%, 7/01/43 , 144A (IF) (5)	1/24 at 100.00	AA-	2,504,940
16,145	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2017A, 4.000%, 7/01/47 (UB) (5)	1/27 at 100.00	Aa2	18,205,425
2,420	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Tender Option Bond Trust 2015-XF2053, 22.033%, 7/01/44, 144A (IF) (5)	7/24 at 100.00	Aa2	4,038,254
8,000	Lucia Mar Unified School District, San Luis Obispo County, California, General Obligation Bonds, Election 2016 Series 2017A, 4.000%, 8/01/46 (UB) (5)	8/27 at 100.00	Aa2	9,028,480
18,700	Lucia Mar Unified School District, San Luis Obispo County, California, General Obligation Bonds, Election 2016 Series 2018B, 4.000%, 8/01/47 (UB) (5)	8/28 at 100.00	Aa2	21,413,557
1,000	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A	1,020,400
8,000	Madera Unified School District, Madera County, California, General Obligation Bonds, Election 2014 Series 2017, 4.000%, 8/01/46 (UB)	8/27 at 100.00	Aa3	8,998,000
25,420	Marin Healthcare District, Marin County, California, General Obligation Bonds, 2013 Election, Series 2017A, 4.000%, 8/01/47 (UB) (5)	8/27 at 100.00	Aa2	28,812,299
7,895	Marin Public Financing Authority, California, Revenue Bonds, Sausalito Marin City Sanitary District, Series 2017, 4.000%, 4/01/42 (UB) (5)	4/27 at 100.00	AA	8,960,825
6,000	Montebello Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2016 Series 2016A, 4.000%, 8/01/46 (UB) (5)	8/26 at 100.00	A1	6,521,700

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	California (continued)
$ 1,075	Moorpark, California, Special Tax Bonds, Community Facilities District 2004-1, Refunding Junior Lien Series 2014B, 5.125%, 9/01/38	9/24 at 100.00	N/R	1,186,413
	Moreno Valley, California, Special Tax Bonds, Community Facilities District 5, Series 2007:
1,010	5.000%, 9/01/27	9/21 at 100.00	N/R	1,025,170
1,325	5.000%, 9/01/37	9/21 at 100.00	N/R	1,341,284
15,000	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2018, Series 2019A, 4.000%, 8/01/49 (UB) (5)	8/29 at 100.00	AA	17,365,200
2,355	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32 (Pre-refunded 8/01/21)	8/21 at 100.00	A (7)	2,407,540
3,940	Northstar Community Services District, Special Tax Bonds, California, Community Facilities District 1, Refunding Series 2005, 5.450%, 9/01/28	9/21 at 100.00	N/R	2,600,400
2,305	Orland Joint Unified School District, Glenn and Tehama Counties, California, General Obligation Bonds, 2008 Election, Series 2012B, 0.000%, 8/01/51 (6)	8/37 at 100.00	AA	1,983,038
970	Orland Joint Unified School District, Glenn and Tehama Counties, California, General Obligation Bonds, 2008 Election, Series 2013C, 0.000%, 8/01/43 (6)	8/38 at 100.00	AA	810,891
2,485	Palm Desert, California, Limited Obligation Improvement Bonds, Section 29 Assessment District 2004-02, Series 2007, 5.100%, 9/02/37	9/21 at 100.00	N/R	2,517,678
	Palm Desert, California, Special Tax Bonds, Community Facilities District 2005-1 University Park, Series 2006:
1,700	5.250%, 9/01/26	9/21 at 100.00	N/R	1,715,402
3,780	5.450%, 9/01/32	9/21 at 100.00	N/R	3,811,261
4,480	5.500%, 9/01/36	9/21 at 100.00	N/R	4,508,403
	Palmdale Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project Areas, Series 2002:
1,230	0.000%, 12/01/31 – AMBAC Insured	No Opt. Call	AA-	994,750
1,225	0.000%, 12/01/32 – AMBAC Insured	No Opt. Call	AA-	961,527
8,910	Palmdale School District, Los Angeles County, California, General Obligation Bonds, 2016 Election Series 2017A, 4.000%, 8/01/46 (UB) (5)	8/27 at 100.00	Aa3	10,021,522
8,000	Palomar Community College District, San Diego County, California, General Obligation Bonds, Refunding Series 2017, 4.000%, 8/01/45 (UB) (5)	8/27 at 100.00	AA	9,036,640
16,250	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A, 5.750%, 9/01/39	9/23 at 100.00	N/R	17,686,337
2,770	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39	9/23 at 100.00	N/R	3,022,929
2,500	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/28 – AMBAC Insured	No Opt. Call	A	2,216,400
	Pomona Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2016 Series 2017A:
12,635	4.000%, 8/01/42 – BAM Insured (UB)	8/26 at 100.00	AA	14,090,047
9,485	4.000%, 8/01/46 – BAM Insured (UB)	8/26 at 100.00	AA	10,520,762

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	California (continued)
	Pomona Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2016 Series 2020D:
$ 8,510	2.375%, 8/01/45 – AGM Insured (UB) (5)	8/30 at 100.00	Aa3	8,285,761
10,000	2.500%, 8/01/48 – AGM Insured (UB) (5)	8/30 at 100.00	Aa3	9,877,300
5,000	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/46 (UB) (5)	No Opt. Call	AA-	2,401,350
4,405	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2003-1 Sunridge Anatolia Area, Junior Lien Series 2014, 5.650%, 10/01/38	5/21 at 100.00	N/R	4,416,541
4,725	River Delta Unified School District, Sacramento and Solano Counties, California, General Obligation Bonds, School Faciliteis Improvement District 2, Election 2004 Series 2008, 0.000%, 4/01/48 – AGM Insured	No Opt. Call	AA	2,053,485
1,250	Riverside County Asset Leasing Corporation, California, Lease Revenue Bonds, Capital Project, Tender Option Bond Trust 2015-XF1020, 18.479%, 11/01/45, 144A (IF) (5)	11/25 at 100.00	A+	2,204,125
3,030	Riverside County Public Financing Authority, California, Tax Allocation Revenue Bonds, Desert Communities & Interestate 215 Corridor Projects, Series 2017A, 4.000%, 10/01/40 – BAM Insured (UB) (5)	10/27 at 100.00	AA	3,384,237
6,250	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Housing Bonds, Refunding Series 2017A, 4.000%, 10/01/39 – BAM Insured (UB) (5)	10/27 at 100.00	AA	6,978,437
	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Interstate 215 Corridor Redevelopment Project Area, 2nd Lien Series 2011E:
7,100	0.000%, 12/01/41	No Opt. Call	BBB+	3,868,222
7,075	0.000%, 12/01/42	No Opt. Call	BBB+	3,707,654
7,050	0.000%, 12/01/43	No Opt. Call	BBB+	3,552,001
5,600	0.000%, 12/01/44	No Opt. Call	BBB+	2,709,112
	Rocklin Unified School District, Placer County, California, Special Tax Bonds, Community Facilities District 2, Series 2007:
550	0.000%, 9/01/36 – NPFG Insured	No Opt. Call	Baa2	382,580
660	0.000%, 9/01/37 – NPFG Insured	No Opt. Call	Baa2	441,606
	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease Program Facilities Projects, Tender Option Bond Trust 2016-XG0100:
2,500	18.916%, 12/01/30 – AMBAC Insured, 144A (IF) (5)	No Opt. Call	AA-	5,489,600
1,790	18.991%, 12/01/30 – AMBAC Insured, 144A (IF) (5)	No Opt. Call	AA-	3,926,079
3,000	19.235%, 12/01/30 – AMBAC Insured, 144A (IF) (5)	No Opt. Call	AA-	6,587,520
6,580	19.021%, 12/01/33 – AMBAC Insured, 144A (IF) (5)	No Opt. Call	AA-	16,168,968
5,370	Sacramento, California, Special Tax Bonds, Community Facilities District 05-1 College Square, Series 2007, 5.900%, 9/01/37	9/21 at 100.00	N/R	5,457,638
4,950	San Bernardino City, California, Pension Obligation Bonds, Taxable Series 2020A, 6.750%, 12/15/46, 144A	6/29 at 100.00	BBB	5,593,580
7,130	San Bernardino Community College District, California, General Obligation Bonds, Election of 2008 Series 2009B, 0.000%, 8/01/44 (UB) (5)	No Opt. Call	AA	3,586,818
2,170	San Bernardino County Financing Authority, California, Revenue Bonds, Courthouse Facilities Project, Series 2007, 5.500%, 6/01/37 – NPFG Insured	No Opt. Call	Baa2	2,526,184

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	California (continued)
	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
$ 4,000	8.000%, 12/01/31	12/21 at 100.00	BB	4,166,360
16,730	7.500%, 12/01/41	12/21 at 100.00	BB	17,354,531
10,000	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Election of 2012 Series 2013C, 4.000%, 7/01/42 (UB) (5)	7/23 at 100.00	AA-	10,615,800
20,000	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Election of 2012 Series 2017I, 4.000%, 7/01/47 (UB) (5)	7/27 at 100.00	Aa2	22,891,200
	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Refunding Series 2012R-2:
10,000	0.000%, 7/01/40 (UB) (5)	No Opt. Call	AA-	11,387,900
29,410	0.000%, 7/01/41 (UB) (5)	7/40 at 100.00	AA-	32,434,230
137,340	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2018D, 5.000%, 5/01/43 (AMT) (UB) (5)	5/28 at 100.00	A	164,187,232
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2019A:
10,000	5.000%, 5/01/38 (AMT) (UB) (5)	5/29 at 100.00	A	12,284,300
68,500	5.000%, 5/01/44 (AMT) (UB) (5)	5/29 at 100.00	A	82,654,155
29,150	4.000%, 5/01/49 (AMT) (UB) (5)	5/29 at 100.00	A	32,723,498
68,650	5.000%, 5/01/49 (AMT) (UB) (5)	5/29 at 100.00	A	82,315,469
54,760	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2019E, 4.000%, 5/01/50 (AMT) (UB) (5)	5/29 at 100.00	A	61,412,245
6,505	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Series 2019A, 3.000%, 7/01/44 (UB) (5)	7/27 at 100.00	AA+	6,787,902
	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Subordinate Series 2016D:
2,750	0.000%, 8/01/26 , 144A	8/21 at 79.08	N/R	2,160,785
8,905	0.000%, 8/01/31 , 144A	8/21 at 61.78	N/R	5,452,353
17,120	0.000%, 8/01/43 , 144A	8/21 at 33.74	N/R	5,717,909
	San Francisco Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 6, Mission Bay South, Series 2005B:
1,375	0.000%, 8/01/30	8/21 at 59.10	N/R	808,046
3,020	0.000%, 8/01/34	8/21 at 46.49	N/R	1,394,787
20,035	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election 2010 Series 2011A, 0.000%, 7/01/51 (UB) (5)	9/41 at 100.00	AA+	18,479,883
13,385	Sanger Unified School District, Fresno County, California, General Obligation Bonds, Election 2016, Series 2017A, 4.000%, 8/01/45 – BAM Insured (UB) (5)	8/27 at 100.00	AA	15,034,300
5,350	Santa Ana Unified School District, Orange County, California, Certificates of Participation, Financing Project, Series 1999, 0.000%, 4/01/32 – AGM Insured	No Opt. Call	A2	4,108,693
2,500	Santa Barbara Secondary High School District, Santa Barbara County, California,General Obligation Bonds, Election 2010 Series 2011A, 0.000%, 8/01/40 (UB) (5)	No Opt. Call	AA	1,488,075
7,245	Santa Clara County Housing Authority, California, Multifamily Housing Revenue Bonds, Blossom River Project, Series 1998A, 6.500%, 9/01/39 (AMT)	5/21 at 100.00	N/R	7,254,998

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	California (continued)
	Saugus-Castaic School Facilities Financing Authority, California, Community Facilities District 2006-1C, Special Tax Bonds, Series 2013:
$ 1,370	5.875%, 9/01/33	9/23 at 100.00	N/R	1,504,918
3,390	6.000%, 9/01/43	9/23 at 100.00	N/R	3,677,608
7,860	Savanna Elementary School District, Orange County, California, General Obligation Bonds, Election 2008 Series 2012B, 0.000%, 2/01/52 – AGM Insured (6)	No Opt. Call	A2	8,181,553
	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A:
22,000	0.000%, 6/01/36	5/21 at 43.33	N/R	9,494,980
7,500	0.000%, 6/01/47	5/21 at 23.09	N/R	1,725,000
94,800	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Turbo Capital Appreciation Series 2007C, 0.000%, 6/01/56	4/21 at 11.32	N/R	10,711,452
11,435	Solano Community College District, Solano and Yolo Counties, California, General Obligation Bonds, Election 2012 Series 2017C, 4.000%, 8/01/46 (UB) (5)	8/27 at 100.00	AA	12,905,084
15,580	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2016, Series 2017A, 4.000%, 8/01/47 (UB) (5)	8/27 at 100.00	AA-	17,569,566
4,665	Sweetwater Union High School District, California, General Obligation Bonds, Refunding Series 2016, 4.000%, 8/01/42 (UB) (5)	2/26 at 100.00	BBB+	5,003,772
5,000	Sweetwater Union High School District, San Diego County, California, General Obligation Bonds, Election 2006 Series 2018C, 4.000%, 8/01/47 (UB) (5)	8/28 at 100.00	AA-	5,446,450
4,000	Tejon Ranch Public Facilities Financing Authority, California, Special Tax Bonds, Community Facilities District 2008-1 Tejon Industrial Complex East 2012B, 5.250%, 9/01/42	3/23 at 100.00	N/R	4,226,480
	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017:
3,685	5.500%, 9/01/27 , 144A	No Opt. Call	N/R	3,974,936
3,655	5.750%, 9/01/32 , 144A	9/27 at 100.00	N/R	4,049,155
4,940	6.125%, 9/01/37 , 144A	9/27 at 100.00	N/R	5,412,560
13,245	6.250%, 9/01/47 , 144A	9/27 at 100.00	N/R	14,390,692
6,950	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Tender Option Bond Trust 2016-XL0023, 19.015%, 5/15/38, 144A (IF) (5)	No Opt. Call	AA-	9,455,058
16,900	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Refunding Sacramento County Tobacco Securitization Corporation Series 2021B-2 Class 2, 0.000%, 6/01/60	12/30 at 33.42	N/R	4,021,042
95,575	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, First Subordinate CABs, Series 2006B, 0.000%, 6/01/46	4/21 at 21.30	CCC-	20,328,802
	Twentynine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners Project Area, Series 2011A:
760	7.400%, 9/01/32 (Pre-refunded 9/01/21)	9/21 at 100.00	BBB+ (7)	782,230
3,460	7.650%, 9/01/42 (Pre-refunded 9/01/21)	9/21 at 100.00	BBB+ (7)	3,564,700
10,615	Twin Rivers Unified School District, Sacramento and Placer Counties, California, General Obligation Bonds, Election 2006 Series 2016, 4.000%, 8/01/43 – AGM Insured (UB) (5)	8/26 at 100.00	A1	11,762,057

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	California (continued)
$ 10,185	Union Elementary School District, Santa Clara County, California, General Obligation Bonds, Election of 2014, Series 2017C, 4.000%, 9/01/46 (UB) (5)	9/27 at 100.00	AA+	11,509,967
10,325	University of California, General Revenue Bonds, Limited Project Series 2016K, 4.000%, 5/15/46 (UB) (5)	5/26 at 100.00	AA-	11,486,253
11,000	University of California, General Revenue Bonds, Limited Project Series 2018O, 4.000%, 5/15/48 (UB) (5)	5/28 at 100.00	AA-	12,530,320
	University of California, General Revenue Bonds, Limited Project, Tender Option Bond Trust 2015-2194 Formerly Tender Option Bond Trust 3353:
780	17.762%, 5/15/37 (Pre-refunded 5/15/22), 144A (IF) (5)	5/22 at 100.00	N/R (7)	945,352
785	17.762%, 5/15/37 , 144A (IF) (5)	5/22 at 100.00	AA-	951,412
	University of California, General Revenue Bonds, Tender Option Bond Trust 2016-XG0061:
535	17.865%, 5/15/36 (Pre-refunded 5/15/23), 144A (IF) (5)	5/23 at 100.00	N/R (7)	740,873
1,965	17.865%, 5/15/36 , 144A (IF) (5)	5/23 at 100.00	AA	2,721,152
2,625	University of California, General Revenue Bonds, Tender Option Bond Trust 2016-XL0001, 18.020%, 5/15/38, 144A (IF) (5)	5/23 at 100.00	AA	3,613,811
600	West Hollywood Community Development Commission, California, Tax Allocation Revenue Bonds, East Side Redevelopment Project Series 2011A, 7.500%, 9/01/42	9/21 at 100.00	A-	617,166
3,550	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.500%, 9/01/31	9/22 at 102.00	N/R	3,811,138
14,835	Western Placer Unified School District, Placer County, California, Certificates of Participation, Refinancing Project, Series 2017, 4.000%, 8/01/49 – AGM Insured (UB) (5)	8/27 at 100.00	AA	16,275,033
3,885	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Subordinate Lien Series 2011A, 5.875%, 11/01/41 (Pre-refunded 11/01/21)	11/21 at 100.00	A+ (7)	4,012,156
	Westminster School District, Orange County, California, General Obligation Bonds, Election 2008 Refunding Series 2013:
645	0.000%, 8/01/48 – BAM Insured (6)	8/39 at 100.00	AA	543,161
7,700	0.000%, 8/01/48 – BAM Insured (UB) (5)	8/39 at 100.00	AA	6,484,247
21,380	Westminster School District, Orange County, California, General Obligation Bonds, Election 2008 Series 2013A, 0.000%, 8/01/52 – BAM Insured (UB) (5)	8/39 at 100.00	AA	17,830,706
25,920	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (UB) (5)	No Opt. Call	AA-	25,489,210
4,748,622	Total California			3,540,068,165
	Colorado – 9.0%
	Adonea Metropolitan District 2, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Refunding Limited Tax Convertible to Unlimited Tax Series 2018A:
3,200	5.125%, 12/01/37	12/23 at 103.00	N/R	3,265,056
4,940	5.125%, 12/01/45	12/23 at 103.00	N/R	5,022,893
9,825	Aerotropolis Regional Transportation Authority, Colorado, Special Revenue Bonds, Series 2019, 5.000%, 12/01/51	12/24 at 102.00	N/R	10,453,702
4,303	Alpine Mountain Ranch Metropolitan District, Routt County, Colorado, Special Assessment Revenue Bonds, Special Improvement District 1, Series 2011, 9.000%, 12/01/30	5/21 at 100.00	N/R	4,310,721

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Colorado (continued)
	Amber Creek Metropolitan District (In the City of Thornton), Adams County, Colorado, Limited Tax (Convertible to Unlimited Tax), General Obligation Refunding and Improvement Bonds, Series 2017A:
$ 500	5.000%, 12/01/37	12/22 at 103.00	N/R	526,625
1,507	5.125%, 12/01/47	12/22 at 103.00	N/R	1,581,792
464	Amber Creek Metropolitan District (In the City of Thornton), Adams County, Colorado, Limited Tax (Convertible to Unlimited Tax), General Obligation Refunding and Improvement Bonds, Series 2017B, 7.750%, 12/15/47	12/22 at 103.00	N/R	486,351
	Arista Metropolitan District, Broomfield County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Convertible to Unlimited Tax Series 2018A:
2,240	5.000%, 12/01/38	12/23 at 103.00	N/R	2,409,770
5,480	5.125%, 12/01/48	12/23 at 103.00	N/R	5,869,847
2,045	Arvada West Town Center Business Improvement District, Colorado, General Obligation Bonds, Refunding Series 2015, 5.450%, 12/01/39	12/25 at 100.00	N/R	2,214,203
3,000	Aspen Reserve Metropolitan District, Thornton, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Tax Series 2017A, 5.875%, 12/01/47	12/22 at 103.00	N/R	3,180,330
527	Aspen Reserve Metropolitan District, Thornton, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2017B, 8.000%, 12/15/47	12/22 at 103.00	N/R	552,718
1,065	Aurora Crossroads Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.000%, 12/01/50	9/25 at 103.00	N/R	1,145,684
2,290	Aurora Crossroads Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2020B, 7.750%, 12/15/50	9/25 at 103.00	N/R	2,416,248
	Aviation Station North Metropolitan District 2, Denver County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2019A:
2,250	5.000%, 12/01/39	9/24 at 103.00	N/R	2,417,355
5,920	5.000%, 12/01/48	9/24 at 103.00	N/R	6,314,864
4,279	Aviation Station North Metropolitan District 2, Denver County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B, 7.750%, 12/15/48	9/24 at 103.00	N/R	4,545,582
3,260	Banning Lewis Ranch Metropolitan District 4, Colorado Springs, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2018A, 5.750%, 12/01/48	12/23 at 103.00	N/R	3,525,625
2,195	Banning Lewis Ranch Metropolitan District 5, Colorado Springs, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2018A, 5.750%, 12/01/48	12/23 at 103.00	N/R	2,373,783
2,500	Banning Lewis Ranch Regional Metropolitan District, Colorado Springs, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2018A, 5.375%, 12/01/48	12/23 at 103.00	N/R	2,680,075
	Base Village Metropolitan District 2, Colorado, General Obligation Bonds, Refunding Series 2016A:
2,624	5.500%, 12/01/36	12/21 at 103.00	N/R	2,737,173
3,485	5.750%, 12/01/46	12/21 at 103.00	N/R	3,633,182
1,500	Belford North Metropolitan District, Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2020A, 5.500%, 12/01/50	12/25 at 103.00	N/R	1,618,905
3,210	Bella Mesa Metropolitan District, Castle Rock, Colorado, Limited Tax General Obligation Bonds, Convertible Capital Appreciation Series 2020A-3, 0.000%, 12/01/49, 144A	6/25 at 99.64	N/R	2,565,592
2,880	Belleview Place Metropolitan District, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2020A-3, 5.000%, 12/01/50	12/25 at 103.00	N/R	3,097,901

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 297	Belleview Place Metropolitan District, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2020B-3, 8.000%, 12/15/50	12/25 at 103.00	N/R	312,089
2,375	Belleview Station Metropolitan District 2, Denver City and County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Refunding & Improvement Series 2017, 5.125%, 12/01/46	12/21 at 103.00	N/R	2,466,794
865	Belleview Village Metropolitan District, Jefferson County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2020, 4.950%, 12/01/50	12/25 at 103.00	N/R	924,564
6,160	Bennett Crossing Metropolitan District, Bennett, Adams County, Colorado, General Obligation Limited Tax Bonds, Series 2020A-3, 6.125%, 12/01/49	6/25 at 103.00	N/R	6,726,905
	Bennett Ranch Metropolitan District 1, Adams County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Tax Series 2021A:
1,625	5.000%, 12/01/41	3/26 at 103.00	N/R	1,743,759
1,635	5.000%, 12/01/51	3/26 at 103.00	N/R	1,733,522
1,690	Bent Grass Metropolitan District, El Paso County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2020, 5.250%, 12/01/49, 144A	6/25 at 103.00	N/R	1,828,005
2,312	Berkley Shores Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2020A-3, 5.250%, 12/01/50	12/25 at 103.00	N/R	2,490,625
2,915	Big Dry Creek Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Improvement Series 2017A, 5.750%, 12/01/47	12/22 at 103.00	N/R	3,093,719
644	Big Dry Creek Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2017B, 7.750%, 12/15/47	12/22 at 103.00	N/R	678,428
334	Bijou Creek Metropolitan District, Arapahoe County, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2019B, 7.750%, 12/15/49	12/24 at 103.00	N/R	353,970
1,820	Bijou Creek Metropolitan District, Arapahoe County, Colorado, General Obligation Limited Tax Convertible to Unlimited Tax Bonds, Series 2019A, 5.000%, 12/01/49	12/24 at 103.00	N/R	1,944,197
500	Blue Lake Metropolitan District 2 , Lochbuie, Colorado, Limited Tax General Obligation Bonds, Series 2016A, 5.750%, 12/01/46	12/21 at 103.00	N/R	520,895
2,250	Blue Lake Metropolitan District 3, Lochbuie, Weld County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2018A, 5.250%, 12/01/48	12/23 at 103.00	N/R	2,284,988
829	Blue Lake Metropolitan District 3, Lochbuie, Weld County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2018B, 7.500%, 12/15/48	12/23 at 103.00	N/R	838,956
1,965	Bramming Farm Metropolitan District 1, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Capital Appreciation Series 2015, 6.000%, 12/01/44, 144A	12/24 at 100.00	N/R	2,059,811
1,405	Bramming Farm Metropolitan District 1, Adams County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B-3, 8.500%, 12/15/49	12/24 at 103.00	N/R	1,484,945
675	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Subordinate Limited Tax Series 2017B, 7.000%, 12/15/47	12/22 at 103.00	N/R	706,624
1,835	Brighton Crossing Metropolitan District 6, Brighton, Colorado, Limited Tax General Obligation Bonds, Series 2020A-3, 5.000%, 12/01/50	12/25 at 103.00	N/R	1,996,563
1,540	Bristol Metropolitan District, Aurora, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.750%, 12/01/48	12/23 at 103.00	N/R	1,656,994
257	Bristol Metropolitan District, Aurora, Colorado, Limited Tax General Obligation Bonds, Subordinate Limited Tax Series 2019B, 8.000%, 12/15/48	12/23 at 103.00	N/R	272,363

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,600	Broadway Park North Metropolitan District 2, Denver, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2020, 5.000%, 12/01/49, 144A	12/25 at 103.00	N/R	1,737,248
3,500	Broadway Station Metropolitan District 2, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Series 2019A, 5.125%, 12/01/48	6/24 at 103.00	N/R	3,787,770
7,075	Broadway Station Metropolitan District 2, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Subordinate (Convertible to Senior) Capital Appreciation (Convertible to Current Interest),, 0.000%, 12/01/48	6/24 at 85.96	N/R	5,039,664
	Broadway Station Metropolitan District 3, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Series 2019A:
1,835	5.000%, 12/01/39	6/24 at 103.00	N/R	2,004,701
4,250	5.000%, 12/01/49	6/24 at 103.00	N/R	4,621,322
18,415	Broadway Station Metropolitan District 3, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Subordinate Convertible to Senior Capital Appreciation Series 2019B, 0.000%, 12/01/49	6/24 at 79.97	N/R	12,261,444
1,241	Bromley Park Metropolitan District No 2, In the City of Brighton, Adams and Weld Counties, Colorado, Senior General Obligation Limited Tax Refunding Bonds, Series 2018B, 6.375%, 12/15/47	12/23 at 103.00	N/R	1,317,855
	Buffalo Highlands Metropolitan District, Commerce City, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax, Refunding & Improvement Series 2018A:
1,185	5.250%, 12/01/38	12/23 at 103.00	N/R	1,268,365
2,250	5.375%, 12/01/48	12/23 at 103.00	N/R	2,400,570
1,226	Buffalo Highlands Metropolitan District, Commerce City, Colorado, Limited Tax General Obligation Bonds, Refunding Subordinate Series 2018B, 7.625%, 12/15/46	12/23 at 103.00	N/R	1,265,367
3,234	Buffalo Ridge Metropolitan District (In the City of Commerce City), Adams County, Colorado, General Obligation Refunding and Improvement Bonds, Series 2018B, 7.375%, 12/15/47	12/23 at 103.00	N/R	3,463,064
	Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A:
3,140	6.000%, 12/01/37	12/22 at 103.00	N/R	3,323,470
8,270	6.125%, 12/01/47	12/22 at 103.00	N/R	8,751,645
8,425	Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Subordinate Series 2017B, 8.000%, 12/15/47	12/22 at 103.00	N/R	8,845,829
3,425	Canyons Metropolitan District 6, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A, 6.125%, 12/01/47	12/22 at 103.00	N/R	3,624,472
2,997	Canyons Metropolitan District 6, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Subordinate Series 2017B, 8.000%, 12/15/47	12/22 at 103.00	N/R	3,145,711
4,960	Carriage Hills Metropolitan District, Frederick, Colorado, Limited Tax General Obligation Bonds, Series 2018A, 5.500%, 12/01/47	12/23 at 103.00	N/R	5,305,662
3,865	Castle Pines Commercial Metropolitan District 1, Castle Rock, Colorado, Limited Tax Supported Revenue Bonds, Series 2015, 5.000%, 12/01/39	5/21 at 100.00	N/R	3,868,169
4,495	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Improvement Series 2018, 5.250%, 12/01/48	12/23 at 103.00	N/R	4,802,143

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Colorado (continued)
	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017:
$ 3,000	5.000%, 12/01/29 , 144A	12/22 at 103.00	N/R	3,190,110
4,750	5.000%, 12/01/37 , 144A	12/22 at 103.00	N/R	5,018,565
21,270	5.000%, 12/01/47 , 144A	12/22 at 103.00	N/R	22,377,103
3,000	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2020A, 5.000%, 12/01/51	12/25 at 103.00	N/R	3,250,560
4,394	Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue Bonds, Refunding Senior Lien Series 2015A, 5.000%, 6/01/37	12/25 at 100.00	N/R	4,692,177
1,911	Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue Bonds, Refunding Subordinate Lien Series 2016B, 8.000%, 6/15/37	12/21 at 103.00	N/R	1,979,567
1,375	Cherry Hills City Metropolitan District, Arapahoe County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Tax Series 2020A-3, 5.000%, 12/01/47	12/25 at 103.00	N/R	1,476,888
1,337	Cherrylane Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2018A, 5.250%, 12/01/47	12/23 at 103.00	N/R	1,422,822
1,450	Citadel on Colfax Business Improvement District, Aurora, Colorado, Special Revenue and Tax Supported Bonds, Senior Series 2020A, 5.350%, 12/01/50	12/25 at 103.00	N/R	1,551,993
1,035	City Center West Residential Metropolitan District 2, Greeley, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax, Series 2019A, 5.000%, 12/01/49	12/24 at 103.00	N/R	1,106,674
765	Clear Creek Station Metropolitan District 2, Adams County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2017B, 7.375%, 12/15/47	12/22 at 103.00	N/R	803,311
2,820	Clear Creek Station Metropolitan District 2, Adams County, Colorado, Limited Tax General Obligation Refunding & Improvement Series 2017A, 5.000%, 12/01/47	12/22 at 103.00	N/R	2,963,143
	Colliers Hill Metropolitan District 2, Erie, Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2017A:
5,115	6.250%, 12/01/37	12/22 at 103.00	N/R	5,389,113
8,170	6.500%, 12/01/47	12/22 at 103.00	N/R	8,602,275
	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds World Compass Academy Project, Series 2017:
4,350	5.375%, 10/01/37	10/27 at 100.00	N/R	4,529,829
8,925	5.500%, 10/01/47	10/27 at 100.00	N/R	9,279,769
6,625	5.625%, 10/01/52	10/27 at 100.00	N/R	6,960,490
1,350	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Aspen Ridge School Project, Series 2015A, 5.250%, 7/01/46, 144A	7/25 at 100.00	BB	1,453,815
1,750	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	5/21 at 100.00	BB+	1,754,830
5,660	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Eagle Ridge Academy Project, Refunding & Improvement Series 2016, 5.000%, 11/01/36, 144A	11/21 at 100.00	BB+	5,724,241
920	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Liberty Common Charter School, Series 2014B, 5.625%, 1/15/44	1/24 at 100.00	BBB-	983,278
4,855	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Loveland Classical Schools Project, Series 2016, 5.000%, 7/01/46, 144A	7/26 at 100.00	BB	5,227,039

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 4,410	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Mountain Phoenix Community School, Series 2012, 7.000%, 10/01/42	10/22 at 100.00	N/R	4,574,758
	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Skyview Academy Project, Series 2014:
2,025	5.125%, 7/01/34 , 144A	7/24 at 100.00	BB	2,171,671
3,150	5.375%, 7/01/44 , 144A	7/24 at 100.00	BB	3,363,034
2,700	5.500%, 7/01/49 , 144A	7/24 at 100.00	BB	2,888,595
765	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Twin Peaks Charter Academy, Series 2011B, 7.500%, 3/15/35	5/21 at 100.00	BB	768,045
	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, University of Northern Colorado Lab School, Refunding & Improvement Series 2015:
500	5.000%, 12/15/35	12/25 at 100.00	BBB-	550,920
2,500	5.000%, 12/15/45	12/25 at 100.00	BBB-	2,707,450
	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Windsor Academy Project, Refunding & Development Series 2016:
2,000	5.000%, 9/01/36	9/21 at 100.00	Baa3	2,018,100
3,780	5.000%, 9/01/46	9/21 at 100.00	Baa3	3,808,048
	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,Science Technology Engineering and Math School Project, Refunding Series 2014:
890	5.000%, 11/01/44	11/24 at 100.00	Baa3	950,146
765	5.125%, 11/01/49	11/24 at 100.00	Baa3	817,984
1,475	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Global Village Academy - Northglenn Project, Series 2020, 5.000%, 12/01/50, 144A	12/30 at 100.00	N/R	1,561,785
47,590	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2018A, 4.000%, 11/15/48 (UB) (5)	5/28 at 100.00	AA	53,708,646
12,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Series 2013, 8.000%, 8/01/43	2/24 at 100.00	N/R	12,789,000
4,085	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2016, 6.125%, 2/01/46, 144A	2/26 at 100.00	N/R	4,138,636
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2015-XF1025:
1,790	19.044%, 1/01/45 (Pre-refunded 1/01/23), 144A (IF) (5)	1/23 at 100.00	BBB+ (7)	2,412,508
3,940	19.052%, 1/01/45 (Pre-refunded 1/01/23), 144A (IF) (5)	1/23 at 100.00	BBB+ (7)	5,310,805
3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2015-XF2195, 19.152%, 10/01/37 (Pre-refunded 11/13/23), 144A (IF) (5)	11/23 at 100.00	BBB+ (7)	4,589,430
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Children's Hospital Colorado Project, Series 2016A, 5.000%, 12/01/41 (UB) (5)	6/26 at 100.00	A+	5,754,500
2,050	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2, 4.000%, 8/01/49	8/29 at 100.00	BBB+	2,265,271
725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43 (Pre-refunded 6/01/23)	6/23 at 100.00	N/R (7)	809,383

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 4,785	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 2015-XF2048, 22.034%, 1/01/44, 144A (IF) (5)	1/24 at 100.00	AA-	7,302,532
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 2015-XF2196, 24.511%, 1/01/35, 144A (IF) (5)	1/24 at 100.00	AA-	3,187,020
1,300	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sunny Vista Living Center Project, Series 2015A, 6.125%, 12/01/45, 144A	12/25 at 100.00	N/R	1,332,851
4,250	Colorado High Performance Transportation Enterprise, US 36 and I-25 Managed Lanes Revenue Bonds, Senior Lien Series 2014, 5.750%, 1/01/44 (AMT)	1/23 at 100.00	BBB-	4,583,200
134	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2007, 5.000%, 9/30/21 (4), (8)	No Opt. Call	N/R	1
	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2017:
627	5.500%, 4/01/22 (AMT) (4), (8)	No Opt. Call	N/R	8,655
2,555	6.880%, 10/01/27 (AMT) (4), (8)	No Opt. Call	N/R	35,255
31,920	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018, 5.875%, 12/01/46	12/23 at 103.00	N/R	34,505,201
750	Colorado International Center Metropolitan District 3, Aurora, Colorado, General Obligation Limited Tax Bonds, Junior Lien Series 2018C, 12.500%, 12/15/38	12/23 at 103.00	N/R	786,720
6,285	Colorado International Center Metropolitan District 3, Aurora, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2016, 5.000%, 12/01/46	12/21 at 103.00	N/R	6,526,218
1,500	Colorado International Center Metropolitan District 3, Aurora, Colorado, General Obligation Limited Tax Bonds, Series 2018B, 7.500%, 12/15/38	12/23 at 103.00	N/R	1,593,405
15,070	Colorado International Center Metropolitan District 4, Adams County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & Improvement Convertible Capital Appreciation Series, 0.000%, 12/01/48	6/24 at 99.88	N/R	13,027,563
1,996	Colorado International Center Metropolitan District 4, Adams County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Subordinate Series 2019B-2, 8.750%, 12/15/48	6/24 at 103.00	N/R	2,134,283
30,925	Colorado International Center Metropolitan District 4, Adams County, Colorado, Limited Tax General Obligation and Special Revenue Refunding and Improvement Convertible Capital Appreciation Bonds, Series, 0.000%, 12/01/47	6/24 at 94.26	N/R	25,475,396
13,000	Colorado International Center Metropolitan District 8, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2020, 6.500%, 12/01/50	9/25 at 103.00	N/R	13,782,600
3,130	Colorado Science and Technology Park Metropolitan District No1, Special Revenue Improvement Bonds, Refunding Series 2018, 5.250%, 12/01/48	12/23 at 103.00	N/R	3,351,698
3,825	Colorado Springs Urban Renewal Authority, Colorado, Senior Special Revenue Bonds, Canyon Creek Project, Series 2018A, 5.750%, 12/01/47	12/23 at 103.00	N/R	4,083,379
1,156	Colorado Springs Urban Renewal Authority, Colorado, Senior Special Revenue Bonds, Canyon Creek Project, Series 2018B, 8.125%, 12/15/47	12/23 at 103.00	N/R	1,218,366
3,240	Colorado Tech Center Metropolitan District, Louisville, Colorado, General Obligaiton Bonds, Series 2018, 0.000%, 12/01/47 (6)	No Opt. Call	N/R	3,310,826

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,495	Commons at East Creek Metropolitan District, Arapahoe County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Tax Series 2020A-3, 5.000%, 12/01/50	12/25 at 103.00	N/R	1,606,452
5,915	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R (7)	6,535,129
5,045	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Taxable Series 2012B, 9.500%, 12/01/27 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R (7)	5,781,822
	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
8,410	5.400%, 12/01/27 (4)	5/21 at 100.00	N/R	6,728,000
10,965	5.450%, 12/01/34 (4)	5/21 at 100.00	N/R	8,772,000
1,765	Constitution Heights Metropolitan District, El Paso County, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2020, 5.000%, 12/01/49	6/25 at 103.00	N/R	1,915,519
	Copper Ridge Metropolitan District, Colorado Springs, Colorado, Tax Increment and Sales Tax Supported Revenue Bonds, Series 2019:
1,235	4.000%, 12/01/29	12/24 at 103.00	N/R	1,255,044
2,950	5.000%, 12/01/39	12/24 at 103.00	N/R	3,115,023
1,750	5.000%, 12/01/43	12/24 at 103.00	N/R	1,842,330
	Copperleaf Metropolitan District 3, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2017A:
840	5.000%, 12/01/37	12/22 at 103.00	N/R	885,671
1,280	5.125%, 12/01/47	12/22 at 103.00	N/R	1,345,741
506	Copperleaf Metropolitan District 3, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2017B, 7.625%, 12/15/47	12/22 at 103.00	N/R	531,568
	Copperleaf Metropolitan District 4, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2020A:
1,685	5.000%, 12/01/39	3/25 at 103.00	N/R	1,827,787
3,030	5.000%, 12/01/49	3/25 at 103.00	N/R	3,256,432
3,945	Copperleaf Metropolitan District 4, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2020B, 7.875%, 12/15/49	3/25 at 103.00	N/R	4,199,886
2,000	Copperleaf Metropolitan District 6, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2018A, 5.250%, 12/01/48	12/23 at 103.00	N/R	2,131,520
	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2017A:
1,910	5.125%, 12/01/37	12/22 at 103.00	N/R	2,015,279
4,600	5.250%, 12/01/47	12/22 at 103.00	N/R	4,841,500
3,937	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2017B, 5.250%, 12/01/47	12/22 at 103.00	N/R	4,141,803
5,185	Cornerstone Metropolitan District 2, Montrose and Ouray Counties, Colorado, Limited Tax General Obligation Refunding Bonds, Series 2010A, 2.400%, 12/01/40 (4)	12/21 at 100.00	N/R	2,436,950
670	Cottonwood Highlands Metropolitan District 1, Parker, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.000%, 12/01/49	6/24 at 103.00	N/R	714,709

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Colorado (continued)
	Crowfoot Valley Ranch Metropolitan District No 2, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2018A:
$ 4,060	5.625%, 12/01/38	12/23 at 103.00	N/R	4,408,470
9,665	5.750%, 12/01/48	12/23 at 103.00	N/R	10,452,504
1,630	Crowfoot Valley Ranch Metropolitan District No 2, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2018B, 8.000%, 12/15/48	12/23 at 103.00	N/R	1,732,413
2,375	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016, 5.250%, 12/01/40	12/25 at 100.00	N/R	2,554,859
2,506	Cuchares Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2016A, 5.000%, 12/01/45	12/21 at 103.00	N/R	2,602,331
670	Cuchares Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2016B, 7.750%, 12/15/45	12/21 at 103.00	N/R	694,917
4,704	Cumberland Green Metropolitan District, El Paso County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2015, 5.250%, 12/01/45	12/25 at 100.00	N/R	5,024,013
7,555	Cundall Farms Metropolitan District, In the City of Thornton, Colorado, General Obligation Limited Tax Convertbile to Unlimited Tax, Refunding Series 2017A, 5.000%, 12/01/47	12/22 at 103.00	N/R	7,943,176
750	Cundall Farms Metropolitan District, In the City of Thornton, Colorado, General Obligation Limited Tax Convertbile to Unlimited Tax, Refunding Series 2017B, 7.375%, 12/15/47	12/22 at 103.00	N/R	784,965
1,010	Dacono Urban Renewal Authority, Weld County, Colorado, Tax Increment Revenue Bonds, Series 2020, 6.250%, 12/01/39	12/25 at 103.00	N/R	1,073,933
	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A:
3,470	4.000%, 12/01/43 (AMT) (UB) (5)	12/28 at 100.00	A	3,835,911
53,210	4.000%, 12/01/48 (AMT) (UB) (5)	12/28 at 100.00	A	58,433,094
15,500	5.000%, 12/01/48 (AMT) (UB) (5)	12/28 at 100.00	A	18,447,790
2,500	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien, Tender Option Bond Trust 2015-XF1036, 17.429%, 11/15/43, 144A (IF) (5)	11/23 at 100.00	A	3,508,425
2,500	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Airlines, Inc Project, Refunding Series 2017, 5.000%, 10/01/32 (AMT)	10/23 at 100.00	B	2,661,100
2,465	Denver Connection West Metropolitan District, City and County of Denver, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2017A, 5.375%, 8/01/47	12/22 at 103.00	N/R	2,601,413
1,262	Denver Connection West Metropolitan District, City and County of Denver, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2017B, 8.000%, 8/01/47	12/22 at 103.00	N/R	1,323,459
	Denver Gateway Center Metropolitan District, In the City and County of Denver, Colorado, General Obligation Limited Tax Bonds, Series 2018A:
2,718	5.500%, 12/01/38	12/23 at 103.00	N/R	2,927,422
8,550	5.625%, 12/01/48	12/23 at 103.00	N/R	9,179,023
1,855	Denver Gateway Center Metropolitan District, In the City and County of Denver, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2018B, 7.875%, 12/15/48	12/23 at 103.00	N/R	1,976,874
1,800	Denver International Business Center Metropolitan District 1, Denver, Colorado, General Obligation Bonds, Subordinate Limited Tax Series 2019B, 6.000%, 12/01/48	6/24 at 103.00	N/R	1,949,958

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 2,110	Denver West Promenade Metropolitan District, Lakewood, Colorado, General Obligtion Bonds, Limited Tax Convertible to Unlimited Tax Series 2013, 5.375%, 12/01/42	6/23 at 100.00	N/R	2,184,673
870	Denver West Promenade Metropolitan District, Lakewood, Colorado, General Obligtion Bonds, Subordinate Convertible to Senior Limited Tax Convertible to Unlimited Tax, Series 2016, 6.000%, 12/15/46	6/23 at 100.00	N/R	895,195
13,560	Denver, Colorado, Certificates of Participation, Convention Center Expansion Project, Series 2018A, 4.000%, 6/01/48 (UB) (5)	6/26 at 100.00	Aa2	14,902,982
2,000	DIATC Metropolitan District, Commerce City, Adams County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2019, 5.000%, 12/01/49, 144A	9/24 at 103.00	N/R	2,140,700
3,465	Dinosaur Ridge Metropolitan District, Golden, Jefferson County, Colorado, Special Revenue Refunding and Improvement Bonds, Series 2019A, 5.000%, 6/01/49	6/24 at 103.00	N/R	3,686,275
1,678	Dublin North Metropolitan District 2, El Paso County, Colorado, Limited Tax General Obligation and Improvement Bonds, Refunding Series 2018A, 5.125%, 12/01/47	12/23 at 103.00	N/R	1,782,523
704	Dublin North Metropolitan District 2, El Paso County, Colorado, Limited Tax General Obligation and Improvement Bonds, Subordinate Series 2018B, 7.250%, 12/15/47	12/23 at 103.00	N/R	743,762
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A:
13,000	0.000%, 9/01/40	No Opt. Call	A	7,826,130
1,500	0.000%, 9/01/41	No Opt. Call	A	870,975
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
70	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	A	58,744
500	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	A	407,820
500	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	383,975
45,720	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2006A, 0.000%, 9/01/38 – NPFG Insured	9/26 at 54.77	A	22,761,702
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B:
22,685	0.000%, 9/01/35 – NPFG Insured	9/26 at 63.78	A	13,193,369
24,145	0.000%, 9/01/37 – NPFG Insured	9/26 at 57.65	A	12,672,986
20,555	0.000%, 9/01/39 – NPFG Insured	9/26 at 52.09	A	9,716,965
20	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/28 – NPFG Insured	No Opt. Call	A	17,862
4,010	East Creek Metropolitan District 1, Aurora, Arapahoe County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Tax Series 2019A, 5.250%, 12/01/48	6/24 at 103.00	N/R	4,294,189
584	East Creek Metropolitan District 1, Aurora, Arapahoe County, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2019B, 8.000%, 12/15/48	6/24 at 103.00	N/R	617,183
550	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds, Series 2015, 5.500%, 12/01/38 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R (7)	597,575
2,305	Erie Farm Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 5.500%, 12/01/45	12/21 at 103.00	N/R	2,398,306
632	Erie Farm Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2016B, 7.750%, 12/15/45	12/21 at 103.00	N/R	655,877

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 2,405	Fallbrook Villas Metropolitan District, Thornton, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.250%, 12/01/49	12/23 at 103.00	N/R	2,563,273
398	Fallbrook Villas Metropolitan District, Thornton, Adams County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B, 7.750%, 12/15/49, 144A	12/23 at 103.00	N/R	422,437
520	First Creek Village Metropolitan District, Denver, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B, 6.750%, 8/01/49	9/24 at 103.00	N/R	565,588
1,045	Fitzsimons Village Metropolitan District 1, Arapahoe County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding Series 2020A, 5.000%, 12/01/49	3/25 at 103.00	N/R	1,117,931
611	Fitzsimons Village Metropolitan District 1, Arapahoe County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding Subordinate Series 2020B, 7.000%, 12/15/49	3/25 at 103.00	N/R	637,273
2,024	Flatiron Meadows Metropolitan District, Boulder County, Colorado, General Obligation Limited Tax Bonds, Series 2016, 5.125%, 12/01/46	12/21 at 103.00	N/R	2,102,167
797	Flatiron Meadows Metropolitan District, Boulder County, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2019B-1, 5.125%, 12/15/49	12/24 at 103.00	N/R	854,663
2,000	Flying Horse Metropolitan District 3, El Paso County, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2019, 6.000%, 12/01/49, 144A	9/24 at 103.00	N/R	2,123,600
	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014:
11,995	5.750%, 12/01/30	12/24 at 100.00	N/R	12,842,087
36,930	6.000%, 12/01/38	12/24 at 100.00	N/R	38,902,431
683	Forest Trace Metropolitan District 3, Aurora City, Arapahoe County, Colorado, General Obligation Bonds, Subordinate Limited Tax, Series 2016B, 7.250%, 12/15/46 (Pre-refunded 12/15/21)	12/21 at 103.00	N/R (7)	736,984
	Fourth Street Crossing Business Improvement District, Silverthorne, Summit County, Colorado, Special Revenue and Tax Supported Bonds, Senior Series 2019A:
2,340	5.125%, 12/01/38 , 144A	6/24 at 103.00	N/R	2,510,352
2,740	5.375%, 12/01/49 , 144A	6/24 at 103.00	N/R	2,938,897
700	Fourth Street Crossing Business Improvement District, Silverthorne, Summit County, Colorado, Special Revenue and Tax Supported Bonds, Subordinate Series 2019B, 8.000%, 12/15/49	6/24 at 103.00	N/R	739,774
800	Frisco, Colorado, Marina Enterprise Revenue Bonds, Series 2019, 5.000%, 12/01/48	12/26 at 100.00	N/R	856,880
16,375	Future Legends Sports Park Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.500%, 6/01/50, 144A	6/25 at 103.00	N/R	16,259,884
3,428	Future Legends Sports Park Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2020B, 6.500%, 6/03/50, 144A	6/25 at 103.00	N/R	3,325,914
	Gardens on Havana Metropolitan District 3, Arapahoe County, Colorado, Special Revenue Bonds, Refunding Series 2017A:
2,890	5.125%, 12/01/37	12/22 at 103.00	N/R	3,049,672
2,525	5.250%, 12/01/47	12/22 at 103.00	N/R	2,659,683
1,704	Gardens on Havana Metropolitan District 3, Arapahoe County, Colorado, Special Revenue Bonds, Refunding Subordinate Series 2017B, 7.750%, 12/15/47	12/22 at 103.00	N/R	1,794,551

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,320	Glen Metropolitan District 2, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2017, 5.000%, 12/01/47	12/22 at 103.00	N/R	1,390,950
5,490	Granby Ranch Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2018, 5.500%, 12/01/52, 144A	12/23 at 103.00	N/R	5,867,383
2,500	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Refunding Series 2020, 4.750%, 12/01/50	12/25 at 102.00	N/R	2,618,910
780	Great Western Park Metropolitan District 2, Broomfield City and County, Colorado, General Obligation Bonds, Limited Tax Series 2016B, 7.250%, 12/15/46	12/21 at 100.00	N/R	808,330
5,930	Great Western Park Metropolitan District 2, Broomfield City and County, Colorado, General Obligation Bonds, Series 2016A, 5.000%, 12/01/46	12/21 at 100.00	N/R	6,156,407
4,995	Green Gables Metropolitan District 2, Jefferson County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2018A, 5.750%, 12/01/48	12/23 at 103.00	N/R	5,368,826
2,237	Green Gables Metropolitan District No 1, Jefferson County, Colorado, General Obligation Bonds, Series 2016A, 5.300%, 12/01/46 (Pre-refunded 12/01/21)	12/21 at 103.00	N/R (7)	2,374,352
735	Green Gables Metropolitan District No 1, Jefferson County, Colorado, General Obligation Bonds, Series 2016B, 7.750%, 12/15/46 (Pre-refunded 12/15/21)	12/21 at 103.00	N/R (7)	793,675
5,255	Green Valley Ranch East Metropolitan Deistrict No 6, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2020A-3, 5.875%, 12/01/50	9/25 at 103.00	N/R	5,750,021
2,565	Harmony Technology Park Metropolitan District 2, Fort Collins, Colorado, General Obligaiton Bonds, Limited Tax Convertible to Unlimited Tax Series 2017, 5.000%, 9/01/47 (Pre-refunded 12/01/22)	12/22 at 103.00	N/R (7)	2,840,019
750	Harvest Junction Metropolitan District, Longmont, Colorado, General Obligation Bonds, Refunding and Improvement Series 2012, 5.375%, 12/01/37	12/22 at 100.00	N/R	782,235
	Haskins Station Metropolitan District, Arvada, Colorado, General Obligation Bonds, Limited Tax Special Revenue Convertible to Unlimited Tax Series 2019A:
690	5.000%, 12/01/39	12/24 at 103.00	N/R	743,316
1,125	5.000%, 12/01/49	12/24 at 103.00	N/R	1,200,803
1,327	Haskins Station Metropolitan District, Arvada, Colorado, General Obligation Bonds, Limited Tax Special Revenue Subordinate Series 2019B, 8.750%, 12/15/49	12/24 at 103.00	N/R	1,397,158
4,575	Hawthorn Metropolitan District No 2, Jefferson County, Colorado, General Obligation, Refunding Series 2017A, 5.000%, 12/01/47	12/22 at 103.00	N/R	4,811,527
820	Hawthorn Metropolitan District No 2, Jefferson County, Colorado, General Obligation, Refunding Series 2017B, 7.250%, 12/15/47	12/22 at 103.00	N/R	859,188
16,080	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Refunding & Improvement Series 2015, 6.125%, 12/01/44	12/24 at 100.00	N/R	17,349,516
4,684	Hess Ranch Metropolitan District 6, Parker, Colorado, General Obligation Bonds, Limited Tax Subordinate Series 2020B, 8.000%, 12/15/49	3/25 at 103.00	N/R	5,003,730
20,140	Hess Ranch Metropolitan District 6, Parker, Colorado, Limited Tax General Obligation Bonds, Convertible Capital Appreciation Series 2020A-2, 0.000%, 12/01/49 (6)	3/25 at 93.28	N/R	15,532,572
13,500	Hess Ranch Metropolitan District 6, Parker, Colorado, Limited Tax General Obligation Bonds, Series 2020A-1, 5.000%, 12/01/49	3/25 at 103.00	N/R	14,609,430
575	Highlands Metropolitan District 1, Broomfield City and County, colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2021, 5.000%, 12/01/51	3/26 at 103.00	N/R	596,442
3,420	Highlands Metropolitan District No 2, City and County of Broomfield, Colorado, Limited Tax (Convertible to Unlimited Tax) General Obligation Bonds, Series 2016A, 5.125%, 12/01/46	12/21 at 103.00	N/R	3,555,261

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,395	Highlands-Mead Metropolitan District, Mead, Weld County Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2020A, 5.125%, 12/01/50	9/25 at 103.00	N/R	1,501,243
1,580	Highline Crossing Metropolitan District, In the City of Aurora, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Series 2017A, 5.500%, 12/01/47	12/22 at 103.00	N/R	1,672,683
336	Highline Crossing Metropolitan District, In the City of Aurora, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2017B, 7.750%, 12/15/47	12/22 at 103.00	N/R	354,406
4,785	Highpointe Vista Metropolitan District 2, Windsor, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2016A, 5.000%, 12/01/46	12/21 at 103.00	N/R	4,972,955
2,345	Home Place Metropolitan District, Thornton, Adams County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2020A, 5.750%, 12/01/50	6/25 at 103.00	N/R	2,559,263
1,095	Hudson Hills Metropolitan District, Weld County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.125%, 12/01/48	12/23 at 103.00	N/R	1,165,014
208	Hudson Hills Metropolitan District, Weld County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B, 7.750%, 12/15/48	12/23 at 103.00	N/R	220,931
1,123	Iliff Commons Metropolitan District 2, Aurora, Colorado, General Obligation Bonds, Subordinate Limited Tax Series 2020B, 6.500%, 12/15/49	3/25 at 103.00	N/R	1,204,552
773	Iliff Commons Metropolitan District 3, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2016A, 6.000%, 12/01/46	12/21 at 103.00	N/R	802,420
8,950	Independence Metropolitan District 3, Elbert County, Colorado, Limited Tax General Obligation Bonds, Series 2019A, 6.250%, 12/01/49	6/24 at 103.00	N/R	9,671,012
6,500	Independence Water & Sanitation District, Elbert County, Colorado, Special Revenue Bonds, Series 2019, 7.250%, 12/01/38	6/24 at 103.00	N/R	7,048,665
2,487	Inspiration Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation Bonds, Fourth Tier Series 2017D, 7.500%, 12/15/51	5/21 at 100.00	N/R	2,486,241
2,235	Interpark Metropolitan District, In the City and County of Broomfield, Colorado, Limited Tax Convertible to Unlimited Tax, General Obligation and Revenue Bonds, Series 2018, 5.500%, 12/01/48, 144A	12/23 at 103.00	N/R	2,390,869
1,610	Interquest South Business Improvement District, Colorado Springs, El Paso County, Colorado, Public Improvement Fee Revenue Bonds, Series 2017, 5.000%, 12/01/47	12/22 at 103.00	N/R	1,688,858
	Iron Mountain Metropolitan District 2, Windsor, Weld County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2019A:
500	5.000%, 12/01/39	12/24 at 103.00	N/R	533,345
1,300	5.000%, 12/01/49	12/24 at 103.00	N/R	1,373,047
1,555	Iron Works Village Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2018A, 5.875%, 12/01/48	12/23 at 103.00	N/R	1,678,716
534	Iron Works Village Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2018B, 8.000%, 12/15/48	12/23 at 103.00	N/R	570,408
16,120	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Special Revenue Bonds, Subordinate Series 2020B, 5.750%, 12/15/50	12/23 at 103.00	N/R	17,198,428

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Colorado (continued)
	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A:
$ 5,182	5.125%, 12/01/31	12/21 at 103.00	N/R	5,396,120
4,510	5.250%, 12/01/36	12/21 at 103.00	N/R	4,692,114
19,140	5.375%, 12/01/46	12/21 at 103.00	N/R	19,897,753
7,025	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Taxable Series 2016B, 9.000%, 12/01/46	12/21 at 103.00	N/R	6,611,579
1,000	Johnstown Village Metropolitan District 2, Weld County, own of Johnstown, Colorado, General Obligation Limited Tax Bonds, Series 2020A, 5.000%, 12/01/50	9/25 at 103.00	N/R	1,073,000
2,500	Jones District Community Authority Board, Centennial, Colorado, Special Revenue Convertible Capital Appreciaiton Bonds, Series 2020A, 0.000%, 12/01/50	12/25 at 103.00	N/R	2,083,625
1,900	Kinston Metropolitan District 5, Loveland, Larimer County, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.125%, 12/01/50	12/25 at 103.00	N/R	2,093,021
3,850	Kinston Metropolitan District 5, Loveland, Larimer County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2020B, 7.500%, 12/15/52	12/25 at 103.00	N/R	4,144,563
3,110	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.750%, 1/01/34	5/21 at 100.00	N/R	3,110,871
	Lake of the Rockies Metropolitan District, In the Town of Monument, El Paso County, Colorado, Subordinate General Obligation Limited Tax Bonds, Series 2018B:
2,715	5.000%, 8/01/48	12/23 at 103.00	N/R	2,880,099
439	7.500%, 8/01/48	12/23 at 103.00	N/R	465,327
	Lakes at Centerra Metropolitan District 2, Loveland, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018A:
700	5.125%, 12/01/37	12/23 at 103.00	N/R	748,055
6,500	5.250%, 12/01/47	12/23 at 103.00	N/R	6,917,300
2,295	Lakes at Centerra Metropolitan District 2, Loveland, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2018B, 7.625%, 12/15/47	12/23 at 103.00	N/R	2,434,857
6,210	Lambertson Farms Metropolitan District 1, Colorado, Revenue Bonds, Refunding & Improvement Series 2015, 5.750%, 12/15/46	12/23 at 100.00	N/R	5,011,097
	Lanterns Metropolitan District 1, Castle Rock, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2019A:
875	5.000%, 12/01/39	9/24 at 103.00	N/R	943,600
5,170	5.000%, 12/01/49	9/24 at 103.00	N/R	5,530,039
1,368	Lanterns Metropolitan District 1, Castle Rock, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2019B, 7.750%, 12/15/49	9/24 at 103.00	N/R	1,455,716
7,135	Larkridge Metropolitan District No 2, In the City of Thornton, Adams County, Colorado, General Obligation, Limited Tax Convertible to Unlimited Tax, Improvement Bonds, Refunding Series 2019, 5.250%, 12/01/48	12/23 at 103.00	N/R	7,613,616
3,207	Leyden Ranch Metropolitan District, Jefferson County, Colorado, General Obligation Limited Tax, Convertible to Unlimited Tax Bonds, Series 2017A, 5.125%, 12/01/47	12/22 at 103.00	N/R	3,374,726
695	Leyden Rock Metropolitan District No 10, In the City of Arvada, Colorado, Limited Tax General Obligation Bonds, Refunding and Improvement Series 20016B, 7.250%, 12/15/45	12/21 at 103.00	N/R	722,119
5,090	Liberty Ranch Metropolitan District, Colorado, General Obligation Bonds, Refunding and Improvement Series 2017A, 5.000%, 12/01/46	12/21 at 103.00	N/R	5,289,070

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 2,204	Liberty Ranch Metropolitan District, Colorado, General Obligation Bonds, Subordinate Improvement Series 2017B, 8.125%, 12/15/46	12/21 at 103.00	N/R	2,287,752
2,148	Littleton Village Metropolitan District No 2, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Series 2015, 5.375%, 12/01/45	5/21 at 103.00	N/R	2,214,803
1,280	Littleton Village Metropolitan District No 2, In the City of Littleton, Colorado, Subordinate Limited Tax General Obligation and Special Revenue Refunding Bonds, Series 2018B, 7.625%, 12/15/28	12/23 at 103.00	N/R	1,370,112
1,180	Lochbuie Station Metropolitan District, Adams County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Tax Series 2020A, 5.750%, 12/01/50	9/25 at 103.00	N/R	1,282,212
1,295	Lost Creek Farms Metropolitan District (In the Town of Erie), Boulder County, Colorado, General Obligation Limited Tax Bonds, Series 2017A, 5.750%, 12/01/47	12/22 at 103.00	N/R	1,371,547
197	Lost Creek Farms Metropolitan District (In the Town of Erie), Boulder County, Colorado, General Obligation Limited Tax Bonds, Series 2017B, 8.000%, 12/15/47	12/22 at 103.00	N/R	206,614
2,787	Marvella Metropolitan District, Centennial, Arapahoe County, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 5.125%, 12/01/46 (Pre-refunded 12/01/21)	12/21 at 103.00	N/R (7)	2,955,920
674	Marvella Metropolitan District, Centennial, Arapahoe County, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2016B, 7.500%, 12/15/46 (Pre-refunded 12/15/21)	12/21 at 103.00	N/R (7)	726,896
1,190	Mayfield Metropolitan District, Thornton, Colorado, General Oblgation Bonds, Limited Tax Series 2020A, 5.750%, 12/01/50	6/25 at 103.00	N/R	1,308,179
1,460	Mead Western Meadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2018, 5.000%, 12/01/47	12/28 at 100.00	N/R	1,610,307
	Meadowlark Metropolitan District, Parker Town, Douglas County, Colorado, Limited Tax General Obligation Bond, Convertible to Unlimited Tax Series 2020A:
525	4.875%, 12/01/40	9/25 at 103.00	N/R	562,501
750	5.125%, 12/01/50	9/25 at 103.00	N/R	807,120
1,416	Midcities Metropolitan District No 2, In the City and County of Broomfield, Colorado, Subordinate Special Revenue Refunding Bonds, Series 2016B, 7.750%, 12/15/46	12/21 at 103.00	N/R	1,469,142
3,170	Mirabelle Metropolitan District 2, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.000%, 12/01/49	3/25 at 103.00	N/R	3,393,643
1,473	Mirabelle Metropolitan District 2, Douglas County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2020B, 7.375%, 12/15/49	3/25 at 103.00	N/R	1,544,278
1,529	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2016B, 7.500%, 12/15/46	12/21 at 103.00	N/R	1,585,726
	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016:
1,500	5.000%, 12/01/35	12/25 at 100.00	N/R	1,614,495
5,300	5.000%, 12/01/46	12/25 at 100.00	N/R	5,627,063
2,275	Mountain Shadows Metropolitan District, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2015, 5.500%, 12/01/44	12/25 at 100.00	N/R	2,444,146
985	Mountain Sky Metropolitan District, Fort Lupton, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.000%, 12/01/49	3/25 at 103.00	N/R	1,054,492
937	Mountain Sky Metropolitan District, Fort Lupton, Weld County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2020B, 7.625%, 12/15/49	3/25 at 103.00	N/R	987,626

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 2,620	Mountain's Edge Metropolitan District, Jefferson County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016A, 5.000%, 12/01/46 (Pre-refunded 12/01/21), 144A	12/21 at 103.00	N/R (7)	2,775,733
561	Mountain's Edge Metropolitan District, Jefferson County, Colorado, General Obligation Bonds, Subordinate Limited Tax Series 2016B, 7.375%, 12/15/46 (Pre-refunded 12/15/21), 144A	12/21 at 103.00	N/R (7)	582,503
	Murphy Creek Metropolitan District 3, Aurora, Colorado, General Obligation Bonds, Refunding & Improvement Series 2006:
5,770	6.000%, 12/01/26 (4)	5/21 at 100.00	N/R	5,770,000
10,910	6.125%, 12/01/35 (4)	5/21 at 100.00	N/R	10,910,000
1,760	North Holly Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2018A, 5.500%, 12/01/48	12/23 at 103.00	N/R	1,882,795
	North Park Metropolitan District 1, in the City of Broomfiled, Colorado, Special Revenue Bonds, Series 2018A-1:
4,410	5.375%, 12/01/34	12/23 at 103.00	N/R	4,756,317
2,845	5.750%, 12/01/48	12/23 at 103.00	N/R	3,061,220
	North Park Metropolitan District 1, in the City of Broomfiled, Colorado, Special Revenue Bonds, Series 2018A-2:
1,500	5.125%, 12/01/28	12/23 at 103.00	N/R	1,627,440
5,460	5.500%, 12/01/34	12/23 at 103.00	N/R	5,905,973
8,500	5.850%, 12/01/48	12/23 at 103.00	N/R	9,166,400
2,000	North Pine Vistas Metropolitan District 2, Castle Pines, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2016A, 6.750%, 12/01/46	12/21 at 103.00	N/R	1,698,980
7,039	North Pine Vistas Metropolitan District 3, Castle Pines, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2016A, 6.375%, 12/01/46	12/21 at 103.00	N/R	7,310,987
698	North Pine Vistas Metropolitan District 3, Castle Pines, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2016B, 8.250%, 12/15/46	12/21 at 103.00	N/R	724,203
	North Range Metropolitan District 2, Adams County, Colorado , Limited Tax General Obligation Bonds, Refunding Special Revenue & Improvement Series 2017A:
1,550	5.625%, 12/01/37	12/22 at 103.00	N/R	1,650,673
2,975	5.750%, 12/01/47	12/22 at 103.00	N/R	3,161,056
2,836	North Range Metropolitan District 2, Adams County, Colorado , Limited Tax General Obligation Bonds, Special Revenue & Improvement Subordinate Lien Series 2017B, 7.750%, 12/15/47	12/22 at 103.00	N/R	2,995,582
1,000	North Range Metropolitan District 3, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2020A-3, 5.250%, 12/01/50	12/25 at 103.00	N/R	1,095,500
9,710	North Vista Highlands Metropolitan District 3, Pueblo County, Colorado, Limited Tax General Obligation Bonds, Series 2020, 5.125%, 12/01/49	3/25 at 103.00	N/R	10,431,356
2,000	Northfield Metropolitan District 2, Fort Collins, Larimer County, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.000%, 12/01/50	12/25 at 103.00	N/R	2,130,280
865	Northfield Metropolitan District 2, Fort Collins, Larimer County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2020B, 7.500%, 12/15/50	12/25 at 103.00	N/R	901,823
3,500	Orchard Park Place North Metropolitan District, Westminster, Colorado, Limited Tax General Obligation Bonds, Series 2019A, 5.250%, 12/01/48	6/24 at 103.00	N/R	3,748,045

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 611	Orchard Park Place North Metropolitan District, Westminster, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B, 7.750%, 12/15/48	6/24 at 103.00	N/R	650,397
915	Overlook Metropolitan District in the Town of Parker, Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 5.500%, 12/01/46	12/21 at 103.00	N/R	951,701
940	Overlook Metropolitan District in the Town of Parker, Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2016B, 7.750%, 12/15/46	12/21 at 103.00	N/R	975,419
	Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds, Series 2019:
10,575	5.000%, 12/01/39	12/24 at 103.00	N/R	11,531,932
31,090	5.000%, 12/01/49	12/24 at 103.00	N/R	33,598,030
3,026	Palisade Metropolitan District 2, Broomfield County, Colorado, General Obligation Limited Tax Bonds, Series 2016, 5.000%, 12/01/46	12/21 at 103.00	N/R	3,142,138
3,712	Palisade Metropolitan District 2, Broomfield County, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2019, 7.250%, 12/15/49	12/24 at 103.00	N/R	3,924,438
1,745	Palisade Park North Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Tax Series 2018A, 5.625%, 12/01/47	12/23 at 103.00	N/R	1,872,106
800	Palisade Park North Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2018B, 7.875%, 12/15/47	12/23 at 103.00	N/R	849,952
	Palisade Park North Metropolitan District No 1, City and County of Broomfield, Colorado, General Obligation Limited Tax Convertible to Unlimited Tax, Series 2016A:
2,075	5.875%, 12/01/46	12/21 at 103.00	N/R	2,160,158
530	8.000%, 12/15/46	12/21 at 103.00	N/R	550,182
1,385	Palisade Park West Metropolitan District, Broomfield County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax, Series 2019A, 5.125%, 12/01/49	6/24 at 103.00	N/R	1,478,917
1,042	Palisade Park West Metropolitan District, Broomfield County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B, 7.750%, 12/15/49	6/24 at 103.00	N/R	1,106,448
	Parkdale Community Authority, Erie, Colorado, Limited Tax Supported Revenue Bonds, District 1, Series 2020A:
1,310	5.000%, 12/01/40	9/25 at 103.00	N/R	1,414,276
3,335	5.250%, 12/01/50	9/25 at 103.00	N/R	3,597,531
1,487	Parker Automotive Metropolitan District (In the Town of Parker, Colorado), General Obligation Bonds, Refunding Series 2016, 5.000%, 12/01/45	12/26 at 100.00	N/R	1,602,049
3,786	Parker Automotive Metropolitan District, In the Town of Parker, Colorado, Subordinate Limited Tax General Obligation Refunding Bonds, Series 2018B, 8.000%, 12/15/32	12/23 at 103.00	N/R	4,027,017
4,180	Parker Homestead Metropolitan District, Parker, Douglas County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2016, 5.625%, 12/01/44 (Pre-refunded 12/01/21)	12/21 at 103.00	N/R (7)	4,445,555
1,825	Peak Metropolitan District 1, Colorado Springs, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2021A, 5.000%, 12/01/51, 144A	3/26 at 103.00	N/R	1,946,308
1,652	Peak Metropolitan District 1, Colorado Springs, El Paso County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2021B, 7.625%, 12/15/51, 144A	3/26 at 103.00	N/R	1,674,254
1,000	Penrith Park Metropolitan District, Adams County, Colorado, General Obligation Limited Tax Bonds, Series 2019A, 5.000%, 12/01/49	12/24 at 103.00	N/R	1,068,890

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,200	Pinon Pines Metropolitan District 2, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2020, 5.000%, 12/01/50	9/25 at 103.00	N/R	1,292,568
1,450	Pomponio Terrace Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2019A, 5.000%, 12/01/49	6/24 at 103.00	N/R	1,547,034
3,110	Powers Metropolitan District In the City of Colorado Springs, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2018, 5.375%, 12/01/48	12/23 at 103.00	N/R	3,320,298
3,015	Powhaton Road Metropolitan District 2, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.625%, 12/01/48	12/23 at 103.00	N/R	3,237,597
1,410	Powhaton Road Metropolitan District 2, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B, 7.750%, 12/15/48	12/23 at 103.00	N/R	1,500,889
	Prairie Center Metopolitan District No 3, In the City of Brighton, Adams County, Colorado, Limited Property Tax Supported Primary Improvements Revenue Bonds, Refunding Series 2017A:
12,990	5.000%, 12/15/41 , 144A	12/26 at 100.00	N/R	13,956,846
2,100	5.000%, 12/15/41 , 144A	12/26 at 100.00	N/R	2,256,303
725	Prairie Center Metropolitan District 7, Brighton, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2020, 4.875%, 12/15/44	12/25 at 103.00	N/R	776,243
3,100	Prairiestar Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax series 2016, 5.750%, 12/01/46	12/21 at 103.00	N/R	3,230,975
10,265	Promenade at Castle Rock Metropolitan District 1, Colorado, General Obligation Bonds, Limited Tax Series 2015A, 5.750%, 12/01/39	4/21 at 103.00	N/R	10,591,540
400	Pueblo Urban Renewal Authority, Colorado, Tax Increment Capital Appreciation Revenue Bonds, EVRAZ Project, Series 2021A and Tax Increment Revenue Capital Appreciation Bonds, Series 2021B, 0.000%, 12/01/25, 144A	No Opt. Call	N/R	323,379
2,580	Pueblo Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, EVRAZ Project, Series 2021A, 4.750%, 12/01/45, 144A	12/30 at 100.00	N/R	2,750,616
6,750	Raindance Metropolitan District 1, Acting by and through its Water Activity Enterprise In the Town of Windsor, Weld County, Colorado, Non-Potable Water Enterprise Revenue Bonds, Series 2020, 5.250%, 12/01/50	12/25 at 103.00	N/R	7,286,287
16,450	Raindance Metropolitan District No 3, Town of Windsor, Colorado, Limited Tax General Obligation Bonds, Series 2018A, 5.750%, 12/01/47	12/23 at 103.00	N/R	17,705,957
2,840	Raindance Metropolitan District No 3, Town of Windsor, Colorado, Limited Tax General Obligation Bonds, Series 2018B, 8.125%, 12/15/47	12/23 at 103.00	N/R	3,010,372
3,475	Range View Estates Metropolitan District, Mead, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.000%, 12/01/49	3/25 at 103.00	N/R	3,718,841
515	Range View Estates Metropolitan District, Mead, Weld County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2020B, 7.750%, 12/15/49	3/25 at 103.00	N/R	546,930
900	Reata Ridge Village Metropolitan District 2, Parker, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2019A, 5.000%, 12/01/49	12/24 at 103.00	N/R	965,160
	Reata South Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2018:
4,915	5.375%, 12/01/37	12/23 at 103.00	N/R	5,283,330
10,340	5.500%, 12/01/47	12/23 at 103.00	N/R	11,068,350

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Colorado (continued)
	Red Sky Ranch Metropolitan District, Eagle County, Colorado, General Obligation Bonds, Refunding & Improvement Series 2015:
$ 575	4.750%, 12/01/35	12/24 at 100.00	N/R	604,641
3,195	5.000%, 12/01/44	12/24 at 100.00	N/R	3,350,117
3,220	Regency Metropolitan District, Douglas County, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2019, 5.000%, 12/01/46	6/24 at 103.00	N/R	3,449,039
10,000	Regional Transportation District, Colorado, Certificates of Participation, Series 2014A, 5.000%, 6/01/44 – AGM Insured (UB) (5)	6/23 at 100.00	A1	10,838,500
	Regional Transportation District, Colorado, Certificates of Participation, Tender Option Bond Trust Series 2015-XF1031:
2,660	17.966%, 6/01/39 , 144A (IF) (5)	6/23 at 100.00	A1	3,561,713
2,745	17.958%, 6/01/44 , 144A (IF) (5)	6/23 at 100.00	A1	3,640,748
3,190	17.959%, 6/01/44 , 144A (IF) (5)	6/23 at 100.00	A1	4,231,025
3,750	17.966%, 6/01/44 , 144A (IF) (5)	6/23 at 100.00	A1	4,974,262
2,295	Remuda Ranch Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.000%, 12/01/50	12/25 at 103.00	N/R	2,431,359
5,835	Rendezvous Metropolitan District 4, Timnath Town, Colorado, Limited Tax General Obligation Bonds, Series 2018A, 5.625%, 12/01/48	12/23 at 103.00	N/R	6,262,297
5,536	Reserve Metropolitan District 2, Mount Crested Butte, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2016A, 5.000%, 12/01/45	12/26 at 100.00	N/R	5,946,716
1,325	Reserve Metropolitan District 2, Mount Crested Butte, Colorado, Limited Tax General Obligation Bonds, Series 2016B, 5.125%, 12/01/45	12/26 at 100.00	N/R	1,428,907
3,300	Rex Ranch Metropolitan District, Boulder County, Colorado, General Obligation Limited Tax Bonds, Series 2018A, 5.750%, 12/01/47	12/23 at 103.00	N/R	3,551,361
430	Richards Farm Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B, 6.500%, 12/15/49	12/24 at 103.00	N/R	459,021
1,000	Ridgeline Vista Metropolitan District, Brighton, Colorado, General Obligation Limited Tax Bonds, Series 2021A, 5.250%, 12/01/60	3/26 at 103.00	N/R	1,070,669
1,695	Ritoro Metropolitan District In the Town of Elizabeth, Elbert County, Colorado, Limited Tax , Convertible to Unlimited Tax, General Obligation Bonds, Series 2019A, 5.000%, 12/01/49	6/24 at 103.00	N/R	1,810,531
1,054	River Park Metropolitan District, New Castle, Garfield County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2009, 6.990%, 6/15/39	5/21 at 100.00	N/R	1,055,381
2,935	Riverdale Ranch Metropolitan District, Thornton City, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.000%, 12/01/49	9/24 at 103.00	N/R	3,128,915
628	Riverdale Ranch Metropolitan District, Thornton City, Adams County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B, 7.750%, 12/15/49	9/24 at 103.00	N/R	665,353
1,055	Sabell Metropolitan District, Arvada, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2020A, 5.000%, 12/01/50, 144A	3/25 at 103.00	N/R	1,139,495
2,335	Salisbury Heights Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2017A, 5.500%, 12/01/47	12/22 at 103.00	N/R	2,468,725
509	Salisbury Heights Metropolitan District, Douglas County, Colorado, Limited tax General Obligation Bonds, Subordinate Series 2017B, 7.750%, 12/15/47	12/22 at 103.00	N/R	536,293

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Colorado (continued)
	Serenity Ridge Metropolitan District No 2, In the City of Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding and Improvement Bonds Series 2018A:
$ 550	5.125%, 12/01/37	12/23 at 103.00	N/R	589,650
1,000	5.125%, 12/01/43	12/23 at 103.00	N/R	1,065,920
635	Serenity Ridge Metropolitan District No 2, In the City of Aurora, Arapahoe County, Colorado, General Obligation Bonds, Subordinate Limited Tax, Refunding and Improvement Bonds Series 2018B, 7.250%, 12/15/35	12/23 at 103.00	N/R	674,929
	Settler's Crossing Metropolitan District 1, Lakewood, Colorado, Limited Tax General Obligation Bonds, Series 2020A:
1,280	5.000%, 12/01/40 , 144A	9/25 at 103.00	N/R	1,386,483
3,125	5.125%, 12/01/50 , 144A	9/25 at 103.00	N/R	3,381,594
2,900	Severance Shores Metropolitan District 4, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.000%, 12/01/49	3/25 at 103.00	N/R	3,141,773
804	Severance Shores Metropolitan District 4, Weld County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2020B, 8.250%, 12/15/49	3/25 at 103.00	N/R	858,061
1,225	Sheridan Station West Metropolitan District, Lakewood, Jefferson County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2017, 6.000%, 12/01/47	12/22 at 103.00	N/R	1,285,221
1,710	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation Bonds, Limited Tax Series 2016A, 5.500%, 12/01/46	12/21 at 103.00	N/R	1,780,469
1,500	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation Bonds, Subordinate Series 2016B, 7.625%, 12/15/46	12/21 at 103.00	N/R	1,557,870
1,900	Silver Peaks Metropolitan District No 2, In the Town of Lochbuie, Weld County, Colorado, Limited Tax General Obligation Subordinate Bonds, Series 2018B, 7.250%, 12/15/47	12/23 at 103.00	N/R	2,014,114
2,000	Sky Ranch Community Authority Board, Arapahoe County, Colorado, Limited Tax Supported District 1 Revenue Bonds, Senior Series 2019A, 5.000%, 12/01/49	12/24 at 102.00	N/R	2,198,240
1,820	South Aurora Regional Improvement Authority, Aurora, Colorado, Special Revenue Bonds, Series 2018, 6.250%, 12/01/57	12/23 at 103.00	N/R	1,946,563
7,500	South Maryland Creek Ranch Metropolitan District, Summitt County, Colorado, Limited Tax General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2018A, 5.625%, 12/01/47	12/23 at 103.00	N/R	8,049,750
1,950	South Maryland Creek Ranch Metropolitan District, Summitt County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2018B, 8.000%, 12/15/47	12/23 at 103.00	N/R	2,065,694
1,000	South Timnath Metropolitan District No 1, In the Town of Timnath, Larimer County, Colorado, Limited Tax General Obligation Bonds, Series 2019A, 5.500%, 12/01/48	6/24 at 103.00	N/R	1,078,620
2,208	South Timnath Metropolitan District No 1, In the Town of Timnath, Larimer County, Colorado, Subordinate Limited Tax General Obligation Bonds, Series 2019B, 8.000%, 12/15/48	6/24 at 103.00	N/R	2,348,870
	SouthGlenn Metropolitan District, Colorado, Special Revenue Bonds, Refunding Series 2016:
810	5.000%, 12/01/36	12/21 at 103.00	N/R	842,117
1,220	5.000%, 12/01/46	12/21 at 103.00	N/R	1,266,580
6,170	Southwest Timnath Metropolitan District 4, Timnath, Larimer County, Colorado, Limited Tax General Obligation Bonds, Series 2017A, 5.375%, 12/01/47	12/22 at 103.00	N/R	6,503,550

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,105	Southwest Timnath Metropolitan District 4, Timnath, Larimer County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2017B, 7.750%, 12/15/47	12/22 at 103.00	N/R	1,159,167
1,355	Spring Valley Metropolitan District 3, Elbert County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2020A, 5.000%, 12/01/49	3/25 at 103.00	N/R	1,456,788
	Spring Valley Metropolitan District 4, Elbert County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2020A:
1,910	5.000%, 12/01/40	9/25 at 103.00	N/R	2,066,525
2,270	5.125%, 12/01/50	9/25 at 103.00	N/R	2,446,629
	St Vrain Lakes Metropolitan District No 2, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2017A:
1,500	5.000%, 12/01/37	12/22 at 103.00	N/R	1,602,300
9,100	5.125%, 12/01/47	12/22 at 103.00	N/R	9,714,159
1,084	St Vrain Lakes Metropolitan District No 2, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2017B, 7.625%, 12/15/47	12/22 at 103.00	N/R	1,155,804
	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & improvement Series 2019A:
250	4.000%, 12/01/29	12/24 at 103.00	N/R	268,950
2,520	5.000%, 12/01/49	12/24 at 103.00	N/R	2,714,216
3,000	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Subordinate Series 2019B, 8.000%, 12/15/49	12/24 at 103.00	N/R	3,171,300
	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported Revenue Bonds, Senior Series 2017A:
1,715	5.000%, 12/01/30	12/22 at 102.00	N/R	1,832,975
9,000	5.000%, 12/01/38	12/22 at 102.00	N/R	9,573,120
4,500	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported Revenue Bonds, Subordinate Series 2017B, 7.500%, 12/15/47	12/22 at 102.00	N/R	4,747,590
5,000	Sterling Ranch Metropolitan District 1, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2020, 5.125%, 12/01/50	12/25 at 103.00	N/R	5,375,700
6,680	Sterling Ranch Metropolitan District 2, El Paso County, Colorado, General Obligation Bonds, Limited Tax Convertible Capital Appreciation Series 2015A, 8.000%, 12/01/45	12/22 at 102.00	N/R	6,897,701
2,275	Stone Creek Metropolitan District, In Douglas County Colorado, General Obligation Limited Tax Bonds, Series 2018A, 5.625%, 12/01/47	12/23 at 103.00	N/R	2,442,394
595	Stone Creek Metropolitan District, In Douglas County, Colorado, Subordinate General Obligation Limited Tax Bonds, Series 2018B, 7.875%, 12/15/47	12/23 at 103.00	N/R	632,866
7,500	Stone Ridge Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited, Series 2007, 7.250%, 12/01/31 (4)	5/21 at 100.00	N/R	1,200,000
2,664	Table Mountain Metropolitan District, Jefferson County, Colorado, Limited Tax General Obligation Bonds, Series 2016A, 5.250%, 12/01/45	12/21 at 103.00	N/R	2,770,453
6,275	Tallman Gulch Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation Refunding and Improvement Bonds,Subordinate Limited Tax General Obligation Bonds, Series 2018A, 5.250%, 12/01/47	12/22 at 103.00	N/R	6,608,704
1,360	Tallman Gulch Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation Refunding and Improvement Bonds,Subordinate Limited Tax General Obligation Bonds, Series 2018B, 8.000%, 12/15/47	12/22 at 103.00	N/R	1,425,117

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,935	Tallyn's Reach Metropolitan District 3, Aurora, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2013, 5.125%, 11/01/38 (Pre-refunded 12/01/23)	12/23 at 100.00	N/R (7)	2,166,407
1,389	Tallyn's Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2016A, 6.750%, 11/01/38	12/21 at 103.00	N/R	1,443,199
	Talon Pointe Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Refunding & Improvement Series 2019A:
1,755	5.250%, 12/01/39	12/25 at 103.00	N/R	1,927,797
5,540	5.250%, 12/01/51	12/25 at 103.00	N/R	6,015,387
1,075	The Village at Dry Creek Metropolitan District No 2, In the City of Thornton, Adams County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Series 2019, 4.375%, 12/01/44	9/24 at 103.00	N/R	1,118,495
1,000	Three Springs Metropolitan District 1, Durango, La Plata County, Colorado, Limited Tax General Obligation Bonds, Refunding Subordinate Series 2020B, 7.125%, 12/15/50	12/25 at 103.00	N/R	1,025,925
1,730	Timberleaf Metropolitan District, Adams County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2020A, 5.750%, 12/01/50	6/25 at 103.00	N/R	1,893,675
	Timnath Ranch Metropolitan District 4, Larimer County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018A:
1,500	5.250%, 12/01/37	12/23 at 103.00	N/R	1,607,775
2,850	5.375%, 12/01/47	12/23 at 103.00	N/R	3,041,833
953	Timnath Ranch Metropolitan District 4, Larimer County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2018B, 7.750%, 12/15/47	12/23 at 103.00	N/R	1,013,992
	Trails at Crowfoot Metropolitan District 3, Parker, Colorado, Limited Tax General Obligation Bonds, Series 2019A:
1,020	5.000%, 12/01/39	9/24 at 103.00	N/R	1,095,868
3,380	5.000%, 12/01/49	9/24 at 103.00	N/R	3,603,114
3,400	Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado, General Obligation Limited Bonds, Convertible Capital Appreciation Series 2021A-2, 0.000%, 12/01/51	3/26 at 103.00	N/R	2,915,972
	Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado, General Obligation Limited Bonds, Series 2021A-1:
700	5.000%, 12/01/41	3/26 at 103.00	N/R	761,979
10,025	5.000%, 12/01/51	3/26 at 103.00	N/R	10,802,549
3,000	Triview Metropolitan District 4, El Paso County, Colorado, General Obligation Bonds, Limited Tax Series 2018, 5.750%, 12/01/48, 144A	12/23 at 103.00	N/R	3,226,830
1,605	Two Bridges Metropolitan District, Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2018A, 5.625%, 8/01/48	12/23 at 103.00	N/R	1,721,379
9,500	Valagua Metropolitan District, Eagle County, Colorado, General Obligation Limited Tax Bonds, Series 2008, 0.775%, 12/01/37 (4)	5/21 at 100.00	N/R	1,814,500
970	VDW Metropolitan District 2, Larimer County, Colorado, General Obligation Bonds, Refunding Limited Tax Series 2016B, 7.250%, 12/15/45	12/21 at 103.00	N/R	1,008,199

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Colorado (continued)
	Velocity Metropolitan District 3, In the City of Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2019:
$ 5,870	5.375%, 12/01/39	12/23 at 103.00	N/R	6,320,229
36,055	5.500%, 12/01/48	12/23 at 103.00	N/R	38,680,525
5,000	Velocity Metropolitan District 5, In the City of Aurora, Colorado, Limited Tax General Obligation Bonds, Convertible Capital Appreciation Series 2020A-2, 0.000%, 12/01/50	12/23 at 81.31	N/R	3,547,050
8,000	Velocity Metropolitan District 5, In the City of Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2020A-1, 5.375%, 12/01/50	12/23 at 103.00	N/R	8,446,960
2,000	Verve Metropolitan District 1, Jefferson County and the City and County of Broomfield, Colorado, General Obligation Bonds, Refunding and Improvement Limited Tax Series 2021, 5.000%, 12/01/51	3/26 at 103.00	N/R	2,128,688
1,400	Village at Southgate Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2018A, 5.625%, 12/01/48, 144A	12/23 at 103.00	N/R	1,499,848
764	Village at Southgate Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2018B, 7.750%, 12/15/40, 144A	12/23 at 103.00	N/R	809,160
3,825	Village East Community Metropolitan District, Frederick, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.250%, 12/01/50	9/25 at 103.00	N/R	4,141,825
586	Village East Community Metropolitan District, Frederick, Weld County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2020B, 8.125%, 12/15/50	9/25 at 103.00	N/R	624,641
1,675	Village East Metropolitan District 3, Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2017A, 5.000%, 12/01/46	12/22 at 103.00	N/R	1,760,207
245	Village East Metropolitan District 3, Weld County, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2017B, 7.750%, 12/15/46	12/22 at 103.00	N/R	257,010
1,750	Village Metropolitan District In the Town of Avon, Eagle County, Colorado, Special Revenue and Limited Property Tax Bonds, Refunding & Improvement Series 2020, 5.000%, 12/01/49	12/25 at 103.00	N/R	1,912,260
1,020	Villages of Johnstown Metropolitan District No 3, Town of Johnstown, Colorado, Limited Tax General Obligation Bonds, Series 2020A and Subordinate Limited Tax General Obligation Bonds, Series 2020B, 5.000%, 12/01/50	12/25 at 103.00	N/R	1,086,447
1,750	Villas Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2018A, 5.125%, 12/01/48	12/23 at 103.00	N/R	1,860,565
690	Villas Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation Bonds, Subordinae Lien Series 2018B, 7.750%, 12/15/48	12/23 at 103.00	N/R	729,737
4,145	Ward TOD Metropolitan District 1, Wheat Ridge, Jefferson County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.000%, 12/01/49	12/24 at 103.00	N/R	4,427,316
600	Ward TOD Metropolitan District 1, Wheat Ridge, Jefferson County, Colorado, Limited Tax General Obligation Bonds, Subordinate Limited Tax Series 2019B, 7.750%, 12/15/49	12/24 at 103.00	N/R	638,898
1,675	Waterfall Metropolitan District 1, Larimer County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2016A, 6.500%, 12/01/46	12/21 at 103.00	N/R	1,741,196
2,196	Waterfall Metropolitan District 1, Larimer County, Colorado, Limited Tax General Obligation Bonds, Series 2018, 5.750%, 12/01/46	12/21 at 103.00	N/R	2,285,992
1,300	Westcreek Metropolitan District 2, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2019A, 5.375%, 12/01/48	6/24 at 103.00	N/R	1,396,187
1,000	Westerly Metropolitan District 4, Weld County, Colorado, General Obligation Limited Tax Bonds, Convertible Capital Appreciation Bonds, Series 2021A-2, 0.000%, 12/01/50	3/26 at 99.11	N/R	760,417

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Colorado (continued)
	Westerly Metropolitan District 4, Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2021A-1:
$ 750	5.000%, 12/01/40	3/26 at 103.00	N/R	816,585
1,000	5.000%, 12/01/50	3/26 at 103.00	N/R	1,077,683
1,500	Westown Metropolitan District, In the City of Arvada, Jefferson County, Colorado, General Obligation Limited Tax Convertible to Unlimited Tax Bonds, Series 2017A, 5.000%, 12/01/47 (Pre-refunded 12/01/22)	12/22 at 103.00	N/R (7)	1,603,635
849	Westown Metropolitan District, In the City of Arvada, Jefferson County, Colorado, General Obligation Limited Tax Convertible to Unlimited Tax Bonds, Series 2017B, 7.375%, 12/15/47 (Pre-refunded 12/15/22)	12/22 at 103.00	N/R (7)	968,930
1,965	Westview Metropolitan District, Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2019A, 5.125%, 12/01/49	6/24 at 103.00	N/R	2,097,028
313	Westview Metropolitan District, Weld County, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2019B, 7.750%, 12/15/49	6/24 at 103.00	N/R	332,450
	Whispering Pines Metropolitan District No1, In the City of Aurora, Colorado, Limited Tax Convertible to Unlimited Tax, General Obligation Refunding and Improvement Bonds, Series 2017A:
1,000	5.000%, 12/01/37	12/22 at 103.00	N/R	1,055,750
2,544	5.000%, 12/01/47	12/22 at 103.00	N/R	2,672,548
1,948	Whispering Pines Metropolitan District No1, In the City of Aurora, Colorado, Limited Tax Convertible to Unlimited Tax, General Obligation Refunding and Improvement Bonds, Series 2017B, 7.375%, 12/15/47	12/22 at 103.00	N/R	2,041,699
2,780	White Buffalo Metropolitan District 3, Adams County, Colorado, Limited Tax General Obligation bonds, Convertible to Unlimited Tax Bonds, Series 2020, 5.500%, 12/01/50	6/25 at 103.00	N/R	3,022,221
595	Wild Plum Metropolitan District, Columbine Valley, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Series 2019A, 5.000%, 12/01/49	12/24 at 103.00	N/R	642,898
6,500	Wildwing Metropolitan District 5, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018A, 5.375%, 12/01/48	12/23 at 103.00	N/R	6,954,675
1,707	Wildwing Metropolitan District 5, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2018B, 7.625%, 12/15/48	12/23 at 103.00	N/R	1,814,507
1,460	Willow Bend Metropolitan District, City of Thornton, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.000%, 12/01/49	9/24 at 103.00	N/R	1,561,733
756	Willow Bend Metropolitan District, City of Thornton, Adams County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B, 7.625%, 12/15/49	9/24 at 103.00	N/R	801,685
3,700	Willow Springs Ranch Metropolitan District, Monument, El Paso County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.000%, 12/01/49	12/24 at 103.00	N/R	3,952,488
650	Willow Springs Ranch Metropolitan District, Monument, El Paso County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B, 7.750%, 12/15/49	12/24 at 103.00	N/R	684,983
3,265	Windshire Park Metropolitan District 2, Windsor, Weld County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2017A, 6.500%, 12/01/47	12/27 at 103.00	N/R	3,699,408
1,635	Windshire Park Metropolitan District 2, Windsor, Weld County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2017B, 7.750%, 12/15/47	12/27 at 103.00	N/R	1,783,752

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Colorado (continued)
	Windsor Highlands Metropolitan District 9, Windsor, Larimer County, Colorado, Limited Tax Supported Revenue Bonds, Series 2019:
$ 3,300	5.000%, 12/01/39	9/24 at 103.00	N/R	3,544,695
9,315	5.000%, 12/01/49	9/24 at 103.00	N/R	9,920,475
1,500	Woodmen Heights Metropolitan District 2, El Paso County, Colorado, General Obligation Limited Tax Bonds, Refunding Subordinate Series 2020B-2, 7.500%, 12/15/40	12/25 at 103.00	N/R	1,584,195
2,200	Yarrow Gardens Metropolitan District, In the City of Wheat Ridge, Jefferson County, Colorado, General Obligation Limited Tax Convertible to Unlimited Tax Bonds, Series 2018A, 5.875%, 12/01/48	12/23 at 103.00	N/R	2,361,348
292	Yarrow Gardens Metropolitan District, In the City of Wheat Ridge, Jefferson County, Colorado, General Obligation Subordinate General Obligation Limited Tax Bonds, Series 2018B, 8.125%, 12/15/48, 144A	12/23 at 103.00	N/R	309,111
1,245	York Street Metropolitan District, Thornton, Adams County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2017A, 6.250%, 12/01/47 (Pre-refunded 12/01/21)	12/21 at 103.00	N/R (7)	1,330,307
473	York Street Metropolitan District, Thornton, Adams County, Colorado, General Obligation Bonds, Subordinate Limited Tax Series 2017B, 8.250%, 12/15/47 (Pre-refunded 12/15/21)	12/21 at 103.00	N/R (7)	512,756
1,861,388	Total Colorado			1,867,601,863
	Connecticut – 0.2%
7,050	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc, Series 2004, 7.950%, 4/01/26 (AMT)	5/21 at 100.00	Caa3	6,642,087
10,450	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2020T, 4.000%, 7/01/55	7/30 at 100.00	A-	11,881,963
5,335	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity Health Credit Group, Series 2016CT, 5.000%, 12/01/45 (UB) (5)	6/26 at 100.00	AA-	6,331,951
3,380	Connecticut State, General Obligation Bonds, Series 2020C, 3.000%, 6/01/40 (UB) (5)	6/30 at 100.00	A	3,616,837
3,500	Great Pond Improvement District, Connecticut, Special Obligaiton Revenue Bonds, Great Pond Phase 1 Project, Series 20019, 4.750%, 10/01/48, 144A	10/26 at 102.00	N/R	3,613,470
174,568	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Series 2013A, 0.070%, 7/01/31 (cash 4.000%, PIK 2.050%) (4)	No Opt. Call	N/R	11,346,947
4,438	Mohegan Tribe of Indians of Connecticut, Gaming Authority Priority Distribution Payment Public Improvement Bonds, Series 2015A, 6.750%, 2/01/45, 144A	2/23 at 100.00	B	4,582,108
208,721	Total Connecticut			48,015,363
	Delaware – 0.1%
1,100	Delaware Economic Development Authority, Revenue Bonds, ASPIRA of Delaware Charter Operations, Inc Project, Series 2016A, 5.000%, 6/01/51	6/26 at 100.00	BB	1,172,886
	Delaware Economic Development Authority, Revenue Bonds, Odyssey Charter School Inc Project, Series 2015A:
4,890	6.750%, 9/01/35 , 144A	3/25 at 100.00	N/R	5,497,534
7,500	7.000%, 9/01/45 , 144A	3/25 at 100.00	N/R	8,389,050

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Delaware (continued)
	Kent County, Delaware, Student Housing & Dining Facility Revenue Bonds, Collegiate Housing Foundation - Dover LLC Delaware State University Project, Series 2018A:
$ 1,100	5.000%, 7/01/40	1/28 at 100.00	BB-	1,212,101
1,450	5.000%, 7/01/48	1/28 at 100.00	BB-	1,578,571
6,132	Millsboro, Delaware, Special Obligation Bonds, Plantation Lakes Special Development District, Series 2018, 5.250%, 7/01/48, 144A	7/28 at 100.00	N/R	6,597,235
1,340	Wilmington, Delaware, Multifamily Rental Housing Revenue Bonds, Lincoln Towers Associates, LLC Project, Series 2011A and Series 2011B, 8.250%, 7/15/48	7/21 at 100.00	N/R	1,350,747
23,512	Total Delaware			25,798,124
	District of Columbia – 0.6%
2,770	District of Columbia Revenue Bonds, Rocketship Education DC Public Charter School Inc, Obligated Group -Issue 2, Series 2021A, 5.000%, 6/01/61, 144A	6/29 at 100.00	N/R	3,108,187
2,630	District of Columbia Student Dormitory Revenue Bonds, Provident Group - Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/35	10/22 at 100.00	BB-	2,632,209
314,990	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 0.000%, 6/15/46	5/21 at 21.31	N/R	66,954,274
	District of Columbia, Hospital Revenue Bonds, Children's Hospital Obligated Group, Refunding Series 2015:
5,000	5.000%, 7/15/40 (UB) (5)	1/26 at 100.00	A1	5,739,750
10,000	5.000%, 7/15/44 (UB) (5)	1/26 at 100.00	A1	11,409,100
	District of Columbia, Revenue Bonds, Ingleside at Rock Creek Project, Series 2017A:
580	5.000%, 7/01/32	7/24 at 103.00	N/R	618,599
800	5.000%, 7/01/37	7/24 at 103.00	N/R	847,152
3,100	5.000%, 7/01/52	7/24 at 103.00	N/R	3,210,050
20,000	District of Columbia, Revenue Bonds, Saint Paul on Fouth Street, Inc, Series 2019A, 5.250%, 5/15/55, 144A	5/30 at 100.00	N/R	19,594,400
565	District of Columbia, Revenue Bonds, Saint Paul on Fouth Street, Inc, Taxable Series 2019B, 7.000%, 5/15/24, 144A	No Opt. Call	N/R	563,565
360,435	Total District of Columbia			114,677,286
	Florida – 13.6%
1,495	AH at Turnpike South Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Phase One Project, Series 2015, 6.250%, 11/01/46	11/39 at 100.00	N/R	1,867,016
	Alachua County Health Facilities Authority, Florida, Continuing Care Retirement Community Revenue Bonds, Oak Hammock Project, Series 2012A:
2,500	8.000%, 10/01/42	10/22 at 102.00	N/R	2,712,350
2,500	8.000%, 10/01/46	10/22 at 102.00	N/R	2,708,525
	Alachua County Health Facilities Authority, Florida, Health Facilties Revenue Bonds, Terraces at Bonita Springs Project, Series 2011A:
10,380	8.000%, 11/15/31	11/21 at 100.00	N/R	10,410,310
12,700	8.125%, 11/15/41	11/21 at 100.00	N/R	12,709,652
7,500	8.125%, 11/15/46	11/21 at 100.00	N/R	7,504,425
2,600	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2006A, 5.375%, 5/01/37	5/21 at 100.00	N/R	2,624,596

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
	Amelia Walk Community Development District, Florida, Special Assessment Bonds, Area 3-B Series 2018A:
$ 2,530	5.250%, 11/01/39 , 144A	11/29 at 100.00	N/R	2,842,253
4,220	5.375%, 11/01/49 , 144A	11/29 at 100.00	N/R	4,766,279
1,600	Arborwood Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2018A-2, 5.000%, 5/01/36	5/28 at 100.00	N/R	1,755,888
	Armstrong Community Development District, Clay County, Florida, Special Assessment Revenue Bonds, Series 2017A:
415	5.000%, 11/01/34 , 144A	11/27 at 100.00	N/R	458,783
1,000	5.125%, 11/01/48 , 144A	11/27 at 100.00	N/R	1,095,410
745	Avalon Groves Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2017, 5.750%, 5/01/48	5/31 at 100.00	N/R	873,788
2,000	Avalon Groves Community Development District, Florida, Special Assessment Bonds, Area 2 Project, Series 2017A-1, 6.000%, 5/01/48	5/31 at 100.00	N/R	2,390,260
1,000	Avalon Groves Community Development District, Florida, Special Assessment Bonds, Area 3 Project, Series 2021, 4.000%, 5/01/51	5/32 at 100.00	N/R	1,021,550
1,000	Avalon Park West Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, 2020 Project Area, Refunding Series 2020, 4.000%, 5/01/51	5/30 at 100.00	N/R	1,032,230
3,000	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Ave Maria National Project, Series 2021, 4.000%, 5/01/51	5/31 at 100.00	N/R	3,047,241
3,235	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Maple Ridge Phase 2 Project, Series 2016, 5.250%, 5/01/47	5/26 at 100.00	N/R	3,626,661
	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Maple Ridge Phase 3 Project, Series 2018:
1,145	5.300%, 5/01/39	5/29 at 100.00	N/R	1,292,487
1,940	5.375%, 5/01/49	5/29 at 100.00	N/R	2,178,504
	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Maple Ridge Phase 4 Project, Series 2020:
910	4.300%, 5/01/42 , 144A	5/30 at 100.00	N/R	959,622
1,655	4.450%, 5/01/52 , 144A	5/30 at 100.00	N/R	1,744,651
22,230	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series 2012, 6.700%, 5/01/42	5/22 at 100.00	N/R	23,131,426
3,485	Aventura Isles Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2013, 6.000%, 11/01/43	11/24 at 100.00	N/R	3,846,778
	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Assessment Area 2B, Series 2018:
570	5.000%, 11/01/39 , 144A	11/29 at 100.00	N/R	646,272
935	5.000%, 11/01/49 , 144A	11/29 at 100.00	N/R	1,042,413
	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Assessment Area 3A, Series 2018:
3,340	5.000%, 11/01/39 , 144A	11/29 at 100.00	N/R	3,786,057
5,470	5.125%, 11/01/49 , 144A	11/29 at 100.00	N/R	6,148,991
1,460	5.125%, 11/01/51 , 144A	11/29 at 100.00	N/R	1,637,916

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Assessment Area 4, Series 2018:
$ 480	5.000%, 11/01/39 , 144A	11/29 at 100.00	N/R	544,104
820	5.125%, 11/01/49 , 144A	11/29 at 100.00	N/R	921,787
2,590	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Series 2015, 5.250%, 11/01/46	11/25 at 100.00	N/R	2,784,431
1,675	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Series 2018, 5.000%, 11/01/48, 144A	11/28 at 100.00	N/R	1,847,810
1,990	Ballentrae Hillsborough Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2014, 5.500%, 11/01/44	11/25 at 100.00	N/R	2,140,444
4,405	Bannon Lakes Community Development District, Saint Johns County, Florida, Special Assessment Revenue Bonds, Series 2016, 5.000%, 11/01/48	11/28 at 100.00	N/R	4,902,280
2,000	Banyan Cay Community Development District, West Palm Beach, Florida, Special Assessment Bonds, 2020-1, 4.000%, 11/01/51	11/30 at 100.00	N/R	2,022,184
925	Bartram Park Community Development District, Florida, Special Assessment Bonds, Refunding Subordinate Lien Series 2015A-2, 5.000%, 5/01/35	5/25 at 100.00	N/R	991,045
3,355	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-1, 5.875%, 5/01/37	5/22 at 100.00	N/R	3,446,625
4,145	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-3, 5.875%, 5/01/37	5/22 at 100.00	N/R	4,258,200
3,030	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-5, 5.800%, 5/01/37	5/22 at 100.00	N/R	3,107,174
	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc Project, Series 2013A:
2,495	5.000%, 9/01/43	9/23 at 100.00	BBB	2,627,684
1,035	5.000%, 9/01/45	9/23 at 100.00	BBB	1,088,530
4,050	5.000%, 9/01/48	9/23 at 100.00	BBB	4,258,251
	Beach Road Golf Estates Community Development District, Bonita Springs, Florida, Special Assessment Bonds Series 2015:
80	5.000%, 11/01/36	11/25 at 100.00	N/R	85,131
8,380	5.000%, 11/01/46	11/25 at 100.00	N/R	8,852,213
115	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Subordinate Lien Series 2007B, 6.200%, 5/01/38	5/21 at 100.00	N/R	115,187
	Beaumont Communit Development District 1, City of Wildwood, Florida, Special Assessment Bonds, Series 2019 A-1:
1,780	5.500%, 11/01/39 , 144A	11/29 at 100.00	N/R	2,013,305
2,060	5.625%, 11/01/49 , 144A	11/29 at 100.00	N/R	2,332,971
2,450	Beaumont Communit Development District 1, City of Wildwood, Florida, Special Assessment Bonds, Series 2019 A-2, 5.625%, 11/01/32, 144A	No Opt. Call	N/R	2,792,093
3,840	Beaumont Communit Development District 2, City of Wildwood, Florida, Special Assessment Bonds, Series 2019, 6.375%, 11/01/49, 144A	11/29 at 100.00	N/R	4,200,077
2,985	Bellagio Community Development District, Hialeah, Florida, Special Assessment Bonds, Series 2013, 6.500%, 11/01/43	11/28 at 100.00	BBB	3,771,965

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,000	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Phase 1 Project, Series 2013A, 6.500%, 11/01/43	11/33 at 100.00	N/R	1,261,340
	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A:
725	5.375%, 11/01/36	11/27 at 100.00	N/R	808,817
1,050	5.500%, 11/01/46	11/27 at 100.00	N/R	1,165,815
2,000	Berry Bay Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Assessment Area 1, Series 2021, 4.000%, 5/01/51	5/31 at 100.00	N/R	2,041,576
3,200	Bexley Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Series 2016, 4.875%, 5/01/47	5/26 at 100.00	N/R	3,375,360
1,365	Boggy Branch Community Development District, Jacksonville, Florida, Special Assessment Revenue Bonds, Phase 1 Series 2021, 4.000%, 5/01/51	5/31 at 100.00	N/R	1,396,832
29,200	Boggy Creek Improvement District, Orlando, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 5.125%, 5/01/43	5/23 at 100.00	N/R	30,725,700
	Boyette Park Community Development District, Florida, Special Assessment Bonds, Series 2018:
1,795	5.000%, 5/01/38 , 144A	5/28 at 100.00	N/R	1,930,558
2,990	5.125%, 5/01/48 , 144A	5/28 at 100.00	N/R	3,215,326
2,170	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/21 at 100.00	N/R	2,171,476
7,500	Broward County, Florida, Airport System Revenue Bonds, Series 2019A, 4.000%, 10/01/49 (AMT) (UB) (5)	10/29 at 100.00	A	8,306,400
25,000	Broward County, Florida, Port Facilities Revenue Bonds, Series 2019B, 4.000%, 9/01/49 (AMT) (UB) (5)	9/29 at 100.00	A	27,706,250
	Bullfrog Creek Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2017:
1,320	5.125%, 11/01/38	11/27 at 100.00	N/R	1,436,028
1,910	5.250%, 11/01/47	11/27 at 100.00	N/R	2,075,463
6,830	Cape Coral Health Facilities Authority, Florida, Senior Housing Revenue Bonds, Gulf Care Inc Project, Series 2015, 5.875%, 7/01/40, 144A	7/25 at 100.00	N/R	7,217,876
2,000	Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, South Tech Schools Project, Series 2020A, 5.000%, 6/15/55, 144A	6/27 at 100.00	N/R	2,103,040
12,840	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, LLT Academy South Bay Project, Series 2020A, 6.000%, 6/15/55, 144A	6/25 at 105.00	N/R	13,688,339
370	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, LLT Academy South Bay Project, Taxable Series 2020B, 7.000%, 6/15/25, 144A	No Opt. Call	N/R	371,621
3,625	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, Pepin Academies Inc, Series 2020A, 5.750%, 7/01/55	7/26 at 104.00	N/R	3,893,250
	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, Pineapple Cove Classical Academy, Series 2019A:
750	5.125%, 7/01/39 , 144A	1/29 at 100.00	N/R	832,493
10,455	5.250%, 7/01/49 , 144A	1/29 at 100.00	N/R	11,499,350
1,000	5.375%, 7/01/54 , 144A	1/29 at 100.00	N/R	1,104,680

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, The Florida Charter Educational Foundation, Inc Projects, Series 2018A:
$ 1,000	5.375%, 6/15/38 , 144A	6/28 at 100.00	N/R	1,114,250
1,970	5.375%, 6/15/48 , 144A	6/28 at 100.00	N/R	2,162,292
2,290	Capital Trust Agency, Florida, Multifamily Housing Revenue Bonds, Coral Gardens Apartments Project, Series 2018A, 4.850%, 1/01/54	1/23 at 105.00	CCC	1,611,748
	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc, Series 2018:
730	6.100%, 8/15/38 , 144A	8/28 at 100.00	N/R	794,342
4,030	6.200%, 8/15/48 , 144A	8/28 at 100.00	N/R	4,334,708
3,955	6.375%, 8/15/53 , 144A	8/28 at 100.00	N/R	4,283,621
	Capital Trust Agency, Florida, Revenue Bonds, Odyssey Charter School Project, Series 2017A:
3,490	5.375%, 7/01/37 , 144A	7/27 at 100.00	Ba1	3,909,742
4,820	5.500%, 7/01/47 , 144A	7/27 at 100.00	Ba1	5,347,260
58,630	Capital Trust Agency, Florida, Revenue Bonds, Provision CARES Proton Therapy Center, Orlando Project, Series 2018, 7.500%, 6/01/48, 144A (4), (8)	6/28 at 100.00	N/R	22,279,400
10,470	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2017A, 5.250%, 6/15/47, 144A	6/27 at 100.00	N/R	11,489,883
	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2019A:
1,000	5.000%, 6/15/39 , 144A	6/26 at 100.00	N/R	1,084,470
5,425	5.000%, 6/15/49 , 144A	6/26 at 100.00	N/R	5,818,258
1,235	Capital Trust Agency, Florida, Revenue Bonds, St Johns Classical Academy, Refunding Series 2021A, 4.000%, 6/15/56, 144A	6/30 at 100.00	N/R	1,229,158
5,750	Capital Trust Agency, Florida, Revenue Bonds, Tuscan Gardens of Palm Coast Project, Series 2017A, 7.000%, 10/01/49, 144A	4/24 at 103.00	N/R	2,875,000
	Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series 2017A:
1,090	5.000%, 10/15/47 , 144A	10/27 at 100.00	Ba2	1,168,883
895	5.000%, 10/15/52 , 144A	10/27 at 100.00	Ba2	957,095
1,345	Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series 2019A, 5.000%, 10/15/54, 144A	10/27 at 100.00	Ba2	1,436,716
2,750	Capital Trust Agency, Florida, Revenue Bonds, Wonderful Foundations Charter School Portfolio Projects, Series 2020A-1, 5.000%, 1/01/55, 144A	7/30 at 100.00	N/R	3,028,795
	Capital Trust Agency, Florida, Senior Living Facilities Revenue Bonds, Elim Senior Housing, Inc Project, Series 2017:
1,860	5.375%, 8/01/32 , 144A	8/24 at 103.00	N/R	1,696,711
2,735	5.625%, 8/01/37 , 144A	8/24 at 103.00	N/R	2,438,061
11,680	5.875%, 8/01/52 , 144A	8/24 at 103.00	N/R	9,902,771
	Carlton Lakes Community Developement District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2015:
775	5.625%, 11/01/36	11/26 at 100.00	N/R	846,680
1,855	5.750%, 11/01/47	11/26 at 100.00	N/R	2,033,748

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
	Carlton Lakes Community Developement District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2018:
$ 625	5.125%, 5/01/38	5/28 at 100.00	N/R	674,031
1,235	5.250%, 5/01/49	5/28 at 100.00	N/R	1,329,885
2,470	Cascades at Groveland Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.300%, 5/01/36	5/21 at 100.00	N/R	2,472,396
	Celebration Pointe Community Development District 1, Alachua County, Florida, Special Assessment Revenue Bonds, Series 2014:
3,770	5.000%, 5/01/34	5/24 at 100.00	N/R	3,962,006
9,320	5.125%, 5/01/45	5/24 at 100.00	N/R	9,721,319
	Celebration Pointe Community Development District 1, Alachua County, Florida, Special Assessment Revenue Bonds, Series 2017:
1,595	5.000%, 5/01/32 , 144A	5/27 at 100.00	N/R	1,753,176
3,800	5.000%, 5/01/48 , 144A	5/27 at 100.00	N/R	4,046,430
1,590	Chaparral of Palm Bay Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area One Project, Series 2020A-2, 4.000%, 5/01/31	No Opt. Call	N/R	1,665,207
4,000	Charlotte County Industrial Development Authority, Florida, Utility System Revenue Bonds, Town & Country Utilities Project, Series 2015, 5.500%, 10/01/36, 144A (AMT)	10/25 at 100.00	N/R	4,381,080
1,000	Coco Palms Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Expansion Area Project, Series 2019, 5.000%, 6/15/49, 144A	6/29 at 100.00	N/R	1,106,920
2,830	Coconut Cay Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.375%, 5/01/36	5/21 at 100.00	N/R	2,834,273
	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria University, Refunding Series 2013A:
500	5.250%, 6/01/28	6/23 at 100.00	BBB-	532,680
2,130	5.625%, 6/01/33	6/23 at 100.00	BBB-	2,271,986
	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, Series 2014A:
8,000	7.750%, 5/15/35 , 144A (4)	5/24 at 100.00	N/R	6,190,000
5,000	8.000%, 5/15/37 , 144A (4)	5/24 at 100.00	N/R	3,868,750
1,000	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, Series 2015A, 6.500%, 5/15/49, 144A (4)	5/25 at 100.00	N/R	773,750
	Collier County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, Gulf Coast Charter Academy South Project, Series 2017A:
1,360	5.000%, 12/01/37 , 144A	12/27 at 100.00	N/R	1,462,558
2,205	5.000%, 12/01/47 , 144A	12/27 at 100.00	N/R	2,328,656
1,000	Copper Creek Community Development District, Port Saint Lucie, Florida, Special Assessment Bonds, Series 2019, 5.000%, 11/01/49, 144A	11/31 at 100.00	N/R	1,121,230
2,410	Copper Oaks Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.450%, 5/01/35	5/21 at 100.00	N/R	2,443,981
1,670	Cordoba Ranch Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2006, 5.550%, 5/01/37	5/21 at 100.00	N/R	1,670,317

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
	Corkscrew Farms Community Development District, Lee County, Florida, Special Assessment Bonds, Area Two Project, Series 2017:
$ 2,260	5.000%, 11/01/38 , 144A	11/32 at 100.00	N/R	2,550,365
4,590	5.125%, 11/01/50 , 144A	11/32 at 100.00	N/R	5,113,030
	Creek Preserve Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2019:
2,500	4.700%, 11/01/39 , 144A	11/29 at 100.00	N/R	2,734,250
4,010	4.750%, 11/01/49 , 144A	11/29 at 100.00	N/R	4,346,439
	Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-1:
765	5.250%, 11/01/37	11/28 at 100.00	N/R	857,795
1,955	5.600%, 11/01/46	11/28 at 100.00	N/R	2,209,502
	Cross Creek North Community Development District, Clay County, Florida, Special Assessment Bonds, Series 2018:
2,335	5.250%, 11/01/39 , 144A	11/29 at 100.00	N/R	2,644,201
3,420	5.375%, 11/01/50 , 144A	11/29 at 100.00	N/R	3,830,468
2,530	Crossings at Fleming Island Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2014A-2, 7.000%, 5/01/30	5/24 at 100.00	N/R	2,726,075
2,255	Crossings at Fleming Island Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2014A-3, 6.500%, 5/01/44	5/24 at 100.00	N/R	2,390,255
6,485	Currents Community Development District, Collier County, Florida, Capital Improvement Revenue Bonds, Series 2020B, 4.250%, 5/01/41, 144A	No Opt. Call	N/R	6,901,726
2,625	Cypress Bluff Community Development District, Florida, Special Assessment Bonds, Series 2019, 5.100%, 5/01/48	5/29 at 100.00	N/R	2,910,259
120	Cypress Creek Community Development District, Hillborough County, Florida, Capital Improvement Bonds, Subordinate Lien, Series 2017A, 6.000%, 5/01/45	5/32 at 100.00	N/R	132,505
605	Cypress Park Estates Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area 2 Project, Series 2020, 4.125%, 5/01/51, 144A	5/32 at 100.00	N/R	625,928
1,000	DG Farms Community Development District, Florida,Capital Improvement Revenue Bonds, Series 2020, 4.000%, 5/01/51	5/30 at 100.00	N/R	1,005,275
	Downden West Community Development District, Florida, Revenue Bonds Series 2018:
1,000	5.400%, 5/01/39 , 144A	5/29 at 100.00	N/R	1,144,670
3,205	5.550%, 5/01/49 , 144A	5/29 at 100.00	N/R	3,646,553
	Downtown Doral Community Development District, Florida, Special Assessment Bonds, Assessment Area One, Series 2018A:
4,000	5.000%, 5/01/38 , 144A	5/28 at 100.00	N/R	4,438,200
8,090	5.100%, 5/01/48 , 144A	5/28 at 100.00	N/R	8,899,809
	Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015:
935	5.300%, 5/01/36	5/26 at 100.00	N/R	1,000,899
1,430	5.500%, 5/01/45	5/26 at 100.00	N/R	1,539,524
1,955	5.500%, 5/01/46	5/26 at 100.00	N/R	2,103,775
1,000	DW Bayview Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, Series 2021, 4.000%, 5/01/51, 144A	5/32 at 100.00	N/R	1,023,372

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,165	Eagle Pointe Community Development District, Manatee County, Florida, Special Assessment Bonds, 2020 Project Assessment Area Series 2020, 4.125%, 5/01/40, 144A	5/30 at 100.00	N/R	1,236,368
8,825	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2015, 4.750%, 5/01/36	5/22 at 100.00	N/R	9,005,471
2,205	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2013, 5.000%, 11/01/33	5/23 at 100.00	N/R	2,301,381
1,000	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2019, 5.000%, 11/01/49	11/29 at 100.00	N/R	1,101,670
	East Nassau Stewardship District, Florida, Special Assessment Revenue Bonds, Series 2018:
1,635	5.125%, 5/01/39	5/29 at 100.00	N/R	1,844,901
2,750	5.250%, 5/01/49	5/29 at 100.00	N/R	3,073,482
1,500	Edgewater East Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Assessment Area 1 Series 2021, 4.000%, 5/01/51	5/31 at 100.00	N/R	1,532,447
	Epperson North Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1, Series 2018A-1:
1,790	5.500%, 11/01/39 , 144A	11/29 at 100.00	N/R	2,063,118
6,405	5.750%, 11/01/49 , 144A	11/29 at 100.00	N/R	7,387,079
3,080	Epperson North Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1, Series 2018A-2, 5.600%, 11/01/29, 144A	No Opt. Call	N/R	3,504,948
1,000	Epperson North Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2, Series 2021, 3.500%, 5/01/41	5/31 at 100.00	N/R	992,847
4,000	Epperson Ranch Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2017A-1, 5.375%, 11/01/48	11/27 at 100.00	N/R	4,317,360
340	Epperson Ranch Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2017A-2, 5.250%, 11/01/29	No Opt. Call	N/R	341,241
	Epperson Ranch II Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2018A-1:
2,185	5.500%, 11/01/29 , 144A	No Opt. Call	N/R	2,444,534
1,000	5.500%, 5/01/39 , 144A	5/29 at 100.00	N/R	1,124,910
2,000	5.625%, 5/01/49 , 144A	5/29 at 100.00	N/R	2,242,160
	Escambia County Health Facilities Authority, Florida, Health Care Facilities Revenue Bonds, Baptist Health Care Corporation Obligated, Series 2020A:
45,230	3.000%, 8/15/50 – AGM Insured (UB) (5)	2/30 at 100.00	BBB	46,354,870
7,275	4.000%, 8/15/50 – AGM Insured (UB) (5)	2/30 at 100.00	A2	8,228,389
1,890	ESCROW MCLEOD USA, 8.250%, 5/04/26 (4)	No Opt. Call	N/R	37,800
4,295	Estancia at Wiregrass Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2013, 7.000%, 11/01/45	5/27 at 100.00	N/R	5,157,565
	Evergreen Community Development District, Florida, Special Assessment Bonds, Series 2019:
1,245	5.000%, 11/01/39 , 144A	11/29 at 100.00	N/R	1,378,227
2,410	5.125%, 11/01/49 , 144A	11/29 at 100.00	N/R	2,652,807
500	Finley Woods Community Development District, Florida, Capital Improvement Bonds, Series 2020, 4.200%, 5/01/50	5/30 at 100.00	N/R	523,815

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A:
$ 4,065	7.625%, 12/15/31 (Pre-refunded 12/15/21)	12/21 at 100.00	N/R (7)	4,317,274
13,615	7.750%, 6/15/42 (Pre-refunded 12/15/21)	12/21 at 100.00	N/R (7)	14,471,792
1,425	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Charter School, Series 2019A, 6.125%, 6/15/46, 144A	6/26 at 100.00	N/R	1,534,497
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2017A:
765	6.000%, 6/15/37 , 144A	6/26 at 100.00	N/R	820,126
1,510	6.125%, 6/15/46 , 144A	6/26 at 100.00	N/R	1,608,739
830	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2018A, 6.125%, 6/15/46, 144A	6/26 at 100.00	N/R	884,274
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Discovery High School Project, Series 2020A:
3,000	5.000%, 6/01/40 , 144A	6/29 at 100.00	N/R	3,276,660
2,500	5.000%, 6/01/55 , 144A	6/29 at 100.00	N/R	2,692,200
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2014A:
6,025	6.250%, 7/01/34	7/24 at 100.00	N/R	6,491,395
9,780	6.500%, 7/01/44	7/24 at 100.00	N/R	10,499,710
3,935	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2017A, 5.750%, 7/01/44, 144A	7/27 at 100.00	N/R	4,204,429
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Upper School Project, Series 2017C:
9,160	5.650%, 7/01/37 , 144A	7/27 at 101.00	N/R	10,167,966
12,575	5.750%, 7/01/47 , 144A	7/27 at 101.00	N/R	13,788,110
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter Foundation Inc Projects, Series 2016A:
6,405	4.750%, 7/15/36 , 144A	7/26 at 100.00	N/R	6,854,375
8,210	6.375%, 6/15/46 , 144A	6/26 at 100.00	N/R	9,469,086
7,735	5.000%, 7/15/46 , 144A	7/26 at 100.00	N/R	8,291,224
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Miami Arts Charter School Projects, Series 2014:
1,250	5.875%, 6/15/34 , 144A	6/24 at 100.00	N/R	1,180,800
6,275	6.000%, 6/15/44 , 144A	6/24 at 100.00	N/R	5,672,286
4,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Pepin Academies of Pasco County Inc, Series 2020A, 5.000%, 1/01/50, 144A	1/27 at 100.00	N/R	4,194,680
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A:
355	6.000%, 6/15/35 , 144A	6/25 at 100.00	N/R	402,048
8,500	6.125%, 6/15/46 , 144A	6/25 at 100.00	N/R	9,529,435

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
$ 5,275	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2011A, 7.500%, 6/15/33 (Pre-refunded 6/15/21)	6/21 at 100.00	N/R (7)	5,350,749
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2012A:
3,500	6.000%, 6/15/32 , 144A	6/22 at 100.00	N/R	3,632,160
15,070	6.125%, 6/15/43 , 144A	6/22 at 100.00	N/R	15,568,968
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2013A:
18,525	8.000%, 12/15/35	6/23 at 100.00	N/R	20,690,572
4,000	8.500%, 6/15/44	6/23 at 100.00	N/R	4,478,200
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2014A:
2,110	6.000%, 6/15/34	6/24 at 100.00	N/R	2,304,036
6,115	6.125%, 6/15/44	6/24 at 100.00	N/R	6,632,390
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2020C:
555	5.000%, 9/15/40 , 144A	9/27 at 100.00	N/R	613,769
1,305	5.000%, 9/15/50 , 144A	9/27 at 100.00	N/R	1,424,890
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Social Bonds-Unlocking Children 's Potential Charter Schools Project, Series 2020A:
850	5.000%, 6/01/40	6/28 at 100.00	N/R	914,439
1,950	5.000%, 6/01/50	6/28 at 100.00	N/R	2,071,446
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Southwest Charter Foundation Inc Projects, Series 2017A:
3,225	6.000%, 6/15/37 , 144A	6/27 at 100.00	N/R	3,456,716
6,215	6.125%, 6/15/47 , 144A	6/27 at 100.00	N/R	6,596,539
25,000	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Brightline Passenger Rail Project, Green Series 2019B, 7.375%, 1/01/49, 144A (AMT)	1/24 at 107.00	N/R	24,656,250
210,000	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Brightline Passenger Rail Project, Series 2019A-1, 7.375%, 1/01/49, 144A (AMT)	1/24 at 107.00	N/R	207,112,500
	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
130,740	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	5/21 at 104.00	N/R	127,474,115
456,840	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	5/21 at 104.00	N/R	441,193,686
14,500	Florida Development Finance Corporation, Student Housing Revenue Bonds, Midtown Campus Properties LLC Project, Series 2019, 7.000%, 12/01/48, 144A (4)	12/23 at 105.00	N/R	14,210,000
	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Jacksonville University Project, Series 2018A-1:
1,700	4.750%, 6/01/38 , 144A	6/28 at 100.00	N/R	1,981,826
4,200	5.000%, 6/01/48 , 144A	6/28 at 100.00	N/R	4,874,940

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
$ 6,535	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Rollins College Project, Refunding Series 2020A, 3.000%, 12/01/48 (UB) (5)	12/30 at 100.00	A2	6,757,713
3,980	Florida Housing Finance Corporation, Multifamily Mortgage Revenue Bonds, Crossroads Apartments, Series 2010A-2, 7.250%, 8/15/27	5/21 at 100.00	N/R	3,991,064
	Flow Way Community Development District, Collier County, Florida, Special Assessment Bonds, Phase 4 Project, Series 2015:
1,245	5.125%, 11/01/36	11/26 at 100.00	N/R	1,354,037
1,485	5.375%, 11/01/46	11/26 at 100.00	N/R	1,614,210
2,465	Flow Way Community Development District, Collier County, Florida, Special Assessment Bonds, Phase 5 Project, Series 2016, 5.000%, 11/01/46	11/26 at 100.00	N/R	2,638,092
4,250	Flow Way Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2013, 6.500%, 11/01/44	11/24 at 100.00	N/R	4,689,365
	Forest Brooke Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2017:
1,000	5.000%, 12/15/37	12/27 at 100.00	N/R	1,099,640
2,000	5.125%, 12/15/46	12/27 at 100.00	N/R	2,185,580
1,000	Forest Lake Community Development District, Polk County, Florida, Specia Assessment Bonds, Assessment Area One Project, Series 2020, 4.000%, 5/01/51, 144A	5/30 at 100.00	N/R	1,031,440
10,755	Fort Lauderdale, Florida, General Obligation Bonds, Parks & Recreation Projects, Series 2020A, 3.000%, 7/01/49 (UB) (5)	7/29 at 100.00	Aa1	11,510,754
	FRERC Community Development District, Ocoee, Florida, Special Assessment Bonds, Series 2020:
5,720	5.375%, 11/01/40	11/29 at 100.00	N/R	6,057,995
8,390	5.500%, 11/01/50	11/29 at 100.00	N/R	8,903,636
1,630	Gateway Services Community Development District, Fort Myers Lee County, Florida, Special Assessment Refunding Bonds, Series 2013, 5.750%, 5/01/33	5/23 at 100.00	N/R	1,732,494
20	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Doral Breeze Project Series 2012, 5.500%, 11/01/32	11/22 at 100.00	N/R	20,868
3,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, North Parcel Assessment Area Project, Improvement Series 2014A-1, 5.000%, 5/01/44	5/24 at 100.00	N/R	3,170,040
1,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, North Parcel Assessment Area, Refunding Series 2014A-2, 5.000%, 5/01/39	5/24 at 100.00	N/R	1,058,490
2,095	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 5.000%, 5/01/46	5/26 at 100.00	N/R	2,212,886
4,500	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Phase 1 Project, Series 2014A-1, 5.900%, 5/01/45	5/24 at 100.00	N/R	4,869,135
1,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Project, Refunding Series 2014A-2, 6.500%, 5/01/39	5/24 at 100.00	N/R	1,103,820

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
	Grand Oaks Community Development District, Saint Johns County, Florida, Special Assessment Bonds, Series 2019A:
$ 1,935	4.750%, 11/01/39	11/29 at 100.00	N/R	2,121,940
3,870	5.000%, 11/01/50	11/29 at 100.00	N/R	4,260,096
1,000	Grande Pines Community Development District, Florida, Special Assessment Revenue Bonds, Area 1 Series 2021, 4.000%, 5/01/51	5/31 at 100.00	N/R	1,004,098
16,490	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Series 2019A, 4.000%, 10/01/49 (AMT) (UB) (5)	10/29 at 100.00	A+	18,530,473
8,830	Greater Orlando Aviation Authority, Florida, Special Purpose Airport Facilities Revenue Bonds, JetBlue Airways Corporation, Series 2013, 5.000%, 11/15/36 (AMT)	5/23 at 100.00	N/R	9,285,451
1,495	Greeneway Improvement District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2013, 5.125%, 5/01/43	5/23 at 100.00	N/R	1,541,285
	Grove Resort Community Development District, Orange County, Florida, Special Assessment Revenue Bonds, Series 2017A:
1,285	5.000%, 11/01/28	No Opt. Call	N/R	1,365,004
10,100	5.875%, 11/01/47	11/32 at 100.00	N/R	11,715,192
2,920	Grove Resort Community Development District, Orange County, Florida, Special Assessment Revenue Bonds, Series 2017B, 6.000%, 11/01/29	No Opt. Call	N/R	3,208,876
2,400	Hacienda Lakes Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2016, 4.625%, 5/01/46	5/26 at 100.00	N/R	2,524,992
4,830	Harmony Community Development District, Florida, Capital Improvement Revenue Bonds, Special Assessment, Refunding Series 2014, 5.250%, 5/01/32	5/24 at 100.00	N/R	5,074,012
	Harmony West Community Development District, Osceloa County, Florida, Special Asssessment Revenue Bonds, Assessment Area One, Series 2018:
930	5.100%, 5/01/38 , 144A	5/32 at 100.00	N/R	1,071,509
1,870	5.250%, 5/01/49 , 144A	5/32 at 100.00	N/R	2,146,966
	Heights Community Development District, Florida, Tax Increment & Special Assessment Revenue Bonds, Series 2017:
2,620	5.000%, 1/01/38	1/27 at 100.00	N/R	2,839,582
6,550	5.000%, 1/01/50	1/27 at 100.00	N/R	7,000,247
3,900	Heights Community Development District, Florida, Tax Increment & Special Assessment Revenue Bonds, Series 2018, 5.125%, 1/01/50	1/29 at 100.00	N/R	4,282,044
760	Hemingway Point Community Development District, Florida, Special Assessment Bonds, Phase Two Project, Series 2014, 5.000%, 11/01/34	11/24 at 100.00	N/R	793,569
400	Heritage Harbour North Community Development District, Florida, Capital Improvement Revenue Bond, Refunding Series 2017A-1, 5.250%, 5/01/38	5/27 at 100.00	N/R	438,544
680	Heron Isles Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2017A-2, 5.000%, 5/01/36, 144A	5/27 at 100.00	N/R	757,608
1,755	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Four, Series 2019A-2, 5.375%, 11/01/29, 144A	No Opt. Call	N/R	1,932,887
925	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Three, Series 2019A-2, 5.375%, 11/01/29, 144A	No Opt. Call	N/R	1,018,758
4,500	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area One, Series 2016A-1, 6.250%, 11/01/47	11/36 at 100.00	N/R	5,737,545

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Three, Series 2019A-1:
$ 810	5.250%, 11/01/39 , 144A	11/29 at 100.00	N/R	906,252
2,185	5.375%, 11/01/49 , 144A	11/29 at 100.00	N/R	2,414,491
590	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Two, Series 2016A-2, 6.250%, 11/01/29	No Opt. Call	N/R	716,986
	Hidden Creek North Community Development District, Florida, Special Assessment Bonds, 2019 Project, Series 2019A-1:
2,580	4.500%, 11/01/29	No Opt. Call	N/R	2,755,775
1,955	4.250%, 11/01/40	11/29 at 100.00	N/R	2,057,911
3,000	4.500%, 11/01/50	11/29 at 100.00	N/R	3,171,480
490	Highland Meadows Community Development District, Davenport, Florida, Special Assessment Revenue Bonds, Series 2006A, 5.500%, 5/01/36	5/21 at 100.00	N/R	490,328
1,025	Highland Meadows II Community Development District, Davenport, Polk County, Florida, Special Assessment Revenue Bonds, Area 4B/C Project, Series 2017, 5.000%, 11/01/48	11/27 at 100.00	N/R	1,115,190
	Highland Meadows II Community Development District, Davenport, Polk County, Florida, Special Assessment Revenue Bonds, Area 5 Project, Series 2017:
390	5.375%, 11/01/37	11/27 at 100.00	N/R	434,019
790	5.500%, 11/01/47	11/27 at 100.00	N/R	871,884
325	Highland Meadows II Community Development District, Davenport, Polk County, Florida, Special Assessment Revenue Bonds, Area 6 Project, Series 2017, 5.500%, 11/01/47	11/27 at 100.00	N/R	358,686
2,045	Highland Meadows West Community Development District, Haines City, Florida, Special Assessment Bonds, Series 2019, 5.000%, 11/01/49, 144A	11/29 at 100.00	N/R	2,263,529
	Highlands Community Development District, Hillborough County, Florida, Special Assessment Bonds, Assessment Area 4 Project, Series 2018:
710	5.250%, 6/15/39 , 144A	12/29 at 100.00	N/R	779,509
1,205	5.375%, 6/15/49 , 144A	12/29 at 100.00	N/R	1,319,101
3,195	Hillsborough County Industrial Development Authority, Florida, Charter School Revenue Bonds, Terrace Community Middle School, Series 2007A, 5.125%, 5/15/37	5/21 at 100.00	BB	3,199,058
22,995	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Florida Health Sciences Center Inc D/B/A Tampa General Hospital, Series 2020A, 3.500%, 8/01/55 (UB) (5)	2/31 at 100.00	Baa1	24,221,553
	Holly Hill Road East Community Development District, Davenport, Florida, Special Assessment Revenue Bonds, Area 3 Project, Series 2020:
350	5.000%, 11/01/41	No Opt. Call	N/R	392,795
520	5.000%, 11/01/50	11/41 at 100.00	N/R	583,825
	Hunter's Ridge Community Development District 1, Flagler County, Florida, Special Assessment Bonds, Assessment Area 1, Series 2019:
460	5.000%, 11/01/39 , 144A	11/29 at 100.00	N/R	508,912
680	5.125%, 11/01/49 , 144A	11/29 at 100.00	N/R	747,878
	Isles of Bartram Park Community Development District, Saint Johns County, Florida, Special Assessment Bonds, Series 2015:
1,950	5.000%, 11/01/35	11/25 at 100.00	N/R	2,097,946
2,990	5.125%, 11/01/45	11/25 at 100.00	N/R	3,191,825

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
$ 990	Isles of Bartram Park Community Development District, Saint Johns County, Florida, Special Assessment Bonds, Series 2017, 5.000%, 11/01/47	11/27 at 100.00	N/R	1,071,804
2,605	Jacksonville, Florida, Special Revenue Bonds, Tender Option Bond Trust 2015-XF0062, 17.653%, 10/01/41 (Pre-refunded 10/01/21), 144A (IF)	10/21 at 100.00	A1 (7)	2,855,158
	K-Bar Ranch Community Development District, Florida, Special Assessment Revenue Bonds, Parcel O-1 Project, Series 2014:
490	5.125%, 11/01/34	11/24 at 100.00	N/R	516,504
895	5.375%, 11/01/44	11/24 at 100.00	N/R	945,675
	K-Bar Ranch Community Development District, Florida, Special Assessment Revenue Bonds, Parcel Q Project, Series 2014:
610	5.125%, 11/01/34	11/24 at 100.00	N/R	642,995
1,030	5.375%, 11/01/44	11/24 at 100.00	N/R	1,088,319
3,560	Keys Cove II Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.500%, 5/01/36	5/21 at 100.00	N/R	3,565,696
1,000	Kingman Gate Community Development District, Homestead, Florida, Special Assessment Bonds, Project 2021 Series 2021, 4.000%, 6/15/51	6/31 at 100.00	N/R	1,020,124
	Lake County, Florida, Educational Facilities Revenue Bonds, Imagine South Lake Charter School Project, Series 2019A:
825	5.000%, 1/15/49 , 144A	7/29 at 100.00	N/R	885,002
825	5.000%, 1/15/54 , 144A	7/29 at 100.00	N/R	881,999
1,175	Lake Powell Residential Golf Community Development District, Bay County, FLorida, Special ASsessment Revenue Refunding Bonds, Series 2012, 5.750%, 11/01/32	11/23 at 100.00	N/R	1,249,577
8,180	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Refunding Series 2014, 5.625%, 5/01/34	5/24 at 100.00	N/R	8,836,200
	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Series 2012:
3,500	5.250%, 11/01/33	11/22 at 100.00	N/R	3,634,295
3,000	5.750%, 11/01/42	11/22 at 100.00	N/R	3,139,950
2,940	Lakeside Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2015, 5.750%, 5/01/45	5/25 at 100.00	N/R	3,164,440
	Lakeside Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2018:
1,610	5.000%, 5/01/38	5/28 at 100.00	N/R	1,768,794
2,665	5.100%, 5/01/48	5/28 at 100.00	N/R	2,911,219
	Lakeside Preserve Community Development District, Lakeland, Florida, Special Assessment Bonds, Series 2019:
510	4.875%, 5/01/39	5/29 at 100.00	N/R	562,097
710	5.000%, 5/01/49	5/29 at 100.00	N/R	774,007
2,965	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Del Webb Project, Series 2017, 5.125%, 5/01/47, 144A	5/27 at 100.00	N/R	3,219,664
	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Centre & Northwest Sector Projects, Series 2018:
1,200	5.500%, 5/01/39 , 144A	5/29 at 100.00	N/R	1,378,380
1,990	5.650%, 5/01/48 , 144A	5/29 at 100.00	N/R	2,288,699

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
$ 915	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Centre North Project, Series 2015, 4.875%, 5/01/35	5/25 at 100.00	N/R	977,284
	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Northeast Sector Project, Phase 1A, Series 2018:
1,170	5.000%, 5/01/38	5/28 at 100.00	N/R	1,283,993
2,550	5.100%, 5/01/48	5/28 at 100.00	N/R	2,786,997
	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Northeast Sector Project, Phase 1B, Series 2018:
2,250	5.300%, 5/01/39	5/29 at 100.00	N/R	2,568,262
4,000	5.450%, 5/01/48	5/29 at 100.00	N/R	4,529,480
1,735	Lee County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Janies Garden Phase 2, Series 2010B, 7.250%, 9/15/47 (Mandatory Put 9/15/27)	5/21 at 100.00	N/R	1,738,921
	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A:
8,495	5.250%, 6/15/27	5/21 at 100.00	BB-	8,504,344
35,550	5.375%, 6/15/37	5/21 at 100.00	BB-	35,577,018
	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2012A:
2,625	5.500%, 6/15/32	6/22 at 100.00	BB-	2,672,145
4,700	5.750%, 6/15/42	6/22 at 100.00	BB-	4,772,662
5,675	Lee County Industrial Development Authority, Florida, Healthcare Facilities Refunding Revenue Bonds, Cypress Cove at HealthPark Florida, Inc Project, Series 2012, 5.750%, 10/01/42 (Pre-refunded 10/01/22)	10/22 at 100.00	BB+ (7)	6,138,534
3,490	Lee County Industrial Development Authority, Florida, Healthcare Facilities Refunding Revenue Bonds, Cypress Cove at HealthPark Florida, Inc Project, Series 2014, 5.500%, 10/01/47 (Pre-refunded 10/01/22)	10/22 at 102.00	BB+ (7)	3,831,636
	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Preserve Project, Series 2017A:
790	5.375%, 12/01/32 , 144A	12/22 at 105.00	N/R	816,923
2,000	5.625%, 12/01/37 , 144A	12/22 at 105.00	N/R	2,064,160
7,650	5.750%, 12/01/52 , 144A	12/22 at 105.00	N/R	7,793,284
12,000	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Refunding Fixed Rate Mode Series 2019A-1, 4.000%, 4/01/49 (UB) (5)	4/29 at 100.00	A2	13,393,680
211	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007, 5.400%, 5/01/37	5/21 at 100.00	N/R	211,205
1,185	Lucerne Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2019, 4.750%, 5/01/50	5/29 at 100.00	N/R	1,276,944
	Magic Place Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2019:
5,585	4.375%, 5/01/40	5/30 at 100.00	N/R	5,939,536
7,825	4.500%, 5/01/51	5/30 at 100.00	N/R	8,291,057
4,250	Magnolia Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.600%, 5/01/49 (4)	No Opt. Call	N/R	765,000

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
	Majorca Isles Community Development District, Mianmi Gardens, Florida, Special Assessment Bonds, Series 2015:
$ 1,000	5.375%, 5/01/35	5/26 at 100.00	N/R	1,078,260
3,675	5.625%, 5/01/46	5/26 at 100.00	N/R	3,990,241
410	Meadow Pines Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2014-2, 6.000%, 5/01/34	5/24 at 100.00	N/R	446,433
2,700	Mediterranea Community Development District, Riviera Beach, Florida, Special Assessment Bonds, Area 2 Project, Refunding & Improvement Series 2017, 5.000%, 5/01/48	5/28 at 100.00	N/R	2,974,374
	Miami Beach, Florida, Resort Tax Revenue Bonds, Series 2015:
13,515	5.000%, 9/01/40 (UB) (5)	9/25 at 100.00	AA-	15,793,088
7,000	5.000%, 9/01/45 (UB) (5)	9/25 at 100.00	AA-	8,117,830
1,000	Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, Miami Community Charter School Inc Project, Series 2020A, 5.000%, 6/01/47, 144A	6/26 at 103.00	N/R	1,029,280
	Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, South Florida Autism Charter School Project, Series 2017:
3,895	5.875%, 7/01/37 , 144A	7/27 at 100.00	N/R	4,249,523
6,530	6.000%, 7/01/47 , 144A	7/27 at 100.00	N/R	7,057,102
	Miami World Center Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2017:
11,005	5.125%, 11/01/39	11/27 at 100.00	N/R	12,189,468
18,825	5.250%, 11/01/49	11/27 at 100.00	N/R	20,766,799
10,635	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2018B, 4.000%, 4/01/53 (UB) (5)	4/28 at 100.00	A-	11,652,663
4,625	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, PInecrest Academy Inc , Series 2017, 5.000%, 9/15/44, 144A	9/27 at 100.00	BBB	5,184,579
	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, PInecrest Academy Project, Series 2014:
1,000	5.000%, 9/15/34	9/24 at 100.00	BBB	1,084,910
1,730	5.250%, 9/15/44	9/24 at 100.00	BBB	1,866,687
	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Youth Co-Op Charter Schools Project, Series 2015A:
1,500	5.750%, 9/15/35 , 144A	9/25 at 100.00	N/R	1,639,050
3,500	6.000%, 9/15/45 , 144A	9/25 at 100.00	N/R	3,806,075
3,250	Miami-Dade County Industrual Development Authority, Florida, Revenue Bonds, Doral Academy, Seres 2018, 5.000%, 1/15/48	1/28 at 100.00	BBB-	3,642,697
	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2018:
9,500	4.000%, 7/01/45 (UB) (5)	7/28 at 100.00	AA	10,733,860
18,515	4.000%, 7/01/48 (UB) (5)	7/28 at 100.00	AA	20,863,813
9,100	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2019B, 4.000%, 10/01/49 (UB) (5)	10/29 at 100.00	A+	10,544,170

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Infrastrusture Project, Refunding Series 2014B:
$ 980	5.000%, 5/01/29	5/23 at 100.00	N/R	1,026,050
6,705	5.000%, 5/01/37	5/23 at 100.00	N/R	6,946,313
13,905	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Refunding Series 2014A, 5.000%, 5/01/37	5/23 at 100.00	N/R	14,405,441
6,395	Mirada Community Development District, Florida, Capital Improvement Bonds, Assessment Area 2 Series 2018A-2, 5.375%, 11/01/29	No Opt. Call	N/R	6,948,295
9,140	Mirada Community Development District, Pasco County, Florida, Bond Anticipation Note, Assessment Area 3, Series 2019, 4.500%, 5/01/24	5/21 at 100.00	N/R	9,151,242
1,415	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 5.375%, 5/01/32	5/22 at 100.00	N/R	1,448,182
2,645	Naples Reserve Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2014, 5.625%, 11/01/45	11/24 at 100.00	N/R	2,873,792
	Naples Reserve Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2018:
1,555	5.000%, 11/01/38 , 144A	11/28 at 100.00	N/R	1,690,705
2,655	5.125%, 11/01/48 , 144A	11/28 at 100.00	N/R	2,881,976
870	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38 (4)	5/21 at 100.00	N/R	313,200
1,590	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.300%, 5/01/21 (4)	No Opt. Call	N/R	572,400
	North Boulevard Community Development District, Haines, Polk County, Florida, Special Assessment Bonds, Series 2019:
725	5.500%, 11/01/39	11/30 at 100.00	N/R	828,639
1,265	5.625%, 11/01/49	11/30 at 100.00	N/R	1,445,123
	North Park Isle Community Development District, Plant City, Florida, Special Assessment Revenue Bonds, Assessment Area 1, Series 2019:
3,240	4.500%, 5/01/40	5/29 at 100.00	N/R	3,467,610
5,675	4.750%, 5/01/50	5/29 at 100.00	N/R	6,069,583
1,250	North Powerline Road Community Development District, Polk County, Florida, Special Assessment Revenue Bonds, Series 2020, 4.000%, 5/01/51	5/30 at 100.00	N/R	1,278,649
8,055	North Springs Improvement District, Broward County, Florida, Water Mangement Bonds, Parkland Bay Unit Area, Series 2018, 5.000%, 5/01/48	5/28 at 100.00	N/R	8,816,922
1,925	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 16, Refunding Series 2012, 5.750%, 8/01/32	8/22 at 100.00	N/R	2,010,759
	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 2C, Series 2014:
2,700	5.000%, 8/01/34	8/24 at 100.00	N/R	2,911,653
3,500	5.000%, 8/01/46	8/24 at 100.00	N/R	3,727,955
13,280	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2015, 5.500%, 8/01/46	8/26 at 100.00	N/R	14,844,915

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2018A:
$ 3,280	5.500%, 8/01/39	8/29 at 100.00	N/R	3,832,910
5,730	5.625%, 8/01/49	8/29 at 100.00	N/R	6,714,357
1,880	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2021, 4.000%, 8/01/51	8/31 at 100.00	N/R	1,945,921
3,300	Ocean and Highway Port Authority, Florida, Port Facilities Revenue Bonds, Worldwide Terminals Fernandina, LLC Project, Series 2019, 5.500%, 12/01/49, 144A (AMT)	12/29 at 100.00	N/R	3,322,308
	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc, Tender Option Bond Trust 2016-XF1056:
345	17.247%, 10/01/42 (Pre-refunded 4/01/22), 144A (IF) (5)	4/22 at 100.00	A2 (7)	411,012
3,565	17.296%, 10/01/42 (Pre-refunded 4/01/22), 144A (IF) (5)	4/22 at 100.00	A2 (7)	4,249,123
2,245	Orchid Grove Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015, 5.000%, 5/01/36	5/26 at 100.00	N/R	2,436,049
	Osceola Chain Lakes Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2018:
1,005	5.125%, 5/01/38	5/28 at 100.00	N/R	1,093,581
1,130	5.250%, 5/01/48	5/28 at 100.00	N/R	1,227,700
	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding & Improvement Capital Appreciation Series 2019A-2:
1,250	0.000%, 10/01/40	10/29 at 68.72	BBB-	672,938
3,905	0.000%, 10/01/41	10/29 at 66.18	BBB-	2,016,386
2,850	0.000%, 10/01/42	10/29 at 63.69	BBB-	1,410,607
4,425	0.000%, 10/01/43	10/29 at 61.27	BBB-	2,100,326
2,600	0.000%, 10/01/44	10/29 at 59.08	BBB-	1,186,900
4,675	0.000%, 10/01/45	10/29 at 56.95	BBB-	2,052,185
3,000	0.000%, 10/01/46	10/29 at 54.89	BBB-	1,265,910
4,860	0.000%, 10/01/47	10/29 at 52.89	BBB-	1,974,229
1,700	0.000%, 10/01/48	10/29 at 50.96	BBB-	664,020
3,250	0.000%, 10/01/49	10/29 at 49.08	BBB-	1,220,960
2,500	0.000%, 10/01/50	10/29 at 47.17	BBB-	901,225
3,000	0.000%, 10/01/51	10/29 at 45.32	BBB-	1,037,820
3,000	0.000%, 10/01/52	10/29 at 43.62	BBB-	998,040
3,000	0.000%, 10/01/53	10/29 at 41.97	BBB-	959,610
2,500	0.000%, 10/01/54	10/29 at 40.38	BBB-	768,750
	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Series 2014A:
415	6.750%, 6/01/24	6/22 at 102.00	N/R	446,503
1,000	6.850%, 6/01/26	6/22 at 102.00	N/R	1,075,480
1,000	7.000%, 6/01/29	6/22 at 102.00	N/R	1,075,250
5,000	7.375%, 6/01/44	6/22 at 102.00	N/R	5,369,250
11,600	7.500%, 6/01/49	6/22 at 102.00	N/R	12,468,840

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
$ 11,345	Palm Beach County, Florida, First Mortgage Revenue Bonds, Tuscan Gardens of Delray Beach Project, Series 2018A, 4.750%, 10/01/47 (Mandatory Put 4/01/22)	10/23 at 103.00	N/R	9,075,887
7,115	Palm Beach County, Florida, Revenue Bonds, Provident Group - PBAU Properties LLC - Palm Beach Atlantic University Housing Project, Series 2019A, 5.000%, 4/01/51, 144A	4/29 at 100.00	Ba1	7,607,429
1,180	Palm Coast Park Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area 1, Series 2019, 4.300%, 5/01/50	5/30 at 100.00	N/R	1,237,820
550	Park Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 13A-1, 7.375%, 11/01/44	11/27 at 100.00	N/R	670,170
	Parker Road Community Development District, Florida, Capital Improvement Revenue Bonds, Refudning Series 2020:
800	3.875%, 5/01/40	5/30 at 100.00	N/R	830,992
1,000	4.100%, 5/01/50	5/30 at 100.00	N/R	1,039,940
1,485	Parkland Preserve Community Development District, St Johns County, Florida, Special Assessment Revenue Bonds, Series 2019B, 5.500%, 11/01/32	No Opt. Call	N/R	1,700,058
	Pelican Marsh Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012:
175	4.875%, 5/01/22	No Opt. Call	N/R	177,828
1,335	5.375%, 5/01/31	5/22 at 100.00	N/R	1,373,875
8,545	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35	5/21 at 100.00	N/R	8,555,510
1,000	Poinciana West Community Development District, Florida, Special Assessment Bonds, Refunding Subordinate Series 2016-2, 5.700%, 5/01/37	5/27 at 100.00	N/R	1,107,270
	Preserve at South Branch Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Phase 1 Series 2018:
500	5.250%, 11/01/38	11/29 at 100.00	N/R	556,595
1,000	5.375%, 11/01/49	11/29 at 100.00	N/R	1,111,110
1,000	Preserve at South Branch Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Phase 3 Series 2021, 4.000%, 5/01/51	5/31 at 100.00	N/R	1,029,256
2,360	Punta Gorda Housing Authority, Florida, Gulf Breeze Apartments Multifamily Housing Revenue Bonds, Series 2007A, 6.125%, 1/01/45 (AMT)	1/22 at 100.00	N/R	2,383,293
	Randal Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2012:
115	5.750%, 11/01/22	No Opt. Call	N/R	119,861
1,250	6.125%, 11/01/32	No Opt. Call	N/R	1,496,712
1,000	6.875%, 11/01/42	11/32 at 100.00	N/R	1,300,500
	Randal Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2015:
1,350	5.000%, 11/01/35	11/25 at 100.00	N/R	1,446,079
2,270	5.200%, 11/01/45	11/25 at 100.00	N/R	2,418,821
3,250	Renaissance Community Development District, Lee County, Florida, Special Assessment Bonds, Refunding Series 2012, 5.550%, 5/01/33	5/22 at 100.00	N/R	3,346,817
7,490	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Refunding Series 2015A, 5.000%, 5/01/33	5/25 at 100.00	N/R	8,383,108

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 2 Phase 1 Project, Refunding & Improvement Series 2015:
$ 2,740	5.000%, 5/01/36	5/28 at 100.00	N/R	3,018,877
2,705	5.000%, 11/01/47 , 144A	11/27 at 100.00	N/R	2,927,270
2,530	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 3 Project, Series 2016, 5.000%, 11/01/46	11/26 at 100.00	N/R	2,715,019
2,230	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 4 Project, Series 2017, 4.750%, 11/01/38, 144A	11/27 at 100.00	N/R	2,413,841
2,395	Reunion West Community Development District, Florida, Special Assessment Bonds, Series 2004A-1, 6.250%, 5/01/36	5/22 at 100.00	N/R	2,475,688
	Reunion West Community Development District, Osceola County, Florida, Special Assessment Bonds, Area 5 Project, Series 2019:
1,000	4.500%, 5/01/39	5/29 at 100.00	N/R	1,071,950
2,000	4.625%, 5/01/50	5/29 at 100.00	N/R	2,130,900
2,330	Rhodine Road North Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2019, 4.750%, 5/01/50	5/29 at 100.00	N/R	2,514,489
1,002	Riverbend West Community Development District, Hilsborough County, Florida, Special Assessment Bonds, Series 2016, 5.000%, 5/01/46	5/27 at 100.00	N/R	1,086,398
1,385	Rivers Edge Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2018A-2, 5.000%, 5/01/38	5/28 at 100.00	N/R	1,513,943
	Rolling Hills Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2015A-1:
580	5.450%, 5/01/31	5/26 at 100.00	N/R	617,393
820	5.600%, 5/01/37	5/26 at 100.00	N/R	863,558
1,300	Rolling Hills Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2020A-1, 4.875%, 5/01/50	5/30 at 100.00	N/R	1,345,240
	Rolling Oaks Community Development District, Florida, Special Assessment Bonds, Series 2016:
1,000	5.875%, 11/01/37	11/27 at 100.00	N/R	1,157,360
1,000	6.000%, 11/01/47	11/27 at 100.00	N/R	1,160,250
	Rolling Oaks Community Development District, Florida, Special Assessment Bonds, Series 2018:
2,000	5.375%, 11/01/38 , 144A	11/29 at 100.00	N/R	2,279,560
3,760	5.500%, 11/01/49 , 144A	11/29 at 100.00	N/R	4,270,909
1,900	Sabal Palm Community Development District, Florida, Special Assessment Bonds, Series 2014, 7.125%, 11/01/44	11/24 at 100.00	N/R	2,162,751
1,700	Sabal Palm Community Development District, Florida, Special Assessment Bonds, Series 2016, 5.500%, 11/01/46	11/26 at 100.00	N/R	1,885,232
1,250	Sabal Palm Community Development District, Florida, Special Assessment Bonds, South Parcel Series 2017, 5.000%, 11/01/47, 144A	11/27 at 100.00	N/R	1,348,025
750	Sandridge Community Development District, Clay County, Florida, Special Assessment Revenue Bonds, Series 2021A-1, 4.000%, 5/01/51	5/31 at 100.00	N/R	735,814
1,575	Scenic Highway Community Development District, Haines, Florida, Special Assessment Revenue Bonds, Series 2020, 4.000%, 5/01/51	5/30 at 100.00	N/R	1,583,307

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
	Shell Point Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Refunding Series 2019:
$ 1,500	5.250%, 11/01/39 , 144A	11/29 at 100.00	N/R	1,688,115
3,000	5.375%, 11/01/49 , 144A	11/29 at 100.00	N/R	3,355,050
4,000	Shingle Creek Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Assessment Area 2 Series 2019, 5.000%, 5/01/49	5/29 at 100.00	N/R	4,580,160
	Silverado Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1A, Series 2018A-1:
390	5.250%, 11/01/38 , 144A	11/28 at 100.00	N/R	439,288
580	5.375%, 11/01/48 , 144A	11/28 at 100.00	N/R	654,884
1,100	Silverado Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1B, Refunding Series 2018A-2, 5.500%, 5/01/49, 144A	No Opt. Call	N/R	1,112,045
310	Silverado Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2017A-1, 5.500%, 11/01/47, 144A	11/27 at 100.00	N/R	338,489
2,015	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1, Refunding Series 2015, 5.000%, 5/01/38	5/24 at 101.00	N/R	2,137,935
4,000	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2 Phase 2, Series 2017A, 5.250%, 11/01/48	11/27 at 100.00	N/R	4,410,160
130	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2 Phase 2, Series 2017B, 5.350%, 11/01/29	No Opt. Call	N/R	147,788
1,500	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 3 Phase 1, Series 2021, 4.000%, 5/01/51	5/31 at 100.00	N/R	1,519,856
	Solterra Resort Community Development District, Polk County, Florida, Special Assessment Bonds, Series 2018:
995	5.250%, 5/01/39	5/31 at 100.00	N/R	1,138,648
2,925	5.375%, 5/01/49	5/31 at 100.00	N/R	3,369,337
5,300	Somerset Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/37	5/21 at 100.00	N/R	5,304,399
	South Fork III Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2016:
60	5.000%, 5/01/29	5/27 at 100.00	N/R	64,559
785	5.375%, 5/01/37	5/27 at 100.00	N/R	861,899
2,740	5.625%, 5/01/47	5/27 at 100.00	N/R	3,018,521
	South Fork III Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2018:
1,510	5.000%, 5/01/38	5/28 at 100.00	N/R	1,661,604
3,750	5.375%, 5/01/49	5/28 at 100.00	N/R	4,170,600
	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida Obligated Group, Series 2017:
36,610	4.000%, 8/15/42 (UB) (5)	8/27 at 100.00	A1	40,969,519
50,915	4.000%, 8/15/47 (UB) (5)	8/27 at 100.00	A1	56,580,821

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
	South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2016A2:
$ 400	4.875%, 5/01/35	5/26 at 100.00	N/R	433,604
100	5.000%, 5/01/38	5/26 at 100.00	N/R	109,071
2,000	South-Dade Venture Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012, 5.125%, 5/01/33	5/22 at 100.00	BBB	2,077,200
2,015	South-Dade Venture Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 5.250%, 5/01/34	5/23 at 101.00	N/R	2,144,041
	Spencer Creek Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2019:
1,000	5.000%, 5/01/39	5/29 at 100.00	N/R	1,111,060
1,250	5.250%, 5/01/49	5/29 at 100.00	N/R	1,398,350
	Spring Lake Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Area One Project, Series 2014:
2,125	5.125%, 11/01/34	11/24 at 100.00	N/R	2,266,419
3,265	5.500%, 11/01/44	11/24 at 100.00	N/R	3,505,859
	Spring Lake Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Area Two Project, Series 2017:
1,525	5.125%, 11/01/37 , 144A	11/27 at 100.00	N/R	1,680,611
3,000	5.250%, 11/01/47 , 144A	11/27 at 100.00	N/R	3,305,760
2,000	Stillwater Community Development District, Saint John's County, Florida, Special Assessment Bonds, 2021 Project Series 2021, 4.000%, 6/15/51, 144A (WI/DD, Settling 4/13/21)	6/31 at 100.00	N/R	2,058,956
2,215	Stonegate Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 5.000%, 5/01/34	5/23 at 100.00	N/R	2,315,583
2,500	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2013, 6.500%, 5/01/39	5/23 at 100.00	N/R	2,732,000
1,750	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2017A-1, 5.625%, 11/01/47	11/30 at 100.00	N/R	1,987,667
860	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2017A-2, 5.750%, 11/01/29	No Opt. Call	N/R	953,792
1,270	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2017A-3, 5.875%, 11/01/29	5/21 at 101.00	N/R	1,284,072
3,945	Stoneybrook South Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Assessment Area Two-A Project, Series 2014, 5.500%, 11/01/44	11/29 at 100.00	N/R	4,685,516
	Summer Woods Community Development District, Manatee County, Florida, Special Assessment Bonds, Area 1 Project, Series 2018A-1:
500	5.250%, 11/01/38 , 144A	11/28 at 100.00	N/R	563,675
1,320	5.375%, 11/01/48 , 144A	11/28 at 100.00	N/R	1,482,466
600	Summer Woods Community Development District, Manatee County, Florida, Special Assessment Bonds, Area 1 Project, Series 2018A-2, 5.375%, 11/01/29, 144A	No Opt. Call	N/R	668,790
1,561	Summit At Fern Hill Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2016, 5.000%, 5/01/46	5/27 at 100.00	N/R	1,673,704

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,000	Tamarindo Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2021, 4.000%, 5/01/51 (WI/DD, Settling 4/08/21)	5/31 at 100.00	N/R	1,034,355
1,815	Tapestry Community Development District, Florida, Special Assessment Revenue Bonds, Series 2016, 5.000%, 5/01/46	5/26 at 100.00	N/R	1,942,377
6,000	Three Rivers Community Development District, Florida, Special Assessment Revenue Bonds, Series 2019A-1, 4.750%, 5/01/50	5/29 at 100.00	N/R	6,417,600
2,680	Three Rivers Community Development District, Florida, Special Assessment Revenue Bonds, Series 2021B, 4.500%, 5/01/36	No Opt. Call	N/R	2,671,203
	Timber Creek Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2018:
1,000	5.000%, 11/01/38 , 144A	11/32 at 100.00	N/R	1,131,590
1,250	5.000%, 11/01/48 , 144A	11/32 at 100.00	N/R	1,397,437
	Tohoqua Community Development District, Florida, Special Assessment Revenue Bonds, Series 2018:
985	4.700%, 5/01/38 , 144A	5/28 at 100.00	N/R	1,064,864
1,075	4.800%, 5/01/48 , 144A	5/28 at 100.00	N/R	1,154,915
11,820	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (6)	5/22 at 100.00	N/R	10,082,342
	Tolomato Community Development District, Florida, Special Assessment Bonds, Expansion Parcel Project, Series 2018:
580	4.850%, 5/01/38 , 144A	5/28 at 100.00	N/R	645,169
975	5.000%, 5/01/48 , 144A	5/28 at 100.00	N/R	1,080,787
	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3:
340	6.375%, 5/01/21 (4)	No Opt. Call	N/R	3
1,715	6.450%, 5/01/23 (4)	5/21 at 100.00	N/R	17
2,060	6.550%, 5/01/27 (4)	5/21 at 100.00	N/R	21
10,355	6.650%, 5/01/40 (4)	5/21 at 100.00	N/R	104
12,095	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007A-2, 5.250%, 5/01/39 (4)	5/21 at 100.00	N/R	121
5,000	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Senior Lien Series 2018A-2, 5.625%, 5/01/40, 144A	5/28 at 100.00	N/R	5,574,450
35,080	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40 (6)	5/21 at 100.00	N/R	33,406,333
21,550	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (6)	5/21 at 100.00	N/R	15,968,334
23,470	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (4)	5/21 at 100.00	N/R	235
2,340	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Subordinate Lien Series 2018B-2, 5.125%, 5/01/39	5/28 at 100.00	N/R	2,637,929
3,225	Toscana Isles Community Development District, Venice, Florida, Special Assessment Revenue Bonds, Series 2014, 6.250%, 11/01/44	11/26 at 102.00	N/R	3,793,632

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
	Towne Park Community Development District, Florida, Special Assessment Bonds, Area 2B Project, Series 2018:
$ 280	5.375%, 5/01/38	5/29 at 100.00	N/R	312,253
530	5.500%, 5/01/49	5/29 at 100.00	N/R	587,447
	Towne Park Community Development District, Florida, Special Assessment Bonds, Area 3A Project, Series 2018:
1,265	5.375%, 5/01/38	5/29 at 100.00	N/R	1,412,588
2,605	5.500%, 5/01/49	5/29 at 100.00	N/R	2,889,258
1,225	Towne Park Community Development District, Florida, Special Assessment Bonds, Area 3B Project, Series 2019, 4.625%, 5/01/50	5/30 at 100.00	N/R	1,318,455
1,920	Towne Park Community Development District, Florida, Special Assessment Bonds, Area 3C Project, Series 2019, 4.625%, 5/01/50	5/30 at 100.00	N/R	2,066,477
1,535	Towne Park Community Development District, Florida, Special Assessment Bonds, Area 3D Project, Series 2020, 4.000%, 5/01/51, 144A	5/30 at 100.00	N/R	1,568,008
4,865	Tradition Community Development District 1, Port Saint Lucie, Florida, Irrigation System Revenue Bonds, Existing System Series 2017, 4.500%, 10/01/47	10/27 at 100.00	N/R	5,187,890
825	Trevesta Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, 2016 Project, Series 2016A-1, 5.375%, 11/01/36	11/28 at 100.00	N/R	926,508
	Trevesta Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, Assessment Area 1 - Phase 2 Project, Series 2018:
725	5.250%, 11/01/39 , 144A	11/30 at 100.00	N/R	810,238
1,000	5.375%, 11/01/49 , 144A	11/30 at 100.00	N/R	1,115,260
750	Triple Creek Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2012, 6.750%, 11/01/43 – AGM Insured	11/32 at 100.00	N/R	955,575
2,795	Triple Creek Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2019A, 4.750%, 5/01/50	5/29 at 100.00	N/R	3,002,277
1,550	Triple Creek Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2019B, 4.875%, 5/01/32	No Opt. Call	N/R	1,738,960
1,000	Triple Creek Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Village N&P Project, Series 2021, 4.000%, 11/01/50	11/31 at 100.00	N/R	1,024,730
1,595	Trout Creek Community Development District, Saint Johns County, Florida, Capital Improvement Revenue Bonds, Series 2015, 4.875%, 5/01/25	No Opt. Call	N/R	1,671,528
	Trout Creek Community Development District, Saint Johns County, Florida, Capital Improvement Revenue Bonds, Series 2018:
1,100	5.375%, 5/01/38	5/28 at 100.00	N/R	1,234,596
3,370	5.500%, 5/01/49	5/28 at 100.00	N/R	3,774,130
1,060	Trout Creek Community Development District, Saint Johns County, Florida, Capital Improvement Revenue Bonds, Series 2020, 4.000%, 5/01/51	5/30 at 100.00	N/R	1,073,144
	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Northwest Assessment Area Parcels A, B & C, Series 2018:
1,400	5.000%, 11/01/39	11/29 at 100.00	N/R	1,557,178
2,500	5.125%, 11/01/49	11/29 at 100.00	N/R	2,771,425

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Village 1 Project, Series 2015:
$ 1,995	5.000%, 11/01/36	11/25 at 100.00	N/R	2,132,535
570	5.125%, 11/01/45	11/25 at 100.00	N/R	606,081
2,440	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Village 4 Project, Series 2015A, 5.625%, 11/01/45	11/28 at 100.00	N/R	2,759,128
12,130	Twin Creeks North Community Development District, Florida, Special Assessment Bonds, Master Infrastructure Improvements, Series 2016A-1, 6.375%, 11/01/47	11/31 at 100.00	N/R	13,959,932
2,495	Twin Creeks North Community Development District, Florida, Special Assessment Bonds, Master Infrastructure Improvements, Series 2016A-2, 6.375%, 11/01/47	11/31 at 100.00	N/R	2,871,396
615	Two Creeks Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2016A-2, 4.750%, 5/01/37	5/26 at 100.00	N/R	653,862
	Union Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A-1:
255	5.375%, 11/01/37	11/27 at 100.00	N/R	283,320
1,000	5.500%, 11/01/46	11/27 at 100.00	N/R	1,102,130
2,000	Union Park East Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1 Series 2017A-1, 5.500%, 11/01/47, 144A	11/28 at 100.00	N/R	2,263,920
	Union Park East Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2 Series 2019A-1:
1,485	5.000%, 11/01/39 , 144A	11/29 at 100.00	N/R	1,648,469
2,630	5.125%, 11/01/49 , 144A	11/29 at 100.00	N/R	2,901,021
1,960	Union Park East Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2 Series 2019A-2, 5.250%, 5/01/49, 144A	No Opt. Call	N/R	2,265,094
	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A1:
1,500	5.500%, 5/01/34	5/22 at 100.00	N/R	1,538,730
130	6.125%, 5/01/42	5/22 at 100.00	N/R	134,269
2,735	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A2, 5.500%, 5/01/34	5/22 at 100.00	N/R	2,805,618
1,055	Venetian Parc Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Area One Project, Series 2013, 6.500%, 11/01/43	11/28 at 100.00	N/R	1,383,569
	Veranda Community Development District II, Florida, Special Assessment Revenue Bonds, Assessment Area 4 Veranda Oaks, Refunding Series 2021:
1,000	4.000%, 5/01/51 , 144A	5/31 at 100.00	N/R	1,024,166
795	4.000%, 5/01/51 , 144A	5/31 at 100.00	N/R	814,212
	Veranda Community Development District II, Florida, Special Assessment Revenue Bonds, Assessment Area One-Gardens East Project, Series 2018A:
1,135	5.000%, 11/01/39	11/29 at 100.00	N/R	1,273,402
1,080	5.000%, 11/01/39	11/29 at 100.00	N/R	1,211,695
1,850	5.125%, 11/01/49	11/29 at 100.00	N/R	2,071,019
1,765	5.125%, 11/01/49	11/29 at 100.00	N/R	1,975,865
1,120	Veranda Community Development District II, Florida, Special Assessment Revenue Bonds, Assessment Area Three, Four and Five, Series 2018B, 5.875%, 11/01/32	5/21 at 101.00	N/R	1,132,398

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
$ 4,430	Verandah West Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Series 2013, 5.000%, 5/01/33	5/23 at 100.00	N/R	4,591,252
	Verano 2 Community Development District, Florida, Special Assessment Revenue Bonds, District 2 Pod A Project, Series 2017:
1,640	4.750%, 11/01/38	11/27 at 100.00	N/R	1,769,363
2,200	5.000%, 11/01/48	11/27 at 100.00	N/R	2,374,768
	Verano 2 Community Development District, Florida, Special Assessment Revenue Bonds, District 2 Pod B Project, Series 2017:
1,300	4.750%, 11/01/38	11/27 at 100.00	N/R	1,402,544
1,800	5.000%, 11/01/48	11/27 at 100.00	N/R	1,942,992
	Verano 2 Community Development District, Florida, Special Assessment Revenue Bonds, District 2 Pod C Project, Series 2017:
990	5.000%, 11/01/38	11/27 at 100.00	N/R	1,077,694
1,565	5.125%, 11/01/48	11/27 at 100.00	N/R	1,698,761
1,830	Villamar Community Development District, Winter Haven, Florida, Special Assessment Revenue Bonds, Series 2019, 4.875%, 5/01/50	5/29 at 100.00	N/R	1,992,138
1,260	Villamar Community Development District, Winter Haven, Florida, Special Assessment Revenue Bonds, Series 2020, 4.000%, 5/01/51	5/30 at 100.00	N/R	1,294,751
185	Vizcaya in Kendall Community Development District, Florida, Special Assessment Revenue Bonds, Phase One Assessment Area, Refunding Series 2012A-1, 5.600%, 5/01/22	No Opt. Call	BBB-	189,816
	Waterset Central Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2018:
1,925	5.125%, 11/01/38 , 144A	11/28 at 100.00	N/R	2,089,568
4,000	5.250%, 11/01/49 , 144A	11/28 at 100.00	N/R	4,334,880
	Waterset North Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2014:
1,940	5.125%, 11/01/35	11/24 at 100.00	N/R	2,066,410
1,605	5.250%, 5/01/39	5/27 at 100.00	N/R	1,740,960
	West Villages Improvement District:
1,500	4.000%, 5/01/51 (WI/DD, Settling 4/20/21)	5/31 at 100.00	N/R	1,531,080
2,250	4.000%, 5/01/51 (WI/DD, Settling 4/20/21)	5/31 at 100.00	N/R	2,296,620
	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of Development 7 Master Infrastructure, Series 2019:
3,030	4.750%, 5/01/39	5/29 at 100.00	N/R	3,331,546
6,500	5.000%, 5/01/50	5/29 at 100.00	N/R	7,194,720
710	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of Development 7 Village B Parcel, Series 2019, 5.000%, 5/01/50, 144A	5/29 at 100.00	N/R	779,076
	Westside Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Solara Phase 1 Assessment Area, Series 2018:
515	5.000%, 5/01/38 , 144A	5/28 at 100.00	N/R	569,348
575	5.200%, 5/01/48 , 144A	5/28 at 100.00	N/R	634,576
2,600	Willow Hammock Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, Series 2017, 5.000%, 11/01/47, 144A	11/27 at 100.00	N/R	2,830,308

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
	Willows Community Development District, Florida, Special Assessment Bonds, Series 2019:
$ 1,500	5.000%, 5/01/39	5/29 at 100.00	N/R	1,666,590
3,000	5.200%, 5/01/50	5/29 at 100.00	N/R	3,342,540
1,870	Winding Cypress Community Development District, Collier County, Florida, Special Assessment Bonds, Phase 1 & 2 Assessment Area, Series 2015, 5.000%, 11/01/45	11/26 at 100.00	N/R	2,009,633
1,000	Winding Cypress Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2019, 5.000%, 11/01/49	11/29 at 100.00	N/R	1,090,730
1,555	Windsor at Westside Community Development District, Osceola County, Florida, Special Assessment Bonds, Area 1 Project, Series 2015, 5.000%, 11/01/35	11/25 at 100.00	N/R	1,667,349
1,000	Windward Community Development District, Florida, Special Assessment Bonds, Series 2020A-2, 4.400%, 11/01/35	No Opt. Call	N/R	1,057,430
	Wiregrass Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2014:
500	5.375%, 5/01/35	5/25 at 100.00	N/R	540,030
2,380	5.625%, 5/01/45	5/25 at 100.00	N/R	2,576,041
	Wiregrass Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016:
915	4.875%, 5/01/36	5/26 at 100.00	N/R	973,871
1,700	5.000%, 5/01/47	5/26 at 100.00	N/R	1,802,459
	Wynnmere East Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2016:
510	5.125%, 5/01/36	5/28 at 100.00	N/R	559,608
925	5.500%, 5/01/46	5/28 at 100.00	N/R	1,028,063
	Zephyr Lakes Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2019:
1,810	5.500%, 11/01/39 , 144A	11/30 at 100.00	N/R	2,075,165
3,095	5.625%, 11/01/49 , 144A	11/30 at 100.00	N/R	3,538,575
2,856,224	Total Florida			2,835,495,636
	Georgia – 1.9%
	Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds, Georgia Proton Treatment Center Project, Current Interest Series 2017A-1:
500	6.500%, 1/01/29	1/28 at 100.00	N/R	320,525
24,900	6.750%, 1/01/35	1/28 at 100.00	N/R	15,877,983
31,660	7.000%, 1/01/40	1/28 at 100.00	N/R	20,202,563
	Atlanta Development Authority, Georgia, Student Housing Facilities Revenue Bonds, ADA/CAU Partners, Inc Project at Clark Atlanta University, Series 2004A:
10,820	6.000%, 7/01/36 – ACA Insured	5/21 at 100.00	N/R	10,839,584
5,695	6.250%, 7/01/36 – ACA Insured	5/21 at 100.00	N/R	5,705,308
1,485	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds, Testletree Village Apartments, Series 2013A, 5.000%, 11/01/48	11/23 at 100.00	BB+	1,491,683
11,460	Atlanta, Georgia, Airport General Revenue Bonds, Series 2019B, 4.000%, 7/01/49 (AMT) (UB) (5)	7/29 at 100.00	A+	12,788,672

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Georgia (continued)
$ 4,385	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Tender Option Trust 2015-XF0234, 22.605%, 3/01/23, 144A (IF) (5)	No Opt. Call	AA-	7,941,454
	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998:
890	5.250%, 12/01/22 (4), (8)	5/21 at 100.00	N/R	77,314
95	5.375%, 12/01/28 (4), (8)	5/21 at 100.00	N/R	8,253
91	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 2016, 6.500%, 10/01/21 (4), (8)	No Opt. Call	N/R	96,581
10,385	Brookhaven Development Authority, Georgia, Revenue Bonds, Children's Healthcare of Atlanta, Inc Project, Series 2019A, 4.000%, 7/01/49 (UB) (5)	7/29 at 100.00	Aa2	11,940,154
	Dalton Development Authority, Georgia, Revenue Certificates, Hamilton Health Care System Inc, Series 2017:
1,000	4.000%, 8/15/41 (UB) (5)	2/28 at 100.00	AA-	1,113,350
22,510	4.000%, 8/15/48 (UB) (5)	2/28 at 100.00	AA-	24,800,167
4,750	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten Academy Project, Series 2013B, 7.000%, 10/01/43	10/23 at 100.00	N/R	5,035,808
5,445	Fulton County Development Authority, Georgia, Revenue Bonds, Amana Academy Project, Series 2013A, 6.500%, 4/01/43 (Pre-refunded 4/01/23)	4/23 at 100.00	N/R (7)	6,098,836
40,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc, Series 2020A, 3.000%, 2/15/47 (UB) (5)	2/30 at 100.00	A	40,988,000
2,630	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc, Tender Option Bond Trust 2015-XF1016, 24.137%, 8/15/49, 144A (IF) (5)	2/25 at 100.00	AA-	4,580,355
	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Series 2019A:
14,795	4.000%, 1/01/44 – AGM Insured (UB) (5)	7/28 at 100.00	BBB+	16,618,780
28,600	4.000%, 1/01/49 (UB) (5)	7/28 at 100.00	BBB+	31,723,978
34,110	4.000%, 1/01/59 (UB) (5)	7/28 at 100.00	BBB+	37,479,727
7,000	Griffin-Spalding County Hospital Authority, Georgia, Revenue Anticipation Certificates, Wellstar Health System Inc, Series 2017A, 4.000%, 4/01/42 (UB) (5)	4/27 at 100.00	A	7,771,750
	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
609	5.500%, 7/15/23 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (7)	617,462
2,242	5.500%, 7/15/30 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (7)	2,275,020
2,460	5.500%, 1/15/36 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (7)	2,496,818
	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, Academy for Classical Education, Series 2017:
1,840	5.875%, 6/15/47 , 144A	6/27 at 100.00	N/R	1,911,797
1,550	6.000%, 6/15/52 , 144A	6/27 at 100.00	N/R	1,608,156
20,610	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019A, 5.000%, 5/15/43 (UB) (5)	5/29 at 100.00	A3	24,419,552

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Georgia (continued)
	Marietta Development Authority, Georgia, University Facilities Revenue Bonds, Life University, Inc Project, Refunding Series 2017A:
$ 3,000	5.000%, 11/01/27 , 144A	No Opt. Call	Ba3	3,277,950
5,000	5.000%, 11/01/37 , 144A	11/27 at 100.00	Ba3	5,415,400
	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2019A:
47,285	5.000%, 1/01/49 (UB) (5)	7/28 at 100.00	Baa1	55,994,897
16,000	5.000%, 1/01/59 (UB) (5)	7/28 at 100.00	Baa1	18,796,160
15,700	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series 2019A, 4.000%, 1/01/49 (UB) (5)	1/29 at 100.00	BBB+	17,523,084
3,330	White County Development Authority, Georgia, Revenue Bonds Truett McConnell University, Series 2019, 5.250%, 10/01/49	10/26 at 103.00	N/R	3,440,456
382,832	Total Georgia			401,277,577
	Guam – 0.0%
2,095	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	BB	2,160,385
1,410	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (AMT)	10/23 at 100.00	BB+	1,513,353
3,505	Total Guam			3,673,738
	Hawaii – 0.2%
1,565	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Chaminade University of Honolulu, Series 2015A, 5.000%, 1/01/45, 144A	1/25 at 100.00	Ba3	1,585,502
	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A:
3,040	6.625%, 7/01/33	7/23 at 100.00	BB	3,305,666
9,450	6.875%, 7/01/43	7/23 at 100.00	BB	10,240,870
7,405	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2018, 6.000%, 7/01/28, 144A	7/27 at 100.00	N/R	8,262,573
16,795	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc and Subsidiary Projects, Refunding Series 2017B, 4.000%, 3/01/37 (AMT) (UB) (5)	3/27 at 100.00	Baa2	18,456,025
5,205	Hawaii Housing Finance and Development Corporation, Multifamily Housing Revenue Bonds, Wilikina Apartments Project, Series 2012A, 6.750%, 5/01/47	5/22 at 100.00	BBB	5,387,435
	Kauai County, Hawaii, Special Tax Bonds, Community Facilities District 2008-1 Kukuiula Development Project, Series 2012:
1,100	5.625%, 5/15/33	5/22 at 100.00	N/R	1,139,974
3,000	5.750%, 5/15/42	5/22 at 100.00	N/R	3,101,310
47,560	Total Hawaii			51,479,355
	Idaho – 0.1%
3,525	Harris Ranch Community Infrastructure District 1, Boise, Idaho, Special Assessment Bonds, Assessment Area One, Series 2011, 9.000%, 9/01/40	9/21 at 100.00	N/R	3,572,270

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Idaho (continued)
	Idaho Housing and Finance Association NonProfit Facilities Revenue Bonds, Gem Prep Meridian North LLC, Series 2020A:
$ 680	4.500%, 7/01/30 , 144A	7/25 at 100.00	N/R	691,771
2,270	5.000%, 7/01/40 , 144A	7/25 at 100.00	N/R	2,312,313
6,040	5.250%, 7/01/55 , 144A	7/25 at 100.00	N/R	6,149,565
275	Idaho Housing and Finance Association NonProfit Facilities Revenue Bonds, Gem Prep Meridian North LLC, Series 2020B, 5.250%, 7/01/27, 144A	7/25 at 100.00	N/R	275,803
955	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Compass Public Charter School, Inc Project, Series 2018A, 6.000%, 7/01/49, 144A	7/28 at 100.00	BB	1,121,791
	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Xavier Charter School, Inc Project, Series 2015A:
975	5.000%, 6/01/35	6/25 at 100.00	BBB	1,070,979
2,380	5.000%, 6/01/44	6/25 at 100.00	BBB	2,580,491
17,100	Total Idaho			17,774,983
	Illinois – 12.0%
6,410	Belleville, Illinois, Tax Increment Revenue Bonds, Frank Scott Parkway Redevelopment Project, Series 2007A, 5.700%, 5/01/36	5/21 at 100.00	N/R	6,411,218
4,911	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	5/21 at 100.00	N/R	4,701,725
4,000	Bolingbrook, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2019, 5.250%, 3/01/41	3/28 at 100.00	N/R	4,159,320
4,590	Central Illinois Economic Development Authority, Illinois, Multifamily Housing Revenue Bonds, Huntington Ridge Apartments Project, Series 2014, 5.000%, 8/01/30	8/24 at 100.00	N/R	4,706,861
5,505	Chicago Board of Education, Cook County, Illinois, General Obligation Bonds, Tender Option Bond Trust 2016-XG0073, 23.755%, 12/01/39 – AGM Insured, 144A (IF) (5)	12/21 at 100.00	A2	6,085,062
	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016:
11,130	5.750%, 4/01/35 (UB) (5)	4/27 at 100.00	A-	13,373,585
38,215	6.100%, 4/01/36 (UB) (5)	4/27 at 100.00	A-	46,557,717
119,345	6.000%, 4/01/46 (UB) (5)	4/27 at 100.00	A-	142,665,013
	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2017:
6,115	5.000%, 4/01/42 (UB) (5)	4/27 at 100.00	A-	6,983,147
4,685	5.000%, 4/01/46 (UB) (5)	4/27 at 100.00	A-	5,313,165
7,500	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2018, 5.000%, 4/01/46 (UB) (5)	4/28 at 100.00	A-	8,650,125
2,130	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenue, Green Bonds, Project Series 2015E, 5.125%, 12/01/32	12/24 at 100.00	BB-	2,362,660
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A:
58,530	5.000%, 12/01/41	12/21 at 100.00	BB-	59,637,973
1,100	5.250%, 12/01/41	12/21 at 100.00	BB-	1,122,649
16,800	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017B, 7.000%, 12/01/42, 144A	12/27 at 100.00	BB-	21,502,824

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 23,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018D, 5.000%, 12/01/46	12/23 at 100.00	BB-	24,473,840
255,480	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	BB-	306,739,507
42,670	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2017A, 7.000%, 12/01/46, 144A	12/27 at 100.00	BB-	54,254,478
	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Second Lien Series 2020A:
8,445	4.000%, 12/01/50 (UB) (5)	12/29 at 100.00	A+	9,400,467
6,905	4.000%, 12/01/55 (UB) (5)	12/29 at 100.00	A+	7,657,783
8,935	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40 (Pre-refunded 12/01/21) (UB) (5)	12/21 at 100.00	A3 (7)	9,237,628
	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014:
52,720	5.000%, 12/01/44 (UB) (5)	12/24 at 100.00	AA	60,479,330
20,000	5.250%, 12/01/49 (UB) (5)	12/24 at 100.00	AA	23,217,200
	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Tender Option Bond Trust 2015-XF0232:
2,950	22.242%, 9/01/22 – AGM Insured, 144A (IF) (5)	No Opt. Call	AA	5,119,518
8,000	22.257%, 9/01/22 – AGM Insured, 144A (IF) (5)	No Opt. Call	AA	13,887,440
500	22.257%, 9/01/22 – AGM Insured, 144A (IF) (5)	No Opt. Call	AA	867,965
	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Tender Option Bond Trust 2017-XF2426:
2,600	22.224%, 12/01/44 , 144A (IF) (5)	12/24 at 100.00	AA	4,513,418
2,000	22.224%, 12/01/44 , 144A (IF) (5)	12/24 at 100.00	AA	3,471,860
3,755	22.224%, 12/01/44 , 144A (IF) (5)	12/24 at 100.00	AA	6,518,417
	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Tender Option Bond Trust Series 2020-XF2913:
1,000	23.469%, 12/01/49 (Mandatory Put 4/07/21), 144A (IF) (5)	12/24 at 100.00	AA	1,804,310
2,000	23.469%, 12/01/49 , 144A (IF) (5)	12/24 at 100.00	AA	3,608,620
1,150	23.469%, 12/01/49 , 144A (IF) (5)	12/24 at 100.00	AA	2,074,957
4,574	Chicago, Illinois, Certificates of Participation Tax Increment Allocation Bonds, Pulaski Promenade Project, Note Series 2017, 5.240%, 2/15/31, 144A	4/21 at 100.00	N/R	4,576,466
785	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 35th and State Redevelopoment Project, Series 2012, 6.100%, 1/15/29	4/21 at 100.00	N/R	784,847
9,023	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, River Point Plaza Redevelopment Project, Series 2018, 4.835%, 4/15/28, 144A	1/23 at 100.00	N/R	9,355,678
5,168	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26 (4)	5/21 at 100.00	N/R	3,858,837
3,983	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Pullman Park/Chicago Redevelopement Project, Series 2013A, 7.125%, 3/15/33	4/21 at 100.00	N/R	3,983,011
5,287	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Note, North Pullman Chicago Neighborhood Initiative, IncRedevelopement Project-Whole Foods Warehouse & Distribution, 5.000%, 3/15/34, 144A	7/21 at 100.00	N/R	5,296,838

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Illinois (continued)
	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Refunding Senior Lien Series 2018A:
$ 20,320	4.000%, 1/01/43 (AMT) (UB) (5)	1/29 at 100.00	A	22,803,307
30,550	5.000%, 1/01/48 (AMT) (UB) (5)	1/29 at 100.00	A	36,094,519
6,375	5.000%, 1/01/53 (AMT) (UB) (5)	1/29 at 100.00	A	7,501,271
	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Senior Lien Series 2018B:
18,485	4.000%, 1/01/44 (UB) (5)	1/29 at 100.00	A	20,656,803
3,500	5.000%, 1/01/48 (UB) (5)	1/29 at 100.00	A	4,189,815
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
9,325	0.000%, 1/01/34 – FGIC Insured	No Opt. Call	BBB-	6,496,448
32,270	0.000%, 1/01/39 – NPFG Insured	No Opt. Call	BBB-	18,418,425
	Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21 Program, Series 2002B:
2,595	5.500%, 1/01/31	1/25 at 100.00	Ba1	2,929,002
2,000	5.500%, 1/01/34	1/25 at 100.00	Ba1	2,244,440
2,500	5.500%, 1/01/37	1/25 at 100.00	Ba1	2,793,375
	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A:
2,995	5.250%, 1/01/30	1/24 at 100.00	Ba1	3,259,938
1,445	5.250%, 1/01/32	1/24 at 100.00	Ba1	1,572,319
5,000	5.000%, 1/01/35	1/24 at 100.00	Ba1	5,387,150
	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A:
5,000	5.625%, 1/01/30	1/27 at 100.00	BBB-	6,013,550
15,025	5.750%, 1/01/33	1/27 at 100.00	BBB-	17,992,437
92,600	6.000%, 1/01/38	1/27 at 100.00	BBB-	111,470,028
	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2003B:
2,740	5.250%, 1/01/28	1/25 at 100.00	Ba1	3,088,336
2,900	5.500%, 1/01/34	1/25 at 100.00	Ba1	3,254,438
	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D:
6,000	5.500%, 1/01/33	1/25 at 100.00	Ba1	6,745,680
6,850	5.500%, 1/01/37	1/25 at 100.00	Ba1	7,653,847
15,815	5.500%, 1/01/40	1/25 at 100.00	Ba1	17,604,625
	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2008C:
1,000	0.000%, 1/01/27	No Opt. Call	Ba1	877,270
5,030	0.000%, 1/01/29	No Opt. Call	Ba1	4,100,959
	Chicago, Illinois, General Obligation Bonds, Project Series 2011A:
3,070	5.250%, 1/01/35	5/21 at 100.00	Ba1	3,076,324
4,130	5.000%, 1/01/40	5/21 at 100.00	Ba1	4,137,228
9,400	Chicago, Illinois, General Obligation Bonds, Project Series 2012A, 5.000%, 1/01/33	1/22 at 100.00	Ba1	9,609,808
3,365	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, 5.000%, 1/01/35	1/26 at 100.00	BBB-	3,786,567

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Illinois (continued)
	Chicago, Illinois, General Obligation Bonds, Series 2000A:
$ 5,515	0.000%, 1/01/28 – FGIC Insured	No Opt. Call	BBB-	4,789,391
4,125	0.000%, 1/01/29 – FGIC Insured	No Opt. Call	BBB-	3,459,555
	Chicago, Illinois, General Obligation Bonds, Series 2015A:
3,900	5.500%, 1/01/35	1/25 at 100.00	BBB-	4,371,159
4,775	5.500%, 1/01/39	1/25 at 100.00	BBB-	5,320,973
1,795	Chicago, Illinois, General Obligation Bonds, Series 2019A, 5.000%, 1/01/44	1/29 at 100.00	BBB-	2,087,624
800	Chicago, Illinois, General Obligation Bonds, Tender Option Bond Trust 2016-XF2342, 22.807%, 1/01/35 – AGM Insured, 144A (IF) (5)	4/21 at 100.00	A2	810,768
8,110	Chicago, Illinois, General Obligation Bonds, VAribale Rate Demand Series 2007F, 5.500%, 1/01/42	1/25 at 100.00	Ba1	9,004,127
6,000	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2017, 4.000%, 11/15/39 (UB)	11/27 at 100.00	AA-	6,749,520
	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2018:
1,400	4.000%, 11/15/34 (UB) (5)	11/27 at 100.00	AA-	1,619,408
16,170	4.000%, 11/15/37 (UB) (5)	11/27 at 100.00	AA-	18,245,905
1,645	4.000%, 11/15/38 (UB) (5)	11/27 at 100.00	AA-	1,851,925
495	East Dundee, Illinois, Kane and Cook Counties, Illinois, Limited Obligation Tax Increment Revenue Bonds, Route 25 South Redevelopment Project, Series 2012, 5.250%, 12/01/22	12/21 at 100.00	N/R	497,465
6,870	Evergreen Park, Cook County, Illinois, Sales Tax Revenue Bonds, Evergreen Plaza Development Project, Senior Lien Series 2019A, 4.375%, 12/01/36, 144A	12/29 at 100.00	N/R	6,752,798
2,000	IIllinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bonds Trust 2015-XF0230, 22.457%, 12/01/21, 144A (IF) (5)	No Opt. Call	A1	3,069,660
930	Illinois Development Finance Authority, Environmental Services Revenue Bonds, Citgo Petroleum Corporation Project, Series 2002, 8.000%, 6/01/32 (AMT)	5/21 at 100.00	B3	930,986
	Illinois Finance Authority Revenue Bonds, Ness Healthcare NFP, Series 2016A:
11,295	6.250%, 11/01/36 , 144A (4)	11/26 at 100.00	N/R	9,367,847
13,325	6.375%, 11/01/46 , 144A (4)	11/26 at 100.00	N/R	10,434,408
1,870	Illinois Finance Authority Revenue Bonds, Ness Healthcare NFP, Taxable Series 2016B, 10.000%, 11/01/24, 144A (4)	No Opt. Call	N/R	1,759,090
46,000	Illinois Finance Authority Revenue Bonds, OSF Healthcare System, Refunding Series 2018A, 4.125%, 5/15/47 (UB) (5)	11/28 at 100.00	A3	51,803,360
	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A:
845	5.750%, 12/01/35 , 144A	12/25 at 100.00	N/R	930,937
4,475	6.000%, 12/01/45 , 144A	12/25 at 100.00	N/R	4,959,643
	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A:
1,285	6.875%, 10/01/31	10/21 at 100.00	BB+	1,312,011
5,210	7.125%, 10/01/41	10/21 at 100.00	BB+	5,311,178

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Local Government Program Revenue Bonds, Maine Township High School District Number 207 Project, Series 2019:
$ 9,645	4.000%, 12/01/34 (UB) (5)	12/29 at 100.00	Aa1	11,498,480
5,500	4.000%, 12/01/37 (UB) (5)	12/29 at 100.00	Aa1	6,444,515
11,690	4.000%, 12/01/38 (UB) (5)	12/29 at 100.00	Aa1	13,647,490
12,200	4.000%, 11/01/39 (UB) (5)	12/29 at 100.00	Aa1	14,200,068
	Illinois Finance Authority, Revenue Bonds, Admiral at the Lake Project, Refunding Series 2017:
4,500	5.250%, 5/15/42	5/24 at 103.00	N/R	4,477,005
450	5.250%, 5/15/54	5/24 at 103.00	N/R	434,237
29,150	5.500%, 5/15/54	5/24 at 103.00	N/R	29,177,984
44,090	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012, 4.000%, 6/01/47 (UB) (5)	6/22 at 100.00	Aa3	44,914,042
	Illinois Finance Authority, Revenue Bonds, Ann & Robert H Lurie Children's Hospital of Chicago, Refunding Series 2017:
2,500	4.000%, 8/15/37 (UB) (5)	8/27 at 100.00	AA-	2,801,525
6,000	4.000%, 8/15/39 (UB) (5)	8/27 at 100.00	AA-	6,695,280
2,455	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network, Series 2016C, 4.000%, 2/15/36 (UB)	2/27 at 100.00	Aa2	2,766,613
5,190	Illinois Finance Authority, Revenue Bonds, Central Baptist Village, Series 2007, 5.375%, 11/15/39	5/21 at 100.00	N/R	5,191,142
760	Illinois Finance Authority, Revenue Bonds, De Kalb Supportive Living Project, Series 2007, 6.100%, 12/01/41 (AMT)	5/21 at 100.00	N/R	726,454
2,905	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 6.000%, 10/01/48	10/22 at 100.00	BBB-	3,008,360
33,960	Illinois Finance Authority, Revenue Bonds, Northshore University HealthSystem, Series 2020A, 3.250%, 8/15/49 (UB) (5)	8/30 at 100.00	AA-	35,784,331
3,500	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial HealthCare, Series 2013, 4.000%, 8/15/42 (UB) (5)	8/22 at 100.00	Aa2	3,603,635
119,100	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Series 2017A, 4.000%, 7/15/47 (UB) (5)	1/28 at 100.00	Aa2	133,567,077
	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Tender Option Bond Trust 2015-XF0076:
560	17.967%, 8/15/37 , 144A (IF)	8/22 at 100.00	Aa2	694,523
1,000	17.967%, 8/15/37 , 144A (IF)	8/22 at 100.00	Aa2	1,240,220
1,925	17.978%, 8/15/37 , 144A (IF)	8/22 at 100.00	Aa2	2,382,284
32,685	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2020A, 3.000%, 5/15/50 (UB) (5)	11/30 at 100.00	A3	33,094,216
	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Tender Option Bonds Trust 2016-XF2338:
3,525	17.772%, 5/15/41 (Pre-refunded 5/15/22), 144A (IF) (5)	5/22 at 100.00	A3 (7)	4,283,862
2,500	17.772%, 5/15/41 (Pre-refunded 5/15/22), 144A (IF) (5)	5/22 at 100.00	A3 (7)	3,038,200

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2019A:
$ 7,650	6.125%, 4/01/49 , 144A	10/28 at 100.50	N/R	9,081,162
21,995	6.125%, 4/01/58 , 144A	10/28 at 100.50	N/R	25,965,757
	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond Trust 2015-XF0121:
665	21.601%, 8/15/41 – AGM Insured, 144A (IF) (5)	8/21 at 100.00	A2	709,602
1,030	21.719%, 8/15/41 – AGM Insured, 144A (IF) (5)	8/21 at 100.00	A2	1,099,484
69,495	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2016B, 4.000%, 8/15/41 (UB) (5)	2/27 at 100.00	A1	76,096,330
40,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago, Series 2018A, 5.000%, 10/01/48 (UB) (5)	10/27 at 100.00	AA-	48,362,800
3,035	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2013, 5.250%, 2/15/40	2/23 at 100.00	N/R	3,059,917
	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series 2015A:
17,800	5.000%, 10/01/46 (Pre-refunded 10/01/25) (UB) (5)	10/25 at 100.00	N/R (7)	21,298,590
2,200	5.000%, 10/01/46 (UB) (5)	10/25 at 100.00	AA-	2,589,092
1,660	Illinois Finance Authority, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - Cook LLC Northeastern Illinois University Project, Series 2015A, 5.000%, 7/01/47	7/25 at 100.00	B-	1,409,074
22,010	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized - Lifelink Developments, Series 2006, 4.850%, 4/20/41 (AMT) (UB) (5)	4/21 at 100.00	AA+	22,046,757
	Illinois Sports Facility Authority, State Tax Supported Bonds, Tender Option Bond Trust 2015-XF1009:
2,245	18.776%, 6/15/32 – AGM Insured, 144A (IF) (5)	6/24 at 100.00	BB+	3,254,801
3,305	18.779%, 6/15/32 – AGM Insured, 144A (IF) (5)	6/24 at 100.00	BB+	4,791,853
250	18.786%, 6/15/32 – AGM Insured, 144A (IF) (5)	6/24 at 100.00	BB+	362,513
	Illinois State, General Obligation Bonds, April Series 2014:
8,695	5.000%, 4/01/36 – AGM Insured (UB) (5)	4/24 at 100.00	A2	9,408,164
5,000	5.000%, 4/01/39	4/24 at 100.00	BBB-	5,371,250
4,445	Illinois State, General Obligation Bonds, February Series 2014, 5.000%, 2/01/39	2/24 at 100.00	BBB-	4,757,128
1,300	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/41	1/26 at 100.00	BBB-	1,440,660
	Illinois State, General Obligation Bonds, March Series 2012:
11,500	5.000%, 3/01/30 (UB) (5)	3/22 at 100.00	BBB-	11,843,505
10,500	5.000%, 3/01/33 (UB) (5)	3/22 at 100.00	BBB-	10,791,060
	Illinois State, General Obligation Bonds, March Series 2021A:
1,000	4.000%, 3/01/41	3/31 at 100.00	BBB-	1,097,712
9,000	5.000%, 3/01/46	3/31 at 100.00	BBB-	10,710,828
	Illinois State, General Obligation Bonds, May Series 2014:
7,625	5.000%, 5/01/33 (UB) (5)	5/24 at 100.00	BBB-	8,278,234
100	5.000%, 5/01/36	5/24 at 100.00	BBB-	107,931
10,285	Illinois State, General Obligation Bonds, May Series 2020, 5.750%, 5/01/45	5/30 at 100.00	BBB-	12,803,282

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois State, General Obligation Bonds, Series 2013:
$ 170	5.500%, 7/01/26	7/23 at 100.00	BBB-	185,978
100	5.500%, 7/01/38	7/23 at 100.00	BBB-	107,031
1,795	Illinois State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1006, 17.754%, 4/01/32 – AGM Insured, 144A (IF) (5)	4/24 at 100.00	A2	2,434,487
6,665	Illinois State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1010, 17.990%, 2/01/39 – AGM Insured, 144A (IF) (5)	2/24 at 100.00	A2	8,641,972
	Illinois State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1012:
2,750	17.692%, 7/01/28 – AGM Insured, 144A (IF) (5)	7/23 at 100.00	BBB-	3,579,978
1,850	18.682%, 7/01/33 – AGM Insured, 144A (IF) (5)	7/23 at 100.00	BBB-	2,385,113
8,825	Illinois State, Sales Tax Revenue Bonds, Build Illinois, Junior Obligation September Series 2016A, 4.000%, 6/15/31 (UB) (5)	6/26 at 100.00	BBB	9,678,466
	Lombard Public Facilities Corporation, Illinois, Conference Center and Hotel Revenue Bonds, First Tier Series 2005A-2:
6,805	5.500%, 1/01/30 , 144A (4)	3/28 at 100.00	N/R	6,855,833
4,015	5.500%, 1/01/36 , 144A (4)	3/28 at 100.00	N/R	3,914,665
1,220	Matteson, Illinois, Tax Increment Revenue Bonds, Limited Obligation Series 2015, 6.500%, 12/01/35	12/26 at 100.00	N/R	1,332,472
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B:
8,715	0.000%, 12/15/41 – AGM Insured	No Opt. Call	A2	4,799,438
10	0.000%, 12/15/50	No Opt. Call	BB+	3,573
7,100	0.000%, 12/15/50 – AGM Insured	No Opt. Call	A2	2,818,132
7,785	0.000%, 12/15/51 – AGM Insured	No Opt. Call	A2	2,986,170
7,735	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2020A, 4.000%, 6/15/50 (UB) (5)	12/29 at 100.00	A2	8,649,354
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A:
12,900	0.000%, 12/15/52 – AGM Insured	No Opt. Call	BB+	4,781,256
985	5.000%, 6/15/53	12/25 at 100.00	BB+	1,108,972
7,360	5.000%, 6/15/53 (UB) (5)	12/25 at 100.00	BB+	8,286,330
75,640	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017B, 0.000%, 12/15/54	No Opt. Call	BB+	23,216,942
31,480	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/43 – AGM Insured (UB) (5)	No Opt. Call	BB+	16,385,970

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Illinois (continued)
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
$ 20,305	0.000%, 12/15/34 – NPFG Insured	No Opt. Call	BB+	14,133,092
8,470	0.000%, 6/15/35 – NPFG Insured	No Opt. Call	BB+	5,786,111
15,425	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	BB+	10,316,548
24,650	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	BB+	15,799,664
42,555	0.000%, 6/15/38 – NPFG Insured	No Opt. Call	BB+	25,654,282
25,000	0.000%, 12/15/40 – AGM Insured (UB) (5)	No Opt. Call	A2	14,447,750
155	0.000%, 6/15/41 – NPFG Insured	No Opt. Call	BB+	82,398
4,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Tender Option Bond Trust 2015-XF1045, 17.490%, 6/15/52, 144A (IF) (5)	6/22 at 100.00	BB+	4,545,920
2,260	Morton Grove, Illinois, Tax Increment Revenue Bonds, Sawmill Station Redevelopment Project, Senior Lien Series 2019, 5.000%, 1/01/39	1/26 at 100.00	N/R	2,300,816
2,712	North Pullman Chicago Neighborhood Initiatives, Inc, Illinois, Certificates of Participation, Gotham Greens Greenhouse Facility, Redevelopment Project, Series 2018A, 6.000%, 3/15/34, 144A	8/21 at 100.00	N/R	2,714,132
4,765	Rantoul, Champaign County, Illinois, Tax Increment Revenue Bonds, Evans Road Series 2013B, 7.000%, 12/01/33	12/23 at 100.00	N/R	4,899,802
	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2018B:
14,340	4.000%, 6/01/45 (UB) (5)	6/28 at 100.00	AA	15,654,691
20,000	4.000%, 6/01/48 (UB) (5)	6/28 at 100.00	AA	21,559,600
0 (9)	Robbins, Illinois, Resource Recovery Revenue Bonds, Restructuring Project Guaranteed by Foster Wheeler Ltd, Series 1999C, 7.250%, 10/15/24 (AMT)	No Opt. Call	N/R	189
51,495	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitzation Bonds, Series 2018A, 4.000%, 1/01/48 (UB) (5)	1/28 at 100.00	AA-	56,208,852
	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitzation Bonds, Series 2018C:
40,000	5.250%, 1/01/48 (UB) (5)	1/29 at 100.00	AA-	48,024,000
40,000	5.250%, 1/01/48 (UB) (5)	1/29 at 100.00	AA	48,306,400
26,800	Southwestern Illinois Development Authority, Environmental Improvement Revenue Bonds, US Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)	8/22 at 100.00	Caa2	27,775,252
	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc, Series 2013:
500	7.250%, 11/01/33 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (7)	588,545
7,375	7.250%, 11/01/36 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (7)	8,681,039
1,000	Upper Illinois River Valley Development Authority, Education Facilities Revenue Bonds, Prairie Crossing Charter School, Series 2020, 5.000%, 1/01/55, 144A	1/27 at 100.00	N/R	1,036,740
1,210	Volo Village, Illinois, Special Tax Bonds, Special Service Area 17, Series 2017, 5.500%, 3/01/47	3/25 at 100.00	N/R	1,253,318
1,443	Waukegan, Illinois, Special Assessment Improvement Bonds, Fountain Square, Series 2005, 6.125%, 3/01/30	5/21 at 100.00	N/R	1,445,352
140	Wayne Village, Illinois, Special Service Area 5 Assessment Bonds, Series 2007, 5.800%, 1/15/23	5/21 at 100.00	N/R	140,011

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 3,695	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 4.800%, 1/01/26 (4)	4/21 at 100.00	N/R	1,514,950
2,370	Yorkville United City, Kendall County, Illinois, Sales Tax Revenue Bonds, Kendall Marketplace Project, Series 2007, 6.000%, 1/01/26 (4)	4/21 at 100.00	N/R	2,133,251
1,900	Yorkville, Illinois, Special Tax Bonds, Special Service Area 2003-100 Raintree Village Project, Series 2013, 5.000%, 3/01/33	3/23 at 100.00	N/R	1,914,649
4,985	Yorkville, Illinois, Special Tax Bonds, Special Service Area 2006-113 Cannoball & Beecher, Series 2007, 5.750%, 3/01/28	5/21 at 100.00	N/R	4,990,085
2,381,051	Total Illinois			2,503,081,706
	Indiana – 1.0%
2,500	Anderson, Indiana, Multifamily Housing Revenue Bonds, Sweet Galilee at the Wigwam Project, Series 2020A, 5.375%, 1/01/40	1/27 at 102.00	N/R	2,570,650
	City of Fort Wayne, Indiana Multifamily Housing Revenue Bonds, Silver Birch of Fort Wayne Project, Series 2017:
510	5.125%, 1/01/32	1/23 at 105.00	N/R	514,697
4,465	5.350%, 1/01/38	1/23 at 105.00	N/R	4,489,647
7,045	City of Fort Wayne, Indiana Multifamily Housing Revenue Bonds, Silver Birch of Fort Wayne Project, Series 2018, 5.625%, 1/01/38, 144A	1/24 at 105.00	N/R	7,278,401
4,500	Gary Local Public Improvement Bond Bank, Indiana, Economic Development Revenue Bonds, Drexel Foundation for Educational Excellence Project, Refunding Series 2020A, 5.875%, 6/01/55, 144A	6/30 at 100.00	N/R	4,677,120
250	Gary Local Public Improvement Bond Bank, Indiana, Economic Development Revenue Bonds, Drexel Foundation for Educational Excellence Project, Taxable Refunding Series 2020B, 5.000%, 6/01/25, 144A	No Opt. Call	N/R	251,968
1,595	Indiana Bond Bank, Special Program Bonds, Hendricks Regional Health Project, Tender Option Bond Trust 2016-XL0019, 18.495%, 4/01/30 – AMBAC Insured, 144A (IF) (5)	No Opt. Call	AA	3,653,491
7,355	Indiana Finance Authority, Educational Facilities Revenue Bonds, 21st Century Charter School Project, Series 2013A, 6.250%, 3/01/43	3/23 at 100.00	B+	7,475,548
7,465	Indiana Finance Authority, Educational Facilities Revenue Bonds, Avondale Meadows Academy Peoject, Series 2017, 5.375%, 7/01/47	7/27 at 100.00	BB	8,164,172
3,050	Indiana Finance Authority, Educational Facilities Revenue Bonds, Circle City Preparatory Inc Project, Series 2021A, 5.000%, 12/01/55	12/27 at 103.00	N/R	3,063,720
400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Circle City Preparatory Inc Project, Taxable Series 2021B, 5.000%, 12/01/27	No Opt. Call	N/R	399,157
4,370	Indiana Finance Authority, Educational Facilities Revenue Bonds, Discovery Charter School Project, Series 2015A, 7.250%, 12/01/45	12/25 at 100.00	BB-	4,792,448
	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Northwest Indiana Inc Project, Series 2016:
2,170	7.000%, 12/01/34 , 144A	12/24 at 100.00	N/R	2,283,578
5,640	7.250%, 12/01/44 , 144A	12/24 at 100.00	N/R	5,914,724
10,500	Indiana Finance Authority, Educational Facilities Revenue Bonds, Victory College Prep Project, Series 2021A, 4.500%, 12/01/55, 144A	12/27 at 103.00	N/R	10,548,480
505	Indiana Finance Authority, Educational Facilities Revenue Bonds, Victory College Prep Project, Series 2021B, 4.500%, 12/01/23	No Opt. Call	N/R	506,210

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Indiana (continued)
$ 1,000	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2021A, 4.125%, 12/01/26	No Opt. Call	Caa2	1,054,095
21,355	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)	8/22 at 100.00	Caa2	22,132,108
	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Tender Option Bond Trust 2015-XF1026:
3,750	17.926%, 5/01/42 (Pre-refunded 5/01/23), 144A (IF) (5)	5/23 at 100.00	A (7)	5,251,312
1,000	17.926%, 5/01/42 (Pre-refunded 5/01/23), 144A (IF) (5)	5/23 at 100.00	A (7)	1,400,350
1,600	17.926%, 5/01/42 (Pre-refunded 5/01/23), 144A (IF) (5)	5/23 at 100.00	A (7)	2,240,560
1,000	17.926%, 5/01/42 (Pre-refunded 5/01/23), 144A (IF) (5)	5/23 at 100.00	A (7)	1,400,350
40,000	Indiana Finance Authority, Hospital Revenue Bonds, Indiana Unversity Health Obligation Group, Fixed Rate Series 2019A, 4.000%, 12/01/49 (UB) (5)	12/29 at 100.00	AA	45,565,200
	Indiana Finance Authority, Hospital Revenue Bonds, King's Daughters' Hospital and Health Services, Series 2010:
1,045	5.500%, 8/15/40	5/21 at 100.00	Baa2	1,046,829
875	5.500%, 8/15/45	5/21 at 100.00	Baa2	876,514
4,000	Merrillville, Indiana, Economic Development Revenue Bonds, Belvedere Housing Project, Series 2016, 5.750%, 4/01/36	4/24 at 102.00	N/R	4,130,960
21,500	Rockport, Indiana, Revenue Bonds, AK Steel Corporation, Series 2012, 7.000%, 6/01/28 (AMT)	2/22 at 100.00	CCC	22,059,000
1,900	Saint Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village Apartments, Series 2005A, 7.500%, 7/01/35	5/21 at 100.00	N/R	1,910,450
1,500	Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Series 2013, 7.250%, 11/01/43 (AMT)	11/23 at 100.00	N/R	1,585,620
18,375	Terre Haute, Indiana, Economic Development Solid Waste Facility Revenue Bonds, Pyrolyx USA Indiana, LLC Project, Series 2017A, 7.250%, 12/01/28 (AMT) (4)	No Opt. Call	N/R	11,025,000
185	Terre Haute, Indiana, Economic Development Solid Waste Facility Revenue Bonds, Pyrolyx USA Indiana, LLC Project, Series 2017B, 7.250%, 12/01/21	No Opt. Call	N/R	111,000
	Terre Haute, Indiana, Multifamily Housing Revenue Bonds, Silver Birch of Terre Haute Project, Series 2017:
480	5.100%, 1/01/32	1/23 at 105.00	N/R	483,787
4,560	5.350%, 1/01/38	1/23 at 105.00	N/R	4,585,171
	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc, Series 2011:
5,000	7.750%, 9/01/31 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (7)	5,152,700
5,000	8.000%, 9/01/41 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (7)	5,156,950
3,950	Whiting Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2016, 4.000%, 1/15/32	1/23 at 100.00	N/R	3,945,497
200,395	Total Indiana			207,697,464
	Iowa – 1.2%
155,120	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	Ba3	160,386,324
46,775	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	B+	51,259,319

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Iowa (continued)
$ 8,525	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory Put 12/01/37)	12/22 at 105.00	BB-	9,431,207
	Iowa Finance Authority, Senior Housing Revenue Bonds, PHS Council Bluffs, Inc Project, Series 2018:
750	5.000%, 8/01/38	8/23 at 102.00	N/R	782,498
2,050	5.125%, 8/01/48	8/23 at 102.00	N/R	2,136,531
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
9,845	5.500%, 6/01/42	5/21 at 100.00	B-	9,979,581
13,640	5.625%, 6/01/46	5/21 at 100.00	B-	13,826,459
236,705	Total Iowa			247,801,919
	Kansas – 0.4%
7,140	Leavenworth County Unified School District 464, Tonganoxie, Kansas, General Obligation Bonds, Refunding & Improvement Series 2019A, 4.000%, 9/01/45 (UB) (5)	9/27 at 100.00	A1	8,007,296
2,850	Lenexa, Kansas, Health Care Facilities Revenue Bonds, Lakeview Village Inc, Series 2017A, 5.000%, 5/15/43	5/27 at 100.00	BB+	3,107,811
	Olathe, Kansas, Tax Increment Revenue Bonds, Gateway Area 1 Special Obligation Series 2006:
609	1.000%, 3/01/21 (4)	No Opt. Call	N/R	280,104
2,911	1.000%, 3/01/26 (4)	5/21 at 100.00	N/R	1,338,894
2,174	Olathe, Kansas, Transportation Development District Sales Tax Revenue Bonds, Gateway Project Area lA, Series 2006, 1.750%, 12/01/28 (4)	5/21 at 100.00	N/R	370,699
2,300	Overland Park, Kansas, Sales Tax Revenue Bonds, Prairiefire Community Improvement District No 1 Project, Series 2012B, 6.100%, 12/15/34 (4)	12/22 at 100.00	N/R	1,150,000
	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012:
7,385	4.375%, 12/15/23	12/22 at 100.00	N/R	5,349,103
5,000	5.250%, 12/15/29	12/22 at 100.00	N/R	3,004,850
10,955	6.000%, 12/15/32	12/22 at 100.00	N/R	6,117,710
10,725	Topeka, Kansas, Utility Revenue Bonds, Refunding Series 2018A, 4.000%, 8/01/48 (UB) (5)	8/26 at 100.00	Aa3	11,676,522
9,965	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, KU Health System, Refunding & Improvement Series 2015, 5.000%, 9/01/45 (UB) (5)	9/25 at 100.00	AA-	11,489,346
17,760	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, KU Health System, Series 2017A, 4.000%, 3/01/42 (UB) (5)	3/27 at 100.00	AA-	19,695,662
3,486	Wichita, Kansas, Multifamily Housing Revenue Bonds, Buttonwood Tree Apartments Project, Series 2002-I, 7.350%, 12/01/33 (Mandatory Put 4/07/21) (AMT)	No Opt. Call	N/R	3,494,337
	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015:
1,000	5.750%, 9/01/32	9/25 at 100.00	N/R	1,003,860
10,845	6.000%, 9/01/35	9/25 at 100.00	N/R	10,886,645
12,055	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 4-Major Multi-Sports Athletic Complex Project, Series 2015, 0.000%, 9/01/34, 144A	No Opt. Call	N/R	3,690,397
107,160	Total Kansas			90,663,236

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Kentucky – 0.4%
$ 3,000	Bell County, Kentucky, Special Assessment Industrial Building Revenue Bonds, Boone's Ridge Project, Series 2020, 6.000%, 12/01/40	12/30 at 100.00	N/R	3,113,220
	Campbellsville, Kentucky, Industrial Building Revenue Bonds, Campbellsville University Project, Series 2017:
4,580	5.000%, 3/01/39	3/27 at 100.00	N/R	4,726,148
2,500	4.500%, 3/01/47	3/27 at 100.00	N/R	2,421,800
9,850	Fayette County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2018A, 4.000%, 5/01/38 (UB) (5)	5/26 at 100.00	AA-	10,905,822
3,535	Fort Thomas, Kentucky, Special Obligation Revenue Bonds, Onr Highland Project Series 2020B, 5.500%, 9/01/50	9/30 at 100.00	N/R	3,761,629
5,240	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2015-XF1024, 19.070%, 1/01/45 (Pre-refunded 1/01/23), 144A (IF) (5)	1/23 at 100.00	BBB+ (7)	7,064,830
2,500	Kentucky Economic Development Finance Authority, Kentucky, Healthcare Facilities Revenue Bonds, Rosedale Green Project, Refunding Series 2015, 5.750%, 11/15/45	11/25 at 100.00	N/R	2,531,050
6,760	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45	7/25 at 100.00	Baa2	7,455,942
22,500	Louisville/Jefferson County Metro Government, Kentucky, Health System Revenue Bonds, Norton Healthcare, Inc, Series 2020A, 3.000%, 10/01/43 (UB) (5)	10/29 at 100.00	A	23,332,500
4,975	Newport, Kentucky, Special Obligation Revenue Bonds, Newport Clifton Project, Series 2020B, 5.500%, 12/01/60	12/30 at 100.00	N/R	5,007,941
	University of Louisville, Kentucky, Revenue Bonds, General Reciepts Series 2020A:
5,945	2.625%, 9/01/46 – AGM Insured (UB) (5)	9/28 at 100.00	A1	5,865,813
7,970	2.750%, 9/01/50 – AGM Insured (UB) (5)	9/28 at 100.00	A1	7,933,258
79,355	Total Kentucky			84,119,953
	Louisiana – 1.2%
38,480	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	40,899,238
4,350	Jefferson Parish Economic Development and Port District, Louisiana, Kenner Discovery Health Sciences Academy Project, Series 2018A, 5.625%, 6/15/48, 144A	6/28 at 100.00	N/R	4,833,807
11,285	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	11,452,582
1,250	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Cameron Parish GOMESA Project, Green Series 2018, 5.650%, 11/01/37, 144A	11/28 at 100.00	N/R	1,419,363
5,595	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Saint John the Baptist Parish GOMESA Project, Series 2019, 3.900%, 11/01/44, 144A	11/29 at 100.00	N/R	5,611,058
3,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Saint Martin Parish GOMESA Project, Series 2019, 4.400%, 11/01/44, 144A	11/28 at 100.00	N/R	3,115,380
3,500	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Saint Tammany Parish GOMESA Project, Series 2020, 3.875%, 11/01/45, 144A	11/29 at 100.00	N/R	3,597,713

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Terrebonne Parish GOMESA Project, Series 2018:
$ 2,100	5.375%, 11/01/38 , 144A	11/28 at 100.00	N/R	2,340,639
1,900	5.500%, 11/01/39 , 144A	11/28 at 100.00	N/R	2,081,697
2,080	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Vermilion Parish GOMESA Project, Green Series 2019, 4.625%, 11/01/38, 144A	11/28 at 100.00	N/R	2,215,886
4,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Student Housing Revenue Bonds, Provident Group - ULM Properties LLC-University of Louisiana at Monroe, 5.000%, 7/01/54, 144A	7/29 at 100.00	Ba3	3,990,000
10,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westside Habilitation Center Project, Refunding Series 2017A, 6.250%, 2/01/47, 144A	2/27 at 100.00	N/R	10,881,500
	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Lake Charles College Prep Project, Series 2019A:
3,315	5.000%, 6/01/49 , 144A	6/27 at 100.00	N/R	3,417,433
3,760	5.000%, 6/01/58 , 144A	6/27 at 100.00	N/R	3,855,805
4,225	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Lincoln Preparatory School Project, Series 2021A, 5.250%, 6/01/60, 144A	6/31 at 100.00	N/R	4,463,124
8,745	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2020A, 3.000%, 5/15/47 (UB) (5)	5/30 at 100.00	A3	8,921,562
	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Young Audiences Charter School, Series 2019A:
3,600	5.000%, 4/01/49 , 144A	4/27 at 100.00	N/R	3,672,720
3,965	5.000%, 4/01/57 , 144A	4/27 at 100.00	N/R	4,024,356
15,375	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36, 144A (AMT)	7/23 at 100.00	N/R	16,541,194
7,500	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Louisiana Children's Medical Center Hospital, Series 2020A, 3.000%, 6/01/50 – AGM Insured (UB) (5)	6/30 at 100.00	AA	7,804,800
5,000	Louisiana Public Facilities Authority, Lease Revenue Bonds, Provident Group-Flagship Properties LLC - Louisiana State University Nicolson Gateway Project, Series 2016A, 5.000%, 7/01/56 (UB) (5)	7/26 at 100.00	A3	5,649,350
1,000	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (7)	1,004,840
	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A:
405	7.750%, 12/15/31	12/21 at 100.00	N/R	417,697
7,425	8.000%, 12/15/41	12/21 at 100.00	N/R	7,642,255
	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2017:
4,515	0.000%, 10/01/33 (6)	No Opt. Call	BBB	4,636,318
20,000	0.000%, 10/01/46 (6)	10/33 at 100.00	BBB	20,288,400
600	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011, 6.750%, 5/15/41 (Pre-refunded 5/15/21)	5/21 at 100.00	A3 (7)	604,428

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter Academy Foundation Project, Series 2013A:
$ 3,900	8.250%, 12/15/38	12/23 at 100.00	N/R	4,181,346
4,125	8.375%, 12/15/43	12/23 at 100.00	N/R	4,359,547
5,000	Louisiana Public Facilities Authority, Solid Waste Disposal Facility Revenue Bonds, Lousiana Pellets Inc Project, Series 2015, 7.000%, 7/01/24, 144A (AMT) (4)	No Opt. Call	N/R	50
	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015:
5,000	5.000%, 6/01/40 (Pre-refunded 6/01/25) (UB) (5)	6/25 at 100.00	A (7)	5,890,250
8,660	5.000%, 6/01/45 (Pre-refunded 6/01/25) (UB) (5)	6/25 at 100.00	BBB+ (7)	10,201,913
	New Orleans, Louisiana, Water Revenue Bonds, Series 2015:
4,000	5.000%, 12/01/40 (Pre-refunded 12/01/25) (UB) (5)	12/25 at 100.00	BBB+ (7)	4,790,520
4,000	5.000%, 12/01/45 (Pre-refunded 12/01/25) (UB) (5)	12/25 at 100.00	BBB+ (7)	4,790,520
11,220	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2010, 6.350%, 7/01/40, 144A	6/30 at 100.00	BB-	14,281,265
	Saint Tammany Public Trust Financing Authority, Louisiana, Revenue Bonds, Christwood Project, Refunding Series 2015:
865	5.250%, 11/15/29	11/24 at 100.00	N/R	947,564
1,000	5.250%, 11/15/37	11/24 at 100.00	N/R	1,072,880
3,865	West Trace Community Development District, Westlake, Louisiana, Special Assessment Revenue Bonds, Series 2018, 6.875%, 12/01/46	No Opt. Call	N/R	3,992,197
228,605	Total Louisiana			239,891,197
	Maine – 0.1%
13,115	Maine Finance Authority, Solid Waste Disposal Revenue Bonds, Coastal Resources of Maine LLC Project, Green Series 2017, 5.375%, 12/15/33, 144A (AMT) (4)	12/26 at 100.00	N/R	7,213,250
4,500	Maine Finance Authority, Solid Waste Disposal Revenue Bonds, Coastal Resources of Maine LLC Project, Green Series 2019, 5.250%, 6/15/34 (4)	12/26 at 100.00	N/R	2,475,000
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
2,300	6.950%, 7/01/36 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	2,337,559
6,500	7.000%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	6,606,925
3,950	Rumford, Maine, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Series 2001, 6.875%, 10/01/26 (AMT)	5/21 at 100.00	B1	3,954,661
30,365	Total Maine			22,587,395
	Maryland – 1.5%
	Anne Arundel County, Maryland, Special Tax District Revenue Bonds, Villages at Two Rivers Projects, Series 2014:
1,310	4.900%, 7/01/30	7/24 at 100.00	N/R	1,359,518
1,035	5.125%, 7/01/36	7/24 at 100.00	N/R	1,074,113
1,840	5.250%, 7/01/44	7/24 at 100.00	N/R	1,908,522
9,260	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017, 5.000%, 9/01/46	9/27 at 100.00	CCC	9,351,674
1,500	Baltimore, Maryland, Special Obligation Bonds, Center/West Development Project, Series 2017A, 5.500%, 6/01/43	6/26 at 100.00	N/R	1,581,630

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Maryland (continued)
$ 2,040	Baltimore, Maryland, Special Obligation Bonds, East Baltimore Research Park Project, Series 2017A, 5.000%, 9/01/38	9/27 at 100.00	N/R	2,208,076
3,030	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series 2016, 5.125%, 6/01/43	6/26 at 100.00	N/R	3,254,341
2,000	Frederick County, Maryland, Special Obligation Bonds, Urbana Community Development Authority, Refunding Series 2020C, 4.000%, 7/01/50	7/30 at 100.00	N/R	2,219,900
3,845	Frederick County, Maryland, Tax Increment and Special Tax Limited Obligation Bonds, Jefferson Technology Park Project, Refunding Series 2020B, 4.625%, 7/01/43, 144A	7/30 at 102.00	N/R	4,407,485
	Howard County, Maryland, Special Obligation Bonds, Annapolis Junction Town Center Project, Series 2014:
725	5.800%, 2/15/34	2/24 at 100.00	N/R	723,637
1,000	6.100%, 2/15/44	2/24 at 100.00	N/R	991,390
3,150	Howard County, Maryland, Special Obligation Bonds, Downtown Columbia Project, Series 2017A, 4.500%, 2/15/47, 144A	2/26 at 100.00	N/R	3,285,292
29,010	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine Terminals Inc Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25	5/21 at 100.00	BB-	29,296,329
	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A:
1,650	5.000%, 12/01/21 (4)	No Opt. Call	N/R	990,000
90,070	5.000%, 12/01/31 (4)	5/21 at 100.00	N/R	54,042,000
4,500	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006B, 5.250%, 12/01/31 (4)	5/21 at 100.00	N/R	2,700,000
	Maryland Economic Development Corporation, Special Obligation Bonds, Metro Centre Owings Mills Project, Series 2017:
3,000	4.375%, 7/01/36	1/27 at 100.00	N/R	3,184,950
4,460	4.500%, 7/01/44	1/27 at 100.00	N/R	4,737,501
1,000	Maryland Economic Development Corporation, Special Obligation Bonds, Port Covington Project, Series 2020, 4.000%, 9/01/50	9/30 at 100.00	N/R	1,080,549
2,415	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Morgan State University Project, Series 2020, 5.000%, 7/01/56	7/30 at 100.00	BBB-	2,842,623
1,800	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Ascenison Health Alliance Senior Credit Group, Series 2012B, 5.000%, 11/15/51 (Pre-refunded 11/15/21) (UB) (5)	11/21 at 100.00	AA+ (7)	1,854,090
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Ascenison Health Alliance Senior Credit Group, Tender Option Bond Trust 2015-XF130:
1,155	21.876%, 5/15/21 , 144A (IF) (5)	No Opt. Call	AA+	1,328,550
1,000	21.876%, 5/15/21 , 144A (IF) (5)	No Opt. Call	AA+	1,150,260
1,135	21.833%, 11/15/43 (Pre-refunded 11/15/21), 144A (IF) (5)	11/21 at 100.00	AA+ (7)	1,305,205
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Green Street Academy, Series 2017A:
1,000	5.125%, 7/01/37 , 144A	7/27 at 100.00	N/R	1,088,560
1,800	5.250%, 7/01/47 , 144A	7/27 at 100.00	N/R	1,939,500
1,530	5.375%, 7/01/52 , 144A	7/27 at 100.00	N/R	1,654,680

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Maryland (continued)
$ 20,440	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2015, 5.000%, 8/15/42 (UB) (5)	2/25 at 100.00	A	23,246,616
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2017A:
34,180	5.000%, 5/15/45 (UB) (5)	5/27 at 100.00	A	40,728,546
17,070	4.000%, 5/15/47 (UB) (5)	5/27 at 100.00	A	18,636,002
2,495	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Tender Option Bond Trust 2015-XF1021, 17.699%, 8/15/42, 144A (IF) (5)	2/25 at 100.00	A	3,863,308
19,710	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Taxable Series 2017D, 4.000%, 7/01/48 (UB) (5)	1/28 at 100.00	A-	21,492,572
20,170	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Bonds, Hillside Senior Living Apartments, Series 2018, 4.950%, 2/01/60 (Mandatory Put 3/01/36), 144A	3/34 at 100.00	N/R	21,342,885
19,970	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015, 5.000%, 12/01/44 (UB) (5)	6/25 at 100.00	AA-	23,228,705
5,100	Prince George's County Revenue Authority, Maryland, Special Obligation Bonds, Suitland-Naylor Road Project, Series 2016, 5.000%, 7/01/46, 144A	1/26 at 100.00	N/R	5,496,015
	Washington Suburban Sanitary District, Montgomery and Prince George's Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Green Second Series 2019B:
1,775	3.000%, 6/01/47 (UB) (5)	6/29 at 100.00	AAA	1,886,150
1,085	3.000%, 6/01/49 (UB) (5)	6/29 at 100.00	AAA	1,150,588
318,255	Total Maryland			302,631,762
	Massachusetts – 0.5%
6,880	Attleboro, Massachusetts, General Obligation Bonds, School Project, Series 2020, 2.625%, 10/15/50 (UB) (5)	10/28 at 100.00	AA	6,960,221
	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A:
1,255	6.000%, 1/01/33 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R (7)	1,414,485
1,245	6.000%, 1/01/33	1/23 at 100.00	N/R	1,335,574
7,500	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2014, 5.125%, 7/01/44	7/24 at 100.00	BBB-	8,226,300
16,000	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System Issue, Series 2015-O1, 5.000%, 7/01/45 (UB) (5)	7/25 at 100.00	AA-	18,576,800
15,235	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2020C, 3.000%, 10/01/45 – AGM Insured (UB) (5)	10/30 at 100.00	BBB+	15,547,013
13,930	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K, Series 2017B, 4.250%, 7/01/46 (AMT) (UB)	7/26 at 100.00	A	14,743,373
10,130	Massachusetts Port Authority, Revenue Bonds, Refunding Series 2016B, 4.000%, 7/01/46 (AMT) (UB) (5)	7/26 at 100.00	AA-	11,161,740
15,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2018D, 4.000%, 5/01/48 (UB)	5/28 at 100.00	AA	17,162,250
87,175	Total Massachusetts			95,127,756

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Michigan – 1.6%
$ 1,155	Advanced Technology Academy, Michigan, Public School Academy Revenue Bonds, Refunding Series 2019, 5.000%, 11/01/44	11/27 at 102.00	BB	1,255,762
1,050	Chandler Park Academy, Michigan, Public School Academy Charter School Revenue Bonds, Series 2005, 5.125%, 11/01/30	5/21 at 100.00	BBB-	1,051,449
1,955	Concord Academy, Boyne City, Michigan, Certificates of Participation, Series 2007, 5.600%, 11/01/36	5/21 at 100.00	N/R	1,853,751
	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007:
2,930	5.000%, 11/01/26	5/21 at 100.00	B	2,903,190
3,750	5.250%, 11/01/31	5/21 at 100.00	B	3,602,812
3,840	5.250%, 11/01/36	5/21 at 100.00	B	3,493,056
	Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds, Refunding Series 2013:
2,760	6.000%, 10/01/33	10/23 at 100.00	N/R	2,823,149
4,110	6.000%, 10/01/43	10/23 at 100.00	N/R	4,165,690
	Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series 2005:
935	5.650%, 11/01/25	5/21 at 100.00	B-	819,602
500	5.750%, 11/01/30	5/21 at 100.00	B-	389,845
2,425	5.750%, 11/01/35	5/21 at 100.00	B-	1,715,081
1,005	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21	3/21 at 100.00	B-	1,003,533
37,500	Detroit, Wayne County, Michigan, General Obligation Bonds, Financial Recovery Series 2014B-1, 4.000%, 4/01/44	5/21 at 100.00	N/R	34,934,625
	Detroit, Wayne County, Michigan, General Obligation Bonds, Series 2003A:
465	5.250%, 4/01/22	5/21 at 100.00	N/R	465,781
159	5.250%, 4/01/23	5/21 at 100.00	N/R	159,285
3,500	Flint International Academy, Michigan, Public School Academy Revenue Bonds, Series 2007, 5.750%, 10/01/37	5/21 at 100.00	BB	3,504,060
2,700	Kentwood Economic Development Corporation, Michigan, Limited Obligation Revenue Bonds, Holland Home Obligated Group, Refunding Series 2012, 5.625%, 11/15/41	5/22 at 100.00	BBB-	2,785,185
41,005	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of Wayne Criminal Justice Center Project, Senior Lien Series 2018, 4.000%, 11/01/48 (UB) (5)	11/28 at 100.00	Aa3	46,197,053
	Michigan Finance Authority, Hospital Revenue Bonds, McLaren Health Care, Refunding Series 2019A:
16,165	4.000%, 2/15/44 (UB) (5)	8/29 at 100.00	A1	18,394,638
5,000	4.000%, 2/15/47 (UB) (5)	8/29 at 100.00	A1	5,653,350
23,700	4.000%, 2/15/50 (UB) (5)	8/29 at 100.00	A1	26,715,825
13,710	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2019A-MI, 3.000%, 12/01/49 (UB) (5)	12/29 at 100.00	AA-	14,236,190
830	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Cesar Chavez Academy Project, Refunding Series 2019, 5.000%, 2/01/33	2/27 at 102.00	BB+	920,669
1,495	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Creative Montessori Academy Project, Series 2011, 7.000%, 5/01/31	5/21 at 100.00	BBB-	1,497,497

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 1,170	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Holly Academy Project, Refunding Series 2011, 8.000%, 10/01/40	10/21 at 100.00	BB+	1,195,518
6,510	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hope Academy Project, Series 2011, 8.125%, 4/01/41	5/21 at 100.00	B	6,217,701
400	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Old Redford Academy Project, Series 2010A, 6.500%, 12/01/40	5/21 at 100.00	BB-	400,400
11,015	Michigan Finance AuthorIty, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Refunding Series 2017 Private Placement of 2017, 5.900%, 7/15/46, 144A	7/27 at 100.00	N/R	9,598,361
1,000	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 7.000%, 10/01/36	10/21 at 100.00	B	899,010
39,645	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2006 Sold Tobacco Receipts Senior Current Interest Series 2020A-2, 5.000%, 6/01/40	12/30 at 100.00	BBB	50,119,209
5,000	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2006 Sold Tobacco Receipts, Taxable Series 2020B, 0.000%, 6/01/45	No Opt. Call	BBB-	1,307,700
	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2015A:
6,675	4.350%, 10/01/45 (UB) (5)	10/24 at 100.00	AA	7,130,435
13,525	4.600%, 4/01/52 (UB) (5)	10/24 at 100.00	AA	14,496,771
870	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007, 6.500%, 12/01/37	5/21 at 100.00	N/R	871,114
1,945	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2017, 7.000%, 12/01/46	12/27 at 100.00	N/R	2,112,328
1,505	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	5/21 at 100.00	BBB-	1,507,920
1,750	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Richfield Public School Academy, Series 2007, 5.000%, 9/01/36	5/21 at 100.00	BBB-	1,751,190
10,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2019-I, 4.000%, 4/15/54 (UB) (5)	10/29 at 100.00	AA-	11,443,100
590,580	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Capital Appreciation Turbo Term Series 2008C, 0.000%, 6/01/58	6/33 at 11.41	N/R	29,292,768
3,625	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, First Subordinate Capital Appreciation Series 2007B, 0.000%, 6/01/52	4/21 at 10.90	CCC-	394,219
50,000	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Taxable Capital Appreciation Turbo Term Series 2008B, 0.000%, 6/01/46	4/21 at 12.35	N/R	6,159,000
	Renaissance Public School Academy, Michigan, Public School Academy Revenue Bonds, Series 2012A:
965	5.500%, 5/01/27	5/22 at 100.00	BB	984,802
1,565	6.000%, 5/01/37	5/22 at 100.00	BB	1,598,961
1,500	Saline Economic Development Corporation, Michigan, Limited Obligation Revenue and Refunding Bonds, Evangelical Homes of Michigan, Series 2012, 5.250%, 6/01/32	6/22 at 100.00	BB	1,536,600
	Summit Academy North, Michigan, Revenue Bonds, Public School Academy Series 2011:
105	6.750%, 5/01/21	No Opt. Call	BB	105,298
1,615	7.750%, 5/01/31	5/21 at 100.00	BB	1,621,218
3,460	8.000%, 5/01/41	5/21 at 100.00	BB	3,472,629

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 2,295	Summit Academy, Michigan, Revenue Bonds, Public School Academy Series 2005, 6.375%, 11/01/35	5/21 at 100.00	B+	2,297,364
929,364	Total Michigan			337,054,694
	Minnesota – 0.9%
	Anoka, Minnesota, Health Care and Housing Facility Revenue Bonds, The Homestead at Anoka, Inc Project, Series 2014:
1,200	5.375%, 11/01/34	11/24 at 100.00	N/R	1,271,592
1,000	5.125%, 11/01/49	11/24 at 100.00	N/R	1,044,170
	Bethel, Minnesota Charter School Lease Revenue Bonds, Partnership Academy Project, Series 2018A:
3,040	5.000%, 7/01/38	7/26 at 102.00	N/R	3,296,363
1,570	5.000%, 7/01/53	7/26 at 102.00	N/R	1,676,666
13,345	Bloomington Port Authority, Minnesota, Recovery Zone Facility Revenue Bonds, Radisson Blu MOA, LLC Project, Series 2010, 9.000%, 12/01/35	5/21 at 100.00	N/R	13,353,674
	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Athlos Leadership Academy Project, Series 2015A:
750	5.500%, 7/01/40	7/25 at 100.00	N/R	797,317
1,420	5.750%, 7/01/46	7/25 at 100.00	N/R	1,513,053
2,000	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Prairie Seeds Academy Project, Refunding Series 2015A, 5.000%, 3/01/39	3/25 at 100.00	BB-	2,062,800
1,870	Chaska, Minnesota, Lease Revenue Bonds, World Learner School Project, Series, 8.000%, 12/01/43	12/21 at 100.00	N/R	1,937,731
	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project,Series 2016A:
700	5.000%, 7/01/36	7/24 at 102.00	N/R	759,675
2,510	5.000%, 7/01/47	7/24 at 102.00	N/R	2,693,933
	Columbia Heights, Minnesota, Charter School Lease Revenue Bonds, Prodeo Academy Project, Series 2019A:
6,000	5.000%, 7/01/49	7/27 at 102.00	N/R	6,350,340
2,000	5.000%, 7/01/54	7/27 at 102.00	N/R	2,109,620
	Columbus, Minnesota, Charter School Lease Revenue Bonds, New Millennium Academy Project, Series 2015A:
1,050	5.500%, 7/01/30	7/25 at 100.00	B	1,070,139
6,200	5.875%, 7/01/40	7/25 at 100.00	B	6,309,616
5,000	6.000%, 7/01/45	7/25 at 100.00	B	5,081,550
1,000	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2015A, 5.500%, 7/01/50	7/25 at 100.00	BB+	1,100,850
	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Seven Hills Preparatory Academy Project, Series 2017A:
1,000	5.000%, 10/01/37	10/24 at 100.00	N/R	1,035,550
1,700	5.000%, 10/01/49	10/24 at 100.00	N/R	1,747,022
2,000	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language Academy, Series 2019A, 5.375%, 8/01/50	8/27 at 102.00	BB+	2,262,580

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Minnesota (continued)
	Greenwood, Minnesota, Charter School Lease Revenue Bonds, Main Street School of Performing Arts Project, Series 2016A:
$ 2,360	5.000%, 7/01/36	7/26 at 100.00	N/R	2,488,644
4,925	5.000%, 7/01/47	7/26 at 100.00	N/R	5,115,253
2,575	Ham Lake, Minnesota Charter School Lease Revenue Bonds, Parnassus Preparatory School Project, Series 2016A, 5.000%, 11/01/47	11/26 at 100.00	BB	2,805,643
2,000	Hayward, Minnesota, Health Care Facilities Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Series 2014, 5.750%, 2/01/44	8/24 at 100.00	N/R	2,011,200
	Hugo, Minnesota, Charter School Lease Revenue Bonds, Noble Academy Project, Series 2014A:
810	5.000%, 7/01/34	7/24 at 100.00	BB	856,777
2,965	5.000%, 7/01/44	7/24 at 100.00	BB	3,098,039
1,870	Independence, Minnesota, Charter School Lease Revenue Bonds, Beacon Academy Project, Series 2016A, 5.000%, 7/01/48	7/26 at 100.00	N/R	1,924,941
2,285	International Falls, Minnesota, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1999, 6.850%, 12/01/29 (AMT)	5/21 at 100.00	B1	2,287,696
	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Friendship Academy of the Arts Project, Series 2019A:
1,385	5.250%, 12/01/43 , 144A	12/27 at 100.00	N/R	1,476,867
2,000	5.250%, 12/01/52 , 144A	12/27 at 100.00	N/R	2,115,940
	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project, Series 2016A:
1,000	5.000%, 7/01/36	7/24 at 102.00	N/R	1,062,740
2,640	5.000%, 7/01/47	7/24 at 102.00	N/R	2,785,596
1,110	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Northeast College Prep Project, Series 2020A, 5.000%, 7/01/55	7/30 at 100.00	N/R	1,178,221
	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Spero Academy Project, Series 2017A:
1,080	6.000%, 7/01/32 , 144A	7/27 at 100.00	N/R	1,223,608
1,250	6.250%, 7/01/37 , 144A	7/27 at 100.00	N/R	1,413,400
5,510	6.500%, 7/01/48 , 144A	7/27 at 100.00	N/R	6,205,197
	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Twin Cities International Schools Project, Series 2017A:
1,680	5.000%, 12/01/37 , 144A	12/27 at 100.00	N/R	1,862,028
5,625	5.000%, 12/01/47 , 144A	12/27 at 100.00	N/R	6,125,287
	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School Project, Series 2014A:
500	5.000%, 9/01/34	9/24 at 100.00	BB-	520,600
1,840	5.000%, 9/01/44	9/24 at 100.00	BB-	1,892,054
2,000	Rochester, Minnesota, Charter School Lease Revenue Bonds, Rochester Math & Science Academy Project, Series 2018A, 5.125%, 9/01/38	9/28 at 100.00	N/R	2,144,220

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Minnesota (continued)
	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A:
$ 2,025	5.000%, 4/01/36 (4)	4/26 at 100.00	N/R	1,417,500
3,085	5.000%, 4/01/46 (4)	4/26 at 100.00	N/R	2,159,500
2,500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community of Peace Academy Project, Refunding Series 2015A, 5.000%, 12/01/46	12/24 at 100.00	BBB-	2,666,300
21,815	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community School of Excellence, Series 2016A, 5.750%, 7/01/47, 144A	7/26 at 100.00	N/R	23,580,270
1,500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Great River School Project, Series 2017A, 5.500%, 7/01/52, 144A	7/27 at 100.00	N/R	1,663,200
4,750	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong College Prep Academy Project, Refunding Series 2020A, 5.000%, 9/01/55	9/30 at 100.00	BB+	5,523,347
5,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hope Community Academy Project, Series 2020A, 5.000%, 12/01/55	12/28 at 102.00	BB	5,229,640
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Metro Deaf School Project, Series 2018A:
1,200	5.000%, 6/15/38 , 144A	6/25 at 100.00	N/R	1,280,208
1,285	5.000%, 6/15/48 , 144A	6/25 at 100.00	N/R	1,359,723
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities Academy Project, Series 2015A:
40	5.000%, 7/01/35	7/25 at 100.00	BB	42,995
1,715	5.300%, 7/01/45	7/25 at 100.00	BB	1,843,231
1,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities German Immersion School, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	BB	1,040,520
	Saint Paul Housing and Redevelopment Authority, Minnesota, Collateralized Multifamily Housing Revenue Bonds, Marian Center Project, Series 2007A:
845	5.300%, 11/01/30	5/21 at 100.00	N/R	845,659
1,225	5.375%, 5/01/43	5/21 at 100.00	N/R	1,225,453
2,150	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Hope Community Academy Project, Series 2015A, 5.000%, 12/01/43	12/24 at 100.00	BB	2,211,275
6,875	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37, 144A (AMT)	10/22 at 100.00	BBB-	7,033,056
1,000	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Luthran Home, Refunding Series 2013, 5.125%, 1/01/39	1/23 at 100.00	N/R	1,004,120
4,795	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series 2016A, 5.125%, 10/01/48	10/26 at 100.00	N/R	5,010,391
	Spring Lake Park, Minnesota, Charter School Lease Revenue Bonds, Excell Academy for Higher Learning Inc, Series 2019A:
1,125	5.000%, 6/15/49	6/27 at 100.00	N/R	1,215,754
1,595	5.000%, 6/15/54	6/27 at 100.00	N/R	1,718,820

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Minnesota (continued)
	Stillwater, Minnesota, Multifamily Housing Revenue Bonds, Orleans Homes LP, Series 2007:
$ 985	5.250%, 2/01/27 (AMT)	5/21 at 100.00	N/R	986,202
800	5.500%, 2/01/42 (AMT)	5/21 at 100.00	N/R	800,560
	Winona Port Authority, Minnesota, Charter School Lease Revenue Bonds, Bluffview Montessori School Project, Refunding Series 2016:
315	4.500%, 6/01/36	6/24 at 100.00	N/R	317,933
730	4.750%, 6/01/46	6/24 at 100.00	N/R	738,694
171,120	Total Minnesota			178,982,543
	Mississippi – 0.0%
5,425	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, King Edward Mixed-Use Project, Refunding Series 2019A, 4.250%, 10/15/49 (Mandatory Put 10/15/39), 144A	10/26 at 100.00	N/R	5,030,657
1,124	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care Apartments, Series 2004-2, 6.125%, 9/01/34 (AMT)	5/21 at 100.00	N/R	1,111,153
6,549	Total Mississippi			6,141,810
	Missouri – 1.7%
1,000	Blue Springs, Missouri, Special Obligation Tax Increment Bonds, Adams Farm Project, Special Districts Refunding & Improvement Series 2015A, 5.250%, 6/01/39	6/24 at 100.00	N/R	1,010,920
7,649	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson Shoppes Redevelopment Project, Refunding Series 2017B, 5.000%, 11/01/29, 144A	5/21 at 100.00	N/R	6,656,251
165	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33	3/23 at 103.00	Ba1	181,142
	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006:
316	5.000%, 6/01/21 (4)	6/20 at 100.00	N/R	292,064
3,000	5.000%, 6/01/28 (4)	5/21 at 100.00	N/R	1,560,000
1,900	Hanley/Eager Road Transportation Development District, Missouri, Revenue Bonds, Refunding Series 2016A, 4.000%, 3/01/42	5/21 at 100.00	N/R	1,900,323
	Joplin Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, 32nd Street Place Community Improvement District Project, Series 2021:
800	3.500%, 11/01/40	11/28 at 100.00	N/R	778,930
1,500	4.250%, 11/01/50	11/28 at 100.00	N/R	1,465,366
3,975	Kansas City Industrial Development Authority, Missouri, Revenue Bonds, Platte Purchase Project A, Series 2019, 5.000%, 7/01/40, 144A	9/24 at 103.00	N/R	4,027,987
	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016:
775	5.000%, 4/01/36 , 144A	4/26 at 100.00	N/R	807,953
3,140	5.000%, 4/01/46 , 144A	4/26 at 100.00	N/R	3,239,130
4,758	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Subordinate Refunding & Improvement Series 2016, 8.000%, 4/15/46, 144A	4/26 at 100.00	N/R	4,811,432

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Missouri (continued)
$ 1,200	Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds, Aberdeen Heights Project, Refunding Series 2017A, 5.250%, 5/15/42	5/27 at 100.00	BB	1,313,892
1,161	Lakeside 370 Levee District, Saint Charles, Missouri, Subdistrict A Bonds, Refunding Series 2015A, 5.750%, 4/01/55	5/21 at 100.00	N/R	1,161,577
7,032	Lakeside 370 Levee District, Saint Charles, Missouri, Subdistrict B Bonds, Refunding Taxable Series 2015B, 0.000%, 4/01/55	5/21 at 100.00	N/R	1,230,571
	Land Clearance for Redevelopment Authority of Kansas City, Missouri, Project Revenue Bonds, Convention Center Hotel Project - CID Special Assessments, Series 2018A:
6,250	6.250%, 4/15/49 , 144A	4/28 at 100.00	N/R	5,621,063
2,500	6.625%, 4/15/49 , 144A	4/28 at 100.00	N/R	2,273,350
	Lees Summit Industrial Development Authority, Missouri, Special Assessment and Sales Tax Revenue Bonds, Summit Fair Community Improvement District Project, Series 2012:
935	5.000%, 5/01/35	5/21 at 100.00	N/R	935,402
2,365	6.000%, 5/01/42	5/21 at 100.00	N/R	2,366,088
2,500	Lee's Summit, Missouri, Special Obligation Tax Increment and Special District Improvement Bonds, Summit Fair Project, Refunding Series 2017, 4.875%, 11/01/37, 144A	11/27 at 100.00	N/R	2,441,300
	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A:
4,200	5.750%, 6/01/35 , 144A	6/25 at 100.00	N/R	4,330,830
3,965	6.000%, 6/01/46 , 144A	6/25 at 100.00	N/R	4,108,771
7,095	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Subordinate Lien Series 2015B, 8.500%, 6/15/46, 144A	6/25 at 100.00	N/R	7,288,552
1,000	M150 and 135th Street Transporation Development District, Kansas City, Missouri, Transportation Sales Tax Revenue Bonds, Series 2020A, 4.250%, 10/01/43	10/27 at 100.00	N/R	1,030,360
38,395	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds, Saint Luke's Health System, Inc, Series 2018A, 4.000%, 11/15/48 (UB) (5)	5/28 at 100.00	A+	42,739,778
14,580	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Variable Rate Demand Obligation Series 2017D, 4.000%, 1/01/58 (Mandatory Put 1/01/48) (UB) (5)	1/28 at 100.00	AA	16,109,879
12,750	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48 (UB) (5)	11/23 at 100.00	A2	13,914,713
30,120	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2019A, 4.000%, 11/15/49 (UB) (5)	5/29 at 100.00	A2	33,786,206
5,085	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Tender Option Bond Trust 2015-XF1015, 17.714%, 11/15/48, 144A (IF) (5)	11/23 at 100.00	A2	6,942,296
24,945	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2017C, 4.000%, 11/15/49 (UB) (5)	11/27 at 100.00	A+	27,494,130
35,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2020, 4.000%, 6/01/53 (UB) (5)	6/30 at 100.00	A+	39,482,800
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mosaic Health System, Series 2019A:
1,925	4.000%, 2/15/44 (UB) (5)	2/29 at 100.00	A1	2,192,363
9,815	4.000%, 2/15/49 (UB) (5)	2/29 at 100.00	A1	11,104,985
6,580	4.000%, 2/15/54 (UB) (5)	2/29 at 100.00	A1	7,416,450

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Missouri (continued)
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Children's Mercy Hospital, Series 2017A:
$ 9,500	4.000%, 5/15/42 (UB) (5)	5/25 at 102.00	A+	10,318,900
41,750	4.000%, 5/15/48 (UB) (5)	5/25 at 102.00	A+	45,142,187
	Plaza at Noah's Ark Community Improvement District, Saint Charles, Missouri, Tax Increment and Improvement District Revenue Bonds, Series 2015:
3,155	5.000%, 5/01/30	5/21 at 100.00	N/R	3,157,303
750	5.000%, 5/01/35	5/21 at 100.00	N/R	750,398
1,660	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A, 5.375%, 5/01/28	5/23 at 100.00	N/R	1,704,571
3,460	Saint Charles County Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, O'Fallon Retail Walk Community Improvement District Project, Series 2017A, 6.250%, 12/01/36, 144A	12/26 at 100.00	N/R	3,577,571
3,000	Saint Charles County Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Wentzville Parkway Regional Community Improvement District Project, Series 2019B, 4.250%, 11/01/49, 144A	11/29 at 102.00	N/R	3,025,380
	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Nazareth Living Center, Series 2015A:
600	5.000%, 8/15/35	8/25 at 100.00	N/R	614,826
1,800	5.125%, 8/15/45	8/25 at 100.00	N/R	1,833,282
3,215	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew's Resources for Seniors, Series 2015A, 5.125%, 12/01/45	12/25 at 100.00	N/R	3,306,499
	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A:
1,295	5.250%, 6/15/25	5/21 at 100.00	N/R	1,295,220
5,700	5.350%, 6/15/32	5/21 at 100.00	N/R	5,699,487
1,664	Saint Louis, Missouri, Tax Increment Bonds, 410 North Jefferson Lofts Project, Series 2007, 3.850%, 9/01/27 (4)	9/21 at 100.00	N/R	416,000
789	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, City Hospital Tax Increment District, Series 2007, 6.000%, 8/23/26	5/21 at 100.00	N/R	765,125
2,437	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	5/21 at 100.00	N/R	1,459,860
1,261	Saint Louis, Missouri, Tax-Exempt Revenue Notes, City Block 1859, Grand Avenue/Cozens/Evans Redevelopment Project, Series 2008-A, 6.500%, 12/11/29	5/21 at 100.00	N/R	496,708
5,100	Shrewsbury, Missouri, Tax Increment and Improvement District Revenue Bonds, Kenrick Plaza Redevelopment Project, Series 2016, 4.000%, 5/01/36, 144A	5/25 at 100.00	N/R	4,953,477
475	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Gaslight Square East Project, Series 2006, 5.500%, 1/22/28	9/21 at 100.00	N/R	464,456
2,205	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Printers Lofts Project, Series 2006, 3.900%, 8/21/26 (4)	No Opt. Call	N/R	441,000
140	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37	3/23 at 103.00	Ba1	152,195
10,100	The Industrial Development Authority of the City of Saint Louis, Missouri, Development Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A, 4.750%, 11/15/47	11/26 at 100.00	N/R	9,765,185

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Missouri (continued)
$ 1,100	Town and Country Crossing Transportation Development District, Missouri, Transporation Sales Tax Revenue Bonds, Refunding Series 2020A, 3.875%, 4/01/47	4/28 at 100.00	N/R	1,095,523
349,532	Total Missouri			362,452,007
	Montana – 0.0%
500	Kalispell, Montana, Housing and Healthcare Facilities Revenue Bonds, Immanuel Lutheran Corporation, Series 2017A, 5.250%, 5/15/37	5/25 at 102.00	N/R	519,545
	Nebraska – 0.0%
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Tender Option Bond Trust 2015-XF1042:
960	17.467%, 11/01/45 , 144A (IF) (5)	11/25 at 100.00	A	1,544,966
1,545	17.448%, 11/01/48 , 144A (IF) (5)	11/25 at 100.00	A	2,252,919
2,505	Total Nebraska			3,797,885
	Nevada – 1.6%
	City of Henderson, Nevada, Local Improvement District No T-20 Rainbow Canyon, Local Improvement Bonds, Series 2018:
825	5.000%, 9/01/38	9/28 at 100.00	N/R	920,494
7,945	5.375%, 9/01/48	9/28 at 100.00	N/R	8,879,491
910	Clark County, Nevada, Local Improvement Bonds, Special Improvement District 159 Summerlin Village 16A, Series 2015, 5.000%, 8/01/35	8/25 at 100.00	N/R	984,047
13,290	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2017B, 5.125%, 12/15/37, 144A (AMT)	12/27 at 100.00	N/R	11,480,168
	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2018:
3,040	5.250%, 12/15/37 (AMT), 144A	12/27 at 100.00	N/R	2,664,438
15,720	6.950%, 2/15/38 (AMT), 144A	8/28 at 100.00	N/R	16,071,657
9,500	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2020, 6.750%, 2/15/38, 144A	2/31 at 100.00	N/R	9,526,033
	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Series 2017:
13,600	5.875%, 12/15/27 (AMT), 144A	No Opt. Call	N/R	13,716,960
78,300	6.250%, 12/15/37 (AMT), 144A	12/27 at 100.00	N/R	76,547,646
36,390	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra Holdings LLC, Green Series 2019, 5.750%, 2/15/38, 144A (AMT)	8/29 at 100.00	N/R	33,406,384
	Director of the State of Nevada Department of Business and Industry, Charter School Lease Revenue Bonds, Somerset Academy, Series 2015:
1,000	5.000%, 12/15/35 , 144A	12/25 at 100.00	BB	1,067,040
2,520	5.125%, 12/15/45 , 144A	12/25 at 100.00	BB	2,662,178
1,500	Director of the State of Nevada Department of Business and Industry, Charter School Lease Revenue Bonds, Somerset Academy, Series 2018A, 5.000%, 12/15/48, 144A	12/25 at 100.00	BB	1,574,655

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Nevada (continued)
	Henderson Public Improvement Trust, Nevada, Revenue Bonds, Touro College and Unversity System, Series 2014A:
$ 2,630	5.500%, 1/01/39	7/24 at 100.00	BBB-	2,812,496
3,000	5.500%, 1/01/44	7/24 at 100.00	BBB-	3,189,120
	Las Vegas Convention and Visitors Authority, Nevada, Convention Center Expansion Revenue Bonds, Series 2018B:
1,660	5.000%, 7/01/36 (UB) (5)	7/28 at 100.00	A	1,981,409
1,000	5.000%, 7/01/37 (UB) (5)	7/28 at 100.00	A	1,190,230
1,000	5.000%, 7/01/38 (UB)	7/28 at 100.00	A	1,187,370
5,000	5.000%, 7/01/43 (UB) (5)	7/28 at 100.00	A	5,908,150
55,685	4.000%, 7/01/49 (UB) (5)	7/28 at 100.00	A	61,036,885
1,060	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 24, Series 2015, 5.000%, 12/01/35	12/25 at 100.00	N/R	1,157,213
	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 26, Series 2017:
470	4.375%, 6/01/42	6/27 at 100.00	N/R	497,918
555	4.500%, 6/01/47	6/27 at 100.00	N/R	588,628
1,500	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 815 Summerlin Village 25, Series 2020, 5.000%, 12/01/49	12/30 at 100.00	N/R	1,673,520
3,000	Las Vegas, Nevada, Sales Tax Increment Revenue Bonds, Symphony Park Tourism Improvement District, Series 2016, 4.375%, 6/15/35, 144A	6/21 at 100.00	N/R	3,002,970
1,555	Mesquite, Nevada, Local Improvement Bonds, Special Improvement District 07-01 Anthem at Mesquite, Refunding Series 2016, 4.250%, 8/01/37	8/26 at 100.00	N/R	1,622,891
	Nevada System of Higher Education, Certificates of Participation, Series 2020A:
5,190	3.000%, 7/01/45 (UB) (5)	7/29 at 100.00	AA-	5,312,276
11,625	3.000%, 7/01/50 (UB) (5)	7/29 at 100.00	AA-	11,836,575
1,300	Neveda State Director of the Department of Business and Industry, Charter School Revenue Bonds, Doral Academy of Nevada, Series 2017A, 5.000%, 7/15/47, 144A	7/25 at 100.00	BB+	1,400,334
	North Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 65 Northern Beltway Commercial Area, Series 2017:
2,015	5.000%, 12/01/37 , 144A	12/27 at 100.00	N/R	2,259,520
4,110	5.000%, 12/01/47 , 144A	12/27 at 100.00	N/R	4,518,698
4,660	Reno, Nevada, Redevelopment Agency Downtown Project Tax Allocation Bonds, Series 2007C, 5.400%, 6/01/27	5/21 at 100.00	N/R	4,329,140
157,000	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Capital Appreciation Bonds, ReTrac-Reno Transporation Rail Access Corridor Project, Series 2018C, 0.000%, 7/01/58, 144A	7/38 at 31.26	N/R	24,823,270
90,000	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Capital Appreciation Bonds, ReTrac-Reno Transporation Rail Access Corridor Project, Series 2018D, 0.000%, 7/01/58, 144A	7/28 at 13.65	N/R	9,333,900
538,555	Total Nevada			329,163,704

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	New Hampshire – 0.1%
	Manchester Housing and Redevelopment Authority, New Hampshire, Revenue Bonds, Series 2000B:
$ 370	0.000%, 1/01/22 – ACA Insured	No Opt. Call	B3	358,604
625	0.000%, 1/01/23 – ACA Insured	No Opt. Call	B3	579,050
50	0.000%, 1/01/25 – ACA Insured	No Opt. Call	B3	42,410
370	0.000%, 1/01/27 – ACA Insured	No Opt. Call	B3	285,370
730	0.000%, 1/01/29 – ACA Insured	No Opt. Call	B3	506,321
3,320	0.000%, 1/01/30 – ACA Insured	No Opt. Call	B3	2,174,301
14,030	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series 2014B, 4.000%, 8/01/33 (UB) (5)	8/24 at 100.00	A	14,910,803
19,495	Total New Hampshire			18,856,859
	New Jersey – 2.6%
4,920	Atlantic City, Atlantic County, New Jersey, General Obligation Bonds, Tax Appeal Refunding Series 2017A, 5.000%, 3/01/42 – BAM Insured (UB) (5)	3/27 at 100.00	Baa1	5,806,732
7,900	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 5.375%, 11/01/35 (AMT)	5/21 at 100.00	B	6,561,424
2,370	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A, 5.125%, 1/01/37 (4)	5/21 at 100.00	Caa3	1,536,068
	New Jersey Economic Development Authority, Charter School Revenue Bonds, Greater Brunswick Charter School, Series 2014A:
850	5.625%, 8/01/34 , 144A	8/24 at 100.00	N/R	894,676
1,530	5.875%, 8/01/44 , 144A	8/24 at 100.00	N/R	1,616,843
1,000	6.000%, 8/01/49 , 144A	8/24 at 100.00	N/R	1,060,610
	New Jersey Economic Development Authority, Charter School Revenue Bonds, Teaneck Community Charter School, Series 2017A:
1,120	5.000%, 9/01/37 , 144A	9/27 at 100.00	BB	1,193,114
2,325	5.125%, 9/01/52 , 144A	9/27 at 100.00	BB	2,457,967
	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014:
1,075	5.000%, 1/01/34	1/24 at 100.00	N/R	1,083,116
1,675	5.250%, 1/01/44	1/24 at 100.00	N/R	1,685,452
2,500	New Jersey Economic Development Authority, Lease Revenue Bonds, State Government Buildings-Health Department & Taxation Division Office Project, Series 2018A, 5.000%, 6/15/47 (UB) (5)	12/27 at 100.00	BBB	2,914,200
	New Jersey Economic Development Authority, Lease Revenue Bonds, State Government Buildings-Juvenile Justice Commission Facilities Project, Series 2018C:
230	5.000%, 6/15/36	12/27 at 100.00	BBB	273,902
6,000	5.000%, 6/15/47 (UB) (5)	12/27 at 100.00	BBB	6,994,080
1,750	New Jersey Economic Development Authority, Natural Gas Facilities Revenue Bonds, New Jersey Natural Gas Company Project, Refunding Series 2011B, 3.000%, 8/01/43 (AMT) (UB) (5)	8/24 at 100.00	A1	1,759,992
9,400	New Jersey Economic Development Authority, Natural Gas Facilities Revenue Bonds, New Jersey Natural Gas Company Project, Refunding Series 2011C, 3.000%, 8/01/41 (AMT) (UB) (5)	8/24 at 100.00	A1	9,477,268

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 16,950	New Jersey Economic Development Authority, New Jersey, Transit Transportation Project Revenue Bonds, Series 2020A, 4.000%, 11/01/44 (UB) (5)	11/29 at 100.00	BBB	18,779,074
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2015WW:
865	5.250%, 6/15/40 (Pre-refunded 6/15/25) (UB) (5)	6/25 at 100.00	N/R (7)	1,037,317
14,865	5.250%, 6/15/40 (UB) (5)	6/25 at 100.00	BBB	16,935,992
15,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2016AAA, 5.000%, 6/15/41 (UB) (5)	12/26 at 100.00	BBB	17,340,300
8,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2017DDD, 5.000%, 6/15/42 (UB) (5)	6/27 at 100.00	BBB	9,297,920
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2019LLL:
21,965	4.000%, 6/15/44 (UB) (5)	12/29 at 100.00	BBB	24,389,277
44,360	4.000%, 6/15/49 (UB) (5)	12/29 at 100.00	BBB	48,916,216
	New Jersey Economic Development Authority, School Revenue Bonds, Leap Academy University Charter School Inc Project; Series 2014A:
850	6.000%, 10/01/34 , 144A	10/24 at 100.00	BB-	907,409
2,255	6.200%, 10/01/44 , 144A	10/24 at 100.00	BB-	2,394,675
22,150	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Refunding Series 2012, 5.750%, 9/15/27 (AMT)	9/22 at 100.00	B	23,037,107
7,390	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 1998, 5.500%, 4/01/28 (AMT)	5/21 at 100.00	B	7,413,870
3,500	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 1999, 5.250%, 9/15/29 (AMT)	8/22 at 101.00	B+	3,717,420
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 2000A & 2000B:
9,750	5.625%, 11/15/30 (AMT)	3/24 at 101.00	B+	10,920,390
3,000	5.625%, 11/15/30 (AMT)	3/24 at 101.00	B+	3,360,120
2,580	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 2003, 5.500%, 6/01/33 (AMT)	6/23 at 101.00	B+	2,810,084
1,000	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.250%, 7/01/35	7/21 at 100.00	BB+	1,009,280
3,290	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	5/21 at 100.00	BB+	3,299,212
16,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Village Drive Healthcare Urban Renewal LLC, Series 2018, 5.750%, 10/01/38, 144A	10/26 at 102.00	N/R	15,058,880
2,880	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior Lien Series 2017-1A, 4.000%, 12/01/30 (AMT) (UB) (5)	12/26 at 100.00	AA	3,136,493
2,500	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1B, 5.750%, 12/01/39 (AMT)	12/22 at 100.00	A	2,647,775
7,625	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Subordinate Series 2020C, 4.250%, 12/01/50 (AMT) (UB) (5)	12/28 at 100.00	A2	7,899,119
1,230	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 2015-XF0151, 7.829%, 12/01/24, 144A (AMT) (IF)	12/23 at 100.00	AA	1,517,377

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 23,120	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1, 5.000%, 6/15/30 (UB) (5)	6/26 at 100.00	Baa1	26,975,491
2,310	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/34	No Opt. Call	BBB	1,631,946
40,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C, 0.000%, 12/15/36 – AMBAC Insured (UB) (5)	No Opt. Call	BBB	27,066,800
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2008A:
3,000	0.000%, 12/15/35	No Opt. Call	BBB	2,044,650
49,200	0.000%, 12/15/38 – BAM Insured (UB) (5)	No Opt. Call	AA	32,174,340
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009A:
2,060	0.000%, 12/15/38	No Opt. Call	BBB	1,254,046
71,475	0.000%, 12/15/39 (UB) (5)	No Opt. Call	BBB	41,900,074
14,990	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2018A, 4.000%, 12/15/37 – BAM Insured (UB) (5)	12/28 at 100.00	Baa1	17,030,289
40,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019AA, 4.500%, 6/15/49 (UB) (5)	12/28 at 100.00	BBB	45,388,000
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB:
11,215	4.000%, 6/15/44 (UB) (5)	12/28 at 100.00	BBB	12,377,323
6,495	3.500%, 6/15/46 (UB) (5)	12/28 at 100.00	BBB	6,798,576
18,975	4.000%, 6/15/50 (UB) (5)	12/28 at 100.00	BBB	20,797,359
22,795	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2020AA, 4.000%, 6/15/50	12/30 at 100.00	BBB	25,339,747
558,285	Total New Jersey			531,919,392
	New Mexico – 0.2%
1,230	Boulders Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.250%, 10/01/43	10/23 at 100.00	N/R	1,287,576
650	Boulders Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2015, 5.750%, 10/01/44	10/25 at 100.00	N/R	674,927
3,785	Mariposa East Public Improvement District, New Mexico, Revenue Bonds, Capital Appreciation Taxable Series 2015D, 0.000%, 3/01/32	9/21 at 59.54	N/R	1,880,426
645	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015A, 5.900%, 9/01/32	9/25 at 100.00	N/R	662,022
4,455	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015C, 5.900%, 9/01/32	No Opt. Call	N/R	4,528,819
2,000	Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.250%, 10/01/43	10/23 at 100.00	N/R	2,069,100
5,845	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, Haverland Carter Lifestyle Group, Series 2013, 5.000%, 7/01/42	7/22 at 100.00	BBB-	5,992,995

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	New Mexico (continued)
	Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008:
$ 700	7.625%, 10/01/23	5/21 at 100.00	N/R	700,112
3,145	7.750%, 10/01/38	5/21 at 100.00	N/R	3,144,623
4,880	Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2014, 7.250%, 10/01/43	10/24 at 100.00	N/R	5,080,275
5,000	Winrock Town Center Tax Increment Development District 1, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Subordinate Lien Series 2020, 8.000%, 5/01/40, 144A	11/23 at 103.00	N/R	5,079,000
18,307	Winrock Town Center Tax Increment Development District, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Senior Lien Series 2015, 6.000%, 5/01/40, 144A	5/21 at 102.00	N/R	18,640,554
50,642	Total New Mexico			49,740,429
	New York – 10.2%
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
19,430	0.000%, 7/15/32	No Opt. Call	Ba1	14,247,242
3,470	0.000%, 7/15/35	No Opt. Call	Ba1	2,287,459
10,000	0.000%, 7/15/45	No Opt. Call	Ba1	4,495,900
	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014:
200	5.000%, 11/01/39	11/24 at 100.00	BB	214,782
7,645	5.500%, 11/01/44	11/24 at 100.00	BB	8,286,874
52,665	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine, Inc, Series 2015, 5.500%, 9/01/45, 144A	9/25 at 100.00	N/R	58,104,241
17,240	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020A-1, 5.500%, 6/01/55, 144A	12/30 at 100.00	N/R	17,354,153
	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020C-1:
5,000	5.000%, 6/01/40 , 144A	12/30 at 100.00	N/R	5,233,647
10,000	5.000%, 6/01/55 , 144A	12/30 at 100.00	N/R	10,261,342
2,125	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Taxable Series 2020A-2, 5.250%, 6/01/28, 144A	No Opt. Call	N/R	2,122,767
340	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Taxable Series 2020B-2, 5.250%, 6/01/24, 144A	No Opt. Call	N/R	340,933
1,620	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Taxable Series 2020C-2, 5.250%, 6/01/25, 144A	No Opt. Call	N/R	1,623,114
675	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A, 5.000%, 5/01/38	5/23 at 100.00	BBB-	716,317
7,000	Dormitory Authority of the State of New York, Revenue Bonds, Maimonides Medical Center, Series 2020, 3.000%, 2/01/50 (UB) (5)	8/27 at 100.00	AA+	7,271,460
8,000	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center, Series 2017-1, 4.000%, 7/01/47 (UB) (5)	7/27 at 100.00	AA-	8,899,600
43,690	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group, Series 2020A, 3.000%, 9/01/50 – AGM Insured (UB) (5)	3/30 at 100.00	A2	44,088,016

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	New York (continued)
	Dormitory Authority of the State of New York, Revenue Bonds, NYU Langone Hospitals Obligated Group, Series 2020A:
$ 63,760	3.000%, 7/01/48 (UB) (5)	7/30 at 100.00	A3	66,099,992
29,115	4.000%, 7/01/53 (UB) (5)	7/30 at 100.00	A3	33,026,891
	Dormitory Authority of the State of New York, Revenue Bonds, Saint Joseph?s College, Series 2021:
225	4.000%, 7/01/40	7/30 at 100.00	BBB-	240,671
650	5.000%, 7/01/51	7/30 at 100.00	BBB-	748,999
	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A:
5,000	5.500%, 12/01/36 , 144A	12/26 at 100.00	BB-	5,342,050
4,000	5.500%, 12/01/46 , 144A	12/26 at 100.00	BB-	4,224,080
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2017B:
4,785	4.000%, 2/15/44 (UB) (5)	8/27 at 100.00	Aa2	5,364,272
10,685	4.000%, 2/15/46 (UB) (5)	8/27 at 100.00	Aa2	11,942,090
21,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2018A, 4.000%, 3/15/48 (UB) (5)	9/28 at 100.00	Aa2	23,726,220
22,585	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2019D, 3.000%, 2/15/49 (UB) (5)	2/30 at 100.00	Aa2	23,291,910
15,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2020A Bidding Group 1 thru 5, 3.000%, 3/15/50 (UB) (5)	9/30 at 100.00	Aa2	15,489,300
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 2015-XF1030:
2,990	22.503%, 3/15/39 , 144A (IF) (5)	3/24 at 100.00	Aa2	4,850,707
4,000	22.532%, 3/15/44 , 144A (IF) (5)	3/24 at 100.00	Aa2	6,467,600
7,630	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2017A Group C, 4.000%, 3/15/47 (UB) (5)	3/27 at 100.00	Aa2	8,496,692
7,500	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2018A, 4.000%, 3/15/47 (UB) (5)	3/28 at 100.00	Aa2	8,372,175
2,000	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 5.000%, 6/01/38	5/21 at 100.00	B-	2,002,020
14,000	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016B, 0.000%, 1/01/45	No Opt. Call	N/R	5,442,360
40,500	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (6)	1/34 at 100.00	N/R	43,612,830
5,560	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Current Interest Series 2016A, 5.000%, 1/01/56	1/27 at 100.00	N/R	6,219,694
4,770	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Refunding Series 2020B, 5.660%, 2/01/44	2/30 at 100.00	N/R	5,379,892
9,600	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2017A, 6.240%, 2/01/47	2/27 at 100.00	N/R	10,833,888

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	New York (continued)
$ 12,120	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2018A, 6.760%, 2/01/48	2/28 at 100.00	N/R	14,369,351
	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2020A:
4,460	5.530%, 2/01/40	2/30 at 100.00	N/R	5,037,079
5,880	5.730%, 2/01/50	2/30 at 100.00	N/R	6,629,524
5,000	Madison County Capital Resource Corporation, New York, Revenue Bonds, Cazenovia College Project, Series 2019A, 5.500%, 9/01/22	6/22 at 100.00	N/R	5,013,450
16,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Climate Bond Certified, Green Series 2017B-1, 4.000%, 11/15/52 (UB)	11/27 at 100.00	AA	17,662,240
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020A-1:
20,000	4.000%, 11/15/50 – AGM Insured (UB) (5)	5/30 at 100.00	A-	22,615,800
5,675	4.000%, 11/15/52 (UB) (5)	5/30 at 100.00	BBB+	6,244,827
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020C-1:
6,000	5.000%, 11/15/50 (UB) (5)	5/30 at 100.00	BBB+	7,205,880
29,825	5.250%, 11/15/55 (UB) (5)	5/30 at 100.00	BBB+	36,334,306
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020D-2:
13,500	4.000%, 11/15/47 (UB) (5)	11/30 at 100.00	BBB+	14,983,785
33,280	4.000%, 11/15/48 (UB) (5)	11/30 at 100.00	BBB+	36,924,493
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020D-3:
24,925	4.000%, 11/15/49 (UB) (5)	11/30 at 100.00	BBB+	27,619,642
7,915	4.000%, 11/15/50 (UB) (5)	11/30 at 100.00	BBB+	8,762,222
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2021A-1:
20,000	4.000%, 11/15/47 (UB) (5)	5/31 at 100.00	BBB+	22,305,400
27,400	4.000%, 11/15/48 (UB) (5)	5/31 at 100.00	BBB+	30,536,478
51,230	4.000%, 11/15/49 (UB) (5)	5/31 at 100.00	BBB+	57,019,502
83,625	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2017D, 4.000%, 11/15/42 (UB) (5)	5/28 at 100.00	BBB+	91,634,602
9,800	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013E, 5.000%, 11/15/43 (UB) (5)	11/23 at 100.00	BBB+	10,585,764
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Tender Option Bond Trust 2015-XF1004:
539	17.856%, 11/15/41 (Pre-refunded 11/15/22), 144A (IF) (5)	11/22 at 100.00	N/R (7)	679,803
1,550	17.856%, 11/15/41 (Pre-refunded 11/15/22), 144A (IF) (5)	11/22 at 100.00	N/R (7)	1,954,402
2,566	17.856%, 11/15/41 , 144A (IF) (5)	11/22 at 100.00	BBB+	3,236,821

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	New York (continued)
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
$ 2,890	5.630%, 10/01/21 (4)	No Opt. Call	N/R	2,167,500
18,995	5.750%, 10/01/27 (4)	5/21 at 100.00	N/R	14,246,250
34,160	5.750%, 10/01/37 (4)	5/21 at 100.00	N/R	25,620,000
70,725	5.880%, 10/01/46 (4)	5/21 at 100.00	N/R	53,043,750
13,175	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes Revenue Bonds, Yankee Stadium Project, Series 2020A, 3.000%, 3/01/49 – AGM Insured (UB) (5)	9/30 at 100.00	BBB+	13,531,384
10,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second General Resolution, Fiscal Series 2012FF, 5.000%, 6/15/45 (UB) (5)	6/22 at 100.00	AA+	10,551,600
	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 2015-XF0129:
970	22.015%, 6/15/46 , 144A (IF) (5)	6/23 at 100.00	AA+	1,420,623
2,000	22.038%, 6/15/46 , 144A (IF) (5)	6/23 at 100.00	AA+	2,930,080
1,320	22.038%, 6/15/46 , 144A (IF) (5)	6/23 at 100.00	AA+	1,933,853
3,700	22.704%, 6/15/46 , 144A (IF) (5)	6/23 at 100.00	AA+	5,420,648
14,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2017 Series DD, 5.000%, 6/15/47 (UB) (5)	12/26 at 100.00	AA+	16,775,080
	New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds, Tender Option Bond Trust 2015-XF1022:
1,970	22.548%, 6/15/43 (Pre-refunded 6/15/21), 144A (IF) (5)	6/21 at 100.00	AA+ (7)	2,064,422
2,245	21.961%, 6/15/44 (Pre-refunded 6/15/21), 144A (IF) (5)	6/21 at 100.00	AA+ (7)	2,352,176
1,000	22.791%, 6/15/44 (Pre-refunded 6/15/21), 144A (IF) (5)	6/21 at 100.00	AA+ (7)	1,047,910
2,155	22.928%, 6/15/44 (Pre-refunded 6/15/21), 144A (IF) (5)	6/21 at 100.00	AA+ (7)	2,258,095
2,025	21.995%, 6/15/45 , 144A (IF) (5)	6/22 at 100.00	AA+	2,582,483
2,265	22.532%, 6/15/45 , 144A (IF) (5)	6/22 at 100.00	AA+	2,889,642
400	22.537%, 6/15/45 , 144A (IF) (5)	6/22 at 100.00	AA+	510,336
1,600	22.537%, 6/15/47 , 144A (IF) (5)	6/23 at 100.00	AA+	2,340,384
	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2015S-2:
2,500	5.000%, 7/15/40 (UB) (5)	7/25 at 100.00	Aa3	2,903,500
5,000	5.000%, 7/15/41 (UB) (5)	7/25 at 100.00	Aa3	5,804,750
10,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2016S-1, 4.000%, 7/15/45 (UB) (5)	1/26 at 100.00	Aa3	11,041,400
21,900	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series E-1, 4.000%, 2/01/44 (UB) (5)	2/27 at 100.00	Aa1	24,584,502

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	New York (continued)
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2018 Series C-3:
$ 4,490	4.000%, 5/01/42 (UB) (5)	5/28 at 100.00	Aa1	5,086,452
5,990	4.000%, 5/01/43 (UB) (5)	5/28 at 100.00	Aa1	6,772,354
22,500	4.000%, 5/01/44 (UB) (5)	5/28 at 100.00	Aa1	25,385,850
39,490	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2020 Subseries B-1, 3.000%, 11/01/47 (UB) (5)	11/29 at 100.00	Aa1	40,934,544
35,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2021 Subseries E-1, 3.000%, 2/01/51 (UB) (5)	2/31 at 100.00	Aa1	36,183,000
8,500	New York City, New York, General Obligation Bonds, Fiscal 2018 Series B-1, 4.000%, 10/01/41 (UB) (5)	10/27 at 100.00	AA-	9,732,755
17,000	New York City, New York, General Obligation Bonds, Fiscal 2021 Series F-1, 4.000%, 3/01/47 (UB) (5)	3/31 at 100.00	AA-	19,489,650
23,390	New York Convention Center Development Corporation, New York, Revenue Bonds, Hotel Unit Fee Secured, Senior Lien Series 2016A, 0.000%, 11/15/49	No Opt. Call	A1	9,422,661
10,000	New York Counties Tobacco Trust IV, Tobacco Settlement Pass-Through Bonds, Turbo Term Series 2005A, 5.000%, 6/01/42	4/21 at 100.00	B-	10,100,200
75,000	New York Counties Tobacco Trust V, New York, Tobacco Settlement Pass-Through Bonds, SubordinateTurbo CABs, Series 2005-S2, 0.000%, 6/01/50	4/21 at 17.38	N/R	11,622,750
	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Tender Option Bond Trust 2015-XF1027:
3,750	17.291%, 11/15/44 , 144A (IF) (5)	11/21 at 100.00	A-	4,150,313
2,500	17.291%, 11/15/44 , 144A (IF) (5)	11/21 at 100.00	A-	2,766,875
	New York Liberty Development Corporation, Liberty Revenue Bonds, Secured by Port Authority Consolidated Bonds, Tender Option Bonds Trust 2016-XG0062:
3,750	18.085%, 12/15/41 , 144A (IF) (5)	12/21 at 100.00	A+	4,190,888
2,000	18.085%, 12/15/41 , 144A (IF) (5)	12/21 at 100.00	A+	2,235,140
2,170	22.470%, 12/15/41 , 144A (IF) (5)	12/21 at 100.00	A+	2,489,055
66,715	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	72,872,127
	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014:
18,305	5.150%, 11/15/34 , 144A	11/24 at 100.00	N/R	20,425,634
37,245	5.375%, 11/15/40 , 144A	11/24 at 100.00	N/R	41,505,828
109,500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 3 Series 2014, 7.250%, 11/15/44, 144A	11/24 at 100.00	N/R	121,465,065
	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2019B:
15,405	3.000%, 1/01/53 (UB) (5)	1/30 at 100.00	A-	15,706,014
1,980	3.000%, 1/01/53 (UB) (5)	1/30 at 100.00	A2	2,042,033
19,675	4.000%, 1/01/53 – AGM Insured (UB) (5)	1/30 at 100.00	A2	22,314,204
19,365	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose Group 2, Series 2017C, 4.000%, 3/15/44 (UB) (5)	9/27 at 100.00	Aa2	21,935,510

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	New York (continued)
	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose, Series 2017C:
$ 3,440	4.000%, 3/15/43 (UB) (5)	9/27 at 100.00	Aa2	3,904,056
20,265	4.000%, 3/15/45 (UB) (5)	9/27 at 100.00	Aa2	22,908,772
	New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
4,990	5.000%, 7/01/46 – AGM Insured (AMT) (UB) (5)	7/24 at 100.00	A2	5,613,351
4,740	4.000%, 1/01/51 – AGM Insured (AMT) (UB) (5)	7/24 at 100.00	BBB	5,090,333
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016:
6,475	5.000%, 8/01/26 (AMT)	8/21 at 100.00	B-	6,562,412
79,570	5.000%, 8/01/31 (AMT)	8/21 at 100.00	B-	80,625,894
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc John F Kennedy International Airport Project, Series 2020:
10,845	5.250%, 8/01/31 (AMT)	8/30 at 100.00	B-	13,189,581
5,000	5.375%, 8/01/36 (AMT)	8/30 at 100.00	B-	6,013,300
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2020:
3,390	5.000%, 10/01/35 (AMT)	10/30 at 100.00	BB+	4,223,737
34,380	5.000%, 10/01/40 (AMT)	10/30 at 100.00	BB+	42,186,323
41,405	4.375%, 10/01/45 (AMT)	10/30 at 100.00	BB+	47,362,351
12,000	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2018A, 4.750%, 11/01/42, 144A (AMT)	7/23 at 100.00	B	12,549,120
3,145	Ogdensburg Bridge and Port Authority, New York, Revenue Bonds, Series 2017, 5.750%, 7/01/47, 144A (AMT)	7/27 at 100.00	N/R	3,280,235
4,125	Oneida County Local Development Corporation, New York, Revenue Bonds, Mohawk Valley Health System Project, Series 2019A, 3.000%, 12/01/44 (UB) (5)	12/29 at 100.00	AA	4,250,978
1,720	Otsego County Capital Resource Corporation, New York, Revenue Bonds, Hartwick College Project, Series 2015A, 5.000%, 10/01/45	10/25 at 100.00	Ba3	1,744,820
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Eighteen Series 2019:
1,000	5.000%, 11/01/44 (AMT) (UB) (5)	11/29 at 100.00	A+	1,214,130
8,900	5.000%, 11/01/49 (AMT) (UB) (5)	11/29 at 100.00	A+	10,750,043
12,200	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Eleventh Series 2018, 4.000%, 9/01/43 (UB) (5)	9/28 at 100.00	A+	13,952,408
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Fouteen Series 2019, 4.000%, 9/01/39 (AMT) (UB) (5)	9/29 at 100.00	A+	1,140,830
45,765	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Twentieth Series 2019, 4.000%, 11/01/59 (AMT) (UB) (5)	11/29 at 100.00	A+	50,811,049

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	New York (continued)
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Twenty-One Series 2020:
$ 3,000	4.000%, 7/15/50 (AMT)	7/30 at 100.00	A+	3,377,970
15,490	4.000%, 7/15/60 (AMT) (UB) (5)	7/30 at 100.00	A+	17,242,074
8,750	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Twenty-Third Series 2021, 4.000%, 7/15/61 (AMT) (UB) (5)	7/31 at 100.00	A+	9,798,775
635	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (AMT)	5/21 at 100.00	N/R	640,398
2,000	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel Center Project, Refunding Series 2016A, 5.000%, 1/01/33 (AMT)	1/26 at 100.00	B3	2,010,735
	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2018A:
50,335	4.000%, 11/15/47 (UB) (5)	5/28 at 100.00	AA-	56,610,264
19,655	4.000%, 11/15/48 (UB) (5)	5/28 at 100.00	AA-	22,085,144
40,925	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	44,248,928
9,000	Westchester County Local Development Corporation, New York, Revenue Bond, Purchase Senior Learning Community, Inc Project, BAN Series 2018, 0.000%, 10/01/23	No Opt. Call	N/R	11,071,544
2,068,605	Total New York			2,125,386,376
	North Carolina – 0.4%
1,565	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Tender Option Bond Trust 2016-XF2222, 18.782%, 1/15/42, 144A (IF)	4/21 at 100.00	AA-	1,582,755
680	Hillsborough, North Carolina, Special Assessement Revenue Bonds, Series 2013, 7.750%, 2/01/24	2/23 at 100.00	N/R	703,718
1,600	Mooresville, North Carolina, Special Assessment Revenue Bonds, Series 2015, 5.375%, 3/01/40, 144A	3/25 at 100.00	N/R	1,644,848
2,500	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot Lanes Project, Series 2015, 5.000%, 6/30/54 (AMT)	6/25 at 100.00	BBB-	2,732,625
30,275	North Carolina Medial Care Commission, Health Care Facilities Revenue Bonds, Rex Healthcare, Series 2020A, 3.000%, 7/01/45 (UB) (5)	1/30 at 100.00	A2	30,908,050
2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Tender Option Bond Trust 2015-XF0147, 22.287%, 6/01/42 (Pre-refunded 6/01/22), 144A (IF) (5)	6/22 at 100.00	AA (7)	2,565,740
2,720	North Carolina Medical Care Commission, Revenue Bonds, First Mortgage Galloway Ridge Project, Refunding Series 2014A, 5.250%, 1/01/41	1/24 at 100.00	N/R	2,875,938
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Capital Appreciation Series 2019:
5,000	0.000%, 1/01/40 (UB) (5)	1/30 at 74.03	AA+	3,020,800
6,000	0.000%, 1/01/41 (UB) (5)	1/30 at 71.45	AA+	3,484,500
5,150	0.000%, 1/01/42 (UB) (5)	1/30 at 68.97	AA+	2,877,202
4,500	0.000%, 1/01/43 (UB) (5)	1/30 at 66.61	AA+	2,421,045
3,250	0.000%, 1/01/46 (UB) (5)	1/30 at 60.08	AA+	1,565,070
16,000	0.000%, 1/01/48 (UB) (5)	1/30 at 55.97	AA+	7,161,760

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	North Carolina (continued)
$ 2,415	University of North Carolina, Chapel Hill, Revenue Bonds, Hospital System, Series 2019, 5.000%, 2/01/45 (UB) (5)	No Opt. Call	Aa3	3,516,216
7,244	Winston-Salem, North Carolina, Multifamily Housing Revenue Bonds, Rolling Hills Apartments, Series 2016, 4.400%, 11/01/56 (Mandatory Put 7/01/34)	7/33 at 100.00	N/R	7,554,859
90,899	Total North Carolina			74,615,126
	North Dakota – 0.1%
3,300	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley Homes and Services Obligated Group, Series 2017, 5.000%, 12/01/36	12/26 at 100.00	N/R	3,421,374
6,370	North Dakota Public Finance Authority, Capital Financing Program Revenue Bonds, Series 2015C, 5.000%, 6/01/40 (UB) (5)	6/25 at 100.00	AA-	7,319,640
	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC Project, Series 2013:
3,070	6.250%, 9/01/23 (4)	No Opt. Call	N/R	1,849,675
14,230	7.750%, 9/01/38 (4)	9/23 at 100.00	N/R	8,573,575
26,970	Total North Dakota			21,164,264
	Ohio – 3.9%
2,500	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Tender Option Bond Trust 2015-XF2193 Formerly Tender Option Bond Trust 3352, 17.462%, 5/01/42 (Pre-refunded 5/01/22), 144A (IF) (5)	5/22 at 100.00	A+ (7)	3,024,950
1,003,845	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2, 0.000%, 6/01/57	6/30 at 22.36	N/R	151,921,902
161,640	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55	6/30 at 100.00	N/R	182,239,402
	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center Project, Liberty Community Authority, Series 2014C:
2,405	5.750%, 12/01/34	12/22 at 100.00	N/R	2,428,184
5,035	6.000%, 12/01/43	12/22 at 100.00	N/R	5,084,142
10,000	Columbus-Franklin County Finance Authority, Ohio, Tax Increment Financing Revenue Bonds, Easton Project, Series 2020, 5.000%, 6/01/28, 144A	No Opt. Call	N/R	10,599,100
2,250	County of Greene, Ohio $6,260,000 Greene Town Center Improvement Revenue Bonds, Series 2009, 8.000%, 12/01/34	5/21 at 100.00	N/R	2,256,592
6,275	Evans Farm New Communty Authority, Ohio, Community Development Charge Revenue Bonds, Evans Farm Mixed-Use Project, Series 2020, 4.000%, 12/01/46	6/29 at 100.00	N/R	6,359,524
13,960	Hamilton County, Ohio, Healthcare Facilities Revenue Bonds, Christ Hospital Project, Series 2012, 5.000%, 6/01/42 (Pre-refunded 6/01/22) (UB) (5)	6/22 at 100.00	A- (7)	14,741,341
18,830	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2020, 4.000%, 9/15/50 (UB) (5)	3/30 at 100.00	A3	20,836,901
3,800	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Tender Option Bond Trust 2015-XF1005, 17.578%, 2/01/44, 144A (IF) (5)	2/24 at 100.00	A3	5,220,060
2,000	Hardin County, Ohio Economic Development Facility Revenue Bonds, Ohio Northern University, Refunding & Improvement Series 2020, 5.500%, 5/01/50	5/27 at 103.00	N/R	2,120,020

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 2,580	Hilliard Hickory Chase Community Authority, Ohio, Infustructure Improvement Revenue Bonds, Hickory Chase Project, Senior Series 2019A, 5.000%, 12/01/40, 144A	12/29 at 100.00	N/R	2,752,421
	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2007A:
150	5.000%, 12/01/22	5/21 at 100.00	N/R	150,202
3,250	5.000%, 12/01/32	5/21 at 100.00	N/R	3,250,910
6,330	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2014A, 6.250%, 12/01/33	6/23 at 100.00	N/R	6,465,905
4,855	Lorain County Port Authority, Ohio, Tax Increment Revenue Bonds, North Ridgeville- Riddell Public Improvement Project, Series 2017, 5.750%, 12/01/41, 144A	12/26 at 100.00	N/R	5,132,366
16,000	Miami County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network Obligated Group Project, Refunding Improvement Series 2019, 5.000%, 8/01/49 (UB) (5)	8/28 at 100.00	A2	19,170,880
1,480	Montgomery County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network Obligated Group Project, Refunding & Improvement Series 2021, 4.000%, 8/01/51	2/31 at 100.00	A2	1,694,094
11,160	Montgomery County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network Obligated Group, Series 2016, 4.000%, 8/01/47 (UB) (5)	8/26 at 100.00	A2	12,186,943
	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013:
1,860	5.000%, 2/15/27	2/23 at 100.00	Ba2	1,965,946
8,685	5.000%, 2/15/33	2/23 at 100.00	Ba2	9,085,118
16,060	5.000%, 2/15/44	2/23 at 100.00	Ba2	16,676,222
	Northeast Ohio Medical University, General Receipts Bonds, Refunding Series 2021A:
500	3.000%, 12/01/40	12/30 at 100.00	Baa2	504,508
225	4.000%, 12/01/45	12/30 at 100.00	Baa2	247,980
77,813	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/21 (4)	No Opt. Call	N/R	97,266
74,250	Ohio Air Quality Development Authority, Ohio, Exempt Facilities Revenue Bonds, AMG Vanadium Project, Series 2019, 5.000%, 7/01/49, 144A (AMT)	7/29 at 100.00	B-	81,711,382
18,020	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (4)	No Opt. Call	N/R	22,525
12,750	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009D, 4.250%, 8/01/29 (Mandatory Put 9/15/21)	No Opt. Call	N/R	12,977,715
29,738	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (4)	No Opt. Call	N/R	37,173
3,570	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (4)	No Opt. Call	N/R	4,463
17,065	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010B, 3.750%, 6/01/33 (4)	No Opt. Call	N/R	21,331
5,950	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005B, 3.125%, 1/01/34 (4)	No Opt. Call	N/R	7,438

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 10,125	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33 (4)	No Opt. Call	N/R	12,656
3,810	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33 (4)	No Opt. Call	N/R	4,763
7,175	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (4)	No Opt. Call	N/R	8,969
20,130	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 4.375%, 6/01/33 (Mandatory Put 6/01/22)	No Opt. Call	N/R	20,733,900
1,940	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, AK Steel Holding Corporation, Refunding Series 2012A, 6.750%, 6/01/24 (AMT)	2/22 at 100.00	CCC	1,986,541
10,500	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2020A, 4.000%, 1/15/50 (UB) (5)	1/30 at 100.00	A	11,879,490
205	Ohio Water Development Authority, Ohio, Environmental Improvement Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.600%, 5/01/29	11/21 at 100.00	Caa2	210,275
48,650	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Generating Corporation Project, Refunding Series 2006A, 3.000%, 5/15/49 (4)	No Opt. Call	N/R	60,812
36,355	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (4)	No Opt. Call	N/R	45,444
11,290	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2008B, 3.625%, 10/01/33 (4)	No Opt. Call	N/R	14,113
16,065	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2008C, 3.950%, 11/01/32 (4)	No Opt. Call	N/R	20,081
24,315	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2010A, 3.750%, 7/01/33 (4)	No Opt. Call	N/R	30,394
19,175	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2010C, 4.000%, 6/01/33 (4)	No Opt. Call	N/R	23,969
49,675	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (4)	No Opt. Call	N/R	62,094
50,145	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2009A, 4.375%, 6/01/33 (Mandatory Put 6/01/22)	No Opt. Call	N/R	51,649,350
14,545	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory Put 6/01/22)	No Opt. Call	N/R	14,981,350
8,525	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Development TIF Revenue Bonds, RBM Development - Phase 2A Project, Series 2016B, 5.000%, 12/01/46	12/26 at 100.00	N/R	8,774,271
17,320	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Development TIF Revenue Bonds, RBM Development - Phase 2B Project, Series 2018A, 6.000%, 12/01/50	12/28 at 100.00	N/R	18,648,617
13,880	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Tax Increment Financing Revenue Bonds, Cooperative Township Public Parking Project, Gallery at Kenwood, Senior Lien Series 2019A, 5.000%, 11/01/51	11/30 at 100.00	N/R	13,894,574

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Ohio (continued)
	Seneca County, Ohio, Health Care Facilities Revenue Bonds, VOA Care Rehabilitation Centers, Inc, Series 2014A:
$ 1,500	6.500%, 7/01/34	7/24 at 100.00	N/R	1,508,040
3,000	6.750%, 7/01/43	7/24 at 100.00	N/R	3,021,180
5,000	7.000%, 7/01/49	7/24 at 100.00	N/R	5,062,550
1,200	Southeastern Ohio Port Authority, Hosptial Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Improvement Series 2015, 5.500%, 12/01/43	12/24 at 100.00	BB-	1,301,832
	Southeastern Ohio Port Authority, Hosptial Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
2,240	5.750%, 12/01/32	12/22 at 100.00	BB-	2,361,430
12,000	6.000%, 12/01/42	12/22 at 100.00	BB-	12,369,000
	Southern Ohio Port Authority, Ohio, Facility Revenue Bonds, Purecycle Project, Series 2020A:
2,000	6.500%, 12/01/30 (AMT), 144A	12/27 at 103.00	N/R	2,276,578
30,000	7.000%, 12/01/42 (AMT), 144A	12/27 at 103.00	N/R	34,098,300
27,585	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 6.000%, 3/01/45	3/25 at 100.00	N/R	29,902,692
1,993,181	Total Ohio			815,938,171
	Oklahoma – 0.3%
6,375	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26 (Pre-refunded 8/25/21), 144A	8/21 at 100.00	N/R (7)	6,577,980
1,500	Mannford Public Works Authority, Oklahoma, Revenue Bonds, Capital Improvement Series 2021, 3.250%, 1/01/51	1/29 at 100.00	N/R	1,384,833
5,475	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2019, 4.000%, 9/01/45 (UB) (5)	9/29 at 100.00	Baa1	6,006,130
	Payne County Economic Development Authority, Oklahoma, Revenue Bonds, Epworth Living at the Ranch, Series 2016A:
2,828	6.880%, 11/01/46 (4)	11/26 at 100.00	N/R	14,141
4,149	7.000%, 11/01/51 (4)	11/26 at 100.00	N/R	20,746
2,050	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc Project, Refunding Series 2017, 5.250%, 11/15/45	11/25 at 102.00	BBB-	2,234,562
14,000	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc, Refunding Series 2000B, 5.500%, 6/01/35 (AMT)	6/23 at 100.00	N/R	14,968,240
5,350	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc, Refunding Series 2001A, 5.500%, 12/01/35 (AMT)	6/23 at 100.00	N/R	5,717,438
16,080	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc, Refunding Series 2001B, 5.500%, 12/01/35 (AMT)	6/23 at 100.00	N/R	17,184,374
15,000	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc, Refunding Series 2015, 5.000%, 6/01/35 (Mandatory Put 6/01/25) (AMT)	6/25 at 100.00	B-	16,580,250
72,807	Total Oklahoma			70,688,694

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Oregon – 0.3%
$ 4,000	Multnomah-Clackamas Counties School District 10JT Greham-Barlow, Oregon, General Obligation Bonds, Deferred interest Series 2017A, 0.000%, 6/15/36	6/27 at 67.23	AA+	2,434,640
815	Oregon Facilities Authority, Revenue Bonds, Howard Street Charter School Project, Series 2019A, 5.250%, 6/15/55, 144A	6/27 at 102.00	N/R	871,423
	Oregon Facilities Authority, Revenue Bonds, Metro East Web Academy Project, Series 2019A:
670	5.000%, 6/15/39 , 144A	6/27 at 102.00	N/R	721,101
1,810	5.000%, 6/15/49 , 144A	6/27 at 102.00	N/R	1,924,881
8,590	Oregon Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2015C, 5.000%, 10/01/45 (UB) (5)	10/25 at 100.00	AA-	9,945,244
	Oregon Facilities Authority, Revenue Bonds, Redmond Proficiency Academy Project, Series 2015A:
550	5.500%, 6/15/35 , 144A	6/25 at 100.00	N/R	592,757
1,650	5.750%, 6/15/46 , 144A	6/25 at 100.00	N/R	1,768,272
3,625	Oregon Facilities Authority, Revenue Bonds, Redmond Proficiency Academy Project, Series 2016A, 5.250%, 6/15/51	6/25 at 100.00	N/R	3,800,994
9,135	Oregon Health and Science University, Revenue Bonds, Series 2019A, 3.000%, 7/01/49 (UB) (5)	1/30 at 100.00	AA-	9,522,233
3,125	Polk County Hospital Facility Authority, Oregon, Revenue Bonds, Dallas Retirement Village Project, Series 2015A, 5.375%, 7/01/45	7/25 at 100.00	N/R	3,219,500
	Port of Alsea, Lincoln County, Oregon, General Obligation Bonds, Series 2018:
385	4.000%, 6/15/38	6/28 at 100.00	N/R	422,930
800	4.375%, 6/15/43	6/28 at 100.00	N/R	879,176
2,480	Port of Saint Helens, Oregon, Pollution Control Revenue Bonds, Boise Cascade Project, Series 1997, 5.650%, 12/01/27	5/21 at 100.00	N/R	2,482,926
18,280	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Health Projects, Series 2019A, 3.000%, 5/15/49 (UB) (5)	5/29 at 100.00	A+	18,749,430
55,915	Total Oregon			57,335,507
	Pennsylvania – 2.3%
9,735	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.550%, 12/01/27	12/21 at 100.00	Caa2	10,018,386
12,775	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)	8/22 at 100.00	Caa2	13,239,882
	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University, Series 2011:
1,250	6.750%, 11/01/31 (Pre-refunded 11/01/21)	11/21 at 100.00	N/R (7)	1,296,712
2,500	7.000%, 11/01/40 (Pre-refunded 11/01/21)	11/21 at 100.00	N/R (7)	2,597,000
2,905	Allegheny County Industrial Development Authority, Pennsylvania, , Charter School Revenue Bonds, Propel Charter School-Sunrise, Series 2013, 6.000%, 7/15/38	7/23 at 100.00	BB+	3,119,912
10,550	Allegheny County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corp, Refunding Series 2019, 4.875%, 11/01/24	No Opt. Call	Caa2	11,289,766

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Allentown Commercial and Industrial Development Authority, Pennsylvania, Revenue Bonds, Executive Education Academy Charter School, Series 2017:
$ 2,400	6.000%, 7/01/37 , 144A	7/24 at 100.00	N/R	2,572,176
11,015	6.250%, 7/01/47 , 144A	7/24 at 100.00	N/R	11,780,763
6,025	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, 615 Waterfront Project, Senior Series 2021, 6.000%, 5/01/42, 144A	5/31 at 100.00	N/R	7,423,015
	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Subordinate Lien, Series 2018:
3,890	5.125%, 5/01/32 , 144A	5/28 at 100.00	N/R	4,559,741
15,420	5.375%, 5/01/42 , 144A	5/28 at 100.00	N/R	17,951,193
	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A:
4,035	4.375%, 1/01/35 (Mandatory Put 7/01/22)	No Opt. Call	N/R	4,156,050
35,695	3.500%, 4/01/41 (4)	No Opt. Call	N/R	44,619
45,855	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (4)	No Opt. Call	N/R	57,319
46,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008A, 2.700%, 4/01/35 (4)	No Opt. Call	N/R	57,500
50,320	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (4)	No Opt. Call	N/R	62,900
14,300	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 4.250%, 10/01/47 (Mandatory Put 4/01/21)	No Opt. Call	N/R	14,729,000
17,965	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Tower Health Project, Series 2017, 5.000%, 11/01/47 (UB)	11/27 at 100.00	B+	18,021,590
2,110	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital & Medical Center Project, Tender Option Bonds Trust 2015-XF2049, 21.319%, 11/01/44, 144A (IF) (5)	5/22 at 100.00	B+	2,120,423
1,250	Bucks County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, US Steel Corporation, Refunding Series 2011, 6.750%, 6/01/26	12/21 at 100.00	Caa2	1,288,012
	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Simpson Senior Services Project, Series 2015A:
705	5.000%, 12/01/30	12/25 at 100.00	N/R	728,582
680	5.000%, 12/01/35	12/25 at 100.00	N/R	692,090
1,400	5.250%, 12/01/45	12/25 at 100.00	N/R	1,422,988
11,750	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium Chater School Project, Series 2012A, 5.375%, 10/15/42	10/22 at 100.00	BB	12,263,945
6,000	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium Chater School Project, Series 2017A, 5.250%, 10/15/47	4/27 at 100.00	BB	6,638,160

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Chester County Industrial Development Authority, Pennsylvania, Special Obligation Bonds, Woodlands at Greystone Project, Series 2018:
$ 550	5.000%, 3/01/38 , 144A	3/28 at 100.00	N/R	571,434
1,496	5.125%, 3/01/48 , 144A	3/28 at 100.00	N/R	1,539,264
3,500	Chester, Delaware County, Pennsylvania, Tax and Revenue Anticipation Notes, Series 2021, 4.500%, 11/30/21, 144A	7/21 at 100.00	N/R	3,496,808
1,595	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Clarion University Foundation Inc Student Housing Project at Clarion University, Series 2014A, 5.000%, 7/01/45	7/24 at 100.00	A1	1,737,529
7,775	Dauphin County General Authority, Pennsylvania, Revenue Bonds, Harrisburg University of Science & Technology Project, Series 2017, 5.125%, 10/15/41, 144A	10/27 at 100.00	BB	7,630,618
6,000	Dauphin County General Authority, Pennsylvania, Revenue Bonds, Harrisburg University of Science & Technology Project, Series 2020, 6.250%, 10/15/53, 144A	10/28 at 100.00	BB	6,296,775
3,000	Dubois Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Penn Highlands Healthcare, Series 2018, 4.000%, 7/15/43 (UB) (5)	1/28 at 100.00	A-	3,215,700
1,000	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc - Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/39	7/24 at 100.00	BB+	1,021,490
3,425	Lehigh County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, West Hills Business Center Project, Series 2014, 6.500%, 7/01/32	7/23 at 100.00	N/R	3,567,548
6,004	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33, 144A	7/24 at 100.00	N/R	6,191,325
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2019:
15,810	4.000%, 9/01/49 (UB) (5)	9/29 at 100.00	A	17,597,320
8,130	4.000%, 9/01/51 (UB) (5)	9/29 at 100.00	A	9,033,975
1,000	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45	1/25 at 100.00	Ba1	1,107,350
	Mount Lebanon School District, Allegheny County, Pennsylvania, General Obligation Bonds, Tender Option Bonds Trust 2016-XG0063:
945	18.242%, 2/15/31 (Pre-refunded 8/15/23), 144A (IF) (5)	8/23 at 100.00	Aa1 (7)	1,373,879
1,340	18.273%, 2/15/32 (Pre-refunded 8/15/23), 144A (IF) (5)	8/23 at 100.00	Aa1 (7)	1,949,191
1,410	18.258%, 2/15/33 (Pre-refunded 8/15/23), 144A (IF) (5)	8/23 at 100.00	Aa1 (7)	2,050,478
1,480	18.289%, 2/15/34 (Pre-refunded 8/15/23), 144A (IF) (5)	8/23 at 100.00	Aa1 (7)	2,153,474
1,071	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 1.250%, 12/31/23	5/21 at 100.00	N/R	267,838
361	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 1.250%, 12/31/23 (cash 5.000%, PIK 5.000%)	No Opt. Call	N/R	90,334
4,600	Northampton County Industrial Development Authority, Pennsylvania, Tax Increment Financing Revenue Bonds, Route 33 Project, Series 2013, 7.000%, 7/01/32	7/23 at 100.00	N/R	4,954,798

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 30,690	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-1, 10.000%, 12/01/40, 144A	6/30 at 100.00	N/R	32,786,434
30,690	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-2, 10.000%, 12/01/40, 144A (AMT)	6/30 at 100.00	N/R	32,786,434
18,420	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Taxable Series 2020B-2, 10.000%, 12/01/29, 144A	No Opt. Call	N/R	18,777,716
20,520	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40 (4)	No Opt. Call	N/R	25,650
13,275	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41 (4)	No Opt. Call	N/R	16,594
28,870	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	CCC+	25,623,280
	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, CarbonLITE P, LLC Project, Series 2019:
1,178	5.250%, 6/01/26 (AMT), 144A	No Opt. Call	N/R	706,638
3,841	5.750%, 6/01/36 (AMT), 144A	6/26 at 103.00	N/R	2,304,255
2,070	Pennsylvania Economic Development Financing Authority, Special Facilities Revenue Bonds, US Airways Group Inc Project, Series 2010B, 8.000%, 5/01/29	5/21 at 100.00	Caa1	2,080,826
2,765	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University, Series 2012, 5.000%, 5/01/42	11/22 at 100.00	BB	2,825,692
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Tender Option Bond Trust 2015-XF2189:
750	21.009%, 8/15/41 (Pre-refunded 8/15/21), 144A (IF) (5)	8/21 at 100.00	AA (7)	811,193
1,205	21.515%, 8/15/41 (Pre-refunded 8/15/21), 144A (IF) (5)	8/21 at 100.00	AA (7)	1,305,509
	Philadelphia Authority for Industrial Development Senior Living Facilities, Philadelphia, Pennsylvania, Revenue Bonds, Wesley Enhanced Living Obligated Group, Series 2017A:
1,445	5.000%, 7/01/37	7/27 at 100.00	BB	1,523,174
1,575	5.000%, 7/01/42	7/27 at 100.00	BB	1,642,536
3,605	5.000%, 7/01/49	7/27 at 100.00	BB	3,717,656
860	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown - Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/21 at 100.00	Baa3	860,370
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Alliance for Progress Charter School, Series 2019A:
920	5.000%, 6/15/39	6/26 at 100.00	N/R	993,591
1,385	5.000%, 6/15/49	6/26 at 100.00	N/R	1,478,751
11,855	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Mariana Bracetti Academy Project, Series 2020A, 5.375%, 6/15/50, 144A	12/27 at 100.00	N/R	12,549,822

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Mariana Bracetti Academy Project, Taxable Series 2020B:
$ 10,915	6.875%, 12/15/35 , 144A	12/27 at 100.00	N/R	10,965,646
11,045	7.125%, 12/15/44 , 144A	12/27 at 100.00	N/R	11,189,579
2,050	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Nueva Esperanza, Inc - Esperanza Academy Charter School, Series 2013, 8.000%, 1/01/33 (Pre-refunded 1/01/23)	1/23 at 100.00	N/R (7)	2,320,067
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006:
660	6.050%, 5/01/23	5/21 at 100.00	N/R	651,156
985	6.250%, 5/01/33	5/21 at 100.00	N/R	905,826
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Southwest Leadership Academy, Series 2017:
345	6.470%, 11/01/37	11/27 at 100.00	N/R	372,693
4,785	6.600%, 11/01/47	11/27 at 100.00	N/R	5,159,139
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Tacony Academy Charter School, Series of 2014:
1,000	6.875%, 6/15/33	6/23 at 100.00	BB+	1,106,850
6,070	7.375%, 6/15/43	6/23 at 100.00	BB+	6,733,512
3,380	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, University of the Arts, Series 2017, 5.000%, 3/15/45, 144A	3/28 at 100.00	BB	3,564,142
8,590	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2019D, 3.000%, 9/01/44 – AGM Insured (UB) (5)	9/29 at 100.00	A2	9,111,585
875	Quakertown General Authority Health Facilities Revenue USDA Loan Anticipation Notes and Revenue Bonds for LifeQuest Obligated Group, Pennsylvania, Series 2017C, 5.300%, 7/01/42	7/22 at 100.00	N/R	862,855
3,100	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016, 5.000%, 11/15/32	5/24 at 100.00	BB+	3,304,011
	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016:
2,000	5.000%, 6/01/36	6/26 at 100.00	BB+	2,138,340
5,145	5.000%, 6/01/46	6/26 at 100.00	BB+	5,414,083
23,970	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated Group, Series 2019A, 4.000%, 6/01/49 (UB) (5)	6/29 at 100.00	Aa3	26,971,523
	Southcentral Pennsylvania General Authority, Revenue Bonds, York Academy Regional Charter School Project, Series 2018A:
8,000	6.000%, 7/15/38 , 144A	7/28 at 100.00	N/R	9,197,040
6,000	6.500%, 7/15/48 , 144A	7/28 at 100.00	N/R	6,975,600
8,560	Wilkes-Barre Area School District, Luzerne County, Pennsylvania, General Obligation Bonds, Series 2019, 4.000%, 4/15/54 – BAM Insured (UB) (5)	4/29 at 100.00	A2	9,608,001
670,416	Total Pennsylvania			483,346,621
	Puerto Rico – 6.9%
79,000	Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	5/21 at 15.61	N/R	12,283,710

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
$ 40,000	Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Series 2008A, 0.000%, 5/15/57	5/21 at 6.74	N/R	2,820,000
173,075	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A, 5.000%, 7/01/47, 144A	7/30 at 100.00	N/R	200,557,579
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
7,625	5.500%, 7/01/28	7/22 at 100.00	CCC	8,069,309
2,020	5.250%, 7/01/29	7/22 at 100.00	CCC	2,131,100
8,592	5.000%, 7/01/33	7/22 at 100.00	CCC	9,036,120
13,000	5.125%, 7/01/37	7/22 at 100.00	CCC	13,692,510
43,200	5.750%, 7/01/37	7/22 at 100.00	CCC	45,858,960
40,625	6.000%, 7/01/47	7/22 at 100.00	CCC	43,258,312
10,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012B, 5.350%, 7/01/27	5/21 at 100.00	CCC	10,025,000
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Federally Taxable Build America Bonds, Series 2010YY:
1,225	4.050%, 7/01/40 (4)	5/21 at 100.00	D	1,030,531
95,170	4.050%, 7/01/40 (4)	5/21 at 100.00	D	84,582,337
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2010DDD:
4,505	3.957%, 7/01/21 (4)	5/21 at 100.00	D	4,088,287
25	3.957%, 7/01/22 (4)	5/21 at 100.00	D	22,688
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A:
2,840	3.941%, 7/01/29 (4)	7/22 at 100.00	D	2,570,200
7,000	3.957%, 7/01/29 (4)	7/22 at 100.00	D	6,352,500
2	3.957%, 7/01/42 (4)	7/22 at 100.00	D	1,723
50,045	3.957%, 7/01/42 (4)	7/22 at 100.00	D	45,415,837
12,855	3.961%, 7/01/42 (4)	7/22 at 100.00	D	11,665,912
3	3.961%, 7/01/42 (4)	7/22 at 100.00	D	2,584
5,845	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 3.999%, 7/01/21 (4)	No Opt. Call	N/R	5,304,337
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT:
7,260	3.957%, 7/01/21 (4)	6/20 at 100.00	N/R	6,552,150
2,040	3.957%, 7/01/21 (4)	5/21 at 100.00	D	1,851,300
5,155	3.957%, 7/01/22 (4)	5/21 at 100.00	D	4,678,162
140	3.957%, 7/01/23 (4)	5/21 at 100.00	D	127,050
805	3.957%, 7/01/25 (4)	5/21 at 100.00	D	730,538
2,215	3.957%, 7/01/27 (4)	5/21 at 100.00	D	2,010,113
19,875	3.957%, 7/01/32 (4)	5/21 at 100.00	D	18,036,562
33,525	3.957%, 7/01/37 (4)	5/21 at 100.00	D	30,423,937

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV:
$ 1,465	3.999%, 7/01/21 (4)	No Opt. Call	N/R	1,329,488
905	3.957%, 7/01/24 (4)	5/21 at 100.00	D	821,288
2,000	5.250%, 7/01/34 – NPFG Insured	No Opt. Call	D	2,217,860
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA:
11,270	3.978%, 7/01/21 (4)	5/21 at 100.00	D	10,255,700
3,420	3.978%, 7/01/23 (4)	5/21 at 100.00	D	3,112,200
525	3.978%, 7/01/25 (4)	5/21 at 100.00	D	454,125
845	3.978%, 7/01/26 (4)	5/21 at 100.00	D	768,950
610	3.998%, 7/01/27 (4)	5/21 at 100.00	D	555,100
8,663	3.978%, 7/01/28 (4)	5/21 at 100.00	D	7,883,330
2,620	3.978%, 7/01/29 (4)	5/21 at 100.00	D	2,384,200
170	3.978%, 7/01/30 (4)	5/21 at 100.00	D	154,700
4,478	3.978%, 7/01/31 (4)	5/21 at 100.00	D	4,074,980
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010CCC:
280	3.957%, 7/01/21 (4)	5/21 at 100.00	D	254,100
185	3.957%, 7/01/22 (4)	5/21 at 100.00	D	167,888
1,510	3.895%, 7/01/23 (4)	5/21 at 100.00	D	1,364,663
3,225	3.957%, 7/01/24 (4)	5/21 at 100.00	D	2,926,687
2,000	3.926%, 7/01/25 (4)	5/21 at 100.00	D	1,807,500
810	3.957%, 7/01/25 (4)	5/21 at 100.00	D	735,075
30	3.937%, 7/01/26 (4)	5/21 at 100.00	D	27,113
190	3.978%, 7/01/26 (4)	5/21 at 100.00	D	172,900
3,000	3.978%, 7/01/26 (4)	5/21 at 100.00	D	2,595,000
280	3.957%, 7/01/27 (4)	5/21 at 100.00	D	254,100
8,765	3.978%, 7/01/27 (4)	5/21 at 100.00	D	7,976,150
140	3.957%, 7/01/28 (4)	5/21 at 100.00	D	127,050
6,105	3.978%, 7/01/28 (4)	5/21 at 100.00	D	5,555,550
1	3.990%, 7/01/28 (4)	5/21 at 100.00	D	815
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX:
1,960	3.926%, 7/01/25 (4)	5/21 at 100.00	D	1,771,350
215	3.937%, 7/01/26 (4)	5/21 at 100.00	D	194,306
640	3.978%, 7/01/26 (4)	5/21 at 100.00	D	582,400
405	3.947%, 7/01/27 (4)	5/21 at 100.00	D	366,525
260	3.978%, 7/01/27 (4)	5/21 at 100.00	D	236,600
6,195	3.978%, 7/01/35 (4)	5/21 at 100.00	D	5,637,450
805	4.019%, 7/01/36 (4)	5/21 at 100.00	D	736,575
70,195	3.978%, 7/01/40 (4)	5/21 at 100.00	D	63,877,450

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010ZZ:
$ 60	3.895%, 7/01/21 (4)	No Opt. Call	N/R	53,475
135	3.957%, 7/01/21 (4)	No Opt. Call	N/R	120,994
125	3.957%, 7/01/21 (4)	No Opt. Call	N/R	112,813
475	3.957%, 7/01/21 (4)	No Opt. Call	N/R	423,344
60	3.978%, 7/01/21 (4)	5/21 at 100.00	D	54,600
1,150	3.978%, 7/01/21 (4)	No Opt. Call	N/R	1,027,813
590	3.978%, 7/01/21 (4)	No Opt. Call	N/R	533,950
4,350	3.978%, 7/01/22 (4)	5/21 at 100.00	D	3,958,500
1,620	3.978%, 7/01/23 (4)	5/21 at 100.00	D	1,474,200
205	3.957%, 7/01/24 (4)	5/21 at 100.00	D	186,038
10,510	3.978%, 7/01/24 (4)	5/21 at 100.00	D	9,564,100
21,180	3.978%, 7/01/25 (4)	5/21 at 100.00	D	19,273,800
210	3.957%, 7/01/26 (4)	5/21 at 100.00	D	190,575
20,560	3.978%, 7/01/26 (4)	5/21 at 100.00	D	18,709,600
215	3.957%, 7/01/28 (4)	5/21 at 100.00	D	195,113
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2013A:
8,560	4.123%, 7/01/33 (4)	7/23 at 100.00	D	7,982,200
1,733	4.102%, 7/01/36 (4)	7/23 at 100.00	D	1,535,871
12,320	4.102%, 7/01/36 (4)	7/23 at 100.00	D	11,457,600
4,805	4.123%, 7/01/40 (4)	7/23 at 100.00	D	4,480,662
19,670	4.123%, 7/01/43 (4)	7/23 at 100.00	D	18,342,275
1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2016D-4-RSA-1, 4.164%, 7/01/21 (4)	No Opt. Call	N/R	948,750
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW:
105	3.999%, 7/01/21 (4)	6/20 at 100.00	N/R	95,288
2,895	3.999%, 7/01/21 (4)	5/21 at 100.00	D	2,641,687
950	3.988%, 7/01/22 (4)	5/21 at 100.00	D	865,688
1,890	3.988%, 7/01/23 (4)	5/21 at 100.00	D	1,722,263
535	3.988%, 7/01/24 (4)	5/21 at 100.00	D	487,519
1,755	3.978%, 7/01/25 (4)	5/21 at 100.00	D	1,597,050
3,485	3.957%, 7/01/28 (4)	5/21 at 100.00	D	3,162,637
13,425	5.250%, 7/01/33 (4)	5/21 at 100.00	D	12,216,750
28,635	3.999%, 7/01/38 (4)	5/21 at 100.00	D	26,129,437
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Taxable Build America Bond Series 2010EE:
5,270	4.036%, 7/01/30 (4)	5/21 at 100.00	D	4,683,712
66,460	4.044%, 7/01/32 (4)	5/21 at 100.00	D	59,066,325
34,350	4.061%, 7/01/40 (4)	5/21 at 100.00	D	30,657,375
14,525	Puerto Rico Electric Power Authority, Power Revenue Bonds, Taxable Series 2010BBB, 3.990%, 7/01/28 (4)	5/21 at 100.00	D	12,400,719

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
$ 1,210	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 2.310%, 7/01/39 – FGIC Insured (4)	No Opt. Call	C	1,089,000
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
446,381	0.000%, 7/01/46	7/28 at 41.38	N/R	136,780,094
143,444	0.000%, 7/01/51	7/28 at 30.01	N/R	31,751,329
11,000	4.750%, 7/01/53	7/28 at 100.00	N/R	11,972,448
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured Cofina Project Series 2018B-1:
11,648	0.000%, 7/01/46	7/28 at 41.38	N/R	3,569,180
50,220	0.000%, 7/01/51	7/28 at 30.01	N/R	11,116,197
13,165	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2, 4.784%, 7/01/58	7/28 at 100.00	N/R	14,278,825
252,512	Puerto Rico, General Obligation Bonds, Public Improvement, Series 2014A, 3.180%, 7/01/35 (4)	5/21 at 100.00	D	198,853,200
9,000	Puerto Rico, General Obligation Bonds, Refunding Public Improvement Series 2012A, 5.500%, 7/01/39 (4)	7/22 at 100.00	D	7,560,000
	University of Puerto Rico, University System Revenue Bonds, Refunding Series 2006P:
3,065	5.000%, 6/01/21	5/21 at 100.00	C	3,065,000
1,930	5.000%, 6/01/22	5/21 at 100.00	C	1,920,350
830	5.000%, 6/01/23	5/21 at 100.00	C	821,700
6,960	5.000%, 6/01/24	5/21 at 100.00	C	6,855,600
7,050	5.000%, 6/01/25	5/21 at 100.00	C	6,909,000
2,105	5.000%, 6/01/26	5/21 at 100.00	C	2,052,375
8,875	5.000%, 6/01/30	5/21 at 100.00	C	8,608,750
	University of Puerto Rico, University System Revenue Bonds, Series 2006Q:
4,320	5.000%, 6/01/21	5/21 at 100.00	C	4,320,000
4,695	5.000%, 6/01/22	5/21 at 100.00	C	4,671,525
75	5.000%, 6/01/23	5/21 at 100.00	C	74,250
3,075	5.000%, 6/01/24	5/21 at 100.00	C	3,028,875
1,355	5.000%, 6/01/25	5/21 at 100.00	C	1,327,900
3,345	5.000%, 6/01/26	5/21 at 100.00	C	3,261,375
7,203	5.000%, 6/01/30	5/21 at 100.00	C	6,986,910
4,882	5.000%, 6/01/36	5/21 at 100.00	C	4,735,540
2,093,992	Total Puerto Rico			1,436,520,662
	Rhode Island – 0.2%
249,290	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 0.000%, 6/01/52	4/21 at 15.88	CCC-	40,180,562

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	South Carolina – 1.6%
	Greenville Hospital System Board of Trustees, South Carolina, Hospital Revenue Bonds, Tender Option Bond Trust 2015-XF-0145:
$ 510	21.203%, 5/30/22 , 144A (IF) (5)	No Opt. Call	A3	778,688
500	21.364%, 5/30/22 , 144A (IF) (5)	No Opt. Call	A3	761,525
1,000	21.364%, 5/30/22 , 144A (IF) (5)	No Opt. Call	A3	1,502,450
2,735	Lancaster County, South Carolina, Assessment Revenue Bonds, Walnut Creek Improvement District, Series 2016A-2, 5.750%, 12/01/46, 144A	12/21 at 110.00	N/R	2,251,671
5,229	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007A, 7.750%, 11/01/39 (4)	5/21 at 100.00	N/R	1,098,090
14,058	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007B, 7.700%, 11/01/21 (4)	No Opt. Call	N/R	2,952,180
7,775	South Carolina Jobs Economic Development Authority, Educational Facilities Revenue Bonds, Hoese Creek Academy Project, Series 2021A, 5.000%, 11/15/55, 144A	11/26 at 100.00	N/R	7,812,336
10,000	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Custodial Receipts CR-086, 5.000%, 8/15/36 (Pre-refunded 8/15/26), 144A	8/26 at 100.00	N/R (7)	12,193,700
8,340	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Custodial Receipts CR-087, 5.000%, 8/15/41 (Pre-refunded 8/15/26), 144A	8/26 at 100.00	N/R (7)	10,169,546
	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Hilton Head Christian Academy, Series 2020:
2,160	5.000%, 1/01/40 , 144A	1/30 at 100.00	N/R	2,140,344
5,000	5.000%, 1/01/55 , 144A	1/30 at 100.00	N/R	4,911,550
1,970	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Midland Valley Preparatory School Project, Series 2014, 7.750%, 11/15/45, 144A	11/24 at 100.00	N/R	2,313,016
4,000	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Palmetto Scholars Academy Project, Series 2015A, 5.250%, 8/15/46, 144A	2/25 at 100.00	BB+	4,247,600
	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, York Preparatory Academy Project, Series 2014A:
1,370	7.000%, 11/01/33	11/24 at 100.00	N/R	1,527,701
11,515	7.250%, 11/01/45	11/24 at 100.00	N/R	12,752,747
1,000	South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue Bonds, Columbia College, Refunding Series 2020A, 5.750%, 10/01/45	10/27 at 103.00	N/R	1,043,050
5,870	South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue Bonds, High Point Academy Project, Series 2018A, 5.750%, 6/15/49, 144A	12/26 at 100.00	Ba1	6,559,021
	South Carolina Jobs-Economic Development Authority, Health Facilities Revenue Bonds, Lutheran Homes of South Carolina Inc, Series 2013:
750	5.000%, 5/01/43	5/23 at 100.00	N/R	757,905
1,255	5.125%, 5/01/48	5/23 at 100.00	N/R	1,269,069
33,800	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Bon Secours Mercy Health, Inc, Series 2020A, 4.000%, 12/01/44 (UB) (5)	6/30 at 100.00	A+	38,779,078
19,495	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, McLeod Health Projects, Refunding & Improvement Series 2018, 4.000%, 11/01/48 (UB) (5)	5/28 at 100.00	AA-	21,463,215

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	South Carolina (continued)
	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Prisma Health Obligated Group, Series 2018A:
$ 9,985	5.000%, 5/01/43 (UB) (5)	5/28 at 100.00	A3	11,893,533
8,560	5.000%, 5/01/48 (UB) (5)	5/28 at 100.00	A3	10,079,742
	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding Series 2016B:
6,780	5.000%, 12/01/46 (UB) (5)	12/26 at 100.00	A-	8,101,964
7,770	5.000%, 12/01/56 (UB) (5)	12/26 at 100.00	A-	9,211,724
1,700	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Refunding Series 2012D, 5.000%, 12/01/43 (Pre-refunded 6/01/22) (UB) (5)	6/22 at 100.00	A- (7)	1,795,149
28,660	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A, 5.000%, 12/01/50 (UB) (5)	6/25 at 100.00	A-	32,791,052
10,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/46 (UB) (5)	12/24 at 100.00	A-	11,362,100
2,185	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013E, 5.000%, 12/01/48 (UB) (5)	12/23 at 100.00	A-	2,421,439
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A:
2,575	5.000%, 12/01/49 (UB) (5)	6/24 at 100.00	A-	2,878,438
68,695	5.500%, 12/01/54 (UB) (5)	6/24 at 100.00	A-	77,709,158
4,970	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2015E, 5.250%, 12/01/55 (UB) (5)	12/25 at 100.00	A-	5,813,260
17,625	South Carolina State Ports Authority, Revenue Bonds, Series 2019B8, 4.000%, 7/01/49 (AMT) (UB) (5)	7/29 at 100.00	A+	19,766,437
7,895	Walnut Creek Improvement District, Lancaster County, South Carolina, Assessment Revenue Bonds, Series 2016A-2, 5.750%, 12/01/42	5/21 at 100.00	N/R	7,899,737
3,580	Walnut Creek Improvement District, Lancaster County, South Carolina, Assessment Revenue Bonds, Series 2016A-3, 5.330%, 12/01/41	5/21 at 100.00	N/R	3,582,148
319,312	Total South Carolina			342,590,363
	South Dakota – 0.0%
6,400	Lower Brule Sioux Tribe, South Dakota, Tribal Purpose Refunding Bonds, Series 2014C, 6.000%, 3/01/32, 144A	3/24 at 100.00	N/R	5,750,102
	Tennessee – 1.5%
2,000	Blount County Health and Educational Facilites Board, Tennessee, Revenue Refunding Bonds, Asbury, Inc, Series 2016A, 5.000%, 1/01/47	1/25 at 102.00	N/R	1,429,780
	Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle Project, Capital Appreciation Series 2016B:
1,905	0.000%, 12/01/24 , 144A	No Opt. Call	N/R	1,642,320
815	0.000%, 12/01/25 , 144A	No Opt. Call	N/R	671,299
845	0.000%, 12/01/26 , 144A	No Opt. Call	N/R	665,023
16,665	0.000%, 12/01/31 , 144A	No Opt. Call	N/R	9,920,175

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Tennessee (continued)
	Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle Project, Series 2016A:
$ 6,650	5.000%, 12/01/35 , 144A	12/26 at 100.00	N/R	6,797,497
7,220	5.125%, 12/01/42 , 144A	12/26 at 100.00	N/R	7,316,098
	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Tender Option Bond 2015-XF1023:
2,545	19.060%, 1/01/40 (Pre-refunded 1/01/23), 144A (IF) (5)	1/23 at 100.00	BBB+ (7)	3,421,549
865	19.043%, 1/01/45 (Pre-refunded 1/01/23), 144A (IF) (5)	1/23 at 100.00	BBB+ (7)	1,162,638
2,500	19.070%, 1/01/45 (Pre-refunded 1/01/23), 144A (IF) (5)	1/23 at 100.00	BBB+ (7)	3,361,475
64,160	Greeneville Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Ballad Health, Series 2018A, 4.000%, 7/01/40 (UB) (5)	7/28 at 100.00	Baa1	70,916,048
2,000	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Series 2012A, 5.000%, 8/15/42	8/22 at 100.00	A-	2,099,080
	Knox County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Bonds, Provision Center for Proton Therapy Project, Series 2014:
7,230	5.250%, 5/01/25 , 144A (4), (8)	11/24 at 100.00	N/R	5,061,000
59,375	6.000%, 5/01/34 , 144A (4), (8)	11/24 at 100.00	N/R	41,562,500
4,485	Memphis Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Serenity Towers Apartments, Series 2014A, 5.875%, 3/01/44	3/24 at 100.00	CCC	4,488,812
	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board, Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Series 2017A:
4,405	5.500%, 7/01/37	7/27 at 100.00	N/R	4,390,287
5,150	5.625%, 1/01/46	7/27 at 100.00	N/R	5,147,064
13,790	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 5.625%, 6/15/47, 144A (4)	6/27 at 100.00	N/R	8,274,000
1,235	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017B, 6.750%, 6/15/22, 144A (4)	No Opt. Call	N/R	741,000
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Rocketship Education Project, Series 2017E:
3,975	5.250%, 6/01/47 , 144A	6/26 at 100.00	N/R	4,312,040
3,250	5.375%, 6/01/52 , 144A	6/26 at 100.00	N/R	3,536,618
16,615	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/46 (UB) (5)	7/26 at 100.00	Aa1	19,446,861
19,965	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2017A, 5.000%, 7/01/48 (UB) (5)	7/27 at 100.00	A3	23,768,931
1,450	Shelby County Health, Educational and Housing Facility Board, Tennessee, Fixed Rate Revenue Bonds, Trezevant Manor, Refunding Series 2013A, 5.375%, 9/01/41	9/23 at 100.00	N/R	1,391,812

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Tennessee (continued)
	The Health and Educational Facilities Board of the City of Franklin, Tennessee, Revenue Bonds, Provision Cares Proton Therapy Center, Nashville Project, Series 2017A:
$ 18,170	7.375%, 6/01/37 , 144A (4), (8)	6/27 at 100.00	N/R	9,993,500
17,235	7.500%, 6/01/47 , 144A (4), (8)	6/27 at 100.00	N/R	9,479,250
46,300	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	56,817,508
11,580	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place Inc Project, Series 2015A, 5.500%, 1/01/46	5/21 at 100.00	N/R	9,526,171
342,380	Total Tennessee			317,340,336
	Texas – 4.1%
4,000	Anna, Texas, Special Assessment Revenue Bonds, Hurricane Creek Public Improvement District Area 1 Project, Series 2019, 6.500%, 9/01/48, 144A	9/29 at 100.00	N/R	4,682,760
3,000	Anna, Texas, Special Assessment Revenue Bonds, Hurricane Creek Public Improvement District Major Improvement Area Project, Series 2019, 6.750%, 9/01/48, 144A	9/29 at 100.00	N/R	3,506,820
4,235	Anson Education Facilities Corporation, Texas, Education Revenue Bonds, Arlington Classics Academy, Series 2016A, 5.000%, 8/15/45	8/26 at 100.00	BBB-	4,666,589
	Argyle, Texas, Special Assessment Revenue Bonds, Highlands of Argyle Public Improvement District 1 Project, Series 2017:
750	5.000%, 9/01/37	9/27 at 100.00	N/R	854,528
1,470	5.250%, 9/01/47	9/27 at 100.00	N/R	1,666,892
	Argyle, Texas, Special Assessment Revenue Bonds, Waterbrook of Argyle Public Improvement District Project, Series 2018:
2,100	5.125%, 9/01/38 , 144A	9/28 at 100.00	N/R	2,427,747
3,905	5.250%, 9/01/47 , 144A	9/28 at 100.00	N/R	4,470,874
1,500	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Brooks Academies, Series 2021A, 5.000%, 1/15/51	6/26 at 100.00	N/R	1,556,808
	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Leadership Prep School, Series 2016A:
490	5.000%, 6/15/36	6/21 at 100.00	BB	492,911
1,245	5.000%, 6/15/46	6/21 at 100.00	BB	1,251,536
	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, UME Preparatory Academy, Taxable Series 2017A:
1,000	5.000%, 8/15/38	8/27 at 100.00	N/R	1,094,380
1,800	5.000%, 8/15/48	8/27 at 100.00	N/R	1,938,870
900	5.000%, 8/15/53	8/27 at 100.00	N/R	966,789
2,720	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Wayside Schools, Series 2016A, 4.625%, 8/15/46	8/21 at 100.00	BB	2,723,346
6,160	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public Improvement District Phase 1 Project, Series 2015, 7.250%, 9/01/45	9/23 at 103.00	N/R	6,626,866
	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public Improvement District Phases 2 Project, Series 2018:
1,000	5.750%, 9/01/33 , 144A	9/23 at 103.00	N/R	1,099,410
3,775	6.125%, 9/01/45 , 144A	9/23 at 103.00	N/R	4,157,709

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Texas (continued)
$ 5,235	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public Improvement District Phases 2-3 Major Improvements Project, Series 2015, 8.250%, 9/01/40	9/23 at 103.00	N/R	5,619,930
3,800	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Winn Ridge South Public Improvement District Project, Series 2017, 6.200%, 9/01/47, 144A	9/27 at 100.00	N/R	4,465,000
6,955	Austin, Travis, Williamson and Hays Counties, Texas, Special Assessment Revenue Bonds, Estancia Hill Country Public Improvement District, Series 2013, 6.000%, 11/01/28	11/23 at 100.00	N/R	7,252,674
	Celina, Texas, Special Assessment Revenue Bonds, Cambridge Crossing Public Improvement District Phase 1 Project, Series 2018:
1,690	5.125%, 9/01/38 , 144A	9/28 at 100.00	N/R	1,962,141
4,230	5.250%, 9/01/47 , 144A	9/28 at 100.00	N/R	4,863,739
	Celina, Texas, Special Assessment Revenue Bonds, Cambridge Crossing Public Improvement District Phases 2-7 Major Improvement Project, Series 2018:
4,230	5.500%, 9/01/38 , 144A	9/28 at 100.00	N/R	5,016,907
7,480	5.625%, 9/01/48 , 144A	9/28 at 100.00	N/R	8,785,784
6,000	Celina, Texas, Special Assessment Revenue Bonds, Columns Public Improvement District Project, Series 2018, 6.250%, 9/01/48, 144A	9/28 at 100.00	N/R	6,939,480
	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 1 Project, Series 2014:
1,445	6.625%, 9/01/32	9/22 at 103.00	N/R	1,525,270
3,385	7.000%, 9/01/40	9/22 at 103.00	N/R	3,568,399
3,735	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 1B Project, Series 2018, 5.250%, 9/01/44, 144A	9/28 at 100.00	N/R	4,307,986
	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 2 & 3 Major improvement Project, Series 2014:
2,025	7.250%, 9/01/32	9/22 at 103.00	N/R	2,116,895
3,500	7.625%, 9/01/40	9/22 at 103.00	N/R	3,658,095
5,000	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 2 Project, Series 2018, 5.625%, 9/01/48, 144A	9/28 at 100.00	N/R	5,811,250
	Celina, Texas, Special Assessment Revenue Bonds, Edgewood Creek Public Improvement District Phase 1 Project, Series 2021:
500	4.250%, 9/01/41 , 144A	9/31 at 100.00	N/R	499,306
800	4.500%, 9/01/50 , 144A	9/31 at 100.00	N/R	798,673
	Celina, Texas, Special Assessment Revenue Bonds, Edgewood Creek Public Improvement District Phase 2-3 Major Improvement Project, Series 2021:
350	5.250%, 9/01/41 , 144A	9/31 at 100.00	N/R	349,547
640	5.500%, 9/01/50 , 144A	9/31 at 100.00	N/R	639,037
1,000	Celina, Texas, Special Assessment Revenue Bonds, Glen Crossing Public Improvement District Phase 1 Project, Series 2016, 5.250%, 9/01/46	9/26 at 100.00	N/R	1,115,060
	Celina, Texas, Special Assessment Revenue Bonds, Glen Crossing Public Improvement District Phase 1B, Series 2018:
325	5.375%, 9/01/38 , 144A	9/28 at 100.00	N/R	383,949
415	5.500%, 9/01/46 , 144A	9/28 at 100.00	N/R	485,525

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Texas (continued)
	Celina, Texas, Special Assessment Revenue Bonds, Glen Crossing Public Improvement District Project, Series 2018:
$ 1,120	5.625%, 9/01/38	9/28 at 100.00	N/R	1,321,230
1,700	5.750%, 9/01/47	9/28 at 100.00	N/R	1,991,873
	Celina, Texas, Special Assessment Revenue Bonds, Lakes at Mustang Ranch Public Improvement District Phase 2-9 Major improvement Project, Series 2015:
1,750	6.000%, 9/01/30	9/22 at 103.00	N/R	1,836,555
4,950	6.250%, 9/01/40	9/22 at 103.00	N/R	5,192,698
3,115	Celina, Texas, Special Assessment Revenue Bonds, Ownsby Farms Public Improvement District Phase 1 Project, Series 2017, 6.125%, 9/01/46	9/27 at 100.00	N/R	3,350,774
1,245	Celina, Texas, Special Assessment Revenue Bonds, Ownsby Farms Public Improvement District Phase 2 Major Improvement Project, Series 2017, 6.125%, 9/01/46	9/27 at 100.00	N/R	1,321,592
5,745	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement District Neighborhood Improvement Area 1 Project, Series 2015, 7.250%, 9/01/45	3/23 at 103.00	N/R	6,061,262
10,250	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement District Neighborhood Improvement Areas 2-5 Major Improvement Project, Series 2015, 8.250%, 9/01/40	3/23 at 103.00	N/R	10,792,430
	Celina, Texas, Special Assessment Revenue Bonds, Wells North Public Improvement District Neighborhood Improvement Area 1 Project, Series 2016:
700	5.000%, 9/01/36 , 144A	9/22 at 103.00	N/R	742,168
1,650	5.250%, 9/01/46 , 144A	9/22 at 103.00	N/R	1,748,043
520	Celina, Texas, Special Assessment Revenue Bonds, Wells North Public Improvement District Neighborhood Improvement Area 3-4 Project, Series 2020, 4.000%, 9/01/50, 144A	9/30 at 100.00	N/R	541,091
1,500	Celina, Texas, Special Assessment Revenue Bonds, Wells South Public Improvement District Neighborhood Improvement Area 1 Project, Series 2015, 6.250%, 9/01/45	9/24 at 100.00	N/R	1,583,880
5,600	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2021B, 4.000%, 1/01/51 (UB)	1/31 at 100.00	Baa1	6,342,728
	City of Shenandoah, Montgomery County, Texas, Special Assessment Revenue Bonds, Metropark Public Improvement District, Series 2018:
1,835	5.600%, 9/01/38	9/28 at 100.00	N/R	2,128,508
2,940	5.700%, 9/01/47	9/28 at 100.00	N/R	3,369,093
	Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds, Improvement Area 1 Project, Series 2016:
1,445	6.250%, 9/01/35	9/23 at 103.00	N/R	1,596,725
3,395	6.500%, 9/01/46	9/23 at 103.00	N/R	3,748,318
1,200	Comal County, Texas, Special Assessment Revenue Bonds, Crossings Public Improvement District, Series 2017, 5.000%, 9/01/46	9/27 at 100.00	N/R	1,321,692
6,050	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, John H Wood Jr Public Charter District, Inspire Academies, Series 2013A, 6.500%, 8/15/43 (Pre-refunded 8/15/23)	8/23 at 100.00	BBB- (7)	6,900,932

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Texas (continued)
	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2013A:
$ 820	6.625%, 9/01/31	9/23 at 100.00	N/R	900,122
7,010	6.375%, 9/01/42	9/23 at 100.00	N/R	7,573,814
9,175	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A, 5.250%, 9/01/44	9/24 at 100.00	BBB-	9,929,735
1,740	Flower Mound, Texas, Special Assessment Revenue Bonds, River Walk Public Improvement District 1, Refunding Series 2021, 4.000%, 9/01/43, 144A	9/31 at 100.00	N/R	1,744,362
28,985	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Refunding First Tier Series 2020C, 3.000%, 10/01/50 (UB) (5)	4/30 at 100.00	A2	30,350,193
2,530	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (AMT)	5/21 at 100.00	B3	2,532,985
2,500	Harris County Cultural Education Facilities Finance Corporation, Texas, First Mortgage Revenue Bonds, Brazos Presbyterian Homes, Inc Project, Series 2013B, 7.000%, 1/01/43 (Pre-refunded 1/01/23)	1/23 at 100.00	BBB- (7)	2,783,750
600	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A, 0.000%, 11/15/53 – AGM Insured	11/31 at 33.96	A2	137,862
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
1,400	0.000%, 11/15/23 – NPFG Insured (ETM)	No Opt. Call	Baa2 (7)	1,382,570
475	0.000%, 11/15/23 – NPFG Insured	No Opt. Call	BB+	453,017
2,270	0.000%, 11/15/25 – NPFG Insured (ETM)	No Opt. Call	Baa2 (7)	2,184,920
13,760	0.000%, 11/15/25 – NPFG Insured	No Opt. Call	BB+	12,418,675
520	0.000%, 11/15/26 (ETM)	No Opt. Call	Baa2 (7)	492,794
4,400	0.000%, 11/15/26	No Opt. Call	BB+	3,848,856
355	0.000%, 11/15/27 (ETM)	No Opt. Call	Baa2 (7)	329,298
4,645	0.000%, 11/15/27	No Opt. Call	BB+	3,921,448
480	0.000%, 11/15/28 – NPFG Insured (ETM)	No Opt. Call	Baa2 (7)	435,576
11,595	0.000%, 11/15/28 – NPFG Insured	No Opt. Call	BB+	9,411,777
125	0.000%, 11/15/29 – NPFG Insured (ETM)	No Opt. Call	Baa2 (7)	110,755
10,400	0.000%, 11/15/29 – NPFG Insured	No Opt. Call	BB+	8,091,408
2,070	0.000%, 11/15/30 – NPFG Insured (ETM)	No Opt. Call	Baa2 (7)	1,791,337
12,645	0.000%, 11/15/30 – NPFG Insured	No Opt. Call	BB+	9,428,365
5,000	0.000%, 11/15/31 – NPFG Insured	No Opt. Call	BB+	3,573,800
1,910	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.05	BB+	1,276,415
2,075	0.000%, 11/15/34 – NPFG Insured	11/31 at 83.17	BB+	1,217,963
35	0.000%, 11/15/35	11/31 at 78.18	BB+	19,249
4,160	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	BB+	2,145,021
1,525	0.000%, 11/15/37 – NPFG Insured	11/31 at 69.08	BB+	735,721
1,930	0.000%, 11/15/38 – NPFG Insured	11/31 at 64.91	BB+	872,206
1,130	0.000%, 11/15/39 – NPFG Insured	11/31 at 60.98	BB+	478,058
10,045	0.000%, 11/15/40 – NPFG Insured	11/31 at 57.27	BB+	3,976,615
17,665	0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	BB+	6,553,362

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Texas (continued)
$ 1,500	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2020A, 3.125%, 11/15/56 – AGM Insured	11/30 at 100.00	A2	1,577,129
1,840	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G, 0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	BBB	689,761
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3:
100	0.000%, 11/15/31 – NPFG Insured	11/24 at 66.52	BB	60,266
605	0.000%, 11/15/32 – NPFG Insured	11/24 at 62.71	BB	343,344
1,420	0.000%, 11/15/33 – NPFG Insured	11/24 at 59.10	BB	758,720
25	0.000%, 11/15/34 – NPFG Insured (Pre-refunded 11/15/24)	11/24 at 55.69	Baa2 (7)	13,605
190	0.000%, 11/15/34 – NPFG Insured	11/24 at 55.69	BB	95,561
555	0.000%, 11/15/35 – NPFG Insured	11/24 at 52.47	BB	262,709
3,535	0.000%, 11/15/38 – NPFG Insured (Pre-refunded 11/15/24)	11/24 at 43.83	Baa2 (7)	1,513,899
6,465	0.000%, 11/15/38 – NPFG Insured	11/24 at 43.83	BB	2,547,986
8,430	0.000%, 11/15/39 (Pre-refunded 11/15/24)	11/24 at 41.26	Baa2 (7)	3,398,723
9,245	0.000%, 11/15/39	11/24 at 41.26	BB	3,426,474
	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A:
1,180	0.000%, 11/15/34 – NPFG Insured	11/30 at 78.27	A2	691,692
27,155	0.000%, 11/15/38 – NPFG Insured	11/30 at 61.17	A2	12,309,633
8,805	0.000%, 11/15/40 – NPFG Insured	11/30 at 54.04	A2	3,503,510
1,025	Haslett, Texas, Special Assessment Revenue Bonds, Haslet Public Improvement District 5 Improvement Area 1 Project, Series 2019, 4.125%, 9/01/39, 144A	9/29 at 100.00	N/R	1,122,847
9,190	Hays County, Texas, Special Assessment Revenue Bonds, La Cima Public Improvement District Major Public Improvement Project, Series 2015, 7.000%, 9/15/45	9/25 at 100.00	N/R	9,532,511
6,805	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series 2006A, 6.000%, 2/15/36	5/21 at 100.00	N/R	6,807,041
8,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc - Terminal Improvement Project, Refunding Series 2011, 6.625%, 7/15/38 (AMT)	7/21 at 100.00	B	8,170,400
	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc Terminal Improvement Project, Refunding Series 2015B-1:
5,000	5.000%, 7/15/30 (AMT)	7/25 at 100.00	B	5,564,200
595	5.000%, 7/15/35 (AMT)	7/25 at 100.00	B	655,601
5,400	Jefferson County Industrial Development Corporation, Texas, Hurricane Ike Disaster Area Revenue Bonds, Port of Beaumont Petroleum Transload Terminal, LLC Project, Series 2012, 8.250%, 7/01/32 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R (7)	5,884,488
	Justin, Denton County, Texas, Special Assessment Revenue Bonds, Timberbrook Public Improvement District 1 Improvement Area 1 Project, Series 2018:
1,315	5.000%, 9/01/38 , 144A	9/28 at 100.00	N/R	1,488,449
1,175	5.375%, 9/01/38 , 144A	9/28 at 100.00	N/R	1,344,776
1,930	5.125%, 9/01/47 , 144A	9/28 at 100.00	N/R	2,166,406
1,770	5.500%, 9/01/47 , 144A	9/28 at 100.00	N/R	2,006,525

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Texas (continued)
$ 2,500	Lago Vista, Travis County, Texas, Special Assessment Revenue Bonds, Tessera on Lake Travis Public Improvement District Major Improvement Area Project, Series 2020B, 4.875%, 9/01/50, 144A	9/30 at 100.00	N/R	2,628,900
1,015	Lavon, Texas, Special Assessment Revenue Bonds, Lakepointe Public Improvement District Area 1 Project, Series 2019, 4.250%, 9/15/39, 144A	9/29 at 100.00	N/R	1,110,593
1,270	Lavon, Texas, Special Assessment Revenue Bonds, Lakepointe Public Improvement District Major Improvement Area Project, Series 2019, 5.000%, 9/15/49, 144A	9/29 at 100.00	N/R	1,409,179
2,765	Leander, Texas, Special Assessment Revenue Bonds, Crystal Springs Public Improvement District Project, Series 2018, 5.300%, 9/01/48, 144A	9/28 at 100.00	N/R	2,872,863
1,100	Leander, Texas, Special Assessment Revenue Bonds, Deerbrooke Public Improvement District Northern Improvement Area Major Improvement Project, Series 2017, 5.375%, 9/01/47, 144A	9/26 at 100.00	N/R	1,141,294
3,900	Leander, Texas, Special Assessment Revenue Bonds, Deerbrooke Public Improvement District Southern Improvement Area Project, Series 2017, 5.000%, 9/01/47, 144A	9/26 at 100.00	N/R	4,081,194
	Liberty Hill, Williamson County, Texas, Special Assessment Revenue Bonds, Liberty Parke Public Improvement District Master Improvement Area Project, Series 2017:
450	5.125%, 9/01/27 , 144A	No Opt. Call	N/R	495,761
2,155	6.000%, 9/01/46 , 144A	9/27 at 100.00	N/R	2,503,248
1,100	Liberty Hill, Williamson County, Texas, Special Assessment Revenue Bonds, Liberty Parke Public Improvement District Neighborhood Improvement Area 1 Project, Series 2017, 5.375%, 9/01/46, 144A	9/26 at 100.00	N/R	1,232,935
	Little Elm, Texas, Special Assessment Revenue Bonds, Valencia Public Improvement District Phase I, Refunding & Improvement Series 2018:
95	0.000%, 9/01/22 , 144A	No Opt. Call	N/R	92,071
6,580	5.250%, 9/01/44 , 144A	9/28 at 100.00	N/R	7,561,078
5,175	Little Elm,Texas, Special Assessment Revenue Bonds, Hillstone Pointe Public Improvement District 2 Phase 1-1A Project, Series 2017, 6.000%, 9/01/47, 144A	9/27 at 100.00	N/R	5,978,833
	Little Elm,Texas, Special Assessment Revenue Bonds, Hillstone Pointe Public Improvement District 2 Phase 2-3 Project, Series 2018:
725	5.750%, 9/01/38 , 144A	9/28 at 100.00	N/R	858,074
1,350	5.875%, 9/01/47 , 144A	9/28 at 100.00	N/R	1,582,497
1,500	Little Elm,Texas, Special Assessment Revenue Bonds, Lakeside Estates Public Improvement District 2 Project, Series 2017, 5.000%, 9/01/47, 144A	9/27 at 100.00	N/R	1,669,905
	Little Elm,Texas, Special Assessment Revenue Bonds, Valencia Public Improvement District Improvement Area 2 Project, Refunding & Improvement Series 2018:
70	0.000%, 9/01/21 , 144A	No Opt. Call	N/R	69,509
70	0.000%, 9/01/22 , 144A	No Opt. Call	N/R	67,719
70	0.000%, 9/01/23 , 144A	No Opt. Call	N/R	66,335
12,225	5.750%, 9/01/48 , 144A	9/28 at 100.00	N/R	14,230,511

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Texas (continued)
	Little Elm,Texas, Special Assessment Revenue Bonds, Valencia Public Improvement District Major Improvement Area Project, Refunding Series 2018:
$ 125	0.000%, 9/01/21 , 144A	No Opt. Call	N/R	123,818
125	0.000%, 9/01/22 , 144A	No Opt. Call	N/R	120,854
125	0.000%, 9/01/23 , 144A	No Opt. Call	N/R	117,775
125	0.000%, 9/01/24 , 144A	No Opt. Call	N/R	114,611
125	0.000%, 9/01/25 , 144A	No Opt. Call	N/R	111,505
6,300	6.750%, 9/01/48 , 144A	9/28 at 100.00	N/R	7,531,839
	Manor, Texas, Special Assessment Revenue Bonds, Lagos Public Improvement District Major Improvement Area Project, Series 2020:
600	4.500%, 9/15/40 , 144A	9/30 at 100.00	N/R	668,310
600	4.625%, 9/15/49 , 144A	9/30 at 100.00	N/R	664,560
1,755	Marble Falls, Burnet County, Texas, Special Assessment Revenue Bonds, Gregg Ranch Public Improvement District Major Improvement Area Project, Series 2019, 5.750%, 9/01/49, 144A	9/29 at 100.00	N/R	1,953,771
1,670	Marble Falls, Burnet County, Texas, Special Assessment Revenue Bonds, Gregg Ranch Public Improvement District Neighborhood Improvement Area 1 Project, Series 2019, 5.250%, 9/01/49, 144A	9/29 at 100.00	N/R	1,856,739
1,000	McLendon-Chisholm, Texas, Special Assessment Revenue Bonds, Sonoma Public Improvement District Improvement Area 3 Project, Series 2021, 4.000%, 9/15/51, 144A	9/31 at 100.00	N/R	996,486
	Medina County, Texas, Special Assessment Revenue Bonds, Woodlands Public Improvement District Major Improvement Areas 1, Series 2021:
785	5.250%, 9/01/41 , 144A	9/31 at 100.00	N/R	784,938
1,160	5.500%, 9/01/50 , 144A	9/31 at 100.00	N/R	1,159,893
1,250	Medina County, Texas, Special Assessment Revenue Bonds, Woodlands Public Improvement District Neighborhood Improvement Areas 1, Series 2021, 4.750%, 9/01/50, 144A	9/31 at 100.00	N/R	1,249,915
	Mesquite, Texas, Special Assessment Bonds, Heartland Town Center Public Improvement District Phase 1 Project, Series 2018:
850	5.250%, 9/01/38 , 144A	9/28 at 100.00	N/R	996,447
1,595	5.375%, 9/01/48 , 144A	9/28 at 100.00	N/R	1,851,715
1,510	Mesquite, Texas, Special Assessment Bonds, Heartland Town Center Public Improvement District Phase 2 Major Improvement Project, Series 2018, 5.625%, 9/01/48, 144A	9/28 at 100.00	N/R	1,724,027
	Mesquite, Texas, Special Assessment Bonds, Iron Horse Public Improvement District Project, Series 2019:
1,000	5.750%, 9/15/39 , 144A	9/29 at 100.00	N/R	1,115,230
2,300	6.000%, 9/15/49 , 144A	9/29 at 100.00	N/R	2,558,865
1,750	Midlothian, Texas, Special Assessment Revenue Bonds, Redden Farms Public Improvement District Improvement Areas #1-2 Project, Series 2021, 4.125%, 9/15/51, 144A (WI/DD, Settling 4/13/21)	9/31 at 100.00	N/R	1,755,845
	Midlothian, Texas, Special Assessment Revenue Bonds, Redden Farms Public Improvement District Major Improvement Area Project, Series 2021:
420	4.500%, 9/15/41 , 144A (WI/DD, Settling 4/13/21)	9/31 at 100.00	N/R	421,375
750	4.750%, 9/15/51 , 144A (WI/DD, Settling 4/13/21)	9/31 at 100.00	N/R	752,421

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Texas (continued)
$ 18,305	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, CarbonLITE Recycling, LLC Project, Series 2016, 6.500%, 12/01/33, 144A (AMT)	12/23 at 103.00	N/R	10,983,000
17,127	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45, 144A (AMT) (4), (8)	1/26 at 102.00	N/R	439,600
	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Beta Academy, Series 2018A:
1,595	5.625%, 8/15/39 , 144A	8/24 at 100.00	N/R	1,715,151
3,340	5.750%, 8/15/49 , 144A	8/24 at 100.00	N/R	3,583,853
	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Compass Academy Charter School Inc, Series 2016A:
2,095	5.000%, 8/01/36 , 144A	8/21 at 100.00	BB+	2,108,869
6,005	5.000%, 8/01/46 , 144A	8/21 at 100.00	BB+	6,039,469
8,500	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Jubilee Academic Center, Series 2016A, 5.000%, 8/15/46, 144A	8/21 at 100.00	BB	8,543,435
	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Jubilee Academic Center, Series 2017A:
3,235	5.000%, 8/15/37 , 144A	8/21 at 100.00	BB	3,255,057
1,825	5.125%, 8/15/47 , 144A	8/21 at 100.00	BB	1,835,074
4,305	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Legacy Midtown Park Project, Series 2018A, 5.500%, 7/01/54	7/24 at 103.00	N/R	4,488,996
	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Methodist Retirement Communites Senior Living Langford Project, Series 2016:
670	5.375%, 11/15/36	11/26 at 100.00	N/R	618,316
1,000	5.500%, 11/15/46	11/26 at 100.00	N/R	879,350
2,000	5.500%, 11/15/52	11/26 at 100.00	N/R	1,713,980
7,260	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi I, LLC-Texas A&M University-Corpus Christi Project, Series 2014A, 5.000%, 4/01/44	4/24 at 100.00	B-	6,963,139
1,490	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - San Antonio 1, LLC - Texas A&M University - San Antonio Project,, 5.000%, 4/01/48	4/26 at 100.00	BBB-	1,630,000
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD - College Station Properties LLC - Texas A&M University Project, Series 2015A:
1,840	5.000%, 7/01/24	No Opt. Call	CCC	1,591,600
13,600	5.000%, 7/01/35	7/25 at 100.00	CCC	11,764,000
115,200	5.000%, 7/01/47	7/25 at 100.00	CCC	99,072,000
1,800	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD - College Station Properties LLC - Texas A&M University Project, Series 2015B, 4.375%, 7/01/21	No Opt. Call	CCC	1,770,138
9,965	New Hope Cultural Educational Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Children's Health Systems of Texas Project, Series 2017A, 4.000%, 8/15/40 (UB) (5)	8/27 at 100.00	Aa3	11,231,850

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Texas (continued)
	Newark Higher Education Finance Corporation, Texas, Education Revenue Bonds, Austin Achieve Public Schools, Inc, Series 2017A:
$ 1,000	5.000%, 6/15/37 (Pre-refunded 6/15/22)	6/22 at 100.00	N/R (7)	1,056,610
1,250	5.000%, 6/15/42 (Pre-refunded 6/15/22)	6/22 at 100.00	N/R (7)	1,320,763
3,000	5.250%, 6/15/48 (Pre-refunded 6/15/22)	6/22 at 100.00	N/R (7)	3,178,770
43,310	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Refunding Series 2019A, 4.000%, 12/15/58 (UB) (5)	12/29 at 100.00	A+	49,634,992
670	North Richland Hills, Texas, Special Assessment Revenue Bonds, City Point Public Improvement District Zone A Project, Series 2019, 5.625%, 9/01/40, 144A	9/30 at 100.00	N/R	729,396
	North Richland Hills, Texas, Special Assessment Revenue Bonds, City Point Public Improvement District Zone B Project, Series 2019:
1,130	5.250%, 9/01/40 , 144A	9/30 at 100.00	N/R	1,230,581
1,500	5.375%, 9/01/50 , 144A	9/30 at 100.00	N/R	1,625,340
	Pottsboro Higher Education Finance Corporation, Texas, Education Revenue Bonds, Imagine International Academy of North Texas, LLC, Series 2016A:
655	5.000%, 8/15/36	8/26 at 100.00	N/R	715,332
1,000	5.000%, 8/15/46	8/26 at 100.00	N/R	1,074,210
6,360	Princeton, Texas, Special Assessment Revenue Bonds, Crossroads Public Improvement District Major improvement Project, Series 2018, 6.500%, 9/01/48, 144A	9/28 at 100.00	N/R	7,299,881
2,080	Princeton, Texas, Special Assessment Revenue Bonds, Whitewing Trails Public Improvement District 2 Phase 1 Project, Series 2019, 4.750%, 9/01/49, 144A	9/29 at 100.00	N/R	2,272,587
	Princeton, Texas, Special Assessment Revenue Bonds, Whitewing Trails Public Improvement District 2 Phase 2-6 Major Improvement Project, Series 2019:
1,000	5.500%, 9/01/39 , 144A	9/29 at 100.00	N/R	1,132,060
2,000	5.750%, 9/01/49 , 144A	9/29 at 100.00	N/R	2,259,860
3,605	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A, 5.125%, 2/01/39	2/24 at 100.00	Ba1	3,753,057
	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden Home Inc, Series 2012:
6,280	4.293%, 12/15/32 (4)	12/21 at 100.00	N/R	4,160,500
3,800	4.293%, 12/15/42 (4)	12/21 at 100.00	N/R	2,517,500
14,375	4.293%, 12/15/47 (4)	12/21 at 100.00	N/R	9,523,437
4,290	Red River Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, MRC Crestview Project, Series 2011A, 8.000%, 11/15/46 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R (7)	4,492,316
3,300	Red River Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, MRC Crossings Project, Series 2014A, 7.750%, 11/15/44	11/24 at 100.00	N/R	3,565,650
445	Rowlett, Texas, Special Assessment Revenue Bonds, Bayside Public Improvement District North Improvement Area, Series 2016, 6.000%, 9/15/46	3/24 at 102.00	N/R	459,044
	Royse CIty, Rockwall County, Texas, Special Assessment Revenue Bonds, Waterscape Public improvement District Improvement Area 2 Project, Series 2019:
1,365	4.625%, 9/15/39 , 144A	9/27 at 100.00	N/R	1,507,520
2,495	4.750%, 9/15/49 , 144A	9/27 at 100.00	N/R	2,738,337

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Texas (continued)
$ 4,200	Royse City, Rockwall County, Texas, Special Assessment Revenue Bonds, Waterscape Publifc improvement District Major Improvement Area Project, Series 2017, 5.250%, 9/15/48, 144A	9/27 at 100.00	N/R	4,674,432
	Royse CIty, Rockwall, Collin and Hunt Counties, Texas, Special Assessment Revenue Bonds, Creekshaw Public Improvement District Major Improvement Area Project, Series 2020:
400	4.875%, 9/15/40 , 144A	9/30 at 100.00	N/R	423,308
700	5.125%, 9/15/50 , 144A	9/30 at 100.00	N/R	740,362
2,235	Sachse, Texas, Special Assessment Bonds, Sachse Public Improvement District 1 Major Improvement Area Project, Series 2020, 5.625%, 9/15/50, 144A	9/30 at 100.00	N/R	2,329,652
	San Marcos City, Hays, Caldwell and Guadalupe Counties, Texas, Special Assessment Revenue Bonds, San Marcos Trace Public Improvement District Series 2019:
3,800	5.750%, 9/01/39 , 144A	9/28 at 100.00	N/R	5,070,226
5,000	5.750%, 9/01/48 , 144A	9/28 at 100.00	N/R	5,735,850
2,200	San Marcos City, Hays, Caldwell and Guadalupe Counties, Texas, Special Assessment Revenue Bonds, Whisper Public Improvement District Series 2020, 5.625%, 9/01/50	9/30 at 100.00	N/R	2,387,119
100	Sanger Industrial Development Corporation, Texas, Industrial Development Revenue Bonds, Texas Pellets Inc Project, Refunding Series 2012B, 8.000%, 7/01/38 (AMT) (4)	7/22 at 100.00	N/R	25,000
11,130	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Cook Childrens Medical Center, Series 2020, 3.000%, 12/01/50 (UB) (5)	12/29 at 100.00	AA	11,546,707
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckner Senior Living Ventana Project, Series 2017A:
240	6.625%, 11/15/37	5/27 at 100.00	N/R	267,106
5,875	6.750%, 11/15/47	5/27 at 100.00	N/R	6,488,232
5,865	6.750%, 11/15/52	5/27 at 100.00	N/R	6,460,884
4,650	Tarrant County Cultural Education Facilities Finance Corporaton, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc Project, Series 2007, 5.750%, 11/15/37 (4)	5/21 at 100.00	N/R	2,104,125
6,200	Tarrant County Cultural Education Facilities Finance Corporaton, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc Project, Series 2014, 5.630%, 11/15/41 (4)	11/24 at 100.00	N/R	2,805,500
	Tarrant County Cultural Education Facilities Finance Corporaton, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc Project, Series 2015A:
705	5.250%, 11/15/35 (4)	11/25 at 100.00	N/R	319,013
9,025	5.500%, 11/15/45 (4)	11/25 at 100.00	N/R	4,083,813
2,075	Tarrant County Cultural Education Facilities Finance Corporaton, Texas, Retirement Facility Revenue Bonds, CC Young Memorial Home Project, Series 2009A, 8.000%, 2/15/38 (4)	5/21 at 100.00	N/R	1,660,062
	Tarrant County Cultural Education Facilities Finance Corporaton, Texas, Retirement Facility Revenue Bonds, CC Young Memorial Home Project, Series 2016A:
1,000	6.375%, 2/15/48 (4)	2/27 at 100.00	N/R	798,630
1,000	6.375%, 2/15/52 (4)	2/27 at 100.00	N/R	798,330
100	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A, 5.250%, 12/15/22	No Opt. Call	A-	108,271

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Texas (continued)
	Texas Private Activity Bond Surface Transporation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility, Series 2013:
$ 6,665	7.000%, 12/31/38 (AMT)	9/23 at 100.00	Baa3	7,609,630
3,660	6.750%, 6/30/43 (AMT)	9/23 at 100.00	Baa3	4,152,343
2,835	Texas Public Finance Authority Charter School Finance Corporation, Charter School Revenue Bonds, School of Excellence Education Project, Series 2004A, 7.000%, 12/01/34	5/21 at 100.00	B-	2,835,794
12,391	Texas State Affordable Housing Corporation Multifamily Housing Revenue Bonds, Peoples El Shaddai Village and St James Manor Apartments Project, Series 2016, 4.850%, 12/01/56, 144A	1/34 at 100.00	N/R	13,415,079
3,470	Town Of Hickory Creek, Denton County, Texas, Special Assessment Revenue Bonds, Hickory Creek Public Improvement District, Series 2018, 5.625%, 9/01/47	9/28 at 100.00	N/R	4,023,257
4,000	Vista Lago, Travis County, Texas, Special Assessment Revenue Bonds, Tessera on Lake Travis Public Improvement District Improvement Area #2 Project, Series 2018, 5.000%, 9/01/47	9/27 at 100.00	N/R	4,399,280
	Westlake, Texas, Special Assessment Revenue Bonds, Solana Public Improvement District, Series 2015:
3,025	6.125%, 9/01/35	9/25 at 100.00	N/R	3,119,320
2,755	6.250%, 9/01/40	9/25 at 100.00	N/R	2,841,204
7,045	6.375%, 9/01/45	9/25 at 100.00	N/R	7,274,808
945,178	Total Texas			856,534,754
	Utah – 0.4%
11,315	Box Elder County, Utah, Solid Waste Disposal Revenue Bonds, Promontory Point Res, LLC, Senior Series 2017A, 8.000%, 12/01/39, 144A (AMT) (4)	12/27 at 100.00	N/R	9,442,594
700	Carbon County, Utah, Solid Waste Disposal Facility Revenue Bonds, Sunnyside Cogeneration Associates, Series 1999A, 7.100%, 8/15/23 (AMT)	No Opt. Call	N/R	724,836
	Medical School Campus Public Infrastructure District, Utah, Limited Tax General Obligation Bonds, Series 2020A:
3,875	5.250%, 2/01/40 , 144A	9/25 at 103.00	N/R	3,974,898
11,000	5.500%, 2/01/50 , 144A	9/25 at 103.00	N/R	11,277,420
1,955	Medical School Campus Public Infrastructure District, Utah, Limited Tax General Obligation Bonds, Subordinate Lien Series 2020B, 7.875%, 8/15/50, 144A	9/25 at 103.00	N/R	1,932,224
2,000	Utah Charter School Finance Authority Charter School Revenue Bonds, Vista at Entrada School of Performing Arts and Technology) Series 2012, 6.550%, 7/15/42 (Pre-refunded 7/15/22)	7/22 at 100.00	BBB- (7)	2,158,460
	Utah Charter School Finance Authority, Charter School Revenue Bonds, Leadership Learning Academy Project, Series 2019A:
1,705	5.000%, 6/15/39 , 144A	6/27 at 102.00	N/R	1,866,719
1,670	5.000%, 6/15/50 , 144A	6/27 at 102.00	N/R	1,805,070
830	Utah Charter School Finance Authority, Charter School Revenue Bonds, Mountain West Montessori Academy Project, Series 2020A, 5.000%, 6/15/49, 144A	12/29 at 100.00	N/R	909,547
5,200	Utah Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School Project, Series 2020A, 5.125%, 7/15/51, 144A	1/25 at 102.00	N/R	5,319,781

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Utah (continued)
$ 170	Utah Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School Project, Taxable Refunding Series 2020B, 5.000%, 7/15/21, 144A	No Opt. Call	N/R	170,025
	Utah Charter School Finance Authority, Charter School Revenue Bonds, Renaissance Academy Project, Refunding Series 2020:
950	5.000%, 6/15/40 , 144A	6/28 at 102.00	Ba2	1,047,651
2,000	5.000%, 6/15/55 , 144A	6/28 at 102.00	Ba2	2,154,080
5,430	Utah Charter School Finance Authority, Revenue Bonds, Channing Hall Project, Refunding Series 2017A, 5.250%, 7/15/38, 144A	7/27 at 100.00	BB	5,806,299
3,180	Utah Charter School Finance Authority, Revenue Bonds, Wallace Stegner Academy Project, Series 2019A, 5.000%, 6/15/49, 144A	6/27 at 100.00	N/R	3,392,233
11,315	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc, Series 2016B, 4.000%, 5/15/47 (UB) (5)	5/24 at 100.00	AA+	12,079,668
5,795	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc, Series 2020A, 3.000%, 5/15/50 (UB) (5)	5/30 at 100.00	AA+	6,034,507
6,450	Utah State Board of Regents, Revenue Bonds, Dixie University, Series 2019, 3.000%, 6/01/49 (UB) (5)	6/29 at 100.00	AA	6,668,848
75,540	Total Utah			76,764,860
	Virgin Islands – 1.2%
	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A:
400	4.000%, 10/01/22	No Opt. Call	N/R	390,244
7,215	5.000%, 10/01/32	10/22 at 100.00	N/R	6,706,848
	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2014C:
16,050	5.000%, 10/01/24	No Opt. Call	N/R	15,579,414
9,750	5.000%, 10/01/30	10/24 at 100.00	N/R	9,163,830
40,815	5.000%, 10/01/39	10/24 at 100.00	N/R	36,834,313
500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2012C, 5.000%, 10/01/42	10/22 at 100.00	N/R	447,155
	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital Series 2014A:
6,245	5.000%, 10/01/24	No Opt. Call	N/R	6,061,897
1,200	5.000%, 10/01/29	10/24 at 100.00	N/R	1,134,888
	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2009A-1:
10	5.000%, 10/01/24	5/21 at 100.00	Caa2	10,023
225	5.000%, 10/01/29	5/21 at 100.00	Caa2	225,506
525	5.000%, 10/01/39	5/21 at 100.00	Caa2	526,181
	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A:
11,365	5.000%, 10/01/25	5/21 at 100.00	Caa2	11,390,571
16,600	5.000%, 10/01/29	5/21 at 100.00	Caa2	16,637,350

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Virgin Islands (continued)
$ 3,891	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien, Refunding Series 2013B, 5.000%, 10/01/24	No Opt. Call	Caa2	3,902,050
2,226	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	5/21 at 100.00	Caa2	2,231,009
	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A:
2,545	5.000%, 10/01/27	10/22 at 100.00	Caa2	2,533,318
17,870	5.000%, 10/01/32	10/22 at 100.00	Caa2	17,736,511
7,380	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	5/21 at 100.00	Caa3	7,396,236
	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B:
12,620	5.000%, 10/01/25	5/21 at 100.00	Caa3	12,429,312
22,830	5.250%, 10/01/29	5/21 at 100.00	Caa3	22,473,624
1,035	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Refunding Bonds, Series 2009C, 5.000%, 10/01/22	5/21 at 100.00	Caa3	1,031,181
	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note - Diageo Project, Series 2009A:
12,405	6.625%, 10/01/29	5/21 at 100.00	Caa3	12,459,830
36,185	6.750%, 10/01/37	5/21 at 100.00	Caa3	36,353,622
23,192	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Bond Anticipation Notes, Series 2020A, 7.500%, 7/01/22, 144A	No Opt. Call	N/R	23,255,072
	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A:
65	5.000%, 7/01/22	5/21 at 100.00	Caa3	64,610
20	5.000%, 7/01/25	5/21 at 100.00	Caa3	19,507
975	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	5/21 at 100.00	Caa3	923,972
254,139	Total Virgin Islands			247,918,074
	Virginia – 3.4%
2,340	Alexandria, Virginia, General Obligation Bonds, Capital Improvement Series 2019A, 3.000%, 7/15/46 (UB) (5)	7/30 at 100.00	AAA	2,548,424
	Arlington County Industrial Development Authority, Virginia, Hospital Facility Revenue Bonds, Virginia Hospital Center, Series 2020:
6,725	4.000%, 7/01/45 (UB) (5)	7/30 at 100.00	A+	7,708,195
20,850	3.750%, 7/01/50 (UB) (5)	7/30 at 100.00	A+	23,203,756
24,250	Bristol Industrial Development Agency, Virginia, Revenue Bonds, The Falls-Bristol Project, Series 2014B, 6.350%, 11/01/44 (4)	11/24 at 100.00	N/R	16,774,937
	Celebrate Virginia North Community Development Authority, Special Assessment Revenue Bonds, Series 2003B:
2,133	4.125%, 3/01/21 (4)	No Opt. Call	N/R	1,279,800
5,188	4.356%, 3/01/25 (4)	4/21 at 100.00	N/R	3,112,800
9,263	4.455%, 3/01/34 (4)	4/21 at 100.00	N/R	5,557,800

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Virginia (continued)
$ 1,074	Celebrate Virginia South Community Development Authority, Special Assessment Revenue Bonds, Celebrate Virginia South Project, Series 2006, 6.250%, 3/01/37 (4)	9/21 at 100.00	N/R	724,950
	Cherry Hill Community Development Authority, Virginia, Special Assesment Bonds, Potomac Shores Project, Series 2015:
1,100	5.150%, 3/01/35 , 144A	3/25 at 100.00	N/R	1,146,079
1,865	5.400%, 3/01/45 , 144A	3/25 at 100.00	N/R	1,938,630
11,225	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2013, 7.250%, 3/01/43	3/23 at 100.00	N/R	11,748,534
6,675	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2015, 5.600%, 3/01/45, 144A	3/25 at 100.00	N/R	7,041,057
	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Revenue Bonds, Vinson Hall LLC, Series 2013A:
5,600	5.000%, 12/01/42	12/23 at 100.00	BBB+	5,978,168
5,265	5.000%, 12/01/47	12/23 at 100.00	BBB+	5,605,172
28,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2018A, 4.000%, 5/15/48 (UB) (5)	5/28 at 100.00	Aa2	31,636,640
15,000	Industrial Development Authority of the City of Newport News, Virginia, Health System Revenue Bonds, Riverside Health System, Series 2017A, 5.000%, 7/01/46, 144A	7/27 at 100.00	N/R	16,671,900
5,815	Lower Magnolia Green Community Development Authority, Virginia, Special Assessment Bonds, Series 2015, 5.000%, 3/01/45, 144A	3/25 at 100.00	N/R	5,995,498
	Lynchburg Economic Development Authority, Virginia, Hospital Revenue Bonds, Centra Health Obligated Group, Refunding Series 2017A:
9,065	4.000%, 1/01/47 (UB) (5)	1/27 at 100.00	Baa1	9,685,953
5,000	5.000%, 1/01/47 (UB) (5)	1/27 at 100.00	Baa1	5,785,000
83,520	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appreciation, Second Senior Lien Series 2010A, 0.000%, 10/01/37 (UB) (5)	No Opt. Call	Baa1	47,188,800
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B:
119,520	4.000%, 10/01/49 (UB) (5)	10/29 at 100.00	Baa2	134,114,587
21,340	3.000%, 10/01/50 – AGM Insured (UB) (5)	10/29 at 100.00	A2	22,228,171
15,200	4.000%, 10/01/53 – AGM Insured (UB) (5)	10/29 at 100.00	A2	17,252,304
53,165	4.000%, 10/01/53 (UB) (5)	10/29 at 100.00	Baa2	59,558,091
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B:
2,450	0.000%, 10/01/27 – AGC Insured	No Opt. Call	A3	2,263,874
4,810	0.000%, 10/01/32 – AGC Insured	No Opt. Call	A3	3,857,909
9,400	0.000%, 10/01/38 – AGC Insured	No Opt. Call	Baa1	5,635,770
4,600	0.000%, 10/01/39 – AGC Insured	No Opt. Call	Baa1	2,661,652
7,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44	10/28 at 100.00	Baa1	9,210,670
5,000	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2018A, 5.000%, 10/01/48 (AMT) (UB) (5)	10/28 at 100.00	A+	5,990,150

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Virginia (continued)
$ 55,695	Norfolk Economic Development Authority, Virginia, Hospital Facility Revenue Bonds, Sentara Healthcare Systems, Refunding Series 2018B, 4.000%, 11/01/48 (UB) (5)	11/28 at 100.00	AA	62,375,615
1,000	Norfolk Redevelopment and Housing Authority, Virginia, Fort Norfolk Retirement Community, Inc, Harbor's Edge Project, Series 2019A, 4.375%, 1/01/39	1/24 at 104.00	N/R	1,021,900
	Norfolk Redevelopment and Housing Authority, Virginia, Revenue Bonds, Fort Norfolk Retirement Community, Inc - Harbor's Edge Project, Refunding Series 2014:
5,000	5.000%, 1/01/46	1/25 at 100.00	N/R	5,136,750
5,250	5.375%, 1/01/46	1/25 at 100.00	N/R	5,470,238
3,290	Richmond Redevelopment and Housing Authority, Virginia, Multi-Family Housing Revenue Bonds, American Tobacco Apartments, Series 2017, 5.550%, 1/01/37, 144A	1/27 at 100.00	N/R	3,423,936
	Roanoke Economic Development Authority, Virginia, Hospital Revenue Bonds, Carilion Clinic Obligated Group, Series 2020A:
34,000	3.000%, 7/01/45 (UB) (5)	7/30 at 100.00	AA-	35,711,900
10,750	4.000%, 7/01/51 (UB) (5)	7/30 at 100.00	AA-	12,406,467
2,400	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B, 5.000%, 7/01/45, 144A	7/25 at 100.00	Ba2	2,503,992
10,585	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Refunding Series 2015A, 5.000%, 7/01/45, 144A	7/25 at 100.00	Ba2	11,043,648
	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Provident Resource Group - Rixey Student Housing Project, Series 2019A:
13,645	5.500%, 7/01/49 , 144A	7/34 at 100.00	N/R	12,633,496
19,855	5.500%, 7/01/54 , 144A	7/34 at 100.00	N/R	18,164,942
9,000	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Provident Resource Group - Rixey Student Housing Project, Series 2019B, 7.500%, 7/01/52, 144A	No Opt. Call	N/R	7,717,050
32,205	Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Bon Secours Mercy Health, Inc, Series 2020A, 4.000%, 12/01/49 (UB) (5)	6/30 at 100.00	A+	36,718,853
8,145	Virginia Small Business Finance Authority, Tourism Development Financing Program Revenue Bonds, Downtown Norfolk and Virginia Beach Oceanfront Hotel Projects, Series 2018A, 8.375%, 4/01/41, 144A	4/28 at 112.76	N/R	9,991,553
1,655	Virginia Small Business Financing Authority, Solid Waste Disposal Revenue Bonds, Covanta Project, Series 2018, 5.000%, 1/01/48 (Mandatory Put 7/01/38), 144A (AMT)	7/23 at 100.00	B	1,728,631
1,000	Virginia Small Business Financing Authority, Tourism Development Financing Program Revenue Bonds, Virginia Beach Oceanfront South Hotel Project, Senior Series 2020A-1, 8.000%, 10/01/43, 144A	10/30 at 120.40	N/R	1,263,593
705,913	Total Virginia			701,417,835
	Washington – 1.7%
13,250	King County Housing Authority, Washington, Pooled Housing Revenue Bonds, Refunidng Series 2020A, 3.000%, 6/01/40 (UB) (5)	6/30 at 100.00	AA	13,952,648
1,050	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Improvement Series 2011, 7.000%, 12/01/40 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (7)	1,096,599

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Washington (continued)
	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Limited Tax Series 2015A:
$ 1,000	5.000%, 12/01/30	12/25 at 100.00	N/R	1,048,080
5,795	5.000%, 12/01/38	12/25 at 100.00	N/R	5,978,180
	King County Public Hospital District 4, Washington, Hospital Revenue Bonds, Snoqualmie Valley Hospital, Series 2015A:
1,500	6.000%, 12/01/35	12/25 at 100.00	N/R	1,654,695
5,500	6.250%, 12/01/45	12/25 at 100.00	N/R	6,050,989
	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing Revenue Bonds, Series 2007:
950	5.500%, 6/01/27 (AMT)	5/21 at 100.00	N/R	951,549
3,660	5.600%, 6/01/37 (AMT)	5/21 at 100.00	N/R	3,663,770
315	Ocean Shores, Washington, Local Improvement District 2007-01 Bonds, 2011, 7.250%, 2/01/31	No Opt. Call	BBB+	388,527
21,950	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2018A, 4.000%, 5/01/43 (AMT) (UB) (5)	5/27 at 100.00	A+	23,910,793
10,550	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2019, 4.000%, 4/01/44 (AMT) (UB) (5)	4/29 at 100.00	A+	11,657,434
21,525	Port of Tacoma, Washington, Revenue Bonds, Refunding Series 2016B, 5.000%, 12/01/43 (AMT) (UB) (5)	12/26 at 100.00	AA-	25,308,234
4,260	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	4/21 at 100.00	N/R	4,300,087
74,685	Washington Economic Development Finance Authority, Environmental Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Series 2017A, 7.500%, 1/01/32, 144A (AMT) (4)	1/28 at 100.00	N/R	56,013,750
11,455	Washington Economic Development Finance Authority, Environmental Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Series 2018, 7.250%, 1/01/32, 144A (AMT) (4)	1/28 at 100.00	N/R	8,591,250
	Washington Economic Development Finance Authority, Environmental Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Series 2019A:
34,710	7.500%, 1/01/32 (AMT), 144A	1/28 at 100.00	N/R	26,032,500
8,095	7.650%, 1/01/32 (AMT), 144A	1/28 at 100.00	N/R	6,071,250
11,000	Washington Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Series 2017B, 4.000%, 8/15/41 (UB) (5)	2/28 at 100.00	AA-	12,246,850
	Washington Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Tender Option Bonds Trust 2015-XF1018:
500	18.474%, 8/15/40 , 144A (IF) (5)	8/25 at 100.00	AA-	834,715
2,125	18.474%, 8/15/45 , 144A (IF) (5)	8/25 at 100.00	AA-	3,527,798
13,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2014D, 5.000%, 10/01/38 (UB) (5)	10/24 at 100.00	AA-	14,776,840
	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0132:
24	22.038%, 10/01/41 (Pre-refunded 10/01/24), 144A (IF) (5)	10/24 at 100.00	N/R (7)	40,170
1,616	22.038%, 10/01/41 , 144A (IF) (5)	10/24 at 100.00	AA-	2,704,796

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Washington (continued)
	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0148:
$ 2,500	17.862%, 10/01/44 , 144A (IF) (5)	10/24 at 100.00	AA-	3,830,000
3,740	17.904%, 10/01/44 , 144A (IF) (5)	10/24 at 100.00	AA-	5,727,698
1,060	22.038%, 10/01/44 , 144A (IF) (5)	10/24 at 100.00	AA-	1,764,900
600	22.038%, 10/01/44 , 144A (IF) (5)	10/24 at 100.00	AA-	999,000
	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0150:
630	17.922%, 10/01/42 , 144A (IF) (5)	10/22 at 100.00	AA-	785,560
1,510	17.963%, 10/01/42 , 144A (IF) (5)	10/22 at 100.00	AA-	1,882,532
785	18.139%, 10/01/42 , 144A (IF) (5)	10/22 at 100.00	AA-	977,906
13,000	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children's Hospital, Series 2017A, 5.000%, 10/01/47 (UB) (5)	10/27 at 100.00	Aa2	15,474,030
	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Childrens Hospital, Tender Option Bond Trust 2015-XF0153:
945	17.625%, 10/01/42 (Pre-refunded 10/01/22), 144A (IF) (5)	10/22 at 100.00	Aa2 (7)	1,217,188
935	17.945%, 10/01/42 (Pre-refunded 10/01/22), 144A (IF) (5)	10/22 at 100.00	Aa2 (7)	1,204,663
	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Series 2018:
11,170	4.000%, 7/01/58 (UB) (5)	7/28 at 100.00	BB+	11,959,161
1,575	4.000%, 7/01/58 (UB) (5)	7/28 at 100.00	BBB+	1,697,031
19,965	4.000%, 7/01/58 – AGM Insured (UB) (5)	7/28 at 100.00	A2	21,854,288
1,125	Washington State Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Tender Option Bond Trust 2016-XG0051, 18.229%, 8/15/42, 144A (IF) (5)	8/22 at 100.00	AA-	1,394,606
15,000	Washington State Higher Education Facilities Authority Revenue Bonds, Gonzaga University Project, Series 2019A, 3.000%, 4/01/49 (UB) (5)	10/29 at 100.00	A2	15,357,600
13,115	Washington State Housing Finance Commission, Multifamily Revenue Bonds, Greentree Village Homes Project, Series 2008, 5.264%, 2/01/26, 144A	No Opt. Call	N/R	13,744,169
1,705	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Herons Key Senior Living, Series 2015A, 7.000%, 7/01/45, 144A	7/25 at 100.00	N/R	1,831,613
	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Mirabella Project, Series 2012A:
2,080	6.500%, 10/01/32 (Pre-refunded 10/03/22), 144A	10/22 at 100.00	N/R (7)	2,269,779
18,225	6.750%, 10/01/47 (Pre-refunded 10/03/22), 144A	10/22 at 100.00	N/R (7)	19,967,674
1,000	Washington State Housing Finance Commission, Non-profit Housing Revenue Bonds, Presbyterian Retirement Communities Northwest Proejct, Refunding Series 2016A, 5.000%, 1/01/31, 144A	1/25 at 102.00	BB	1,091,070
1,130	Washington State Housing Finance Commission, Nonprofit Revenue Bonds, Spokane International Academy Project, Series 2021A, 5.000%, 7/01/56, 144A	7/31 at 100.00	Ba2	1,229,060
2,660	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement Community, Refunding Series 2012, 5.000%, 1/01/48	1/23 at 100.00	BBB-	2,733,389
1,500	Washington State Housing Finance Commission, Revenue Bonds, Rockwood Retirement Communities Project, Series 2014A, 7.500%, 1/01/49, 144A	1/24 at 100.00	N/R	1,604,610
364,470	Total Washington			361,399,031

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	West Virginia – 0.2%
$ 7,167	Berkeley, Hardy and Jefferson Counties, West Virginia, as Joint Issuers, Commercial Development Revenue Bonds, Scattered Site Housing Projects, Series 2010, 5.750%, 12/01/44	12/23 at 100.00	N/R	7,336,356
	Glenville State College, West Virginia, Revenue Bonds, Refunding & Improvement Series 2017:
2,500	5.000%, 6/01/37	6/27 at 100.00	N/R	2,592,250
5,500	5.250%, 6/01/47	6/27 at 100.00	N/R	5,681,335
3,325	Kanawha County Commission, West Virginia, Student Housing Revenue Bonds, West Virginia State University Foundation Inc, Series 2013, 6.500%, 7/01/33	7/23 at 100.00	B1	3,427,643
	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue, University Town Centre Economic Opportunity Development District, Refunding & Improvement Series 2017A:
4,745	5.500%, 6/01/37 , 144A	6/27 at 100.00	N/R	5,109,036
12,885	5.750%, 6/01/43 , 144A	6/27 at 100.00	N/R	13,892,349
4,000	West Virginia Economic Development Authority, Dock and Wharf Facilities Revenue Bonds, Empire Trimodal Terminal, LLC Project, Series 2020, 7.625%, 12/01/40, 144A	12/27 at 103.00	N/R	4,107,840
5,380	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Arch Resources Project, Series 2020, 5.000%, 7/01/45 (Mandatory Put 7/01/25) (AMT)	1/25 at 100.00	B	5,669,875
1,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Arch Resources Project, Series 2021, 4.125%, 7/01/45 (Mandatory Put 7/01/25) (AMT)	1/25 at 100.00	B	1,023,444
46,502	Total West Virginia			48,840,128
	Wisconsin – 6.0%
15,700	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, General Revenue Bonds, Refunding Series 2017, 6.750%, 6/01/32	12/27 at 100.00	N/R	16,086,063
1,600	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, American Preparatory Academy, Las Vegas 2 Project, Series 2019A, 5.000%, 7/15/54, 144A	7/27 at 100.00	BB	1,711,776
7,135	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Chattahoochee Hills Project, Series 2017A, 5.875%, 6/15/47, 144A	6/27 at 100.00	N/R	7,424,895
95	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Chattahoochee Hills Project, Taxable Series 2017B, 5.750%, 6/15/21, 144A	No Opt. Call	N/R	95,014
5,195	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter Academy, North Carolina, Series 2016A, 5.125%, 2/01/46, 144A	2/26 at 100.00	N/R	5,500,102
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community School Bonds, North Carolina, Series 2019A:
1,660	5.000%, 6/15/39 , 144A	6/26 at 100.00	N/R	1,765,078
6,540	5.000%, 6/15/49 , 144A	6/26 at 100.00	N/R	6,871,774
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community School, North Carolina, Series 2017A:
1,000	5.000%, 6/15/37 , 144A	6/24 at 100.00	N/R	1,042,750
1,630	5.125%, 6/15/47 , 144A	6/24 at 100.00	N/R	1,689,821

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Envision Science Academy Project, Series 2016A:
$ 1,090	5.125%, 5/01/36 , 144A	5/26 at 100.00	N/R	1,146,266
3,445	5.250%, 5/01/46 , 144A	5/26 at 100.00	N/R	3,594,203
3,030	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Explore Knowledge Foundation Las Vegas Project, Series 2012A, 6.000%, 7/15/42	7/22 at 100.00	BB+	3,154,745
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Founders Academy of Las Vegas, Series 2020A:
600	5.000%, 7/01/40 , 144A	7/28 at 100.00	BB-	651,084
1,550	5.000%, 7/01/55 , 144A	7/28 at 100.00	BB-	1,653,509
2,255	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Freedom Classical Academy Inc, Series 2020A, 5.000%, 1/01/42, 144A	1/28 at 100.00	N/R	2,413,030
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Mallard Creek STEM Academy, North Carolina, Series 2019:
3,780	5.125%, 6/15/39 , 144A	6/26 at 100.00	N/R	4,085,991
6,280	5.250%, 6/15/49 , 144A	6/26 at 100.00	N/R	6,754,266
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A:
13,455	5.000%, 6/15/36 , 144A	6/26 at 100.00	N/R	13,875,738
40,610	5.000%, 6/15/46 , 144A	6/26 at 100.00	N/R	41,275,192
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Phoenix Academy Charter School, North Carolina, Series 2017A:
3,320	5.625%, 6/15/37 , 144A	6/24 at 100.00	N/R	3,362,695
17,350	5.875%, 6/15/47 , 144A	6/24 at 100.00	N/R	17,689,019
3,010	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Pine Lake Preparatory, North Carolina, Series 2015, 5.500%, 3/01/45, 144A	3/25 at 100.00	BB+	3,231,265
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Point College Preparatory, Series 2020A:
1,400	5.000%, 6/15/41 , 144A	6/27 at 103.00	N/R	1,478,036
3,790	5.000%, 6/15/55 , 144A	6/27 at 103.00	N/R	3,925,341
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Research Triangle High School Project, North Carolina, Series 2015A:
1,000	5.375%, 7/01/35 , 144A	7/25 at 100.00	N/R	1,076,880
1,590	5.625%, 7/01/45 , 144A	7/25 at 100.00	N/R	1,703,796
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Uwharrie Charter Academy, North Carolina, Series 2017A:
2,875	5.500%, 6/15/37 , 144A	6/27 at 100.00	N/R	2,899,495
6,225	5.625%, 6/15/47 , 144A	6/27 at 100.00	N/R	6,336,677

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1:
$ 393	0.000%, 1/01/47 , 144A (4)	No Opt. Call	N/R	11,122
343	0.000%, 1/01/48 , 144A (4)	No Opt. Call	N/R	9,571
338	0.000%, 1/01/49 , 144A (4)	No Opt. Call	N/R	9,218
327	0.000%, 1/01/50 , 144A (4)	No Opt. Call	N/R	8,572
322	0.000%, 1/01/51 , 144A (4)	No Opt. Call	N/R	8,280
418	0.000%, 1/01/52 , 144A (4)	No Opt. Call	N/R	10,344
412	0.000%, 1/01/53 , 144A (4)	No Opt. Call	N/R	10,018
398	0.000%, 1/01/54 , 144A (4)	No Opt. Call	N/R	9,421
390	0.000%, 1/01/55 , 144A (4)	No Opt. Call	N/R	9,027
382	0.000%, 1/01/56 , 144A (4)	No Opt. Call	N/R	8,695
19,686	5.500%, 7/01/56 , 144A (4)	3/28 at 100.00	N/R	15,030,053
423	0.000%, 1/01/57 , 144A (4)	No Opt. Call	N/R	9,371
412	0.000%, 1/01/58 , 144A (4)	No Opt. Call	N/R	8,918
401	0.000%, 1/01/59 , 144A (4)	No Opt. Call	N/R	8,524
393	0.000%, 1/01/60 , 144A (4)	No Opt. Call	N/R	8,085
387	0.000%, 1/01/61 , 144A (4)	No Opt. Call	N/R	7,747
376	0.000%, 1/01/62 , 144A (4)	No Opt. Call	N/R	7,347
368	0.000%, 1/01/63 , 144A (4)	No Opt. Call	N/R	7,035
360	0.000%, 1/01/64 , 144A (4)	No Opt. Call	N/R	6,759
354	0.000%, 1/01/65 , 144A (4)	No Opt. Call	N/R	6,436
382	0.000%, 1/01/66 , 144A (4)	No Opt. Call	N/R	6,606
4,599	0.000%, 1/01/67 , 144A (4)	No Opt. Call	N/R	73,952

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B:
$ 177	0.000%, 1/01/46 , 144A (4)	No Opt. Call	N/R	5,196
174	0.000%, 1/01/47 , 144A (4)	No Opt. Call	N/R	4,929
173	0.000%, 1/01/48 , 144A (4)	No Opt. Call	N/R	4,818
172	0.000%, 1/01/49 , 144A (4)	No Opt. Call	N/R	4,682
169	0.000%, 1/01/50 , 144A (4)	No Opt. Call	N/R	4,435
185	0.000%, 1/01/51 , 144A (4)	No Opt. Call	N/R	4,774
4,770	3.750%, 7/01/51 , 144A (4)	3/28 at 100.00	N/R	3,215,847
184	0.000%, 1/01/52 , 144A (4)	No Opt. Call	N/R	4,559
182	0.000%, 1/01/53 , 144A (4)	No Opt. Call	N/R	4,414
180	0.000%, 1/01/54 , 144A (4)	No Opt. Call	N/R	4,265
178	0.000%, 1/01/55 , 144A (4)	No Opt. Call	N/R	4,115
175	0.000%, 1/01/56 , 144A (4)	No Opt. Call	N/R	3,993
174	0.000%, 1/01/57 , 144A (4)	No Opt. Call	N/R	3,857
172	0.000%, 1/01/58 , 144A (4)	No Opt. Call	N/R	3,714
170	0.000%, 1/01/59 , 144A (4)	No Opt. Call	N/R	3,621
169	0.000%, 1/01/60 , 144A (4)	No Opt. Call	N/R	3,481
167	0.000%, 1/01/61 , 144A (4)	No Opt. Call	N/R	3,333
165	0.000%, 1/01/62 , 144A (4)	No Opt. Call	N/R	3,229
163	0.000%, 1/01/63 , 144A (4)	No Opt. Call	N/R	3,113
162	0.000%, 1/01/64 , 144A (4)	No Opt. Call	N/R	3,036
161	0.000%, 1/01/65 , 144A (4)	No Opt. Call	N/R	2,913
158	0.000%, 1/01/66 , 144A (4)	No Opt. Call	N/R	2,732
2,057	0.000%, 1/01/67 , 144A (4)	No Opt. Call	N/R	33,078
30,000	Public Finance Authority of Wisconsin, Contract Revenue Bonds, Mercer Crossing Public Improvement District Project, Series 2017, 7.000%, 3/01/47, 144A	3/27 at 100.00	N/R	34,208,400
	Public Finance Authority of Wisconsin, Education Revenue Bonds, Carolina International School, Series 2018A:
1,030	5.250%, 8/01/38 , 144A	8/28 at 100.00	BB+	1,172,573
1,240	5.500%, 8/01/48 , 144A	8/28 at 100.00	BB+	1,408,330
	Public Finance Authority of Wisconsin, Education Revenue Bonds, North Carolina Leadership Academy, Series 2019A:
540	5.000%, 6/15/49 , 144A	6/26 at 100.00	N/R	578,669
455	5.000%, 6/15/54 , 144A	6/26 at 100.00	N/R	486,463
	Public Finance Authority of Wisconsin, Education Revenue Bonds, Pioneer Springs Community School, Series 2020A:
1,030	6.250%, 6/15/40 , 144A	6/27 at 100.00	N/R	1,075,475
5,350	6.500%, 6/15/50 , 144A	6/27 at 100.00	N/R	5,581,495
2,050	Public Finance Authority of Wisconsin, Education Revenue Bonds, Pioneer Springs Community School, Taxable Series 2020B, 7.500%, 6/15/30, 144A	6/25 at 100.00	N/R	2,050,390

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 1,945	Public Finance Authority of Wisconsin, Education Revenue Bonds, The Capitol Encore Academy, Series 2019A, 5.500%, 6/01/49, 144A	6/27 at 102.00	N/R	2,104,276
4,385	Public Finance Authority of Wisconsin, Educational Facilities Revenue Bonds, Lake Erie College, Series 2019A, 5.875%, 10/01/54, 144A	10/29 at 100.00	N/R	4,537,335
	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, LEAD Academy Project, Series 2016A:
1,000	5.000%, 8/01/36 , 144A	8/26 at 100.00	N/R	1,049,900
3,000	5.125%, 8/01/46 , 144A	8/26 at 100.00	N/R	3,136,740
1,900	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, The ASK Academy Project, Series 2015A, 6.000%, 2/01/45	2/25 at 100.00	N/R	2,005,735
5,300	Public Finance Authority of Wisconsin, Health Care Facilities Revenue Bonds, Blue Ridge HealthCare, Refunding Series 2020A, 3.000%, 1/01/50 (UB) (5)	1/30 at 100.00	A3	5,429,161
1,725	Public Finance Authority of Wisconsin, Healthcare Facility Expansion Revenue Bonds, Church Homes of Hartford Inc Project, Refunding Series 2015A, 5.000%, 9/01/38, 144A	9/24 at 100.00	BB	1,843,352
	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American Dream @ Meadowlands Project, Series 2017A:
8,500	6.250%, 8/01/27 , 144A	No Opt. Call	N/R	9,251,400
53,545	6.750%, 8/01/31 , 144A	No Opt. Call	N/R	59,922,745
	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017:
58,580	6.500%, 12/01/37 , 144A	12/27 at 100.00	N/R	66,875,514
58,500	6.750%, 12/01/42 , 144A	12/27 at 100.00	N/R	67,189,005
308,150	7.000%, 12/01/50 , 144A	12/27 at 100.00	N/R	356,415,534
6,710	Public Finance Authority of Wisconsin, Project Revenue Bonds, Irving Convention Center Hotel Project, First Tier Series 2017A-2, 7.000%, 1/01/50, 144A	1/32 at 100.00	N/R	6,211,917
7,245	Public Finance Authority of Wisconsin, Retirement Facility Revenue Bonds, Shalom Park Development Project, Series 2019, 0.000%, 12/31/24, 144A	No Opt. Call	N/R	4,707,584
16,910	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Gulf Coast Zoo, Series 2018A, 6.500%, 9/01/48	9/28 at 100.00	N/R	15,223,735
3,400	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Gulf Coast Zoo, Taxable Series 2018B, 6.750%, 9/01/29	9/28 at 100.00	N/R	3,066,290
	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center, Senior Series 2017A:
3,100	6.250%, 10/01/31 , 144A	10/27 at 100.00	N/R	3,173,129
10,000	6.850%, 10/01/47 , 144A	10/27 at 100.00	N/R	10,237,500
4,700	7.000%, 10/01/47 , 144A	10/27 at 100.00	N/R	4,811,766
2,000	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center, Senior Series 2017B, 8.500%, 10/01/47, 144A	10/27 at 100.00	N/R	1,305,000
3,000	Public Finance Authority of Wisconsin, Revenue Bonds, Delray Beach Radiation Therapy Center, Subordinate Series 2017B, 8.500%, 11/01/46, 144A (4)	11/26 at 100.00	N/R	2,250,000
	Public Finance Authority of Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc, Series 2017A:
2,775	5.200%, 12/01/37	12/27 at 100.00	BBB-	3,141,800
2,725	5.350%, 12/01/45	12/27 at 100.00	BBB-	3,062,110

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Revenue Bonds, Procure Proton Therapy Center, Senior Series 2018A:
$ 25,790	6.950%, 7/01/38 , 144A	7/28 at 100.00	N/R	28,137,406
45,880	7.000%, 7/01/48 , 144A	7/28 at 100.00	N/R	50,045,904
4,475	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2012, 5.500%, 4/01/32	4/22 at 100.00	BB	4,642,813
4,410	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2015, 5.875%, 4/01/45	4/25 at 100.00	BB	4,968,130
	Public Finance Authority of Wisconsin, Revenue Bonds, SearStone Continuing Care Retirement Community, Refunding Series 2017A:
8,800	5.200%, 6/01/37	6/23 at 104.00	N/R	8,900,760
19,410	5.300%, 6/01/47	6/23 at 104.00	N/R	19,480,458
7,890	5.375%, 6/01/52	6/23 at 104.00	N/R	7,928,661
3,600	Public Finance Authority of Wisconsin, Revenue Bonds, SearStone Continuing Care Retirement Community, Series 2020, 6.000%, 6/01/53, 144A	6/25 at 104.00	N/R	3,692,916
1,000	Public Finance Authority of Wisconsin, Revenue Bonds, SearStone Continuing Care Retirement Community, Taxable Series 2020, 7.750%, 6/01/25, 144A	No Opt. Call	N/R	996,170
7,000	Public Finance Authority of Wisconsin, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2016, 6.000%, 6/01/49, 144A	6/22 at 104.00	N/R	7,235,620
2,575	Public Finance Authority of Wisconsin, Revenue Bonds, Wonderful Foundations Charter School Portfolio Projects, Senior Series 2020A-1, 5.000%, 1/01/55, 144A	7/30 at 100.00	N/R	2,836,054
	Public Finance Authority of Wisconsin, Senior Living Facility Revenue Bonds, Mary's Woods at Marylhurst Inc, Series 2017A:
1,015	5.250%, 5/15/42 , 144A	5/25 at 102.00	BB	1,083,452
1,335	5.250%, 5/15/47 , 144A	5/25 at 102.00	BB	1,419,786
	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment Center, Series 2018A-1:
5,605	6.125%, 1/01/33 , 144A	1/28 at 100.00	N/R	4,819,796
22,230	6.250%, 1/01/38 , 144A	1/28 at 100.00	N/R	18,654,749
90,145	6.375%, 1/01/48 , 144A	1/28 at 100.00	N/R	73,776,471
21,625	Public Finance Authority of Wisconsin, Taxable Revenue Bonds, Vonore Fiber Products Sustainable Packaging Project, Green Bonds, Series 2019, 9.000%, 6/01/29, 144A	7/22 at 100.00	N/R	21,476,004
500	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Wilson Preparatory Academy, Series 2019A, 5.000%, 6/15/39, 144A	6/26 at 100.00	N/R	537,525
495	Public Finance Authority, Wisconsin, Revenue Bonds, Minnesota College of Osteopathic Medicine, Senior Series 2019A-1, 5.500%, 12/01/48, 144A (4)	12/28 at 100.00	N/R	247,253
5,000	Public Finance Authority, Wisconsin, Revenue Bonds, Minnesota College of Osteopathic Medicine, Subordinate Series 2019B, 7.750%, 12/01/48, 144A (4)	12/24 at 103.00	N/R	500,000
76	Public Finance Authority, Wisconsin, Revenue Bonds, Minnesota College of Osteopathic Medicine, Taxable Senior Series 2019A-2, 7.250%, 12/01/48, 144A (4)	12/28 at 100.00	N/R	38,039
6,500	Public Finance Authority, Wisconsin, Revenue Bonds, Ultimate Medical Academy, Taxable Series 2019B, 6.125%, 10/01/49, 144A	10/29 at 100.00	BB	6,777,030

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Wisconsin Center District, Dedicated Tax Revenue Bonds, Supported by State Moral Obligation Junior Series 2020D:
$ 29,340	0.000%, 12/15/45 – AGM Insured (UB) (5)	12/30 at 56.77	A1	12,700,699
1,455	0.000%, 12/15/50 – AGM Insured (UB) (5)	12/30 at 46.55	A1	510,574
21,910	0.000%, 12/15/55 – AGM Insured (UB) (5)	12/30 at 37.52	A1	6,114,424
10,000	0.000%, 12/15/60 – AGM Insured (UB) (5)	12/30 at 29.95	A1	2,205,600
14,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2013B-1, 4.000%, 11/15/43 (UB) (5)	11/28 at 100.00	Aa2	15,917,300
3,955	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Tender Option Bond Trust 2015-XF2044, 17.756%, 11/15/41 (Pre-refunded 11/15/21), 144A (IF) (5)	11/21 at 100.00	AA+ (7)	4,430,272
2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc, Tender Option Bond Trust 2016-XG0072, 18.323%, 4/15/35 (Pre-refunded 4/15/23), 144A (IF) (5)	4/23 at 100.00	Aa3 (7)	3,499,925
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Tender Option Bond Trust 2015-XF1028:
2,500	17.926%, 11/15/44 , 144A (IF) (5)	11/22 at 100.00	A1	3,100,125
380	17.926%, 11/15/44 , 144A (IF) (5)	11/22 at 100.00	A1	471,219
750	17.926%, 11/15/44 , 144A (IF) (5)	11/22 at 100.00	A1	930,038
2,130	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rocket Education Obligated Group, Series 2017C, 5.250%, 6/01/40, 144A	6/26 at 100.00	N/R	2,330,603
8,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Agnesian HealthCare, Inc, Series 2017, 4.000%, 7/01/47 (UB) (5)	7/27 at 100.00	A+	9,181,445
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Refunding Series 2017:
1,850	5.000%, 8/01/37	8/24 at 103.00	N/R	1,949,160
1,900	5.000%, 8/01/39	8/24 at 103.00	N/R	1,997,508
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Children's Hospital of Wisconsin, Inc, Series 2017:
10,000	4.000%, 8/15/42 (UB) (5)	8/27 at 100.00	Aa3	11,324,900
10,000	4.000%, 8/15/47 (UB) (5)	8/27 at 100.00	Aa3	11,226,700
9,990	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Marshfield Clinic, Series 2016A, 5.000%, 2/15/42 (UB) (5)	2/26 at 100.00	A-	11,223,365
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Mile Bluff Medical Center, Inc, Series 2014:
1,650	5.500%, 5/01/34	5/24 at 100.00	N/R	1,673,925
2,635	5.750%, 5/01/39	5/24 at 100.00	N/R	2,678,609
10,115	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2018A, 4.300%, 11/01/53 (UB) (5)	11/27 at 100.00	Aa3	11,176,468
2,480	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2012A, 8.375%, 6/01/37 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (7)	2,695,760
1,243,697	Total Wisconsin			1,250,148,675
$ 29,334,458	Total Municipal Bonds (cost $23,319,384,153)			24,824,536,645

Shares	Description (1)	Value
	COMMON STOCKS – 3.0%
	Airlines – 0.4%
3,000,000	American Airlines Group Inc (10), (11)	$ 71,700,000
	Chemicals – 0.0%
3,839	Ingevity Corporation (11), (12)	289,960
	Containers & Packaging – 0.0%
23,041	Westrock Co (13)	1,199,284
	Electric Utilities – 2.6%
19,397,048	Energy Harbor Corp (11), (14), (15)	548,781,282
	Total Common Stocks (cost $463,621,296)	621,970,526

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 1.3%
	Commercial Services & Supplies – 0.0%
$ 1,635	College for Certain Inc	4.800%	6/01/60	N/R	1,610,107
	Electric Utilities – 0.4%
6,085	FirstEnergy Corp (4)	6.050%	8/15/21	N/R	7,606
3,805	FirstEnergy Corp (4)	6.800%	8/15/39	N/R	4,756
11,125	Talen Energy Supply LLC	6.500%	6/01/25	CCC+	8,934,766
50,500	Talen Energy Supply LLC	10.500%	1/15/26	CCC+	45,197,500
3,760	Talen Energy Supply LLC	7.250%	5/15/27	BB-	3,844,074
14,300	Talen Energy Supply LLC	6.625%	1/15/28	BB-	14,284,842
2,500	Talen Energy Supply LLC	6.000%	12/15/36	CCC+	1,387,500
92,075	Total Electric Utilities				73,661,044
	Hotels, Restaurants & Leisure – 0.0%
5,000	Mashantucket Western Pequot Tribe, Corporate High Yield Bond (cash 6.350%, PIK 1.000%) (4)	7.350%	7/01/26	N/R	825,000
	Metals & Mining – 0.8%
73,986	Cleveland-Cliffs Inc	9.875%	10/17/25	BB	86,678,300
8,000	Cleveland-Cliffs Inc	7.000%	3/15/27	CCC	8,040,000
10,000	United States Steel Corp (16)	6.875%	8/15/25	Caa2	10,198,050
20,700	United States Steel Corp	6.250%	3/15/26	Caa2	20,915,591
1,000	United States Steel Corp	6.875%	3/01/29	Caa2	1,022,500
39,320	United States Steel Corp (16)	6.650%	6/01/37	Caa2	37,943,800
153,006	Total Metals & Mining				164,798,241
	Real Estate Management & Development – 0.1%
15,000	Benloch Ranch Improvement Association 1, Corporate Bonds	9.750%	12/01/39	N/R	16,185,450
6,770	Benloch Ranch Improvement Association No 1	9.750%	12/01/39	N/R	6,770,000
2,400	Zilkha Biomass Selma LLC (4), (8)	5.000%	8/01/28	N/R	1,024,560
25,740	Zilkha Biomass Selma LLC (4), (8)	10.000%	8/01/38	N/R	257
49,910	Total Real Estate Management & Development				23,980,267
$ 301,626	Total Corporate Bonds (cost $272,728,314)				264,874,659

Principal Amount (000)	Description (1)	Coupon (17)	Reference Rate (17)	Spread (17)	Maturity (18)	Ratings (3)	Value
	VARIABLE RATE SENIOR LOAN INTERESTS – 0.0% (17)
	Commercial Services & Supplies – 0.0%
$ 1,349	CarbonLite P LLC, (19)	0.000%	N/A	N/A	9/05/21	N/R	$1,348,975
2,722	CarbonLite Recycling LLC, (20)	0.000%	N/A	N/A	9/05/21	N/R	2,721,799
4,071	Total Commercial Services & Supplies						4,070,774
$ 4,071	Total Variable Rate Senior Loan Interests (cost $4,070,775)						4,070,774
	Total Long-Term Investments (cost $24,059,804,538)						25,715,452,604

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.1%
	MONEY MARKET FUNDS – 0.1%
6,864,513	State Street Navigator Securities Lending Government Money Market Portfolio, (21)	0.030% (22)	$ 6,864,513
	Total Investments Purchased with Collateral from Securities Lending(cost $6,864,513)		6,864,513

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.0%
	MUNICIPAL BONDS – 0.0%
	Florida – 0.0%
$ 1,565	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project, Variable Rate Demand Obligations, Series 2019A, 6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A (23)	6/21 at 103.00	N/R	$ 1,541,697
$ 1,565	Total Short-Term Investments (cost $1,488,171)			1,541,697
	Total Investments (cost $24,068,157,222) – 123.5%			25,723,858,814
	Floating Rate Obligations – (27.7)%			(5,763,208,000)
	Other Assets Less Liabilities – 4.2% (24)			872,958,995
	Net Assets – 100%			$20,833,609,809

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Investments in Derivatives
Futures Contracts - Short
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 5-Year Note	(2,493)	06/21	$ (311,581,260)	$ (307,632,306)	$ 3,948,954	$409,007
U.S. Treasury 10-Year Note	(7,705)	06/21	(1,034,678,423)	(1,008,873,437)	25,804,985	1,926,250
Total			$(1,346,259,683)	$(1,316,505,743)	$29,753,939	$2,335,257

Total receivable for variation margin on futures contracts	$2,335,257
Total payable for variation margin on futures contracts	$( —)

Credit Default Swaps - OTC Uncleared
Counterparty	Referenced Entity	Buy/Sell Protection (25)	Current Credit Spread (26)	Notional Amount	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citigroup Global Markets(8)	City of Chicago	Sell	1.31%	$90,000,000	1.000%	Quarterly	6/21/21	$(34,600)	$(456,211)	$421,611
Citigroup Global Markets(8)	City of Chicago	Sell	1.55	5,000,000	1.000	Quarterly	6/20/24	(83,622)	(231,277)	147,655
Citigroup Global Markets(8)	City of Chicago	Sell	1.63	5,000,000	1.000	Quarterly	12/20/24	(111,022)	(223,238)	112,216
Citigroup Global Markets(8)	City of Chicago	Sell	1.30	5,000,000	1.000	Quarterly	6/20/22	(17,022)	(97,313)	80,291
Citigroup Global Markets(8)	City of Chicago	Sell	2.09	10,000,000	1.000	Quarterly	12/20/27	(639,644)	(799,882)	160,238
Citigroup Global Markets(8)	City of Chicago	Sell	2.15	60,000,000	1.000	Quarterly	6/20/28	(4,274,667)	(5,343,468)	1,068,801
Citigroup Global Markets(8)	City of Chicago	Sell	1.81	5,000,000	1.000	Quarterly	12/20/25	(176,111)	(196,462)	20,351
Citigroup Global Markets(8)	State of Illinois	Sell	1.47	25,000,000	1.000	Quarterly	12/20/25	(516,556)	(313,964)	(202,592)
Total				$205,000,000				$(5,853,244)	$(7,661,815)	$1,808,571
Total credit default swaps premiums paid									$ —	—
Total credit default swaps premiums received									$(7,661,815)	—
Total unrealized appreciation on credit default swaps									—	$2,011,163
Total unrealized depreciation on credit default swaps									—	$(202,592)
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(9)	Principal Amount (000) rounds to less than $1,000.
(10)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(11)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(12)	Common Stock received as part of spin-off from WestRock Company.
(13)	Common Stock received as part of the bankruptcy settlement for Hodge, Louisiana, Combined Utility System Revenue Bonds, Smurfit-Stone Container Corporation, Series 2003, coupon 7.450%, Maturity 3/01/24.
(14)	Common Stock received as part of the bankruptcy settlements during February 2020 for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35; Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41; Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35; Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35; FirstEnergy Solutions Corp, 6.050%, 8/15/21; FirstEnergy Solutions Corp, 6.800%, 8/15/39; Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010B, 3.750%, 6/01/33; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.125%, 1/01/34; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/19; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33; Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40; Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41.
(15)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(16)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $6,661,407.
(17)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.
(18)	Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.
(19)	Senior loan received as part of the bankruptcy settlement during March 2021 for Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, CarbonLITE P, LLC Project, Series 2019, 5.250%, 6/01/26 (AMT), 144A and Senior loan received as part of the bankruptcy settlement during March 2021 for Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, CarbonLITE P, LLC Project, Series 2019, 5.750%, 6/01/36 (AMT), 144A
(20)	Senior loan received as part of the bankruptcy settlement during March 2021 for Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, CarbonLITE Recycling, LLC Project, Series 2016, 6.500%, 12/01/33, 144A (AMT).
(21)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 4- Portfolio Securities and Investments in Derivatives for more information.
(22)	The rate shown is the one-day yield as of the end of the reporting period.
(23)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(24)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter ("OTC") derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
(25)	The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.
(26)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
N/A	Not Applicable.

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Short Duration High Yield Municipal Bond Fund
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.5%
	MUNICIPAL BONDS – 94.4%
	Alabama – 1.6%
$ 10,170	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co Project, Series 1993, 6.450%, 12/01/23 (AMT)	5/21 at 100.00	B1	10,182,001
4,445	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co Project, Series 1994, 6.450%, 12/01/23 (AMT)	5/21 at 100.00	B1	4,450,245
2,445	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds, University of Mobile Project, Series 2015A, 5.350%, 9/01/27, 144A	9/25 at 100.00	N/R	2,677,202
23,140	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 3 Series 2018A, 0.977%, 12/01/48 (Mandatory Put 12/01/23) (UB) (4)	9/23 at 100.00	A2	23,319,798
2,090	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, United States Steel Corporation Proejcet, Green Series 2020, 6.375%, 11/01/50 (Mandatory Put 11/01/30) (AMT)	No Opt. Call	Caa2	2,602,071
3,625	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, United States Steel Corporation Proejcet, Series 2019, 5.750%, 10/01/49 (AMT)	10/29 at 100.00	Caa2	4,167,590
1,000	Jefferson County, Alabama, Sewer Revenue Warrants, Subordinate Lien Series 2013D, 5.000%, 10/01/22	No Opt. Call	BB	1,073,190
6,015	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.000%, 4/15/27	4/25 at 100.00	N/R	6,358,817
15,000	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 1, Libor Index Rate Series 2018B, 0.977%, 4/01/49 (Mandatory Put 4/01/24) (UB) (4)	1/24 at 100.00	A3	15,121,050
6,645	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone Bonds, Hunt Refining Project, Refunding Series 2019A, 4.500%, 5/01/32, 144A	5/29 at 100.00	N/R	7,400,071
74,575	Total Alabama			77,352,035
	Alaska – 0.1%
5,330	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	4/21 at 100.00	B3	5,391,242
	Arizona – 3.3%
	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 2015-XF2050:
1,500	1.617%, 1/01/37 , 144A (IF) (4)	4/21 at 100.00	AA-	1,483,650
3,000	1.627%, 1/01/37 , 144A (IF) (4)	4/21 at 100.00	AA-	2,967,300
1,500	1.627%, 1/01/37 , 144A (IF) (4)	4/21 at 100.00	AA-	1,483,650
3,000	1.627%, 1/01/37 , 144A (IF) (4)	4/21 at 100.00	AA-	2,967,300
160	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2017A, 4.000%, 7/01/21, 144A	No Opt. Call	BB	160,910
500	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2017D, 5.000%, 7/01/37, 144A	7/27 at 100.00	BB	567,135
1,065	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center, Inc Project, Series 2017B, 4.000%, 3/01/27, 144A	No Opt. Call	BB+	1,133,245

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Arizona (continued)
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2018B:
$ 750	4.500%, 7/01/24 , 144A	No Opt. Call	BB	794,175
1,000	5.000%, 7/01/29 , 144A	1/27 at 100.00	BB	1,147,240
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2019:
500	4.000%, 7/01/29 , 144A	No Opt. Call	BB	542,285
635	5.000%, 7/01/39 , 144A	7/29 at 100.00	BB	726,567
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Leman Academy of Excellence - Parker Colorado Campus Project, Series 2019A:
765	4.500%, 7/01/29 , 144A	7/24 at 101.00	N/R	803,196
2,635	5.000%, 7/01/39 , 144A	7/24 at 101.00	N/R	2,771,809
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Leman Academy of Excellence Projects, Series 2017A:
1,000	4.375%, 7/01/29 , 144A	7/22 at 101.00	N/R	1,028,290
750	5.000%, 7/01/32 , 144A	7/22 at 101.00	N/R	775,860
375	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Mater Academy of Nevada - Mountain Vista Campus Project, Series 2018A, 4.750%, 12/15/28, 144A	12/26 at 100.00	BB	416,565
1,575	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest Academy of Nevada ? Horizon, Inspirada and St Rose Campus Projects, Series 2018A, 5.000%, 7/15/28, 144A	7/26 at 100.00	BB+	1,761,322
1,545	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest Academy of Nevada ? Sloan Canyon Campus Project, Series 2020A-2, 5.500%, 9/15/28, 144A	9/23 at 105.00	BB+	1,743,301
480	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest Academy-Cadence Campus Project, Series 2020A, 4.000%, 7/15/30, 144A	7/28 at 100.00	BB+	519,571
2,520	Arizona Industrial Development Authority, Education Facility Revenue Bonds, Caurus Academy Project, Series 2018A, 5.850%, 6/01/29, 144A	6/28 at 100.00	N/R	2,852,665
2,025	Arizona Industrial Development Authority, Multifamily Housing Revenue Bonds, Bridgewater Avondale Project, Series 2017, 4.750%, 1/01/28	7/25 at 101.00	N/R	1,971,337
1,000	Coconino County Industrial Development Authority, Arizona, Education Revenue Bonds, Flagstaff Arts & Leadership Academy Project, Refunding Series 2020, 4.750%, 7/01/30, 144A	7/28 at 100.00	N/R	1,028,930
420	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2014, 5.000%, 7/15/24, 144A	No Opt. Call	N/R	468,653
1,045	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2015, 4.000%, 7/15/25, 144A	No Opt. Call	N/R	1,083,425
221	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 2, Series 2014, 4.375%, 7/01/25, 144A	7/24 at 100.00	N/R	230,165
1,600	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Benjamin Franklin Charter School Projects, Series 2018A, 4.800%, 7/01/28, 144A	No Opt. Call	Ba2	1,799,376
2,465	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Schools Projects, Series 2016, 3.500%, 7/01/26, 144A	No Opt. Call	BB+	2,594,314

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Arizona (continued)
	Maricopa County Industrial Development Authority, Arizona, Educational Facilities Revenue Bonds, Ottawa University Projects, Series 2020:
$ 300	5.000%, 10/01/26 , 144A	No Opt. Call	N/R	314,827
425	5.125%, 10/01/30 , 144A	10/27 at 103.00	N/R	458,278
265	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Candeo Schools, Inc Project, Series 2013, 6.000%, 7/01/23 (ETM)	No Opt. Call	BBB- (5)	281,706
1,000	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Eagle College Prep Project, Series 2013A, 5.000%, 7/01/33	7/22 at 100.00	BB+	1,026,800
95	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies - Veritas Project, Series 2012, 5.200%, 7/01/22 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	96,126
1,035	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Project, Series 2014A, 5.750%, 7/01/24, 144A	No Opt. Call	Ba2	1,111,414
	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2015:
4,445	4.000%, 7/01/25 , 144A	No Opt. Call	Ba2	4,614,577
1,360	5.000%, 7/01/45 , 144A	7/25 at 100.00	Ba2	1,447,366
850	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Leman Academy of Excellence - Oro Valley Project, Series 2018A, 4.625%, 7/01/28, 144A	7/22 at 101.00	N/R	877,353
205	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Leman Academy of Excellence - Oro Valley Project, Series 2019A, 5.000%, 7/01/39, 144A	7/22 at 101.00	N/R	211,103
375	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Northwest Christian School Project, Series 2020A, 5.000%, 9/01/45, 144A	9/30 at 100.00	Ba2	406,586
1,175	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Villa Montessori, Inc Projects, Series 2015, 5.000%, 7/01/45	7/25 at 100.00	BBB-	1,271,280
10,895	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Guam Facilities Foundation, Inc Project, Series 2014, 5.000%, 2/01/24	No Opt. Call	B+	11,259,547
2,270	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Series 2012, 5.000%, 6/01/42	6/22 at 100.00	A3	2,345,205
250	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Desert Heights Charter School, Series 2014, 6.000%, 5/01/24	No Opt. Call	N/R	263,315
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, American Leadership Academy Project, Series 2019:
630	5.000%, 6/15/34 , 144A	6/25 at 100.00	N/R	674,150
660	5.000%, 6/15/39 , 144A	6/25 at 100.00	N/R	700,656
7,995	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Refunding Series 2020, 5.000%, 7/01/30, 144A	7/26 at 103.00	N/R	8,808,811
1,640	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016, 4.375%, 7/01/26	No Opt. Call	BB-	1,710,536
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2019:
880	5.125%, 7/01/30 , 144A	7/26 at 103.00	N/R	957,070
1,870	5.500%, 7/01/40 , 144A	7/26 at 103.00	N/R	2,032,896

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Arizona (continued)
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Imagine East Mesa Charter Schools Project, Series 2019:
$ 285	3.250%, 7/01/24 , 144A	No Opt. Call	N/R	293,487
370	5.000%, 7/01/29 , 144A	7/26 at 100.00	N/R	406,930
425	5.000%, 7/01/34 , 144A	7/26 at 100.00	N/R	458,201
575	5.000%, 7/01/39 , 144A	7/26 at 100.00	N/R	613,939
465	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, LEAD Charter School Project, Series 2014, 6.250%, 3/01/24	No Opt. Call	N/R	486,204
1,555	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Leading Edge Academy Maricopa Charter School Project, Series 2013, 7.750%, 12/01/43	12/25 at 100.00	N/R	1,736,173
700	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2014A, 7.500%, 2/01/25	2/24 at 100.00	N/R	772,016
1,320	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2017, 6.125%, 2/01/28, 144A	No Opt. Call	N/R	1,503,678
800	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Synergy Public Charter School Project, Series 2020, 5.000%, 6/15/35, 144A	6/28 at 100.00	N/R	836,800
3,010	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Synergy Public Charter School Project, Series 2020-1, 5.000%, 6/15/35, 144A	6/28 at 100.00	N/R	3,245,141
500	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, The Paideia Academies Project, 2019, 4.125%, 7/01/29	7/25 at 100.00	N/R	516,370
	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Charter Schools Refunding Project, Series 2016R:
4,480	4.000%, 7/01/26	No Opt. Call	B1	4,570,496
5,465	5.000%, 7/01/31	7/26 at 100.00	B1	5,797,545
1,035	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah Webster Schools ? Mesa Project, Series 2015A, 4.000%, 12/15/24, 144A	No Opt. Call	BB	1,075,831
100	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	BBB+	138,968
609	Show Low Bluff Community Facilities District, Show Low, Arizona, Special Assessment Bonds, Area One, Series 2007, 5.600%, 7/01/31, 144A	5/21 at 100.00	N/R	581,096
369	Southside Community Facilities District 1, Prescott Valley, Arizona, Special Assessment Revenue Bonds, Series 2008, 7.250%, 7/01/32	5/21 at 100.00	N/R	331,606
	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Mirabella at ASU Project, Series 2017A:
1,500	5.500%, 10/01/27 , 144A	No Opt. Call	N/R	1,624,200
10	6.000%, 10/01/37 , 144A	10/27 at 100.00	N/R	10,895
	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Mirabella at ASU Project, Series 2017B:
42,000	4.700%, 10/01/24 , 144A	5/21 at 100.00	N/R	42,023,100
9,000	5.350%, 10/01/25 , 144A	10/21 at 100.00	N/R	9,079,920

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 535	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center Inc Project, Refunding Series 2015A, 3.900%, 9/01/24, 144A	No Opt. Call	BB+	555,560
147,759	Total Arizona			153,349,994
	Arkansas – 0.4%
8,200	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2019, 4.500%, 9/01/49, 144A (AMT)	9/26 at 103.00	B-	8,915,122
8,670	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2020A, 4.750%, 9/01/49, 144A (AMT)	9/27 at 103.00	B-	9,633,237
16,870	Total Arkansas			18,548,359
	California – 5.9%
	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A:
7,215	5.000%, 3/01/31	3/26 at 100.00	Ba3	7,569,689
7,565	5.250%, 3/01/36	3/26 at 100.00	Ba3	7,809,879
1,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2016-XG0019, 3.271%, 4/01/36, 144A (IF) (4)	10/26 at 100.00	AA	1,163,120
1,390	Blythe Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Redevelopment Project 1, Refunding Series 2015, 5.000%, 5/01/25	No Opt. Call	N/R	1,610,440
3,000	Brentwood Infrastructure Financing Authority, California, Infrastructure Revenue Bonds, Refunding Subordinated Series 2014B, 5.000%, 9/02/36	9/24 at 100.00	N/R	3,307,500
2,500	California Community Housing Agency, California, Essential Housing Revenue Bonds, Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A	2/30 at 100.00	N/R	2,835,050
500	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49	6/30 at 100.00	BBB+	574,250
1,095	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2020B-1, 5.000%, 6/01/49	12/30 at 100.00	BBB-	1,336,491
	California Health Facilities Financing Authority, Revenue Bonds, Children's Hospital Los Angeles, Series 2017A:
385	5.000%, 8/15/30	8/27 at 100.00	Baa2	463,879
310	5.000%, 8/15/32	8/27 at 100.00	Baa2	370,971
225	4.000%, 8/15/34	8/27 at 100.00	Baa2	252,137
245	5.000%, 8/15/35	8/27 at 100.00	Baa2	290,938
280	California Municipal Finance Authority Charter School Revenue Bonds, Albert Einstein Academies Project, Series 2013A, 6.000%, 8/01/23	No Opt. Call	BB	297,254
1,485	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies - El Dorado Hills Project, Series 2018A, 5.000%, 10/01/28, 144A	10/22 at 105.00	N/R	1,598,944
505	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies, Inc Project, Series 2015A, 4.500%, 10/01/25	10/22 at 102.00	BB	530,391
270	California Municipal Finance Authority Charter School Revenue Bonds, River Charter Schools Project, Series 2018A, 4.500%, 6/01/28, 144A	6/26 at 100.00	BB	293,099
1,110	California Municipal Finance Authority, Revenue Bonds, Creative Center of Los Altos Project?Pinewood & Oakwood Schools, Series 2016B, 4.000%, 11/01/26, 144A	No Opt. Call	N/R	1,148,295

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	California (continued)
$ 425	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Bella Mente Montessori Academy Project, Series 2018A, 5.000%, 6/01/28, 144A	No Opt. Call	Ba1	475,057
	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Nova Academy Project, Series 2016A:
1,535	4.000%, 6/15/26 , 144A	No Opt. Call	BB	1,606,377
1,850	5.000%, 6/15/36 , 144A	6/26 at 100.00	BB	2,006,232
390	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Santa Rosa Academy Project, Series 2015, 4.375%, 7/01/25, 144A	No Opt. Call	BB+	413,240
705	California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc Project, Series 2014A, 4.150%, 10/01/24	10/22 at 102.00	BB	731,289
5,115	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A, 4.000%, 7/01/26, 144A	No Opt. Call	BB	5,368,346
	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2018A:
1,350	3.875%, 7/01/28 , 144A	No Opt. Call	BB	1,428,570
2,200	5.000%, 7/01/38 , 144A	7/28 at 100.00	BB	2,499,618
1,800	5.000%, 7/01/49 , 144A	7/28 at 100.00	BB	2,007,792
685	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to Uplift Communities Project, Series 2012A, 4.750%, 8/01/22	No Opt. Call	BB	708,982
870	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education?Multiple Projects, Series 2014A, 6.000%, 6/01/23	6/22 at 102.00	N/R	914,761
840	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Foundation Project, Series 2016A, 5.000%, 6/01/36	6/26 at 100.00	BBB-	941,480
220	California Municipal Finance Authority, Education Revenue Bonds, STREAM Charter Schools Project, Series 2020A, 5.000%, 6/15/41, 144A	6/30 at 100.00	N/R	239,067
1,480	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc Projects, Series 2014B, 5.250%, 8/15/30	8/24 at 100.00	N/R	1,596,964
165	California Municipal Finance Authority, Revenue Bonds, Biola University, Series 2013, 5.000%, 10/01/22	No Opt. Call	Baa1	175,770
2,355	California Municipal Finance Authority, Revenue Bonds, California Baptist University, Series 2016A, 4.000%, 11/01/26, 144A	No Opt. Call	N/R	2,531,248
175	California Municipal Finance Authority, Revenue Bonds, Community Health Centers of the Central Coast, Inc, Series 2021A, 5.000%, 12/01/36, 144A	12/30 at 100.00	N/R	198,303
270	California Municipal Finance Authority, Revenue Bonds, Emerson College, Series 2011, 5.000%, 1/01/28	1/22 at 100.00	Baa2	278,222
1,580	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2014A, 4.250%, 1/01/25	No Opt. Call	N/R	1,586,051
	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2015:
200	5.000%, 11/01/23	No Opt. Call	BBB-	218,670
300	5.000%, 11/01/24	No Opt. Call	BBB-	337,101
350	5.000%, 11/01/27	11/24 at 100.00	BBB-	388,675

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	California (continued)
	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A:
$ 1,425	5.000%, 11/01/28	11/26 at 100.00	BBB-	1,659,612
1,500	5.250%, 11/01/29	11/26 at 100.00	BBB-	1,760,040
850	5.000%, 11/01/30	11/26 at 100.00	BBB-	979,234
1,000	5.250%, 11/01/31	11/26 at 100.00	BBB-	1,164,390
6,165	5.250%, 11/01/41	11/26 at 100.00	BBB-	7,028,347
1,100	California Pollution Contol Financing Authority, Solid Waste Disposal Revenue Bonds, Aemerge Redpak Services Southern California, LLC Project, Subordinate Series 2017, 8.000%, 12/01/27, 144A (AMT) (6)	No Opt. Call	N/R	330,000
3,310	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Aemerge Redpak Services, LLC, Series 2016, 7.000%, 12/01/27, 144A (AMT) (6)	12/23 at 102.00	N/R	1,655,000
1,420	California Public Finance Authority, Charter School Lease Revenue Bonds, California Crosspoint Academy Project, Series 2020A, 4.250%, 7/01/30, 144A	7/28 at 100.00	N/R	1,480,123
540	California Public Finance Authority, Charter School Lease Revenue Bonds, Multicultural Learning Center Project, Series 2017A, 5.250%, 6/15/27	No Opt. Call	N/R	595,744
2,010	California Public Finance Authority, University Housing Revenue Bonds, National Campus Community Development - Claremont Properties LLC Claremont Colleges Project, Series 2017A, 5.000%, 7/01/32, 144A	7/27 at 100.00	Caa2	1,688,400
1,325	California School Finance Authority Charter School Revenue Bonds, California, ACE Charter Schools, Obligated Group, Series 2016A, 4.500%, 6/01/29, 144A	6/26 at 100.00	N/R	1,431,066
1,000	California School Finance Authority Charter School Revenue Bonds, Ednovate ? Obligated Group, Series 2018, 5.000%, 6/01/37, 144A	6/27 at 100.00	N/R	1,106,870
2,160	California School Finance Authority Charter, School Revenue Bonds, Rocketship Education, Mateo Sheedy Project, Series 2015A, 4.250%, 3/01/28, 144A	6/25 at 100.00	N/R	2,319,170
1,195	California School Finance Authority, California, Charter School Revenue Bonds, Encore Education Obligated Group, Series 2016A, 5.000%, 6/01/26, 144A	No Opt. Call	N/R	1,214,299
	California School Finance Authority, California, Charter School Revenue Bonds, TEACH Public Schools Obligated Group, Series 2019A:
300	5.000%, 6/01/29 , 144A	6/26 at 100.00	N/R	333,906
750	5.000%, 6/01/39 , 144A	6/26 at 100.00	N/R	813,285
1,085	California School Finance Authority, Charter School Revenue Bonds, CIty Charter School Obligated Group, Series 2016A, 5.000%, 6/01/26, 144A	No Opt. Call	N/R	1,165,333
	California School Finance Authority, Charter School Revenue Bonds, Classical Academies Project, Series 2017A:
2,000	4.000%, 10/01/27 , 144A	No Opt. Call	BB+	2,182,960
2,155	5.000%, 10/01/32 , 144A	10/27 at 100.00	BB+	2,505,274
	California School Finance Authority, Charter School Revenue Bonds, Downtown College Prep - Obligated Group, Series 2016:
1,000	4.000%, 6/01/26 , 144A	No Opt. Call	N/R	1,044,190
1,000	4.500%, 6/01/31 , 144A	6/26 at 100.00	N/R	1,082,050
1,005	California School Finance Authority, Charter School Revenue Bonds, Escuela Popular Charter School, Series 2017, 5.500%, 7/01/27, 144A	No Opt. Call	N/R	1,116,716

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	California (continued)
$ 785	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education ? Obligated Group, Series 2016A, 5.000%, 6/01/26, 144A	6/25 at 100.00	N/R	854,692
	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education ? Obligated Group, Series 2017A:
630	4.500%, 6/01/27 , 144A	6/26 at 100.00	N/R	696,352
975	5.000%, 6/01/34 , 144A	6/26 at 100.00	N/R	1,084,200
315	California School Finance Authority, Charter School Revenue Bonds, Rocketship Public Schools ? Obligated Group, Series 2017G, 5.000%, 6/01/30, 144A	6/27 at 100.00	N/R	361,403
600	California School Finance Authority, Educational Facilities Revenue Bonds, New Designs Charter School Project, Series 2014A, 4.750%, 6/01/24, 144A	No Opt. Call	BB+	629,142
1,090	California School Finance Authority, Educational Facility Revenue Bonds, Partnerships to Uplift Communities Valley Project, Series 2014, 5.350%, 8/01/24, 144A	2/24 at 100.00	BB	1,149,002
275	California School finance Authority, School Facility Revenue Bonds, ICEF - View Park Elementary and Middle Schools, Series 2014A, 4.750%, 10/01/24	No Opt. Call	BB	290,887
380	California School Finance Authority, School Facility Revenue Bonds, Alta Public Schools Project, Series 2014A, 5.750%, 11/01/24, 144A	No Opt. Call	N/R	404,928
285	California School Finance Authority, School Facility Revenue Bonds, KIPP LA Projects, Series 2014A, 4.125%, 7/01/24	No Opt. Call	BBB	301,835
510	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2013, 5.900%, 7/01/23	No Opt. Call	BB+	539,483
145	California Statewide Communities Development Authority Revenue Bonds, California Baptist University, Refunding Series 2017A, 5.000%, 11/01/32, 144A	11/27 at 100.00	N/R	168,462
700	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/34	12/24 at 100.00	BB-	790,293
1,735	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.000%, 12/01/26, 144A	6/26 at 100.00	BB-	2,048,914
850	California Statewide Communities Development Authority, College Housing Revenue Bonds, National Campus Community Development - Hooper Street LLC Project, Series 2019, 5.000%, 7/01/29, 144A	No Opt. Call	B	885,539
825	California Statewide Communities Development Authority, Revenue Bonds, 899 Charleston Project, Refunding Series 2014A, 5.000%, 11/01/24, 144A	No Opt. Call	N/R	858,817
3,000	California Statewide Communities Development Authority, Revenue Bonds, Lancer Educational Student Housing Project, Refunding Series 2016A, 4.000%, 6/01/26, 144A	No Opt. Call	N/R	3,177,330
715	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2015-2 Rio Bravo, Series 2015A, 4.375%, 9/01/25	No Opt. Call	N/R	755,598
	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Refunding Series 2015R-1:
1,005	5.000%, 9/02/25	No Opt. Call	N/R	1,160,664
1,045	5.000%, 9/02/26	9/25 at 100.00	N/R	1,201,186
	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2018A:
4,190	4.000%, 9/02/28	No Opt. Call	N/R	4,625,802
2,150	5.000%, 9/02/38	9/28 at 100.00	N/R	2,550,760
4,090	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2018B, 4.000%, 9/02/28	No Opt. Call	N/R	4,523,826

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	California (continued)
$ 435	California Statewide Communitities Development Authority, Charter School Revenue Bonds, Green Dot Public Schools, Animo Inglewood Charter High School Project, Series 2011A, 6.900%, 8/01/31	8/21 at 100.00	BB+	442,504
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
1,124	5.750%, 7/01/24 (6)	5/21 at 100.00	N/R	1,068,231
2,492	5.750%, 7/01/30 (6)	5/21 at 100.00	N/R	2,367,144
172	5.750%, 7/01/35 (6)	5/21 at 100.00	N/R	163,251
448	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.500%, 7/01/22 (6)	5/21 at 100.00	N/R	425,873
917	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005H, 5.750%, 7/01/25 (6)	5/21 at 100.00	N/R	871,265
500	Compton Public Finance Authority, California, Lease Revenue Bonds, Refunding & Various Capital Projects, Series 2008, 5.250%, 9/01/27 – AMBAC Insured	5/21 at 100.00	N/R	501,190
6,500	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Jefferson-Anaheim Series 2021A-1, 2.875%, 8/01/41, 144A	8/31 at 100.00	N/R	6,299,669
6,800	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Jefferson-Anaheim Series 2021A-2, 3.125%, 8/01/56, 144A	8/31 at 100.00	N/R	6,316,156
2,200	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Oceanaire-Long Beach, Series 2021A-1, 3.200%, 9/01/46, 144A	9/31 at 100.00	N/R	2,196,155
1,570	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Parallel-Anaheim Series 2021A, 4.000%, 8/01/56, 144A	8/31 at 100.00	N/R	1,665,365
540	Fontana, California, Special Tax Bonds, Sierra Hills South Community Facilities District 22, Refunding Series 2014, 5.000%, 9/01/23	No Opt. Call	N/R	596,295
4,110	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B-	4,272,674
740	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1, 5.000%, 6/01/35	6/28 at 100.00	BB+	882,946
	Hesperia, California, Special Tax Bonds, Community Facilities District 2005-1 Belgate Development Restructuring Series 2014:
200	5.000%, 9/01/23	No Opt. Call	N/R	220,444
250	5.000%, 9/01/24	No Opt. Call	N/R	285,193
320	5.000%, 9/01/25	9/24 at 100.00	N/R	363,827
195	5.000%, 9/01/26	9/24 at 100.00	N/R	220,882
2,760	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Palomar Estates West, Refunding Series 2015, 5.000%, 9/15/25	No Opt. Call	N/R	3,008,676
100	Irvine, California, Special Tax Bonds, Community Facilities District 2013-3 Great Park, Improvement Area 1, Refunding Series 2014, 5.000%, 9/01/22	No Opt. Call	N/R	106,930
	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C:
500	5.000%, 9/01/23	No Opt. Call	N/R	552,125
595	5.000%, 9/01/24	No Opt. Call	N/R	678,758
2,315	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/35	9/25 at 100.00	N/R	2,613,473

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	California (continued)
$ 1,580	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment District, Series 2015, 4.000%, 9/02/25	No Opt. Call	N/R	1,693,112

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	California (continued)
	Lathrop, California, Special Tax Bonds, Community Facilities District 2018-1, Central Lathrop Specific Plan Improvement Areas 1-5 Special Tax Bonds, Series 2019:
$ 20	3.650%, 9/01/21	No Opt. Call	N/R	20,098
15	3.650%, 9/01/21	No Opt. Call	N/R	15,080
25	3.650%, 9/01/21	No Opt. Call	N/R	25,134
10	3.650%, 9/01/21	No Opt. Call	N/R	10,049
5	3.900%, 9/01/21	No Opt. Call	N/R	5,025
35	3.800%, 9/01/22	No Opt. Call	N/R	35,636
25	3.800%, 9/01/22	No Opt. Call	N/R	25,471
45	3.800%, 9/01/22	No Opt. Call	N/R	45,817
15	3.800%, 9/01/22	No Opt. Call	N/R	15,272
10	4.050%, 9/01/22	No Opt. Call	N/R	10,183
50	3.900%, 9/01/23	No Opt. Call	N/R	51,687
35	3.900%, 9/01/23	No Opt. Call	N/R	36,090
65	3.900%, 9/01/23	No Opt. Call	N/R	67,162
20	3.900%, 9/01/23	No Opt. Call	N/R	20,646
10	4.150%, 9/01/23	No Opt. Call	N/R	10,339
70	4.100%, 9/01/24	No Opt. Call	N/R	73,186
45	4.100%, 9/01/24	No Opt. Call	N/R	47,048
85	4.100%, 9/01/24	No Opt. Call	N/R	88,898
30	4.100%, 9/01/24	No Opt. Call	N/R	31,366
20	4.350%, 9/01/24	No Opt. Call	N/R	20,899
85	4.200%, 9/01/25	No Opt. Call	N/R	89,874
55	4.200%, 9/01/25	No Opt. Call	N/R	58,224
110	4.200%, 9/01/25	No Opt. Call	N/R	115,887
40	4.200%, 9/01/25	No Opt. Call	N/R	42,141
25	4.450%, 9/01/25	No Opt. Call	N/R	26,415
105	4.350%, 9/01/26	No Opt. Call	N/R	111,516
65	4.350%, 9/01/26	No Opt. Call	N/R	69,434
130	4.350%, 9/01/26	No Opt. Call	N/R	138,802
45	4.350%, 9/01/26	No Opt. Call	N/R	47,793
30	4.600%, 9/01/26	No Opt. Call	N/R	31,833
125	4.400%, 9/01/27	9/26 at 103.00	N/R	134,295
80	4.400%, 9/01/27	9/26 at 103.00	N/R	85,949
155	4.400%, 9/01/27	9/26 at 103.00	N/R	166,619
55	4.400%, 9/01/27	9/26 at 103.00	N/R	59,090
35	4.650%, 9/01/27	9/26 at 103.00	N/R	37,519
145	4.500%, 9/01/28	9/26 at 103.00	N/R	157,018
95	4.500%, 9/01/28	9/26 at 103.00	N/R	102,225
180	4.500%, 9/01/28	9/26 at 103.00	N/R	194,672
65	4.500%, 9/01/28	9/26 at 103.00	N/R	70,387

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	California (continued)
$ 45	4.750%, 9/01/28	9/26 at 103.00	N/R	48,603
1,120	5.100%, 9/01/33	9/26 at 103.00	N/R	1,210,462
695	5.100%, 9/01/33	9/26 at 103.00	N/R	751,135
1,390	5.100%, 9/01/33	9/26 at 103.00	N/R	1,499,421
495	5.100%, 9/01/33	9/26 at 103.00	N/R	534,981
335	5.350%, 9/01/33	9/26 at 103.00	N/R	361,137
1,880	5.850%, 9/01/49	9/26 at 103.00	N/R	2,023,087
105	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A-	151,850
2,125	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007B, 1.580%, 11/15/27 (3-Month LIBOR *67% reference rate + 1.450% spread) (7)	No Opt. Call	A-	2,208,215
445	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A	454,078
1,055	Merced Redevelopment Agency, California, Tax Allocation Bonds, Merced Redevelopment Project 2, Series 2003A, 0.000%, 12/01/23 – AMBAC Insured	No Opt. Call	N/R	1,026,926
22,550	Modesto Irrigation District Financing Authority, California, Domestic Water Project Revenue Bonds, Index Rate Series 2007, 0.758%, 9/01/37 – NPFG Insured (3-Month LIBOR *67% reference rate + 0.630% spread) (7)	5/21 at 100.00	Baa2	21,987,152
	Moorpark, California, Special Tax Bonds, Community Facilities District 2004-1, Refunding Junior Lien Series 2014B:
330	4.750%, 9/01/23	No Opt. Call	N/R	348,724
645	5.200%, 9/01/28	9/24 at 100.00	N/R	729,392
250	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32 (Pre-refunded 8/01/21)	8/21 at 100.00	A (5)	255,578
	ndio, California, Special Tax Bonds, Community Facilities District 2004-3 Terra Lago, Improvement Area 1, Series 2015:
515	5.000%, 9/01/23	No Opt. Call	N/R	567,906
660	5.000%, 9/01/24	No Opt. Call	N/R	753,146
405	5.000%, 9/01/25	No Opt. Call	N/R	476,434
725	5.000%, 9/01/26	9/25 at 100.00	N/R	849,200
760	5.000%, 9/01/27	9/25 at 100.00	N/R	885,681
795	5.000%, 9/01/28	9/25 at 100.00	N/R	921,198
1,000	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2013, 5.000%, 12/01/29	12/23 at 100.00	B+	1,035,580
	Orange County, California, Special Tax Bonds, Community Facilities District 2015-1 Esencia Village, Series 2015A:
665	5.000%, 8/15/25	No Opt. Call	N/R	782,512
745	5.000%, 8/15/27	8/25 at 100.00	N/R	867,873
3,700	Palomar Pomerado Health System, California, Revenue Bonds, Refunding Series 2016, 5.000%, 11/01/36	11/26 at 100.00	Ba1	4,205,457

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	California (continued)
	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community Facilities District 2001-1 May Farms Improvement Area 6 &7, Refunding Series 2014E:
$ 465	4.000%, 9/01/23	No Opt. Call	N/R	500,768
485	4.000%, 9/01/24	No Opt. Call	N/R	535,629
505	5.000%, 9/01/25	9/24 at 100.00	N/R	573,983
530	5.000%, 9/01/26	9/24 at 100.00	N/R	600,347
2,475	Perris, California, Special Tax Bonds, Community Facilities District 2001-2, Refunding Series 2014A, 4.375%, 9/01/24	9/23 at 100.00	N/R	2,679,113
100	Poway Unified School District, San Diego County, California, Special Tax Bonds, Community Facilities District 15 Del Sur East Improvement Area C, Series 2016, 5.000%, 9/01/26	No Opt. Call	N/R	121,208
	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2003-1 Sunridge Anatolia Area, Junior Lien Series 2014:
105	3.850%, 10/01/21	5/21 at 100.00	N/R	105,257
135	4.150%, 10/01/22	5/21 at 100.00	N/R	135,358
155	4.400%, 10/01/23	5/21 at 100.00	N/R	155,426
175	4.550%, 10/01/24	5/21 at 100.00	N/R	175,474
205	4.650%, 10/01/25	5/21 at 100.00	N/R	205,545
230	4.800%, 10/01/26	5/21 at 100.00	N/R	230,619
260	4.900%, 10/01/27	5/21 at 100.00	N/R	260,692
290	5.050%, 10/01/28	5/21 at 100.00	N/R	290,815
325	5.100%, 10/01/29	5/21 at 100.00	N/R	325,894
360	5.200%, 10/01/30	5/21 at 100.00	N/R	360,976
395	5.250%, 10/01/31	5/21 at 100.00	N/R	396,043
440	5.350%, 10/01/32	5/21 at 100.00	N/R	441,175
480	5.400%, 10/01/33	5/21 at 100.00	N/R	481,277
500	Richmond Community Development Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 5.000%, 9/01/25 – BAM Insured	9/24 at 100.00	AA	571,015
345	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 5.000%, 10/01/29 – AGM Insured	10/24 at 100.00	AA	391,171
	Riverside County, California, Special Tax Bonds, Community Facilities District 03-1 Newport Road, Series 2014:
500	4.125%, 9/01/23	No Opt. Call	N/R	543,325
500	4.250%, 9/01/24	No Opt. Call	N/R	560,500
750	5.000%, 9/01/25	9/24 at 100.00	N/R	857,340
30	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2013, 4.000%, 9/01/21	No Opt. Call	N/R	30,462
	Romoland School District, California, Special Tax Bonds, Community Facilities District 2004-1 Heritage Lake Improvement Area 1 & 2, Refunding Series 2015:
1,515	5.000%, 9/01/25	No Opt. Call	N/R	1,785,806
1,655	5.000%, 9/01/26	9/25 at 100.00	N/R	1,942,424
805	5.000%, 9/01/27	9/25 at 100.00	N/R	939,258

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	California (continued)
	Roseville, California, Special Tax Bonds, Community Facilities District 1 Hewlett Parkard Campus Oaks, Series 2016:
$ 960	4.000%, 9/01/26	No Opt. Call	N/R	1,097,894
345	5.000%, 9/01/31	9/26 at 100.00	N/R	400,110
1,000	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015, 5.000%, 9/01/27	9/25 at 100.00	N/R	1,166,780
	San Bernardino County, California, Special Tax Bonds, Community Facilities District 2002-1 Kaiser Commerce Center, Refunding Series 2014:
400	5.000%, 9/01/23	No Opt. Call	N/R	442,512
655	5.000%, 9/01/26	9/24 at 100.00	N/R	742,881
	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
4,000	7.000%, 12/01/26	12/21 at 100.00	BB	4,142,480
385	8.000%, 12/01/31	12/21 at 100.00	BB	401,012
	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015:
180	4.000%, 9/01/23	No Opt. Call	N/R	193,756
95	5.000%, 9/01/24	No Opt. Call	N/R	108,511
470	5.000%, 9/01/25	No Opt. Call	N/R	553,124
290	5.000%, 9/01/26	9/25 at 100.00	N/R	340,640
475	5.000%, 9/01/27	9/25 at 100.00	N/R	554,221
480	5.000%, 9/01/29	9/25 at 100.00	N/R	554,002
	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series 2014A:
360	5.000%, 8/01/23	No Opt. Call	A-	397,742
400	5.000%, 8/01/24	No Opt. Call	A-	457,956
350	5.000%, 8/01/25	8/24 at 100.00	A-	399,102
	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Subordinate Series 2016D:
5,500	0.000%, 8/01/23 , 144A	8/21 at 91.48	N/R	5,006,045
750	0.000%, 8/01/26 , 144A	8/21 at 79.08	N/R	589,305
1,255	San Jacinto, California, Special Tax Bonds, Community Facilities District 2002-1 Rancho San Jacinto Phase 2, Series 2016, 5.000%, 9/01/30	9/26 at 100.00	N/R	1,473,495
250	Saugus Union School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2002-1, Refunding Series 2013, 5.000%, 9/01/21	No Opt. Call	N/R	254,635
22,605	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 1.607%, 11/01/38 (3-Month LIBOR *67% reference rate + 1.470% spread) (7)	No Opt. Call	BBB+	21,959,401
125	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Refunding Series 2011, 5.000%, 7/01/21 – AGM Insured	No Opt. Call	A1	126,465
140	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017, 5.500%, 9/01/27, 144A	No Opt. Call	N/R	151,015

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	California (continued)
	Tustin, California,Special Tax Bonds, Community Facilities District 14-1 Tustin Legacy/Standard Pacific, Refunding Series 2015A:
$ 250	5.000%, 9/01/26	9/25 at 100.00	N/R	294,365
225	5.000%, 9/01/28	9/25 at 100.00	N/R	261,767
250	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2015-1 Arambel-KDN, Refunding Series 2015, 5.000%, 9/01/25	No Opt. Call	N/R	275,510
9,065	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.000%, 9/01/25	9/22 at 102.00	N/R	9,779,775
	William S Hart Union High School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2015-1, Series 2017:
400	5.000%, 9/01/28	9/26 at 100.00	N/R	475,576
350	5.000%, 9/01/30	9/26 at 100.00	N/R	408,566
264,313	Total California			276,167,454
	Colorado – 3.7%
2,610	Adonea Metropolitan District 2, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Refunding Limited Tax Convertible to Unlimited Tax Series 2018A, 4.500%, 12/01/28	12/23 at 103.00	N/R	2,640,563
2,655	Arista Metropolitan District, Broomfield County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Convertible to Unlimited Tax Series 2018A, 4.375%, 12/01/28	12/23 at 103.00	N/R	2,855,904
500	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.875%, 10/01/26 – SYNCORA GTY Insured (ETM)	No Opt. Call	BBB (5)	584,160
535	Aviation Station North Metropolitan District 2, Denver County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2019A, 4.000%, 12/01/29	9/24 at 103.00	N/R	568,924
486	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2017A, 4.000%, 12/01/27	12/22 at 103.00	N/R	512,302
825	Broadway Park North Metropolitan District 2, Denver, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2020, 5.000%, 12/01/40, 144A	12/25 at 103.00	N/R	902,509
735	Broadway Station Metropolitan District 2, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Series 2019A, 5.000%, 12/01/35	6/24 at 103.00	N/R	801,797
1,750	Broadway Station Metropolitan District 3, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Series 2019A, 5.000%, 12/01/49	6/24 at 103.00	N/R	1,902,897
2,100	Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A, 6.000%, 12/01/37	12/22 at 103.00	N/R	2,222,703
415	Cathedral Pines Metropolitan District, El Paso County, Colorado, General Obligation Bonds, Refunding Series 2016, 4.000%, 12/01/26	No Opt. Call	Ba1	439,755
11,135	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/29, 144A	12/22 at 103.00	N/R	11,840,625
2,062	Clear Creek Station Metropolitan District 2, Adams County, Colorado, Limited Tax General Obligation Refunding & Improvement Series 2017A, 4.375%, 12/01/32	12/22 at 103.00	N/R	2,166,193
275	Colorado Educational and Cultural Facilities Authority, Charter School Refunding Revenue Bonds, Pinnacle Charter School, Inc K-8 Facility Project, Series 2013, 5.000%, 6/01/23	No Opt. Call	A+	301,092

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 2,410	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds World Compass Academy Project, Series 2017, 4.625%, 10/01/27	No Opt. Call	N/R	2,560,384
430	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Aspen Ridge School Project, Series 2015A, 4.125%, 7/01/26, 144A	7/25 at 100.00	BB	451,517
500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Eagle Ridge Academy Project, Refunding & Improvement Series 2016, 5.000%, 11/01/36, 144A	11/21 at 100.00	BB+	505,675
500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Liberty Common Charter School, Series 2014A, 5.000%, 1/15/29	1/24 at 100.00	A+	546,690
	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Skyview Academy Project, Series 2014:
670	4.125%, 7/01/24 , 144A	No Opt. Call	BB	693,115
500	5.125%, 7/01/34 , 144A	7/24 at 100.00	BB	536,215
600	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Union Colony School Project, Series 2018, 5.000%, 4/01/38	4/28 at 100.00	Aa3	718,722
1,125	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Windsor Academy Project, Refunding & Development Series 2016, 3.875%, 9/01/26	9/21 at 100.00	Baa3	1,131,851
	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Rocky Mountain Classical Academy Project, Refunding Series 2019:
2,410	5.000%, 10/01/29 , 144A	10/27 at 100.00	Ba1	2,725,300
2,270	5.000%, 10/01/39 , 144A	10/27 at 100.00	Ba1	2,510,484
3,520	5.000%, 10/01/49 , 144A	10/27 at 100.00	Ba1	3,836,906
495	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Series 2013, 6.375%, 8/01/24	No Opt. Call	N/R	512,186
820	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2016, 5.000%, 2/01/27, 144A	2/26 at 100.00	N/R	828,512
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Communities Project, Refunding Series 2012, 5.250%, 1/01/37	1/22 at 100.00	N/R	1,014,870
530	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc, Refunding Series 2012B, 4.000%, 12/01/26 (Pre-refunded 12/01/22)	12/22 at 100.00	A- (5)	563,634
535	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc, Refunding Series 2012C, 5.000%, 12/01/21 (ETM)	No Opt. Call	A- (5)	552,061
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project, Refunding & Improvement Series 2017A:
400	5.000%, 5/15/27	No Opt. Call	N/R	456,332
250	5.250%, 5/15/28	5/27 at 100.00	N/R	287,660
2,275	5.250%, 5/15/30	5/27 at 100.00	N/R	2,617,706
550	5.250%, 5/15/32	5/27 at 100.00	N/R	632,852
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sunny Vista Living Center Project, Series 2015A:
700	5.000%, 12/01/25 , 144A	No Opt. Call	N/R	710,059
750	5.500%, 12/01/30 , 144A	12/25 at 100.00	N/R	768,158
500	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018, 5.625%, 12/01/32	12/23 at 103.00	N/R	543,590

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 606	Colorado International Center Metropolitan District 3, Aurora, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2016, 4.625%, 12/01/31	12/21 at 103.00	N/R	629,258
	Colorado Science and Technology Park Metropolitan District No1, Special Revenue Improvement Bonds, Refunding Series 2018:
3,545	4.375%, 12/01/26	12/23 at 103.00	N/R	3,818,993
2,140	5.000%, 12/01/33	12/23 at 103.00	N/R	2,306,663
1,215	Copper Ridge Metropolitan District, Colorado Springs, Colorado, Tax Increment and Sales Tax Supported Revenue Bonds, Series 2019, 4.000%, 12/01/29	12/24 at 103.00	N/R	1,234,719
749	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016, 4.500%, 12/01/26	12/25 at 100.00	N/R	806,224
2,090	Cundall Farms Metropolitan District, In the City of Thornton, Colorado, General Obligation Limited Tax Convertbile to Unlimited Tax, Refunding Series 2017A, 4.625%, 12/01/32	12/22 at 103.00	N/R	2,193,497
1,359	Denver Gateway Center Metropolitan District, In the City and County of Denver, Colorado, General Obligation Limited Tax Bonds, Series 2018A, 5.500%, 12/01/38	12/23 at 103.00	N/R	1,463,711
	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado Urban Redevelopement Area, Series 2018A:
1,735	5.250%, 12/01/39 , 144A	12/23 at 103.00	N/R	1,871,232
1,100	5.250%, 12/01/39 , 144A	12/23 at 103.00	N/R	1,185,448
	DIATC Metropolitan District, Commerce City, Adams County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2019:
590	3.250%, 12/01/29 , 144A	9/24 at 103.00	N/R	609,317
740	5.000%, 12/01/39 , 144A	9/24 at 103.00	N/R	797,831
850	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds, Series 2015, 5.000%, 12/01/24 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R (5)	916,513
	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014:
4,493	5.250%, 12/01/24	No Opt. Call	N/R	4,829,031
1,500	5.750%, 12/01/30	12/24 at 100.00	N/R	1,605,930
2,300	6.000%, 12/01/38	12/24 at 100.00	N/R	2,422,843
2,000	Future Legends Sports Park Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.500%, 6/01/50, 144A	6/25 at 103.00	N/R	1,985,940
554	Great Western Park Metropolitan District 2, Broomfield City and County, Colorado, General Obligation Bonds, Series 2016A, 4.000%, 12/01/26	12/21 at 100.00	N/R	575,257
1,170	Green Valley Ranch East Metropolitan Deistrict No 6, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2020A-3, 5.250%, 12/01/32	9/25 at 103.00	N/R	1,281,466
950	Harmony Technology Park Metropolitan District 2, Fort Collins, Colorado, General Obligaiton Bonds, Limited Tax Convertible to Unlimited Tax Series 2017, 4.500%, 12/01/32 (Pre-refunded 12/01/22)	12/22 at 103.00	N/R (5)	1,044,022
1,445	Hawthorn Metropolitan District No 2, Jefferson County, Colorado, General Obligation, Refunding Series 2017A, 4.500%, 12/01/32	12/22 at 103.00	N/R	1,515,155
1,395	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Refunding & Improvement Series 2015, 6.000%, 12/01/28	12/24 at 100.00	N/R	1,527,664

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Colorado (continued)
	Highlands Metropolitan District 1, Broomfield City and County, colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2021:
$ 650	4.000%, 12/01/31	3/26 at 103.00	N/R	658,647
550	5.000%, 12/01/41	3/26 at 103.00	N/R	578,374
4,086	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A, 5.125%, 12/01/31	12/21 at 103.00	N/R	4,254,834
500	Lakes at Centerra Metropolitan District 2, Loveland, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018A, 4.625%, 12/01/27	12/23 at 103.00	N/R	535,365
2,000	Lambertson Farms Metropolitan District 1, Colorado, Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 12/15/25	12/23 at 100.00	N/R	1,836,960
500	Lanterns Metropolitan District 1, Castle Rock, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2019A, 5.000%, 12/01/39	9/24 at 103.00	N/R	539,200
1,430	Leyden Rock Metropolitan District No 10, In the City of Arvada, Colorado, Limited Tax General Obligation Bonds, Refunding and Improvement Series 20016A, 4.000%, 12/01/25	12/21 at 103.00	N/R	1,490,260
740	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016, 4.000%, 12/01/26	12/25 at 100.00	N/R	778,147
1,245	North Park Metropolitan District 1, in the City of Broomfiled, Colorado, Special Revenue Bonds, Series 2018A-1, 5.375%, 12/01/34	12/23 at 103.00	N/R	1,342,770
	North Park Metropolitan District 1, in the City of Broomfiled, Colorado, Special Revenue Bonds, Series 2018A-2:
5,270	5.125%, 12/01/28	12/23 at 103.00	N/R	5,717,739
1,540	5.500%, 12/01/34	12/23 at 103.00	N/R	1,665,787
2,000	North Range Metropolitan District 3, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2020A-3, 5.000%, 12/01/40	12/25 at 103.00	N/R	2,190,640
750	One Horse Business Improvement District, Lakewood, Colorado, Sales Tax Sharing Revenue Bonds, Refunding Series 2004, 6.000%, 6/01/24	5/21 at 100.00	N/R	751,538
2,190	Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds, Series 2019, 4.000%, 12/01/29	12/24 at 103.00	N/R	2,353,571
1,381	Palisade Metropolitan District 2, Broomfield County, Colorado, General Obligation Limited Tax Bonds, Series 2016, 4.375%, 12/01/31	12/21 at 103.00	N/R	1,432,663
1,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45 – NPFG Insured	12/25 at 100.00	Baa2	1,138,400
1,340	Parker Homestead Metropolitan District, Parker, Douglas County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2016, 4.500%, 12/01/30 (Pre-refunded 12/01/21)	12/21 at 103.00	N/R (5)	1,415,281
2,625	Prairie Center Metopolitan District No 3, In the City of Brighton, Adams County, Colorado, Limited Property Tax Supported Primary Improvements Revenue Bonds, Refunding Series 2017A, 4.125%, 12/15/27, 144A	12/26 at 100.00	N/R	2,773,706
2,320	Promenade at Castle Rock Metropolitan District 1, Colorado, General Obligation Bonds, Limited Tax Series 2015A, 5.125%, 12/01/25	4/21 at 103.00	N/R	2,394,681
440	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.250%, 11/15/28	No Opt. Call	A-	550,801
500	Pueblo Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, EVRAZ Project, Series 2021A, 4.750%, 12/01/45, 144A	12/30 at 100.00	N/R	533,065

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Colorado (continued)
	Red Sky Ranch Metropolitan District, Eagle County, Colorado, General Obligation Bonds, Refunding & Improvement Series 2015:
$ 200	4.250%, 12/01/28	12/24 at 100.00	N/R	211,358
335	4.375%, 12/01/30	12/24 at 100.00	N/R	352,249
496	Serenity Ridge Metropolitan District No 2, In the City of Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding and Improvement Bonds Series 2018A, 4.500%, 12/01/28	12/23 at 103.00	N/R	529,029
1,729	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation Bonds, Limited Tax Series 2016A, 4.500%, 12/01/31	12/21 at 103.00	N/R	1,796,275
1,088	Solaris Metropolitan District 3, Vail, Colorado, Limited Tax General Obligation Bonds, Refunding Convertible to Unlimited Tax Series 2016A, 3.750%, 12/01/26	12/21 at 103.00	N/R	1,135,763
2,755	South Maryland Creek Ranch Metropolitan District, Summitt County, Colorado, Limited Tax General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2018A, 5.350%, 12/01/33	12/23 at 103.00	N/R	2,966,777
	SouthGlenn Metropolitan District, Colorado, Special Revenue Bonds, Refunding Series 2016:
5,555	3.500%, 12/01/26	12/21 at 103.00	N/R	5,726,816
3,435	5.000%, 12/01/30	12/21 at 103.00	N/R	3,578,720
400	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2017A-1, 3.500%, 12/01/27	No Opt. Call	Ba1	428,120
3,000	St Vrain Lakes Metropolitan District No 2, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2017A, 5.125%, 12/01/47	12/22 at 103.00	N/R	3,202,470
500	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported District 2, Refunding & Improvement Senior Series 2020A, 3.750%, 12/01/40	12/25 at 102.00	N/R	542,900
2,475	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported Revenue Bonds, Senior Series 2017A, 5.000%, 12/01/30	12/22 at 102.00	N/R	2,645,255
1,000	Sterling Ranch Metropolitan District 1, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2020, 5.000%, 12/01/40	12/25 at 103.00	N/R	1,080,720
1,005	Talon Pointe Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Refunding & Improvement Series 2019A, 5.250%, 12/01/39	12/25 at 103.00	N/R	1,103,952
520	Thompson Crossing Metropolitan District 4, Johnstown, Larimer County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2019, 3.500%, 12/01/29	9/24 at 103.00	N/R	547,414
1,350	Todd Creek Village Metropolitan District, Colorado, Water Activity Entrprise Revenue Bonds, Refunding Series 2018A, 5.250%, 12/01/33	12/28 at 100.00	BBB	1,630,881
620	Trails at Crowfoot Metropolitan District 3, Parker, Colorado, Limited Tax General Obligation Bonds, Series 2019A, 4.375%, 12/01/30	9/24 at 103.00	N/R	660,350
	Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado, General Obligation Limited Bonds, Series 2021A-1:
4,000	5.000%, 12/01/41	3/26 at 103.00	N/R	4,354,164
4,960	5.000%, 12/01/51	3/26 at 103.00	N/R	5,344,703

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Colorado (continued)
	Velocity Metropolitan District 3, In the City of Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2019:
$ 10,000	5.125%, 12/01/34	12/23 at 103.00	N/R	10,756,300
630	5.375%, 12/01/39	12/23 at 103.00	N/R	678,321
	Verve Metropolitan District 1, Jefferson County and the City and County of Broomfield, Colorado, General Obligation Bonds, Refunding and Improvement Limited Tax Series 2021:
530	5.000%, 12/01/36	3/26 at 103.00	N/R	577,304
1,250	5.000%, 12/01/41	3/26 at 103.00	N/R	1,346,811
500	Village Metropolitan District In the Town of Avon, Eagle County, Colorado, Special Revenue and Limited Property Tax Bonds, Refunding & Improvement Series 2020, 4.150%, 12/01/30	12/25 at 103.00	N/R	542,430
1,510	Windsor Highlands Metropolitan District 9, Windsor, Larimer County, Colorado, Limited Tax Supported Revenue Bonds, Series 2019, 5.000%, 12/01/39	9/24 at 103.00	N/R	1,621,966
165,249	Total Colorado			176,358,094
	Connecticut – 0.5%
8,660	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc, Series 2004, 7.950%, 4/01/26 (AMT)	5/21 at 100.00	Caa3	8,158,932
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, McLean Affiliates, Series 2020A, 5.000%, 1/01/30, 144A	1/26 at 102.00	BB+	561,765
750	Connecticut Health and Educational Facilities Authority, Revenue Bonds, McLean Affiliates, Series 2020B-1, 3.250%, 1/01/27, 144A	1/23 at 100.00	BB+	761,925
5,200	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2012J, 5.000%, 7/01/37	7/22 at 100.00	BBB+	5,419,284
10,000	Connecticut State, General Obligation Bonds, Securities Industry & Financial Markets Association Index Series 2015C, 1.280%, 6/15/24 (UB) (4)	No Opt. Call	A	10,229,000
25,110	Total Connecticut			25,130,906
	Delaware – 0.1%
	Delaware Economic Development Authority, Revenue Bonds, ASPIRA of Delaware Charter Operations, Inc Project, Series 2016A:
800	3.250%, 6/01/26	No Opt. Call	BB	827,040
1,000	5.000%, 6/01/36	6/26 at 100.00	BB	1,085,870
1,485	Delaware Economic Development Authority, Revenue Bonds, Odyssey Charter School Inc Project, Series 2015A, 6.250%, 9/01/25, 144A	3/25 at 100.00	N/R	1,617,655
830	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013, 5.000%, 7/01/21 (ETM)	No Opt. Call	AA- (5)	839,545
4,115	Total Delaware			4,370,110
	District of Columbia – 0.0%
	District of Columbia, Revenue Bonds, Ingleside at Rock Creek Project, Series 2017A:
645	4.125%, 7/01/27	7/24 at 103.00	N/R	671,709
270	5.000%, 7/01/32	7/24 at 103.00	N/R	287,969
555	District of Columbia, Revenue Bonds, KIPP DC Issue, Series 2013A, 5.000%, 7/01/23 (ETM)	No Opt. Call	N/R (5)	585,020

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	District of Columbia (continued)
$ 870	District of Columbia, Revenue Bonds, The Methodist Home of the District of Columbia, Series 1999, 4.500%, 1/01/25	No Opt. Call	N/R	845,744
2,340	Total District of Columbia			2,390,442
	Florida – 14.4%
305	AH at Turnpike South Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Phase One Project, Series 2015, 5.500%, 11/01/25	No Opt. Call	N/R	324,929
28,635	Alachua County Health Facilities Authority, Florida, Health Facilties Revenue Bonds, Shands Healthcare Project, Series 2007A, 0.998%, 12/01/37 (3-Month LIBOR *67% reference rate + 0.870% spread) (7)	5/21 at 100.00	A3	28,379,576
	Amelia Walk Community Development District, Florida, Special Assessment Bonds, Area 3-A Series 2018A:
490	4.000%, 11/01/24	No Opt. Call	N/R	505,396
750	4.750%, 11/01/29	11/28 at 100.00	N/R	825,855
	Amelia Walk Community Development District, Florida, Special Assessment Bonds, Area 3-B Series 2018A:
565	4.375%, 11/01/24 , 144A	No Opt. Call	N/R	586,114
860	4.750%, 11/01/29 , 144A	No Opt. Call	N/R	948,984
	Amelia Walk Community Development District, Florida, Special Assessment Bonds, Area A-2 Series 2016:
45	4.250%, 11/01/21	No Opt. Call	N/R	45,369
500	5.500%, 11/01/30	11/26 at 100.00	N/R	534,535
620	Arborwood Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2018A-2, 4.625%, 5/01/28	No Opt. Call	N/R	660,269
430	Armstrong Community Development District, Clay County, Florida, Special Assessment Revenue Bonds, Series 2017A, 4.500%, 11/01/28, 144A	11/27 at 100.00	N/R	467,758
175	Avalon Groves Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2017, 5.000%, 5/01/28	No Opt. Call	N/R	186,809
505	Avalon Groves Community Development District, Florida, Special Assessment Bonds, Area 2 Project, Series 2017A-1, 5.375%, 5/01/28	No Opt. Call	N/R	546,097
	Avalon Groves Community Development District, Florida, Special Assessment Bonds, Area 3 Project, Series 2021:
150	2.375%, 5/01/26	No Opt. Call	N/R	149,288
250	3.000%, 5/01/32	No Opt. Call	N/R	246,514
740	3.375%, 5/01/41	5/32 at 100.00	N/R	720,470
205	Avalon Groves Community Development District, Florida, Special Assessment Bonds, Phase 1 & 2 Sub-Assessment Area 1 Project, Series 2019, 3.700%, 11/01/29	No Opt. Call	N/R	217,702
11,085	Ave Maria Stewardship Community District, Florida, Bond Anticipation Notes, Phase 3 Master Improvements Project, Series 2016, 4.625%, 11/01/21	5/21 at 100.00	N/R	11,098,635
	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Ave Maria National Project, Series 2021:
1,175	2.600%, 5/01/26	No Opt. Call	N/R	1,179,538
1,355	3.200%, 5/01/31	No Opt. Call	N/R	1,364,648
1,000	3.750%, 5/01/41	5/31 at 100.00	N/R	1,010,870

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
$ 630	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Maple Ridge Phase 3 Project, Series 2018, 4.900%, 5/01/29	No Opt. Call	N/R	676,135
	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Maple Ridge Phase 4 Project, Series 2020:
710	3.800%, 5/01/32 , 144A	5/30 at 100.00	N/R	740,743
165	4.300%, 5/01/42 , 144A	5/30 at 100.00	N/R	173,997
695	Aventura Isles Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2013, 5.250%, 11/01/24	No Opt. Call	N/R	747,118
	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Assessment Area 2B, Series 2018:
135	4.000%, 11/01/24 , 144A	No Opt. Call	N/R	139,551
200	4.500%, 11/01/29 , 144A	No Opt. Call	N/R	220,908
	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Assessment Area 3A, Series 2018:
590	4.000%, 11/01/24 , 144A	No Opt. Call	N/R	614,373
1,165	4.500%, 11/01/29 , 144A	No Opt. Call	N/R	1,286,824
515	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Assessment Area 3A, Series 2020, 3.000%, 5/01/30	No Opt. Call	N/R	526,979
	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Assessment Area 4, Series 2018:
115	4.000%, 11/01/24 , 144A	No Opt. Call	N/R	119,014
175	4.500%, 11/01/29 , 144A	No Opt. Call	N/R	193,701
	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Series 2015:
130	4.250%, 11/01/21	No Opt. Call	N/R	131,394
770	4.750%, 11/01/26	11/25 at 100.00	N/R	830,907
1,130	5.000%, 11/01/31	11/25 at 100.00	N/R	1,214,852
330	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Series 2018, 4.500%, 11/01/28, 144A	No Opt. Call	N/R	354,116
595	Ballentrae Hillsborough Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2014, 5.000%, 11/01/28	11/25 at 100.00	N/R	640,964
720	Bannon Lakes Community Development District, Saint Johns County, Florida, Special Assessment Revenue Bonds, Series 2016, 4.500%, 11/01/25	No Opt. Call	N/R	761,148
	Bannon Lakes Community Development District, Saint Johns County, Florida, Special Assessment Revenue Bonds, Series 2021:
200	3.000%, 5/01/31 , 144A	No Opt. Call	N/R	199,825
700	3.500%, 5/01/41 , 144A	5/31 at 100.00	N/R	698,536
535	Banyan Cay Community Development District, West Palm Beach, Florida, Special Assessment Bonds, 2020-1, 2.750%, 11/01/25	No Opt. Call	N/R	538,646
325	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc Project, Series 2016, 3.625%, 9/01/26	9/23 at 100.00	BBB	339,651

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
	Bay Laurel Center Community Development District, Marion County, Florida, Special Assessment Bonds, Refunding Indigo Series 2016:
$ 45	3.500%, 5/01/21	No Opt. Call	N/R	45,043
40	3.500%, 5/01/22	No Opt. Call	N/R	40,505
45	3.500%, 5/01/23	No Opt. Call	N/R	45,953
45	3.750%, 5/01/24	No Opt. Call	N/R	46,628
30	3.750%, 5/01/25	No Opt. Call	N/R	31,252
	Beaumont Communit Development District 1, City of Wildwood, Florida, Special Assessment Bonds, Series 2019 A-1:
395	4.250%, 11/01/24 , 144A	No Opt. Call	N/R	407,008
600	4.750%, 11/01/29 , 144A	No Opt. Call	N/R	654,198
595	Beaumont Communit Development District 1, City of Wildwood, Florida, Special Assessment Bonds, Series 2019 A-2, 5.625%, 11/01/32, 144A	No Opt. Call	N/R	678,080
540	Bellagio Community Development District, Hialeah, Florida, Special Assessment Bonds, Series 2013, 6.000%, 11/01/27	No Opt. Call	BBB	627,723
490	Bellagio Community Development District, Hialeah, Florida, Special Assessment Bonds, Series 2016, 3.750%, 11/01/31	11/26 at 100.00	BBB	508,022
	Bellalago Educational Facilities Benefit District, Florida, Capital Improvement Bonds, Refunding Series 2014:
1,125	3.875%, 5/01/24	No Opt. Call	A2	1,222,875
1,165	4.000%, 5/01/25	5/24 at 100.00	A2	1,286,719
1,220	4.125%, 5/01/26	5/24 at 100.00	A2	1,350,589
1,070	4.250%, 5/01/27	5/24 at 100.00	A2	1,185,378
740	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A, 4.750%, 11/01/27	No Opt. Call	N/R	820,808
	Belmont II Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, 2020 Aessessment Area, Series 2020:
280	2.500%, 12/15/25	No Opt. Call	N/R	283,534
200	3.125%, 12/15/30	No Opt. Call	N/R	205,554
	Berry Bay Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Assessment Area 1, Series 2021:
500	2.625%, 5/01/26	No Opt. Call	N/R	501,637
645	3.125%, 5/01/31	No Opt. Call	N/R	647,752
1,955	3.625%, 5/01/41	5/31 at 100.00	N/R	1,963,168
350	Black Creek Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Project 2020 Series 2020, 3.750%, 6/15/40	6/30 at 100.00	N/R	362,957
1,010	Blue Lake Community Development District, Lee County, Florida, Special Assessment Bonds, 2019 Project Series 2019, 4.000%, 6/15/32	6/29 at 100.00	N/R	1,085,386
	Boggy Branch Community Development District, Jacksonville, Florida, Special Assessment Revenue Bonds, Phase 1 Series 2021:
455	3.000%, 5/01/31	No Opt. Call	N/R	454,601
1,170	3.500%, 5/01/41	5/31 at 100.00	N/R	1,168,302

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,100	Botaniko Community Development District, Weston, Florida, Special Assessment Bonds, Series 2020, 3.625%, 5/01/40	5/30 at 100.00	N/R	1,131,284
630	Brookstone Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, Series 2018, 4.625%, 11/01/28, 144A	No Opt. Call	N/R	669,910
250	Bullfrog Creek Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2017, 4.750%, 11/01/28	11/27 at 100.00	N/R	270,570
	Cape Coral Health Facilities Authority, Florida, Senior Housing Revenue Bonds, Gulf Care Inc Project, Series 2015:
580	4.250%, 7/01/21 , 144A	No Opt. Call	N/R	579,919
550	4.500%, 7/01/22 , 144A	No Opt. Call	N/R	558,525
1,230	4.750%, 7/01/24 , 144A	No Opt. Call	N/R	1,283,136
	Capital Projects Finance Authority, Florida, Student Housing Revenue Bonds, Capital Projects Loan Program, Refunding Series 2020A-1:
1,500	5.000%, 10/01/33	10/30 at 100.00	Baa3	1,812,210
1,750	5.000%, 10/01/34	10/30 at 100.00	Baa3	2,106,055
	Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, Franklin Academy Projects, Series 2020:
370	4.000%, 12/15/23 , 144A	No Opt. Call	N/R	390,505
380	4.000%, 12/15/24 , 144A	No Opt. Call	N/R	406,927
300	4.000%, 12/15/25 , 144A	No Opt. Call	N/R	325,068
355	5.000%, 12/15/26 , 144A	7/26 at 100.00	N/R	403,692
330	5.000%, 12/15/27 , 144A	7/26 at 100.00	N/R	373,154
350	5.000%, 12/15/28 , 144A	7/26 at 100.00	N/R	393,183
365	5.000%, 12/15/29 , 144A	7/26 at 100.00	N/R	407,355
510	5.000%, 12/15/30 , 144A	7/26 at 100.00	N/R	565,728
	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, Imagine School at Land O'Lakes Project, Series 2020A:
425	3.000%, 12/15/29 , 144A	No Opt. Call	Ba1	429,539
645	5.000%, 12/15/39 , 144A	12/30 at 100.00	Ba1	736,461
	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc, Series 2018:
900	5.900%, 8/15/28 , 144A	No Opt. Call	N/R	984,672
515	6.100%, 8/15/38 , 144A	8/28 at 100.00	N/R	560,392
2,160	Capital Trust Agency, Florida, Revenue Bonds, Odyssey Charter School Project, Series 2017A, 4.750%, 7/01/27, 144A	No Opt. Call	Ba1	2,324,074
	Capital Trust Agency, Florida, Revenue Bonds, Provision CARES Proton Therapy Center, Orlando Project, Series 2018:
6,985	7.000%, 6/01/28 , 144A (6), (8)	No Opt. Call	N/R	2,654,300
14,560	7.250%, 6/01/33 , 144A (6), (8)	6/28 at 100.00	N/R	5,532,800
2,000	7.500%, 6/01/48 , 144A (6), (8)	6/28 at 100.00	N/R	760,000
1,625	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2017A, 4.375%, 6/15/27, 144A	No Opt. Call	N/R	1,709,370

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,915	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2019A, 4.000%, 6/15/29, 144A	6/26 at 100.00	N/R	2,024,346
605	Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series 2017A, 4.000%, 10/15/29, 144A	10/27 at 100.00	Ba2	640,332
450	Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series 2019A, 4.000%, 10/15/29, 144A	10/27 at 100.00	Ba2	478,800
	Capital Trust Agency, Florida, Senior Living Facilities Revenue Bonds, Elim Senior Housing, Inc Project, Series 2017:
1,645	5.000%, 8/01/27 , 144A	8/24 at 103.00	N/R	1,569,330
490	5.375%, 8/01/32 , 144A	8/24 at 103.00	N/R	446,983
830	Carlton Lakes Community Developement District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2015, 5.125%, 11/01/29	11/26 at 100.00	N/R	891,212
	Celebration Pointe Community Development District 1, Alachua County, Florida, Special Assessment Revenue Bonds, Series 2014:
525	4.750%, 5/01/24	No Opt. Call	N/R	560,390
2,940	5.000%, 5/01/34	5/24 at 100.00	N/R	3,089,734
	Celebration Pointe Community Development District 1, Alachua County, Florida, Special Assessment Revenue Bonds, Series 2017:
125	4.000%, 5/01/22 , 144A	No Opt. Call	N/R	126,310
1,330	5.000%, 5/01/32 , 144A	5/27 at 100.00	N/R	1,461,896
	Centre Lake Community Development District, Miami Lakes, Florida, Special Assessment Bonds, Series 2016:
375	4.125%, 12/15/27	12/26 at 100.00	N/R	399,161
500	4.500%, 12/15/32	12/26 at 100.00	N/R	541,965
	Chaparral of Palm Bay Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area One Project, Series 2020A-1:
435	3.000%, 5/01/25	No Opt. Call	N/R	442,391
625	3.250%, 5/01/31	5/30 at 100.00	N/R	641,631
	Charlotte County Industrial Development Authority, Florida, Utility System Revenue Bonds, Town & Country Utilities Project, Series 2019:
2,075	5.000%, 10/01/29 (AMT), 144A	10/27 at 100.00	N/R	2,334,852
2,500	5.000%, 10/01/34 (AMT), 144A	10/27 at 100.00	N/R	2,793,300
300	Coco Palms Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Expansion Area Project, Series 2019, 4.000%, 6/15/29, 144A	No Opt. Call	N/R	325,236
	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria University, Refunding Series 2013A:
2,405	4.500%, 6/01/23	No Opt. Call	BBB-	2,479,651
500	5.250%, 6/01/28	6/23 at 100.00	BBB-	532,680
1,000	5.625%, 6/01/33	6/23 at 100.00	BBB-	1,066,660
4,710	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, Series 2014A, 7.000%, 5/15/24, 144A (6)	No Opt. Call	N/R	3,644,362
740	Collier County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, Gulf Coast Charter Academy South Project, Series 2017A, 4.100%, 12/01/27, 144A	No Opt. Call	N/R	778,169

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
$ 395	Concord Station Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2016A-2, 4.125%, 5/01/26	No Opt. Call	N/R	410,279
100	Connerton West Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2018A-2 Phase 2, 4.625%, 5/01/28	No Opt. Call	N/R	104,388
	Copper Creek Community Development District, Port Saint Lucie, Florida, Special Assessment Bonds, Series 2019:
180	3.875%, 11/01/24 , 144A	No Opt. Call	N/R	185,612
270	4.000%, 11/01/29 , 144A	No Opt. Call	N/R	291,025
	Coral Keys Homes Community Development District, Miami-Dade County, Florida, Special Assessment Revenue Bonds, Series 2020:
200	2.750%, 5/01/25	No Opt. Call	N/R	202,594
165	3.125%, 5/01/30	No Opt. Call	N/R	169,745
1,565	Corkscrew Farms Community Development District, Lee County, Florida, Special Assessment Bonds, Area One Project, Series 2016, 4.250%, 11/01/27	No Opt. Call	N/R	1,652,014
	Corkscrew Farms Community Development District, Lee County, Florida, Special Assessment Bonds, Area Two Project, Series 2017:
605	3.750%, 11/01/23 , 144A	No Opt. Call	N/R	618,310
860	4.500%, 11/01/28 , 144A	No Opt. Call	N/R	926,805
	Creek Preserve Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2019:
610	3.875%, 11/01/24 , 144A	No Opt. Call	N/R	626,873
1,200	4.250%, 11/01/30 , 144A	11/29 at 100.00	N/R	1,288,836
605	Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-1, 4.625%, 11/01/27	No Opt. Call	N/R	643,496
	Cross Creek North Community Development District, Clay County, Florida, Special Assessment Bonds, Series 2018:
525	4.375%, 11/01/24 , 144A	No Opt. Call	N/R	540,246
795	4.750%, 11/01/29 , 144A	No Opt. Call	N/R	868,418
	Crossings at Fleming Island Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Senior Lien Series 2014A-1:
1,280	4.000%, 5/01/24	No Opt. Call	BBB	1,311,949
6,910	4.500%, 5/01/30	5/24 at 100.00	BBB	7,164,841
2,310	Currents Community Development District, Collier County, Florida, Capital Improvement Revenue Bonds, Series 2020B, 4.250%, 5/01/41, 144A	No Opt. Call	N/R	2,458,441
	Currents Community Development District, Collier County, Florida, Capital Improvement Revenue Bpnds, Series 2020A:
895	3.000%, 5/01/25 , 144A	No Opt. Call	N/R	909,848
1,290	3.500%, 5/01/30 , 144A	No Opt. Call	N/R	1,336,169
360	4.000%, 5/01/40 , 144A	5/31 at 100.00	N/R	377,046
	Cypress Park Estates Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area 1 Project, Series 2020:
310	2.625%, 5/01/25 , 144A	No Opt. Call	N/R	312,396
295	3.250%, 5/01/30 , 144A	No Opt. Call	N/R	300,452

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
$ 580	Cypress Park Estates Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area 2 Project, Series 2020, 4.000%, 5/01/40, 144A	5/32 at 100.00	N/R	604,776
	Cypress Preserve Community Development District, Pasco County, Florida, Special Assessment Bonds, Assessment Area 2, Series 2019:
955	3.750%, 11/01/31	11/29 at 100.00	N/R	1,011,288
1,670	4.000%, 11/01/39	11/29 at 100.00	N/R	1,747,839
	Downden West Community Development District, Florida, Revenue Bonds Series 2018:
200	4.350%, 5/01/23 , 144A	No Opt. Call	N/R	203,434
720	4.850%, 5/01/29 , 144A	No Opt. Call	N/R	785,628
1,160	Downtown Doral Community Development District, Florida, Special Assessment Bonds, Assessment Area Two, Series 2018, 4.250%, 12/15/28, 144A	No Opt. Call	N/R	1,257,312
2,570	Durbin Crossing Community Development District, Florida, Special Assessment Bonds, Senior Refunding Series 2017A-1, 5.000%, 5/01/32 – AGM Insured	5/27 at 100.00	AA	3,142,673
	Eagle Pointe Community Development District, Manatee County, Florida, Special Assessment Bonds, 2020 Project Assessment Area Series 2020:
300	3.000%, 5/01/25 , 144A	No Opt. Call	N/R	306,264
575	3.625%, 5/01/31 , 144A	5/30 at 100.00	N/R	603,474
345	East Bonita Beach Road Community Development District, Bonita Springs, Florida, Special Assessment Bonds, Area 1 Series 2018, 4.375%, 11/01/29, 144A	11/28 at 100.00	N/R	370,326
2,750	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2015, 4.250%, 5/01/25	5/22 at 100.00	N/R	2,816,440
	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2019:
215	3.750%, 11/01/24	No Opt. Call	N/R	221,130
280	4.125%, 11/01/29	No Opt. Call	N/R	302,280
	East Nassau Stewardship District, Florida, Special Assessment Revenue Bonds, Series 2018:
370	4.250%, 5/01/24	No Opt. Call	N/R	378,477
550	4.600%, 5/01/29	No Opt. Call	N/R	594,319
	Eden Hills Community Development District, Lake Alfred, Florida, Special Assessment Revenue Bonds, Phase 1 Series 2020:
115	2.750%, 5/01/25	No Opt. Call	N/R	116,367
110	3.250%, 5/01/30	No Opt. Call	N/R	112,324
	Edgewater East Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Assessment Area 1 Series 2021:
525	2.500%, 5/01/26	No Opt. Call	N/R	526,408
800	3.100%, 5/01/31	No Opt. Call	N/R	803,418
2,000	3.600%, 5/01/41	5/31 at 100.00	N/R	2,010,053
	Epperson North Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1, Series 2018A-1:
685	4.500%, 11/01/23 , 144A	No Opt. Call	N/R	706,845
1,690	5.000%, 11/01/29 , 144A	No Opt. Call	N/R	1,868,379

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
$ 775	Epperson North Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1, Series 2018A-2, 5.600%, 11/01/29, 144A	No Opt. Call	N/R	881,927
500	Epperson North Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2, Series 2021, 3.000%, 5/01/31	No Opt. Call	N/R	497,839
630	Epperson Ranch Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2017A-1, 5.000%, 11/01/28	11/27 at 100.00	N/R	675,095
125	Epperson Ranch Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2017A-2, 5.250%, 11/01/29	No Opt. Call	N/R	125,456
	Epperson Ranch II Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2018A-1:
410	4.250%, 5/01/24 , 144A	No Opt. Call	N/R	419,897
450	5.500%, 11/01/29 , 144A	No Opt. Call	N/R	503,451
280	5.000%, 5/01/30 , 144A	5/29 at 100.00	N/R	306,606
735	ESCROW MCLEOD USA, 6.500%, 3/04/26 (6)	No Opt. Call	N/R	14,700
1,000	Esplanade Lake Club Community Development District, Lee County, Florida, Capital Improvement Bonds, Series 2019A-1, 3.625%, 11/01/30	11/29 at 100.00	N/R	1,060,560
335	Esplanade Lake Club Community Development District, Lee County, Florida, Capital Improvement Bonds, Series 2019A-2, 3.625%, 11/01/30	11/29 at 100.00	N/R	355,281
795	Estancia at Wiregrass Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2013, 6.375%, 11/01/26	No Opt. Call	N/R	890,098
	Evergreen Community Development District, Florida, Special Assessment Bonds, Series 2019:
275	4.125%, 11/01/24 , 144A	No Opt. Call	N/R	281,936
500	4.250%, 11/01/29 , 144A	No Opt. Call	N/R	536,175
275	Fiddlers Creek Community Development District 1, Collier County, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 4.000%, 5/01/21	No Opt. Call	N/R	275,237
350	Finley Woods Community Development District, Florida, Capital Improvement Bonds, Series 2020, 4.000%, 5/01/40	5/30 at 100.00	N/R	368,039
4,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A, 7.625%, 12/15/31 (Pre-refunded 12/15/21)	12/21 at 100.00	N/R (5)	4,248,240
300	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2017A, 5.000%, 6/15/27, 144A	6/26 at 100.00	N/R	317,241
270	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2018A, 5.000%, 6/15/28, 144A	6/26 at 100.00	N/R	284,477
1,330	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2014A, 5.750%, 7/01/24	No Opt. Call	N/R	1,392,257
1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2017A, 5.000%, 7/01/27, 144A	No Opt. Call	N/R	1,053,810
4,040	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Upper School Project, Series 2017C, 5.150%, 7/01/27, 144A	No Opt. Call	N/R	4,361,907

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter Foundation Inc Projects, Series 2016A:
$ 1,950	5.125%, 6/15/26 , 144A	No Opt. Call	N/R	2,098,921
4,015	4.000%, 7/15/26 , 144A	No Opt. Call	N/R	4,156,890
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Miami Arts Charter School Projects, Series 2014:
430	5.000%, 6/15/24 , 144A	No Opt. Call	N/R	420,914
3,750	5.625%, 6/15/29 , 144A	6/24 at 100.00	N/R	3,615,000
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A:
1,865	5.000%, 6/15/25 , 144A	No Opt. Call	N/R	1,994,953
4,900	6.125%, 6/15/46 , 144A	6/25 at 100.00	N/R	5,493,439
100	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2011A, 6.500%, 6/15/21 (ETM)	No Opt. Call	N/R (5)	101,221
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2012A:
765	5.500%, 6/15/22 , 144A	No Opt. Call	N/R	780,269
2,000	6.000%, 6/15/32 , 144A	6/22 at 100.00	N/R	2,075,520
2,230	6.125%, 6/15/43 , 144A	6/22 at 100.00	N/R	2,303,835
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2013A:
5,630	6.375%, 12/15/25	6/23 at 100.00	N/R	6,189,228
500	8.500%, 6/15/44	6/23 at 100.00	N/R	559,775
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2014A:
1,750	5.750%, 6/15/29	6/24 at 100.00	N/R	1,909,407
1,510	6.000%, 6/15/34	6/24 at 100.00	N/R	1,648,860
470	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2020C, 4.000%, 9/15/30, 144A	9/27 at 100.00	N/R	503,323
40,000	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Brightline Passenger Rail Project, Green Series 2019B, 7.375%, 1/01/49, 144A (AMT)	1/24 at 107.00	N/R	39,450,000
	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
54,825	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	5/21 at 104.00	N/R	53,455,471
55,735	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	5/21 at 104.00	N/R	53,826,076
	Florida Development Finance Corporation, Student Housing Revenue Bonds, Midtown Campus Properties LLC Project, Series 2019:
6,810	6.875%, 12/01/38 , 144A (6)	12/23 at 105.00	N/R	6,673,800
2,000	7.000%, 12/01/48 , 144A (6)	12/23 at 105.00	N/R	1,960,000
2,190	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Jacksonville University Project, Series 2018A-1, 4.500%, 6/01/33, 144A	6/28 at 100.00	N/R	2,550,583
715	Flow Way Community Development District, Collier County, Florida, Special Assessment Bonds, Phase 5 Project, Series 2016, 4.350%, 11/01/27	11/26 at 100.00	N/R	758,837

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
$ 835	Flow Way Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2013, 6.000%, 11/01/27	11/24 at 100.00	N/R	923,009
390	Flow Way Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2015, 4.250%, 11/01/25	No Opt. Call	N/R	406,786
525	Forest Brooke Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2017, 4.500%, 12/15/27	No Opt. Call	N/R	567,095
355	Gateway Services Community Development District, Fort Myers Lee County, Florida, Special Assessment Refunding Bonds, Series 2013, 5.250%, 5/01/23	No Opt. Call	N/R	367,755
85	Glen St Johns Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.250%, 5/01/38	5/21 at 100.00	N/R	85,173
840	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 4.250%, 5/01/26	No Opt. Call	N/R	884,260
985	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Phase 1 Project, Series 2014A-1, 5.250%, 5/01/28	5/24 at 100.00	N/R	1,056,442
1,275	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Project, Refunding Series 2014A-2, 5.875%, 5/01/28	5/24 at 100.00	N/R	1,390,783
	Grand Oaks Community Development District, Saint Johns County, Florida, Special Assessment Bonds, Series 2019A:
385	3.750%, 11/01/24	No Opt. Call	N/R	395,218
575	4.125%, 11/01/29	No Opt. Call	N/R	616,072
780	Grove Resort Community Development District, Orange County, Florida, Special Assessment Revenue Bonds, Series 2017A, 5.000%, 11/01/28	No Opt. Call	N/R	828,563
110	Gulfstream Polo Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Phase 1 Project, Series 2017, 4.000%, 11/01/27	No Opt. Call	N/R	117,401
270	Hacienda Lakes Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2016, 4.500%, 5/01/36	5/26 at 100.00	N/R	287,609
3,525	Harmony Community Development District, Florida, Capital Improvement Revenue Bonds, Special Assessment, Refunding Series 2014, 5.000%, 5/01/25	5/24 at 100.00	N/R	3,665,048
	Harmony West Community Development District, Osceloa County, Florida, Special Asssessment Revenue Bonds, Assessment Area One, Series 2018:
210	4.125%, 5/01/24 , 144A	No Opt. Call	N/R	215,907
425	4.750%, 5/01/29 , 144A	No Opt. Call	N/R	466,854
485	Hawkstone Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area 1, Series 2019, 3.500%, 11/01/30	11/29 at 100.00	N/R	507,873
150	Hawkstone Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area 2, Series 2019, 3.625%, 11/01/30	11/29 at 100.00	N/R	157,356
1,740	Heights Community Development District, Florida, Tax Increment & Special Assessment Revenue Bonds, Series 2017, 4.000%, 1/01/28	1/27 at 100.00	N/R	1,846,088
655	Heights Community Development District, Florida, Tax Increment & Special Assessment Revenue Bonds, Series 2018, 4.500%, 1/01/28	No Opt. Call	N/R	707,603
215	Hemingway Point Community Development District, Florida, Special Assessment Bonds, Phase Two Project, Series 2014, 4.625%, 11/01/24	No Opt. Call	N/R	223,617

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
$ 695	Heritage Harbour North Community Development District, Florida, Capital Improvement Revenue Bond, Refunding Series 2017A-1, 5.000%, 5/01/27 – AGM Insured	No Opt. Call	AA	834,938
430	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Four, Series 2019A-2, 5.375%, 11/01/29, 144A	No Opt. Call	N/R	473,585
225	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Three, Series 2019A-2, 5.375%, 11/01/29, 144A	No Opt. Call	N/R	247,806
	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Three, Series 2019A-1:
300	4.125%, 11/01/24 , 144A	No Opt. Call	N/R	310,962
450	4.500%, 11/01/29 , 144A	No Opt. Call	N/R	491,724
130	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Two, Series 2016A-2, 6.250%, 11/01/29	No Opt. Call	N/R	157,980
	Hidden Creek North Community Development District, Florida, Special Assessment Bonds, 2019 Project, Series 2019A-1:
470	3.500%, 11/01/24	No Opt. Call	N/R	479,278
845	4.000%, 11/01/30	11/29 at 100.00	N/R	888,129
	Highland Meadows II Community Development District, Davenport, Polk County, Florida, Special Assessment Revenue Bonds, Assessment Area 7/7A Project, Series 2019:
340	3.875%, 11/01/31	11/29 at 100.00	N/R	364,143
65	4.200%, 11/01/39	11/29 at 100.00	N/R	69,436
	Highland Meadows West Community Development District, Haines City, Florida, Special Assessment Bonds, Area 2 Project, Series 2020A:
210	3.250%, 5/01/31	5/30 at 100.00	N/R	217,396
420	3.625%, 5/01/40	5/30 at 100.00	N/R	433,616
150	Highland Meadows West Community Development District, Haines City, Florida, Special Assessment Bonds, Area 3 Project, Series 2020A, 3.625%, 5/01/40	5/30 at 100.00	N/R	154,863
	Highland Meadows West Community Development District, Haines City, Florida, Special Assessment Bonds, Series 2019:
235	4.000%, 11/01/24 , 144A	No Opt. Call	N/R	244,287
540	4.125%, 11/01/29 , 144A	No Opt. Call	N/R	590,549
	Highlands Community Development District, Hillborough County, Florida, Special Assessment Bonds, Assessment Area 4 Project, Series 2018:
155	4.250%, 6/15/24 , 144A	No Opt. Call	N/R	158,550
245	4.750%, 6/15/29 , 144A	No Opt. Call	N/R	264,443
245	Hunter's Ridge Community Development District 1, Flagler County, Florida, Special Assessment Bonds, Assessment Area 1, Series 2019, 4.250%, 11/01/29, 144A	No Opt. Call	N/R	264,948
62	Islands at Doral III Community Development District, Doral, Florida, Special Assessment Bonds, Expanded Area Project, Series 2014, 4.750%, 5/01/25	5/24 at 100.00	N/R	64,514
405	Islands at Doral III Community Development District, Doral, Florida, Special Assessment Bonds, Refunding Series 2013, 3.250%, 5/01/21	No Opt. Call	A-	405,822
595	Isles of Bartram Park Community Development District, Saint Johns County, Florida, Special Assessment Bonds, Series 2015, 4.375%, 11/01/25	No Opt. Call	N/R	623,310
270	Isles of Bartram Park Community Development District, Saint Johns County, Florida, Special Assessment Bonds, Series 2017, 4.000%, 11/01/27	No Opt. Call	N/R	285,857

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
$ 150	K-Bar Ranch Community Development District, Florida, Special Assessment Revenue Bonds, Parcel Q Project, Series 2014, 4.750%, 11/01/24	No Opt. Call	N/R	155,160
365	Kindred Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2016, 4.000%, 5/01/26	No Opt. Call	N/R	381,480
535	Kindred Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2017, 4.000%, 5/01/27	No Opt. Call	N/R	562,767
	Kingman Gate Community Development District, Homestead, Florida, Special Assessment Bonds, Project 2021 Series 2021:
200	2.500%, 6/15/26	No Opt. Call	N/R	200,368
250	3.125%, 6/15/31	No Opt. Call	N/R	250,898
750	3.600%, 6/15/41	6/31 at 100.00	N/R	752,518
985	Lake Ashton Community Development District, Polk County, Florida, Capital Improvement Revenue Bonds, Series 2015A-1, 5.000%, 5/01/25	No Opt. Call	N/R	1,065,465
3,000	Lake County, Florida Retirement Facility Revenue Bonds, Lakeside at Waterman Village Project, Series 2020A, 5.500%, 8/15/40	8/27 at 103.00	N/R	3,198,600
3,500	Lake County, Florida Retirement Facility Revenue Bonds, Lakeside at Waterman Village Project, Series 2020B-2, 3.750%, 8/15/27	2/22 at 100.00	N/R	3,516,695
2,000	Lake County, Florida Retirement Facility Revenue Bonds, Lakeside at Waterman Village Project, Series 2020B-3, 3.375%, 8/15/26	2/22 at 100.00	N/R	2,009,660
	Lake County, Florida, Educational Facilities Revenue Bonds, Imagine South Lake Charter School Project, Series 2019A:
500	5.000%, 1/15/29 , 144A	No Opt. Call	N/R	543,535
550	5.000%, 1/15/39 , 144A	7/29 at 100.00	N/R	600,138
50	Lake Powell Residential Golf Community Development District, Bay County, FLorida, Special ASsessment Revenue Refunding Bonds, Series 2012, 5.250%, 11/01/22	No Opt. Call	N/R	51,771
2,410	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Refunding Series 2014, 5.125%, 5/01/24	No Opt. Call	N/R	2,608,584
455	Lakeside Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2015, 4.750%, 5/01/25	No Opt. Call	N/R	472,545
	Lakeside Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2018:
190	4.000%, 5/01/23	No Opt. Call	N/R	192,409
550	4.600%, 5/01/28	No Opt. Call	N/R	591,338
	Lakeside Preserve Community Development District, Lakeland, Florida, Special Assessment Bonds, Series 2019:
90	3.875%, 5/01/24	No Opt. Call	N/R	91,919
180	4.250%, 5/01/29	No Opt. Call	N/R	192,028
515	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Del Webb Project, Series 2017, 4.300%, 5/01/27, 144A	No Opt. Call	N/R	547,414
275	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Isles Lakewood Ranch Project, Series 2019, 3.875%, 5/01/29	No Opt. Call	N/R	295,653

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Centre North Project, Series 2015:
$ 355	4.250%, 5/01/25	No Opt. Call	N/R	369,331
665	4.875%, 5/01/35	5/25 at 100.00	N/R	710,267
1,470	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Ranch South Project, Series 2016, 4.250%, 5/01/26	No Opt. Call	N/R	1,549,600
535	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Northeast Sector Project, Phase 1A, Series 2018, 4.250%, 5/01/28	No Opt. Call	N/R	572,552
560	Landings at Miami Coummunity Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2018, 4.125%, 11/01/28, 144A	No Opt. Call	N/R	599,200
	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A:
4,555	5.250%, 6/15/27	5/21 at 100.00	BB-	4,560,010
5,000	5.375%, 6/15/37	5/21 at 100.00	BB-	5,003,800
	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Preserve Project, Series 2017A:
325	5.000%, 12/01/27 , 144A	12/22 at 105.00	N/R	335,556
210	5.375%, 12/01/32 , 144A	12/22 at 105.00	N/R	217,157
	Lucerne Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2019:
180	3.800%, 5/01/24	No Opt. Call	N/R	183,656
415	4.000%, 5/01/29	No Opt. Call	N/R	439,908
	Magic Place Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2019:
1,005	3.625%, 5/01/24	No Opt. Call	N/R	1,029,361
2,385	3.875%, 5/01/30	No Opt. Call	N/R	2,517,844
515	Majorca Isles Community Development District, Mianmi Gardens, Florida, Special Assessment Bonds, Series 2015, 5.000%, 5/01/25	No Opt. Call	N/R	556,246
900	Mediterranea Community Development District, Riviera Beach, Florida, Special Assessment Bonds, Area 2 Project, Refunding & Improvement Series 2017, 4.250%, 5/01/29	5/28 at 100.00	N/R	1,007,217
655	Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, Miami Community Charter School Inc Project, Series 2020A, 4.250%, 6/01/30, 144A	6/26 at 103.00	N/R	672,927
2,185	Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, South Florida Autism Charter School Project, Series 2017, 5.250%, 7/01/27, 144A	No Opt. Call	N/R	2,316,952
	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami Jewish Health System Inc Project, Series 2017:
1,000	5.000%, 7/01/28	7/27 at 100.00	BB+	959,430
1,000	5.000%, 7/01/29	7/27 at 100.00	BB+	950,600
1,315	5.000%, 7/01/30	7/27 at 100.00	BB+	1,237,757
1,605	5.000%, 7/01/31	7/27 at 100.00	BB+	1,492,666
695	5.000%, 7/01/32	7/27 at 100.00	BB+	636,571

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
	Miami World Center Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2017:
$ 3,145	4.750%, 11/01/27	No Opt. Call	N/R	3,432,925
2,500	5.125%, 11/01/39	11/27 at 100.00	N/R	2,769,075
12,835	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2005D, 1.165%, 7/01/33 – AMBAC Insured (UB) (4)	4/21 at 100.00	BBB+	12,162,189
12,830	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2005E, 1.165%, 7/01/34 – AMBAC Insured (UB) (4)	4/21 at 100.00	BBB+	12,085,988
635	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, PInecrest Academy Project, Series 2014, 5.000%, 9/15/24	No Opt. Call	BBB	682,377
700	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Youth Co-Op Charter Schools Project, Series 2015A, 5.000%, 9/15/25, 144A	No Opt. Call	N/R	737,905
1,000	Miami-Dade County Industrual Development Authority, Florida, Revenue Bonds, Doral Academy, Seres 2018, 5.000%, 1/15/32	1/28 at 100.00	BBB-	1,152,310
	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Infrastrusture Project, Refunding Series 2014B:
2,490	4.250%, 5/01/24	5/23 at 100.00	N/R	2,592,688
2,625	5.000%, 5/01/29	5/23 at 100.00	N/R	2,748,349
	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Refunding Series 2014A:
1,670	4.250%, 5/01/24	5/23 at 100.00	N/R	1,738,871
4,495	5.000%, 5/01/29	5/23 at 100.00	N/R	4,706,220
2,010	5.000%, 5/01/37	5/23 at 100.00	N/R	2,082,340
1,290	Mirada Community Development District, Florida, Capital Improvement Bonds, Assessment Area 2 Series 2018A-2, 5.375%, 11/01/29	No Opt. Call	N/R	1,401,611
2,110	Mirada Community Development District, Pasco County, Florida, Bond Anticipation Note, Assessment Area 3, Series 2019, 4.500%, 5/01/24	5/21 at 100.00	N/R	2,112,595
	Mirada II Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2021:
835	2.500%, 5/01/26	No Opt. Call	N/R	835,487
765	3.125%, 5/01/31	No Opt. Call	N/R	763,021
2,745	3.500%, 5/01/41	5/31 at 100.00	N/R	2,729,267
100	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 4.875%, 5/01/22	No Opt. Call	N/R	101,813
2,050	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2015, 5.000%, 5/01/28	5/25 at 100.00	N/R	2,210,453
670	Naples Reserve Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2014, 4.750%, 11/01/25	11/24 at 100.00	N/R	708,096
535	Naples Reserve Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2018, 4.625%, 11/01/29, 144A	11/28 at 100.00	N/R	576,885
	North Boulevard Community Development District, Haines, Polk County, Florida, Special Assessment Bonds, Series 2019:
125	4.250%, 11/01/24	No Opt. Call	N/R	128,864
320	4.750%, 11/01/29	No Opt. Call	N/R	349,498

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
	North Park Isle Community Development District, Plant City, Florida, Special Assessment Revenue Bonds, Assessment Area 1, Series 2019:
$ 340	3.625%, 5/01/24	No Opt. Call	N/R	346,117
810	4.000%, 5/01/30	5/29 at 100.00	N/R	855,238
	North Powerline Road Community Development District, Polk County, Florida, Special Assessment Revenue Bonds, Series 2020:
520	2.625%, 5/01/25	No Opt. Call	N/R	522,866
490	3.125%, 5/01/30	No Opt. Call	N/R	494,057
1,850	North Springs Improvement District, Browaard County, Florida, Special Assessment Bonds, Area C, Series 2017, 4.000%, 5/01/28	No Opt. Call	N/R	1,979,111
	North Springs Improvement District, Broward County, Florida, Special Assessment Bonds, Parkland Bay Unit Area, Series 2018:
1,465	4.250%, 5/01/28 , 144A	No Opt. Call	N/R	1,556,899
3,000	4.875%, 5/01/38 , 144A	5/28 at 100.00	N/R	3,283,890
245	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 16, Refunding Series 2012, 5.125%, 8/01/22	No Opt. Call	N/R	251,821
	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 2C, Series 2014:
2,100	4.500%, 8/01/24	No Opt. Call	N/R	2,199,960
1,700	5.000%, 8/01/46	8/24 at 100.00	N/R	1,810,721
1,400	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 2C, Series 2017, 5.000%, 8/01/32	8/27 at 100.00	N/R	1,609,678
2,460	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2015, 4.650%, 8/01/25	No Opt. Call	N/R	2,615,300
	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2018A:
705	4.500%, 8/01/24	No Opt. Call	N/R	733,440
1,100	4.875%, 8/01/29	No Opt. Call	N/R	1,226,005
	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2021:
1,150	2.300%, 8/01/26	No Opt. Call	N/R	1,151,098
1,310	2.875%, 8/01/31	No Opt. Call	N/R	1,311,433
3,360	3.450%, 8/01/41	8/31 at 100.00	N/R	3,377,324
375	Oaks Shady Creek Community Development District, Florida, Special Assessment Bonds, Series 2015, 4.250%, 11/01/25	No Opt. Call	N/R	389,625
285	Old Hickory Community Development District, Osceola County, Florida, Special Assessment Bonds, Series 2020, 3.000%, 6/15/30	No Opt. Call	N/R	291,336
500	Orange County Health Facilities Authority, Florida, Revenue Bond, Mayflower Retirement Center, Refunding Series 2012, 4.500%, 6/01/27	6/21 at 100.00	BB+	501,705
935	Orchid Grove Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015, 4.500%, 5/01/25	No Opt. Call	N/R	978,646
775	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Lifespace Community Inc, Series 2015C, 5.000%, 5/15/27	5/25 at 100.00	BBB	882,740

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
$ 2,560	Palm Beach County, Florida, First Mortgage Revenue Bonds, Tuscan Gardens of Delray Beach Project, Series 2018A, 4.750%, 10/01/47 (Mandatory Put 4/01/22)	10/23 at 103.00	N/R	2,047,974
1,000	Palm Beach County, Florida, Revenue Bonds, Provident Group - PBAU Properties LLC - Palm Beach Atlantic University Housing Project, Series 2019A, 5.000%, 4/01/29, 144A	No Opt. Call	Ba1	1,101,820
1,120	Palm Glades Community Development District, Florida, Special Assessment Bonds, Refunding Series 2017, 4.000%, 5/01/27	No Opt. Call	BBB-	1,190,672
	Parker Road Community Development District, Florida, Capital Improvement Revenue Bonds, Refudning Series 2020:
275	3.100%, 5/01/25	No Opt. Call	N/R	279,320
335	3.375%, 5/01/30	No Opt. Call	N/R	345,134
	Parkland Preserve Community Development District, St Johns County, Florida, Special Assessment Revenue Bonds, Series 2019A:
235	4.500%, 5/01/24	No Opt. Call	N/R	241,517
815	4.750%, 5/01/30	No Opt. Call	N/R	893,175
	Parrish Plantation Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, Assessment Area 1, Series 2021:
335	3.125%, 5/01/31	No Opt. Call	N/R	335,231
1,000	3.500%, 5/01/41	5/31 at 100.00	N/R	998,549
170	Pelican Marsh Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012, 4.875%, 5/01/22	No Opt. Call	N/R	172,747
225	Pinellas County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Drs Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc, Project, Series 2019, 5.000%, 7/01/39	7/29 at 100.00	N/R	264,258
380	Poinciana West Community Development District, Florida, Special Assessment Bonds, Refunding Subordinate Series 2016-2, 5.375%, 5/01/30	5/27 at 100.00	N/R	413,064
	Preserve at South Branch Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Phase 3 Series 2021:
250	2.500%, 5/01/26	No Opt. Call	N/R	250,671
350	3.000%, 5/01/31	No Opt. Call	N/R	350,243
750	3.500%, 5/01/41	5/31 at 100.00	N/R	750,335
470	Randal Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2015, 4.250%, 11/01/25	No Opt. Call	N/R	490,572
3,125	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Refunding Series 2015A, 5.000%, 5/01/25	No Opt. Call	N/R	3,385,469
690	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 2 Phase 1 Project, Refunding & Improvement Series 2015, 4.250%, 5/01/25	No Opt. Call	N/R	712,577
975	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 3 Project, Series 2016, 4.375%, 11/01/28	11/26 at 100.00	N/R	1,039,428
1,030	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 4 Project, Series 2017, 4.250%, 11/01/28, 144A	11/27 at 100.00	N/R	1,106,714
	Reunion West Community Development District, Osceola County, Florida, Special Assessment Bonds, Area 5 Project, Series 2019:
260	3.750%, 5/01/24	No Opt. Call	N/R	265,127
500	4.000%, 5/01/30	5/29 at 100.00	N/R	529,770

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
$ 420	Rhodine Road North Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2019, 4.000%, 5/01/30	5/29 at 100.00	N/R	449,698
590	Riverbend West Community Development District, Hilsborough County, Florida, Special Assessment Bonds, Series 2019, 4.000%, 11/01/39, 144A	11/29 at 100.00	N/R	618,161
645	Rivers Edge Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2018A-2, 4.375%, 5/01/28	No Opt. Call	N/R	678,611
855	Rivington Community Development District, Debary, Florida, Special Assessment Revenue Bonds, 2020 Assessmet Area, Series 2020, 3.375%, 5/01/31	5/30 at 100.00	N/R	886,806
430	Rolling Hills Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2015A-1, 5.125%, 5/01/26	No Opt. Call	N/R	460,061
	Rolling Hills Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2020A-1:
285	3.875%, 5/01/30	No Opt. Call	N/R	293,952
805	4.625%, 5/01/40	5/30 at 100.00	N/R	834,560
	Rolling Oaks Community Development District, Florida, Special Assessment Bonds, Series 2016:
425	4.500%, 11/01/22	No Opt. Call	N/R	435,825
1,885	5.250%, 11/01/28	11/27 at 100.00	N/R	2,108,787
	Rolling Oaks Community Development District, Florida, Special Assessment Bonds, Series 2018:
285	4.375%, 11/01/23 , 144A	No Opt. Call	N/R	293,738
640	4.875%, 11/01/28 , 144A	No Opt. Call	N/R	704,064
215	Sabal Palm Community Development District, Florida, Special Assessment Bonds, Series 2014, 6.125%, 11/01/27	11/24 at 100.00	N/R	243,784
500	Sabal Palm Community Development District, Florida, Special Assessment Bonds, South Parcel Series 2017, 4.250%, 11/01/28, 144A	11/27 at 100.00	N/R	534,420
2,000	Saint Johns County Industrial Development Authority, Florida, Retirement Facility Revenue Bonds, Westminster Pines, Series 2017A, 4.125%, 8/01/47 (Pre-refunded 8/01/22) (Mandatory Put 8/01/24)	8/22 at 101.00	N/R (5)	2,122,160
1,055	San Simeon Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, 2019 Project Series 2019, 3.750%, 6/15/31, 144A	6/29 at 100.00	N/R	1,134,230
4,000	Seminole County Industrial Development Authority, Florida, Retirement Facility Revenue Bonds, Legacy Pointe At UCF Project, Series 2019A, 5.000%, 11/15/29	11/26 at 103.00	N/R	4,041,600
	Shell Point Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Refunding Series 2019:
325	4.000%, 11/01/24 , 144A	No Opt. Call	N/R	334,155
745	4.500%, 11/01/29 , 144A	No Opt. Call	N/R	805,934
	Sherwood Manor Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Area One, Series 2018:
195	4.000%, 11/01/23 , 144A	No Opt. Call	N/R	199,198
540	4.625%, 11/01/29 , 144A	No Opt. Call	N/R	577,622
325	Silverado Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1A, Series 2018A-1, 5.000%, 11/01/28, 144A	No Opt. Call	N/R	351,081

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
$ 100	Silverado Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2017A-1, 5.000%, 11/01/27, 144A	No Opt. Call	N/R	105,616
395	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1, Refunding Series 2015, 4.375%, 5/01/25	5/24 at 101.00	N/R	411,578
	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2 Phase 2, Series 2017A:
575	3.625%, 11/01/23	No Opt. Call	N/R	590,732
1,125	4.500%, 11/01/28	11/27 at 100.00	N/R	1,226,329
635	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2, Series 2016, 4.750%, 11/01/28	11/27 at 100.00	N/R	678,777
	Solterra Resort Community Development District, Polk County, Florida, Special Assessment Bonds, Series 2018:
315	4.000%, 5/01/23	No Opt. Call	N/R	320,645
1,145	4.750%, 5/01/29	No Opt. Call	N/R	1,244,478
900	South Fork III Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2016, 5.000%, 5/01/29	5/27 at 100.00	N/R	968,382
	South Fork III Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2018:
300	4.000%, 5/01/24	No Opt. Call	N/R	307,860
595	4.625%, 5/01/29	5/28 at 100.00	N/R	651,870
280	South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2016A2, 4.350%, 5/01/26	No Opt. Call	N/R	294,364
1,925	Southeast Overtown/Park West Community Redevelopement Agency, Florida, Tax Increment Revenue Bonds, Series 2014A-1, 5.000%, 3/01/24, 144A	No Opt. Call	BBB+	2,159,099
	Southern Grove Community Develoment District 5, Florida, Special Assessment Infrastructure Bonds, Series 2019:
210	2.875%, 5/01/24	No Opt. Call	N/R	212,533
305	3.250%, 5/01/29	No Opt. Call	N/R	316,874
375	3.600%, 5/01/34	5/29 at 100.00	N/R	392,111
	Spencer Creek Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2019:
220	3.750%, 5/01/24	No Opt. Call	N/R	225,452
430	4.375%, 5/01/29	No Opt. Call	N/R	469,044
415	Spring Lake Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Area One Project, Series 2014, 4.750%, 11/01/24	No Opt. Call	N/R	434,455
	Spring Lake Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Area Two Project, Series 2017:
320	3.750%, 11/01/22 , 144A	No Opt. Call	N/R	325,178
1,290	4.500%, 11/01/28 , 144A	11/27 at 100.00	N/R	1,386,260
	Stillwater Community Development District, Saint John's County, Florida, Special Assessment Bonds, 2021 Project Series 2021:
400	2.375%, 6/15/26 , 144A (WI/DD, Settling 4/13/21)	No Opt. Call	N/R	398,930
200	3.000%, 6/15/31 , 144A (WI/DD, Settling 4/13/21)	No Opt. Call	N/R	199,994
1,290	3.500%, 6/15/41 , 144A (WI/DD, Settling 4/13/21)	6/31 at 100.00	N/R	1,295,450

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,000	Stoneybrook South at Championsgate Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, 2019 Assessment Area Series 2019NM, 4.000%, 6/15/30	6/29 at 100.00	N/R	1,083,370
550	Stoneybrook South at Championsgate Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Parcel K Assessment Area, Series 2017, 4.000%, 12/15/28	No Opt. Call	N/R	596,354
355	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2013, 5.500%, 5/01/24	5/23 at 100.00	N/R	378,877
375	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2017A-1, 5.000%, 11/01/27	No Opt. Call	N/R	394,481
480	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2017A-2, 5.750%, 11/01/29	No Opt. Call	N/R	532,349
730	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2017A-3, 5.875%, 11/01/29	5/21 at 101.00	N/R	738,088
1,270	Stoneybrook South Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Assessment Area Two-A Project, Series 2014, 4.750%, 11/01/24	No Opt. Call	N/R	1,347,152
505	Storey Creek Community Development District, Osceloa County, Florida, Special Assessment Bonds, Assessment Area 1 Project, Series 2019, 3.625%, 12/15/30	12/29 at 100.00	N/R	536,234
1,215	Storey Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2015, 4.500%, 11/01/26	11/25 at 100.00	N/R	1,283,866
	Summer Woods Community Development District, Manatee County, Florida, Special Assessment Bonds, Area 1 Project, Series 2018A-1:
185	4.000%, 11/01/23 , 144A	No Opt. Call	N/R	190,145
450	5.000%, 11/01/29 , 144A	11/28 at 100.00	N/R	499,059
100	Summer Woods Community Development District, Manatee County, Florida, Special Assessment Bonds, Area 1 Project, Series 2018A-2, 5.375%, 11/01/29, 144A	No Opt. Call	N/R	111,465
	Summer Woods Community Development District, Manatee County, Florida, Special Assessment Bonds, Area 2 Project, Series 2020:
505	3.300%, 5/01/31	5/30 at 100.00	N/R	518,771
125	3.750%, 5/01/40	5/30 at 100.00	N/R	129,278
	Summerstone Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Phase 1 Series 2020:
130	2.500%, 5/01/25	No Opt. Call	N/R	131,535
165	3.250%, 5/01/30	No Opt. Call	N/R	169,232
500	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 5.000%, 7/01/25	1/24 at 100.00	A-	553,340
390	Tapestry Community Development District, Florida, Special Assessment Revenue Bonds, Series 2016, 4.250%, 5/01/26	No Opt. Call	N/R	411,957
	Three Rivers Community Development District, Florida, Special Assessment Revenue Bonds, Series 2019A-1:
870	3.875%, 5/01/24	No Opt. Call	N/R	882,310
1,705	4.125%, 5/01/29	No Opt. Call	N/R	1,781,367
4,775	4.500%, 5/01/39	5/29 at 100.00	N/R	5,053,048

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
	Timber Creek Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2018:
$ 185	4.125%, 11/01/24 , 144A	No Opt. Call	N/R	190,158
405	4.625%, 11/01/29 , 144A	No Opt. Call	N/R	438,878
210	Tolomato Community Development District, Florida, Special Assessment Bonds, Expansion Parcel Project, Series 2018, 4.350%, 5/01/28, 144A	No Opt. Call	N/R	228,638
1,500	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Senior Lien Series 2018A-2, 5.200%, 5/01/28, 144A	No Opt. Call	N/R	1,614,165
815	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Subordinate Lien Series 2018B-2, 4.625%, 5/01/28	No Opt. Call	N/R	877,690
700	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Subordinate Lien Series 2019A-2, 3.850%, 5/01/29	No Opt. Call	N/R	761,873
930	Toscana Isles Community Development District, Venice, Florida, Special Assessment Revenue Bonds, Series 2014, 5.750%, 11/01/27	11/26 at 102.00	N/R	1,045,711
735	Touchstone Community Development District, Hillsborough County, Florida, Special Assessment Bonds, 2019 Project, Series 2019, 3.625%, 12/15/31	12/29 at 100.00	N/R	794,175
	Towne Park Community Development District, Florida, Special Assessment Bonds, Area 2B Project, Series 2018:
30	4.000%, 5/01/23	No Opt. Call	N/R	30,536
150	5.000%, 5/01/28	No Opt. Call	N/R	161,469
	Towne Park Community Development District, Florida, Special Assessment Bonds, Area 3A Project, Series 2018:
360	4.000%, 5/01/23	No Opt. Call	N/R	366,372
720	5.000%, 5/01/28	No Opt. Call	N/R	775,246
	Towne Park Community Development District, Florida, Special Assessment Bonds, Area 3B Project, Series 2019:
135	3.500%, 5/01/24	No Opt. Call	N/R	137,230
365	4.000%, 5/01/30	No Opt. Call	N/R	388,298
	Towne Park Community Development District, Florida, Special Assessment Bonds, Area 3C Project, Series 2019:
180	3.625%, 5/01/25	No Opt. Call	N/R	183,947
550	4.000%, 5/01/31	5/30 at 100.00	N/R	585,074
130	4.450%, 5/01/39	5/30 at 100.00	N/R	140,882
150	Towne Park Community Development District, Florida, Special Assessment Bonds, Series 2016, 5.000%, 11/01/28	11/26 at 100.00	N/R	162,243
910	Tradition Community Development District 1, Port Saint Lucie, Florida, Irrigation System Revenue Bonds, Existing System Series 2017, 4.000%, 10/01/27	No Opt. Call	N/R	953,352
250	Trevesta Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, 2016 Project, Series 2016A-1, 5.000%, 11/01/26	No Opt. Call	N/R	265,790
420	Trevesta Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, Assessment Area 1 - Phase 2 Project, Series 2018, 4.750%, 11/01/29, 144A	No Opt. Call	N/R	458,535

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
	Triple Creek Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2019A:
$ 250	3.875%, 5/01/24	No Opt. Call	N/R	255,665
500	4.125%, 5/01/29	No Opt. Call	N/R	534,240
	Triple Creek Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Village N&P Project, Series 2021:
750	2.500%, 11/01/26	No Opt. Call	N/R	751,079
250	3.000%, 11/01/31	No Opt. Call	N/R	249,772
1,000	3.500%, 11/01/41	11/31 at 100.00	N/R	997,071
455	Trout Creek Community Development District, Saint Johns County, Florida, Capital Improvement Revenue Bonds, Series 2015, 4.875%, 5/01/25	No Opt. Call	N/R	476,831
	Trout Creek Community Development District, Saint Johns County, Florida, Capital Improvement Revenue Bonds, Series 2018:
250	4.500%, 5/01/23	No Opt. Call	N/R	254,353
400	5.000%, 5/01/28	No Opt. Call	N/R	432,452
	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Northwest Assessment Area Parcels A, B & C, Series 2018:
205	4.000%, 11/01/24	No Opt. Call	N/R	211,519
500	4.500%, 11/01/29	No Opt. Call	N/R	546,205
1,415	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Northwest Assessment Area Parcels D, E & F, Series 2017, 4.125%, 11/01/28, 144A	11/27 at 100.00	N/R	1,506,819
530	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Village 1 Project, Series 2015, 4.375%, 11/01/25	No Opt. Call	N/R	554,364
85	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Village 4 Project, Series 2015A, 4.250%, 11/01/21	No Opt. Call	N/R	86,023
370	Turtle Run Community Development District, Florida, Special Assessment Benefit Tax Bonds, Series 2017-2, 4.000%, 5/01/28	No Opt. Call	A2	397,084
	Twin Creeks North Community Development District, Florida, Special Assessment Bonds, Master Infrastructure Improvements, Series 2016A-1:
945	5.000%, 11/01/23	No Opt. Call	N/R	968,436
1,935	5.750%, 11/01/28	No Opt. Call	N/R	2,120,934
	Twin Creeks North Community Development District, Florida, Special Assessment Bonds, Master Infrastructure Improvements, Series 2016A-2:
415	5.000%, 11/01/23	No Opt. Call	N/R	425,275
1,510	6.000%, 11/01/31	No Opt. Call	N/R	1,692,181
160	Two Creeks Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2016A-2, 4.200%, 5/01/26	No Opt. Call	N/R	166,002
	Two Lakes Community Development District, Hialeah, Florida, Special Assessment Bonds, Expansion Area Project, Series 2019:
1,510	3.375%, 12/15/30	12/29 at 100.00	N/R	1,583,658
3,000	3.750%, 12/15/39	12/29 at 100.00	N/R	3,150,150
350	Union Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A-1, 4.750%, 11/01/27	No Opt. Call	N/R	373,576

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
$ 815	Union Park East Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1 Series 2017A-1, 5.000%, 11/01/27, 144A	No Opt. Call	N/R	868,529
	Union Park East Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2 Series 2019A-1:
370	4.125%, 11/01/24 , 144A	No Opt. Call	N/R	379,450
695	4.500%, 11/01/30 , 144A	11/29 at 100.00	N/R	747,750
460	Union Park East Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2 Series 2019A-2, 5.250%, 5/01/49, 144A	No Opt. Call	N/R	531,604
	V-Dana Community Development District, Lee County, Florida,Special Assessment Bonds, Area 1 - 2020 Project, Series 2020:
470	3.000%, 5/01/25 , 144A	No Opt. Call	N/R	478,521
760	3.500%, 5/01/31 , 144A	No Opt. Call	N/R	789,564
415	Venetian Parc Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Area One Project, Series 2013, 6.000%, 11/01/27	No Opt. Call	N/R	473,610
	Veranda Community Development District II, Florida, Special Assessment Revenue Bonds, Assessment Area 4 Veranda Oaks, Refunding Series 2021:
300	2.500%, 5/01/26 , 144A	No Opt. Call	N/R	301,054
200	2.500%, 5/01/26 , 144A	No Opt. Call	N/R	200,701
350	3.100%, 5/01/31 , 144A	No Opt. Call	N/R	352,501
205	3.100%, 5/01/31 , 144A	No Opt. Call	N/R	206,466
750	3.600%, 5/01/41 , 144A	5/31 at 100.00	N/R	755,671
500	3.600%, 5/01/41 , 144A	5/31 at 100.00	N/R	503,781
	Veranda Community Development District II, Florida, Special Assessment Revenue Bonds, Assessment Area One-Gardens East Project, Series 2018A:
265	4.000%, 11/01/24	No Opt. Call	N/R	273,925
250	4.000%, 11/01/24	No Opt. Call	N/R	258,443
390	4.500%, 11/01/29	No Opt. Call	N/R	429,242
375	4.500%, 11/01/29	No Opt. Call	N/R	412,789
240	Veranda Community Development District II, Florida, Special Assessment Revenue Bonds, Assessment Area Three, Four and Five, Series 2018B, 5.875%, 11/01/32	5/21 at 101.00	N/R	242,657
585	Verano 2 Community Development District, Florida, Special Assessment Revenue Bonds, District 2 Pod A Project, Series 2017, 4.250%, 11/01/28	11/27 at 100.00	N/R	621,685
460	Verano 2 Community Development District, Florida, Special Assessment Revenue Bonds, District 2 Pod B Project, Series 2017, 4.250%, 11/01/28	11/27 at 100.00	N/R	488,925
355	Verano 2 Community Development District, Florida, Special Assessment Revenue Bonds, District 2 Pod C Project, Series 2017, 4.500%, 11/01/28	11/27 at 100.00	N/R	379,871
210	Verano 2 Community Development District, Florida, Special Assessment Revenue Bonds, District 2 Pod D Project, Series 2020, 2.875%, 5/01/25	No Opt. Call	N/R	212,820
	Verano 2 Community Development District, Florida, Special Assessment Revenue Bonds, District 2 Pod E Project, Series 2020:
155	2.875%, 5/01/25	No Opt. Call	N/R	157,097
285	3.250%, 5/01/31	5/30 at 100.00	N/R	292,401
610	Village Community Development District 10, Sumter County, Florida, Special Assessment Revenue Bonds, Series 2012, 4.500%, 5/01/23	5/22 at 100.00	N/R	629,490

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,590	Villages of Glen Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2, Series 2018A-2, 5.500%, 11/01/29, 144A	No Opt. Call	N/R	1,748,857
	Villamar Community Development District, Winter Haven, Florida, Special Assessment Revenue Bonds, Series 2019:
155	3.750%, 5/01/24	No Opt. Call	N/R	158,145
230	4.000%, 5/01/29	No Opt. Call	N/R	244,352
	Villamar Community Development District, Winter Haven, Florida, Special Assessment Revenue Bonds, Series 2020:
260	2.625%, 5/01/25	No Opt. Call	N/R	262,629
240	3.200%, 5/01/30	No Opt. Call	N/R	244,920
1,780	Waterset Central Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2018, 4.625%, 11/01/29, 144A	11/28 at 100.00	N/R	1,911,791
1,085	Waterset North Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2014, 4.750%, 11/01/25	11/24 at 100.00	N/R	1,147,811
400	Wesbridge Community Development District, Pasco County, Florida, Special Assessment Bonds, 2019 Project, Series 2019, 3.625%, 11/01/29	No Opt. Call	N/R	425,384
	West Villages Improvement District:
255	2.500%, 5/01/26 (WI/DD, Settling 4/20/21)	No Opt. Call	N/R	255,000
505	2.500%, 5/01/26 (WI/DD, Settling 4/20/21)	No Opt. Call	N/R	505,000
355	3.125%, 5/01/31 (WI/DD, Settling 4/40/21)	No Opt. Call	N/R	355,000
525	3.125%, 5/01/31 (WI/DD, Settling 4/20/21)	No Opt. Call	N/R	525,000
810	3.500%, 5/01/41 (WI/DD, Settling 4/20/21)	5/31 at 100.00	N/R	804,217
1,500	3.500%, 5/01/41 (WI/DD, Settling 4/20/21)	5/31 at 100.00	N/R	1,489,290
3,520	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of Development 3, Refunding Series 2017, 4.000%, 5/01/27	No Opt. Call	N/R	3,720,464
	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of Development 4, Series 2016:
1,000	4.250%, 11/01/26	No Opt. Call	N/R	1,059,520
210	4.625%, 11/01/31	11/26 at 100.00	N/R	226,981
	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of Development 7 Master Infrastructure, Series 2019:
385	4.000%, 5/01/24	No Opt. Call	N/R	395,792
1,000	4.250%, 5/01/29	No Opt. Call	N/R	1,083,290
135	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of Development 7 Village B Parcel, Series 2019, 4.250%, 5/01/29, 144A	No Opt. Call	N/R	146,286
810	Westside Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2019, 3.750%, 5/01/29, 144A	No Opt. Call	N/R	856,178
2,000	Wildblue Community Development District, Florida, Special Assessment Bonds, Series 2019, 3.750%, 6/15/30, 144A	6/29 at 100.00	N/R	2,150,780
	Willow Hammock Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, Series 2017:
325	3.500%, 11/01/23 , 144A	No Opt. Call	N/R	332,257
725	4.000%, 11/01/28 , 144A	11/27 at 100.00	N/R	775,141

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
$ 330	Willow Walk Community Development District, Florida, Special Assessment Revenue Bonds, North Parcel Area Project, Series 2017, 4.000%, 5/01/28	No Opt. Call	N/R	352,123
	Willow Walk Community Development District, Florida, Special Assessment Revenue Bonds, North Parcel Area Project, Series 2019:
210	3.800%, 5/01/24	No Opt. Call	N/R	215,525
315	4.000%, 5/01/29	No Opt. Call	N/R	338,616
	Willows Community Development District, Florida, Special Assessment Bonds, Series 2019:
325	3.875%, 5/01/24	No Opt. Call	N/R	333,333
510	4.370%, 5/01/29	No Opt. Call	N/R	555,589
400	Winding Cypress Community Development District, Collier County, Florida, Special Assessment Bonds, Phase 1 & 2 Assessment Area, Series 2015, 4.375%, 11/01/25	No Opt. Call	N/R	430,592
	Winding Cypress Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2019:
110	3.750%, 11/01/24	No Opt. Call	N/R	113,176
185	4.250%, 11/01/29	No Opt. Call	N/R	199,989
1,005	Windsor at Westside Community Development District, Osceola County, Florida, Special Assessment Bonds, Area 2 Project, Series 2016, 4.125%, 11/01/27	No Opt. Call	N/R	1,090,385
560	Wiregrass Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016, 4.375%, 5/01/26	No Opt. Call	N/R	583,156
905	Wynnmere East Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2016, 5.000%, 5/01/29	5/28 at 100.00	N/R	985,210
	Zephyr Lakes Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2019:
400	4.375%, 11/01/24 , 144A	No Opt. Call	N/R	414,216
605	4.750%, 11/01/29 , 144A	No Opt. Call	N/R	667,067
675,437	Total Florida			676,693,119
	Georgia – 0.6%
	Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds, Georgia Proton Treatment Center Project, Current Interest Series 2017A-1:
2,455	6.000%, 1/01/23	No Opt. Call	N/R	1,622,779
9,250	6.500%, 1/01/29	1/28 at 100.00	N/R	5,929,712
2,540	6.750%, 1/01/35	1/28 at 100.00	N/R	1,619,682
1,670	7.000%, 1/01/40	1/28 at 100.00	N/R	1,065,644
	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, Kennesaw State University Real Estate Foundations Projects, Refunding Series 2014C:
985	5.000%, 7/15/22	No Opt. Call	Baa2	1,030,881
1,040	5.000%, 7/15/23	No Opt. Call	Baa2	1,122,649
750	5.000%, 7/15/24	No Opt. Call	Baa2	831,855
1,000	5.000%, 7/15/26	7/24 at 100.00	Baa2	1,100,710
1,000	5.000%, 7/15/27	7/24 at 100.00	Baa2	1,095,350
1,000	5.000%, 7/15/29	7/24 at 100.00	Baa2	1,087,710

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Georgia (continued)
$ 615	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten Academy Project, Series 2013B, 5.750%, 10/01/24	10/23 at 100.00	N/R	647,484
355	Fulton County Development Authority, Georgia, Revenue Bonds, Amana Academy Project, Series 2013A, 5.250%, 4/01/23 (ETM)	No Opt. Call	N/R (5)	372,047
2,000	Fulton County Residential Care Facilities for the Elderly Authority, Georgia, Revenue Bonds, Lenbrook Square Foundation, Inc Project, Refunding Series 2016, 5.000%, 7/01/31	7/23 at 103.00	BBB-	2,158,440
550	Gainesville and Hall County Development Authority, Georgia, Educational Facilities Revenue Bonds, Riverside Military Academy, Refunding Series 2017, 5.000%, 3/01/27	No Opt. Call	BB	564,894
2,300	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2018B, 4.200%, 12/01/48	12/27 at 100.00	AAA	2,487,200
1,668	Georgia Local Governments, Certificates of Participation, Georgia Municipal Association, Series 1998A, 4.750%, 6/01/28 – NPFG Insured	No Opt. Call	Baa2	1,858,152
	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
264	5.500%, 7/15/23 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (5)	267,926
959	5.500%, 7/15/30 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (5)	972,478
1,052	5.500%, 1/15/36 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (5)	1,067,613
1,000	Macon-Bibb County Urban Development Authority, Georgia, Multifamily Housing Revenue Bonds, Dempsey Apartments Project, Series 2018A, 5.200%, 12/01/53	12/23 at 102.00	Baa3	1,057,250
500	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, Academy for Classical Education, Series 2017, 5.000%, 6/15/27, 144A	No Opt. Call	N/R	520,200
32,953	Total Georgia			28,480,656
	Hawaii – 0.5%
	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A:
1,555	5.750%, 7/01/23	No Opt. Call	BB	1,627,339
1,575	6.250%, 7/01/27	7/23 at 100.00	BB	1,716,073
19,940	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2018, 6.000%, 7/01/28, 144A	7/27 at 100.00	N/R	22,249,251
65	Hawaii Housing Finance and Development Corporation, Multifamily Housing Revenue Bonds, Wilikina Apartments Project, Series 2012A, 4.250%, 5/01/22	No Opt. Call	BBB	65,756
230	Kauai County, Hawaii, Special Tax Bonds, Community Facilities District 2008-1 Kukuiula Development Project, Series 2012, 5.250%, 5/15/28	5/22 at 100.00	N/R	238,358
23,365	Total Hawaii			25,896,777
	Idaho – 0.1%
825	Idaho Health Facilities Authority, Revenue Bonds, Kootenai Health Project, Series 2014, 4.375%, 7/01/34, 144A	7/24 at 100.00	A	884,012
	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016:
1,985	5.000%, 9/01/25	No Opt. Call	BB+	2,264,905
2,085	5.000%, 9/01/26	No Opt. Call	BB+	2,423,208
1,000	5.000%, 9/01/37	9/26 at 100.00	BB+	1,107,800
5,895	Total Idaho			6,679,925

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Illinois – 9.8%
$ 1,145	Aurora, Kane, DuPage, Kendall and Will Counties, Illinois, Tax Increment Revenue Bonds, East River Area TIF 6, Refunding Series 2018A, 5.000%, 12/30/27	No Opt. Call	N/R	1,197,246
660	Aurora, Kane, DuPage, Kendall and Will Counties, Illinois, Tax Increment Revenue Bonds, River City TIF 3, Refunding Series 2018B, 4.500%, 12/30/23	No Opt. Call	N/R	673,959
1,740	Bartlett, Illinois, Tax Increment Revenue Bonds, Barlett Quarry Redev Project, Senior Lien Series 2016, 4.000%, 1/01/24	1/22 at 100.00	N/R	1,745,063
1,505	Belleville, Illinois, Tax Increment Revenue Bonds, Frank Scott Parkway Redevelopment Project, Series 2007A, 5.000%, 5/01/26	5/21 at 100.00	N/R	1,505,421
	Berwyn, Cook County, Illinois, Tax Increment Revenue Bonds, South Berwyn Corridor Project, Series 2020:
1,610	4.000%, 12/01/28 , 144A	No Opt. Call	N/R	1,634,697
2,000	4.500%, 12/01/33 , 144A	12/28 at 100.00	N/R	2,044,840
3,683	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	5/21 at 100.00	N/R	3,526,293
1,645	Bolingbrook, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2019, 5.000%, 3/01/33	3/28 at 100.00	N/R	1,732,169
6,340	CenterPoint Intermodal Center Program Trust, Illinois, Series 2004 Class A Certificates, 4.000%, 6/15/23 (Mandatory Put 12/15/22), 144A	No Opt. Call	N/R	6,416,968
	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016:
24,265	5.750%, 4/01/33	4/27 at 100.00	A-	29,278,392
20,835	5.750%, 4/01/34	4/27 at 100.00	A-	25,077,214
2,985	5.750%, 4/01/35	4/27 at 100.00	A-	3,586,716
	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2017:
300	5.000%, 4/01/33	4/27 at 100.00	A-	349,368
1,370	5.000%, 4/01/34	4/27 at 100.00	A-	1,591,419
2,000	5.000%, 4/01/35	4/27 at 100.00	A-	2,319,280
	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2018:
1,240	5.000%, 4/01/33	4/28 at 100.00	A-	1,473,938
1,535	5.000%, 4/01/34	4/28 at 100.00	A-	1,819,328
1,610	5.000%, 4/01/35	4/28 at 100.00	A-	1,904,549
1,270	5.000%, 4/01/36	4/28 at 100.00	A-	1,498,282
4,170	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenue, Green Bonds, Project Series 2015E, 5.125%, 12/01/32	12/24 at 100.00	BB-	4,625,489
1,420	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.500%, 12/01/39	12/21 at 100.00	BB-	1,452,291
10,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017B, 6.750%, 12/01/30, 144A	12/27 at 100.00	BB-	13,073,200
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017C:
21,570	5.000%, 12/01/30	12/27 at 100.00	BB-	25,575,333
11,810	5.000%, 12/01/34	12/27 at 100.00	BB-	13,812,504

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 2,400	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017D, 5.000%, 12/01/31	12/27 at 100.00	BB-	2,834,400
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017F:
8,855	5.000%, 12/01/23	No Opt. Call	BB-	9,772,909
5,000	5.000%, 12/01/24	No Opt. Call	BB-	5,665,000
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018C:
1,900	5.000%, 12/01/24	No Opt. Call	BB-	2,152,700
5,000	5.000%, 12/01/25	No Opt. Call	BB-	5,792,400
4,000	5.000%, 12/01/26	No Opt. Call	BB-	4,713,840
5,750	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2019A, 4.000%, 12/01/27	No Opt. Call	BB-	6,535,967
20,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/26	12/25 at 100.00	BB-	24,931,200
3,780	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/25 – FGIC Insured	No Opt. Call	BB-	3,529,084
1,000	Chicago Park District, Illinois, General Obligation Bonds, Limited Tax Park Series 2016A, 5.000%, 1/01/40	1/26 at 100.00	AA-	1,128,270
1,722	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, River Point Plaza Redevelopment Project, Series 2018, 4.835%, 4/15/28, 144A	1/23 at 100.00	N/R	1,785,490
1,143	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Note, North Pullman Chicago Neighborhood Initiative, IncRedevelopement Project-Whole Foods Warehouse & Distribution, 5.000%, 3/15/34, 144A	7/21 at 100.00	N/R	1,144,674
2,000	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/34 – FGIC Insured	No Opt. Call	BBB-	1,393,340
	Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21 Program, Series 2002B:
1,000	5.250%, 1/01/23	No Opt. Call	Ba1	1,070,350
2,650	5.000%, 1/01/25	No Opt. Call	Ba1	2,996,567
795	5.000%, 1/01/26	1/25 at 100.00	Ba1	895,687
	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A:
215	5.000%, 1/01/27	1/24 at 100.00	Ba1	234,595
14,200	5.250%, 1/01/30	1/24 at 100.00	Ba1	15,456,132
5,100	5.250%, 1/01/32	1/24 at 100.00	Ba1	5,549,361
1,810	5.250%, 1/01/33	1/24 at 100.00	Ba1	1,966,674
715	5.000%, 1/01/35	1/24 at 100.00	Ba1	770,362
12,860	5.000%, 1/01/36	1/24 at 100.00	Ba1	13,840,446
	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A:
20,500	5.625%, 1/01/31	1/27 at 100.00	BBB-	24,552,030
2,890	5.750%, 1/01/34	1/27 at 100.00	BBB-	3,451,527
220	6.000%, 1/01/38	1/27 at 100.00	BBB-	264,832

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 5,870	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2003B, 5.000%, 1/01/23	No Opt. Call	Ba1	6,257,772
1,000	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D, 5.500%, 1/01/34	1/25 at 100.00	Ba1	1,122,220
845	Chicago, Illinois, General Obligation Bonds, Project Series 2011A, 4.625%, 1/01/32	5/21 at 100.00	Ba1	846,344
	Chicago, Illinois, General Obligation Bonds, Project Series 2012A:
7,000	5.000%, 1/01/33	1/22 at 100.00	Ba1	7,156,240
14,120	5.000%, 1/01/34	1/22 at 100.00	Ba1	14,429,369
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2012C:
5,835	5.000%, 1/01/23	1/22 at 100.00	Ba1	6,003,048
1,500	5.000%, 1/01/25	1/22 at 100.00	Ba1	1,541,550
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
3,530	5.000%, 1/01/24	No Opt. Call	BBB-	3,884,483
1,065	5.000%, 1/01/25	No Opt. Call	BBB-	1,204,281
2,560	5.000%, 1/01/26	No Opt. Call	BBB-	2,963,789
1,065	5.000%, 1/01/28	1/26 at 100.00	BBB-	1,221,385
250	Chicago, Illinois, General Obligation Bonds, Refunding Series 2020A, 5.000%, 1/01/27	No Opt. Call	BBB-	295,393
	Chicago, Illinois, General Obligation Bonds, Series 2015A:
30	5.000%, 1/01/24	No Opt. Call	BBB-	33,013
6,565	5.000%, 1/01/26	1/25 at 100.00	BBB-	7,396,457
5,000	5.250%, 1/01/27	1/25 at 100.00	BBB-	5,660,600
1,535	5.500%, 1/01/35	1/25 at 100.00	BBB-	1,720,443
5,000	Chicago, Illinois, General Obligation Bonds, Series 2019A, 5.500%, 1/01/35	1/29 at 100.00	BBB-	6,159,700
886	Chicago, Illinois, Special Assessment Bonds, Lakeshore East Project, Series 2003, 6.750%, 12/01/32	5/21 at 100.00	N/R	887,666
1,000	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.250%, 12/01/26	12/23 at 100.00	BBB	1,103,310
2,386	Gilberts Village, Kane County, Illinois, Special Tax Bonds, Special Service Area 15, Refunding Series 2014, 5.000%, 3/01/29 – AGM Insured	3/24 at 100.00	AA	2,641,230
2,882	Gilberts Village, Kane County, Illinois, Tax Increment Revenue Note, Prairie Buisness Park-Industrial Property, Series 2018A, 5.000%, 11/15/34	4/21 at 100.00	N/R	3,074,560
1,390	Governors State University Board of Trustes, Illinois, Certificates of Participation, Capital Improvement Projects, Series 2018, 5.000%, 7/01/28 – BAM Insured	7/27 at 100.00	AA	1,655,837
	Hillside, Cook County, Illinois, Tax Increment Revenue Bonds, Refunding Series 2018:
925	5.000%, 1/01/24	No Opt. Call	N/R	958,022
2,690	5.000%, 1/01/30	1/27 at 100.00	N/R	2,857,721
	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A:
815	5.250%, 12/01/25 , 144A	No Opt. Call	N/R	873,664
1,815	5.500%, 12/01/30 , 144A	12/25 at 100.00	N/R	1,998,261

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A:
$ 1,850	6.875%, 10/01/31	10/21 at 100.00	BB+	1,888,887
455	7.125%, 10/01/41	10/21 at 100.00	BB+	463,836
1,620	Illinois Finance Authority, Education Revenue Bonds, Noble Network of Charter Schools, Series 2013, 6.000%, 9/01/32	9/23 at 100.00	BBB	1,757,684
	Illinois Finance Authority, Education Revenue Bonds, Noble Network of Charter Schools, Series 2015:
1,080	5.000%, 9/01/25	No Opt. Call	BBB	1,162,458
1,000	5.000%, 9/01/32	9/24 at 100.00	BBB	1,072,830
	Illinois Finance Authority, Revenue Bonds, Admiral at the Lake Project, Refunding Series 2017:
5,575	5.000%, 5/15/33	5/24 at 103.00	N/R	5,569,648
2,000	5.500%, 5/15/54	5/24 at 103.00	N/R	2,001,920
	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2015:
115	4.125%, 5/01/45	5/25 at 100.00	N/R	131,582
735	4.125%, 5/01/45	5/25 at 100.00	Aa3	788,728
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
360	5.000%, 9/01/22	No Opt. Call	AA+	384,026
800	5.000%, 9/01/23	No Opt. Call	AA+	889,512
210	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc, Refunding Series 2010, 6.125%, 5/15/27	5/21 at 100.00	BBB-	210,557
105	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 5.000%, 10/01/22	No Opt. Call	BBB-	108,227
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C:
165	5.000%, 8/15/24	No Opt. Call	BBB+	187,787
375	5.000%, 8/15/25	No Opt. Call	BBB+	439,684
	Illinois Finance Authority, Student Housing & Academic Facility Revenue Bonds, CHF-Collegiate Housing Foundation - Chicago LLC University of Illinois at Chicago Project, Series 2017A:
500	5.000%, 2/15/30	8/27 at 100.00	BB	557,500
500	5.000%, 2/15/31	8/27 at 100.00	BB	555,665
500	5.000%, 2/15/32	8/27 at 100.00	BB	554,140
1,000	5.000%, 2/15/37	8/27 at 100.00	BB	1,105,390
105	Illinois State, General Obligation Bonds, June Series 2016, 4.000%, 6/01/36	6/26 at 100.00	BBB-	112,047
	Illinois State, General Obligation Bonds, March Series 2021A:
975	4.000%, 3/01/39	3/31 at 100.00	BBB-	1,077,358
1,000	4.000%, 3/01/40	3/31 at 100.00	BBB-	1,102,250
1,925	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/33	5/24 at 100.00	BBB-	2,089,915
2,000	Illinois State, General Obligation Bonds, May Series 2018A, 5.000%, 5/01/42	5/28 at 100.00	BBB-	2,295,695
10,000	Illinois State, General Obligation Bonds, November Series 2017C, 5.000%, 11/01/29	11/27 at 100.00	BBB-	11,684,500

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 10,000	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/24	No Opt. Call	BBB-	11,306,000
3,835	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/26	No Opt. Call	BBB-	4,483,537
335	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/23	No Opt. Call	BBB-	367,009
4,400	Illinois State, General Obligation Bonds, Series 2012A, 5.000%, 3/01/27	3/22 at 100.00	BBB-	4,547,180
	Illinois State, General Obligation Bonds, Series 2013:
1,480	5.250%, 7/01/29	7/23 at 100.00	BBB-	1,596,668
1,050	5.250%, 7/01/31	7/23 at 100.00	BBB-	1,126,083
200	5.500%, 7/01/33	7/23 at 100.00	BBB-	215,044
740	Illinois State, General Obligation Bonds, Series 2013A, 5.000%, 4/01/38	4/23 at 100.00	BBB-	778,917
610	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B, 5.000%, 6/15/52	6/22 at 100.00	BB+	630,813
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017B:
300	5.000%, 12/15/31	12/27 at 100.00	BB+	360,375
745	5.000%, 12/15/33	12/27 at 100.00	BB+	889,269
500	5.000%, 12/15/34	12/27 at 100.00	BB+	595,950
2,000	Minooka, Illinois, Special Assessment Bonds, Refunding Improvement Series 2014, 5.000%, 12/01/24 – AGM Insured	No Opt. Call	AA	2,203,700
500	Morton Grove, Illinois, Tax Increment Revenue Bonds, Sawmill Station Redevelopment Project, Senior Lien Series 2019, 4.250%, 1/01/29	1/26 at 100.00	N/R	506,825
543	North Pullman Chicago Neighborhood Initiatives, Inc, Illinois, Certificates of Participation, Gotham Greens Greenhouse Facility, Redevelopment Project, Series 2018A, 6.000%, 3/15/34, 144A	8/21 at 100.00	N/R	543,797
2,490	Rantoul, Champaign County, Illinois, Tax Increment Revenue Bonds, Evans Road Series 2013B, 7.000%, 12/01/33	12/23 at 100.00	N/R	2,560,442
520	Romeoville, Will County, Illinois, Revenue Bonds, Lewis University Project, Series 2015, 5.000%, 10/01/24	No Opt. Call	BBB	581,006
	South Barrington, Cook County, Illinois, Special Tax Bonds, Special Service Area 3, Refunding Series 2019A:
320	4.000%, 12/01/25	No Opt. Call	N/R	347,555
330	4.000%, 12/01/26	No Opt. Call	N/R	360,601
345	4.000%, 12/01/27	No Opt. Call	N/R	378,241
355	4.000%, 12/01/28	No Opt. Call	N/R	388,640
370	4.000%, 12/01/29	12/28 at 100.00	N/R	401,950
385	4.000%, 12/01/30	12/28 at 100.00	N/R	414,684
400	4.000%, 12/01/31	12/28 at 100.00	N/R	429,372
420	4.000%, 12/01/32	12/28 at 100.00	N/R	450,349
435	4.000%, 12/01/33	12/28 at 100.00	N/R	464,141
450	4.000%, 12/01/34	12/28 at 100.00	N/R	478,274
2,725	Southwestern Illinois Development Authority, Environmental Improvement Revenue Bonds, US Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)	8/22 at 100.00	Caa2	2,824,163
2,410	Wauconda, Illinois, Special Service Area 1 Secial Tax Bonds, Liberty Lake Project, Refunding Series 2015, 5.000%, 3/01/33 – BAM Insured	3/25 at 100.00	AA	2,726,385

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 2,125	Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 1 Woods Creek, Refunding Series 2015, 4.500%, 3/01/34	3/25 at 100.00	N/R	2,145,209
1,115	Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 5 Wooded Shores, Refunding Series 2015, 4.250%, 3/01/29	3/25 at 100.00	N/R	1,133,018
515	Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 7 Deep Spring Woods, Refunding Series 2015, 4.250%, 3/01/29	3/25 at 100.00	N/R	523,322
961	Yorkville United City, Kendall County, Illinois, Sales Tax Revenue Bonds, Kendall Marketplace Project, Series 2007, 6.000%, 1/01/26 (6)	4/21 at 100.00	N/R	865,417
408,631	Total Illinois			460,103,916
	Indiana – 0.9%
190	City of Fort Wayne, Indiana Multifamily Housing Revenue Bonds, Silver Birch of Fort Wayne Project, Series 2017, 5.125%, 1/01/32	1/23 at 105.00	N/R	191,750
1,155	City of Fort Wayne, Indiana Multifamily Housing Revenue Bonds, Silver Birch of Fort Wayne Project, Series 2018, 5.300%, 1/01/32, 144A	1/24 at 105.00	N/R	1,180,907
1,830	Gary Local Public Improvement Bond Bank, Indiana, Economic Development Revenue Bonds, Drexel Foundation for Educational Excellence Project, Refunding Series 2020A, 5.125%, 6/01/32, 144A	6/30 at 100.00	N/R	1,904,481
2,810	Indiana Finance Authority, Educational Facilities Revenue Bonds, Avondale Meadows Academy Peoject, Series 2017, 5.000%, 7/01/27	No Opt. Call	BB	3,054,161
	Indiana Finance Authority, Educational Facilities Revenue Bonds, Circle City Preparatory Inc Project, Series 2021A:
165	5.000%, 12/01/30	12/27 at 103.00	N/R	179,063
255	5.000%, 12/01/40	12/27 at 103.00	N/R	266,304
850	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Northwest Indiana Inc Project, Series 2016, 6.250%, 12/01/24, 144A	No Opt. Call	N/R	903,975
585	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2021A, 4.125%, 12/01/26	No Opt. Call	Caa2	616,645
	Indiana Finance Authority, Health Facilities Revenue Bonds, Good Samaritan Hospital Project, Series 2016A:
2,330	5.500%, 4/01/33	4/26 at 100.00	Baa3	2,708,462
1,275	5.500%, 4/01/34	4/26 at 100.00	Baa3	1,478,592
2,500	5.000%, 4/01/37	4/26 at 100.00	Baa3	2,811,620
1,225	Indiana Finance Authority, Hospital Revenue Bonds, King's Daughters' Hospital and Health Services, Series 2010, 5.125%, 8/15/27	5/21 at 100.00	Baa2	1,228,283
	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
250	5.000%, 10/01/22 (ETM)	No Opt. Call	N/R (5)	268,220
325	5.000%, 10/01/23 (ETM)	No Opt. Call	N/R (5)	363,967
550	5.000%, 10/01/24 (Pre-refunded 10/01/23)	10/23 at 100.00	N/R (5)	615,945
1,400	5.000%, 10/01/29 (Pre-refunded 10/01/23)	10/23 at 100.00	N/R (5)	1,567,860
15	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Refunding Series 2012A, 5.000%, 5/01/29	5/22 at 100.00	AA-	15,671

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Indiana (continued)
	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
$ 1,000	5.000%, 4/01/28	4/22 at 100.00	Baa3	1,036,960
2,245	5.000%, 4/01/42	4/22 at 100.00	Baa3	2,319,691
425	Merrillville, Indiana, Economic Development Revenue Bonds, Belvedere Housing Project, Series 2016, 5.050%, 4/01/26	4/24 at 102.00	N/R	432,514
4,500	Rockport, Indiana, Revenue Bonds, AK Steel Corporation, Series 2012, 7.000%, 6/01/28 (AMT)	2/22 at 100.00	CCC	4,617,000
3,250	Terre Haute, Indiana, Economic Development Solid Waste Facility Revenue Bonds, Pyrolyx USA Indiana, LLC Project, Series 2017A, 7.250%, 12/01/28 (AMT) (6)	No Opt. Call	N/R	1,950,000
220	Terre Haute, Indiana, Multifamily Housing Revenue Bonds, Silver Birch of Terre Haute Project, Series 2017, 5.100%, 1/01/32	1/23 at 105.00	N/R	221,736
	Valparaiso, Indiana, Exempt Faciltiies Revenue Bonds, Pratt Paper LLC Project, Series 2013:
1,110	5.875%, 1/01/24 (AMT)	No Opt. Call	N/R	1,189,187
6,300	7.000%, 1/01/44 (AMT)	1/24 at 100.00	N/R	7,059,843
4,175	Whiting Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2016, 3.500%, 7/15/26	1/23 at 100.00	N/R	4,197,754
40,935	Total Indiana			42,380,591
	Iowa – 1.7%
950	Cedar Rapids, Iowa, Hospital Reveenue Bonds, Mercy Medical Center Project, Series 2003 ARCs, 0.158%, 8/15/32 – AMBAC Insured	No Opt. Call	A-	919,125
5,805	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	Ba3	6,002,080
16,825	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	B+	18,438,013
22,575	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)	12/22 at 103.00	BB-	24,555,279
3,860	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory Put 12/01/37)	12/22 at 105.00	BB-	4,270,318
	Iowa Finance Authority, Senior Housing Revenue Bonds, PHS Council Bluffs, Inc Project, Series 2018:
500	3.950%, 8/01/23	No Opt. Call	N/R	506,075
750	4.450%, 8/01/28	8/23 at 102.00	N/R	779,227
500	5.000%, 8/01/33	8/23 at 102.00	N/R	521,780
7,155	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.375%, 6/01/38	5/21 at 100.00	B-	7,252,809
16,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	5/21 at 100.00	B-	16,218,720
74,920	Total Iowa			79,463,426
	Kansas – 0.6%
300	Hutchinson, Kansas, Hospital Facilities Revenue Bonds, Hutchinson Regional Medical Center, Inc, Series 2016, 5.000%, 12/01/41	12/26 at 100.00	Ba1	326,235

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Kansas (continued)
	Kansas Development Finance Authority Revenue Bonds, Village Shalom Project, Series 2018A:
$ 750	5.250%, 11/15/33	11/23 at 103.75	N/R	777,555
1,790	5.500%, 11/15/38	11/23 at 103.75	N/R	1,860,902
750	Overland Park Development Corporation, Kansas, Revenue Bonds, Convention Center Hotel, Refunding & improvement Series 2019, 5.000%, 3/01/49	3/29 at 100.00	BB-	762,075
	Overland Park, Kansas, Sales Tax Revenue Bonds, Prairiefire Community Improvement District No 1 Project, Series 2012B:
1,100	5.250%, 12/15/29 (6)	12/22 at 100.00	N/R	550,000
1,750	6.100%, 12/15/34 (6)	12/22 at 100.00	N/R	875,000
	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012:
7,485	4.375%, 12/15/23	12/22 at 100.00	N/R	5,421,535
5,500	5.250%, 12/15/29	12/22 at 100.00	N/R	3,305,335
2,145	6.000%, 12/15/32	12/22 at 100.00	N/R	1,197,854
880	Wyandotte County/Kansas City Unified Government, Kansas, Community Improvement District Sales Tax Revenue Bonds, Legends Appartments Garage & West Lawn Project, Series 2018, 4.500%, 6/01/40	12/26 at 100.00	N/R	909,234
9,940	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015, 5.000%, 9/01/27	9/25 at 100.00	N/R	9,969,223
32,390	Total Kansas			25,954,948
	Kentucky – 0.2%
1,750	Christian County, Kentucky, Hospital Revenue Bonds, Jennie Stuart Medical Center, Series 2016, 5.000%, 2/01/26	No Opt. Call	BB+	1,896,038
2,530	Kentucky Bond Development Corporation, Tax Increment Revenue Bonds, Summit Lexington Project, Series 2016A, 4.400%, 10/01/24	No Opt. Call	N/R	2,543,358
1,330	Kentucky Economic Development Finance Authority, Kentucky, Healthcare Facilities Revenue Bonds, Rosedale Green Project, Refunding Series 2015, 5.000%, 11/15/25	No Opt. Call	N/R	1,351,453
775	Kentucky Economic Development Finance Authority, Revenue Bonds, Masonic Home Independent Living II, Inc, TEMPS 85 Series 2016B-1, 3.250%, 5/15/22	4/21 at 100.00	N/R	772,884
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A:
585	5.000%, 7/01/22	No Opt. Call	Baa2	616,906
3,560	5.000%, 7/01/33	7/25 at 100.00	Baa2	4,000,586
10,530	Total Kentucky			11,181,225
	Louisiana – 1.3%
2,250	Beauregard Parish, Louisiana, Revenue Bonds, Boise Cascade Corporation Project, Series 2002, 6.800%, 2/01/27	5/21 at 100.00	B1	2,252,655
1,000	Calcasieu Parish Memorial Hospital Service District, Louisiana, Revenue Bonds, Lake Charles Memorial Hospital, Refunding Series 2019, 5.000%, 12/01/39	12/29 at 100.00	BB+	1,075,070

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Jefferson Parish Economic Development and Port District, Louisiana, Kenner Discovery Health Sciences Academy Project, Series 2018A:
$ 2,000	4.800%, 6/15/29 , 144A	6/28 at 100.00	N/R	2,191,860
500	5.500%, 6/15/38 , 144A	6/28 at 100.00	N/R	561,395
1,250	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Cameron Parish GOMESA Project, Green Series 2018, 5.650%, 11/01/37, 144A	11/28 at 100.00	N/R	1,419,363
470	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Terrebonne Parish GOMESA Project, Series 2018, 5.375%, 11/01/38, 144A	11/28 at 100.00	N/R	523,857
1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westside Habilitation Center Project, Refunding Series 2017A, 5.750%, 2/01/32, 144A	2/27 at 100.00	N/R	1,087,860
725	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Lake Charles College Prep Project, Series 2019A, 5.000%, 6/01/29, 144A	6/27 at 100.00	N/R	784,718
	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Lincoln Preparatory School Project, Series 2021A:
300	5.000%, 6/01/31 , 144A	No Opt. Call	N/R	328,573
805	5.000%, 6/01/41 , 144A	6/31 at 100.00	N/R	850,929
735	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Young Audiences Charter School, Series 2019A, 5.000%, 4/01/30, 144A	4/27 at 100.00	N/R	785,495
7,595	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36, 144A (AMT)	7/23 at 100.00	N/R	8,171,081
	Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of New Orleans, Refunding Series 2017:
500	5.000%, 7/01/27 (6)	No Opt. Call	D	475,000
1,745	5.000%, 7/01/28 (6)	7/27 at 100.00	D	1,657,750
1,680	5.000%, 7/01/29 (6)	7/27 at 100.00	D	1,596,000
1,695	5.000%, 7/01/30 (6)	7/27 at 100.00	D	1,610,250
1,000	5.000%, 7/01/32 (6)	7/27 at 100.00	D	950,000
750	5.000%, 7/01/33 (6)	7/27 at 100.00	D	712,500
1,500	5.000%, 7/01/37 (6)	7/27 at 100.00	D	1,425,000
410	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (5)	411,984
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015:
430	5.000%, 5/15/25	No Opt. Call	A3	502,541
400	5.000%, 5/15/26	5/25 at 100.00	A3	466,420
475	5.000%, 5/15/27	5/25 at 100.00	A3	552,411
	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter Academy Foundation Project, Series 2013A:
795	6.625%, 12/15/23	No Opt. Call	N/R	831,117
770	8.375%, 12/15/43	12/23 at 100.00	N/R	813,782

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Louisiana (continued)
$ 4,000	Louisiana Public Facilities Authority, Solid Waste Disposal Facility Revenue Bonds, Lousiana Pellets Inc Project, Series 2015, 7.000%, 7/01/24, 144A (AMT) (6)	No Opt. Call	N/R	40
980	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal Project, Series 2017B, 5.000%, 1/01/27 (AMT)	No Opt. Call	A-	1,189,259
	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014:
500	5.000%, 6/01/24	No Opt. Call	BBB+	566,225
500	5.000%, 6/01/25	6/24 at 100.00	BBB+	569,295
835	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/26	12/24 at 100.00	BBB+	965,845
3,990	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2008, 6.100%, 6/01/38 (Mandatory Put 6/01/30), 144A	No Opt. Call	BB-	4,999,071
3,405	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2010, 6.350%, 7/01/40, 144A	6/30 at 100.00	BB-	4,334,020
4,190	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2010A, 6.350%, 10/01/40, 144A	6/30 at 100.00	BB-	5,333,200
2,735	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2010B, 6.100%, 12/01/40 (Mandatory Put 3/01/30), 144A	No Opt. Call	BB-	3,426,681
4,280	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2011, 5.850%, 8/01/41 (Mandatory Put 6/01/25), 144A	No Opt. Call	BB-	4,836,999
1,025	Saint Tammany Public Trust Financing Authority, Louisiana, Revenue Bonds, Christwood Project, Refunding Series 2015, 5.000%, 11/15/24	No Opt. Call	N/R	1,090,282
1,905	Tangipahoa Parish Hospital Service District 1, Louisiana, Hospital Revenue Bonds, North Oaks Medical Center Project, Refunding Series 2003A, 5.000%, 2/01/30	5/21 at 100.00	BB+	1,907,838
59,125	Total Louisiana			61,256,366
	Maine – 0.6%
2,465	Maine Educational Loan Authority, Student Loan Revenue Bonds, Supplemental Education Loan Program, Class A Series 2012A-1, 5.050%, 12/01/27 (AMT)	12/22 at 100.00	A2	2,616,992
6,800	Maine Finance Authority, Solid Waste Disposal Revenue Bonds, Casella Waste Systems, Inc Project, Series 2015, 5.125%, 8/01/35 (Mandatory Put 8/01/25), 144A (AMT)	No Opt. Call	B	7,681,484
13,130	Maine Finance Authority, Solid Waste Disposal Revenue Bonds, Coastal Resources of Maine LLC Project, Green Series 2017, 5.375%, 12/15/33, 144A (AMT) (6)	12/26 at 100.00	N/R	7,221,500
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013:
1,000	5.000%, 7/01/26	7/23 at 100.00	Ba1	1,070,940
500	5.000%, 7/01/27	7/23 at 100.00	Ba1	534,165
100	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011, 5.250%, 7/01/21 (ETM)	No Opt. Call	N/R (5)	101,234
9,050	Rumford, Maine, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Series 2001, 6.875%, 10/01/26 (AMT)	5/21 at 100.00	B1	9,060,679
33,045	Total Maine			28,286,994
	Maryland – 1.3%
535	Anne Arundel County, Maryland, Special Tax District Revenue Bonds, Villages at Two Rivers Projects, Series 2014, 4.200%, 7/01/24	No Opt. Call	N/R	554,319

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Maryland (continued)
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
$ 1,705	5.000%, 9/01/30	9/27 at 100.00	CCC	1,744,062
810	5.000%, 9/01/31	9/27 at 100.00	CCC	826,953
1,500	5.000%, 9/01/33	9/27 at 100.00	CCC	1,528,755
5,980	5.000%, 9/01/42	9/27 at 100.00	CCC	6,045,541
9,590	5.000%, 9/01/46	9/27 at 100.00	CCC	9,684,941
	Baltimore, Maryland, Special Obligation Bonds, Consolidated Tax Increment Financing, Series 2015:
375	5.000%, 6/15/23	No Opt. Call	BBB+	412,823
260	5.000%, 6/15/24	No Opt. Call	BBB+	296,397
275	5.000%, 6/15/25	6/24 at 100.00	BBB+	311,572
385	5.000%, 6/15/26	6/24 at 100.00	BBB+	433,961
345	5.000%, 6/15/27	6/24 at 100.00	BBB+	387,197
550	Baltimore, Maryland, Special Obligation Bonds, East Baltimore Research Park Project, Series 2017A, 4.000%, 9/01/27	No Opt. Call	N/R	587,620
	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series 2016:
1,960	4.250%, 6/01/26	No Opt. Call	N/R	2,127,854
2,100	4.750%, 6/01/31	6/26 at 100.00	N/R	2,272,158
580	Howard County, Maryland, Special Obligation Bonds, Downtown Columbia Project, Series 2017A, 4.000%, 2/15/28, 144A	2/26 at 100.00	N/R	616,128
2,500	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2016, 5.000%, 7/01/27	7/25 at 100.00	N/R	2,662,625
5,910	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine Terminals Inc Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25	5/21 at 100.00	BB-	5,968,332
4,565	Maryland Economic Development Corporation, Private Activity Revenue Bonds RSA, Purple Line Light Rail Project, Green Bonds, Series 2016A, 5.000%, 3/31/24 (AMT)	11/21 at 100.00	B-	4,690,446
	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A:
3,360	5.000%, 12/01/21 (6)	No Opt. Call	N/R	2,016,000
6,895	5.000%, 12/01/31 (6)	5/21 at 100.00	N/R	4,137,000
1,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006B, 5.250%, 12/01/31 (6)	5/21 at 100.00	N/R	600,000
	Maryland Economic Development Corporation, Senior Student Housing Revenue Bonds, Towson University Project, Refunding Series 2017:
270	5.000%, 7/01/27	No Opt. Call	BB+	297,435
190	5.000%, 7/01/29	7/27 at 100.00	BB+	206,503
325	5.000%, 7/01/30	7/27 at 100.00	BB+	351,146
375	5.000%, 7/01/31	7/27 at 100.00	BB+	403,211
530	5.000%, 7/01/37	7/21 at 100.00	BB+	531,749
3,390	Maryland Economic Development Corporation, Special Obligation Bonds, Metro Centre Owings Mills Project, Series 2017, 3.750%, 7/01/27	1/27 at 100.00	N/R	3,643,301

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Maryland (continued)
$ 2,500	Maryland Economic Development Corporation, Special Obligation Bonds, Port Covington Project, Series 2020, 4.000%, 9/01/40	9/30 at 100.00	N/R	2,763,938
3,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors Community Hospital, Series 2017B, 5.000%, 7/01/31	7/27 at 100.00	Baa3	4,066,370
400	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Green Street Academy, Series 2017A, 5.000%, 7/01/27, 144A	No Opt. Call	N/R	440,240
1,425	Prince George's County Revenue Authority, Maryland, Special Obligation Bonds, Suitland-Naylor Road Project, Series 2016, 4.375%, 7/01/30, 144A	1/26 at 100.00	N/R	1,527,828
600	Prince George's County, Maryland, Special Obligation Bonds, Westphalia Town Center Project, Series 2018, 5.000%, 7/01/30, 144A	7/28 at 100.00	N/R	678,342
64,685	Total Maryland			62,814,747
	Massachusetts – 0.4%
	Lowell, Massachusetts, Collegiate Charter School Revenue Bonds, Series 2019:
640	4.000%, 6/15/24	No Opt. Call	N/R	666,643
490	5.000%, 6/15/29	6/26 at 100.00	N/R	550,324
530	5.000%, 6/15/39	6/26 at 100.00	N/R	580,875
2,000	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2017, 5.000%, 7/01/47	7/27 at 100.00	B	1,846,580
860	Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Retirement Community Lennox, Series 2015, 5.000%, 7/01/25	No Opt. Call	A+	940,677
	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center Issue, Series 2014F:
300	5.000%, 7/15/21	No Opt. Call	Ba2	303,060
335	5.000%, 7/15/22	No Opt. Call	Ba2	350,517
325	5.000%, 7/15/23	No Opt. Call	Ba2	350,824
315	5.000%, 7/15/24	7/23 at 100.00	Ba2	338,685
	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K, Series 2013:
1,220	4.375%, 7/01/23 (AMT)	7/22 at 100.00	AA	1,278,060
2,265	5.000%, 7/01/25 (AMT)	7/22 at 100.00	AA	2,382,576
2,690	5.250%, 7/01/29 (AMT)	7/22 at 100.00	AA	2,821,111
125	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010A, 5.500%, 1/01/22	4/21 at 100.00	A	125,271
4,600	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2014, 5.000%, 1/01/26 (AMT)	1/25 at 100.00	A	5,213,916
470	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2007A, 0.707%, 5/01/37 – NPFG Insured (3-Month LIBOR *67% reference rate + 0.570% spread) (7)	5/21 at 100.00	AA	462,085
17,165	Total Massachusetts			18,211,204

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Michigan – 0.3%
	Advanced Technology Academy, Michigan, Public School Academy Revenue Bonds, Refunding Series 2019:
$ 285	3.500%, 11/01/24	No Opt. Call	BB	290,486
410	3.875%, 11/01/29	11/27 at 102.00	BB	428,696
85	5.000%, 11/01/34	11/27 at 102.00	BB	94,416
400	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007, 5.000%, 11/01/26	5/21 at 100.00	B	396,340
	County of Calhoun Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Oaklawn Hospital, Refunding Series 2016:
1,915	5.000%, 2/15/30	2/27 at 100.00	Ba1	2,183,694
2,010	5.000%, 2/15/31	2/27 at 100.00	Ba1	2,276,948
385	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Senior Lien Series 1997C, 6.850%, 5/01/21	3/21 at 100.00	B-	385,872
	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A:
15	5.500%, 5/01/21 – ACA Insured	3/21 at 100.00	B-	15,025
50	5.500%, 5/01/21	3/21 at 100.00	B-	49,927
5	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 5.000%, 7/01/36 – NPFG Insured	5/21 at 100.00	A2	5,016
5,000	Detroit, Wayne County, Michigan, General Obligation Bonds, Financial Recovery Series 2014B-1, 4.000%, 4/01/44	5/21 at 100.00	N/R	4,657,950
705	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Cesar Chavez Academy Project, Refunding Series 2019, 4.000%, 2/01/29	2/27 at 102.00	BB+	754,815
1,245	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hanley International Academy, Inc Project, Refunding Series 2021, 3.500%, 9/01/30	No Opt. Call	BB	1,247,947
1,350	Michigan Finance AuthorIty, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Refunding Series 2017 Private Placement of 2017, 5.900%, 7/15/46, 144A	7/27 at 100.00	N/R	1,176,377
125	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 6.000%, 10/01/21	No Opt. Call	B	123,818
750	Saline Economic Development Corporation, Michigan, Limited Obligation Revenue and Refunding Bonds, Evangelical Homes of Michigan, Series 2012, 5.250%, 6/01/32	6/22 at 100.00	BB	768,300
580	Warren Academy, Macomb County, Michigan, Revenue Bonds, Public School Academy, Refunding Series 2020A, 5.000%, 5/01/35, 144A	5/27 at 100.00	N/R	601,158
15,315	Total Michigan			15,456,785
	Minnesota – 1.2%
	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A:
320	3.500%, 8/01/26	No Opt. Call	BB+	341,939
400	3.500%, 8/01/27	8/26 at 100.00	BB+	424,936
270	4.000%, 8/01/28	8/26 at 100.00	BB+	292,580
415	4.000%, 8/01/29	8/26 at 100.00	BB+	447,976
260	4.000%, 8/01/30	8/26 at 100.00	BB+	279,448
300	4.000%, 8/01/31	8/26 at 100.00	BB+	321,357

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Minnesota (continued)
$ 780	Bloomington Port Authority, Minnesota, Recovery Zone Facility Revenue Bonds, Radisson Blu MOA, LLC Project, Series 2010, 9.000%, 12/01/35	5/21 at 100.00	N/R	780,507
	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Athlos Leadership Academy Project, Series 2015A:
770	4.750%, 7/01/25	No Opt. Call	N/R	800,746
630	5.250%, 7/01/30	7/25 at 100.00	N/R	676,639
510	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Prairie Seeds Academy Project, Refunding Series 2015A, 4.000%, 3/01/22	No Opt. Call	BB-	514,554
	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project,Series 2016A:
375	4.000%, 7/01/28	7/24 at 102.00	N/R	399,667
540	5.000%, 7/01/31	7/24 at 102.00	N/R	590,274
	Columbia Heights, Minnesota, Charter School Lease Revenue Bonds, Prodeo Academy Project, Series 2019A:
1,415	3.875%, 7/01/29	7/27 at 102.00	N/R	1,457,747
1,680	5.000%, 7/01/34	7/27 at 102.00	N/R	1,826,328
2,135	5.000%, 7/01/39	7/27 at 102.00	N/R	2,294,890
1,590	Columbus, Minnesota, Charter School Lease Revenue Bonds, New Millennium Academy Project, Series 2015A, 5.000%, 7/01/25	No Opt. Call	B	1,614,120
105	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2015A, 4.400%, 7/01/25	No Opt. Call	BB+	110,648
	Hugo, Minnesota, Charter School Lease Revenue Bonds, Noble Academy Project, Series 2014A:
500	4.000%, 7/01/23	No Opt. Call	BB	520,320
420	4.000%, 7/01/24	No Opt. Call	BB	442,420
500	5.000%, 7/01/29	7/24 at 100.00	BB	534,130
2,660	International Falls, Minnesota, Pollution Control Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1997, 5.650%, 12/01/22	5/21 at 100.00	N/R	2,663,139
550	International Falls, Minnesota, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1999, 6.850%, 12/01/29 (AMT)	5/21 at 100.00	B1	550,649
1,880	Lake Crystal, Minnesota, Housing and Health Care Revenue Bonds, Ecumen?Second Century & Owatonna Senior Living Project, Refunding Series 2014A, 4.500%, 9/01/44 (Mandatory Put 9/01/24)	5/21 at 100.00	N/R	1,881,260
	Maple Plain, Minnesota Senior Housing and Healthcare Revenue Bonds, Haven Homes, Inc Project, Series 2019:
500	4.250%, 7/01/39	7/25 at 102.00	N/R	503,790
500	5.000%, 7/01/39	7/25 at 102.00	N/R	525,640
575	Minneapolis & Saint Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Series 1998A, Allina Health System, Tranche I PARS, 0.105%, 8/01/28 – NPFG Insured	4/21 at 100.00	AA-	558,469
585	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Friendship Academy of the Arts Project, Series 2019A, 4.000%, 12/01/31, 144A	12/27 at 100.00	N/R	599,063
1,595	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project, Series 2016A, 4.000%, 7/01/26	7/24 at 102.00	N/R	1,662,149

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Minnesota (continued)
$ 585	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Spero Academy Project, Series 2017A, 5.500%, 7/01/27, 144A	No Opt. Call	N/R	648,584
	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Twin Cities International Schools Project, Series 2017A:
780	3.750%, 12/01/22 , 144A	No Opt. Call	N/R	799,399
1,840	4.250%, 12/01/27 , 144A	No Opt. Call	N/R	2,022,031
350	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Project, Series 2013A, 5.000%, 7/01/23	No Opt. Call	BB+	363,608
	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St Anthony Falls Project, Refunding Series 2015:
500	4.000%, 3/01/22	No Opt. Call	N/R	507,700
335	4.000%, 3/01/24	3/23 at 100.00	N/R	344,350
325	4.000%, 3/01/27	3/23 at 100.00	N/R	332,546
	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School Project, Series 2014A:
715	4.150%, 9/01/24	No Opt. Call	BB-	730,558
1,100	5.000%, 9/01/34	9/24 at 100.00	BB-	1,145,320
2,285	Owatonna, Minnesota, Housing and Health Care Revenue Bonds, Ecumen?Second Century & Owatonna Senior Living Project, Refunding Series 2014B, 4.500%, 9/01/44 (Mandatory Put 9/01/24)	5/21 at 100.00	N/R	2,286,120
1,130	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project, Refunding Series 2013A, 5.000%, 12/01/23	12/21 at 100.00	BBB-	1,157,798
7,690	Rice County, Minnesota Educational Facility Revenue Bonds, Shattuck ? Saint Mary?s School Project, Series 2015, 5.000%, 8/01/22, 144A	No Opt. Call	BB	7,879,943
1,400	Rochester, Minnesota, Charter School Lease Revenue Bonds, Rochester Math & Science Academy Project, Series 2018A, 4.500%, 9/01/26	No Opt. Call	N/R	1,467,774
1,000	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A, 3.750%, 4/01/26 (6)	No Opt. Call	N/R	700,000
4,580	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community School of Excellence, Series 2016A, 5.000%, 7/01/28, 144A	7/26 at 100.00	N/R	4,923,729
250	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Great River School Project, Series 2017A, 4.750%, 7/01/29, 144A	7/27 at 100.00	N/R	271,745
	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Hope Community Academy Project, Series 2015A:
970	4.000%, 12/01/24	No Opt. Call	BB	991,476
700	4.500%, 12/01/29	12/24 at 100.00	BB	724,276
	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series 2016A:
160	3.625%, 10/01/21	No Opt. Call	N/R	160,542
1,425	4.000%, 10/01/26	No Opt. Call	N/R	1,477,597
1,115	4.750%, 10/01/31	10/26 at 100.00	N/R	1,178,912
175	Winona Port Authority, Minnesota, Charter School Lease Revenue Bonds, Bluffview Montessori School Project, Refunding Series 2016, 3.750%, 6/01/26	6/24 at 100.00	N/R	177,545

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Minnesota (continued)
	Woodbury Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Saint Therese of Woodbury, Series 2014:
$ 200	4.000%, 12/01/23	No Opt. Call	N/R	206,198
400	4.000%, 12/01/24	No Opt. Call	N/R	415,708
52,770	Total Minnesota			54,528,844
	Mississippi – 0.1%
1,800	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, King Edward Mixed-Use Project, Refunding Series 2019A, 4.000%, 10/15/30, 144A	10/26 at 100.00	N/R	1,747,782
2,700	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, King Edward Mixed-Use Project, Refunding Subordinate Series 2019B, 4.000%, 10/15/49 (Mandatory Put 4/15/29), 144A	10/26 at 100.00	N/R	2,482,272
4,500	Total Mississippi			4,230,054
	Missouri – 1.0%
	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series 2016:
1,515	5.000%, 8/01/24	No Opt. Call	Ba1	1,641,063
1,910	5.000%, 8/01/27	8/26 at 100.00	Ba1	2,124,417
1,000	4.000%, 8/01/38	8/26 at 100.00	Ba1	1,022,090
	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson Shoppes Redevelopment Project, Refunding Series 2017A:
650	4.000%, 11/01/26	11/25 at 100.00	N/R	673,342
1,125	4.000%, 11/01/27	11/25 at 100.00	N/R	1,158,142
1,710	3.900%, 11/01/29	11/25 at 100.00	N/R	1,734,282
655	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33	3/23 at 103.00	Ba1	719,079
	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2017A:
875	5.000%, 3/01/27	No Opt. Call	Ba1	993,099
1,400	5.000%, 3/01/28	3/27 at 100.00	Ba1	1,553,972
700	5.000%, 3/01/30	3/27 at 100.00	Ba1	765,233
200	5.000%, 3/01/31	3/27 at 100.00	Ba1	217,782
3,525	5.000%, 3/01/36	3/27 at 100.00	Ba1	3,789,974
995	Kansas City Industrial Development Authority, Missouri, Revenue Bonds, Platte Purchase Project A, Series 2019, 5.000%, 7/01/40, 144A	9/24 at 103.00	N/R	1,008,263
1,100	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016, 5.000%, 4/01/46, 144A	4/26 at 100.00	N/R	1,134,727

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Missouri (continued)
	Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds, Aberdeen Heights Project, Refunding Series 2017A:
$ 1,000	5.000%, 5/15/25	No Opt. Call	BB	1,098,300
1,075	5.000%, 5/15/26	No Opt. Call	BB	1,200,431
1,080	5.000%, 5/15/27	No Opt. Call	BB	1,221,642
1,150	5.250%, 5/15/28	5/27 at 100.00	BB	1,314,841
2,645	5.250%, 5/15/31	5/27 at 100.00	BB	2,956,158
1,500	Land Clearance for Redevelopment Authority of Kansas City, Missouri, Project Revenue Bonds, Convention Center Hotel Project - TIF Financing, Series 2018B, 4.375%, 2/01/31, 144A	2/28 at 100.00	N/R	1,602,420
2,000	Lee's Summit, Missouri, Special Obligation Tax Increment and Special District Improvement Bonds, Summit Fair Project, Refunding Series 2017, 4.000%, 11/01/27, 144A	No Opt. Call	N/R	2,005,920
1,430	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A, 5.125%, 6/01/25, 144A	No Opt. Call	N/R	1,494,293
1,895	Plaza at Noah's Ark Community Improvement District, Saint Charles, Missouri, Tax Increment and Improvement District Revenue Bonds, Series 2015, 5.000%, 5/01/30	5/21 at 100.00	N/R	1,896,383
880	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A, 5.000%, 5/01/24	5/23 at 100.00	N/R	899,043
2,555	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Nazareth Living Center, Series 2015A, 5.000%, 8/15/25	No Opt. Call	N/R	2,673,884
	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016:
895	5.000%, 11/15/27	11/25 at 100.00	N/R	970,314
990	5.000%, 11/15/29	11/25 at 100.00	N/R	1,067,111
1,095	5.000%, 11/15/31	11/25 at 100.00	N/R	1,172,044
800	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew's Resources for Seniors, Series 2015A, 5.000%, 12/01/25	No Opt. Call	N/R	835,712
1,150	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A, 5.250%, 6/15/25	5/21 at 100.00	N/R	1,150,196
1,500	Saint Louis Land Clearance for Redevelopment Authority, Missouri, Annual Appropriation Revenue Bonds, Contractual Payments of St Louis City Scottrade Center Project, Series 2018A, 5.000%, 4/01/38	4/27 at 100.00	A	1,713,930
575	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37	3/23 at 103.00	Ba1	625,088
2,025	The Industrial Development Authority of the City of Saint Louis, Missouri, Development Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A, 3.875%, 11/15/29	11/26 at 100.00	N/R	1,976,339
500	The Industrial Development Authority of the County of St Louis, Missouri, Transportation Development Refunding Revenue Bonds, Series 2019B, 4.375%, 3/01/33, 144A	3/27 at 100.00	N/R	515,330
470	Town and Country Crossing Transportation Development District, Missouri, Transporation Sales Tax Revenue Bonds, Refunding Series 2020A, 3.375%, 4/01/37	4/28 at 100.00	N/R	469,131
44,570	Total Missouri			47,393,975

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Montana – 0.1%
	Kalispell, Montana, Housing and Healthcare Facilities Revenue Bonds, Immanuel Lutheran Corporation, Series 2017A:
$ 1,000	5.000%, 5/15/27	5/25 at 102.00	N/R	1,063,940
1,180	5.250%, 5/15/30	5/25 at 102.00	N/R	1,250,316
435	5.250%, 5/15/32	5/25 at 102.00	N/R	456,981
2,615	Total Montana			2,771,237
	Nebraska – 0.0%
815	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 12/01/21	No Opt. Call	BBB+	841,520
	Nevada – 1.3%
830	City of Henderson, Nevada, Local Improvement District No T-20 Rainbow Canyon, Local Improvement Bonds, Series 2018, 5.000%, 9/01/38	9/28 at 100.00	N/R	926,072
	Clark County, Nevada, Local Improvement Bonds, Special Improvement District 142 Mountain's Edge, Refunding 2012:
540	5.000%, 8/01/21	No Opt. Call	A	547,096
1,045	4.000%, 8/01/22	No Opt. Call	A	1,081,293
1,480	4.000%, 8/01/23	8/22 at 100.00	A	1,542,234
615	Clark County, Nevada, Local Improvement Bonds, Special Improvement District 151 Summerlin-Mesa, Refunding Series 2015, 4.500%, 8/01/24	No Opt. Call	N/R	661,494
1,220	Clark County, Nevada, Local Improvement Bonds, Special Improvement District 159 Summerlin Village 16A, Series 2015, 5.000%, 8/01/28	8/25 at 100.00	N/R	1,339,975
1,170	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2017B, 5.125%, 12/15/37, 144A (AMT)	12/27 at 100.00	N/R	1,010,669
3,030	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2018, 6.950%, 2/15/38, 144A (AMT)	8/28 at 100.00	N/R	3,097,781
2,000	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2020, 6.750%, 2/15/38, 144A	2/31 at 100.00	N/R	2,005,481
	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Series 2017:
13,900	5.875%, 12/15/27 (AMT), 144A	No Opt. Call	N/R	14,019,540
2,935	6.250%, 12/15/37 (AMT), 144A	12/27 at 100.00	N/R	2,869,315
1,100	Director of the State of Nevada Department of Business and Industry, Charter School Lease Revenue Bonds, Somerset Academy, Series 2015, 4.000%, 12/15/25, 144A	No Opt. Call	BB	1,136,718
495	Director of the State of Nevada Department of Business and Industry, Charter School Lease Revenue Bonds, Somerset Academy, Series 2018A, 4.500%, 12/15/29, 144A	12/25 at 100.00	BB	527,264
	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
1,565	4.000%, 9/01/32	9/26 at 100.00	N/R	1,649,150
675	4.000%, 9/01/35	9/26 at 100.00	N/R	705,260

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Nevada (continued)
	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 808 & 810 Summerlin Village 23B, Refunding Series 2014:
$ 420	4.000%, 6/01/21	No Opt. Call	N/R	421,659
540	5.000%, 6/01/23	No Opt. Call	N/R	579,782
505	5.000%, 6/01/24	No Opt. Call	N/R	557,788
815	5.000%, 6/01/25	6/24 at 100.00	N/R	898,048
	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 24, Series 2015:
485	5.000%, 12/01/26	12/25 at 100.00	N/R	545,756
1,520	5.000%, 12/01/28	12/25 at 100.00	N/R	1,693,052
325	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 814 Summerlin Village 21& 24A, Series 2019, 4.000%, 6/01/39	6/29 at 100.00	N/R	348,397
335	Neveda State Director of the Department of Business and Industry, Charter School Revenue Bonds, Doral Academy of Nevada, Series 2017A, 5.000%, 7/15/27, 144A	7/25 at 100.00	BB+	375,703
	North Las Vegas, Nevada, General Obligation Bonds, Refunding Series 2011:
500	5.000%, 6/01/33	6/21 at 100.00	BBB-	503,785
500	5.000%, 6/01/36	6/21 at 100.00	BBB-	503,785
	North Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 64 Valley Vista, Series 2019:
695	4.250%, 6/01/34	12/28 at 100.00	N/R	754,005
840	4.500%, 6/01/39	12/28 at 100.00	N/R	917,171
	North Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 65 Northern Beltway Commercial Area, Series 2017:
850	4.000%, 12/01/27 , 144A	No Opt. Call	N/R	916,827
845	5.000%, 12/01/37 , 144A	12/27 at 100.00	N/R	947,541
3,900	Reno, Nevada, Redevelopment Agency Downtown Project Tax Allocation Bonds, Senior Lien, Refunding Series 2007B, 5.000%, 6/01/27	5/21 at 100.00	BB-	3,901,326
1,800	Reno, Nevada, Redevelopment Agency Downtown Project Tax Allocation Bonds, Series 2007C, 5.400%, 6/01/27	5/21 at 100.00	N/R	1,672,200
400	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Bonds, ReTrac-Reno Transporation Rail Access Corridor Project, Series 2018B, 5.000%, 6/01/38 – AGM Insured	12/28 at 100.00	A2	477,460
8,927	Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement District 1 Legends at Sparks Marina, Refunding Senior Sales Tax Anticipation Series 2019B, 3.500%, 6/15/28	No Opt. Call	N/R	9,272,048
	Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement District 1 Legends at Sparks Marina, Refunding Senior Series 2019A:
395	2.500%, 6/15/24 , 144A	No Opt. Call	Ba2	398,808
790	2.750%, 6/15/28 , 144A	No Opt. Call	Ba2	807,427
2,500	Tahoe-Douglas Visitors Authority, Nevada, Stateline Revenue Bonds, Series 2020, 5.000%, 7/01/40	7/30 at 100.00	N/R	2,856,100
60,487	Total Nevada			62,468,010

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	New Jersey – 2.5%
$ 3,045	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (AMT)	No Opt. Call	Ba1	3,192,561
	New Jersey Building Authority, State Building Revenue Bonds, Refunding Series 2016A:
445	4.000%, 6/15/30 (Pre-refunded 6/15/26)	6/26 at 100.00	N/R (5)	520,770
1,070	4.000%, 6/15/30	6/26 at 100.00	BBB	1,190,225
190	New Jersey Economic Development Authority, Charter School Revenue Bonds, Greater Brunswick Charter School, Series 2014A, 4.750%, 8/01/24, 144A	No Opt. Call	N/R	200,739
900	New Jersey Economic Development Authority, Charter School Revenue Bonds, North Star Academy Charter School of Newark, Series 2017, 5.000%, 7/15/32	7/27 at 100.00	BBB-	1,052,307
	New Jersey Economic Development Authority, Charter School Revenue Bonds, Teaneck Community Charter School, Series 2017A:
85	3.500%, 9/01/22 , 144A	No Opt. Call	BB	85,852
210	4.250%, 9/01/27 , 144A	No Opt. Call	BB	222,409
830	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012, 5.000%, 6/15/29	6/22 at 100.00	BBB	860,569
	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014:
765	4.375%, 1/01/24	No Opt. Call	N/R	773,591
2,000	5.000%, 1/01/34	1/24 at 100.00	N/R	2,015,100
860	New Jersey Economic Development Authority, Lease Revenue Bonds, Liberty State Park Project, Refunding Series 2015A, 4.125%, 6/15/26	6/25 at 100.00	BBB	969,702
	New Jersey Economic Development Authority, Lease Revenue Bonds, State House Project, Series 2017B:
6,680	4.000%, 6/15/29	12/28 at 100.00	BBB	7,853,743
2,780	5.000%, 6/15/35	12/28 at 100.00	BBB	3,386,679
980	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 3.375%, 7/01/30	7/27 at 100.00	BB+	1,029,301
5,000	New Jersey Economic Development Authority, Revenue Bonds, New Jersey Transit Corporation Projects Sublease, Refunding Series 2017B, 5.000%, 11/01/25	No Opt. Call	BBB	5,926,800
650	New Jersey Economic Development Authority, Revenue Bonds, Provident Group - Rowan Properties LLC - Rowan University Student Housing Project, Series 2015A, 5.000%, 1/01/25	No Opt. Call	B	691,125
115	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21	No Opt. Call	Ba2	115,805
10,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2015XX, 5.000%, 6/15/26	6/25 at 100.00	BBB	11,650,200
1,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Tender Option Bond Trust Series 2018-XG0168, 3.982%, 9/01/27, 144A (IF) (4)	3/23 at 100.00	BBB	1,010,440
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013-I:
19,735	1.580%, 9/01/27 (UB) (4)	3/23 at 100.00	BBB	19,786,508
0	1.580%, 9/01/27	3/23 at 100.00	BBB	0
3,000	1.650%, 3/01/28 (SIFMA reference rate + 1.600% spread) (7)	3/23 at 100.00	BBB	3,007,290
2,200	1.650%, 3/01/28 (UB) (4)	3/23 at 100.00	BBB	2,205,346

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 5,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/25	3/23 at 100.00	BBB	5,412,950
250	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Tender Option Bond Trust 2016-XF2340, 2.795%, 9/01/25, 144A (IF) (4)	3/25 at 100.00	BBB	247,973
100	New Jersey Economic Development Authority, School Revenue Bonds, Leap Academy University Charter School Inc Project; Series 2014A, 5.125%, 10/01/24, 144A	No Opt. Call	BB-	106,238
4,740	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Refunding Series 2012, 5.750%, 9/15/27 (AMT)	9/22 at 100.00	B	4,929,837
530	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 1998, 5.500%, 4/01/28 (AMT)	5/21 at 100.00	B	531,712
2,500	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 1999, 5.250%, 9/15/29 (AMT)	8/22 at 101.00	B+	2,655,300
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 2000A & 2000B:
450	5.625%, 11/15/30 (AMT)	3/24 at 101.00	B+	504,018
3,315	5.625%, 11/15/30 (AMT)	3/24 at 101.00	B+	3,712,933
1,680	New Jersey Economic Development Authority, Special Facility Revenue Bonds, Port Newark Container Terminal LLC Project, Refunding Series 2017, 5.000%, 10/01/27 (AMT)	No Opt. Call	Baa3	2,018,100
1,075	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph's Healthcare System Obligated Group Issue, Refunding Series 2016, 4.000%, 7/01/34	7/26 at 100.00	BBB-	1,197,324
1,000	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1, 5.000%, 6/15/30	6/26 at 100.00	Baa1	1,166,769
1,410	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012A, 5.000%, 6/15/42	6/22 at 100.00	BBB	1,473,774
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2018A, 5.000%, 12/15/34	12/28 at 100.00	BBB	6,103,100
1,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019AA, 4.125%, 6/15/39	12/28 at 100.00	BBB	1,689,720
11,855	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Libor Index Series 2017D-1, 0.781%, 1/01/24 (UB) (4)	No Opt. Call	A2	11,965,014
1,000	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Refunding Series 2016S, 5.000%, 1/01/34	1/26 at 100.00	BB+	1,140,850
	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Subordinate Series 2017B:
850	5.000%, 1/01/32 (AMT)	1/28 at 100.00	Baa1	999,549
1,220	5.000%, 1/01/33 (AMT)	1/28 at 100.00	Baa1	1,429,596
1,250	5.000%, 1/01/34 (AMT)	1/28 at 100.00	Baa1	1,459,975
1,000	5.000%, 1/01/36 (AMT)	1/28 at 100.00	Baa1	1,162,990
108,265	Total New Jersey			117,654,784
	New Mexico – 0.1%
240	Boulders Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2015, 4.875%, 10/01/25	No Opt. Call	N/R	247,039

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	New Mexico (continued)
$ 2,550	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015B, 5.900%, 9/01/32	9/25 at 100.00	N/R	2,617,295
285	Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 5.750%, 10/01/23	No Opt. Call	N/R	295,442
510	Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2014, 5.750%, 10/01/23	No Opt. Call	N/R	521,817
1,635	Winrock Town Center Tax Increment Development District, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Senior Lien Series 2015, 5.250%, 5/01/25, 144A	5/21 at 102.00	N/R	1,668,763
5,220	Total New Mexico			5,350,356
	New York – 5.3%
180	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc Project, Series 2015, 5.000%, 7/01/28	7/25 at 100.00	BBB	207,374
1,000	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Charter School for Applied Technologies, Series 2017A, 4.500%, 6/01/27	6/24 at 103.00	BBB	1,102,620
	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014:
805	5.000%, 11/01/21	No Opt. Call	BB	821,213
845	5.000%, 11/01/22	No Opt. Call	BB	890,368
700	5.250%, 11/01/34	11/24 at 100.00	BB	761,376
2,660	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine, Inc, Series 2015, 5.500%, 9/01/45, 144A	9/25 at 100.00	N/R	2,934,725
3,805	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020A-1, 5.250%, 6/01/40, 144A	12/30 at 100.00	N/R	3,833,392
2,500	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020C-1, 5.000%, 6/01/40, 144A	12/30 at 100.00	N/R	2,616,823
	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A:
5	4.000%, 5/01/22 (ETM)	No Opt. Call	N/R (5)	5,209
15	5.000%, 5/01/23 (ETM)	No Opt. Call	N/R (5)	16,505
715	5.000%, 5/01/23	No Opt. Call	BBB-	777,913
85	5.000%, 5/01/24 (Pre-refunded 5/01/23)	5/23 at 100.00	N/R (5)	93,339
65	5.000%, 5/01/26 (Pre-refunded 5/01/23)	5/23 at 100.00	N/R (5)	71,377
20	5.000%, 5/01/27 (Pre-refunded 5/01/23)	5/23 at 100.00	N/R (5)	21,962
	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A:
1,175	5.000%, 12/01/21 , 144A	No Opt. Call	BB-	1,190,710
6,470	5.000%, 12/01/26 , 144A	No Opt. Call	BB-	6,872,175
1,695	Green Island Power Authority, New York, Power System Revenue Bonds, Subordinante Series 2000, 6.000%, 12/15/25 (AMT)	6/21 at 100.00	Ba1	1,704,119
1,000	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2017A, 5.890%, 2/01/32	2/27 at 100.00	N/R	1,138,390
1,000	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2018A, 6.470%, 2/01/33	2/28 at 100.00	N/R	1,188,810

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	New York (continued)
$ 800	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2020A, 4.760%, 2/01/27	No Opt. Call	N/R	870,520
4,310	Jefferson County Civic Facility Development Corporation, New York, Revenue Bonds, Samaritan Medical Center Project, Series 2017A, 4.000%, 11/01/42	11/27 at 100.00	BBB-	4,540,628
1,000	Madison County Capital Resource Corporation, New York, Revenue Bonds, Cazenovia College Project, Series 2019A, 5.500%, 9/01/22	6/22 at 100.00	N/R	1,002,690
50,380	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2019B-1, 5.000%, 5/15/22 (UB) (4)	No Opt. Call	N/R	52,786,653
3,445	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2019D-1, 5.000%, 9/01/22	No Opt. Call	N/R	3,651,700
4,220	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2020A-1, 5.000%, 2/01/23	No Opt. Call	N/R	4,539,665
6,835	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2017A-1, 5.250%, 11/15/57	5/27 at 100.00	BBB+	7,975,199
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2021A-1:
6,170	4.000%, 11/15/44	5/31 at 100.00	BBB+	6,941,516
5,000	4.000%, 11/15/47	5/31 at 100.00	BBB+	5,576,369
4,240	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Green Series 2016B, 5.000%, 11/15/37	11/26 at 100.00	BBB+	4,957,450
3,105	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2015A-1, 5.000%, 11/15/33	5/25 at 100.00	BBB+	3,527,622
400	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B, 5.000%, 7/01/29	7/24 at 100.00	A-	450,356
5,520	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26	4/21 at 100.00	CCC+	5,646,463
	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College Project, Series 2015A:
210	5.000%, 7/01/27	7/25 at 100.00	BBB	239,623
375	5.000%, 7/01/28	7/25 at 100.00	BBB	425,228
825	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007, 5.750%, 10/01/27 (6)	5/21 at 100.00	N/R	618,750
3,000	New York Counties Tobacco Trust IV, Tobacco Settlement Pass-Through Bonds, Series 2010A, 6.250%, 6/01/41, 144A	4/21 at 100.00	B-	3,055,140
	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014:
8,965	5.150%, 11/15/34 , 144A	11/24 at 100.00	N/R	10,003,595
9,150	5.375%, 11/15/40 , 144A	11/24 at 100.00	N/R	10,196,760
675	New York Transportation Development Corporation, New York, Facility Revenue Bonds, Thruway Service Areas Project, Series 2021, 4.000%, 10/31/41 (AMT)	10/31 at 100.00	BBB-	765,293
3,500	New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (AMT)	7/24 at 100.00	Baa3	3,913,455

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	New York (continued)
$ 5,160	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc John F Kennedy International Airport Project, Series 2020, 5.250%, 8/01/31 (AMT)	8/30 at 100.00	B-	6,275,540
6,125	New York Transportation Development Corporation, New York, Special Facility Revenue Refunding Bonds, Terminal One Group Association, LP Project, Series 2015, 5.000%, 1/01/22 (AMT)	No Opt. Call	Baa3	6,328,105
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
1,600	5.000%, 1/01/34 (AMT)	1/28 at 100.00	BB+	1,906,272
4,410	5.000%, 1/01/36 (AMT)	1/28 at 100.00	BB+	5,228,981
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2020:
1,925	4.000%, 10/01/30 (AMT)	No Opt. Call	BB+	2,236,349
7,500	5.000%, 10/01/35 (AMT)	10/30 at 100.00	BB+	9,344,550
	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel Center Project, Refunding Series 2016A:
10,385	5.000%, 1/01/30 (AMT)	1/26 at 100.00	B3	10,510,762
4,895	5.000%, 1/01/31 (AMT)	1/26 at 100.00	B3	4,931,566
3,230	5.000%, 1/01/32 (AMT)	1/26 at 100.00	B3	3,250,026
4,700	5.000%, 1/01/33 (AMT)	1/26 at 100.00	B3	4,725,228
2,000	5.000%, 1/01/34 (AMT)	1/26 at 100.00	B3	2,007,360
6,705	5.000%, 1/01/35 (AMT)	1/26 at 100.00	B3	6,721,293
2,100	5.000%, 1/01/36 (AMT)	1/26 at 100.00	B3	2,103,339
2,000	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel Center Project, Taxable Series 2007B, 5.693%, 1/01/28 – SYNCORA GTY Insured, 144A	No Opt. Call	B3	2,012,683
	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006:
5,000	5.000%, 6/01/45	6/27 at 100.00	CCC+	5,452,250
5,000	5.000%, 6/01/48	6/27 at 100.00	N/R	5,406,100
	TSASC Inc, New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B:
2,850	5.000%, 6/01/24	No Opt. Call	B-	2,967,591
3,850	5.000%, 6/01/25	No Opt. Call	B-	4,053,087
2,650	Westchester County Local Development Corporation, New York, Revenue Bond, Purchase Senior Learning Community, Inc Project, BAN Series 2018, 0.000%, 10/01/23	No Opt. Call	N/R	3,259,955
	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Refunding Series 2016:
685	5.000%, 11/01/27	11/25 at 100.00	BBB-	787,538
830	5.000%, 11/01/28	11/25 at 100.00	BBB-	949,039
230,465	Total New York			248,390,689
	North Carolina – 0.1%
460	Mooresville, North Carolina, Special Assessment Revenue Bonds, Series 2015, 4.375%, 3/01/25, 144A	No Opt. Call	N/R	470,249

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	North Carolina (continued)
$ 3,100	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot Lanes Project, Series 2015, 5.000%, 12/31/37 (AMT)	6/25 at 100.00	BBB-	3,440,225
3,560	Total North Carolina			3,910,474
	North Dakota – 0.1%
490	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 5.000%, 7/01/22 (ETM)	No Opt. Call	N/R (5)	517,195
2,005	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C, 5.000%, 6/01/31	6/28 at 100.00	BBB-	2,319,544
2,495	Total North Dakota			2,836,739
	Ohio – 2.8%
11,095	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2, 0.000%, 6/01/57	6/30 at 22.36	N/R	1,679,117
4,870	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 3.000%, 6/01/48	6/30 at 100.00	BBB+	4,936,232
26,400	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55	6/30 at 100.00	N/R	29,764,416
	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center Project, Liberty Community Authority, Series 2014C:
1,235	5.000%, 12/01/24	12/22 at 100.00	N/R	1,258,020
2,170	5.750%, 12/01/34	12/22 at 100.00	N/R	2,190,919
5,000	Cleveland, Ohio, Airport Special Revenue Bonds, Continental Airlines Inc Project, Series 1998, 5.375%, 9/15/27 (AMT)	5/21 at 100.00	B	5,015,700
2,405	Columbus-Franklin County Finance Authority, Ohio, Tax Increment Financing Revenue Bonds, Easton Project, Series 2020, 5.000%, 6/01/28, 144A	No Opt. Call	N/R	2,549,084
435	County of Greene, Ohio $6,260,000 Greene Town Center Improvement Revenue Bonds, Series 2009, 8.000%, 12/01/34	5/21 at 100.00	N/R	436,275
1,000	Evans Farm New Communty Authority, Ohio, Community Development Charge Revenue Bonds, Evans Farm Mixed-Use Project, Series 2020, 3.375%, 12/01/29	6/29 at 100.00	N/R	1,025,630
4,295	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/43	6/23 at 100.00	Ba2	4,432,139
2,000	Franklin County Convention Facilities Authority, Ohio, Hotel Project Revenue Bonds, Greater Columbus Convention Center Hotel Expansion Project, Series 2019, 5.000%, 12/01/51	12/29 at 100.00	BBB-	2,296,960
	Franklin County, Ohio, Health Care Facilities Revenue Bonds, Friendship Village of Dublin, Ohio, Inc, Refunding &Improvement Series 2014:
150	5.000%, 11/15/23	No Opt. Call	BBB+	163,876
205	5.000%, 11/15/24	No Opt. Call	BBB+	230,510
200	5.000%, 11/15/25	11/24 at 100.00	BBB+	224,436
500	5.000%, 11/15/26	11/24 at 100.00	BBB+	559,405

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Ohio (continued)
	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2007A:
$ 125	5.000%, 12/01/22	5/21 at 100.00	N/R	125,169
525	5.000%, 12/01/32	5/21 at 100.00	N/R	525,147
1,115	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2014A, 5.375%, 12/01/23	6/23 at 100.00	N/R	1,149,086
1,315	Licking County, Ohio, Health Care Facilities Revenue Bonds, Kendal at Granville Obligated Group, Refunding Series 2015A, 5.100%, 7/01/25 (6)	No Opt. Call	N/R	953,888
2,250	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/27	2/23 at 100.00	Ba2	2,378,160
7,515	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/21 (6)	No Opt. Call	N/R	9,394
7,500	Ohio Air Quality Development Authority, Ohio, Exempt Facilities Revenue Bonds, AMG Vanadium Project, Series 2019, 5.000%, 7/01/49, 144A (AMT)	7/29 at 100.00	B-	8,253,675
365	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (6)	No Opt. Call	N/R	456
20,775	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009D, 4.250%, 8/01/29 (Mandatory Put 9/15/21)	No Opt. Call	N/R	21,146,041
25,640	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (6)	No Opt. Call	N/R	32,050
2,065	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (6)	No Opt. Call	N/R	2,581
3,105	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010B, 3.750%, 6/01/33 (6)	No Opt. Call	N/R	3,881
215	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005B, 3.125%, 1/01/34 (6)	No Opt. Call	N/R	269
1,500	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33 (6)	No Opt. Call	N/R	1,875
1,730	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33 (6)	No Opt. Call	N/R	2,163
3,900	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (6)	No Opt. Call	N/R	4,875
1,115	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 4.375%, 6/01/33 (Mandatory Put 6/01/22)	No Opt. Call	N/R	1,148,450
11,485	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, AK Steel Holding Corporation, Refunding Series 2012A, 6.750%, 6/01/24 (AMT)	2/22 at 100.00	CCC	11,760,525
	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC Project, Series 2017:
1,500	4.250%, 1/15/38 (AMT), 144A	1/28 at 100.00	N/R	1,659,720
2,000	4.500%, 1/15/48 (AMT), 144A	1/28 at 100.00	N/R	2,224,160

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 720	Ohio Housing Finance Agency, Multifamily Housing Revenue Bonds, Sanctuary at Springboro Project, Series 20017, 5.125%, 1/01/32, 144A	10/25 at 101.00	N/R	713,786
1,775	Ohio Water Development Authority, Ohio, Environmental Improvement Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.600%, 5/01/29	11/21 at 100.00	Caa2	1,820,671
12,190	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Generating Corporation Project, Refunding Series 2006A, 3.000%, 5/15/49 (6)	No Opt. Call	N/R	15,238
8,610	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (6)	No Opt. Call	N/R	10,763
2,905	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2008B, 3.625%, 10/01/33 (6)	No Opt. Call	N/R	3,631
5,075	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2008C, 3.950%, 11/01/32 (6)	No Opt. Call	N/R	6,344
3,580	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2010A, 3.750%, 7/01/33 (6)	No Opt. Call	N/R	4,475
5,230	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2010C, 4.000%, 6/01/33 (6)	No Opt. Call	N/R	6,538
14,995	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (6)	No Opt. Call	N/R	18,744
490	Port of Greater Cincinnati Development Authority, Ohio, Public Improvement TOT Revenue Bonds, Series 2021, 3.750%, 12/01/31, 144A	12/28 at 100.00	N/R	492,564
250	Seneca County, Ohio, Health Care Facilities Revenue Bonds, VOA Care Rehabilitation Centers, Inc, Series 2014A, 5.625%, 7/01/25	7/24 at 100.00	N/R	248,442
	Southeastern Ohio Port Authority, Hosptial Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Improvement Series 2015:
430	5.000%, 12/01/23	No Opt. Call	BB-	469,285
595	5.000%, 12/01/24	No Opt. Call	BB-	665,686
415	5.000%, 12/01/25	12/24 at 100.00	BB-	460,359
2,670	5.500%, 12/01/29	12/24 at 100.00	BB-	2,959,775
	Southeastern Ohio Port Authority, Hosptial Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
2,240	5.750%, 12/01/32	12/22 at 100.00	BB-	2,361,430
1,920	6.000%, 12/01/42	12/22 at 100.00	BB-	1,979,040
	Toledo-Lucas County Port Authority, Ohio, Student Housing Revenue Bonds, CHF-Toledo, LLC - The University of Toledo Project, Series 2014A:
1,485	5.000%, 7/01/24	No Opt. Call	BBB-	1,604,498
2,250	5.000%, 7/01/29	7/24 at 100.00	BBB-	2,431,215
5,980	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 5.375%, 3/01/27	3/25 at 100.00	N/R	6,489,496
231,505	Total Ohio			130,906,264

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Oklahoma – 0.6%
	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc Project, Refunding Series 2017:
$ 500	5.000%, 11/15/26	11/25 at 102.00	BBB-	562,555
600	5.000%, 11/15/28	11/25 at 102.00	BBB-	671,430
400	5.000%, 11/15/29	11/25 at 102.00	BBB-	446,324
1,780	5.000%, 11/15/30	11/25 at 102.00	BBB-	1,977,099
730	5.000%, 11/15/32	11/25 at 102.00	BBB-	807,139
9,875	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc, Refunding Series 2000B, 5.500%, 6/01/35 (AMT)	6/23 at 100.00	N/R	10,557,955
2,915	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc, Refunding Series 2001B, 5.500%, 12/01/35 (AMT)	6/23 at 100.00	N/R	3,115,202
8,050	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc, Refunding Series 2015, 5.000%, 6/01/35 (Mandatory Put 6/01/25) (AMT)	6/25 at 100.00	B-	8,898,068
24,850	Total Oklahoma			27,035,772
	Oregon – 0.1%
750	Clackamas County Hospital Facility Authority, Oregon, Senior Living Revenue Bonds, Willamette View Project, Series 2017A, 5.000%, 11/15/32	11/25 at 102.00	N/R	832,350
740	Oregon Facilities Authority, Revenue Bonds, Metro East Web Academy Project, Series 2019A, 3.750%, 6/15/29, 144A	6/27 at 102.00	N/R	766,943
430	Oregon Facilities Authority, Revenue Bonds, Redmond Proficiency Academy Project, Series 2016A, 4.500%, 6/15/28	6/25 at 100.00	N/R	452,966
75	Oregon Housing and Community Services Department, Multifamily Housing Revenue Bonds, Series 2012B, 3.700%, 7/01/32 (AMT)	7/22 at 100.00	Aaa	75,441
550	Polk County Hospital Facility Authority, Oregon, Revenue Bonds, Dallas Retirement Village Project, Series 2015A, 5.000%, 7/01/25	No Opt. Call	N/R	583,765
405	Port of Saint Helens, Oregon, Pollution Control Revenue Bonds, Boise Cascade Project, Series 1997, 5.650%, 12/01/27	5/21 at 100.00	N/R	405,478
2,950	Total Oregon			3,116,943
	Pennsylvania – 6.8%
5,045	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.750%, 12/01/27	12/21 at 100.00	Caa2	5,198,418
5,955	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center System, Series 2007A-1, 0.957%, 2/01/37 (3-Month LIBOR *67% reference rate + 0.820% spread) (7)	8/21 at 100.00	A	5,895,510
365	Allegheny County Industrial Development Authority, Pennsylvania, , Charter School Revenue Bonds, Propel Charter School-Sunrise, Series 2013, 5.250%, 7/15/23	No Opt. Call	BB+	382,060
3,770	Allegheny County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corp, Refunding Series 2019, 4.875%, 11/01/24	No Opt. Call	Caa2	4,034,352
7,200	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg Mills Project, Series 2004, 5.600%, 7/01/23 (6)	5/21 at 100.00	N/R	6,480,000

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 2,000	Allentown Commercial and Industrial Development Authority, Pennsylvania, Revenue Bonds, Executive Education Academy Charter School, Series 2017, 5.875%, 7/01/32, 144A	7/24 at 100.00	N/R	2,152,380
2,000	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/32	5/22 at 100.00	Baa3	2,078,600
5,245	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, 615 Waterfront Project, Senior Series 2021, 6.000%, 5/01/42, 144A	5/31 at 100.00	N/R	6,462,027
1,625	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018, 5.000%, 5/01/28, 144A	No Opt. Call	Baa3	1,956,890
	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Subordinate Lien, Series 2018:
12,775	5.000%, 5/01/28 , 144A	No Opt. Call	N/R	15,216,430
1,685	5.125%, 5/01/32 , 144A	5/28 at 100.00	N/R	1,975,106
2,750	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/27, 144A	No Opt. Call	Baa3	3,263,095
8,195	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.500%, 4/01/41 (6)	No Opt. Call	N/R	10,244
6,755	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (6)	No Opt. Call	N/R	8,444
8,470	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008A, 2.700%, 4/01/35 (6)	No Opt. Call	N/R	10,588
18,995	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (6)	No Opt. Call	N/R	23,744
26,515	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 4.250%, 10/01/47 (Mandatory Put 4/01/21)	No Opt. Call	N/R	27,310,450
	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Tower Health Project, Series 2017:
2,210	5.000%, 11/01/27	No Opt. Call	B+	2,432,724
2,000	5.000%, 11/01/47	11/27 at 100.00	B+	2,006,300
15,275	5.000%, 11/01/50	11/27 at 100.00	B+	15,287,220
10,000	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital & Medical Center Project, Series 2012A, 5.000%, 11/01/44	5/22 at 100.00	B+	10,009,900
	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2020A:
750	5.000%, 2/01/29	No Opt. Call	B+	825,982
800	5.000%, 2/01/30	No Opt. Call	B+	881,936
700	5.000%, 2/01/31	No Opt. Call	B+	773,570
800	5.000%, 2/01/32	No Opt. Call	B+	886,624
14,500	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2020B-2, 5.000%, 2/01/40 (Mandatory Put 2/01/27)	8/26 at 101.63	B+	15,802,535
5,000	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2020B-3, 5.000%, 2/01/40 (Mandatory Put 2/01/30)	8/29 at 101.50	B+	5,556,350

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 3,210	Bucks County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, US Steel Corporation, Refunding Series 2011, 6.750%, 6/01/26	12/21 at 100.00	Caa2	3,307,616
	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, Grand View Hospital, Series 2021:
4,495	4.000%, 7/01/46	7/31 at 100.00	BB+	4,780,333
4,000	4.000%, 7/01/51	7/31 at 100.00	BB+	4,230,169
3,130	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane Charter School Project, Series 2016, 5.000%, 3/15/26	No Opt. Call	BBB-	3,423,312
4,980	Butler County General Authority, Pennsylvania, School Revenue Bonds, Butler Area School District Project, Series 2007, 0.859%, 10/01/34 (3-Month LIBOR *67% reference rate + 0.700% spread) (7)	5/21 at 100.00	A2	4,911,525
	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Simpson Senior Services Project, Series 2015A:
905	5.000%, 12/01/21	No Opt. Call	N/R	916,213
295	5.000%, 12/01/30	12/25 at 100.00	N/R	304,868
1,330	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2017A, 4.000%, 12/15/27	No Opt. Call	BBB-	1,420,932
850	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium Chater School Project, Series 2012A, 5.000%, 10/15/22	No Opt. Call	BB	878,203
2,790	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium Chater School Project, Series 2017A, 5.000%, 10/15/27	4/27 at 100.00	BB	3,114,923
485	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Renaissance Academy Charter School Project, Series 2014, 3.750%, 10/01/24	No Opt. Call	BBB-	504,109
275	Chester County Industrial Development Authority, Pennsylvania, Special Obligation Bonds, Woodlands at Greystone Project, Series 2018, 4.375%, 3/01/28, 144A	No Opt. Call	N/R	281,300
1,000	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Clarion University Foundation Inc Student Housing Project at Clarion University, Series 2014A, 5.000%, 7/01/34	7/24 at 100.00	A1	1,102,910
	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014:
655	5.000%, 5/01/23	No Opt. Call	Baa3	701,734
500	5.000%, 5/01/24	No Opt. Call	Baa3	550,285
2,500	5.000%, 5/01/37	5/24 at 100.00	Baa3	2,676,000
1,250	Dauphin County General Authority, Pennsylvania, Revenue Bonds, Harrisburg University of Science & Technology Project, Series 2017, 5.000%, 10/15/34, 144A	10/27 at 100.00	BB	1,249,920
550	Delaware County Authority, Pennsylvania, Revenue Bonds, Elwyn, Inc Project, Series 2017, 5.000%, 6/01/27	6/25 at 102.00	BB	596,728
8,000	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2007C, 0.878%, 6/01/37 (3-Month LIBOR *67% reference rate + 0.750% spread) (7)	5/21 at 100.00	A+	7,852,320
60,000	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2018E, 2.073%, 9/01/48 (Mandatory Put 9/01/25) (UB) (4)	9/24 at 100.00	A+	60,235,701
515	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A, 5.000%, 7/01/22	No Opt. Call	Ba1	537,485

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 870	East Allegheny School District, Allegheny County, Pennsylvania, General Obligation Bonds, Limited Tax Series 2018A, 4.125%, 10/01/39 – BAM Insured	10/22 at 100.00	A2	911,395
	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc - Student Housing Project at Millersville University, Series 2014:
870	5.000%, 7/01/22	No Opt. Call	BB+	888,079
405	5.000%, 7/01/24	No Opt. Call	BB+	421,662
1,000	5.000%, 7/01/29	7/24 at 100.00	BB+	1,028,360
1,625	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A, 6.000%, 6/01/39	6/23 at 100.00	Ba3	1,732,217
2,000	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Villages Project, Series 2015, 5.000%, 11/01/35	5/25 at 100.00	A	2,196,440
1,000	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne's Retirement Community, Inc, Series 2012, 5.000%, 4/01/27	4/22 at 100.00	BB+	1,022,190
	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, United Zion Retirement Community, Series 2017A:
2,190	4.500%, 12/01/29	6/27 at 100.00	N/R	2,253,181
500	5.000%, 12/01/32	6/27 at 100.00	N/R	521,470
3,066	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33, 144A	7/24 at 100.00	N/R	3,161,659
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Holy Redeemer Health System Inc, Refunding Series 2014A:
1,165	5.000%, 10/01/24	No Opt. Call	Ba2	1,284,133
1,200	5.000%, 10/01/25	10/24 at 100.00	Ba2	1,317,552
2,030	5.000%, 10/01/26	10/24 at 100.00	Ba2	2,221,023
1,000	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, Whitemarsh Continuing Care Retirement Community Project, Series 2015, 5.000%, 1/01/30	1/25 at 100.00	N/R	1,054,240
1,670	Northampton County Industrial Development Authority, Pennsylvania, Tax Increment Financing Revenue Bonds, Route 33 Project, Series 2013, 7.000%, 7/01/32	7/23 at 100.00	N/R	1,798,807
635	Northeastern Pennsylvania Hospital and Education Authority, University Revenue Bonds, Wilkes University Project, Refunding Series 2016A, 5.000%, 3/01/27	3/26 at 100.00	BBB-	700,742
5,160	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-1, 10.000%, 12/01/40, 144A	6/30 at 100.00	N/R	5,512,480
5,160	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-2, 10.000%, 12/01/40, 144A (AMT)	6/30 at 100.00	N/R	5,512,480
8,585	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40 (6)	No Opt. Call	N/R	10,731
140	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41 (6)	No Opt. Call	N/R	175
680	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, CarbonLITE P, LLC Project, Series 2019, 5.250%, 6/01/26, 144A (AMT)	No Opt. Call	N/R	408,097

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 2,690	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2015A, 5.000%, 11/01/29	11/25 at 100.00	BBB	3,086,533
	Philadelphia Authority for Industrial Development Senior Living Facilities, Philadelphia, Pennsylvania, Revenue Bonds, Wesley Enhanced Living Obligated Group, Series 2017A:
200	5.000%, 7/01/31	7/27 at 100.00	BB	214,124
500	5.000%, 7/01/32	7/27 at 100.00	BB	533,020
7,000	Philadelphia Authority for Industrial Development Senior Living Facilities, Philadelphia, Pennsylvania, Revenue Bonds, Wesley Enhanced Living Obligated Group, Taxable Series 2017B, 6.250%, 7/01/31	No Opt. Call	BB	7,057,330
525	Philadelphia Authority for Industrial Development, Pennsylvania, Charter School Revenue Bonds, Mast Community Charter School II Project, Series 2020A, 5.000%, 8/01/30	No Opt. Call	BBB-	620,823
980	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Nueva Esperanza, Inc - Esperanza Academy Charter School, Series 2013, 6.375%, 1/01/23 (ETM)	No Opt. Call	N/R (5)	1,053,637
875	Quakertown General Authority Health Facilities Revenue USDA Loan Anticipation Notes and Revenue Bonds for LifeQuest Obligated Group, Pennsylvania, Series 2017C, 5.300%, 7/01/42	7/22 at 100.00	N/R	862,855
3,020	Saint Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2007F, 0.960%, 11/15/34 (3-Month LIBOR *67% reference rate + 0.830% spread) (7)	5/21 at 100.00	AA-	3,003,511
	Scranton, Lackawanna County, Pennsylvania, General Obligation Bonds, Refunding Series 2017:
1,745	5.000%, 9/01/24 , 144A	No Opt. Call	BB+	1,918,209
405	5.000%, 9/01/25 , 144A	No Opt. Call	BB+	454,228
420	5.000%, 9/01/26 , 144A	No Opt. Call	BB+	479,527
440	5.000%, 9/01/27 , 144A	No Opt. Call	BB+	509,516
1,585	5.000%, 9/01/28 , 144A	9/27 at 100.00	BB+	1,821,989
3,650	5.000%, 9/01/29 , 144A	9/27 at 100.00	BB+	4,165,927
	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016:
2,020	5.000%, 11/15/26	5/24 at 100.00	BB+	2,187,256
9,265	5.000%, 11/15/32	5/24 at 100.00	BB+	9,874,730
5,000	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016, 5.000%, 6/01/36	6/26 at 100.00	BB+	5,345,850
545	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center Tax Increment Bonds, Series 2018, 4.000%, 7/01/23	No Opt. Call	BB	555,426
354,911	Total Pennsylvania			318,199,669
	Puerto Rico – 10.6%
48,500	Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	5/21 at 15.61	N/R	7,541,265

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A:
$ 49,175	5.000%, 7/01/30 , 144A	No Opt. Call	N/R	59,174,992
17,000	5.000%, 7/01/35 , 144A	7/30 at 100.00	N/R	19,994,574
15,000	5.000%, 7/01/47 , 144A	7/30 at 100.00	N/R	17,381,850
785	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.125%, 7/01/24	No Opt. Call	CCC	859,536
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
8,155	5.000%, 7/01/21	No Opt. Call	CCC	8,258,161
4,370	5.000%, 7/01/23	5/21 at 100.00	CCC	4,380,925
7,875	5.500%, 7/01/28	7/22 at 100.00	CCC	8,333,876
3,000	5.250%, 7/01/29	7/22 at 100.00	CCC	3,165,000
3,440	5.000%, 7/01/33	7/22 at 100.00	CCC	3,617,814
4,570	5.125%, 7/01/37	7/22 at 100.00	CCC	4,813,444
3,000	5.750%, 7/01/37	7/22 at 100.00	CCC	3,184,650
1,380	5.250%, 7/01/42	7/22 at 100.00	CCC	1,455,900
7,865	Puerto Rico Electric Power Authority, Power Revenue Bonds, Federally Taxable Build America Bonds, Series 2010YY, 4.050%, 7/01/40 (6)	5/21 at 100.00	D	6,990,019
635	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2005SS, 3.926%, 7/01/30 (6)	5/21 at 100.00	D	573,881
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2010DDD:
1,000	3.957%, 7/01/21 (6)	5/21 at 100.00	D	907,500
1,000	3.957%, 7/01/21 (6)	No Opt. Call	N/R	902,500
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A:
3,000	3.957%, 7/01/29 (6)	7/22 at 100.00	D	2,722,500
78	3.957%, 7/01/42 (6)	7/22 at 100.00	D	67,178
14,155	3.957%, 7/01/42 (6)	7/22 at 100.00	D	12,845,662
45	3.961%, 7/01/42 (6)	7/22 at 100.00	D	40,838
470	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 3.999%, 7/01/21 (6)	No Opt. Call	N/R	426,525
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT:
200	3.957%, 7/01/21 (6)	No Opt. Call	N/R	178,250
1,140	3.957%, 7/01/21 (6)	5/21 at 100.00	D	1,034,550
6,205	3.957%, 7/01/22 (6)	5/21 at 100.00	D	5,631,037
450	3.957%, 7/01/23 (6)	5/21 at 100.00	D	408,375
35	3.957%, 7/01/25 (6)	5/21 at 100.00	D	31,763
115	3.957%, 7/01/27 (6)	5/21 at 100.00	D	104,363
12	3.957%, 7/01/32 (6)	5/21 at 100.00	D	10,335
1,230	3.957%, 7/01/32 (6)	5/21 at 100.00	D	1,116,225
2,310	3.957%, 7/01/37 (6)	5/21 at 100.00	D	2,096,325

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV:
$ 1,100	3.999%, 7/01/21 (6)	No Opt. Call	N/R	998,250
2,255	3.957%, 7/01/24 (6)	5/21 at 100.00	D	2,046,412
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA:
975	3.978%, 7/01/23 (6)	5/21 at 100.00	D	887,250
2,000	3.978%, 7/01/24 (6)	5/21 at 100.00	D	1,820,000
2,140	3.998%, 7/01/27 (6)	5/21 at 100.00	D	1,947,400
9,664	3.978%, 7/01/28 (6)	5/21 at 100.00	D	8,794,240
7,020	3.978%, 7/01/29 (6)	5/21 at 100.00	D	6,388,200
5,184	3.978%, 7/01/31 (6)	5/21 at 100.00	D	4,717,440
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010CCC:
50	3.957%, 7/01/22 (6)	5/21 at 100.00	D	45,375
2,100	3.957%, 7/01/24 (6)	5/21 at 100.00	D	1,905,750
400	3.926%, 7/01/25 (6)	5/21 at 100.00	D	361,500
50	3.957%, 7/01/25 (6)	5/21 at 100.00	D	45,375
1,995	3.978%, 7/01/27 (6)	5/21 at 100.00	D	1,815,450
490	3.957%, 7/01/28 (6)	5/21 at 100.00	D	444,675
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX:
695	3.926%, 7/01/25 (6)	5/21 at 100.00	D	628,106
110	3.978%, 7/01/27 (6)	5/21 at 100.00	D	100,100
0	3.978%, 7/01/40 (6)	5/21 at 100.00	D	0
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010ZZ:
1,145	3.978%, 7/01/21 (6)	5/21 at 100.00	D	1,041,950
7,620	3.978%, 7/01/22 (6)	5/21 at 100.00	D	6,934,200
10,655	3.978%, 7/01/22 (6)	5/21 at 100.00	D	9,216,575
4,320	3.978%, 7/01/23 (6)	5/21 at 100.00	D	3,931,200
350	3.957%, 7/01/24 (6)	5/21 at 100.00	D	317,625
1,260	3.978%, 7/01/24 (6)	5/21 at 100.00	D	1,146,600
1,000	3.978%, 7/01/25 (6)	5/21 at 100.00	D	910,000
1,090	3.957%, 7/01/28 (6)	5/21 at 100.00	D	989,175
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2013A:
730	4.123%, 7/01/33 (6)	7/23 at 100.00	D	680,725
3,415	4.102%, 7/01/36 (6)	7/23 at 100.00	D	3,175,950
745	4.123%, 7/01/43 (6)	7/23 at 100.00	D	694,713
500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2016D-4-RSA-1, 4.164%, 7/01/21 (6)	No Opt. Call	N/R	474,375

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW:
$ 280	3.999%, 7/01/21 (6)	5/21 at 100.00	D	255,500
2,850	3.988%, 7/01/22 (6)	5/21 at 100.00	D	2,597,062
5,597	3.988%, 7/01/23 (6)	5/21 at 100.00	D	5,100,266
20	3.978%, 7/01/25 (6)	5/21 at 100.00	D	18,200
130	3.957%, 7/01/28 (6)	5/21 at 100.00	D	117,975
1,060	5.250%, 7/01/33 (6)	5/21 at 100.00	D	964,600
3,990	3.999%, 7/01/38 (6)	5/21 at 100.00	D	3,640,875
7,530	Puerto Rico Electric Power Authority, Power Revenue Bonds, Taxable Build America Bond Series 2010EE, 4.044%, 7/01/32 (6)	5/21 at 100.00	D	6,692,287
4,950	Puerto Rico Electric Power Authority, Power Revenue Bonds, Taxable Series 2010BBB, 3.990%, 7/01/28 (6)	5/21 at 100.00	D	4,226,062
3,235	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	C	3,601,339
2,050	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Refunding Series 2005C, 5.500%, 7/01/28 – AMBAC Insured	No Opt. Call	C	2,275,412
785	Puerto Rico Municipal Finance Agency, Series 2002A, 5.000%, 8/01/27 – AGM Insured	5/21 at 100.00	A2	810,450
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
585	0.000%, 7/01/27	No Opt. Call	N/R	513,232
570	0.000%, 7/01/29	7/28 at 98.64	N/R	470,147
827	0.000%, 7/01/33	7/28 at 86.06	N/R	588,055
209,681	0.000%, 7/01/46	7/28 at 41.38	N/R	64,250,452
31,781	0.000%, 7/01/51	7/28 at 30.01	N/R	7,034,724
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2:
8,400	4.329%, 7/01/40	7/28 at 100.00	N/R	9,006,648
1,380	4.329%, 7/01/40	7/28 at 100.00	N/R	1,479,664
172,380	Puerto Rico, General Obligation Bonds, Public Improvement, Series 2014A, 3.180%, 7/01/35 (6)	5/21 at 100.00	D	135,749,250
	University of Puerto Rico, University System Revenue Bonds, Refunding Series 2006P:
7,800	5.000%, 6/01/21	5/21 at 100.00	C	7,800,000
505	5.000%, 6/01/22	5/21 at 100.00	C	502,475
25	5.000%, 6/01/23	5/21 at 100.00	C	24,750
250	5.000%, 6/01/24	5/21 at 100.00	C	246,250
275	5.000%, 6/01/30	5/21 at 100.00	C	266,750
	University of Puerto Rico, University System Revenue Bonds, Series 2006Q:
230	5.000%, 6/01/21	5/21 at 100.00	C	230,000
375	5.000%, 6/01/22	5/21 at 100.00	C	373,125
742,794	Total Puerto Rico			499,543,974

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Rhode Island – 0.0%
$ 1,115	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A, 5.000%, 9/01/23 (ETM)	No Opt. Call	N/R (5)	1,244,229
	South Carolina – 0.2%
400	Berkeley County, South Carolina, Special Assessment Revenue Bonds, Nexton Improvement District, Series 2019, 4.000%, 11/01/30	11/29 at 100.00	N/R	447,308
750	Richland County, South Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Refunding Series 2014A, 3.875%, 4/01/23 (AMT)	No Opt. Call	BBB	796,793
935	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Hilton Head Christian Academy, Series 2020, 5.000%, 1/01/40, 144A	1/30 at 100.00	N/R	926,491
300	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Palmetto Scholars Academy Project, Series 2015A, 4.500%, 8/15/25, 144A	2/25 at 100.00	BB+	315,483
375	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, York Preparatory Academy Project, Series 2014A, 5.750%, 11/01/23	No Opt. Call	N/R	391,538
1,000	South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue Bonds, Columbia College, Refunding Series 2020A, 5.500%, 10/01/35	10/27 at 103.00	N/R	1,053,620
1,560	South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue Bonds, High Point Academy Project, Series 2018A, 5.000%, 6/15/29, 144A	12/26 at 100.00	Ba1	1,726,078
	South Carolina Jobs-Economic Development Authority, Health Facilities Revenue Bonds, Lutheran Homes of South Carolina Inc, Series 2013:
1,170	5.000%, 5/01/22	No Opt. Call	N/R	1,197,975
1,000	5.000%, 5/01/23	No Opt. Call	N/R	1,043,970
400	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2013A, 5.250%, 8/01/24 (Pre-refunded 8/01/23)	8/23 at 100.00	N/R (5)	446,576
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A:
540	5.000%, 12/01/27	6/26 at 100.00	A-	651,488
125	5.000%, 12/01/28	6/26 at 100.00	A-	150,514
830	5.000%, 12/01/29	6/26 at 100.00	A-	998,199
220	Walnut Creek Improvement District, Lancaster County, South Carolina, Assessment Revenue Bonds, Series 2016A-1, 3.125%, 12/01/22	No Opt. Call	N/R	223,645
9,605	Total South Carolina			10,369,678
	Tennessee – 1.1%
500	Blount County Health and Educational Facilites Board, Tennessee, Revenue Refunding Bonds, Asbury, Inc, Series 2016A, 5.000%, 1/01/31	1/25 at 102.00	N/R	434,985
	Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle Project, Capital Appreciation Series 2016B:
2,350	0.000%, 12/01/21 , 144A	No Opt. Call	N/R	2,293,153
2,535	0.000%, 12/01/22 , 144A	No Opt. Call	N/R	2,377,957
3,670	0.000%, 12/01/23 , 144A	No Opt. Call	N/R	3,303,587
1,905	0.000%, 12/01/24 , 144A	No Opt. Call	N/R	1,642,320
3,135	0.000%, 12/01/25 , 144A	No Opt. Call	N/R	2,582,237
3,245	0.000%, 12/01/26 , 144A	No Opt. Call	N/R	2,553,847
3,310	0.000%, 12/01/31 , 144A	No Opt. Call	N/R	1,970,344

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Tennessee (continued)
$ 1,850	Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle Project, Series 2016A, 5.000%, 12/01/35, 144A	12/26 at 100.00	N/R	1,891,033
1,500	Bristol Industrial Development Board, Tennessee, Tax Increment Revenue Bonds, Pinnacle Project, Series 2016, 5.000%, 6/01/27	6/26 at 100.00	N/R	1,564,710
420	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Appalachian Christian Village Project, Refunding & Improvement Series 2013, 4.000%, 2/15/23 (6)	No Opt. Call	N/R	392,700
1,190	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc, Series 2017, 5.000%, 4/01/36	4/27 at 100.00	BBB	1,381,804
	Knox County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Bonds, Provision Center for Proton Therapy Project, Series 2014:
17,710	5.250%, 5/01/25 , 144A (6), (8)	11/24 at 100.00	N/R	12,397,000
5,685	6.000%, 5/01/34 , 144A (6), (8)	11/24 at 100.00	N/R	3,979,500
930	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board, Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Series 2017A, 4.750%, 7/01/27	No Opt. Call	N/R	921,909
1,860	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 4.625%, 6/15/27, 144A (6)	No Opt. Call	N/R	1,116,000
	The Health and Educational Facilities Board of the City of Franklin, Tennessee, Revenue Bonds, Provision Cares Proton Therapy Center, Nashville Project, Series 2017A:
4,000	6.500%, 6/01/27 , 144A (6), (8)	No Opt. Call	N/R	2,200,000
12,635	7.125%, 6/01/32 , 144A (6), (8)	6/27 at 100.00	N/R	6,949,250
850	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/21	No Opt. Call	BBB+	867,221
	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C:
40	5.000%, 2/01/24	No Opt. Call	Baa2	44,751
190	5.000%, 2/01/25	No Opt. Call	Baa2	218,796
69,510	Total Tennessee			51,083,104
	Texas – 4.1%
935	Anna, Texas, Special Assessment Revenue Bonds, Hurricane Creek Public Improvement District Area 1 Project, Series 2019, 5.750%, 9/01/29, 144A	No Opt. Call	N/R	1,036,906
535	Anna, Texas, Special Assessment Revenue Bonds, Hurricane Creek Public Improvement District Major Improvement Area Project, Series 2019, 6.000%, 9/01/29, 144A	No Opt. Call	N/R	603,988
420	Argyle, Texas, Special Assessment Revenue Bonds, Highlands of Argyle Public Improvement District 1 Project, Series 2017, 4.250%, 9/01/27	No Opt. Call	N/R	454,310
1,000	Argyle, Texas, Special Assessment Revenue Bonds, Waterbrook of Argyle Public Improvement District Project, Series 2018, 4.625%, 9/01/28, 144A	No Opt. Call	N/R	1,131,780
	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Leadership Prep School, Series 2016A:
530	4.000%, 6/15/26	6/21 at 100.00	BB	532,767
210	5.000%, 6/15/36	6/21 at 100.00	BB	211,247
730	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, UME Preparatory Academy, Taxable Series 2017A, 4.550%, 8/15/28	8/27 at 100.00	N/R	790,356

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Texas (continued)
$ 700	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Wayside Schools, Series 2016A, 3.800%, 8/15/26	8/21 at 100.00	BB	701,582
	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public Improvement District Phases 2 Project, Series 2018:
475	5.000%, 9/01/23 , 144A	No Opt. Call	N/R	497,107
530	5.500%, 9/01/28 , 144A	9/23 at 103.00	N/R	585,258
1,030	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Winn Ridge South Public Improvement District Project, Series 2017, 5.500%, 9/01/27, 144A	No Opt. Call	N/R	1,149,428
	Austin Convention Enterprises Inc, Texas, Convention Center Hotel Revenue Bonds, Refunding First Tier Series 2017A:
400	5.000%, 1/01/22	No Opt. Call	BB+	409,800
165	5.000%, 1/01/30	1/27 at 100.00	BB+	184,562
1,800	5.000%, 1/01/31	1/27 at 100.00	BB+	2,001,798
1,700	5.000%, 1/01/32	1/27 at 100.00	BB+	1,882,971
985	5.000%, 1/01/33	1/27 at 100.00	BB+	1,086,839
580	5.000%, 1/01/34	1/27 at 100.00	BB+	637,577
	Austin Convention Enterprises Inc, Texas, Convention Center Hotel Revenue Bonds, Refunding Second Tier Series 2017B:
1,445	5.000%, 1/01/24	No Opt. Call	B	1,489,289
540	5.000%, 1/01/25	No Opt. Call	B	559,494
1,680	5.000%, 1/01/27	No Opt. Call	B	1,732,702
990	5.000%, 1/01/28	1/27 at 100.00	B	1,014,512
1,445	5.000%, 1/01/29	1/27 at 100.00	B	1,467,484
880	5.000%, 1/01/30	1/27 at 100.00	B	885,966
1,985	5.000%, 1/01/32	1/27 at 100.00	B	1,983,730
1,525	5.000%, 1/01/34	1/27 at 100.00	B	1,509,658
460	Austin, Travis, Williamson and Hays Counties, Texas, Special Assessment Revenue Bonds, Whisper Valley Public Improvement District Improvement Area 1, Series 2019, 4.000%, 11/01/29, 144A	No Opt. Call	N/R	503,700
	Celina, Texas, Special Assessment Revenue Bonds, Cambridge Crossing Public Improvement District Phase 1 Project, Series 2018:
545	4.125%, 9/01/23 , 144A	No Opt. Call	N/R	563,666
1,090	4.625%, 9/01/28 , 144A	No Opt. Call	N/R	1,241,652
	Celina, Texas, Special Assessment Revenue Bonds, Cambridge Crossing Public Improvement District Phases 2-7 Major Improvement Project, Series 2018:
690	4.375%, 9/01/23 , 144A	No Opt. Call	N/R	716,116
1,395	5.000%, 9/01/28 , 144A	No Opt. Call	N/R	1,612,620
245	Celina, Texas, Special Assessment Revenue Bonds, Celina Sutton Fields II Public Improvement District Neighborhood Improvement Areas 2-3 Project, Series 2019, 4.125%, 9/01/39, 144A	9/29 at 100.00	N/R	265,347
2,040	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 1 Project, Series 2014, 6.375%, 9/01/28	9/22 at 103.00	N/R	2,156,260

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Texas (continued)
$ 650	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 2 & 3 Major improvement Project, Series 2014, 6.750%, 9/01/24	9/22 at 103.00	N/R	668,993
270	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 2 Project, Series 2018, 5.125%, 9/01/28, 144A	No Opt. Call	N/R	302,419
	Celina, Texas, Special Assessment Revenue Bonds, Edgewood Creek Public Improvement District Phase 1 Project, Series 2021:
200	3.250%, 9/01/26 , 144A	No Opt. Call	N/R	200,290
200	3.750%, 9/01/31 , 144A	No Opt. Call	N/R	199,995
	Celina, Texas, Special Assessment Revenue Bonds, Edgewood Creek Public Improvement District Phase 2-3 Major Improvement Project, Series 2021:
250	4.750%, 9/01/31 , 144A	No Opt. Call	N/R	249,984
50	5.250%, 9/01/41 , 144A	9/31 at 100.00	N/R	49,935
305	Celina, Texas, Special Assessment Revenue Bonds, Glen Crossing Public Improvement District Phase 1 Project, Series 2016, 4.200%, 9/01/27	9/26 at 100.00	N/R	340,612
205	Celina, Texas, Special Assessment Revenue Bonds, Glen Crossing Public Improvement District Phase 1B, Series 2018, 4.750%, 9/01/28, 144A	No Opt. Call	N/R	231,537
	Celina, Texas, Special Assessment Revenue Bonds, Glen Crossing Public Improvement District Project, Series 2018:
176	4.625%, 9/01/23	No Opt. Call	N/R	182,887
375	5.000%, 9/01/28	No Opt. Call	N/R	430,313
825	Celina, Texas, Special Assessment Revenue Bonds, Lakes at Mustang Ranch Public Improvement District Phase 2-9 Major improvement Project, Series 2015, 5.500%, 9/01/24	9/22 at 103.00	N/R	852,332
1,225	Celina, Texas, Special Assessment Revenue Bonds, Ownsby Farms Public Improvement District Phase 1 Project, Series 2017, 5.750%, 9/01/32	9/27 at 100.00	N/R	1,306,524
520	Celina, Texas, Special Assessment Revenue Bonds, Ownsby Farms Public Improvement District Phase 2 Major Improvement Project, Series 2017, 6.125%, 9/01/32	9/27 at 100.00	N/R	557,877
	Celina, Texas, Special Assessment Revenue Bonds, Wells North Public Improvement District Neighborhood Improvement Area 1 Project, Series 2016:
285	4.375%, 9/01/26 , 144A	9/22 at 103.00	N/R	302,969
100	5.000%, 9/01/36 , 144A	9/22 at 103.00	N/R	106,024
780	City of Shenandoah, Montgomery County, Texas, Special Assessment Revenue Bonds, Metropark Public Improvement District, Series 2018, 5.000%, 9/01/28	No Opt. Call	N/R	877,906
700	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2016B, 5.000%, 8/15/26	No Opt. Call	A-	830,557
700	Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds, Improvement Area 1 Project, Series 2016, 5.750%, 9/01/28	9/23 at 103.00	N/R	774,830
260	Comal County, Texas, Special Assessment Revenue Bonds, Crossings Public Improvement District, Series 2017, 4.000%, 9/01/27	No Opt. Call	N/R	275,439
351	Dallas County Schools, Texas, Public Property Finance Contructual Obligations, Series 2014, 5.370%, 6/01/22 (6)	No Opt. Call	B3	351,590
490	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, John H Wood Jr Public Charter District, Inspire Academies, Series 2013A, 5.250%, 8/15/23 (ETM)	No Opt. Call	BBB- (5)	521,301

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Texas (continued)
	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A:
$ 255	5.000%, 9/01/21	No Opt. Call	BBB-	258,800
230	5.000%, 9/01/22	No Opt. Call	BBB-	241,679
325	5.000%, 9/01/23	No Opt. Call	BBB-	352,524
305	5.000%, 9/01/24	No Opt. Call	BBB-	342,131
1,785	5.250%, 9/01/29	9/24 at 100.00	BBB-	1,978,101
	Fate, Rockwall County, Texas, Special Assessment Revenue Bonds, Williamsburg Public Improvement District 1 Phase 2B, 2C & 3A1, Series 2019:
270	3.125%, 8/15/24 , 144A	No Opt. Call	N/R	276,656
510	3.500%, 8/15/29 , 144A	8/27 at 100.00	N/R	551,070
110	4.000%, 8/15/39 , 144A	8/27 at 100.00	N/R	118,470
	Flower Mound, Texas, Special Assessment Revenue Bonds, River Walk Public Improvement District 1, Refunding Series 2021:
925	2.625%, 9/01/26 , 144A	No Opt. Call	N/R	917,149
750	3.250%, 9/01/31 , 144A	No Opt. Call	N/R	736,319
6,080	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (AMT)	10/22 at 100.00	B3	6,225,069
785	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (AMT)	5/21 at 100.00	B3	785,926
	Hackberry, Texas, Combination Special Assessment and Contract Revenue Road and Utility Bonds, Hidden Cove Improvement District 2, Series 2017:
280	4.000%, 9/01/23	No Opt. Call	BBB-	301,538
295	4.000%, 9/01/24	No Opt. Call	BBB-	324,438
310	4.000%, 9/01/25	No Opt. Call	BBB-	346,475
335	4.000%, 9/01/27	No Opt. Call	BBB-	384,855
560	Hackberry, Texas, Special Assessment Revenue Bonds, Hackberry Public Improvement District 3 Phase 13-16 Project, Refunding & Improvement Series 2017, 4.500%, 9/01/27	No Opt. Call	N/R	623,661
925	Hackberry, Texas, Special Assessment Revenue Bonds, Rivendale by the Lake Public Improvement District 2 Phases 4-6, Series 2017, 4.125%, 9/01/27	No Opt. Call	N/R	999,573
	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men's Christian Association of the Greater Houston Area, Series 2013A:
915	5.000%, 6/01/23	No Opt. Call	Baa2	957,566
1,400	5.000%, 6/01/28	6/23 at 100.00	Baa2	1,459,150
2,565	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/35 – NPFG Insured	11/24 at 52.47	BB	1,214,143
	Haslett, Texas, Special Assessment Revenue Bonds, Haslet Public Improvement District 5 Improvement Area 1 Project, Series 2019:
230	3.250%, 9/01/24 , 144A	No Opt. Call	N/R	237,293
435	3.625%, 9/01/29 , 144A	No Opt. Call	N/R	472,558
150	4.125%, 9/01/39 , 144A	9/29 at 100.00	N/R	164,319

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Texas (continued)
$ 2,000	Hays County, Texas, Special Assessment Revenue Bonds, La Cima Public Improvement District Major Public Improvement Project, Series 2015, 6.250%, 9/15/27	9/25 at 100.00	N/R	2,087,120
4,300	Hemphill County Hospital District, Texas, General Obligation Bonds, Series 2019, 5.250%, 2/01/32	2/29 at 100.00	N/R	4,814,839
1,250	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc - Terminal Improvement Project, Refunding Series 2011, 6.500%, 7/15/30 (AMT)	7/21 at 100.00	B	1,277,325
10,240	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc Terminal Improvement Project, Refunding Series 2015B-1, 5.000%, 7/15/35 (AMT)	7/25 at 100.00	B	11,282,944
3,600	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc Airport Improvements Project, Refunding Series 2020C, 5.000%, 7/15/27 (AMT)	No Opt. Call	B-	4,228,344
1,000	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2015, 5.000%, 8/15/25	No Opt. Call	A-	1,177,180
925	Kyle, Texas, Special Assessment Revenue Bonds, 6 Creeks Public Improvement District Improvement Area 1 Project, Series 2019, 4.125%, 9/01/29, 144A	No Opt. Call	N/R	1,026,278
425	Kyle, Texas, Special Assessment Revenue Bonds, Southwest Kyle Public Improvement District 1 Improvement Area 1 Project, Series 2019, 4.250%, 9/01/29, 144A	No Opt. Call	N/R	461,469
	Lavon, Texas, Special Assessment Revenue Bonds, Lakepointe Public Improvement District Area 1 Project, Series 2019:
255	3.500%, 9/15/24 , 144A	No Opt. Call	N/R	263,989
375	3.750%, 9/15/29 , 144A	No Opt. Call	N/R	412,909
305	Lavon, Texas, Special Assessment Revenue Bonds, Lakepointe Public Improvement District Major Improvement Area Project, Series 2019, 4.375%, 9/15/29, 144A	No Opt. Call	N/R	333,960
1,250	Leander, Texas, Special Assessment Revenue Bonds, Deerbrooke Public Improvement District Southern Improvement Area Project, Series 2017, 4.125%, 9/01/28, 144A	9/26 at 100.00	N/R	1,289,887
520	Little Elm,Texas, Special Assessment Revenue Bonds, Hillstone Pointe Public Improvement District 2 Phase 1-1A Project, Series 2017, 5.250%, 9/01/27, 144A	No Opt. Call	N/R	577,907
425	Little Elm,Texas, Special Assessment Revenue Bonds, Lakeside Estates Public Improvement District 2 Project, Series 2017, 4.500%, 9/01/27, 144A	No Opt. Call	N/R	459,043
370	Manor, Texas, Special Assessment Revenue Bonds, Lagos Public Improvement District Major Improvement Area Project, Series 2020, 4.125%, 9/15/30, 144A	No Opt. Call	N/R	411,096
345	Marble Falls, Burnet County, Texas, Special Assessment Revenue Bonds, Gregg Ranch Public Improvement District Major Improvement Area Project, Series 2019, 5.000%, 9/01/29, 144A	No Opt. Call	N/R	372,786
355	Marble Falls, Burnet County, Texas, Special Assessment Revenue Bonds, Gregg Ranch Public Improvement District Neighborhood Improvement Area 1 Project, Series 2019, 4.500%, 9/01/29, 144A	No Opt. Call	N/R	382,672
50	Matagorda County Navigation District 1, Texas, Pollution Control Revenue Bonds, AEP Texas Central Company Project, Remarketing, Series 2008-1, 4.000%, 6/01/30	6/23 at 100.00	Baa2	52,468
	McLendon-Chisholm, Texas, Special Assessment Revenue Bonds, Sonoma Public Improvement District Improvement Area 2 Project, Series 2019:
270	3.500%, 9/15/24 , 144A	No Opt. Call	N/R	279,366
420	3.750%, 9/15/29 , 144A	No Opt. Call	N/R	463,319

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Texas (continued)
	McLendon-Chisholm, Texas, Special Assessment Revenue Bonds, Sonoma Public Improvement District Improvement Area 3 Project, Series 2021:
$ 205	2.625%, 9/15/26 , 144A	No Opt. Call	N/R	203,249
240	3.125%, 9/15/31 , 144A	No Opt. Call	N/R	235,583
195	Mesquite Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Christian Care Centers Inc, Series 2014, 5.000%, 2/15/24 (6)	No Opt. Call	D	156,920
	Mesquite, Texas, Special Assessment Bonds, Heartland Town Center Public Improvement District Phase 1 Project, Series 2018:
290	4.375%, 9/01/23 , 144A	No Opt. Call	N/R	300,913
290	4.750%, 9/01/28 , 144A	No Opt. Call	N/R	331,064
325	Mesquite, Texas, Special Assessment Bonds, Heartland Town Center Public Improvement District Phase 2 Major Improvement Project, Series 2018, 5.125%, 9/01/28, 144A	No Opt. Call	N/R	365,297
	Mesquite, Texas, Special Assessment Bonds, Iron Horse Public Improvement District Project, Series 2019:
290	5.000%, 9/15/24 , 144A	No Opt. Call	N/R	303,279
600	5.250%, 9/15/29 , 144A	No Opt. Call	N/R	664,218
	Midlothian, Texas, Special Assessment Revenue Bonds, Redden Farms Public Improvement District Improvement Areas #1-2 Project, Series 2021:
565	2.875%, 9/15/26 , 144A (WI/DD, Settling 4/13/21)	No Opt. Call	N/R	565,837
410	3.500%, 9/15/31 , 144A (WI/DD, Settling 4/13/21)	No Opt. Call	N/R	411,197
1,105	3.875%, 9/15/41 , 144A (WI/DD, Settling 4/13/21)	9/31 at 100.00	N/R	1,106,384
235	Midlothian, Texas, Special Assessment Revenue Bonds, Redden Farms Public Improvement District Major Improvement Area Project, Series 2021, 4.125%, 9/15/31, 144A (WI/DD, Settling 4/13/21)	No Opt. Call	N/R	235,785
1,830	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)	10/21 at 105.00	BB-	1,945,070
6,100	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, CarbonLITE Recycling, LLC Project, Series 2016, 6.500%, 12/01/33, 144A (AMT)	12/23 at 103.00	N/R	3,660,000
5,791	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series 2015, 6.500%, 1/01/26, 144A (AMT) (6), (8)	No Opt. Call	N/R	148,635
635	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Beta Academy, Series 2018A, 5.125%, 8/15/29, 144A	8/24 at 100.00	N/R	684,346
	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Beta Academy, Series 2019A:
505	3.375%, 8/15/29 , 144A	8/24 at 100.00	N/R	511,156
80	5.000%, 8/15/39 , 144A	8/24 at 100.00	N/R	83,926
1,260	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Compass Academy Charter School Inc, Series 2016A, 4.000%, 8/01/28, 144A	8/21 at 100.00	BB+	1,267,560
	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Jubilee Academic Center, Series 2017A:
260	3.625%, 8/15/22 , 144A	8/21 at 100.00	BB	261,269
610	4.250%, 8/15/27 , 144A	8/21 at 100.00	BB	613,233

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Texas (continued)
$ 1,575	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Southwest Preparatory School, Series 2020A, 3.000%, 8/15/30, 144A	8/25 at 103.00	BB+	1,625,463
1,135	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Wesleyan Homes, Inc Project, Series 2014, 5.000%, 1/01/24	No Opt. Call	N/R	1,168,732
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi I, LLC-Texas A&M University-Corpus Christi Project, Series 2014A:
540	5.000%, 4/01/21	No Opt. Call	B-	540,000
655	5.000%, 4/01/23 (ETM)	No Opt. Call	B- (5)	653,893
690	5.000%, 4/01/24 (ETM)	No Opt. Call	B- (5)	686,971
300	5.000%, 4/01/25	4/24 at 100.00	B-	298,074
3,280	5.000%, 4/01/29	4/24 at 100.00	B-	3,233,326
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, LLC-Texas A&M University-Corpus Christi Project, Series 2016A:
355	5.000%, 4/01/36	4/26 at 100.00	B	368,469
2,275	5.000%, 4/01/48	4/26 at 100.00	B	2,354,989
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - College Station I LLC - Texas A&M University Project, Series 2014A:
450	4.000%, 4/01/24 – AGM Insured	No Opt. Call	A2	493,560
2,250	5.000%, 4/01/29	4/24 at 100.00	BB+	2,371,117
725	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - Stephenville II, LLC - Tarleton State University Project, Series 2014A, 5.000%, 4/01/29 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R (5)	817,735
430	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - Stephenville III, LLC - Tarleton State University Project, Series 2015A, 5.000%, 4/01/24 (ETM)	No Opt. Call	N/R (5)	489,813
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project, Series 2014A:
305	5.000%, 4/01/24 (ETM)	No Opt. Call	Baa3 (5)	328,927
2,345	5.000%, 4/01/29	4/24 at 100.00	Baa3	2,509,314
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD - College Station Properties LLC - Texas A&M University Project, Series 2015A:
1,250	3.000%, 7/01/22	No Opt. Call	CCC	1,081,250
480	5.000%, 7/01/24	No Opt. Call	CCC	415,200
13,500	5.000%, 7/01/30	7/25 at 100.00	CCC	11,677,500
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD - College Station Properties LLC - Texas A&M University Project, Series 2015B:
2,140	4.375%, 7/01/21	No Opt. Call	CCC	2,104,497
1,350	4.625%, 7/01/22	No Opt. Call	CCC	1,278,868

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Texas (continued)
$ 1,000	Newark Higher Education Finance Corporation, Texas, Education Revenue Bonds, Austin Achieve Public Schools, Inc, Series 2017A, 5.000%, 6/15/32 (Pre-refunded 6/15/22)	6/22 at 100.00	N/R (5)	1,056,610
	Newark Higher Education Finance Corporation, Texas, Education Revenue Bonds, Austin Achieve Public Schools, Inc, Series 2018:
235	4.250%, 6/15/28	6/22 at 100.00	N/R	241,599
500	5.000%, 6/15/33	6/22 at 100.00	N/R	517,300
	North Richland Hills, Texas, Special Assessment Revenue Bonds, City Point Public Improvement District Zone A Project, Series 2019:
200	4.875%, 9/01/25 , 144A	No Opt. Call	N/R	207,880
265	5.250%, 9/01/30 , 144A	No Opt. Call	N/R	288,975
	North Richland Hills, Texas, Special Assessment Revenue Bonds, City Point Public Improvement District Zone B Project, Series 2019:
380	4.500%, 9/01/25 , 144A	No Opt. Call	N/R	394,071
470	4.875%, 9/01/30 , 144A	No Opt. Call	N/R	510,176
525	Oak Point, Denton County, Texas, Special Assessment Revenue Bonds, Oak Point Public Imporvement District 2 Project, Series 2020, 2.500%, 9/01/25, 144A	No Opt. Call	N/R	537,800
	Oak Point, Denton County, Texas, Special Assessment Revenue Bonds, Wildridge Public Imporvement District 1 Improvement Area 3 Project, Series 2019:
150	3.125%, 9/01/24 , 144A	No Opt. Call	N/R	154,523
210	3.500%, 9/01/29 , 144A	No Opt. Call	N/R	231,844
570	4.000%, 9/01/39 , 144A	9/29 at 100.00	N/R	636,832
160	Ponder, Texas, Special Assessment Revenue Bonds, Public Improvement District 1 Estates at Remington Park, Series 2017, 4.000%, 9/01/27	No Opt. Call	N/R	172,741
	Princeton, Texas, Special Assessment Revenue Bonds, Whitewing Trails Public Improvement District 2 Phase 1 Project, Series 2019:
280	3.750%, 9/01/24 , 144A	No Opt. Call	N/R	289,906
540	4.000%, 9/01/29 , 144A	No Opt. Call	N/R	584,231
585	Princeton, Texas, Special Assessment Revenue Bonds, Whitewing Trails Public Improvement District 2 Phase 2-6 Major Improvement Project, Series 2019, 5.000%, 9/01/29, 144A	No Opt. Call	N/R	637,205
1,970	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A, 5.000%, 2/01/29	2/24 at 100.00	Ba1	2,075,927
500	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden Home Inc, Series 2012, 4.293%, 12/15/22 (6)	12/21 at 100.00	N/R	331,250
145	Rowlett, Texas, Special Assessment Revenue Bonds, Bayside Public Improvement District North Improvement Area, Series 2016, 4.900%, 9/15/24	3/24 at 102.00	N/R	150,195
	Royse CIty, Rockwall County, Texas, Special Assessment Revenue Bonds, Parkside Village Public improvement District Project, Series 2019:
360	3.250%, 9/15/24 , 144A	No Opt. Call	N/R	368,784
530	3.625%, 9/15/29 , 144A	No Opt. Call	N/R	572,533
	Royse CIty, Rockwall County, Texas, Special Assessment Revenue Bonds, Waterscape Public improvement District Improvement Area 1 Phase 1B Project, Series 2019:
215	3.500%, 9/15/24 , 144A	No Opt. Call	N/R	221,773
315	3.875%, 9/15/29 , 144A	9/27 at 100.00	N/R	346,954

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Texas (continued)
$ 555	Royse CIty, Rockwall County, Texas, Special Assessment Revenue Bonds, Waterscape Public improvement District Improvement Area 1 Project, Series 2017, 4.250%, 9/15/28, 144A	9/27 at 100.00	N/R	603,279
	Royse CIty, Rockwall County, Texas, Special Assessment Revenue Bonds, Waterscape Public improvement District Improvement Area 2 Project, Series 2019:
375	3.750%, 9/15/24 , 144A	No Opt. Call	N/R	388,740
555	4.125%, 9/15/29 , 144A	9/27 at 100.00	N/R	619,602
205	4.625%, 9/15/39 , 144A	9/27 at 100.00	N/R	226,404
820	Royse City, Rockwall County, Texas, Special Assessment Revenue Bonds, Waterscape Publifc improvement District Major Improvement Area Project, Series 2017, 4.750%, 9/15/28, 144A	9/27 at 100.00	N/R	906,543
	Royse CIty, Rockwall, Collin and Hunt Counties, Texas, Special Assessment Revenue Bonds, Creekshaw Public Improvement District Improvement Area 1 Project, Series 2020:
155	3.125%, 9/15/25 , 144A	No Opt. Call	N/R	158,736
225	3.625%, 9/15/30 , 144A	No Opt. Call	N/R	237,656
	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007:
770	5.500%, 8/01/22	No Opt. Call	BBB+	821,598
450	5.500%, 8/01/27	No Opt. Call	BBB+	562,509
	San Marcos City, Hays, Caldwell and Guadalupe Counties, Texas, Special Assessment Revenue Bonds, San Marcos Trace Public Improvement District Series 2019:
820	4.500%, 9/01/24 , 144A	No Opt. Call	N/R	880,647
1,270	5.000%, 9/01/29 , 144A	9/28 at 100.00	N/R	1,497,139
3,270	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckner Senior Living Ventana Project, Series 2017A, 6.000%, 11/15/27	5/27 at 100.00	N/R	3,638,137
5,150	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckner Senior Living Ventana Project, TEMPS 80 Series 2017B-1, 5.625%, 11/15/24	5/21 at 100.00	N/R	5,158,240
1,155	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Northwest Senior Housing-Edgemere Project, Series 2015A, 5.000%, 11/15/22	No Opt. Call	CC	1,161,687
2,000	Tarrant County Cultural Education Facilities Finance Corporaton, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc Project, Series 2007, 5.500%, 11/15/22 (6)	5/21 at 100.00	N/R	905,000
1,845	Tarrant County Cultural Education Facilities Finance Corporaton, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc Project, Series 2015A, 5.000%, 11/15/25 (6)	No Opt. Call	N/R	834,862
5,390	Tarrant County Cultural Education Facilities Finance Corporaton, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc Project, Series 2015B-1, 4.500%, 11/15/21 (6)	5/21 at 100.00	N/R	2,438,975
370	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006B, 0.823%, 12/15/26 (3-Month LIBOR *67% reference rate + 0.700% spread) (7)	3/21 at 100.00	A-	371,136

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Texas (continued)
$ 12,155	Texas State Department of Housing and Community Affairs, Multifamily Housing Revenue Bonds, East Texas Pines Apartments, Custodial Receipts CR-021-2006, 5.800%, 10/01/46 (Mandatory Put 4/01/24), 144A (AMT)	4/24 at 100.00	N/R	12,934,379
660	Town Of Hickory Creek, Denton County, Texas, Special Assessment Revenue Bonds, Hickory Creek Public Improvement District, Series 2018, 5.125%, 9/01/28	No Opt. Call	N/R	737,979
	Viridian Municipal Management District, Texas, Assessment Revenue Bonds, Series 2015:
94	4.000%, 12/01/21	No Opt. Call	N/R	95,571
549	4.000%, 12/01/27	12/24 at 100.00	N/R	593,914
655	Vista Lago, Travis County, Texas, Special Assessment Revenue Bonds, Tessera on Lake Travis Public Improvement District Improvement Area #2 Project, Series 2018, 4.500%, 9/01/27	No Opt. Call	N/R	717,887
	Westlake, Texas, Special Assessment Revenue Bonds, Solana Public Improvement District, Series 2015:
2,050	5.500%, 9/01/25	No Opt. Call	N/R	2,103,525
1,840	6.125%, 9/01/35	9/25 at 100.00	N/R	1,897,371
2,025	6.250%, 9/01/40	9/25 at 100.00	N/R	2,088,362
201,371	Total Texas			194,800,756
	Utah – 0.3%
2,100	Box Elder County, Utah, Solid Waste Disposal Revenue Bonds, Promontory Point Res, LLC, Senior Series 2017A, 8.000%, 12/01/39, 144A (AMT) (6)	12/27 at 100.00	N/R	1,752,492
	Utah Charter School Finance Authority, Charter School Revenue Bonds, Leadership Learning Academy Project, Series 2019A:
1,100	3.500%, 6/15/24 , 144A	No Opt. Call	N/R	1,129,447
1,660	5.000%, 6/15/29 , 144A	6/27 at 102.00	N/R	1,874,937
2,115	5.000%, 6/15/34 , 144A	6/27 at 102.00	N/R	2,343,082
	Utah Charter School Finance Authority, Charter School Revenue Bonds, Mountain West Montessori Academy Project, Series 2020A:
750	3.125%, 6/15/29 , 144A	No Opt. Call	N/R	771,045
475	5.000%, 6/15/39 , 144A	12/29 at 100.00	N/R	528,742
2,235	Utah Charter School Finance Authority, Revenue Bonds, Channing Hall Project, Refunding Series 2017A, 4.500%, 7/15/27, 144A	No Opt. Call	BB	2,333,541
815	Utah Charter School Finance Authority, Revenue Bonds, Ronald Eilson Reagan Academy Project, Refunding Series 2016A, 5.000%, 2/15/36, 144A	2/26 at 100.00	BB	865,432
	Utah Charter School Finance Authority, Revenue Bonds, Wallace Stegner Academy Project, Series 2019A:
485	3.625%, 6/15/29 , 144A	6/27 at 100.00	N/R	501,369
1,350	5.000%, 6/15/39 , 144A	6/27 at 100.00	N/R	1,460,254
13,085	Total Utah			13,560,341
	Vermont – 0.2%
2,190	Burlington, Vermont, Airport Revenue Bonds, Refunding Series 2012A, 4.000%, 7/01/28	7/22 at 100.00	Baa2	2,256,357

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Vermont (continued)
	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Champlain College Project, Series 2016A:
$ 695	5.000%, 10/15/26	No Opt. Call	BBB	811,955
875	5.000%, 10/15/28	10/26 at 100.00	BBB	1,010,310
1,000	5.000%, 10/15/30	10/26 at 100.00	BBB	1,136,530
1,000	5.000%, 10/15/31	10/26 at 100.00	BBB	1,129,690
	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Saint Michael's College Project, Series 2012:
170	5.000%, 10/01/24	10/22 at 100.00	BBB	178,151
555	5.000%, 10/01/25	10/22 at 100.00	BBB	580,685
805	5.000%, 10/01/27	10/22 at 100.00	BBB	839,752
7,290	Total Vermont			7,943,430
	Virgin Islands – 1.0%
475	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32	10/22 at 100.00	N/R	441,546
	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2014C:
660	5.000%, 10/01/24	No Opt. Call	N/R	640,649
450	5.000%, 10/01/30	10/24 at 100.00	N/R	422,946
1,770	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital Series 2014A, 5.000%, 10/01/24	No Opt. Call	N/R	1,718,104
	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A:
5,060	5.000%, 10/01/25	5/21 at 100.00	Caa2	5,071,385
2,710	5.000%, 10/01/29	5/21 at 100.00	Caa2	2,716,097
1,870	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien, Refunding Series 2013B, 5.000%, 10/01/24	No Opt. Call	Caa2	1,875,311
1,041	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	5/21 at 100.00	Caa2	1,043,342
	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A:
355	5.000%, 10/01/27	10/22 at 100.00	Caa2	353,371
4,680	5.000%, 10/01/32	10/22 at 100.00	Caa2	4,645,040
485	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	5/21 at 100.00	Caa3	486,067
	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B:
6,680	5.000%, 10/01/25	5/21 at 100.00	Caa3	6,579,065
275	5.250%, 10/01/29	5/21 at 100.00	Caa3	270,707
6,375	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Refunding Bonds, Series 2009C, 5.000%, 10/01/22	5/21 at 100.00	Caa3	6,351,476

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Virgin Islands (continued)
	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note - Diageo Project, Series 2009A:
$ 1,855	6.625%, 10/01/29	5/21 at 100.00	Caa3	1,863,199
1,780	6.750%, 10/01/37	5/21 at 100.00	Caa3	1,788,295
6,442	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Bond Anticipation Notes, Series 2020A, 7.500%, 7/01/22, 144A	No Opt. Call	N/R	6,459,096
895	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2012A, 4.000%, 7/01/21	No Opt. Call	Caa2	892,029
3,610	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2003, 4.500%, 7/01/28 – AMBAC Insured	5/21 at 100.00	Caa2	3,619,675
1,000	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	5/21 at 100.00	Caa3	947,664
48,468	Total Virgin Islands			48,185,064
	Virginia – 0.3%
	Ballston Quarter Community Development Authority, Arlington County, Virginia, Revenue Bonds, Series 2016A:
1,000	5.000%, 3/01/26	No Opt. Call	N/R	964,970
2,000	5.125%, 3/01/31	3/27 at 100.00	N/R	1,878,800
2,730	Bristol Industrial Development Agency, Virginia, Revenue Bonds, The Falls-Bristol Project, Series 2014B, 5.000%, 11/01/29 (6)	11/24 at 100.00	N/R	2,029,810
680	Cherry Hill Community Development Authority, Virginia, Special Assesment Bonds, Potomac Shores Project, Series 2015, 4.500%, 3/01/25, 144A	No Opt. Call	N/R	705,208
1,330	Lower Magnolia Green Community Development Authority, Virginia, Special Assessment Bonds, Series 2015, 4.000%, 3/01/25, 144A	No Opt. Call	N/R	1,363,317
405	Norfolk Redevelopment and Housing Authority, Virginia, Revenue Bonds, Fort Norfolk Retirement Community, Inc - Harbor's Edge Project, Refunding Series 2014, 4.000%, 1/01/24	No Opt. Call	N/R	414,590
	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B:
1,480	5.000%, 7/01/23 , 144A	No Opt. Call	Ba2	1,557,034
1,550	5.000%, 7/01/24 , 144A	No Opt. Call	Ba2	1,658,283
1,635	5.000%, 7/01/25 , 144A	No Opt. Call	Ba2	1,777,065
1,575	Virginia Small Business Finance Authority, Tourism Development Financing Program Revenue Bonds, Downtown Norfolk and Virginia Beach Oceanfront Hotel Projects, Series 2018A, 8.500%, 4/01/28, 144A	No Opt. Call	N/R	1,778,474
100	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/47 (AMT)	6/27 at 100.00	Baa3	116,419
345	Virginia Small Business Financing Authority, Solid Waste Disposal Revenue Bonds, Covanta Project, Series 2018, 5.000%, 1/01/48 (Mandatory Put 7/01/38), 144A (AMT)	7/23 at 100.00	B	360,349
14,830	Total Virginia			14,604,319
	Washington – 0.9%
1,140	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Limited Tax Series 2015A, 4.250%, 12/01/25	No Opt. Call	N/R	1,180,949

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Washington (continued)
$ 1,250	King County Public Hospital District 4, Washington, Hospital Revenue Bonds, Snoqualmie Valley Hospital, Series 2015A, 6.250%, 12/01/45	12/25 at 100.00	N/R	1,375,225
	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing Revenue Bonds, Series 2007:
1,760	5.500%, 6/01/27 (AMT)	5/21 at 100.00	N/R	1,762,869
1,500	5.600%, 6/01/37 (AMT)	5/21 at 100.00	N/R	1,501,545
	Port of Pasco, Washington, Airport and General Port Revenue Bonds, Series 2014A:
1,110	5.000%, 12/01/23 (AMT)	No Opt. Call	A-	1,237,583
1,165	5.000%, 12/01/24 (AMT)	6/24 at 100.00	A-	1,299,173
1,000	Port of Seattle Industrial Development Corporation, Washington, Special Facilities Revenue Refunding Bonds, Delta Air Lines, Inc Project, Series 2012, 5.000%, 4/01/30 (AMT)	4/23 at 100.00	BB	1,067,510
805	Seattle Housing Authority, Washington, Revenue Bonds, Newholly Phase I Project, Series 2016A, 3.550%, 10/01/46	10/26 at 100.00	AA	855,796
235	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	4/21 at 100.00	N/R	237,211
140	Tukwila, Washington, Special Assessment Bonds, Local Improvement District 33 Series 2013, 4.500%, 1/15/23	1/22 at 100.00	BBB	144,344
12,910	Washington Economic Development Finance Authority, Environmental Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Series 2017A, 7.500%, 1/01/32, 144A (AMT) (6)	1/28 at 100.00	N/R	9,682,500
1,130	Washington Economic Development Finance Authority, Environmental Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Series 2018, 7.250%, 1/01/32, 144A (AMT) (6)	1/28 at 100.00	N/R	847,500
6,085	Washington Economic Development Finance Authority, Environmental Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Series 2019A, 7.500%, 1/01/32, 144A (AMT)	1/28 at 100.00	N/R	4,563,750
5,000	Washington Health Care Facilities Authority, Revenue Bonds, Catholic Health Initiative, Tender Option Bonds Trust 2015-XF1017, 3.659%, 1/01/35, 144A (IF) (4)	7/24 at 100.00	BBB+	5,131,000
1,000	Washington State Higher Education Facilities Authority Revenue Bonds, Whitworth University Project, Series 2012, 5.000%, 10/01/27	4/22 at 100.00	Baa1	1,035,920
640	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Bayview Manor Senior Project, Refunding Series 2016A, 4.000%, 7/01/26, 144A	7/24 at 102.00	N/R	660,934
1,350	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Herons Key Senior Living, Series 2015A, 6.000%, 7/01/25, 144A	No Opt. Call	N/R	1,464,615
100	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Mirabella Project, Series 2012A, 6.000%, 10/01/22 (ETM), 144A	No Opt. Call	N/R (5)	105,666
1,000	Washington State Housing Finance Commission, Non-profit Housing Revenue Bonds, Presbyterian Retirement Communities Northwest Proejct, Refunding Series 2016A, 5.000%, 1/01/31, 144A	1/25 at 102.00	BB	1,091,070
70	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Presbyterian Retirement Communities Northwest Project, Refunding Series 2013A, 5.000%, 1/01/23, 144A	No Opt. Call	N/R	72,281
	Washington State Housing Finance Commission, Nonprofit Refunding Revenue Bonds, Wesley Homes at Lea Hill Project, Series 2016:
2,910	5.000%, 7/01/31 , 144A	7/26 at 100.00	N/R	3,074,299
2,000	5.000%, 7/01/36 , 144A	7/26 at 100.00	N/R	2,077,260

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Washington (continued)
	Washington State Housing Finance Commission, Revenue Bonds, Rockwood Retirement Communities Project, Series 2014A:
$ 1,215	6.000%, 1/01/24 , 144A	No Opt. Call	N/R	1,273,782
1,500	7.500%, 1/01/49 , 144A	1/24 at 100.00	N/R	1,604,610
47,015	Total Washington			43,347,392
	West Virginia – 0.3%
	Glenville State College, West Virginia, Revenue Bonds, Refunding & Improvement Series 2017:
2,500	4.000%, 6/01/27	No Opt. Call	N/R	2,535,875
1,500	4.500%, 6/01/32	6/27 at 100.00	N/R	1,532,265
1,295	Kanawha County Commission, West Virginia, Student Housing Revenue Bonds, West Virginia State University Foundation Inc, Series 2013, 5.750%, 7/01/23	No Opt. Call	B1	1,322,778
1,260	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue, University Town Centre Economic Opportunity Development District, Refunding & Improvement Series 2017A, 4.500%, 6/01/27, 144A	No Opt. Call	N/R	1,329,174
2,825	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Arch Resources Project, Series 2021, 4.125%, 7/01/45 (Mandatory Put 7/01/25) (AMT)	1/25 at 100.00	B	2,891,230
	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Cabell Huntington Hospital, Inc Project, Refunding & Improvement Series 2018A:
1,000	5.000%, 1/01/33	1/29 at 100.00	BBB+	1,227,480
1,180	5.000%, 1/01/34	1/29 at 100.00	BBB+	1,442,302
1,000	5.000%, 1/01/36	1/29 at 100.00	BBB+	1,215,820
12,560	Total West Virginia			13,496,924
	Wisconsin – 4.9%
300	Hudson Housing Authority, Wisconsin, Multifamily Housing Revenue Bonds, Cedar Ridge Apartments Project, Series 2013A, 4.250%, 6/01/23	No Opt. Call	N/R	304,494
3,075	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, General Revenue Bonds, Refunding Series 2017, 6.750%, 6/01/32	12/27 at 100.00	N/R	3,150,614
	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2017:
300	5.000%, 11/15/31	11/26 at 100.00	A	363,504
190	5.000%, 11/15/33	11/26 at 100.00	A	229,759
175	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter Academy, North Carolina, Series 2016A, 4.250%, 2/01/26, 144A	No Opt. Call	N/R	187,427
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community School Bonds, North Carolina, Series 2019A:
1,000	4.000%, 6/15/29 , 144A	6/26 at 100.00	N/R	1,039,420
390	5.000%, 6/15/39 , 144A	6/26 at 100.00	N/R	414,687
940	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community School, North Carolina, Series 2017A, 4.250%, 6/15/29, 144A	6/24 at 100.00	N/R	970,569
655	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Envision Science Academy Project, Series 2016A, 4.125%, 5/01/26, 144A	No Opt. Call	N/R	669,783

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 1,455	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Explore Knowledge Foundation Las Vegas Project, Series 2012A, 5.750%, 7/15/32	7/22 at 100.00	BB+	1,519,777
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Freedom Classical Academy Inc, Series 2020A:
650	5.000%, 1/01/31 , 144A	1/28 at 100.00	N/R	720,382
355	5.000%, 1/01/42 , 144A	1/28 at 100.00	N/R	379,878
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A:
6,475	4.100%, 6/15/26 , 144A	No Opt. Call	N/R	6,548,038
3,010	5.000%, 6/15/36 , 144A	6/26 at 100.00	N/R	3,104,123
3,585	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Phoenix Academy Charter School, North Carolina, Series 2017A, 5.000%, 6/15/27, 144A	6/24 at 100.00	N/R	3,659,998
1,470	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Pine Lake Preparatory, North Carolina, Series 2015, 4.350%, 3/01/25, 144A	No Opt. Call	BB+	1,537,370
385	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Research Triangle High School Project, North Carolina, Series 2015A, 4.375%, 7/01/25, 144A	No Opt. Call	N/R	399,126
1,745	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Uwharrie Charter Academy, North Carolina, Series 2017A, 4.500%, 6/15/29, 144A	6/27 at 100.00	N/R	1,791,382
205	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc of North Carolina, Series 2012A, 5.500%, 10/01/22 (ETM)	No Opt. Call	Baa3 (5)	215,160
130	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation, Inc of North Carolina Project, Series 2014A, 4.125%, 10/01/24 (Pre-refunded 10/01/22)	10/22 at 100.00	Baa3 (5)	135,304
	Public Finance Authority of Wisconsin, Contract Revenue Bonds, Mercer Crossing Public Improvement District Project, Series 2017:
1,245	6.000%, 3/01/22 , 144A	No Opt. Call	N/R	1,279,661
3,280	6.750%, 3/01/27 , 144A	No Opt. Call	N/R	3,813,754
240	Public Finance Authority of Wisconsin, Education Revenue Bonds, Carolina International School, Series 2013A, 6.000%, 8/01/23, 144A	No Opt. Call	BB+	255,427
	Public Finance Authority of Wisconsin, Education Revenue Bonds, North Carolina Leadership Academy, Series 2019A:
355	4.000%, 6/15/29 , 144A	6/26 at 100.00	N/R	377,063
440	5.000%, 6/15/39 , 144A	6/26 at 100.00	N/R	477,167
250	Public Finance Authority of Wisconsin, Education Revenue Bonds, The Capitol Encore Academy, Series 2019A, 4.750%, 6/01/29, 144A	6/27 at 102.00	N/R	271,343
440	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, LEAD Academy Project, Series 2016A, 4.250%, 8/01/26, 144A	No Opt. Call	N/R	466,629
	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, The ASK Academy Project, Series 2015A:
510	5.250%, 2/01/25	No Opt. Call	N/R	532,134
1,380	5.750%, 2/01/35	2/25 at 100.00	N/R	1,448,738
1,210	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2016, 4.000%, 8/01/35 (AMT)	8/26 at 100.00	N/R	1,209,940

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 1,250	Public Finance Authority of Wisconsin, Healthcare Facility Expansion Revenue Bonds, Church Homes of Hartford Inc Project, Refunding Series 2015A, 5.000%, 9/01/25, 144A	No Opt. Call	BB	1,341,513
22,285	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American Dream @ Meadowlands Project, Series 2017A, 6.250%, 8/01/27, 144A	No Opt. Call	N/R	24,254,994
	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017:
29,450	5.000%, 12/01/27 , 144A	No Opt. Call	N/R	31,742,683
12,615	6.500%, 12/01/37 , 144A	12/27 at 100.00	N/R	14,401,410
1,690	Public Finance Authority of Wisconsin, Retirement Facility Revenue Bonds, Shalom Park Development Project, Series 2019, 0.000%, 12/31/24, 144A	No Opt. Call	N/R	1,098,111
1,700	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center, Senior Series 2017A, 6.250%, 10/01/31, 144A	10/27 at 100.00	N/R	1,740,103
1,000	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center, Senior Series 2017B, 8.500%, 10/01/47, 144A	10/27 at 100.00	N/R	652,500
3,785	Public Finance Authority of Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc, Series 2017A, 5.000%, 12/01/27	No Opt. Call	BBB-	4,190,109
15,330	Public Finance Authority of Wisconsin, Revenue Bonds, Procure Proton Therapy Center, Senior Series 2018A, 6.625%, 7/01/28, 144A	No Opt. Call	N/R	16,573,723
1,655	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2015, 5.000%, 4/01/25	No Opt. Call	BB	1,765,736
600	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2020, 5.000%, 4/01/30, 144A	No Opt. Call	BB	718,314
4,345	Public Finance Authority of Wisconsin, Revenue Bonds, SearStone Continuing Care Retirement Community, Refunding Series 2017A, 4.250%, 6/01/27	6/23 at 104.00	N/R	4,313,021
4,460	Public Finance Authority of Wisconsin, Revenue Bonds, SearStone Continuing Care Retirement Community, Series 2017B, 4.125%, 6/01/24	6/23 at 104.00	N/R	4,459,376
	Public Finance Authority of Wisconsin, Senior Living Facility Revenue Bonds, Mary's Woods at Marylhurst Inc, Series 2017A:
1,910	5.000%, 5/15/26 , 144A	5/25 at 102.00	BB	2,074,604
1,215	5.000%, 5/15/31 , 144A	5/25 at 102.00	BB	1,302,820
	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment Center, Series 2018A-1:
25,435	6.125%, 1/01/33 , 144A	1/28 at 100.00	N/R	21,871,811
8,455	6.250%, 1/01/38 , 144A	1/28 at 100.00	N/R	7,095,182
2,795	6.375%, 1/01/48 , 144A	1/28 at 100.00	N/R	2,287,484
	Public Finance Authority of Wisconsin, Student Housing Revenue Bonds, Collegiate Housing Foundation - Cullowhee LLC - Western California University Project, Series 2015A:
140	5.000%, 7/01/22	No Opt. Call	BBB-	145,671
540	5.000%, 7/01/23	No Opt. Call	BBB-	577,368
17,930	Public Finance Authority of Wisconsin, Taxable Revenue Bonds, Vonore Fiber Products Sustainable Packaging Project, Green Bonds, Series 2019, 9.000%, 6/01/29, 144A	7/22 at 100.00	N/R	17,806,462
500	Waunakee Community School District, Dane County, Wisconsin, General Obligation Bonds, Refunding Series 2016, 2.000%, 4/01/21	No Opt. Call	Aa2	500,000

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Refunding Series 2017:
$ 915	3.500%, 8/01/22	No Opt. Call	N/R	918,770
3,815	5.000%, 8/01/27	8/24 at 103.00	N/R	4,108,602
4,015	5.000%, 8/01/32	8/24 at 103.00	N/R	4,272,723
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Clement Manor, Inc, Series 2019:
1,000	4.250%, 8/01/34	8/26 at 103.00	N/R	896,080
2,300	4.500%, 8/01/39	8/26 at 103.00	N/R	2,026,691
1,085	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project Series 2014, 4.250%, 10/01/24	10/22 at 102.00	N/R	1,126,653
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Fort Healthcare, Series 2014:
1,485	5.000%, 5/01/24	No Opt. Call	BBB+	1,669,422
350	5.000%, 5/01/25	5/24 at 100.00	BBB+	390,733
800	5.000%, 5/01/26	5/24 at 100.00	BBB+	890,568
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Mile Bluff Medical Center, Inc, Series 2014:
645	5.000%, 5/01/23	No Opt. Call	N/R	660,854
1,250	5.000%, 5/01/26	5/24 at 100.00	N/R	1,280,925
1,000	5.125%, 5/01/29	5/24 at 100.00	N/R	1,010,300
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers Memorial Hospital, Inc, Series 2014A:
385	5.000%, 7/01/25	7/24 at 100.00	A	437,429
670	5.000%, 7/01/26	7/24 at 100.00	A	758,929
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint John's Communities Inc, Series 2015B:
100	4.000%, 9/15/22	No Opt. Call	BBB-	102,962
100	4.000%, 9/15/23	9/22 at 100.00	BBB-	102,861
100	4.000%, 9/15/24	9/22 at 100.00	BBB-	102,774
100	4.000%, 9/15/25	9/22 at 100.00	BBB-	102,659
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013:
200	5.000%, 8/15/21 (ETM)	No Opt. Call	BBB+ (5)	203,366
200	5.000%, 8/15/22 (ETM)	No Opt. Call	BBB+ (5)	212,616
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Vernon Memorial Healthcare Inc, Series 2014:
945	5.000%, 3/01/24	No Opt. Call	BB	1,026,856
525	5.000%, 3/01/25	3/24 at 100.00	BB	567,772
820	5.000%, 3/01/26	3/24 at 100.00	BB	884,386
1,095	5.000%, 3/01/27	3/24 at 100.00	BB	1,177,125
1,130	5.000%, 3/01/28	3/24 at 100.00	BB	1,210,433

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 4,020	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014, 5.000%, 12/01/29	12/22 at 102.00	N/R	4,213,201
2,500	Wisconsin Housing and Economic Development Authority, Multifamily Housing Bonds, Meadow Village Project Series 2020A, 5.000%, 7/01/37, 144A	7/28 at 102.00	N/R	2,707,975
226,475	Total Wisconsin			231,449,311
	Wyoming – 0.1%
	Sweetwater County, Wyoming, Hospital Revenue Bonds, Memorial Hospital Project, Refunding Series 2013A:
1,230	5.000%, 9/01/23	No Opt. Call	BB+	1,339,974
1,045	5.000%, 9/01/24	9/23 at 100.00	BB+	1,132,592
1,360	5.000%, 9/01/25	9/23 at 100.00	BB+	1,473,152
1,310	5.000%, 9/01/30	9/23 at 100.00	BB+	1,398,242
1,100	Wyoming Community Development Authority, Student Housing Revenue Bonds, CHF-Wyoming, LLC - University of Wyoming Project, Series 2011, 6.250%, 7/01/31	7/21 at 100.00	Baa3	1,109,724
6,045	Total Wyoming			6,453,684
$ 4,730,193	Total Municipal Bonds (cost $4,313,469,427)			4,447,636,851

Shares	Description (1)	Value
	COMMON STOCKS – 3.0%
	Electric Utilities – 3.0%
4,940,062	Energy Harbor Corp (9), (10), (11)	$ 139,764,234
	Total Common Stocks (cost $107,569,027)	139,764,234

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 1.1%
	Electric Utilities – 0.2%
$ 1,865	FirstEnergy Corp (6)	6.050%	8/15/21	N/R	2,331
1,165	FirstEnergy Corp (6)	6.800%	8/15/39	N/R	1,456
2,875	Talen Energy Supply LLC	6.500%	6/01/25	CCC+	2,308,984
1,000	Talen Energy Supply LLC	10.500%	1/15/26	CCC+	895,000
3,240	Talen Energy Supply LLC	7.250%	5/15/27	BB-	3,312,447
700	Talen Energy Supply LLC	6.625%	1/15/28	BB-	699,258
2,945	Talen Energy Supply LLC	6.000%	12/15/36	CCC+	1,634,475
13,790	Total Electric Utilities				8,853,951
	Health Care Providers & Services – 0.3%
16,940	Tower Health	4.451%	2/01/50	B+	14,060,200
	Metals & Mining – 0.6%
2,500	United States Steel Corp (12)	6.875%	8/15/25	Caa2	2,549,513
26,000	United States Steel Corp (12)	6.250%	3/15/26	Caa2	26,270,790
28,500	Total Metals & Mining				28,820,303
	Real Estate Management & Development – 0.0%
2,300	Zilkha Biomass Selma LLC (6), (8)	5.000%	8/01/28	N/R	981,870
25,045	Zilkha Biomass Selma LLC (6), (8)	10.000%	8/01/38	N/R	250
27,345	Total Real Estate Management & Development				982,120
$ 86,575	Total Corporate Bonds (cost $74,942,973)				52,716,574

Principal Amount (000)	Description (1)	Coupon (13)	Reference Rate (13)	Spread (13)	Maturity (14)	Ratings (3)	Value
	VARIABLE RATE SENIOR LOAN INTERESTS – 0.0% (13)
	Commercial Services & Supplies – 0.0%
$ 183	CarbonLite P LLC, (15)	0.000%	N/A	N/A	9/05/21	N/R	$183,225
907	CarbonLite Recycling LLC, (16)	0.000%	N/A	N/A	9/05/21	N/R	907,018
1,090	Total Commercial Services & Supplies						1,090,243
$ 1,090	Total Variable Rate Senior Loan Interests (cost $1,090,243)						1,090,243
	Total Long-Term Investments (cost $4,497,071,670)						4,641,207,902

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.3%
	MONEY MARKET FUNDS – 0.3%
14,914,769	State Street Navigator Securities Lending Government Money Market Portfolio, (17)	0.030% (18)	$ 14,914,769
	Total Investments Purchased with Collateral from Securities Lending(cost $14,914,769)		14,914,769

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.5%
	MUNICIPAL BONDS – 0.5%
	Florida – 0.5%
$ 23,220	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project, Variable Rate Demand Obligations, Series 2019A, 6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A (19)	6/21 at 103.00	N/R	$ 22,874,254
$ 23,220	Total Short-Term Investments (cost $22,583,917)			22,874,254
	Total Investments (cost $4,534,570,356) – 99.3%			4,678,996,925
	Floating Rate Obligations – (3.5)%			(163,930,000)
	Other Assets Less Liabilities – 4.2% (20)			196,228,502
	Net Assets – 100%			$ 4,711,295,427

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2021
Investments in Derivatives
Futures Contracts - Short
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 5-Year Note	(2,161)	06/21	$(270,087,085)	$(266,664,025)	$3,423,061	$354,538
U.S. Treasury 10-Year Note	(983)	06/21	(132,003,750)	(128,711,562)	3,292,187	245,750
Total			$(402,090,835)	$(395,375,587)	$6,715,248	$600,288

Total receivable for variation margin on futures contracts	$600,288
Total payable for variation margin on futures contracts	$( —)

Credit Default Swaps - OTC Uncleared
Counterparty	Referenced Entity	Buy/Sell Protection (21)	Current Credit Spread (22)	Notional Amount	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citigroup Global Markets Inc.(8)	City of Chicago	Sell	1.31%	$10,000,000	1.000%	Quarterly	6/21/21	$(3,844)	$(52,065)	$48,221
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(9)	Common Stock received as part of the bankruptcy settlements during February 2020 for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35; Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41; Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35; Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35; FirstEnergy Solutions Corp, 6.050%, 8/15/21; FirstEnergy Solutions Corp, 6.800%, 8/15/39; Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010B, 3.750%, 6/01/33; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.125%, 1/01/34; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/19; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33; Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40; Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41.
(10)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(11)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(12)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $14,726,242.
(13)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(14)	Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.
(15)	Senior loan received as part of the bankruptcy settlement during March 2021 for Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, CarbonLITE P, LLC Project, Series 2019, 5.250%, 6/01/26 (AMT), 144A and Senior loan received as part of the bankruptcy settlement during March 2021 for Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, CarbonLITE P, LLC Project, Series 2019, 5.750%, 6/01/36 (AMT), 144A
(16)	Senior loan received as part of the bankruptcy settlement during March 2021 for Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, CarbonLITE Recycling, LLC Project, Series 2016, 6.500%, 12/01/33, 144A (AMT).
(17)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 4- Portfolio Securities and Investments in Derivatives for more information.
(18)	The rate shown is the one-day yield as of the end of the reporting period.
(19)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(20)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter ("OTC") derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
(21)	The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.
(22)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
LIBOR	London Inter-Bank Offered Rate
N/A	Not Applicable.
SIFMA	Securities Industry and Financial Market Association
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Strategic Municipal Opportunities Fund
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 104.6%
	MUNICIPAL BONDS – 103.4%
	Alabama – 2.4%
$ 6,000	Alabama Federal Aid Highway Finance Authority, Special Obligation Revenue Bonds, Series 2016A, 5.000%, 9/01/36	9/26 at 100.00	Aa1	7,203,720
2,000	Alabama Federal Aid Highway Finance Authority, Special Obligation Revenue Bonds, Series 2017A, 5.000%, 6/01/37	9/27 at 100.00	Aa1	2,455,480
	Birmingham-Jefferson Civic Center Authority, Alabama, Special Tax Bonds, Series 2018A:
1,500	4.000%, 7/01/38	7/28 at 100.00	A-	1,665,225
1,500	4.000%, 7/01/43	7/28 at 100.00	A-	1,646,535
5,445	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, United States Steel Corporation Proejcet, Green Series 2020, 6.375%, 11/01/50 (Mandatory Put 11/01/30) (AMT)	No Opt. Call	Caa2	6,779,079
1,000	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, United States Steel Corporation Proejcet, Series 2019, 5.750%, 10/01/49 (AMT)	10/29 at 100.00	Caa2	1,149,680
	Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series 2020B:
1,500	3.000%, 6/01/50 – AGM Insured (4)	6/30 at 100.00	A1	1,573,500
4,995	3.000%, 6/01/50 – AGM Insured (UB) (4)	6/30 at 100.00	A1	5,239,755
1,000	Jefferson County, Alabama, Sewer Revenue Warrants, Capital Appreciation Subordinate Lien Series 2013F, 0.000%, 10/01/50 (5)	10/23 at 105.00	BB	1,016,580
1,000	Jefferson County, Alabama, Sewer Revenue Warrants, Subordinate Lien Series 2013D, 6.500%, 10/01/53	10/23 at 105.00	BB	1,175,240
250	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.875%, 4/15/45	4/25 at 100.00	N/R	268,590
26,190	Total Alabama			30,173,384
	Alaska – 0.6%
1,665	Alaska Industrial Development and Export Authority, Revenue Bonds, Greater Fairbanks Community Hospital Foundation Project, Refunding Series 2019, 4.000%, 4/01/34	4/29 at 100.00	A	1,899,066
	Alaska Municipal Bond Bank, General Obligation Bonds, Refunding One Series 2020:
2,500	5.000%, 12/01/29	No Opt. Call	A+	3,212,075
1,580	5.000%, 12/01/30	No Opt. Call	A+	2,047,253
5,745	Total Alaska			7,158,394
	Arizona – 1.7%
1,000	Arizona Industrial Development Authority, Arizona, Economic Development Revenue Bonds, Linder Village Project in Meridian, Ada County, Idaho, Series 2020, 5.000%, 6/01/31, 144A	No Opt. Call	N/R	1,041,580
	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2017A:
970	5.125%, 7/01/37 , 144A	7/26 at 100.00	BB	1,086,672
1,000	5.250%, 7/01/47 , 144A	7/26 at 100.00	BB	1,110,320

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 210	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2019, 5.000%, 7/01/54, 144A	7/29 at 100.00	BB	235,395
40	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Leman Academy of Excellence Projects, Series 2017A, 5.250%, 7/01/47, 144A	7/22 at 101.00	N/R	41,198
100	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest Academy-Cadence Campus Project, Series 2020A, 4.000%, 7/15/50, 144A	7/28 at 100.00	BB+	103,248
400	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional Schools Projects, Taxable Series 2019B, 5.000%, 7/01/39, 144A	7/29 at 100.00	Ba2	460,200
1,000	Maricopa County Industrial Development Authority, Arizona, Educational Facilities Revenue Bonds, Ottawa University Projects, Series 2020, 5.250%, 10/01/40, 144A	10/27 at 103.00	N/R	1,057,401
725	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2019A, 5.000%, 9/01/36	9/28 at 100.00	A2	901,059
2,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/32 (AMT)	7/27 at 100.00	A+	2,400,200
	Phoenix Civic Improvement Corporation, Arizona, Rental Car Facility Charge Revenue Bonds, Series 2019A:
2,515	5.000%, 7/01/33	7/29 at 100.00	BBB+	3,007,160
2,000	4.000%, 7/01/45	7/29 at 100.00	BBB+	2,145,100
2,500	5.000%, 7/01/45	7/29 at 100.00	BBB+	2,896,250
100	Phoenix Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Deer Valley Veterans Assisted Living Project, Series 2016A, 5.125%, 7/01/36	7/24 at 101.00	N/R	99,209
4,000	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Refunding Series 2020, 5.000%, 7/01/49, 144A	7/26 at 103.00	N/R	4,245,520
100	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016, 5.250%, 7/01/36	7/26 at 100.00	BB-	106,094
25	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, The Paideia Academies Project, 2019, 5.125%, 7/01/39	7/25 at 100.00	N/R	26,184
18,685	Total Arizona			20,962,790
	Arkansas – 0.6%
2,500	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2019, 4.500%, 9/01/49, 144A (AMT)	9/26 at 103.00	B-	2,718,025
2,430	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2020A, 4.750%, 9/01/49, 144A (AMT)	9/27 at 103.00	B-	2,699,973
1,500	Arkansas Development Finance Authority, Revenue Bonds, Baptist Memorial Health Care, Refunding Series 2020B-1, 5.000%, 9/01/39	9/30 at 100.00	BBB+	1,859,565
6,430	Total Arkansas			7,277,563
	California – 13.1%
1,000	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A, 5.250%, 3/01/36	3/26 at 100.00	Ba3	1,032,370
3,815	California Community Housing Agency, California, Essential Housing Revenue Bonds, Creekwood, Series 2021A, 4.000%, 2/01/56, 144A	8/31 at 100.00	N/R	3,972,090
10,000	California Community Housing Agency, California, Essential Housing Revenue Bonds, Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A	2/30 at 100.00	N/R	11,340,200

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	California (continued)
$ 3,570	California Community Housing Agency, California, Essential Housing Revenue Bonds, Subordinate Series 2021A-2, 4.000%, 8/01/47, 144A	8/31 at 100.00	N/R	3,701,364
725	California Community Housing Agency, California, Essential Housing Revenue Bonds, The Arbors, Series 2020A, 5.000%, 8/01/50, 144A	8/30 at 100.00	N/R	826,928
1,000	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel Apartments, Series 2019A, 5.000%, 4/01/49, 144A	4/29 at 100.00	N/R	1,118,670
160	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020B-1, 5.000%, 6/01/49	6/30 at 100.00	BBB-	193,610
2,270	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020B-2, 0.000%, 6/01/55	6/30 at 26.72	N/R	439,018
1,000	California Educational Facilities Authority, Revenue Bonds, Pepperdine University, Refunding Series 2016, 5.000%, 10/01/49	4/26 at 100.00	AA-	1,182,790
3,605	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2021-1, 3.500%, 11/20/35	No Opt. Call	BBB+	4,116,287
1,250	California Infrastructure and Economic Development Bank Infrastructure State, Revolving Fund Revenue Bonds, Tax Series 2020A, 2.786%, 10/01/43	10/30 at 100.00	AAA	1,223,177
100	California Municipal Finance Authority, Revenue Bonds, Creative Center of Los Altos Project?Pinewood & Oakwood Schools, Series 2016B, 4.000%, 11/01/36, 144A	11/26 at 100.00	N/R	101,495
505	California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc - Lincoln Project, Taxable Series 2019B, 5.000%, 10/01/39, 144A	10/27 at 100.00	N/R	540,456
4,020	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines, Inc Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29 (AMT)	No Opt. Call	B+	4,560,288
840	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authoriity Desalination Project Pipeline, Refunding Series 2019, 5.000%, 7/01/39, 144A	1/29 at 100.00	Baa3	1,010,470
1,000	California Public Finance Authority, Charter School Lease Revenue Bonds, California Crosspoint Academy Project, Series 2020A, 5.125%, 7/01/55, 144A	7/28 at 100.00	N/R	1,046,980
400	California Public Finance Authority, Charter School Lease Revenue Bonds, Laverne Elementary Preparatory Academy Project, Series 2019A, 5.000%, 6/15/49, 144A	6/23 at 100.00	N/R	410,840
300	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education ? Obligated Group, Series 2016A, 5.000%, 6/01/31, 144A	6/25 at 100.00	N/R	329,916
745	California School Finance Authority, Charter School Revenue Bonds, Scholarship Prep Public Schools ? Obligated Group, Series 2020A, 5.000%, 6/01/60, 144A	6/28 at 100.00	N/R	748,956
500	California School Finance Authority, Educational Facility Revenue Bonds, River Springs Charter School Project, Series 2017A, 5.000%, 7/01/47, 144A	7/27 at 100.00	Ba2	538,485
	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Refunding Series 2022A:
2,500	5.000%, 8/01/28 (WI/DD, Settling 3/17/22)	No Opt. Call	A+	3,024,551
2,000	5.000%, 8/01/29 (WI/DD, Settling 3/17/22)	No Opt. Call	A+	2,460,096
2,500	5.000%, 8/01/30 (WI/DD, Settling 3/17/22)	No Opt. Call	A+	3,117,707
2,500	California State University, Systemwide Revenue Bonds, Taxable Series 2020D, 1.338%, 11/01/27	No Opt. Call	AA-	2,469,244
12,500	California State, General Obligation Bonds, Taxable Various Purpose Construction Series 2019 Bid Group A, 2.375%, 10/01/26	No Opt. Call	AA-	13,238,124

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	California (continued)
$ 1,375	California State, General Obligation Bonds, Various Purpose Series 2020, 3.000%, 11/01/41	11/30 at 100.00	AA-	1,479,500
	California State, General Obligation Bonds, Various Purpose Series 2021:
1,000	5.000%, 12/01/34	12/30 at 100.00	AA-	1,327,011
1,100	5.000%, 12/01/43	12/30 at 100.00	AA-	1,420,969
3,545	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/44	12/24 at 100.00	BB-	3,927,505
2,500	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014B, 6.000%, 12/01/24	No Opt. Call	BB-	2,794,000
1,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.000%, 12/01/46, 144A	6/26 at 100.00	BB-	1,114,990
	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2020A:
125	5.000%, 9/02/40	9/30 at 100.00	N/R	150,906
195	5.000%, 9/02/50	9/30 at 100.00	N/R	231,806
187	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.500%, 7/01/39 (6)	5/21 at 100.00	N/R	177,447
1,000	Compton, California, Sewer Revenue Bonds, Series 2009, 6.000%, 9/01/39	5/21 at 100.00	N/R	1,001,960
6,180	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Center City Anaheim, Series 2020A, 5.000%, 1/01/54, 144A	1/31 at 100.00	N/R	7,132,168
445	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Oceanaire-Long Beach, Series 2021A-1, 3.200%, 9/01/46, 144A	9/31 at 100.00	N/R	444,222
930	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Parallel-Anaheim Series 2021A, 4.000%, 8/01/56, 144A	8/31 at 100.00	N/R	986,490
	Downey, California, Pension Obligation Bonds, Taxable Series 2021:
2,750	2.845%, 6/01/40	6/30 at 100.00	AA	2,619,040
1,900	2.995%, 6/01/44	6/30 at 100.00	AA	1,824,474
	Fairfield, California, Certificates of Participation, Fairfield Water Financing Series 2007A:
1,920	0.000%, 4/01/36 – SYNCORA GTY Insured	No Opt. Call	AA	1,383,183
2,990	0.000%, 4/01/37 – SYNCORA GTY Insured	No Opt. Call	AA	2,091,333
5,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Taxable Refunding Series 2019A, 4.094%, 1/15/49	1/30 at 100.00	Baa2	5,213,300
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1:
1,000	5.000%, 6/01/33	6/28 at 100.00	BBB	1,214,400
1,500	5.000%, 6/01/35	6/28 at 100.00	BB+	1,789,755
1,000	5.250%, 6/01/47	6/22 at 100.00	N/R	1,037,840
12,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, First Subordinate Series 2007B-1, 0.000%, 6/01/47	4/21 at 21.89	CCC-	2,756,750
3,250	Hartnell Community College District, Monterey County, California, General Obligation Bonds, Election 2016 Series 2020B, 3.000%, 8/01/48	8/28 at 100.00	Aa2	3,401,855

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	California (continued)
	Huntington Beach, California, Pension Obligation Bonds, Taxable Series 2021:
$ 1,000	1.344%, 6/15/26 – BAM Insured (WI/DD, Settling 4/01/21)	No Opt. Call	AA+	997,793
1,125	1.911%, 6/15/28 – BAM Insured (WI/DD, Settling 4/01/21)	No Opt. Call	AA+	1,128,710
1,360	Irvine Ranch Water District, California, General Obligation Bonds, Series 2016, 5.250%, 2/01/41	8/26 at 100.00	AAA	1,670,434
1,500	Lammersville Schools Finance Authority, California, Lease Revenue Bonds, Cordes Elementary School, Series 2019, 3.000%, 10/01/49 – BAM Insured	10/27 at 100.00	A2	1,545,450
2,000	Lodi Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2016 Series 2020, 3.000%, 8/01/43	8/27 at 100.00	Aa3	2,097,800
3,500	Long Beach Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2016, Series 2019B, 3.000%, 8/01/48	8/29 at 100.00	AA-	3,689,245
1,600	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Refunding Series 2019D, 5.000%, 7/01/49	7/29 at 100.00	AA-	1,993,456
3,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017A, 5.000%, 7/01/47 (UB) (4)	1/27 at 100.00	AA-	3,649,080
1,500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2019A, 5.250%, 7/01/49	1/29 at 100.00	AA-	1,881,150
	Los Angeles Municipal Improvement Corporation, California, Lease Revenue Bonds, Capital Equipment Program, Refunding Series 2021A:
1,000	1.197%, 11/01/26	No Opt. Call	AA-	982,769
1,570	1.448%, 11/01/27	No Opt. Call	AA-	1,533,448
1,890	1.648%, 11/01/28	No Opt. Call	AA-	1,827,845
2,500	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2008 Series 2018B-1, 5.250%, 7/01/42	1/28 at 100.00	Aa3	3,085,500
1,580	Palomar Community College District, San Diego County, California, General Obligation Bonds, Series 2010B, 0.000%, 8/01/45 (5)	8/40 at 100.00	AA	1,727,068
5,345	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/39 – AGM Insured	No Opt. Call	A2	3,543,436
1,000	Rocklin, Placer County, California, Special Tax Bonds, Community Facilities District 10 Whitney Ranch, Series 2015, 5.000%, 9/01/39	9/25 at 100.00	N/R	1,122,350
1,040	Sacramento County, California, Airport System Revenue Bonds, Refunding Senior Series 2018C, 5.000%, 7/01/37 (AMT)	7/28 at 100.00	A	1,253,304
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2019E:
1,000	5.000%, 5/01/45 (AMT)	5/29 at 100.00	A	1,203,880
1,000	5.000%, 5/01/50 (AMT)	5/29 at 100.00	A	1,197,900
3,770	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Subordinate Series 2016D, 0.000%, 8/01/43, 144A	8/21 at 33.74	N/R	1,259,142
750	San Francisco Community College District, California, General Obligation Bonds, Taxable Election 2020 Series 2020A-1, 3.165%, 6/15/41	6/30 at 100.00	A+	764,693
685	San Francisco Municipal Transportation Agency, California Revenue Bonds, Taxable Refunding Series 2021A, 0.824%, 3/01/26	No Opt. Call	AA-	673,601
750	San Francisco Municipal Transportation Agency, California, Revenue Bonds, Taxable Refunding Series 2021A, 1.302%, 3/01/28	No Opt. Call	AA-	729,174

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	California (continued)
	San Jose, California, Airport Revenue Bonds, Refunding Series 2021C:
$ 500	1.882%, 3/01/28 (WI/DD, Settling 4/07/21)	No Opt. Call	A-	495,883
290	2.310%, 3/01/30 (WI/DD, Settling 4/07/21)	No Opt. Call	A-	286,910
1,750	2.960%, 3/01/36 (WI/DD, Settling 4/07/21)	3/31 at 100.00	A-	1,725,913
2,000	3.060%, 3/01/37 (WI/DD, Settling 4/07/21)	3/31 at 100.00	A-	1,969,794
420	3.290%, 3/01/41 (WI/DD, Settling 4/07/21)	3/31 at 100.00	A-	413,264
1,000	San Rafael Elementary School District, Marin County, California, General Obligation Bonds, Series 2005C, 0.000%, 8/01/30 – NPFG Insured	No Opt. Call	Baa2	847,210
500	Silicon Valley Clean Water, Mateo County, California, Wastewater Revenue Bonds, Taxable Refunding Series 2021A, 1.380%, 8/01/27	No Opt. Call	AA	493,359
415	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Refunding Sacramento County Tobacco Securitization Corporation Series 2021B Class 2, 4.000%, 6/01/49	12/30 at 100.00	BBB-	468,098
3,635	Transbay Joint Powers Authority, California, Tax Allocation Bonds, Subordinate Green Series 2020B, 2.400%, 10/01/49	4/30 at 100.00	BBB+	3,666,915
	University of California, General Revenue Bonds, Taxable Series 2021BI:
2,500	0.870%, 5/15/26	No Opt. Call	AA	2,457,486
1,000	1.272%, 5/15/27	No Opt. Call	AA	988,831
1,355	1.372%, 5/15/28	No Opt. Call	AA	1,325,583
168,027	Total California			162,961,490
	Colorado – 9.2%
2,630	64th Avenue ARI Authority, Adams County, Colorado, Special Revenue Bonds, Series 2020, 6.500%, 12/01/43	12/25 at 103.00	N/R	2,832,799
	Arista Metropolitan District, Broomfield County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Convertible to Unlimited Tax Series 2018A:
1,000	4.375%, 12/01/28	12/23 at 103.00	N/R	1,075,670
1,000	5.125%, 12/01/48	12/23 at 103.00	N/R	1,071,140
2,000	Auroroa, Colorado, Water Revenue Bonds, Refunding First Lien Green Series 2016, 5.000%, 8/01/41	8/26 at 100.00	AA+	2,376,620
1,000	Aviation Station North Metropolitan District 2, Denver County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2019A, 5.000%, 12/01/48	9/24 at 103.00	N/R	1,066,700
1,500	Belford North Metropolitan District, Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2020A, 5.500%, 12/01/50	12/25 at 103.00	N/R	1,618,905
1,000	Bennett Ranch Metropolitan District 1, Adams County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Tax Series 2021A, 5.000%, 12/01/51	3/26 at 103.00	N/R	1,060,258
750	Blue Lake Metropolitan District 3, Lochbuie, Weld County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2018A, 5.250%, 12/01/48	12/23 at 103.00	N/R	761,663
1,000	Broadway Station Metropolitan District 3, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Series 2019A, 5.000%, 12/01/49	6/24 at 103.00	N/R	1,087,370
500	Castle Pines Commercial Metropolitan District 1, Castle Rock, Colorado, Limited Tax Supported Revenue Bonds, Series 2015, 5.000%, 12/01/39	5/21 at 100.00	N/R	500,410

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Colorado (continued)
	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017:
$ 2,900	5.000%, 12/01/29 , 144A	12/22 at 103.00	N/R	3,083,773
1,500	5.000%, 12/01/37 , 144A	12/22 at 103.00	N/R	1,584,810
5,000	5.000%, 12/01/47 , 144A	12/22 at 103.00	N/R	5,260,250
1,000	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2020A, 5.000%, 12/01/51	12/25 at 103.00	N/R	1,083,520
1,700	Colliers Hill Metropolitan District 2, Erie, Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2017A, 6.500%, 12/01/47	12/22 at 103.00	N/R	1,789,947
400	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds World Compass Academy Project, Series 2017, 5.375%, 10/01/37	10/27 at 100.00	N/R	416,536
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-1, 4.000%, 8/01/44	8/29 at 100.00	BBB+	2,220,660
500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sunny Vista Living Center Project, Series 2015A, 5.750%, 12/01/35, 144A	12/25 at 100.00	N/R	510,370
250	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018, 5.875%, 12/01/46	12/23 at 103.00	N/R	270,248
2,315	Colorado State, Building Excellent Schools Today, Certificates of Participation, Series 2018N, 5.000%, 3/15/38	3/28 at 100.00	AA-	2,826,059
500	Copper Ridge Metropolitan District, Colorado Springs, Colorado, Tax Increment and Sales Tax Supported Revenue Bonds, Series 2019, 5.000%, 12/01/39	12/24 at 103.00	N/R	527,970
1,500	Crowfoot Valley Ranch Metropolitan District No 2, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2018A, 5.750%, 12/01/48	12/23 at 103.00	N/R	1,622,220
1,000	Dacono Urban Renewal Authority, Weld County, Colorado, Tax Increment Revenue Bonds, Series 2020, 6.250%, 12/01/39	12/25 at 103.00	N/R	1,063,300
1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A, 5.000%, 12/01/34 (AMT)	12/28 at 100.00	A	1,225,290
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016:
1,250	5.000%, 12/01/29	12/26 at 100.00	BBB-	1,457,450
2,000	5.000%, 12/01/30	12/26 at 100.00	BBB-	2,321,540
625	Denver International Business Center Metropolitan District 1, Denver, Colorado, General Obligation Bonds, Series 2019A, 4.000%, 12/01/48	6/24 at 100.00	BBB-	648,469
1,000	Denver International Business Center Metropolitan District 1, Denver, Colorado, General Obligation Bonds, Subordinate Limited Tax Series 2019B, 6.000%, 12/01/48	6/24 at 103.00	N/R	1,083,310
685	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2020A, 5.000%, 9/01/36	9/30 at 100.00	A	883,451
970	Flying Horse Metropolitan District 3, El Paso County, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2019, 6.000%, 12/01/49, 144A	9/24 at 103.00	N/R	1,029,946
1,000	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014, 5.750%, 12/01/30	12/24 at 100.00	N/R	1,070,620

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Colorado (continued)
	Fourth Street Crossing Business Improvement District, Silverthorne, Summit County, Colorado, Special Revenue and Tax Supported Bonds, Senior Series 2019A:
$ 1,000	4.625%, 12/01/29 , 144A	6/24 at 103.00	N/R	1,073,220
2,135	5.125%, 12/01/38 , 144A	6/24 at 103.00	N/R	2,290,428
1,000	5.375%, 12/01/49 , 144A	6/24 at 103.00	N/R	1,072,590
2,000	Future Legends Sports Park Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.500%, 6/01/50, 144A	6/25 at 103.00	N/R	1,985,940
1,000	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Refunding Series 2020, 4.750%, 12/01/50	12/25 at 102.00	N/R	1,047,564
1,000	Hess Ranch Metropolitan District 6, Parker, Colorado, Limited Tax General Obligation Bonds, Series 2020A-1, 5.000%, 12/01/49	3/25 at 103.00	N/R	1,082,180
1,050	Independence Metropolitan District 3, Elbert County, Colorado, Limited Tax General Obligation Bonds, Series 2019A, 6.250%, 12/01/49	6/24 at 103.00	N/R	1,134,588
2,500	Independence Water & Sanitation District, Elbert County, Colorado, Special Revenue Bonds, Series 2019, 7.250%, 12/01/38	6/24 at 103.00	N/R	2,711,025
500	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Special Revenue Bonds, Subordinate Series 2020B, 5.750%, 12/15/50	12/23 at 103.00	N/R	533,450
615	Jones District Community Authority Board, Centennial, Colorado, Special Revenue Convertible Capital Appreciaiton Bonds, Series 2020A, 0.000%, 12/01/50	12/25 at 103.00	N/R	512,572
1,000	Kinston Metropolitan District 5, Loveland, Larimer County, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 4.625%, 12/01/35	12/25 at 103.00	N/R	1,096,880
1,000	Lakes at Centerra Metropolitan District 2, Loveland, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018A, 5.250%, 12/01/47	12/23 at 103.00	N/R	1,064,200
500	Lanterns Metropolitan District 1, Castle Rock, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2019A, 5.000%, 12/01/39	9/24 at 103.00	N/R	539,200
500	Littleton Village Metropolitan District No 2, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Series 2015, 5.375%, 12/01/45	5/21 at 103.00	N/R	515,550
	Mirabelle Metropolitan District 2, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2020A:
500	5.000%, 12/01/39	3/25 at 103.00	N/R	540,100
1,000	5.000%, 12/01/49	3/25 at 103.00	N/R	1,070,550
1,000	North Range Metropolitan District 3, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2020A-3, 5.250%, 12/01/50	12/25 at 103.00	N/R	1,095,500
1,000	Northfield Metropolitan District 2, Fort Collins, Larimer County, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.000%, 12/01/50	12/25 at 103.00	N/R	1,065,140
	Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds, Series 2019:
2,500	5.000%, 12/01/39	12/24 at 103.00	N/R	2,726,225
6,500	5.000%, 12/01/49	12/24 at 103.00	N/R	7,024,355
500	Palisade Park West Metropolitan District, Broomfield County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax, Series 2019A, 5.125%, 12/01/49	6/24 at 103.00	N/R	533,905
1,500	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Series 2019A, 4.000%, 12/01/46 – AGM Insured	12/29 at 100.00	A	1,737,120

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 290	Peak Metropolitan District 1, Colorado Springs, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2021A, 5.000%, 12/01/51, 144A	3/26 at 103.00	N/R	309,276
1,305	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 4.500%, 12/01/30, 144A	12/22 at 100.00	N/R	1,343,589
	Prairie Center Metopolitan District No 3, In the City of Brighton, Adams County, Colorado, Limited Property Tax Supported Primary Improvements Revenue Bonds, Refunding Series 2017A:
1,560	4.125%, 12/15/27 , 144A	12/26 at 100.00	N/R	1,648,374
2,000	5.000%, 12/15/41 , 144A	12/26 at 100.00	N/R	2,148,860
980	Prairie Center Metropolitan District No 3, Brighton, Colorado, Special Revenue Bonds, Park and Recreation Improvements Series 2018, 5.125%, 12/15/42	12/23 at 103.00	N/R	1,046,150
1,500	Prairie Farm Metropolitan District, In the City of Commerce City, Adams County, Colorado, Limited Tax Convertible to Unlimited Tax, General Obligation Bonds, Series 2018A, 5.250%, 12/01/48	12/22 at 103.00	N/R	1,610,640
1,000	Pueblo Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, EVRAZ Project, Series 2021A, 4.750%, 12/01/45, 144A	12/30 at 100.00	N/R	1,066,130
500	Raindance Metropolitan District 1, Acting by and through its Water Activity Enterprise In the Town of Windsor, Weld County, Colorado, Non-Potable Water Enterprise Revenue Bonds, Series 2020, 5.000%, 12/01/40	12/25 at 103.00	N/R	540,360
2,000	Rampart Range Metropolitan District 1, Lone Tree, Colorado, Limited Tax Supported and Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/47	12/27 at 100.00	A2	2,404,780
500	Regional Transportation District, Colorado, Private Activity Bonds, Denver Transit Partners Eagle P3 Project, Series 2020A, 4.000%, 7/15/36	1/31 at 100.00	Baa2	588,693
1,865	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Fastracks Project, Series 2016A, 5.000%, 11/01/46	11/26 at 100.00	Aa2	2,196,914
875	South Maryland Creek Ranch Metropolitan District, Summitt County, Colorado, Limited Tax General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2018A, 5.625%, 12/01/47	12/23 at 103.00	N/R	939,138
1,400	South Sloan?s Lake Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2019, 4.000%, 12/01/39 – AGM Insured	12/29 at 100.00	Baa3	1,605,184
1,650	Sterling Ranch Metropolitan District 1, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2020, 5.000%, 12/01/40	12/25 at 103.00	N/R	1,783,188
	Trails at Crowfoot Metropolitan District 3, Parker, Colorado, Limited Tax General Obligation Bonds, Series 2019A:
1,500	5.000%, 12/01/39	9/24 at 103.00	N/R	1,611,570
1,000	5.000%, 12/01/49	9/24 at 103.00	N/R	1,066,010
1,970	Vauxmont Metropolitan District, Arvada, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Convertible to Unlimited Tax Refunding Subordinate Series 2019, 3.250%, 12/15/50 – AGM Insured	12/24 at 103.00	AA	2,083,984
	Velocity Metropolitan District 3, In the City of Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2019:
500	5.125%, 12/01/34	12/23 at 103.00	N/R	537,815
3,820	5.375%, 12/01/39	12/23 at 103.00	N/R	4,112,994
1,600	Velocity Metropolitan District 5, In the City of Aurora, Colorado, Limited Tax General Obligation Bonds, Convertible Capital Appreciation Series 2020A-2, 0.000%, 12/01/50	12/23 at 81.31	N/R	1,135,056

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 2,000	Velocity Metropolitan District 5, In the City of Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2020A-1, 5.375%, 12/01/50	12/23 at 103.00	N/R	2,111,740
1,000	Verve Metropolitan District 1, Jefferson County and the City and County of Broomfield, Colorado, General Obligation Bonds, Refunding and Improvement Limited Tax Series 2021, 5.000%, 12/01/51	3/26 at 103.00	N/R	1,064,344
1,000	Willow Springs Ranch Metropolitan District, Monument, El Paso County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.000%, 12/01/49	12/24 at 103.00	N/R	1,068,240
500	Windsor Highlands Metropolitan District 9, Windsor, Larimer County, Colorado, Limited Tax Supported Revenue Bonds, Series 2019, 5.000%, 12/01/39	9/24 at 103.00	N/R	537,075
1,856	Woodmen Heights Metropolitan District 2, El Paso County, Colorado, General Obligation Limited Tax Bonds, Refunding Subordinate Series 2020B-2, 7.500%, 12/15/40	12/25 at 103.00	N/R	1,960,177
105,946	Total Colorado			114,403,837
	Connecticut – 0.9%
200	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc, Series 2004, 7.950%, 4/01/26 (AMT)	5/21 at 100.00	Caa3	188,428
100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc Project, Series 2016A, 5.000%, 9/01/46, 144A	9/26 at 100.00	BB	109,230
2,025	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nuvance Health Series 2019A, 3.000%, 7/01/39 – AGM Insured	7/29 at 100.00	A2	2,094,761
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2021L-1, 4.000%, 7/01/30 (WI/DD, Settling 6/04/21)	No Opt. Call	BBB+	605,488
	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2020A:
1,000	4.000%, 5/01/36	5/30 at 100.00	A+	1,165,710
3,750	5.000%, 5/01/37	5/30 at 100.00	A+	4,753,283
750	5.000%, 5/01/38	5/30 at 100.00	A+	947,887
1,000	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Refunding Series 2017, 5.000%, 4/01/39, 144A	4/27 at 100.00	N/R	1,142,430
9,325	Total Connecticut			11,007,217
	Delaware – 0.2%
	Delaware Health Facilities Authroity, Revenue Bonds, Beebe Medical Center Project, Series 2018:
1,000	4.375%, 6/01/48	12/28 at 100.00	BBB	1,113,660
1,500	5.000%, 6/01/48	12/28 at 100.00	BBB	1,762,065
35	Kent County, Delaware, Student Housing & Dining Facility Revenue Bonds, Collegiate Housing Foundation - Dover LLC Delaware State University Project, Series 2018A, 5.000%, 7/01/48	1/28 at 100.00	BB-	38,103
2,535	Total Delaware			2,913,828
	District of Columbia – 0.2%
100	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	110,957

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	District of Columbia (continued)
$ 415	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2018A, 5.000%, 10/01/26 (AMT)	No Opt. Call	A+	506,321
1,500	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2019A, 5.000%, 10/01/34 (AMT)	10/29 at 100.00	A+	1,883,430
2,015	Total District of Columbia			2,500,708
	Florida – 8.8%
3,105	Alachua County Health Facilities Authority, Florida, Health Facilties Revenue Bonds, Shands Healthcare Project, Series 2007A, 0.998%, 12/01/37 (3-Month LIBOR *67% reference rate + 0.870% spread) (7)	5/21 at 100.00	A3	3,077,303
1,000	Alachua County Health Facilities Authority, Florida, Health Facilties Revenue Bonds, Shands Teaching Hospital & Clinics, Inc at the University of Florida Project, Series 2019A, 4.000%, 12/01/49	12/29 at 100.00	A3	1,124,870
1,000	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Ave Maria National Project, Series 2021, 3.750%, 5/01/41	5/31 at 100.00	N/R	1,010,870
1,000	Bannon Lakes Community Development District, Saint Johns County, Florida, Special Assessment Revenue Bonds, Series 2021, 4.000%, 5/01/51, 144A	5/31 at 100.00	N/R	1,023,320
345	Bay Laurel Center Community Development District, Marion County, Florida, Special Assessment Bonds, Refunding Indigo Series 2016, 4.125%, 5/01/31	5/27 at 100.00	N/R	363,499
1,000	Beaumont Communit Development District 1, City of Wildwood, Florida, Special Assessment Bonds, Series 2019 A-1, 5.625%, 11/01/49, 144A	11/29 at 100.00	N/R	1,132,510
1,500	Broward County, Florida, Airport System Revenue Bonds, Series 2019A, 4.000%, 10/01/49 (AMT)	10/29 at 100.00	A	1,661,280
	Broward County, Florida, Port Facilities Revenue Bonds, Series 2019A:
1,000	5.000%, 9/01/44	9/29 at 100.00	A	1,207,430
2,000	5.000%, 9/01/49	9/29 at 100.00	A	2,400,360
	Broward County, Florida, Port Facilities Revenue Bonds, Series 2019B:
1,500	4.000%, 9/01/37 (AMT) (UB) (4)	9/29 at 100.00	A	1,703,130
2,500	4.000%, 9/01/39 (AMT) (UB) (4)	9/29 at 100.00	A	2,823,375
240	Cape Coral Health Facilities Authority, Florida, Senior Housing Revenue Bonds, Gulf Care Inc Project, Series 2015, 5.750%, 7/01/30, 144A	7/25 at 100.00	N/R	257,662
3,225	Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, Franklin Academy Projects, Series 2020, 5.000%, 12/15/40, 144A	7/26 at 100.00	N/R	3,503,866
255	Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, South Tech Schools Project, Series 2020A, 5.000%, 6/15/55, 144A	6/27 at 100.00	N/R	268,138
1,000	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, Pineapple Cove Classical Academy, Series 2019A, 5.250%, 7/01/49, 144A	1/29 at 100.00	N/R	1,099,890
100	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, The Florida Charter Educational Foundation, Inc Projects, Series 2018A, 5.375%, 6/15/48, 144A	6/28 at 100.00	N/R	109,761
50	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc, Series 2018, 6.100%, 8/15/38, 144A	8/28 at 100.00	N/R	54,407
2,610	Capital Trust Agency, Florida, Revenue Bonds, Provision CARES Proton Therapy Center, Orlando Project, Series 2018, 7.500%, 6/01/48, 144A (6), (8)	6/28 at 100.00	N/R	991,800
100	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2017A, 4.375%, 6/15/27, 144A	No Opt. Call	N/R	105,192

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
$ 500	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2019A, 5.000%, 6/15/39, 144A	6/26 at 100.00	N/R	542,235
1,000	Capital Trust Agency, Florida, Revenue Bonds, St Johns Classical Academy, Refunding Series 2021A, 4.000%, 6/15/56, 144A	6/30 at 100.00	N/R	995,269
100	Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series 2017A, 5.000%, 10/15/47, 144A	10/27 at 100.00	Ba2	107,237
100	Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series 2019A, 5.000%, 10/15/39, 144A	10/27 at 100.00	Ba2	108,563
1,500	Charlotte County Industrial Development Authority, Florida, Utility System Revenue Bonds, Town & Country Utilities Project, Series 2019, 5.000%, 10/01/49, 144A (AMT)	10/27 at 100.00	N/R	1,648,650
150	Copperspring Community Development District, Pasco County, Florida, Special Assessment Bonds, Series 2019, 4.000%, 12/15/39	12/29 at 100.00	N/R	157,607
1,000	Downtown Doral Community Development District, Florida, Special Assessment Bonds, Assessment Area One, Series 2018A, 5.100%, 5/01/48, 144A	5/28 at 100.00	N/R	1,100,100
500	Eden Hills Community Development District, Lake Alfred, Florida, Special Assessment Revenue Bonds, Phase 1 Series 2020, 4.125%, 5/01/51	5/30 at 100.00	N/R	514,875
	Escambia County Health Facilities Authority, Florida, Health Care Facilities Revenue Bonds, Baptist Health Care Corporation Obligated, Series 2020A:
1,000	4.000%, 8/15/45	2/30 at 100.00	Baa2	1,110,040
1,000	4.000%, 8/15/45 – AGM Insured (UB) (4)	2/30 at 100.00	A2	1,137,170
3,000	4.000%, 8/15/50	2/30 at 100.00	Baa2	3,307,290
295	Fiddlers Creek Community Development District 2, Collier County, Florida, Special Assessment Revenue Bonds, Refunding Series 2019, 5.000%, 5/01/35	5/29 at 100.00	N/R	347,610
100	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter Foundation Inc Projects, Series 2016A, 4.750%, 7/15/36, 144A	7/26 at 100.00	N/R	107,016
1,250	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Mater Academy Projects, Series 2020A, 5.000%, 6/15/40	6/27 at 100.00	BBB	1,423,325
500	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2012A, 6.125%, 6/15/43, 144A	6/22 at 100.00	N/R	516,555
100	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2020C, 5.000%, 9/15/40, 144A	9/27 at 100.00	N/R	110,589
500	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, River City Science Academy Projects, Series 2021A, 4.000%, 7/01/55	7/28 at 100.00	Baa3	529,572
1,510	Florida Development Finance Corporation, Florida, Solid Waste Disposal Revenue Bonds, Waste Pro USA, Inc Project, Series 2019, 5.000%, 5/01/29, 144A (AMT)	5/22 at 105.00	N/R	1,629,124
12,320	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Brightline Passenger Rail Project, Green Series 2019B, 7.375%, 1/01/49, 144A (AMT)	1/24 at 107.00	N/R	12,150,600
	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
10,100	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	5/21 at 104.00	N/R	9,847,702
2,120	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	5/21 at 104.00	N/R	2,047,390
1,100	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Jacksonville University Project, Series 2018A-1, 5.000%, 6/01/48, 144A	6/28 at 100.00	N/R	1,276,770

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,000	Greater Orlando Aviation Authority, Florida, Special Purpose Airport Facilities Revenue Bonds, JetBlue Airways Corporation, Series 2013, 5.000%, 11/15/36 (AMT)	5/23 at 100.00	N/R	1,051,580
500	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Three, Series 2019A-1, 5.250%, 11/01/39, 144A	11/29 at 100.00	N/R	559,415
	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Florida Health Sciences Center Inc D/B/A Tampa General Hospital, Series 2020A:
3,950	4.000%, 8/01/45	2/31 at 100.00	Baa1	4,451,887
6,875	3.500%, 8/01/55 (UB) (4)	2/31 at 100.00	Baa1	7,241,712
1,500	Jacksonville, Florida, Health Care Facilities Revenue Bonds, Brooks Rehabilitation, Series 2020, 4.000%, 11/01/45	11/29 at 100.00	A-	1,672,050
2,000	Jacksonville, Florida, Special Revenue Bonds, Refunding Series 2017A, 5.250%, 10/01/42	10/27 at 100.00	A1	2,506,900
175	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Ranch South Project, Series 2016, 5.000%, 5/01/36	5/26 at 100.00	N/R	190,684
1,000	Magic Place Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2019, 4.500%, 5/01/51	5/30 at 100.00	N/R	1,059,560
100	Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, South Florida Autism Charter School Project, Series 2017, 5.875%, 7/01/37, 144A	7/27 at 100.00	N/R	109,102
2,500	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	BBB+	2,805,350
1,670	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2020A, 4.000%, 10/01/39	10/30 at 100.00	A-	1,957,192
	Miami-Dade County, Florida, General Obligation Bonds, Public Health Trust Program Series 2018A:
2,000	5.000%, 7/01/46	7/29 at 100.00	AA	2,487,060
2,000	5.000%, 7/01/47	7/29 at 100.00	AA	2,484,660
145	Mirada Community Development District, Pasco County, Florida, Bond Anticipation Note, Assessment Area 3, Series 2019, 4.500%, 5/01/24	5/21 at 100.00	N/R	145,178
1,500	Mirada II Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2021, 4.000%, 5/01/51	5/31 at 100.00	N/R	1,526,136
160	North Park Isle Community Development District, Plant City, Florida, Special Assessment Revenue Bonds, Assessment Area 1, Series 2019, 4.500%, 5/01/40	5/29 at 100.00	N/R	171,240
1,000	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2021, 4.000%, 8/01/51	8/31 at 100.00	N/R	1,035,064
245	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding & Improvement Series 2019A-1, 5.000%, 10/01/44	10/29 at 100.00	BBB-	299,971
100	Pinellas County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Drs Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc, Project, Series 2019, 5.000%, 7/01/29	No Opt. Call	N/R	113,912
165	Rhodine Road North Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2019, 4.750%, 5/01/50	5/29 at 100.00	N/R	178,065
	Sarasota National Community Development District, Florida, Special Assessment Bonds, Refunding Series 2020:
1,000	3.500%, 5/01/31	5/30 at 100.00	N/R	1,064,590
1,135	4.000%, 5/01/39	5/30 at 100.00	N/R	1,208,741

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,560	Seminole County Industrial Development Authority, Florida, Retirement Facility Revenue Bonds, Legacy Pointe At UCF Project, Series 2019A, 5.750%, 11/15/54	11/26 at 103.00	N/R	1,534,806
500	Spencer Creek Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2019, 5.250%, 5/01/49	5/29 at 100.00	N/R	559,340
	Tampa, Florida, Capital Improvement Cigarette Tax Allocation Bonds, H Lee Moffitt Cancer Center Project, Series 2020A:
3,305	0.000%, 9/01/45	9/30 at 54.56	A+	1,382,878
4,644	0.000%, 9/01/49	9/30 at 46.08	A+	1,630,648
3,790	0.000%, 9/01/53	9/30 at 38.62	A+	1,109,826
205	Tampa, Florida, Revenue Bonds, H Lee Moffitt Cancer Center and Research Institute, Series 2020B, 4.000%, 7/01/39	7/30 at 100.00	A-	235,069
2,000	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series 2017B, 4.000%, 7/01/42	7/28 at 100.00	A2	2,256,320
500	Towne Park Community Development District, Florida, Special Assessment Bonds, Area 3B Project, Series 2019, 4.625%, 5/01/50	5/30 at 100.00	N/R	538,145
	Triple Creek Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2019A:
100	4.625%, 5/01/39	5/29 at 100.00	N/R	108,883
200	4.750%, 5/01/50	5/29 at 100.00	N/R	214,832
90	Villamar Community Development District, Winter Haven, Florida, Special Assessment Revenue Bonds, Series 2019, 4.625%, 5/01/39	5/29 at 100.00	N/R	98,078
700	Windward Community Development District, Florida, Special Assessment Bonds, Series 2020A-1, 4.500%, 5/01/51	5/30 at 100.00	N/R	726,390
111,589	Total Florida			109,349,216
	Georgia – 1.2%
	Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds, Georgia Proton Treatment Center Project, Current Interest Series 2017A-1:
1,500	6.750%, 1/01/35	1/28 at 100.00	N/R	956,505
500	7.000%, 1/01/40	1/28 at 100.00	N/R	319,055
5,000	Atlanta, Georgia, Airport General Revenue Bonds, Series 2019B, 4.000%, 7/01/49 (AMT)	7/29 at 100.00	A+	5,579,700
1,000	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Subordinate Lien Series 2019D, 4.000%, 7/01/40 (AMT)	7/29 at 100.00	A+	1,134,470
200	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Series 2019A, 5.000%, 1/01/36	7/28 at 100.00	BBB+	243,580
1,500	Municipal Electric Authority of Georgia, General Resolution Projects Subordinated Bonds, Series 20188HH, 5.000%, 1/01/29	1/28 at 100.00	A-	1,860,660
1,500	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series 2016A, 5.000%, 1/01/28	7/26 at 100.00	BBB+	1,802,565
3,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Savannah College of Art & Design Projects, Series 2014, 5.000%, 4/01/44	4/24 at 100.00	A3	3,274,470
14,200	Total Georgia			15,171,005
	Guam – 0.5%
1,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/27	11/25 at 100.00	BB	1,144,410

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Guam (continued)
$ 1,100	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	BB	1,133,308
1,700	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Refunding Series 2021A, 5.000%, 11/01/35	5/31 at 100.00	Ba1	2,112,227
1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2020A, 5.000%, 1/01/50	7/30 at 100.00	Baa2	1,204,610
90	Guam Government, General Obligation Bonds, Series 2019, 5.000%, 11/15/31 (AMT)	5/29 at 100.00	BB-	99,661
4,890	Total Guam			5,694,216
	Idaho – 0.1%
1,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke's Health System Project, Series 2018A, 5.000%, 3/01/36	9/28 at 100.00	A-	1,210,420
	Illinois – 5.6%
500	Bolingbrook, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2019, 5.250%, 3/01/41	3/28 at 100.00	N/R	519,915
1,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A-	1,195,400
1,335	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Project Series 2015C, 5.250%, 12/01/35	12/24 at 100.00	BB-	1,474,534
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2012B:
1,000	5.000%, 12/01/34	12/22 at 100.00	BB-	1,049,310
1,000	4.000%, 12/01/35	12/22 at 100.00	BB-	1,032,400
1,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017G, 5.000%, 12/01/34	12/27 at 100.00	BB-	1,169,560
1,445	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2021B, 5.000%, 12/01/31	12/30 at 100.00	BB-	1,790,258
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2021A:
2,940	5.000%, 12/01/32	12/30 at 100.00	BB-	3,626,481
1,650	5.000%, 12/01/39	12/30 at 100.00	BB-	1,998,717
2,000	Chicago Greater Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Refunding Series 2016A, 5.000%, 12/01/31	12/26 at 100.00	AA	2,460,500
780	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Second Lien Series 2020A, 5.000%, 12/01/55 (UB) (4)	12/29 at 100.00	A+	948,792
	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014:
5,000	5.250%, 12/01/49 (4)	12/24 at 100.00	AA	5,804,300
7,500	5.250%, 12/01/49 (UB) (4)	12/24 at 100.00	AA	8,706,450
100	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, River Point Plaza Redevelopment Project, Series 2018, 4.835%, 4/15/28, 144A	1/23 at 100.00	N/R	103,687
1,000	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Refunding Senior Lien Series 2016C, 5.000%, 1/01/32	1/26 at 100.00	A	1,177,210
1,000	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Senior Lien Series 2016G, 5.000%, 1/01/52 (AMT)	1/27 at 100.00	A	1,142,230
1,000	Chicago, Illinois, General Obligation Bonds, Project Series 2011A, 5.000%, 1/01/40	5/21 at 100.00	Ba1	1,001,750

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 2,000	Chicago, Illinois, General Obligation Bonds, Refunding Series 2020A, 5.000%, 1/01/30	No Opt. Call	BBB-	2,469,780
1,000	Chicago, Illinois, Midway Airport Revenue Bonds, Refunding Second Lien Series 2014A, 5.000%, 1/01/31 (AMT)	1/24 at 100.00	A-	1,108,970
	Cook County, Illinois, General Obligation Bonds, Refunding Series 2021A:
1,825	5.000%, 11/15/31	11/30 at 100.00	A2	2,371,987
1,200	5.000%, 11/15/32	11/30 at 100.00	A2	1,553,921
1,175	5.000%, 11/15/33	11/30 at 100.00	A2	1,513,753
	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2021A:
180	4.000%, 11/15/39	11/30 at 100.00	AA-	210,736
485	4.000%, 11/15/40	11/30 at 100.00	AA-	566,175
5,000	Illinois Finance Authority Revenue Bonds, OSF Healthcare System, Refunding Series 2018A, 4.125%, 5/15/47	11/28 at 100.00	A3	5,630,800
485	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A, 5.750%, 12/01/35, 144A	12/25 at 100.00	N/R	534,324
1,025	Illinois Finance Authority, Health Services Facility Lease Revenue Bonds, Provident Group - UIC Surgery Center, LLC - University of Illinois Health Services Facility Project, Series 2020, 4.000%, 10/01/50	10/30 at 100.00	BBB+	1,137,340
	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series 2015A:
225	5.000%, 10/01/46 (Pre-refunded 10/01/25) (UB) (4)	10/25 at 100.00	N/R (9)	269,224
25	5.000%, 10/01/46 (UB) (4)	10/25 at 100.00	AA-	29,422
750	Illinois State, General Obligation Bonds, March Series 2021A, 4.000%, 3/01/39	3/31 at 100.00	BBB-	828,737
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B:
1,000	5.000%, 6/15/23	6/22 at 100.00	BB+	1,049,940
1,060	5.000%, 6/15/52	6/22 at 100.00	BB+	1,096,167
4,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2020A, 4.000%, 6/15/50 – BAM Insured	12/29 at 100.00	AA	4,472,840
1,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A, 0.000%, 12/15/52 – BAM Insured	No Opt. Call	AA	555,960
2,500	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/37 – NPFG Insured	No Opt. Call	BB+	1,539,425
430	Morton Grove, Illinois, Tax Increment Revenue Bonds, Sawmill Station Redevelopment Project, Senior Lien Series 2019, 5.000%, 1/01/39	1/26 at 100.00	N/R	437,766
	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitzation Bonds, Second Lien Series 2020A:
2,500	5.000%, 1/01/29	No Opt. Call	AA-	3,133,675
3,000	5.000%, 1/01/30	No Opt. Call	AA-	3,817,020
61,615	Total Illinois			69,529,456
	Indiana – 1.5%
1,420	Gary Local Public Improvement Bond Bank, Indiana, Economic Development Revenue Bonds, Drexel Foundation for Educational Excellence Project, Refunding Series 2020A, 5.875%, 6/01/55, 144A	6/30 at 100.00	N/R	1,475,891

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Indiana (continued)
$ 1,400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Rose Hulman Institute Of Technology Project, Series 2020A, 4.000%, 6/01/50	6/30 at 100.00	A2	1,583,050
1,000	Indiana Finance Authority, Educational Facilities Revenue Bonds, Valparaiso University Project, Series 2014, 5.000%, 10/01/39	10/24 at 100.00	Baa1	1,079,860
1,000	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2021A, 4.125%, 12/01/26	No Opt. Call	Caa2	1,054,095
110	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)	8/22 at 100.00	Caa2	114,003
1,000	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2020, 6.750%, 5/01/39 (AMT)	11/30 at 100.00	Caa2	1,257,930
560	Indiana Finance Authority, Hospital Revenue Bonds, King's Daughters' Hospital and Health Services, Series 2010, 5.125%, 8/15/27	5/21 at 100.00	Baa2	561,501
3,250	Indiana Finance Authority, Provate Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.250%, 1/01/51 (AMT)	7/23 at 100.00	BBB+	3,522,025
2,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A, 5.000%, 10/01/40	10/24 at 100.00	A+	2,279,860
2,500	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006B-7, 5.000%, 11/15/46	11/26 at 100.00	Aa2	3,001,825
1,770	Northern Indiana Commuter Transportation District, Inidiana, Limited Obligation Revenue Bonds, Series 2016, 5.000%, 7/01/35	7/26 at 100.00	AA-	2,118,991
16,010	Total Indiana			18,049,031
	Iowa – 0.4%
1,000	Iowa Finance Authority, Health Facilities Revenue Bonds, UnityPoint Health, Series 2016E, 4.000%, 8/15/46	2/26 at 100.00	A1	1,072,640
1,000	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	Ba3	1,033,950
155	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2019, 3.125%, 12/01/22	4/21 at 103.00	B+	157,974
1,250	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)	12/22 at 103.00	BB-	1,359,650
1,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	5/21 at 100.00	B-	1,013,670
4,405	Total Iowa			4,637,884
	Kansas – 0.4%
1,000	Kansas Independent College Finance Authority, Educational Facilities Revenue Bonds, Ottawa University Project, Series 2015, 7.000%, 6/01/45, 144A	6/22 at 103.00	N/R	1,056,119
	Overland Park Development Corporation, Kansas, Revenue Bonds, Convention Center Hotel, Refunding & improvement Series 2019:
1,680	5.000%, 3/01/25	No Opt. Call	BB-	1,752,811
1,500	5.000%, 3/01/44	3/29 at 100.00	BB-	1,528,650
500	5.000%, 3/01/49	3/29 at 100.00	BB-	508,050
4,680	Total Kansas			4,845,630

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Kentucky – 1.1%
$ 60	Ashland, Kentucky, Medical Center Revenue Bonds, Ashland Hospital Corporation d/b/a King's Daughters Medical Center Project, Refunding Series 2019, 4.000%, 2/01/35	2/30 at 100.00	BBB-	65,261
1,000	Bell County, Kentucky, Special Assessment Industrial Building Revenue Bonds, Boone's Ridge Project, Series 2020, 6.000%, 12/01/40	12/30 at 100.00	N/R	1,037,740
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc, Series 2017A, 5.000%, 12/01/45 – AGM Insured (UB) (4)	12/27 at 100.00	A2	1,209,890
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A:
1,500	5.000%, 7/01/27	7/25 at 100.00	Baa2	1,734,000
1,000	5.000%, 7/01/30	7/25 at 100.00	Baa2	1,132,910
2,500	Kentucky Municipal Power Agency, Power System Revenue Bonds, Prairie State Project, Refunding Series 2016A, 5.000%, 9/01/36 – NPFG Insured	9/26 at 100.00	Baa1	3,027,825
1,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 122, Series 2019A, 4.000%, 11/01/34	11/28 at 100.00	A1	1,153,580
2,000	Louisville/Jefferson County Metro Government, Kentucky, Health System Revenue Bonds, Norton Healthcare, Inc, Series 2020A, 3.000%, 10/01/43	10/29 at 100.00	A	2,074,000
1,000	Newport, Kentucky, Special Obligation Revenue Bonds, Newport Clifton Project, Series 2020B, 5.500%, 12/01/60	12/30 at 100.00	N/R	1,006,622
315	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 2.550%, 11/01/27 (Mandatory Put 5/03/21) (AMT)	No Opt. Call	A	315,554
1,475	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2016A, 1.300%, 9/01/44 (Mandatory Put 9/01/27) (AMT)	No Opt. Call	A	1,460,206
12,850	Total Kentucky			14,217,588
	Louisiana – 2.5%
2,785	Calcasieu Parish Memorial Hospital Service District, Louisiana, Revenue Bonds, Lake Charles Memorial Hospital, Refunding Series 2019, 5.000%, 12/01/34	12/29 at 100.00	BB+	3,059,100
280	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Saint Martin Parish GOMESA Project, Series 2019, 4.400%, 11/01/44, 144A	11/28 at 100.00	N/R	290,769
1,150	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Lincoln Preparatory School Project, Series 2021A, 5.250%, 6/01/51, 144A	6/31 at 100.00	N/R	1,224,446
	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2020A:
5,355	3.000%, 5/15/47 (UB) (4)	5/30 at 100.00	A3	5,463,117
2,145	4.000%, 5/15/49 (UB) (4)	5/30 at 100.00	A3	2,432,601
600	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Tulane University, Refunding Series 2020A, 4.000%, 4/01/50	4/30 at 100.00	A	675,726
500	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Young Audiences Charter School, Series 2019A, 5.000%, 4/01/57, 144A	4/27 at 100.00	N/R	507,485
	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Taxable Refunding Series 2021:
2,000	2.839%, 6/01/41 – AGM Insured	6/31 at 100.00	BBB+	1,895,828
1,500	2.939%, 6/01/45 – AGM Insured	6/31 at 100.00	BBB+	1,422,077

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Louisiana (continued)
$ 2,160	New Orleans, Louisiana, Water Revenue Bonds, Taxable Refunding Series 2021, 2.889%, 12/01/41 – AGM Insured	12/31 at 100.00	BBB+	2,024,363
4,000	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2008, 6.100%, 6/01/38 (Mandatory Put 6/01/30), 144A	No Opt. Call	BB-	5,011,600
500	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2010, 6.350%, 7/01/40, 144A	6/30 at 100.00	BB-	636,420
725	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2010A, 6.350%, 10/01/40, 144A	6/30 at 100.00	BB-	922,809
1,000	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2010B, 6.100%, 12/01/40 (Mandatory Put 3/01/30), 144A	No Opt. Call	BB-	1,252,900
1,000	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2011, 5.850%, 8/01/41 (Mandatory Put 6/01/25), 144A	No Opt. Call	BB-	1,130,140
2,500	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017A-1, 2.000%, 6/01/37 (Mandatory Put 4/01/23)	No Opt. Call	BBB-	2,551,075
1,000	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017A-3, 2.200%, 6/01/37 (Mandatory Put 7/01/26)	No Opt. Call	BBB-	1,033,080
29,200	Total Louisiana			31,533,536
	Maryland – 1.3%
2,840	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017, 5.000%, 9/01/39	9/27 at 100.00	CCC	2,877,318
205	Frederick County, Maryland, Special Tax Limited Obligation Bonds, Jefferson Technology Park Project, Refunding Series 2020A, 5.000%, 7/01/43, 144A	7/30 at 102.00	N/R	233,108
150	Frederick County, Maryland, Tax Increment and Special Tax Limited Obligation Bonds, Jefferson Technology Park Project, Refunding Series 2020B, 4.625%, 7/01/43, 144A	7/30 at 102.00	N/R	171,943
1,000	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine Terminals Inc Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25	5/21 at 100.00	BB-	1,009,870
500	Maryland Economic Development Corporation, Private Activity Revenue Bonds RSA, Purple Line Light Rail Project, Green Bonds, Series 2016A, 5.000%, 3/31/24 (AMT)	11/21 at 100.00	B-	513,740
500	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31 (6)	5/21 at 100.00	N/R	300,000
1,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006B, 5.250%, 12/01/31 (6)	5/21 at 100.00	N/R	600,000
1,000	Maryland Economic Development Corporation, Special Obligation Bonds, Port Covington Project, Series 2020, 4.000%, 9/01/50	9/30 at 100.00	N/R	1,080,549
1,000	Maryland Health and HIgher Educational Facilities Authority, Revenue Bonds, Stevenson University, Series 2021A, 4.000%, 6/01/55	6/31 at 100.00	BBB-	1,096,986
	Maryland Health and HIgher Educational Facilities Authority, Revenue Bonds, Frederick Health System Issue; Series 2020:
255	4.000%, 7/01/45	7/30 at 100.00	Baa1	287,739
195	4.000%, 7/01/50	7/30 at 100.00	Baa1	217,946
5,000	Maryland Stadium Authority, Revenue Bonds, Baltimore City Public Schools Construction & Revitalization Program, Series 2020A, 5.000%, 5/01/50	No Opt. Call	AA-	7,204,050
13,645	Total Maryland			15,593,249

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Massachusetts – 3.0%
$ 1,000	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Subordinated Series 2020B-1, 5.000%, 7/01/45	7/28 at 100.00	Aa3	1,225,440
	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the Charles, Inc Issue, Series 2017:
165	5.000%, 10/01/47 , 144A	10/22 at 105.00	BB+	180,442
1,000	5.000%, 10/01/57 , 144A	10/22 at 105.00	BB+	1,092,010
185	Massachusetts Development Finance Agency, Revenue Bonds, Beth Israel Lahey Health Issue, Series 2019K, 5.000%, 7/01/31	7/29 at 100.00	A3	235,847
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-2:
4,825	5.000%, 7/01/43	7/28 at 100.00	A3	5,808,480
2,000	5.000%, 7/01/53	7/28 at 100.00	A3	2,374,020
2,000	Massachusetts Development Finance Agency, Revenue Bonds, Emmanuel College, Series 2016A, 5.000%, 10/01/43	10/26 at 100.00	Baa2	2,277,700
275	Massachusetts Development Finance Agency, Revenue Bonds, Southcoast Health System Obligated Group Issue, Series 2021G, 5.000%, 7/01/50	7/31 at 100.00	BBB+	342,917
230	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2020C, 4.000%, 10/01/45 – AGM Insured	10/30 at 100.00	BBB+	260,995
4,000	Massachusetts Port Authority, Revenue Bonds, Refunding Series 2016B, 5.000%, 7/01/43 (AMT)	7/26 at 100.00	AA-	4,655,560
	Massachusetts Port Authority, Revenue Bonds, Series 2021E:
2,050	5.000%, 7/01/37 (AMT)	7/31 at 100.00	AA-	2,641,372
2,000	5.000%, 7/01/38 (AMT)	7/31 at 100.00	AA-	2,568,617
2,240	5.000%, 7/01/39 (AMT)	7/31 at 100.00	AA-	2,867,991
2,415	5.000%, 7/01/40 (AMT)	7/31 at 100.00	AA-	3,081,237
3,730	5.000%, 7/01/41 (AMT)	7/31 at 100.00	AA-	4,739,468
2,500	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Taxable Refunding Senior Series 2020B, 1.134%, 8/15/26	No Opt. Call	Aa2	2,494,779
30,615	Total Massachusetts			36,846,875
	Michigan – 1.4%
5,000	Detroit, Wayne County, Michigan, General Obligation Bonds, Financial Recovery Series 2014B-1, 4.000%, 4/01/44	5/21 at 100.00	N/R	4,657,950
1,715	Detroit, Wayne County, Michigan, General Obligation Bonds, Series 2020, 5.500%, 4/01/50	4/30 at 100.00	BB-	2,094,667
	Detroit, Wayne County, Michigan, General Obligation Bonds, Social Bond Series 2021A:
350	5.000%, 4/01/46	4/31 at 100.00	BB-	421,038
1,500	5.000%, 4/01/50	4/31 at 100.00	BB-	1,794,691
3,250	Lansing Community College, Michigan, General Obligation Bonds, College Building & Site, Limited Tax Series 2019, 3.000%, 5/01/49	5/29 at 100.00	AA	3,333,265
2,000	Michigan Finance Authority, Hospital Revenue Bonds, McLaren Health Care, Refunding Series 2019A, 4.000%, 2/15/50	8/29 at 100.00	A1	2,254,500

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 19,145	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2007 Sold Tobacco Receipts, Series 2020B2-CL2, 0.000%, 6/01/65	12/30 at 18.38	N/R	2,394,274
32,960	Total Michigan			16,950,385
	Minnesota – 0.9%
470	Bloomington Port Authority, Minnesota, Recovery Zone Facility Revenue Bonds, Radisson Blu MOA, LLC Project, Series 2010, 9.000%, 12/01/35	5/21 at 100.00	N/R	470,305
1,400	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Athlos Leadership Academy Project, Series 2015A, 5.750%, 7/01/46	7/25 at 100.00	N/R	1,491,742
50	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Twin Cities International Schools Project, Series 2017A, 5.000%, 12/01/47, 144A	12/27 at 100.00	N/R	54,447
3,000	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Project, Series 2013A, 6.125%, 7/01/48	7/23 at 100.00	BB+	3,200,700
2,000	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2015A, 5.000%, 11/15/44	11/25 at 100.00	A3	2,279,400
1,135	Moorhead, Minnesota, Educational Facilities Revenue Bonds, The Concordia College Corporation Project, Series 2016, 5.000%, 12/01/40	12/25 at 100.00	Baa1	1,258,828
30	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A, 5.000%, 4/01/46 (6)	4/26 at 100.00	N/R	21,000
1,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community School of Excellence, Series 2016A, 5.750%, 7/01/47, 144A	7/26 at 100.00	N/R	1,080,920
250	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong College Prep Academy Project, Refunding Series 2020A, 5.000%, 9/01/55	9/30 at 100.00	BB+	290,703
840	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Fairview Health Services, Series 2017A, 5.000%, 11/15/47	11/27 at 100.00	A3	986,051
10,175	Total Minnesota			11,134,096
	Mississippi – 0.7%
1,000	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, King Edward Mixed-Use Project, Refunding Series 2019A, 4.250%, 10/15/49 (Mandatory Put 10/15/39), 144A	10/26 at 100.00	N/R	927,310
1,000	Mississippi State, Gaming Tax Revenue Bonds, Series 2015E, 5.000%, 10/15/35	10/25 at 100.00	A-	1,140,020
	Mississippi State, Gaming Tax Revenue Bonds, Series 2019A:
2,000	5.000%, 10/15/32	10/28 at 100.00	A-	2,451,600
2,800	4.000%, 10/15/38	10/28 at 100.00	A-	3,142,048
1,140	University of Mississippi Educational Building Corporation, Revenue Bonds, Facilities Refinancing Project, Refunding Series 2019A, 3.000%, 10/01/34	10/29 at 100.00	Aa2	1,235,372
7,940	Total Mississippi			8,896,350
	Missouri – 2.8%
1,075	Blue Springs, Missouri, Special Obligation Tax Increment Bonds, Adams Farm Project, Special Districts Refunding & Improvement Series 2015A, 5.250%, 6/01/39	6/24 at 100.00	N/R	1,086,739
5,000	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019A, 5.000%, 3/01/44 (AMT)	3/29 at 100.00	A-	5,967,850

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Missouri (continued)
	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019B:
$ 10,000	5.000%, 3/01/54 (AMT)	3/29 at 100.00	A-	11,815,800
2,500	5.000%, 3/01/55 – AGM Insured (AMT)	3/29 at 100.00	A2	2,985,650
4,940	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2020, 3.000%, 6/01/53 (UB) (4)	6/30 at 100.00	A+	5,075,257
975	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional Health System, Series 2012, 5.000%, 2/15/23	2/22 at 100.00	BBB+	1,006,219
1,367	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2016D, 3.400%, 11/01/46	11/25 at 100.00	AA+	1,462,565
1,684	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2017C, 3.300%, 12/01/47	2/27 at 100.00	AA+	1,809,840
3,155	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Expansion & Improvement Projects Series 2020, 5.000%, 10/01/45 – AGM Insured (UB) (4)	10/30 at 100.00	A2	3,900,747
30,696	Total Missouri			35,110,667
	Nevada – 1.0%
2,000	Clark County School District, Nevada, General Obligation Bonds, Limited Tax Building Series 2019B, 3.000%, 6/15/36 – AGM Insured	6/29 at 100.00	A1	2,158,280
4,000	Clark County, Nevada, General Obligation Bonds, Las Vegas Convention & Visitors Authority Convention Center Expansion, Limited Tax Series 2019C, 3.000%, 7/01/38	7/29 at 100.00	AA+	4,338,240
2,000	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2020, 6.750%, 2/15/38, 144A	2/31 at 100.00	N/R	2,005,481
	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Series 2017:
250	5.875%, 12/15/27 (AMT), 144A	No Opt. Call	N/R	252,150
165	6.250%, 12/15/37 (AMT), 144A	12/27 at 100.00	N/R	161,307
1,000	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra Holdings LLC, Green Series 2019, 5.750%, 2/15/38, 144A (AMT)	8/29 at 100.00	N/R	918,010
225	Director of the State of Nevada Department of Business and Industry, Charter School Lease Revenue Bonds, Somerset Academy, Series 2018A, 5.000%, 12/15/38, 144A	12/25 at 100.00	BB	238,482
	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 814 Summerlin Village 21& 24A, Series 2019:
175	4.000%, 6/01/39	6/29 at 100.00	N/R	187,598
745	4.000%, 6/01/49	6/29 at 100.00	N/R	784,939
100	Neveda State Director of the Department of Business and Industry, Charter School Revenue Bonds, Doral Academy of Nevada, Series 2017A, 5.000%, 7/15/47, 144A	7/25 at 100.00	BB+	107,718
845	North Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 64 Valley Vista, Series 2019, 4.625%, 6/01/49	12/28 at 100.00	N/R	913,622

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Nevada (continued)
	Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement District 1 Legends at Sparks Marina, Refunding Senior Series 2019A:
$ 40	2.500%, 6/15/24 , 144A	No Opt. Call	Ba2	40,386
80	2.750%, 6/15/28 , 144A	No Opt. Call	Ba2	81,765
11,625	Total Nevada			12,187,978
	New Hampshire – 0.4%
1,738	National Finance Authority, New Hampshire, Municipal Certificates Series 2020-1 Class A, 4.125%, 1/20/34	No Opt. Call	BBB	2,015,454
1,000	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta Project, Refunding Series 2018C, 4.875%, 11/01/42, 144A (AMT)	7/23 at 100.00	B	1,048,460
865	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta Project, Refunding Series 2020A, 3.625%, 7/01/43 (Mandatory Put 7/02/40), 144A	7/25 at 100.00	B	893,658
1,450	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta Project, Refunding Series 2020B, 3.750%, 7/01/45 (Mandatory Put 7/02/40), 144A (AMT)	7/25 at 100.00	B	1,499,358
50	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series 2018A, 5.000%, 8/01/34	2/28 at 100.00	A	59,938
5,103	Total New Hampshire			5,516,868
	New Jersey – 2.4%
735	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A, 5.000%, 1/01/40	1/29 at 100.00	A+	906,057
445	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 3.125%, 7/01/29	7/27 at 100.00	BB+	448,858
10,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph's Healthcare System Obligated Group Issue, Refunding Series 2016, 4.000%, 7/01/48	7/26 at 100.00	BBB-	11,489,310
1,020	New Jersey State, General Obligation Bonds, Covid-19 Emergency Series 2020A, 3.000%, 6/01/32	No Opt. Call	BBB+	1,136,606
2,490	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B, 5.500%, 6/15/31	6/21 at 100.00	BBB	2,512,236
4,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2014AA, 5.000%, 6/15/38	6/24 at 100.00	BBB	4,438,200
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB, 5.000%, 6/15/50	12/28 at 100.00	BBB	1,181,620
1,090	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2020AA, 4.000%, 6/15/45	12/30 at 100.00	BBB	1,219,423
	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Series 2020A:
1,000	5.000%, 11/01/45	11/30 at 100.00	Baa2	1,241,000
3,125	4.000%, 11/01/50	11/30 at 100.00	Baa2	3,540,375
1,250	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Subordinate Series 2020A, 5.000%, 11/01/45 – BAM Insured	11/30 at 100.00	Baa3	1,564,738
26,655	Total New Jersey			29,678,423

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	New Mexico – 0.1%
$ 1,000	Winrock Town Center Tax Increment Development District 1, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Subordinate Lien Series 2020, 8.000%, 5/01/40, 144A	11/23 at 103.00	N/R	1,015,800
	New York – 14.4%
2,000	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/33	No Opt. Call	Ba1	1,418,120
2,015	Build New York City Resource Corporation, New York, Revenue Bonds, Children?s Aid Society Project, Series 2015 BUILD NYC CHILDRENS AID SOCIETY, 5.000%, 7/01/40	7/25 at 100.00	A+	2,258,936
2,205	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine, Inc, Series 2015, 5.500%, 9/01/45, 144A	9/25 at 100.00	N/R	2,432,732
3,445	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020A-1, 5.250%, 6/01/40, 144A	12/30 at 100.00	N/R	3,470,706
	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020C-1:
1,000	5.000%, 6/01/40 , 144A	12/30 at 100.00	N/R	1,046,729
3,490	5.000%, 6/01/55 , 144A	12/30 at 100.00	N/R	3,581,208
2,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2019D, 4.000%, 2/15/39	2/30 at 100.00	Aa2	2,879,675
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2021A:
3,000	4.000%, 3/15/37	3/31 at 100.00	AA+	3,542,702
3,000	4.000%, 3/15/38	3/31 at 100.00	AA+	3,525,255
3,000	4.000%, 3/15/39	3/31 at 100.00	AA+	3,519,533
3,000	4.000%, 3/15/40	3/31 at 100.00	AA+	3,501,908
3,000	4.000%, 3/15/41	3/31 at 100.00	AA+	3,487,670
615	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Refunding Series 2020B, 4.760%, 2/01/27	No Opt. Call	N/R	655,116
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020C-1, 5.000%, 11/15/50 (UB) (4)	5/30 at 100.00	BBB+	1,200,980
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2015D-1, 5.000%, 11/15/35	11/25 at 100.00	BBB+	5,743,050
4,250	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2014B, 5.250%, 11/15/33	5/24 at 100.00	BBB+	4,747,080
	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester Regional Health Project, Series 2020A:
715	3.000%, 12/01/37	12/30 at 100.00	BBB+	750,879
1,000	4.000%, 12/01/46	12/30 at 100.00	BBB+	1,127,810
400	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann?s Community Project, Series 2019, 5.000%, 1/01/50	1/26 at 103.00	N/R	433,208
	Nassau County Interim Finance Authority, New York, Sales Tax Secured Bonds, Taxable Series 2021B:
3,500	0.829%, 11/15/26	No Opt. Call	AAA	3,448,269
5,750	1.459%, 11/15/29	No Opt. Call	AAA	5,542,311

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	New York (continued)
	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes Revenue Bonds, Queens Baseball Stadium Project, Refunding Series 2021A:
$ 500	3.000%, 1/01/35 – AGM Insured	1/31 at 100.00	BBB	540,592
1,000	3.000%, 1/01/36 – AGM Insured	1/31 at 100.00	BBB	1,076,305
	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes Revenue Bonds, Yankee Stadium Project, Series 2020A:
3,500	4.000%, 3/01/45	9/30 at 100.00	BBB+	3,933,755
1,190	3.000%, 3/01/49 – AGM Insured (UB) (4)	9/30 at 100.00	BBB+	1,222,190
2,725	3.000%, 3/01/49	9/30 at 100.00	BBB+	2,751,133
6,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2019 Series DD-2, 5.250%, 6/15/49	6/28 at 100.00	AA+	7,392,120
1,300	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series CC-1, 4.000%, 6/15/40	12/29 at 100.00	AA+	1,525,303
4,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series EE, 4.000%, 6/15/42	6/30 at 100.00	AA+	4,701,160
	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series GG-1:
3,500	5.000%, 6/15/48	6/30 at 100.00	AA+	4,394,285
3,125	4.000%, 6/15/50	6/30 at 100.00	AA+	3,624,469
3,500	5.000%, 6/15/50	6/30 at 100.00	AA+	4,394,215
	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2021 Series DD:
335	5.000%, 6/15/29	No Opt. Call	AA+	438,181
500	5.000%, 6/15/31	No Opt. Call	AA+	677,439
1,240	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2020 Subseries S-1B, 3.000%, 7/15/49	7/29 at 100.00	Aa3	1,275,923
2,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2016S-1, 5.000%, 7/15/43	1/26 at 100.00	Aa3	2,348,520
3,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2020 Subseries A-3, 3.000%, 5/01/45	5/29 at 100.00	Aa1	3,118,710
2,500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2021 Subseries C-1, 4.000%, 5/01/39	11/30 at 100.00	Aa1	2,919,650
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2021 Subseries F-1:
1,850	5.000%, 11/01/32 (WI/DD, Settling 4/07/21)	5/31 at 100.00	Aa1	2,446,029
1,250	5.000%, 11/01/33 (WI/DD, Settling 4/07/21)	5/31 at 100.00	Aa1	1,638,462
500	5.000%, 11/01/34 (WI/DD, Settling 4/07/21)	5/31 at 100.00	Aa1	651,557
1,400	New York City Trust for Cultural Resources, New York, Revenue Bonds, Lincoln Center for the Performing Arts, Series 2020A, 4.000%, 12/01/33	12/30 at 100.00	A3	1,670,046
1,500	New York City, New York, General Obligation Bonds, Fiscal 2017 Series A-1, 5.000%, 8/01/37 (UB) (4)	8/26 at 100.00	AA-	1,794,405
1,200	New York City, New York, General Obligation Bonds, Fiscal 2019 Series D-1, 5.000%, 12/01/40	12/28 at 100.00	AA-	1,479,036

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	New York (continued)
	New York City, New York, General Obligation Bonds, Fiscal 2021 Series C:
$ 1,695	4.000%, 8/01/36	8/30 at 100.00	AA-	1,988,879
1,755	4.000%, 8/01/41	8/30 at 100.00	AA-	2,020,145
	New York City, New York, General Obligation Bonds, Fiscal 2021 Series D:
1,500	1.216%, 8/01/26	No Opt. Call	AA-	1,490,235
1,000	1.623%, 8/01/28	No Opt. Call	AA-	983,692
1,405	2.223%, 8/01/35	No Opt. Call	AA-	1,286,233
1,790	New York City, New York, General Obligation Bonds, Fiscal 2021 Series E, 1.623%, 8/01/28	No Opt. Call	AA-	1,747,565
	New York City, New York, General Obligation Bonds, Fiscal 2021 Series F-1:
1,000	3.000%, 3/01/35	3/31 at 100.00	AA-	1,083,814
3,400	4.000%, 3/01/38	3/31 at 100.00	AA-	3,977,071
2,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	2,184,580
1,085	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 2, 2.625%, 9/15/69	3/29 at 100.00	A2	1,095,329
1,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3, 2.800%, 9/15/69	3/29 at 100.00	Baa2	988,910
1,500	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose Series 2013A-1, 5.000%, 3/15/32	3/23 at 100.00	Aa2	1,633,155
7,500	New York State, General Obligation Bonds, Taxable Series 2021B, 1.940%, 3/15/31	No Opt. Call	Aa2	7,398,497
180	New York Transportation Development Corporation, New York, Facility Revenue Bonds, Thruway Service Areas Project, Series 2021, 4.000%, 10/31/41 (AMT)	10/31 at 100.00	BBB-	204,078
755	New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/41 (AMT)	7/24 at 100.00	Baa3	846,491
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016:
3,060	5.000%, 8/01/26 (AMT)	8/21 at 100.00	B-	3,101,310
2,500	5.000%, 8/01/31 (AMT)	8/21 at 100.00	B-	2,533,175
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc John F Kennedy International Airport Project, Series 2020:
1,120	5.250%, 8/01/31 (AMT)	8/30 at 100.00	B-	1,362,133
555	5.375%, 8/01/36 (AMT)	8/30 at 100.00	B-	667,476
100	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020A, 4.000%, 12/01/41 (AMT)	12/30 at 100.00	BBB	111,145
1,000	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020C, 4.000%, 12/01/40	12/30 at 100.00	BBB	1,117,750

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	New York (continued)
$ 55	New York Transportation Development Corporation, New York, Special Facility Revenue Refunding Bonds, Terminal One Group Association, LP Project, Series 2015, 5.000%, 1/01/22 (AMT)	No Opt. Call	Baa3	56,824
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
1,000	5.000%, 1/01/23 (AMT)	No Opt. Call	BB+	1,069,120
2,600	5.000%, 1/01/34 (AMT)	1/28 at 100.00	BB+	3,097,692
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2020:
1,320	4.000%, 10/01/30 (AMT)	No Opt. Call	BB+	1,533,497
2,060	5.000%, 10/01/35 (AMT)	10/30 at 100.00	BB+	2,566,636
1,080	5.000%, 10/01/40 (AMT)	10/30 at 100.00	BB+	1,325,225
1,130	4.375%, 10/01/45 (AMT)	10/30 at 100.00	BB+	1,292,584
2,200	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Eleventh Series 2018, 4.000%, 9/01/43	9/28 at 100.00	A+	2,516,008
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Second Series 2017, 5.000%, 10/15/36 (AMT)	4/27 at 100.00	A+	1,191,700
2,250	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Twenty-Third Series 2021, 4.000%, 7/15/41 (AMT)	7/31 at 100.00	A+	2,587,894
5,000	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel Center Project, Taxable Series 2007B, 5.693%, 1/01/28 – SYNCORA GTY Insured, 144A	No Opt. Call	B3	5,031,708
1,150	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges & Tunnels, Series 2020A, 4.000%, 11/15/54	11/30 at 100.00	AA-	1,313,427
2,000	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	2,162,440
160	Yonkers Economic Development Corporation, New York, Educational Revenue Bonds, Lamartine/Warburton LLC-Charter School of Educational Excellence Project, Series 2019A, 5.000%, 10/15/39	10/29 at 100.00	N/R	182,626
160,405	Total New York			178,076,406
	North Carolina – 0.6%
2,500	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University Project, Refunding Series 2016B, 5.000%, 10/01/40	10/26 at 100.00	AA+	3,021,800
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding Series 2018:
1,000	5.000%, 1/01/32 – AGM Insured	1/29 at 100.00	BBB	1,255,900
1,000	5.000%, 1/01/33 – AGM Insured	1/29 at 100.00	BBB	1,251,220
1,305	5.000%, 1/01/34 – AGM Insured	1/29 at 100.00	BBB	1,626,996
5,805	Total North Carolina			7,155,916
	Ohio – 1.8%
	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health Obligated Group, Refunding Series 2020:
175	4.000%, 11/15/35 (UB) (4)	11/30 at 100.00	Baa2	201,296
1,400	3.000%, 11/15/40 (UB) (4)	11/30 at 100.00	Baa2	1,421,014

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 5,255	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2, 0.000%, 6/01/57	6/30 at 22.36	N/R	795,292
1,250	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48	6/30 at 100.00	BBB+	1,394,962
8,850	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55	6/30 at 100.00	N/R	9,977,844
	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center Project, Liberty Community Authority, Series 2014C:
1,000	5.750%, 12/01/34	12/22 at 100.00	N/R	1,009,640
1,000	6.000%, 12/01/43	12/22 at 100.00	N/R	1,009,760
2,000	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2016, 5.000%, 11/15/45	11/26 at 100.00	A3	2,318,620
125	Montgomery County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network Obligated Group Project, Refunding & Improvement Series 2021, 4.000%, 8/01/41	2/31 at 100.00	A2	145,996
300	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/21 (6)	No Opt. Call	N/R	375
1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33 (6)	No Opt. Call	N/R	1,250
3,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (6)	No Opt. Call	N/R	3,750
1,025	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, AK Steel Holding Corporation, Refunding Series 2012A, 6.750%, 6/01/24 (AMT)	2/22 at 100.00	CCC	1,049,590
1,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2007B, 2.500%, 11/01/42 (Mandatory Put 10/01/29) (AMT)	No Opt. Call	Baa2	1,080,790
295	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Variable Rate Series 2020B, 5.000%, 1/15/50 (Mandatory Put 1/15/25)	1/25 at 100.00	A	342,256
3,085	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Generating Corporation Project, Refunding Series 2006A, 3.000%, 5/15/49 (6)	No Opt. Call	N/R	3,856
2,765	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2008B, 3.625%, 10/01/33 (6)	No Opt. Call	N/R	3,456
1,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory Put 6/01/22)	No Opt. Call	N/R	1,030,000
34,525	Total Ohio			21,789,747
	Oklahoma – 0.2%
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B:
1,500	5.500%, 8/15/52	8/28 at 100.00	BB+	1,821,825
500	5.500%, 8/15/57	8/28 at 100.00	BB+	605,910
2,000	Total Oklahoma			2,427,735

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Oregon – 0.7%
$ 415	Oregon Facilities Authority, Revenue Bonds, Samaritan Health Services Project, Refunding Series 2020A, 5.000%, 10/01/40	10/30 at 100.00	BBB+	512,600
5,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Taxable Refunding Senior Lien Series 2020B, 1.330%, 11/15/28	No Opt. Call	Aa1	4,873,272
	Oregon State, General Obligation Bonds, Article XI-Q State Projects, Taxable Sustainability Green Series 2021C:
1,165	1.024%, 5/01/26	No Opt. Call	AA+	1,160,502
725	1.528%, 5/01/28	No Opt. Call	AA+	722,953
	Oregon State, General Obligation Bonds, Article XI-Q State Projects, Taxable Various Series 2021B:
540	1.024%, 5/01/26	No Opt. Call	AA+	540,574
250	1.528%, 5/01/28	No Opt. Call	AA+	251,133
8,095	Total Oregon			8,061,034
	Pennsylvania – 3.2%
1,000	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, 615 Waterfront Project, Senior Series 2021, 6.000%, 5/01/42, 144A	5/31 at 100.00	N/R	1,232,036
180	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018, 5.000%, 5/01/33, 144A	5/28 at 100.00	Baa3	212,969
175	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Subordinate Lien, Series 2018, 5.125%, 5/01/32, 144A	5/28 at 100.00	N/R	205,130
1,000	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A	5/27 at 100.00	Baa3	1,147,900
2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 4.250%, 10/01/47 (Mandatory Put 4/01/21)	No Opt. Call	N/R	2,060,000
1,500	Dauphin County General Authority, Pennsylvania, Revenue Bonds, Harrisburg University of Science & Technology Project, Series 2020, 6.250%, 10/15/53, 144A	10/28 at 100.00	BB	1,574,194
240	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Refunding Series 2019B, 5.000%, 7/01/31	7/29 at 100.00	A	309,624
2,000	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Refunding Series 2016, 5.000%, 12/01/43	12/26 at 100.00	A2	2,393,220
200	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A, 5.000%, 6/01/22	No Opt. Call	Ba3	208,032
4,000	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2005, 5.000%, 7/01/27	No Opt. Call	A2	5,001,480
690	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-1, 10.000%, 12/01/40, 144A	6/30 at 100.00	N/R	737,134
690	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-2, 10.000%, 12/01/40, 144A (AMT)	6/30 at 100.00	N/R	737,134
1,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	CCC+	887,540

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Guaranteed Series 2013B:
$ 995	0.000%, 1/01/45 – BAM Insured	No Opt. Call	A2	520,745
945	0.000%, 1/01/46 – BAM Insured	No Opt. Call	A2	479,967
1,025	0.000%, 1/01/47 – BAM Insured	No Opt. Call	A2	505,848
	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015:
2,500	5.000%, 12/31/34 (AMT)	6/26 at 100.00	BBB	2,916,377
3,000	5.000%, 12/31/38 (AMT)	6/26 at 100.00	BBB	3,476,520
2,375	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Refunding Series 2017, 5.000%, 5/01/33	11/27 at 100.00	A-	2,825,917
1,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2014C, 5.000%, 12/01/39	12/24 at 100.00	A+	1,146,470
750	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2021A, 3.000%, 12/01/42	12/30 at 100.00	A3	781,576
500	Philadelphia Authority for Industrial Development, Pennsylvania, Charter School Revenue Bonds, Philadelphia Performing Arts: A String Theory Charter School, Series 2020, 5.000%, 6/15/50, 144A	6/28 at 100.00	BB+	570,215
1,500	Philadelphia Authority for Industrial Development, Pennsylvania, City Service Agreement Revenue Bonds, Series 2018, 5.000%, 5/01/38	5/28 at 100.00	A-	1,832,970
550	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Mariana Bracetti Academy Project, Series 2020A, 5.375%, 6/15/50, 144A	12/27 at 100.00	N/R	582,235
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Mariana Bracetti Academy Project, Taxable Series 2020B:
500	6.875%, 12/15/35 , 144A	12/27 at 100.00	N/R	502,320
500	7.125%, 12/15/44 , 144A	12/27 at 100.00	N/R	506,545
1,560	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series of 2017, 5.000%, 7/01/32	7/27 at 100.00	Ba1	1,811,800
	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Allegheny County Community College, Series 2020:
1,215	4.000%, 3/01/35 – BAM Insured	3/30 at 100.00	A3	1,429,630
1,320	4.000%, 3/01/37 – BAM Insured	3/30 at 100.00	A3	1,542,064
1,425	4.000%, 3/01/39 – BAM Insured	3/30 at 100.00	A3	1,654,767
36,335	Total Pennsylvania			39,792,359
	Puerto Rico – 4.3%
955	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.125%, 7/01/24	No Opt. Call	CCC	1,045,677

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
$ 2,000	5.000%, 7/01/21	No Opt. Call	CCC	2,025,300
2,500	5.000%, 7/01/22	No Opt. Call	CCC	2,629,325
5,000	5.000%, 7/01/23	5/21 at 100.00	CCC	5,012,500
1,000	5.750%, 7/01/37	7/22 at 100.00	CCC	1,061,550
1,300	5.250%, 7/01/42	7/22 at 100.00	CCC	1,371,500
30	6.000%, 7/01/47	7/22 at 100.00	CCC	31,945
3,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Federally Taxable Build America Bonds, Series 2010YY, 4.050%, 7/01/40 (6)	5/21 at 100.00	D	2,666,250
175	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT, 3.957%, 7/01/27 (6)	5/21 at 100.00	D	158,813
500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA, 3.978%, 7/01/24 (6)	5/21 at 100.00	D	455,000
1,375	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010ZZ, 3.895%, 7/01/21 (6)	No Opt. Call	N/R	1,225,469
100	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2013A, 4.123%, 7/01/43 (6)	7/23 at 100.00	D	93,250
2,015	Puerto Rico Electric Power Authority, Power Revenue Bonds, Taxable Build America Bond Series 2010EE, 4.044%, 7/01/32 (6)	5/21 at 100.00	D	1,790,831
1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Taxable Series 2010BBB, 3.990%, 7/01/28 (6)	5/21 at 100.00	D	853,750
	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2004I:
3,400	2.790%, 7/01/33 (6)	5/21 at 100.00	N/R	3,298,000
2,315	2.780%, 7/01/36 (6)	5/21 at 100.00	Baa3	2,170,312
1,240	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2009Q, 2.820%, 7/01/39 (6)	5/21 at 100.00	N/R	1,218,300
3,520	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2011S, 2.800%, 7/01/41 (6)	7/21 at 100.00	D	3,432,000
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
16,720	0.000%, 7/01/46	7/28 at 41.38	N/R	5,123,342
5,000	0.000%, 7/01/51	7/28 at 30.01	N/R	1,106,750
6,000	5.000%, 7/01/58	7/28 at 100.00	N/R	6,622,080
13,000	Puerto Rico, General Obligation Bonds, Public Improvement, Series 2014A, 3.180%, 7/01/35 (6)	5/21 at 100.00	D	10,237,500
72,145	Total Puerto Rico			53,629,444
	South Carolina – 1.1%
1,000	South Carolina Jobs Economic Development Authority, Educational Facilities Revenue Bonds, Hoese Creek Academy Project, Series 2021A, 5.000%, 11/15/55, 144A	11/26 at 100.00	N/R	1,004,802
1,000	South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue Bonds, Lowcountry Leadership Charter School Project, Series 2019A, 5.000%, 12/01/49, 144A	12/29 at 100.00	Baa3	1,122,740

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	South Carolina (continued)
$ 2,500	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, McLeod Health Projects, Refunding & Improvement Series 2018, 5.000%, 11/01/48	5/28 at 100.00	AA-	2,940,525
1,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding Series 2016B, 5.000%, 12/01/56	12/26 at 100.00	A-	1,185,550
1,730	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014B, 5.000%, 12/01/34	6/24 at 100.00	A-	1,942,548
1,500	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013E, 5.000%, 12/01/48	12/23 at 100.00	A-	1,662,315
1,000	South Carolina State Ports Authority, Revenue Bonds, Series 2018, 5.000%, 7/01/29 (AMT)	7/28 at 100.00	A+	1,248,550
2,000	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Refunding Series 2016A, 3.000%, 10/01/36	10/25 at 100.00	A	2,101,800
250	Walnut Creek Improvement District, Lancaster County, South Carolina, Assessment Revenue Bonds, Series 2016A-1, 5.000%, 12/01/31	12/23 at 100.00	N/R	261,992
11,980	Total South Carolina			13,470,822
	South Dakota – 0.3%
	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Monument Health, Inc, Series 2020A:
2,145	3.000%, 9/01/45 (UB) (4)	9/30 at 100.00	A1	2,187,021
1,800	4.000%, 9/01/50 (UB) (4)	9/30 at 100.00	A1	2,010,150
3,945	Total South Dakota			4,197,171
	Tennessee – 0.3%
1,000	Greeneville Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Ballad Health, Series 2018A, 5.000%, 7/01/33	7/23 at 100.00	A-	1,078,470
1,000	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, East Tennessee Children's Hospital, Series 2019, 5.000%, 11/15/37	2/29 at 100.00	A	1,211,340
1,000	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board, Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Series 2017A, 5.625%, 1/01/46	7/27 at 100.00	N/R	999,430
100	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 5.625%, 6/15/47, 144A (6)	6/27 at 100.00	N/R	60,000
3,100	Total Tennessee			3,349,240
	Texas – 5.1%
1,000	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Brooks Academies, Series 2021A, 5.000%, 1/15/51	6/26 at 100.00	N/R	1,037,872
	Austin Convention Enterprises Inc, Texas, Convention Center Hotel Revenue Bonds, Refunding First Tier Series 2017A:
1,360	5.000%, 1/01/31	1/27 at 100.00	BB+	1,512,470
1,870	5.000%, 1/01/32	1/27 at 100.00	BB+	2,071,268
	Austin, Texas, Airport System Revenue Bonds, Series 2019B:
1,500	5.000%, 11/15/44 (AMT)	11/29 at 100.00	A	1,824,930
1,000	5.000%, 11/15/48 (AMT)	11/29 at 100.00	A	1,210,880

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Texas (continued)
	Austin, Texas, Rental Car Special Facility Revenue Bonds, Taxable Refunding Series 2021:
$ 500	1.027%, 11/15/26 – AGM Insured	No Opt. Call	A-	487,282
625	1.325%, 11/15/27 – AGM Insured	No Opt. Call	A-	604,141
500	1.710%, 11/15/29 – AGM Insured	No Opt. Call	A-	478,741
	Carrollton-Farmers Branch Independent School District, Dallas County, Texas, General Obligation Bonds, School Building Series 2021:
195	3.000%, 2/15/37 (WI/DD, Settling 4/22/21)	2/30 at 100.00	AAA	218,508
175	3.000%, 2/15/38 (WI/DD, Settling 4/22/21)	2/30 at 100.00	AAA	195,488
150	3.000%, 2/15/39 (WI/DD, Settling 4/22/21)	2/30 at 100.00	AAA	167,047
120	3.000%, 2/15/40 (WI/DD, Settling 4/22/21)	2/30 at 100.00	AAA	133,317
1,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2021B, 4.000%, 1/01/40 (WI/DD, Settling 4/14/21)	1/31 at 100.00	Baa1	1,164,379
50	Fate, Rockwall County, Texas, Special Assessment Revenue Bonds, Williamsburg Public Improvement District 1 Phase 2B, 2C & 3A1, Series 2019, 4.250%, 8/15/49, 144A	8/27 at 100.00	N/R	53,864
100	Hays County, Texas, Special Assessment Revenue Bonds, La Cima Public Improvement District Major Public Improvement Project, Series 2015, 7.000%, 9/15/45	9/25 at 100.00	N/R	103,727
	Houston Community College System, Texas, General Obligation Bonds, Taxable Refunding Limited Tax Series 2021B:
1,000	2.059%, 2/15/36	2/31 at 100.00	AA+	963,242
750	2.109%, 2/15/37	2/31 at 100.00	AA+	719,447
750	2.209%, 2/15/38	2/31 at 100.00	AA+	721,048
750	2.259%, 2/15/39	2/31 at 100.00	AA+	718,179
2,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc Terminal Improvement Project, Refunding Series 2015B-1, 5.000%, 7/15/35 (AMT)	7/25 at 100.00	B	2,203,700
4,285	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc Airport Improvements Project, Refunding Series 2020C, 5.000%, 7/15/27 (AMT)	No Opt. Call	B-	5,032,904
1,525	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc Technical Operations Center Project, Series 2018, 5.000%, 7/15/28 (AMT)	No Opt. Call	B	1,777,677
2,700	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc Terminal E Project, Refunding Series 2020A, 5.000%, 7/01/27 (AMT)	No Opt. Call	B-	3,169,287
7,800	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series 2016B, 5.000%, 11/15/36	11/26 at 100.00	Aa2	9,479,574
1,000	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2014, 5.000%, 9/01/32	9/24 at 100.00	A	1,085,040
225	Kyle, Texas, Special Assessment Revenue Bonds, Southwest Kyle Public Improvement District 1 Improvement Area 1 Project, Series 2019, 4.875%, 9/01/44, 144A	9/29 at 100.00	N/R	252,275
	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2021:
1,625	5.000%, 5/15/38	5/30 at 100.00	A	2,062,992
1,660	5.000%, 5/15/39	5/30 at 100.00	A	2,101,328
2,625	5.000%, 5/15/40	5/30 at 100.00	A	3,310,305
375	5.000%, 5/15/41	5/30 at 100.00	A	471,469

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Texas (continued)
	Mesquite, Texas, Special Assessment Bonds, Iron Horse Public Improvement District Project, Series 2019:
$ 500	5.750%, 9/15/39 , 144A	9/29 at 100.00	N/R	557,615
500	6.000%, 9/15/49 , 144A	9/29 at 100.00	N/R	556,275
1,000	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)	10/21 at 105.00	BB-	1,062,880
610	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, CarbonLITE Recycling, LLC Project, Series 2016, 6.500%, 12/01/33, 144A (AMT)	12/23 at 103.00	N/R	366,000
270	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45, 144A (AMT) (6), (8)	1/26 at 102.00	N/R	6,936
25	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Legacy Midtown Park Project, Series 2018A, 5.500%, 7/01/54	7/24 at 103.00	N/R	26,069
145	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD - College Station Properties LLC - Texas A&M University Project, Series 2015A, 5.000%, 7/01/47	7/25 at 100.00	CCC	124,700
2,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2019A, 5.000%, 1/01/38	1/29 at 100.00	A+	2,468,940
100	Princeton, Texas, Special Assessment Revenue Bonds, Whitewing Trails Public Improvement District 2 Phase 1 Project, Series 2019, 4.750%, 9/01/49, 144A	9/29 at 100.00	N/R	109,259
100	Princeton, Texas, Special Assessment Revenue Bonds, Whitewing Trails Public Improvement District 2 Phase 2-6 Major Improvement Project, Series 2019, 5.500%, 9/01/39, 144A	9/29 at 100.00	N/R	113,206
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Taxable Series 2021:
450	3.292%, 9/01/40 – AGM Insured	9/30 at 100.00	A2	452,041
350	3.422%, 9/01/50 – AGM Insured	9/30 at 100.00	A2	345,683
1,000	Tarrant County Cultural Education Facilities Finance Corporaton, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc Project, Series 2015A, 5.500%, 11/15/45 (6)	11/25 at 100.00	N/R	452,500
5,000	Texas Private Activity Bond Surface Transporation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Taxable Refunding Senior Lien Series 2019B, 3.922%, 12/31/49	No Opt. Call	Baa2	5,296,700
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Refunding Series 2020A:
2,460	4.000%, 6/30/36	12/30 at 100.00	BBB-	2,845,728
2,250	4.000%, 6/30/39	12/30 at 100.00	BBB-	2,579,063
1,090	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding First Tier Series 2020A, 3.000%, 8/15/40	8/30 at 100.00	A3	1,149,143
57,065	Total Texas			63,845,119
	Utah – 0.3%
250	Box Elder County, Utah, Solid Waste Disposal Revenue Bonds, Promontory Point Res, LLC, Senior Series 2017A, 8.000%, 12/01/39, 144A (AMT) (6)	12/27 at 100.00	N/R	208,630

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Utah (continued)
$ 1,000	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018A, 5.250%, 7/01/48 (AMT)	7/28 at 100.00	A	1,204,430
1,000	Utah Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School Project, Series 2020A, 5.125%, 7/15/51, 144A	1/25 at 102.00	N/R	1,023,035
	Utah Infrastructure Agency, Telecommunications Revenue Bonds, Series 2021:
375	4.000%, 10/15/41	4/31 at 100.00	BBB-	425,088
500	3.000%, 10/15/45	4/31 at 100.00	BBB-	499,665
3,125	Total Utah			3,360,848
	Virgin Islands – 0.0%
465	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note - Diageo Project, Series 2009A, 6.625%, 10/01/29	5/21 at 100.00	Caa3	467,055
	Virginia – 2.5%
355	Arlington County Industrial Development Authority, Virginia, Hospital Facility Revenue Bonds, Virginia Hospital Center, Series 2020, 4.000%, 7/01/40	7/30 at 100.00	A+	412,475
250	Cherry Hill Community Development Authority, Virginia, Special Assesment Bonds, Potomac Shores Project, Series 2015, 5.400%, 3/01/45, 144A	3/25 at 100.00	N/R	259,870
12,500	Hampton Roads Transportation Accountability Commision, Virginia, Revenue Bonds, Senior Lien Series 2020A, 5.250%, 7/01/60	7/30 at 100.00	AA	16,082,571
275	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B, 4.000%, 10/01/35	10/29 at 100.00	Baa2	319,693
3,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	Baa1	3,101,940
	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Refunding Series 2018:
1,100	5.000%, 9/01/37 , 144A	9/27 at 100.00	N/R	1,190,695
975	4.500%, 9/01/45 , 144A	9/27 at 100.00	N/R	1,024,315
1,000	5.000%, 9/01/45 , 144A	9/27 at 100.00	N/R	1,079,390
1,545	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Refunding Senior Lien Series 2007A, 6.706%, 6/01/46	6/25 at 100.00	B-	1,622,003
100	Virginia Small Business Finance Authority, Tourism Development Financing Program Revenue Bonds, Downtown Norfolk and Virginia Beach Oceanfront Hotel Projects, Series 2018A, 8.375%, 4/01/41, 144A	4/28 at 112.76	N/R	122,671
	Virginia Small Business Financing Authority, Revenue Bonds, National Senior Campuses Inc Obligated Group, Series 2020A:
1,280	4.000%, 1/01/45	7/27 at 103.00	A	1,400,678
2,380	4.000%, 1/01/51	7/27 at 103.00	A	2,595,676
1,470	Virginia Small Business Financing Authority, Tourism Development Financing Program Revenue Bonds, Virginia Beach Oceanfront South Hotel Project, Taxable Senior Series 2020B-1, 12.000%, 10/01/50, 144A	10/30 at 127.60	N/R	1,935,467
26,230	Total Virginia			31,147,444

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Washington – 1.0%
$ 1,615	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2018A, 5.000%, 5/01/30 (AMT)	5/27 at 100.00	A+	1,928,585
1,070	Snohomish County Public Utility District 1, Washington, Generation System Revenue Bonds, Series 2015, 5.000%, 12/01/45	12/25 at 100.00	AA-	1,248,230
530	Washington Economic Development Finance Authority, Environmental Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Series 2017A, 7.500%, 1/01/32, 144A (AMT) (6)	1/28 at 100.00	N/R	397,500
245	Washington Economic Development Finance Authority, Environmental Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Series 2019A, 7.500%, 1/01/32, 144A (AMT)	1/28 at 100.00	N/R	183,750
3,000	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Series 2018, 5.000%, 7/01/58	7/28 at 100.00	BBB-	3,470,220
1,000	Washington State Higher Education Facilities Authority, Revenue Bonds, Seattle University, Series 2020, 4.000%, 5/01/50	5/30 at 100.00	A	1,117,670
200	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Herons Key Senior Living, Series 2015A, 7.000%, 7/01/45, 144A	7/25 at 100.00	N/R	214,852
1,000	Washington State Housing Finance Commission, Nonprofit Revenue Bonds, Spokane International Academy Project, Series 2021A, 5.000%, 7/01/50, 144A	7/31 at 100.00	Ba2	1,097,383
1,855	Washington State, General Obligation Bonds, Motor Vehicle Fuel Tax, Series 2017B, 5.000%, 8/01/40	8/26 at 100.00	AA+	2,224,386
10,515	Total Washington			11,882,576
	West Virginia – 0.7%
100	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue, University Town Centre Economic Opportunity Development District, Refunding & Improvement Series 2017A, 5.500%, 6/01/37, 144A	6/27 at 100.00	N/R	107,672
1,000	West Virginia Economic Development Authority, Dock and Wharf Facilities Revenue Bonds, Empire Trimodal Terminal, LLC Project, Series 2020, 7.625%, 12/01/40, 144A	12/27 at 103.00	N/R	1,026,960
4,810	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Arch Resources Project, Series 2020, 5.000%, 7/01/45 (Mandatory Put 7/01/25) (AMT)	1/25 at 100.00	B	5,069,163
1,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Arch Resources Project, Series 2021, 4.125%, 7/01/45 (Mandatory Put 7/01/25) (AMT)	1/25 at 100.00	B	1,023,444
1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Refunding & Improvement Series 2019A, 5.000%, 9/01/30	9/29 at 100.00	Baa1	1,257,220
7,910	Total West Virginia			8,484,459
	Wisconsin – 1.9%
105	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community School Bonds, North Carolina, Series 2019A, 5.000%, 6/15/49, 144A	6/26 at 100.00	N/R	110,327
125	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community School, North Carolina, Series 2017A, 4.250%, 6/15/29, 144A	6/24 at 100.00	N/R	129,065
420	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Eno River Academy Project, Series 2020A, 4.000%, 6/15/30, 144A	No Opt. Call	Ba1	455,272
150	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Founders Academy of Las Vegas, Series 2020A, 5.000%, 7/01/40, 144A	7/28 at 100.00	BB-	162,771

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Freedom Classical Academy Inc, Series 2020A:
$ 100	5.000%, 1/01/42 , 144A	1/28 at 100.00	N/R	107,008
230	5.000%, 1/01/56 , 144A	1/28 at 100.00	N/R	242,482
250	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Research Triangle High School Project, North Carolina, Series 2015A, 5.625%, 7/01/45, 144A	7/25 at 100.00	N/R	267,893
100	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Uwharrie Charter Academy, North Carolina, Series 2017A, 5.500%, 6/15/37, 144A	6/27 at 100.00	N/R	100,852
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1:
3	0.000%, 1/01/47 , 144A (6)	No Opt. Call	N/R	85
3	0.000%, 1/01/48 , 144A (6)	No Opt. Call	N/R	74
3	0.000%, 1/01/49 , 144A (6)	No Opt. Call	N/R	71
3	0.000%, 1/01/50 , 144A (6)	No Opt. Call	N/R	66
2	0.000%, 1/01/51 , 144A (6)	No Opt. Call	N/R	64
3	0.000%, 1/01/52 , 144A (6)	No Opt. Call	N/R	79
3	0.000%, 1/01/53 , 144A (6)	No Opt. Call	N/R	77
3	0.000%, 1/01/54 , 144A (6)	No Opt. Call	N/R	72
3	0.000%, 1/01/55 , 144A (6)	No Opt. Call	N/R	69
3	0.000%, 1/01/56 , 144A (6)	No Opt. Call	N/R	67
151	5.500%, 7/01/56 , 144A (6)	3/28 at 100.00	N/R	115,484
3	0.000%, 1/01/57 , 144A (6)	No Opt. Call	N/R	72
3	0.000%, 1/01/58 , 144A (6)	No Opt. Call	N/R	69
3	0.000%, 1/01/59 , 144A (6)	No Opt. Call	N/R	65
3	0.000%, 1/01/60 , 144A (6)	No Opt. Call	N/R	62
3	0.000%, 1/01/61 , 144A (6)	No Opt. Call	N/R	60
3	0.000%, 1/01/62 , 144A (6)	No Opt. Call	N/R	56
3	0.000%, 1/01/63 , 144A (6)	No Opt. Call	N/R	54
3	0.000%, 1/01/64 , 144A (6)	No Opt. Call	N/R	52
3	0.000%, 1/01/65 , 144A (6)	No Opt. Call	N/R	49
3	0.000%, 1/01/66 , 144A (6)	No Opt. Call	N/R	51
35	0.000%, 1/01/67 , 144A (6)	No Opt. Call	N/R	568
750	Public Finance Authority of Wisconsin, Education Revenue Bonds, The Capitol Encore Academy, Series 2019A, 5.250%, 6/01/39, 144A	6/27 at 102.00	N/R	811,987
1,000	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2016, 4.000%, 8/01/35 (AMT)	8/26 at 100.00	N/R	999,950
	Public Finance Authority of Wisconsin, Health Care Facilities Revenue Bonds, Appalachian Regional Healthcare System Obligated Group, Series 2021A:
185	5.000%, 7/01/38	1/31 at 100.00	BBB	229,508
375	5.000%, 7/01/41	1/31 at 100.00	BBB	461,221
275	Public Finance Authority of Wisconsin, Health Care Facilities Revenue Bonds, Blue Ridge HealthCare, Refunding Series 2020A, 4.000%, 1/01/45	1/30 at 100.00	A3	310,274

Principal Amount (000)	Description (1)	Optional Call Priovisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Hospital Revenue Bonds, Renown Regional Medical Center Project, Refunding Series 2020A:
$ 5,415	3.000%, 6/01/45 – AGM Insured (UB) (4)	6/30 at 100.00	A+	5,667,935
2,035	3.000%, 6/01/45 (UB) (4)	6/30 at 100.00	A+	2,096,253
2,000	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017, 6.750%, 12/01/42, 144A	12/27 at 100.00	N/R	2,297,060
105	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Gulf Coast Zoo, Series 2018A, 6.500%, 9/01/48	9/28 at 100.00	N/R	94,529
500	Public Finance Authority of Wisconsin, Revenue Bonds, Procure Proton Therapy Center, Senior Series 2018A, 6.950%, 7/01/38, 144A	7/28 at 100.00	N/R	545,510
	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment Center, Series 2018A-1:
180	6.250%, 1/01/38 , 144A	1/28 at 100.00	N/R	151,051
865	6.375%, 1/01/48 , 144A	1/28 at 100.00	N/R	707,933
980	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment Center, Series 2018B-2, 0.000%, 1/01/49 (5)	1/28 at 100.00	N/R	647,006
2,000	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter School, Series 2018A, 5.000%, 6/15/48, 144A	6/26 at 100.00	BBB-	2,191,940
1,100	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Wilson Preparatory Academy, Series 2019A, 5.000%, 6/15/49, 144A	6/26 at 100.00	N/R	1,169,091
1,210	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016C, 4.300%, 11/01/30 (AMT)	5/26 at 100.00	BBB-	1,342,350
30	Public Finance Authority, Wisconsin, Revenue Bonds, Minnesota College of Osteopathic Medicine, Senior Series 2019A-1, 5.500%, 12/01/48, 144A (6)	12/28 at 100.00	N/R	15,216
2,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc, Series 2019, 3.125%, 12/15/49	12/29 at 100.00	A1	2,580,925
23,230	Total Wisconsin			24,012,775
$ 1,242,626	Total Municipal Bonds (cost $1,232,067,093)			1,281,678,034

Shares	Description (1)	Value
	COMMON STOCKS – 0.7%
	Electric Utilities – 0.7%
329,146	Energy Harbor Corp (10), (11), (12)	$ 9,312,199
	Total Common Stocks (cost $7,119,141)	9,312,199

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    March 31, 2021
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.5%
	Health Care Providers & Services – 0.2%
$ 2,740	Tower Health	4.451%	2/01/50	B+	2,274,200
	Metals & Mining – 0.2%
3,000	United States Steel Corp	6.250%	3/15/26	Caa2	3,031,245
	Real Estate Management & Development – 0.1%
1,000	Benloch Ranch Improvement Association No 1	9.750%	12/01/39	N/R	1,000,000
295	Zilkha Biomass Selma LLC (6), (8)	10.000%	8/01/38	N/R	3
1,295	Total Real Estate Management & Development				1,000,003
$ 7,035	Total Corporate Bonds (cost $6,212,055)				6,305,448

Principal Amount (000)	Description (1)	Coupon (13)	Reference Rate (13)	Spread (13)	Maturity (14)	Ratings (3)	Value
	VARIABLE RATE SENIOR LOAN INTERESTS – 0.0% (13)
	Commercial Services & Supplies – 0.0%
$ 91	CarbonLite Recycling LLC, (15)	0.000%	N/A	N/A	9/05/21	N/R	$ 90,702
$ 91	Total Variable Rate Senior Loan Interests (cost $90,702)						90,702
	Total Long-Term Investments (cost $1,245,488,991)						1,297,386,383

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.1%
	MUNICIPAL BONDS – 0.1%
	Florida – 0.1%
$ 1,150	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project, Variable Rate Demand Obligations, Series 2019A, 6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A (16)	6/21 at 103.00	N/R	$ 1,132,877
$ 1,150	Total Short-Term Investments (cost $1,150,000)			1,132,877
	Total Investments (cost $1,246,638,991) – 104.7%			1,298,519,260
	Floating Rate Obligations – (3.9)%			(47,955,000)
	Other Assets Less Liabilities – (0.8)% (17)			(10,882,609)
	Net Assets – 100%			$ 1,239,681,651

Investments in Derivatives
Futures Contracts - Short
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	(581)	06/21	$ (78,096,119)	$ (76,074,687)	$2,021,432	$145,250
U.S Treasury Long Bond	(137)	06/21	(21,277,456)	(21,179,344)	98,112	59,938
U.S. Treasury Ultra Bond	(176)	06/21	(32,859,038)	(31,894,500)	964,537	203,500
Total			$(132,232,613)	$(129,148,531)	$3,084,081	$408,688

Total receivable for variation margin on futures contracts	$408,688
Total payable for variation margin on futures contracts	$( —)

Credit Default Swaps - OTC Uncleared
Counterparty	Referenced Entity	Buy/Sell Protection (18)	Current Credit Spread (19)	Notional Amount	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citigroup Global Markets Inc.(8)	City of Chicago	Sell	1.31%	$2,500,000	1.000%	Quarterly	6/21/21	$(961)	$(12,912)	$11,951

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    March 31, 2021
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(9)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(10)	Common Stock received as part of the bankruptcy settlements during February 2020 for Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/19; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33.
(11)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(12)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(13)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.
(14)	Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.
(15)	Senior loan received as part of the bankruptcy settlement during March 2021 for Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, CarbonLITE Recycling, LLC Project, Series 2016, 6.500%, 12/01/33, 144A (AMT).
(16)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(17)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter ("OTC") derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
(18)	The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.
(19)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
LIBOR	London Inter-Bank Offered Rate
N/A	Not Applicable.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
March 31, 2021
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Assets
Long-term investments, at value (cost $24,059,804,538, $4,497,071,670 and $1,245,488,991, respectively)(1)	$25,715,452,604	$4,641,207,902	$1,297,386,383
Investment purchased with collateral from securities lending, at value (cost approximates value)	6,864,513	14,914,769	—
Short-term investments, at value (cost $1,488,171, $22,583,917 and $1,150,000, respectively)	1,541,697	22,874,254	1,132,877
Cash	459,858,867	144,667,652	216,125
Cash collateral at brokers for investments in futures contracts(2)	12,736,272	3,104,697	2,759,997
Cash collateral at brokers for investments in swaps(2)	6,120,000	—	—
Unrealized appreciation on credit default swaps	2,011,163	48,221	11,951
Receivable for:
Interest	418,535,400	65,495,977	13,956,837
Investments sold	75,852,654	11,473,049	107,083
Shares sold	54,964,386	26,689,713	3,863,404
Variation margin on futures contracts	2,335,257	600,288	408,688
Other assets	2,707,687	364,064	88,769
Total assets	26,758,980,500	4,931,440,586	1,319,932,114
Liabilities
Floating rate obligations	5,763,208,000	163,930,000	47,955,000
Credit default swaps premiums received	7,661,815	52,065	12,912
Unrealized depreciation on credit default swaps	202,592	—	—
Payable for:
Collateral from securities lending program	6,864,513	14,914,769	—
Dividends	18,241,276	2,532,335	3,071
Interest	11,742,544	273,467	87,086
Investments purchased - regular settlement	42,010,273	16,442,422	4,999,923
Investments purchased - when-issued/delayed-delivery settlement	15,566,806	8,138,978	22,867,832
Shares redeemed	41,880,689	9,402,468	3,273,722
Accrued expenses:
Management fees	8,276,477	1,929,841	493,033
Trustees fees	1,628,417	257,722	20,254
12b-1 distribution and service fees	2,633,272	301,901	64,299
Other	5,454,017	1,969,191	473,331
Total liabilities	5,925,370,691	220,145,159	80,250,463
Commitments and contingencies (as disclosed in Note 8)
Net assets	$20,833,609,809	$4,711,295,427	$1,239,681,651

See accompanying notes to financial statements.

Statement of Assets and Liabilities (continued)
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Class A Shares
Net assets	$ 8,064,890,746	$1,042,072,982	$ 218,843,689
Shares outstanding	451,336,803	101,077,852	18,954,276
Net asset value ("NAV") per share	$ 17.87	$ 10.31	$ 11.55
Offering price per share (NAV per share plus maximum sales charge of 4.20%, 2.50% and 3.00%, respectively, of offering price)	$ 18.65	$ 10.57	$ 11.91
Class C Shares
Net assets	$ 1,449,724,099	$ 146,477,755	$ 32,753,115
Shares outstanding	81,231,651	14,198,339	2,838,598
NAV and offering price per share	$ 17.85	$ 10.32	$ 11.54
Class C2 Shares
Net assets	$ 57,148,701	$ 4,743,857	$ —
Shares outstanding	3,201,826	460,101	—
NAV and offering price per share	$ 17.85	$ 10.31	$ —
Class R6 Shares
Net assets	$ 774,499,336	$ —	$ —
Shares outstanding	43,295,773	—	—
NAV and offering price per share	$ 17.89	$ —	$ —
Class I Shares
Net assets	$10,487,346,927	$3,518,000,833	$ 988,084,847
Shares outstanding	586,956,823	340,597,160	85,494,769
NAV and offering price per share	$ 17.87	$ 10.33	$ 11.56
Fund level net assets consist of:
Capital paid-in	$19,974,496,245	$4,732,008,809	$1,176,199,694
Total distributable earnings	859,113,564	(20,713,382)	63,481,957
Fund level net assets	$20,833,609,809	$4,711,295,427	$1,239,681,651
Authorized shares - per class	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01

(1)	Includes securities loaned of $6,661,407 and $14,726,242 for High Yield and Short Duration High Yield, respectively.
(2)	Cash pledged to collateralize the net payment obligations for investments in derivatives.
See accompanying notes to financial statements.

Statement of Operations
Year Ended March 31, 2021
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Investment Income
Interest and Dividends	$1,184,898,101	$198,166,472	$ 33,904,798
Securities lending income, net	71,133	12,584	—
Total investment income	1,184,969,234	198,179,056	33,904,798
Expenses
Management fees	91,968,594	21,690,160	4,802,816
12b-1 service fees - Class A Shares	14,422,521	2,009,773	373,450
12b-1 distribution and service fees - Class C Shares	14,147,276	1,526,742	280,869
12b-1 distribution and service fees - Class C2 Shares	1,801,515	76,871	—
Shareholder servicing agent fees	7,546,269	1,890,564	425,519
Interest expense	42,256,059	1,762,730	195,233
Custodian fees	992,655	541,606	134,040
Professional fees	1,653,158	306,509	75,379
Trustees fees	585,838	123,710	28,402
Shareholder reporting expenses	1,165,669	270,121	105,876
Federal and state registration fees	528,348	127,932	201,533
Other	171,281	66,992	8,641
Total expenses	177,239,183	30,393,710	6,631,758
Net investment income (loss)	1,007,730,051	167,785,346	27,273,040
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(19,730,462)	(15,845,122)	10,220,502
Futures contracts	(70,749,104)	(10,311,357)	(534,310)
Swaps	5,360,010	361,573	89,988
Change in net unrealized appreciation (depreciation) of:
Investments	1,750,748,208	240,198,625	61,770,282
Futures contracts	116,644,024	19,883,530	3,625,290
Swaps	2,723,453	(135,739)	(33,462)
Net realized and unrealized gain (loss)	1,784,996,129	234,151,510	75,138,290
Net increase (decrease) in net assets from operations	$2,792,726,180	$401,936,856	$102,411,330
See accompanying notes to financial statements.

Statement of Changes in Net Assets
	High Yield		Short Duration High Yield
	Year Ended 3/31/21	Year Ended 3/31/20	Year Ended 3/31/21	Year Ended 3/31/20
Operations
Net investment income (loss)	$ 1,007,730,051	$ 1,012,388,576	$ 167,785,346	$ 223,901,242
Net realized gain (loss) from:
Investments	(19,730,462)	(306,017,671)	(15,845,122)	(112,959,599)
Futures contracts	(70,749,104)	(144,127,841)	(10,311,357)	(23,240,596)
Swaps	5,360,010	4,911,467	361,573	(1,074,342)
Change in net unrealized appreciation (depreciation) of:
Investments	1,750,748,208	(1,072,521,222)	240,198,625	(257,626,915)
Futures contracts	116,644,024	(58,127,775)	19,883,530	(8,933,226)
Swaps	2,723,453	(4,938,152)	(135,739)	1,387,724
Net increase (decrease) in net assets from operations	2,792,726,180	(568,432,618)	401,936,856	(178,545,712)
Distributions to Shareholders
Dividends:
Class A Shares	(357,547,979)	(355,591,140)	(37,645,217)	(45,931,738)
Class C Shares	(59,207,333)	(58,240,817)	(4,427,746)	(4,850,989)
Class C2 Shares	(10,725,812)	(22,551,554)	(326,652)	(660,081)
Class R6 Shares	(44,324,724)	(36,236,870)	—	—
Class I Shares	(495,485,374)	(549,685,164)	(124,950,550)	(173,181,274)
Decrease in net assets from distributions to shareholders	(967,291,222)	(1,022,305,545)	(167,350,165)	(224,624,082)
Fund Share Transactions
Proceeds from sale of shares	7,878,917,738	11,404,264,577	2,013,128,175	2,738,876,133
Proceeds from shares issued to shareholders due to reinvestment of distributions	746,565,885	777,680,752	131,773,023	166,253,933
	8,625,483,623	12,181,945,329	2,144,901,198	2,905,130,066
Cost of shares redeemed	(8,865,999,905)	(9,765,383,096)	(2,751,268,480)	(2,929,919,886)
Net increase (decrease) in net assets from Fund share transactions	(240,516,282)	2,416,562,233	(606,367,282)	(24,789,820)
Capital contribution from the Adviser	1,517,060	1,485,839	3,457,008	4,317,711
Net increase (decrease) in net assets	1,586,435,736	827,309,909	(368,323,583)	(423,641,903)
Net assets at the beginning of period	19,247,174,073	18,419,864,164	5,079,619,010	5,503,260,913
Net assets at the end of period	$20,833,609,809	$19,247,174,073	$ 4,711,295,427	$ 5,079,619,010

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	Strategic Municipal Opportunities
	Year Ended 3/31/21	Year Ended 3/31/20
Operations
Net investment income (loss)	$ 27,273,040	$ 11,628,659
Net realized gain (loss) from:
Investments	10,220,502	5,755,234
Futures contracts	(534,310)	(1,831,292)
Swaps	89,988	83,758
Change in net unrealized appreciation (depreciation) of:
Investments	61,770,282	(21,640,424)
Futures contracts	3,625,290	(526,285)
Swaps	(33,462)	(92,779)
Net increase (decrease) in net assets from operations	102,411,330	(6,623,129)
Distributions to Shareholders
Dividends:
Class A Shares	(5,105,118)	(3,445,636)
Class C Shares	(547,737)	(306,539)
Class C2 Shares	—	—
Class R6 Shares	—	—
Class I Shares	(23,284,477)	(11,585,952)
Decrease in net assets from distributions to shareholders	(28,937,332)	(15,338,127)
Fund Share Transactions
Proceeds from sale of shares	783,286,860	616,342,515
Proceeds from shares issued to shareholders due to reinvestment of distributions	28,904,164	15,317,034
	812,191,024	631,659,549
Cost of shares redeemed	(342,461,921)	(186,966,127)
Net increase (decrease) in net assets from Fund share transactions	469,729,103	444,693,422
Capital contribution from the Adviser	—	—
Net increase (decrease) in net assets	543,203,101	422,732,166
Net assets at the beginning of period	696,478,550	273,746,384
Net assets at the end of period	$1,239,681,651	$ 696,478,550
See accompanying notes to financial statements.

Statement of Cash Flows
Year Ended March 31, 2021
High Yield
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$ 2,792,726,180
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(4,456,362,330)
Proceeds from sales and maturities of investments	4,485,254,328
Proceeds from (Purchase of) short-term investments, net	25,565,148
Proceeds from (Repayments of) collateral from securities lending	(6,864,513)
Payment in-kind distributions	600,775
Premiums received (paid) for credit default swaps	(2,615,487)
Amortization (Accretion) of premiums and discounts, net	(52,565,856)
(Increase) Decrease in:
Receivable for interest	(31,164,538)
Receivable for investments sold	314,083,125
Receivable for from Adviser	1,485,839
Receivable for variation margin on futures contracts	(705,929)
Other assets	14,036,471
Increase (Decrease) in:
Payable for collateral from securities lending program	6,864,513
Payable for interest	(23,479,750)
Payable for investments purchased - regular settlement	(39,463,935)
Payable for investments purchased - when-issued/delayed-delivery settlement	(87,087,656)
Accrued management fees	(314,360)
Accrued Trustees fees	369,777
Accrued 12b-1 distribution and service fees	(182,082)
Accrued other expenses	(467,872)
Net realized (gain) loss from:
Investments	19,730,462
Paydowns	2,941,665
Change in net unrealized appreciation (depreciation) of:
Investments	(1,750,748,208)
Swaps	(2,723,453)
Net cash provided by (used in) operating activities	1,208,912,314
Cash Flows from Financing Activities:
Proceeds from borrowings	486,800,000
(Repayments) of borrowings	(813,100,000)
Increase (Decrease) in cash overdraft	(102,917,339)
Proceeds from floating rate obligations	1,083,266,000
(Repayments) of floating rate obligations	(270,064,000)
Cash distributions paid to shareholders	(225,732,272)
Capital contribution from the Adviser	1,517,060
Proceeds from sale of shares	7,921,009,955
Cost of shares redeemed	(8,923,581,480)
Net cash provided by (used in) financing activities	(842,802,076)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	366,110,238
Cash and cash collateral at brokers at the beginning of period	112,604,901
Cash and cash collateral at brokers at the end of period	478,715,139

See accompanying notes to financial statements.

Statement of Cash Flows (continued)
Supplemental Disclosure of Cash Flow Information	High Yield
Cash paid for interest (excluding borrowing costs)	$ 65,735,809
Non-cash financing activities not included herein consists of reinvestments of share distributions	746,565,885
The following table provides a reconciliation of cash and cash collateral at brokers to the statement of assets and liabilities:
High Yield
Cash	$459,858,867
Cash collateral at brokers for investments in futures contracts	12,736,272
Cash collateral at brokers for investments in swaps	6,120,000
Total cash and cash collateral at brokers	$478,715,139
See accompanying notes to financial statements.

Financial Highlights
High Yield
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/99)
March 31, 2021	$16.22	$0.88	$ 1.62	$ 2.50	$(0.85)	$ —	$(0.85)	$17.87
March 31, 2020	17.42	0.84	(1.19)	(0.35)	(0.85)	—	(0.85)	16.22
March 31, 2019	17.10	0.89	0.31	1.20	(0.88)	—	(0.88)	17.42
March 31, 2018	16.73	0.88	0.39	1.27	(0.90)	—	(0.90)	17.10
March 31, 2017(e)	17.54	0.83	(0.79)	0.04	(0.85)	—	(0.85)	16.73
April 30, 2016	17.16	0.97	0.35	1.32	(0.94)	—	(0.94)	17.54
Class C (2/14)
March 31, 2021	16.20	0.75	1.61	2.36	(0.71)	—	(0.71)	17.85
March 31, 2020	17.41	0.70	(1.20)	(0.50)	(0.71)	—	(0.71)	16.20
March 31, 2019	17.09	0.75	0.31	1.06	(0.74)	—	(0.74)	17.41
March 31, 2018	16.71	0.75	0.39	1.14	(0.76)	—	(0.76)	17.09
March 31, 2017(e)	17.52	0.71	(0.79)	(0.08)	(0.73)	—	(0.73)	16.71
April 30, 2016	17.14	0.82	0.36	1.18	(0.80)	—	(0.80)	17.52
Class C2 (6/99)
March 31, 2021	16.21	0.79	1.60	2.39	(0.75)	—	(0.75)	17.85
March 31, 2020	17.41	0.74	(1.19)	(0.45)	(0.75)	—	(0.75)	16.21
March 31, 2019	17.09	0.79	0.32	1.11	(0.79)	—	(0.79)	17.41
March 31, 2018	16.71	0.79	0.39	1.18	(0.80)	—	(0.80)	17.09
March 31, 2017(e)	17.52	0.75	(0.79)	(0.04)	(0.77)	—	(0.77)	16.71
April 30, 2016	17.15	0.88	0.33	1.21	(0.84)	—	(0.84)	17.52
Class R6 (6/16)
March 31, 2021	16.23	0.92	1.62	2.54	(0.88)	—	(0.88)	17.89
March 31, 2020	17.44	0.89	(1.21)	(0.32)	(0.89)	—	(0.89)	16.23
March 31, 2019	17.11	0.93	0.32	1.25	(0.92)	—	(0.92)	17.44
March 31, 2018	16.72	0.92	0.40	1.32	(0.93)	—	(0.93)	17.11
March 31, 2017(f)	17.95	0.72	(1.22)	(0.50)	(0.73)	—	(0.73)	16.72
Class I (6/99)
March 31, 2021	16.22	0.92	1.61	2.53	(0.88)	—	(0.88)	17.87
March 31, 2020	17.42	0.88	(1.19)	(0.31)	(0.89)	—	(0.89)	16.22
March 31, 2019	17.10	0.92	0.32	1.24	(0.92)	—	(0.92)	17.42
March 31, 2018	16.73	0.92	0.38	1.30	(0.93)	—	(0.93)	17.10
March 31, 2017(e)	17.54	0.86	(0.78)	0.08	(0.89)	—	(0.89)	16.73
April 30, 2016	17.16	1.00	0.35	1.35	(0.97)	—	(0.97)	17.54

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

15.62%	$ 8,064,891	0.96%	0.74%	5.17%	18%
(2.24)	6,514,930	1.19	0.74	4.70	21
7.25	6,402,945	1.12	0.75	5.20	20
7.68	5,256,581	0.98	0.76	5.14	17
0.21	4,261,316	0.88*	0.76*	5.25*	21
7.95	4,295,385	0.83	0.77	5.66	14

14.67	1,449,724	1.76	1.54	4.39	18
(3.00)	1,425,926	1.99	1.54	3.90	21
6.40	1,231,745	1.92	1.55	4.40	20
6.88	1,071,845	1.78	1.56	4.35	17
(0.53)	859,108	1.68*	1.56*	4.47*	21
7.09	687,487	1.62	1.56	4.84	14

14.95	57,149	1.52	1.30	4.68	18
(2.76)	356,385	1.74	1.29	4.17	21
6.66	657,653	1.68	1.31	4.64	20
7.15	917,882	1.53	1.31	4.60	17
(0.30)	1,057,592	1.43*	1.31*	4.71*	21
7.29	1,241,540	1.38	1.32	5.13	14

15.86	774,499	0.73	0.51	5.44	18
(1.99)	1,821,590	0.96	0.51	4.96	21
7.54	26,045	0.89	0.52	5.45	20
8.00	9,771	0.74	0.52	5.35	17
(2.81)	37,275	0.66*	0.54*	5.58*	21

15.87	10,487,347	0.76	0.54	5.37	18
(2.04)	9,128,343	0.99	0.54	4.90	21
7.48	10,101,476	0.92	0.55	5.40	20
7.87	8,852,628	0.78	0.56	5.35	17
0.40	6,896,385	0.68*	0.56*	5.44*	21
8.17	6,773,058	0.63	0.57	5.86	14
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 9 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	For the eleven months ended March 31, 2017.
(f)	For the period June 30, 2016 (commencement of operations) through March 31, 2017.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (continued)
Short Duration High Yield
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (2/13)
March 31, 2021	$ 9.73	$0.37	$ 0.58	$ 0.95	$(0.37)	$ —	$(0.37)	$10.31
March 31, 2020	10.34	0.37	(0.61)	(0.24)	(0.37)	—	(0.37)	9.73
March 31, 2019	10.09	0.38	0.24	0.62	(0.37)	—	(0.37)	10.34
March 31, 2018	9.87	0.39	0.20	0.59	(0.37)	—	(0.37)	10.09
March 31, 2017(e)	10.26	0.33	(0.41)	(0.08)	(0.31)	—	(0.31)	9.87
April 30, 2016	10.16	0.35	0.09	0.44	(0.34)	—	(0.34)	10.26
Class C (2/14)
March 31, 2021	9.73	0.29	0.59	0.88	(0.29)	—	(0.29)	10.32
March 31, 2020	10.35	0.28	(0.61)	(0.33)	(0.29)	—	(0.29)	9.73
March 31, 2019	10.08	0.30	0.26	0.56	(0.29)	—	(0.29)	10.35
March 31, 2018	9.87	0.31	0.19	0.50	(0.29)	—	(0.29)	10.08
March 31, 2017(e)	10.25	0.26	(0.41)	(0.15)	(0.23)	—	(0.23)	9.87
April 30, 2016	10.15	0.27	0.08	0.35	(0.25)	—	(0.25)	10.25
Class C2 (2/13)
March 31, 2021	9.73	0.32	0.58	0.90	(0.32)	—	(0.32)	10.31
March 31, 2020	10.34	0.31	(0.61)	(0.30)	(0.31)	—	(0.31)	9.73
March 31, 2019	10.09	0.32	0.25	0.57	(0.32)	—	(0.32)	10.34
March 31, 2018	9.87	0.33	0.21	0.54	(0.32)	—	(0.32)	10.09
March 31, 2017(e)	10.26	0.28	(0.41)	(0.13)	(0.26)	—	(0.26)	9.87
April 30, 2016	10.16	0.29	0.09	0.38	(0.28)	—	(0.28)	10.26
Class I (2/13)
March 31, 2021	9.75	0.39	0.58	0.97	(0.39)	—	(0.39)	10.33
March 31, 2020	10.36	0.39	(0.61)	(0.22)	(0.39)	—	(0.39)	9.75
March 31, 2019	10.10	0.40	0.25	0.65	(0.39)	—	(0.39)	10.36
March 31, 2018	9.88	0.41	0.20	0.61	(0.39)	—	(0.39)	10.10
March 31, 2017(e)	10.27	0.35	(0.41)	(0.06)	(0.33)	—	(0.33)	9.88
April 30, 2016	10.16	0.37	0.09	0.46	(0.35)	—	(0.35)	10.27

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

9.55%	$1,042,073	0.81%	0.77%	3.74%	30%
(2.10)	1,144,854	0.81	0.76	3.50	26
6.29	1,110,838	0.82	0.77	3.73	20
6.05	812,332	0.81	0.77	3.85	30
(0.80)	725,411	0.81*	0.77*	3.57*	42
4.38	796,301	0.83	0.79	3.46	28

8.73	146,478	1.61	1.57	2.94	30
(2.97)	171,066	1.61	1.56	2.71	26
5.62	161,518	1.62	1.57	2.94	20
5.07	129,908	1.61	1.57	3.05	30
(1.46)	120,770	1.62*	1.58*	2.78*	42
3.53	110,390	1.63	1.59	2.66	28

8.93	4,744	1.36	1.32	3.22	30
(2.65)	14,318	1.36	1.31	2.97	26
5.73	27,275	1.37	1.32	3.18	20
5.49	33,269	1.36	1.32	3.31	30
(1.32)	34,518	1.37*	1.33*	3.03*	42
3.83	40,295	1.38	1.34	2.92	28

9.72	3,518,001	0.61	0.57	3.93	30
(1.93)	3,749,380	0.61	0.56	3.70	26
6.57	4,203,630	0.62	0.57	3.94	20
6.23	2,998,560	0.61	0.57	4.05	30
(0.64)	2,449,596	0.62*	0.58*	3.77*	42
4.67	2,518,596	0.63	0.59	3.66	28

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 9 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	For the eleven months ended March 31, 2017.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (continued)
Strategic Municipal Opportunities
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/14)
March 31, 2021	$10.68	$0.29	$ 0.89	$ 1.18	$(0.28)	$(0.03)	$(0.31)	$11.55
March 31, 2020	10.83	0.26	(0.07)	0.19	(0.29)	(0.05)	(0.34)	10.68
March 31, 2019	10.23	0.35	0.54	0.89	(0.29)	—	(0.29)	10.83
March 31, 2018	9.98	0.31	0.27	0.58	(0.33)	—	(0.33)	10.23
March 31, 2017(f)	10.52	0.29	(0.47)	(0.18)	(0.26)	(0.10)	(0.36)	9.98
April 30, 2016	10.07	0.28	0.44	0.72	(0.27)	—	(0.27)	10.52
Class C (12/14)
March 31, 2021	10.67	0.20	0.89	1.09	(0.19)	(0.03)	(0.22)	11.54
March 31, 2020	10.82	0.17	(0.07)	0.10	(0.20)	(0.05)	(0.25)	10.67
March 31, 2019	10.22	0.27	0.53	0.80	(0.20)	—	(0.20)	10.82
March 31, 2018	9.97	0.22	0.28	0.50	(0.25)	—	(0.25)	10.22
March 31, 2017(f)	10.52	0.21	(0.47)	(0.26)	(0.19)	(0.10)	(0.29)	9.97
April 30, 2016	10.06	0.20	0.45	0.65	(0.19)	—	(0.19)	10.52
Class I (12/14)
March 31, 2021	10.69	0.31	0.89	1.20	(0.30)	(0.03)	(0.33)	11.56
March 31, 2020	10.84	0.28	(0.07)	0.21	(0.31)	(0.05)	(0.36)	10.69
March 31, 2019	10.23	0.37	0.55	0.92	(0.31)	—	(0.31)	10.84
March 31, 2018	9.98	0.33	0.27	0.60	(0.35)	—	(0.35)	10.23
March 31, 2017(f)	10.53	0.30	(0.47)	(0.17)	(0.28)	(0.10)	(0.38)	9.98
April 30, 2016	10.08	0.30	0.44	0.74	(0.29)	—	(0.29)	10.53

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Expenses Including Interest	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

11.13%	$218,844	0.80%	0.78%	2.58%	0.80%	0.78%	2.58%	52%
1.65	147,502	0.83	0.81	2.31	0.81	0.79	2.33	62
8.82	66,541	0.91	0.88	3.28	0.83	0.80	3.37	50
5.86	14,215	0.99	0.95	2.81	0.83	0.79	2.97	73
(1.74)	8,379	0.99*	0.96*	2.94*	0.83*	0.80*	3.09*	58
7.27	2,301	1.29	1.28	2.45	0.92	0.91	2.82	59

10.26	32,753	1.60	1.58	1.79	1.60	1.58	1.79	52
0.86	20,752	1.63	1.61	1.51	1.61	1.59	1.53	62
7.95	6,859	1.71	1.68	2.46	1.63	1.60	2.55	50
5.00	2,931	1.79	1.75	2.00	1.63	1.59	2.16	73
(2.56)	1,737	1.79*	1.76*	2.10*	1.63*	1.60*	2.26*	58
6.49	618	1.99	1.98	1.70	1.72	1.71	1.96	59

11.35	988,085	0.60	0.58	2.79	0.60	0.58	2.79	52
1.87	528,224	0.63	0.61	2.51	0.61	0.59	2.53	62
9.10	200,355	0.71	0.68	3.46	0.63	0.60	3.55	50
6.04	100,166	0.80	0.76	3.00	0.63	0.59	3.17	73
(1.68)	74,276	0.79*	0.76*	3.07*	0.64*	0.61*	3.22*	58
7.45	56,699	0.97	0.96	2.66	0.72	0.71	2.90	59

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 9 - Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(f)	For the eleven months ended March 31, 2017.
*	Annualized.
See accompanying notes to financial statements.

Notes to Financial Statements
1.  General Information
Trust and Fund Information
The Nuveen Municipal Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust is comprised of Nuveen High Yield Municipal Bond Fund (“High Yield”), Nuveen Short Duration High Yield Municipal Bond Fund (“Short Duration High Yield”) and Nuveen Strategic Municipal Opportunities Fund (“Strategic Municipal Opportunities”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.
The end of the reporting period for the Funds is March 31, 2021, and the period covered by these Notes to Financial Statements is the fiscal year ended March 31, 2021 (the "current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $500,000 or more for High Yield and $250,000 or more for Short Duration High Yield and Strategic Municipal Opportunities are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% for High Yield and Strategic Municipal Opportunities and 0.70% for Short Duration High Yield if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge. The Funds will issue class C2 Shares upon the exchange of Class C2 Shares from another Nuveen municipal bond fund or for the purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C and C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C and Class C2 Shares automatically convert to Class A Shares eight years (ten years prior to March 1, 2021) after purchase. Class R6 Shares and Class I Shares are sold without an upfront sales charge.
Reimbursement from the Adviser
During the current fiscal period, the Adviser reimbursed High Yield and Short Duration High Yield for losses resulting from net asset value (“NAV”) errors that occurred during the current and prior fiscal periods. Such amounts are recognized as “Capital contribution from the Adviser” on the Statement of Changes in Net Assets.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services — Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of dividend income and interest income. Dividend income is recorded on the ex-dividend date. Non-cash dividends received the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which is recorded on an accrual basis and includes the accretion of discounts and the amortization of premiums for financial reporting purposes. Interest income also reflects payment-in-kind ("PIK") interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative value of the settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update ("ASU") 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

Notes to Financial Statements (continued)
Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework
In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds' financial statements.
3.  Investment Valuation and Fair Value Measurements
The Funds' investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.
Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
Swap contracts are marked-to-market daily based upon a price supplied by a pricing service. Swaps are generally classified as Level 2.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds' investments as of the end of the reporting period, based on the inputs used to value them:

High Yield	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$24,735,498,074	$89,041,309**	$24,824,539,383
Common Stocks	73,189,244	548,781,282***	—	621,970,526
Corporate Bonds	—	263,849,842	1,024,817**	264,874,659
Variable Rate Senior Loan Interests	—	4,070,774	—	4,070,774
Investments Purchased with Collateral from Securities Lending	6,864,513	—	—	6,864,513
Short-Term Investments*:
Municipal Bonds	—	1,541,697	—	1,541,697
Investments in Derivatives:
Credit Default Swaps****	—	—	1,808,571	1,808,571
Futures Contracts****	29,753,939	—	—	29,753,939
Total	$109,807,696	$25,553,741,669	$91,874,697	$25,755,424,062

Short Duration High Yield	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$4,413,015,366	$34,621,485**	$4,447,636,851
Common Stocks	—	139,764,234***	—	139,764,234
Corporate Bonds	—	51,734,454	982,120**	52,716,574
Variable Rate Senior Loan Interests	—	1,090,243	—	1,090,243
Investments Purchased with Collateral from Securities Lending	14,914,769	—	—	14,914,769
Short-Term Investments*:
Municipal Bonds	—	22,874,254	—	22,874,254
Investments in Derivatives:
Credit Default Swaps****	—	—	48,221	48,221
Futures Contracts****	6,715,248	—	—	6,715,248
Total	$21,630,017	$4,628,478,551	$35,651,826	$4,685,760,394

Strategic Municipal Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$1,280,679,298	$ 998,736**	$1,281,678,034
Common Stocks	—	9,312,199***	—	9,312,199
Corporate Bonds	—	6,305,445	3**	6,305,448
Variable Rate Senior Loan Interests	—	90,702	—	90,702
Short-Term Investments*:
Municipal Bonds	—	1,132,877	—	1,132,877
Investments in Derivatives:
Credit Default Swaps****	—	—	11,951	11,951
Futures Contracts****	3,084,081	—	—	3,084,081
Total	$3,084,081	$1,297,520,521	$1,010,690	$1,301,615,292

*	Refer to the Fund's Portfolio of Investments for state and or/industry classifications, where applicable.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.
***	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
The Funds hold liabilities in floating rate obligations and preferred shares, where applicable, which are not reflected in the tables above. The fair values of the Funds' liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described in Note 4 - Portfolio Securities and Investments in Derivatives. The fair values of the Funds' liabilities for preferred shares approximate their liquidation preference. Preferred shares are generally classified as Level 2 and further described in Note 5 - Fund Shares.

Notes to Financial Statements (continued)
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Floating rate obligations: self-deposited Inverse Floaters	$5,763,208,000	$163,930,000	$47,955,000
Floating rate obligations: externally-deposited Inverse Floaters	1,189,345,000	42,750,000	—
Total	$6,952,553,000	$206,680,000	$47,955,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Average floating rate obligations outstanding	$5,364,277,721	$144,157,575	$24,598,808
Average annual interest rate and fees	0.70%	0.75%	0.68%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under such facilities.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, the Funds maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations - Recourse Trusts	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$5,711,943,000	$163,930,000	$47,955,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	1,171,075,000	42,750,000	—
Total	$6,883,018,000	$206,680,000	$47,955,000
Securities Lending
Effective August 14, 2020, High Yield and Short Duration High Yield may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, each Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. The Funds’ custodian, State Street Bank and Trust Company, serves as the securities lending agent (the “Agent”).
When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities. Collateral for the loaned securities is invested in a government money market fund maintained by the Agent, which is subject to the requirements of Rule 2a-7 under the 1940 Act. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.

Notes to Financial Statements (continued)
Securities lending income recognized by a Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statement of Operations.
As of the end of the reporting period, the total value of the loaned securities and the total value of collateral received were as follows:
Fund	Asset Class out on Loan	Long-Term Investments, at Value	Total Collateral Received
High Yield	Corporate Bonds	$ 6,661,407	$ 6,864,513
Short Duration High Yield	Corporate Bonds	$14,726,242	$14,914,769
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions and securities purchased with collateral from securities lending where applicable) during the current fiscal period were as follows:
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Purchases	$4,456,362,330	$1,354,945,020	$1,092,507,800
Sales and maturities	4,485,254,328	2,087,273,351	527,419,527
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Futures Contracts
Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
During the current fiscal period, the Funds managed the duration of their respective portfolios by shorting interest rate futures contracts.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Average notional amount of futures contracts outstanding*	$1,723,460,176	$449,587,186	$33,580,506

*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the the end of each fiscal quarter within the current fiscal period.
The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.
	Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
High Yield
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$29,753,939	—	$ —
Short Duration High Yield
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$6,715,248	—	$ —
Strategic Municipal Opportunities
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$3,084,081	—	$ —
*     Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Fund's Portfolio of Investments and not the daily asset and/or liability derivatives location as described in the table above.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
High Yield	Interest rate	Futures contracts	$(70,749,104)	$116,644,024
Short Duration High Yield	Interest rate	Futures contracts	$(10,311,357)	$ 19,883,530
Strategic Municipal Opportunities	Interest rate	Futures contracts	$ (534,310)	$ 3,625,290
Credit Default Swap Contracts
A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. When a Fund has bought (sold) protection in a credit default swap upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) deliver (receive) that security, or an equivalent amount of cash, from the counterparty in exchange for receipt (payment) of the notional amount to the counterparty, or (ii) receive (pay) a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received (delivered) and the notional amount delivered (received) is recorded as a realized gain or loss. Payments paid (received) at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.
Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.
For OTC swaps not cleared through a clearing house (“OTC Uncleared”), the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps” on the Statement of Assets and Liabilities.

Notes to Financial Statements (continued)
Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on credit default swaps” as described in the preceding paragraph. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.
During the current fiscal period, the Funds used credit default swap contracts to purchase credit protection on certain credits, or to take on credit risk on other credits and earn a commensurate credit spread.
The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Average notional amount of credit default swap contracts outstanding*	$181,000,000	$10,000,000	$2,500,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.
	Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
High Yield
Credit	Swaps (OTC Uncleared)	Unrealized appreciation on credit default swaps**	$2,011,163	Unrealized depreciation on credit default swaps**	$(202,592)
Short Duration High Yield
Credit	Swaps (OTC Uncleared)	Unrealized appreciation on credit default swaps**	$48,221	—	$ —
Strategic Municipal Opportunities
Credit	Swaps (OTC Uncleared)	Unrealized appreciation on credit default swaps**	$11,951	—	$ —
**     Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.
The following table presents the Funds’ swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.
	Gross Amounts Not Offset on the Statements of Assets and Liabilities
Fund	Counterparty	Gross Unrealized Appreciation on Credit Default Swaps***	Gross Unrealized (Depreciation) on Credit Default Swaps***	Net Unrealized Appreciation (Depreciation) on Credit Default Swaps	Credit Default Swaps Premium Paid (Received)	Financial Instruments****	Collateral Pledged to (from) Counterparty	Net Exposure
High Yield	Citigroup Global Markets Inc.	$2,011,163	$(202,592)	$1,808,571	$(7,661,815)	$ —	$5,853,244	$ —
Short Duration High Yield	Citigroup Global Markets Inc.	$48,221	$ —	$48,221	$(52,065)	$ —	$ —	$(3,844)

	Gross Amounts Not Offset on the Statements of Assets and Liabilities
Fund	Counterparty	Gross Unrealized Appreciation on Credit Default Swaps***	Gross Unrealized (Depreciation) on Credit Default Swaps***	Net Unrealized Appreciation (Depreciation) on Credit Default Swaps	Credit Default Swaps Premium Paid (Received)	Financial Instruments****	Collateral Pledged to (from) Counterparty	Net Exposure
Strategic Municipal Opportunities	Citigroup Global Markets Inc.	$11,951	$ —	$11,951	$(12,912)	$ —	$ —	$(961)
***    Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund's Portfolio of Investments.
****Represents inverse floating rate securities available for offset.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
High Yield	Credit	Swaps	$5,360,010	$2,723,452
Short Duration High Yield	Credit	Swaps	$ 361,573	$ (135,739)
Strategic Municipal Opportunities	Credit	Swaps	$ 89,988	$ (33,463)
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Notes to Financial Statements (continued)
5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 3/31/21		Year Ended 3/31/20
High Yield	Shares	Amount	Shares	Amount
Shares sold:
Class A	155,568,837	$ 2,654,005,877	168,912,960	$ 3,012,735,468
Class A – automatic conversion of Class C Shares	342	6,087	2,919	51,871
Class A – automatic conversion of Class C2 Shares	94,644	1,554,376	149,810	2,695,536
Class C	13,303,561	227,718,211	30,281,102	541,165,694
Class C2	101,186	1,666,529	186,866	3,315,065
Class R6	20,644,379	351,925,480	127,758,909	2,102,394,175
Class I	272,952,516	4,642,041,178	321,986,494	5,741,906,768
Shares issued to shareholders due to reinvestment of distributions:
Class A	17,911,527	305,703,285	17,341,520	309,521,819
Class C	3,026,660	51,538,182	2,754,768	49,098,500
Class C2	571,882	9,669,215	1,017,106	18,130,194
Class R6	118,601	2,037,109	81,162	1,449,926
Class I	22,124,671	377,618,094	22,375,559	399,480,313
	506,418,806	8,625,483,623	692,849,175	12,181,945,329
Shares redeemed:
Class A	(123,953,366)	(2,103,567,903)	(152,180,044)	(2,645,752,122)
Class C	(23,116,960)	(391,261,593)	(15,771,682)	(274,067,909)
Class C – automatic conversion to Class A Shares	(343)	(6,087)	(2,922)	(51,871)
Class C2	(19,365,437)	(332,856,488)	(16,829,636)	(300,878,476)
Class C2 – automatic conversion to Class A Shares	(94,699)	(1,554,376)	(149,908)	(2,695,536)
Class R6	(89,711,463)	(1,475,517,394)	(17,089,521)	(295,171,666)
Class I	(270,968,965)	(4,561,236,064)	(361,249,095)	(6,246,765,516)
	(527,211,233)	(8,865,999,905)	(563,272,808)	(9,765,383,096)
Net increase (decrease)	(20,792,427)	$ (240,516,282)	129,576,367	$ 2,416,562,233

	Year Ended 3/31/21		Year Ended 3/31/20
Short Duration High Yield	Shares	Amount	Shares	Amount
Shares sold:
Class A	37,546,216	$ 376,129,073	62,335,356	$ 654,801,746
Class A – automatic conversion of Class C2 Shares	4,827	48,370	—	—
Class C	2,452,874	24,483,272	5,077,228	53,292,294
Class C2	70,551	686,670	81,839	860,461
Class I	160,489,521	1,611,780,790	193,247,187	2,029,921,632
Shares issued to shareholders due to reinvestment of distributions:
Class A	3,217,714	31,925,183	3,283,617	34,369,588
Class C	369,152	3,663,961	356,771	3,734,148
Class C2	28,816	285,141	49,506	518,507
Class I	9,647,298	95,898,738	12,165,846	127,631,690
	213,826,969	2,144,901,198	276,597,350	2,905,130,066
Shares redeemed:
Class A	(57,374,507)	(566,230,390)	(55,317,448)	(569,710,158)
Class C	(6,207,185)	(61,382,624)	(3,463,363)	(35,846,819)
Class C2	(1,106,376)	(11,033,609)	(1,296,720)	(13,561,230)
Class C2 – automatic conversion to Class A Shares	(4,827)	(48,370)	—	—
Class I	(214,263,185)	(2,112,573,487)	(226,462,543)	(2,310,801,679)
	(278,956,080)	(2,751,268,480)	(286,540,074)	(2,929,919,886)
Net increase (decrease)	(65,129,111)	$ (606,367,282)	(9,942,724)	$ (24,789,820)

	Year Ended 3/31/21		Year Ended 3/31/20
Strategic Municipal Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	9,206,622	$ 102,684,663	10,669,539	$ 118,715,722
Class C	1,284,560	14,269,880	1,438,273	15,841,201
Class I	59,874,007	666,332,317	43,664,036	481,785,592
Shares issued to shareholders due to reinvestment of distributions:
Class A	452,936	5,097,073	309,221	3,443,771
Class C	48,293	543,549	26,930	299,624
Class I	2,061,760	23,263,542	1,038,075	11,573,639
	72,928,178	812,191,024	57,146,074	631,659,549
Shares redeemed:
Class A	(4,516,481)	(50,454,328)	(3,313,896)	(36,083,667)
Class C	(438,401)	(4,910,496)	(154,046)	(1,663,926)
Class I	(25,846,523)	(287,097,097)	(13,781,871)	(149,218,534)
	(30,801,405)	(342,461,921)	(17,249,813)	(186,966,127)
Net increase (decrease)	42,126,773	$ 469,729,103	39,896,261	$ 444,693,422
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of March 31, 2021.
For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Tax cost of investments	$18,308,337,071	$4,359,057,734	$1,200,934,395
Gross unrealized:
Appreciation	$ 2,275,320,284	$ 279,202,960	$ 61,658,863
Depreciation	(598,420,208)	(116,481,822)	(8,945,703)
Net unrealized appreciation (depreciation) of investments	$ 1,676,900,076	$ 162,721,138	$ 52,713,160
Permanent differences, primarily due to investments in partnerships, taxable market discount, paydowns and treatment of notional principal contracts, resulted in reclassifications among the Funds’ components of net assets as of March 31, 2021, the Funds' tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2021, the Funds' tax year end, were as follows:

Notes to Financial Statements (continued)
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Undistributed net tax-exempt income[1]	$87,797,253	$17,348,959	$2,641,915
Undistributed net ordinary income[2]	10,993,056	1,755,899	3,876,602
Undistributed net long-term capital gains	—	—	6,842,580

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period March 1, 2021 through March 31, 2021, and paid on April 1, 2021.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' tax years ended March 31, 2021 and March 31, 2020 was designated for purposes of the dividends paid deduction as follows:
2021	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Distributions from net tax-exempt income[3]	$908,610,677	$154,805,227	$24,489,916
Distributions from net ordinary income[2]	58,680,545	12,544,938	1,539,676
Distributions from net long-term capital gains[4]	—	—	2,907,740

2020	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Distributions from net tax-exempt income	$987,063,301	$212,907,671	$12,442,691
Distributions from net ordinary income[2]	35,242,244	11,716,411	2,811,995
Distributions from net long-term capital gains	—	—	83,441

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended March 31, 2021, as Exempt Interest Dividends.
[4]	The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended March 31, 2021.
As of March 31, 2021, the Funds’ tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	High Yield	Short Duration High Yield
Not subject to expiration:
Short-term	$707,363,856	$136,626,006
Long-term	126,911,204	51,552,254
Total	$834,275,060	$188,178,260
During the Funds' tax year ended March 31, 2021, High Yield utilized $7,456,187 of its capital loss carryforward.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
For the first $125 million	0.4000%	0.4000%	0.3500%
For the next $125 million	0.3875	0.3875	0.3375

Average Daily Net Assets	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
For the next $250 million	0.3750	0.3750	0.3250
For the next $500 million	0.3625	0.3625	0.3125
For the next $1 billion	0.3500	0.3500	0.3000
For the next $3 billion	–	–	0.2750
For the next $5 billion	–	–	0.2500
For net assets over $10 billion	–	–	0.2375
For the next $8 billion	0.3250	0.3250	–
For the next $5 billion	0.3125	0.3125	–
For the next $5 billion	0.3000	0.3000	–
For net assets over $20 billion	0.2875	0.2875	–
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2021, the complex-level fee for each Fund was 0.1555%.
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that the total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. The expense limitations expiring July 31, 2022, may be terminated or modified prior to that date only with the approval of the Board.
Fund	Expense Cap	Expense Cap Expiration Date
Short Duration High Yield	0.65%	July 31, 2022
Strategic Municipal Opportunities	0.64	July 31, 2022
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.20% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class R6 and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.

Notes to Financial Statements (continued)
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board ("cross-trade"). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Funds engaged in cross-trades pursuant to these procedures as follows:
Cross-Trades	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Purchases	$ 11,696,380	$ 9,236,781	$9,226,500
Sales	206,426,095	27,622,973	3,600,000
Realized gain (loss)	99,870	(1,320,271)	3,600,000
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Sales charges collected (Unaudited)	$12,374,798	$1,138,649	$719,155
Paid to financial intermediaries (Unaudited)	11,425,777	1,105,606	701,974
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Commission advances (Unaudited)	$8,028,633	$1,156,012	$740,831
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
12b-1 fees retained (Unaudited)	$2,958,424	$277,113	$107,443
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
CDSC retained (Unaudited)	$1,136,011	$232,753	$70,040

8.  Commitments and Contingencies
In the normal course of business, each Fund enters into a variety of agreements that may expose the Funds to some risk of loss. These could include recourse arrangements for certain TOB Trusts, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments.
From time to time, the Funds may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds' rights under contracts. As of the end of the reporting period, the Funds are not subject to any material legal proceedings.
9.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of "Interest expense" on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Funds utilized this facility. Each Fund's maximum outstanding balance during the utilization period was as follows:
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Maximum outstanding balance	$308,200,000	$212,200,000	$15,300,000
During each Fund's utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Utilization period (days outstanding)	71	78	8
Average daily balance outstanding	$80,119,718	$42,901,282	$13,625,000
Average annual interest rate	1.49%	1.48%	1.38%
Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
10. Subsequent Events
Class C2 Shares
Class C2 Shares will be converted to Class A Shares after the close of business on June 4, 2021.

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request by calling Nuveen toll-free at (800) 257-8787 or Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Corporate-Backed Municipal Bond: A municipal bond issued by a state or local government agency and backed by a corporate entity.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Glossary of Terms Used in this Report (Unaudited) (continued)
Lipper General & Insured Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General & Insured Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper High Yield Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper High Yield Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often result in lower borrowing costs for bond issuers.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Yield Index: Comprises all of the bonds in the S&P Municipal Bond Index that are non-rated or rated BB+ by S&P and/or Ba1 or lower by Moody’s. The index does not contain bonds that are pre-refunded or escrowed to maturity. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Short Duration Municipal Yield Index: An index that consists of bonds maturing in 1 to 12 years and is structured so that 70% of the market value of the index consists of bonds that are either non-rated or are rated below investment grade, and 20% are rated BBB/Baa, and 10% are rated single A. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 19-21, 2020 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Funds, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the investment sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund's advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; and overall market and regulatory developments.
In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of a liquidity management program and expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers).
The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new share classes; reviewing and updating investment policies and benchmarks; closing funds to new investments; rebranding the exchange-traded fund (“ETF”) product line; and integrating certain investment teams and changing the portfolio managers serving various funds;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Liquidity Management – implementing the liquidity risk management program which was designed to assess and manage the liquidity risk of the Nuveen funds. The Board noted that this program was particularly helpful in addressing the high volatility and liquidity challenges that arose in the market, particularly for the high yield municipal sector, during the first half of 2020;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;

•	Risk Management and Valuation Services – continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds and ETFs.
The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting.
The Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.
The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen High Yield Municipal Bond Fund, the Board noted that the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2020. Although the Fund’s performance was ranked in the fourth quartile of its Performance Peer Group for the one-year period ended March 31, 2020, the Fund ranked in the first quartile of its Performance Peer Group for the three- and five-year periods ended March 31, 2020. Given the turmoil, rate volatility, and liquidity stresses experienced in the high yield municipals market as well as the outflows during the first quarter of 2020, the Board was satisfied with the Adviser’s explanation of the factors affecting the Fund’s performance.
For Nuveen Short Duration High Yield Municipal Bond Fund (the “Short Duration High Yield Fund”), the Board noted that the Fund outperformed its benchmark for the one-, three- and five-year periods ended December 31, 2019. Although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended December 31, 2019, the Fund ranked in the third quartile of its Performance Peer Group for the three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2020. Further, although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended March 31, 2020, the Fund ranked in the second quartile of its Performance Peer Group for the three-year period ended March 31, 2020 and third quartile of its Performance Peer Group for the five-year period ended March 31, 2020. In its review, the Board noted, however, that the Performance Peer Group was classified as low for relevancy. Given the turmoil, rate volatility, and liquidity stresses experienced in the high yield municipals market as well as the outflows during the first quarter of 2020, the Board was satisfied with the Adviser’s explanation of the factors affecting the Fund’s performance.
For Nuveen Strategic Municipal Opportunities Fund (the “Strategic Fund”), the Board noted that the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its benchmark and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended March 31, 2020, but the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the three- and five-year periods ended March 31, 2020. In its review, the Board noted that the Performance Peer Group was classified as low for relevancy. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each Nuveen fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge.

The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $56.6 million and fund-level breakpoints reduced fees by $66.8 million in 2019. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.7 million in fees for shareholders in 2019.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Board noted that each Fund had a net management fee that was in line with the respective peer average and a net expense ratio that was below the respective peer average.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed ETFs sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.
As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2019 and the pre- and post-tax revenue margins from 2019 and 2018.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. In the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eli-

gible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $460 million to assets under management to the Nuveen complex in calculating the complex-wide component.
In addition to the fund-level and complex-level fee schedules, the Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2018 and 2019), including the temporary expense caps applicable to the Short Duration High Yield Fund and the Strategic Fund.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that subject to certain exceptions, the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board considered that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Trustees and Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chair and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); Director, Quality Control Corporation (manufacturing) (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	143
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Director and Chairman (since 2009), United Fire Group, a publicly held company; formerly, Director, Public member, American Board of Orthopaedic Surgery (2015-2020); Life Trustee of Coe College and the Iowa College Foundation; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System (2000-2004); formerly, Director (2000-2004), Alliant Energy; formerly, Director (1996-2015), The Gazette Company (media and publishing); formerly, Director, (1998-2003) Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).	143

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	143
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	143
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served The President's Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	143
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (national public charity addressing natural land and water conservation in the U.S.) (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director, Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lakes states' Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).	143

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); formerly, Director, Cboe Global Markets, Inc., (2010-2020) (formerly named CBOE Holdings, Inc.); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	143
Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Trustee	2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation ("FedEx") (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	143
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	143
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	143

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Christopher E. Stickrod 1976 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2020	Senior Managing Director (since 2017) and Head of Advisory Product (since 2020), formerly, Managing Director (2016-2017) and Senior Vice President (2013-2016) of Nuveen, LLC; Senior Managing Director of Nuveen Securities, LLC (since 2018) and of Nuveen Fund Advisors, LLC (since 2019).
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen, LLC (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2018).

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen, LLC (since 2017); Associate General Counsel of Jackson National Asset Management, LLC (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen, LLC; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen, LLC; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 730 Third Avenue New York, NY 10017	Vice President	2020	President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of Product at Nuveen,LLC (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2020); Managing Member of MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director and Assistant Secretary (since 2017) of Nuveen Securities, LLC; Managing Director (since 2017), General Counsel (since 2020), and Assistant Secretary (since 2016), formerly, Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Managing Director (since 2017) and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of Nuveen, LLC.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen, LLC.
E. Scott Wickerham 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) of the CREF Accounts; formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen, LLC.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	1988	Formerly: Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011-2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly, Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (2011-2020); formerly, Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (2002-2020), Santa Barbara Asset Management, LLC (2006-2020) and Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.
(1)         Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MAN-HYM-0321D1623138-INV-Y-05/22

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans, William C. Hunter and Albin F. Moschner, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

Mr. Moschner, Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996), including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PriceWaterHouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PriceWaterHouseCoopers LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

Fiscal Year Ended March 31, 2021	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen All-American Municipal Bond Fund	54,130	0	1,365	0
Nuveen Limited Term Municipal Bond Fund	54,335	0	1,487	0
Nuveen High Yield Municipal Bond Fund	126,965	0	3,770	0
Nuveen Intermediate Duration Municipal Bond Fund	61,615	0	1,876	0
Nuveen Short Duration High Yield Municipal Bond Fund	61,140	0	824	0
Nuveen Strategic Municipal Opportunities Fund	37,020	0	211	0

Total	$395,205	$0	$9,533	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen All-American Municipal Bond Fund	0%	0%	0%	0%
Nuveen Limited Term Municipal Bond Fund	0%	0%	0%	0%
Nuveen High Yield Municipal Bond Fund	0%	0%	0%	0%
Nuveen Intermediate Duration Municipal Bond Fund	0%	0%	0%	0%
Nuveen Short Duration High Yield Municipal Bond Fund	0%	0%	0%	0%
Nuveen Strategic Municipal Opportunities Fund	0%	0%	0%	0%

March 31, 2020	Audit Fees Billed to Funds [1,5]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen All-American Municipal Bond Fund	53,127	0	0	0
Nuveen Limited Term Municipal Bond Fund	53,508	0	0	0
Nuveen High Yield Municipal Bond Fund	159,395	0	0	0
Nuveen Intermediate Duration Municipal Bond Fund	66,390	0	0	0
Nuveen Short Duration High Yield Municipal Bond Fund	72,697	0	0	0
Nuveen Strategic Municipal Opportunities Fund	35,344	0	0	0

Total	$440,462	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

[5]	Amount was restated to include additional audit fees related to COVID-19 and complex fees for target funds.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen All-American Municipal Bond Fund	0%	0%	0%	0%
Nuveen Limited Term Municipal Bond Fund	0%	0%	0%	0%
Nuveen High Yield Municipal Bond Fund	0%	0%	0%	0%
Nuveen Intermediate Duration Municipal Bond Fund	0%	0%	0%	0%
Nuveen Short Duration High Yield Municipal Bond Fund	0%	0%	0%	0%
Nuveen Strategic Municipal Opportunities Fund	0%	0%	0%	0%

Fiscal Year Ended March 31, 2021	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Municipal Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended March 31, 2020	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Municipal Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended March 31, 2021	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen All-American Municipal Bond Fund	1,365	0	0	1,365
Nuveen Limited Term Municipal Bond Fund	1,487	0	0	1,487
Nuveen High Yield Municipal Bond Fund	3,770	0	0	3,770
Nuveen Intermediate Duration Municipal Bond Fund	1,876	0	0	1,876
Nuveen Short Duration High Yield Municipal Bond Fund	824	0	0	824
Nuveen Strategic Municipal Opportunities Fund	211	0	0	211

Total	$9,533	$0	$0	$9,533

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended March 31, 2020	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen All-American Municipal Bond Fund	0	0	0	0
Nuveen Limited Term Municipal Bond Fund	0	0	0	0
Nuveen High Yield Municipal Bond Fund	0	0	0	0
Nuveen Intermediate Duration Municipal Bond Fund	0	0	0	0
Nuveen Short Duration High Yield Municipal Bond Fund	0	0	0	0
Nuveen Strategic Municipal Opportunities Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a	)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a	)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a	)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a	)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b	)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Trust

By (Signature and Title)	/s/ Mark J. Czarniecki
Mark J. Czarniecki
Vice President and Secretary

Date: June 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher E. Stickrod
Christopher E. Stickrod
Chief Administrative Officer
(principal executive officer)

Date: June 4, 2021

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: June 4, 2021